UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: March 31, 2021

Date of reporting period: March 31, 2021

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

MARCH 31, 2021

2021 Annual Report

iShares Trust

🌑	iShares S&P 100 ETF | OEF | NYSE Arca

🌑	iShares S&P 500 Growth ETF | IVW | NYSE Arca

🌑	iShares S&P 500 Value ETF | IVE | NYSE Arca

🌑	iShares S&P Mid-Cap 400 Growth ETF | IJK | NYSE Arca

🌑	iShares S&P Mid-Cap 400 Value ETF | IJJ | NYSE Arca

🌑	iShares S&P Small-Cap 600 Growth ETF | IJT | NASDAQ

🌑	iShares S&P Small-Cap 600 Value ETF | IJS | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2021 reflected a remarkable period of disruption and adaptation, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world instituted economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

As April 2020 began, stocks were near their lowest point since the beginning of the pandemic. However, a steady recovery began, as businesses started re-opening and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following the implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) was near all-time lows as the period began, reflecting a reduced investor appetite for risk. However, inflation concerns from a rapidly expanding economy raised yields late in the reporting period, leading to a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to positive returns for corporate bonds, particularly high-yield corporates, which gained substantially.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. In early 2021, President Biden signed one of the largest economic rescue packages in U.S. history, which should provide a solid tailwind for economic growth. In our view, inflation is likely to increase somewhat as the expansion continues, but moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion due to the change in Fed policy.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are neutral overall on credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2021
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.07%	56.35%

U.S. small cap equities (Russell 2000® Index)	48.05	94.85

International equities (MSCI Europe, Australasia, Far East Index)	20.08	44.57

Emerging market equities (MSCI Emerging Markets Index)	22.43	58.39

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.12

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.88)	(8.23)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.73)	0.71

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.46	5.29

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.35	23.65

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2021 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 62.53%. The reporting period began near the height of uncertainty surrounding the coronavirus pandemic, which drove equity prices to a multi-year low. However, stocks began to recover as the federal government took measures to adapt to the economic and public health impact of the novel coronavirus. Optimism about the growth outlook for the economy led to further advances, and stocks moved past pre-pandemic prices to reach all-time highs near the end of the reporting period.

The pandemic’s initial economic consequences were swift and far-reaching. Restrictions imposed to slow the virus’ spread resulted in extensive job losses, and the unemployment rate rose quickly, reaching 14.8% in April 2020. Consumer spending, an important engine of economic growth, decreased sharply as people spent more time at home. These disruptions led to a substantial economic contraction. The U.S. economy declined by an annualized 31.4% in the second quarter of 2020, the largest decline on record.

However, unprecedented fiscal stimulus began to reverse the downward economic momentum. Individuals began to receive direct payments in April 2020 as part of the U.S. $2.2 trillion CARES Act, and payments to support businesses that kept employees on payroll helped to stabilize the economy. Unemployment began to decline, decreasing each month between April 2020 and November 2020, while still remaining elevated compared to pre-pandemic levels. Equity prices rose in response to the improving economic outlook.

The U.S. Federal Reserve (“Fed”) also responded to the pandemic, maintaining short-term interest rates near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities. The Fed later widened its program to include directly purchasing corporate bonds for the first time, including high-yield bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy.

Fiscal and monetary stimulus, along with partial reopenings in many states, helped the economy rebound sharply in the second half of 2020. Economic growth picked up in the third quarter of 2020, with an annualized gain of 33.4%, as some previously shut-down parts of the economy resumed functioning. Growth moderated in the fourth quarter of 2020, rising by an annualized 4.3%.

In addition to the growing economy, stocks were boosted by the November 2020 news that several vaccines under development showed high effectiveness rates. Stocks also benefited from the results of the election in November 2020, which led to a change of administrations but made wide-reaching reforms less likely due to slim majorities in the U.S. Congress. Additional stimulus packages signed in December 2020 and March 2021 propelled further strong gains in equities, and many U.S. stock indexes touched all-time highs near the end of the reporting period.

Rising household wealth amid higher asset prices and the return to economic growth led analysts to expect that high savings and pent-up consumer demand will drive increased spending as the pandemic wanes. However, this also raised investors’ inflation expectations near the end of the reporting period. Additionally, the unequal nature of the recovery highlighted the difficulty many individuals still face, as total unemployment remained well below pre-pandemic levels, and 30% of Americans reported lower incomes as of February 2021.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® S&P 100 ETF

Investment Objective

The iShares S&P 100 ETF (the “Fund”) seeks to track the investment results of an index composed of 100 large-capitalization U.S. equities, as represented by the S&P 100® (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	54.11%	16.73%	14.01%	54.11%	116.75%	270.89%
Fund Market	54.07	16.73	14.00	54.07	116.72	270.76
Index	54.37	16.96	14.24	54.37	118.86	278.46

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,162.80	$ 1.08		$ 1,000.00	$ 1,023.90	$ 1.01		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2021 (continued)	iShares® S&P 100 ETF

Portfolio Management Commentary

Mega-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The information technology sector was the leading contributor to the Index’s return, benefiting from the acceleration of trends in automation, cloud computing, and digitization. The coronavirus pandemic disrupted normal business practices and limited face-to-face contact, prompting many businesses to improve and expand their technology systems, which led to a rebound in consumer information technology spending and solid earnings growth for the sector. With 42% of the U.S. labor force working from home due to pandemic restrictions, demand for cloud computing and business-oriented infrastructure and security software grew rapidly, driving a solid advance in the software and services industry. The technology hardware and equipment industry also contributed to the Index’s return, as the transition to remote work and school drove purchases of personal computers and peripherals and heightened demand for equipment related to data storage.

The communication services sector was another source of strength, led by the media and entertainment industry. Consumers spending more time at home made greater use of home entertainment products, such as on-demand films and television, streaming services, and video games. Increased online advertising led to revenue gains in the interactive media and services industry.

The consumer discretionary sector was also a notable Index contributor, rebounding strongly as fiscal stimulus payments and unemployment insurance supplements supported increased consumer spending. Retailers, which were particularly pressured by pandemic-related restrictions, recovered to post strong gains amid a mass COVID-19 vaccination program and an improving economy. Internet and direct marketing retailers were boosted by an increase in online shopping amid pandemic-related restrictions.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments (a)
Information Technology	30.7%
Communication Services	15.1
Consumer Discretionary	13.8
Health Care	12.2
Financials	10.1
Consumer Staples	6.8
Industrials	5.8
Energy	2.3
Utilities	1.5
Materials	1.1
Real Estate	0.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments (a)
Apple Inc.	8.7%
Microsoft Corp.	8.0
Amazon.com Inc.	5.9
Facebook Inc., Class A	3.2
Alphabet Inc., Class A	2.8
Alphabet Inc., Class C	2.7
Tesla Inc.	2.3
Berkshire Hathaway Inc., Class B	2.2
JPMorgan Chase & Co.	2.1
Johnson & Johnson	1.9

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® S&P 500 Growth ETF

Investment Objective

The iShares S&P 500 Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit growth characteristics, as represented by the S&P 500 Growth IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	59.13%	19.14%	15.95%	59.13%	140.05%	339.33%
Fund Market	59.31	19.15	15.95	59.31	140.14	339.39
Index	59.43	19.35	16.16	59.43	142.16	347.30

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,129.20	$ 0.96		$ 1,000.00	$ 1,024.00	$ 0.91		0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2021 (continued)	iShares® S&P 500 Growth ETF

Portfolio Management Commentary

Growth-oriented large-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The information technology sector was the leading contributor to the Index’s return, benefiting from the acceleration of trends in automation, cloud computing, and digitization. The coronavirus pandemic disrupted normal business practices, prompting many businesses to enhance their technology systems. Combined with a rebound in both consumer and business information technology spending, the accelerated adoption of technology products and services led to solid earnings growth for the sector. With 42% of the U.S. labor force working from home, demand for cloud computing and business-oriented infrastructure and security software supported a solid advance in the software and services industry. The technology hardware and equipment industry also contributed, as the transition to remote work and school drove purchases of personal computers and peripherals.

The communication services sector was another source of strength for the Index’s return, led by media and entertainment stocks. Consumers stuck at home made greater use of on-demand films and television, streaming services, and video games. Despite a decline in overall consumer spending in the wake of the pandemic, spending on video games and home entertainment rose significantly. Increased online advertising led to revenue gains in the interactive media and services industry.

The consumer discretionary sector also bolstered the Index’s performance, rebounding strongly after a decline early in the pandemic. Retailers, which were particularly pressured by the onset of the pandemic and related restrictions, recovered to post strong gains amid a mass COVID-19 vaccination program and an improving economy. Internet and direct marketing retailers led the industry’s contribution, boosted by an increase in online shopping amid pandemic-related restrictions.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments (a)

Information Technology	40.9%
Consumer Discretionary	17.0
Communication Services	14.8
Health Care	11.7
Industrials	5.9
Consumer Staples	3.4
Financials	2.7
Materials	1.9
Real Estate	1.1
Other (each representing less than 1%)	0.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments (a)

Apple Inc.	11.2%
Microsoft Corp.	10.3
Amazon.com Inc.	7.7
Facebook Inc., Class A	4.1
Alphabet Inc., Class A	3.6
Alphabet Inc., Class C	3.5
Tesla Inc.	3.0
NVIDIA Corp.	1.9
PayPal Holdings Inc.	1.7
Home Depot Inc. (The)	1.4

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® S&P 500 Value ETF

Investment Objective

The iShares S&P 500 Value ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit value characteristics, as represented by the S&P 500 Value IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	50.10%	12.13%	10.96%	50.10%	77.29%	182.93%
Fund Market	50.28	12.16	10.97	50.28	77.48	183.12
Index	50.37	12.31	11.15	50.37	78.72	187.68

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,266.70	$ 1.02		$ 1,000.00	$ 1,024.00	$ 0.91		0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2021 (continued)	iShares® S&P 500 Value ETF

Portfolio Management Commentary

Value-oriented large-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The financials sector, which is closely tied to the strength of the broader economy, contributed the most to the Index’s performance. Within the sector, banks were the leading contributors. In the wake of the coronavirus pandemic, bank stocks faced headwinds amid concerns that widespread business failures would lead to significant loan losses. However, bank stocks rallied when the Fed backed credit markets and effective COVID-19 vaccines were developed and distributed, raising investors’ hopes for an economic rebound. Investment banking and brokerage companies also contributed to the Index’s return, as higher trading revenues amid a surge in equity trading volume boosted investment banks’ profit margins.

The ongoing economic recovery also helped the economically sensitive industrials sector, which was a significant contributor to the Index’s return. The capital goods industry was the primary source of strength amid a rebound in industrial production, although manufacturing output remained below pre-pandemic levels. Optimism about continued economic growth led to the highest levels of business confidence in more than 35 years. Strong consumer demand for manufactured goods, including automobiles, helped support U.S. manufacturers.

The healthcare sector was a solid contributor to the Index’s performance, as optimism surrounding the economic recovery and the development of new products offset a decline in healthcare spending, particularly during the early part of the pandemic. Although pandemic-related restrictions led patients to make fewer doctor visits and delay elective procedures, analysts assessed that deferred demand for health services would lead to increased revenues as the economy continued to rebound.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments (a)

Financials	20.3%
Health Care	14.4
Industrials	11.9
Information Technology	11.7
Consumer Staples	9.1
Consumer Discretionary	7.7
Communication Services	6.9
Energy	5.7
Utilities	4.9
Real Estate	3.9
Materials	3.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments (a)

Berkshire Hathaway Inc., Class B	3.0%
JPMorgan Chase & Co.	2.8
Walt Disney Co. (The)	2.0
Bank of America Corp.	1.8
Intel Corp.	1.6
Johnson & Johnson	1.6
Verizon Communications Inc.	1.5
Exxon Mobil Corp.	1.4
Cisco Systems Inc.	1.3
AT&T Inc.	1.3

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® S&P Mid-Cap 400 Growth ETF

Investment Objective

The iShares S&P Mid-Cap 400 Growth ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the S&P MidCap 400 Growth IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	76.68%	15.19%	12.11%	76.68%	102.84%	213.57%
Fund Market	76.90	15.21	12.12	76.90	103.01	213.87
Index	77.05	15.46	12.34	77.05	105.15	220.05

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,312.90	$ 0.98		$ 1,000.00	$ 1,024.10	$ 0.86		0.17%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2021 (continued)	iShares® S&P Mid-Cap 400 Growth ETF

Portfolio Management Commentary

Growth-oriented, mid-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The consumer discretionary sector led contributions to the Index’s return. Retailers, which were particularly pressured by the pandemic’s restrictions, recovered amid vaccination programs and an improving economy. Consumers increased savings and reduced credit card debt, which led to a surge in spending on nonessential items, benefiting the specialty retail industry. Similarly, hotels, restaurants, and leisure stocks advanced, as hotel and cruise bookings increased amid optimism about vaccinations. Consumer durables stocks also gained as homebound consumers increased spending on home-related goods such as furniture and appliances in the second half of 2020.

The information technology sector also bolstered the Index’s performance. Semiconductors and semiconductor equipment stocks led the advance, as strong demand led to a semiconductor shortage, boosting chip maker’s revenues. With 42% of the U.S. labor force working from home, demand for cloud computing and business-oriented infrastructure and security software grew rapidly, supporting the advance of the software and services industry. The technology hardware and equipment industry also contributed, as the transition to remote work and school drove purchases of personal computers and peripherals.

The ongoing economic recovery also helped the economically sensitive industrials sector. The capital goods industry drove contribution amid a rebound in industrial production. Optimism about economic growth led to the highest levels of business confidence in more than 35 years. Strong consumer demand for manufactured goods, including automobiles, helped support U.S. manufacturers. Healthcare stocks also advanced, as optimism surrounding the economic recovery and the development of new products offset a decline in healthcare spending, particularly during the early part of the pandemic.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	19.7%
Industrials	19.4
Health Care	18.8
Consumer Discretionary	15.6
Financials	8.5
Materials	5.4
Real Estate	4.7
Consumer Staples	3.5
Communication Services	2.5
Energy	1.3
Utilities	0.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

SolarEdge Technologies Inc.	1.4%
Bio-Techne Corp.	1.4
Cognex Corp.	1.4
PTC Inc.	1.4
Charles River Laboratories International Inc.	1.3
Fair Isaac Corp.	1.3
Williams-Sonoma Inc.	1.3
Cree Inc.	1.2
Graco Inc.	1.1
Darling Ingredients Inc.	1.1

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® S&P Mid-Cap 400 Value ETF

Investment Objective

The iShares S&P Mid-Cap 400 Value ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit value characteristics, as represented by the S&P MidCap 400 Value IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	88.83%	12.51%	10.98%	88.83%	80.32%	183.43%
Fund Market	89.17	12.54	10.99	89.17	80.50	183.75
Index	89.26	12.77	11.21	89.26	82.39	189.39

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,522.50	$ 1.19		$ 1,000.00	$ 1,024.00	$ 0.96		0.19%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2021 (continued)	iShares® S&P Mid-Cap 400 Value ETF

Portfolio Management Commentary

Value-oriented mid-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The financials sector, which is closely tied to the strength of the broader economy, contributed the most to the Index’s performance. Within the sector, banks were the leading contributors. In the wake of the coronavirus pandemic, bank stocks faced headwinds amid concerns that widespread business failures would lead to significant loan losses. However, bank stocks rallied when the Fed backed credit markets and effective COVID-19 vaccines were developed and distributed, raising investors’ hopes for an economic rebound.

The consumer discretionary sector also contributed to the Index’s return, rebounding strongly after a decline early in the pandemic. Hotels, restaurants, and leisure stocks contributed notably, as hotel and cruise bookings increased amid optimism about vaccinations. Consumers increased savings and reduced credit card debt amid the pandemic, which led to a surge in spending on nonessential items, benefiting the specialty retail industry.

The ongoing economic recovery also helped the economically sensitive industrials sector, which was a solid contributor to the Index’s return. The capital goods industry was the primary source of strength amid a rebound in industrial production, although manufacturing output remained below pre-pandemic levels. Strong consumer demand for manufactured goods, including automobiles, helped support U.S. manufacturers.

The information technology sector also contributed to the Index’s performance, benefiting from the acceleration of trends in automation, cloud computing, and digitization. The technology hardware and equipment industry contributed the most, as the transition to remote work and school drove purchases of personal computers and peripherals and heightened demand for equipment related to data storage.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	22.3%
Industrials	17.4
Consumer Discretionary	13.8
Real Estate	13.0
Information Technology	9.4
Materials	7.4
Utilities	5.9
Health Care	4.2
Consumer Staples	3.9
Communication Services	1.4
Energy	1.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

East West Bancorp. Inc.	0.9%
Steel Dynamics Inc.	0.9
Lear Corp.	0.8
Reliance Steel & Aluminum Co.	0.8
Owens Corning	0.8
AECOM	0.8
Kohl’s Corp.	0.8
First Horizon Corp.	0.8
Jones Lang LaSalle Inc.	0.8
Alleghany Corp.	0.7

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® S&P Small-Cap 600 Growth ETF

Investment Objective

The iShares S&P Small-Cap 600 Growth ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit growth characteristics, as represented by the S&P SmallCap 600 Growth IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	86.30%	16.59%	13.55%	86.30%	115.46%	256.33%
Fund Market	87.21	16.66	13.58	87.21	116.05	257.29
Index	86.77	16.87	13.75	86.77	117.98	262.53

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,456.00	$ 1.16		$ 1,000.00	$ 1,024.00	$ 0.96		0.19%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	15

Fund Summary as of March 31, 2021 (continued)	iShares® S&P Small-Cap 600 Growth ETF

Portfolio Management Commentary

Growth-oriented small-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The consumer discretionary sector led gains in the Index’s return, rebounding strongly after a decline early in the coronavirus pandemic. Consumer durables stocks gained as homebound consumers increased spending on home-related goods such as furniture and appliances in the second half of 2020. Retailers, which were particularly pressured by the pandemic’s restrictions, recovered to post strong gains amid vaccination programs and an improving economy. Consumers increased savings and reduced credit card debt, which led to a surge in spending on nonessential items, benefiting the specialty retail industry.

The information technology sector also bolstered the Index’s return. With 42% of the U.S. labor force working from home due to pandemic restrictions, demand for cloud computing and business-oriented infrastructure and security software grew rapidly, driving a solid advance in the software and services industry. Semiconductors and semiconductor equipment stocks also advanced, as strong demand led to a semiconductor shortage and boosted revenues of chip makers. The technology hardware and equipment industry also contributed, as the transition to remote work and school drove purchases of personal computers and peripherals.

The ongoing economic recovery also helped the economically sensitive industrials sector. The capital goods industry drove contribution amid a rebound in industrial production, although manufacturing output remained below pre-pandemic levels. Optimism about economic growth led to the highest levels of business confidence in more than 35 years. Strong consumer demand for manufactured goods helped support U.S. manufacturers. Healthcare stocks also advanced, as optimism surrounding the economic recovery and the development of new products offset a decline in pandemic-related healthcare spending.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)

Information Technology	19.3%
Industrials	18.3
Health Care	18.0
Consumer Discretionary	16.7
Financials	9.3
Real Estate	5.2
Consumer Staples	4.6
Materials	3.9
Communication Services	2.4
Energy	1.4
Utilities	0.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)

Saia Inc.	1.3%
NeoGenomics Inc.	1.2
Omnicell Inc.	1.2
Crocs Inc.	1.1
MicroStrategy Inc., Class A	1.1
Chart Industries Inc.	1.1
Exponent Inc.	1.1
Power Integrations Inc.	1.0
GameStop Corp., Class A	1.0
Ensign Group Inc. (The)	1.0

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® S&P Small-Cap 600 Value ETF

Investment Objective

The iShares S&P Small-Cap 600 Value ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics, as represented by the S&P SmallCap 600 Value IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	103.08%	13.86%	11.89%	103.08%	91.39%	207.53%
Fund Market	104.07	13.92	11.92	104.07	91.84	208.32
Index	103.29	14.03	12.07	103.29	92.83	212.42

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,648.70	$ 1.25		$ 1,000.00	$ 1,024.00	$ 0.96		0.19%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	17

Fund Summary as of March 31, 2021 (continued)	iShares® S&P Small-Cap 600 Value ETF

Portfolio Management Commentary

Value-oriented small-capitalization U.S. stocks advanced sharply for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The consumer discretionary sector contributed the most to the Index’s return, rebounding strongly after a decline early in the pandemic. Retailers, which were particularly pressured by the onset of the pandemic and related restrictions, recovered to post strong gains amid a mass COVID-19 vaccination program and an improving economy. Consumers increased savings and reduced credit card debt amid the pandemic, which led to a surge in spending on nonessential items, benefiting the specialty retail industry. Consumer durables stocks gained as homebound consumers increased spending on luxury apparel and home-related goods in the second half of 2020.

The financials sector, which is closely tied to the strength of the broader economy, was a strong contributor to the Index’s performance. Within the sector, banks were the leading contributors. In the wake of the coronavirus pandemic, bank stocks faced headwinds amid concerns that widespread business failures would lead to significant loan losses. However, bank stocks rallied when the Fed backed credit markets and effective COVID-19 vaccines were developed and distributed, raising investors’ hopes for an economic rebound.

The ongoing economic recovery also helped the economically sensitive industrials sector, which was a solid contributor to the Index’s return. The capital goods industry was the primary source of strength amid a rebound in industrial production, although manufacturing output remained below pre-pandemic levels. Optimism about continued economic growth led to the highest levels of business confidence in more than 35 years. Strong consumer demand for manufactured goods, including automobiles, helped support U.S. manufacturers.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)

Financials	23.1%
Industrials	18.2
Consumer Discretionary	15.8
Real Estate	9.6
Information Technology	8.3
Health Care	6.2
Materials	6.1
Energy	5.4
Consumer Staples	3.6
Utilities	2.0
Communication Services	1.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)

GameStop Corp., Class A	1.0%
Macy’s Inc.	0.9
Resideo Technologies Inc.	0.8
Pacific Premier Bancorp. Inc.	0.7
Asbury Automotive Group Inc.	0.7
BankUnited Inc.	0.7
First Hawaiian Inc.	0.7
Bed Bath & Beyond Inc.	0.7
PDC Energy Inc.	0.6
ABM Industries Inc.	0.6

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	19

Schedule of Investments March 31, 2021	iShares® S&P 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.8%
Boeing Co. (The)	171,670	$43,727,782
General Dynamics Corp.	72,761	13,210,487
Lockheed Martin Corp.	77,130	28,499,535
Raytheon Technologies Corp.	475,462	36,738,949

		122,176,753

Air Freight & Logistics — 0.9%
FedEx Corp.	76,281	21,666,855
United Parcel Service Inc., Class B	225,142	38,271,889

		59,938,744

Automobiles — 2.8%
Ford Motor Co.(a)	1,220,621	14,952,607
General Motors Co.	396,667	22,792,486
Tesla Inc.(a)	240,278	160,488,885

		198,233,978

Banks — 5.1%
Bank of America Corp.	2,377,255	91,975,996
Citigroup Inc.	653,146	47,516,371
JPMorgan Chase & Co.	954,853	145,357,272
U.S. Bancorp	427,655	23,653,598
Wells Fargo & Co.	1,293,610	50,541,343

		359,044,580

Beverages — 1.8%
Coca-Cola Co. (The)	1,213,591	63,968,382
PepsiCo Inc.	431,696	61,063,399

		125,031,781

Biotechnology — 2.1%
AbbVie Inc.	552,565	59,798,584
Amgen Inc.	180,727	44,966,685
Biogen Inc.(a)	47,801	13,372,330
Gilead Sciences Inc.	393,202	25,412,645

		143,550,244

Capital Markets — 1.7%
Bank of New York Mellon Corp. (The)	253,170	11,972,410
BlackRock Inc.(b)	44,419	33,490,149
Goldman Sachs Group Inc. (The)	107,663	35,205,801
Morgan Stanley	469,570	36,466,806

		117,135,166

Chemicals — 1.1%
Dow Inc.	232,714	14,879,733
DuPont de Nemours Inc.	168,941	13,055,761
Linde PLC	163,602	45,831,464

		73,766,958

Communications Equipment — 1.0%
Cisco Systems Inc.	1,321,047	68,311,340

Consumer Finance — 0.7%
American Express Co.	204,183	28,879,643
Capital One Financial Corp.	143,543	18,262,976

		47,142,619

Diversified Financial Services — 2.2%
Berkshire Hathaway Inc., Class B(a)	596,628	152,420,555

Diversified Telecommunication Services — 2.0%
AT&T Inc.	2,231,612	67,550,895
Verizon Communications Inc.	1,294,875	75,296,982

		142,847,877

Security	Shares	Value

Electric Utilities — 1.5%
Duke Energy Corp.	240,470	$23,212,569
Exelon Corp.	304,760	13,330,202
NextEra Energy Inc.	613,268	46,369,194
Southern Co. (The)	330,411	20,538,348

		103,450,313

Electrical Equipment — 0.2%
Emerson Electric Co.	187,495	16,915,799

Entertainment — 2.5%
Netflix Inc.(a)	138,586	72,294,773
Walt Disney Co. (The)(a)	568,017	104,810,497

		177,105,270

Equity Real Estate Investment Trusts (REITs) — 0.6%
American Tower Corp.	139,053	33,242,010
Simon Property Group Inc.	103,082	11,727,639

		44,969,649

Food & Staples Retailing — 1.7%
Costco Wholesale Corp.	138,513	48,823,062
Walgreens Boots Alliance Inc.	225,040	12,354,696
Walmart Inc.	433,805	58,923,733

		120,101,491

Food Products — 0.5%
Kraft Heinz Co. (The)	203,429	8,137,160
Mondelez International Inc., Class A	441,868	25,862,534

		33,999,694

Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	554,333	66,431,267
Danaher Corp.	198,342	44,642,817
Medtronic PLC	421,827	49,830,424

		160,904,508

Health Care Providers & Services — 2.0%
CVS Health Corp.	410,338	30,869,728
UnitedHealth Group Inc.	295,802	110,059,050

		140,928,778

Hotels, Restaurants & Leisure — 1.8%
Booking Holdings Inc.(a)	12,816	29,859,229
McDonald’s Corp.	233,298	52,291,414
Starbucks Corp.	368,391	40,254,085

		122,404,728

Household Products — 1.8%
Colgate-Palmolive Co.	265,389	20,920,615
Procter & Gamble Co. (The)	770,537	104,353,826

		125,274,441

Industrial Conglomerates — 1.7%
3M Co.	181,206	34,914,772
General Electric Co.(c)	2,743,591	36,023,350
Honeywell International Inc.	217,632	47,241,378

		118,179,500

Insurance — 0.4%
American International Group Inc.	271,368	12,539,916
MetLife Inc.	234,718	14,268,507

		26,808,423

Interactive Media & Services — 8.6%
Alphabet Inc., Class A(a)	94,104	194,091,382
Alphabet Inc., Class C, NVS(a)	90,197	186,584,220
Facebook Inc., Class A(a)	752,693	221,690,669

		602,366,271

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® S&P 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail — 5.9%
Amazon.com Inc.(a)	133,935	$414,405,605

IT Services — 5.6%
Accenture PLC, Class A	198,463	54,825,404
International Business Machines Corp.	279,617	37,261,761
Mastercard Inc., Class A	274,354	97,683,742
PayPal Holdings Inc.(a)	366,475	88,994,789
Visa Inc., Class A	530,734	112,372,310

		391,138,006

Life Sciences Tools & Services — 0.8%
Thermo Fisher Scientific Inc.	123,222	56,236,056

Machinery — 0.6%
Caterpillar Inc.	170,631	39,564,210

Media — 1.5%
Charter Communications Inc., Class A(a)(c)	44,253	27,304,986
Comcast Corp., Class A	1,430,387	77,398,241

		104,703,227

Multiline Retail — 0.4%
Target Corp.	156,730	31,043,511

Oil, Gas & Consumable Fuels — 2.3%
Chevron Corp.	602,786	63,165,945
ConocoPhillips	423,759	22,446,514
Exxon Mobil Corp.	1,324,707	73,958,392

		159,570,851

Pharmaceuticals — 5.0%
Bristol-Myers Squibb Co.	701,072	44,258,675
Eli Lilly & Co.	248,918	46,502,861
Johnson & Johnson	822,545	135,185,271
Merck & Co. Inc.	791,766	61,037,241
Pfizer Inc.	1,745,306	63,232,436

		350,216,484

Road & Rail — 0.7%
Union Pacific Corp.	209,597	46,197,275

Semiconductors & Semiconductor Equipment — 5.0%
Broadcom Inc.	127,738	59,227,001
Intel Corp.	1,271,361	81,367,104
NVIDIA Corp.	194,005	103,585,090
QUALCOMM Inc.	355,468	47,131,502
Texas Instruments Inc.	287,954	54,420,426

		345,731,123

Software — 10.5%
Adobe Inc.(a)	149,987	71,299,320
Microsoft Corp.	2,360,048	556,428,517

Security	Shares	Value

Software (continued)
Oracle Corp.	580,370	$40,724,563
salesforce.com Inc.(a)	287,170	60,842,708

		729,295,108

Specialty Retail — 2.1%
Home Depot Inc. (The)	336,882	102,833,230
Lowe’s Companies Inc.	228,738	43,501,393

		146,334,623

Technology Hardware, Storage & Peripherals — 8.6%
Apple Inc.	4,938,002	603,176,944

Textiles, Apparel & Luxury Goods — 0.8%
Nike Inc., Class B	397,860	52,871,615

Tobacco — 1.0%
Altria Group Inc.	581,606	29,754,963
Philip Morris International Inc.	487,302	43,243,179

		72,998,142

Wireless Telecommunication Services — 0.3%
T-Mobile U.S. Inc.(a)	182,741	22,895,620

Total Common Stocks — 99.9% (Cost: $5,359,933,090)		6,969,387,860

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(b)(d)(e)	8,867,130	8,872,450
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(d)	4,763,000	4,763,000

		13,635,450

Total Short-Term Investments — 0.2% (Cost: $13,635,450)		13,635,450

Total Investments in Securities — 100.1% (Cost: $5,373,568,540)		6,983,023,310

Other Assets, Less Liabilities — (0.1)%		(5,790,265)

Net Assets — 100.0%		$6,977,233,045

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2021	iShares® S&P 100 ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$122,836,761	$—	$(114,020,239	)(a)	$48,227	$7,701	$8,872,450	8,867,130	$103,280	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	8,783,000	—	(4,020,000	)(a)	—	—	4,763,000	4,763,000	16,494		—
BlackRock Inc.	17,813,946	14,087,060	(14,281,286)		3,652,683	12,217,746	33,490,149	44,419	785,480		—

					$3,700,910	$12,225,447	$47,125,599		$905,254		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	39	06/18/21	$7,736	$70,659

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$70,659

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$8,416,074

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(678,940)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,562,464

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® S&P 100 ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$6,969,387,860	$—	$—	$6,969,387,860
Money Market Funds	13,635,450	—	—	13,635,450

	$6,983,023,310	$—	$—	$6,983,023,310

Derivative financial instruments(a)
Assets
Futures Contracts	$70,659	$—	$—	$70,659

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments March 31, 2021	iShares® S&P 500 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.5%
L3Harris Technologies Inc.	212,541	$43,077,810
Lockheed Martin Corp.	205,113	75,789,253
Teledyne Technologies Inc.(a)(b)	32,451	13,423,356
TransDigm Group Inc.(a)	59,678	35,085,890

		167,376,309

Air Freight & Logistics — 0.8%
Expeditors International of Washington Inc.	199,327	21,465,525
FedEx Corp.	283,096	80,410,588
United Parcel Service Inc., Class B	913,580	155,299,464

		257,175,577

Auto Components — 0.1%
Aptiv PLC	327,258	45,128,878

Automobiles — 3.0%
Tesla Inc.(a)	1,391,086	929,148,072

Banks — 0.3%
First Republic Bank/CA	169,687	28,295,307
SVB Financial Group(a)	97,904	48,331,289

		76,626,596

Beverages — 1.1%
Brown-Forman Corp., Class B, NVS	163,151	11,252,524
Coca-Cola Co. (The)	2,463,419	129,846,816
Monster Beverage Corp.(a)(b)	668,332	60,878,362
PepsiCo Inc.	1,051,031	148,668,335

		350,646,037

Biotechnology — 2.2%
AbbVie Inc.	2,366,838	256,139,208
Alexion Pharmaceuticals Inc.(a)	291,615	44,590,850
Amgen Inc.	523,818	130,331,157
Biogen Inc.(a)	146,453	40,970,227
Incyte Corp.(a)	215,420	17,507,183
Regeneron Pharmaceuticals Inc.(a)	191,044	90,390,558
Vertex Pharmaceuticals Inc.(a)	471,542	101,329,660

		681,258,843

Building Products — 0.3%
Allegion PLC	68,719	8,632,481
Carrier Global Corp.	942,516	39,793,025
Fortune Brands Home & Security Inc.	141,608	13,568,879
Masco Corp.	205,146	12,288,245
Trane Technologies PLC	197,851	32,756,212

		107,038,842

Capital Markets — 1.9%
BlackRock Inc.(c)	179,886	135,626,849
Cboe Global Markets Inc.	97,901	9,661,850
Intercontinental Exchange Inc.	547,897	61,189,137
MarketAxess Holdings Inc.	68,794	34,253,908
Moody’s Corp.	210,143	62,750,801
MSCI Inc.	149,735	62,780,891
Nasdaq Inc.	137,311	20,247,880
S&P Global Inc.	436,435	154,004,818
T Rowe Price Group Inc.	248,300	42,608,280

		583,124,414

Chemicals — 1.4%
Air Products & Chemicals Inc.	184,399	51,878,815
Albemarle Corp.	211,559	30,910,886
Dow Inc.	664,590	42,493,885

Security	Shares	Value

Chemicals (continued)
Ecolab Inc.	208,263	$44,582,860
FMC Corp.	232,441	25,710,299
Linde PLC	550,058	154,093,248
Sherwin-Williams Co. (The)	100,925	74,483,659

		424,153,652

Commercial Services & Supplies — 0.4%
Cintas Corp.	105,978	36,171,351
Copart Inc.(a)	375,677	40,802,279
Rollins Inc.	401,182	13,808,684
Waste Management Inc.	274,585	35,426,957

		126,209,271

Communications Equipment — 0.2%
Arista Networks Inc.(a)(b)	100,176	30,242,133
F5 Networks Inc.(a)(b)	49,107	10,244,702
Motorola Solutions Inc.	137,409	25,839,762

		66,326,597

Construction & Engineering — 0.0%
Quanta Services Inc.	143,370	12,613,693

Construction Materials — 0.1%
Vulcan Materials Co.	99,978	16,871,288

Containers & Packaging — 0.2%
Avery Dennison Corp.	62,483	11,475,003
Ball Corp.	382,916	32,448,302
Sealed Air Corp.	189,896	8,701,035

		52,624,340

Distributors — 0.1%
Pool Corp.	73,327	25,315,413

Electric Utilities — 0.4%
NextEra Energy Inc.	1,525,582	115,349,255
NRG Energy Inc.	256,131	9,663,823

		125,013,078

Electrical Equipment — 0.4%
AMETEK Inc.	206,631	26,392,978
Emerson Electric Co.	436,584	39,388,608
Generac Holdings Inc.(a)	114,022	37,336,504
Rockwell Automation Inc.	117,497	31,188,404

		134,306,494

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	672,721	44,379,404
CDW Corp./DE	111,188	18,429,411
Corning Inc.	654,218	28,465,025
IPG Photonics Corp.(a)(b)	28,052	5,917,289
Keysight Technologies Inc.(a)(b)	193,241	27,710,759
TE Connectivity Ltd.	227,060	29,315,717
Trimble Inc.(a)	454,085	35,323,272
Zebra Technologies Corp., Class A(a)	71,197	34,543,361

		224,084,238

Entertainment — 1.8%
Activision Blizzard Inc.	827,588	76,965,684
Electronic Arts Inc.	281,735	38,138,467
Netflix Inc.(a)	802,339	418,548,163
Take-Two Interactive Software Inc.(a)	208,279	36,802,899

		570,455,213

Equity Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp.	410,456	98,123,611
Crown Castle International Corp.	468,814	80,696,954

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® S&P 500 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Duke Realty Corp.	271,572	$11,387,014
Equinix Inc.	93,775	63,728,552
Extra Space Storage Inc.	115,483	15,307,272
Public Storage	118,086	29,138,901
SBA Communications Corp.	128,901	35,776,473

		334,158,777

Food & Staples Retailing — 0.5%
Costco Wholesale Corp.	425,013	149,808,582

Food Products — 0.1%
Hershey Co. (The)	108,177	17,109,274
Lamb Weston Holdings Inc.	95,070	7,366,024
McCormick & Co. Inc./MD, NVS	196,686	17,536,524

		42,011,822

Health Care Equipment & Supplies — 3.4%
Abbott Laboratories	1,893,071	226,865,629
ABIOMED Inc.(a)	81,925	26,111,955
Align Technology Inc.(a)	130,653	70,752,519
Cooper Companies Inc. (The)(b)	35,877	13,779,997
Danaher Corp.	780,837	175,750,792
DexCom Inc.(a)(b)	174,234	62,617,957
Edwards Lifesciences Corp.(a)	644,876	53,937,429
Hologic Inc.(a)(b)	332,804	24,753,962
IDEXX Laboratories Inc.(a)	154,450	75,573,929
Intuitive Surgical Inc.(a)	149,615	110,556,508
ResMed Inc.	264,667	51,350,691
STERIS PLC	86,985	16,568,903
Stryker Corp.	290,144	70,673,275
Teleflex Inc.	39,405	16,371,201
Varian Medical Systems Inc.(a)	103,147	18,208,540
West Pharmaceutical Services Inc.	135,093	38,066,506

		1,051,939,793

Health Care Providers & Services — 1.3%
DaVita Inc.(a)	130,967	14,114,314
Humana Inc.	121,542	50,956,483
UnitedHealth Group Inc.	890,512	331,332,800

		396,403,597

Health Care Technology — 0.1%
Cerner Corp.	241,971	17,392,875

Hotels, Restaurants & Leisure — 1.7%
Booking Holdings Inc.(a)	28,198	65,696,829
Caesars Entertainment Inc.(a)	219,118	19,161,869
Chipotle Mexican Grill Inc.(a)	50,988	72,444,770
Domino’s Pizza Inc.	70,390	25,888,738
Expedia Group Inc.	90,848	15,636,758
Hilton Worldwide Holdings Inc.	184,389	22,296,318
McDonald’s Corp.	540,372	121,118,980
Penn National Gaming Inc.(a)	161,793	16,962,378
Starbucks Corp.	1,239,189	135,406,182
Yum! Brands Inc.	233,561	25,266,629

		519,879,451

Household Durables — 0.2%
DR Horton Inc.	359,222	32,013,865
Garmin Ltd.	150,478	19,840,524
PulteGroup Inc.	243,292	12,758,232

		64,612,621

Household Products — 1.4%
Church & Dwight Co. Inc.	297,859	26,017,984

Security	Shares	Value

Household Products (continued)
Clorox Co. (The)	151,717	$29,263,175
Colgate-Palmolive Co.	800,380	63,093,956
Kimberly-Clark Corp.	232,985	32,396,564
Procter & Gamble Co. (The)	2,141,268	289,991,925

		440,763,604

Independent Power and Renewable Electricity Producers — 0.0%
AES Corp. (The)	467,764	12,540,753

Industrial Conglomerates — 0.1%
Roper Technologies Inc.	102,576	41,373,004

Insurance — 0.6%
Aon PLC, Class A	213,156	49,049,327
Arthur J Gallagher & Co.	148,973	18,587,362
Marsh & McLennan Companies Inc.	450,789	54,906,100
Progressive Corp. (The)	680,210	65,034,878

		187,577,667

Interactive Media & Services — 11.5%
Alphabet Inc., Class A(a)	544,809	1,123,679,459
Alphabet Inc., Class C, NVS(a)	522,183	1,080,203,419
Facebook Inc., Class A(a)	4,357,668	1,283,463,956
Twitter Inc.(a)	1,448,981	92,198,661

		3,579,545,495

Internet & Direct Marketing Retail — 8.1%
Amazon.com Inc.(a)	775,412	2,399,186,761
eBay Inc.	1,172,548	71,806,840
Etsy Inc.(a)	228,347	46,050,739

		2,517,044,340

IT Services — 5.7%
Accenture PLC, Class A	643,748	177,835,385
Akamai Technologies Inc.(a)(b)	186,946	19,049,797
Automatic Data Processing Inc.	372,100	70,129,687
Broadridge Financial Solutions Inc.	103,575	15,857,333
Cognizant Technology Solutions Corp., Class A	490,866	38,346,452
Fiserv Inc.(a)(b)	709,034	84,403,407
FleetCor Technologies Inc.(a)	64,407	17,301,652
Gartner Inc.(a)	84,641	15,451,215
Jack Henry & Associates Inc.	64,622	9,804,450
Mastercard Inc., Class A	1,080,084	384,563,908
Paychex Inc.	306,576	30,050,580
PayPal Holdings Inc.(a)	2,121,680	515,228,771
VeriSign Inc.(a)	75,185	14,943,771
Visa Inc., Class A	1,843,588	390,342,887

		1,783,309,295

Life Sciences Tools & Services — 1.9%
Agilent Technologies Inc.	396,462	50,406,179
Bio-Rad Laboratories Inc., Class A(a)	38,706	22,107,706
Illumina Inc.(a)	132,153	50,754,681
IQVIA Holdings Inc.(a)	220,801	42,645,505
Mettler-Toledo International Inc.(a)	42,559	49,185,011
PerkinElmer Inc.(b)	201,612	25,864,803
Thermo Fisher Scientific Inc.	713,386	325,575,103
Waters Corp.(a)(b)	61,124	17,369,607

		583,908,595

Machinery — 1.4%
Caterpillar Inc.	464,293	107,655,618
Cummins Inc.	116,235	30,117,651
Deere & Co.	426,126	159,430,782
IDEX Corp.	60,698	12,705,305

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2021	iShares® S&P 500 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Illinois Tool Works Inc.	229,993	$50,948,049
Otis Worldwide Corp.	381,015	26,080,477
Parker-Hannifin Corp.	122,019	38,488,453
Xylem Inc./NY	148,804	15,651,205

		441,077,540

Media — 1.1%
Charter Communications Inc., Class A(a)(b)	256,525	158,281,056
Comcast Corp., Class A	3,645,986	197,284,302

		355,565,358

Metals & Mining — 0.3%
Freeport-McMoRan Inc.(a)	1,641,540	54,055,912
Newmont Corp.	798,430	48,121,376

		102,177,288

Multiline Retail — 0.7%
Dollar General Corp.	443,865	89,935,926
Target Corp.	599,207	118,684,931

		208,620,857

Oil, Gas & Consumable Fuels — 0.1%
Hess Corp.	265,228	18,767,533

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	233,365	67,874,210

Pharmaceuticals — 2.9%
Bristol-Myers Squibb Co.	2,113,266	133,410,483
Catalent Inc.(a)	308,776	32,517,200
Eli Lilly & Co.	879,071	164,228,044
Johnson & Johnson	1,904,828	313,058,482
Merck & Co. Inc.	2,203,067	169,834,435
Zoetis Inc.	627,535	98,824,212

		911,872,856

Professional Services — 0.4%
Equifax Inc.	109,116	19,764,181
IHS Markit Ltd.	438,683	42,455,741
Jacobs Engineering Group Inc.	146,731	18,967,916
Verisk Analytics Inc.	294,909	52,107,471

		133,295,309

Road & Rail — 1.1%
CSX Corp.	717,562	69,187,328
JB Hunt Transport Services Inc.	90,760	15,254,033
Kansas City Southern	84,040	22,179,837
Norfolk Southern Corp.	205,629	55,215,499
Old Dominion Freight Line Inc.	172,873	41,560,398
Union Pacific Corp.	583,198	128,542,671

		331,939,766

Semiconductors & Semiconductor Equipment — 7.3%
Advanced Micro Devices Inc.(a)(b)	2,198,088	172,549,908
Analog Devices Inc.	286,074	44,364,356
Applied Materials Inc.	1,661,890	222,028,504
Broadcom Inc.	502,882	233,166,268
Enphase Energy Inc.(a)	234,035	37,951,116
KLA Corp.	279,477	92,339,201
Lam Research Corp.	258,842	154,073,112
Maxim Integrated Products Inc.	290,941	26,583,279
Microchip Technology Inc.	351,654	54,583,734
Monolithic Power Systems Inc.	77,827	27,489,275
NVIDIA Corp.	1,123,184	599,701,633
NXP Semiconductors NV(b)	26,125	5,260,008
Qorvo Inc.(a)	205,452	37,536,080

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
QUALCOMM Inc.	2,057,957	$272,864,519
Skyworks Solutions Inc.	155,540	28,538,479
Teradyne Inc.	303,418	36,919,902
Texas Instruments Inc.	883,560	166,984,004
Xilinx Inc.	443,759	54,981,740

		2,267,915,118

Software — 15.8%
Adobe Inc.(a)	868,336	412,780,884
ANSYS Inc.(a)	157,364	53,434,520
Autodesk Inc.(a)	398,854	110,542,386
Cadence Design Systems Inc.(a)	504,099	69,056,522
Citrix Systems Inc.	143,580	20,152,889
Fortinet Inc.(a)(b)	245,373	45,251,689
Intuit Inc.	495,910	189,963,285
Microsoft Corp.	13,663,341	3,221,405,908
Oracle Corp.	1,850,368	129,840,322
Paycom Software Inc.(a)	88,742	32,839,864
salesforce.com Inc.(a)	1,662,549	352,244,257
ServiceNow Inc.(a)	355,706	177,892,128
Synopsys Inc.(a)	275,952	68,375,386
Tyler Technologies Inc.(a)	73,410	31,164,747

		4,914,944,787

Specialty Retail — 2.5%
AutoZone Inc.(a)	22,537	31,648,709
Best Buy Co. Inc.	206,900	23,754,189
Home Depot Inc. (The)	1,404,250	428,647,312
L Brands Inc.	233,085	14,418,638
Lowe’s Companies Inc.	941,432	179,041,538
O’Reilly Automotive Inc.(a)	86,597	43,926,328
Tractor Supply Co.	210,235	37,228,414
Ulta Beauty Inc.(a)(b)	51,670	15,974,814

		774,639,942

Technology Hardware, Storage & Peripherals — 11.2%
Apple Inc.	28,588,227	3,492,051,928

Textiles, Apparel & Luxury Goods — 0.6%
Nike Inc., Class B	1,473,802	195,853,548

Trading Companies & Distributors — 0.3%
Fastenal Co.	777,379	39,086,616
United Rentals Inc.(a)	131,292	43,235,769
WW Grainger Inc.	48,681	19,517,673

		101,840,058

Water Utilities — 0.1%
American Water Works Co. Inc.	164,620	24,679,830

Wireless Telecommunication Services — 0.3%
T-Mobile U.S. Inc.(a)	730,138	91,478,990

Total Common Stocks — 99.9% (Cost: $19,002,734,506)		31,132,362,034

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	52,614,682	52,646,251

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® S&P 500 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	37,060,000	$37,060,000

		89,706,251

Total Short-Term Investments — 0.3% (Cost: $89,643,114)		89,706,251

Total Investments in Securities — 100.2% (Cost: $19,092,377,620)		31,222,068,285

Other Assets, Less Liabilities — (0.2)%		(47,312,565)

Net Assets — 100.0%		$31,174,755,720

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$401,174,689	$—	$(348,898,020	)(a)	$408,961	$(39,379)	$52,646,251	52,614,682	$808,847	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	41,016,000	—	(3,956,000	)(a)	—	—	37,060,000	37,060,000	52,392		—
BlackRock Inc.	48,748,676	68,199,105	(24,293,958)		4,835,043	38,137,983	135,626,849	179,886	2,235,345		—

					$5,244,004	$38,098,604	$225,333,100		$3,096,584		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	193	06/18/21	$38,285	$372,702

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$372,702

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2021	iShares® S&P 500 Growth ETF

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$19,758,512

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,836,135

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$44,433,798

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$31,132,362,034	$—	$—	$31,132,362,034
Money Market Funds	89,706,251	—	—	89,706,251

	$31,222,068,285	$—	$—	$31,222,068,285

Derivative financial instruments(a)
Assets
Futures Contracts	$372,702	$—	$—	$372,702

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.8%
Boeing Co. (The)	713,369	$181,709,352
General Dynamics Corp.	301,501	54,740,522
Howmet Aerospace Inc.	507,442	16,304,111
Huntington Ingalls Industries Inc.	51,627	10,627,418
L3Harris Technologies Inc.	115,448	23,399,001
Lockheed Martin Corp.	173,075	63,951,212
Northrop Grumman Corp.	201,356	65,166,856
Raytheon Technologies Corp.	1,975,769	152,667,671
Teledyne Technologies Inc.(a)	24,510	10,138,561
Textron Inc.	294,314	16,505,129
TransDigm Group Inc.(a)	28,317	16,648,131

		611,857,964

Air Freight & Logistics — 0.5%
CH Robinson Worldwide Inc.	174,779	16,679,160
Expeditors International of Washington Inc.	77,077	8,300,422
FedEx Corp.	113,991	32,378,004
United Parcel Service Inc., Class B	280,666	47,710,413

		105,067,999

Airlines — 0.7%
Alaska Air Group Inc.	160,880	11,134,505
American Airlines Group Inc.(b)	835,464	19,967,590
Delta Air Lines Inc.	831,176	40,129,177
Southwest Airlines Co.	769,774	47,002,400
United Airlines Holdings Inc.(a)(b)	415,954	23,933,993

		142,167,665

Auto Components — 0.1%
Aptiv PLC	115,865	15,977,783
BorgWarner Inc.	312,183	14,472,804

		30,450,587

Automobiles — 0.7%
Ford Motor Co.(a)	5,077,111	62,194,610
General Motors Co.	1,648,775	94,738,611

		156,933,221

Banks — 8.9%
Bank of America Corp.	9,878,580	382,202,260
Citigroup Inc.	2,714,125	197,452,594
Citizens Financial Group Inc.	555,223	24,513,095
Comerica Inc.	180,963	12,982,286
Fifth Third Bancorp	922,555	34,549,685
First Republic Bank/CA	108,034	18,014,669
Huntington Bancshares Inc./OH	1,322,722	20,793,190
JPMorgan Chase & Co.	3,967,852	604,026,110
KeyCorp	1,265,351	25,281,713
M&T Bank Corp.	167,057	25,327,512
People’s United Financial Inc.	553,304	9,904,142
PNC Financial Services Group Inc. (The)	551,355	96,713,180
Regions Financial Corp.	1,251,076	25,847,230
Truist Financial Corp.	1,751,753	102,162,235
U.S. Bancorp.	1,777,422	98,309,211
Wells Fargo & Co.	5,375,542	210,022,426
Zions Bancorp. NA	213,522	11,735,169

		1,899,836,707

Beverages — 1.8%
Brown-Forman Corp., Class B, NVS	118,751	8,190,257
Coca-Cola Co. (The)	3,277,962	172,781,377
Constellation Brands Inc., Class A	221,090	50,408,520
Molson Coors Beverage Co., Class B	244,766	12,519,781

Security	Shares	Value

Beverages (continued)
PepsiCo Inc.	1,040,463	$147,173,491

		391,073,426

Biotechnology — 1.4%
AbbVie Inc.	597,905	64,705,279
Alexion Pharmaceuticals Inc.(a)	76,973	11,769,941
Amgen Inc.	375,506	93,429,648
Biogen Inc.(a)	93,515	26,160,821
Gilead Sciences Inc.	1,633,937	105,601,348
Incyte Corp.(a)	89,865	7,303,329

		308,970,366

Building Products — 0.6%
A O Smith Corp.	176,099	11,906,053
Allegion PLC	67,808	8,518,041
Carrier Global Corp.	382,449	16,146,997
Fortune Brands Home & Security Inc.	75,532	7,237,476
Johnson Controls International PLC	936,559	55,884,475
Masco Corp.	187,184	11,212,322
Trane Technologies PLC	166,853	27,624,183

		138,529,547

Capital Markets — 3.9%
Ameriprise Financial Inc.	151,543	35,226,170
Bank of New York Mellon Corp. (The)	1,049,013	49,607,825
BlackRock Inc.(c)	55,347	41,729,424
Cboe Global Markets Inc.	66,942	6,606,506
Charles Schwab Corp. (The)	1,945,930	126,835,717
CME Group Inc.	466,812	95,337,015
Franklin Resources Inc.	354,859	10,503,826
Goldman Sachs Group Inc. (The)	447,385	146,294,895
Intercontinental Exchange Inc.	336,223	37,549,385
Invesco Ltd.	490,833	12,378,808
Moody’s Corp.	58,137	17,360,290
Morgan Stanley	1,951,284	151,536,715
Nasdaq Inc.	52,410	7,728,379
Northern Trust Corp.	271,132	28,498,685
Raymond James Financial Inc.	158,771	19,458,974
State Street Corp.	456,816	38,377,112
T Rowe Price Group Inc.	118,025	20,253,090

		845,282,816

Chemicals — 2.4%
Air Products & Chemicals Inc.	155,366	43,710,670
Celanese Corp.	149,117	22,339,218
CF Industries Holdings Inc.	278,267	12,627,756
Corteva Inc.	966,143	45,041,587
Dow Inc.	492,681	31,502,023
DuPont de Nemours Inc.	700,057	54,100,405
Eastman Chemical Co.	176,447	19,430,344
Ecolab Inc.	174,676	37,392,891
International Flavors & Fragrances Inc.	322,887	45,078,254
Linde PLC	285,532	79,988,935
LyondellBasell Industries NV, Class A	334,899	34,846,241
Mosaic Co. (The)	448,571	14,179,329
PPG Industries Inc.	308,093	46,294,054
Sherwin-Williams Co. (The)	32,654	24,098,979

		510,630,686

Commercial Services & Supplies — 0.4%
Cintas Corp.	38,959	13,297,096
Republic Services Inc.	273,947	27,216,634

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2021	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Waste Management Inc.	308,930	$39,858,149

		80,371,879

Communications Equipment — 1.5%
Cisco Systems Inc.	5,489,557	283,864,993
F5 Networks Inc.(a)(b)	44,895	9,365,995
Juniper Networks Inc.	421,113	10,666,792
Motorola Solutions Inc.	120,305	22,623,355

		326,521,135

Construction & Engineering — 0.0%
Quanta Services Inc.	73,537	6,469,785

Construction Materials — 0.2%
Martin Marietta Materials Inc.	81,168	27,257,838
Vulcan Materials Co.	99,964	16,868,925

		44,126,763

Consumer Finance — 1.2%
American Express Co.	848,471	120,007,738
Capital One Financial Corp.	597,146	75,974,886
Discover Financial Services	399,193	37,919,343
Synchrony Financial	707,565	28,769,593

		262,671,560

Containers & Packaging — 0.5%
Amcor PLC	2,040,066	23,827,971
Avery Dennison Corp.	61,878	11,363,895
Ball Corp.	153,510	13,008,438
International Paper Co.	512,055	27,686,814
Packaging Corp. of America	123,309	16,582,594
Sealed Air Corp.	68,787	3,151,820
Westrock Co.	342,084	17,805,472

		113,427,004

Distributors — 0.2%
Genuine Parts Co.	187,771	21,704,450
LKQ Corp.(a)(b)	359,905	15,234,779

		36,939,229

Diversified Financial Services — 3.0%
Berkshire Hathaway Inc., Class B(a)	2,479,260	633,376,552

Diversified Telecommunication Services — 2.8%
AT&T Inc.	9,273,365	280,704,758
Lumen Technologies Inc.	1,283,605	17,136,127
Verizon Communications Inc.	5,380,801	312,893,578

		610,734,463

Electric Utilities — 3.0%
Alliant Energy Corp.	324,918	17,597,559
American Electric Power Co. Inc.	646,733	54,778,285
Duke Energy Corp.	999,486	96,480,384
Edison International	493,085	28,894,781
Entergy Corp.	261,038	25,965,450
Evergy Inc.	295,093	17,566,886
Eversource Energy	446,325	38,647,282
Exelon Corp.	1,270,836	55,586,367
FirstEnergy Corp.	707,070	24,528,258
NextEra Energy Inc.	1,452,589	109,830,254
NRG Energy Inc.	130,475	4,922,822
Pinnacle West Capital Corp.	146,529	11,920,134
PPL Corp.	1,001,361	28,879,251
Southern Co. (The)	1,373,896	85,401,375
Xcel Energy Inc.	699,009	46,491,089

		647,490,177

Security	Shares	Value

Electrical Equipment — 0.7%
AMETEK Inc.	152,885	$19,528,001
Eaton Corp. PLC	517,641	71,579,398
Emerson Electric Co.	467,579	42,184,977
Rockwell Automation Inc.	66,457	17,640,346

		150,932,722

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	296,042	19,529,891
CDW Corp./DE	102,949	17,063,797
Corning Inc.	527,611	22,956,354
FLIR Systems Inc.	170,645	9,636,323
IPG Photonics Corp.(a)(b)	25,505	5,380,025
Keysight Technologies Inc.(a)	103,815	14,887,071
TE Connectivity Ltd.	267,157	34,492,640
Zebra Technologies Corp., Class A(a)	18,734	9,089,362

		133,035,463

Energy Equipment & Services — 0.5%
Baker Hughes Co.	952,074	20,574,319
Halliburton Co.	1,160,410	24,902,399
NOV Inc.	493,954	6,777,049
Schlumberger Ltd.	1,818,161	49,435,797

		101,689,564

Entertainment — 2.4%
Activision Blizzard Inc.	412,815	38,391,795
Electronic Arts Inc.	172,806	23,392,748
Live Nation Entertainment Inc.(a)(b)	186,185	15,760,560
Walt Disney Co. (The)(a)	2,360,369	435,535,288

		513,080,391

Equity Real Estate Investment Trusts (REITs) — 3.7%
Alexandria Real Estate Equities Inc.	164,770	27,071,711
American Tower Corp.	283,609	67,799,568
AvalonBay Communities Inc.	181,938	33,569,380
Boston Properties Inc.	184,363	18,668,597
Crown Castle International Corp.	224,727	38,682,259
Digital Realty Trust Inc.	365,535	51,481,949
Duke Realty Corp.	286,139	11,997,808
Equinix Inc.	48,761	33,137,488
Equity Residential	446,308	31,969,042
Essex Property Trust Inc.	84,889	23,076,226
Extra Space Storage Inc.	89,679	11,886,951
Federal Realty Investment Trust	91,807	9,313,820
Healthpeak Properties Inc.	700,453	22,232,378
Host Hotels & Resorts Inc.	917,180	15,454,483
Iron Mountain Inc.	375,025	13,879,675
Kimco Realty Corp.	562,296	10,543,050
Mid-America Apartment Communities Inc.	148,739	21,471,962
Prologis Inc.	961,570	101,926,420
Public Storage	112,913	27,862,412
Realty Income Corp.	484,347	30,756,035
Regency Centers Corp.	205,374	11,646,760
SBA Communications Corp.	49,902	13,850,300
Simon Property Group Inc.	427,488	48,635,310
UDR Inc.	388,428	17,036,452
Ventas Inc.	488,050	26,032,587
Vornado Realty Trust	200,815	9,114,993
Welltower Inc.	543,733	38,947,595
Weyerhaeuser Co.	972,659	34,626,660

		802,671,871

Food & Staples Retailing — 2.2%
Costco Wholesale Corp.	270,521	95,353,242

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food & Staples Retailing (continued)
Kroger Co. (The)	988,669	$35,582,197
Sysco Corp.	663,690	52,258,951
Walgreens Boots Alliance Inc.	932,510	51,194,799
Walmart Inc.	1,802,664	244,855,851

		479,245,040

Food Products — 1.8%
Archer-Daniels-Midland Co.	726,100	41,387,700
Campbell Soup Co.	263,925	13,267,510
Conagra Brands Inc.	636,552	23,934,355
General Mills Inc.	796,425	48,836,781
Hershey Co. (The)	111,981	17,710,915
Hormel Foods Corp.	365,219	17,450,164
JM Smucker Co. (The)	143,126	18,109,733
Kellogg Co.	330,954	20,949,388
Kraft Heinz Co. (The)	844,227	33,769,080
Lamb Weston Holdings Inc.	120,190	9,312,321
McCormick & Co. Inc./MD, NVS	181,276	16,162,568
Mondelez International Inc., Class A	1,836,166	107,470,796
Tyson Foods Inc., Class A	383,215	28,472,875

		396,834,186

Gas Utilities — 0.1%
Atmos Energy Corp.	167,386	16,546,106

Health Care Equipment & Supplies — 3.9%
Abbott Laboratories	944,437	113,181,330
Baxter International Inc.	656,779	55,392,741
Becton Dickinson and Co.	377,773	91,855,505
Boston Scientific Corp.(a)(b)	1,842,731	71,221,553
Cooper Companies Inc. (The)(b)	37,672	14,469,439
Danaher Corp.	264,109	59,445,654
DENTSPLY SIRONA Inc.	284,705	18,167,026
Edwards Lifesciences Corp.(a)	349,030	29,192,869
Hologic Inc.(a)	93,811	6,977,662
Intuitive Surgical Inc.(a)	45,879	33,901,828
Medtronic PLC	1,752,885	207,068,305
STERIS PLC	47,842	9,112,944
Stryker Corp.	217,207	52,907,281
Teleflex Inc.	32,181	13,369,918
Varian Medical Systems Inc.(a)	45,282	7,993,632
Zimmer Biomet Holdings Inc.	270,273	43,265,302

		827,522,989

Health Care Providers & Services — 4.1%
AmerisourceBergen Corp.	191,646	22,627,643
Anthem Inc.	318,451	114,307,986
Cardinal Health Inc.	381,857	23,197,813
Centene Corp.(a)	756,240	48,331,298
Cigna Corp.	457,507	110,597,742
CVS Health Corp.	1,705,138	128,277,532
HCA Healthcare Inc.	344,760	64,932,098
Henry Schein Inc.(a)(b)	186,000	12,878,640
Humana Inc.	80,615	33,797,839
Laboratory Corp. of America Holdings(a)	126,899	32,363,052
McKesson Corp.	206,553	40,286,097
Quest Diagnostics Inc.	173,869	22,314,348
UnitedHealth Group Inc.	590,008	219,524,277
Universal Health Services Inc., Class B	101,202	13,499,335

		886,935,700

Health Care Technology — 0.1%
Cerner Corp.	227,018	16,318,054

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.7%
Booking Holdings Inc.(a)	33,005	$76,896,369
Caesars Entertainment Inc.(a)	114,256	9,991,687
Carnival Corp.	1,041,328	27,636,845
Darden Restaurants Inc.	169,598	24,082,916
Expedia Group Inc.	115,252	19,837,174
Hilton Worldwide Holdings Inc.	227,730	27,537,112
Las Vegas Sands Corp.	427,988	26,004,551
Marriott International Inc./MD, Class A	345,283	51,139,865
McDonald’s Corp.	581,682	130,378,204
MGM Resorts International	533,820	20,279,822
Norwegian Cruise Line Holdings Ltd.(a)(b)	472,290	13,030,481
Penn National Gaming Inc.(a)	77,672	8,143,132
Royal Caribbean Cruises Ltd.	284,664	24,370,085
Starbucks Corp.	642,953	70,255,474
Wynn Resorts Ltd.	137,435	17,230,226
Yum! Brands Inc.	223,387	24,166,006

		570,979,949

Household Durables — 0.7%
DR Horton Inc.	172,839	15,403,412
Garmin Ltd.	85,489	11,271,725
Leggett & Platt Inc.	172,378	7,869,056
Lennar Corp., Class A	356,311	36,069,362
Mohawk Industries Inc.(a)	76,809	14,771,139
Newell Brands Inc.	491,375	13,159,022
NVR Inc.(a)	4,493	21,166,208
PulteGroup Inc.	166,902	8,752,341
Whirlpool Corp.	81,536	17,966,458

		146,428,723

Household Products — 1.5%
Church & Dwight Co. Inc.	104,182	9,100,298
Clorox Co. (The)	53,076	10,237,299
Colgate-Palmolive Co.	529,282	41,723,300
Kimberly-Clark Corp.	272,164	37,844,404
Procter & Gamble Co. (The)	1,665,004	225,491,492

		324,396,793

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	537,175	14,401,662

Industrial Conglomerates — 2.4%
3M Co.	752,999	145,087,847
General Electric Co.	11,400,878	149,693,528
Honeywell International Inc.	904,357	196,308,774
Roper Technologies Inc.	62,772	25,318,459

		516,408,608

Insurance — 3.3%
Aflac Inc.	832,163	42,590,102
Allstate Corp. (The)	393,707	45,236,934
American International Group Inc.	1,122,376	51,864,995
Aon PLC, Class A	140,735	32,384,531
Arthur J Gallagher & Co.	142,804	17,817,655
Assurant Inc.	74,691	10,588,943
Chubb Ltd.	585,426	92,479,745
Cincinnati Financial Corp.	194,935	20,095,849
Everest Re Group Ltd.	52,000	12,886,120
Globe Life Inc.	123,288	11,913,320
Hartford Financial Services Group Inc. (The)	463,834	30,979,473
Lincoln National Corp.	233,303	14,527,778
Loews Corp.	296,472	15,203,084
Marsh & McLennan Companies Inc.	337,074	41,055,613

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2021	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
MetLife Inc.	977,482	$59,421,131
Principal Financial Group Inc.	329,378	19,749,505
Progressive Corp. (The)	274,553	26,250,012
Prudential Financial Inc.	516,043	47,011,517
Travelers Companies Inc. (The)	327,952	49,323,981
Unum Group	264,907	7,372,362
Willis Towers Watson PLC	167,851	38,417,737
WR Berkley Corp.	180,564	13,605,498

		700,775,885

IT Services — 4.6%
Accenture PLC, Class A	362,864	100,241,180
Akamai Technologies Inc.(a)	76,391	7,784,243
Automatic Data Processing Inc.	289,349	54,533,606
Broadridge Financial Solutions Inc.	75,289	11,526,746
Cognizant Technology Solutions Corp., Class A	336,837	26,313,706
DXC Technology Co.	331,046	10,348,498
Fidelity National Information Services Inc.	807,649	113,563,526
Fiserv Inc.(a)	239,712	28,535,316
FleetCor Technologies Inc.(a)	61,821	16,606,975
Gartner Inc.(a)	53,518	9,769,711
Global Payments Inc.	383,897	77,385,957
International Business Machines Corp.	1,161,937	154,839,725
Jack Henry & Associates Inc.	50,283	7,628,937
Mastercard Inc., Class A	364,821	129,894,517
Paychex Inc.	196,027	19,214,566
VeriSign Inc.(a)	74,766	14,860,490
Visa Inc., Class A	882,171	186,782,066
Western Union Co. (The)	534,319	13,176,307

		983,006,072

Leisure Products — 0.1%
Hasbro Inc.	166,099	15,965,436

Life Sciences Tools & Services — 0.4%
Agilent Technologies Inc.	109,910	13,973,958
Illumina Inc.(a)	94,716	36,376,627
IQVIA Holdings Inc.(a)	88,843	17,159,137
Waters Corp.(a)	36,107	10,260,526

		77,770,248

Machinery — 2.2%
Caterpillar Inc.	375,802	87,137,210
Cummins Inc.	109,868	28,467,897
Deere & Co.	102,152	38,219,149
Dover Corp.	187,620	25,728,331
Fortive Corp.	439,271	31,030,103
IDEX Corp.	54,275	11,360,843
Illinois Tool Works Inc.	210,218	46,567,491
Ingersoll Rand Inc.(a)	484,093	23,822,217
Otis Worldwide Corp.	254,434	17,416,007
PACCAR Inc.	451,375	41,941,765
Parker-Hannifin Corp.	80,355	25,346,378
Pentair PLC	216,695	13,504,432
Snap-on Inc.	70,477	16,261,863
Stanley Black & Decker Inc.	209,209	41,772,761
Westinghouse Air Brake Technologies Corp.	230,342	18,233,873
Xylem Inc./NY	126,643	13,320,311

		480,130,631

Media — 1.5%
Comcast Corp., Class A	3,328,588	180,109,897
Discovery Inc., Class A(a)(b)	212,227	9,223,385

Security	Shares	Value

Media (continued)
Discovery Inc., Class C, NVS(a)(b)	378,352	$13,957,405
DISH Network Corp., Class A(a)	321,760	11,647,712
Fox Corp., Class A, NVS	434,819	15,701,314
Fox Corp., Class B	196,207	6,853,511
Interpublic Group of Companies Inc. (The)	507,948	14,832,082
News Corp., Class A, NVS	508,529	12,931,892
News Corp., Class B	158,636	3,721,601
Omnicom Group Inc.	279,580	20,730,857
ViacomCBS Inc., Class B, NVS	763,923	34,452,927

		324,162,583

Metals & Mining — 0.4%
Freeport-McMoRan Inc.(a)	719,275	23,685,726
Newmont Corp.	466,894	28,139,701
Nucor Corp.	386,168	30,997,705

		82,823,132

Multi-Utilities — 1.7%
Ameren Corp.	328,283	26,709,105
CenterPoint Energy Inc.	720,402	16,317,105
CMS Energy Corp.	377,378	23,103,081
Consolidated Edison Inc.	445,805	33,346,214
Dominion Energy Inc.	1,047,578	79,574,025
DTE Energy Co.	252,205	33,578,574
NiSource Inc.	511,806	12,339,643
Public Service Enterprise Group Inc.	655,292	39,455,131
Sempra Energy	393,462	52,165,192
WEC Energy Group Inc.	410,835	38,450,048

		355,038,118

Multiline Retail — 0.4%
Dollar Tree Inc.(a)	306,438	35,074,893
Target Corp.	221,610	43,894,293

		78,969,186

Oil, Gas & Consumable Fuels — 5.2%
APA Corp.	496,059	8,879,456
Cabot Oil & Gas Corp.	519,309	9,752,623
Chevron Corp.	2,504,854	262,483,651
ConocoPhillips	1,761,550	93,309,303
Devon Energy Corp.	769,400	16,811,390
Diamondback Energy Inc.	236,146	17,354,370
EOG Resources Inc.	760,362	55,149,056
Exxon Mobil Corp.	5,504,766	307,331,086
Hess Corp.	166,974	11,815,080
HollyFrontier Corp.	193,823	6,934,987
Kinder Morgan Inc.	2,536,209	42,227,880
Marathon Oil Corp.	1,026,440	10,962,379
Marathon Petroleum Corp.	848,401	45,380,969
Occidental Petroleum Corp.	1,091,215	29,048,143
ONEOK Inc.	578,944	29,329,303
Phillips 66	569,283	46,419,336
Pioneer Natural Resources Co.	267,394	42,467,515
Valero Energy Corp.	531,225	38,035,710
Williams Companies Inc. (The)	1,580,966	37,453,085

		1,111,145,322

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	131,274	38,181,043

Pharmaceuticals — 4.4%
Bristol-Myers Squibb Co.	1,398,364	88,278,719
Eli Lilly & Co.	403,219	75,329,374
Johnson & Johnson	2,050,826	337,053,253

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® S&P 500 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Merck & Co. Inc.	1,710,873	$131,891,200
Perrigo Co. PLC	172,712	6,989,655
Pfizer Inc.	7,252,541	262,759,560
Viatris Inc.(a)	1,569,562	21,926,781
Zoetis Inc.	167,226	26,334,750

		950,563,292

Professional Services — 0.4%
Equifax Inc.	79,187	14,343,141
IHS Markit Ltd.	169,662	16,419,888
Jacobs Engineering Group Inc.	64,163	8,294,351
Leidos Holdings Inc.	172,058	16,565,744
Nielsen Holdings PLC	464,958	11,693,694
Robert Half International Inc.	145,682	11,373,394

		78,690,212

Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A(a)	437,044	34,574,551

Road & Rail — 1.0%
CSX Corp.	475,777	45,874,418
JB Hunt Transport Services Inc.	44,645	7,503,485
Kansas City Southern	58,138	15,343,781
Norfolk Southern Corp.	180,152	48,374,415
Union Pacific Corp.	452,904	99,824,571

		216,920,670

Semiconductors & Semiconductor Equipment — 3.8%
Analog Devices Inc.	272,911	42,323,038
Broadcom Inc.	169,861	78,757,751
Intel Corp.	5,283,088	338,117,632
Maxim Integrated Products Inc.	139,341	12,731,587
Microchip Technology Inc.	98,463	15,283,427
Micron Technology Inc.(a)	1,454,600	128,310,266
NXP Semiconductors NV(b)	341,456	68,748,751
Skyworks Solutions Inc.	102,673	18,838,442
Texas Instruments Inc.	562,390	106,286,086

		809,396,980

Software — 0.5%
Citrix Systems Inc.	56,082	7,871,669
NortonLifeLock Inc.	760,003	16,157,664
Oracle Corp.	1,085,263	76,152,905

		100,182,238

Specialty Retail — 2.1%
Advance Auto Parts Inc.	85,184	15,630,412
AutoZone Inc.(a)	12,745	17,897,804
Best Buy Co. Inc.	149,829	17,201,867
CarMax Inc.(a)	210,688	27,949,870
Gap Inc. (The)(a)	268,009	7,981,308
Home Depot Inc. (The)	391,970	119,648,843
L Brands Inc.	133,919	8,284,229
Lowe’s Companies Inc.	275,652	52,423,497
O’Reilly Automotive Inc.(a)	29,200	14,811,700
Ross Stores Inc.	463,812	55,615,697
TJX Companies Inc. (The)	1,561,169	103,271,329
Ulta Beauty Inc.(a)	35,992	11,127,647

		451,844,203

Technology Hardware, Storage & Peripherals — 0.7%
Hewlett Packard Enterprise Co.	1,690,407	26,607,006

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
HP Inc.	1,628,654	$51,709,764
NetApp Inc.	288,064	20,933,611
Seagate Technology PLC	262,342	20,134,749
Western Digital Corp.	399,503	26,666,825

		146,051,955

Textiles, Apparel & Luxury Goods — 0.8%
Hanesbrands Inc.	453,544	8,921,210
Nike Inc., Class B	595,186	79,094,268
PVH Corp.	92,399	9,766,574
Ralph Lauren Corp.	62,877	7,743,931
Tapestry Inc.	361,136	14,882,415
Under Armour Inc., Class A(a)(b)	245,673	5,444,114
Under Armour Inc., Class C, NVS(a)	253,511	4,679,813
VF Corp.	417,666	33,379,867

		163,912,192

Tobacco — 1.4%
Altria Group Inc.	2,416,841	123,645,585
Philip Morris International Inc.	2,024,967	179,695,572

		303,341,157

Trading Companies & Distributors — 0.1%
Fastenal Co.	186,697	9,387,125
WW Grainger Inc.	22,404	8,982,436

		18,369,561

Water Utilities — 0.1%
American Water Works Co. Inc.	117,964	17,685,163

Wireless Telecommunication Services — 0.1%
T-Mobile U.S. Inc.(a)	235,640	29,523,336

Total Common Stocks — 99.7% (Cost: $18,289,397,301)		21,369,380,518

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	44,449,493	44,476,163
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	31,200,000	31,200,000

		75,676,163

Total Short-Term Investments — 0.4% (Cost: $75,654,507)		75,676,163

Total Investments in Securities — 100.1% (Cost: $18,365,051,808)		21,445,056,681

Other Assets, Less Liabilities — (0.1)%		(20,605,257)

Net Assets — 100.0%		$21,424,451,424

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2021	iShares® S&P 500 Value ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$129,283,627	$—		$(85,021,635	)(a)	$262,725	$(48,554)	$44,476,163	44,449,493	$1,089,720	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	21,602,000	9,598,000	(a)	—		—	—	31,200,000	31,200,000	34,010		—
BlackRock Inc.	38,428,739	25,959,854		(51,386,091)		13,185,296	15,541,626	41,729,424	55,347	1,402,378		—

						$13,448,021	$15,493,072	$117,405,587		$2,526,108		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	253	06/18/21	$50,188	$489,767

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$489,767

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$17,350,967

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,095,999

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$46,395,004

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® S&P 500 Value ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$21,369,380,518	$—	$—	$21,369,380,518
Money Market Funds	75,676,163	—	—	75,676,163

	$21,445,056,681	$—	$—	$21,445,056,681

Derivative financial instruments(a)
Assets
Futures Contracts	$489,767	$—	$—	$489,767

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments March 31, 2021	iShares® S&P Mid-Cap 400 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.4%
Axon Enterprise Inc.(a)	477,396	$67,990,738
Curtiss-Wright Corp.	113,369	13,445,563
Mercury Systems Inc.(a)	420,198	29,686,989

		111,123,290

Air Freight & Logistics — 0.6%
XPO Logistics Inc.(a)	397,775	49,045,657

Auto Components — 1.1%
Fox Factory Holding Corp.(a)(b)	312,870	39,753,262
Gentex Corp.	1,057,766	37,730,514
Visteon Corp.(a)(b)	100,177	12,216,585

		89,700,361

Banks — 1.7%
Commerce Bancshares Inc.	378,551	29,000,792
First Financial Bankshares Inc.	681,370	31,840,420
Glacier Bancorp. Inc.	357,111	20,383,896
PacWest Bancorp	246,051	9,386,846
Signature Bank/New York NY	149,497	33,801,272
Umpqua Holdings Corp.	709,364	12,449,338

		136,862,564

Beverages — 1.0%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	68,892	83,103,042

Biotechnology — 3.5%
Arrowhead Pharmaceuticals Inc.(a)(b)	776,837	51,512,061
Emergent BioSolutions Inc.(a)(b)	339,088	31,504,666
Exelixis Inc.(a)	2,335,108	52,750,090
Halozyme Therapeutics Inc.(a)(b)	951,733	39,677,749
Ligand Pharmaceuticals Inc.(a)(b)	64,653	9,856,350
Neurocrine Biosciences Inc.(a)	703,420	68,407,595
United Therapeutics Corp.(a)	140,025	23,421,982

		277,130,493

Building Products — 2.4%
Builders FirstSource Inc.(a)(b)	757,074	35,105,521
Lennox International Inc.	151,632	47,247,015
Simpson Manufacturing Co. Inc.	324,343	33,644,100
Trex Co. Inc.(a)(b)	866,713	79,338,908

		195,335,544

Capital Markets — 2.7%
Evercore Inc., Class A	198,149	26,104,149
FactSet Research Systems Inc.	284,256	87,718,559
Federated Hermes Inc.	288,499	9,030,019
Interactive Brokers Group Inc., Class A	604,709	44,167,945
SEI Investments Co.	454,693	27,704,445
Stifel Financial Corp.	329,987	21,138,967

		215,864,084

Chemicals — 2.6%
Ashland Global Holdings Inc.	147,118	13,059,665
Chemours Co. (The)	556,306	15,526,500
Ingevity Corp.(a)	148,649	11,227,459
NewMarket Corp.	20,924	7,954,468
RPM International Inc.	603,733	55,452,876
Scotts Miracle-Gro Co. (The)	304,346	74,555,640
Sensient Technologies Corp.	152,261	11,876,358
Valvoline Inc.	814,713	21,239,568

		210,892,534

Security	Shares	Value

Commercial Services & Supplies — 2.4%
Brink’s Co. (The)	140,538	$11,134,826
Clean Harbors Inc.(a)(b)	147,154	12,369,765
IAA Inc.(a)(b)	1,007,064	55,529,509
MSA Safety Inc.	272,085	40,818,192
Stericycle Inc.(a)(b)	267,404	18,052,444
Tetra Tech Inc.	405,880	55,086,033

		192,990,769

Communications Equipment — 0.9%
Ciena Corp.(a)	429,677	23,511,925
Lumentum Holdings Inc.(a)(b)	566,582	51,757,266

		75,269,191

Construction & Engineering — 0.2%
Valmont Industries Inc.	65,102	15,472,792

Construction Materials — 0.3%
Eagle Materials Inc.	194,615	26,158,202

Consumer Finance — 0.9%
LendingTree Inc.(a)(b)	81,554	17,371,002
PROG Holdings Inc.	234,318	10,143,626
SLM Corp.	2,508,450	45,076,847

		72,591,475

Containers & Packaging — 0.7%
AptarGroup Inc.	297,506	42,147,675
Silgan Holdings Inc.	257,332	10,815,664

		52,963,339

Diversified Consumer Services — 0.7%
Grand Canyon Education Inc.(a)(b)	129,808	13,902,437
Service Corp. International	760,848	38,841,290
WW International Inc.(a)(b)	139,235	4,355,271

		57,098,998

Diversified Telecommunication Services — 0.3%
Iridium Communications Inc.(a)	539,498	22,254,292

Electric Utilities — 0.2%
PNM Resources Inc.	250,550	12,289,478

Electrical Equipment — 1.9%
EnerSys	156,552	14,214,922
Hubbell Inc.	243,834	45,570,136
Regal Beloit Corp.	152,008	21,688,502
Sunrun Inc.(a)(b)	1,197,838	72,445,242

		153,918,802

Electronic Equipment, Instruments & Components — 3.1%
Cognex Corp.	1,317,493	109,338,744
Coherent Inc.(a)	62,216	15,733,804
II-VI Inc.(a)(b)	784,099	53,608,849
Littelfuse Inc.	183,648	48,563,877
National Instruments Corp.	443,260	19,142,183

		246,387,457

Energy Equipment & Services — 0.2%
ChampionX Corp.(a)	572,097	12,431,668

Entertainment — 0.1%
World Wrestling Entertainment Inc., Class A	202,849	11,006,587

Equity Real Estate Investment Trusts (REITs) — 4.7%
American Campus Communities Inc.	401,771	17,344,454
Camden Property Trust	343,202	37,721,332
CoreSite Realty Corp.	204,864	24,552,950

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® S&P Mid-Cap 400 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
CyrusOne Inc.	901,599	$61,056,284
EastGroup Properties Inc.	172,166	24,667,945
First Industrial Realty Trust Inc.	492,894	22,569,616
Healthcare Realty Trust Inc.	418,376	12,685,160
Lamar Advertising Co., Class A	323,678	30,399,838
Life Storage Inc.	293,696	25,243,171
Medical Properties Trust Inc.	1,693,009	36,027,232
PotlatchDeltic Corp.	189,848	10,046,756
PS Business Parks Inc.	69,034	10,671,276
Rayonier Inc.	412,629	13,307,285
Rexford Industrial Realty Inc.	580,381	29,251,202
STORE Capital Corp.	664,275	22,253,213

		377,797,714

Food & Staples Retailing — 0.5%
Casey’s General Stores Inc.	105,082	22,717,677
Grocery Outlet Holding Corp.(a)(b)	402,219	14,837,859

		37,555,536

Food Products — 1.7%
Darling Ingredients Inc.(a)	1,216,989	89,546,051
Flowers Foods Inc.	574,692	13,677,670
Hain Celestial Group Inc. (The)(a)(b)	380,160	16,574,976
Lancaster Colony Corp.	84,910	14,889,817
Tootsie Roll Industries Inc.(b)	56,034	1,856,406

		136,544,920

Health Care Equipment & Supplies — 4.9%
Avanos Medical Inc.(a)	358,997	15,702,529
Cantel Medical Corp.(a)	134,996	10,778,081
Globus Medical Inc., Class A(a)(b)	578,437	35,672,210
Haemonetics Corp.(a)(b)	209,209	23,224,291
Hill-Rom Holdings Inc.	208,610	23,047,233
ICU Medical Inc.(a)(b)	75,042	15,416,628
Integra LifeSciences Holdings Corp.(a)(b)	265,218	18,323,912
Masimo Corp.(a)(b)	380,556	87,398,491
Neogen Corp.(a)	239,105	21,254,043
Penumbra Inc.(a)(b)	253,709	68,648,581
Quidel Corp.(a)(b)	288,233	36,873,648
STAAR Surgical Co.(a)(b)	348,518	36,737,282

		393,076,929

Health Care Providers & Services — 3.9%
Acadia Healthcare Co. Inc.(a)	253,241	14,470,191
Amedisys Inc.(a)(b)	245,861	65,101,534
Chemed Corp.	120,000	55,178,400
Encompass Health Corp.	416,059	34,075,232
HealthEquity Inc.(a)(b)	620,605	42,201,140
LHC Group Inc.(a)(b)	236,466	45,214,664
Molina Healthcare Inc.(a)	234,648	54,851,316

		311,092,477

Hotels, Restaurants & Leisure — 3.7%
Boyd Gaming Corp.(a)	325,519	19,192,600
Choice Hotels International Inc.	114,549	12,289,962
Churchill Downs Inc.(b)	259,178	58,942,261
Jack in the Box Inc.	170,858	18,756,791
Papa John’s International Inc.	246,451	21,845,417
Scientific Games Corp./DE, Class A(a)(b)	244,313	9,410,937
Six Flags Entertainment Corp.	215,593	10,018,607
Texas Roadhouse Inc.	489,804	46,991,796
Travel + Leisure Co.	250,830	15,340,763
Wendy’s Co. (The)	1,340,281	27,154,093
Wingstop Inc.(b)	222,201	28,257,301

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Wyndham Hotels & Resorts Inc.	376,561	$26,276,426

		294,476,954

Household Durables — 2.0%
Helen of Troy Ltd.(a)(b)	182,593	38,465,041
Tempur Sealy International Inc.	1,429,332	52,256,378
Toll Brothers Inc.	368,980	20,932,235
TopBuild Corp.(a)(b)	247,132	51,756,855

		163,410,509

Household Products — 0.1%
Energizer Holdings Inc.	204,422	9,701,868

Industrial Conglomerates — 0.5%
Carlisle Companies Inc.	231,339	38,073,773

Insurance — 2.9%
Brighthouse Financial Inc.(a)	653,992	28,939,146
Brown & Brown Inc.	1,752,389	80,101,701
Kinsale Capital Group Inc.(b)	160,219	26,404,091
Primerica Inc.	294,473	43,528,999
RenaissanceRe Holdings Ltd.	216,360	34,671,690
RLI Corp.	175,449	19,574,845

		233,220,472

Interactive Media & Services — 0.3%
TripAdvisor Inc.(a)	266,967	14,360,155
Yelp Inc.(a)(b)	268,859	10,485,501

		24,845,656

Internet & Direct Marketing Retail — 0.5%
Grubhub Inc.(a)(b)	697,980	41,878,800

IT Services — 1.6%
Concentrix Corp.(a)(b)	149,385	22,365,922
LiveRamp Holdings Inc.(a)	265,455	13,771,805
MAXIMUS Inc.	285,167	25,391,270
Perspecta Inc.	389,391	11,311,809
Sabre Corp.	855,023	12,662,891
WEX Inc.(a)(b)	191,834	40,135,509

		125,639,206

Leisure Products — 1.9%
Brunswick Corp./DE	320,161	30,533,755
Mattel Inc.(a)(b)	2,605,899	51,909,508
Polaris Inc.	204,915	27,356,152
YETI Holdings Inc.(a)(b)	561,122	40,518,620

		150,318,035

Life Sciences Tools & Services — 5.6%
Bio-Techne Corp.	290,394	110,910,180
Charles River Laboratories International Inc.(a)	372,483	107,956,748
Medpace Holdings Inc.(a)(b)	205,938	33,784,129
PRA Health Sciences Inc.(a)	483,084	74,071,270
Repligen Corp.(a)	381,241	74,117,063
Syneos Health Inc.(a)	618,644	46,924,147

		447,763,537

Machinery — 6.0%
AGCO Corp.	193,892	27,852,586
Donaldson Co. Inc.	471,991	27,450,997
Graco Inc.	1,263,146	90,466,516
ITT Inc.	291,336	26,485,356
Lincoln Electric Holdings Inc.	446,544	54,898,119
Middleby Corp. (The)(a)(b)	254,020	42,103,815
Nordson Corp.	254,819	50,627,439

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2021	iShares® S&P Mid-Cap 400 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Terex Corp.	197,381	$9,093,343
Timken Co. (The)	509,998	41,396,538
Toro Co. (The)	805,489	83,078,135
Woodward Inc.	228,189	27,526,439

		480,979,283

Media — 1.8%
Cable One Inc.	40,652	74,326,491
New York Times Co. (The), Class A	1,085,198	54,932,723
TEGNA Inc.	657,220	12,375,452

		141,634,666

Metals & Mining — 1.5%
Cleveland-Cliffs Inc.	3,435,228	69,082,435
Compass Minerals International Inc.	122,055	7,655,290
Royal Gold Inc.	284,804	30,650,607
Worthington Industries Inc.	149,560	10,033,980

		117,422,312

Multiline Retail — 0.5%
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	425,974	37,059,738

Oil, Gas & Consumable Fuels — 1.1%
Antero Midstream Corp.	2,141,661	19,339,199
Cimarex Energy Co.	369,347	21,935,518
CNX Resources Corp.(a)(b)	1,644,408	24,172,798
EQT Corp.	793,098	14,735,761
Equitrans Midstream Corp.	1,373,809	11,210,281

		91,393,557

Paper & Forest Products — 0.3%
Louisiana-Pacific Corp.	438,433	24,315,494

Personal Products — 0.1%
Nu Skin Enterprises Inc., Class A	209,298	11,069,771

Pharmaceuticals — 1.0%
Jazz Pharmaceuticals PLC(a)	421,568	69,293,132
Nektar Therapeutics(a)(b)	518,149	10,362,980

		79,656,112

Professional Services — 2.2%
ASGN Inc.(a)	396,683	37,859,426
CACI International Inc., Class A(a)(b)	81,203	20,029,532
CoreLogic Inc.	547,510	43,390,167
FTI Consulting Inc.(a)(b)	256,280	35,907,391
Insperity Inc.	265,987	22,273,751
Science Applications International Corp.	169,954	14,206,455

		173,666,722

Road & Rail — 1.0%
Knight-Swift Transportation Holdings Inc.	917,460	44,120,652
Landstar System Inc.	181,006	29,876,850
Werner Enterprises Inc.	196,687	9,277,726

		83,275,228

Semiconductors & Semiconductor Equipment — 7.4%
Amkor Technology Inc.	241,489	5,725,704
Brooks Automation Inc.	555,504	45,356,902
Cirrus Logic Inc.(a)(b)	186,810	15,839,620
CMC Materials Inc.	218,301	38,593,434
Cree Inc.(a)(b)	862,514	93,263,639
First Solar Inc.(a)(b)	634,571	55,398,048
MKS Instruments Inc.	413,312	76,636,311
Semtech Corp.(a)	486,519	33,569,811
Silicon Laboratories Inc.(a)(b)	193,967	27,362,925

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
SolarEdge Technologies Inc.(a)(b)	386,069	$110,971,673
Synaptics Inc.(a)	125,482	16,992,772
Universal Display Corp.(b)	320,857	75,969,312

		595,680,151

Software — 6.6%
ACI Worldwide Inc.(a)(b)	473,453	18,014,887
Blackbaud Inc.	162,950	11,582,486
CDK Global Inc.	455,646	24,632,223
Ceridian HCM Holding Inc.(a)(b)	578,242	48,728,453
CommVault Systems Inc.(a)	172,362	11,117,349
Fair Isaac Corp.(a)(b)	218,818	106,356,489
j2 Global Inc.(a)	200,213	23,997,530
Manhattan Associates Inc.(a)(b)	477,531	56,052,589
Paylocity Holding Corp.(a)(b)	280,802	50,496,624
PTC Inc.(a)	786,844	108,309,076
Qualys Inc.(a)(b)	252,370	26,443,329
SailPoint Technologies Holdings Inc.(a)(b)	684,314	34,653,661
Teradata Corp.(a)(b)	301,852	11,633,376

		532,018,072

Specialty Retail — 4.2%
Five Below Inc.(a)(b)	418,178	79,784,181
Lithia Motors Inc., Class A	199,329	77,756,250
RH(a)(b)	122,154	72,877,076
Williams-Sonoma Inc.	573,227	102,722,278

		333,139,785

Textiles, Apparel & Luxury Goods — 1.0%
Columbia Sportswear Co.	95,996	10,140,057
Deckers Outdoor Corp.(a)(b)	210,840	69,665,753

		79,805,810

Thrifts & Mortgage Finance — 0.3%
Essent Group Ltd.	422,283	20,054,220

Trading Companies & Distributors — 0.7%
MSC Industrial Direct Co. Inc., Class A	174,832	15,768,098
Watsco Inc.	152,527	39,771,415

		55,539,513

Water Utilities — 0.5%
Essential Utilities Inc.	835,683	37,396,814

Total Common Stocks — 99.9% (Cost: $5,925,304,395)		7,999,394,253

Short-Term Investments

Money Market Funds — 4.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	374,056,202	374,280,636
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	5,285,000	5,285,000

		379,565,636

Total Short-Term Investments — 4.7% (Cost: $379,345,534)		379,565,636

Total Investments in Securities — 104.6% (Cost: $6,304,649,929)		8,378,959,889

Other Assets, Less Liabilities — (4.6)%		(371,674,533)

Net Assets — 100.0%		$8,007,285,356

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® S&P Mid-Cap 400 Growth ETF

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$404,103,793	$—	$(30,175,992	)(a)	$115,111	$237,724	$374,280,636	374,056,202	$1,660,538	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,785,000	—	(5,500,000	)(a)	—	—	5,285,000	5,285,000	10,915		—

					$115,111	$237,724	$379,565,636		$1,671,453		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P MidCap 400 E-Mini Index	25	06/18/21	$6,513	$(26,931)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$26,931

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$4,748,393

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$833,851

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2021	iShares® S&P Mid-Cap 400 Growth ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,740,334

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$7,999,394,253	$—	$—	$7,999,394,253
Money Market Funds	379,565,636	—	—	379,565,636

	$8,378,959,889	$—	$—	$8,378,959,889

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(26,931)	$—	$—	$(26,931)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® S&P Mid-Cap 400 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.6%
Curtiss-Wright Corp.	174,850	$20,737,210
Hexcel Corp.	568,199	31,819,144

		52,556,354

Air Freight & Logistics — 0.5%
XPO Logistics Inc.(a)	333,312	41,097,370

Airlines — 0.5%
JetBlue Airways Corp.(a)(b)	2,147,188	43,673,804

Auto Components — 2.3%
Adient PLC(a)	639,368	28,260,066
Dana Inc.	983,320	23,924,176
Gentex Corp.	696,073	24,828,924
Goodyear Tire & Rubber Co. (The)(a)	1,586,356	27,872,275
Lear Corp.(b)	371,678	67,366,637
Visteon Corp.(a)(b)	98,730	12,040,123

		184,292,201

Automobiles — 1.1%
Harley-Davidson Inc.	1,041,650	41,770,165
Thor Industries Inc.	376,172	50,685,415

		92,455,580

Banks — 12.6%
Associated Banc-Corp.	1,039,849	22,190,378
BancorpSouth Bank	656,047	21,308,407
Bank of Hawaii Corp.	272,790	24,411,977
Bank OZK	821,502	33,558,357
Cathay General Bancorp.	506,680	20,662,410
CIT Group Inc.	670,733	34,549,457
Commerce Bancshares Inc.	372,507	28,537,761
Cullen/Frost Bankers Inc.	381,959	41,541,861
East West Bancorp. Inc.	961,831	70,983,128
First Financial Bankshares Inc.	347,160	16,222,787
First Horizon Corp.	3,774,008	63,818,475
FNB Corp.	2,186,141	27,763,991
Fulton Financial Corp.	1,100,629	18,743,712
Glacier Bancorp. Inc.	323,464	18,463,325
Hancock Whitney Corp.	590,061	24,788,463
Home BancShares Inc./AR	1,033,029	27,943,435
International Bancshares Corp.	377,632	17,529,677
PacWest Bancorp	570,152	21,751,299
Pinnacle Financial Partners Inc.	516,309	45,775,956
Prosperity Bancshares Inc.	631,396	47,285,246
Signature Bank/New York NY	252,032	56,984,435
Sterling Bancorp./DE	1,315,059	30,272,658
Synovus Financial Corp.	1,009,929	46,204,252
TCF Financial Corp.	1,036,840	48,171,586
Texas Capital Bancshares Inc.(a)	343,347	24,350,169
Trustmark Corp.	429,871	14,469,458
UMB Financial Corp.	294,851	27,223,593
Umpqua Holdings Corp.	851,568	14,945,018
United Bankshares Inc./WV	874,373	33,733,310
Valley National Bancorp	2,755,839	37,865,228
Webster Financial Corp.	613,558	33,813,181
Wintrust Financial Corp.	386,735	29,314,513

		1,025,177,503

Biotechnology — 0.5%
Ligand Pharmaceuticals Inc.(a)	54,283	8,275,443

Security	Shares	Value

Biotechnology (continued)
United Therapeutics Corp.(a)(b)	175,624	$29,376,627

		37,652,070

Building Products — 1.6%
Builders FirstSource Inc.(a)	715,527	33,178,987
Lennox International Inc.	95,699	29,818,851
Owens Corning	712,899	65,650,869

		128,648,707

Capital Markets — 1.9%
Affiliated Managers Group Inc.	289,586	43,157,002
Evercore Inc., Class A	105,868	13,947,050
Federated Hermes Inc.	376,372	11,780,444
Janus Henderson Group PLC	1,156,742	36,032,513
SEI Investments Co.	397,002	24,189,332
Stifel Financial Corp.	414,038	26,523,274

		155,629,615

Chemicals — 2.7%
Ashland Global Holdings Inc.	237,538	21,086,248
Avient Corp.	620,604	29,335,951
Cabot Corp.	383,829	20,127,993
Chemours Co. (The)	616,902	17,217,735
Ingevity Corp.(a)	140,723	10,628,808
Minerals Technologies Inc.	229,467	17,283,455
NewMarket Corp.	30,706	11,673,193
Olin Corp.	970,139	36,836,178
RPM International Inc.	336,012	30,862,702
Sensient Technologies Corp.	150,137	11,710,686
Valvoline Inc.	493,989	12,878,293

		219,641,242

Commercial Services & Supplies — 1.3%
Brink’s Co. (The)	207,976	16,477,939
Clean Harbors Inc.(a)	208,404	17,518,440
Healthcare Services Group Inc.	508,706	14,259,029
Herman Miller Inc.	399,753	16,449,836
KAR Auction Services Inc.	881,330	13,219,950
Stericycle Inc.(a)(b)	380,051	25,657,243

		103,582,437

Communications Equipment — 0.9%
Ciena Corp.(a)(b)	664,142	36,341,850
NetScout Systems Inc.(a)(b)	497,871	14,020,048
ViaSat Inc.(a)(b)	441,201	21,208,532

		71,570,430

Construction & Engineering — 2.5%
AECOM(a)	1,003,597	64,340,603
Dycom Industries Inc.(a)(b)	207,519	19,268,139
EMCOR Group Inc.	372,307	41,757,953
Fluor Corp.	849,286	19,610,014
MasTec Inc.(a)(b)	383,280	35,913,336
Valmont Industries Inc.	84,852	20,166,775

		201,056,820

Construction Materials — 0.2%
Eagle Materials Inc.	108,378	14,567,087

Consumer Finance — 0.6%
FirstCash Inc.	278,171	18,267,490
Navient Corp.	1,250,943	17,900,994
PROG Holdings Inc.	248,769	10,769,210

		46,937,694

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2021	iShares® S&P Mid-Cap 400 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging — 1.1%
AptarGroup Inc.	172,838	$24,485,959
Greif Inc., Class A, NVS	180,510	10,289,070
Silgan Holdings Inc.	296,650	12,468,200
Sonoco Products Co.	682,617	43,209,656

		90,452,885

Diversified Consumer Services — 1.5%
Adtalem Global Education Inc.(a)(b)	341,449	13,500,894
Graham Holdings Co., Class B	27,457	15,442,915
Grand Canyon Education Inc.(a)	200,204	21,441,848
H&R Block Inc.	1,247,252	27,190,094
Service Corp. International	461,006	23,534,356
Strategic Education Inc.	165,470	15,208,348
WW International Inc.(a)(b)	197,665	6,182,961

		122,501,416

Diversified Financial Services — 0.5%
Jefferies Financial Group Inc.	1,375,776	41,410,858

Diversified Telecommunication Services — 0.2%
Iridium Communications Inc.(a)(b)	313,786	12,943,672

Electric Utilities — 1.9%
ALLETE Inc.	353,540	23,754,352
Hawaiian Electric Industries Inc.	741,977	32,966,038
IDACORP Inc.	342,941	34,283,812
OGE Energy Corp.	1,358,997	43,977,143
PNM Resources Inc.	354,860	17,405,883

		152,387,228

Electrical Equipment — 1.6%
Acuity Brands Inc.(b)	244,796	40,391,340
EnerSys	148,167	13,453,564
Hubbell Inc.	147,664	27,596,925
nVent Electric PLC	1,143,096	31,903,809
Regal Beloit Corp.	137,680	19,644,182

		132,989,820

Electronic Equipment, Instruments & Components — 3.5%
Arrow Electronics Inc.(a)	506,872	56,171,555
Avnet Inc.	676,226	28,070,141
Belden Inc.	302,400	13,417,488
Coherent Inc.(a)	109,715	27,745,826
Jabil Inc.	920,114	47,993,146
National Instruments Corp.	490,714	21,191,484
SYNNEX Corp.	280,550	32,218,362
Vishay Intertechnology Inc.	902,160	21,724,013
Vontier Corp.(a)	1,145,272	34,667,384

		283,199,399

Energy Equipment & Services — 0.2%
ChampionX Corp.(a)(b)	747,751	16,248,629

Entertainment — 0.3%
Cinemark Holdings Inc.	732,801	14,956,469
World Wrestling Entertainment Inc., Class A(b)	132,663	7,198,294

		22,154,763

Equity Real Estate Investment Trusts (REITs) — 12.2%
American Campus Communities Inc.	571,058	24,652,574
Apartment Income REIT Corp.	1,011,438	43,249,089
Brixmor Property Group Inc.	2,016,304	40,789,830
Camden Property Trust	351,323	38,613,911
CoreSite Realty Corp.	104,383	12,510,303
Corporate Office Properties Trust	760,515	20,024,360

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Cousins Properties Inc.	1,009,430	$35,683,350
Douglas Emmett Inc.	1,120,645	35,188,253
EastGroup Properties Inc.	113,228	16,223,308
EPR Properties	508,599	23,695,627
First Industrial Realty Trust Inc.	430,209	19,699,270
Healthcare Realty Trust Inc.	568,262	17,229,704
Highwoods Properties Inc.	706,357	30,330,970
Hudson Pacific Properties Inc.	1,026,281	27,843,004
JBG SMITH Properties	751,948	23,904,427
Kilroy Realty Corp.	719,487	47,219,932
Lamar Advertising Co., Class A	294,057	27,617,833
Life Storage Inc.	245,559	21,105,796
Macerich Co. (The)	790,230	9,245,691
Medical Properties Trust Inc.	2,403,815	51,153,183
National Retail Properties Inc.	1,190,855	52,480,980
Omega Healthcare Investors Inc.	1,574,751	57,683,129
Park Hotels & Resorts Inc.	1,606,202	34,661,839
Pebblebrook Hotel Trust	892,582	21,680,817
Physicians Realty Trust	1,432,137	25,305,861
PotlatchDeltic Corp.	281,522	14,898,144
PS Business Parks Inc.	73,815	11,410,323
Rayonier Inc.	560,472	18,075,222
Rexford Industrial Realty Inc.	365,308	18,411,523
Sabra Health Care REIT Inc.	1,433,187	24,880,126
Service Properties Trust	1,117,393	13,252,281
SL Green Realty Corp.	471,288	32,985,447
Spirit Realty Capital Inc.	780,607	33,175,798
STORE Capital Corp.	1,026,921	34,401,853
Urban Edge Properties	748,492	12,365,088
Weingarten Realty Investors	817,051	21,986,842

		993,635,688

Food & Staples Retailing — 1.3%
BJ’s Wholesale Club Holdings Inc.(a)(b)	932,719	41,841,774
Casey’s General Stores Inc.	155,666	33,653,433
Grocery Outlet Holding Corp.(a)	224,237	8,272,103
Sprouts Farmers Market Inc.(a)(b)	802,511	21,362,843

		105,130,153

Food Products — 2.1%
Flowers Foods Inc.	816,758	19,438,840
Hain Celestial Group Inc. (The)(a)(b)	211,935	9,240,366
Ingredion Inc.	455,970	41,000,822
Lancaster Colony Corp.	55,996	9,819,459
Pilgrim’s Pride Corp.(a)	330,156	7,854,411
Post Holdings Inc.(a)	406,720	42,998,439
Sanderson Farms Inc.	134,736	20,989,174
Tootsie Roll Industries Inc.	72,317	2,395,846
TreeHouse Foods Inc.(a)(b)	378,914	19,794,467

		173,531,824

Gas Utilities — 2.4%
National Fuel Gas Co.	619,584	30,973,004
New Jersey Resources Corp.	654,494	26,094,676
ONE Gas Inc.	362,014	27,842,497
Southwest Gas Holdings Inc.	389,115	26,736,091
Spire Inc.	351,299	25,957,483
UGI Corp.	1,416,976	58,110,186

		195,713,937

Health Care Equipment & Supplies — 1.8%
Cantel Medical Corp.(a)	132,452	10,574,968
Haemonetics Corp.(a)	155,530	17,265,385

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® S&P Mid-Cap 400 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Hill-Rom Holdings Inc.	261,662	$28,908,418
ICU Medical Inc.(a)(b)	65,255	13,405,987
Integra LifeSciences Holdings Corp.(a)	240,230	16,597,491
LivaNova PLC(a)(b)	330,746	24,385,902
Neogen Corp.(a)(b)	144,767	12,868,339
NuVasive Inc.(a)(b)	349,003	22,880,637

		146,887,127

Health Care Providers & Services — 1.8%
Acadia Healthcare Co. Inc.(a)(b)	375,489	21,455,441
Encompass Health Corp.	297,079	24,330,770
Molina Healthcare Inc.(a)	179,971	42,070,021
Patterson Companies Inc.	589,610	18,838,040
Tenet Healthcare Corp.(a)	721,525	37,519,300

		144,213,572

Hotels, Restaurants & Leisure — 2.0%
Boyd Gaming Corp.(a)	251,924	14,853,439
Choice Hotels International Inc.(b)	92,484	9,922,609
Cracker Barrel Old Country Store Inc.	161,318	27,888,656
Marriott Vacations Worldwide Corp.	279,904	48,753,679
Scientific Games Corp./DE, Class A(a)	159,833	6,156,767
Six Flags Entertainment Corp.	319,919	14,866,636
Travel + Leisure Co.	356,677	21,814,365
Wyndham Hotels & Resorts Inc.	291,567	20,345,545

		164,601,696

Household Durables — 1.2%
KB Home	604,924	28,147,114
Taylor Morrison Home Corp.(a)(b)	876,035	26,990,638
Toll Brothers Inc.	426,793	24,211,967
TRI Pointe Homes Inc.(a)	807,530	16,441,311

		95,791,030

Household Products — 0.1%
Energizer Holdings Inc.	208,798	9,909,553

Industrial Conglomerates — 0.3%
Carlisle Companies Inc.	152,219	25,052,203

Insurance — 5.3%
Alleghany Corp.(a)	95,074	59,543,896
American Financial Group Inc./OH	475,483	54,252,610
CNO Financial Group Inc.	916,080	22,251,583
First American Financial Corp.	746,345	42,280,444
Genworth Financial Inc., Class A(a)	3,427,984	11,380,907
Hanover Insurance Group Inc. (The)	247,292	32,014,422
Kemper Corp.	418,106	33,331,410
Mercury General Corp.	180,132	10,953,827
Old Republic International Corp.	1,922,029	41,977,114
Reinsurance Group of America Inc.	461,827	58,213,293
RenaissanceRe Holdings Ltd.	148,327	23,769,402
RLI Corp.	110,958	12,379,584
Selective Insurance Group Inc.	407,062	29,528,278

		431,876,770

Interactive Media & Services — 0.4%
TripAdvisor Inc.(a)	413,008	22,215,700
Yelp Inc.(a)	234,955	9,163,245

		31,378,945

IT Services — 1.8%
Alliance Data Systems Corp.	337,641	37,846,180
Concentrix Corp.(a)	146,588	21,947,156
LiveRamp Holdings Inc.(a)	214,115	11,108,286

Security	Shares	Value

IT Services (continued)
MAXIMUS Inc.	158,308	$14,095,744
Perspecta Inc.	575,460	16,717,113
Sabre Corp.	1,376,816	20,390,645
WEX Inc.(a)(b)	126,119	26,386,617

		148,491,741

Leisure Products — 0.6%
Brunswick Corp./DE	238,119	22,709,409
Polaris Inc.	209,903	28,022,051

		50,731,460

Machinery — 4.6%
AGCO Corp.	243,100	34,921,315
Colfax Corp.(a)(b)	783,483	34,324,390
Crane Co.	336,033	31,556,859
Donaldson Co. Inc.	428,881	24,943,719
Flowserve Corp.	885,253	34,356,669
ITT Inc.	323,423	29,402,385
Kennametal Inc.	568,320	22,715,750
Middleby Corp. (The)(a)	147,594	24,463,705
Nordson Corp.	135,952	27,010,943
Oshkosh Corp.	464,621	55,131,928
Terex Corp.	293,051	13,500,860
Trinity Industries Inc.	559,026	15,926,651
Woodward Inc.	191,458	23,095,579

		371,350,753

Marine — 0.3%
Kirby Corp.(a)	408,552	24,627,515

Media — 0.4%
John Wiley & Sons Inc., Class A	296,224	16,055,341
TEGNA Inc.	893,225	16,819,427

		32,874,768

Metals & Mining — 3.0%
Commercial Metals Co.	816,581	25,183,358
Compass Minerals International Inc.	119,733	7,509,654
Reliance Steel & Aluminum Co.	432,129	65,808,925
Royal Gold Inc.	187,516	20,180,472
Steel Dynamics Inc.	1,361,945	69,132,328
United States Steel Corp.(b)	1,783,305	46,669,092
Worthington Industries Inc.	98,513	6,609,237

		241,093,066

Multi-Utilities — 1.2%
Black Hills Corp.	426,898	28,503,979
MDU Resources Group Inc.	1,362,400	43,065,464
NorthWestern Corp.	344,208	22,442,362

		94,011,805

Multiline Retail — 1.1%
Kohl’s Corp.	1,071,130	63,850,059
Nordstrom Inc.	740,302	28,035,237

		91,885,296

Oil, Gas & Consumable Fuels — 1.1%
Cimarex Energy Co.	363,758	21,603,588
EQT Corp.	1,176,246	21,854,651
Equitrans Midstream Corp.	1,524,969	12,443,747
Murphy Oil Corp.	978,819	16,062,420
World Fuel Services Corp.	429,673	15,124,489

		87,088,895

Paper & Forest Products — 0.4%
Domtar Corp.	373,314	13,793,952

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2021	iShares® S&P Mid-Cap 400 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Paper & Forest Products (continued)
Louisiana-Pacific Corp.	324,767	$18,011,578

		31,805,530

Personal Products — 0.3%
Coty Inc., Class A	1,923,359	17,329,464
Nu Skin Enterprises Inc., Class A	155,921	8,246,662

		25,576,126

Pharmaceuticals — 0.2%
Nektar Therapeutics(a)(b)	765,164	15,303,280

Professional Services — 1.5%
CACI International Inc., Class A(a)(b)	97,821	24,128,528
KBR Inc.	956,974	36,738,232
ManpowerGroup Inc.	373,653	36,954,281
Science Applications International Corp.	240,778	20,126,633

		117,947,674

Real Estate Management & Development — 0.8%
Jones Lang LaSalle Inc.(a)(b)	347,263	62,173,968

Road & Rail — 1.0%
Avis Budget Group Inc.(a)(b)	351,552	25,501,582
Landstar System Inc.	96,454	15,920,697
Ryder System Inc.	365,126	27,621,782
Werner Enterprises Inc.	210,021	9,906,691

		78,950,752

Semiconductors & Semiconductor Equipment — 0.8%
Amkor Technology Inc.	508,320	12,052,267
Cirrus Logic Inc.(a)(b)	225,138	19,089,451
Silicon Laboratories Inc.(a)	122,077	17,221,402
Synaptics Inc.(a)(b)	123,068	16,665,869

		65,028,989

Software — 1.7%
ACI Worldwide Inc.(a)(b)	366,366	13,940,226
Blackbaud Inc.	181,185	12,878,630
CDK Global Inc.	414,111	22,386,841
Ceridian HCM Holding Inc.(a)	364,950	30,754,336
CommVault Systems Inc.(a)	163,060	10,517,370
InterDigital Inc.	208,908	13,255,212
j2 Global Inc.(a)	106,972	12,821,664
Teradata Corp.(a)(b)	465,535	17,941,719

		134,495,998

Specialty Retail — 2.2%
American Eagle Outfitters Inc.	1,016,860	29,732,986
AutoNation Inc.(a)(b)	374,387	34,900,356
Dick’s Sporting Goods Inc.	446,695	34,015,824
Foot Locker Inc.	708,042	39,827,362
Murphy USA Inc.	172,319	24,910,435
Urban Outfitters Inc.(a)(b)	464,045	17,257,834

		180,644,797

Technology Hardware, Storage & Peripherals — 0.8%
NCR Corp.(a)(b)	884,176	33,554,479
Xerox Holdings Corp.	1,134,607	27,536,912

		61,091,391

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.6%
Capri Holdings Ltd.(a)	1,026,234	$52,337,934
Carter’s Inc.	299,560	26,639,871
Columbia Sportswear Co.	119,900	12,665,037
Skechers U.S.A. Inc., Class A(a)(b)	928,981	38,747,797

		130,390,639

Thrifts & Mortgage Finance — 1.3%
Essent Group Ltd.	384,048	18,238,439
MGIC Investment Corp.	2,295,313	31,790,085
New York Community Bancorp. Inc.	3,164,093	39,930,854
Washington Federal Inc.	502,615	15,480,542

		105,439,920

Trading Companies & Distributors — 1.0%
GATX Corp.	238,837	22,149,743
MSC Industrial Direct Co. Inc., Class A	159,005	14,340,661
Univar Solutions Inc.(a)(b)	1,150,770	24,787,586
Watsco Inc.	84,987	22,160,360

		83,438,350

Water Utilities — 0.4%
Essential Utilities Inc.	758,743	33,953,749

Wireless Telecommunication Services — 0.2%
Telephone and Data Systems Inc.	675,152	15,501,490

Total Common Stocks — 99.8% (Cost: $6,770,830,953)		8,094,448,034

Short-Term Investments

Money Market Funds — 2.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	160,362,239	160,458,457
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	23,098,000	23,098,000

		183,556,457

Total Short-Term Investments — 2.3% (Cost: $183,468,613)		183,556,457

Total Investments in Securities — 102.1% (Cost: $6,954,299,566)		8,278,004,491

Other Assets, Less Liabilities — (2.1)%		(168,384,537)

Net Assets — 100.0%		$8,109,619,954

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® S&P Mid-Cap 400 Value ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$232,343,506	$—		$(72,028,263	)(a)	$33,070	$110,144	$160,458,457	160,362,239	$1,286,673	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,268,000	17,830,000	(a)	—		—	—	23,098,000	23,098,000	6,572		—

						$33,070	$110,144	$183,556,457		$1,293,245		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P MidCap 400 E-Mini Index	51	06/18/21	$13,287	$167,407

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$167,407

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$5,691,976

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$524,739

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$10,701,374

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2021	iShares® S&P Mid-Cap 400 Value ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$8,094,448,034	$—	$—	$8,094,448,034
Money Market Funds	183,556,457	—	—	183,556,457

	$8,278,004,491	$—	$—	$8,278,004,491

Derivative financial instruments(a)
Assets
Futures Contracts	$167,407	$—	$—	$167,407

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® S&P Small-Cap 600 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.4%
Aerojet Rocketdyne Holdings Inc.	414,448	$19,462,478
Aerovironment Inc.(a)(b)	286,849	33,291,695
Cubic Corp.	207,108	15,444,044
Moog Inc., Class A	142,686	11,864,341
Park Aerospace Corp.	94,607	1,250,704
Triumph Group Inc.	233,497	4,291,675

		85,604,937

Air Freight & Logistics — 0.6%
Echo Global Logistics Inc.(a)	175,123	5,500,613
Forward Air Corp.	351,634	31,228,616

		36,729,229

Airlines — 0.3%
Allegiant Travel Co.	73,811	18,014,313

Auto Components — 2.0%
Dorman Products Inc.(a)(b)	365,790	37,544,686
Gentherm Inc.(a)(b)	277,726	20,582,274
LCI Industries	321,359	42,509,368
Patrick Industries Inc.	282,687	24,028,395

		124,664,723

Automobiles — 0.3%
Winnebago Industries Inc.	220,008	16,876,814

Banks — 2.9%
BancFirst Corp.	116,972	8,268,751
Berkshire Hills Bancorp. Inc.	189,012	4,218,748
City Holding Co.	85,595	6,999,959
Community Bank System Inc.	317,047	24,323,846
CVB Financial Corp.	654,754	14,463,516
Great Western Bancorp. Inc.(b)	219,018	6,634,055
Hilltop Holdings Inc.	290,641	9,919,577
Independent Bank Corp.	139,768	11,767,068
National Bank Holdings Corp., Class A	227,038	9,008,868
Park National Corp.	99,837	12,908,924
ServisFirst Bancshares Inc.	601,025	36,860,863
Triumph Bancorp. Inc.(a)	289,918	22,436,754
Westamerica Bancorp	145,570	9,138,885

		176,949,814

Beverages — 0.7%
Celsius Holdings Inc.(a)	342,733	16,468,321
Coca-Cola Consolidated Inc.(b)	25,530	7,372,553
MGP Ingredients Inc.(b)	89,461	5,291,618
National Beverage Corp.	297,968	14,573,615

		43,706,107

Biotechnology — 2.1%
Anika Therapeutics Inc.(a)(b)	73,601	3,002,185
Coherus Biosciences Inc.(a)(b)	818,234	11,954,399
Cytokinetics Inc.(a)(b)	908,314	21,127,384
Eagle Pharmaceuticals Inc./DE(a)(b)	53,326	2,225,827
Enanta Pharmaceuticals Inc.(a)(b)	96,316	4,750,305
REGENXBIO Inc.(a)	445,600	15,199,416
Spectrum Pharmaceuticals Inc.(a)(b)	1,035,725	3,376,463
Vanda Pharmaceuticals Inc.(a)(b)	360,142	5,409,333
Vericel Corp.(a)(b)	586,993	32,607,461
Xencor Inc.(a)(b)	740,135	31,870,213

		131,522,986

Security	Shares	Value

Building Products — 2.2%
AAON Inc.(b)	520,939	$36,470,939
American Woodmark Corp.(a)(b)	115,238	11,360,162
Gibraltar Industries Inc.(a)(b)	416,032	38,071,088
Insteel Industries Inc.	101,152	3,119,528
PGT Innovations Inc.(a)	758,916	19,162,629
UFP Industries Inc.	398,953	30,256,596

		138,440,942

Capital Markets — 1.3%
Blucora Inc.(a)(b)	271,209	4,512,918
BrightSphere Investment Group Inc.	761,595	15,521,306
Donnelley Financial Solutions Inc.(a)(b)	166,778	4,641,432
Greenhill & Co. Inc.	110,453	1,820,265
Piper Sandler Cos	109,233	11,977,398
StoneX Group Inc.(a)(b)	210,326	13,751,114
Virtus Investment Partners Inc.	91,060	21,444,630
WisdomTree Investments Inc.	602,788	3,767,425

		77,436,488

Chemicals — 3.3%
American Vanguard Corp.(b)	153,204	3,126,894
Balchem Corp.	413,765	51,890,269
Ferro Corp.(a)(b)	368,769	6,217,445
FutureFuel Corp.	138,455	2,011,751
GCP Applied Technologies Inc.(a)	320,779	7,871,917
Hawkins Inc.	132,859	4,453,434
HB Fuller Co.	339,535	21,360,147
Innospec Inc.	119,546	12,276,179
Livent Corp.(a)(b)	1,872,614	32,433,674
Quaker Chemical Corp.(b)	168,854	41,161,539
Stepan Co.	147,285	18,721,396

		201,524,645

Commercial Services & Supplies — 0.8%
Brady Corp., Class A, NVS	241,841	12,926,402
U.S. Ecology Inc.(a)	157,119	6,542,435
UniFirst Corp./MA	101,116	22,620,660
Viad Corp.	107,172	4,474,431

		46,563,928

Communications Equipment — 1.2%
CalAmp Corp.(a)	179,002	1,942,172
Digi International Inc.(a)(b)	247,827	4,706,235
Extreme Networks Inc.(a)	694,554	6,077,347
Harmonic Inc.(a)(b)	618,966	4,852,693
Plantronics Inc.	312,144	12,145,523
Viavi Solutions Inc.(a)(b)	2,921,601	45,869,136

		75,593,106

Construction & Engineering — 1.0%
Arcosa Inc.	332,303	21,629,602
Comfort Systems USA Inc.	462,201	34,558,769
MYR Group Inc.(a)(b)	120,237	8,617,386

		64,805,757

Consumer Finance — 0.9%
Green Dot Corp., Class A(a)(b)	648,601	29,699,440
PRA Group Inc.(a)	582,375	21,588,641
World Acceptance Corp.(a)(b)	34,329	4,454,531

		55,742,612

Containers & Packaging — 0.1%
Myers Industries Inc.	179,296	3,542,889

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2021	iShares® S&P Small-Cap 600 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services — 0.2%
American Public Education Inc.(a)	133,252	$4,747,769
Perdoceo Education Corp.(a)(b)	394,425	4,717,323
Regis Corp.(a)	109,824	1,379,389

		10,844,481

Diversified Telecommunication Services — 1.1%
Cincinnati Bell Inc.(a)	597,646	9,173,866
Cogent Communications Holdings Inc.	340,749	23,429,901
Vonage Holdings Corp.(a)(b)	2,991,267	35,356,776

		67,960,543

Electrical Equipment — 0.5%
AZZ Inc.	181,653	9,146,228
Vicor Corp.(a)(b)	270,928	23,037,008

		32,183,236

Electronic Equipment, Instruments & Components — 2.8%
Arlo Technologies Inc.(a)	1,021,769	6,416,709
Badger Meter Inc.	372,269	34,647,076
CTS Corp.	219,259	6,810,185
Fabrinet(a)	292,159	26,408,252
FARO Technologies Inc.(a)(b)	133,491	11,556,316
Itron Inc.(a)(b)	294,667	26,122,230
Methode Electronics Inc.	201,562	8,461,573
OSI Systems Inc.(a)(b)	113,543	10,911,482
Plexus Corp.(a)(b)	209,941	19,280,981
Rogers Corp.(a)(b)	126,592	23,825,880

		174,440,684

Energy Equipment & Services — 0.3%
Core Laboratories NV(b)	228,022	6,564,753
DMC Global Inc.	196,677	10,671,694

		17,236,447

Entertainment — 0.4%
Glu Mobile Inc.(a)	1,922,457	23,992,263

Equity Real Estate Investment Trusts (REITs) — 4.7%
Agree Realty Corp.	405,359	27,284,714
CareTrust REIT Inc.	592,679	13,800,531
Centerspace	94,590	6,432,120
Community Healthcare Trust Inc.	288,603	13,310,370
Easterly Government Properties Inc.	454,021	9,411,855
Essential Properties Realty Trust Inc.	1,365,896	31,183,406
Four Corners Property Trust Inc.	545,818	14,955,413
Getty Realty Corp.	218,475	6,187,212
Independence Realty Trust Inc.	638,313	9,702,358
Industrial Logistics Properties Trust	375,819	8,692,693
Innovative Industrial Properties Inc.	306,035	55,135,266
Lexington Realty Trust	1,277,013	14,187,614
LTC Properties Inc.	195,594	8,160,182
National Storage Affiliates Trust	500,401	19,981,012
NexPoint Residential Trust Inc.	163,183	7,521,104
Safehold Inc.(b)	183,876	12,889,708
Saul Centers Inc.	67,687	2,714,926
Tanger Factory Outlet Centers Inc.	418,837	6,337,004
Uniti Group Inc.	1,905,049	21,012,690
Universal Health Realty Income Trust	75,343	5,106,749

		294,006,927

Food & Staples Retailing — 0.4%
PriceSmart Inc.	131,456	12,718,368
United Natural Foods Inc.(a)	380,500	12,533,670

		25,252,038

Security	Shares	Value

Food Products — 1.1%
B&G Foods Inc.	826,081	$25,658,076
Calavo Growers Inc.	87,244	6,773,624
Cal-Maine Foods Inc.(a)	282,005	10,834,632
J&J Snack Foods Corp.	82,460	12,948,694
Simply Good Foods Co. (The)(a)(b)	484,174	14,728,573

		70,943,599

Gas Utilities — 0.2%
Chesapeake Utilities Corp.	113,965	13,229,057

Health Care Equipment & Supplies — 3.8%
AngioDynamics Inc.(a)(b)	170,964	4,000,558
Cardiovascular Systems Inc.(a)	262,150	10,050,831
CONMED Corp.	207,066	27,040,749
CryoLife Inc.(a)(b)	264,059	5,962,452
Cutera Inc.(a)(b)	99,104	2,978,075
Glaukos Corp.(a)(b)	374,692	31,447,900
Heska Corp.(a)	126,401	21,293,512
Inogen Inc.(a)	99,072	5,203,261
Integer Holdings Corp.(a)	168,599	15,527,968
LeMaitre Vascular Inc.	215,932	10,533,163
Meridian Bioscience Inc.(a)(b)	551,791	14,484,514
Merit Medical Systems Inc.(a)	625,984	37,483,922
Mesa Laboratories Inc.(b)	62,277	15,164,449
OraSure Technologies Inc.(a)(b)	588,888	6,872,323
Orthofix Medical Inc.(a)	90,050	3,903,668
Surmodics Inc.(a)	112,454	6,305,296
Tactile Systems Technology Inc.(a)(b)	249,319	13,585,392
Zynex Inc.(a)(b)	248,924	3,801,069

		235,639,102

Health Care Providers & Services — 5.5%
Addus HomeCare Corp.(a)(b)	192,044	20,085,882
AMN Healthcare Services Inc.(a)(b)	379,663	27,981,163
Community Health Systems Inc.(a)	1,556,252	21,040,527
CorVel Corp.(a)	74,627	7,655,984
Covetrus Inc.(a)(b)	762,561	22,853,953
Ensign Group Inc. (The)(b)	657,552	61,704,680
Fulgent Genetics Inc.(a)(b)	224,979	21,737,471
Hanger Inc.(a)	297,613	6,791,529
MEDNAX Inc.(a)(b)	427,117	10,878,670
ModivCare Inc.(a)	157,698	23,358,228
Owens & Minor Inc.(b)	488,459	18,361,174
Pennant Group Inc. (The)(a)(b)	324,891	14,880,008
R1 RCM Inc.(a)(b)	1,567,278	38,680,421
RadNet Inc.(a)(b)	268,583	5,841,680
Select Medical Holdings Corp.(a)	702,705	23,962,240
Tivity Health Inc.(a)	319,429	7,129,655
U.S. Physical Therapy Inc.	90,406	9,411,265

		342,354,530

Health Care Technology — 2.9%
Allscripts Healthcare Solutions Inc.(a)(b)	1,789,501	26,869,357
Computer Programs & Systems Inc.	75,798	2,319,419
HealthStream Inc.(a)(b)	122,296	2,732,093
HMS Holdings Corp.(a)	1,134,534	41,949,395
NextGen Healthcare Inc.(a)	333,862	6,042,902
Omnicell Inc.(a)(b)	550,091	71,440,318
Simulations Plus Inc.(b)	193,923	12,263,690
Tabula Rasa HealthCare Inc.(a)(b)	287,251	13,227,909

		176,845,083

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® S&P Small-Cap 600 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure — 1.9%
Brinker International Inc.	314,388	$22,340,411
Cheesecake Factory Inc. (The)	188,591	11,034,459
Dine Brands Global Inc.	212,264	19,110,128
El Pollo Loco Holdings Inc.(a)(b)	125,883	2,029,234
Monarch Casino & Resort Inc.(a)(b)	84,288	5,109,539
Ruth’s Hospitality Group Inc.	150,498	3,736,865
Shake Shack Inc., Class A(a)(b)	464,170	52,344,451

		115,705,087

Household Durables — 4.1%
Cavco Industries Inc.(a)	63,406	14,305,028
Century Communities Inc.(a)	370,650	22,357,608
Installed Building Products Inc.	287,568	31,885,540
iRobot Corp.(a)(b)	360,191	44,008,136
La-Z-Boy Inc.	301,972	12,827,771
LGI Homes Inc.(a)(b)	280,830	41,930,727
MDC Holdings Inc.	417,081	24,774,611
Meritage Homes Corp.(a)(b)	479,146	44,043,100
Tupperware Brands Corp.(a)	628,118	16,588,596
Universal Electronics Inc.(a)	72,315	3,975,156

		256,696,273

Household Products — 1.2%
Central Garden & Pet Co.(a)	75,965	4,406,729
Central Garden & Pet Co., Class A, NVS(a)(b)	305,928	15,874,604
WD-40 Co.	174,937	53,562,211

		73,843,544

Industrial Conglomerates — 0.1%
Raven Industries Inc.	192,588	7,381,898

Insurance — 1.6%
Ambac Financial Group Inc.(a)	199,117	3,333,218
AMERISAFE Inc.	91,477	5,854,528
eHealth Inc.(a)(b)	331,248	24,091,667
HCI Group Inc.	79,457	6,103,887
James River Group Holdings Ltd.	144,206	6,578,678
Palomar Holdings Inc.(a)	277,143	18,579,667
Trupanion Inc.(a)	424,108	32,321,270

		96,862,915

Interactive Media & Services — 0.2%
QuinStreet Inc.(a)	626,308	12,714,052

Internet & Direct Marketing Retail — 1.4%
Liquidity Services Inc.(a)(b)	223,673	4,155,844
PetMed Express Inc.	259,248	9,119,048
Shutterstock Inc.	282,491	25,152,999
Stamps.com Inc.(a)(b)	234,788	46,842,554

		85,270,445

IT Services — 2.6%
CSG Systems International Inc.	208,735	9,370,114
EVERTEC Inc.	764,786	28,465,335
ExlService Holdings Inc.(a)	427,578	38,550,432
NIC Inc.	858,262	29,120,830
Perficient Inc.(a)	421,908	24,774,438
TTEC Holdings Inc.	232,807	23,385,463
Unisys Corp.(a)(b)	354,764	9,018,101

		162,684,713

Leisure Products — 0.8%
Callaway Golf Co.	698,579	18,686,988
Sturm Ruger & Co. Inc.	139,117	9,191,460

Security	Shares	Value

Leisure Products (continued)
Vista Outdoor Inc.(a)(b)	744,964	$23,890,996

		51,769,444

Life Sciences Tools & Services — 1.5%
Luminex Corp.	554,607	17,691,963
NeoGenomics Inc.(a)(b)	1,494,531	72,081,230

		89,773,193

Machinery — 6.8%
Alamo Group Inc.(b)	126,121	19,693,794
Albany International Corp., Class A	196,178	16,374,978
Astec Industries Inc.	176,292	13,295,943
Chart Industries Inc.(a)(b)	454,620	64,715,157
CIRCOR International Inc.(a)(b)	91,971	3,202,430
Enerpac Tool Group Corp.	313,941	8,200,139
ESCO Technologies Inc.	196,337	21,379,136
Federal Signal Corp.	773,258	29,615,781
Franklin Electric Co. Inc.	490,152	38,692,599
Hillenbrand Inc.	633,076	30,204,056
John Bean Technologies Corp.(b)	247,232	32,965,915
Lindsay Corp.	83,374	13,891,776
Lydall Inc.(a)(b)	100,182	3,380,141
Mueller Industries Inc.	291,985	12,073,580
Proto Labs Inc.(a)(b)	352,803	42,953,765
SPX Corp.(a)	333,942	19,458,800
SPX FLOW Inc.(b)	204,699	12,963,588
Tennant Co.	108,856	8,696,506
Titan International Inc.	289,686	2,688,286
Watts Water Technologies Inc., Class A	228,208	27,113,392

		421,559,762

Marine — 0.6%
Matson Inc.	554,803	37,005,360

Media — 0.3%
TechTarget Inc.(a)(b)	301,893	20,966,469

Metals & Mining — 0.5%
Arconic Corp.(a)	700,626	17,788,894
Century Aluminum Co.(a)(b)	386,503	6,825,643
Materion Corp.	98,802	6,544,645

		31,159,182

Mortgage Real Estate Investment — 0.2%
Invesco Mortgage Capital Inc.	1,094,487	4,388,893
Redwood Trust Inc.	534,113	5,560,116

		9,949,009

Multiline Retail — 0.5%
Big Lots Inc.	431,346	29,460,932

Oil, Gas & Consumable Fuels — 1.1%
Bonanza Creek Energy Inc.(a)(b)	218,886	7,820,797
Dorian LPG Ltd.(a)	199,583	2,620,525
Matador Resources Co.(b)	603,600	14,154,420
Range Resources Corp.(a)	1,882,573	19,446,979
Southwestern Energy Co.(a)(b)	4,714,090	21,920,518

		65,963,239

Personal Products — 0.9%
elf Beauty Inc.(a)(b)	255,400	6,852,382
Inter Parfums Inc.	99,620	7,066,047
Medifast Inc.	150,395	31,856,669
USANA Health Sciences Inc.(a)	97,282	9,494,723

		55,269,821

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2021	iShares® S&P Small-Cap 600 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals — 2.1%
Amphastar Pharmaceuticals Inc.(a)(b)	304,074	$5,570,636
ANI Pharmaceuticals Inc.(a)	44,286	1,600,496
Collegium Pharmaceutical Inc.(a)	444,504	10,534,745
Corcept Therapeutics Inc.(a)(b)	1,348,600	32,083,194
Endo International PLC(a)	1,801,948	13,352,435
Innoviva Inc.(a)(b)	803,413	9,600,785
Pacira BioSciences Inc.(a)(b)	560,266	39,269,044
Supernus Pharmaceuticals Inc.(a)(b)	675,996	17,697,575

		129,708,910

Professional Services — 1.7%
Exponent Inc.	662,072	64,518,917
Forrester Research Inc.(a)(b)	140,673	5,975,789
Korn Ferry	276,041	17,216,677
ManTech International Corp./VA, Class A	237,339	20,636,626

		108,348,009

Real Estate Management & Development — 0.4%
Marcus & Millichap Inc.(a)	141,401	4,765,214
RE/MAX Holdings Inc., Class A	100,476	3,957,749
St. Joe Co. (The)	398,622	17,100,884

		25,823,847

Road & Rail — 1.6%
Heartland Express Inc.	305,726	5,986,115
Marten Transport Ltd.	752,188	12,764,630
Saia Inc.(a)	336,506	77,591,554

		96,342,299

Semiconductors & Semiconductor Equipment — 6.7%
Advanced Energy Industries Inc.(b)	489,891	53,481,400
Axcelis Technologies Inc.(a)(b)	280,064	11,507,830
CEVA Inc.(a)(b)	291,616	16,374,238
Cohu Inc.(b)	602,126	25,192,952
Diodes Inc.(a)	537,352	42,902,184
DSP Group Inc.(a)	145,757	2,077,037
FormFactor Inc.(a)	993,111	44,799,237
Ichor Holdings Ltd.(a)	179,430	9,653,334
Kulicke & Soffa Industries Inc.	388,534	19,080,905
MaxLinear Inc.(a)	866,467	29,529,195
Onto Innovation Inc.(a)	623,728	40,985,167
PDF Solutions Inc.(a)	228,324	4,059,601
Photronics Inc.(a)	397,406	5,110,641
Power Integrations Inc.	768,049	62,580,633
Rambus Inc.(a)	599,739	11,658,926
Ultra Clean Holdings Inc.(a)	518,754	30,108,482
Veeco Instruments Inc.(a)(b)	349,765	7,254,126

		416,355,888

Software — 5.3%
8x8 Inc.(a)(b)	1,372,937	44,538,076
Agilysys Inc.(a)(b)	259,984	12,468,833
Alarm.com Holdings Inc.(a)(b)	576,381	49,787,791
Bottomline Technologies DE Inc.(a)	298,364	13,500,971
Ebix Inc.(b)	300,953	9,639,525
LivePerson Inc.(a)(b)	806,069	42,512,079
MicroStrategy Inc., Class A(a)(b)	97,415	66,125,302
OneSpan Inc.(a)(b)	433,921	10,631,064
Progress Software Corp.	367,107	16,174,734
SPS Commerce Inc.(a)	454,515	45,137,885
Xperi Holding Corp.	843,860	18,370,832

		328,887,092

Security	Shares	Value

Specialty Retail — 3.6%
America’s Car-Mart Inc./TX(a)(b)	50,339	$7,670,153
Boot Barn Holdings Inc.(a)	222,417	13,858,803
Buckle Inc. (The)(b)	151,173	5,938,076
GameStop Corp., Class A(a)(b)	328,711	62,395,922
Haverty Furniture Companies Inc.	95,992	3,569,943
Hibbett Sports Inc.(a)(b)	212,009	14,605,300
Lumber Liquidators Holdings Inc.(a)	369,749	9,288,095
MarineMax Inc.(a)(b)	282,747	13,956,392
Rent-A-Center Inc./TX	625,536	36,068,406
Sleep Number Corp.(a)(b)	324,117	46,507,548
Zumiez Inc.(a)	149,587	6,417,282

		220,275,920

Technology Hardware, Storage & Peripherals — 0.4%
3D Systems Corp.(a)(b)	745,270	20,450,209
Diebold Nixdorf Inc.(a)(b)	469,330	6,631,633

		27,081,842

Textiles, Apparel & Luxury Goods — 1.8%
Crocs Inc.(a)	836,344	67,283,875
Fossil Group Inc.(a)(b)	323,086	4,006,266
Kontoor Brands Inc.	270,564	13,130,471
Steven Madden Ltd.	385,895	14,378,448
Wolverine World Wide Inc.	400,332	15,340,722

		114,139,782

Thrifts & Mortgage Finance — 2.5%
Axos Financial Inc.(a)(b)	657,840	30,925,059
Flagstar Bancorp. Inc.	364,292	16,429,569
Meta Financial Group Inc.	215,413	9,760,363
Mr Cooper Group Inc.(a)(b)	902,686	31,377,365
NMI Holdings Inc., Class A(a)	1,089,583	25,757,742
Walker & Dunlop Inc.	374,629	38,489,384

		152,739,482

Tobacco — 0.2%
Vector Group Ltd.	818,398	11,416,652

Trading Companies & Distributors — 0.4%
Applied Industrial Technologies Inc.	302,174	27,549,204

Water Utilities — 0.7%
American States Water Co.	254,503	19,245,517
California Water Service Group	379,430	21,377,086

		40,622,603

Wireless Telecommunication Services — 0.3%
Shenandoah Telecommunications Co.	414,565	20,234,918

Total Common Stocks — 99.0% (Cost: $4,622,073,830)		6,126,209,066

Short-Term Investments

Money Market Funds — 7.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	390,334,283	390,568,484

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® S&P Small-Cap 600 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	50,930,000	$50,930,000

		441,498,484

Total Short-Term Investments — 7.1% (Cost: $441,269,438)		441,498,484

Total Investments in Securities — 106.1% (Cost: $5,063,343,268)		6,567,707,550

Other Assets, Less Liabilities — (6.1)%		(376,084,113)

Net Assets — 100.0%		$6,191,623,437

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$368,568,420	$21,657,932	(a)	$—	$99,657	$242,475	$390,568,484	390,334,283	$1,996,920	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,212,000	46,718,000	(a)	—	—	—	50,930,000	50,930,000	13,676		—
PennyMac Mortgage Investment Trust(c)	12,985,531	3,513,477		(24,634,290)	(6,560,633)	14,695,915	N/A	N/A	1,241,030		—

					$(6,460,976)	$14,938,390	$441,498,484		$3,251,626		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer an affiliate.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	522	06/18/21	$ 58,007	$618,755

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)		Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs & Co.	(b)	02/27/23	$18,662,575	$ (1,216,361	)(c)	$17,512,367	0.3%

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) March 31, 2021	iShares® S&P Small-Cap 600 Growth ETF

OTC Total Return Swaps (continued)

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

	Monthly	JPMorgan Securities PLC(d)	02/08/23	34,612,892	(3,955,054	)(e)	30,745,198	0.6%

					$(5,171,415)		$48,257,565

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(66,153) of net dividends and financing fees.
(e)	Amount includes $(87,360) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	20 basis points	65 basis points
Benchmarks:	USD - 1M US Dollar LIBOR BBA	USD - 1M US Dollar LIBOR BBA

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® S&P Small-Cap 600 Growth ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of March 31, 2021 expiration date 02/27/23.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Berkshire Hills Bancorp. Inc.	21,748	$485,415	2.8%
City Holding Co.	7,096	580,311	3.3
Community Bank System Inc.	6,016	461,548	2.6
CVB Financial Corp.	15,850	350,127	2.0
Great Western Bancorp. Inc.	20,925	633,818	3.6
Independent Bank Corp.	12,461	1,049,092	6.0
National Bank Holdings Corp.	20,399	809,432	4.6
Westamerica Bancorp.	12,482	783,620	4.5

		5,153,363

Consumer Finance
Green Dot Corp., Class A(a)	43,366	1,985,729	11.3

Diversified Telecommunication Services
Cincinnati Bell Inc.(a)	54,339	834,104	4.8

Equity Real Estate Investment Trusts (REITs)
CareTrust REIT Inc.	34,187	796,044	4.6

Insurance
James River Group Holdings Ltd.	13,399	611,262	3.5

Oil, Gas & Consumable Fuels
Bonanza Creek Energy Inc.(a)	18,312	654,288	3.7
Renewable Energy Group Inc.	113,228	7,477,577	42.7

		8,131,865

Total Reference Entity — Long		17,512,367

Net Value of Reference Entity — Goldman Sachs & Co.		$17,512,367

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Securities PLC as of March 31, 2021 expiration date 02/08/23.

	Shares	Value	% of Basket Value

Reference Entity — Long

Oil, Gas & Consumable Fuels
Renewable Energy Group Inc.	454,532	$30,017,293	97.6%

Thrifts & Mortgage Finance
Meta Financial Group Inc.	16,065	727,905	2.4

Total Reference Entity — Long		30,745,198

Net Value of Reference Entity — JPMorgan Securities PLC		$30,745,198

(a) Non-income producing security.

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Total Return Swaps	$—	$—	$—	$(5,171,415)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$618,755

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$5,171,415

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) March 31, 2021	iShares® S&P Small-Cap 600 Growth ETF

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$4,077,382
Swaps	6,362,821

$10,440,203

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$813,678
Swaps	(5,171,415)

$(4,357,737)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$19,749,138
Total return swaps:
Average notional value	$30,896,137

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$618,755	$—
Swaps - OTC(a)	—	5,171,415

Total derivative assets and liabilities in the Statement of Assets and Liabilities	618,755	5,171,415
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(618,755)	—

Total derivative assets and liabilities subject to an MNA	—	5,171,415

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities	(c)

Goldman Sachs & Co.	$1,216,361	$—		$(1,216,361)	$—
JPMorgan Securities PLC	3,955,054	—		(3,955,054)	—

	$5,171,415	$—		$(5,171,415)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® S&P Small-Cap 600 Growth ETF

Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$6,126,209,066	$—	$—	$6,126,209,066
Money Market Funds	441,498,484	—	—	441,498,484

	$6,567,707,550	$—	$—	$6,567,707,550

Derivative financial instruments(a)
Assets
Futures Contracts	$618,755	$—	$—	$618,755
Liabilities
Swaps	—	(5,171,415)	—	(5,171,415)

	$618,755	$(5,171,415)	$—	$(4,552,660)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments March 31, 2021	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.6%
AAR Corp.	542,566	$22,597,874
Aerojet Rocketdyne Holdings Inc.	648,582	30,457,411
Cubic Corp.	254,456	18,974,784
Kaman Corp.	453,442	23,257,040
Moog Inc., Class A	297,702	24,753,922
National Presto Industries Inc.	85,875	8,765,261
Park Aerospace Corp.	196,210	2,593,896
Triumph Group Inc.	559,687	10,287,047

		141,687,235

Air Freight & Logistics — 0.8%
Atlas Air Worldwide Holdings Inc.(a)(b)	446,882	27,009,548
Echo Global Logistics Inc.(a)	204,326	6,417,880
Hub Group Inc., Class A(a)	549,916	36,998,348

		70,425,776

Airlines — 1.1%
Allegiant Travel Co.	120,288	29,357,489
Hawaiian Holdings Inc.	788,932	21,040,817
SkyWest Inc.	819,759	44,660,470

		95,058,776

Auto Components — 1.2%
American Axle & Manufacturing Holdings Inc.(a)(b)	1,852,928	17,899,284
Cooper Tire & Rubber Co.	821,276	45,975,030
Cooper-Standard Holdings Inc.(a)	274,275	9,961,668
Gentherm Inc.(a)	183,951	13,632,609
Motorcar Parts of America Inc.(a)(b)	315,246	7,093,035
Standard Motor Products Inc.	326,827	13,589,467

		108,151,093

Automobiles — 0.2%
Winnebago Industries Inc.	269,319	20,659,461

Banks — 14.9%
Allegiance Bancshares Inc.	294,588	11,942,598
Ameris Bancorp	1,032,034	54,192,105
Banc of California Inc.	723,958	13,089,161
BancFirst Corp.	156,222	11,043,333
BankUnited Inc.	1,402,643	61,646,160
Banner Corp.	522,854	27,883,804
Berkshire Hills Bancorp. Inc.	514,314	11,479,488
Boston Private Financial Holdings Inc.	1,265,924	16,862,108
Brookline Bancorp. Inc.	1,149,599	17,243,985
Cadence BanCorp.	1,867,306	38,709,253
Central Pacific Financial Corp.	373,008	9,951,853
City Holding Co.	122,828	10,044,874
Columbia Banking System Inc.	1,057,200	45,554,748
Community Bank System Inc.	419,025	32,147,598
Customers Bancorp. Inc.(a)(b)	452,598	14,401,668
CVB Financial Corp.	1,164,033	25,713,489
Dime Community Bancshares Inc.	575,631	17,349,518
Eagle Bancorp. Inc.	472,844	25,160,029
FB Financial Corp.	509,713	22,661,840
First BanCorp./Puerto Rico	3,067,717	34,542,493
First Bancorp./Southern Pines NC	392,956	17,093,586
First Commonwealth Financial Corp.	1,290,635	18,546,425
First Financial Bancorp	1,447,150	34,731,600
First Hawaiian Inc.	2,131,775	58,346,682
First Midwest Bancorp. Inc.	1,738,409	38,088,541
Great Western Bancorp. Inc.(b)	536,084	16,237,984
Hanmi Financial Corp.	469,291	9,259,111

Security	Shares	Value

Banks (continued)
Heritage Financial Corp./WA	532,504	$15,037,913
Hilltop Holdings Inc.	690,239	23,557,857
Hope Bancorp Inc.	1,828,923	27,543,580
Independent Bank Corp.	318,177	26,787,322
Independent Bank Group Inc.	597,803	43,185,289
Investors Bancorp. Inc.	3,150,169	46,275,983
National Bank Holdings Corp., Class A	156,316	6,202,619
NBT Bancorp. Inc.	635,914	25,372,969
OFG Bancorp	796,648	18,020,178
Old National Bancorp./IN	2,517,650	48,691,351
Pacific Premier Bancorp. Inc.	1,465,036	63,641,164
Park National Corp.	104,365	13,494,394
Preferred Bank/Los Angeles CA	212,035	13,502,389
Renasant Corp.	829,670	34,331,745
S&T Bancorp. Inc.	579,344	19,408,024
Seacoast Banking Corp. of Florida(a)(b)	854,519	30,967,769
Simmons First National Corp., Class A	1,607,016	47,680,165
Southside Bancshares Inc.	491,215	18,916,690
Tompkins Financial Corp.	199,139	16,468,795
United Community Banks Inc./GA	1,313,361	44,811,877
Veritex Holdings Inc.	733,201	23,990,337
Westamerica Bancorp	214,012	13,435,673

		1,315,248,117

Beverages — 0.2%
Coca-Cola Consolidated Inc.	43,425	12,540,272
MGP Ingredients Inc.(b)	102,701	6,074,764

		18,615,036

Biotechnology — 0.8%
Anika Therapeutics Inc.(a)	139,172	5,676,826
Eagle Pharmaceuticals Inc./DE(a)	121,370	5,065,984
Enanta Pharmaceuticals Inc.(a)(b)	171,582	8,462,424
Myriad Genetics Inc.(a)	1,224,657	37,290,805
Progenics Pharmaceuticals Inc.(a)(b)(c)	181,178	2
Spectrum Pharmaceuticals Inc.(a)	1,040,439	3,391,831
Vanda Pharmaceuticals Inc.(a)	444,394	6,674,798

		66,562,670

Building Products — 2.0%
American Woodmark Corp.(a)	131,136	12,927,387
Apogee Enterprises Inc.	423,189	17,299,966
Griffon Corp.	741,103	20,135,769
Insteel Industries Inc.	188,451	5,811,829
Quanex Building Products Corp.	546,654	14,338,734
Resideo Technologies Inc.(a)	2,330,746	65,843,575
UFP Industries Inc.	488,367	37,037,753

		173,395,013

Capital Markets — 0.7%
Blucora Inc.(a)	444,679	7,399,459
Donnelley Financial Solutions Inc.(a)	275,252	7,660,263
Greenhill & Co. Inc.	93,574	1,542,099
Piper Sandler Cos	85,909	9,419,922
Waddell & Reed Financial Inc., Class A	1,015,877	25,447,719
WisdomTree Investments Inc.	1,065,236	6,657,725

		58,127,187

Chemicals — 2.4%
AdvanSix Inc.(a)	457,377	12,266,851
American Vanguard Corp.	241,975	4,938,710
Ferro Corp.(a)(b)	875,062	14,753,545
FutureFuel Corp.	247,433	3,595,201
GCP Applied Technologies Inc.(a)	379,955	9,324,096

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Hawkins Inc.	141,214	$4,733,493
HB Fuller Co.	415,626	26,147,032
Innospec Inc.	249,423	25,613,248
Koppers Holdings Inc.(a)	343,559	11,942,111
Kraton Corp.(a)	521,283	19,073,745
Rayonier Advanced Materials Inc.(a)	1,029,955	9,341,692
Stepan Co.	160,639	20,418,823
Tredegar Corp.	423,275	6,353,358
Trinseo SA	625,920	39,852,326

		208,354,231

Commercial Services & Supplies — 3.2%
ABM Industries Inc.	1,092,234	55,714,856
Brady Corp., Class A, NVS	483,722	25,854,941
CoreCivic Inc.	1,947,688	17,626,577
Deluxe Corp.	687,131	28,832,017
Harsco Corp.(a)(b)	1,285,141	22,040,168
HNI Corp.	702,213	27,779,546
Interface Inc.	956,384	11,935,672
Matthews International Corp., Class A	515,764	20,398,466
Pitney Bowes Inc.	2,666,831	21,974,688
Team Inc.(a)(b)	500,893	5,775,296
U.S. Ecology Inc.(a)	313,106	13,037,734
UniFirst Corp./MA	118,921	26,603,817
Viad Corp.	199,161	8,314,972

		285,888,750

Communications Equipment — 0.9%
ADTRAN Inc.	793,779	13,240,234
Applied Optoelectronics Inc.(a)(b)	360,815	3,016,413
CalAmp Corp.(a)	347,255	3,767,717
Comtech Telecommunications Corp.	413,661	10,275,339
Digi International Inc.(a)	229,393	4,356,173
Extreme Networks Inc.(a)	1,131,835	9,903,556
Harmonic Inc.(a)(b)	859,068	6,735,093
NETGEAR Inc.(a)(b)	499,935	20,547,329
Plantronics Inc.	217,366	8,457,711

		80,299,565

Construction & Engineering — 0.9%
Aegion Corp., Class A(a)	500,555	14,390,956
Arcosa Inc.	362,447	23,591,675
Granite Construction Inc.	746,450	30,044,613
Matrix Service Co.(a)(b)	438,202	5,744,828
MYR Group Inc.(a)	121,218	8,687,694

		82,459,766

Construction Materials — 0.2%

U.S. Concrete Inc.(a)(b)	259,400	19,019,208

Consumer Finance — 0.6%
Encore Capital Group Inc.(a)(b)	510,162	20,523,817
Enova International Inc.(a)	590,602	20,954,559
EZCORP Inc., Class A, NVS(a)(b)	860,273	4,275,557
World Acceptance Corp.(a)(b)	21,245	2,756,751

		48,510,684

Containers & Packaging — 0.5%
Myers Industries Inc.	358,638	7,086,687
O-I Glass Inc.	2,562,145	37,766,017

		44,852,704

Distributors — 0.3%
Core-Mark Holding Co. Inc.	735,400	28,452,626

Security	Shares	Value

Diversified Consumer Services — 0.2%
American Public Education Inc.(a)(b)	134,644	$4,797,366
Perdoceo Education Corp.(a)	643,941	7,701,534
Regis Corp.(a)(b)	262,706	3,299,587

		15,798,487

Diversified Telecommunication Services — 0.4%
ATN International Inc.	180,028	8,842,975
Cogent Communications Holdings Inc.	256,230	17,618,375
Consolidated Communications Holdings Inc.(a)	1,206,858	8,689,378

		35,150,728

Electrical Equipment — 0.4%
AZZ Inc.	183,549	9,241,692
Encore Wire Corp.	335,941	22,551,719
Powell Industries Inc.	145,112	4,914,944

		36,708,355

Electronic Equipment, Instruments & Components — 4.4%
Bel Fuse Inc., Class B, NVS	167,501	3,331,595
Benchmark Electronics Inc.	591,524	18,289,922
CTS Corp.	250,636	7,784,754
Daktronics Inc.	596,311	3,738,870
ePlus Inc.(a)	219,850	21,905,854
Fabrinet(a)	228,141	20,621,665
FARO Technologies Inc.(a)(b)	123,684	10,707,324
Insight Enterprises Inc.(a)(b)	571,584	54,540,545
Itron Inc.(a)	347,979	30,848,338
Knowles Corp.(a)(b)	1,500,150	31,383,138
Methode Electronics Inc.	369,019	15,491,418
MTS Systems Corp.(b)	317,747	18,492,875
OSI Systems Inc.(a)(b)	127,451	12,248,041
PC Connection Inc.	180,415	8,369,452
Plexus Corp.(a)(b)	201,781	18,531,567
Rogers Corp.(a)	143,740	27,053,306
Sanmina Corp.(a)(b)	1,057,209	43,747,309
ScanSource Inc.(a)	414,234	12,406,308
TTM Technologies Inc.(a)(b)	1,623,980	23,547,710

		383,039,991

Energy Equipment & Services — 2.4%
Archrock Inc.	2,089,818	19,832,373
Bristow Group Inc.(a)	382,476	9,898,479
Core Laboratories NV(b)	436,077	12,554,657
Dril-Quip Inc.(a)(b)	578,589	19,226,512
Helix Energy Solutions Group Inc.(a)(b)	2,329,815	11,765,566
Helmerich & Payne Inc.	1,756,212	47,347,476
Nabors Industries Ltd.	106,794	9,979,899
Oceaneering International Inc.(a)	1,623,539	18,540,815
Oil States International Inc.(a)(b)	1,008,720	6,082,582
Patterson-UTI Energy Inc.	3,070,269	21,891,018
ProPetro Holding Corp.(a)	1,335,718	14,238,754
RPC Inc.(a)	961,568	5,192,467
U.S. Silica Holdings Inc.	1,220,625	15,001,481

		211,552,079

Entertainment — 0.1%
Marcus Corp. (The)	384,916	7,694,471

Equity Real Estate Investment Trusts (REITs) — 8.9%
Acadia Realty Trust	1,273,671	24,161,539
Agree Realty Corp.	518,807	34,920,899
Alexander & Baldwin Inc.	1,178,904	19,793,798
American Assets Trust Inc.	820,552	26,618,707
Armada Hoffler Properties Inc.	956,259	11,991,488

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) March 31, 2021	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Brandywine Realty Trust	2,778,511	$35,870,577
CareTrust REIT Inc.	692,595	16,127,075
Centerspace	91,560	6,226,080
Chatham Lodging Trust	764,125	10,055,885
DiamondRock Hospitality Co.(a)	3,394,639	34,964,782
Diversified Healthcare Trust	3,879,756	18,545,234
Easterly Government Properties Inc.	762,273	15,801,919
Four Corners Property Trust Inc.	539,547	14,783,588
Franklin Street Properties Corp.	1,594,363	8,689,278
GEO Group Inc. (The)	1,872,071	14,527,271
Getty Realty Corp.	318,873	9,030,483
Global Net Lease Inc.	1,476,972	26,674,114
Hersha Hospitality Trust, Class A(a)	603,380	6,365,659
Independence Realty Trust Inc.	854,350	12,986,120
Industrial Logistics Properties Trust	589,405	13,632,938
iStar Inc.	1,171,557	20,830,283
Kite Realty Group Trust	1,378,580	26,592,808
Lexington Realty Trust	2,889,757	32,105,200
LTC Properties Inc.	389,533	16,251,317
Mack-Cali Realty Corp.	1,409,666	21,821,630
National Storage Affiliates Trust	402,179	16,059,007
NexPoint Residential Trust Inc.	160,772	7,409,981
Office Properties Income Trust	786,770	21,651,910
Retail Opportunity Investments Corp.	1,931,897	30,659,205
Retail Properties of America Inc., Class A	3,493,573	36,612,645
RPT Realty	1,325,776	15,127,104
Saul Centers Inc.	124,706	5,001,958
SITE Centers Corp.	2,714,176	36,804,227
Summit Hotel Properties Inc.	1,721,272	17,488,124
Tanger Factory Outlet Centers Inc.	998,150	15,102,010
Uniti Group Inc.	1,371,231	15,124,678
Universal Health Realty Income Trust	113,501	7,693,098
Urstadt Biddle Properties Inc., Class A	495,115	8,243,665
Washington REIT	1,382,940	30,562,974
Whitestone REIT	657,782	6,380,485
Xenia Hotels & Resorts Inc.	1,837,302	35,827,389

		785,117,132

Food & Staples Retailing — 0.9%
Andersons Inc. (The)	501,739	13,737,614
Chefs’ Warehouse Inc. (The)(a)(b)	521,398	15,881,783
PriceSmart Inc.	213,640	20,669,670
SpartanNash Co.	591,956	11,620,096
United Natural Foods Inc.(a)(b)	432,983	14,262,460

		76,171,623

Food Products — 1.1%
Calavo Growers Inc.	159,637	12,394,217
Cal-Maine Foods Inc.(a)(b)	251,473	9,661,593
Fresh Del Monte Produce Inc.	497,598	14,246,231
J&J Snack Foods Corp.	139,754	21,945,570
John B Sanfilippo & Son Inc.	144,052	13,017,979
Seneca Foods Corp., Class A(a)	111,652	5,257,693
Simply Good Foods Co. (The)(a)(b)	757,689	23,048,899

		99,572,182

Gas Utilities — 0.9%
Chesapeake Utilities Corp.	140,505	16,309,820
Northwest Natural Holding Co.	500,577	27,006,129
South Jersey Industries Inc.	1,637,567	36,976,263

		80,292,212

Security	Shares	Value

Health Care Equipment & Supplies — 2.2%
AngioDynamics Inc.(a)	400,158	$9,363,697
Cardiovascular Systems Inc.(a)	321,167	12,313,543
CONMED Corp.	207,768	27,132,423
CryoLife Inc.(a)(b)	302,557	6,831,737
Cutera Inc.(a)(b)	163,450	4,911,673
Glaukos Corp.(a)(b)	267,108	22,418,375
Inogen Inc.(a)	176,162	9,252,028
Integer Holdings Corp.(a)(b)	323,412	29,786,245
Invacare Corp.	564,856	4,530,145
Lantheus Holdings Inc.(a)	1,095,244	23,405,364
Natus Medical Inc.(a)(b)	553,694	14,180,104
OraSure Technologies Inc.(a)(b)	426,790	4,980,639
Orthofix Medical Inc.(a)(b)	203,823	8,835,727
Surmodics Inc.(a)(b)	81,301	4,558,547
Varex Imaging Corp.(a)(b)	641,102	13,136,180

		195,636,427

Health Care Providers & Services — 2.1%
AMN Healthcare Services Inc.(a)	285,501	21,041,423
CorVel Corp.(a)	53,869	5,526,421
Covetrus Inc.(a)(b)	646,992	19,390,350
Cross Country Healthcare Inc.(a)	577,426	7,212,051
Hanger Inc.(a)	244,145	5,571,389
Magellan Health Inc.(a)(b)	353,408	32,951,762
MEDNAX Inc.(a)(b)	854,308	21,759,225
Owens & Minor Inc.(b)	576,981	21,688,716
RadNet Inc.(a)	358,707	7,801,877
Select Medical Holdings Corp.(a)	864,451	29,477,779
Tivity Health Inc.(a)(b)	210,662	4,701,976
U.S. Physical Therapy Inc.	94,214	9,807,677

		186,930,646

Health Care Technology — 0.2%
Computer Programs & Systems Inc.	110,665	3,386,349
HealthStream Inc.(a)	256,342	5,726,680
NextGen Healthcare Inc.(a)(b)	482,037	8,724,870

		17,837,899

Hotels, Restaurants & Leisure — 2.2%
BJ’s Restaurants Inc.(a)(b)	377,582	21,929,962
Bloomin’ Brands Inc.	1,307,213	35,360,112
Brinker International Inc.	340,240	24,177,454
Cheesecake Factory Inc. (The)(b)	446,237	26,109,327
Chuy’s Holdings Inc.(a)(b)	321,754	14,260,137
Dave & Buster’s Entertainment Inc.(a)(b)	775,563	37,149,468
El Pollo Loco Holdings Inc.(a)(b)	151,432	2,441,084
Fiesta Restaurant Group Inc.(a)	287,759	3,622,886
Monarch Casino & Resort Inc.(a)(b)	103,011	6,244,527
Red Robin Gourmet Burgers Inc.(a)(b)	253,681	10,119,335
Ruth’s Hospitality Group Inc.	331,534	8,231,989

		189,646,281

Household Durables — 1.1%
Cavco Industries Inc.(a)(b)	58,649	13,231,801
Ethan Allen Interiors Inc.	360,784	9,961,246
La-Z-Boy Inc.	370,284	15,729,664
M/I Homes Inc.(a)	474,490	28,028,124
MDC Holdings Inc.	371,111	22,043,994
Universal Electronics Inc.(a)(b)	133,242	7,324,313

		96,319,142

Household Products — 0.2%
Central Garden & Pet Co.(a)(b)	62,844	3,645,580

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
Central Garden & Pet Co., Class A, NVS(a)(b)	250,436	$12,995,124

		16,640,704

Industrial Conglomerates — 0.1%
Raven Industries Inc.	338,827	12,987,239

Insurance — 2.6%
Ambac Financial Group Inc.(a)	496,601	8,313,101
American Equity Investment Life Holding Co.	1,386,966	43,731,038
AMERISAFE Inc.	199,862	12,791,168
Assured Guaranty Ltd.	155,947	6,593,439
Employers Holdings Inc.	423,391	18,231,216
Horace Mann Educators Corp.	611,427	26,419,761
James River Group Holdings Ltd.	290,872	13,269,581
ProAssurance Corp.	803,111	21,491,250
Safety Insurance Group Inc.	219,160	18,464,230
SiriusPoint Ltd.(a)(b)	1,397,623	14,213,826
Stewart Information Services Corp.	410,026	21,333,653
United Fire Group Inc.	351,434	12,229,903
United Insurance Holdings Corp.	353,546	2,549,067
Universal Insurance Holdings Inc.	467,550	6,704,667

		226,335,900

Internet & Direct Marketing Retail — 0.0%
Liquidity Services Inc.(a)	147,766	2,745,492

IT Services — 0.9%
Cardtronics PLC, Class A(a)	587,299	22,787,201
CSG Systems International Inc.	268,427	12,049,688
Sykes Enterprises Inc.(a)	647,882	28,558,639
Unisys Corp.(a)	577,395	14,677,381

		78,072,909

Leisure Products — 0.3%
Callaway Golf Co.	644,517	17,240,830
Sturm Ruger & Co. Inc.	109,030	7,203,612

		24,444,442

Machinery — 4.6%
Albany International Corp., Class A	249,952	20,863,493
Astec Industries Inc.	143,204	10,800,446
Barnes Group Inc.	758,570	37,579,558
CIRCOR International Inc.(a)(b)	210,072	7,314,707
Enerpac Tool Group Corp.(b)	579,709	15,141,999
EnPro Industries Inc.	336,451	28,689,177
ESCO Technologies Inc.	173,580	18,901,126
Greenbrier Companies Inc. (The)	536,819	25,348,593
Hillenbrand Inc.	415,513	19,824,125
John Bean Technologies Corp.	202,395	26,987,349
Lindsay Corp.	70,819	11,799,862
Lydall Inc.(a)(b)	149,459	5,042,747
Meritor Inc.(a)	1,181,097	34,747,874
Mueller Industries Inc.	558,024	23,074,292
SPX Corp.(a)	309,631	18,042,198
SPX FLOW Inc.	425,520	26,948,182
Standex International Corp.	202,086	19,313,359
Tennant Co.	162,766	13,003,376
Titan International Inc.	460,528	4,273,700
Wabash National Corp.	846,620	15,916,456
Watts Water Technologies Inc., Class A	156,293	18,569,171

		402,181,790

Marine — 0.1%
SEACOR Holdings Inc.(a)(b)	316,727	12,906,625

Security	Shares	Value

Media — 1.0%
AMC Networks Inc., Class A(a)(b)	487,796	$25,931,235
EW Scripps Co. (The), Class A, NVS	932,183	17,963,167
Gannett Co. Inc.(a)	2,150,245	11,568,318
Meredith Corp.	663,451	19,757,571
Scholastic Corp., NVS	489,864	14,749,805

		89,970,096

Metals & Mining — 2.1%
Allegheny Technologies Inc.(a)(b)	2,065,161	43,492,291
Arconic Corp.(a)	700,720	17,791,281
Carpenter Technology Corp.	781,118	32,143,006
Century Aluminum Co.(a)(b)	331,497	5,854,237
Haynes International Inc.	208,343	6,181,537
Kaiser Aluminum Corp.	258,610	28,576,405
Materion Corp.	206,112	13,652,859
Olympic Steel Inc.	150,910	4,444,299
SunCoke Energy Inc.	1,343,783	9,419,919
TimkenSteel Corp.(a)(b)	625,987	7,355,347
Warrior Met Coal Inc.	839,688	14,383,855

		183,295,036

Mortgage Real Estate Investment — 1.9%
Apollo Commercial Real Estate Finance Inc.	2,095,012	29,267,318
ARMOUR Residential REIT Inc.	1,071,005	13,066,261
Capstead Mortgage Corp.	1,590,820	9,910,809
Granite Point Mortgage Trust Inc.	902,579	10,803,871
Invesco Mortgage Capital Inc.	2,397,125	9,612,471
KKR Real Estate Finance Trust Inc.	447,247	8,224,872
New York Mortgage Trust Inc.	6,135,240	27,424,523
PennyMac Mortgage Investment Trust(d)	1,582,925	31,025,330
Ready Capital Corp.	959,196	12,872,410
Redwood Trust Inc.	1,155,605	12,029,848

		164,237,713

Multi-Utilities — 0.6%
Avista Corp.	1,127,840	53,854,360

Multiline Retail — 0.8%
Macy’s Inc.	4,581,308	74,171,377

Oil, Gas & Consumable Fuels — 2.9%
Callon Petroleum Co.(a)(b)	754,447	29,083,932
CONSOL Energy Inc.(a)(b)	494,345	4,805,033
Dorian LPG Ltd.(a)(b)	199,728	2,622,429
Green Plains Inc.(a)	520,084	14,078,674
Laredo Petroleum Inc.(a)(b)	149,059	4,480,713
Matador Resources Co.(b)	1,023,194	23,993,899
Par Pacific Holdings Inc.(a)(b)	659,264	9,308,808
PBF Energy Inc., Class A	1,564,442	22,136,854
PDC Energy Inc.(a)(b)	1,624,742	55,891,125
Penn Virginia Corp.(a)(b)	247,924	3,322,182
Range Resources Corp.(a)	1,819,260	18,792,956
REX American Resources Corp.(a)	87,141	7,334,658
SM Energy Co.	1,745,216	28,569,186
Southwestern Energy Co.(a)(b)	4,544,511	21,131,976
Talos Energy Inc.(a)(b)	521,346	6,277,006

		251,829,431

Paper & Forest Products — 0.8%
Clearwater Paper Corp.(a)(b)	269,742	10,147,694
Glatfelter Corp.	728,140	12,487,601
Mercer International Inc.	641,695	9,233,991
Neenah Inc.	276,310	14,196,808

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) March 31, 2021	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Paper & Forest Products (continued)
Schweitzer-Mauduit International Inc.	513,794	$25,160,492

		71,226,586

Personal Products — 0.7%
Edgewell Personal Care Co.	883,093	34,970,483
elf Beauty Inc.(a)(b)	304,253	8,163,108
Inter Parfums Inc.	161,045	11,422,922
USANA Health Sciences Inc.(a)	69,550	6,788,080

		61,344,593

Pharmaceuticals — 0.7%
Amphastar Pharmaceuticals Inc.(a)(b)	209,081	3,830,364
ANI Pharmaceuticals Inc.(a)	100,814	3,643,418
Endo International PLC(a)	1,464,958	10,855,339
Lannett Co. Inc.(a)(b)	569,693	3,007,979
Phibro Animal Health Corp., Class A	332,943	8,123,809
Prestige Consumer Healthcare Inc.(a)(b)	811,579	35,774,402

		65,235,311

Professional Services — 1.0%
Heidrick & Struggles International Inc.	315,234	11,260,158
Kelly Services Inc., Class A, NVS	542,613	12,083,991
Korn Ferry	527,010	32,869,614
ManTech International Corp./VA, Class A	142,936	12,428,285
Resources Connection Inc.	507,872	6,876,587
TrueBlue Inc.(a)	578,432	12,737,073

		88,255,708

Real Estate Management & Development — 0.5%
Marcus & Millichap Inc.(a)	212,971	7,177,123
RE/MAX Holdings Inc., Class A	175,481	6,912,196
Realogy Holdings Corp.(a)	1,888,920	28,579,360

		42,668,679

Road & Rail — 0.4%
ArcBest Corp.	415,377	29,230,079
Heartland Express Inc.	409,208	8,012,293

		37,242,372

Semiconductors & Semiconductor Equipment — 1.1%
Axcelis Technologies Inc.(a)(b)	194,146	7,977,459
DSP Group Inc.(a)	172,251	2,454,577
Ichor Holdings Ltd.(a)	230,740	12,413,812
Kulicke & Soffa Industries Inc.	517,791	25,428,716
PDF Solutions Inc.(a)(b)	190,361	3,384,619
Photronics Inc.(a)	534,376	6,872,075
Rambus Inc.(a)(b)	1,055,201	20,513,107
SMART Global Holdings Inc.(a)(b)	229,734	10,572,359
Veeco Instruments Inc.(a)(b)	368,867	7,650,302

		97,267,026

Software — 0.4%
BM Technologies Inc.	67,282	723,088
Bottomline Technologies DE Inc.(a)(b)	255,247	11,549,926
Progress Software Corp.	254,514	11,213,887
Xperi Holding Corp.	637,679	13,882,272

		37,369,173

Specialty Retail — 7.4%
Aaron’s Co. Inc. (The)(b)	554,082	14,228,826
Abercrombie & Fitch Co., Class A	1,016,055	34,860,847
America’s Car-Mart Inc./TX(a)(b)	36,567	5,571,714
Asbury Automotive Group Inc.(a)(b)	314,741	61,846,606
Barnes & Noble Education Inc.(a)(b)	497,662	4,050,969
Bed Bath & Beyond Inc.	1,973,766	57,535,279
Boot Barn Holdings Inc.(a)(b)	188,384	11,738,207

Security	Shares	Value

Specialty Retail (continued)
Buckle Inc. (The)(b)	275,408	$10,818,026
Caleres Inc.	623,438	13,590,948
Cato Corp. (The), Class A	329,466	3,953,592
Chico’s FAS Inc.	1,947,749	6,447,049
Children’s Place Inc. (The)(a)	238,561	16,627,702
Conn’s Inc.(a)(b)	318,400	6,192,880
Designer Brands Inc. , Class A	965,644	16,802,206
GameStop Corp., Class A(a)(b)	472,273	89,646,861
Genesco Inc.(a)(b)	232,929	11,064,128
Group 1 Automotive Inc.	276,979	43,704,516
Guess? Inc.	613,923	14,427,191
Haverty Furniture Companies Inc.	152,222	5,661,136
Michaels Companies Inc. (The)(a)(b)	1,157,164	25,388,178
Monro Inc.	544,014	35,796,121
ODP Corp. (The)	872,762	37,781,867
Sally Beauty Holdings Inc.(a)(b)	1,836,962	36,978,045
Shoe Carnival Inc.	139,642	8,641,047
Signet Jewelers Ltd.(a)	852,237	49,412,701
Sonic Automotive Inc., Class A(b)	380,800	18,876,256
Zumiez Inc.(a)(b)	152,390	6,537,531

		648,180,429

Technology Hardware, Storage & Peripherals — 0.4%
3D Systems Corp.(a)(b)	1,076,060	29,527,086
Diebold Nixdorf Inc.(a)(b)	681,290	9,626,628

		39,153,714

Textiles, Apparel & Luxury Goods — 1.7%
Fossil Group Inc.(a)(b)	359,065	4,452,406
G-III Apparel Group Ltd.(a)(b)	711,803	21,453,742
Kontoor Brands Inc.	421,031	20,432,635
Movado Group Inc.	269,225	7,659,451
Oxford Industries Inc.	276,143	24,140,421
Steven Madden Ltd.	771,868	28,759,802
Unifi Inc.(a)	248,073	6,836,892
Vera Bradley Inc.(a)(b)	361,908	3,655,271
Wolverine World Wide Inc.	835,245	32,006,588

		149,397,208

Thrifts & Mortgage Finance — 2.0%
Capitol Federal Financial Inc.	2,002,808	26,527,192
Flagstar Bancorp. Inc.(b)	305,686	13,786,439
HomeStreet Inc.	321,681	14,176,482
Meta Financial Group Inc.	210,215	9,524,842
Northfield Bancorp. Inc.	766,450	12,201,884
Northwest Bancshares Inc.	1,886,870	27,265,271
Provident Financial Services Inc.	1,136,717	25,326,055
TrustCo Bank Corp. NY	1,414,490	10,424,791
WSFS Financial Corp.	691,641	34,436,805

		173,669,761

Tobacco — 0.4%
Universal Corp./VA	399,184	23,547,864
Vector Group Ltd.	1,046,541	14,599,247

		38,147,111

Trading Companies & Distributors — 1.4%
Applied Industrial Technologies Inc.	246,136	22,440,219
Boise Cascade Co.	638,344	38,192,121
DXP Enterprises Inc./TX(a)	270,912	8,173,415
GMS Inc.(a)	700,116	29,229,843
NOW Inc.(a)	1,793,980	18,101,258

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® S&P Small-Cap 600 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
Veritiv Corp.(a)	203,764	$8,668,121

		124,804,977

Water Utilities — 0.5%
American States Water Co.	277,580	20,990,599
California Water Service Group	336,911	18,981,566

		39,972,165

Wireless Telecommunication Services — 0.2%
Shenandoah Telecommunications Co.	286,812	13,999,294
Spok Holdings Inc.	295,619	3,101,043

		17,100,337

Total Common Stocks — 97.7% (Cost: $7,151,906,491)		8,607,943,817

Short-Term Investments

Money Market Funds — 4.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(d)(e)(f)	231,668,051	231,807,052
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	186,460,000	186,460,000

		418,267,052

Total Short-Term Investments — 4.8% (Cost: $418,138,856)		418,267,052

Total Investments in Securities — 102.5% (Cost: $7,570,045,347)		9,026,210,869

Other Assets, Less Liabilities — (2.5)%		(220,069,782)

Net Assets — 100.0%		$8,806,141,087

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$288,971,308	$—		$(57,414,135	)(a)	$100,237	$149,642	$231,807,052	231,668,051	$5,180,500	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	49,110,000	137,350,000	(a)	—		—	—	186,460,000	186,460,000	29,236		—

						$100,237	$149,642	$418,267,052		$5,209,736		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) March 31, 2021	iShares® S&P Small-Cap 600 Value ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	291	06/18/21	$32,337	$693,430

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs & Co.(b)	02/27/23	$91,343,624	$(6,162,324	)(c)	$86,021,180	1.0%
	Monthly	JPMorgan Securities PLC(d)	02/08/23	73,634,426	(3,944,845	)(e)	70,580,221	0.8

					$(10,107,169)		$156,601,401

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(839,880) of net dividends and financing fees.
(e)	Amount includes $(890,640) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	20-65 basis points	65 basis points
Benchmarks:	USD - 1M US Dollar LIBOR BBA	USD - 1M US Dollar LIBOR BBA

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® S&P Small-Cap 600 Value ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of March 31, 2021 expiration date 02/27/23.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Ameris Bancorp	43,300	$2,273,683	2.6%
BankUnited Inc.	68,293	3,001,477	3.5
Banner Corp.	45,559	2,429,661	2.8
Berkshire Hills Bancorp. Inc.	45,702	1,020,069	1.2
Boston Private Financial Holdings Inc.	47,993	639,267	0.7
Brookline Bancorp. Inc.	54,619	819,285	0.9
Cadence BanCorp	15,438	320,030	0.4
Central Pacific Financial Corp.	81,080	2,163,214	2.5
City Holding Co.	10,347	846,178	1.0
Columbia Banking System Inc.	1,727	74,416	0.1
Community Bank System Inc.	22,623	1,735,637	2.0
Customers Bancorp. Inc.(a)	8,613	274,066	0.3
CVB Financial Corp.	18,600	410,874	0.5
Eagle Bancorp. Inc.	15,596	829,863	1.0
First BanCorp./Puerto Rico	100,799	1,134,997	1.3
First Bancorp./Southern Pines NC	23,205	1,009,418	1.2
First Commonwealth Financial Corp.	167,579	2,408,110	2.8
First Financial Bancorp	118,815	2,851,560	3.3
First Midwest Bancorp. Inc.	115,491	2,530,408	2.9
Great Western Bancorp. Inc.	47,136	1,427,749	1.7
Hanmi Financial Corp.	23,353	460,755	0.5
Heritage Financial Corp./WA	12,963	366,075	0.4
Hope Bancorp Inc.	8,797	132,483	0.2
Independent Bank Corp.	708	59,607	0.1
Investors Bancorp. Inc.	20,682	303,819	0.4
National Bank Holdings Corp., Class A	2,236	88,724	0.1
NBT Bancorp. Inc.	5,682	226,712	0.3
OFG Bancorp	17,017	384,925	0.4
Old National Bancorp./IN	59,775	1,156,049	1.3
Pacific Premier Bancorp. Inc.	27,511	1,195,078	1.4
Preferred Bank/Los Angeles CA	3,954	251,791	0.3
Renasant Corp.	53,247	2,203,361	2.6
S&T Bancorp. Inc.	10,738	359,723	0.4
Seacoast Banking Corp. of Florida	37,107	1,344,758	1.6
Simmons First National Corp., Class A	139,618	4,142,466	4.8
United Community Banks Inc./GA	46,392	1,582,895	1.8
Veritex Holdings Inc.	43,720	1,430,518	1.7
Westamerica Bancorp	9,021	566,338	0.7

		44,456,039

Commercial Services & Supplies
Pitney Bowes Inc.	19,019	156,717	0.2

Equity Real Estate Investment Trusts (REITs)
Acadia Realty Trust	43,919	833,143	0.9
CareTrust REIT Inc.	36,988	861,266	1.0
GEO Group Inc. (The)	11,548	89,612	0.1
iStar Inc.	13,171	234,180	0.3

		2,018,201

Health Care Providers & Services
Magellan Health Inc.(a)	10,460	975,290	1.1

Hotels, Restaurants & Leisure
Brinker International Inc.	2,135	151,713	0.2

	Shares	Value	% of Basket Value

Insurance
Assured Guaranty Ltd.	532,336	$22,507,166	26.2
Employers Holdings Inc.	18,979	817,236	0.9
Horace Mann Educators Corp.	26,971	1,165,417	1.4
James River Group Holdings Ltd.	6,699	305,608	0.4
ProAssurance Corp.	42,393	1,134,437	1.3
Safety Insurance Group Inc.	8,863	746,708	0.9
Stewart Information Services Corp.	708	36,837	0.0

		26,713,409

Multiline Retail
Macy’s Inc.	209,843	3,397,358	4.0

Oil, Gas & Consumable Fuels
Green Plains Inc.(a)	133,341	3,609,541	4.2

Semiconductors & Semiconductor Equipment
Photronics Inc.	2,430	31,250	0.0

Thrifts & Mortgage Finance
Capitol Federal Financial Inc.	52,627	697,045	0.8
Flagstar Bancorp. Inc.	691	31,164	0.0
HomeStreet Inc.	26,041	1,147,627	1.3
Northwest Bancshares Inc.	83,225	1,202,601	1.4
Provident Financial Services Inc.	34,310	764,427	0.9
TrustCo Bank Corp. NY	90,746	668,798	0.8

		4,511,662

Total Reference Entity — Long		86,021,180

Net Value of Reference Entity — Goldman Sachs & Co.		$86,021,180

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Securities PLC as of March 31, 2021 expiration date 02/08/23.

	Shares	Value	% of Basket Value

Reference Entity — Long

Air Freight & Logistics
Echo Global Logistics Inc.(a)	7,939	$249,364	0.3%

Banks
Allegiance Bancshares Inc.	7,043	285,523	0.4
Ameris Bancorp	50,287	2,640,570	3.7
BankUnited Inc.	30,485	1,339,816	1.9
Berkshire Hills Bancorp. Inc.	5,599	124,970	0.2
Boston Private Financial Holdings Inc.	18,852	251,109	0.4
Brookline Bancorp. Inc.	57,607	864,105	1.2
Cadence BanCorp	127,011	2,632,938	3.7
Central Pacific Financial Corp.	6,266	167,177	0.2
City Holding Co.	4,068	332,681	0.5
Columbia Banking System Inc.	97,493	4,200,973	6.0
Community Bank System Inc.	17,689	1,357,100	1.9
Customers Bancorp. Inc.(a)	15,711	499,924	0.7
CVB Financial Corp.	32,434	716,467	1.0
Dime Community Bancshares Inc.	1	30	0.0
Eagle Bancorp. Inc.	25,437	1,353,503	1.9
First BanCorp./Puerto Rico	355,458	4,002,457	5.7
First Bancorp./Southern Pines NC	43,946	1,911,651	2.7
First Commonwealth Financial Corp.	101,944	1,464,935	2.1

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) March 31, 2021	iShares® S&P Small-Cap 600 Value ETF

	Shares	Value	% of Basket Value

First Financial Bancorp	8,423	$202,152	0.3
Great Western Bancorp. Inc.	4,810	145,695	0.2
Hanmi Financial Corp.	2,485	49,029	0.1
Heritage Financial Corp./WA	37,227	1,051,290	1.5
Hope Bancorp Inc.	152,834	2,301,680	3.3
Independent Bank Corp.	21,995	1,851,759	2.6
Investors Bancorp. Inc.	468,977	6,889,272	9.8
National Bank Holdings Corp., Class A	23,182	919,862	1.3
NBT Bancorp. Inc.	61,188	2,441,401	3.5
OFG Bancorp	15,558	351,922	0.5
Old National Bancorp./IN	101,210	1,957,401	2.8
Pacific Premier Bancorp. Inc.	32,027	1,391,253	2.0
Preferred Bank/Los Angeles CA	3,266	207,979	0.3
Renasant Corp.	25,233	1,044,142	1.5
S&T Bancorp. Inc.	47,434	1,589,039	2.2
Simmons First National Corp., Class A	949	28,157	0.0
Southside Bancshares Inc.	11,944	459,963	0.6
United Community Banks Inc./GA	42,379	1,445,971	2.0
Veritex Holdings Inc.	22,181	725,762	1.0
Westamerica Bancorp	11,826	742,436	1.1

		49,942,094

Biotechnology
Spectrum Pharmaceuticals Inc.(a)	50,213	163,694	0.2

Commercial Services & Supplies
Pitney Bowes Inc.	112,188	924,429	1.3

Equity Real Estate Investment Trusts (REITs)
Acadia Realty Trust	73,491	1,394,124	2.0
CareTrust REIT Inc.	32,760	762,817	1.1
DiamondRock Hospitality Co.(a)	4,579	47,164	0.1
GEO Group Inc. (The)	77,709	603,022	0.8
iStar Inc.	9,657	171,701	0.2

		2,978,828

Health Care Providers & Services
Magellan Health Inc.(a)	9,664	901,071	1.3

	Shares	Value	% of Basket Value

Insurance
Employers Holdings Inc.	16,348	$703,945	1.0
Horace Mann Educators Corp.	29,697	1,283,207	1.8
ProAssurance Corp.	28,822	771,277	1.1
Safety Insurance Group Inc.	1,539	129,661	0.2
Stewart Information Services Corp.	23,314	1,213,027	1.7
Universal Insurance Holdings Inc.	5,301	76,016	0.1

		4,177,133

Mortgage Real Estate Investment
Granite Point Mortgage Trust Inc.	4,910	58,773	0.1
Redwood Trust Inc.	1	10	0.0

		58,783

Multiline Retail
Macy’s Inc.	229,107	3,709,242	5.3

Oil, Gas & Consumable Fuels
Green Plains Inc.(a)	20,264	548,546	0.8

Real Estate Management & Development
RE/MAX Holdings Inc.	1	39	0.0

Thrifts & Mortgage Finance
Capitol Federal Financial Inc.	26,351	349,019	0.5
Flagstar Bancorp. Inc.	1,487	67,064	0.1
HomeStreet Inc.	5,772	254,372	0.4
Meta Financial Group Inc.	21,022	952,507	1.3
Northfield Bancorp. Inc.	706	11,240	0.0
Northwest Bancshares Inc.	82,455	1,191,475	1.7
TrustCo Bank Corp. NY	47,705	351,586	0.5
WSFS Financial Corp.	75,311	3,749,735	5.3

		6,926,998

Total Reference Entity — Long		70,580,221

Net Value of Reference Entity — JPMorgan Securities PLC		$70,580,221

(a)	Non-income producing security.

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Total Return Swaps	$—	$—	$—	$(10,107,169)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$ 693,430

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$10,107,169

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® S&P Small-Cap 600 Value ETF

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$9,687,872
Swaps	35,455,587

$45,143,459

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(22,657)
Swaps	(9,203,346)

$(9,226,003)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$16,924,494
Total return swaps:
Average notional value	$55,915,554

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$693,430	$—
Swaps - OTC(a)	—	10,107,169

Total derivative assets and liabilities in the Statement of Assets and Liabilities	693,430	10,107,169
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(693,430)	—

Total derivative assets and liabilities subject to an MNA	—	10,107,169

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Liabilities Subject to an MNA by	Derivatives Available		Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset	(a)	Pledged (b)	Liabilities	(c)

Goldman Sachs & Co.	$6,162,324	$—		$(5,630,000)	$532,324
JPMorgan Securities PLC	3,944,845	—		(3,110,000)	834,845

	$10,107,169	$—		$(8,740,000)	$1,367,169

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) March 31, 2021	iShares® S&P Small-Cap 600 Value ETF

Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$8,607,220,727	$723,088	$2	$8,607,943,817
Money Market Funds	418,267,052	—	—	418,267,052

	$9,025,487,779	$723,088	$2	$9,026,210,869

Derivative financial instruments(a)
Assets
Futures Contracts	$693,430	$—	$—	$693,430
Liabilities
Swaps	—	(10,107,169)	—	(10,107,169)

	$693,430	$(10,107,169)	$—	$(9,413,739)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2021

	iShares S&P 100 ETF	iShares S&P 500 Growth ETF		iShares S&P 500 Value ETF	iShares S&P Mid-Cap 400 Growth ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$6,935,897,711	$30,996,735,185		$21,327,651,094	$7,999,394,253
Affiliated(c)	47,125,599	225,333,100		117,405,587	379,565,636
Cash	7,841	1,550		—	10,255
Cash pledged:
Futures contracts	452,640	2,359,340		3,092,360	375,470
Receivables:
Securities lending income — Affiliated	519	18,452		7,626	53,934
Variation margin on futures contracts	34,860	190,146		249,219	4,252
Capital shares sold	—	25,185		97,660	—
Dividends	3,779,553	7,463,609		23,572,829	3,186,512

Total assets	6,987,298,723	31,232,126,567		21,472,076,375	8,382,590,312

LIABILITIES
Bank overdraft	—	—		621	—
Collateral on securities loaned, at value	8,872,450	52,621,593		44,383,573	374,166,883
Payables:
Capital shares redeemed	16,516	53,844		38,344	—
Investment advisory fees	1,176,712	4,695,410		3,202,413	1,138,073

Total liabilities	10,065,678	57,370,847		47,624,951	375,304,956

NET ASSETS	$6,977,233,045	$31,174,755,720		$21,424,451,424	$8,007,285,356

NET ASSETS CONSIST OF:
Paid-in capital	$5,670,393,766	$20,207,267,252		$19,598,341,407	$6,210,408,771
Accumulated earnings	1,306,839,279	10,967,488,468		1,826,110,017	1,796,876,585

NET ASSETS	$6,977,233,045	$31,174,755,720		$21,424,451,424	$8,007,285,356

Shares outstanding	38,800,000	479,050,000	(d)	151,850,000	102,250,000	(d)

Net asset value	$179.83	$65.08	(d)	$141.09	$78.31	(d)

Shares authorized	Unlimited	Unlimited		Unlimited	Unlimited

Par value	None	None		None	None

(a) Securities loaned, at value	$8,480,774	$51,941,591		$43,491,018	$371,241,518
(b) Investments, at cost — Unaffiliated	$5,338,235,927	$18,899,259,459		$18,266,017,846	$5,925,304,395
(c) Investments, at cost — Affiliated	$35,332,613	$193,118,161		$99,033,962	$379,345,534
(d)	Shares outstanding and net asset value per share reflect a four-for-one stock split effective after the close of trading on October 16, 2020.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Statements of Assets and Liabilities  (continued)

March 31, 2021

	iShares S&P Mid-Cap 400 Value ETF		iShares S&P Small-Cap 600 Growth ETF		iShares S&P Small-Cap 600 Value ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$8,094,448,034		$6,126,209,066		$8,607,943,817
Affiliated(c)	183,556,457		441,498,484		418,267,052
Cash	7,543		662,132		1,515,683
Cash pledged:
Futures contracts	765,510		3,770,000		1,481,000
OTC swaps	—		5,440,000		8,740,000
Receivables:
Investments sold	—		5,251,826		—
Securities lending income — Affiliated	25,502		94,927		62,020
Variation margin on futures contracts	8,673		785,650		311,901
Due from broker	—		2,380,000		1,580,000
Capital shares sold	238,990		—		16,862,855
Dividends	10,059,128		3,620,925		9,144,360

Total assets	8,289,109,837		6,589,713,010		9,065,908,688

LIABILITIES
Collateral on securities loaned, at value	160,485,912		390,301,566		231,692,343
Payables:
Investments purchased	17,789,193		828,183		16,626,790
Capital shares redeemed	—		827,267		—
Investment advisory fees	1,214,778		961,142		1,341,299
Unrealized depreciation on:
OTC swaps	—		5,171,415		10,107,169

Total liabilities	179,489,883		398,089,573		259,767,601

NET ASSETS	$8,109,619,954		$6,191,623,437		$8,806,141,087

NET ASSETS CONSIST OF:

Paid-in capital	$7,336,986,061		$4,890,046,914		$8,107,506,112

Accumulated earnings	772,633,893		1,301,576,523		698,634,975

NET ASSETS	$8,109,619,954		$6,191,623,437		$8,806,141,087

Shares outstanding	79,650,000	(d)	48,400,000	(d)	87,600,000	(d)

Net asset value	$101.82	(d)	$127.93	(d)	$100.53	(d)

Shares authorized	Unlimited		Unlimited		Unlimited

Par value	None		None		None

(a) Securities loaned, at value	$157,800,723		$386,535,963		$226,443,657
(b) Investments, at cost — Unaffiliated	$6,770,830,953		$4,622,073,830		$7,151,906,491
(c) Investments, at cost — Affiliated	$183,468,613		$441,269,438		$418,138,856
(d) Shares outstanding and net asset value per share reflect a two-for-one stock split effective after the close of trading on October 16, 2020.

See notes to financial statements.

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2021

	iShares S&P 100 ETF	iShares S&P 500 Growth ETF	iShares S&P 500 Value ETF	iShares S&P Mid-Cap 400 Growth ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$115,168,620	$294,457,229	$433,544,212	$61,224,867
Dividends — Affiliated	801,974	2,287,737	1,436,388	10,915
Securities lending income — Affiliated — net	103,280	808,847	1,089,720	1,660,538

Total investment income	116,073,874	297,553,813	436,070,320	62,896,320

EXPENSES
Investment advisory fees	13,525,268	53,306,907	30,589,520	14,082,702
Miscellaneous	437	437	437	437

Total expenses	13,525,705	53,307,344	30,589,957	14,083,139

Net investment income	102,548,169	244,246,469	405,480,363	48,813,181

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(118,650,837)	(233,561,896)	(102,191,370)	114,035,777
Investments — Affiliated	44,530	830,372	10,584,057	115,111
In-kind redemptions — Unaffiliated	751,757,189	3,922,377,678	523,554,458	957,518,548
In-kind redemptions — Affiliated	3,656,380	4,413,632	2,863,964	—
Futures contracts	8,416,074	19,758,512	17,350,967	4,748,393

Net realized gain	645,223,336	3,713,818,298	452,162,076	1,076,417,829

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	2,007,132,657	8,868,281,338	5,956,211,936	2,634,570,251
Investments — Affiliated	12,225,447	38,098,604	15,493,072	237,724
Futures contracts	(678,940)	1,836,135	1,095,999	833,851

Net change in unrealized appreciation (depreciation)	2,018,679,164	8,908,216,077	5,972,801,007	2,635,641,826

Net realized and unrealized gain	2,663,902,500	12,622,034,375	6,424,963,083	3,712,059,655

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,766,450,669	$12,866,280,844	$6,830,443,446	$3,760,872,836

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Operations (continued)

Year Ended March 31, 2021

	iShares S&P Mid-Cap 400 Value ETF	iShares S&P Small-Cap 600 Growth ETF	iShares S&P Small-Cap 600 Value ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$101,207,166	$41,315,551	$95,368,156
Dividends — Affiliated	6,572	1,254,706	29,236
Securities lending income — Affiliated — net	1,286,673	1,996,920	5,180,500
Foreign taxes withheld	—	(19,179)	(191,010)

Total investment income	102,500,411	44,547,998	100,386,882

EXPENSES
Investment advisory fees	10,954,940	10,104,212	11,995,641
Miscellaneous	437	437	437

Total expenses	10,955,377	10,104,649	11,996,078

Net investment income	91,545,034	34,443,349	88,390,804

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	89,735,204	138,724,596	4,027,616
Investments — Affiliated	33,070	(6,005,111)	100,237
In-kind redemptions — Unaffiliated	26,222,596	450,393,612	154,226,219
In-kind redemptions — Affiliated	—	(455,865)	—
Futures contracts	5,691,976	4,077,382	9,687,872
Swaps	—	6,362,821	35,455,587
Payment by affiliate	—	—	5,702

Net realized gain	121,682,846	593,097,435	203,503,233

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	3,075,351,309	2,164,957,958	3,786,704,707
Investments — Affiliated	110,144	14,938,390	149,642
Futures contracts	524,739	813,678	(22,657)
Swaps	—	(5,171,415)	(9,203,346)

Net change in unrealized appreciation (depreciation)	3,075,986,192	2,175,538,611	3,777,628,346

Net realized and unrealized gain	3,197,669,038	2,768,636,046	3,981,131,579

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,289,214,072	$2,803,079,395	$4,069,522,383

See notes to financial statements.

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares S&P 100 ETF		iShares S&P 500 Growth ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$102,548,169	$96,716,035	$244,246,469	$308,777,656
Net realized gain	645,223,336	549,379,317	3,713,818,298	2,085,117,875
Net change in unrealized appreciation (depreciation)	2,018,679,164	(797,427,354)	8,908,216,077	(2,821,788,700)

Net increase (decrease) in net assets resulting from operations	2,766,450,669	(151,332,002)	12,866,280,844	(427,893,169)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(103,205,046)	(105,665,467)	(253,051,096)	(394,328,138)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(538,698,237)	285,347,345	(3,745,853,314)	578,700,113

NET ASSETS
Total increase (decrease) in net assets	2,124,547,386	28,349,876	8,867,376,434	(243,521,194)
Beginning of year	4,852,685,659	4,824,335,783	22,307,379,286	22,550,900,480

End of year	$6,977,233,045	$4,852,685,659	$31,174,755,720	$22,307,379,286

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	71

Statements of Changes in Net Assets  (continued)

	iShares S&P 500 Value ETF		iShares S&P Mid-Cap 400 Growth ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$405,480,363	$385,171,555	$48,813,181	$73,810,061
Net realized gain	452,162,076	1,717,177,161	1,076,417,829	635,219,033
Net change in unrealized appreciation (depreciation)	5,972,801,007	(3,956,119,930)	2,635,641,826	(1,873,634,892)

Net increase (decrease) in net assets resulting from operations	6,830,443,446	(1,853,771,214)	3,760,872,836	(1,164,605,798)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(417,220,319)	(389,148,196)	(51,474,580)	(80,679,104)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	823,399,732	1,196,316,317	(962,209,384)	(985,376,484)

NET ASSETS
Total increase (decrease) in net assets	7,236,622,859	(1,046,603,093)	2,747,188,872	(2,230,661,386)
Beginning of year	14,187,828,565	15,234,431,658	5,260,096,484	7,490,757,870

End of year	$21,424,451,424	$14,187,828,565	$8,007,285,356	$5,260,096,484

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares S&P Mid-Cap 400 Value ETF		iShares S&P Small-Cap 600 Growth ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$91,545,034	$118,269,162	$34,443,349	$46,786,488
Net realized gain	121,682,846	440,038,248	593,097,435	388,166,871
Net change in unrealized appreciation (depreciation)	3,075,986,192	(2,177,692,209)	2,175,538,611	(1,509,015,770)

Net increase (decrease) in net assets resulting from operations	3,289,214,072	(1,619,384,799)	2,803,079,395	(1,074,062,411)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(96,536,611)	(125,017,275)	(35,874,295)	(50,853,269)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,105,910,735	(800,250,817)	(90,735,720)	(940,151,365)

NET ASSETS
Total increase (decrease) in net assets	4,298,588,196	(2,544,652,891)	2,676,469,380	(2,065,067,045)
Beginning of year	3,811,031,758	6,355,684,649	3,515,154,057	5,580,221,102

End of year	$8,109,619,954	$3,811,031,758	$6,191,623,437	$3,515,154,057

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Statements of Changes in Net Assets (continued)

	iShares S&P Small-Cap 600 Value ETF

	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$88,390,804	$90,773,839
Net realized gain	203,503,233	450,844,322
Net change in unrealized appreciation (depreciation)	3,777,628,346	(2,416,136,765)

Net increase (decrease) in net assets resulting from operations	4,069,522,383	(1,874,518,604)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(72,032,423)	(109,063,434)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	687,734,335	(50,705,049)

NET ASSETS
Total increase (decrease) in net assets	4,685,224,295	(2,034,287,087)
Beginning of year	4,120,916,792	6,155,203,879

End of year	$8,806,141,087	$4,120,916,792

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares S&P 100 ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$118.50	$125.31	$115.89	$104.70	$91.38

Net investment income(a)	2.37	2.48	2.35	2.17	2.02
Net realized and unrealized gain (loss)(b)	61.39	(6.58)	9.45	11.20	13.38

Net increase (decrease) from investment operations	63.76	(4.10)	11.80	13.37	15.40

Distributions(c)
From net investment income	(2.43)	(2.71)	(2.38)	(2.18)	(2.08)

Total distributions	(2.43)	(2.71)	(2.38)	(2.18)	(2.08)

Net asset value, end of year	$179.83	$118.50	$125.31	$115.89	$104.70

Total Return
Based on net asset value	54.11%	(3.42)%	10.25%	12.85%	17.03%

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.52%	1.86%	1.94%	1.92%	2.08%

Supplemental Data
Net assets, end of year (000)	$6,977,233	$4,852,686	$4,824,336	$5,024,007	$4,612,077

Portfolio turnover rate(d)	8%	4%	7%	4%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Growth ETF

	Year Ended 03/31/21 (a)	Year Ended 03/31/20 (a)	Year Ended 03/31/19 (a)	Year Ended 03/31/18 (a)	Year Ended 03/31/17 (a)

Net asset value, beginning of year	$41.25	$43.10	$38.76	$32.90	$28.99

Net investment income(b)	0.47	0.60	0.52	0.50	0.46
Net realized and unrealized gain (loss)(c)	23.85	(1.68)	4.33	5.87	3.91

Net increase (decrease) from investment operations	24.32	(1.08)	4.85	6.37	4.37

Distributions(d)
From net investment income	(0.49)	(0.77)	(0.51)	(0.51)	(0.46)

Total distributions	(0.49)	(0.77)	(0.51)	(0.51)	(0.46)

Net asset value, end of year	$65.08	$41.25	$43.10	$38.76	$32.90

Total Return
Based on net asset value	59.13%	(2.65)%	12.59%	19.45%	15.21%

Ratios to Average Net Assets
Total expenses	0.18%	0.18%	0.18%	0.18%	0.18%

Net investment income	0.82%	1.30%	1.27%	1.36%	1.50%

Supplemental Data
Net assets, end of year (000)	$31,174,756	$22,307,379	$22,550,900	$20,022,095	$16,525,973

Portfolio turnover rate(e)	13%	27%	27%	21%	24%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on October 16, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

76	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Value ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$96.29	$112.76	$109.32	$104.03	$89.91

Net investment income(a)	2.83	2.86	2.69	2.53	2.31
Net realized and unrealized gain (loss)(b)	44.86	(16.41)	3.53	5.26	14.11

Net increase (decrease) from investment operations	47.69	(13.55)	6.22	7.79	16.42

Distributions(c)
From net investment income	(2.89)	(2.92)	(2.78)	(2.50)	(2.30)

Total distributions	(2.89)	(2.92)	(2.78)	(2.50)	(2.30)

Net asset value, end of year	$141.09	$96.29	$112.76	$109.32	$104.03

Total Return
Based on net asset value	50.10%	(12.34)%	5.79%	7.53%	18.44%

Ratios to Average Net Assets
Total expenses	0.18%	0.18%	0.18%	0.18%	0.18%

Net investment income	2.39%	2.40%	2.43%	2.33%	2.37%

Supplemental Data
Net assets, end of year (000)	$21,424,451	$14,187,829	$15,234,432	$14,638,372	$13,643,474

Portfolio turnover rate(d)	26%	32%	31%	23%	21%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P Mid-Cap 400 Growth ETF

	Year Ended 03/31/21 (a)	Year Ended 03/31/20 (a)	Year Ended 03/31/19 (a)	Year Ended 03/31/18 (a)	Year Ended 03/31/17 (a)

Net asset value, beginning of year	$44.65	$54.76	$54.55	$47.74	$40.64

Net investment income(b)	0.44	0.57	0.55	0.48	0.46
Net realized and unrealized gain (loss)(c)	33.69	(10.05)	0.24	6.85	7.17

Net increase (decrease) from investment operations	34.13	(9.48)	0.79	7.33	7.63

Distributions(d)
From net investment income	(0.47)	(0.63)	(0.56)	(0.52)	(0.53)
From net realized gain	—	—	(0.02)	—	—

Total distributions	(0.47)	(0.63)	(0.58)	(0.52)	(0.53)

Net asset value, end of year	$78.31	$44.65	$54.76	$54.55	$47.74

Total Return
Based on net asset value	76.68%	(17.49)%	1.45%	15.41%	18.85%

Ratios to Average Net Assets
Total expenses	0.20%	0.24%	0.24%	0.24%	0.25%

Net investment income	0.70%	1.01%	1.01%	0.94%	1.05%

Supplemental Data
Net assets, end of year (000)	$8,007,285	$5,260,096	$7,490,758	$8,008,220	$6,254,058

Portfolio turnover rate(e)	50%	51%	50%	40%	54%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on October 16, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

78	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P Mid-Cap 400 Value ETF

	Year Ended 03/31/21 (a)	Year Ended 03/31/20 (a)	Year Ended 03/31/19 (a)	Year Ended 03/31/18 (a)	Year Ended 03/31/17 (a)

Net asset value, beginning of year	$54.92	$78.47	$77.19	$74.24	$62.01

Net investment income(b)	1.36	1.51	1.31	1.32	1.10
Net realized and unrealized gain (loss)(c)	46.95	(23.42)	1.31	2.98	12.33

Net increase (decrease) from investment operations	48.31	(21.91)	2.62	4.30	13.43

Distributions(d)
From net investment income	(1.41)	(1.64)	(1.34)	(1.35)	(1.20)

Total distributions	(1.41)	(1.64)	(1.34)	(1.35)	(1.20)

Net asset value, end of year	$101.82	$54.92	$78.47	$77.19	$74.24

Total Return
Based on net asset value	88.83%	(28.36)%	3.35%	5.88%	21.81%

Ratios to Average Net Assets
Total expenses	0.21%	0.25%	0.25%	0.25%	0.25%

Net investment income	1.78%	1.90%	1.65%	1.73%	1.61%

Supplemental Data
Net assets, end of year (000)	$8,109,620	$3,811,032	$6,355,685	$5,603,679	$6,243,030

Portfolio turnover rate(e)	43%	46%	44%	37%	38%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on October 16, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P Small-Cap 600 Growth ETF

	Year Ended 03/31/21 (a)	Year Ended 03/31/20 (a)	Year Ended 03/31/19 (a)	Year Ended 03/31/18 (a)	Year Ended 03/31/17 (a)

Net asset value, beginning of year	$69.20	$89.29	$86.92	$76.62	$62.14

Net investment income(b)	0.72	0.81	0.72	0.73	0.65
Net realized and unrealized gain (loss)(c)	58.76	(20.00)	2.40	10.34	14.51

Net increase (decrease) from investment operations	59.48	(19.19)	3.12	11.07	15.16

Distributions(d)
From net investment income	(0.75)	(0.90)	(0.75)	(0.77)	(0.68)

Total distributions	(0.75)	(0.90)	(0.75)	(0.77)	(0.68)

Net asset value, end of year	$127.93	$69.20	$89.29	$86.92	$76.62

Total Return
Based on net asset value	86.30%	(21.68)%	3.59%	14.51%	24.49%

Ratios to Average Net Assets
Total expenses	0.21%	0.25%	0.25%	0.25%	0.25%

Net investment income	0.73%	0.89%	0.77%	0.90%	0.94%

Supplemental Data
Net assets, end of year (000)	$6,191,623	$3,515,154	$5,580,221	$5,128,053	$4,374,747

Portfolio turnover rate(e)	52%	64%	45%	47%	52%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on October 16, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

80	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares S&P Small-Cap 600 Value ETF

	Year Ended 03/31/21	(a)	Year Ended 03/31/20 (a)	Year Ended 03/31/19 (a)	Year Ended 03/31/18 (a)	Year Ended 03/31/17 (a)

Net asset value, beginning of year	$50.14		$73.81	$75.49	$69.36	$56.68

Net investment income(b)	1.12		1.10	1.20	1.03	0.96
Net realized and unrealized gain (loss)(c)	50.16		(23.45)	(1.71)	6.14	12.68

Net increase (decrease) from investment operations	51.28		(22.35)	(0.51)	7.17	13.64

Distributions(d)
From net investment income	(0.89)		(1.32)	(1.17)	(1.04)	(0.96)

Total distributions	(0.89)		(1.32)	(1.17)	(1.04)	(0.96)

Net asset value, end of year	$100.53		$50.14	$73.81	$75.49	$69.36

Total Return
Based on net asset value	103.08	%(e)	(30.75)%	(0.71)%	10.38%	24.19%

Ratios to Average Net Assets
Total expenses	0.21%		0.25%	0.25%	0.25%	0.25%

Net investment income	1.56%		1.48%	1.54%	1.41%	1.50%

Supplemental Data
Net assets, end of year (000)	$8,806,141		$4,120,917	$6,155,204	$5,163,592	$4,869,213

Portfolio turnover rate(f)	52%		53%	38%	39%	48%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on October 16, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

S&P 100(a)	Diversified
S&P 500 Growth(a)	Diversified
S&P 500 Value	Diversified
S&P Mid-Cap 400 Growth	Diversified
S&P Mid-Cap 400 Value	Diversified
S&P Small-Cap 600 Growth	Diversified
S&P Small-Cap 600 Value	Diversified

(a)

The Fund intends to be diversified in approximately the same proportion as its underlying index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its underlying index.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the statement of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statement of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

82	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements   (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA as of March 31, 2021:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

S&P 100
SG Americas Securities LLC	$8,268,068	$8,268,068		$—	$—
Virtu Americas LLC	212,706	212,706		—	—

	$8,480,774	$8,480,774		$—	$—

S&P 500 Growth
Barclays Bank PLC	$10,656,717	$10,656,717		$—	$—
BofA Securities, Inc.	9,047,040	9,047,040		—	—
Citigroup Global Markets Inc.	4,012,213	4,011,937		—	(276	)(b)
Goldman Sachs & Co.	5,495,780	5,435,810		—	(59,970	)(b)
HSBC Bank PLC	8,576,184	8,576,184		—	—
JPMorgan Securities LLC	6,592,378	6,592,378		—	—
Morgan Stanley & Co. LLC	1,007,651	1,005,181		—	(2,470	)(b)
SG Americas Securities LLC	4,225,005	4,225,005		—	—
State Street Bank & Trust Company	332,358	332,358		—	—
UBS AG	187,758	187,758		—	—
UBS Securities LLC	1,744,744	1,744,744		—	—
Virtu Americas LLC	63,763	63,763		—	—

	$51,941,591	$51,878,875		$—	$(62,716)

S&P 500 Value
Barclays Capital Inc.	$7,099,551	$7,099,551		$—	$—
Citigroup Global Markets Inc.	861,900	861,900		—	—
Goldman Sachs & Co.	76,985	76,784		—	(201	)(b)
ING Financial Markets LLC	5,368,326	5,368,326		—	—
JPMorgan Securities LLC	2,950,805	2,950,805		—	—
Morgan Stanley & Co. LLC	22,896,937	22,896,937		—	—
SG Americas Securities LLC	922,438	922,438		—	—
UBS AG	2,273,958	2,273,958		—	—
UBS Securities LLC	581,154	581,154		—	—
Virtu Americas LLC	458,964	458,964		—	—

	$43,491,018	$43,490,817		$—	$(201)

84	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

S&P Mid-Cap 400 Growth
Barclays Bank PLC	$19,748,075	$19,748,075		$—	$—
Barclays Capital Inc.	1,683,940	1,683,940		—	—
BNP Paribas Prime Brokerage International Ltd.	6,972,877	6,972,877		—	—
BNP Paribas Securities Corp.	282,225	278,666		—	(3,559	)(b)
BofA Securities, Inc.	5,938,730	5,925,657		—	(13,073	)(b)
Citadel Clearing LLC	5,112,954	5,112,954		—	—
Citigroup Global Markets Inc.	24,955,847	24,955,847		—	—
Credit Suisse Securities (USA) LLC	5,589,999	5,589,999		—	—
Deutsche Bank Securities Inc.	351,030	343,604		—	(7,426	)(b)
Goldman Sachs & Co.	74,517,673	74,192,317		—	(325,356	)(b)
HSBC Bank PLC	25,222,946	25,222,946		—	—
JPMorgan Securities LLC	50,460,081	50,460,081		—	—
Morgan Stanley & Co. LLC	83,981,665	83,981,665		—	—
National Financial Services LLC	24,109,546	24,109,546		—	—
Nomura Securities International Inc.	20,727	20,727		—	—
Pershing LLC	290,646	290,646		—	—
SG Americas Securities LLC	2,829,796	2,829,796		—	—
State Street Bank & Trust Company	3,999,974	3,963,533		—	(36,441	)(b)
UBS AG	31,325,120	31,325,120		—	—
UBS Securities LLC	1,556,911	1,556,911		—	—
Virtu Americas LLC	1,136,526	1,136,526		—	—
Wells Fargo Bank, National Association	756,475	756,475		—	—
Wells Fargo Securities LLC	397,755	397,755		—	—

	$371,241,518	$370,855,663		$—	$(385,855)

S&P Mid-Cap 400 Value
Barclays Bank PLC	$10,708,282	$10,708,282		$—	$—
Barclays Capital Inc.	4,162,458	4,162,458		—	—
BMO Capital Markets	218,751	218,751		—	—
BNP Paribas Prime Brokerage International Ltd.	21,966,155	21,966,155		—	—
BofA Securities, Inc.	2,934,185	2,934,185		—	—
Citigroup Global Markets Inc.	5,403,725	5,403,725		—	—
Credit Suisse Securities (USA) LLC	1,583,841	1,583,841		—	—
Goldman Sachs & Co.	45,841,897	45,841,897		—	—
HSBC Bank PLC	3,255,853	3,255,853		—	—
JPMorgan Securities LLC	22,921,840	22,921,840		—	—
Morgan Stanley & Co. LLC	22,863,797	21,766,737		—	(1,097,060	)(b)
National Financial Services LLC	2,670,404	2,670,404		—	—
Scotia Capital (USA) Inc.	1,815	1,636		—	(179	)(b)
SG Americas Securities LLC	987,149	987,149		—	—
State Street Bank & Trust Company	950,903	950,903		—	—
UBS AG	6,513,908	6,513,908		—	—
Wells Fargo Bank, National Association	4,523,714	4,523,714		—	—
Wells Fargo Securities LLC	292,046	292,046		—	—

	$157,800,723	$156,703,484		$—	$(1,097,239)

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

S&P Small-Cap 600 Growth
Barclays Bank PLC	$38,191,263	$38,191,263		$—	$—
Barclays Capital Inc.	2,385,836	2,385,836		—	—
BNP Paribas Prime Brokerage International Ltd.	38,811,063	38,811,063		—	—
BNP Paribas Securities Corp.	1,195,949	1,195,949		—	—
BofA Securities, Inc.	14,420,662	14,420,662		—	—
Citigroup Global Markets Inc.	36,340,308	36,340,308		—	—
Credit Suisse Securities (USA) LLC	10,956,516	10,826,072		—	(130,444	)(b)
Deutsche Bank Securities Inc.	5,839,985	5,702,476		—	(137,509	)(b)
Goldman Sachs & Co.	116,238,704	116,238,704		—	—
HSBC Bank PLC	6,483,291	5,889,770		—	(593,521	)(b)
JPMorgan Securities LLC	35,930,933	35,930,933		—	—
Morgan Stanley & Co. LLC	42,222,802	42,222,802		—	—
National Financial Services LLC	18,566,342	18,566,342		—	—
Nomura Securities International Inc.	34,890	34,524		—	(366	)(b)
Scotia Capital (USA) Inc.	2,200,305	2,091,984		—	(108,321	)(b)
SG Americas Securities LLC	423,330	423,330		—	—
State Street Bank & Trust Company	4,041,745	4,041,745		—	—
UBS AG	3,106,801	3,106,801		—	—
UBS Securities LLC	4,798,114	4,798,114		—	—
Wells Fargo Bank, National Association	4,214,615	4,214,615		—	—
Wells Fargo Securities LLC	132,509	132,312		—	(197	)(b)

	$386,535,963	$385,565,605		$—	$(970,358)

S&P Small-Cap 600 Value
Barclays Bank PLC	$3,707,676	$3,694,622		$—	$(13,054	)(b)
Barclays Capital Inc.	4,487,643	4,487,643		—	—
BMO Capital Markets	94,014	94,014		—	—
BNP Paribas Prime Brokerage International Ltd.	11,900,891	11,900,891		—	—
BNP Paribas Securities Corp.	1,560,985	1,556,776		—	(4,209	)(b)
BofA Securities, Inc.	11,719,861	11,679,005		—	(40,856	)(b)
Citigroup Global Markets Inc.	10,194,521	10,194,521		—	—
Credit Suisse Securities (USA) LLC	3,729,026	3,729,026		—	—
Deutsche Bank Securities Inc.	207,576	207,576		—	—
Goldman Sachs & Co.	92,911,455	92,911,455		—	—
Jefferies LLC	79,776	79,240		—	(536	)(b)
JPMorgan Securities LLC	17,151,174	17,151,174		—	—
Morgan Stanley & Co. LLC	8,763,553	8,763,553		—	—
National Financial Services LLC	37,164,093	37,164,093		—	—
Natixis Securities Americas LLC	176,253	176,253		—	—
Nomura Securities International Inc.	208,802	208,802		—	—
Pershing LLC	1,280,867	1,280,867		—	—
SG Americas Securities LLC	152,370	152,370		—	—
State Street Bank & Trust Company	702,498	702,498		—	—
TD Prime Services LLC	1,511,946	1,511,946		—	—
UBS AG	7,208,741	7,208,741		—	—
UBS Securities LLC	2,238,124	2,238,124		—	—
Virtu Americas LLC	690,338	690,338		—	—
Wells Fargo Securities LLC	8,601,474	8,601,474		—	—

	$226,443,657	$226,385,002		$—	$(58,655)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

86	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statement of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statement of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Total return swaps are entered into by the iShares S&P Small-Cap 600 Growth ETF and iShares S&P Small-Cap 600 Value ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day.

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements   (continued)

Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

S&P 100	0.20%
S&P 500 Growth	0.18
S&P 500 Value	0.18
S&P Mid-Cap 400 Value	0.18
S&P Small-Cap 600 Growth	0.18
S&P Small-Cap 600 Value	0.18

For its investment advisory services to the iShares S&P Mid-Cap 400 Growth ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Average Daily Net Assets	Investment Advisory Fee

First $121 billion	0.1800%
Over $121 billion, up to and including $181 billion	0.1710
Over $181 billion, up to and including $231 billion	0.1624
Over $231 billion, up to and including $281 billion	0.1543
Over $281 billion	0.1465

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Prior to October 19, 2020, for its investment advisory services to the iShares S&P Mid-Cap 400 Growth ETF, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $121 billion	0.2500%
Over $121 billion, up to and including $181 billion	0.2375
Over $181 billion, up to and including $231 billion	0.2257
Over $231 billion, up to and including $281 billion	0.2144
Over $281 billion	0.2037

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Prior to October 19, 2020, for its investment advisory services to the iShares S&P Mid-Cap 400 Value ETF, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Average Daily Net Assets	Investment Advisory Fee

First $5 billion	0.25%
Over $5 billion, up to and including $7.5 billion	0.24
Over $7.5 billion, up to and including $10 billion	0.23
Over $10 billion	0.21

88	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Prior to October 19, 2020, for its investment advisory services to each of the iShares S&P Small-Cap 600 Growth ETF and iShares S&P Small-Cap 600 Value ETF, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Average Daily Net Assets	Investment Advisory Fee

First $5 billion	0.2500%
Over $5 billion, up to and including $7.5 billion	0.2375
Over $7.5 billion	0.2256

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, each Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended March 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

S&P 100	$42,128
S&P 500 Growth	328,160
S&P 500 Value	388,359
S&P Mid-Cap 400 Growth	670,030
S&P Mid-Cap 400 Value	505,460
S&P Small-Cap 600 Growth	774,872
S&P Small-Cap 600 Value	1,836,130

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements   (continued)

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

S&P 100	$168,792,132	$140,295,491	$(34,119,258)
S&P 500 Growth	2,748,735,534	1,868,823,655	(117,202,659)
S&P 500 Value	3,062,497,031	1,590,087,526	194,593,137
S&P Mid-Cap 400 Growth	1,275,376,588	1,752,787,241	(32,402,368)
S&P Mid-Cap 400 Value	1,445,645,612	1,517,557,453	264,563,038
S&P Small-Cap 600 Growth	36,754,116	119,557,697	11,014,200
S&P Small-Cap 600 Value	566,814,418	394,752,812	39,487,053

During the year ended March 31, 2021, iShares S&P Small-Cap 600 Value ETF received a reimbursement of $5,702 from an affiliate, which is included in payment by affiliate in the statement of operations, related to an operating event.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

S&P 100	$511,871,906	$499,506,263
S&P 500 Growth	3,692,234,073	3,819,635,379
S&P 500 Value	4,376,517,294	4,355,050,777
S&P Mid-Cap 400 Growth	3,404,094,814	3,417,573,747
S&P Mid-Cap 400 Value	2,212,324,372	2,196,926,344
S&P Small-Cap 600 Growth	2,423,355,196	2,465,013,631
S&P Small-Cap 600 Value	3,010,872,288	2,913,731,458

For the year ended March 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

S&P 100	$1,668,408,210	$2,204,976,437
S&P 500 Growth	4,857,153,738	8,446,099,271
S&P 500 Value	3,834,120,348	3,008,506,992
S&P Mid-Cap 400 Growth	1,438,762,987	2,366,678,689
S&P Mid-Cap 400 Value	1,901,680,286	796,573,889
S&P Small-Cap 600 Growth	1,336,504,034	1,430,664,851
S&P Small-Cap 600 Value	1,536,275,523	1,013,902,888

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

90	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2021, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings

S&P 100	$757,441,190	$(757,441,190)
S&P 500 Growth	3,922,250,271	(3,922,250,271)
S&P 500 Value	679,105,984	(679,105,984)
S&P Mid-Cap 400 Growth	955,168,481	(955,168,481)
S&P Mid-Cap 400 Value	81,850,429	(81,850,429)
S&P Small-Cap 600 Growth	429,132,947	(429,132,947)
S&P Small-Cap 600 Value	180,537,041	(180,537,041)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/21	Year Ended 03/31/20

S&P 100
Ordinary income	$103,205,046	$105,665,467

S&P 500 Growth
Ordinary income	$253,051,096	$394,328,138

S&P 500 Value
Ordinary income	$417,220,319	$389,148,196

S&P Mid-Cap 400 Growth
Ordinary income	$ 51,474,580	$ 80,679,104

S&P Mid-Cap 400 Value
Ordinary income	$ 96,536,611	$125,017,275

S&P Small-Cap 600 Growth
Ordinary income	$ 35,874,295	$ 50,853,269

S&P Small-Cap 600 Value
Ordinary income	$ 72,032,423	$109,063,434

As of March 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses	)(b)	Total

S&P 100	$489,370	$(275,370,205)	$1,581,720,114		$1,306,839,279
S&P 500 Growth	—	(1,141,109,830)	12,108,598,298		10,967,488,468
S&P 500 Value	—	(1,158,584,208)	2,984,694,225		1,826,110,017
S&P Mid-Cap 400 Growth	—	(248,986,573)	2,045,863,158		1,796,876,585
S&P Mid-Cap 400 Value	—	(516,161,831)	1,288,795,724		772,633,893
S&P Small-Cap 600 Growth	12,245	(161,202,613)	1,462,766,891		1,301,576,523
S&P Small-Cap 600 Value	—	(648,307,766)	1,346,942,741		698,634,975

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions, and the accounting for swap agreements.

For the year ended March 31, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

S&P Mid-Cap 400 Growth	$135,630,855
S&P Mid-Cap 400 Value	120,437,823
S&P Small-Cap 600 Growth	166,442,285
S&P Small-Cap 600 Value	94,714,233

As of March 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements   (continued)

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

S&P 100	$5,401,303,195	$1,827,306,625	$(245,586,511)	$1,581,720,114
S&P 500 Growth	19,113,469,987	12,180,861,413	(72,263,115)	12,108,598,298
S&P 500 Value	18,460,362,456	3,369,796,983	(385,102,758)	2,984,694,225
S&P Mid-Cap 400 Growth	6,333,096,732	2,147,427,562	(101,564,404)	2,045,863,158
S&P Mid-Cap 400 Value	6,989,208,767	1,408,943,288	(120,147,564)	1,288,795,724
S&P Small-Cap 600 Growth	5,104,940,659	1,540,012,446	(77,245,555)	1,462,766,891
S&P Small-Cap 600 Value	7,679,268,128	1,623,947,711	(277,004,970)	1,346,942,741

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into

92	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/21			Year Ended 03/31/20

iShares ETF	Shares		Amount	Shares		Amount

S&P 100
Shares sold	12,000,000		$1,674,265,940	20,650,000		$2,547,941,955
Shares redeemed	(14,150,000)		(2,212,964,177)	(18,200,000)		(2,262,594,610)

Net increase (decrease)	(2,150,000)		$(538,698,237)	2,450,000		$285,347,345

S&P 500 Growth
Shares sold	81,550,000	(a)	$4,864,386,522	138,000,000	(a)	$6,169,953,909
Shares redeemed	(143,300,000	)(a)	(8,610,239,836)	(120,400,000	)(a)	(5,591,253,796)

Net increase (decrease)	(61,750,000)		$(3,745,853,314)	17,600,000		$578,700,113

S&P 500 Value
Shares sold	31,450,000		$3,850,001,198	67,150,000		$7,972,765,072
Shares redeemed	(26,950,000)		(3,026,601,466)	(54,900,000)		(6,776,448,755)

Net increase	4,500,000		$823,399,732	12,250,000		$1,196,316,317

S&P Mid-Cap 400 Growth
Shares sold	23,000,000	(a)	$1,448,881,015	7,400,000	(a)	$403,719,445
Shares redeemed	(38,550,000	)(a)	(2,411,090,399)	(26,400,000	)(a)	(1,389,095,929)

Net decrease	(15,550,000)		$(962,209,384)	(19,000,000)		$(985,376,484)

S&P Mid-Cap 400 Value
Shares sold	21,800,000	(b)	$1,910,982,904	18,800,000	(b)	$1,545,223,875
Shares redeemed	(11,550,000	)(b)	(805,072,169)	(30,400,000	)(b)	(2,345,474,692)

Net increase (decrease)	10,250,000		$1,105,910,735	(11,600,000)		$(800,250,817)

S&P Small-Cap 600 Growth
Shares sold	12,950,000	(b)	$1,406,028,923	1,100,000	(b)	$93,536,927
Shares redeemed	(15,350,000	)(b)	(1,496,764,643)	(12,800,000	)(b)	(1,033,688,292)

Net decrease	(2,400,000)		$(90,735,720)	(11,700,000)		$(940,151,365)

S&P Small-Cap 600 Value
Shares sold	22,950,000	(b)	$1,915,906,938	27,500,000	(b)	$2,040,702,369
Shares redeemed	(17,550,000	)(b)	(1,228,172,603)	(28,700,000	)(b)	(2,091,407,418)

Net increase (decrease)	5,400,000		$687,734,335	(1,200,000)		$(50,705,049)

(a)	Share transactions reflect a four-for-one stock split effective after the close of trading on October 16, 2020.
(b)	Share transactions reflect a two-for-one stock split effective after the close of trading on October 16, 2020.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements   (continued)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

The Board authorized a stock split for the following Funds, effective after the close of trading on October 16, 2020, for the shareholders of record on October 14, 2020. The impact of the stock split was an increase in the number of shares outstanding, while decreasing the NAV per share, resulting in no effect on the net assets of the Funds. The financial statements for the Funds have been adjusted to reflect the stock split.

iShares ETF	Forward Share Split

S&P 500 Growth	4 for 1
S&P Mid-Cap 400 Growth	4 for 1
S&P Mid-Cap 400 Value	2 for 1
S&P Small-Cap 600 Growth	2 for 1
S&P Small-Cap 600 Value	2 for 1

11.	LEGAL PROCEEDINGS

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation seeks to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares S&P 500 Value ETF received proceeds of $2,091,170 in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but are currently subject to an appeal which remains pending. The outcome of this appeal could result in new claims being brought against the Impacted Funds and/or previously dismissed claims being revived and subject to continuing litigation. The Impacted Funds intend to vigorously defend the Litigation.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

94	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares S&P 100 ETF, iShares S&P 500 Growth ETF,

iShares S&P 500 Value ETF, iShares S&P Mid-Cap 400 Growth ETF,

iShares S&P Mid-Cap 400 Value ETF, iShares S&P Small-Cap 600 Growth ETF and

iShares S&P Small-Cap 600 Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares S&P 100 ETF, iShares S&P 500 Growth ETF, iShares S&P 500 Value ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares S&P Mid-Cap 400 Value ETF, iShares S&P Small-Cap 600 Growth ETF and iShares S&P Small-Cap 600 Value ETF (seven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	95

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended March 31, 2021 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction

S&P 100	100.00%
S&P 500 Growth	100.00%
S&P 500 Value	96.17%
S&P Mid-Cap 400 Growth	95.62%
S&P Mid-Cap 400 Value	87.23%
S&P Small-Cap 600 Growth	94.47%
S&P Small-Cap 600 Value	100.00%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Dividend Income

S&P 100	$114,563,408
S&P 500 Growth	284,469,779
S&P 500 Value	419,219,137
S&P Mid-Cap 400 Growth	50,031,653
S&P Mid-Cap 400 Value	86,509,124
S&P Small-Cap 600 Growth	34,219,458
S&P Small-Cap 600 Value	79,442,294

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Business Income

S&P 100	$970,359
S&P 500 Growth	9,419,610
S&P 500 Value	13,357,519
S&P Mid-Cap 400 Growth	8,767,774
S&P Mid-Cap 400 Value	13,416,589
S&P Small-Cap 600 Growth	6,489,797
S&P Small-Cap 600 Value	14,558,859

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Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares S&P 100 ETF, iShares S&P 500 Growth ETF, iShares S&P 500 Value ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares S&P Mid-Cap 400 Value ETF, iShares S&P Small-Cap 600 Growth ETF and iShares S&P Small-Cap 600 Value ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 2, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and closures in certain countries and the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a Fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following enhancements to the Program: (1) certain single country emerging market ETFs were added to a $300 million credit agreement with State Street Bank and Trust Company; and (2) certain updates were made to the RATS and HLIM calculation methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	97

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
S&P 100(a)	$2.421535	$—	$0.003803	$2.425338	100%	—%	0	%(b)	100%
S&P 500 Growth(a)	0.487837	—	0.005719	0.493556	99	—	1		100
S&P 500 Value(a)	2.869208	—	0.025156	2.894364	99	—	1		100
S&P Mid-Cap 400 Growth(a)	0.437275	—	0.035606	0.472881	92	—	8		100
S&P Mid-Cap 400 Value(a)	1.352821	—	0.059936	1.412757	96	—	4		100
S&P Small-Cap 600 Growth(a)	0.704997	—	0.049075	0.754072	93	—	7		100
S&P Small-Cap 600 Value(a)	0.809567	—	0.079697	0.889264	91	—	9		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

98	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 376 funds as of March 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	99

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

100	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

Complete Schedules of Portfolio Holdings

The complete schedules of investments in securities of unaffiliated issuers for certain iShares Funds in this report are also available without charge, upon request, by calling toll-free 1-800-474-2737.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	101

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

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Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-301-0321

MARCH 31, 2021

2021 Annual Report

iShares Trust

•	iShares International Preferred Stock ETF | IPFF | Cboe BZX
•	iShares Preferred and Income Securities ETF | PFF | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2021 reflected a remarkable period of disruption and adaptation, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world instituted economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

As April 2020 began, stocks were near their lowest point since the beginning of the pandemic. However, a steady recovery began, as businesses started re-opening and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following the implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) was near all-time lows as the period began, reflecting a reduced investor appetite for risk. However, inflation concerns from a rapidly expanding economy raised yields late in the reporting period, leading to a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to positive returns for corporate bonds, particularly high-yield corporates, which gained substantially.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. In early 2021, President Biden signed one of the largest economic rescue packages in U.S. history, which should provide a solid tailwind for economic growth. In our view, inflation is likely to increase somewhat as the expansion continues, but moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion due to the change in Fed policy.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are neutral overall on credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.07%	56.35%
U.S. small cap equities (Russell 2000® Index)	48.05	94.85
International equities (MSCI Europe, Australasia, Far East Index)	20.08	44.57
Emerging market equities (MSCI Emerging Markets Index)	22.43	58.39
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.12
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.88)	(8.23)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.73)	0.71
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.46	5.29
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.35	23.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended March 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 54.60% in U.S. dollar terms for the reporting period.

The reporting period began near the height of uncertainty surrounding the coronavirus pandemic, which drove equity prices to a multi-year low. However, stocks began to recover as governments took measures to adapt to the economic and public health impact of the novel coronavirus. In November 2020, news that several vaccines under development showed high effectiveness rates boosted equities. Optimism about the growth outlook for the global economy led to further advances, and stocks moved past pre-pandemic prices to reach all-time highs near the end of the reporting period.

The U.S. experienced a remarkable recovery from the depths of the pandemic-induced upheaval, and U.S. stocks rebounded to post substantial gains. As the reporting period began, unemployment reached its highest level since the Great Depression, and economic activity was declining, with a significant contraction in the second quarter of 2020. However, unprecedented fiscal stimulus began to reverse the downward economic momentum. Individuals began to receive direct payments in April 2020 as part of the U.S. $2.2 trillion CARES Act, and payments to support businesses that kept employees on payroll helped to stabilize the economy. Unemployment began to decline, decreasing each month between April 2020 and November 2020, yet remained elevated compared to pre-pandemic levels.

The U.S. Federal Reserve (“Fed”) also responded to the pandemic, acting to stabilize bond markets by continuing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities, which later expanded to include corporate bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy.

Stocks in Europe also gained significantly, despite a recovery that trailed other major economies. European countries experienced some of the highest infection rates early in the pandemic, particularly Italy, Spain, and the U.K., and governments instituted a series of restrictions that weighed on economic growth. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased and Eurozone countries reached a deal for a collective €750 billion of stimulus spending. However, a new wave of cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020, even as much of the world was returning to growth. The continent also faced headwinds due to a slow vaccine rollout and another sharp increase in coronavirus cases in March 2021, which prompted the return of some restrictions.

Asia-Pacific regional stocks advanced notably amid a sharp rebound in economic activity. While the course of the pandemic varied by country, the Asia-Pacific region overall had fewer cases and deaths per capita than other regions, despite an increase late in the reporting period. China returned to growth in the second quarter of 2020, earlier than most countries. China’s restart helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. In November 2020, 14 countries joined China to form the world’s largest trade pact, the Regional Comprehensive Economic Partnership, designed to facilitate trade between its members.

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Fund Summary as of March 31, 2021	iShares® International Preferred Stock ETF

Investment Objective

The iShares International Preferred Stock ETF (the “Fund”) seeks to track the investment results of an index composed of preferred stocks of non-U.S. developed markets, as represented by the S&P International Preferred Stock IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns				Cumulative Total Returns
	1 Year		5 Years	Since Inception	1 Year		5 Years	Since Inception
Fund NAV	62.61	%(a)	5.20%	0.21%	62.61	%(a)	28.85%	1.99%
Fund Market	65.25		5.04	0.19	65.25		27.90	1.81
Index	63.61		5.43	0.58	63.61		30.28	5.53

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/15/11. The first day of secondary market trading was 11/17/11.

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,203.40	$3.02		$1,000.00	$1,022.20	$2.77		0.55%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2021 (continued)	iShares® International Preferred Stock ETF

Portfolio Management Commentary

Non-U.S. preferred stocks posted a substantial advance for the reporting period. Preferred stock typically pays a steady stream of dividends, and its value is closely tied to the yields of government bonds in the country of issuance. Most preferred stocks periodically reset to the prevailing benchmark rate, and therefore lower bond yields typically drive the value of preferred stock down, while higher interest rates typically lead to gains. However, concerns about the viability of the companies that issue preferred stock can also affect price. The reporting period began near the height of pandemic-related uncertainty in the financial markets, which had negatively affected the price of preferred stock. Much of the Index’s positive performance represents a reversal of this decline, as improving economic conditions allayed concerns about companies’ ability to continue paying dividends. Investors’ search for yield in an environment of ultra-low interest rates also benefited preferred stocks.

From a country perspective, Canada contributed the most to the Index’s performance. Among Canadian securities, the largest portion of the Index was composed of financials stocks, particularly banks. Banks tend to issue high levels of preferred stock due to regulatory capital requirements. Because preferred stock is classified as equity rather than debt on balance sheets, it can be a useful tool to meet target capital ratios. Despite pressure from deferred mortgage payments and a low interest rate policy from the Bank of Canada, Canadian banks successfully maintained dividend payments. Canadian energy sector stocks further boosted Index performance as oil prices recovered from a sharp decline in the early stages of the pandemic and pipeline operators benefited from a recovery in demand.

Preferred stocks from the U.K. also contributed to the Index’s return. Banks were the leading source of strength, helped by a December 2020 decision by the Bank of England to allow the eventual resumption of dividend payments.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	60.3%
Energy	21.1
Utilities	9.8
Real Estate	6.3
Communication Services	2.0
Industrials	0.5

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Canada	84.0%
United Kingdom	9.9
Sweden	3.4
Australia	1.4
Singapore	1.3

(a)	Excludes money market funds.

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Fund Summary as of March 31, 2021	iShares® Preferred and Income Securities ETF

Investment Objective

The iShares Preferred and Income Securities ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated preferred and hybrid securities, as represented by the ICE Exchange-Listed Preferred & Hybrid Securities Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	27.88%	5.28%	5.62%	27.88%	29.35%	72.73%
Fund Market	27.06	5.30	5.65	27.06	29.48	73.25
Index	28.87	6.08	6.35	28.87	34.33	85.17

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 31, 2019 reflects the performance of the S&P U.S. Preferred Stock IndexTM. Index performance beginning on February 1, 2019 through October 31, 2019 reflects the performance of the ICE Exchange-Listed Preferred & Hybrid Securities Transition Index, which terminated on October 31, 2019. Index performance beginning on November 1, 2019 reflects the performance of the ICE Exchange-Listed Preferred & Hybrid Securities Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,078.90	$2.38		$1,000.00	$1,022.60	$2.32		0.46%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2021 (continued)	iShares® Preferred and Income Securities ETF

Portfolio Management Commentary

U.S. dollar-denominated preferred stocks posted a significant advance for the reporting period amid the recovery that followed pandemic-related economic disruption. Preferred stock typically pays a steady stream of dividends, so its value is sensitive to prevailing interest rates. However, concerns about the viability of the companies that issue preferred stock can also affect price. The reporting period began near the height of pandemic-related uncertainty in the financial markets. Immediately prior to the start of the reporting period, preferred stocks declined sharply amid delayed issuance of new preferred stock, high market volatility, and economic uncertainty. Much of the Index’s positive performance represents a reversal of this decline, as improving economic conditions allayed concerns about companies’ ability to continue paying dividends. Investors’ search for yield in an environment of ultra-low interest rates also benefited preferred stocks.
The largest portion of the Index was composed of financials stocks, particularly banks, which tend to issue high levels of preferred stock due to regulatory capital requirements. Because preferred stock is classified as equity rather than debt on balance sheets, it can be a useful tool to meet target capital ratios. As the U.S. economy rebounded beginning in the second half of 2020, the financial outlook for banks also improved and they reduced their provisions for loan losses, which boosted earnings. Rising bond yields late in the reporting period further benefited banks.

Preferred stocks of real estate investment trusts (“REITs”) and utilities companies also contributed to the Index’s return. REIT prices recovered as economic growth resumed and mitigated concerns about non-payment of rent. The utilities sector was favored by investors seeking yield despite concerns about a decline in the demand for electricity during the pandemic.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	53.3%
Utilities	15.0
Real Estate	7.9
Health Care	4.4
Consumer Discretionary	4.0
Communication Services	3.8
Industrials	3.4
Information Technology	3.3
Energy	2.1
Materials	1.6
Consumer Staples	1.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Broadcom Inc., Series A, 8.00%	2.5%
Wells Fargo & Co., Series L, 7.50	1.7
Bank of America Corp., Series L, 7.25	1.4
GMAC Capital Trust I, Series 2, 5.98	1.2
ArcelorMittal SA, 5.50	1.2
NextEra Energy Inc., 5.28	1.1
Citigroup Capital XIII, 6.58	1.1
Danaher Corp., Series A, 4.75	1.1
Danaher Corp., Series B, 5.00	0.9
NextEra Energy Inc., 6.22	0.9

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments March 31, 2021	iShares® International Preferred Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Australia — 1.4%
Brookfield Infrastructure Partners LP, Series 7, 5.00% (5 year Canadian Government Bond + 3.780%)(a)	42,210	$849,674

Canada — 83.3%
AltaGas Ltd., Series K, 5.00% (5 year Canadian Government Bond + 3.800%)(a)	27,964	560,682
Bank of Montreal
Series 27, 3.85%
(5 year Canadian Government Bond + 2.330%)(a)	47,240	862,599
Series 29, 3.62%
(5 year Canadian Government Bond + 2.240%)(a)	35,797	639,125
Series 38, 4.85%
(5 year Canadian Government Bond + 4.060%)(a)	58,696	1,206,284
Series 40, 4.50%
(5 year Canadian Government Bond + 3.330%)(a)	47,240	947,920
Series 42, 4.40%
(5 year Canadian Government Bond + 3.170%)(a)	35,797	718,589
Series 44, 4.85%
(5 year Canadian Government Bond + 2.680%)(a)	27,275	536,885
Bank of Nova Scotia (The)
Series 34, 5.50%
(5 year Canadian Government Bond + 4.510%)(a)	37,624	757,359
Series 38, 4.85%
(5 year Canadian Government Bond + 4.190%)(a)	62,240	1,276,147
Series 40, 4.85%
(5 year Canadian Government Bond + 2.430%)(a)	32,964	652,540
BCE Inc., Series AK, 2.95% (5 year Canadian Government Bond + 1.880%)(a)	95,108	1,210,748
Brookfield Asset Management Inc.
Series 32, 5.06%
(5 year Canadian Government Bond + 2.900%)(a)	42,383	772,562
Series 46, 4.80%
(5 year Canadian Government Bond + 3.850%)(a)	42,360	862,131
Series 48, 4.75%
(5 year Canadian Government Bond + 3.100%)(a)	42,691	854,941
Brookfield Office Properties Inc.
Series EE, 5.10%
(5 year Canadian Government Bond + 3.960%)(a)	50,639	902,505
Series GG, 4.85%
(5 year Canadian Government Bond + 3.740%)(a)	50,642	864,280
Canadian Imperial Bank of Commerce
Series 39, 3.71%
(5 year Canadian Government Bond + 2.320%)(a)	35,797	637,986
Series 45, 4.40%
(5 year Canadian Government Bond + 3.380%)(a)	81,586	1,619,581
Series 47, 4.50%
(5 year Canadian Government Bond + 2.450%)(a)	41,523	780,012
Series 49, 5.20%
(5 year Canadian Government Bond + 3.310%)(a)	27,207	554,163
Series 51, 5.15%
(5 year Canadian Government Bond + 3.620%)(a)	13,306	275,256
Emera Inc.
Series C, 4.72%
(5 year Canadian Government Bond + 2.650%)(a)	53,317	961,687
Series H, 4.90%
(5 year Canadian Government Bond + 2.540%)(a)	57,964	1,191,701
Enbridge Inc.
Series 03, 3.74%
(5 year Canadian Government Bond + 2.380%)(a)	43,459	568,803

Security	Shares	Value

Canada (continued)
Series 11, 3.94%
(5 year Canadian Government Bond + 2.640%)(a)	35,384	$495,773
Series 13, 3.04%
(5 year Canadian Government Bond + 2.660%)(a)	23,216	300,902
Series 17, 5.15%
(5 year Canadian Government Bond + 4.140%)(a)	55,578	1,115,672
Series 19, 4.90%
(5 year Canadian Government Bond + 3.170%)(a)	35,384	692,843
Series B, 3.42%
(5 year Canadian Government Bond + 2.400%)(a)	31,901	397,985
Series D, 4.46%
(5 year Canadian Government Bond + 2.370%)(a)	31,347	415,017
Series F, 4.69%
(5 year Canadian Government Bond + 2.510%)(a)	35,384	486,201
Series H, 4.38%
(5 year Canadian Government Bond + 2.120%)(a)	23,272	300,332
Series N, 5.09%
(5 year Canadian Government Bond + 2.650%)(a)(b)	31,347	466,395
Series P, 4.38%
(5 year Canadian Government Bond + 2.500%)(a)	27,329	372,258
Series R, 4.07%
(5 year Canadian Government Bond + 2.500%)(a)	27,329	368,127
Fortis Inc./Canada, Series M, 3.91%
(5 year Canadian Government Bond + 2.480%)(a)	98,696	1,638,062
Manulife Financial Corp.
Series 17, 3.80%
(5 year Canadian Government Bond + 2.360%)(a)	37,624	680,725
Series 21, 5.60%
(5 year Canadian Government Bond + 4.970%)(a)	44,605	897,530
Series 23, 4.85%
(5 year Canadian Government Bond + 3.830%)(a)	59,377	1,198,548
National Bank of Canada
Series 30, 4.03%
(5 year Canadian Government Bond + 2.400%)(a)	27,624	513,204
Series 34, 5.60%
(5 year Canadian Government Bond + 4.900%)(a)	34,275	690,491
Series 36, 5.40%
(5 year Canadian Government Bond + 4.660%)(a)	40,797	829,021
Series 40, 4.60%
(5 year Canadian Government Bond + 2.580%)(a)	24,964	478,683
Series 42, 4.95%
(5 year Canadian Government Bond + 2.770%)(a)	22,964	455,863
Pembina Pipeline Corp.
Series 13, 5.75%
(5 year Canadian Government Bond + 4.960%)(a)	33,308	671,275
Series 23, 5.25%
(5 year Canadian Government Bond + 3.650%)(a)	37,964	757,558
Series 25, 5.20%
(5 year Canadian Government Bond + 3.510%)(a)	33,267	664,361
Royal Bank of Canada
Series AZ, 3.70%
(5 year Canadian Government Bond + 2.210%)(a)	41,362	751,647
Series BB, 3.65%
(5 year Canadian Government Bond + 2.260%)(a)	36,362	661,943
Series BD, 3.20%
(5 year Canadian Government Bond + 2.740%)(a)	45,639	869,677
Series BK, 5.50%
(5 year Canadian Government Bond + 4.530%)(a)(c)	62,224	1,252,550
Series BM, 5.50%
(5 year Canadian Government Bond + 4.800%)(a)	64,542	1,309,994

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® International Preferred Stock ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Series BO, 4.80%
(5 year Canadian Government Bond + 2.380%)(a)	22,460	$436,745
Sun Life Financial Inc., Series 04, 4.45%	64,353	1,274,925
TC Energy Corp.
Series 13, 5.50%
(5 year Canadian Government Bond + 4.690%)(a)	36,596	736,375
Series 15, 4.90%
(5 year Canadian Government Bond + 3.850%)(a)	104,483	2,103,210
Series 7, 3.90%
(5 year Canadian Government Bond + 2.380%)(a)	58,696	889,652
Series 9, 3.76%
(5 year Canadian Government Bond + 2.350%)(a)	41,523	628,040
Toronto-Dominion Bank (The)
Series 01, 3.66%
(5 year Canadian Government Bond + 2.240%)(a)	23,940	433,333
Series 03, 3.68%
(5 year Canadian Government Bond + 2.270%)(a)	23,940	432,381
Series 05, 3.88%
(5 year Canadian Government Bond + 2.250%)(a)	23,940	437,143
Series 07, 3.20%
(5 year Canadian Government Bond + 2.790%)(a)	15,254	290,552
Series 12, 5.50%
(5 year Canadian Government Bond + 4.660%)(a)	35,507	715,310
Series 14, 4.85%
(5 year Canadian Government Bond + 4.120%)(a)	52,871	1,083,207
Series 16, 4.50%
(5 year Canadian Government Bond + 3.010%)(a)	15,252	307,018
Series 18, 4.70%
(5 year Canadian Government Bond + 2.700%)(a)	15,252	300,950
Series 20, 4.75%
(5 year Canadian Government Bond + 2.590%)(a)	18,160	351,395
Series 22, 5.20%
(5 year Canadian Government Bond + 3.270%)(a)	15,252	316,726
Series 24, 5.10%
(5 year Canadian Government Bond + 3.560%)(a)	21,194	439,782
Westcoast Energy Inc., Series 12, 5.20%
(5 year Canadian Government Bond + 4.520%)(a)	27,964	564,687

		51,688,554

Singapore — 1.2%
City Developments Ltd., 0.02%(a)	951,309	778,833

Sweden — 3.4%
Alm Equity AB, Preference Shares	30,235	414,520
Klovern AB, Preference Shares	47,067	1,714,463

		2,128,983

Security	Shares	Value

United Kingdom — 9.8%
Aviva PLC 8.38%	286,202	$602,181
8.75%	286,202	617,976
Doric Nimrod Air Three Ltd., Preference Shares(b)	628,618	346,922
Ecclesiastical Insurance Group PLC, 8.63%(b)	304,664	649,433
General Accident PLC 7.88%	314,829	592,915
8.88%	400,688	859,650
Northern Electric PLC, 8.06%	365,459	811,801
Raven Property Group Ltd., 12.00%(b)	619,056	965,146
RSA Insurance Group PLC, 7.38%	357,755	624,397

		6,070,421

Total Preferred Stocks — 99.1% (Cost: $58,854,269)		61,516,465

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(d)(e)(f)	274,565	274,730
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	51,000	51,000

		325,730

Total Short-Term Investments — 0.5% (Cost: $325,730)		325,730

Total Investments in Securities — 99.6% (Cost: $59,179,999)		61,842,195

Other Assets, Less Liabilities — 0.4%		241,816

Net Assets — 100.0%		$62,084,011

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	All or a portion of this security is on loan.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) March 31, 2021	iShares® International Preferred Stock ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$274,730	(a)	$—	$—	$—	$274,730	274,565	$81	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	11,000	40,000	(a)	—	—	—	51,000	51,000	35		—

					$—	$—	$325,730		$116		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Preferred Stocks	$61,516,465	$—	$—	$61,516,465
Money Market Funds	325,730	—	—	325,730

	$61,842,195	$—	$—	$61,842,195

See notes to financial statements.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks

Auto Components — 0.8%
Aptiv PLC, Series A, 5.50%(a)	896,426	$141,536,701

Automobiles — 0.7%
Ford Motor Co.
6.00%	2,636,021	69,485,513
6.20%	2,471,293	65,365,700

		134,851,213

Banks — 26.0%
Associated Banc-Corp.
Series E, 5.88%	311,754	8,626,233
Series F, 5.63%	313,520	8,834,994
Atlantic Union Bankshares Corp., Series A, 6.88%	537,807	14,805,827
BancorpSouth Bank, Series A, 5.50%(b)	537,807	14,149,702
Bank of America Corp.
Series 02, 3.00% (3 mo. LIBOR US + 0.650%)(c)	671,908	14,499,775
Series 4, 4.00% (3 mo. LIBOR US + 0.750%)(c)	474,073	12,221,602
Series 5, 4.00% (3 mo. LIBOR US + 0.500%)(c)	951,145	23,921,297
Series E, 4.00% (3 mo. LIBOR US + 0.350%)(c)	716,106	18,038,710
Series EE, 6.00%	2,090,787	52,269,675
Series GG, 6.00%(b)	3,103,608	84,418,138
Series HH, 5.88%	1,983,921	54,141,204
Series K, 6.45% (3 mo. LIBOR US + 1.327%)(c)	2,572,204	68,446,348
Series KK, 5.38%	3,246,453	87,913,947
Series L, 7.25%(a)	178,924	250,135,752
Series LL, 5.00%	3,043,225	80,554,166
Series NN, 4.38%	2,524,058	63,101,450
Series PP, 4.13%(b)	2,090,984	51,814,584
BOK Financial Corp., 5.38%	293,557	7,432,863
CIT Group Inc., Series B, 5.63%	623,490	16,516,250
Citigroup Inc.
Series J, 7.13% (3 mo. LIBOR US + 4.040%)(c)	2,961,523	83,307,642
Series K, 6.88% (3 mo. LIBOR US + 4.130%)(c)	4,660,550	132,079,987
Citizens Financial Group Inc.
Series D, 6.35% (3 mo. LIBOR US + 3.642%)(c)	935,395	26,284,599
Series E, 5.00%	1,402,933	37,093,549
Cullen/Frost Bankers Inc., Series B, 4.45%(b)	479,315	12,006,841
Dime Community Bancshares Inc., 5.50%	412,213	10,338,302
Fifth Third Bancorp.
Series A, 6.00%	623,490	16,684,592
Series I, 6.63% (3 mo. LIBOR US + 3.710%)(c)	1,402,932	39,492,536
Series K, 4.95%	779,443	20,670,828
First Citizens BancShares Inc./NC, Series A, 5.38%	1,075,537	28,985,722
First Horizon Corp.
6.50%	467,538	12,974,179
Series A, 6.20%	311,754	8,230,306
Series D, 6.10% (3 mo. LIBOR US + 3.859%)(c)	311,754	8,211,600
First Midwest Bancorp. Inc./IL
Series A, 7.00%	349,232	9,670,234
Series C, 7.00%	396,101	11,134,399
First Republic Bank/CA
Series H, 5.13%	614,201	15,938,516
Series I, 5.50%(b)	935,395	25,311,789
Series J, 4.70%	1,231,490	31,538,459
Series K, 4.13%	1,558,885	38,972,125
Series L, 4.25%	2,322,235	59,960,108
FNB Corp./PA, 7.25% (3 mo. LIBOR US + 4.600%)(c)	347,578	10,003,295
Fulton Financial Corp., Series A, 5.13%	623,490	16,329,203

Security	Shares	Value

Banks (continued)
GMAC Capital Trust I, Series 2, 5.98%
(3 mo. LIBOR US + 5.785%)(c)	8,787,844	$223,914,265
Hancock Whitney Corp.
5.95%	293,557	7,517,995
6.25%	338,032	9,106,582
Heartland Financial USA Inc., Series E, 7.00%
(5 year CMT + 6.675%)(c)	358,619	10,077,194
Huntington Bancshares Inc./OH
4.50%	1,553,363	39,284,550
Series C, 5.88%	312,561	8,042,195
Series D, 6.25%	1,870,470	47,379,005
JPMorgan Chase & Co.
Series AA, 6.10%	4,442,393	113,103,326
Series BB, 6.15%	3,585,013	91,489,532
Series DD, 5.75%	5,288,073	143,359,659
Series EE, 6.00%	5,767,388	158,487,822
Series GG, 4.75%	2,805,866	74,130,980
Series JJ, 4.55%	4,660,014	119,389,559
KeyCorp
Series E, 6.13% (3 mo. LIBOR US + 3.892%)(c)	1,558,885	46,423,595
Series F, 5.65%	1,324,917	35,878,752
Series G, 5.63%	1,402,932	39,113,744
People’s United Financial Inc., Series A, 5.63% (3 mo. LIBOR US + 4.020%)(c)	779,443	21,598,366
Pinnacle Financial Partners Inc., Series B, 6.75%	701,428	19,373,441
PNC Financial Services Group Inc. (The), Series P, 6.13% (3 mo. LIBOR US + 4.067%)(c)	4,676,361	124,625,021
Popular Capital Trust I, 6.70%	354,615	9,493,044
Popular Capital Trust II, 6.13%	254,410	6,563,778
Regions Financial Corp.
Series A, 6.38%	1,558,885	41,061,031
Series B, 6.38% (3 mo. LIBOR US + 3.536%)(b)(c)	1,558,885	44,022,912
Series C, 5.70% (3 mo. LIBOR US + 3.148%)(c)	1,558,885	43,149,937
Signature Bank/New York NY, Series a, 5.00%	2,275,803	58,601,927
Sterling Bancorp./DE, Series A, 6.50%	420,823	10,966,647
SVB Financial Group, Series A, 5.25%	1,091,053	28,574,678
Synovus Financial Corp.
Series D, 6.30% (3 mo. LIBOR US + 3.352%)(c)	623,490	16,428,961
Series E, 5.88% (5 year CMT + 4.127%)(c)	1,091,053	29,327,505
TCF Financial Corp., Series C, 5.70%(b)	545,475	14,182,350
Texas Capital Bancshares Inc.
6.50%	217,217	5,532,517
Series A, 6.50%	467,538	11,931,570
Series B, 5.75%	932,028	23,664,191
Truist Financial Corp.
Series H, 5.63%	1,449,647	36,763,048
Series I, 4.00% (3 mo. LIBOR US + 0.530%)(c)	537,807	13,907,689
Series O, 5.25%	1,792,480	49,096,027
Series R, 4.75%	2,883,714	74,255,635
U.S. Bancorp, Series M, 4.00%	2,349,311	58,286,406
U.S. Bancorp.
Series A, 3.50% (3 mo. LIBOR US + 1.020%)(c)	44,698	41,178,032
Series B, 3.50% (3 mo. LIBOR US + 0.600%)(c)	3,117,475	74,912,924
Series F, 6.50% (3 mo. LIBOR US + 4.468%)(c)	3,429,355	89,197,524
Series K, 5.50%	1,792,480	49,149,802
Series L, 3.75%	1,558,885	37,101,463
United Community Banks Inc./GA, Series I, 6.88%	298,643	8,158,927
Valley National Bancorp
Series A, 6.25% (3 mo. LIBOR US + 3.850%)(c)	360,391	9,972,019
Series B, 5.50% (3 mo. LIBOR US + 3.578%)(c)	311,754	8,043,253

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2021	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Webster Financial Corp., Series F, 5.25%	467,537	$11,964,272
Wells Fargo & Co. 4.38%	2,335,060	58,376,500
5.20%	778,328	20,166,478
Series AA, 4.70%	2,601,863	66,217,413
Series L, 7.50%(a)	220,569	312,636,706
Series O, 5.13%	1,445,523	37,511,322
Series Q, 5.85% (3 mo. LIBOR US + 3.090%)(c)	3,836,124	102,808,123
Series R, 6.63% (3 mo. LIBOR US + 3.690%)(c)	1,868,047	53,519,547
Series X, 5.50%	2,557,449	65,982,184
Series Y, 5.63%	1,534,449	40,739,621
Series Z, 4.75%	4,475,451	114,258,264
WesBanco Inc., Series A, 6.75%
(5 year CMT + 6.557%)(c)	467,538	12,997,556
Western Alliance Bancorp, 6.25%	342,628	8,719,883
Wintrust Financial Corp.
Series D, 6.50% (3 mo. LIBOR US + 4.060%)(c)	391,534	10,547,926
Series E, 6.88% (5 year CMT + 6.507%)(c)	896,426	25,099,928
Zions Bancorp N.A.
Series G, 6.30% (3 mo. LIBOR US + 4.24%)(c)	431,438	12,002,605
Series H, 5.75%	395,111	10,221,522

		4,776,650,558

Capital Markets — 8.7%
Affiliated Managers Group Inc. 4.75%	919,740	23,260,225
5.88%	1,003,276	27,479,730
Apollo Global Management Inc.
Series A, 6.38%	857,380	22,223,290
Series B, 6.38%	935,395	25,049,878
Ares Management Corp., Series A, 7.00%	966,298	24,688,914
B Riley Financial Inc., 6.00%	707,418	18,286,755
B. Riley Financial Inc. 6.38%	408,063	10,609,638
6.50%	419,738	11,022,320
6.75%	344,359	8,932,672
6.88%	221,587	5,734,672
7.25%	382,010	9,718,334
7.38%	249,474	6,476,345
Brightsphere Investment Group Inc., 5.13%	244,581	6,180,562
Brookfield Finance I UK PLC, 4.50%	769,293	18,732,285
Brookfield Finance Inc., Series 50, 4.63%	1,338,014	32,527,120
Capitala Finance Corp., 5.75%(a)	123,952	3,082,686
Charles Schwab Corp. (The)
Series C, 6.00%	1,870,470	47,360,300
Series D, 5.95%	2,338,033	59,292,517
Cowen Inc. 7.35%	270,395	6,803,138
7.75%	196,070	5,376,239
Goldman Sachs Group Inc. (The)
Series A, 3.75% (3 mo. LIBOR US + 0.750%)(b)(c)	2,337,955	56,110,920
Series C, 4.00% (3 mo. LIBOR US + 0.750%)(c)	623,490	15,618,425
Series D, 4.00% (3 mo. LIBOR US + 0.670%)(c)	4,208,425	102,054,306
Series J, 5.50% (3 mo. LIBOR US + 3.640%)(c)	3,117,475	84,234,174
Series K, 6.38% (3 mo. LIBOR US + 3.550%)(c)	2,182,375	62,372,277
Series N, 6.30%	2,104,360	53,471,788
KKR & Co. Inc.
Series A, 6.75%	1,075,537	27,426,194
Series B, 6.50%	483,348	12,407,543
Series C, 6.00%(a)	1,792,480	119,468,792

Security	Shares	Value

Capital Markets (continued)
Morgan Stanley
Series A, 4.00% (3 mo. LIBOR US + 0.700%)(c)	3,429,355	$83,161,859
Series E, 7.13% (3 mo. LIBOR US + 4.320%)(c)	2,688,881	77,601,106
Series F, 6.88% (3 mo. LIBOR US + 3.940%)(c)	2,649,913	74,595,051
Series I, 6.38% (3 mo. LIBOR US + 3.708%)(c)	3,117,475	88,286,892
Series K, 5.85% (3 mo. LIBOR US + 3.491%)(c)	3,117,475	88,785,688
Series L, 4.88%	1,558,885	40,936,320
Newtek Business Services Corp., 5.50%	311,754	8,105,604
Northern Trust Corp., Series E, 4.70%	1,246,980	33,419,064
Oaktree Capital Group LLC
Series A, 6.63%	561,246	14,929,144
Series B, 6.55%	732,728	19,600,474
State Street Corp.
Series D, 5.90% (3 mo. LIBOR US + 3.108%)(c)	2,338,033	65,815,629
Series G, 5.35% (3 mo. LIBOR US + 3.709%)(c)	1,558,885	45,005,010
Stifel Financial Corp. 5.20%	440,664	11,470,484
Series A, 6.25%	467,537	11,945,570
Series B, 6.25%	498,761	13,611,188
Series C, 6.13%	701,428	19,324,341

		1,602,595,463

Chemicals — 0.4%
EI du Pont de Nemours & Co., Series B, 4.50%	130,225	13,807,757
International Flavors & Fragrances Inc., 6.00%(a)	1,359,217	66,656,001

		80,463,758

Commercial Services & Supplies — 0.7%
GFL Environmental Inc., 6.00%(a)	1,276,804	104,148,902
Pitney Bowes Inc., 6.70%	831,137	20,362,857

		124,511,759

Consumer Finance — 2.3%
Capital One Financial Corp.
Series G, 5.20%	1,870,470	47,865,327
Series H, 6.00%	1,558,885	40,375,122
Series I, 5.00%	4,676,361	120,416,296
Series J, 4.80%	3,896,918	97,968,519
Series K, 4.63%	389,523	9,913,360
Navient Corp., 6.00%	1,003,276	24,650,491
SLM Corp., Series B, 1.88%
(3 mo. LIBOR US + 1.700%)(c)	311,754	17,224,409
Synchrony Financial, Series A, 5.63%	2,338,033	62,378,720

		420,792,244

Diversified Financial Services — 1.8%
Citigroup Capital XIII, 6.58%
(3 mo. LIBOR US + 6.370%)(c)	7,400,632	199,077,001
Compass Diversified Holdings
Series A, 7.25%	311,754	7,856,201
Series B, 7.88% (3 mo. LIBOR US + 4.985%)(c)	311,754	7,921,669
Series C, 7.88%	360,939	9,203,945
Equitable Holdings Inc.
Series A, 5.25%	2,493,986	65,541,952
Series C, 4.30%	935,395	23,291,335
Voya Financial Inc., Series B, 5.35%
(5 year CMT + 3.210%)(c)	935,395	25,601,761

		338,493,864

Diversified Telecommunication Services — 3.0%
AT&T Inc. 5.35%	4,357,631	114,082,780
5.63%	2,718,411	73,179,624
Series A, 5.00%	3,740,966	98,649,273

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services (continued)
Series C, 4.75%	5,455,509	$137,860,712
Qwest Corp. 6.50%	2,001,711	51,283,836
6.75%	1,351,557	35,302,669
Telephone & Data Systems Inc. 5.88%	381,882	9,745,629
6.63%	227,546	5,759,189
6.88%	440,663	11,241,313
7.00%	587,770	14,911,725

		552,016,750

Electric Utilities — 12.1%
Alabama Power Co., Series A, 5.00%	779,443	20,608,473
Algonquin Power & Utilities Corp. 6.88% (3 mo. LIBOR US + 3.677%)(c)	961,655	25,868,519
Series 19-A, 6.20% (3 mo. LIBOR US + 4.010%)(c)	1,170,594	32,109,393
American Electric Power Co. Inc. 6.13%(a)	1,326,257	64,005,163
6.13%(a)	1,400,412	68,424,130
CMS Energy Corp. 5.63%	668,808	17,710,036
5.88%	2,075,842	56,379,869
5.88%	936,419	25,882,621
Dominion Energy Inc., Series A, 5.25%	2,636,021	67,350,337
DTE Energy Co.
Series B, 5.38%	1,003,276	25,573,505
Series E, 5.25%	1,338,014	34,908,785
Series F, 6.00%	936,419	24,262,616
Series G, 4.38%	769,293	19,332,333
Duke Energy Corp. 5.13%	1,647,554	42,671,649
5.63%	1,647,554	44,220,349
Series A, 5.75%	3,117,476	86,198,211
Entergy Arkansas LLC, 4.88%	1,371,244	34,857,022
Entergy Louisiana LLC, 4.88%	903,086	22,983,539
Entergy Mississippi LLC, 4.90%	869,483	22,215,291
Georgia Power Co., Series 2017, 5.00%	903,086	24,049,180
Interstate Power & Light Co., Series D, 5.10%	623,490	16,466,371
National Rural Utilities Cooperative Finance Corp., Series US, 5.50%	836,228	22,101,506
NextEra Energy Capital Holdings Inc.
Series K, 5.25%	1,878,178	47,630,594
Series N, 5.65%	2,265,346	63,452,341
NextEra Energy Inc. 4.87%(a)	2,471,293	141,876,931
5.28%(a)	4,118,748	204,001,588
6.22%(a)	3,295,008	163,432,397
Pacific Gas & Electric Co., Series A, 6.00%	329,489	9,953,863
PG&E Corp., 5.50%(a)	1,317,999	150,383,686
PPL Capital Funding Inc., Series B, 5.90%	1,505,062	39,026,258
SCE Trust II, 5.10%	735,768	17,665,790
SCE Trust III, Series H, 5.75%
(3 mo. LIBOR US + 2.990%)(c)	919,740	23,444,173
SCE Trust IV, Series J, 5.38%
(3 mo. LIBOR US + 3.132%)(c)	1,087,082	27,405,337
SCE Trust V, Series K, 5.45%
(3 mo. LIBOR US + 3.790%)(c)	1,003,276	25,643,735
SCE Trust VI, 5.00%(b)	1,588,573	38,475,238
Sempra Energy, 5.75%	2,495,970	68,038,539
Southern Co. (The) 5.25%	2,636,021	67,165,815

Security	Shares	Value

Electric Utilities (continued)
5.25%	1,505,062	$39,808,890
Series 2019, 6.75%(a)	2,841,944	144,740,208
Series 2020, 4.95%	3,295,008	86,724,611
Series C, 4.20%	2,471,293	61,411,631

		2,218,460,523

Electronic Equipment, Instruments & Components — 0.3%
II-VI Inc., Series A, 6.00%(a)	179,188	51,684,987

Energy Equipment & Services — 0.1%
Hoegh LNG Partners LP, Series A, 8.75%	523,573	14,031,756
Nabors Industries Ltd., Series A, 6.00%(a)	379,448	5,137,726

		19,169,482

Equity Real Estate Investment Trusts (REITs) — 8.2%
American Finance Trust Inc., Series A, 7.50%	601,563	15,760,951
American Homes 4 Rent
Series D, 6.50%(b)	837,935	21,208,135
Series E, 6.35%	716,918	18,181,040
Series F, 5.88%	483,348	12,489,712
Series G, 5.88%	360,386	9,362,828
Series H, 6.25%	360,386	9,694,383
Armada Hoffler Properties Inc., Series A, 6.75%	465,924	12,346,986
Ashford Hospitality Trust Inc., Series G, 7.38%	27,846	652,153
Boston Properties Inc., Series B, 5.25%	621,930	15,647,759
Braemar Hotels & Resorts Inc., Series b, 5.50%(a)	392,082	8,614,042
Brookfield DTLA Fund Office Trust Investor Inc., Series A, 7.63%	758,369	11,261,780
Brookfield Property REIT Inc., Series A, 6.38%	779,443	19,275,625
Cedar Realty Trust Inc., Series C, 6.50%	392,150	8,952,785
City Office REIT Inc., Series A, 6.63%	349,245	9,083,862
Colony Capital Inc.
Series H, 7.13%	896,426	22,392,721
Series I, 7.15%	1,075,537	27,103,532
Series J, 7.13%	982,109	24,867,000
CorEnergy Infrastructure Trust Inc., Series A, 7.38%	390,453	8,623,194
DiamondRock Hospitality Co., 8.25%	389,033	10,924,047
Digital Realty Trust Inc.
Series C, 6.63%	627,523	15,907,708
Series J, 5.25%	623,490	16,534,955
Series K, 5.85%	654,714	18,181,408
Series L, 5.20%	1,075,537	28,663,061
Diversified Healthcare Trust 5.63%	1,170,594	27,040,721
6.25%(b)	836,228	20,370,514
EPR Properties
Series C, 5.75%(a)	422,865	10,791,515
Series E, 9.00%(a)	268,671	9,913,960
Series G, 5.75%	467,538	11,781,958
Equity Commonwealth, Series D, 6.50%(a)(b)	383,018	12,026,765
Farmland Partners Inc., Series B, 6.00%(d)	454,606	11,783,388
Federal Realty Investment Trust, Series C, 5.00%(b)	467,538	12,338,328
Gladstone Investment Corp., 5.00%	345,599	8,937,190
Gladstone Land Corp., Series B, 6.00%	464,290	11,867,252
Global Net Lease Inc., Series A, 7.25%	529,985	14,129,400
Hersha Hospitality Trust
Series D, 6.50%	603,000	14,646,870
Series E, 6.50%	311,988	7,578,189
iStar Inc.
Series D, 8.00%	305,802	7,846,879
Series I, 7.50%	382,949	9,895,402

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2021	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Kimco Realty Corp.
Series L, 5.13%	701,428	$18,440,542
Series M, 5.25%	763,860	20,112,434
Lexington Realty Trust, Series C, 6.50%(a)(b)	151,644	8,540,590
Monmouth Real Estate Investment Corp., Series C, 6.13%	1,714,013	43,570,210
National Retail Properties Inc., Series F, 5.20%	1,075,537	27,533,747
National Storage Affiliates Trust, Series A, 6.00%	680,586	17,981,082
Office Properties Income Trust 5.88%	1,036,879	26,098,244
6.38%	541,995	14,563,406
Pebblebrook Hotel Trust
Series C, 6.50%	389,517	9,780,772
Series D, 6.38%	389,526	9,601,816
Series E, 6.38%(b)	345,007	8,497,522
Series F, 6.30%	468,592	11,363,356
Pennsylvania REIT
Series C, 7.20%(b)	537,807	4,764,970
Series D, 6.88%	389,523	3,447,279
PS Business Parks Inc.
Series W, 5.20%	591,414	15,364,936
Series X, 5.25%	664,172	17,328,247
Series Y, 5.20%	623,490	16,397,787
Series Z, 4.88%	1,013,038	26,865,768
Public Storage
Series C, 5.13%	623,490	15,967,579
Series D, 4.95%	1,013,038	25,569,079
Series E, 4.90%	1,091,053	28,192,810
Series F, 5.15%	872,871	22,685,917
Series G, 5.05%	935,395	24,582,181
Series H, 5.60%	888,386	24,688,247
Series I, 4.88%	985,822	26,400,313
Series J, 4.70%	806,634	21,625,858
Series K, 4.75%(b)	716,918	19,672,230
Series L, 4.63%	1,761,257	47,307,363
Series M, 4.13%	716,918	18,503,654
Series N, 3.88%(b)	880,616	22,024,206
Series O, 3.90%	525,248	13,672,205
QTS Realty Trust Inc.
Series A, 7.13%(b)	335,061	9,368,306
Series B, 6.50%(a)	246,356	34,615,482
Ready Capital Corp. 5.75%(b)	625,378	16,291,097
6.20%	319,650	8,384,420
7.00%(a)	225,386	5,986,252
RLJ Lodging Trust, Series A, 1.95%(a)	1,003,664	27,861,713
Saul Centers Inc., Series E, 6.00%	342,809	8,878,753
SITE Centers Corp.
Series A, 6.38%	54,029	1,393,948
Series K, 6.25%	467,538	11,856,764
SL Green Realty Corp., Series I, 6.50%	716,918	18,510,823
Spirit Realty Capital Inc., Series A, 6.00%	537,807	14,171,214
Summit Hotel Properties Inc., Series E, 6.25%	498,761	12,244,583
Sunstone Hotel Investors Inc., Series E, 6.95%	360,428	9,118,828
UMH Properties Inc.
Series C, 6.75%	770,457	19,739,108
Series D, 6.38%	559,332	13,983,300
Urstadt Biddle Properties Inc.
Series H, 6.25%	335,703	8,459,716
Series K, 5.88%	321,632	7,963,608

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
VEREIT Inc., Series F, 6.70%	1,157,806	$29,188,289
Vornado Realty Trust
Series K, 5.70%	934,891	23,596,649
Series L, 5.40%	934,891	23,699,487
Series M, 5.25%	995,750	25,262,177
Series N, 5.25%	934,891	23,970,605
Washington Prime Group Inc., Series H, 7.50%(b)	311,754	1,421,598

		1,503,789,068

Food Products — 1.1%
CHS Inc. 8.00%	956,329	28,862,009
Series 1, 7.88%	1,672,534	48,051,902
Series 2, 7.10% (3 mo. LIBOR US + 4.298%)(c)	1,309,505	36,155,433
Series 3, 6.75% (3 mo. LIBOR US + 4.155%)(b)(c)	1,535,330	42,405,815
Series 4, 7.50%	1,613,345	46,448,202

		201,923,361

Gas Utilities — 0.3%
Entergy New Orleans LLC, 5.50%	367,993	9,332,302
South Jersey Industries Inc. 5.63%	391,700	9,996,184
7.25%(a)	281,762	10,847,837
Spire Inc., Series A, 5.90%	779,443	21,387,916

		51,564,239

Health Care Equipment & Supplies — 3.3%
Becton Dickinson and Co., Series B, 6.00%(a)	2,688,882	144,446,741
Boston Scientific Corp., Series A, 5.50%(a)	784,163	84,109,324
Danaher Corp.
Series A, 4.75%(a)	128,175	196,121,849
Series B, 5.00%(a)(b)	134,025	173,589,180

		598,267,094

Health Care Technology — 0.1%
Change Healthcare Inc., 6.00%(a)	254,866	19,071,623

Household Products — 0.1%
Energizer Holdings Inc., Series A, 7.50%(a)	168,049	15,860,465

Independent Power and Renewable Electricity Producers — 0.1%
Brookfield Renewable Partners LP, Series 17, 5.25%	623,502	16,254,697

Industrial Conglomerates — 0.1%
Steel Partners Holdings LP, Series A, 6.00%	496,286	9,950,534

Insurance — 10.7%
AEGON Funding Co. LLC, 5.10%	3,047,891	79,092,771
Aegon NV, Series 1, 4.00%
(3 mo. LIBOR US + 0.875%)(b)(c)	836,228	21,148,206
Allstate Corp. (The) 5.10% (3 mo. LIBOR US + 3.165%)(c)	1,647,554	43,248,293
Series G, 5.63%	1,792,480	48,863,005
Series H, 5.10%	3,585,013	96,831,201
Series I, 4.75%	935,395	24,797,321
American Equity Investment Life Holding Co.
Series A, 5.95% (5 year CMT + 4.322%)(c)	1,192,071	31,291,864
Series B, 6.63% (5 year CMT + 6.297%)(c)	894,035	24,299,871
American Financial Group Inc./OH 4.50%	668,808	17,730,100
5.13%	668,808	17,890,614
5.63%	501,786	13,874,383
5.88%	417,979	11,473,524
American International Group Inc., Series A, 5.85%	1,558,885	43,025,226

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Arch Capital Group Ltd.
Series E, 5.25%	1,402,933	$35,943,143
Series F, 5.45%(b)	1,028,823	26,996,316
Argo Group International Holdings Ltd., 7.00%
(5 year CMT + 6.712%)(c)	467,538	12,674,955
Argo Group U.S. Inc., 6.50%	281,762	7,210,290
Aspen Insurance Holdings Ltd. 5.63%	779,443	20,772,156
5.63%	779,443	20,429,201
5.95% (3 mo. LIBOR US + 4.060%)(c)	857,380	22,934,915
Assurant Inc., 5.25%	840,167	21,609,095
Assured Guaranty Municipal Holdings Inc. 5.60%	206,224	5,359,762
6.25%	449,792	11,896,998
6.88%	206,224	5,502,056
Athene Holding Ltd.
Series A, 6.35% (3 mo. LIBOR US + 4.253%)(c)	2,690,510	77,217,637
Series B, 5.63%	1,075,537	28,265,112
Series C, 6.38% (5 year CMT + 5.970%)(c)	1,870,470	52,560,207
Series D, 4.88%(b)	1,792,480	45,260,120
Axis Capital Holdings Ltd., Series E, 5.50%	1,714,543	44,029,464
Brighthouse Financial Inc. 6.25%	1,254,130	34,012,006
Series A, 6.60%	1,324,918	36,395,497
Series B, 6.75%	1,254,751	35,007,553
Series C, 5.38%	1,792,480	47,679,968
CNO Financial Group Inc., 5.13%	501,786	12,645,007
Enstar Group Ltd.
Series D, 7.00% (3 mo. LIBOR US + 4.015%)(c)	1,246,980	35,863,145
Series E, 7.00%	344,469	9,483,232
Global Indemnity Group LLC, 7.88%	406,873	10,635,660
Globe Life Inc., 6.13%	1,003,276	25,583,538
Hartford Financial Services Group Inc. (The) 7.88% (3 mo. LIBOR US + 5.596%)(c)	1,977,010	53,062,948
Series G, 6.00%	1,075,537	29,964,461
Maiden Holdings Ltd. 6.63%	215,751	4,658,064
Series A, 8.25%	469,442	6,412,578
Series C, 7.13%	516,724	6,650,238
Series D, 6.70%	467,538	6,143,449
Maiden Holdings North America Ltd., 7.75%	298,778	7,009,332
MetLife Inc.
Series A, 4.00% (3 mo. LIBOR US + 1.000%)(c)	1,870,448	47,696,424
Series E, 5.63%	2,509,476	68,558,884
Series F, 4.75%	3,117,476	82,488,415
PartnerRe Ltd.
Series G, 6.50%	500,002	12,695,051
Series H, 7.25%	916,182	23,151,919
Series I, 5.88%	570,659	14,631,697
Series J, 4.88%	621,335	16,558,578
Prudential Financial Inc. 4.13%	1,672,379	42,361,360
5.63%	1,861,661	51,195,678
Prudential PLC 6.50%	1,003,276	27,088,452
6.75%	836,228	23,130,066
Reinsurance Group of America Inc. 5.75% (3 mo. LIBOR US + 4.040%)(c)	1,338,014	37,651,714
6.20% (3 mo. LIBOR US + 4.370%)(c)	1,338,014	35,952,436

Security	Shares	Value

Insurance (continued)
RenaissanceRe Holdings Ltd.
Series E, 5.38%	857,380	$21,743,157
Series F, 5.75%	767,750	20,798,348
Selective Insurance Group Inc., Series B, 4.60%	623,490	15,556,076
Unum Group, 6.25%	1,003,276	26,767,404
W R Berkley Corp. 4.13%	1,003,040	25,055,939
4.25%	836,228	21,298,727
WR Berkley Corp. 5.10%	1,003,276	26,576,781
5.70%	618,825	16,553,569
5.75%	969,944	24,558,982

		1,955,504,139

Internet & Direct Marketing Retail — 0.9%
Qurate Retail Inc., 8.00%	973,877	98,994,597
QVC Inc. 6.25%	1,650,388	41,342,220
6.38%	752,640	19,124,582

		159,461,399

IT Services — 0.3%
Sabre Corp., 6.50%(a)	260,383	48,876,493

Leisure Products — 0.2%
Brunswick Corp./DE 6.38%	450,449	12,445,906
6.50%	362,232	9,725,929
6.63%	244,581	6,689,290

		28,861,125

Life Sciences Tools & Services — 0.8%
Avantor Inc., Series A, 6.25%(a)	1,613,345	145,636,653

Machinery — 1.4%
Babcock & Wilcox Enterprises Inc., 8.13%	491,573	13,021,769
Colfax Corp., 5.75%(a)	371,873	66,996,639
Fortive Corp., Series A, 5.00%(a)	109,239	108,753,979
Stanley Black & Decker Inc., 5.25%(a)	617,793	72,887,218

		261,659,605

Marine — 0.5%
Altera Infrastructure LP
Series A, 7.25%	467,538	9,972,586
Series B, 8.50%	407,863	9,503,208
Series E, 8.88% (3 mo. LIBOR US + 6.407%)(c)	376,212	8,596,444
Atlas Corp.
Series D, 7.95%	399,619	10,330,151
Series E, 8.25%	422,377	10,973,354
Series G, 8.20%	608,077	15,840,406
Series H, 7.88%	703,521	18,256,370
Series I, 8.00% (3 mo. LIBOR US + 5.008%)(c)	468,105	12,306,480

		95,778,999

Media — 0.1%
Liberty Broadband Corp., Series A, 7.00%	561,247	15,013,357

Metals & Mining — 1.2%
ArcelorMittal SA, 5.50%(a)	3,098,875	213,357,544
Hillman Group Capital Trust, 11.60%	206,430	5,282,543

		218,640,087

Mortgage Real Estate Investment — 3.4%
ACRES Commercial Realty Corp., 8.63%
(3 mo. LIBOR US + 5.927%)(b)(c)	315,561	7,848,002

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2021	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment (continued)
AG Mortgage Investment Trust Inc., Series B, 8.00%	324,436	$7,851,351
AGNC Investment Corp.
Series C, 7.00% (3 mo. LIBOR US + 5.111%)(c)	938,573	23,802,211
Series D, 6.88% (3 mo. LIBOR US + 4.332%)(c)	732,729	18,750,535
Series E, 6.50% (3 mo. LIBOR US + 4.993%)(c)	1,254,751	30,904,517
Series F, 6.13% (3 mo. LIBOR US + 4.697%)(c)	1,792,480	42,410,077
Annaly Capital Management Inc.
Series F, 6.95% (3 mo. LIBOR US + 4.993%)(c)	2,244,605	56,115,125
Series G, 6.50% (3 mo. LIBOR US + 4.172%)(c)	1,324,918	32,857,966
Series I, 6.75% (3 mo. LIBOR US + 4.989%)(c)	1,379,402	34,995,429
ARMOUR Residential REIT Inc., Series C, 7.00%	414,969	10,187,489
Capstead Mortgage Corp., Series E, 7.50%	797,728	20,030,950
Chimera Investment Corp.
Series A, 8.00%(b)	452,047	11,617,608
Series B, 8.00% (3 mo. LIBOR US + 5.791%)(c)	1,013,038	24,687,736
Series C, 7.75% (3 mo. LIBOR US + 4.743%)(c)	810,666	19,366,811
Series D, 8.00% (3 mo. LIBOR US + 5.379%)(c)	623,490	15,157,042
Dynex Capital Inc., Series C, 6.90%
(3 mo. LIBOR US + 5.461%)(c)	347,694	8,883,582
Ellington Financial Inc., 6.75%
(3 mo. LIBOR US + 5.196%)(c)	358,622	9,252,448
Great Ajax Corp., 7.25%(a)	226,694	5,694,553
Invesco Mortgage Capital Inc.
Series A, 7.75%	438,366	10,639,143
Series B, 7.75% (3 mo. LIBOR US + 5.180%)(c)	483,098	11,855,225
Series C, 7.50% (3 mo. LIBOR US + 5.289%)(c)	895,969	21,565,974
MFA Financial Inc.
Series B, 7.50%	623,490	15,325,384
Series C, 6.50% (3 mo. LIBOR US + 5.345%)(c)	857,380	19,299,624
New Residential Investment Corp.
Series A, 7.50% (3 mo. LIBOR US + 5.802%)(c)	484,115	12,267,474
Series B, 7.13% (3 mo. LIBOR US + 5.640%)(c)	880,616	21,804,052
Series C, 6.38% (3 mo. LIBOR US + 4.969%)(c)	1,254,751	28,231,897
New York Mortgage Trust Inc.
Series D, 8.00% (3 mo. LIBOR US + 5.695%)(c)	468,287	11,608,835
Series E, 7.88% (3 mo. LIBOR US + 6.429%)(c)	565,826	13,811,813
PennyMac Mortgage Investment Trust
Series A, 8.13% (3 mo. LIBOR US + 5.831%)(c)	375,210	9,781,725
Series B, 8.00% (3 mo. LIBOR US + 5.990%)(c)	593,698	15,406,463
Two Harbors Investment Corp.
Series A, 8.13% (3 mo. LIBOR US + 5.660%)(c)	450,183	11,902,838
Series B, 7.63% (3 mo. LIBOR US + 5.352%)(c)	896,426	23,020,220
Series C, 7.25% (3 mo. LIBOR US + 5.011%)(c)	919,585	22,833,295

		629,767,394

Multiline Retail — 0.1%
Dillard’s Capital Trust I, 7.50%	391,700	9,929,595
Franchise Group Inc., Series A, 7.50%	353,888	8,967,522

		18,897,117

Multi-Utilities — 2.2%
Brookfield Infrastructure Partners LP
Series 13, 5.13%	623,490	15,948,874
Series 14, 5.00%	623,490	15,730,653
CenterPoint Energy Inc., Series B, 7.00%(a)	1,523,654	63,490,662
Dominion Energy Inc., Series A, 7.25%(a)	1,326,257	131,087,242
DTE Energy Co., 6.25%(a)	1,894,596	94,142,475
NiSource Inc., Series B, 6.50%
(5 year CMT + 3.632%)(c)	1,558,885	43,446,125
Sempra Energy, Series B, 6.75%(a)	448,014	46,889,145

		410,735,176

Security	Shares	Value

Oil, Gas & Consumable Fuels — 1.9%
DCP Midstream LP
Series B, 7.88% (3 mo. LIBOR US + 4.919%)(c)	502,794	$12,363,704
Series C, 7.95% (3 mo. LIBOR US + 4.882%)(c)	345,007	8,273,268
El Paso Energy Capital Trust I, 4.75%(a)	369,327	18,514,362
Enbridge Inc., Series B, 6.38%
(3 mo. LIBOR US + 3.593%)(c)	1,977,010	52,113,984
Energy Transfer Operating LP
Series C, 7.38% (3 mo. LIBOR US + 4.530%)(c)	1,402,933	32,688,339
Series D, 7.63% (3 mo. LIBOR US + 4.738%)(c)	1,387,147	33,222,171
Series E, 7.60% (3 mo. LIBOR US + 5.161%)(c)	2,493,986	59,631,205
Golar LNG Partners LP, Series A, 8.75%	430,197	11,107,687
NGL Energy Partners LP, Series B, 9.00%
(3 mo. LIBOR US + 7.213%)(c)	980,946	15,155,616
NuStar Energy LP
Series A, 8.50% (3 mo. LIBOR US + 6.766%)(c)	706,018	16,887,951
Series B, 7.63% (3 mo. LIBOR US + 5.643%)(c)	1,200,266	25,061,554
Series C, 9.00% (3 mo. LIBOR US + 6.88%)(c)	537,807	13,353,748
NuStar Logistics LP, 6.98%
(3 mo. LIBOR US + 6.734%)(c)	1,346,302	33,186,344
Teekay LNG Partners LP 9.00%	390,075	10,013,225
Series B, 8.50% (3 mo. LIBOR US + 6.241%)(c)	530,060	13,845,167

		355,418,325

Pharmaceuticals — 0.2%
Elanco Animal Health Inc., 5.00%(a)	919,740	42,197,671

Real Estate Management & Development — 0.3%
Brookfield Property Partners LP
Series A, 5.75%	896,426	22,258,258
Series A-1, 6.50%	573,526	14,854,323
Series A2, 6.38%	779,443	20,039,480

		57,152,061

Road & Rail — 0.1%
GATX Corp., 5.63%(b)	501,786	12,890,882

Semiconductors & Semiconductor Equipment — 2.5%
Broadcom Inc., Series A, 8.00%(a)	310,693	458,113,722

Software — 0.1%
Tennessee Valley Authority
Series A, 2.22% (30 Year CMT + 0.840%)(c)	454,664	11,489,360
Series D, 2.13% (30 Year CMT + 0.940%)(c)	536,677	14,157,539

		25,646,899

Specialty Retail — 0.1%
TravelCenters of America Inc. 8.00%	235,219	6,158,033
8.00%	311,754	7,990,255
8.25%	343,641	8,965,594

		23,113,882

Thrifts & Mortgage Finance — 0.6%
Federal Agricultural Mortgage Corp.
Series D, 5.70%	312,566	8,389,272
Series F, 5.25%(b)	374,105	9,816,515
Merchants Bancorp./IN
Series B, 6.00% (3 mo. LIBOR US + 4.569%)(c)	389,523	10,213,293
Series C, 6.00%	465,989	11,892,039
New York Community Bancorp Inc., Series A, 6.38% (3 mo. LIBOR US + 3.821%)(c)	1,605,599	45,599,012
New York Community Capital Trust V, 6.00%(a)	141,885	7,094,250

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Preferred and Income Securities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Washington Federal Inc., Series A, 4.88%	939,725	$23,953,590

		116,957,971

Trading Companies & Distributors — 0.7%
Air Lease Corp., Series A, 6.15%
(3 mo. LIBOR US + 3.65%)(c)	779,443	20,421,407
Fortress Transportation and Infrastructure
Investors LLC 1.00%	299,076	7,883,643
Series B, 8.00% (3 mo. LIBOR US + 6.447%)(c)	358,619	8,990,578
Triton International Ltd. 6.88%	460,650	12,128,915
7.38%	545,500	14,695,770
8.00%	448,014	12,392,067
WESCO International Inc., Series A, 10.63%
(5 year CMT + 10.325%)(c)	1,659,265	51,072,177

		127,584,557

Water Utilities — 0.3%
Essential Utilities Inc., 6.00%(a)	798,289	45,654,148

Wireless Telecommunication Services — 0.7%
Telephone & Data Systems Inc., Series UU, 6.63%	1,242,646	33,017,104
U.S. Cellular Corp., 6.95%	669,758	16,924,785
United States Cellular Corp. 5.50%	1,023,898	26,088,921
6.25%	1,023,898	26,733,977
7.25%	538,698	13,726,025
7.25%	587,770	14,952,869

		131,443,681

Total Preferred Stocks — 99.5% (Cost: $17,544,299,942)		18,262,913,726

Security	Shares	Value

Short-Term Investments

Money Market Funds — 2.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(e)(f)(g)	19,881,361	$19,893,290
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	407,290,000	407,290,000

		427,183,290

Total Short-Term Investments — 2.3% (Cost: $427,165,266)		427,183,290

Total Investments in Securities — 101.8% (Cost: $17,971,465,208)		18,690,097,016

Other Assets, Less Liabilities — (1.8)%		(325,756,744)

Net Assets — 100.0%		$18,364,340,272

(a)	Convertible preferred stock.
(b)	All or a portion of this security is on loan.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$45,411,100	$—		$(25,567,333	)(a)	$39,835	$9,688	$19,893,290	19,881,361	$2,648,309	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	337,987,000	69,303,000	(a)	—		—	—	407,290,000	407,290,000	229,527		—
PennyMac Mortgage Investment Trust
Series A, 8.13%(c)	6,166,552	768,587		(615,122)		(209,147)	3,612,388	N/A	N/A	721,085		—
Series B, 8.00%(c)	9,998,647	3,281,508		(3,232,609)		(186,974)	5,164,274	N/A	N/A	1,201,541		—

						$(356,286)	$8,786,350	$427,183,290		$4,800,462		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer an affiliate.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2021	iShares® Preferred and Income Securities ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Preferred Stocks	$18,221,735,694	$41,178,032	$—	$18,262,913,726
Money Market Funds	427,183,290	—	—	427,183,290

	$18,648,918,984	$41,178,032	$—	$18,690,097,016

See notes to financial statements.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2021

	iShares International Preferred Stock ETF	iShares Preferred and Income Securities ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$61,516,465	$18,262,913,726
Affiliated(c)	325,730	427,183,290
Cash	4,264	262,924
Foreign currency, at value(d)	212,722	—
Receivables:
Investments sold	6,045,438	51,976,889
Securities lending income — Affiliated	64	104,134
Capital shares sold	85,371	5,298,693
Dividends	143,368	48,023,321

Total assets	68,333,422	18,795,762,977

LIABILITIES
Collateral on securities loaned, at value	274,730	19,812,476
Payables:
Investments purchased	5,941,555	404,297,041
Capital shares redeemed	—	455,785
Investment advisory fees	33,126	6,857,403

Total liabilities	6,249,411	431,422,705

NET ASSETS	$62,084,011	$18,364,340,272

NET ASSETS CONSIST OF:
Paid-in capital	$80,806,975	$19,393,263,087
Accumulated loss	(18,722,964)	(1,028,922,815)

NET ASSETS	$62,084,011	$18,364,340,272

Shares outstanding	3,750,000	479,800,000

Net asset value	$16.56	$38.27

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$263,188	$19,306,859
(b) Investments, at cost — Unaffiliated	$58,854,269	$17,544,299,942
(c) Investments, at cost — Affiliated	$325,730	$427,165,266
(d) Foreign currency, at cost	$212,178	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statements of Operations

Year Ended March 31, 2021

	iShares International Preferred Stock ETF	iShares Preferred and Income Securities ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$2,196,804	$919,652,497
Dividends — Affiliated	35	2,152,153
Securities lending income — Affiliated — net	81	2,648,309
Foreign taxes withheld	(279,705)	(271,298)

Total investment income	1,917,215	924,181,661

EXPENSES
Investment advisory fees	218,824	78,580,680
Miscellaneous	437	437

Total expenses	219,261	78,581,117

Net investment income	1,697,954	845,600,544

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(4,824,761)	(213,415,881)
Investments — Affiliated	—	(427,557)
In-kind redemptions — Unaffiliated	2,870,461	146,014,446
In-kind redemptions — Affiliated	—	71,271
Foreign currency transactions	26,451	—

Net realized loss	(1,927,849)	(67,757,721)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	17,561,857	3,083,450,607
Investments — Affiliated	—	8,786,350
Foreign currency translations	2,459	—

Net change in unrealized appreciation (depreciation)	17,564,316	3,092,236,957

Net realized and unrealized gain	15,636,467	3,024,479,236

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,334,421	$3,870,079,780

See notes to financial statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares International Preferred Stock ETF		iShares Preferred and Income Securities ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,697,954	$1,947,155	$845,600,544	$845,594,729
Net realized loss	(1,927,849)	(4,480,217)	(67,757,721)	(307,804,251)
Net change in unrealized appreciation (depreciation)	17,564,316	(8,616,693)	3,092,236,957	(2,073,292,301)

Net increase (decrease) in net assets resulting from operations	17,334,421	(11,149,755)	3,870,079,780	(1,535,501,823)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,627,229)	(1,956,318)	(841,924,673)	(858,114,416)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	19,213,360	(3,932,863)	1,519,553,910	1,839,526,581

NET ASSETS
Total increase (decrease) in net assets	34,920,552	(17,038,936)	4,547,709,017	(554,089,658)
Beginning of year	27,163,459	44,202,395	13,816,631,255	14,370,720,913

End of year	$62,084,011	$27,163,459	$18,364,340,272	$13,816,631,255

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Financial Highlights

(For a share outstanding throughout each period)

	iShares International Preferred Stock ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$10.65	$15.51	$18.18	$17.10	$15.97

Net investment income(a)	0.61	0.67	0.68	0.69	0.74
Net realized and unrealized gain (loss)(b)	5.91	(4.87)	(2.60)	1.03	1.17

Net increase (decrease) from investment operations	6.52	(4.20)	(1.92)	1.72	1.91

Distributions(c)
From net investment income	(0.61)	(0.66)	(0.75)	(0.64)	(0.78)

Total distributions	(0.61)	(0.66)	(0.75)	(0.64)	(0.78)

Net asset value, end of year	$16.56	$10.65	$15.51	$18.18	$17.10

Total Return
Based on net asset value	62.76%	(28.16)%	(10.89)%	10.16%	12.35%

Ratios to Average Net Assets
Total expenses	0.55%	0.55%	0.55%	0.55%	0.55%

Net investment income	4.27%	4.52%	3.96%	3.78%	4.55%

Supplemental Data
Net assets, end of year (000)	$62,084	$27,163	$44,202	$92,728	$62,419

Portfolio turnover rate(d)	68%	54%	34%	15%	40%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Preferred and Income Securities ETF
	Year Ended 03/31/21	Year Ended 03/31/20		Year Ended 03/31/19		Year Ended 03/31/18		Year Ended 03/31/17

Net asset value, beginning of year	$31.50	$36.47		$37.54		$38.73		$38.93

Net investment income(a)	1.81	1.93		2.10		2.14		2.17
Net realized and unrealized gain (loss)(b)	6.78	(4.93)		(1.02)		(1.22)		(0.18)

Net increase (decrease) from investment operations	8.59	(3.00)		1.08		0.92		1.99

Distributions(c)
From net investment income	(1.82)	(1.97)		(2.15)		(2.11)		(2.19)

Total distributions	(1.82)	(1.97)		(2.15)		(2.11)		(2.19)

Net asset value, end of year	$38.27	$31.50		$36.47		$37.54		$38.73

Total Return
Based on net asset value	27.88%	(8.90)%		3.01%		2.41%		5.26%

Ratios to Average Net Assets
Total expenses	0.46%	0.46	%(d)	0.46	%(d)	0.47	%(d)	0.47%

Net investment income	4.97%	5.25%		5.73%		5.55%		5.59%

Supplemental Data
Net assets, end of year (000)	$18,364,340	$13,816,631		$14,370,721		$16,622,879		$17,272,398

Portfolio turnover rate(e)	28%	46%		28%		22%		23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
International Preferred Stock	Non-diversified
Preferred and Income Securities	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statement of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the statement of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statement of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements   (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA as of March 31, 2021:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
International Preferred Stock
Barclays Capital Inc.	$233,592	$233,592		$—	$—
Goldman Sachs & Co.	29,594	29,594		—	—
UBS AG	2	2		—	—

	$263,188	$263,188		$—	$—

Preferred and Income Securities
Barclays Capital Inc.	$2,011,332	$2,011,332		$—	$—
BMO Capital Markets	32,923	32,923		—	—
BNP Paribas Securities Corp.	3,238,000	3,238,000		—	—
BofA Securities, Inc.	321,540	321,540		—	—
Citigroup Global Markets Inc.	1,659,552	1,659,552		—	—
Deutsche Bank Securities Inc.	477,886	477,886		—	—
Goldman Sachs & Co.	27,593	27,593		—	—
Jefferies LLC	5,571,311	5,571,311		—	—
JPMorgan Securities LLC	22,606	22,606		—	—
Morgan Stanley & Co. LLC	1,663,962	1,663,962		—	—
National Financial Services LLC	1,031,404	1,031,404		—	—
Nomura Securities International Inc.	272,580	272,580		—	—
UBS Securities LLC	65,650	65,650		—	—
Virtu Americas LLC	1,944,250	1,944,250		—	—
Wells Fargo Securities LLC	966,270	966,270		—	—

	$19,306,859	$19,306,859		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares International Preferred Stock ETF, BFA is entitled to an annual investment advisory fee of 0.55%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to the iShares Preferred and Income Securities ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $46 billion	0.4800%
Over $46 billion, up to and including $81 billion	0.4560
Over $81 billion, up to and including $111 billion	0.4332
Over $111 billion, up to and including $141 billion	0.4116
Over $141 billion	0.3910

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the iShares International Preferred Stock ETF.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the iShares Preferred and Income Securities ETF (the “Group 1 Fund”), retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, the iShares International Preferred Stock ETF (the “Group 2 Fund”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) the Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, the Group 1 Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. The Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) the Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended March 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
International Preferred Stock	$25
Preferred and Income Securities	884,025

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended March 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
International Preferred Stock	$27,245,645	$26,657,596
Preferred and Income Securities	5,192,670,676	4,679,771,071

For the year ended March 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
International Preferred Stock	$34,082,878	$15,067,223
Preferred and Income Securities	3,934,021,900	2,453,706,558

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
International Preferred Stock	$1,962,403	$(1,962,403)
Preferred and Income Securities	163,152,980	(163,152,980)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/21	Year Ended 03/31/20
International Preferred Stock
Ordinary income	$1,627,229	$1,956,318

Preferred and Income Securities
Ordinary income	$841,924,673	$858,114,416

As of March 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
International Preferred Stock	$204,272	$(20,714,596)	$1,787,360		$(18,722,964)
Preferred and Income Securities	17,040,376	(1,737,916,306)	691,953,115		(1,028,922,815)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the classification of investments, the timing and recognition of partnership income, dividends deemed recognized for tax purposes and amortization methods for premiums and discounts on fixed income securities.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of March 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Preferred Stock	$60,055,067	$2,106,085	$(318,957)	$1,787,128
Preferred and Income Securities	17,969,820,312	946,332,873	(226,056,169)	720,276,704

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the schedule of investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/21		Year Ended 03/31/20
iShares ETF	Shares	Amount	Shares	Amount

International Preferred Stock
Shares sold	2,150,000	$34,382,063	850,000	$12,793,333
Shares redeemed	(950,000)	(15,168,703)	(1,150,000)	(16,726,196)

Net increase (decrease)	1,200,000	$19,213,360	(300,000)	$(3,932,863)

Preferred and Income Securities
Shares sold	111,400,000	$4,090,195,407	95,600,000	$3,542,154,547
Shares redeemed	(70,200,000)	(2,570,641,497)	(51,050,000)	(1,702,627,966)

Net increase	41,200,000	$1,519,553,910	44,550,000	$1,839,526,581

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares International Preferred Stock ETF and iShares Preferred and Income Securities ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares International Preferred Stock ETF and iShares Preferred and Income Securities ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	33

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended March 31, 2021 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Preferred and Income Securities	59.47%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Dividend Income
International Preferred Stock	$2,068,849
Preferred and Income Securities	528,131,395

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Business Income
Preferred and Income Securities	$64,351,695

For the fiscal year ended March 31, 2021, the iShares International Preferred Stock ETF earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
International Preferred Stock	$2,196,804	$262,021

For the fiscal year ended March 31, 2021, the hereby designates the following maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Preferred and Income Securities	$222,784,834

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares International Preferred Stock ETF and iShares Preferred and Income Securities ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 2, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and closures in certain countries and the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a Fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following enhancements to the Program: (1) certain single country emerging market ETFs were added to a $300 million credit agreement with State Street Bank and Trust Company; and (2) certain updates were made to the RATS and HLIM calculation methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	35

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
International Preferred Stock(a)	$0.595317	$—	$0.013602	$0.608919	98%	—%	2%	100%
Preferred and Income Securities(a)	1.690607	—	0.130989	1.821596	93	—	7	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares Preferred and Income Securities ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)  (continued)

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020 is USD 1.51 million. This figure is comprised of fixed remuneration of USD 703.62 thousand and variable remuneration of USD 807.37 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 246.14 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 19.87 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	37

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 376 funds as of March 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	39

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

CMT	Constant Maturity Treasury

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	41

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by ICE Data Indices, LLC or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-309-0321

MARCH 31, 2021

2021 Annual Report

iShares Trust

•	iShares Core S&P 500 ETF | IVV | NYSE Arca
•	iShares Core S&P Mid-Cap ETF | IJH | NYSE Arca
•	iShares Core S&P Small-Cap ETF | IJR | NYSE Arca
•	iShares Core S&P Total U.S. Stock Market ETF | ITOT | NYSE Arca
•	iShares Core S&P U.S. Growth ETF | IUSG | NASDAQ
•	iShares Core S&P U.S. Value ETF | IUSV | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2021 reflected a remarkable period of disruption and adaptation, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world instituted economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

As April 2020 began, stocks were near their lowest point since the beginning of the pandemic. However, a steady recovery began, as businesses started re-opening and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following the implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) was near all-time lows as the period began, reflecting a reduced investor appetite for risk. However, inflation concerns from a rapidly expanding economy raised yields late in the reporting period, leading to a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to positive returns for corporate bonds, particularly high-yield corporates, which gained substantially.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. In early 2021, President Biden signed one of the largest economic rescue packages in U.S. history, which should provide a solid tailwind for economic growth. In our view, inflation is likely to increase somewhat as the expansion continues, but moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion due to the change in Fed policy.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are neutral overall on credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.
Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2021
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.07%	56.35%

U.S. small cap equities (Russell 2000® Index)	48.05	94.85

International equities (MSCI Europe, Australasia, Far East Index)	20.08	44.57

Emerging market equities (MSCI Emerging Markets Index)	22.43	58.39

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.12

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.88)	(8.23)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.73)	0.71

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.46	5.29

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.35	23.65

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2021 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 62.53%. The reporting period began near the height of uncertainty surrounding the coronavirus pandemic, which drove equity prices to a multi-year low. However, stocks began to recover as the federal government took measures to adapt to the economic and public health impact of the novel coronavirus. Optimism about the growth outlook for the economy led to further advances, and stocks moved past pre-pandemic prices to reach all-time highs near the end of the reporting period.

The pandemic’s initial economic consequences were swift and far-reaching. Restrictions imposed to slow the virus’ spread resulted in extensive job losses, and the unemployment rate rose quickly, reaching 14.8% in April 2020. Consumer spending, an important engine of economic growth, decreased sharply as people spent more time at home. These disruptions led to a substantial economic contraction. The U.S. economy declined by an annualized 31.4% in the second quarter of 2020, the largest decline on record.

However, unprecedented fiscal stimulus began to reverse the downward economic momentum. Individuals began to receive direct payments in April 2020 as part of the U.S. $2.2 trillion CARES Act, and payments to support businesses that kept employees on payroll helped to stabilize the economy. Unemployment began to decline, decreasing each month between April 2020 and November 2020, while still remaining elevated compared to pre-pandemic levels. Equity prices rose in response to the improving economic outlook.

The U.S. Federal Reserve (“Fed”) also responded to the pandemic, maintaining short-term interest rates near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities. The Fed later widened its program to include directly purchasing corporate bonds for the first time, including high-yield bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy.

Fiscal and monetary stimulus, along with partial reopenings in many states, helped the economy rebound sharply in the second half of 2020. Economic growth picked up in the third quarter of 2020, with an annualized gain of 33.4%, as some previously shut-down parts of the economy resumed functioning. Growth moderated in the fourth quarter of 2020, rising by an annualized 4.3%.

In addition to the growing economy, stocks were boosted by the November 2020 news that several vaccines under development showed high effectiveness rates. Stocks also benefited from the results of the election in November 2020, which led to a change of administrations but made wide-reaching reforms less likely due to slim majorities in the U.S. Congress. Additional stimulus packages signed in December 2020 and March 2021 propelled further strong gains in equities, and many U.S. stock indexes touched all-time highs near the end of the reporting period.

Rising household wealth amid higher asset prices and the return to economic growth led analysts to expect that high savings and pent-up consumer demand will drive increased spending as the pandemic wanes. However, this also raised investors’ inflation expectations near the end of the reporting period. Additionally, the unequal nature of the recovery highlighted the difficulty many individuals still face, as total unemployment remained well below pre-pandemic levels, and 30% of Americans reported lower incomes as of February 2021.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Core S&P 500 ETF

Investment Objective

The iShares Core S&P 500 ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities, as represented by the S&P 500® (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	56.31%	16.25%	13.86%	56.31%	112.34%	266.08%
Fund Market	56.45	16.28	13.87	56.45	112.59	266.37
Index	56.35	16.29	13.91	56.35	112.71	267.88

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,190.50	$0.16		$1,000.00	$1,024.80	$0.15		0.03%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2021 (continued)	iShares® Core S&P 500 ETF

Portfolio Management Commentary

Large-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a rebound in economic activity. The information technology sector contributed the most to the Index’s return, benefiting from the pandemic-related acceleration of trends in automation, cloud computing, and digitization, which led to solid earnings growth for the sector. With 42% of the U.S. labor force working from home due to pandemic restrictions, demand for cloud computing and business-oriented infrastructure and security software grew rapidly, supporting the software and services industry’s advance. Technology hardware and equipment stocks also contributed to performance, as the transition to remote work and school drove purchases of personal computers and peripherals and heightened demand for data storage equipment.

The financials sector was also a strong contributor, led by banks. Bank stocks rallied when the Fed backed credit markets and effective COVID-19 vaccines were developed and distributed, raising investors’ hopes for an economic rebound. Investment banking and brokerage companies also contributed, amid a surge in equity trading volume.

The consumer discretionary sector also benefited the Index’s return, rebounding strongly as fiscal stimulus payments and unemployment insurance supplements supported increased consumer spending. Retailers, which were particularly pressured by pandemic-related restrictions, recovered amid vaccination programs and an improving economy. Internet and direct marketing retailers were boosted by an increase in online shopping amid pandemic-related restrictions.

The communication services sector was another source of strength, led by the media and entertainment industry. Consumers spending more time at home made greater use of home entertainment products, such as on-demand films and television, streaming services, and video games. Increased online advertising led to revenue gains in the interactive media and services industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	26.6%
Health Care	13.0
Consumer Discretionary	12.5
Financials	11.3
Communication Services	10.9
Industrials	8.9
Consumer Staples	6.1
Energy	2.8
Materials	2.7
Utilities	2.7
Real Estate	2.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	5.7%
Microsoft Corp.	5.3
Amazon.com Inc.	3.9
Facebook Inc., Class A	2.1
Alphabet Inc., Class A	1.8
Alphabet Inc., Class C	1.8
Tesla Inc.	1.5
Berkshire Hathaway Inc., Class B	1.5
JPMorgan Chase & Co.	1.4
Johnson & Johnson	1.3

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Core S&P Mid-Cap ETF

Investment Objective

The iShares Core S&P Mid-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities, as represented by the S&P MidCap 400® (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	83.36%	14.31%	11.84%	83.36%	95.14%	206.07%
Fund Market	83.54	14.32	11.84	83.54	95.25	206.29
Index	83.46	14.37	11.92	83.46	95.71	208.41

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,410.90	$0.30		$1,000.00	$1,024.70	$0.25		0.05%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2021 (continued)	iShares® Core S&P Mid-Cap ETF

Portfolio Management Commentary

Mid-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The consumer discretionary sector contributed the most to the Index’s return, advancing strongly as fiscal stimulus payments and unemployment insurance supplements supported a rise in consumer spending. Hotels, restaurants, and leisure stocks were leading contributors to the sector’s return, as hotel and cruise bookings increased amid optimism about COVID-19 vaccinations. Consumers increased savings and reduced credit card debt amid the pandemic, which led to a surge in spending on nonessential items, benefiting the specialty retail industry.

The ongoing economic recovery also helped the economically sensitive industrials sector. The capital goods industry was the primary source of strength amid a rebound in industrial production, although manufacturing output remained below pre-pandemic levels. Optimism about continued economic growth and strong consumer demand for manufactured goods, including automobiles, helped support U.S. manufacturers.

The information technology and financials sectors also contributed significantly to the Index’s return. Information technology stocks posted solid earnings growth due to the pandemic-related acceleration of trends in automation, cloud computing, and digitization. The semiconductors and semiconductor equipment industry advanced as strong demand led to a semiconductor shortage and boosted revenues of chip makers. The transition to remote work and school drove a solid advance in the software and services and technology hardware and equipment industries. Within the financials sector, banks contributed the most as the Fed backed credit markets and effective COVID-19 vaccines were developed and distributed, raising investors’ hopes for an economic rebound. Late in the reporting period, higher long-term bond yields raised expectations that bank profits would increase.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	18.3%
Financials	15.8
Consumer Discretionary	14.6
Information Technology	14.3
Health Care	11.2
Real Estate	9.1
Materials	6.4
Consumer Staples	3.7
Utilities	3.4
Communication Services.	1.9
Energy	1.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
SolarEdge Technologies Inc.	0.7%
Bio-Techne Corp.	0.7
Cognex Corp.	0.6
PTC Inc.	0.6
Charles River Laboratories International Inc.	0.6
Fair Isaac Corp.	0.6
Williams-Sonoma Inc.	0.6
Molina Healthcare Inc.	0.6
Signature Bank/New York NY	0.6
XPO Logistics Inc.	0.6

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Core S&P Small-Cap ETF

Investment Objective

The iShares Core S&P Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities, as represented by the S&P SmallCap 600® (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	95.23%	15.58%	12.94%	95.23%	106.22%	237.68%
Fund Market	96.02	15.62	12.97	96.02	106.66	238.55
Index	95.33	15.60	12.97	95.33	106.40	238.63

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,551.90	$0.38		$1,000.00	$1,024.60	$0.30		0.06%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2021 (continued)	iShares® Core S&P Small-Cap ETF

Portfolio Management Commentary

Small-capitalization U.S. stocks advanced sharply for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The consumer discretionary sector contributed the most to the Index’s return, rebounding strongly after a decline early in the pandemic. Fiscal stimulus payments and unemployment insurance supplements helped consumer spending partially recover from a sharp decline in the second quarter of 2020, although spending remained below pre-pandemic levels. Retailers posted strong gains despite being particularly pressured by pandemic-related restrictions. Consumers increased savings and reduced credit card debt amid the pandemic, which led to a surge in spending on nonessential items, benefiting the specialty retail industry. Consumer durables stocks gained as homebound consumers increased spending on home-related goods such as furniture and appliances in the second half of 2020.

The ongoing economic recovery helped the economically sensitive industrials sector, which was a solid contributor to the Index’s return. The capital goods industry was the primary source of strength amid a rebound in industrial production, although manufacturing output remained below pre-pandemic levels. Strong consumer demand for manufactured goods, including automobiles, helped support U.S. manufacturers.

The information technology sector also contributed meaningfully to the Index’s performance. The transition to remote work and school drove a solid advance in both the technology hardware and equipment and software and services industries. Semiconductors and semiconductor equipment stocks gained amid strong demand, which led to a semiconductor shortage and boosted revenues of chip makers. Financials stocks, particularly banks, also advanced as the Fed backed credit markets and effective COVID-19 vaccines were developed and distributed, raising investors’ hopes for an economic rebound. Late in the reporting period, higher long-term bond yields raised expectations that bank profits would increase.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	18.2%
Financials	16.7
Consumer Discretionary	16.2
Information Technology	13.5
Health Care	11.8
Real Estate	7.4
Materials	5.0
Consumer Staples	4.0
Energy	3.7
Communication Services	2.0
Utilities	1.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
GameStop Corp., Class A	1.0%
Saia Inc.	0.6
NeoGenomics Inc.	0.6
Omnicell Inc.	0.6
Crocs Inc.	0.5
MicroStrategy Inc., Class A	0.5
Chart Industries Inc.	0.5
Exponent Inc.	0.5
Power Integrations Inc.	0.5
Ensign Group Inc. (The)	0.5

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF

Investment Objective

The iShares Core S&P Total U.S. Stock Market ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of U.S. equities, as represented by the S&P Total Market IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	62.58%	16.59%	13.82%	62.58%	115.43%	265.03%
Fund Market	62.74	16.61	13.83	62.74	115.62	265.19
Index	62.68	16.61	13.89	62.68	115.57	267.05

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through December 20, 2015 reflects the performance of the S&P Composite 1500®. Index performance beginning on December 21, 2015 reflects the performance of the S&P Total Market IndexTM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,221.20	$0.17		$1,000.00	$1,024.80	$0.15		0.03%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2021 (continued)	iShares® Core S&P Total U.S. Stock Market ETF

Portfolio Management Commentary

U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The information technology sector was the leading contributor to the Index’s return, posting solid earnings growth due to the pandemic-related acceleration of trends in automation, cloud computing, and digitization. With 42% of the U.S. labor force working from home due to pandemic restrictions, demand for cloud computing and business-oriented infrastructure and security software grew rapidly, supporting a solid advance in the software and services industry. Technology hardware and equipment stocks also advanced, as the transition to remote work and school drove purchases of personal computers and peripherals and heightened demand for data storage equipment.

The consumer discretionary sector was another notable contributor, rebounding strongly as fiscal stimulus payments and unemployment insurance supplements supported increased consumer spending. Retailers, which were particularly pressured by pandemic-related restrictions, recovered amid vaccination programs and economic improvement. Internet and direct marketing retailers were boosted by an increase in online shopping amid pandemic-related restrictions. Increased savings and lower credit card debt led to a surge in spending on nonessential items, benefiting specialty retailers.

The financials sector also advanced. Bank stocks rallied when the Fed backed credit markets and effective COVID-19 vaccines were developed and distributed, raising investors’ hopes for an economic rebound. Investment banking and brokerage companies benefited from surge in equity trading volume.

The economically sensitive industrials sector also bolstered the Index’s return. The capital goods industry was the primary source of strength amid economic optimism and a rebound in industrial production, although manufacturing output remained below pre-pandemic levels. Strong consumer demand for manufactured goods, including automobiles, also helped support U.S. manufacturers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	25.8%
Health Care	13.4
Consumer Discretionary	12.3
Financials	11.7
Communication Services	10.0
Industrials	9.9
Consumer Staples	5.6
Real Estate	3.2
Materials	2.9
Energy	2.7
Utilities	2.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	4.7%
Microsoft Corp.	4.3
Amazon.com Inc.	3.2
Facebook Inc., Class A	1.7
Alphabet Inc., Class A	1.5
Alphabet Inc., Class C	1.5
Tesla Inc.	1.3
Berkshire Hathaway Inc., Class B	1.2
JPMorgan Chase & Co.	1.2
Johnson & Johnson	1.1

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Core S&P U.S. Growth ETF

Investment Objective

The iShares Core S&P U.S. Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large-and mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the S&P 900 Growth IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	60.34%	19.10%	15.41%	60.34%	139.65%	319.13%
Fund Market	60.40	19.11	15.41	60.40	139.72	319.27
Index	60.41	19.17	15.53	60.41	140.30	323.53

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through January 22, 2017 reflects the performance of the Russell 3000® Growth Index. Index performance beginning on January 23, 2017 reflects the performance of the S&P 900 Growth IndexTM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,139.80	$0.21		$1,000.00	$1,024.70	$0.20		0.04%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2021 (continued)	iShares® Core S&P U.S. Growth ETF

Portfolio Management Commentary

Growth-oriented large- and mid-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The information technology sector was the leading contributor to the Index’s return, benefiting from the acceleration of trends in automation, cloud computing, and digitization. The coronavirus pandemic disrupted normal business practices and limited face-to-face contact, prompting many businesses to improve and expand their technology systems. Combined with a rebound in both consumer and business information technology spending, the accelerated adoption of technology products and services drove solid earnings growth for the sector. With 42% of the U.S. labor force working from home due to pandemic restrictions, demand for cloud computing and business-oriented infrastructure and security software grew rapidly, supporting a solid advance in the software and services industry. The technology hardware and equipment industry was another noteworthy contributor, as the transition to remote work and school drove purchases of personal computers and peripherals.

The consumer discretionary sector also bolstered the Index’s performance, rebounding strongly after a decline early in the pandemic. Fiscal stimulus payments and unemployment insurance supplements helped consumer spending partially recover from a sharp decline in the second quarter of 2020. Retailers, which were particularly pressured by the onset of the pandemic and related restrictions, recovered to post strong gains amid a mass COVID-19 vaccination program and an improving economy.

The communication services sector was another source of strength, led by media and entertainment stocks. Consumers spending more time at home made greater use of online media, which led to increased revenue gains from advertising in the interactive media and services industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	39.7%
Consumer Discretionary	16.9
Communication Services	14.1
Health Care	12.1
Industrials	6.7
Consumer Staples	3.4
Financials	3.1
Materials	2.1
Real Estate	1.3
Other (each representing less than 1%)	0.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	10.6%
Microsoft Corp.	9.7
Amazon.com Inc.	7.3
Facebook Inc., Class A	3.9
Alphabet Inc., Class A	3.4
Alphabet Inc., Class C	3.3
Tesla Inc.	2.8
NVIDIA Corp.	1.8
PayPal Holdings Inc.	1.6
Home Depot Inc. (The)	1.3

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Core S&P U.S. Value ETF

Investment Objective

The iShares Core S&P U.S. Value ETF (the “Fund”) seeks to track the investment results of an index composed of large-and mid-capitalization U.S. equities that exhibit value characteristics, as represented by the S&P 900 Value IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	52.59%	12.58%	11.17%	52.59%	80.88%	188.34%
Fund Market	52.73	12.60	11.18	52.73	81.02	188.62
Index	52.61	12.59	11.27	52.61	80.96	190.83

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through January 22, 2017 reflects the performance of the Russell 3000® Value Index. Index performance beginning on January 23, 2017 reflects the performance of the S&P 900 Value IndexTM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,283.20	$0.23		$1,000.00	$1,024.70	$0.20		0.04%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	15

Fund Summary as of March 31, 2021 (continued)	iShares® Core S&P U.S. Value ETF

Portfolio Management Commentary

Value-oriented large- and mid-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The financials sector, which is closely tied to the strength of the broader economy, contributed the most to the Index’s performance. Within the sector, banks were the leading contributors. In the wake of the coronavirus pandemic, bank stocks faced headwinds amid concerns that widespread business failures would lead to significant loan losses. However, bank stocks rallied when the Fed backed credit markets and effective COVID-19 vaccines were developed and distributed, raising investors’ hopes for an economic rebound. Investment banking and brokerage companies also contributed, as higher trading revenues amid a surge in equity trading volume boosted investment banks’ profit margins.

The ongoing economic recovery also helped the economically sensitive industrials sector, which was a solid contributor to the Index’s return. The capital goods industry was the primary source of strength amid a rebound in industrial production, although manufacturing output remained below pre-pandemic levels. Strong consumer demand for manufactured goods, including automobiles, helped support U.S. manufacturers.

The healthcare and consumer discretionary sectors also contributed to the Index’s performance. Optimism surrounding the economic recovery and the development of new products offset a decline in healthcare spending. Although pandemic-related restrictions reduced doctor visits and delayed elective procedures, analysts assessed that deferred demand would lead to increased revenues as the economy rebounded. The consumer discretionary sector also advanced, with retailers posting strong gains amid a mass COVID-19 vaccination program and an improving economy. Consumers increased savings and reduced credit card debt amid the pandemic, which led to a surge in spending on nonessential items, benefiting the specialty retail industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	20.5%
Health Care	13.7
Industrials	12.3
Information Technology	11.5
Consumer Staples	8.7
Consumer Discretionary	8.1
Communication Services.	6.5
Energy	5.4
Utilities	5.0
Real Estate	4.5
Materials	3.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Berkshire Hathaway Inc., Class B	2.8%
JPMorgan Chase & Co.	2.6
Walt Disney Co. (The)	1.9
Bank of America Corp.	1.7
Intel Corp.	1.5
Johnson & Johnson.	1.5
Verizon Communications Inc.	1.4
Exxon Mobil Corp.	1.3
Cisco Systems Inc.	1.2
AT&T Inc.	1.2

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	17

Schedule of Investments March 31, 2021	iShares® Core S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.7%
Boeing Co. (The)	4,266,245	$1,086,697,926
General Dynamics Corp.	1,803,744	327,487,761
Howmet Aerospace Inc.	3,024,157	97,166,165
Huntington Ingalls Industries Inc.	319,302	65,728,317
L3Harris Technologies Inc.	1,603,784	325,054,941
Lockheed Martin Corp.	1,915,598	707,813,461
Northrop Grumman Corp.	1,203,677	389,558,024
Raytheon Technologies Corp.	11,825,171	913,730,963
Teledyne Technologies Inc.(a)(b)	285,965	118,289,422
Textron Inc.	1,737,742	97,452,571
TransDigm Group Inc.(a)(b)	424,424	249,527,358

		4,378,506,909

Air Freight & Logistics — 0.7%
CH Robinson Worldwide Inc.	1,044,069	99,635,504
Expeditors International of Washington Inc.	1,310,819	141,162,098
FedEx Corp.	1,899,272	539,469,219
United Parcel Service Inc., Class B	5,597,317	951,487,917

		1,731,754,738

Airlines — 0.3%
Alaska Air Group Inc.	961,244	66,527,697
American Airlines Group Inc.(b)	4,990,587	119,275,029
Delta Air Lines Inc.	4,942,425	238,620,279
Southwest Airlines Co.	4,604,361	281,142,283
United Airlines Holdings Inc.(a)(b)	2,484,630	142,965,610

		848,530,898

Auto Components — 0.1%
Aptiv PLC	2,106,427	290,476,283
BorgWarner Inc.	1,825,080	84,610,709

		375,086,992

Automobiles — 1.9%
Ford Motor Co.(a)	30,364,079	371,959,968
General Motors Co.	9,892,566	568,426,842
Tesla Inc.(a)(b)	5,973,653	3,989,982,048

		4,930,368,858

Banks — 4.5%
Bank of America Corp.	59,101,636	2,286,642,297
Citigroup Inc.	16,238,098	1,181,321,629
Citizens Financial Group Inc.	3,262,852	144,054,916
Comerica Inc.	1,096,400	78,655,736
Fifth Third Bancorp.	5,547,635	207,758,931
First Republic Bank/CA	1,372,952	228,939,746
Huntington Bancshares Inc./OH	7,925,663	124,591,422
JPMorgan Chase & Co.	23,738,895	3,613,771,986
KeyCorp	7,488,360	149,617,433
M&T Bank Corp.	1,000,371	151,666,247
People’s United Financial Inc.	3,314,063	59,321,728
PNC Financial Services Group Inc. (The)	3,295,933	578,139,608
Regions Financial Corp.	7,491,889	154,782,427
SVB Financial Group(a)	421,128	207,894,048
Truist Financial Corp.	10,488,450	611,686,404
U.S. Bancorp.	10,663,017	589,771,470
Wells Fargo & Co.	32,160,794	1,256,522,222
Zions Bancorp. NA	1,284,268	70,583,369

		11,695,721,619

Beverages — 1.5%
Brown-Forman Corp., Class B, NVS	1,418,474	97,832,152
Coca-Cola Co. (The)	30,171,402	1,590,334,599

Security	Shares	Value

Beverages (continued)
Constellation Brands Inc., Class A	1,322,153	$301,450,884
Molson Coors Beverage Co., Class B	1,467,665	75,071,065
Monster Beverage Corp.(a)	2,861,924	260,692,657
PepsiCo Inc.	10,732,511	1,518,113,681

		3,843,495,038

Biotechnology — 1.8%
AbbVie Inc.	13,729,802	1,485,839,173
Alexion Pharmaceuticals Inc.(a)	1,710,313	261,523,961
Amgen Inc.	4,493,130	1,117,935,675
Biogen Inc.(a)	1,188,472	332,475,042
Gilead Sciences Inc.	9,775,502	631,790,694
Incyte Corp.(a)(b)	1,446,907	117,590,132
Regeneron Pharmaceuticals Inc.(a)	817,752	386,911,181
Vertex Pharmaceuticals Inc.(a)	2,016,399	433,303,981

		4,767,369,839

Building Products — 0.5%
A O Smith Corp.	1,050,662	71,035,258
Allegion PLC	696,175	87,453,504
Carrier Global Corp.	6,375,235	269,162,422
Fortune Brands Home & Security Inc.	1,057,348	101,315,085
Johnson Controls International PLC	5,619,335	335,305,719
Masco Corp.	1,973,227	118,196,297
Trane Technologies PLC	1,857,280	307,491,277

		1,289,959,562

Capital Markets — 2.9%
Ameriprise Financial Inc.	908,722	211,232,429
Bank of New York Mellon Corp. (The)	6,294,350	297,659,812
BlackRock Inc.(c)	1,106,422	834,197,931
Cboe Global Markets Inc.	817,530	80,682,036
Charles Schwab Corp. (The)	11,635,451	758,398,696
CME Group Inc.	2,792,141	570,238,956
Franklin Resources Inc.	2,064,752	61,116,659
Goldman Sachs Group Inc. (The)	2,676,284	875,144,868
Intercontinental Exchange Inc.	4,362,632	487,218,742
Invesco Ltd.	2,937,108	74,073,864
MarketAxess Holdings Inc.	294,419	146,597,108
Moody’s Corp.	1,253,847	374,411,253
Morgan Stanley	11,674,099	906,610,528
MSCI Inc.	642,117	269,226,816
Nasdaq Inc.	900,126	132,732,580
Northern Trust Corp.	1,633,201	171,665,757
Raymond James Financial Inc.	950,612	116,507,007
S&P Global Inc.	1,871,975	660,563,818
State Street Corp.	2,721,120	228,601,291
T Rowe Price Group Inc.	1,771,276	303,950,962

		7,560,831,113

Chemicals — 1.9%
Air Products & Chemicals Inc.	1,721,444	484,311,055
Albemarle Corp.	916,648	133,931,439
Celanese Corp.	890,768	133,445,954
CF Industries Holdings Inc.	1,656,357	75,165,481
Corteva Inc.	5,776,606	269,305,372
Dow Inc.	5,825,863	372,505,680
DuPont de Nemours Inc.	4,181,873	323,175,145
Eastman Chemical Co.	1,063,258	117,085,971
Ecolab Inc.	1,934,680	414,156,948
FMC Corp.	1,004,822	111,143,361
International Flavors & Fragrances Inc.	1,940,020	270,846,192
Linde PLC	4,067,383	1,139,436,674

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
LyondellBasell Industries NV, Class A	2,005,611	$208,683,825
Mosaic Co. (The)	2,617,467	82,738,132
PPG Industries Inc.	1,843,074	276,940,299
Sherwin-Williams Co. (The)	627,936	463,423,047

		4,876,294,575

Commercial Services & Supplies — 0.4%
Cintas Corp.	684,261	233,545,122
Copart Inc.(a)	1,632,746	177,332,543
Republic Services Inc.	1,637,345	162,670,226
Rollins Inc.	1,707,045	58,756,489
Waste Management Inc.	3,028,559	390,744,682

		1,023,049,062

Communications Equipment — 0.8%
Arista Networks Inc.(a)(b)	424,923	128,280,004
Cisco Systems Inc.	32,842,897	1,698,306,204
F5 Networks Inc.(a)(b)	477,111	99,534,897
Juniper Networks Inc.	2,558,230	64,799,966
Motorola Solutions Inc.	1,312,878	246,886,708

		2,237,807,779

Construction & Engineering — 0.0%
Quanta Services Inc.	1,089,235	95,830,895

Construction Materials — 0.1%
Martin Marietta Materials Inc.	485,827	163,150,423
Vulcan Materials Co.	1,033,512	174,405,150

		337,555,573

Consumer Finance — 0.6%
American Express Co.	5,076,161	717,972,212
Capital One Financial Corp.	3,567,015	453,831,319
Discover Financial Services	2,380,369	226,111,251
Synchrony Financial	4,208,467	171,116,268

		1,569,031,050

Containers & Packaging — 0.3%
Amcor PLC	12,132,451	141,707,028
Avery Dennison Corp.	636,097	116,819,214
Ball Corp.	2,551,048	216,175,807
International Paper Co.	3,050,906	164,962,487
Packaging Corp. of America	748,224	100,621,164
Sealed Air Corp.	1,197,606	54,874,307
Westrock Co.	2,020,048	105,143,498

		900,303,505

Distributors — 0.1%
Genuine Parts Co.	1,138,620	131,613,086
LKQ Corp.(a)	2,204,348	93,310,051
Pool Corp.	311,379	107,500,486

		332,423,623

Diversified Financial Services — 1.4%
Berkshire Hathaway Inc., Class B(a)(b)	14,832,951	3,789,373,992

Diversified Telecommunication Services — 1.4%
AT&T Inc.	55,480,805	1,679,403,967
Lumen Technologies Inc.	7,702,306	102,825,785
Verizon Communications Inc.	32,192,317	1,871,983,234

		3,654,212,986

Electric Utilities — 1.7%
Alliant Energy Corp.	1,901,406	102,980,149
American Electric Power Co. Inc.	3,849,800	326,078,060
Duke Energy Corp.	5,996,895	578,880,274
Edison International	2,950,627	172,906,742

Security	Shares	Value

Electric Utilities (continued)
Entergy Corp.	1,552,706	$154,447,666
Evergy Inc.	1,769,337	105,328,632
Eversource Energy	2,651,797	229,619,102
Exelon Corp.	7,595,341	332,220,215
FirstEnergy Corp.	4,251,082	147,470,035
NextEra Energy Inc.	15,246,616	1,152,796,636
NRG Energy Inc.	1,879,461	70,912,063
Pinnacle West Capital Corp.	896,151	72,901,884
PPL Corp.	5,997,308	172,962,363
Southern Co. (The)	8,239,282	512,153,769
Xcel Energy Inc.	4,194,569	278,980,784

		4,410,638,374

Electrical Equipment — 0.6%
AMETEK Inc.	1,793,656	229,103,681
Eaton Corp. PLC	3,097,192	428,279,710
Emerson Electric Co.	4,664,593	420,839,580
Generac Holdings Inc.(a)(b)	490,412	160,585,409
Rockwell Automation Inc.	906,306	240,569,865

		1,479,378,245

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	4,639,099	306,041,361
CDW Corp./DE	1,091,300	180,882,975
Corning Inc.	5,958,671	259,261,775
FLIR Systems Inc.	1,052,415	59,429,875
IPG Photonics Corp.(a)(b)	278,044	58,650,601
Keysight Technologies Inc.(a)(b)	1,445,656	207,307,071
TE Connectivity Ltd.	2,580,088	333,115,162
Trimble Inc.(a)	1,946,715	151,434,960
Zebra Technologies Corp., Class A(a)	415,980	201,825,176

		1,757,948,956

Energy Equipment & Services — 0.2%
Baker Hughes Co.	5,687,132	122,898,922
Halliburton Co.	6,884,047	147,731,649
NOV Inc.	2,963,625	40,660,935
Schlumberger Ltd.	10,854,893	295,144,541

		606,436,047

Entertainment — 2.1%
Activision Blizzard Inc.	6,027,106	560,520,858
Electronic Arts Inc.	2,242,777	303,604,722
Live Nation Entertainment Inc.(a)(b)	1,123,737	95,124,337
Netflix Inc.(a)	3,445,426	1,797,340,927
Take-Two Interactive Software Inc.(a)(b)	903,568	159,660,466
Walt Disney Co. (The)(a)	14,121,638	2,605,724,644

		5,521,975,954

Equity Real Estate Investment Trusts (REITs) — 2.4%
Alexandria Real Estate Equities Inc.	991,775	162,948,633
American Tower Corp.	3,457,028	826,437,114
AvalonBay Communities Inc.	1,080,218	199,311,023
Boston Properties Inc.	1,118,808	113,290,498
Crown Castle International Corp.	3,364,292	579,095,582
Digital Realty Trust Inc.	2,186,636	307,965,814
Duke Realty Corp.	2,946,021	123,526,661
Equinix Inc.	696,287	473,189,682
Equity Residential	2,671,608	191,367,281
Essex Property Trust Inc.	498,850	135,607,384
Extra Space Storage Inc.	1,030,075	136,536,441
Federal Realty Investment Trust	530,418	53,810,906
Healthpeak Properties Inc.	4,220,907	133,971,588
Host Hotels & Resorts Inc.	5,459,836	91,998,237

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Iron Mountain Inc.	2,247,538	$83,181,381
Kimco Realty Corp.	3,315,589	62,167,294
Mid-America Apartment Communities Inc.	885,310	127,803,352
Prologis Inc.	5,748,640	609,355,840
Public Storage	1,179,045	290,941,144
Realty Income Corp.	2,913,088	184,981,088
Regency Centers Corp.	1,234,307	69,997,550
SBA Communications Corp.	852,930	236,730,721
Simon Property Group Inc.	2,554,540	290,630,016
UDR Inc.	2,315,729	101,567,874
Ventas Inc.	2,927,504	156,153,063
Vornado Realty Trust	1,210,789	54,957,713
Welltower Inc.	3,255,240	233,172,841
Weyerhaeuser Co.	5,805,481	206,675,124

		6,237,371,845

Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	3,443,563	1,213,787,086
Kroger Co. (The)	5,939,828	213,774,410
Sysco Corp.	3,951,699	311,156,779
Walgreens Boots Alliance Inc.	5,577,924	306,228,028
Walmart Inc.	10,780,852	1,464,363,127

		3,509,309,430

Food Products — 1.0%
Archer-Daniels-Midland Co.	4,339,226	247,335,882
Campbell Soup Co.	1,600,013	80,432,653
Conagra Brands Inc.	3,839,241	144,355,462
General Mills Inc.	4,768,586	292,409,693
Hershey Co. (The)	1,133,749	179,313,742
Hormel Foods Corp.(b)	2,179,159	104,120,217
JM Smucker Co. (The)	854,966	108,178,848
Kellogg Co.	1,983,872	125,579,098
Kraft Heinz Co. (The)	5,054,532	202,181,280
Lamb Weston Holdings Inc.	1,146,043	88,795,412
McCormick & Co. Inc./MD, NVS	1,939,911	172,962,465
Mondelez International Inc., Class A	10,972,967	642,247,758
Tyson Foods Inc., Class A	2,292,786	170,354,000

		2,558,266,510

Gas Utilities — 0.0%
Atmos Energy Corp.	998,561	98,707,755

Health Care Equipment & Supplies — 3.6%
Abbott Laboratories	13,781,381	1,651,560,699
ABIOMED Inc.(a)(b)	357,405	113,915,696
Align Technology Inc.(a)	561,439	304,036,062
Baxter International Inc.	3,940,677	332,356,698
Becton Dickinson and Co.	2,260,344	549,602,644
Boston Scientific Corp.(a)	11,056,328	427,327,077
Cooper Companies Inc. (The)(b)	386,174	148,325,572
Danaher Corp.	4,931,055	1,109,881,859
DENTSPLY SIRONA Inc.	1,702,990	108,667,792
DexCom Inc.(a)(b)	743,888	267,345,908
Edwards Lifesciences Corp.(a)	4,858,429	406,359,002
Hologic Inc.(a)	1,979,229	147,215,053
IDEXX Laboratories Inc.(a)(b)	662,033	323,939,367
Intuitive Surgical Inc.(a)	915,740	676,676,916
Medtronic PLC	10,487,161	1,238,848,329
ResMed Inc.	1,130,725	219,383,264
STERIS PLC	662,313	126,157,380
Stryker Corp.	2,542,730	619,358,173

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Teleflex Inc.	367,004	$152,475,482
Varian Medical Systems Inc.(a)	722,004	127,455,366
West Pharmaceutical Services Inc.	576,500	162,446,170
Zimmer Biomet Holdings Inc.	1,616,888	258,831,431

		9,472,165,940

Health Care Providers & Services — 2.7%
AmerisourceBergen Corp.	1,141,943	134,829,210
Anthem Inc.	1,903,340	683,203,893
Cardinal Health Inc.	2,278,893	138,442,750
Centene Corp.(a)	4,535,986	289,894,865
Cigna Corp.	2,734,182	660,961,157
CVS Health Corp.	10,201,569	767,464,036
DaVita Inc.(a)(b)	551,919	59,480,311
HCA Healthcare Inc.	2,058,897	387,772,661
Henry Schein Inc.(a)	1,074,900	74,426,076
Humana Inc.	1,005,329	421,484,183
Laboratory Corp. of America Holdings(a)	759,304	193,645,299
McKesson Corp.	1,240,466	241,940,489
Quest Diagnostics Inc.	1,030,012	132,191,740
UnitedHealth Group Inc.	7,354,020	2,736,210,221
Universal Health Services Inc., Class B	614,615	81,983,495

		7,003,930,386

Health Care Technology — 0.1%
Cerner Corp.	2,355,176	169,290,051

Hotels, Restaurants & Leisure — 2.2%
Booking Holdings Inc.(a)	318,700	742,520,008
Caesars Entertainment Inc.(a)(b)	1,624,901	142,097,593
Carnival Corp.	6,223,039	165,159,455
Chipotle Mexican Grill Inc.(a)(b)	218,427	310,345,450
Darden Restaurants Inc.	1,011,544	143,639,248
Domino’s Pizza Inc.	298,922	109,940,522
Expedia Group Inc.	1,079,303	185,769,632
Hilton Worldwide Holdings Inc.	2,164,173	261,691,799
Las Vegas Sands Corp.(b)	2,558,722	155,467,949
Marriott International Inc./MD, Class A	2,074,443	307,245,753
McDonald’s Corp.	5,800,100	1,300,034,414
MGM Resorts International(b)	3,219,162	122,295,964
Norwegian Cruise Line Holdings Ltd.(a)(b)	2,748,399	75,828,328
Penn National Gaming Inc.(a)(b)	1,159,816	121,595,110
Royal Caribbean Cruises Ltd.	1,707,512	146,180,102
Starbucks Corp.	9,158,706	1,000,771,805
Wynn Resorts Ltd.	830,615	104,134,203
Yum! Brands Inc.	2,337,045	252,821,528

		5,647,538,863

Household Durables — 0.4%
DR Horton Inc.	2,556,411	227,827,348
Garmin Ltd.	1,162,437	153,267,318
Leggett & Platt Inc.	1,054,828	48,152,898
Lennar Corp., Class A	2,120,143	214,622,076
Mohawk Industries Inc.(a)(b)	452,351	86,991,621
Newell Brands Inc.	2,918,454	78,156,198
NVR Inc.(a)(b)	26,691	125,739,433
PulteGroup Inc.	2,064,203	108,246,805
Whirlpool Corp.	492,539	108,530,969

		1,151,534,666

Household Products — 1.5%
Church & Dwight Co. Inc.	1,912,102	167,022,110
Clorox Co. (The)	973,444	187,757,879

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
Colgate-Palmolive Co.	6,620,228	$521,872,573
Kimberly-Clark Corp.	2,637,029	366,678,882
Procter & Gamble Co. (The)	19,156,562	2,594,373,192

		3,837,704,636

Independent Power and Renewable Electricity Producers — 0.0%
AES Corp. (The)	5,169,308	138,589,147

Industrial Conglomerates — 1.2%
3M Co.	4,504,326	867,893,534
General Electric Co.(b)	68,209,357	895,588,858
Honeywell International Inc.	5,410,546	1,174,467,220
Roper Technologies Inc.	816,383	329,279,919

		3,267,229,531

Insurance — 1.9%
Aflac Inc.	4,996,103	255,700,552
Allstate Corp. (The)	2,356,717	270,786,783
American International Group Inc.	6,720,467	310,552,780
Aon PLC, Class A	1,763,075	405,701,188
Arthur J Gallagher & Co.	1,513,729	188,867,967
Assurant Inc.	451,728	64,041,479
Chubb Ltd.	3,505,730	553,800,168
Cincinnati Financial Corp.	1,167,444	120,351,802
Everest Re Group Ltd.	315,233	78,117,890
Globe Life Inc.	721,526	69,721,057
Hartford Financial Services Group Inc. (The)	2,766,860	184,798,580
Lincoln National Corp.	1,378,772	85,856,133
Loews Corp.	1,763,339	90,424,024
Marsh & McLennan Companies Inc.	3,963,419	482,744,434
MetLife Inc.	5,864,853	356,524,414
Principal Financial Group Inc.	1,977,516	118,571,859
Progressive Corp. (The)	4,567,809	436,728,219
Prudential Financial Inc.	3,071,213	279,787,504
Travelers Companies Inc. (The)	1,965,122	295,554,349
Unum Group	1,588,351	44,203,808
Willis Towers Watson PLC	1,005,431	230,123,047
WR Berkley Corp.	1,114,098	83,947,284

		5,006,905,321

Interactive Media & Services — 5.9%
Alphabet Inc., Class A(a)	2,339,514	4,825,294,415
Alphabet Inc., Class C, NVS(a)	2,242,400	4,638,695,912
Facebook Inc., Class A(a)	18,712,888	5,511,506,903
Twitter Inc.(a)	6,201,619	394,609,017

		15,370,106,247

Internet & Direct Marketing Retail — 4.1%
Amazon.com Inc.(a)	3,329,848	10,302,816,100
eBay Inc.	5,043,231	308,847,466
Etsy Inc.(a)(b)	976,024	196,834,760

		10,808,498,326

IT Services — 5.2%
Accenture PLC, Class A	4,934,026	1,363,024,683
Akamai Technologies Inc.(a)(b)	1,269,401	129,351,962
Automatic Data Processing Inc.	3,335,607	628,661,851
Broadridge Financial Solutions Inc.	912,296	139,672,518
Cognizant Technology Solutions Corp., Class A	4,136,777	323,165,019
DXC Technology Co.	1,992,471	62,284,643
Fidelity National Information Services Inc.	4,828,044	678,871,267
Fiserv Inc.(a)	4,478,906	533,168,970
FleetCor Technologies Inc.(a)	644,418	173,110,007
Gartner Inc.(a)	691,306	126,197,910

Security	Shares	Value

IT Services (continued)
Global Payments Inc.	2,303,414	$464,322,194
International Business Machines Corp.	6,951,597	926,369,816
Jack Henry & Associates Inc.	592,579	89,906,086
Mastercard Inc., Class A	6,820,794	2,428,543,704
Paychex Inc.	2,477,631	242,857,391
PayPal Holdings Inc.(a)	9,111,022	2,212,520,583
VeriSign Inc.(a)	769,403	152,926,540
Visa Inc., Class A(b)	13,194,752	2,793,724,841
Western Union Co. (The)	3,263,391	80,475,222

		13,549,155,207

Leisure Products — 0.0%
Hasbro Inc.	990,558	95,212,435

Life Sciences Tools & Services — 1.1%
Agilent Technologies Inc.	2,365,512	300,751,196
Bio-Rad Laboratories Inc., Class A(a)(b)	166,853	95,301,428
Illumina Inc.(a)	1,135,056	435,929,607
IQVIA Holdings Inc.(a)	1,481,580	286,152,361
Mettler-Toledo International Inc.(a)	182,630	211,063,665
PerkinElmer Inc.(b)	879,218	112,794,877
Thermo Fisher Scientific Inc.	3,063,440	1,398,092,747
Waters Corp.(a)	490,194	139,298,429

		2,979,384,310

Machinery — 1.8%
Caterpillar Inc.	4,242,155	983,628,480
Cummins Inc.	1,154,691	299,191,985
Deere & Co.	2,440,778	913,192,681
Dover Corp.	1,104,262	151,427,448
Fortive Corp.	2,629,978	185,781,646
IDEX Corp.	587,799	123,038,087
Illinois Tool Works Inc.	2,238,951	495,972,426
Ingersoll Rand Inc.(a)	2,883,742	141,908,944
Otis Worldwide Corp.	3,171,334	217,077,812
PACCAR Inc.	2,684,647	249,457,399
Parker-Hannifin Corp.	1,004,163	316,743,135
Pentair PLC	1,303,432	81,229,882
Snap-on Inc.	420,985	97,138,079
Stanley Black & Decker Inc.	1,254,287	250,443,485
Westinghouse Air Brake Technologies Corp.	1,382,976	109,476,380
Xylem Inc./NY	1,405,038	147,781,897

		4,763,489,766

Media — 1.3%
Charter Communications Inc., Class A(a)(b)	1,099,319	678,301,809
Comcast Corp., Class A	35,561,222	1,924,217,722
Discovery Inc., Class A(a)(b)	1,285,963	55,887,952
Discovery Inc., Class C, NVS(a)(b)	2,259,462	83,351,553
DISH Network Corp., Class A(a)(b)	1,935,894	70,079,363
Fox Corp., Class A, NVS	2,571,973	92,873,945
Fox Corp., Class B	1,141,951	39,888,349
Interpublic Group of Companies Inc. (The)	3,012,945	87,977,994
News Corp., Class A, NVS	3,083,284	78,407,912
News Corp., Class B	998,036	23,413,925
Omnicom Group Inc.	1,676,836	124,337,389
ViacomCBS Inc., Class B, NVS	4,570,236	206,117,644

		3,464,855,557

Metals & Mining — 0.4%
Freeport-McMoRan Inc.(a)	11,326,044	372,966,629
Newmont Corp.	6,238,288	375,981,618

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Nucor Corp.	2,300,198	$184,636,893

		933,585,140

Multi-Utilities — 0.8%
Ameren Corp.	1,976,604	160,816,501
CenterPoint Energy Inc.	4,233,638	95,891,900
CMS Energy Corp.	2,259,777	138,343,548
Consolidated Edison Inc.	2,654,210	198,534,908
Dominion Energy Inc.	6,285,440	477,442,022
DTE Energy Co.	1,507,427	200,698,831
NiSource Inc.	2,955,743	71,262,964
Public Service Enterprise Group Inc.	3,900,947	234,876,019
Sempra Energy	2,360,722	312,984,523
WEC Energy Group Inc.	2,460,698	230,296,726

		2,121,147,942

Multiline Retail — 0.5%
Dollar General Corp.	1,911,156	387,238,429
Dollar Tree Inc.(a)(b)	1,834,569	209,984,768
Target Corp.	3,896,560	771,791,639

		1,369,014,836

Oil, Gas & Consumable Fuels — 2.6%
APA Corp.	2,943,367	52,686,269
Cabot Oil & Gas Corp.	3,154,769	59,246,562
Chevron Corp.	14,986,075	1,570,390,799
ConocoPhillips	10,539,002	558,250,936
Devon Energy Corp.	4,611,678	100,765,164
Diamondback Energy Inc.	1,410,572	103,662,936
EOG Resources Inc.	4,530,099	328,568,080
Exxon Mobil Corp.	32,933,926	1,838,701,089
Hess Corp.	2,119,269	149,959,474
HollyFrontier Corp.	1,162,631	41,598,937
Kinder Morgan Inc.	15,186,626	252,857,323
Marathon Oil Corp.	6,157,589	65,763,051
Marathon Petroleum Corp.	5,066,528	271,008,583
Occidental Petroleum Corp.(b)	6,579,314	175,141,339
ONEOK Inc.	3,460,678	175,317,948
Phillips 66	3,407,117	277,816,320
Pioneer Natural Resources Co.	1,600,022	254,115,494
Valero Energy Corp.	3,177,330	227,496,828
Williams Companies Inc. (The)	9,466,616	224,264,133

		6,727,611,265

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	1,789,339	520,429,248

Pharmaceuticals — 3.7%
Bristol-Myers Squibb Co.	17,429,531	1,100,326,292
Catalent Inc.(a)(b)	1,328,075	139,859,578
Eli Lilly & Co.	6,188,426	1,156,121,745
Johnson & Johnson	20,449,527	3,360,879,763
Merck & Co. Inc.	19,684,336	1,517,465,462
Perrigo Co. PLC	1,025,479	41,501,135
Pfizer Inc.	43,390,549	1,572,039,590
Viatris Inc.(a)	9,368,887	130,883,352
Zoetis Inc.	3,707,281	583,822,612

		9,602,899,529

Professional Services — 0.4%
Equifax Inc.	947,548	171,629,369
IHS Markit Ltd.	2,907,415	281,379,624
Jacobs Engineering Group Inc.	1,015,190	131,233,611
Leidos Holdings Inc.	1,018,600	98,070,808

Security	Shares	Value

Professional Services (continued)
Nielsen Holdings PLC	2,807,592	$70,610,939
Robert Half International Inc.	903,931	70,569,893
Verisk Analytics Inc.	1,257,295	222,151,454

		1,045,645,698

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	2,600,115	205,695,098

Road & Rail — 1.0%
CSX Corp.	5,937,562	572,499,728
JB Hunt Transport Services Inc.	653,621	109,854,082
Kansas City Southern	708,782	187,061,745
Norfolk Southern Corp.	1,961,965	526,826,842
Old Dominion Freight Line Inc.(b)	739,010	177,665,394
Union Pacific Corp.	5,210,839	1,148,521,024

		2,722,428,815

Semiconductors & Semiconductor Equipment — 5.6%
Advanced Micro Devices Inc.(a)(b)	9,421,347	739,575,739
Analog Devices Inc.	2,870,834	445,208,937
Applied Materials Inc.	7,137,185	953,527,916
Broadcom Inc.	3,175,763	1,472,474,273
Enphase Energy Inc.(a)	1,006,564	163,224,418
Intel Corp.	31,607,630	2,022,888,320
KLA Corp.	1,196,175	395,216,220
Lam Research Corp.	1,114,949	663,662,243
Maxim Integrated Products Inc.	2,084,883	190,495,760
Microchip Technology Inc.	2,100,683	326,068,015
Micron Technology Inc.(a)(b)	8,697,447	767,201,800
Monolithic Power Systems Inc.	337,844	119,329,879
NVIDIA Corp.(b)	4,823,237	2,575,270,931
NXP Semiconductors NV(b)	2,161,138	435,123,525
Qorvo Inc.(a)	875,294	159,916,214
QUALCOMM Inc.	8,837,361	1,171,745,695
Skyworks Solutions Inc.	1,281,086	235,053,659
Teradyne Inc.(b)	1,279,821	155,728,619
Texas Instruments Inc.	7,158,903	1,352,961,078
Xilinx Inc.	1,911,312	236,811,557

		14,581,484,798

Software — 8.3%
Adobe Inc.(a)	3,728,881	1,772,598,161
ANSYS Inc.(a)(b)	672,565	228,376,171
Autodesk Inc.(a)	1,715,217	475,372,391
Cadence Design Systems Inc.(a)	2,175,801	298,062,979
Citrix Systems Inc.	940,800	132,050,688
Fortinet Inc.(a)(b)	1,060,968	195,663,719
Intuit Inc.	2,134,193	817,523,971
Microsoft Corp.	58,673,817	13,833,525,834
NortonLifeLock Inc.	4,436,734	94,324,965
Oracle Corp.	14,428,729	1,012,463,914
Paycom Software Inc.(a)(b)	377,194	139,584,412
salesforce.com Inc.(a)	7,139,458	1,512,636,966
ServiceNow Inc.(a)	1,524,564	762,449,702
Synopsys Inc.(a)	1,179,250	292,194,565
Tyler Technologies Inc.(a)(b)	319,372	135,582,995

		21,702,411,433

Specialty Retail — 2.3%
Advance Auto Parts Inc.	508,946	93,386,502
AutoZone Inc.(a)	173,058	243,025,349
Best Buy Co. Inc.	1,782,175	204,611,512
CarMax Inc.(a)(b)	1,262,946	167,542,416

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Gap Inc. (The)(a)	1,604,911	$47,794,250
Home Depot Inc. (The)	8,375,279	2,556,553,915
L Brands Inc.	1,828,566	113,115,093
Lowe’s Companies Inc.	5,686,467	1,081,452,294
O’Reilly Automotive Inc.(a)(b)	547,759	277,850,753
Ross Stores Inc.	2,777,172	333,010,694
TJX Companies Inc. (The)	9,338,654	617,751,962
Tractor Supply Co.	893,194	158,166,794
Ulta Beauty Inc.(a)(b)	436,603	134,984,549

		6,029,246,083

Technology Hardware, Storage & Peripherals — 6.1%
Apple Inc.	122,765,121	14,995,759,530
Hewlett Packard Enterprise Co.	10,202,833	160,592,591
HP Inc.	9,771,879	310,257,158
NetApp Inc.	1,721,444	125,097,336
Seagate Technology PLC	1,567,115	120,276,076
Western Digital Corp.	2,369,777	158,182,615

		15,870,165,306

Textiles, Apparel & Luxury Goods — 0.7%
Hanesbrands Inc.	2,692,092	52,953,450
Nike Inc., Class B	9,891,309	1,314,456,053
PVH Corp.(b)	562,723	59,479,821
Ralph Lauren Corp.	370,019	45,571,540
Tapestry Inc.	2,163,724	89,167,066
Under Armour Inc., Class A(a)(b)	1,491,028	33,041,181
Under Armour Inc., Class C, NVS(a)(b)	1,518,053	28,023,258
VF Corp.	2,504,039	200,122,797

		1,822,815,166

Tobacco — 0.7%
Altria Group Inc.	14,462,760	739,914,802
Philip Morris International Inc.	12,114,973	1,075,082,704

		1,814,997,506

Trading Companies & Distributors — 0.2%
Fastenal Co.	4,440,496	223,268,139

Security	Shares	Value

Trading Companies & Distributors (continued)
United Rentals Inc.(a)(b)	562,764	$185,323,813
WW Grainger Inc.	341,064	136,742,789

		545,334,741

Water Utilities — 0.1%
American Water Works Co. Inc.	1,400,671	209,988,596

Wireless Telecommunication Services — 0.2%
T-Mobile U.S. Inc.(a)(b)	4,544,119	569,332,670

Total Common Stocks — 99.8% (Cost: $203,224,256,159)		261,537,365,981

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	1,545,513,266	1,546,440,574
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	211,170,000	211,170,000

		1,757,610,574

Total Short-Term Investments — 0.7% (Cost: $1,756,633,076)		1,757,610,574

Total Investments in Securities — 100.5% (Cost: $204,980,889,235)		263,294,976,555

Other Assets, Less Liabilities — (0.5)%		(1,354,962,037)

Net Assets — 100.0%		$261,940,014,518

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$3,344,392,754	$—	$(1,801,492,839	)(a)	$1,601,754	$1,938,905	$1,546,440,574	1,545,513,266	$11,638,337	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	411,171,000	—	(200,001,000	)(a)	—	—	211,170,000	211,170,000	476,907		—
BlackRock Inc.	390,552,570	330,561,940	(222,383,089)		57,435,571	278,030,939	834,197,931	1,106,422	16,915,975		—

					$59,037,325	$279,969,844	$2,591,808,505		$29,031,219		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P 500 ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	1,997	06/18/21	$396,145	$4,154,550

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$4,154,550

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$207,500,840

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$26,918,132

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$457,166,242

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$261,537,365,981	$—	$—	$261,537,365,981
Money Market Funds	1,757,610,574	—	—	1,757,610,574

	$263,294,976,555	$—	$—	$263,294,976,555

Derivative financial instruments(a)
Assets
Futures Contracts	$4,154,550	$—	$—	$4,154,550

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
Axon Enterprise Inc.(a)(b)	1,722,313	$245,291,817
Curtiss-Wright Corp.	1,105,207	131,077,550
Hexcel Corp.(b)	2,256,742	126,377,552
Mercury Systems Inc.(a)(b)	1,512,155	106,833,751

		609,580,670

Air Freight & Logistics — 0.6%
XPO Logistics Inc.(a)	2,759,749	340,277,052

Airlines — 0.3%
JetBlue Airways Corp.(a)(b)	8,520,557	173,308,129

Auto Components — 1.7%
Adient PLC(a)	2,536,116	112,096,327
Dana Inc.	3,899,027	94,863,327
Fox Factory Holding Corp.(a)(b)	1,127,798	143,298,014
Gentex Corp.	6,574,894	234,526,469
Goodyear Tire & Rubber Co. (The)(a)	6,307,388	110,820,807
Lear Corp.(b)	1,476,900	267,688,125
Visteon Corp.(a)(b)	756,582	92,265,175

		1,055,558,244

Automobiles — 0.6%
Harley-Davidson Inc.(b)	4,139,824	166,006,942
Thor Industries Inc.	1,497,290	201,744,855

		367,751,797

Banks — 7.5%
Associated Banc-Corp.	4,117,786	87,873,553
BancorpSouth Bank	2,605,386	84,622,937
Bank of Hawaii Corp.	1,082,046	96,832,297
Bank OZK	3,264,191	133,342,202
Cathay General Bancorp.	2,012,578	82,072,931
CIT Group Inc.	2,665,356	137,292,488
Commerce Bancshares Inc.(b)	2,842,356	217,752,893
Cullen/Frost Bankers Inc.	1,520,949	165,418,413
East West Bancorp. Inc.	3,822,584	282,106,699
First Financial Bankshares Inc.	3,845,167	179,684,654
First Horizon Corp.	14,994,815	253,562,322
FNB Corp.	8,673,902	110,158,555
Fulton Financial Corp.	4,374,518	74,498,042
Glacier Bancorp. Inc.	2,576,733	147,079,920
Hancock Whitney Corp.	2,337,038	98,178,966
Home BancShares Inc./AR	4,097,255	110,830,748
International Bancshares Corp.	1,504,748	69,850,402
PacWest Bancorp.	3,152,811	120,279,740
Pinnacle Financial Partners Inc.	2,051,967	181,927,394
Prosperity Bancshares Inc.	2,506,708	187,727,362
Signature Bank/New York NY	1,541,000	348,420,100
Sterling Bancorp./DE	5,221,804	120,205,928
Synovus Financial Corp.	4,013,743	183,628,742
TCF Financial Corp.	4,126,214	191,703,902
Texas Capital Bancshares Inc.(a)(b)	1,361,136	96,531,765
Trustmark Corp.	1,706,075	57,426,485
UMB Financial Corp.	1,169,547	107,984,275
Umpqua Holdings Corp.	5,944,859	104,332,275
United Bankshares Inc./WV	3,482,636	134,360,097
Valley National Bancorp.	10,938,074	150,289,137
Webster Financial Corp.	2,438,050	134,360,936
Wintrust Financial Corp.	1,535,338	116,378,620

		4,566,714,780

Security	Shares	Value

Beverages — 0.5%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	248,546	$299,816,069

Biotechnology — 1.9%
Arrowhead Pharmaceuticals Inc.(a)(b)	2,806,307	186,086,217
Emergent BioSolutions Inc.(a)(b)	1,222,853	113,615,272
Exelixis Inc.(a)(b)	8,424,473	190,308,845
Halozyme Therapeutics Inc.(a)(b)	3,433,616	143,147,451
Ligand Pharmaceuticals Inc.(a)(b)	450,589	68,692,293
Neurocrine Biosciences Inc.(a)	2,530,156	246,057,671
United Therapeutics Corp.(a)	1,202,796	201,191,687

		1,149,099,436

Building Products — 2.0%
Builders FirstSource Inc.(a)(b)	5,574,155	258,473,567
Lennox International Inc.	927,205	288,907,806
Owens Corning	2,832,465	260,841,702
Simpson Manufacturing Co. Inc.	1,169,526	121,314,932
Trex Co. Inc.(a)(b)	3,126,871	286,233,771

		1,215,771,778

Capital Markets — 2.3%
Affiliated Managers Group Inc.(b)	1,152,002	171,682,858
Evercore Inc., Class A	1,134,723	149,488,408
FactSet Research Systems Inc.	1,025,523	316,466,143
Federated Hermes Inc.	2,546,120	79,693,556
Interactive Brokers Group Inc., Class A	2,183,711	159,498,252
Janus Henderson Group PLC	4,607,329	143,518,298
SEI Investments Co.	3,220,896	196,249,193
Stifel Financial Corp.	2,837,786	181,788,571

		1,398,385,279

Chemicals — 2.7%
Ashland Global Holdings Inc.	1,474,173	130,862,337
Avient Corp.	2,463,746	116,461,273
Cabot Corp.	1,531,186	80,295,394
Chemours Co. (The)	4,469,430	124,741,791
Ingevity Corp.(a)	1,091,379	82,431,856
Minerals Technologies Inc.(b)	915,990	68,992,367
NewMarket Corp.	197,223	74,976,296
Olin Corp.	3,849,983	146,183,855
RPM International Inc.	3,513,082	322,676,582
Scotts Miracle-Gro Co. (The)	1,097,827	268,934,680
Sensient Technologies Corp.	1,142,701	89,130,678
Valvoline Inc.	4,897,446	127,676,417

		1,633,363,526

Commercial Services & Supplies — 1.8%
Brink’s Co. (The)(b)	1,335,249	105,791,778
Clean Harbors Inc.(a)(b)	1,360,349	114,350,937
Healthcare Services Group Inc.	2,022,605	56,693,618
Herman Miller Inc.	1,587,171	65,312,087
IAA Inc.(a)(b)	3,638,737	200,639,958
KAR Auction Services Inc.	3,522,802	52,842,030
MSA Safety Inc.	983,568	147,554,871
Stericycle Inc.(a)(b)	2,475,762	167,138,693
Tetra Tech Inc.	1,466,291	199,005,015

		1,109,328,987

Communications Equipment — 0.9%
Ciena Corp.(a)(b)	4,189,636	229,256,882
Lumentum Holdings Inc.(a)(b)	2,043,114	186,638,464
NetScout Systems Inc.(a)(b)	1,978,957	55,727,429
ViaSat Inc.(a)(b)	1,754,885	84,357,322

		555,980,097

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering — 1.4%
AECOM(a)(b)	3,987,203	$255,619,585
Dycom Industries Inc.(a)(b)	830,441	77,106,447
EMCOR Group Inc.	1,479,651	165,957,656
Fluor Corp.	3,377,668	77,990,354
MasTec Inc.(a)(b)	1,525,989	142,985,169
Valmont Industries Inc.	572,854	136,150,210

		855,809,421

Construction Materials — 0.2%
Eagle Materials Inc.	1,132,305	152,193,115

Consumer Finance — 0.7%
FirstCash Inc.	1,113,122	73,098,722
LendingTree Inc.(a)(b)	295,181	62,873,553
Navient Corp.	4,984,655	71,330,413
PROG Holdings Inc.	1,835,675	79,466,371
SLM Corp.	9,040,291	162,454,029

		449,223,088

Containers & Packaging — 0.9%
AptarGroup Inc.	1,759,550	249,275,448
Greif Inc., Class A, NVS	715,928	40,807,896
Silgan Holdings Inc.	2,105,223	88,482,523
Sonoco Products Co.	2,715,491	171,890,580

		550,456,447

Diversified Consumer Services — 1.1%
Adtalem Global Education Inc.(a)(b)	1,360,363	53,788,753
Graham Holdings Co., Class B	109,238	61,439,821
Grand Canyon Education Inc.(a)(b)	1,265,712	135,557,755
H&R Block Inc.	4,968,964	108,323,415
Service Corp. International	4,571,605	233,380,435
Strategic Education Inc.	656,602	60,348,290
WW International Inc.(a)(b)	1,278,727	39,998,581

		692,837,050

Diversified Financial Services — 0.3%
Jefferies Financial Group Inc.	5,474,398	164,779,380

Diversified Telecommunication Services — 0.2%
Iridium Communications Inc.(a)(b)	3,199,994	131,999,752

Electric Utilities — 1.1%
ALLETE Inc.	1,400,701	94,113,100
Hawaiian Electric Industries Inc.	2,947,612	130,962,401
IDACORP Inc.	1,362,784	136,237,517
OGE Energy Corp.	5,406,891	174,966,993
PNM Resources Inc.	2,315,688	113,584,496

		649,864,507

Electrical Equipment — 1.8%
Acuity Brands Inc.(b)	972,817	160,514,805
EnerSys	1,150,851	104,497,271
Hubbell Inc.	1,466,149	274,008,586
nVent Electric PLC	4,539,924	126,709,279
Regal Beloit Corp.	1,096,807	156,492,423
Sunrun Inc.(a)(b)	4,319,691	261,254,912

		1,083,477,276

Electronic Equipment, Instruments & Components — 3.3%
Arrow Electronics Inc.(a)(b)	2,012,298	223,002,864
Avnet Inc.	2,686,791	111,528,694
Belden Inc.	1,204,488	53,443,133
Cognex Corp.(b)	4,753,169	394,465,495
Coherent Inc.(a)	660,870	167,127,414

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
II-VI Inc.(a)(b)	2,832,601	$193,664,930
Jabil Inc.	3,656,519	190,724,031
Littelfuse Inc.	661,977	175,053,198
National Instruments Corp.	3,548,700	153,250,610
SYNNEX Corp.	1,114,351	127,972,069
Vishay Intertechnology Inc.	3,572,628	86,028,882
Vontier Corp.(a)	4,551,176	137,764,098

		2,014,025,418

Energy Equipment & Services — 0.2%
ChampionX Corp.(a)(b)	5,026,386	109,223,368

Entertainment — 0.2%
Cinemark Holdings Inc.(b)	2,908,949	59,371,649
World Wrestling Entertainment Inc., Class A(b)	1,257,861	68,251,538

		127,623,187

Equity Real Estate Investment Trusts (REITs) — 8.7%
American Campus Communities Inc.	3,716,639	160,447,306
Apartment Income REIT Corp.	4,024,440	172,085,054
Brixmor Property Group Inc.	8,013,375	162,110,576
Camden Property Trust	2,634,434	289,550,641
CoreSite Realty Corp.	1,154,842	138,407,814
Corporate Office Properties Trust	3,033,766	79,879,059
Cousins Properties Inc.	4,011,642	141,811,545
CyrusOne Inc.	3,249,797	220,076,253
Douglas Emmett Inc.	4,453,679	139,845,521
EastGroup Properties Inc.	1,069,721	153,269,625
EPR Properties	2,021,212	94,168,267
First Industrial Realty Trust Inc.	3,489,554	159,786,678
Healthcare Realty Trust Inc.	3,770,672	114,326,775
Highwoods Properties Inc.	2,804,773	120,436,953
Hudson Pacific Properties Inc.	4,072,670	110,491,537
JBG SMITH Properties	2,979,366	94,714,045
Kilroy Realty Corp.	2,863,220	187,913,129
Lamar Advertising Co., Class A	2,333,137	219,128,227
Life Storage Inc.	2,040,024	175,340,063
Macerich Co. (The)	3,148,454	36,836,912
Medical Properties Trust Inc.	15,661,364	333,273,826
National Retail Properties Inc.	4,740,312	208,905,550
Omega Healthcare Investors Inc.	6,254,055	229,086,035
Park Hotels & Resorts Inc.	6,381,959	137,722,675
Pebblebrook Hotel Trust(b)	3,543,066	86,061,073
Physicians Realty Trust	5,694,117	100,615,047
PotlatchDeltic Corp.	1,803,395	95,435,663
PS Business Parks Inc.	543,346	83,990,425
Rayonier Inc.	3,727,878	120,224,065
Rexford Industrial Realty Inc.	3,545,536	178,695,014
Sabra Health Care REIT Inc.	5,680,986	98,621,917
Service Properties Trust(b)	4,452,394	52,805,393
SL Green Realty Corp.	1,872,585	131,062,224
Spirit Realty Capital Inc.	3,105,597	131,987,872
STORE Capital Corp.	6,469,941	216,743,023
Urban Edge Properties	2,974,765	49,143,118
Weingarten Realty Investors	3,234,898	87,051,105

		5,312,050,005

Food & Staples Retailing — 0.9%
BJ’s Wholesale Club Holdings Inc.(a)(b)	3,710,103	166,435,221
Casey’s General Stores Inc.	996,503	215,433,983
Grocery Outlet Holding Corp.(a)(b)	2,344,609	86,492,626

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food & Staples Retailing (continued)
Sprouts Farmers Market Inc.(a)(b)	3,182,740	$84,724,539

		553,086,369

Food Products — 1.9%
Darling Ingredients Inc.(a)(b)	4,390,578	323,058,729
Flowers Foods Inc.	5,314,831	126,492,978
Hain Celestial Group Inc. (The)(a)(b)	2,208,538	96,292,257
Ingredion Inc.	1,812,160	162,949,427
Lancaster Colony Corp.	527,203	92,450,318
Pilgrim’s Pride Corp.(a)	1,320,614	31,417,407
Post Holdings Inc.(a)(b)	1,617,977	171,052,528
Sanderson Farms Inc.	535,813	83,468,949
Tootsie Roll Industries Inc.	478,114	15,839,931
TreeHouse Foods Inc.(a)(b)	1,504,744	78,607,827

		1,181,630,351

Gas Utilities — 1.3%
National Fuel Gas Co.	2,460,565	123,003,644
New Jersey Resources Corp.	2,595,248	103,472,538
ONE Gas Inc.	1,435,265	110,386,231
Southwest Gas Holdings Inc.	1,545,214	106,171,654
Spire Inc.	1,398,576	103,340,781
UGI Corp.	5,627,428	230,780,822

		777,155,670

Health Care Equipment & Supplies — 3.3%
Avanos Medical Inc.(a)(b)	1,290,441	56,443,889
Cantel Medical Corp.(a)	1,014,342	80,985,065
Globus Medical Inc., Class A(a)(b)	2,086,186	128,655,091
Haemonetics Corp.(a)(b)	1,372,315	152,340,688
Hill-Rom Holdings Inc.	1,794,483	198,254,482
ICU Medical Inc.(a)(b)	530,209	108,926,137
Integra LifeSciences Holdings Corp.(a)(b)	1,913,388	132,195,977
LivaNova PLC(a)(b)	1,311,868	96,724,028
Masimo Corp.(a)(b)	1,372,952	315,312,156
Neogen Corp.(a)(b)	1,441,597	128,143,557
NuVasive Inc.(a)(b)	1,389,139	91,071,953
Penumbra Inc.(a)(b)	915,314	247,665,662
Quidel Corp.(a)(b)	1,038,453	132,849,292
STAAR Surgical Co.(a)(b)	1,256,740	132,472,964

		2,002,040,941

Health Care Providers & Services — 2.8%
Acadia Healthcare Co. Inc.(a)(b)	2,404,299	137,381,645
Amedisys Inc.(a)(b)	886,546	234,748,515
Chemed Corp.(b)	433,568	199,363,238
Encompass Health Corp.	2,677,714	219,304,776
HealthEquity Inc.(a)(b)	2,238,987	152,251,116
LHC Group Inc.(a)(b)	853,905	163,275,175
Molina Healthcare Inc.(a)(b)	1,556,854	363,930,191
Patterson Companies Inc.	2,344,807	74,916,584
Tenet Healthcare Corp.(a)(b)	2,864,324	148,944,848

		1,694,116,088

Hotels, Restaurants & Leisure — 2.8%
Boyd Gaming Corp.(a)(b)	2,173,909	128,173,675
Choice Hotels International Inc.(b)	778,863	83,564,211
Churchill Downs Inc.(b)	934,032	212,417,557
Cracker Barrel Old Country Store Inc.	639,413	110,541,719
Jack in the Box Inc.	619,320	67,988,950
Marriott Vacations Worldwide Corp.	1,111,942	193,678,058
Papa John’s International Inc.	893,139	79,167,841
Scientific Games Corp./DE, Class A(a)(b)	1,528,158	58,864,646
Six Flags Entertainment Corp.	2,043,308	94,952,523

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Texas Roadhouse Inc.	1,767,085	$169,534,135
Travel + Leisure Co.	2,323,379	142,097,860
Wendy’s Co. (The)	4,827,584	97,806,852
Wingstop Inc.(b)	800,344	101,779,746
Wyndham Hotels & Resorts Inc.	2,518,294	175,726,555

		1,716,294,328

Household Durables — 1.6%
Helen of Troy Ltd.(a)(b)	658,751	138,772,486
KB Home	2,408,494	112,067,226
Taylor Morrison Home Corp.(a)(b)	3,474,790	107,058,280
Tempur Sealy International Inc.	5,163,840	188,789,990
Toll Brothers Inc.	3,028,101	171,784,170
TopBuild Corp.(a)(b)	892,585	186,934,076
TRI Pointe Homes Inc.(a)(b)	3,233,323	65,830,456

		971,236,684

Household Products — 0.1%
Energizer Holdings Inc.	1,576,218	74,807,306

Industrial Conglomerates — 0.4%
Carlisle Companies Inc.	1,437,958	236,659,128

Insurance — 4.2%
Alleghany Corp.(a)	377,657	236,522,803
American Financial Group Inc./OH	1,887,743	215,391,476
Brighthouse Financial Inc.(a)	2,355,874	104,247,425
Brown & Brown Inc.	6,322,161	288,985,979
CNO Financial Group Inc.	3,627,550	88,113,190
First American Financial Corp.	2,968,494	168,165,185
Genworth Financial Inc., Class A(a)	13,752,144	45,657,118
Hanover Insurance Group Inc. (The)	982,283	127,166,357
Kemper Corp.	1,661,285	132,437,640
Kinsale Capital Group Inc.(b)	578,808	95,387,558
Mercury General Corp.	717,286	43,618,162
Old Republic International Corp.	7,645,494	166,977,589
Primerica Inc.	1,062,383	157,041,455
Reinsurance Group of America Inc.	1,834,072	231,184,776
RenaissanceRe Holdings Ltd.	1,368,225	219,258,056
RLI Corp.	1,072,268	119,632,941
Selective Insurance Group Inc.	1,616,012	117,225,510

		2,557,013,220

Interactive Media & Services — 0.3%
TripAdvisor Inc.(a)	2,603,110	140,021,287
Yelp Inc.(a)(b)	1,910,468	74,508,252

		214,529,539

Internet & Direct Marketing Retail — 0.2%
Grubhub Inc.(a)(b)	2,518,130	151,087,800

IT Services — 1.7%
Alliance Data Systems Corp.	1,341,889	150,412,338
Concentrix Corp.(a)(b)	1,124,971	168,430,658
LiveRamp Holdings Inc.(a)	1,807,288	93,762,102
MAXIMUS Inc.	1,659,381	147,751,284
Perspecta Inc.	3,692,406	107,264,394
Sabre Corp.	8,565,982	126,862,193
WEX Inc.(a)(b)	1,192,976	249,594,439

		1,044,077,408

Leisure Products — 1.2%
Brunswick Corp./DE	2,103,294	200,591,149
Mattel Inc.(a)(b)	9,414,410	187,535,047
Polaris Inc.	1,571,517	209,797,519

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products (continued)
YETI Holdings Inc.(a)(b)	2,024,360	$146,179,036

		744,102,751

Life Sciences Tools & Services — 2.6%
Bio-Techne Corp.(b)	1,047,668	400,135,839
Charles River Laboratories International Inc.(a)(b)	1,343,829	389,481,959
Medpace Holdings Inc.(a)(b)	742,633	121,828,944
PRA Health Sciences Inc.(a)	1,742,842	267,229,964
Repligen Corp.(a)(b)	1,375,410	267,393,458
Syneos Health Inc.(a)(b)	2,234,087	169,455,499

		1,615,525,663

Machinery — 5.3%
AGCO Corp.	1,665,301	239,220,489
Colfax Corp.(a)(b)	3,121,622	136,758,260
Crane Co.	1,334,551	125,327,684
Donaldson Co. Inc.	3,410,675	198,364,858
Flowserve Corp.	3,517,765	136,524,460
Graco Inc.	4,557,108	326,380,075
ITT Inc.	2,339,226	212,659,036
Kennametal Inc.	2,249,712	89,920,989
Lincoln Electric Holdings Inc.	1,610,594	198,006,426
Middleby Corp. (The)(a)(b)	1,501,748	248,914,731
Nordson Corp.	1,459,240	289,921,803
Oshkosh Corp.	1,846,530	219,109,250
Terex Corp.	1,871,947	86,240,598
Timken Co. (The)	1,843,791	149,660,515
Toro Co. (The)	2,905,992	299,724,015
Trinity Industries Inc.	2,227,410	63,458,911
Woodward Inc.	1,581,726	190,803,607

		3,210,995,707

Marine — 0.2%
Kirby Corp.(a)(b)	1,627,252	98,090,751

Media — 1.0%
Cable One Inc.	146,646	268,121,680
John Wiley & Sons Inc., Class A	1,178,644	63,882,505
New York Times Co. (The), Class A	3,920,505	198,455,963
TEGNA Inc.	5,925,059	111,568,861

		642,029,009

Metals & Mining — 2.3%
Cleveland-Cliffs Inc.	12,409,061	249,546,217
Commercial Metals Co.	3,235,986	99,797,808
Compass Minerals International Inc.	918,023	57,578,402
Reliance Steel & Aluminum Co.	1,717,013	261,483,910
Royal Gold Inc.	1,773,877	190,904,643
Steel Dynamics Inc.	5,412,760	274,751,698
United States Steel Corp.(b)	7,087,381	185,476,761
Worthington Industries Inc.	934,502	62,695,739

		1,382,235,178

Multi-Utilities — 0.6%
Black Hills Corp.	1,694,013	113,109,248
MDU Resources Group Inc.	5,419,395	171,307,076
NorthWestern Corp.	1,365,864	89,054,333

		373,470,657

Multiline Retail — 0.8%
Kohl’s Corp.	4,255,117	253,647,524
Nordstrom Inc.	2,937,465	111,241,800
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	1,536,774	133,699,338

		498,588,662

Security	Shares	Value

Oil, Gas & Consumable Fuels — 1.1%
Antero Midstream Corp.	7,718,333	$69,696,547
Cimarex Energy Co.	2,772,997	164,688,292
CNX Resources Corp.(a)(b)	5,920,070	87,025,029
EQT Corp.	7,529,730	139,902,383
Equitrans Midstream Corp.	11,052,973	90,192,260
Murphy Oil Corp.	3,914,100	64,230,381
World Fuel Services Corp.	1,712,194	60,269,229

		676,004,121

Paper & Forest Products — 0.4%
Domtar Corp.	1,489,488	55,036,582
Louisiana-Pacific Corp.	2,875,922	159,498,634

		214,535,216

Personal Products — 0.2%
Coty Inc., Class A	7,684,775	69,239,823
Nu Skin Enterprises Inc., Class A	1,375,651	72,758,181

		141,998,004

Pharmaceuticals — 0.6%
Jazz Pharmaceuticals PLC(a)(b)	1,520,518	249,927,544
Nektar Therapeutics(a)(b)	4,910,812	98,216,240

		348,143,784

Professional Services — 1.8%
ASGN Inc.(a)(b)	1,431,126	136,586,666
CACI International Inc., Class A(a)(b)	681,968	168,214,227
CoreLogic Inc.	1,975,278	156,540,782
FTI Consulting Inc.(a)(b)	924,374	129,514,041
Insperity Inc.	956,579	80,103,926
KBR Inc.	3,803,129	146,002,122
ManpowerGroup Inc.	1,484,996	146,866,104
Science Applications International Corp.	1,571,599	131,369,960

		1,095,197,828

Real Estate Management & Development — 0.4%
Jones Lang LaSalle Inc.(a)(b)	1,379,523	246,989,798

Road & Rail — 1.0%
Avis Budget Group Inc.(a)(b)	1,398,128	101,420,205
Knight-Swift Transportation Holdings Inc.	3,309,959	159,175,928
Landstar System Inc.(b)	1,037,536	171,255,692
Ryder System Inc.	1,448,483	109,577,739
Werner Enterprises Inc.	1,549,564	73,092,934

		614,522,498

Semiconductors & Semiconductor Equipment — 3.9%
Amkor Technology Inc.	2,901,221	68,787,950
Brooks Automation Inc.	2,004,115	163,635,990
Cirrus Logic Inc.(a)(b)	1,567,023	132,867,880
CMC Materials Inc.	786,988	139,131,609
Cree Inc.(a)(b)	3,111,725	336,470,824
First Solar Inc.(a)(b)	2,292,341	200,121,369
MKS Instruments Inc.(b)	1,490,958	276,453,433
Semtech Corp.(a)(b)	1,754,119	121,034,211
Silicon Laboratories Inc.(a)(b)	1,186,076	167,319,741
SolarEdge Technologies Inc.(a)(b)	1,392,833	400,355,918
Synaptics Inc.(a)(b)	942,922	127,690,497
Universal Display Corp.(b)	1,157,568	274,077,375

		2,407,946,797

Software — 4.0%
ACI Worldwide Inc.(a)(b)	3,171,975	120,693,649
Blackbaud Inc.	1,303,904	92,681,496
CDK Global Inc.	3,291,368	177,931,354

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Ceridian HCM Holding Inc.(a)(b)	3,535,840	$297,965,237
CommVault Systems Inc.(a)(b)	1,265,289	81,611,141
Fair Isaac Corp.(a)(b)	789,439	383,706,826
InterDigital Inc.	828,523	52,569,784
j2 Global Inc.(a)	1,146,543	137,424,644
Manhattan Associates Inc.(a)(b)	1,721,253	202,040,677
Paylocity Holding Corp.(a)(b)	1,013,059	182,178,400
PTC Inc.(a)(b)	2,838,733	390,751,597
Qualys Inc.(a)(b)	912,366	95,597,710
SailPoint Technologies Holdings Inc.(a)(b)	2,468,441	125,001,852
Teradata Corp.(a)(b)	2,941,126	113,350,996

		2,453,505,363

Specialty Retail — 3.1%
American Eagle Outfitters Inc.	4,035,804	118,006,909
AutoNation Inc.(a)(b)	1,487,731	138,686,284
Dick’s Sporting Goods Inc.	1,774,950	135,162,442
Five Below Inc.(a)(b)	1,508,676	287,840,294
Foot Locker Inc.	2,813,975	158,286,094
Lithia Motors Inc., Class A	719,124	280,523,081
Murphy USA Inc.	683,333	98,782,618
RH(a)(b)	440,460	262,778,436
Urban Outfitters Inc.(a)(b)	1,856,645	69,048,628
Williams-Sonoma Inc.	2,068,055	370,595,456

		1,919,710,242

Technology Hardware, Storage & Peripherals — 0.4%
NCR Corp.(a)(b)	3,520,459	133,601,419
Xerox Holdings Corp.	4,501,590	109,253,589

		242,855,008

Textiles, Apparel & Luxury Goods — 1.3%
Capri Holdings Ltd.(a)(b)	4,078,551	208,006,101
Carter’s Inc.(b)	1,192,338	106,034,618
Columbia Sportswear Co.	824,815	87,125,208
Deckers Outdoor Corp.(a)(b)	760,656	251,335,956
Skechers U.S.A. Inc., Class A(a)(b)	3,687,359	153,799,744

		806,301,627

Thrifts & Mortgage Finance — 0.8%
Essent Group Ltd.	3,054,868	145,075,681
MGIC Investment Corp.	9,153,954	126,782,263
New York Community Bancorp. Inc.	12,560,965	158,519,378

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Washington Federal Inc.	2,001,123	$61,634,589

		492,011,911

Trading Companies & Distributors — 0.9%
GATX Corp.(b)	947,207	87,843,977
MSC Industrial Direct Co. Inc., Class A	1,260,450	113,679,985
Univar Solutions Inc.(a)(b)	4,566,451	98,361,355
Watsco Inc.	886,836	231,242,487

		531,127,804

Water Utilities — 0.4%
Essential Utilities Inc.	6,029,530	269,821,467

Wireless Telecommunication Services — 0.1%
Telephone and Data Systems Inc.	2,700,955	62,013,927

Total Common Stocks — 99.8% (Cost: $46,013,395,352)		61,029,956,463

Short-Term Investments

Money Market Funds — 3.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	2,197,313,635	2,198,632,023
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	53,880,000	53,880,000

		2,252,512,023

Total Short-Term Investments — 3.7% (Cost: $2,250,967,332)		2,252,512,023

Total Investments in Securities — 103.5% (Cost: $48,264,362,684)		63,282,468,486

Other Assets, Less Liabilities — (3.5)%		(2,144,593,453)

Net Assets — 100.0%		$61,137,875,033

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Mid-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,951,742,712	$—	$(755,409,632	)(a)	$417,588	$1,881,355	$2,198,632,023	2,197,313,635	$12,706,868	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	93,289,000	—	(39,409,000	)(a)	—	—	53,880,000	53,880,000	69,300		—

						$417,588	$1,881,355	$2,252,512,023	$12,776,168		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P MidCap 400 E-Mini Index	371	06/18/21	$96,657	$(272,962)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$272,962

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$32,581,296

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$7,769,511

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$94,697,232

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Mid-Cap ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$61,029,956,463	$—	$—	$61,029,956,463
Money Market Funds	2,252,512,023	—	—	2,252,512,023

	$63,282,468,486	$—	$—	$63,282,468,486

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(272,962)	$—	$—	$(272,962)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments March 31, 2021	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
AAR Corp.(a)(b)	2,215,543	$92,277,366
Aerojet Rocketdyne Holdings Inc.(a)	4,806,045	225,691,873
Aerovironment Inc.(a)(b)(c)	1,496,873	173,727,081
Cubic Corp.(a)	2,116,490	157,826,659
Kaman Corp.(a)	1,850,407	94,907,375
Moog Inc., Class A(a)	1,956,904	162,716,568
National Presto Industries Inc.	347,102	35,428,701
Park Aerospace Corp.(a)	1,266,492	16,743,024
Triumph Group Inc.(a)	3,274,901	60,192,680

		1,019,511,327

Air Freight & Logistics — 0.7%
Atlas Air Worldwide Holdings Inc.(a)(b)(c)	1,822,590	110,157,340
Echo Global Logistics Inc.(a)(b)(c)	1,767,856	55,528,357
Forward Air Corp.(a)	1,834,955	162,962,353
Hub Group Inc., Class A(a)(c)	2,251,079	151,452,595

		480,100,645

Airlines — 0.7%
Allegiant Travel Co.(a)	875,343	213,636,213
Hawaiian Holdings Inc.(a)	3,233,010	86,224,377
SkyWest Inc.(a)	3,355,653	182,815,975

		482,676,565

Auto Components — 1.6%
American Axle & Manufacturing Holdings Inc.(a)(b)(c) .	7,559,894	73,028,576
Cooper Tire & Rubber Co.(a)	3,361,874	188,197,706
Cooper-Standard Holdings Inc.(a)(b)(c)	1,131,266	41,087,581
Dorman Products Inc.(a)(b)(c)	1,908,806	195,919,848
Gentherm Inc.(a)(b)(c)	2,195,862	162,735,333
LCI Industries(a)	1,676,963	221,828,666
Motorcar Parts of America Inc.(a)(b)(c)	1,286,762	28,952,145
Patrick Industries Inc.(a)	1,474,373	125,321,705
Standard Motor Products Inc.(a)	1,342,652	55,827,470

		1,092,899,030

Automobiles — 0.3%
Winnebago Industries Inc.(a)	2,249,884	172,588,602

Banks — 9.3%
Allegiance Bancshares Inc.(a)	1,236,761	50,138,291
Ameris Bancorp.(a)	4,410,125	231,575,664
Banc of California Inc.(a)	2,962,570	53,563,266
BancFirst Corp.	1,245,515	88,045,455
BankUnited Inc.(a)	5,741,824	252,353,165
Banner Corp.(a)	2,094,136	111,680,273
Berkshire Hills Bancorp. Inc.(a)	3,141,297	70,113,749
Boston Private Financial Holdings Inc.(a)	5,078,272	67,642,583
Brookline Bancorp. Inc.(a)	4,873,841	73,107,615
Cadence BanCorp.(a)	7,728,081	160,203,119
Central Pacific Financial Corp.(a)	1,523,752	40,653,703
City Holding Co.(a)	987,350	80,745,483
Columbia Banking System Inc.(a)	4,490,037	193,475,694
Community Bank System Inc.(a)	3,344,601	256,597,789
Customers Bancorp. Inc.(a)(c)	1,880,833	59,848,106
CVB Financial Corp.(a)	8,302,443	183,400,966
Dime Community Bancshares Inc.(a)	2,338,260	70,475,156
Eagle Bancorp. Inc.(a)	2,024,848	107,742,162
FB Financial Corp.	2,081,382	92,538,244
First BanCorp./Puerto Rico(a)	13,407,133	150,964,318
First Bancorp./Southern Pines NC(a)	1,765,492	76,798,902
First Commonwealth Financial Corp.(a)	5,918,082	85,042,838

Security	Shares	Value

Banks (continued)
First Financial Bancorp.(a)	6,011,691	$144,280,584
First Hawaiian Inc.(a)	8,726,350	238,840,200
First Midwest Bancorp. Inc.(a)	7,012,683	153,647,885
Great Western Bancorp. Inc.(a)(b)	3,371,320	102,117,283
Hanmi Financial Corp.(a)	1,828,580	36,077,883
Heritage Financial Corp./WA(a)	2,184,363	61,686,411
Hilltop Holdings Inc.	3,945,048	134,644,488
Hope Bancorp Inc.(a)	7,794,974	117,392,308
Independent Bank Corp.(a)	2,063,226	173,702,997
Independent Bank Group Inc.(a)	2,447,100	176,778,504
Investors Bancorp. Inc.	11,829,703	173,778,337
National Bank Holdings Corp., Class A(a)	1,946,651	77,243,112
NBT Bancorp. Inc.(a)	2,767,548	110,425,165
OFG Bancorp.(a)	3,171,997	71,750,572
Old National Bancorp./IN(a)	10,273,689	198,693,145
Pacific Premier Bancorp. Inc.(a)	6,193,882	269,062,234
Park National Corp.(a)	945,537	122,257,934
Preferred Bank/Los Angeles CA(a)	870,925	55,460,504
Renasant Corp.(a)	3,536,652	146,346,660
S&T Bancorp. Inc.(a)	2,414,626	80,889,971
Seacoast Banking Corp. of Florida(a)(b)(c)	3,477,045	126,008,111
ServisFirst Bancshares Inc.(a)	3,136,373	192,353,756
Simmons First National Corp., Class A(a)	6,699,694	198,779,921
Southside Bancshares Inc.(a)	2,037,866	78,478,220
Tompkins Financial Corp.(a)	808,767	66,885,031
Triumph Bancorp. Inc.(a)(b)(c)	1,506,418	116,581,689
United Community Banks Inc./GA(a)	5,368,641	183,178,031
Veritex Holdings Inc.(a)	3,182,121	104,118,999
Westamerica Bancorp.(a)	1,679,446	105,435,620

		6,373,602,096

Beverages — 0.4%
Celsius Holdings Inc.(b)(c)	1,790,748	86,045,441
Coca-Cola Consolidated Inc.(b)	310,010	89,524,688
MGP Ingredients Inc.(b)	879,223	52,006,041
National Beverage Corp.(b)	1,556,218	76,114,622

		303,690,792

Biotechnology — 1.4%
Anika Therapeutics Inc.(a)(b)(c)	960,163	39,165,049
Coherus Biosciences Inc.(a)(b)(c)	4,282,661	62,569,677
Cytokinetics Inc.(a)(b)(c)	4,744,995	110,368,584
Eagle Pharmaceuticals Inc./DE(a)(b)(c)	774,449	32,325,501
Enanta Pharmaceuticals Inc.(a)(b)(c)	1,198,972	59,133,299
Myriad Genetics Inc.(a)(b)(c)	5,013,110	152,649,199
REGENXBIO Inc.(a)(b)(c)	2,325,342	79,317,416
Spectrum Pharmaceuticals Inc.(a)(b)(c)	9,733,932	31,732,618
Vanda Pharmaceuticals Inc.(a)(b)(c)	3,665,326	55,053,197
Vericel Corp.(a)(b)(c)	3,063,115	170,156,038
Xencor Inc.(a)(b)(c)	3,862,287	166,310,078

		958,780,656

Building Products — 2.1%
AAON Inc.(a)(b)	2,718,449	190,318,614
American Woodmark Corp.(a)(b)(c)	1,132,598	111,651,511
Apogee Enterprises Inc.(a)	1,735,443	70,944,910
Gibraltar Industries Inc.(a)(b)(c)	2,170,999	198,668,118
Griffon Corp.(a)	3,018,086	82,001,397
Insteel Industries Inc.(a)(b)	1,293,106	39,879,389
PGT Innovations Inc.(a)(b)(c)	3,964,599	100,106,125
Quanex Building Products Corp.(a)(b)	2,244,690	58,878,219
Resideo Technologies Inc.(a)(b)(c)	9,540,886	269,530,029

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
UFP Industries Inc.(a)	4,079,813	$309,413,018

		1,431,391,330

Capital Markets — 0.9%
Blucora Inc.(a)(b)(c)	3,222,761	53,626,743
BrightSphere Investment Group Inc.(a)(b)	3,973,579	80,981,540
Donnelley Financial Solutions Inc.(a)(b)(c)	1,975,456	54,976,940
Greenhill & Co. Inc.	961,100	15,838,928
Piper Sandler Cos.(a)	919,230	100,793,570
StoneX Group Inc.(a)(b)(c)	1,098,912	71,846,867
Virtus Investment Partners Inc.(a)	474,939	111,848,134
Waddell & Reed Financial Inc., Class A(a)	4,142,260	103,763,613
WisdomTree Investments Inc.(a)	7,489,445	46,809,031

		640,485,366

Chemicals — 2.8%
AdvanSix Inc.(a)(b)(c)	1,867,651	50,090,400
American Vanguard Corp.(a)(b)	1,780,006	36,329,922
Balchem Corp.(a)	2,159,132	270,776,744
Ferro Corp.(a)(b)(c)	5,497,222	92,683,163
FutureFuel Corp.	1,743,247	25,329,379
GCP Applied Technologies Inc.(b)(c)	3,218,493	78,981,818
Hawkins Inc.(a)	1,265,797	42,429,515
HB Fuller Co.(a)	3,472,198	218,435,976
Innospec Inc.(a)	1,639,635	168,374,118
Koppers Holdings Inc.(a)(b)(c)	1,412,578	49,101,211
Kraton Corp.(a)(b)(c)	2,126,792	77,819,319
Livent Corp.(a)(b)(c)	9,771,964	169,250,417
Quaker Chemical Corp.(b)	880,645	214,674,832
Rayonier Advanced Materials Inc.(a)(c)	4,231,439	38,379,152
Stepan Co.(a)	1,423,291	180,914,519
Tredegar Corp.(a)	1,742,248	26,151,143
Trinseo SA(a)	2,562,194	163,134,892

		1,902,856,520

Commercial Services & Supplies — 2.1%
ABM Industries Inc.(a)	4,471,074	228,069,485
Brady Corp., Class A, NVS	3,231,868	172,743,344
CoreCivic Inc.(a)	7,983,055	72,246,648
Deluxe Corp.(a)	2,799,964	117,486,489
Harsco Corp.(a)(b)(c)	5,266,365	90,318,160
HNI Corp.(a)	2,864,969	113,338,174
Interface Inc.(a)	3,926,125	48,998,040
Matthews International Corp., Class A(a)	2,113,594	83,592,643
Pitney Bowes Inc.(a)	10,693,304	88,112,825
Team Inc.(a)(b)(c)	2,068,817	23,853,460
U.S. Ecology Inc.(a)(b)(c)	2,101,913	87,523,657
UniFirst Corp./MA(a)	1,014,131	226,871,246
Viad Corp.(a)(b)	1,363,388	56,921,449

		1,410,075,620

Communications Equipment — 1.0%
ADTRAN Inc.(a)	3,221,970	53,742,460
Applied Optoelectronics Inc.(a)(b)(c)	1,647,251	13,771,018
CalAmp Corp.(a)(b)(c)	2,365,535	25,666,055
Comtech Telecommunications Corp.(a)	1,735,676	43,114,192
Digi International Inc.(a)(b)(c)	2,212,410	42,013,666
Extreme Networks Inc.(c)	5,838,562	51,087,417
Harmonic Inc.(a)(b)(c)	6,721,911	52,699,782
NETGEAR Inc.(a)(b)(c)	2,038,623	83,787,405
Plantronics Inc.(a)	2,507,647	97,572,545
Viavi Solutions Inc.(a)(b)(c)	15,245,943	239,361,305

		702,815,845

Security	Shares	Value

Construction & Engineering — 1.0%
Aegion Corp., Class A(a)(c)	2,042,245	$58,714,544
Arcosa Inc.(a)	3,211,232	209,019,091
Comfort Systems USA Inc.(a)	2,411,884	180,336,567
Granite Construction Inc.(a)	3,042,979	122,479,905
Matrix Service Co.(a)(b)(c)	1,787,922	23,439,657
MYR Group Inc.(a)(b)(c)	1,119,008	80,199,303

		674,189,067

Construction Materials — 0.1%
U.S. Concrete Inc.(a)(b)(c)	1,062,985	77,938,060

Consumer Finance — 0.7%
Encore Capital Group Inc.(a)(b)(c)	2,091,627	84,146,154
Enova International Inc.(a)(b)(c)	2,421,448	85,912,975
EZCORP Inc., Class A, NVS(b)(c)	3,519,049	17,489,674
Green Dot Corp., Class A(a)(b)(c)	3,341,341	153,000,004
PRA Group Inc.(a)(b)(c)	3,037,468	112,598,939
World Acceptance Corp.(b)(c)	264,514	34,323,337

		487,471,083

Containers & Packaging — 0.3%
Myers Industries Inc.(a)	2,398,473	47,393,826
O-I Glass Inc.(a)	10,481,485	154,497,089

		201,890,915

Distributors — 0.2%
Core-Mark Holding Co. Inc.(a)	3,013,581	116,595,449

Diversified Consumer Services — 0.2%
American Public Education Inc.(a)(b)(c)	1,239,536	44,164,667
Perdoceo Education Corp.(a)(b)(c)	4,680,103	55,974,032
Regis Corp.(b)(c)	1,638,214	20,575,968

		120,714,667

Diversified Telecommunication Services — 0.7%
ATN International Inc.	732,584	35,984,526
Cincinnati Bell Inc.(a)(b)(c)	3,055,014	46,894,465
Cogent Communications Holdings Inc.(a)	2,822,457	194,072,143
Consolidated Communications Holdings Inc.(a)(c)	4,879,035	35,129,052
Vonage Holdings Corp.(b)(c)	11,540,931	136,413,805

		448,493,991

Electrical Equipment — 0.5%
AZZ Inc.(a)	1,692,450	85,214,857
Encore Wire Corp.(a)	1,377,807	92,492,184
Powell Industries Inc.(a)	596,233	20,194,412
Vicor Corp.(b)(c)	1,415,325	120,345,085

		318,246,538

Electronic Equipment, Instruments & Components — 3.6%
Arlo Technologies Inc.(a)(b)(c)	5,338,769	33,527,469
Badger Meter Inc.(a)	1,942,645	180,801,970
Bel Fuse Inc., Class B, NVS	689,953	13,723,165
Benchmark Electronics Inc.(a)(b)	2,423,972	74,949,214
CTS Corp.(a)(b)	2,156,143	66,969,802
Daktronics Inc.(a)	2,490,648	15,616,363
ePlus Inc.(a)(b)(c)	900,995	89,775,142
Fabrinet(a)(b)(c)	2,457,625	222,144,724
FARO Technologies Inc.(a)(b)(c)	1,201,038	103,973,860
Insight Enterprises Inc.(a)(b)(c)	2,339,795	223,263,239
Itron Inc.(a)(b)(c)	2,955,757	262,027,858
Knowles Corp.(a)(b)(c)	6,110,749	127,836,869
Methode Electronics Inc.(a)	2,561,332	107,524,717
MTS Systems Corp.(a)	1,297,410	75,509,262
OSI Systems Inc.(a)(b)(c)	1,109,714	106,643,515

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
PC Connection Inc.(b)	734,173	$34,058,286
Plexus Corp.(a)(b)(c)	1,920,904	176,415,823
Rogers Corp.(a)(b)(c)	1,246,447	234,593,790
Sanmina Corp.(a)(b)(c)	4,327,673	179,079,109
ScanSource Inc.(a)(b)(c)	1,699,797	50,908,920
TTM Technologies Inc.(a)(b)(c)	6,631,485	96,156,533

		2,475,499,630

Energy Equipment & Services — 1.4%
Archrock Inc.(a)	8,563,888	81,271,297
Bristow Group Inc.(a)(c)	1,551,487	40,152,484
Core Laboratories NV(a)(b)	2,974,285	85,629,665
DMC Global Inc.(a)(b)	1,026,842	55,716,447
Dril-Quip Inc.(a)(b)(c)	2,361,493	78,472,412
Helix Energy Solutions Group Inc.(a)(b)(c)	9,453,379	47,739,564
Helmerich & Payne Inc.(a)	7,189,025	193,816,114
Nabors Industries Ltd.(a)	433,524	40,512,818
Oceaneering International Inc.(a)(b)(c)	6,626,525	75,674,915
Oil States International Inc.(a)(b)(c)	4,073,229	24,561,571
Patterson-UTI Energy Inc.(a)	12,527,032	89,317,738
ProPetro Holding Corp.(a)(b)(c)	5,453,145	58,130,526
RPC Inc.(c)	3,922,330	21,180,582
U.S. Silica Holdings Inc.(a)	4,961,822	60,980,792

		953,156,925

Entertainment — 0.2%
Glu Mobile Inc.(a)(b)(c)	10,016,066	125,000,504
Marcus Corp. (The)(a)(b)	1,562,971	31,243,790

		156,244,294

Equity Real Estate Investment Trusts (REITs) — 6.8%
Acadia Realty Trust(a)	5,494,654	104,233,586
Agree Realty Corp.(a)	4,230,654	284,765,321
Alexander & Baldwin Inc.(a)	4,831,015	81,112,742
American Assets Trust Inc.(a)	3,343,809	108,473,164
Armada Hoffler Properties Inc.(a)	3,952,374	49,562,770
Brandywine Realty Trust(a)	11,373,739	146,834,970
CareTrust REIT Inc.(a)	6,134,464	142,840,994
Centerspace(a)	864,468	58,783,824
Chatham Lodging Trust(a)	3,147,611	41,422,561
Community Healthcare Trust Inc.(a)	1,506,028	69,458,011
DiamondRock Hospitality Co.(a)(c)	13,796,189	142,100,747
Diversified Healthcare Trust(a)	15,898,910	75,996,790
Easterly Government Properties Inc.(a)	5,290,886	109,680,067
Essential Properties Realty Trust Inc.	5,074,752	115,856,588
Four Corners Property Trust Inc.(a)	5,056,806	138,556,484
Franklin Street Properties Corp.(a)	6,451,010	35,158,005
GEO Group Inc. (The)(a)	7,356,293	57,084,834
Getty Realty Corp.(a)	2,452,351	69,450,580
Global Net Lease Inc.(a)	6,044,367	109,161,268
Hersha Hospitality Trust, Class A(a)(c)	2,436,368	25,703,682
Independence Realty Trust Inc.(a)	6,785,679	103,142,321
Industrial Logistics Properties Trust(a)	4,350,379	100,624,266
Innovative Industrial Properties Inc.(a)	1,594,800	287,319,168
iStar Inc.(a)	4,908,112	87,266,231
Kite Realty Group Trust(a)	5,203,009	100,366,044
Lexington Realty Trust(a)	18,500,349	205,538,877
LTC Properties Inc.(a)	2,614,285	109,067,970
Mack-Cali Realty Corp.(a)	5,751,356	89,030,991
National Storage Affiliates Trust(a)	4,280,786	170,931,785
NexPoint Residential Trust Inc.(a)	1,351,111	62,272,706
Office Properties Income Trust(a)	3,226,887	88,803,930

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Retail Opportunity Investments Corp.(a)	7,869,373	$124,886,950
Retail Properties of America Inc., Class A(a)	14,304,964	149,916,023
RPT Realty(a)	5,411,195	61,741,735
Safehold Inc.(b)	958,326	67,178,653
Saul Centers Inc.	869,334	34,868,987
SITE Centers Corp.	9,273,175	125,744,253
Summit Hotel Properties Inc.(a)	7,053,648	71,665,064
Tanger Factory Outlet Centers Inc.(a)	6,249,023	94,547,718
Uniti Group Inc.(a)	15,523,691	171,226,312
Universal Health Realty Income Trust(a)	853,660	57,861,075
Urstadt Biddle Properties Inc., Class A(a)	1,947,702	32,429,238
Washington REIT(a)	5,633,285	124,495,598
Whitestone REIT(a)	2,689,197	26,085,211
Xenia Hotels & Resorts Inc.(a)	7,559,962	147,419,259

		4,660,667,353

Food & Staples Retailing — 0.6%
Andersons Inc. (The)(a)	2,059,991	56,402,554
Chefs’ Warehouse Inc. (The)(a)(b)(c)	2,139,278	65,162,408
PriceSmart Inc.(a)	1,557,132	150,652,521
SpartanNash Co.(a)	2,407,384	47,256,948
United Natural Foods Inc.(a)(b)(c)	3,739,678	123,184,993

		442,659,424

Food Products — 1.1%
B&G Foods Inc.(a)(b)	4,315,413	134,036,728
Calavo Growers Inc.(a)	1,110,193	86,195,384
Cal-Maine Foods Inc.(a)(b)(c)	2,495,915	95,893,054
Fresh Del Monte Produce Inc.	2,020,998	57,861,173
J&J Snack Foods Corp.(a)	999,421	156,939,080
John B Sanfilippo & Son Inc.(a)	591,801	53,481,056
Seneca Foods Corp., Class A(a)(b)(c)	446,774	21,038,588
Simply Good Foods Co. (The)(a)(b)(c)	5,614,603	170,796,223

		776,241,286

Gas Utilities — 0.6%
Chesapeake Utilities Corp.(a)	1,164,056	135,123,620
Northwest Natural Holding Co.(a)	2,039,021	110,005,183
South Jersey Industries Inc.(a)(b)	6,702,994	151,353,605

		396,482,408

Health Care Equipment & Supplies — 3.0%
AngioDynamics Inc.(a)(b)(c)	2,529,178	59,182,765
Cardiovascular Systems Inc.(a)(b)(c)	2,677,665	102,661,676
CONMED Corp.(a)(b)	1,929,184	251,932,139
CryoLife Inc.(a)(b)(c)	2,595,320	58,602,326
Cutera Inc.(a)(b)(c)	1,174,722	35,300,396
Glaukos Corp.(a)(b)(c)	3,051,846	256,141,435
Heska Corp.(a)(b)(c)	659,260	111,058,940
Inogen Inc.(a)(c)	1,226,036	64,391,411
Integer Holdings Corp.(a)(b)(c)	2,196,726	202,318,465
Invacare Corp.(a)(b)	2,293,377	18,392,883
Lantheus Holdings Inc.(a)(b)(c)	4,468,586	95,493,683
LeMaitre Vascular Inc.(a)	1,124,813	54,868,378
Meridian Bioscience Inc.(a)(b)(c)	2,878,910	75,571,387
Merit Medical Systems Inc.(a)(b)(c)	3,266,611	195,604,667
Mesa Laboratories Inc.(a)(b)	325,329	79,217,611
Natus Medical Inc.(a)(b)(c)	2,257,855	57,823,666
OraSure Technologies Inc.(a)(b)(c)	4,804,841	56,072,494
Orthofix Medical Inc.(a)(c)	1,299,902	56,350,752
Surmodics Inc.(a)(c)	923,743	51,794,270
Tactile Systems Technology Inc.(a)(b)(c)	1,302,806	70,989,899
Varex Imaging Corp.(a)(b)(c)	2,617,959	53,641,980

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Zynex Inc.(b)(c)	1,314,098	$20,066,276

		2,027,477,499

Health Care Providers & Services — 3.7%
Addus HomeCare Corp.(a)(b)(c)	1,001,614	104,758,808
AMN Healthcare Services Inc.(a)(b)(c)	3,144,789	231,770,949
Community Health Systems Inc.(a)(b)(c)	8,116,819	109,739,393
CorVel Corp.(b)(c)	608,350	62,410,627
Covetrus Inc.(b)(c)	6,628,430	198,654,047
Cross Country Healthcare Inc.(a)(b)(c)	2,359,639	29,471,891
Ensign Group Inc. (The)(a)	3,427,004	321,590,055
Fulgent Genetics Inc.(b)(c)	1,173,368	113,370,816
Hanger Inc.(a)(b)(c)	2,541,437	57,995,592
Magellan Health Inc.(a)(b)(c)	1,526,588	142,339,065
MEDNAX Inc.(a)(b)(c)	5,704,781	145,300,772
ModivCare Inc.(a)(c)	833,522	123,461,279
Owens & Minor Inc.(a)(b)	4,899,066	184,155,891
Pennant Group Inc. (The)(a)(b)(c)	1,697,264	77,734,691
R1 RCM Inc.(b)(c)	8,178,603	201,847,922
RadNet Inc.(b)(c)	2,484,582	54,039,659
Select Medical Holdings Corp.(a)(b)(c)	7,190,144	245,183,911
Tivity Health Inc.(a)(b)(c)	2,528,828	56,443,441
U.S. Physical Therapy Inc.(a)	858,311	89,350,175

		2,549,618,984

Health Care Technology — 1.5%
Allscripts Healthcare Solutions Inc.(a)(b)(c)	9,328,874	140,073,043
Computer Programs & Systems Inc.(a)(b)	852,850	26,097,210
HealthStream Inc.(a)(b)(c)	1,688,532	37,721,805
HMS Holdings Corp.(a)(c)	5,899,504	218,134,160
NextGen Healthcare Inc.(a)(b)(c)	3,706,829	67,093,605
Omnicell Inc.(a)(b)(c)	2,868,967	372,592,744
Simulations Plus Inc.(a)(b)	1,010,865	63,927,103
Tabula Rasa HealthCare Inc.(a)(b)(c)	1,498,738	69,016,885

		994,656,555

Hotels, Restaurants & Leisure — 2.0%
BJ’s Restaurants Inc.(a)(b)(c)	1,547,270	89,865,442
Bloomin’ Brands Inc.(a)	5,351,071	144,746,471
Brinker International Inc.(a)	3,020,397	214,629,411
Cheesecake Factory Inc. (The)(a)(b)	2,810,219	164,425,914
Chuy’s Holdings Inc.(a)(b)(c)	1,312,095	58,152,050
Dave & Buster’s Entertainment Inc.(a)(c)	3,175,565	152,109,563
Dine Brands Global Inc.(a)	1,109,056	99,848,312
El Pollo Loco Holdings Inc.(b)(c)	1,262,658	20,354,047
Fiesta Restaurant Group Inc.(b)(c)	1,173,087	14,769,165
Monarch Casino & Resort Inc.(b)(c)	863,413	52,340,096
Red Robin Gourmet Burgers Inc.(a)(b)(c)	1,039,254	41,455,842
Ruth’s Hospitality Group Inc.(a)	2,121,388	52,674,064
Shake Shack Inc., Class A(a)(b)(c)	2,418,933	272,783,074

		1,378,153,451

Household Durables — 2.5%
Cavco Industries Inc.(a)(b)(c)	569,490	128,482,639
Century Communities Inc.(a)(b)(c)	1,933,171	116,608,875
Ethan Allen Interiors Inc.(a)	1,461,362	40,348,205
Installed Building Products Inc.(a)	1,500,626	166,389,411
iRobot Corp.(a)(b)(c)	1,879,590	229,648,306
La-Z-Boy Inc.(a)	3,084,279	131,020,172
LGI Homes Inc.(a)(b)(c)	1,465,453	218,806,787
M/I Homes Inc.(a)(c)	1,941,705	114,696,514
MDC Holdings Inc.(a)	3,688,967	219,124,640
Meritage Homes Corp.(a)(b)(c)	2,500,334	229,830,701

Security	Shares	Value

Household Durables (continued)
Tupperware Brands Corp.(a)(c)	3,281,286	$86,658,763
Universal Electronics Inc.(a)(b)(c)	928,808	51,056,576

		1,732,671,589

Household Products — 0.7%
Central Garden & Pet Co.(a)(b)(c)	651,096	37,770,079
Central Garden & Pet Co., Class A, NVS(b)(c)	2,615,732	135,730,333
WD-40 Co.(a)(b)	912,353	279,344,242

		452,844,654

Industrial Conglomerates — 0.1%
Raven Industries Inc.(a)	2,392,438	91,702,149

Insurance — 2.2%
Ambac Financial Group Inc.(b)(c)	2,198,839	36,808,565
American Equity Investment Life Holding Co.(a)	5,705,479	179,893,753
AMERISAFE Inc.(a)	1,289,885	82,552,640
Assured Guaranty Ltd.	3,114,406	131,677,086
eHealth Inc.(a)(b)(c)	1,727,631	125,650,603
Employers Holdings Inc.(a)	1,691,405	72,831,899
HCI Group Inc.	415,160	31,892,591
Horace Mann Educators Corp.(a)	2,535,551	109,561,159
James River Group Holdings Ltd.(a)	1,949,638	88,942,485
Palomar Holdings Inc.(a)(b)(c)	1,449,034	97,143,239
ProAssurance Corp.(a)	3,329,355	89,093,540
Safety Insurance Group Inc.(a)	906,643	76,384,673
SiriusPoint Ltd.(c)	5,673,491	57,699,403
Stewart Information Services Corp.(a)	1,623,303	84,460,455
Trupanion Inc.(a)(b)(c)	2,210,132	168,434,160
United Fire Group Inc.(a)	1,437,379	50,020,789
United Insurance Holdings Corp.	1,396,787	10,070,834
Universal Insurance Holdings Inc.(a)	1,894,293	27,164,162

		1,520,282,036

Interactive Media & Services — 0.1%
QuinStreet Inc.(a)(b)(c)	3,271,857	66,418,697

Internet & Direct Marketing Retail — 0.7%
Liquidity Services Inc.(a)(b)(c)	1,770,779	32,901,074
PetMed Express Inc.(a)	1,357,162	47,738,173
Shutterstock Inc.	1,473,364	131,188,330
Stamps.com Inc.(a)(b)(c)	1,224,507	244,301,392

		456,128,969

IT Services — 1.7%
Cardtronics PLC, Class A(a)(c)	2,413,029	93,625,525
CSG Systems International Inc.(a)	2,174,668	97,620,847
EVERTEC Inc.(a)	3,992,062	148,584,548
ExlService Holdings Inc.(a)(b)(c)	2,231,264	201,170,762
NIC Inc.(a)	4,478,714	151,962,766
Perficient Inc.(a)(b)(c)	2,200,514	129,214,182
Sykes Enterprises Inc.(a)(b)(c)	2,639,069	116,330,161
TTEC Holdings Inc.	1,214,264	121,972,819
Unisys Corp.(a)(b)(c)	4,199,896	106,761,356

		1,167,242,966

Leisure Products — 0.5%
Callaway Golf Co.	6,281,654	168,034,244
Sturm Ruger & Co. Inc.(a)	1,169,466	77,266,619
Vista Outdoor Inc.(a)(b)(c)	3,885,451	124,606,414

		369,907,277

Life Sciences Tools & Services — 0.7%
Luminex Corp.(a)	2,897,278	92,423,168

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
NeoGenomics Inc.(a)(b)(c)	7,794,581	$375,932,642

		468,355,810

Machinery — 5.6%
Alamo Group Inc.(a)(b)	658,834	102,876,929
Albany International Corp., Class A(a)	2,046,284	170,803,325
Astec Industries Inc.(a)	1,506,479	113,618,646
Barnes Group Inc.(a)	3,105,896	153,866,088
Chart Industries Inc.(a)(b)(c)	2,369,375	337,280,531
CIRCOR International Inc.(a)(b)(c)	1,339,059	46,626,034
Enerpac Tool Group Corp.(a)(b)	3,988,570	104,181,448
EnPro Industries Inc.(a)	1,370,500	116,862,535
ESCO Technologies Inc.(a)	1,735,568	188,986,000
Federal Signal Corp.(a)	4,035,135	154,545,670
Franklin Electric Co. Inc.(a)	2,557,769	201,910,285
Greenbrier Companies Inc. (The)(a)	2,192,130	103,512,379
Hillenbrand Inc.(a)	5,002,638	238,675,859
John Bean Technologies Corp.(a)(b)	2,114,962	282,009,033
Lindsay Corp.(a)	723,833	120,605,054
Lydall Inc.(a)(b)(c)	1,137,892	38,392,476
Meritor Inc.(a)(b)(c)	4,832,237	142,164,413
Mueller Industries Inc.(a)	3,807,047	157,421,393
Proto Labs Inc.(a)(b)(c)	1,840,003	224,020,365
SPX Corp.(a)(b)(c)	3,004,510	175,072,798
SPX FLOW Inc.(a)(b)	2,809,433	177,921,392
Standex International Corp.(a)	824,529	78,800,237
Tennant Co.(a)	1,235,509	98,704,814
Titan International Inc.(a)(b)	3,362,934	31,208,028
Wabash National Corp.(a)	3,473,622	65,304,094
Watts Water Technologies Inc., Class A(a)	1,831,059	217,548,120

		3,842,917,946

Marine — 0.4%
Matson Inc.(a)	2,895,159	193,107,105
SEACOR Holdings Inc.(a)(b)(c)	1,295,813	52,804,380

		245,911,485

Media — 0.7%
AMC Networks Inc., Class A(a)(b)(c)	1,996,925	106,156,533
EW Scripps Co. (The), Class A, NVS	3,819,994	73,611,284
Gannett Co. Inc.(a)(b)(c)	8,799,343	47,340,465
Meredith Corp.(a)	2,706,857	80,610,202
Scholastic Corp., NVS	2,000,845	60,245,443
TechTarget Inc.(a)(b)(c)	1,574,552	109,352,637

		477,316,564

Metals & Mining — 1.3%
Allegheny Technologies Inc.(a)(b)(c)	8,453,693	178,034,775
Arconic Corp.(a)(b)(c)	6,525,091	165,672,060
Carpenter Technology Corp.(a)	3,199,457	131,657,656
Century Aluminum Co.(b)(c)	3,365,138	59,428,337
Haynes International Inc.(a)	852,620	25,297,235
Kaiser Aluminum Corp.(a)	1,053,400	116,400,700
Materion Corp.(a)	1,357,744	89,936,963
Olympic Steel Inc.(a)(b)	613,466	18,066,574
SunCoke Energy Inc.(a)	5,530,119	38,766,134
TimkenSteel Corp.(a)(b)(c)	2,532,104	29,752,222
Warrior Met Coal Inc.	2,470,246	42,315,314

		895,327,970

Mortgage Real Estate Investment — 1.1%
Apollo Commercial Real Estate Finance Inc.(a)	8,571,358	119,741,871
ARMOUR Residential REIT Inc.(a)	4,349,695	53,066,279
Capstead Mortgage Corp.(a)	6,478,148	40,358,862

Security	Shares	Value

Mortgage Real Estate Investment (continued)
Granite Point Mortgage Trust Inc.(a)	3,661,417	$43,827,162
Invesco Mortgage Capital Inc.(a)	15,385,382	61,695,382
KKR Real Estate Finance Trust Inc.	1,818,529	33,442,748
New York Mortgage Trust Inc.(a)	25,193,994	112,617,153
PennyMac Mortgage Investment Trust	6,504,750	127,493,100
Ready Capital Corp.(a)	3,891,722	52,226,909
Redwood Trust Inc.(a)	7,484,110	77,909,585

		722,379,051

Multi-Utilities — 0.3%
Avista Corp.(a)	4,616,757	220,450,147

Multiline Retail — 0.7%
Big Lots Inc.(a)	2,250,953	153,740,090
Macy’s Inc.(a)	19,220,480	311,179,571

		464,919,661

Oil, Gas & Consumable Fuels — 2.2%
Bonanza Creek Energy Inc.(b)(c)	1,159,091	41,414,322
Callon Petroleum Co.(a)(b)(c)	3,074,777	118,532,653
CONSOL Energy Inc.(a)(b)(c)	2,019,620	19,630,706
Dorian LPG Ltd.(b)(c)	1,835,965	24,106,221
Green Plains Inc.(c)	2,206,498	59,729,901
Laredo Petroleum Inc.(b)(c)	608,100	18,279,486
Matador Resources Co.(a)(b)	7,315,939	171,558,770
Par Pacific Holdings Inc.(b)(c)	2,473,995	34,932,809
PBF Energy Inc., Class A(a)	6,411,296	90,719,838
PDC Energy Inc.(a)(b)(c)	6,650,885	228,790,444
Penn Virginia Corp.(a)(b)(c)	1,026,667	13,757,338
Range Resources Corp.(a)(b)(c)	17,234,994	178,037,488
Renewable Energy Group Inc.(a)(b)(c)	2,419,727	159,798,771
REX American Resources Corp.(a)(b)(c)	356,146	29,976,809
SM Energy Co.(a)(b)	7,108,966	116,373,773
Southwestern Energy Co.(a)(b)(c)	43,157,485	200,682,305
Talos Energy Inc.(b)(c)	2,125,736	25,593,862

		1,531,915,496

Paper & Forest Products — 0.4%
Clearwater Paper Corp.(a)(b)(c)	1,108,947	41,718,586
Glatfelter Corp.(a)	2,955,814	50,692,210
Mercer International Inc.	2,645,927	38,074,890
Neenah Inc.(a)	1,121,667	57,631,250
Schweitzer-Mauduit International Inc.(a)	2,096,278	102,654,734

		290,771,670

Personal Products — 0.8%
Edgewell Personal Care Co.(a)	3,615,993	143,193,323
elf Beauty Inc.(a)(b)(c)	2,561,579	68,727,165
Inter Parfums Inc.	1,182,114	83,847,346
Medifast Inc.(a)	784,781	166,232,311
USANA Health Sciences Inc.(b)(c)	793,093	77,405,877

		539,406,022

Pharmaceuticals — 1.4%
Amphastar Pharmaceuticals Inc.(a)(b)(c)	2,448,892	44,863,701
ANI Pharmaceuticals Inc.(a)(b)(c)	650,619	23,513,371
Collegium Pharmaceutical Inc.(a)(b)(c)	2,321,147	55,011,184
Corcept Therapeutics Inc.(a)(b)(c)	7,033,734	167,332,532
Endo International PLC(a)(b)(c)	15,303,389	113,398,112
Innoviva Inc.(b)(c)	4,187,992	50,046,504
Lannett Co. Inc.(a)(b)(c)	2,309,266	12,192,924
Pacira BioSciences Inc.(a)(b)(c)	2,922,122	204,811,531
Phibro Animal Health Corp., Class A(a)	1,354,938	33,060,487
Prestige Consumer Healthcare Inc.(a)(b)(c)	3,321,982	146,432,967

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Supernus Pharmaceuticals Inc.(a)(b)(c)	3,531,375	$92,451,398

		943,114,711

Professional Services — 1.4%
Exponent Inc.(a)	3,452,981	336,492,998
Forrester Research Inc.(c)	742,964	31,561,111
Heidrick & Struggles International Inc.(a)	1,296,162	46,298,907
Kelly Services Inc., Class A, NVS	2,237,102	49,820,261
Korn Ferry(a)(b)	3,599,172	224,480,358
ManTech International Corp./VA, Class A(a)	1,821,361	158,367,339
Resources Connection Inc.(a)	2,059,268	27,882,489
TrueBlue Inc.(a)(c)	2,375,826	52,315,688

		927,219,151

Real Estate Management & Development — 0.4%
Marcus & Millichap Inc.(b)(c)	1,601,239	53,961,754
RE/MAX Holdings Inc., Class A(a)	1,238,418	48,781,285
Realogy Holdings Corp.(a)(c)	7,694,368	116,415,788
St. Joe Co. (The)(b)	2,084,185	89,411,537

		308,570,364

Road & Rail — 1.0%
ArcBest Corp.(a)(b)	1,692,017	119,067,236
Heartland Express Inc.(b)	3,255,331	63,739,381
Marten Transport Ltd.	3,918,243	66,492,584
Saia Inc.(a)(b)(c)	1,755,007	404,669,514

		653,968,715

Semiconductors & Semiconductor Equipment — 3.8%
Advanced Energy Industries Inc.(a)(b)	2,552,894	278,699,438
Axcelis Technologies Inc.(a)(b)(c)	2,250,857	92,487,714
CEVA Inc.(a)(b)(c)	1,521,782	85,448,059
Cohu Inc.(a)(b)	3,145,517	131,608,431
Diodes Inc.(a)(b)(c)	2,804,065	223,876,550
DSP Group Inc.(a)(b)(c)	1,482,379	21,123,901
FormFactor Inc.(a)(b)(c)	5,182,394	233,777,793
Ichor Holdings Ltd.(a)(b)(c)	1,872,307	100,730,117
Kulicke & Soffa Industries Inc.(a)	4,137,711	203,202,987
MaxLinear Inc.(a)(b)(c)	4,521,535	154,093,913
Onto Innovation Inc.(a)(b)(c)	3,254,805	213,873,237
PDF Solutions Inc.(a)(b)(c)	1,957,020	34,795,816
Photronics Inc.(a)(b)(c)	4,226,958	54,358,680
Power Integrations Inc.(a)	4,002,898	326,156,129
Rambus Inc.(a)(b)(c)	7,443,410	144,699,890
SMART Global Holdings Inc.(b)(c)	940,260	43,270,765
Ultra Clean Holdings Inc.(a)(b)(c)	2,707,056	157,117,530
Veeco Instruments Inc.(a)(b)(c)	3,314,339	68,739,391

		2,568,060,341

Software — 2.7%
8x8 Inc.(a)(b)(c)	7,164,427	232,414,012
Agilysys Inc.(a)(b)(c)	1,354,295	64,951,988
Alarm.com Holdings Inc.(a)(b)(c)	3,007,753	259,809,704
BM Technologies Inc.(b)	285,618	3,069,572
Bottomline Technologies DE Inc.(a)(b)(c)	2,590,306	117,211,347
Ebix Inc.(a)(b)	1,575,465	50,462,144
LivePerson Inc.(a)(b)(c)	4,201,837	221,604,883
MicroStrategy Inc., Class A(a)(b)(c)	508,095	344,894,886
OneSpan Inc.(a)(b)(c)	2,263,962	55,467,069
Progress Software Corp.(a)	2,945,644	129,785,075
SPS Commerce Inc.(a)(b)(c)	2,371,833	235,546,735
Xperi Holding Corp.(a)	6,654,498	144,868,422

		1,860,085,837

Security	Shares	Value

Specialty Retail — 5.6%
Aaron’s Co. Inc. (The)(a)(b)	2,267,635	$58,232,867
Abercrombie & Fitch Co., Class A(a)	4,157,010	142,627,013
America’s Car-Mart Inc./TX(a)(b)(c)	409,735	62,431,322
Asbury Automotive Group Inc.(a)(b)(c)	1,288,359	253,162,543
Barnes & Noble Education Inc.(b)(c)	2,036,756	16,579,194
Bed Bath & Beyond Inc.(a)	8,079,546	235,518,766
Boot Barn Holdings Inc.(a)(b)(c)	1,935,430	120,596,643
Buckle Inc. (The)(b)	1,912,177	75,110,313
Caleres Inc.(a)	2,525,351	55,052,652
Cato Corp. (The), Class A(a)	1,329,928	15,959,136
Chico’s FAS Inc.(a)	8,001,755	26,485,809
Children’s Place Inc. (The)(a)(b)(c)	973,340	67,841,798
Conn’s Inc.(b)(c)	1,298,864	25,262,905
Designer Brands Inc. , Class A(a)	3,919,979	68,207,635
GameStop Corp., Class A(a)(b)(c)	3,645,620	692,011,588
Genesco Inc.(a)(b)(c)	953,555	45,293,862
Group 1 Automotive Inc.(a)	1,133,814	178,904,511
Guess? Inc.(b)	2,502,154	58,800,619
Haverty Furniture Companies Inc.(a)	1,118,079	41,581,358
Hibbett Sports Inc.(a)(b)(c)	1,107,536	76,298,155
Lumber Liquidators Holdings Inc.(a)(b)(c)	1,935,621	48,622,800
MarineMax Inc.(a)(b)(c)	1,475,465	72,828,952
Michaels Companies Inc. (The)(b)(c)	4,718,644	103,527,049
Monro Inc.(a)	2,226,891	146,529,428
ODP Corp. (The)(a)	3,565,762	154,361,837
Rent-A-Center Inc./TX(a)(b)	3,264,254	188,216,886
Sally Beauty Holdings Inc.(a)(b)(c)	7,519,599	151,369,528
Shoe Carnival Inc.(b)	574,103	35,525,494
Signet Jewelers Ltd.(a)(c)	3,488,649	202,271,869
Sleep Number Corp.(a)(b)(c)	1,691,354	242,692,385
Sonic Automotive Inc., Class A(a)(b)	1,560,504	77,354,183
Zumiez Inc.(a)(b)(c)	1,392,199	59,725,337

		3,798,984,437

Technology Hardware, Storage & Peripherals — 0.4%
3D Systems Corp.(a)(b)(c)	8,274,667	227,056,862
Diebold Nixdorf Inc.(a)(b)(c)	5,216,584	73,710,332

		300,767,194

Textiles, Apparel & Luxury Goods — 1.8%
Crocs Inc.(a)(c)	4,361,880	350,913,246
Fossil Group Inc.(a)(b)(c)	3,136,047	38,886,983
G-III Apparel Group Ltd.(a)(b)(c)	2,904,150	87,531,081
Kontoor Brands Inc.(a)	3,135,781	152,179,452
Movado Group Inc.(a)	1,106,683	31,485,131
Oxford Industries Inc.(a)	1,127,558	98,571,120
Steven Madden Ltd.(a)	5,156,970	192,148,702
Unifi Inc.(a)(c)	1,009,665	27,826,368
Vera Bradley Inc.(b)(c)	1,489,391	15,042,849
Wolverine World Wide Inc.(a)	5,497,604	210,668,185

		1,205,253,117

Thrifts & Mortgage Finance — 2.2%
Axos Financial Inc.(a)(b)(c)	3,418,149	160,687,184
Capitol Federal Financial Inc.(a)	8,372,248	110,890,425
Flagstar Bancorp. Inc.(a)	3,124,227	140,902,638
HomeStreet Inc.(a)	1,381,378	60,877,328
Meta Financial Group Inc.(a)(b)	2,079,739	94,232,974
Mr Cooper Group Inc.(b)(c)	4,187,001	145,540,155
NMI Holdings Inc., Class A(a)(b)(c)	5,692,015	134,559,235
Northfield Bancorp. Inc.(a)	3,126,690	49,776,905
Northwest Bancshares Inc.(a)	7,819,196	112,987,382

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Provident Financial Services Inc.(a)	4,806,575	$107,090,491
TrustCo Bank Corp. NY(a)	5,965,773	43,967,747
Walker & Dunlop Inc.(a)	1,953,899	200,743,583
WSFS Financial Corp.(a)	2,556,021	127,264,286

		1,489,520,333

Tobacco — 0.3%
Universal Corp./VA(a)	1,637,230	96,580,197
Vector Group Ltd.(a)	8,539,845	119,130,838

		215,711,035

Trading Companies & Distributors — 1.0%
Applied Industrial Technologies Inc.(a)	2,583,537	235,541,068
Boise Cascade Co.(a)	2,613,050	156,338,781
DXP Enterprises Inc./TX(a)(b)(c)	1,093,113	32,979,219
GMS Inc.(a)(b)(c)	2,854,445	119,173,079
NOW Inc.(a)(b)(c)	7,343,086	74,091,738
Veritiv Corp.(a)(c)	830,503	35,329,598

		653,453,483

Water Utilities — 0.5%
American States Water Co.(a)	2,459,419	185,981,265
California Water Service Group(a)	3,354,170	188,973,938

		374,955,203

Wireless Telecommunication Services — 0.3%
Shenandoah Telecommunications Co.(a)	3,328,199	162,449,393
Spok Holdings Inc.(a)	1,185,502	12,435,916

		174,885,309

Total Common Stocks — 98.5% (Cost: $49,651,268,198)		67,259,291,362

Security	Shares	Value

Short-Term Investments

Money Market Funds — 5.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(a)(d)(e)	2,958,897,794	$2,960,673,133
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(d)	849,990,000	849,990,000

		3,810,663,133

Total Short-Term Investments — 5.6% (Cost: $3,808,915,022)		3,810,663,133

Total Investments in Securities — 104.1% (Cost: $53,460,183,220)		71,069,954,495

Other Assets, Less Liabilities — (4.1)%		(2,796,942,410)

Net Assets — 100.0%		$68,273,012,085

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Non-income producing security.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds
3D Systems Corp.	$55,372,565	$36,405,333	$(20,493,183)	$4,513,721	$151,258,426	$227,056,862	8,274,667	$—	$—
8x8 Inc.	84,047,719	54,002,649	(26,276,309)	6,218,234	114,421,719	232,414,012	7,164,427	—	—
AAON Inc.(a)	N/A	46,742,780	(29,089,153)	11,557,307	77,744,252	190,318,614	2,718,449	949,210	—
AAR Corp.	35,321,141	17,381,532	(9,968,519)	(769,886)	50,313,098	92,277,366	2,215,543	—	—
Aaron’s Co. Inc. (The)	—	44,060,314	(1,841,630)	220,237	15,793,946	58,232,867	2,267,635	227,160	—
Abercrombie & Fitch Co., Class A	34,878,066	21,523,380	(14,427,944)	484,777	100,168,734	142,627,013	4,157,010	—	—
ABM Industries Inc.	97,890,197	47,042,594	(28,814,724)	3,298,190	108,653,228	228,069,485	4,471,074	3,930,163	—
Acadia Realty Trust	65,180,717	11,701,965	(7,991,235)	(6,077,694)	41,419,833	104,233,586	5,494,654	505,615	—
Acorda Therapeutics Inc.(b)	2,887,653	32,412	(2,298,349)	(42,124,497)	41,502,781	—	—	—	—
Addus HomeCare Corp.	55,362,440	33,713,722	(14,608,938)	2,462,322	27,829,262	104,758,808	1,001,614	—	—
ADTRAN Inc.	22,222,318	11,387,008	(6,657,021)	(530,896)	27,321,051	53,742,460	3,221,970	1,086,580	—

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds
Advanced Energy Industries Inc.	$112,389,831	$59,925,711	$(36,144,499)	$13,573,608	$128,954,787	$278,699,438	2,552,894	$253,744	$—
AdvanSix Inc.	16,110,713	8,742,759	(5,184,365)	(1,048,173)	31,469,466	50,090,400	1,867,651	—	—
Aegion Corp.	34,072,989	9,625,447	(6,719,235)	(511,504)	22,246,847	58,714,544	2,042,245	—	—
Aerojet Rocketdyne Holdings Inc.	183,225,397	58,380,627	(38,312,418)	12,109,303	10,288,964	225,691,873	4,806,045	24,116,865	—
Aerovironment Inc.	79,636,315	38,027,732	(19,149,384)	8,171,860	67,040,558	173,727,081	1,496,873	—	—
Agilysys Inc.	20,888,644	12,107,704	(7,420,152)	2,381,710	36,994,082	64,951,988	1,354,295	—	—
Agree Realty Corp.	170,663,190	136,984,585	(40,365,218)	6,015,072	11,467,692	284,765,321	4,230,654	7,417,278	—
Alamo Group Inc.(a)	N/A	22,855,509	(13,034,221)	3,896,213	39,924,657	102,876,929	658,834	323,448	—
Alarm.com(a)	N/A	81,352,274	(29,482,121)	9,223,483	98,362,278	259,809,704	3,007,753	—	—
Albany International Corp., Class A	87,914,765	36,324,911	(22,321,376)	2,482,328	66,402,697	170,803,325	2,046,284	1,521,016	—
Alexander & Baldwin Inc.	46,476,651	21,236,505	(10,827,814)	(1,629,546)	25,856,946	81,112,742	4,831,015	1,429,063	—
Allegheny Technologies Inc.	—	98,763,055	(12,884,130)	3,089,438	89,066,412	178,034,775	8,453,693	—	—
Allegiance Bancshares Inc.	28,241,924	7,309,082	(4,848,721)	(717,571)	20,153,577	50,138,291	1,236,761	500,964	—
Allegiant Travel Co.(a)	N/A	38,454,944	(23,784,133)	1,551,448	83,575,414	213,636,213	875,343	—	—
Allscripts Healthcare Solutions Inc.	—	101,269,219	(40,554,932)	5,964,753	73,394,003	140,073,043	9,328,874	—	—
AMAG Pharmaceuticals Inc.(b)	12,892,203	2,776,743	(30,611,270)	(16,291,923)	31,234,247	—	—	—	—
AMC Networks Inc., Class A	—	71,302,205	(5,292,530)	1,293,907	38,852,951	106,156,533	1,996,925	—	—
American Assets Trust Inc.(a)	N/A	25,693,041	(13,843,861)	(2,070,191)	(22,003,492)	108,473,164	3,343,809	1,746,928	—
American Axle & Manufacturing Holdings Inc.	24,562,003	16,838,134	(9,906,674)	(4,156,209)	45,691,322	73,028,576	7,559,894	—	—
American Equity Investment Life Holding Co.	102,759,559	14,060,901	(7,484,745)	(2,098,762)	72,656,800	179,893,753	5,705,479	1,797,594	—
American Public Education Inc.	22,293,164	17,311,795	(5,774,673)	(1,725)	10,336,106	44,164,667	1,239,536	—	—
American States Water Co.	182,193,801	53,208,227	(34,538,863)	8,352,309	(23,234,209)	185,981,265	2,459,419	3,034,361	—
American Vanguard Corp.	23,369,659	7,105,053	(4,347,550)	(259,965)	10,462,725	36,329,922	1,780,006	70,148	—
American Woodmark Corp.	43,163,084	30,821,059	(14,422,795)	1,557,033	50,533,130	111,651,511	1,132,598	—	—
America’s CarMart Inc./TX(a)	N/A	11,709,373	(8,232,031)	316,514	13,404,289	62,431,322	409,735	—	—
Ameris Bancorp.	94,135,837	24,009,363	(11,138,905)	(4,499,791)	129,069,160	231,575,664	4,410,125	2,576,172	—
AMERISAFE Inc.	74,699,648	16,824,230	(8,904,339)	3,039,448	(3,106,347)	82,552,640	1,289,885	5,499,576	—

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds
AMN Healthcare Services Inc.	$163,380,656	$54,875,265	$(34,311,682)	$10,751,327	$37,075,383	$231,770,949	3,144,789	$—	$—
Amphastar Pharmaceuticals Inc.(a)	N/A	14,309,223	(7,176,798)	320,924	(3,722,726)	44,863,701	2,448,892	—	—
Andersons Inc. (The)	36,982,463	11,912,875	(9,757,518)	(3,766,762)	21,031,496	56,402,554	2,059,991	1,389,271	—
AngioDynamics Inc.	23,739,879	9,287,411	(5,621,798)	(143,664)	31,920,937	59,182,765	2,529,178	—	—
ANI Pharmaceuticals Inc.(a)	N/A	5,176,261	(2,459,379)	(374,481)	(12,066,482)	23,513,371	650,619	—	—
Anika Therapeutics Inc.	25,169,971	8,822,572	(5,287,143)	(751,409)	11,211,058	39,165,049	960,163	—	—
Anixter International Inc.(b)	160,065,398	11,442,999	(189,332,667)	46,832,708	(29,008,438)	—	—	—	—
Apogee Enterprises Inc.	33,448,746	13,416,990	(9,507,112)	(1,969,671)	35,555,957	70,944,910	1,735,443	1,268,615	—
Apollo Commercial Real Estate Finance Inc.	64,465,131	20,619,847	(26,250,301)	(10,162,194)	71,069,388	119,741,871	8,571,358	2,281,048	—
Applied Industrial Technologies Inc.	106,930,027	50,639,331	(30,488,913)	4,168,855	104,291,768	235,541,068	2,583,537	3,135,829	—
Applied Optoelectronics Inc.	8,818,897	6,470,606	(1,918,129)	(807,177)	1,206,821	13,771,018	1,647,251	—	—
ArcBest Corp.	27,037,617	17,870,433	(11,780,056)	1,723,243	84,215,999	119,067,236	1,692,017	512,153	—
Archrock Inc.	29,028,779	18,266,341	(10,988,640)	(1,485,949)	46,450,766	81,271,297	8,563,888	4,665,612	—
Arconic Corp.	—	87,062,494	(21,538,053)	8,662,570	91,485,049	165,672,060	6,525,091	—	—
Arcosa Inc.	116,349,063	44,569,908	(28,115,440)	6,326,138	69,889,422	209,019,091	3,211,232	601,795	—
Arlo Technologies Inc.	11,130,204	8,187,061	(3,981,610)	808,622	17,383,192	33,527,469	5,338,769	—	—
Armada Hoffler Properties Inc.	35,880,224	11,406,632	(5,089,786)	(422,113)	7,787,813	49,562,770	3,952,374	539,954	—
ARMOUR Residential REIT Inc.	31,745,919	11,364,755	(6,531,001)	(1,998,101)	18,484,707	53,066,279	4,349,695	(791,198)	—
Asbury Automotive Group Inc.	64,652,348	42,640,826	(26,361,937)	8,315,305	163,916,001	253,162,543	1,288,359	—	—
Astec Industries Inc.	47,970,972	23,128,727	(14,954,066)	2,253,776	55,219,237	113,618,646	1,506,479	627,492	—
Atlas Air Worldwide Holdings Inc.	40,180,532	29,619,684	(16,047,561)	3,973,094	52,431,591	110,157,340	1,822,590	—	—
Avista Corp.	171,498,988	51,881,978	(28,850,537)	(1,289,144)	27,208,862	220,450,147	4,616,757	6,997,586	—
Axcelis Technologies Inc.	35,916,219	18,349,635	(9,495,824)	1,668,829	46,048,855	92,487,714	2,250,857	—	—
Axos Financial Inc.	58,925,636	25,732,438	(17,554,240)	(1,535,896)	95,119,246	160,687,184	3,418,149	—	—
AZZ Inc.	44,745,866	19,534,310	(15,274,831)	(1,297,039)	37,506,551	85,214,857	1,692,450	1,114,121	—
B&G Foods Inc.	70,098,660	33,179,623	(20,270,078)	4,012,705	47,015,818	134,036,728	4,315,413	6,367,424	—
Badger Meter Inc.	94,405,573	42,273,268	(25,816,306)	9,468,583	60,470,852	180,801,970	1,942,645	1,306,024	—
Balchem Corp.	192,146,634	64,830,757	(40,653,214)	9,554,473	44,898,094	270,776,744	2,159,132	1,200,993	—
Banc of California Inc.	22,093,704	11,224,622	(7,579,349)	(2,104,984)	29,929,273	53,563,266	2,962,570	680,750	—

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BankUnited Inc.	$—	$138,481,733		$(3,458,576)	$468,574	$116,861,434	$252,353,165	5,741,824	$2,599,757		$—
Banner Corp.	66,067,808	3,576,307		—	—	42,036,158	111,680,273	2,094,136	3,361,463		—
Barnes & Noble Education Inc.(c)	3,406,286	1,950,572		(2,322,767)	(6,012,314)	14,419,577	N/A	N/A	—		—
Barnes Group Inc.	120,648,178	38,346,968		(25,845,637)	(3,321,145)	24,037,724	153,866,088	3,105,896	1,894,574		—
Bed Bath & Beyond Inc.	—	108,265,620		(28,318,702)	7,471,343	148,100,505	235,518,766	8,079,546	—		—
Benchmark Electronics Inc.	45,508,954	16,017,889		(11,717,012)	(1,298,394)	26,437,777	74,949,214	2,423,972	1,480,996		—
Berkshire Hills Bancorp. Inc.	38,612,209	11,884,455		(3,806,356)	(4,710,172)	28,133,613	70,113,749	3,141,297	1,728,984		—
Big Lots Inc.	33,988,544	31,541,719		(40,033,154)	8,835,131	119,407,850	153,740,090	2,250,953	2,865,490		—
BioTelemetry Inc.(b)	79,197,317	27,106,746		(177,846,821)	79,569,471	(8,026,713)	—	—	—		—
BJ’s Restaurants Inc.	16,106,872	20,745,857		(7,928,547)	387,199	60,554,061	89,865,442	1,547,270	(133,853)		—
BlackRock Cash Funds: Institutional, SL Agency Shares	2,493,927,442	9,762,123,260	(d)	(9,297,084,768)	(289,759)	1,996,958	2,960,673,133	2,958,897,794	29,339,816	(e)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	57,736,000	4,315,440,000	(d)	(3,523,186,000)	—	—	849,990,000	849,990,000	251,723		—
Bloomin’ Brands Inc.	37,525,398	26,327,653		(23,071,927)	(844,589)	104,809,936	144,746,471	5,351,071	—		—
Blucora Inc.	35,682,291	11,770,295		(7,637,930)	(4,713,259)	18,525,346	53,626,743	3,222,761	—		—
Boise Cascade Co.	56,394,294	32,148,624		(20,605,655)	3,573,394	84,828,124	156,338,781	2,613,050	4,840,198		—
Bonanza Creek Energy Inc.(c)	12,640,286	4,648,300		(3,708,364)	(721,932)	25,101,246	N/A	—	—		—
Boot Barn Holdings Inc.	22,425,546	20,558,398		(11,775,109)	1,838,895	87,548,913	120,596,643	1,935,430	—		—
Boston Private Financial Holdings Inc.	35,933,705	768,152		(518,850)	(801,960)	32,261,536	67,642,583	5,078,272	1,513,521		—
Bottomline Technologies DE Inc.	84,512,664	33,904,878		(19,540,584)	4,560,484	13,773,905	117,211,347	2,590,306	—		—
Brandywine Realty Trust	—	144,692,996		(17,834,176)	1,929,240	18,046,910	146,834,970	11,373,739	4,243,604		—
Briggs & Stratton Corp.(b)	4,900,671	331,199		(3,910,086)	(44,346,163)	43,024,379	—	—	—		—
BrightSphere Investment Group Inc.	—	55,223,482		(7,897,732)	1,956,056	31,699,734	80,981,540	3,973,579	114,341		—
Brinker International Inc.	—	92,945,878		(13,942,909)	4,349,963	131,276,479	214,629,411	3,020,397	—		—
Bristow Group Inc.(f)	6,782,478	31,710,631		(5,066,142)	(1,398,492)	8,124,009	40,152,484	1,551,487	—		—
Brookline Bancorp. Inc.	54,150,689	1,152,015		(481,627)	(487,819)	18,774,357	73,107,615	4,873,841	2,222,828		—
Brooks Automation Inc.(b)	133,417,187	50,752,463		(348,747,750)	193,931,884	(29,353,784)	—	—	1,361,114		—

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds
Cadence Bancorp.	$49,786,976	$2,087,192	$(1,311,012)	$(1,031,006)	$110,670,969	$160,203,119	7,728,081	$2,504,393	$—
CalAmp Corp.	9,600,174	5,903,551	(3,430,690)	(2,014,674)	15,607,694	25,666,055	2,365,535	—	—
Calavo Growers Inc.	57,417,876	21,164,846	(12,822,001)	243,511	20,191,152	86,195,384	1,110,193	1,182,860	—
Caleres Inc.	13,115,482	8,147,653	(7,331,844)	(6,880,871)	48,002,232	55,052,652	2,525,351	701,076	—
California Water Service Group	146,581,003	48,559,604	(25,227,438)	7,317,186	11,743,583	188,973,938	3,354,170	2,666,198	—
Callaway Golf Co.(c)	58,654,174	36,886,523	(23,726,790)	5,903,594	24,213,703	N/A	N/A	56,347	—
Callon Petroleum Co.	13,039,937	23,594,106	(3,814,045)	(12,325,879)	98,038,534	118,532,653	3,074,777	—	—
Cal-Maine Foods Inc.(a)	N/A	43,115,020	(15,887,275)	71,741	(8,577,263)	95,893,054	2,495,915	—	—
Capitol Federal Financial Inc.	—	93,598,194	(3,879,547)	27,645	21,144,133	110,890,425	8,372,248	2,467,322	—
Capri Holdings Ltd.(a)(c)	N/A	172,332,120	(436,260,386)	263,928,266	—	N/A	N/A	—	—
Capstead Mortgage Corp.	24,498,419	8,260,974	(5,490,016)	(1,863,960)	14,953,445	40,358,862	6,478,148	(96,252)	—
Cardiovascular Systems Inc.	74,988,040	36,285,058	(15,623,132)	269,577	6,742,133	102,661,676	2,677,665	—	—
Cardtronics PLC, Class A(a)	N/A	19,141,064	(11,496,626)	(1,180,161)	17,445,103	93,625,525	2,413,029	—	—
CareTrust REIT Inc.	85,508,814	20,843,346	(13,882,180)	759,169	49,611,845	142,840,994	6,134,464	5,300,120	—
Carpenter Technology Corp.	—	85,466,288	(11,357,794)	1,243,387	56,305,775	131,657,656	3,199,457	1,821,098	—
Cato Corp. (The) Class A	14,027,412	3,665,554	(3,213,771)	(3,764,868)	5,244,809	15,959,136	1,329,928	—	—
Cavco Industries Inc.	75,729,701	30,305,237	(20,205,550)	4,273,482	38,379,769	128,482,639	569,490	—	—
CBL & Associates Properties Inc.(b)	2,005,991	—	(2,784,439)	(60,058,590)	60,837,038	—	—	—	—
Cedar Realty Trust Inc.(b)	5,157,363	456,196	(4,730,151)	(23,632,364)	22,748,956	—	—	55,222	—
Centerspace(g)	39,033,775	19,643,943	(9,064,666)	24,944	9,145,828	58,783,824	864,468	1,337,485	—
Central Garden & Pet Co.	16,700,200	6,713,558	(4,833,587)	1,683,003	17,506,905	37,770,079	651,096	—	—
Central Pacific Financial Corp.	22,666,499	1,458,701	—	—	16,528,503	40,653,703	1,523,752	1,379,269	—
Century Communities Inc.	25,199,154	22,396,400	(13,753,596)	2,909,480	79,857,437	116,608,875	1,933,171	—	—
CEVA Inc.	33,359,008	19,084,054	(10,018,129)	3,177,828	39,845,298	85,448,059	1,521,782	—	—
Chart Industries Inc.	62,654,238	61,150,450	(35,296,154)	9,578,797	239,193,200	337,280,531	2,369,375	—	—
Chatham Lodging Trust	17,273,936	8,308,760	(4,824,717)	(2,691,550)	23,356,132	41,422,561	3,147,611	(504,061)	—
Cheesecake Factory Inc. (The)	—	82,257,108	(13,705,139)	3,488,823	92,385,122	164,425,914	2,810,219	—	—
Chefs’ Warehouse Inc. (The)	15,839,314	17,605,244	(7,537,900)	(830,082)	40,085,832	65,162,408	2,139,278	—	—
Chesapeake Utilities Corp.	—	112,112,721	(10,709,384)	1,147,186	32,573,097	135,123,620	1,164,056	980,321	—

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds
Chico’s FAS Inc.	$9,503,974	$3,738,295	$(2,427,541)	$(4,002,202)	$19,673,283	$26,485,809	8,001,755	$—	$—
Children’s Place Inc. (The)	17,177,827	11,617,470	(6,871,399)	(1,695,794)	47,613,694	67,841,798	973,340	—	—
Chuy’s Holdings Inc.	10,488,237	11,430,345	(4,951,836)	302,763	40,882,541	58,152,050	1,312,095	—	—
Cincinnati Bell Inc.	44,700,810	553,186	(518,972)	(210,311)	2,369,752	46,894,465	3,055,014	—	—
CIRCOR International Inc.	14,353,455	10,682,220	(6,322,015)	(2,542,104)	30,454,478	46,626,034	1,339,059	—	—
City Holding Co.	66,028,963	4,138,035	(4,361,283)	(375,846)	15,315,614	80,745,483	987,350	2,263,963	—
Clearwater Paper Corp.	21,793,555	10,397,341	(6,263,465)	1,149,375	14,641,780	41,718,586	1,108,947	—	—
ClevelandCliffs Inc.(b)	94,798,930	133,362,787	(442,914,361)	111,866,117	102,886,527	—	—	1,439,476	—
Cogent Communications Holdings Inc.	206,710,634	52,558,259	(34,355,029)	7,970,778	(38,812,499)	194,072,143	2,822,457	3,073,965	—
Coherus Biosciences Inc.	—	87,377,109	(8,065,083)	126,174	(16,868,523)	62,569,677	4,282,661	—	—
Cohu Inc.	30,909,035	36,174,821	(12,197,308)	2,997,239	73,724,644	131,608,431	3,145,517	—	—
Collegium Pharmaceutical Inc.	—	59,406,738	(1,107,134)	4,155	(3,292,575)	55,011,184	2,321,147	—	—
Columbia Banking System Inc.	116,062,090	6,564,306	(1,121,216)	(625,973)	72,596,487	193,475,694	4,490,037	4,896,107	—
Comfort Systems USA Inc.	81,561,179	33,676,282	(24,379,726)	6,779,823	82,699,009	180,336,567	2,411,884	1,000,896	—
Community Bank System Inc.	182,510,614	24,651,888	(9,521,836)	1,450,158	57,506,965	256,597,789	3,344,601	5,425,551	—
Community Health Systems Inc.	23,689,010	20,533,179	(9,365,926)	1,469,476	73,413,654	109,739,393	8,116,819	—	—
Community Healthcare Trust Inc.	47,502,379	22,032,885	(9,571,525)	1,979,514	7,514,758	69,458,011	1,506,028	1,805,845	—
Computer Programs & Systems Inc.	16,813,902	5,779,098	(3,053,911)	(214,847)	6,772,968	26,097,210	852,850	155,250	—
Comtech Telecommunications Corp.	19,943,705	10,308,386	(4,874,828)	(407,069)	18,143,998	43,114,192	1,735,676	619,122	—
CONMED Corp.	98,332,590	51,921,672	(28,998,851)	7,969,333	122,707,395	251,932,139	1,929,184	1,456,276	—
CONSOL Energy Inc.	5,998,113	5,106,160	(2,045,391)	(2,885,407)	13,457,231	19,630,706	2,019,620	—	—
Consolidated Communications Holdings Inc.	19,946,063	5,340,840	(4,861,012)	(3,010,092)	17,713,253	35,129,052	4,879,035	—	—
Cooper Tire & Rubber Co.	49,771,398	34,186,380	(21,175,345)	2,838,533	122,576,740	188,197,706	3,361,874	1,334,264	—
Cooper-Standard Holdings Inc.	10,834,121	7,548,859	(3,911,250)	(7,326,422)	33,942,273	41,087,581	1,131,266	—	—
Corcept Therapeutics Inc.	73,991,518	40,784,233	(22,676,863)	4,754,850	70,478,794	167,332,532	7,033,734	—	—
Core Laboratories NV	—	72,839,674	(11,492,240)	884,605	23,397,626	85,629,665	2,974,285	111,252	—
CoreCivic Inc.	—	85,279,654	(7,989,643)	(383,182)	(4,660,181)	72,246,648	7,983,055	—	—

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds
Core-Mark Holding Co. Inc.	$78,766,319	$24,946,597	$(16,482,361)	$639,017	$28,725,877	$116,595,449	3,013,581	$1,428,646	$—
Covetrus Inc.(c)	48,085,544	48,025,085	(26,740,548)	9,684,648	14,176,113	N/A	N/A	—	—
Crocs Inc.	70,795,291	67,245,078	(53,853,006)	18,957,792	247,768,091	350,913,246	4,361,880	—	—
Cross Country Healthcare Inc.	15,121,749	5,169,632	(3,755,074)	(1,591,810)	14,527,394	29,471,891	2,359,639	—	—
CryoLife Inc.	38,393,104	16,120,866	(8,546,208)	951,254	11,683,310	58,602,326	2,595,320	—	—
CSG Systems International Inc.	83,425,464	27,615,463	(19,437,670)	2,134,641	3,882,949	97,620,847	2,174,668	2,009,368	—
CTS Corp.	49,370,709	15,988,844	(10,094,966)	659,308	11,045,907	66,969,802	2,156,143	330,822	—
Cubic Corp.	78,167,154	33,064,689	(19,033,921)	(2,767)	65,631,504	157,826,659	2,116,490	549,671	—
Customers Bancorp. Inc.	19,084,206	4,775,741	(2,482,086)	(923,306)	39,393,551	59,848,106	1,880,833	3,570,235	—
Cutera Inc.	11,609,818	9,115,553	(4,051,361)	(1,787,576)	20,413,962	35,300,396	1,174,722	—	—
CVB Financial Corp.	161,465,698	22,328,458	(16,010,760)	(2,222,224)	17,839,794	183,400,966	8,302,443	7,262,402	—
Cytokinetics Inc.	42,449,695	39,884,261	(14,814,148)	5,960,977	36,887,799	110,368,584	4,744,995	—	—
Daktronics Inc.	11,762,586	3,084,867	(2,392,829)	(1,608,750)	4,770,489	15,616,363	2,490,648	—	—
Dave & Buster’s Entertainment Inc.	24,810,615	35,949,787	(11,413,417)	(2,162,405)	104,924,983	152,109,563	3,175,565	—	—
Deluxe Corp.	—	90,832,735	(10,970,768)	862,141	36,762,381	117,486,489	2,799,964	2,406,254	—
Denbury Resources Inc.(b)	5,547,347	991,481	(1,550,405)	(69,323,820)	64,335,397	—	—	—	—
Designer Brands Inc., Class A	16,797,874	9,620,050	(5,308,866)	(1,874,365)	48,972,942	68,207,635	3,919,979	—	—
Diamondback Energy Inc.(b)(h)	4,820,246	8,185,365	(66,453,069)	(2,695,666)	56,143,124	—	—	—	—
DiamondRock Hospitality Co.	61,532,440	24,593,110	(8,573,270)	(3,619,035)	68,167,502	142,100,747	13,796,189	—	—
Diebold Nixdorf Inc.	16,366,902	13,334,882	(7,671,900)	801,404	50,879,044	73,710,332	5,216,584	—	—
Digi International Inc.	16,342,306	14,227,701	(4,859,188)	847,570	15,455,277	42,013,666	2,212,410	—	—
Dime Community Bancshares Inc.	25,579,652	34,830,026	(6,597,617)	(1,584,835)	18,247,930	70,475,156	2,338,260	1,310,305	—
Dine Brands Global Inc.	29,527,523	17,945,065	(11,410,979)	(1,873,823)	65,660,526	99,848,312	1,109,056	—	—
Diodes Inc.(a)	N/A	50,478,218	(30,331,551)	11,083,965	115,852,030	223,876,550	2,804,065	—	—
Diversified Healthcare Trust	—	85,088,467	(7,952,541)	(1,210,999)	71,863	75,996,790	15,898,910	—	—
DMC Global Inc.	20,389,184	12,695,966	(5,902,099)	(510,947)	29,044,343	55,716,447	1,026,842	—	—
Donnelley Financial Solutions Inc.	9,952,105	8,165,179	(6,720,697)	(1,745,487)	45,325,840	54,976,940	1,975,456	—	—
Dorman Products Inc.	97,558,569	46,190,044	(32,652,021)	6,834,906	77,988,350	195,919,848	1,908,806	—	—
Dril-Quip Inc.	66,766,666	20,280,187	(13,510,143)	(2,847,799)	7,783,501	78,472,412	2,361,493	—	—
DSP Group Inc.	18,650,093	6,256,093	(4,427,153)	491,527	153,341	21,123,901	1,482,379	—	—
DXP Enterprises Inc./TX	12,166,836	6,182,341	(3,472,159)	(1,113,846)	19,216,047	32,979,219	1,093,113	—	—
Eagle Bancorp. Inc.	61,341,556	4,991,632	(4,975,061)	(2,074,650)	48,458,685	107,742,162	2,024,848	1,763,880	—

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/20		Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds
Eagle Pharmaceuticals Inc./DE(a)	$	N/A	$13,761,646	$(6,845,820)	$(965,616)	$(10,662,238)	$32,325,501	774,449	$—	$—
Easterly Government Properties Inc.		110,558,177	32,540,703	(14,649,661)	2,592,677	(21,361,829)	109,680,067	5,290,886	2,767,081	—
Ebix Inc.(a)		N/A	12,925,135	(6,456,165)	(1,694,814)	(16,208,832)	50,462,144	1,575,465	435,152	—
Echo Global Logistics Inc.		28,206,749	11,138,669	(7,760,025)	57,500	23,885,464	55,528,357	1,767,856	—	—
Edgewell Personal Care Co.		—	142,003,261	(1,849,140)	(14,306)	3,053,508	143,193,323	3,615,993	—	—
eHealth Inc.		212,136,177	43,371,935	(24,982,048)	6,661,542	(111,537,003)	125,650,603	1,727,631	—	—
El Paso Electric Co.(b)		167,492,993	14,629,106	(182,908,844)	43,108,196	(42,321,451)	—	—	1,508,039	—
elf Beauty Inc.		—	64,889,427	(2,775,989)	31,679	6,582,048	68,727,165	2,561,579	—	—
Emergent BioSolutions Inc.(b)		153,613,208	18,660,962	(256,294,011)	117,088,086	(33,068,245)	—	—	—	—
Employers Holdings Inc.		74,019,750	—	(4,375,495)	(1,921,162)	5,108,806	72,831,899	1,691,405	1,731,142	—
Enanta Pharmaceuticals Inc.(a)		N/A	19,495,254	(9,027,758)	(850,958)	(9,346,709)	59,133,299	1,198,972	—	—
Encore Capital Group Inc.		39,311,459	26,193,645	(10,975,793)	784,916	28,831,927	84,146,154	2,091,627	—	—
Encore Wire Corp.		53,551,233	20,821,422	(14,435,477)	1,294,037	31,260,969	92,492,184	1,377,807	131,131	—
Endo International PLC		45,181,410	24,922,623	(10,759,773)	276,433	53,777,419	113,398,112	15,303,389	—	—
Enerpac Tool Group Corp.		54,971,619	29,473,948	(14,151,357)	(1,550,002)	35,437,240	104,181,448	3,988,570	148,389	—
Enova International Inc.		30,041,595	20,595,998	(10,847,507)	(2,413,130)	48,536,019	85,912,975	2,421,448	—	—
EnPro Industries Inc.		49,772,483	24,281,644	(15,738,583)	84,536	58,462,455	116,862,535	1,370,500	1,366,193	—
Ensign Group Inc. (The)		114,124,085	62,664,612	(34,687,804)	15,791,051	163,698,111	321,590,055	3,427,004	662,780	—
ePlus Inc.		51,455,355	20,123,017	(13,156,291)	2,944,405	28,408,656	89,775,142	900,995	—	—
ESCO Technologies Inc.		119,330,368	44,737,309	(27,713,966)	9,359,210	43,273,079	188,986,000	1,735,568	655,872	—
Essential Properties Realty Trust Inc.(a)(c)		N/A	22,361,638	(10,199,293)	860,033	—	N/A	N/A	4,548,788	—
Ethan Allen Interiors Inc.		15,126,039	6,773,725	(6,149,070)	(3,066,952)	27,664,463	40,348,205	1,461,362	945,256	—
EVERTEC Inc.		82,101,919	37,492,107	(23,412,294)	7,281,184	45,121,632	148,584,548	3,992,062	748,901	—
ExlService Holdings Inc.		107,332,063	47,437,467	(33,677,109)	7,444,686	72,633,655	201,170,762	2,231,264	—	—
Exponent Inc.		225,503,000	79,441,251	(50,090,776)	20,260,482	61,379,041	336,492,998	3,452,981	2,536,779	—
Express Inc.(b)		6,312,139	664,147	(4,469,221)	(21,839,270)	19,332,205	—	—	—	—
Exterran Corp.(b)		8,446,637	2,187,684	(8,857,690)	(27,724,163)	25,947,532	—	—	—	—
Fabrinet		122,153,129	49,411,199	(31,855,147)	11,414,238	71,021,305	222,144,724	2,457,625	—	—
FARO Technologies Inc.		47,124,521	22,954,918	(12,808,023)	3,404,896	43,297,548	103,973,860	1,201,038	—	—
Federal Signal Corp.		99,871,043	35,007,145	(22,059,162)	7,397,021	34,329,623	154,545,670	4,035,135	1,265,321	—
Ferro Corp.		46,419,956	20,484,021	(12,579,499)	(1,704,157)	40,062,842	92,683,163	5,497,222	—	—

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds
First Bancorp./Puerto Rico	$69,833,719	$4,549,149	$(2,826,070)	$(2,159,767)	$81,567,287	$150,964,318	13,407,133	$2,934,364	$—
First Bancorp./Southern Pines NC	—	55,274,591	—	—	21,524,311	76,798,902	1,765,492	670,887	—
First Common-wealth Financial Corp.	53,688,250	1,483,322	(1,143,836)	(404,910)	31,420,012	85,042,838	5,918,082	2,595,049	—
First Financial Bancorp.	87,910,061	3,509,065	(2,072,076)	(2,596,687)	57,530,221	144,280,584	6,011,691	5,501,091	—
First Hawaiian Inc.	—	190,490,191	(23,819,500)	2,219,607	69,949,902	238,840,200	8,726,350	6,482,303	—
First Midwest Bancorp. Inc.	87,378,714	10,029,912	(4,012,597)	(2,674,956)	62,926,812	153,647,885	7,012,683	3,934,068	—
Flagstar Bancorp. Inc.(a)	N/A	47,597,892	(15,137,637)	(449,853)	42,298,279	140,902,638	3,124,227	577,163	—
FormFactor Inc.	92,014,671	51,408,418	(26,748,284)	9,158,084	107,944,904	233,777,793	5,182,394	—	—
Forward Air Corp.	86,332,165	34,836,468	(24,809,425)	2,614,378	63,988,767	162,962,353	1,834,955	1,379,080	—
Fossil Group Inc.	9,325,232	6,943,401	(4,061,998)	91,950	26,588,398	38,886,983	3,136,047	—	—
Four Corners Property Trust Inc.	78,454,791	41,119,958	(17,139,893)	609,505	35,512,123	138,556,484	5,056,806	4,593,126	—
Fox Factory Holding Corp.(b)	97,897,548	32,729,548	(201,998,164)	72,711,117	(1,340,049)	—	—	—	—
Franklin Electric Co. Inc.	109,726,888	44,106,455	(28,138,055)	7,161,230	69,053,767	201,910,285	2,557,769	1,537,715	—
Franklin Financial Network Inc.(b)	16,520,590	2,094,324	(31,844,277)	1,828	13,227,535	—	—	48,792	—
Franklin Street Properties Corp.	37,382,297	8,119,574	(7,652,304)	(7,572,205)	4,880,643	35,158,005	6,451,010	1,922,813	—
GameStop Corp., Class A	14,042,077	34,473,584	(42,579,517)	14,248,038	671,827,406	692,011,588	3,645,620	—	—
Gannett Co. Inc.	11,732,442	2,013,124	(2,526,807)	(828,935)	36,950,641	47,340,465	8,799,343	—	—
Garrett Motion Inc.(b)	13,196,618	2,591,005	(8,168,204)	(73,803,740)	66,184,321	—	—	—	—
Genesco Inc.	11,711,173	7,505,706	(4,528,298)	(1,667,593)	32,272,874	45,293,862	953,555	—	—
Gentherm Inc.	62,552,223	31,443,180	(18,045,830)	2,931,213	83,854,547	162,735,333	2,195,862	—	—
GEO Group Inc. (The)	—	61,765,812	—	—	(4,680,978)	57,084,834	7,356,293	1,017,544	—
Geospace Technologies Corp.(b)	5,670,112	928,130	(6,066,965)	(8,982,446)	8,451,169	—	—	—	—
Getty Realty Corp.	49,392,091	19,824,002	(9,342,656)	543,136	9,034,007	69,450,580	2,452,351	2,973,742	—
Gibraltar Industries Inc.	83,804,047	41,955,416	(25,697,620)	10,152,039	88,454,236	198,668,118	2,170,999	—	—
G-III Apparel Group Ltd.	20,009,798	16,344,995	(9,616,586)	(2,795,483)	63,588,357	87,531,081	2,904,150	—	—
Glacier Bancorp. Inc.(b)	176,393,932	13,807,354	(195,184,352)	949,204	4,033,862	—	—	1,499,975	—
Glatfelter Corp.(i)	32,840,883	9,918,576	(4,985,825)	(1,188,409)	14,106,985	50,692,210	2,955,814	1,876,340	—
Glaukos Corp.	73,160,018	68,304,805	(26,807,409)	6,680,833	134,803,188	256,141,435	3,051,846	—	—

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds
Global Net Lease Inc.	$72,773,565	$25,451,827	$(16,925,939)	$(568,410)	$28,430,225	$109,161,268	6,044,367	$1,787,261	$—
Glu Mobile Inc.(a)	N/A	40,255,073	(12,868,236)	3,112,571	53,146,198	125,000,504	10,016,066	—	—
GMS Inc.	40,132,877	22,094,170	(12,726,143)	1,657,931	68,014,244	119,173,079	2,854,445	—	—
Granite Construction Inc.	43,176,307	21,165,365	(16,075,710)	468,789	73,745,154	122,479,905	3,042,979	1,537,292	—
Granite Point Mortgage Trust Inc.	17,098,529	7,040,885	(4,198,213)	(2,199,726)	26,085,687	43,827,162	3,661,417	3,202,550	—
Great Western Bancorp. Inc.	69,201,961	804,009	(1,058,475)	(1,665,539)	34,835,327	102,117,283	3,371,320	598,277	—
Green Dot Corp., Class A	72,653,637	25,508,757	(1,973,799)	154,616	56,656,793	153,000,004	3,341,341	—	—
Green Plains Inc.(c)	10,154,557	6,722,694	(4,913,545)	(565,801)	27,133,401	N/A	N/A	—	—
Greenbrier Companies Inc. (The)	34,868,680	19,474,213	(11,722,114)	(675,071)	61,566,671	103,512,379	2,192,130	2,213,664	—
Greenhill & Co. Inc.(c)	9,230,737	3,172,055	(2,709,456)	(1,526,854)	10,123,979	N/A	N/A	184,199	—
Griffon Corp.	32,781,880	28,042,686	(17,475,388)	1,279,763	37,372,456	82,001,397	3,018,086	898,412	—
Group 1 Automotive Inc.	47,225,154	35,646,209	(25,688,541)	3,947,561	117,774,128	178,904,511	1,133,814	681,686	—
Gulfport Energy Corp.(b)	4,009,790	214,680	(3,154,021)	(73,869,540)	72,799,091	—	—	—	—
Hanger Inc.	35,384,330	13,799,865	(7,844,109)	(200,406)	16,855,912	57,995,592	2,541,437	—	—
Hanmi Financial Corp.	19,840,093	—	—	—	16,237,790	36,077,883	1,828,580	694,860	—
Harmonic Inc.	33,419,555	12,723,731	(6,103,562)	1,010,928	11,649,130	52,699,782	6,721,911	—	—
Harsco Corp.	33,200,013	22,586,171	(13,612,608)	(1,449,063)	49,593,647	90,318,160	5,266,365	—	—
Haverty Furniture Companies Inc.	13,014,509	7,735,866	(6,622,115)	501,781	26,951,317	41,581,358	1,118,079	3,036,952	—
Hawaiian Holdings Inc.	29,705,339	18,841,896	(8,898,461)	(4,670,011)	51,245,614	86,224,377	3,233,010	—	—
Hawkins Inc.	20,486,732	8,267,293	(5,132,249)	694,043	18,113,696	42,429,515	1,265,797	557,124	—
Haynes International Inc.	16,117,494	5,032,106	(3,023,267)	(1,190,187)	8,361,089	25,297,235	852,620	700,420	—
HB Fuller Co.	86,152,850	48,307,221	(27,946,194)	1,982,028	109,940,071	218,435,976	3,472,198	2,085,699	—
HCI Group Inc.(a)(c)	N/A	6,163,815	(4,824,525)	863,148	—	N/A	N/A	630,806	—
Health-Stream Inc.(a)	N/A	10,032,548	(7,012,817)	(539,409)	(5,901,284)	37,721,805	1,688,532	—	—
Heidrick & Struggles International Inc.	26,095,343	9,188,942	(5,200,601)	(260,741)	16,475,964	46,298,907	1,296,162	729,535	—
Helix Energy Solutions Group Inc.	14,261,694	9,704,456	(5,533,685)	(2,878,369)	32,185,468	47,739,564	9,453,379	—	—
Helmerich & Payne Inc.	—	163,266,774	(23,714,047)	165,651	54,097,736	193,816,114	7,189,025	5,121,194	—
Heritage Financial Corp./WA	43,709,660	796,888	(840,324)	(6,590)	18,026,777	61,686,411	2,184,363	1,747,938	—
Hersha Hospitality Trust	8,002,975	5,728,943	(2,789,898)	(1,351,784)	16,113,446	25,703,682	2,436,368	(214,725)	—
Heska Corp.	23,574,501	40,131,164	(11,105,552)	2,630,225	55,828,602	111,058,940	659,260	—	—

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds
Hibbett Sports Inc.	$11,950,271	$11,818,473	$(9,610,005)	$2,346,953	$59,792,463	$76,298,155	1,107,536	$—	$—
Hillenbrand Inc.	86,143,580	49,555,984	(30,124,657)	(1,930,856)	135,031,808	238,675,859	5,002,638	4,075,021	—
HMS Holdings Corp.	134,695,670	52,323,623	(32,486,150)	8,113,870	55,487,147	218,134,160	5,899,504	—	—
HNI Corp.	—	108,622,936	(2,293,317)	70,233	6,938,322	113,338,174	2,864,969	868,102	—
HomeStreet Inc.	31,828,025	798,033	(2,314,645)	(136,756)	30,702,671	60,877,328	1,381,378	982,908	—
Hope Bancorp Inc.	61,730,572	4,984,207	(2,162,390)	(464,028)	53,303,947	117,392,308	7,794,974	4,258,517	—
Horace Mann Educators Corp.	90,757,982	4,724,789	(2,527,599)	148,292	16,457,695	109,561,159	2,535,551	3,029,825	—
Hub Group Inc., Class A	91,817,298	34,161,312	(21,062,308)	3,271,318	43,264,975	151,452,595	2,251,079	—	—
Ichor Holdings Ltd.	26,191,969	28,059,385	(6,711,706)	900,111	52,290,358	100,730,117	1,872,307	—	—
Independence Realty Trust Inc.	49,441,848	28,036,392	(13,324,133)	1,455,443	37,532,771	103,142,321	6,785,679	1,381,621	—
Independent Bank Corp./Rockland MA	132,836,378	7,226,454	(6,996,642)	(127,427)	40,764,234	173,702,997	2,063,226	3,809,748	—
Independent Bank Group Inc.	—	129,209,849	(19,642,820)	2,509,508	64,701,967	176,778,504	2,447,100	1,970,239	—
Industrial Logistics Properties Trust	69,540,505	24,132,068	(16,280,290)	1,512,206	21,719,777	100,624,266	4,350,379	4,138,839	—
Innospec Inc.	102,994,048	38,255,690	(23,419,184)	3,221,528	47,322,036	168,374,118	1,639,635	1,561,711	—
Innovative Industrial Properties Inc.	78,264,468	105,240,116	(29,387,135)	9,627,942	123,573,777	287,319,168	1,594,800	6,650,321	—
Inogen Inc.(a)	N/A	8,651,004	(3,220,637)	(1,265,487)	4,544,667	64,391,411	1,226,036	—	—
Insight Enterprises Inc.	91,224,889	43,525,667	(29,951,415)	9,060,582	109,403,516	223,263,239	2,339,795	—	—
Installed Building Products Inc.(a)	N/A	44,027,693	(23,243,855)	8,935,052	78,392,838	166,389,411	1,500,626	457,566	—
Insteel Industries Inc.	15,141,133	7,955,006	(4,056,084)	(717,465)	21,556,799	39,879,389	1,293,106	1,979,090	—
Integer Holdings Corp.	124,285,158	45,525,357	(27,455,088)	7,760,535	52,202,503	202,318,465	2,196,726	—	—
Interface Inc.	26,870,742	9,435,721	(5,418,950)	(2,235,745)	20,346,272	48,998,040	3,926,125	148,017	—
Invacare Corp.	15,137,273	4,891,188	(2,648,769)	(365,166)	1,378,357	18,392,883	2,293,377	25,457	—
Invesco Mortgage Capital Inc.	33,363,368	41,792,827	(10,786,630)	(29,600,851)	26,926,668	61,695,382	15,385,382	(987,490)	—
Iridium Communications Inc.(a)(c)	N/A	86,508,597	(386,395,001)	212,793,629	—	N/A	N/A	—	—
iRobot Corp.	69,960,841	45,590,286	(30,873,818)	9,073,666	135,897,331	229,648,306	1,879,590	—	—
iStar Inc.	48,450,692	15,283,122	(12,340,259)	(142,930)	36,015,606	87,266,231	4,908,112	(364,597)	—
Itron Inc.	118,956,199	95,674,248	(29,882,214)	9,132,744	68,146,881	262,027,858	2,955,757	—	—
J&J Snack Foods Corp.(a)	N/A	40,097,529	(25,397,378)	640,783	19,931,838	156,939,080	999,421	2,185,572	—

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds
James River Group Holdings Ltd.	$66,557,007	$11,353,368	$(6,653,777)	$666,642	$17,019,245	$88,942,485	1,949,638	$17,279	$—
John B Sanfilippo & Son Inc.	47,555,972	14,050,734	(8,985,069)	620,342	239,077	53,481,056	591,801	3,401,206	—
John Bean Technologies Corp.	142,299,760	62,193,234	(38,227,001)	11,118,652	104,624,388	282,009,033	2,114,962	803,214	—
Kaiser Aluminum Corp.	66,561,245	23,973,245	(14,445,118)	(1,016,858)	41,328,186	116,400,700	1,053,400	2,707,723	—
Kaman Corp.	65,210,959	24,572,520	(15,542,588)	(1,643,987)	22,310,471	94,907,375	1,850,407	1,416,979	—
KEMET Corp.(b)	85,319,300	5,777,967	(101,779,429)	22,608,019	(11,925,857)	—	—	—	—
Kinsale Capital Group Inc.(b)	130,327,795	49,897,792	(309,779,813)	123,341,282	6,212,944	—	—	347,928	—
Kite Realty Group Trust	48,025,921	2,530,906	(1,034,124)	(943,965)	51,787,306	100,366,044	5,203,009	1,780,052	—
KLX Energy Services Holdings Inc.(b)	954,661	574	(874,981)	(34,400,019)	34,319,765	—	—	—	—
Knowles Corp.	70,057,346	31,773,764	(16,520,118)	1,202,939	41,322,938	127,836,869	6,110,749	—	—
Kontoor Brands Inc.(a)	N/A	28,092,373	(15,880,872)	965,092	30,903,006	152,179,452	3,135,781	2,453,341	—
Koppers Holdings Inc.	15,973,245	9,985,152	(5,683,547)	(1,793,652)	30,620,013	49,101,211	1,412,578	—	—
Korn Ferry	81,392,644	40,191,327	(30,056,280)	1,884,928	131,067,739	224,480,358	3,599,172	1,412,761	—
Kraton Corp.	15,989,708	14,476,798	(8,890,983)	(3,592,192)	59,835,988	77,819,319	2,126,792	—	—
Kulicke & Soffa Industries Inc.	80,065,334	35,843,520	(24,181,687)	7,271,498	104,204,322	203,202,987	4,137,711	2,057,503	—
Lannett Co. Inc.	14,077,343	3,748,556	(1,854,385)	738,581	(4,517,171)	12,192,924	2,309,266	—	—
Lantheus Holdings Inc.	30,299,539	40,328,885	(9,521,378)	(164,249)	34,550,886	95,493,683	4,468,586	—	—
La-Z-Boy Inc.	57,671,253	29,241,206	(18,281,674)	2,820,784	59,568,603	131,020,172	3,084,279	1,073,772	—
LCI Industries	101,203,676	56,880,059	(34,501,733)	9,329,288	88,917,376	221,828,666	1,676,963	4,616,364	—
LeMaitre Vascular Inc.(a)	N/A	10,921,744	(5,975,302)	734,064	15,936,134	54,868,378	1,124,813	417,178	—
Lexington Realty Trust	148,923,278	72,880,402	(33,154,406)	3,002,339	13,887,264	205,538,877	18,500,349	8,067,838	—
LGI Homes Inc.	60,269,651	42,654,367	(28,774,039)	10,540,098	134,116,710	218,806,787	1,465,453	—	—
LHC Group Inc.(b)	251,258,028	970,203	(234,148,734)	104,575,751	(122,655,248)	—	—	—	—
Lindsay Corp.	59,917,222	23,316,877	(14,452,552)	3,071,230	48,752,277	120,605,054	723,833	870,288	—
Liquidity Services Inc.(a)	N/A	4,889,996	(2,944,057)	911,066	18,530,729	32,901,074	1,770,779	—	—
Lithia Motors Inc., Class A(b)	112,062,115	19,484,055	(360,605,173)	209,052,985	20,006,018	—	—	843,714	—
Livent Corp.	46,658,414	36,407,749	(20,668,687)	2,476,148	104,376,793	169,250,417	9,771,964	—	—
LivePerson Inc.	84,741,771	61,812,735	(35,822,166)	18,201,991	92,670,552	221,604,883	4,201,837	—	—
LTC Properties Inc.	74,739,251	27,234,154	(19,700,573)	1,321,040	25,474,098	109,067,970	2,614,285	2,367,322	—
Lumber Liquidators Holdings Inc.	7,839,133	12,260,462	(6,797,721)	2,465,343	32,855,583	48,622,800	1,935,621	—	—
Luminex Corp.	70,181,073	24,803,510	(14,691,431)	1,695,274	10,434,742	92,423,168	2,897,278	1,038,037	—
Lydall Inc.	7,132,635	6,830,563	(4,579,253)	(3,933,079)	32,941,610	38,392,476	1,137,892	—	—
M/I Homes Inc.	28,604,008	23,374,004	(12,958,304)	2,855,519	72,821,287	114,696,514	1,941,705	—	—

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds
Mack-Cali Realty Corp.	$—	$85,684,873	$(7,471,353)	$177,374	$10,640,097	$89,030,991	5,751,356	$—	$—
Macy’s Inc.	—	100,487,764	(4,027,648)	(181,867)	214,901,322	311,179,571	19,220,480	—	—
Magellan Health Inc.	63,389,495	30,239,805	(13,011,692)	1,664,560	60,056,897	142,339,065	1,526,588	—	—
ManTech International Corp./VA, Class A	118,339,462	40,342,202	(24,456,249)	8,422,225	15,719,699	158,367,339	1,821,361	2,301,934	—
Marcus Corp. (The)	17,545,737	5,831,071	(3,337,017)	(2,614,280)	13,818,279	31,243,790	1,562,971	—	—
MarineMax Inc.	13,601,643	13,171,069	(6,970,683)	2,230,941	50,795,982	72,828,952	1,475,465	—	—
Matador Resources Co.	—	90,253,486	(13,729,652)	2,477,441	92,557,495	171,558,770	7,315,939	183,660	—
Materion Corp.	43,218,655	21,533,949	(13,418,255)	3,299,236	35,303,378	89,936,963	1,357,744	586,042	—
Matrix Service Co.	15,949,156	5,017,590	(3,517,231)	(1,723,804)	7,713,946	23,439,657	1,787,922	—	—
Matson Inc.	79,417,532	40,428,727	(22,750,700)	5,399,720	90,611,826	193,107,105	2,895,159	2,451,268	—
Matthews International Corp., Class A	45,867,989	15,563,038	(9,431,169)	(3,175,893)	34,768,678	83,592,643	2,113,594	1,686,085	—
MaxLinear Inc.	45,983,651	36,297,435	(17,878,217)	2,008,418	87,682,626	154,093,913	4,521,535	—	—
MDC Holdings Inc.(a)	N/A	46,601,841	(28,311,746)	9,064,507	112,935,398	219,124,640	3,688,967	4,622,203	—
Medifast Inc.	44,157,125	39,535,697	(24,561,595)	10,079,325	97,021,759	166,232,311	784,781	3,614,995	—
MEDNAX Inc.	—	115,505,988	(8,459,147)	1,603,451	36,650,480	145,300,772	5,704,781	—	—
Meredith Corp.	—	49,312,041	(7,425,659)	599,493	38,124,327	80,610,202	2,706,857	—	—
Meridian Bioscience Inc.	21,722,308	14,912,675	(9,000,919)	2,262,927	45,674,396	75,571,387	2,878,910	—	—
Merit Medical Systems Inc.	104,387,219	46,744,774	(45,805,235)	3,155,757	87,122,152	195,604,667	3,266,611	—	—
Meritage Homes Corp.	79,975,922	67,020,022	(37,001,939)	10,783,723	109,052,973	229,830,701	2,500,334	—	—
Meritor Inc.	59,252,715	33,713,420	(22,749,606)	(45,278)	71,993,162	142,164,413	4,832,237	—	—
Mesa Laboratories Inc.	54,921,557	32,919,276	(11,636,341)	910,203	2,102,916	79,217,611	325,329	179,986	—
Meta Financial Group Inc.	45,440,173	8,412,822	(9,341,557)	(2,093,623)	51,815,159	94,232,974	2,079,739	416,741	—
Methode Electronics Inc.	59,646,167	25,791,799	(13,473,324)	206,089	35,353,986	107,524,717	2,561,332	1,020,891	—
MGP Ingredients Inc.(a)(c)	N/A	10,325,988	(6,664,541)	(1,369,164)	—	N/A	N/A	401,785	—
MicroStrategy Inc., Class A	58,823,130	62,683,782	(33,568,869)	7,011,214	249,945,629	344,894,886	508,095	—	—
Mobile Mini Inc.(b)	70,394,526	6,577,057	(85,038,121)	(14,803,486)	22,870,024	—	—	1,638,874	—
ModivCare Inc.(j)	38,329,344	28,029,484	(11,410,680)	5,622,205	62,890,926	123,461,279	833,522	—	—
Momenta Pharmaceuticals Inc.(b)	186,852,440	39,483,063	(408,633,268)	256,848,113	(74,550,348)	—	—	—	—
Monro Inc.	88,195,094	32,969,771	(20,450,503)	(2,354,247)	48,169,313	146,529,428	2,226,891	1,863,013	—
Moog Inc., Class A	98,553,864	38,450,082	(33,929,880)	(5,433,712)	65,076,214	162,716,568	1,956,904	1,422,768	—
Motorcar Parts of America Inc.	14,509,319	6,037,662	(3,259,692)	(550,349)	12,215,205	28,952,145	1,286,762	—	—
Movado Group Inc.	12,196,798	4,673,327	(3,208,575)	(2,135,215)	19,958,796	31,485,131	1,106,683	109,334	—

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds
MTS Systems Corp.	$24,635,813	$13,890,004	$(6,384,520)	$249,966	$43,117,999	$75,509,262	1,297,410	$—	$—
Mueller Industries Inc.	82,955,571	33,738,903	(21,090,412)	530,225	61,287,106	157,421,393	3,807,047	1,557,304	—
Myers Industries Inc.	23,231,223	10,887,744	(6,200,036)	(800,359)	20,275,254	47,393,826	2,398,473	1,236,536	—
MYR Group Inc.	26,528,270	14,014,557	(8,245,501)	1,638,490	46,263,487	80,199,303	1,119,008	—	—
Myriad Genetics Inc.	64,795,279	26,381,542	(16,107,367)	(3,692,800)	81,272,545	152,649,199	5,013,110	—	—
Nabors Industries Ltd.(a)	N/A	4,191,082	(1,281,540)	(1,970,442)	(21,032,827)	40,512,818	433,524	—	—
National Bank Holdings Corp., Class A	44,804,733	4,766,020	(2,381,350)	(199,540)	30,253,249	77,243,112	1,946,651	1,535,060	—
National Storage Affiliates Trust	106,254,232	48,129,615	(23,421,780)	4,285,823	35,683,895	170,931,785	4,280,786	4,036,077	—
Natus Medical Inc.	47,974,951	13,273,671	(8,748,047)	(2,343,425)	7,666,516	57,823,666	2,257,855	—	—
NBT Bancorp. Inc.	85,472,967	9,532,200	(5,339,525)	(537,625)	21,297,148	110,425,165	2,767,548	2,909,239	—
Neenah Inc.	44,126,777	14,899,612	(9,263,881)	(2,134,181)	10,002,923	57,631,250	1,121,667	1,984,705	—
Neogen Corp.(b)	212,480,959	32,209,350	(247,878,285)	44,299,582	(41,111,606)	—	—	—	—
NeoGenomics Inc.	174,414,247	113,564,545	(49,374,153)	18,995,804	118,332,199	375,932,642	7,794,581	—	—
NETGEAR Inc.	41,881,662	18,983,391	(11,288,777)	1,838,705	32,372,424	83,787,405	2,038,623	—	—
New York Mortgage Trust Inc.	34,457,968	21,181,180	(12,210,841)	(4,015,371)	73,204,217	112,617,153	25,193,994	6,286,173	—
Newpark Resources Inc.(b)	4,985,346	1,182,522	(5,489,129)	(42,029,734)	41,350,995	—	—	—	—
NexPoint Residential Trust Inc.	34,099,575	(469,031)	(885,629)	(178,770)	29,706,561	62,272,706	1,351,111	364,170	—
NextGen Healthcare Inc.(a)	N/A	19,591,497	(7,732,310)	379,222	6,921,980	67,093,605	3,706,829	—	—
NIC Inc.	93,187,191	31,974,388	(20,276,501)	3,790,112	43,287,576	151,962,766	4,478,714	1,530,962	—
NMI Holdings Inc., Class A	48,007,385	49,962,386	(18,962,140)	(984,520)	56,536,124	134,559,235	5,692,015	—	—
Noble Corp PLC(b)	4,080,493	62,881	(2,013,594)	(60,445,381)	58,315,601	—	—	—	—
Northfield Bancorp. Inc.	29,461,547	10,470,925	(5,243,958)	(685,186)	15,773,577	49,776,905	3,126,690	1,256,938	—
Northwest Bancshares Inc.	70,066,080	21,082,175	(2,468,151)	(736,476)	25,043,754	112,987,382	7,819,196	5,563,652	—
Northwest Natural Holding Co.	113,709,105	28,887,771	(18,553,156)	(1,641,874)	(12,396,663)	110,005,183	2,039,021	3,664,275	—
NOW Inc.	—	71,482,791	(6,637,110)	83,300	9,162,757	74,091,738	7,343,086	—	—
Oasis Petroleum Inc.(b)	6,099,559	1,687,548	(4,565,624)	(49,206,551)	45,985,068	—	—	—	—
Oceaneering International Inc.	17,645,836	13,385,563	(7,536,881)	(1,719,032)	53,899,429	75,674,915	6,626,525	—	—
ODP Corp. (The)(k)	54,225,500	27,132,510	(17,676,950)	1,879,738	88,801,039	154,361,837	3,565,762	—	—

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds
Office Properties Income Trust	$79,919,890	$21,951,773	$(11,699,659)	$(6,071,384)	$4,703,310	$88,803,930	3,226,887	$6,677,342	$—
OFG Bancorp.	34,628,373	1,464,671	(576,364)	(481,278)	36,715,170	71,750,572	3,171,997	920,577	—
O-I Glass Inc.	—	155,695,784	—	—	(1,198,695)	154,497,089	10,481,485	—	—
Oil States International Inc.	7,609,289	5,419,352	(3,056,875)	(5,280,213)	19,870,018	24,561,571	4,073,229	—	—
Old National Bancorp./IN	134,640,724	6,861,995	(4,780,708)	(1,233,007)	63,204,141	198,693,145	10,273,689	5,664,225	—
Olympic Steel Inc.	6,174,168	2,193,260	(1,595,605)	(708,758)	12,003,509	18,066,574	613,466	46,230	—
Omnicell Inc.	166,405,118	83,419,773	(48,507,488)	17,141,105	154,134,236	372,592,744	2,868,967	—	—
OneSpan Inc.(a)	N/A	14,045,831	(7,573,302)	2,045,801	16,350,071	55,467,069	2,263,962	—	—
Onto Innovation Inc.	88,071,746	39,066,086	(24,688,111)	8,055,775	103,367,741	213,873,237	3,254,805	—	—
OraSure Technologies Inc.	40,397,064	21,674,776	(10,457,421)	1,003,821	3,454,254	56,072,494	4,804,841	—	—
Orthofix Medical Inc.	32,292,897	13,253,504	(7,290,277)	(986,633)	19,081,261	56,350,752	1,299,902	—	—
OSI Systems Inc.	71,525,865	24,065,330	(17,222,071)	(675,054)	28,949,445	106,643,515	1,109,714	—	—
Owens & Minor Inc.	34,546,109	40,874,906	(15,295,958)	9,217,818	114,813,016	184,155,891	4,899,066	43,490	—
Oxford Industries Inc.	37,372,638	18,263,952	(11,554,939)	(1,453,642)	55,943,111	98,571,120	1,127,558	1,052,430	—
Pacific Premier Bancorp. Inc.	67,144,064	79,870,214	(8,406,762)	(361,584)	130,816,302	269,062,234	6,193,882	5,587,715	—
Pacira BioSciences Inc.	84,660,635	50,507,489	(25,727,147)	5,527,994	89,842,560	204,811,531	2,922,122	—	—
Palomar Holdings Inc.	—	133,864,673	(12,698,700)	999,103	(25,021,837)	97,143,239	1,449,034	—	—
Park Aerospace Corp.	14,941,559	3,375,982	(2,819,305)	(913,746)	2,158,534	16,743,024	1,266,492	486,480	—
Park National Corp.	—	95,305,013	(12,592,394)	1,367,313	38,178,002	122,257,934	945,537	2,968,018	—
Patrick Industries Inc.	38,575,286	26,177,073	(17,573,024)	1,921,651	76,220,719	125,321,705	1,474,373	1,485,233	—
Patterson-UTI Energy Inc.	—	65,373,386	(7,354,258)	675,785	30,622,825	89,317,738	12,527,032	744,400	—
PBF Energy Inc., Class A	—	51,700,921	(5,739,266)	674,216	44,083,967	90,719,838	6,411,296	—	—
PDC Energy Inc.	36,478,242	33,102,063	(17,533,914)	(2,694,539)	179,438,592	228,790,444	6,650,885	—	—
PDF Solutions Inc.	19,838,292	10,792,893	(5,141,215)	1,325,184	7,980,662	34,795,816	1,957,020	—	—
Penn Virginia Corp.	2,628,181	3,744,410	(1,569,375)	(3,438,445)	12,392,567	13,757,338	1,026,667	—	—
Pennant Group Inc. (The)	22,426,169	20,664,870	(14,016,743)	7,433,989	41,226,406	77,734,691	1,697,264	—	—
PennyMac Mortgage Investment Trust(c)	64,734,273	27,374,036	(19,714,826)	(3,152,078)	54,200,580	N/A	N/A	9,408,317	—
Perdoceo Education Corp.	47,313,956	15,991,002	(12,029,404)	1,711,140	2,987,338	55,974,032	4,680,103	—	—
Perficient Inc.	53,815,558	28,654,141	(18,979,911)	5,738,880	59,985,514	129,214,182	2,200,514	—	—
PetMed Express Inc.	35,482,804	12,573,534	(8,557,164)	2,032,342	6,206,657	47,738,173	1,357,162	1,414,464	—
PGT Innovations Inc.	29,813,387	20,456,162	(11,976,579)	2,333,125	59,480,030	100,106,125	3,964,599	—	—

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds
Phibro Animal Health Corp., Class A	$29,667,636	$7,503,873	$(4,640,191)	$(1,109,277)	$1,638,446	$33,060,487	1,354,938	$615,233	$—
Photronics Inc.	41,273,312	9,645,085	(7,221,696)	593,011	10,068,968	54,358,680	4,226,958	—	—
Piper Sandler Companies	52,973,896	22,836,809	(27,959,718)	(922,485)	53,865,068	100,793,570	919,230	2,876,780	—
Pitney Bowes Inc.	20,923,947	1,777,272	(610,015)	(811,272)	66,832,893	88,112,825	10,693,304	2,122,506	—
Plantronics Inc.(a)	N/A	19,610,484	(8,468,677)	1,850,890	34,042,372	97,572,545	2,507,647	—	—
Plexus Corp.	96,323,934	39,635,992	(27,172,118)	6,558,607	61,069,408	176,415,823	1,920,904	—	—
Powell Industries Inc.(a)	N/A	4,436,091	(2,890,193)	(644,956)	(222,567)	20,194,412	596,233	577,452	—
Power Integrations Inc.	157,240,208	81,245,533	(46,248,202)	15,859,097	118,059,493	326,156,129	4,002,898	1,716,158	—
PRA Group Inc.	76,589,279	32,380,611	(21,279,374)	1,310,062	23,598,361	112,598,939	3,037,468	—	—
Preferred Bank/Los Angeles CA	27,844,513	6,654,140	(4,732,957)	(1,952,092)	27,646,900	55,460,504	870,925	1,012,783	—
Prestige Consumer Healthcare Inc.	—	142,208,824	(7,241,579)	158,575	11,307,147	146,432,967	3,321,982	—	—
PriceSmart Inc.(a)	N/A	34,503,135	(17,581,761)	1,772,712	31,919,587	150,652,521	1,557,132	1,027,751	—
ProAssurance Corp.	80,919,675	2,306,936	(1,116,611)	(3,415,249)	10,398,789	89,093,540	3,329,355	659,718	—
Progenics Pharmaceuticals Inc.(b)	20,362,771	1,488,582	(23,195,506)	(17,301,034)	18,645,187	—	—	—	—
Progress Software Corp.	86,711,008	33,726,002	(23,414,339)	3,763,160	28,999,244	129,785,075	2,945,644	1,932,172	—
ProPetro Holding Corp.(a)	N/A	9,348,567	(5,308,050)	(3,558,427)	(26,666,990)	58,130,526	5,453,145	—	—
Proto Labs Inc.	123,257,515	74,394,444	(43,075,171)	11,927,466	57,516,111	224,020,365	1,840,003	—	—
Provident Financial Services Inc.	46,724,109	26,222,104	(8,670,301)	(2,078,770)	44,893,349	107,090,491	4,806,575	3,904,457	—
Qualys Inc.(b)	175,452,567	14,168,912	(216,272,303)	85,969,465	(59,318,641)	—	—	—	—
Quanex Building Products Corp.	20,224,351	12,403,628	(6,944,955)	789,080	32,406,115	58,878,219	2,244,690	672,469	—
QuinStreet Inc.	22,827,441	15,883,495	(7,792,159)	3,360,447	32,139,473	66,418,697	3,271,857	—	—
R1 RCM Inc.(a)(c)	N/A	156,825,388	(16,170,437)	2,945,489	—	N/A	N/A	—	—
Rambus Inc.	74,877,925	35,637,073	(23,560,462)	2,990,266	54,755,088	144,699,890	7,443,410	—	—
Range Resources Corp.(a)	N/A	54,305,245	(18,231,269)	5,523,798	77,419,688	178,037,488	17,234,994	—	—
Raven Industries Inc.	45,933,313	19,012,373	(11,766,410)	(880,356)	39,403,229	91,702,149	2,392,438	568,527	—
Rayonier Advanced Materials Inc.	3,428,390	8,974,572	(3,118,396)	(3,991,122)	33,085,708	38,379,152	4,231,439	—	—
RE/MAX Holdings Inc., Class A	24,063,294	12,290,385	(6,894,832)	(1,957,939)	21,280,377	48,781,285	1,238,418	1,024,395	—
Ready Capital Corp.(a)	N/A	27,331,948	(5,183,441)	(919,479)	(2,967,073)	52,226,909	3,891,722	2,095,079	—

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds
Realogy Holdings Corp.	$21,112,468	$24,700,435	$(15,242,750)	$2,516,960	$83,328,675	$116,415,788	7,694,368	$—	$—
Red Robin Gourmet Burgers Inc.	6,821,870	6,974,518	(2,882,747)	(920,069)	31,462,270	41,455,842	1,039,254	—	—
Redwood Trust Inc.	34,694,194	10,569,865	(11,388,928)	(4,607,982)	48,642,436	77,909,585	7,484,110	(2,223,139)	—
REGENXBIO Inc.	61,403,133	38,172,998	(17,260,228)	(5,635,097)	2,636,610	79,317,416	2,325,342	—	—
Renasant Corp.	—	96,617,079	(2,626,496)	86,370	52,269,707	146,346,660	3,536,652	1,556,127	—
Renewable Energy Group Inc.	48,758,298	5,626,249	(4,398,748)	875,623	108,937,349	159,798,771	2,419,727	—	—
Rent-A-Center Inc./TX	42,474,029	33,232,862	(21,326,511)	7,505,651	126,330,855	188,216,886	3,264,254	3,562,233	—
Resideo Technologies Inc.	—	146,311,216	(20,587,539)	5,010,318	138,796,034	269,530,029	9,540,886	—	—
Resources Connection Inc.	20,551,779	6,707,543	(4,208,749)	(733,209)	5,565,125	27,882,489	2,059,268	1,072,696	—
Retail Opportunity Investments Corp.	58,586,010	28,451,448	(16,709,843)	(3,240,260)	57,799,595	124,886,950	7,869,373	1,156,567	—
Retail Properties of America Inc., Class A	—	122,450,804	(15,245,733)	1,015,978	41,694,974	149,916,023	14,304,964	2,488,515	—
REX American Resources Corp.	15,760,565	7,753,853	(6,014,213)	(123,386)	12,599,990	29,976,809	356,146	—	—
Ring Energy Inc.(b)	2,563,658	462,842	(3,175,725)	(38,701,548)	38,850,773	—	—	—	—
Rogers Corp.	106,096,166	49,086,605	(29,440,001)	7,424,115	101,426,905	234,593,790	1,246,447	—	—
RPT Realty	29,323,962	12,349,417	(6,636,644)	(1,302,726)	28,007,726	61,741,735	5,411,195	626,936	—
RR Donnelley & Sons Co.(b)	4,359,825	997,053	(7,162,011)	(18,732,999)	20,538,132	—	—	—	—
Ruth’s Hospitality Group Inc.	11,232,073	9,825,390	(4,509,775)	(100,799)	36,227,175	52,674,064	2,121,388	—	—
S&T Bancorp. Inc.	63,202,006	5,140,119	(2,832,760)	(1,088,143)	16,468,749	80,889,971	2,414,626	2,668,771	—
Safety Insurance Group Inc.	74,656,805	9,427,034	(7,417,165)	(36,993)	(245,008)	76,384,673	906,643	3,235,522	—
Saia Inc.	115,398,306	75,578,513	(43,248,322)	21,218,326	235,722,691	404,669,514	1,755,007	—	—
Sally Beauty Holdings Inc.	—	80,084,450	(9,975,653)	2,139,657	79,121,074	151,369,528	7,519,599	—	—
Sanmina Corp.	115,501,829	37,605,365	(33,542,503)	2,188,214	57,326,204	179,079,109	4,327,673	—	—
ScanSource Inc.	32,880,815	11,323,718	(6,618,547)	(1,210,626)	14,533,560	50,908,920	1,699,797	—	—
Schweitzer-Mauduit International Inc.	52,006,235	21,639,807	(12,492,055)	(354,986)	41,855,733	102,654,734	2,096,278	3,482,144	—
Seacoast Banking Corp. of Florida	56,921,048	16,621,156	(7,144,559)	(1,226,972)	60,837,438	126,008,111	3,477,045	—	—
SEACOR Holdings Inc.	28,637,209	13,112,676	(4,910,106)	10,217	15,954,384	52,804,380	1,295,813	—	—
Select Medical Holdings Corp.(a)	N/A	46,969,652	(29,113,348)	5,887,780	119,869,147	245,183,911	7,190,144	—	—

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds
Seneca Foods Corp., Class A	$16,557,351	$4,541,164	$(3,275,623)	$611,176	$2,604,520	$21,038,588	446,774	$—	$—
ServisFirst Bancshares Inc.	81,761,312	36,163,039	(21,818,858)	4,457,731	91,790,532	192,353,756	3,136,373	2,235,672	—
Shake Shack Inc.,Class A	70,905,308	69,046,751	(28,943,269)	6,031,939	155,742,345	272,783,074	2,418,933	—	—
Shenandoah Telecommunications Co.	139,650,099	49,104,614	(25,283,046)	2,378,201	(3,400,475)	162,449,393	3,328,199	1,043,994	—
Signet Jewelers Ltd.	20,548,481	26,035,762	(16,748,235)	4,420,805	168,015,056	202,271,869	3,488,649	—	—
Simmons First National Corp., Class A	126,646,666	2,336,829	(5,506,586)	(4,393,933)	79,696,945	198,779,921	6,699,694	4,639,974	—
Simply Good Foods Co. (The)	—	178,782,012	(8,968,983)	119,486	863,708	170,796,223	5,614,603	—	—
Simpson Manufacturing Co. Inc.(b)	151,265,041	45,932,046	(264,413,285)	95,097,933	(27,881,735)	—	—	1,743,374	—
Simulations Plus Inc.	—	63,370,157	(8,156,470)	1,308,665	7,404,751	63,927,103	1,010,865	161,643	—
SiriusPoint Ltd.(c)(l)	36,106,581	15,674,457	(7,725,386)	(2,130,415)	30,633,309	N/A	N/A	—	—
SkyWest Inc.	80,345,132	34,680,644	(20,821,985)	1,072,873	87,539,311	182,815,975	3,355,653	—	—
Sleep Number Corp.	33,248,501	36,714,898	(47,854,583)	15,271,488	205,312,081	242,692,385	1,691,354	—	—
SM Energy Co.	7,908,197	11,602,440	(7,411,741)	(585,999)	104,860,876	116,373,773	7,108,966	131,223	—
Sonic Automotive Inc., Class A(a)	N/A	16,646,272	(13,595,340)	2,665,388	40,118,306	77,354,183	1,560,504	615,446	—
South Jersey Industries Inc.	139,753,350	49,429,754	(24,133,869)	(1,930,406)	(11,765,224)	151,353,605	6,702,994	7,379,964	—
Southside Bancshares Inc.	58,695,307	11,466,950	(7,842,814)	(1,000,254)	17,159,031	78,478,220	2,037,866	2,586,522	—
Southwestern Energy Co.	55,621,640	50,496,984	(20,328,813)	3,551,128	111,341,366	200,682,305	43,157,485	—	—
SpartanNash Co.	31,490,740	11,799,905	(7,851,114)	(190,711)	12,008,128	47,256,948	2,407,384	1,785,604	—
Spectrum Pharmaceuticals Inc.	16,329,873	17,098,855	(4,532,855)	(7,109,261)	9,946,006	31,732,618	9,733,932	—	—
Spok Holdings Inc.	11,402,660	3,867,937	(2,495,492)	(681,533)	342,344	12,435,916	1,185,502	554,516	—
SPS Commerce Inc.	98,038,708	58,355,551	(32,107,268)	12,849,175	98,410,569	235,546,735	2,371,833	—	—
SPX Corp.	87,181,114	41,070,475	(23,540,514)	10,458,532	59,903,191	175,072,798	3,004,510	—	—
SPX FLOW Inc.	73,193,692	38,285,889	(25,463,933)	3,499,843	88,405,901	177,921,392	2,809,433	253,902	—
Stamps.com Inc.	127,665,585	88,306,860	(38,087,872)	20,506,790	45,910,029	244,301,392	1,224,507	—	—
Standard Motor Products Inc.	51,120,541	15,629,345	(10,466,289)	371,745	(827,872)	55,827,470	1,342,652	645,847	—
Standex International Corp.	36,962,698	15,727,163	(9,964,243)	(666,564)	36,741,183	78,800,237	824,529	716,023	—
Stepan Co.	107,201,489	50,055,946	(25,064,222)	7,931,672	40,789,634	180,914,519	1,423,291	1,523,659	—
Steven Madden Ltd.	108,742,998	41,436,938	(25,045,466)	(1,136,119)	68,150,351	192,148,702	5,156,970	783,100	—

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds
Stewart Information Services Corp.	$37,718,634	$9,828,825	$(670,355)	$(189,262)	$37,772,613	$84,460,455	1,623,303	$1,864,745	$—
StoneX Group Inc.(m)	35,938,591	14,894,698	(8,206,711)	2,647,407	26,572,882	71,846,867	1,098,912	—	—
Strategic Education Inc.(b)	185,733,353	14,737,995	(207,490,225)	61,653,442	(54,634,565)	—	—	789,727	—
Sturm Ruger & Co. Inc.	51,166,535	22,070,584	(10,756,127)	2,024,130	12,761,497	77,266,619	1,169,466	7,453,513	—
Summit Hotel Properties Inc.	27,273,725	15,430,381	(9,135,516)	(4,429,438)	42,525,912	71,665,064	7,053,648	(566,605)	—
SunCoke Energy Inc.	20,208,192	6,359,871	(4,340,013)	(4,273,505)	20,811,589	38,766,134	5,530,119	1,264,606	—
Supernus Pharmaceuticals Inc.	57,104,128	23,339,198	(14,362,985)	(3,425,823)	29,796,880	92,451,398	3,531,375	—	—
Surmodics Inc.	27,312,870	10,230,371	(5,516,039)	1,322,745	18,444,323	51,794,270	923,743	—	—
Sykes Enterprises Inc.	63,583,328	29,178,344	(17,751,687)	2,015,776	39,304,400	116,330,161	2,639,069	—	—
Tabula Rasa HealthCare Inc.	62,468,144	24,186,655	(10,085,101)	221,492	(7,774,305)	69,016,885	1,498,738	—	—
Tactile Systems Technology Inc.	46,386,688	15,930,086	(8,969,497)	1,152,388	16,490,234	70,989,899	1,302,806	—	—
Tailored Brands Inc.(b)	5,322,817	338,977	(3,286,102)	(33,368,479)	30,992,787	—	—	—	—
Tanger Factory Outlet Centers Inc.	28,251,710	17,074,822	(9,940,074)	(806,860)	59,968,120	94,547,718	6,249,023	3,203,643	—
Team Inc.	11,940,955	4,670,248	(2,365,467)	(2,514,586)	12,122,310	23,853,460	2,068,817	—	—
TechTarget Inc.(a)	N/A	23,150,963	(12,902,646)	4,694,588	64,730,880	109,352,637	1,574,552	—	—
Tennant Co.	64,406,963	23,396,401	(14,183,708)	103,777	24,981,381	98,704,814	1,235,509	1,047,730	—
TETRA Technologies Inc.(b)	2,616,333	223,832	(3,348,554)	(30,770,586)	31,278,975	—	—	—	—
TimkenSteel Corp.	8,208,783	3,480,772	(3,086,914)	(5,773,538)	26,923,119	29,752,222	2,532,104	—	—
Titan International Inc.	5,099,618	3,943,866	(2,572,956)	(2,950,474)	27,687,974	31,208,028	3,362,934	—	—
Tivity Health Inc.	16,628,175	11,194,501	(11,545,262)	(7,943,020)	48,109,047	56,443,441	2,528,828	—	—
Tompkins Financial Corp.(a)	N/A	15,591,912	(10,643,203)	(492,186)	5,887,308	66,885,031	808,767	1,609,759	—
TopBuild Corp.(b)	147,146,769	16,034,090	(244,542,811)	122,822,336	(41,460,384)	—	—	—	—
Tredegar Corp.(a)	N/A	7,489,870	(3,426,686)	(121,883)	(7,408,439)	26,151,143	1,742,248	10,719,360	—
Trinseo SA	43,157,561	27,560,818	(17,547,266)	1,581,394	108,382,385	163,134,892	2,562,194	3,048,925	—
Triumph Bancorp. Inc.	36,700,066	14,464,249	(8,371,204)	(1,112,247)	74,900,825	116,581,689	1,506,418	—	—
Triumph Group Inc.	20,326,279	6,349,559	(2,728,559)	372,886	35,872,515	60,192,680	3,274,901	—	—
TrueBlue Inc.	30,073,967	11,682,271	(10,528,396)	(3,105,335)	24,193,181	52,315,688	2,375,826	—	—
Trupanion Inc.	—	179,415,715	(10,097,205)	228,548	(1,112,898)	168,434,160	2,210,132	—	—
TrustCo Bank Corp. NY	31,121,636	1,808,130	(577,542)	(304,873)	11,920,396	43,967,747	5,965,773	1,614,303	—
TTM Technologies Inc.	61,378,550	23,289,621	(13,842,533)	(173,857)	25,504,752	96,156,533	6,631,485	—	—

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds
Tupperware Brands Corp.	$4,767,607	$20,112,521	$(11,414,433)	$4,960,931	$68,232,137	$86,658,763	3,281,286	$—	$—
U.S. Concrete Inc.	17,824,999	10,032,418	(5,947,575)	(1,470,048)	57,498,266	77,938,060	1,062,985	—	—
U.S. Ecology Inc.(a)	N/A	31,328,803	(11,900,295)	(3,201,495)	(11,132,863)	87,523,657	2,101,913	—	—
U.S. Physical Therapy Inc.	53,624,385	24,597,213	(15,039,876)	2,406,483	23,761,970	89,350,175	858,311	302,446	—
U.S. Silica Holdings Inc.	8,066,896	7,369,324	(3,931,073)	(3,390,478)	52,866,123	60,980,792	4,961,822	—	—
UFP Industries Inc.(n)	138,137,420	58,003,529	(38,625,552)	15,838,844	136,058,777	309,413,018	4,079,813	2,047,652	—
Ultra Clean Holdings Inc.	33,519,317	23,859,360	(13,863,722)	4,331,316	109,271,259	157,117,530	2,707,056	—	—
Unifi Inc.(a)	N/A	4,204,492	(2,424,793)	(462,015)	316,032	27,826,368	1,009,665	—	—
UniFirst Corp./MA	139,889,547	55,845,552	(36,806,414)	7,863,056	60,079,505	226,871,246	1,014,131	969,457	—
Unisys Corp.(a)	N/A	23,697,594	(8,713,120)	2,117,828	37,995,543	106,761,356	4,199,896	—	—
United Community Banks Inc./GA.	79,977,000	20,387,378	(1,644,284)	(525,778)	84,983,715	183,178,031	5,368,641	3,677,650	—
United Fire Group Inc.	42,709,480	10,679,664	(7,026,185)	(2,476,678)	6,134,508	50,020,789	1,437,379	1,280,825	—
United Natural Foods Inc.	29,614,469	21,370,731	(12,006,628)	3,991,325	80,215,096	123,184,993	3,739,678	—	—
Uniti Group Inc.	70,514,790	66,782,557	(24,922,561)	4,044,628	54,806,898	171,226,312	15,523,691	6,861,670	—
Universal Corp./VA	66,345,372	20,562,883	(13,685,354)	(1,765,556)	25,122,852	96,580,197	1,637,230	4,691,211	—
Universal Electronics Inc.	32,332,250	12,062,187	(7,171,499)	140,377	13,693,261	51,056,576	928,808	—	—
Universal Health Realty Income Trust	77,423,189	16,055,903	(10,010,826)	(1,502)	(25,605,689)	57,861,075	853,660	1,788,189	—
Universal Insurance Holdings Inc.	33,126,715	7,758,514	(7,053,935)	(4,130,546)	(2,536,586)	27,164,162	1,894,293	1,443,845	—
Urstadt Biddle Properties Inc., Class A	25,643,924	5,062,086	(2,649,931)	(1,166,429)	5,539,588	32,429,238	1,947,702	960,681	—
Valaris PLC(b)	5,379,132	861,438	(4,502,207)	(76,336,044)	74,597,681	—	—	—	—
Vanda Pharmaceuticals Inc.	33,432,487	12,595,757	(6,633,766)	(940,927)	16,599,646	55,053,197	3,665,326	—	—
Varex Imaging Corp.	53,019,220	12,690,492	(7,421,766)	(2,523,006)	(2,122,960)	53,641,980	2,617,959	—	—
Vector Group Ltd.(a)	N/A	32,445,537	(14,151,261)	863,291	22,739,820	119,130,838	8,539,845	6,266,268	—
Veeco Instruments Inc.	28,475,506	14,146,922	(8,032,602)	91,500	34,058,065	68,739,391	3,314,339	—	—
Vericel Corp.	—	184,425,195	(2,138,660)	(159,965)	(11,970,532)	170,156,038	3,063,115	—	—
Veritex Holdings Inc.	40,293,783	13,203,212	(6,905,649)	(2,156,345)	59,683,998	104,118,999	3,182,121	2,031,864	—
Veritiv Corp.(a)	N/A	4,179,410	(2,777,285)	(1,140,301)	8,934,217	35,329,598	830,503	—	—
Viad Corp.	26,508,882	10,468,475	(6,258,694)	(3,346,578)	29,549,364	56,921,449	1,363,388	—	—
Viavi Solutions Inc.	155,855,825	60,269,987	(39,712,344)	9,305,704	53,642,133	239,361,305	15,245,943	—	—
Virtus Investment Partners Inc.	34,030,684	23,465,695	(17,035,066)	2,584,641	68,802,180	111,848,134	474,939	1,359,659	—
Virtusa Corp.(b)	51,280,119	20,326,698	(114,263,088)	22,896,029	19,760,242	—	—	—	—

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds
Vista Outdoor Inc.	$30,788,789	$22,502,519	$(13,877,224)	$4,900,097	$80,292,233	$124,606,414	3,885,451	$—	$—
Wabash National Corp.	23,973,382	13,721,420	(10,486,351)	(1,262,599)	39,358,242	65,304,094	3,473,622	1,067,425	—
Waddell & Reed Financial Inc., Class A	48,419,021	23,260,807	(25,062,278)	393,659	56,752,404	103,763,613	4,142,260	4,093,951	—
Walker & Dunlop Inc.	69,829,589	40,014,051	(21,630,569)	7,365,594	105,164,918	200,743,583	1,953,899	2,882,964	—
Washington Prime Group Inc.(b)	9,211,342	1,138,339	(8,360,860)	(64,277,122)	62,288,301	—	—	—	—
Washington REIT	116,397,257	33,163,858	(20,273,601)	(2,200,203)	(2,591,713)	124,495,598	5,633,285	1,240,040	—
Watts Water Technologies Inc., Class A	141,365,585	53,446,425	(34,715,435)	8,642,026	48,809,519	217,548,120	1,831,059	1,596,788	—
WD-40 Co.	166,529,756	61,255,555	(39,286,415)	13,381,969	77,463,377	279,344,242	912,353	2,278,127	—
Westamerica Bancorp.	95,473,004	9,433,865	(6,282,839)	(150,709)	6,962,299	105,435,620	1,679,446	2,720,712	—
Whitestone REIT	15,549,631	5,185,237	(3,824,337)	(1,731,575)	10,906,255	26,085,211	2,689,197	490,260	—
Whiting Petroleum Corp.(b)	3,625,208	—	(1,627,630)	(123,700,394)	121,702,816	—	—	—	—
Wingstop Inc.(b)	142,025,878	25,373,807	(262,921,545)	153,622,237	(58,100,377)	—	—	459,567	—
Winnebago Industries Inc.	56,899,816	37,343,927	(23,957,464)	7,140,792	95,161,531	172,588,602	2,249,884	968,782	—
WisdomTree Investments Inc.(a)	N/A	8,729,429	(7,302,840)	(5,146,278)	(9,166,397)	46,809,031	7,489,445	570,247	—
Wolverine World Wide Inc.	74,378,844	43,130,484	(24,533,165)	1,608,393	116,083,629	210,668,185	5,497,604	2,083,950	—
WSFS Financial Corp.	—	135,623,296	—	—	(8,359,010)	127,264,286	2,556,021	—	—
Xencor Inc.	89,211,222	57,994,785	(22,266,767)	1,808,293	39,562,545	166,310,078	3,862,287	—	—
Xenia Hotels & Resorts Inc.	70,572,139	22,868,149	(14,673,042)	(4,527,230)	73,179,243	147,419,259	7,559,962	(3,790,520)	—
Xperi Holding Corp.(h)(o)	96,237,853	11,406,411	(9,156,458)	(16,717,855)	63,098,471	144,868,422	6,654,498	1,620,175	—
YETI Holdings Inc.(a)(c)	N/A	173,808,173	(372,827,074)	199,018,901	—	N/A	N/A	—	—
Zumiez Inc.(a)	N/A	12,831,809	(6,924,824)	1,749,377	23,114,152	59,725,337	1,392,199	—	—

				$2,286,644,385	$25,404,390,109	$65,557,958,831		$607,853,341	$—

(a)	As of the beginning of the period, the entity was not considered an affiliate of the Fund.
(b)	As of period end, the entity is no longer held.
(c)	As of period end, the entity is no longer an affiliate.
(d)	Represents net amount purchased (sold).
(e)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Formerly the Era Group Inc.
(g)	Formerly the Investors Real Estate Trust.
(h)	Formerly the TiVo Corp.
(i)	Formerly the PH Glatfelter Co.
(j)	Formerly the Providence Services Corp. (The)
(k)	Formerly the Office Depot Inc.
(l)	Formerly the Third Point Reinsurance Ltd.

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Affiliates (continued)

(m)	Formerly the INTL. FCStone Inc.
(n)	Formerly the Universal Forest Products Inc.
(o)	Formerly the Xperi Corp.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	3,597	06/18/21	$399,717	$4,123,715

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs & Co.(b)	02/27/23	$437,161,888	$(31,600,452	)(c)	$408,428,805	0.6%
	Monthly	JPMorgan Securities PLC(d)	02/08/23	424,284,606	(16,553,945	)(e)	409,352,181	0.6

					$(48,154,397)		$817,780,986

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(2,867,369) of net dividends and financing fees.
(e)	Amount includes $(1,621,520) of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	20-65 basis points	65 basis points
Benchmarks:	USD - 1M US Dollar LIBOR BBA	USD - 1M US Dollar LIBOR BBA

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of March 31, 2021 expiration date 02/27/23.

	Shares	Value	% of Basket Value

Reference Entity — Long

Aerospace & Defense
Triumph Group Inc.	84,671	$1,556,253	0.4%

Banks
Ameris Bancorp.	119,169	6,257,564	1.5
BankUnited Inc.	411,210	18,072,680	4.4
Banner Corp.	141,594	7,551,208	1.8
Berkshire Hills Bancorp. Inc.	117,852	2,630,457	0.6
Boston Private Financial Holdings Inc.	37,775	503,163	0.1
Brookline Bancorp. Inc.	253,438	3,801,570	0.9
Cadence BanCorp.	223,787	4,639,105	1.1
Central Pacific Financial Corp.	55,290	1,475,137	0.4
City Holding Co.	41,375	3,383,648	0.8
Columbia Banking System Inc.	165,843	7,146,175	1.7
Community Bank System Inc.	115,305	8,846,200	2.2
Customers Bancorp. Inc.	43,825	1,394,512	0.3
CVB Financial Corp.	85,270	1,883,614	0.5
Eagle Bancorp. Inc.	50,500	2,687,105	0.7
First BanCorp./Puerto Rico	401,750	4,523,705	1.1
First Bancorp./Southern Pines NC	103,152	4,487,112	1.1
First Commonwealth Financial Corp.	230,517	3,312,529	0.8
First Financial Bancorp.	428,759	10,290,216	2.5
First Midwest Bancorp. Inc.	161,230	3,532,549	0.9
Great Western Bancorp. Inc.	242,527	7,346,143	1.8
Hanmi Financial Corp.	200,915	3,964,053	1.0
Heritage Financial Corp./WA	81,524	2,302,238	0.6
Hilltop Holdings Inc.	31,153	1,063,252	0.3
Hope Bancorp Inc.	223,897	3,371,889	0.8
Independent Bank Corp.	35,477	2,986,809	0.7
National Bank Holdings Corp., Class A	52,302	2,075,343	0.5
NBT Bancorp. Inc.	58,521	2,334,988	0.6
OFG Bancorp.	232,259	5,253,699	1.3
Old National Bancorp./IN	468,744	9,065,509	2.2
Pacific Premier Bancorp. Inc.	71,083	3,087,846	0.8
Preferred Bank/Los Angeles CA	30,066	1,914,603	0.5
Renasant Corp.	197,159	8,158,439	2.0
S&T Bancorp. Inc.	153,040	5,126,840	1.2
Seacoast Banking Corp. of Florida	122,456	4,437,805	1.1
Simmons First National Corp., Class A	69,467	2,061,086	0.5
Southside Bancshares Inc.	29,777	1,146,712	0.3
United Community Banks Inc./GA	226,505	7,728,351	1.9
Veritex Holdings Inc.	45,596	1,491,901	0.4
Westamerica Bancorp.	76,055	4,774,733	1.2

		176,110,488

Commercial Services & Supplies
Pitney Bowes Inc.	382,168	3,149,064	0.8

Communications Equipment
Extreme Networks Inc.	1,945,969	17,027,229	4.2

Consumer Finance
Green Dot Corp., Class A	146,801	6,722,018	1.6

	Shares	Value	% of Basket Value

Diversified Telecommunication Services
Cincinnati Bell Inc.	269,526	$4,137,224	1.0
Vonage Holdings Corp.	1,341,013	15,850,774	3.9

		19,987,998

Equity Real Estate Investment Trusts (REITs)
Acadia Realty Trust	46,437	880,910	0.2
CareTrust REIT Inc.	34,669	807,268	0.2
DiamondRock Hospitality Co.	44,001	453,210	0.1
Easterly Government Properties Inc.	107,348	2,225,324	0.5
Essential Properties Realty Trust Inc.	1,892,083	43,196,255	10.6
GEO Group Inc. (The)	526,228	4,083,529	1.0
Kite Realty Group Trust	352,298	6,795,828	1.7
NexPoint Residential Trust Inc.	134,754	6,210,812	1.5
SITE Centers Corp.	742,344	10,066,185	2.5
Urstadt Biddle Properties Inc.	58,452	973,226	0.2

		75,692,547

Health Care Providers & Services
RadNet Inc.	218,140	4,744,545	1.2

Insurance
Ambac Financial Group Inc.	101,871	1,705,321	0.4
Assured Guaranty Ltd.	933,514	39,468,972	9.7
Employers Holdings Inc.	78,428	3,377,110	0.8
Horace Mann Educators Corp.	164,732	7,118,070	1.7
James River Group Holdings Ltd.	49,213	2,245,097	0.6
ProAssurance Corp.	250,679	6,708,170	1.6
Safety Insurance Group Inc.	11,779	992,381	0.3
Stewart Information Services Corp.	86,073	4,478,378	1.1

		66,093,499

Metals & Mining
Warrior Met Coal Inc.	75,979	1,301,520	0.3

Multiline Retail
Macy’s Inc.	666,092	10,784,029	2.6

Oil, Gas & Consumable Fuels
Bonanza Creek Energy Inc.	64,419	2,301,691	0.6
Green Plains Inc.	93,280	2,525,090	0.6
Par Pacific Holdings Inc.	151,718	2,142,258	0.5
Renewable Energy Group Inc.	28,056	1,852,818	0.5

		8,821,857

Software
Xperi Holding Corp.	76,497	1,665,340	0.4

Thrifts & Mortgage Finance
Capitol Federal Financial Inc.	149,609	1,981,571	0.5
Flagstar Bancorp. Inc.	25,803	1,163,715	0.3
HomeStreet Inc.	41,257	1,818,196	0.4
Northwest Bancshares Inc.	559,776	8,088,763	2.0
TrustCo Bank Corp. NY	233,402	1,720,173	0.4

		14,772,418

Total Reference Entity — Long		408,428,805

Net Value of Reference Entity — Goldman Sachs & Co.		$408,428,805

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Securities PLC as of March 31, 2021 expiration date 02/08/23.

	Shares	Value	% of Basket Value

Reference Entity — Long

Aerospace & Defense
Triumph Group Inc.	119,195	$2,190,804	0.5%

Banks
Ameris Bancorp.	96,245	5,053,825	1.2
BankUnited Inc.	16,788	737,833	0.2
Banner Corp.	100,061	5,336,253	1.3
Berkshire Hills Bancorp. Inc.	136,832	3,054,090	0.7
Boston Private Financial Holdings Inc.	368,985	4,914,880	1.2
Brookline Bancorp. Inc.	64,468	967,020	0.2
Cadence BanCorp.	315,539	6,541,123	1.6
Central Pacific Financial Corp.	293,458	7,829,459	1.9
City Holding Co.	16,654	1,361,964	0.3
Columbia Banking System Inc.	103,471	4,458,565	1.1
Community Bank System Inc.	106,302	8,155,489	2.0
Customers Bancorp. Inc.	26,896	855,831	0.2
CVB Financial Corp.	98,205	2,169,348	0.5
Eagle Bancorp. Inc.	34,858	1,854,794	0.5
First BanCorp./Puerto Rico	679,745	7,653,929	1.9
First Bancorp./Southern Pines NC	24,453	1,063,706	0.3
First Commonwealth Financial Corp.	235,975	3,390,961	0.8
First Financial Bancorp.	24,457	586,968	0.1
First Midwest Bancorp. Inc.	443,104	9,708,409	2.4
Great Western Bancorp. Inc.	44,639	1,352,115	0.3
Hanmi Financial Corp.	19,526	385,248	0.1
Heritage Financial Corp./WA	120,333	3,398,204	0.8
Hilltop Holdings Inc.	334,576	11,419,079	2.8
Hope Bancorp Inc.	171,215	2,578,498	0.6
Independent Bank Corp.	95,038	8,001,249	2.0
Investors Bancorp. Inc.	3,127,525	45,943,342	11.2
National Bank Holdings Corp., Class A	40,059	1,589,541	0.4
NBT Bancorp. Inc.	67,354	2,687,425	0.7
OFG Bancorp.	15,480	350,158	0.1
Old National Bancorp./IN	264,941	5,123,959	1.3
S&T Bancorp. Inc.	46,992	1,574,232	0.4
Seacoast Banking Corp. of Florida	71,351	2,585,760	0.6
Simmons First National Corp., Class A	412,221	12,230,597	3.0
United Community Banks Inc./GA	167,660	5,720,559	1.4
Veritex Holdings Inc.	56,051	1,833,989	0.5
Westamerica Bancorp.	24,327	1,527,249	0.4

		183,995,651

Commercial Services & Supplies
Pitney Bowes Inc.	428,872	3,533,905	0.9

Communications Equipment
Extreme Networks Inc.	438,792	3,839,430	0.9

Consumer Finance
Green Dot Corp., Class A	99,275	4,545,802	1.1

Diversified Telecommunication Services
Cincinnati Bell Inc.	55,520	852,232	0.2
Vonage Holdings Corp.	2,677,424	31,647,152	7.7

		32,499,384

	Shares	Value	% of Basket Value

Equity Real Estate Investment Trusts (REITs)
Acadia Realty Trust	191,684	$3,636,245	0.9
CareTrust REIT Inc.	197,447	4,597,553	1.1
DiamondRock Hospitality Co.	117,286	1,208,046	0.3
Easterly Government Properties Inc.	72,523	1,503,402	0.4
Essential Properties Realty Trust Inc.	153,896	3,513,446	0.9
GEO Group Inc. (The)	177,208	1,375,134	0.3
Kite Realty Group Trust	45,118	870,326	0.2
NexPoint Residential Trust Inc.	13,118	604,609	0.2
SITE Centers Corp.	1,064,355	14,432,654	3.5
Urstadt Biddle Properties Inc.	1,709	28,455	0.0	(a)

		31,769,870

Health Care Providers & Services
Magellan Health Inc.	8,841	824,335	0.2
RadNet Inc.	144,788	3,149,139	0.8

		3,973,474

Insurance
Ambac Financial Group Inc.	745,599	12,481,327	3.0
Employers Holdings Inc.	117,550	5,061,703	1.2
Horace Mann Educators Corp.	49,800	2,151,858	0.5
James River Group Holdings Ltd.	43,825	1,999,297	0.5
ProAssurance Corp.	459	12,283	0.0	(a)
Safety Insurance Group Inc.	23,085	1,944,911	0.5
Stewart Information Services Corp.	66,861	3,478,778	0.9

		27,130,157

Metals & Mining
Warrior Met Coal Inc.	865,043	14,818,187	3.6

Multiline Retail
Macy’s Inc.	727,887	11,784,491	2.9

Oil, Gas & Consumable Fuels
Bonanza Creek Energy Inc.	17,934	640,782	0.2
Green Plains Inc.	503,261	13,623,275	3.3
Par Pacific Holdings Inc.	40,319	569,304	0.1
Renewable Energy Group Inc.	497,271	32,839,777	8.0

		47,673,138

Software
Xperi Holding Corp.	226,340	4,927,422	1.2

Thrifts & Mortgage Finance
Capitol Federal Financial Inc.	48,763	645,866	0.1
HomeStreet Inc.	24,976	1,100,692	0.3
Meta Financial Group Inc.	62,909	2,850,407	0.7
Northwest Bancshares Inc.	55,616	803,651	0.2
TrustCo Bank Corp. NY	207,907	1,532,275	0.4
WSFS Financial Corp.	597,260	29,737,575	7.3

		36,670,466

Total Reference Entity — Long		409,352,181

Net Value of Reference Entity — JPMorgan Securities PLC		$409,352,181

(a)	Rounds to less than 0.1%.

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Total Return Swaps	$—	$—	$—	$(48,154,397)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$4,123,715

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$48,154,397

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$ 57,982,652
Swaps	176,105,669

$ 234,088,321

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ 1,746,803
Swaps	(48,154,397)

$ (46,407,594)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$171,153,337
Total return swaps:
Average notional value	$326,658,248

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$4,123,715	$—
Swaps - OTC(a)	—	48,154,397

Total derivative assets and liabilities in the Statement of Assets and Liabilities	4,123,715	48,154,397
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(4,123,715)	—

Total derivative assets and liabilities subject to an MNA	—	48,154,397

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Small-Cap ETF

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)(c)

Goldman Sachs & Co.	$31,600,452	$—	$(28,620,000)	$2,980,452
JPMorgan Securities PLC	16,553,945	—	(14,740,000)	1,813,945

	$48,154,397	$—	$(43,360,000)	$4,794,397

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$67,256,221,790	$3,069,572	$—	$67,259,291,362
Money Market Funds	3,810,663,133	—	—	3,810,663,133

	$71,066,884,923	$3,069,572	$—	$71,069,954,495

Derivative financial instruments(a)
Assets
Futures Contracts	$4,123,715	$—	$—	$4,123,715
Liabilities
Swaps	—	(48,154,397)	—	(48,154,397)

	$4,123,715	$(48,154,397)	$—	$(44,030,682)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.6%
AAR Corp.	30,714	$1,279,238
Aerojet Rocketdyne Holdings Inc.	63,628	2,987,971
Aerovironment Inc.(a)(b)	17,277	2,005,169
Air Industries Group(a)(b)	7,727	11,359
Astronics Corp.(a)	22,546	406,730
Astrotech Corp.(a)	1,452	3,180
Axon Enterprise Inc.(a)	58,373	8,313,483
Boeing Co. (The)	482,209	122,828,276
BWX Technologies Inc.	87,239	5,752,540
CPI Aerostructures Inc.(a)	7,590	34,459
Cubic Corp.	24,792	1,848,739
Curtiss-Wright Corp.	33,238	3,942,027
Ducommun Inc.(a)	8,057	483,420
General Dynamics Corp.	204,499	37,128,838
HEICO Corp.	36,322	4,569,308
HEICO Corp., Class A	63,956	7,265,402
Hexcel Corp.	79,057	4,427,192
Howmet Aerospace Inc.	345,779	11,109,879
Huntington Ingalls Industries Inc.	37,428	7,704,554
Innovative Solutions & Support Inc.	15,136	95,659
Kaman Corp.	23,551	1,207,931
Kratos Defense & Security Solutions Inc.(a)	109,031	2,974,366
L3Harris Technologies Inc.	180,683	36,620,830
Lockheed Martin Corp.	217,123	80,226,948
Maxar Technologies Inc.	58,348	2,206,721
Mercury Systems Inc.(a)	48,004	3,391,483
Moog Inc., Class A	22,423	1,864,472
National Presto Industries Inc.	7,008	715,306
Northrop Grumman Corp.	136,424	44,152,263
PAE Inc.(a)(b)	51,780	467,056
Park Aerospace Corp.	16,036	211,996
Parsons Corp.(a)	16,579	670,455
Raytheon Technologies Corp.	1,336,755	103,291,059
SIFCO Industries Inc.(a)	614	7,699
Spirit AeroSystems Holdings Inc., Class A	92,756	4,512,579
Teledyne Technologies Inc.(a)	32,701	13,526,769
Textron Inc.	200,060	11,219,365
TransDigm Group Inc.(a)	48,029	28,237,210
Triumph Group Inc.	38,415	706,068
Vectrus Inc.(a)	8,074	431,474
Virgin Galactic Holdings Inc.(a)(b)	105,697	3,237,499
Virtra Inc.(a)(b)	6,684	41,107

		562,118,079

Air Freight & Logistics — 0.6%
Air T Inc.(a)	379	9,009
Air Transport Services Group Inc.(a)	48,532	1,420,046
Atlas Air Worldwide Holdings Inc.(a)	23,186	1,401,362
CH Robinson Worldwide Inc.	118,600	11,317,998
Echo Global Logistics Inc.(a)	21,765	683,639
Expeditors International of Washington Inc.	145,551	15,674,387
FedEx Corp.	214,348	60,883,406
Forward Air Corp.	24,335	2,161,191
Hub Group Inc., Class A(a)	31,038	2,088,237
Radiant Logistics Inc.(a)	24,553	170,643
United Parcel Service Inc., Class B	628,876	106,902,631
XPO Logistics Inc.(a)	89,827	11,075,669

		213,788,218

Security	Shares	Value

Airlines — 0.3%
Alaska Air Group Inc.	110,307	$7,634,348
Allegiant Travel Co.	12,814	3,127,385
American Airlines Group Inc.(b)	566,563	13,540,856
Delta Air Lines Inc.	566,164	27,334,398
Hawaiian Holdings Inc.	47,523	1,267,438
JetBlue Airways Corp.(a)	265,680	5,403,931
SkyWest Inc.	47,861	2,607,467
Southwest Airlines Co.	523,156	31,943,905
Spirit Airlines Inc.(a)(b)	95,933	3,539,928
United Airlines Holdings Inc.(a)	279,931	16,107,230

		112,506,886

Auto Components — 0.3%
Adient PLC(a)	91,209	4,031,438
American Axle & Manufacturing Holdings Inc.(a)	93,497	903,181
Aptiv PLC	237,441	32,743,114
Autoliv Inc.	71,709	6,654,595
BorgWarner Inc.	217,409	10,079,081
Cooper Tire & Rubber Co.	47,255	2,645,335
Cooper-Standard Holdings Inc.(a)	13,498	490,247
Dana Inc.	131,729	3,204,967
Dorman Products Inc.(a)(b)	24,061	2,469,621
Fox Factory Holding Corp.(a)	39,134	4,972,366
Gentex Corp.	221,293	7,893,521
Gentherm Inc.(a)	25,926	1,921,376
Goodyear Tire & Rubber Co. (The)(a)	214,051	3,760,876
Horizon Global Corp.(a)	40,727	420,710
LCI Industries	23,244	3,074,716
Lear Corp.	48,165	8,729,906
Luminar Technologies Inc.(a)(b)	163,484	3,974,296
Modine Manufacturing Co.(a)(b)	62,120	917,513
Motorcar Parts of America Inc.(a)	30,404	684,090
Patrick Industries Inc.	22,437	1,907,145
QuantumScape Corp.(a)(b)	122,012	5,460,037
Standard Motor Products Inc.	21,623	899,084
Stoneridge Inc.(a)(b)	23,463	746,358
Superior Industries International Inc.(a)	62,048	352,433
Sypris Solutions Inc.(a)(b)	15,889	52,910
Tenneco Inc., Class A(a)	38,955	417,598
Unique Fabricating Inc.(a)	714	4,248
Veoneer Inc.(a)(b)	92,240	2,258,035
Visteon Corp.(a)	22,801	2,780,582
XL Fleet Corp.(a)(b)	81,974	736,127
XPEL Inc.(a)	21,214	1,101,643

		116,287,149

Automobiles — 1.6%
Arcimoto Inc.(a)(b)	13,256	175,377
Canoo Inc.(a)(b)	124,281	1,122,258
Fisker Inc.(a)(b)	127,491	2,195,395
Ford Motor Co.(a)	3,417,392	41,863,052
General Motors Co.	1,114,468	64,037,331
Harley-Davidson Inc.	133,984	5,372,758
Lordstown Motors Corp., Class A(a)(b)	87,109	1,025,273
Tesla Inc.(a)	672,798	449,381,968
Thor Industries Inc.	49,211	6,630,690
Winnebago Industries Inc.	33,366	2,559,506
Workhorse Group Inc.(a)(b)	81,804	1,126,441

		575,490,049

Banks — 4.6%
1st Constitution Bancorp.	7,221	127,162

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
1st Source Corp.	15,170	$721,789
ACNB Corp.	7,215	211,400
Affinity Bancshares Inc.(a)	2,365	28,664
Allegiance Bancshares Inc.	15,975	647,626
Altabancorp.	21,120	887,885
Amalgamated Financial Corp.	30,444	505,066
Amerant Bancorp Inc.(a)	25,814	479,366
American National Bankshares Inc.	16,737	553,493
American River Bankshares, Class A	7,284	118,802
Ameris Bancorp.	45,590	2,393,931
AmeriServ Financial Inc.	15,593	63,308
Ames National Corp.	7,928	202,798
Arrow Financial Corp.	9,521	317,145
Associated Banc-Corp.	142,809	3,047,544
Atlantic Capital Bancshares Inc.(a)	7,594	183,015
Atlantic Union Bankshares Corp.	71,746	2,752,177
Auburn National Bancorp. Inc.	595	22,830
Banc of California Inc.	46,295	837,014
BancFirst Corp.	15,420	1,090,040
Bancorp. Inc. (The)(a)	62,476	1,294,503
BancorpSouth Bank	89,632	2,911,247
Bank First Corp.	7,887	591,446
Bank of America Corp.	6,677,562	258,354,874
Bank of Commerce Holdings	8,580	109,395
Bank of Hawaii Corp.	35,889	3,211,707
Bank of Marin Bancorp., Class A	14,186	555,524
Bank of Princeton (The)	15,650	447,903
Bank of South Carolina Corp.	960	21,696
Bank of the James Financial Group Inc.	775	10,997
Bank OZK	102,562	4,189,658
Bank7 Corp.	2,920	51,421
BankFinancial Corp.	29	299
BankUnited Inc.	65,208	2,865,892
Bankwell Financial Group Inc.	7,175	193,366
Banner Corp.	19,279	1,028,149
Bar Harbor Bankshares	15,060	443,065
Baycom Corp.(a)	22,740	409,775
BCB Bancorp. Inc.	7,951	109,724
Berkshire Hills Bancorp. Inc.	43,458	969,983
BOK Financial Corp.	26,162	2,336,790
Boston Private Financial Holdings Inc.	41,027	546,480
Brookline Bancorp. Inc.	34,474	517,110
Bryn Mawr Bank Corp.	16,035	729,753
Business First Bancshares Inc.	21,288	509,422
Byline Bancorp Inc.	25,347	536,089
C&F Financial Corp.	704	31,180
Cadence BanCorp.	101,829	2,110,915
Cambridge Bancorp.	6,825	575,484
Camden National Corp.	8,456	404,704
Capital City Bank Group Inc.	8,088	210,450
Capstar Financial Holdings Inc.	31,688	546,618
Carter Bankshares Inc.(a)	9,687	135,231
Cathay General Bancorp.	63,208	2,577,622
CB Financial Services Inc.	829	18,346
CBTX Inc.	15,762	484,209
Central Pacific Financial Corp.	9,084	242,361
Central Valley Community Bancorp.	7,881	145,089
Century Bancorp. Inc./MA, Class A, NVS	787	73,435
Chemung Financial Corp.	774	32,369
CIT Group Inc.	86,010	4,430,375

Security	Shares	Value

Banks (continued)
Citigroup Inc.	1,834,943	$133,492,103
Citizens & Northern Corp.	8,546	203,224
Citizens Community Bancorp. Inc./WI	799	9,916
Citizens Financial Group Inc.	368,465	16,267,730
Citizens Holding Co.	828	16,477
City Holding Co.	12,074	987,412
Civista Bancshares Inc.	8,100	185,814
CNB Financial Corp./PA	8,679	213,590
Codorus Valley Bancorp. Inc.	8,067	148,513
Colony Bankcorp Inc.	7,228	112,757
Columbia Banking System Inc.	49,769	2,144,546
Comerica Inc.	121,388	8,708,375
Commerce Bancshares Inc.	93,738	7,181,268
Community Bank System Inc.	43,616	3,346,220
Community Bankers Trust Corp.	16,694	147,241
Community Financial Corp. (The)	880	30,140
Community Trust Bancorp. Inc.	15,509	682,861
Community West Bancshares(b)	7,234	92,885
ConnectOne Bancorp. Inc.(b)	29,575	749,726
County Bancorp. Inc.	862	20,662
CrossFirst Bankshares Inc.(a)(b)	61,258	844,748
Cullen/Frost Bankers Inc.	47,099	5,122,487
Customers Bancorp. Inc.(a)	20,203	642,859
CVB Financial Corp.	108,076	2,387,399
Dime Community Bancshares Inc.	36,634	1,104,149
Eagle Bancorp. Inc.	22,012	1,171,259
Eagle Bancorp. Montana Inc.	850	20,672
East West Bancorp. Inc.	125,601	9,269,354
Eastern Bankshares Inc.	164,486	3,172,935
Emclaire Financial Corp.	214	5,889
Enterprise Bancorp. Inc./MA	7,337	238,599
Enterprise Financial Services Corp.	31,277	1,546,335
Equity Bancshares Inc., Class A(a)	8,091	221,693
Evans Bancorp. Inc.	1,016	34,432
Farmers & Merchants Bancorp. Inc./Archbold OH	17,612	442,766
Farmers National Banc Corp.	15,652	261,388
Fauquier Bankshares Inc.(b)	831	17,684
FB Financial Corp.	30,020	1,334,689
Fidelity D&D Bancorp. Inc.	7,351	452,086
Fifth Third Bancorp.	620,110	23,223,119
Financial Institutions Inc.	8,736	264,613
First Bancorp. Inc. (The)	7,998	233,462
First BanCorp./Puerto Rico	145,025	1,632,981
First Bancorp./Southern Pines NC	15,784	686,604
First Bancshares Inc. (The)	26,916	985,395
First Bank/Hamilton NJ	7,656	93,174
First Busey Corp.	37,708	967,210
First Business Financial Services Inc.	7,742	191,460
First Capital Inc.	627	30,541
First Choice Bancorp.	22,947	557,842
First Citizens BancShares Inc./NC, Class A	6,592	5,509,396
First Commonwealth Financial Corp.	43,678	627,653
First Community Bankshares Inc.	15,139	454,019
First Community Corp./SC	7,263	144,897
First Financial Bancorp.	66,509	1,596,216
First Financial Bankshares Inc.	131,599	6,149,621
First Financial Corp./IN	9,167	412,607
First Financial Northwest Inc.	7,992	113,886
First Foundation Inc.	22,505	527,967
First Guaranty Bancshares Inc.	20,963	375,447

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
First Hawaiian Inc.	116,358	$3,184,718
First Horizon Corp.	512,438	8,665,327
First Internet Bancorp.	843	29,699
First Interstate BancSystem Inc., Class A	30,560	1,406,982
First Merchants Corp.	45,995	2,138,767
First Mid Bancshares Inc.	21,350	937,905
First Midwest Bancorp. Inc.	82,119	1,799,227
First National Corp./VA	3,235	57,680
First Northwest Bancorp.	8,667	144,046
First of Long Island Corp. (The)	22,698	482,332
First Republic Bank/CA	155,887	25,994,157
First Savings Financial Group Inc.	214	14,368
First U.S. Bancshares Inc.	7,152	66,514
First United Corp.	7,384	130,106
Flushing Financial Corp.	23,583	500,667
FNB Corp.	310,225	3,939,857
Franklin Financial Services Corp.	883	27,532
Fulton Financial Corp.	143,107	2,437,112
FVCBankcorp Inc.(a)	28,335	490,762
German American Bancorp. Inc.	15,789	729,768
Glacier Bancorp. Inc.	80,310	4,584,095
Glen Burnie Bancorp	598	6,907
Great Southern Bancorp. Inc.	7,945	450,243
Great Western Bancorp. Inc.	30,365	919,756
Guaranty Bancshares Inc./TX	17,842	655,693
Hancock Whitney Corp.	83,886	3,524,051
Hanmi Financial Corp.	14,565	287,367
Harborone Bancorp. Inc.	57,697	777,179
Hawthorn Bancshares Inc.	7,745	164,891
HBT Financial Inc.	7,866	134,666
Heartland Financial USA Inc.	39,764	1,998,539
Heritage Financial Corp./WA	22,267	628,820
Hilltop Holdings Inc.	62,704	2,140,088
Home BancShares Inc./AR	134,432	3,636,386
HomeTrust Bancshares Inc.	15,496	377,328
Hope Bancorp Inc.	85,049	1,280,838
Horizon Bancorp Inc./IN	23,014	427,600
Howard Bancorp. Inc.(a)	1,401	23,032
Huntington Bancshares Inc./OH	905,384	14,232,636
Independent Bank Corp.	24,726	2,081,682
Independent Bank Corp./MI	16,610	392,660
International Bancshares Corp.	47,313	2,196,269
Investar Holding Corp.	7,264	149,275
Investors Bancorp. Inc.	162,312	2,384,363
JPMorgan Chase & Co.	2,682,118	408,298,823
KeyCorp.	837,068	16,724,619
Lakeland Bancorp. Inc.	32,278	562,606
Lakeland Financial Corp.	23,283	1,610,951
Landmark Bancorp. Inc./Manhattan KS(b)	820	21,664
LCNB Corp.	7,788	136,290
Limestone Bancorp. Inc.(a)	457	7,243
Live Oak Bancshares Inc.(b)	31,397	2,150,381
M&T Bank Corp.	115,442	17,502,162
Macatawa Bank Corp.	23,452	233,347
Mackinac Financial Corp.	764	10,711
MainStreet Bancshares Inc.(a)(b)	1,804	37,451
Malvern Bancorp. Inc.(a)(b)	7,201	134,083
Mercantile Bank Corp.	15,206	493,739
Meridian Corp.	1,164	30,264
Mid Penn Bancorp. Inc.	790	21,180

Security	Shares	Value

Banks (continued)
Middlefield Banc Corp.	538	$11,276
Midland States Bancorp. Inc.	21,324	591,528
MidWestOne Financial Group Inc.	7,600	235,372
MVB Financial Corp.	21,519	727,342
National Bank Holdings Corp., Class A	23,140	918,195
National Bankshares Inc.	7,603	269,983
NBT Bancorp. Inc.	36,179	1,443,542
Nicolet Bankshares Inc.(a)(b)	7,577	632,376
Northeast Bank	1,049	27,683
Northrim Bancorp. Inc.	7,235	307,560
Norwood Financial Corp.	1,117	29,723
Oak Valley Bancorp.	7,204	123,549
OceanFirst Financial Corp.	48,536	1,161,952
OFG Bancorp	36,448	824,454
Ohio Valley Banc Corp.	781	18,963
Old National Bancorp./IN	126,939	2,455,000
Old Point Financial Corp.	766	18,016
Old Second Bancorp. Inc.	23,917	315,944
Origin Bancorp Inc.	14,886	631,315
Orrstown Financial Services Inc.	8,028	179,024
Pacific Mercantile Bancorp.(a)	8,654	77,021
Pacific Premier Bancorp. Inc.	80,724	3,506,651
PacWest Bancorp	95,375	3,638,556
Park National Corp.	9,611	1,242,702
Parke Bancorp. Inc.	8,428	168,476
Pathfinder Bancorp. Inc.	713	10,160
Patriot National Bancorp Inc.(a)	59	588
PCB Bancorp.	31,409	471,135
Peapack Gladstone Financial Corp.	8,778	271,065
Penns Woods Bancorp. Inc.	9,964	240,033
Peoples Bancorp. Inc./OH	15,793	523,854
Peoples Bancorp. of North Carolina Inc.	893	21,111
Peoples Financial Services Corp.	7,253	306,367
People’s United Financial Inc.	354,286	6,341,719
Pinnacle Financial Partners Inc.	70,039	6,209,658
Plumas Bancorp.	7,041	205,949
PNC Financial Services Group Inc. (The)	371,089	65,092,721
Popular Inc.	69,203	4,866,355
Preferred Bank/Los Angeles CA	7,979	508,103
Premier Financial Bancorp. Inc.	8,421	156,546
Primis Financial Corp., NVS	15,367	223,436
Prosperity Bancshares Inc.	81,932	6,135,887
QCR Holdings Inc.	8,481	400,473
RBB Bancorp.	23,927	485,000
Regions Financial Corp.	860,693	17,781,917
Reliant Bancorp Inc.	22,546	647,521
Renasant Corp.	43,757	1,810,665
Republic Bancorp. Inc./KY, Class A	7,805	345,683
Republic First Bancorp. Inc.(a)	29,432	110,959
Riverview Financial Corp.	7,097	74,164
S&T Bancorp. Inc.	20,399	683,366
Salisbury Bancorp. Inc.(b)	207	9,193
Sandy Spring Bancorp. Inc.	35,111	1,524,871
SB Financial Group Inc.	865	15,795
Seacoast Banking Corp. of Florida(a)	39,119	1,417,673
Select Bancorp. Inc.(a)	7,797	86,313
ServisFirst Bancshares Inc.	37,998	2,330,417
Shore Bancshares Inc.	8,719	148,397
Sierra Bancorp.	8,129	217,857
Signature Bank/New York NY	51,094	11,552,353

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Silvergate Capital Corp., Class A(a)	16,315	$2,319,504
Simmons First National Corp., Class A	85,337	2,531,949
SmartFinancial Inc.	7,338	158,868
Sound Financial Bancorp. Inc.	260	10,824
South Plains Financial Inc.	2,685	61,003
South State Corp.	62,585	4,913,548
Southern First Bancshares Inc.(a)	7,150	335,192
Southside Bancshares Inc.	22,213	855,423
Spirit of Texas Bancshares Inc.	23,375	521,496
Sterling Bancorp./DE	182,113	4,192,241
Stock Yards Bancorp. Inc.	16,211	827,734
Summit Financial Group Inc.	7,872	209,002
Summit State Bank	868	14,166
SVB Financial Group(a)	47,966	23,678,896
Synovus Financial Corp.	134,533	6,154,885
TCF Financial Corp.	141,004	6,551,046
Texas Capital Bancshares Inc.(a)	48,284	3,424,301
Tompkins Financial Corp.	8,563	708,160
Towne Bank/Portsmouth VA	54,775	1,665,160
TriCo Bancshares	31,289	1,482,160
TriState Capital Holdings Inc.(a)	16,437	379,037
Triumph Bancorp. Inc.(a)	15,473	1,197,455
Truist Financial Corp.	1,184,118	69,057,762
Trustmark Corp.	57,381	1,931,444
U.S. Bancorp.	1,201,470	66,453,306
UMB Financial Corp.	38,722	3,575,202
Umpqua Holdings Corp.	189,263	3,321,566
Union Bankshares Inc./Morrisville VT	808	24,240
United Bancorp. Inc./OH	7,057	101,056
United Bancshares Inc./OH	679	17,145
United Bankshares Inc./WV	107,914	4,163,322
United Community Banks Inc./GA	68,926	2,351,755
United Security Bancshares/Fresno CA	8,723	71,441
Unity Bancorp. Inc.	7,212	158,664
Univest Financial Corp.	15,849	453,123
Valley National Bancorp.	375,664	5,161,623
Veritex Holdings Inc.	31,763	1,039,285
Village Bank and Trust Financial Corp.(a)	113	4,497
Washington Trust Bancorp. Inc.	14,935	771,094
Webster Financial Corp.	78,728	4,338,700
Wells Fargo & Co.	3,633,674	141,967,643
WesBanco Inc.	53,261	1,920,592
West Bancorp. Inc.	15,162	365,253
Westamerica Bancorp.	18,425	1,156,721
Western Alliance Bancorp.	93,037	8,786,414
Wintrust Financial Corp.	54,903	4,161,647
Zions Bancorp. NA	149,785	8,232,184

		1,645,135,344

Beverages — 1.3%
Alkaline Water Co. Inc. (The)(a)(b)	167,367	182,430
Boston Beer Co. Inc. (The), Class A, NVS(a)	8,066	9,729,855
Brown-Forman Corp., Class A	48,184	3,067,875
Brown-Forman Corp., Class B, NVS	163,453	11,273,353
Celsius Holdings Inc.(a)(b)	22,920	1,101,306
Coca-Cola Co. (The)	3,416,343	180,075,440
Coca-Cola Consolidated Inc.	5,002	1,444,478
Constellation Brands Inc., Class A	148,871	33,942,588
Eastside Distilling Inc.(a)	7,273	13,528
Keurig Dr Pepper Inc.	515,261	17,709,521
MGP Ingredients Inc.(b)	9,307	550,509

Security	Shares	Value

Beverages (continued)
Molson Coors Beverage Co., Class B	165,252	$8,452,640
Monster Beverage Corp.(a)	324,632	29,570,729
National Beverage Corp.	13,787	674,322
NewAge Inc.(a)(b)	92,940	265,808
PepsiCo Inc.	1,189,621	168,271,890
Reed’s Inc.(a)	8,067	9,438
Willamette Valley Vineyards Inc.(a)	794	7,186

		466,342,896

Biotechnology — 2.7%
4D Molecular Therapeutics Inc.(a)	15,980	693,212
89bio Inc.(a)	5,152	121,999
AbbVie Inc.	1,552,124	167,970,859
Abeona Therapeutics Inc.(a)	23,091	43,411
ACADIA Pharmaceuticals Inc.(a)(b)	104,169	2,687,560
Acceleron Pharma Inc.(a)	48,599	6,590,510
Achieve Life Sciences Inc.(a)	94	1,089
Acorda Therapeutics Inc.(a)(b)	6,509	31,699
Actinium Pharmaceuticals Inc.(a)(b)	954	7,269
Adamas Pharmaceuticals Inc.(a)	31,144	149,491
Adicet Bio Inc.(a)	9,608	125,673
ADMA Biologics Inc.(a)(b)	12,724	22,394
Advaxis Inc.(a)	1,169	861
Adverum Biotechnologies Inc.(a)	80,859	797,270
Aeglea BioTherapeutics Inc.(a)	8,224	65,134
Agenus Inc.(a)(b)	182,260	495,747
AgeX Therapeutics Inc.(a)(b)	6,295	10,198
Agios Pharmaceuticals Inc.(a)	47,983	2,477,842
AIkido Pharma Inc.(a)	56	64
AIM ImmunoTech Inc.(a)	414	940
Akebia Therapeutics Inc.(a)	150,619	509,845
Akero Therapeutics Inc.(a)(b)	16,417	476,257
Albireo Pharma Inc.(a)	11,229	395,822
Aldeyra Therapeutics Inc.(a)	68,593	814,885
Alector Inc.(a)(b)	41,190	829,567
Alexion Pharmaceuticals Inc.(a)	191,904	29,344,041
Alkermes PLC(a)	136,592	2,551,539
Allakos Inc.(a)(b)	30,350	3,483,573
Allena Pharmaceuticals Inc.(a)(b)	69,087	96,031
Allogene Therapeutics Inc.(a)	53,251	1,879,760
Allovir Inc.(a)	8,469	198,175
Alnylam Pharmaceuticals Inc.(a)(b)	103,108	14,557,819
Alpine Immune Sciences Inc.(a)(b)	718	7,611
Altimmune Inc.(a)(b)	43,856	619,685
ALX Oncology Holdings Inc.(a)(b)	7,733	570,231
Amgen Inc.	507,647	126,307,650
Amicus Therapeutics Inc.(a)	239,941	2,370,617
AnaptysBio Inc.(a)	21,257	458,088
Anavex Life Sciences Corp.(a)(b)	87,363	1,306,077
Anika Therapeutics Inc.(a)	14,975	610,830
Anixa Biosciences Inc.(a)(b)	7,916	37,047
Annexon Inc.(a)	24,516	682,525
Apellis Pharmaceuticals Inc.(a)(b)	45,428	1,949,315
Applied Genetic Technologies Corp./DE(a)	8,165	41,397
Applied Molecular Transport Inc.(a)(b)	8,004	352,256
Applied Therapeutics Inc.(a)	3,092	57,990
Aprea Therapeutics Inc.(a)(b)	5,748	29,315
Aptevo Therapeutics Inc.(a)	1,033	31,527
Aptinyx Inc., Class A(a)	13,794	41,382
AquaBounty Technologies Inc.(a)	92,568	620,206
Aravive Inc.(a)	1,635	10,775

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
ARCA biopharma Inc.(a)	48	$175
Arcturus Therapeutics Holdings Inc.(a)	16,842	695,575
Arcus Biosciences Inc.(a)	40,734	1,143,811
Arcutis Biotherapeutics Inc.(a)	23,397	676,875
Ardelyx Inc.(a)	86,560	573,027
Arena Pharmaceuticals Inc.(a)	49,879	3,461,104
Aridis Pharmaceuticals Inc.(a)(b)	5,447	32,137
Armata Pharmaceuticals Inc.(a)	5	24
Arrowhead Pharmaceuticals Inc.(a)	89,882	5,960,075
Assembly Biosciences Inc.(a)	21,997	101,186
Atara Biotherapeutics Inc.(a)	81,766	1,174,160
Athenex Inc.(a)(b)	44,148	189,836
Athersys Inc.(a)(b)	258,052	464,494
Atossa Therapeutics Inc.(a)	54	114
Atreca Inc., Class A(a)	41,754	640,089
aTyr Pharma Inc.(a)(b)	406	1,807
AVEO Pharmaceuticals Inc.(a)(b)	5,740	42,017
Avid Bioservices Inc.(a)(b)	71,246	1,298,815
Avidity Biosciences Inc.(a)	17,306	377,444
Avita Therapeutics Inc.(a)(b)	21,498	426,090
Avrobio Inc.(a)(b)	37,317	473,553
AzurRx BioPharma Inc.(a)(b)	16,720	22,405
Beam Therapeutics Inc.(a)(b)	21,584	1,727,583
Bellicum Pharmaceuticals Inc.(a)(b)	5,574	20,958
BioAtla Inc.(a)	10,866	552,427
Biocept Inc.(a)	189	962
BioCryst Pharmaceuticals Inc.(a)(b)	143,544	1,459,842
Biogen Inc.(a)	132,643	37,106,879
Biohaven Pharmaceutical Holding Co. Ltd.(a)	44,296	3,027,632
BioMarin Pharmaceutical Inc.(a)	162,622	12,279,587
Bio-Path Holdings Inc.(a)	260	1,825
Bioxcel Therapeutics Inc.(a)(b)	10,598	457,410
Black Diamond Therapeutics Inc.(a)	14,418	349,781
Bluebird Bio Inc.(a)(b)	56,947	1,716,952
Blueprint Medicines Corp.(a)	48,909	4,755,422
Bolt Biotherapeutics Inc.(a)	18,225	599,785
BrainStorm Cell Therapeutics Inc.(a)(b)	15,885	60,840
Brickell Biotech Inc.(a)	983	1,071
Bridgebio Pharma Inc.(a)(b)	81,666	5,030,626
C4 Therapeutics Inc.(a)	16,644	615,662
Cabaletta Bio Inc.(a)	6,352	70,507
Caladrius Biosciences Inc.(a)	6,975	13,462
Calithera Biosciences Inc.(a)	23,040	55,757
Calyxt Inc.(a)	30,368	182,815
Capricor Therapeutics Inc.(a)	603	2,822
Cardiff Oncology Inc.(a)(b)	33,122	306,710
CareDx Inc.(a)(b)	50,885	3,464,760
CASI Pharmaceuticals Inc.(a)(b)	23,563	56,551
Catabasis Pharmaceutical Inc.(a)	461	1,332
Catalyst Biosciences Inc.(a)	45	227
Catalyst Pharmaceuticals Inc.(a)	87,720	404,389
Celcuity Inc.(a)(b)	25,068	359,475
Celldex Therapeutics Inc.(a)(b)	49,633	1,022,440
Cellectar Biosciences Inc.(a)	59	95
CEL-SCI Corp.(a)(b)	51,736	786,905
Celsion Corp.(a)(b)	461	636
Cerevel Therapeutics Holdings Inc.(a)	40,834	560,651
Checkpoint Therapeutics Inc.(a)	38,443	120,711
ChemoCentryx Inc.(a)	48,520	2,486,165
Chimerix Inc.(a)	64,143	618,339

Security	Shares	Value

Biotechnology (continued)
Chinook Therapeutics Inc.(a)	39,379	$611,950
Cidara Therapeutics Inc.(a)(b)	8,446	22,466
Cleveland BioLabs Inc.(a)	741	3,890
Clovis Oncology Inc.(a)(b)	78,767	552,944
Cohbar Inc.(a)(b)	165,354	224,881
Coherus Biosciences Inc.(a)(b)	47,484	693,741
Concert Pharmaceuticals Inc.(a)	14,997	74,835
Constellation Pharmaceuticals Inc.(a)	18,773	439,100
ContraFect Corp.(a)(b)	8,268	39,686
Corbus Pharmaceuticals Holdings Inc.(a)(b)	62,471	123,068
Cortexyme Inc.(a)	12,245	441,187
Corvus Pharmaceuticals Inc.(a)(b)	901	2,775
Crinetics Pharmaceuticals Inc.(a)	21,385	326,763
CTI BioPharma Corp.(a)	15,970	46,473
Cue Biopharma Inc.(a)(b)	26,480	323,056
Cullinan Oncology Inc.(a)(b)	16,770	698,806
Curis Inc.(a)(b)	84,657	958,317
Cyclacel Pharmaceuticals Inc.(a)	39	277
Cyclerion Therapeutics Inc.(a)	14,158	39,501
Cytokinetics Inc.(a)(b)	71,030	1,652,158
CytomX Therapeutics Inc.(a)	41,138	317,997
Deciphera Pharmaceuticals Inc.(a)	34,704	1,556,127
Denali Therapeutics Inc.(a)	68,364	3,903,584
Dermtech Inc.(a)(b)	26,372	1,339,434
DiaMedica Therapeutics Inc.(a)	7,661	70,098
Dicerna Pharmaceuticals Inc.(a)	48,160	1,231,451
Dyadic International Inc.(a)	2,880	15,811
Dynavax Technologies Corp.(a)	67,436	662,896
Eagle Pharmaceuticals Inc./DE(a)	5,831	243,386
Editas Medicine Inc.(a)(b)	60,834	2,555,028
Eiger BioPharmaceuticals Inc.(a)	9,113	80,650
Eledon Pharmaceuticals Inc.(a)	17	182
Emergent BioSolutions Inc.(a)	38,002	3,530,766
Enanta Pharmaceuticals Inc.(a)	13,643	672,873
Enochian Biosciences Inc.(a)	71,729	253,921
Epizyme Inc.(a)(b)	62,819	547,153
Equillium Inc.(a)(b)	4,653	33,269
Esperion Therapeutics Inc.(a)(b)	22,109	620,157
Evelo Biosciences Inc.(a)	53,171	568,930
Exact Sciences Corp.(a)(b)	148,626	19,585,934
Exelixis Inc.(a)	278,870	6,299,673
Exicure Inc.(a)(b)	188,359	410,623
Fate Therapeutics Inc.(a)	73,705	6,076,977
FibroGen Inc.(a)(b)	78,498	2,724,666
Five Prime Therapeutics Inc.(a)	37,544	1,414,282
Flexion Therapeutics Inc.(a)(b)	62,902	562,973
Forma Therapeutics Holdings Inc.(a)(b)	13,616	381,520
Forte Biosciences Inc.(a)	2,882	98,766
Fortress Biotech Inc.(a)(b)	87,046	307,272
Frequency Therapeutics Inc.(a)(b)	30,110	286,045
F-Star(a)(c)	11,084	4,434
F-Star Therapeutics Inc.(a)	12,192	132,039
F-Star Therapeutics Inc.(a)(c)	11,084	4,434
G1 Therapeutics Inc.(a)	21,438	515,798
Galectin Therapeutics Inc.(a)(b)	24,448	53,052
Galera Therapeutics Inc.(a)	4,986	43,977
Gemini Therapeutics Inc.(a)(b)	40,935	554,669
Generation Bio Co.(a)(b)	20,428	581,381
Genocea Biosciences Inc.(a)	1,549	4,198
Geron Corp.(a)	325,645	514,519

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Gilead Sciences Inc	1,102,917	$71,281,526
Global Blood Therapeutics Inc.(a)(b)	52,631	2,144,713
GlycoMimetics Inc.(a)	37,479	112,812
Gossamer Bio Inc.(a)	62,489	578,023
Halozyme Therapeutics Inc.(a)	108,182	4,510,108
Harpoon Therapeutics Inc.(a)	5,998	125,478
Heat Biologics Inc.(a)(b)	57	415
Heron Therapeutics Inc.(a)(b)	71,540	1,159,663
Histogen Inc.(a)	1,358	1,765
Homology Medicines Inc.(a)(b)	21,800	205,138
Hookipa Pharma Inc.(a)(b)	5,715	76,867
Humanigen Inc.(a)	19,634	375,009
iBio Inc.(a)	418,312	644,200
Ideaya Biosciences Inc.(a)(b)	5,120	120,320
Idera Pharmaceuticals Inc.(a)(b)	9,542	12,405
IGM Biosciences Inc.(a)	7,049	540,588
Immucell Corp.(a)	736	7,095
Immunic Inc.(a)	318	5,069
ImmunityBio Inc.(a)(b)	44,469	1,055,694
ImmunoGen Inc.(a)	141,287	1,144,425
Immunovant Inc.(a)	44,144	708,070
Incyte Corp.(a)	167,288	13,595,496
Infinity Pharmaceuticals Inc.(a)(b)	38,827	125,411
Inmune Bio Inc.(a)(b)	2,627	31,209
Inovio Pharmaceuticals Inc.(a)(b)	213,161	1,978,134
Insmed Inc.(a)	86,565	2,948,404
Intellia Therapeutics Inc.(a)(b)	53,183	4,268,202
Intercept Pharmaceuticals Inc.(a)	21,563	497,674
Invitae Corp.(a)(b)	158,589	6,059,686
Ionis Pharmaceuticals Inc.(a)(b)	126,278	5,677,459
Iovance Biotherapeutics Inc.(a)	121,794	3,855,998
Ironwood Pharmaceuticals Inc.(a)	135,418	1,513,973
IsoRay Inc.(a)	54,637	59,554
IVERIC bio Inc.(a)(b)	96,582	596,877
Jounce Therapeutics Inc.(a)	17,255	177,209
Kadmon Holdings Inc.(a)	173,724	675,786
KalVista Pharmaceuticals Inc.(a)	12,623	324,285
Karuna Therapeutics Inc.(a)	17,140	2,060,742
Karyopharm Therapeutics Inc.(a)(b)	63,970	672,964
Keros Therapeutics Inc.(a)	12,188	750,171
Kezar Life Sciences Inc.(a)	29,093	173,394
Kindred Biosciences Inc.(a)	14,970	74,401
Kiniksa Pharmaceuticals Ltd., Class A(a)(b)	22,742	420,954
Kinnate Biopharma Inc.(a)	19,666	612,793
Kodiak Sciences Inc.(a)(b)	27,131	3,076,384
Kronos Bio Inc.(a)(b)	20,954	613,324
Krystal Biotech Inc.(a)	19,521	1,503,898
Kura Oncology Inc.(a)	57,509	1,625,779
Kymera Therapeutics Inc.(a)	10,362	402,667
La Jolla Pharmaceutical Co.(a)(b)	15,326	64,982
Larimar Therapeutics Inc.(a)(b)	1,212	17,707
Lexicon Pharmaceuticals Inc.(a)	26,392	154,921
Ligand Pharmaceuticals Inc.(a)(b)	16,267	2,479,904
Lineage Cell Therapeutics Inc.(a)(b)	60,556	142,307
LogicBio Therapeutics Inc.(a)	6,008	43,738
Lumos Pharma Inc.(a)	2,356	27,565
MacroGenics Inc.(a)	57,781	1,840,325
Madrigal Pharmaceuticals Inc.(a)(b)	7,414	867,216
Magenta Therapeutics Inc.(a)	17,346	205,377
MannKind Corp.(a)	252,243	988,793

Security	Shares	Value

Biotechnology (continued)
Marker Therapeutics Inc.(a)(b)	92,206	$206,541
Matinas BioPharma Holdings Inc.(a)(b)	211,679	222,263
MediciNova Inc.(a)	26,279	132,709
MEI Pharma Inc.(a)	23,738	81,421
Merrimack Pharmaceuticals Inc.(a)	8,745	54,919
Mersana Therapeutics Inc.(a)	60,873	984,925
Millendo Therapeutics Inc.(a)	1,337	1,604
MiMedx Group Inc.(a)	81,121	835,546
Minerva Neurosciences Inc.(a)	15,102	44,098
Miragen Therapeutics Inc.(c)	119	—
Mirati Therapeutics Inc.(a)	39,456	6,758,813
Mirum Pharmaceuticals Inc.(a)	4,941	97,931
Moderna Inc.(a)(b)	269,851	35,336,988
Molecular Templates Inc.(a)	52,637	664,279
Moleculin Biotech Inc.(a)	6,024	24,578
Morphic Holding Inc.(a)	9,547	604,134
Mustang Bio Inc.(a)	86,648	287,671
Myovant Sciences Ltd.(a)(b)	35,030	720,917
Myriad Genetics Inc.(a)	64,661	1,968,927
NanoViricides Inc.(a)(b)	1,651	7,793
Natera Inc.(a)	68,299	6,935,080
Navidea Biopharmaceuticals Inc.(a)	6,298	12,722
Neoleukin Therapeutics Inc.(a)	43,923	540,692
NeuBase Therapeutics Inc.(a)	784	5,794
Neurocrine Biosciences Inc.(a)(b)	79,749	7,755,590
NextCure Inc.(a)(b)	13,888	139,019
Nkarta Inc.(a)(b)	18,313	602,498
Novavax Inc.(a)(b)	59,730	10,829,646
Nurix Therapeutics Inc.(a)(b)	16,599	516,063
Ocugen Inc.(a)(b)	142,682	968,811
Olema Pharmaceuticals Inc.(a)(b)	14,656	486,286
Oncocyte Corp.(a)	148,337	769,869
OncoSec Medical Inc.(a)(b)	1,207	5,757
Oncternal Therapeutics Inc.(a)(b)(c)	722	1,480
Oncternal Therapeutics Inc.(a)	81,773	680,351
OpGen Inc.(a)	1	3
OPKO Health Inc.(a)(b)	339,478	1,456,361
Oragenics Inc.(a)	854	774
Organogenesis Holdings Inc., Class A(a)	53,635	977,230
Organovo Holdings Inc.(a)(b)	3,278	31,600
Orgenesis Inc.(a)	10,609	60,790
ORIC Pharmaceuticals Inc.(a)	14,977	366,937
Ovid therapeutics Inc.(a)	25,052	100,709
Oyster Point Pharma Inc.(a)(b)	4,995	91,309
Palatin Technologies Inc.(a)(b)	119,715	82,555
Pandion Therapeutics Inc.(a)	12,142	729,127
Passage Bio Inc.(a)(b)	18,720	327,226
PDL BioPharma Inc.(a)(c)	136,030	335,994
PDS Biotechnology Corp.(a)	277	1,260
PhaseBio Pharmaceuticals Inc.(a)	40,623	140,556
Phio Pharmaceuticals Corp.(a)	7	19
Pieris Pharmaceuticals Inc.(a)	95,764	246,113
Plus Therapeutics Inc.(a)	9	22
PMV Pharmaceuticals Inc.(a)	14,960	492,034
PolarityTE Inc.(a)(b)	17,695	19,641
Praxis Precision Medicines Inc.(a)(b)	15,281	500,606
Precigen Inc.(a)(b)	93,630	645,111
Precision BioSciences Inc.(a)(b)	70,422	728,868
Prelude Therapeutics Inc.(a)	9,520	412,502
Progenics Pharmaceuticals Inc.(a)(b)(c)	10,240	0	(d)

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Protagonist Therapeutics Inc.(a)	36,609	$948,173
Protara Therapeutics Inc.(a)(b)	158	2,487
Proteostasis Therapeutics Inc.(a)(b)(c)	6,635	717
PTC Therapeutics Inc.(a)(b)	65,333	3,093,518
Puma Biotechnology Inc.(a)	24,553	238,655
Qualigen Therapeutics Inc.(a)	578	1,561
Radius Health Inc.(a)	38,538	803,903
Rapt Therapeutics Inc.(a)(b)	2,338	51,904
Regeneron Pharmaceuticals Inc.(a)	92,935	43,971,266
REGENXBIO Inc.(a)	29,783	1,015,898
Regulus Therapeutics Inc.(a)	1,182	1,844
Relay Therapeutics Inc.(a)(b)	17,553	606,807
Replimune Group Inc.(a)	25,517	778,524
REVOLUTION Medicines Inc.(a)	41,108	1,886,035
Rexahn Pharmaceuticals Inc.(a)(c)	266	59
Rhythm Pharmaceuticals Inc.(a)(b)	33,609	714,863
Rocket Pharmaceuticals Inc.(a)(b)	34,600	1,535,202
Rubius Therapeutics Inc.(a)(b)	38,831	1,029,021
Sage Therapeutics Inc.(a)	45,265	3,388,085
Salarius Pharmaceuticals Inc.(a)(b)	802	1,187
Sana Biotechnology Inc.(a)(b)	22,819	763,752
Sangamo Therapeutics Inc.(a)(b)	94,509	1,184,198
Sarepta Therapeutics Inc.(a)(b)	69,780	5,200,703
Savara Inc.(a)	873	1,816
Scholar Rock Holding Corp.(a)	15,560	788,270
Seagen Inc.(a)	111,477	15,479,696
Selecta Biosciences Inc.(a)	159,616	722,262
SELLAS Life Sciences Group Inc.(a)	2	17
Seneca Biopharma Inc.(a)	97	165
Seres Therapeutics Inc.(a)(b)	47,991	988,135
Sesen Bio Inc.(a)	278,674	724,552
Shattuck Labs Inc.(a)	18,102	529,302
Silverback Therapeutics Inc.(a)(b)	12,055	525,960
Soleno Therapeutics Inc.(a)	600	756
Solid Biosciences Inc.(a)	15,385	85,079
Soligenix Inc.(a)(b)	14,422	22,066
Sonnet BioTherapeutics Holdings Inc.(a)	39	88
Sorrento Therapeutics Inc.(a)(b)	179,370	1,483,390
Spectrum Pharmaceuticals Inc.(a)	94,597	308,386
Spero Therapeutics Inc.(a)	6,022	88,644
SpringWorks Therapeutics Inc.(a)	21,047	1,548,428
Stoke Therapeutics Inc.(a)	17,446	677,603
Sutro Biopharma Inc.(a)(b)	17,938	408,269
Syndax Pharmaceuticals Inc.(a)(b)	41,860	935,990
Synlogic Inc.(a)	458	1,640
Synthetic Biologics Inc.(a)	1,090	744
Syros Pharmaceuticals Inc.(a)(b)	59,666	446,302
T2 Biosystems Inc.(a)(b)	15,109	24,477
TCR2 Therapeutics Inc.(a)	31,162	688,057
Tenax Therapeutics Inc.(a)	627	1,191
TG Therapeutics Inc.(a)(b)	101,585	4,896,397
Tonix Pharmaceuticals Holding Corp.(a)	485,254	621,125
Tracon Pharmaceuticals Inc.(a)(b)	632	5,201
Translate Bio Inc.(a)	70,468	1,162,017
Travere Therapeutics Inc.(a)	55,019	1,373,824
Trevena Inc.(a)(b)	24,441	43,749
Turning Point Therapeutics Inc.(a)	38,648	3,655,714
Twist Bioscience Corp.(a)(b)	38,399	4,756,100
Tyme Technologies Inc.(a)(b)	219,596	390,881
Ultragenyx Pharmaceutical Inc.(a)	56,133	6,391,303

Security	Shares	Value

Biotechnology (continued)
uniQure NV(a)(b)	32,986	$1,111,298
United Therapeutics Corp.(a)	38,856	6,499,443
Vaccinex Inc.(a)(b)	2,566	7,647
Vanda Pharmaceuticals Inc.(a)	56,183	843,869
Vaxart Inc.(a)(b)	103,571	626,605
Vaxcyte Inc.(a)	15,812	312,287
VBI Vaccines Inc.(a)(b)	260,893	811,377
Veracyte Inc.(a)	66,153	3,555,724
Verastem Inc.(a)	65,103	160,804
Vericel Corp.(a)	49,215	2,733,893
Vertex Pharmaceuticals Inc.(a)	228,492	49,100,646
Viking Therapeutics Inc.(a)(b)	71,202	450,353
Vir Biotechnology Inc.(a)(b)	57,290	2,937,258
Viracta Therapeutics Inc.(a)(b)	223	2,063
Viridian Therapeutics Inc.(a)	7	117
VistaGen Therapeutics Inc.(a)(b)	36,401	77,534
Vor BioPharma Inc.(a)(b)	19,164	825,968
Voyager Therapeutics Inc.(a)	17,958	84,582
vTv Therapeutics Inc., Class A(a)(b)	7,623	21,497
X4 Pharmaceuticals Inc.(a)	1,202	10,349
XBiotech Inc.(a)(b)	7,582	130,183
Xencor Inc.(a)	48,493	2,088,109
XOMA Corp.(a)(b)	7,883	321,705
Yield10 Bioscience Inc.(a)	7	88
Y-mAbs Therapeutics Inc.(a)	26,373	797,520
Zentalis Pharmaceuticals Inc.(a)	10,263	445,312
ZIOPHARM Oncology Inc.(a)(b)	121,068	435,845

		962,042,827

Building Products — 0.6%
A O Smith Corp.	115,264	7,792,999
AAON Inc.(b)	33,412	2,339,174
Advanced Drainage Systems Inc.	40,475	4,184,710
Allegion PLC	80,286	10,085,527
Alpha Pro Tech Ltd.(a)(b)	15,027	146,664
American Woodmark Corp.(a)	15,326	1,510,837
Apogee Enterprises Inc.	23,818	973,680
Armstrong Flooring Inc.(a)	22,863	111,800
Armstrong World Industries Inc.	45,651	4,112,699
AZEK Co. Inc. (The)(a)	110,250	4,636,012
Builders FirstSource Inc.(a)	176,742	8,195,527
Carrier Global Corp.	728,646	30,763,434
Cornerstone Building Brands Inc.(a)	31,455	441,314
CSW Industrials Inc.	9,520	1,285,200
Fortune Brands Home & Security Inc.	125,254	12,001,838
Gibraltar Industries Inc.(a)	26,336	2,410,007
Griffon Corp.	38,772	1,053,435
Insteel Industries Inc.	24,137	744,385
JELD-WEN Holding Inc.(a)	70,790	1,960,175
Jewett-Cameron Trading Co. Ltd.(a)	566	5,858
Johnson Controls International PLC	637,397	38,033,479
Lennox International Inc.	29,954	9,333,367
Masco Corp.	226,629	13,575,077
Masonite International Corp.(a)	23,894	2,753,545
Owens Corning	94,244	8,678,930
PGT Innovations Inc.(a)	64,711	1,633,953
Quanex Building Products Corp.	30,847	809,117
Resideo Technologies Inc.(a)	124,326	3,512,209
Simpson Manufacturing Co. Inc.	39,358	4,082,605
Tecnoglass Inc.	605	7,272
Trane Technologies PLC	209,723	34,721,740

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
Trex Co. Inc.(a)(b)	104,348	$9,552,016
UFP Industries Inc.	56,615	4,293,682

		225,742,267

Capital Markets — 2.9%
Affiliated Managers Group Inc.	37,466	5,583,558
Ameriprise Financial Inc.	98,666	22,934,912
Apollo Global Management Inc.	189,565	8,911,451
Ares Management Corp., Class A	84,131	4,713,860
Artisan Partners Asset Management Inc., Class A	58,282	3,040,572
Ashford Inc.(a)	329	2,918
Assetmark Financial Holdings Inc.(a)	19,021	443,950
Associated Capital Group Inc., Class A	1,422	50,993
B. Riley Financial Inc.	14,611	823,768
Bank of New York Mellon Corp. (The)	707,938	33,478,388
BGC Partners Inc., Class A	242,149	1,169,580
BlackRock Inc.(e)	123,921	93,431,477
Blackstone Group Inc. (The), Class A	601,058	44,796,853
Blucora Inc.(a)	46,363	771,480
BrightSphere Investment Group Inc.	62,538	1,274,524
Carlyle Group Inc. (The)	103,147	3,791,684
Cboe Global Markets Inc.	94,227	9,299,263
Charles Schwab Corp. (The)	1,318,607	85,946,804
CME Group Inc.	314,503	64,230,948
Cohen & Co. Inc.(a)	735	17,442
Cohen & Steers Inc.	16,890	1,103,424
Cowen Inc., Class A	23,080	811,262
Diamond Hill Investment Group Inc.	4,793	747,756
Donnelley Financial Solutions Inc.(a)	23,332	649,330
Evercore Inc., Class A	38,305	5,046,301
FactSet Research Systems Inc.	33,343	10,289,316
Federated Hermes Inc.	79,729	2,495,518
Focus Financial Partners Inc., Class A(a)	41,891	1,743,503
Franklin Resources Inc.	244,699	7,243,090
GAMCO Investors Inc., Class A	6,881	127,643
GCM Grosvenor Inc., Class A(b)	56,075	667,292
Goldman Sachs Group Inc. (The)	302,511	98,921,097
Greenhill & Co. Inc.	23,866	393,312
Hamilton Lane Inc., Class A	25,346	2,244,642
Hennessy Advisors Inc.	4,502	38,672
Houlihan Lokey Inc.	45,895	3,052,476
Interactive Brokers Group Inc., Class A(b)	70,051	5,116,525
Intercontinental Exchange Inc.	491,800	54,924,224
Invesco Ltd.	321,023	8,096,200
Janus Henderson Group PLC	131,508	4,096,474
KKR & Co. Inc.	471,801	23,047,479
Lazard Ltd., Class A	100,592	4,376,758
LPL Financial Holdings Inc.	69,173	9,833,634
Manning & Napier Inc.	15,101	97,703
MarketAxess Holdings Inc.	32,987	16,424,887
Medley Management Inc., Class A(a)	482	3,374
Moelis & Co., Class A	53,183	2,918,683
Moody’s Corp.	142,506	42,553,717
Morgan Stanley	1,317,505	102,317,438
Morningstar Inc.	19,331	4,350,248
MSCI Inc.	72,455	30,378,932
Nasdaq Inc.	99,622	14,690,260
Northern Trust Corp.	184,857	19,430,319
Open Lending Corp., Class A(a)(b)	77,254	2,736,337
Oppenheimer Holdings Inc., Class A, NVS	8,014	320,961
Piper Sandler Cos	15,047	1,649,903

Security	Shares	Value

Capital Markets (continued)
PJT Partners Inc., Class A(b)	16,763	$1,134,017
Pzena Investment Management Inc., Class A	15,044	158,413
Raymond James Financial Inc.	110,009	13,482,703
S&P Global Inc.	212,011	74,812,322
Safeguard Scientifics Inc.(a)	9,920	67,654
Sculptor Capital Management Inc.	22,913	501,336
SEI Investments Co.	110,017	6,703,336
Siebert Financial Corp.(a)(b)	39,281	159,088
Silvercrest Asset Management Group Inc., Class A	7,307	105,075
State Street Corp.	306,630	25,759,986
StepStone Group Inc., Class A	20,918	737,778
Stifel Financial Corp.	94,152	6,031,377
StoneX Group Inc.(a)	15,082	986,061
T Rowe Price Group Inc.	198,982	34,145,311
Tradeweb Markets Inc., Class A	90,130	6,669,620
U.S. Global Investors Inc., Class A, NVS	16,081	112,245
Value Line Inc.	194	5,469
Victory Capital Holdings Inc., Class A	27,043	691,219
Virtu Financial Inc., Class A	79,555	2,470,183
Virtus Investment Partners Inc.	7,208	1,697,484
Waddell & Reed Financial Inc., Class A	47,454	1,188,723
Westwood Holdings Group Inc.	7,652	110,648
WisdomTree Investments Inc.	73,455	459,094

		1,045,842,257

Chemicals — 1.8%
Advanced Emissions Solutions Inc.	44,343	243,887
AdvanSix Inc.(a)	24,302	651,780
AgroFresh Solutions Inc.(a)(b)	23,107	46,214
Air Products & Chemicals Inc.	193,768	54,514,689
Albemarle Corp.	102,787	15,018,209
American Vanguard Corp.(b)	23,078	471,022
Amyris Inc.(a)	148,465	2,835,681
Ashland Global Holdings Inc.	48,204	4,279,069
Avient Corp.	81,349	3,845,367
Axalta Coating Systems Ltd.(a)	187,481	5,545,688
Balchem Corp.	31,068	3,896,238
Cabot Corp.	54,800	2,873,712
Celanese Corp.	100,466	15,050,811
CF Industries Holdings Inc.	181,879	8,253,669
Chase Corp.	7,593	883,749
Chemours Co. (The)	144,127	4,022,585
Core Molding Technologies Inc.(a)(b)	7,598	89,098
Corteva Inc.	651,530	30,374,329
Danimer Scientific Inc.(a)(b)	54,522	2,058,206
Dow Inc.	655,058	41,884,409
DuPont de Nemours Inc.	477,105	36,870,674
Eastman Chemical Co.	122,595	13,500,161
Ecolab Inc.	217,494	46,558,941
Element Solutions Inc.	182,251	3,333,371
Ferro Corp.(a)	71,403	1,203,855
Flotek Industries Inc.(a)(b)	46,744	78,530
FMC Corp.	112,148	12,404,690
FutureFuel Corp.	16,665	242,142
GCP Applied Technologies Inc.(a)	52,502	1,288,399
Hawkins Inc.	15,858	531,560
HB Fuller Co.	41,291	2,597,617
Huntsman Corp.	186,797	5,385,358
Ikonics Corp.(a)	237	2,323
Ingevity Corp.(a)	38,774	2,928,600
Innospec Inc.	22,865	2,348,007

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
International Flavors & Fragrances Inc.	220,156	$30,735,979
Intrepid Potash Inc.(a)	9,194	299,357
Koppers Holdings Inc.(a)	16,033	557,307
Kraton Corp.(a)	24,411	893,198
Kronos Worldwide Inc.	18,146	277,634
Linde PLC	458,654	128,487,332
Livent Corp.(a)(b)	151,127	2,617,520
LSB Industries Inc.(a)	15,910	81,618
LyondellBasell Industries NV, Class A	227,644	23,686,358
Marrone Bio Innovations Inc.(a)(b)	16,461	34,403
Minerals Technologies Inc.	31,194	2,349,532
Mosaic Co. (The)	313,952	9,924,023
NewMarket Corp.	6,904	2,624,625
Northern Technologies International Corp.	1,582	24,046
Olin Corp.	132,884	5,045,605
Orion Engineered Carbons SA	53,811	1,061,153
PPG Industries Inc.	207,849	31,231,391
PQ Group Holdings Inc.	32,362	540,445
Quaker Chemical Corp.	10,395	2,533,989
Rayonier Advanced Materials Inc.(a)	38,663	350,673
RPM International Inc.	115,741	10,630,811
Scotts Miracle-Gro Co. (The)	34,589	8,473,267
Sensient Technologies Corp.	39,253	3,061,734
Sherwin-Williams Co. (The)	70,880	52,310,149
Stepan Co.	21,366	2,715,832
Trecora Resources(a)(b)	15,900	123,543
Tredegar Corp.	23,012	345,410
Trinseo SA	29,176	1,857,636
Tronox Holdings PLC, Class A	89,017	1,629,011
Valvoline Inc.	166,728	4,346,599
Venator Materials PLC(a)	46,225	214,022
Westlake Chemical Corp.	32,146	2,854,243
WR Grace & Co.	51,883	3,105,716

		661,136,801

Commercial Services & Supplies — 0.5%
ABM Industries Inc.	60,998	3,111,508
ACCO Brands Corp.	87,636	739,648
Acme United Corp.	740	29,186
ADT Inc.	134,234	1,132,935
AMREP Corp.(a)	692	7,681
Aqua Metals Inc.(a)	21,735	88,027
ARC Document Solutions Inc.	31,888	67,284
Brady Corp., Class A, NVS	38,420	2,053,549
BrightView Holdings Inc.(a)(b)	18,271	308,232
Brink’s Co. (The)	47,082	3,730,307
Casella Waste Systems Inc., Class A(a)(b)	44,351	2,819,393
CECO Environmental Corp.(a)	23,483	186,220
Charah Solutions Inc.(a)(b)	7,480	36,353
Cimpress PLC(a)(b)	15,790	1,581,053
Cintas Corp.	78,257	26,709,897
Clean Harbors Inc.(a)	46,784	3,932,663
CompX International Inc.	257	4,629
Copart Inc.(a)	179,507	19,496,255
CoreCivic Inc.	117,952	1,067,466
Covanta Holding Corp.	110,795	1,535,619
Deluxe Corp.	40,017	1,679,113
Document Security Systems Inc.(a)(b)	698	2,520
Driven Brands Holdings Inc.(a)	28,382	721,470
Ennis Inc.	23,101	493,206
Fuel Tech Inc.(a)	15,728	49,386

Security	Shares	Value

Commercial Services & Supplies (continued)
Harsco Corp.(a)	70,882	$1,215,626
Healthcare Services Group Inc.	63,544	1,781,138
Heritage-Crystal Clean Inc.(a)	15,133	410,558
Herman Miller Inc.	48,134	1,980,714
HNI Corp.	39,109	1,547,152
IAA Inc.(a)	117,987	6,505,803
Interface Inc.	47,103	587,845
JanOne Inc.(a)	173	1,457
KAR Auction Services Inc.	117,987	1,769,805
Kimball International Inc., Class B	51,916	726,824
Knoll Inc.	32,256	532,547
Matthews International Corp., Class A	31,924	1,262,594
Montrose Environmental Group Inc.(a)	7,930	398,007
MSA Safety Inc.	30,664	4,600,213
NL Industries Inc.	7,975	59,414
Odyssey Marine Exploration Inc.(a)	7,259	48,490
Performant Financial Corp.(a)	31,749	68,260
Perma-Fix Environmental Services Inc.(a)	8,626	63,229
Pitney Bowes Inc.	107,368	884,712
Quad/Graphics Inc.	22,871	80,735
Quest Resource Holding Corp.(a)	8,101	31,594
Republic Services Inc.	186,235	18,502,447
Rollins Inc.	198,114	6,819,084
RR Donnelley & Sons Co.	71,138	288,820
SP Plus Corp.(a)	15,701	514,836
Steelcase Inc., Class A	78,185	1,125,082
Stericycle Inc.(a)	76,803	5,184,971
Team Inc.(a)	23,948	276,120
Tetra Tech Inc.	48,025	6,517,953
U.S. Ecology Inc.(a)	28,925	1,204,437
UniFirst Corp./MA	12,116	2,710,470
Viad Corp.	15,976	666,998
Vidler Water Resouces Inc.(a)(b)	9,740	86,686
Virco Mfg. Corp.(a)	7,661	23,749
VSE Corp.	7,682	303,439
Waste Management Inc.	343,270	44,288,695
Wilhelmina International Inc.(a)	303	1,582

		184,655,686

Communications Equipment — 0.8%
ADTRAN Inc.	40,129	669,352
Applied Optoelectronics Inc.(a)	15,071	125,994
Arista Networks Inc.(a)	48,419	14,617,212
Aviat Networks Inc.(a)(b)	7,255	515,395
BK Technologies Corp.	14,349	59,979
CalAmp Corp.(a)	62,586	679,058
Calix Inc.(a)	55,227	1,914,168
Cambium Networks Corp.(a)(b)	5,598	261,539
Casa Systems Inc.(a)	21,221	202,236
Ciena Corp.(a)	139,130	7,613,194
Cisco Systems Inc.	3,710,743	191,882,521
Clearfield Inc.(a)	8,512	256,467
ClearOne Inc.(a)	8,515	30,654
CommScope Holding Co. Inc.(a)(b)	170,957	2,625,899
Communications Systems Inc.(b)	7,276	43,365
Comtech Telecommunications Corp.	22,106	549,113
Digi International Inc.(a)	23,087	438,422
DZS Inc.(a)	6,744	104,869
EchoStar Corp., Class A(a)	39,394	945,456
EMCORE Corp.(a)	7,318	39,956
Extreme Networks Inc.(a)	82,952	725,830

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
F5 Networks Inc.(a)	53,774	$11,218,332
Genasys Inc.(a)	24,576	164,413
Harmonic Inc.(a)(b)	71,885	563,578
Infinera Corp.(a)(b)	214,015	2,060,964
Inseego Corp.(a)(b)	53,268	532,680
Juniper Networks Inc.	275,940	6,989,560
KVH Industries Inc.(a)	15,030	190,580
Lantronix Inc.(a)	7,787	35,587
Lumentum Holdings Inc.(a)(b)	68,760	6,281,226
Motorola Solutions Inc.	148,850	27,991,242
NETGEAR Inc.(a)	30,712	1,262,263
NetScout Systems Inc.(a)	61,232	1,724,293
Network-1 Technologies Inc.	8,746	27,288
Optical Cable Corp.(a)	7,752	27,985
PCTEL Inc.	11,405	79,265
Plantronics Inc.	30,786	1,197,883
Resonant Inc.(a)	7,251	30,744
Ribbon Communications Inc.(a)	79,052	649,017
TESSCO Technologies Inc.	7,187	52,034
Ubiquiti Inc.	6,881	2,052,602
ViaSat Inc.(a)	53,371	2,565,544
Viavi Solutions Inc.(a)	198,411	3,115,053
Vislink Technologies Inc.(a)	4	12

		293,112,824

Construction & Engineering — 0.2%
AECOM(a)	132,806	8,514,193
Aegion Corp., Class A(a)	31,422	903,382
Ameresco Inc., Class A(a)(b)	15,940	775,162
API Group Corp.(a)(b)(f)	138,939	2,873,259
Arcosa Inc.	41,231	2,683,726
Argan Inc.	10,869	579,861
Comfort Systems USA Inc.	31,163	2,330,058
Concrete Pumping Holdings Inc.(a)(b)	10,435	77,323
Construction Partners Inc., Class A(a)	40,514	1,210,558
Dycom Industries Inc.(a)	25,429	2,361,083
EMCOR Group Inc.	49,313	5,530,946
Fluor Corp.	124,665	2,878,515
Granite Construction Inc.	38,478	1,548,739
Great Lakes Dredge & Dock Corp.(a)	47,698	695,437
HC2 Holdings Inc.(a)(b)	36,263	142,876
IES Holdings Inc.(a)	24,779	1,249,109
Infrastructure and Energy Alternatives Inc.(a)(b)	9,004	146,765
Limbach Holdings Inc.(a)	5,618	59,326
MasTec Inc.(a)	53,441	5,007,422
Matrix Service Co.(a)	23,508	308,190
MYR Group Inc.(a)	16,075	1,152,095
Northwest Pipe Co.(a)	7,971	266,391
NV5 Global Inc.(a)(b)	7,677	741,368
Orbital Energy Group Inc.(a)(b)	16,123	98,350
Orion Group Holdings Inc.(a)(b)	23,709	143,914
Primoris Services Corp.	51,568	1,708,448
Quanta Services Inc.	126,343	11,115,657
Sterling Construction Co. Inc.(a)	15,654	363,173
Tutor Perini Corp.(a)(b)	32,287	611,839
Valmont Industries Inc.	18,544	4,407,352
WillScot Mobile Mini Holdings Corp.(a)	150,428	4,174,377

		64,658,894

Construction Materials — 0.1%
Eagle Materials Inc.	34,424	4,626,930

Security	Shares	Value

Construction Materials (continued)
Forterra Inc.(a)	16,842	$391,577
Martin Marietta Materials Inc.	54,396	18,267,265
Summit Materials Inc., Class A(a)	103,604	2,902,984
U.S. Concrete Inc.(a)(b)	14,950	1,096,134
United State Lime & Minerals Inc.	502	67,122
Vulcan Materials Co.	117,722	19,865,587

		47,217,599

Consumer Finance — 0.6%
Ally Financial Inc.	337,017	15,236,539
American Express Co.	573,140	81,064,922
Atlanticus Holdings Corp.(a)	7,059	214,099
Capital One Financial Corp.	406,350	51,699,910
Consumer Portfolio Services Inc.(a)	15,997	64,468
Credit Acceptance Corp.(a)(b)	9,774	3,520,888
Curo Group Holdings Corp.	29,964	437,175
Discover Financial Services	267,211	25,382,373
Encore Capital Group Inc.(a)(b)	33,025	1,328,596
Enova International Inc.(a)	26,515	940,752
EZCORP Inc., Class A, NVS(a)	46,864	232,914
FirstCash Inc.	38,586	2,533,943
Green Dot Corp., Class A(a)	39,318	1,800,371
LendingClub Corp.(a)	72,249	1,193,553
LendingTree Inc.(a)(b)	9,172	1,953,636
Navient Corp.	140,363	2,008,595
Nelnet Inc., Class A	22,305	1,622,466
Nicholas Financial Inc.(a)	8,502	89,866
OneMain Holdings Inc.	76,637	4,116,940
Oportun Financial Corp.(a)	5,845	121,050
PRA Group Inc.(a)	39,661	1,470,233
PROG Holdings Inc.	60,197	2,605,928
Regional Management Corp.	8,131	281,820
Santander Consumer USA Holdings Inc.	61,199	1,656,045
SLM Corp.	283,149	5,088,188
Synchrony Financial	482,028	19,599,258
Upstart Holdings Inc.(a)(b)	11,980	1,543,743

		227,808,271

Containers & Packaging — 0.4%
Amcor PLC	1,394,950	16,293,016
AptarGroup Inc.	55,327	7,838,176
Avery Dennison Corp.	73,644	13,524,721
Ball Corp.	290,981	24,657,730
Berry Global Group Inc.(a)	117,421	7,209,649
Crown Holdings Inc.	118,262	11,476,144
Graphic Packaging Holding Co.	218,197	3,962,458
Greif Inc., Class A, NVS	23,409	1,334,313
Greif Inc., Class B	7,814	447,273
International Paper Co.	344,987	18,653,447
Myers Industries Inc.	23,583	466,000
O-I Glass Inc.	142,249	2,096,750
Packaging Corp. of America	82,073	11,037,177
Pactiv Evergreen Inc.	37,570	516,212
Ranpak Holdings Corp., Class A(a)	26,102	523,606
Sealed Air Corp.	140,141	6,421,261
Silgan Holdings Inc.	64,506	2,711,187
Sonoco Products Co.	87,912	5,564,830
UFP Technologies Inc.(a)	7,235	360,448
Westrock Co.	230,333	11,988,833

		147,083,231

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Distributors — 0.1%
AMCON Distributing Co.	53	$6,079
Core-Mark Holding Co. Inc.	39,378	1,523,535
Educational Development Corp.	1,390	23,699
Funko Inc., Class A(a)	9,832	193,494
Genuine Parts Co.	128,086	14,805,461
Greenlane Holdings Inc., Class A(a)	5,914	31,374
LKQ Corp.(a)	248,769	10,530,392
Pool Corp.	34,162	11,794,089
Weyco Group Inc.	7,209	155,930

		39,064,053

Diversified Consumer Services — 0.2%
Adtalem Global Education Inc.(a)	47,494	1,877,913
American Public Education Inc.(a)	15,495	552,087
Bright Horizons Family Solutions Inc.(a)	53,102	9,104,338
Carriage Services Inc., Class A	15,536	546,712
Chegg Inc.(a)	122,605	10,502,344
frontdoor Inc.(a)	76,308	4,101,555
Graham Holdings Co., Class B	3,232	1,817,806
Grand Canyon Education Inc.(a)	38,241	4,095,611
H&R Block Inc.	147,239	3,209,810
Houghton Mifflin Harcourt Co.(a)(b)	87,468	666,506
Laureate Education Inc., Class A(a)	96,051	1,305,333
Lincoln Educational Services Corp.(a)	23,430	150,186
OneSpaWorld Holdings Ltd.(a)	20,863	222,191
Perdoceo Education Corp.(a)	55,578	664,713
Regis Corp.(a)	31,694	398,077
Select Interior Concepts Inc., Class A(a)	39,816	286,675
Service Corp. International	146,320	7,469,636
Strategic Education Inc.	20,735	1,905,754
Stride Inc.(a)(b)	39,699	1,195,337
Terminix Global Holdings Inc.(a)	118,397	5,643,985
Universal Technical Institute Inc.(a)	16,093	93,983
Vivint Smart Home Inc.(a)	34,817	498,579
WW International Inc.(a)(b)	45,809	1,432,906
XpresSpa Group Inc.(a)	110	202
Zovio Inc., Class A(a)(b)	15,643	63,511

		57,805,750

Diversified Financial Services — 1.3%
Alerus Financial Corp.	24,638	733,720
A-Mark Precious Metals Inc.	684	24,624
Berkshire Hathaway Inc., Class B(a)	1,663,040	424,856,829
Cannae Holdings Inc.(a)	71,143	2,818,686
Equitable Holdings Inc.	340,840	11,118,201
FlexShopper Inc.(a)	8,596	22,264
GWG Holdings Inc.(a)	186	1,300
Jefferies Financial Group Inc.	170,905	5,144,240
LM Funding America Inc.(a)	426	549
Marlin Business Services Corp.	7,918	108,001
Voya Financial Inc.	112,172	7,138,626

		451,967,040

Diversified Telecommunication Services — 1.2%
Alaska Communications Systems Group Inc.	47,228	153,491
Anterix Inc.(a)(b)	8,064	380,298
AT&T Inc.	6,268,462	189,746,345
ATN International Inc.	8,066	396,202
Bandwidth Inc., Class A(a)	18,340	2,324,412
Cincinnati Bell Inc.(a)	26,821	411,702
Cogent Communications Holdings Inc.	36,932	2,539,444
Consolidated Communications Holdings Inc.(a)	63,740	458,928

Security	Shares	Value

Diversified Telecommunication Services (continued)
Globalstar Inc.(a)(b)	543,236	$733,369
IDT Corp., Class B(a)	9,629	218,193
Iridium Communications Inc.(a)(b)	105,748	4,362,105
Liberty Global PLC, Class A(a)	139,760	3,586,242
Liberty Global PLC, Class C, NVS(a)(b)	316,802	8,091,123
Liberty Latin America Ltd., Class A(a)	46,392	595,209
Liberty Latin America Ltd., Class C, NVS(a)	132,054	1,714,061
Lumen Technologies Inc.	878,119	11,722,889
Ooma Inc.(a)(b)	9,021	142,983
ORBCOMM Inc.(a)	44,923	342,762
Otelco Inc., Class A(a)	811	9,521
Radius Global Infrastructure Inc., Class A(a)(b)	54,075	794,903
Verizon Communications Inc.	3,637,220	211,504,343
Vonage Holdings Corp.(a)	187,361	2,214,607

		442,443,132

Electric Utilities — 1.5%
ALLETE Inc.	45,046	3,026,641
Alliant Energy Corp.	223,749	12,118,246
American Electric Power Co. Inc.	435,467	36,884,055
Avangrid Inc.	50,376	2,509,229
Duke Energy Corp.	675,621	65,217,695
Edison International	328,787	19,266,918
Entergy Corp.	178,418	17,747,238
Evergy Inc.	202,699	12,066,672
Eversource Energy	301,843	26,136,585
Exelon Corp.	864,139	37,797,440
FirstEnergy Corp.	483,488	16,772,199
Genie Energy Ltd., Class B	15,638	99,145
Hawaiian Electric Industries Inc.	94,086	4,180,241
IDACORP Inc.	45,593	4,557,932
MGE Energy Inc.	32,122	2,293,190
NextEra Energy Inc.	1,692,331	127,957,147
NRG Energy Inc.	212,635	8,022,719
OGE Energy Corp.	176,242	5,703,191
Otter Tail Corp.	40,329	1,861,990
PG&E Corp.(a)	1,292,185	15,131,486
Pinnacle West Capital Corp.	101,337	8,243,765
PNM Resources Inc.	70,428	3,454,493
Portland General Electric Co.	78,245	3,714,290
PPL Corp.	690,811	19,922,989
Southern Co. (The)	911,332	56,648,397
Spark Energy Inc., Class A	14,752	157,551
Xcel Energy Inc.	477,700	31,771,827

		543,263,271

Electrical Equipment — 0.7%
Acuity Brands Inc.(b)	29,314	4,836,810
Advent Technologies Holdings Inc.(a)(b)	54,646	731,710
Allied Motion Technologies Inc.	7,226	370,911
American Superconductor Corp.(a)	38,976	738,985
AMETEK Inc.	205,802	26,287,089
Array Technologies Inc.(a)	96,127	2,866,507
Atkore Inc.(a)	37,440	2,691,936
AZZ Inc.	23,329	1,174,615
Babcock & Wilcox Enterprises Inc.(a)	39,328	372,436
Beam Global(a)	5,006	217,060
Bloom Energy Corp., Class A(a)	102,294	2,767,053
Broadwind Inc.(a)(b)	15,656	103,330
Capstone Turbine Corp.(a)	1,371	12,531
Eaton Corp. PLC	348,218	48,151,585

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Emerson Electric Co.	527,729	$47,611,710
Encore Wire Corp.	16,362	1,098,381
Energous Corp.(a)(b)	21,897	88,902
Energy Focus Inc.(a)(b)	1,425	6,555
EnerSys	38,867	3,529,124
Eos Energy Enterprises Inc.(a)(b)	33,819	666,911
Espey Manufacturing & Electronics Corp.	612	9,302
FuelCell Energy Inc.(a)(b)	281,454	4,055,752
Generac Holdings Inc.(a)	55,476	18,165,616
GrafTech International Ltd.	146,091	1,786,693
Hubbell Inc.	46,758	8,738,603
Ideal Power Inc.(a)	636	8,421
LSI Industries Inc.	23,004	196,224
nVent Electric PLC	150,954	4,213,126
Ocean Power Technologies Inc.(a)	15	50
Orion Energy Systems Inc.(a)(b)	23,937	166,601
Pioneer Power Solutions Inc.(a)	7,102	34,445
Plug Power Inc.(a)	449,927	16,125,384
Powell Industries Inc.	7,819	264,829
Preformed Line Products Co.	650	44,687
Regal Beloit Corp.	34,146	4,871,951
Rockwell Automation Inc.	101,034	26,818,465
Romeo Power Inc.(a)(b)	75,784	631,281
Sensata Technologies Holding PLC(a)	143,136	8,294,731
Servotronics Inc.(a)	113	968
Shoals Technologies Group Inc., Class A(a)	68,069	2,367,440
Sunrun Inc.(a)	147,485	8,919,893
Sunworks Inc.(a)	1,820	26,718
Thermon Group Holdings Inc.(a)	24,561	478,694
TPI Composites Inc.(a)(b)	33,916	1,913,880
Ultralife Corp.(a)	8,100	67,068
Vertiv Holdings Co.	224,546	4,490,920
Vicor Corp.(a)	22,939	1,950,503

		258,966,386

Electronic Equipment, Instruments & Components — 0.9%
908 Devices Inc.(a)(b)	13,533	656,351
ADDvantage Technologies Group Inc.(a)(b)	7,081	18,411
Akoustis Technologies Inc.(a)	45,589	608,157
Amphenol Corp., Class A	531,209	35,043,858
Arlo Technologies Inc.(a)	48,085	301,974
Arrow Electronics Inc.(a)	66,034	7,317,888
Avnet Inc.	93,341	3,874,585
Badger Meter Inc.	23,873	2,221,860
Bel Fuse Inc., Class A	246	4,398
Bel Fuse Inc., Class B, NVS	7,879	156,713
Belden Inc.	38,698	1,717,030
Benchmark Electronics Inc.	40,257	1,244,746
CDW Corp./DE	124,165	20,580,349
Cemtrex Inc.(a)	788	1,481
ClearSign Technologies Corp.(a)(b)	2,687	15,262
Coda Octopus Group Inc.(a)(b)	38,846	339,903
Cognex Corp.	151,368	12,562,030
Coherent Inc.(a)	22,774	5,759,317
Corning Inc.	680,978	29,629,353
CPS Technologies Corp.(a)	7,679	100,518
CTS Corp.	24,574	763,268
Daktronics Inc.	31,814	199,474
Data I/O Corp.(a)	7,595	41,165
Digital Ally Inc.(a)(b)	889	1,449
Dolby Laboratories Inc., Class A	56,720	5,599,398

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Electro-Sensors Inc.(a)	222	$1,066
ePlus Inc.(a)	14,784	1,473,078
Fabrinet(a)	31,604	2,856,686
FARO Technologies Inc.(a)(b)	15,634	1,353,435
FLIR Systems Inc.	118,202	6,674,867
Frequency Electronics Inc.(a)	7,595	85,748
Identiv Inc.(a)	8,754	100,321
IEC Electronics Corp.(a)(b)	8,102	97,548
II-VI Inc.(a)(b)	94,285	6,446,265
Image Sensing Systems Inc.(a)(b)	7,226	32,589
Insight Enterprises Inc.(a)	31,543	3,009,833
Intellicheck Inc.(a)	7,747	64,920
IPG Photonics Corp.(a)(b)	31,685	6,683,634
Iteris Inc.(a)(b)	23,474	144,835
Itron Inc.(a)	36,829	3,264,891
Jabil Inc.	112,190	5,851,830
Key Tronic Corp.(a)(b)	8,036	61,958
Keysight Technologies Inc.(a)	162,746	23,337,776
Kimball Electronics Inc.(a)	16,494	425,545
Knowles Corp.(a)(b)	71,893	1,504,002
LGL Group Inc. (The)(a)	449	4,935
LightPath Technologies Inc., Class A(a)(b)	8,704	26,982
Littelfuse Inc.	22,019	5,822,704
Luna Innovations Inc.(a)(b)	30,969	326,104
Methode Electronics Inc.	31,718	1,331,522
MicroVision Inc.(a)(b)	128,679	2,386,995
MICT Inc.(a)	4,533	9,383
MTS Systems Corp.	15,512	902,798
Napco Security Technologies Inc.(a)	8,727	303,961
National Instruments Corp.	119,278	5,151,020
Neonode Inc.(a)	2,003	18,768
nLight Inc.(a)	33,767	1,094,051
Novanta Inc.(a)	30,926	4,078,830
OSI Systems Inc.(a)	15,138	1,454,762
PAR Technology Corp.(a)(b)	18,731	1,225,195
PC Connection Inc.	13,889	644,311
Plexus Corp.(a)	22,417	2,058,777
Powerfleet Inc.(a)	8,611	70,782
Research Frontiers Inc.(a)(b)	15,919	45,210
RF Industries Ltd.	7,602	46,068
Richardson Electronics Ltd.	8,573	54,610
Rogers Corp.(a)	15,915	2,995,362
Sanmina Corp.(a)	66,212	2,739,853
ScanSource Inc.(a)	23,518	704,364
Schmitt Industries Inc.(a)	498	2,928
SigmaTron International Inc.(a)	7,066	37,944
SYNNEX Corp.	36,935	4,241,615
Taitron Components Inc., Class A	800	3,304
TE Connectivity Ltd.	292,762	37,798,502
Trimble Inc.(a)	220,131	17,123,991
TTM Technologies Inc.(a)(b)	85,832	1,244,564
Universal Security Instruments Inc.(a)	622	4,199
Velodyne Lidar Inc.(a)(b)	35,863	408,838
Vishay Intertechnology Inc.	111,375	2,681,910
Vishay Precision Group Inc.(a)	8,644	266,322
Vontier Corp.(a)	149,361	4,521,157
Wayside Technology Group Inc.	830	20,866
Wireless Telecom Group Inc.(a)	15,581	26,488
ZAGG Inc., NVS(a)(c)	23,161	2,085

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Zebra Technologies Corp., Class A(a)	47,815	$23,198,882

		317,310,707

Energy Equipment & Services — 0.3%
Archrock Inc.	118,428	1,123,882
Aspen Aerogels Inc.(a)	15,528	315,840
Baker Hughes Co.	640,718	13,845,916
Bristow Group Inc.(a)	29,966	775,520
Cactus Inc., Class A	39,521	1,210,133
ChampionX Corp.(a)	158,907	3,453,049
Core Laboratories NV	39,200	1,128,568
Dawson Geophysical Co.(a)(b)	40,883	100,163
DMC Global Inc.	13,522	733,704
Dril-Quip Inc.(a)(b)	29,933	994,674
ENGlobal Corp.(a)(b)	15,124	68,360
Enservco Corp.(a)(b)	1,439	2,489
Exterran Corp.(a)	45,852	154,063
Forum Energy Technologies Inc.(a)(b)	5,250	97,335
Frank’s International NV(a)	64,355	228,460
Geospace Technologies Corp.(a)	14,955	136,390
Gulf Island Fabrication Inc.(a)	8,788	33,922
Halliburton Co.	772,138	16,570,081
Helix Energy Solutions Group Inc.(a)	119,911	605,551
Helmerich & Payne Inc.	94,252	2,541,034
Independence Contract Drilling Inc.(a)	1,050	3,465
ION Geophysical Corp.(a)(b)	7,861	16,823
KLX Energy Services Holdings Inc.(a)(b)	4,418	70,821
Liberty Oilfield Services Inc., Class A	90,971	1,027,063
Mammoth Energy Services Inc.(a)	23,663	125,887
MIND Technology Inc.(a)	8,557	19,253
Nabors Industries Ltd.	4,983	465,661
Natural Gas Services Group Inc.(a)	17	160
NCS Multistage Holdings Inc.(a)	4,935	136,946
Newpark Resources Inc.(a)	78,180	245,485
NexTier Oilfield Solutions Inc.(a)	144,414	537,220
Nine Energy Service Inc.(a)	14,510	33,373
NOV Inc.	336,037	4,610,428
Oil States International Inc.(a)	61,094	368,397
Patterson-UTI Energy Inc.	194,693	1,388,161
Profire Energy Inc.(a)(b)	24,359	26,795
ProPetro Holding Corp.(a)	72,514	772,999
Ranger Energy Services Inc.(a)	4,552	24,945
RigNet Inc.(a)(b)	8,662	75,533
RPC Inc.(a)	42,235	228,069
Schlumberger Ltd.	1,227,925	33,387,281
SEACOR Marine Holdings Inc.(a)(b)	39,904	212,688
Select Energy Services Inc., Class A(a)	48,080	239,438
Smart Sand Inc.(a)(b)	123,216	311,736
Solaris Oilfield Infrastructure Inc., Class A	31,258	383,536
Superior Drilling Products Inc.(a)(b)	7,743	6,867
TechnipFMC PLC	371,466	2,867,717
TETRA Technologies Inc.(a)(b)	78,597	188,633
Tidewater Inc.(a)(b)	26,518	332,271
Transocean Ltd.(a)	517,224	1,836,145
U.S. Silica Holdings Inc.	56,172	690,354
U.S. Well Services Inc.(a)	55,972	58,211

		94,811,495

Entertainment — 1.9%
Activision Blizzard Inc.	678,237	63,076,041
AMC Entertainment Holdings Inc., Class A(b)	332,068	3,390,414

Security	Shares	Value

Entertainment (continued)
Ballantyne Strong Inc.(a)	8,695	$22,694
Chicken Soup For The Soul Entertainment Inc.(a)(b)	3,008	72,373
Cinedigm Corp., Class A(a)	8,004	13,367
Cinemark Holdings Inc.	94,335	1,925,377
Electronic Arts Inc.	252,808	34,222,619
Gaia Inc., Class A(a)(b)	15,664	186,245
Glu Mobile Inc.(a)	160,372	2,001,443
Liberty Media Corp.-Liberty Braves, Class A(a)(b)	17,267	492,282
Liberty Media Corp.-Liberty Braves, Class C, NVS(a)	30,997	862,337
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	14,527	555,222
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	179,486	7,769,949
Lions Gate Entertainment Corp., Class A(a)(b)	50,127	749,399
Lions Gate Entertainment Corp., Class B, NVS(a)(b)	95,030	1,225,887
Live Nation Entertainment Inc.(a)(b)	125,896	10,657,096
LiveXLive Media Inc.(a)	81,616	354,213
Madison Square Garden Entertainment Corp.(a)	15,368	1,257,102
Madison Square Garden Sports Corp.(a)	15,386	2,761,172
Marcus Corp. (The)	15,828	316,402
Netflix Inc.(a)	389,236	203,048,852
Playtika Holding Corp.(a)	61,378	1,670,095
Reading International Inc., Class A, NVS(a)(b)	15,504	86,047
Roku Inc.(a)	97,929	31,902,330
Sciplay Corp., Class A(a)(b)	14,021	226,860
Skillz Inc.(a)(b)	208,886	3,977,189
Take-Two Interactive Software Inc.(a)	100,902	17,829,383
Walt Disney Co. (The)(a)	1,596,822	294,645,595
Warner Music Group Corp., Class A	90,547	3,108,479
World Wrestling Entertainment Inc., Class A	40,345	2,189,120
Zynga Inc., Class A(a)	881,735	9,002,514

		699,598,098

Equity Real Estate Investment Trusts (REITs) — 3.1%
Acadia Realty Trust	67,399	1,278,559
ACRE Realty Investors Inc.(a)(c)	2,715	2,253
Agree Realty Corp.	49,112	3,305,729
Alexander & Baldwin Inc.	55,126	925,566
Alexander’s Inc.	1,605	445,067
Alexandria Real Estate Equities Inc.	113,398	18,631,291
American Assets Trust Inc.	37,488	1,216,111
American Campus Communities Inc.	118,969	5,135,892
American Finance Trust Inc.	94,835	931,280
American Homes 4 Rent, Class A	241,563	8,053,710
American Tower Corp.	391,299	93,543,939
Americold Realty Trust	221,815	8,533,223
Apartment Income REIT Corp.	132,252	5,655,096
Apartment Investment & Management Co., Class A	132,388	812,862
Apple Hospitality REIT Inc.	161,413	2,351,787
Armada Hoffler Properties Inc.	55,854	700,409
Ashford Hospitality Trust Inc.(a)	6,358	18,756
AvalonBay Communities Inc.	124,519	22,975,001
Bluerock Residential Growth REIT Inc., Class A	15,779	159,526
Boston Properties Inc.	128,557	13,017,682
Braemar Hotels & Resorts Inc.(a)	17,445	105,891
Brandywine Realty Trust	149,983	1,936,281
Brixmor Property Group Inc.	262,305	5,306,430
Broadstone Net Lease Inc.	33,893	620,242
BRT Apartments Corp.	7,833	131,908
Camden Property Trust	86,775	9,537,440
CareTrust REIT Inc.	78,422	1,826,056

76	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
CatchMark Timber Trust Inc., Class A	31,790	$323,622
Cedar Realty Trust Inc.	8,163	121,629
Centerspace	8,792	597,856
Chatham Lodging Trust	23,798	313,182
CIM Commercial Trust Corp.	1,414	18,226
City Office REIT Inc.	55,580	590,260
Clipper Realty Inc.	38,269	303,090
Colony Capital Inc.	433,616	2,809,832
Columbia Property Trust Inc.	109,805	1,877,666
Community Healthcare Trust Inc.	17,314	798,522
Condor Hospitality Trust Inc.(a)	5,180	18,026
CorEnergy Infrastructure Trust Inc.	8,512	60,180
CorePoint Lodging Inc.	37,315	336,954
CoreSite Realty Corp.	37,915	4,544,113
Corporate Office Properties Trust	93,521	2,462,408
Cousins Properties Inc.	128,244	4,533,425
Crown Castle International Corp.	376,659	64,834,314
CTO Realty Growth Inc.	8,649	449,834
CubeSmart	185,735	7,026,355
CyrusOne Inc.	109,371	7,406,604
DiamondRock Hospitality Co.(a)	184,481	1,900,154
Digital Realty Trust Inc.	246,527	34,720,863
Douglas Emmett Inc.	147,541	4,632,787
Duke Realty Corp.	325,880	13,664,148
Easterly Government Properties Inc.	60,978	1,264,074
EastGroup Properties Inc.	36,796	5,272,131
Empire State Realty Trust Inc., Class A	154,772	1,722,612
EPR Properties	71,163	3,315,484
Equinix Inc.	78,606	53,419,852
Equity Commonwealth	102,299	2,843,912
Equity LifeStyle Properties Inc.	150,277	9,563,628
Equity Residential	303,944	21,771,509
Essential Properties Realty Trust Inc.	96,922	2,212,729
Essex Property Trust Inc.	57,637	15,668,042
Extra Space Storage Inc.	112,198	14,871,845
Farmland Partners Inc.	15,543	174,237
Federal Realty Investment Trust	62,055	6,295,480
First Industrial Realty Trust Inc.	115,277	5,278,534
Four Corners Property Trust Inc.	53,198	1,457,625
Franklin Street Properties Corp.	79,196	431,618
Gaming and Leisure Properties Inc.	188,658	8,004,759
GEO Group Inc. (The)	108,883	844,932
Getty Realty Corp.	40,896	1,158,175
Gladstone Commercial Corp.	45,680	893,501
Gladstone Land Corp.	7,646	139,922
Global Medical REIT Inc.	46,972	615,803
Global Net Lease Inc.	71,021	1,282,639
Global Self Storage Inc.	7,564	36,005
Healthcare Realty Trust Inc.	124,526	3,775,628
Healthcare Trust of America Inc., Class A	199,413	5,499,811
Healthpeak Properties Inc.	483,057	15,332,229
Hersha Hospitality Trust, Class A(a)	37,897	399,813
Highwoods Properties Inc.	94,376	4,052,505
Host Hotels & Resorts Inc.	640,689	10,795,610
Hudson Pacific Properties Inc.	133,248	3,615,018
Independence Realty Trust Inc.	93,348	1,418,890
Indus Realty Trust Inc.	714	42,954
Industrial Logistics Properties Trust	72,547	1,678,012
Innovative Industrial Properties Inc.	20,966	3,777,235
Invitation Homes Inc.	508,784	16,276,000

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Iron Mountain Inc.	258,061	$9,550,838
iStar Inc.	56,992	1,013,318
JBG SMITH Properties	103,226	3,281,555
Kilroy Realty Corp.	95,010	6,235,506
Kimco Realty Corp.	399,275	7,486,406
Kite Realty Group Trust	86,610	1,670,707
Lamar Advertising Co., Class A	78,181	7,342,760
Lexington Realty Trust	231,002	2,566,432
Life Storage Inc.	69,477	5,971,548
LTC Properties Inc.	32,068	1,337,877
Macerich Co. (The)	96,406	1,127,950
Mack-Cali Realty Corp.	78,912	1,221,558
Medical Properties Trust Inc.	499,826	10,636,297
Mid-America Apartment Communities Inc.	102,250	14,760,810
Monmouth Real Estate Investment Corp.	104,146	1,842,343
National Health Investors Inc.	38,752	2,800,995
National Retail Properties Inc.	154,830	6,823,358
National Storage Affiliates Trust	64,413	2,572,011
New Senior Investment Group Inc.	54,067	336,837
NexPoint Residential Trust Inc.	16,432	757,351
Office Properties Income Trust	37,297	1,026,413
Omega Healthcare Investors Inc.	205,424	7,524,681
One Liberty Properties Inc.	15,127	336,878
Outfront Media Inc.	123,119	2,687,688
Paramount Group Inc.	166,542	1,687,070
Park Hotels & Resorts Inc.	211,895	4,572,694
Pebblebrook Hotel Trust(b)	116,596	2,832,117
Physicians Realty Trust	197,228	3,485,019
Piedmont Office Realty Trust Inc., Class A	126,111	2,190,548
Plymouth Industrial REIT Inc.	32,014	539,436
Postal Realty Trust Inc., Class A	4,498	77,276
PotlatchDeltic Corp.	56,126	2,970,188
Power REIT(a)	239	10,812
Preferred Apartment Communities Inc., Class A	47,980	472,603
Prologis Inc.	648,715	68,763,790
PS Business Parks Inc.	18,311	2,830,514
Public Storage	134,113	33,093,724
QTS Realty Trust Inc., Class A	52,393	3,250,462
Rayonier Inc.	127,785	4,121,066
Realty Income Corp.	328,197	20,840,509
Regency Centers Corp.	133,898	7,593,356
Retail Opportunity Investments Corp.	107,492	1,705,898
Retail Value Inc.	17,958	335,994
Rexford Industrial Realty Inc.	119,630	6,029,352
RLJ Lodging Trust	149,587	2,315,607
RPT Realty	50,383	574,870
Ryman Hospitality Properties Inc.(b)	46,868	3,632,739
Sabra Health Care REIT Inc.	172,660	2,997,378
Safehold Inc.(b)	10,720	751,472
Saul Centers Inc.	8,538	342,459
SBA Communications Corp.	96,088	26,669,224
Seritage Growth Properties, Class A(a)	22,739	417,261
Service Properties Trust	142,556	1,690,714
Simon Property Group Inc.	287,923	32,757,000
SITE Centers Corp.	139,657	1,893,749
SL Green Realty Corp.	61,902	4,332,521
Sotherly Hotels Inc.	8,583	29,869
Spirit Realty Capital Inc.	105,469	4,482,432
STAG Industrial Inc.	133,038	4,471,407
STORE Capital Corp.	211,948	7,100,258

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Summit Hotel Properties Inc.	88,422	$898,368
Sun Communities Inc.	99,491	14,927,630
Sunstone Hotel Investors Inc.	188,725	2,351,513
Tanger Factory Outlet Centers Inc.	83,999	1,270,905
Terreno Realty Corp.	60,409	3,489,828
UDR Inc.	267,857	11,748,208
UMH Properties Inc.	26,260	503,404
Uniti Group Inc.	226,808	2,501,692
Universal Health Realty Income Trust	11,074	750,596
Urban Edge Properties	100,514	1,660,491
Urstadt Biddle Properties Inc., Class A	12,831	213,636
Ventas Inc.	323,205	17,239,755
VEREIT Inc.	198,189	7,654,059
VICI Properties Inc.	473,516	13,372,092
Vornado Realty Trust	139,750	6,343,252
Washington Prime Group Inc.	23,449	52,291
Washington REIT	87,869	1,941,905
Weingarten Realty Investors	93,427	2,514,121
Welltower Inc.	363,983	26,072,102
Weyerhaeuser Co.	660,911	23,528,432
Wheeler Real Estate Investment Trust Inc.(a)	736	2,760
Whitestone REIT	23,306	226,068
WP Carey Inc.	155,879	11,029,998
Xenia Hotels & Resorts Inc.	93,790	1,828,905

		1,101,600,306

Food & Staples Retailing — 1.2%
Albertsons Companies Inc., Class A(b)	45,775	872,929
Andersons Inc. (The)	23,416	641,130
BJ’s Wholesale Club Holdings Inc.(a)	116,306	5,217,487
Casey’s General Stores Inc.	33,514	7,245,392
Chefs’ Warehouse Inc. (The)(a)	21,287	648,402
Costco Wholesale Corp.	389,066	137,137,984
Grocery Outlet Holding Corp.(a)(b)	73,696	2,718,645
HF Foods Group Inc.(a)(b)	29,581	213,575
Ingles Markets Inc., Class A	16,929	1,043,673
Kroger Co. (The)	666,364	23,982,440
MedAvail Holdings Inc.(a)	25	350
Performance Food Group Co.(a)	113,547	6,541,443
PriceSmart Inc.	24,762	2,395,724
Rite Aid Corp.(a)	41,284	844,671
SpartanNash Co.	45,570	894,539
Sprouts Farmers Market Inc.(a)(b)	103,786	2,762,783
Sysco Corp.	451,091	35,518,905
U.S. Foods Holding Corp.(a)	190,318	7,254,922
United Natural Foods Inc.(a)(b)	58,797	1,936,773
Village Super Market Inc., Class A	7,306	172,202
Walgreens Boots Alliance Inc.	624,795	34,301,245
Walmart Inc.	1,218,538	165,514,017
Weis Markets Inc.	14,507	819,936

		438,679,167

Food Products — 1.0%
Alico Inc.	649	19,379
AppHarvest Inc.(a)	52,508	960,896
Arcadia Biosciences Inc.(a)	219	603
Archer-Daniels-Midland Co.	486,407	27,725,199
B&G Foods Inc.	54,181	1,682,862
Beyond Meat Inc.(a)(b)	44,095	5,737,641
Bridgford Foods Corp.(a)	641	9,936
Bunge Ltd.	126,836	10,054,290

Security	Shares	Value

Food Products (continued)
Calavo Growers Inc.	17,176	$1,333,545
Cal-Maine Foods Inc.(a)(b)	36,393	1,398,219
Campbell Soup Co.	179,801	9,038,596
Coffee Holding Co. Inc.(a)	7,683	37,954
Conagra Brands Inc.	432,317	16,255,119
Darling Ingredients Inc.(a)	142,037	10,451,082
Farmer Bros. Co.(a)(b)	13	136
Flowers Foods Inc.	179,521	4,272,600
Fresh Del Monte Produce Inc.	28,692	821,452
Freshpet Inc.(a)(b)	39,407	6,258,226
General Mills Inc.	536,774	32,914,982
Hain Celestial Group Inc. (The)(a)	79,099	3,448,716
Hershey Co. (The)	128,215	20,278,484
Hormel Foods Corp.	251,104	11,997,749
Hostess Brands Inc.(a)(b)	132,085	1,894,099
Ingredion Inc.	63,539	5,713,427
J&J Snack Foods Corp.	14,395	2,260,447
JM Smucker Co. (The)	95,932	12,138,276
John B Sanfilippo & Son Inc.	7,306	660,243
Kellogg Co.	228,712	14,477,470
Kraft Heinz Co. (The)	576,311	23,052,440
Lamb Weston Holdings Inc.	128,583	9,962,611
Lancaster Colony Corp.	18,096	3,173,315
Landec Corp.(a)	23,563	249,768
Lifeway Foods Inc.(a)	7,093	38,302
Limoneira Co.	8,561	149,818
McCormick & Co. Inc./MD, NVS	218,874	19,514,806
Mondelez International Inc., Class A	1,241,173	72,645,856
Pilgrim’s Pride Corp.(a)	52,728	1,254,399
Post Holdings Inc.(a)(b)	54,538	5,765,757
RiceBran Technologies(a)	7,768	7,690
Rocky Mountain Chocolate Factory Inc.	7,053	37,169
S&W Seed Co.(a)	8,810	31,716
Sanderson Farms Inc.	16,424	2,558,531
Seaboard Corp.	183	675,268
Seneca Foods Corp., Class A(a)	7,186	338,389
Seneca Foods Corp., Class B(a)	117	5,499
Simply Good Foods Co. (The)(a)	73,925	2,248,798
Tattooed Chef Inc.(a)	34,551	671,326
Tootsie Roll Industries Inc.	23,720	785,849
TreeHouse Foods Inc.(a)(b)	47,507	2,481,766
Tyson Foods Inc., Class A	261,857	19,455,975
Utz Brands Inc.	34,329	851,016
Vital Farms Inc.(a)	15,912	347,518
Whole Earth Brands Inc.(a)	53,759	701,017

		368,846,227

Gas Utilities — 0.1%
Atmos Energy Corp.	116,023	11,468,873
Chesapeake Utilities Corp.	15,202	1,764,648
National Fuel Gas Co.	78,128	3,905,619
New Jersey Resources Corp.	79,543	3,171,379
Northwest Natural Holding Co.	28,947	1,561,691
ONE Gas Inc.	46,705	3,592,082
RGC Resources Inc.	1,246	27,636
South Jersey Industries Inc.(b)	78,033	1,761,985
Southwest Gas Holdings Inc.	48,378	3,324,052
Spire Inc.	45,603	3,369,606
UGI Corp.	186,985	7,668,255

		41,615,826

78	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies — 3.4%
Abbott Laboratories	1,535,747	$184,043,921
ABIOMED Inc.(a)	40,059	12,768,005
Accelerate Diagnostics Inc.(a)(b)	24,486	203,724
Accuray Inc.(a)	70,275	347,861
Acutus Medical Inc.(a)	16,827	224,977
Aethlon Medical Inc.(a)	415	842
Akers Biosciences Inc.(a)	3	10
Align Technology Inc.(a)	62,834	34,026,496
Alphatec Holdings Inc.(a)	60,612	957,063
AngioDynamics Inc.(a)	23,524	550,462
Antares Pharma Inc.(a)	125,825	517,141
Apollo Endosurgery Inc.(a)	72	397
Apyx Medical Corp.(a)	23,485	226,865
Asensus Surgical Inc.(a)	197,849	643,009
Aspira Women’s Health Inc.(a)(b)	23,001	155,257
AtriCure Inc.(a)	41,349	2,709,186
Atrion Corp.	1,031	661,191
Avanos Medical Inc.(a)	44,032	1,925,960
Avinger Inc.(a)	8	12
Axogen Inc.(a)	38,294	775,836
Axonics Modulation Technologies Inc.(a)(b)	24,367	1,459,340
Baxter International Inc.	443,957	37,443,333
Becton Dickinson and Co.	255,023	62,008,842
Beyond Air Inc.(a)	8,986	49,423
Biolase Inc.(a)	7,680	6,473
BioLife Solutions Inc.(a)	15,320	551,520
Biomerica Inc.(a)(b)	6,827	37,275
Boston Scientific Corp.(a)	1,245,618	48,143,136
Cantel Medical Corp.(a)	31,344	2,502,505
Cardiovascular Systems Inc.(a)	26,720	1,024,445
Cerus Corp.(a)(b)	187,174	1,124,916
Chembio Diagnostics Inc.(a)	7,782	27,315
ClearPoint Neuro Inc.(a)	8,727	184,489
Co-Diagnostics Inc.(a)(b)	30,273	288,804
Conformis Inc.(a)	49,230	48,738
CONMED Corp.	23,343	3,048,362
Cooper Companies Inc. (The)	42,439	16,300,396
CryoLife Inc.(a)	46,924	1,059,544
CryoPort Inc.(a)	44,102	2,293,745
Cutera Inc.(a)	8,804	264,560
CytoSorbents Corp.(a)	15,578	135,217
Danaher Corp.	557,655	125,516,987
Dare Bioscience Inc.(a)	643	1,087
DENTSPLY SIRONA Inc.	188,941	12,056,325
DexCom Inc.(a)(b)	85,277	30,647,701
Eargo Inc.(a)(b)	13,335	666,083
Edwards Lifesciences Corp.(a)	549,424	45,953,823
Ekso Bionics Holdings Inc.(a)	14,800	91,316
ElectroCore Inc.(a)(b)	14,681	30,243
Electromed Inc.(a)	7,053	74,339
Envista Holdings Corp.(a)	141,676	5,780,381
FONAR Corp.(a)	7,228	130,755
GenMark Diagnostics Inc.(a)	70,857	1,693,482
Glaukos Corp.(a)	37,231	3,124,798
Globus Medical Inc., Class A(a)	63,411	3,910,556
Haemonetics Corp.(a)	45,839	5,088,587
Helius Medical Technologies Inc.(a)	1,941	34,919
Heska Corp.(a)(b)	8,360	1,408,326
Hill-Rom Holdings Inc.	61,541	6,799,050
Hologic Inc.(a)	227,102	16,891,847

Security	Shares	Value

Health Care Equipment & Supplies (continued)
ICU Medical Inc.(a)	17,686	$3,633,412
IDEXX Laboratories Inc.(a)	75,312	36,850,915
Inari Medical Inc.(a)(b)	8,067	863,169
Inogen Inc.(a)(b)	15,946	837,484
Insulet Corp.(a)(b)	56,743	14,805,384
Integer Holdings Corp.(a)	31,870	2,935,227
Integra LifeSciences Holdings Corp.(a)	62,292	4,303,754
Intersect ENT Inc.(a)	24,482	511,184
IntriCon Corp.(a)	7,231	185,403
Intuitive Surgical Inc.(a)	103,657	76,596,304
Invacare Corp.	23,924	191,870
InVivo Therapeutics Holdings Corp.(a)	16	16
iRadimed Corp.(a)	6,999	180,364
iRhythm Technologies Inc.(a)	25,428	3,530,932
IRIDEX Corp.(a)(b)	7,694	51,935
Kewaunee Scientific Corp.(a)	262	3,233
Lantheus Holdings Inc.(a)	60,656	1,296,219
LeMaitre Vascular Inc.	8,638	421,362
LENSAR Inc.(a)	10,614	77,058
LivaNova PLC(a)	44,970	3,315,638
Masimo Corp.(a)	44,861	10,302,777
Medtronic PLC	1,187,567	140,287,290
Meridian Bioscience Inc.(a)(b)	32,452	851,865
Merit Medical Systems Inc.(a)	47,290	2,831,725
Mesa Laboratories Inc.	5,120	1,246,720
Microbot Medical Inc.(a)(b)	17	145
Milestone Scientific Inc.(a)	8,604	30,716
Misonix Inc.(a)	7,190	140,852
Motus GI Holdings Inc.(a)(b)	8,925	10,799
Natus Medical Inc.(a)	30,698	786,176
Neogen Corp.(a)	48,496	4,310,809
NeuroMetrix Inc.(a)	10	34
Neuronetics Inc.(a)(b)	30,776	380,699
Nevro Corp.(a)	31,237	4,357,562
Novocure Ltd.(a)(b)	74,139	9,799,693
NuVasive Inc.(a)	45,776	3,001,075
OraSure Technologies Inc.(a)	47,445	553,683
Ortho Clinical Diagnostics Holdings PLC(a)	69,926	1,349,222
Orthofix Medical Inc.(a)	15,795	684,713
OrthoPediatrics Corp.(a)	13,382	652,373
Outset Medical Inc.(a)(b)	12,742	693,037
PAVmed Inc.(a)(b)	16,942	75,222
Penumbra Inc.(a)(b)	29,933	8,099,271
Predictive Oncology Inc.(a)	6	7
Pro-Dex Inc.(a)(b)	613	16,520
Pulmonx Corp.(a)	13,621	623,025
Quidel Corp.(a)(b)	33,987	4,347,957
Quotient Ltd.(a)(b)	108,556	399,486
Repro-Med Systems Inc.(a)	14,962	52,666
ResMed Inc.	126,957	24,632,197
Retractable Technologies Inc.(a)(b)	8,657	110,983
Rockwell Medical Inc.(a)(b)	54,759	63,520
SeaSpine Holdings Corp.(a)	7,853	136,642
Second Sight Medical Products Inc.(a)(b)	5,463	45,070
Senseonics Holdings Inc.(a)	333,808	881,253
Sensus Healthcare Inc.(a)(b)	64,637	247,560
Shockwave Medical Inc.(a)(b)	27,114	3,531,870
SI-BONE Inc.(a)	28,956	921,090
Sientra Inc.(a)(b)	29,471	214,844
Silk Road Medical Inc.(a)	30,036	1,521,323

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
SiNtx Technologies Inc.(a)	13	$24
SmileDirectClub Inc.(a)(b)	51,978	535,893
Soliton Inc.(a)	810	14,232
Sorrento Tech Inc.(a)(c)	126	1
STAAR Surgical Co.(a)(b)	40,536	4,272,900
Stereotaxis Inc.(a)	29,017	194,994
STERIS PLC	76,303	14,534,195
Strata Skin Sciences Inc.(a)	1,191	1,989
Stryker Corp.	288,203	70,200,487
Surgalign Holdings Inc.(a)	48,157	104,982
Surmodics Inc.(a)	8,963	502,555
Tactile Systems Technology Inc.(a)	15,460	842,415
Tandem Diabetes Care Inc.(a)	52,223	4,608,680
Tela Bio Inc.(a)	3,109	46,324
Teleflex Inc.	40,660	16,892,604
ThermoGenesis Holdings Inc.(a)(b)	27	73
TransMedics Group Inc.(a)	21,251	881,704
Utah Medical Products Inc.	1,035	89,631
Vapotherm Inc.(a)(b)	24,661	592,357
Varex Imaging Corp.(a)	32,391	663,692
Varian Medical Systems Inc.(a)	80,641	14,235,556
Venus Concept Inc.(a)	13,351	31,375
ViewRay Inc.(a)	70,498	306,666
VolitionRx Ltd.(a)	8,596	32,493
West Pharmaceutical Services Inc.	65,240	18,383,327
Xtant Medical Holdings Inc.(a)	143	337
Zimmer Biomet Holdings Inc.	182,455	29,207,396
Zosano Pharma Corp.(a)	202	250
Zynex Inc.(a)(b)	7,803	119,152

		1,234,720,816

Health Care Providers & Services — 2.5%
1Life Healthcare Inc.(a)	63,779	2,492,483
Acadia Healthcare Co. Inc.(a)	78,175	4,466,920
Accolade Inc.(a)(b)	17,777	806,542
AdaptHealth Corp.(a)(b)	66,432	2,442,040
Addus HomeCare Corp.(a)	14,069	1,471,477
Amedisys Inc.(a)	29,584	7,833,547
American Shared Hospital Services(a)	709	1,964
AmerisourceBergen Corp.	131,057	15,473,900
AMN Healthcare Services Inc.(a)	39,838	2,936,061
Anthem Inc.	213,241	76,542,857
Avalon GloboCare Corp.(a)(b)	20,689	22,137
Brookdale Senior Living Inc.(a)	196,229	1,187,185
Capital Senior Living Corp.(a)	1,488	57,288
Cardinal Health Inc.	258,031	15,675,383
Castle Biosciences Inc.(a)	12,794	875,877
Centene Corp.(a)	510,655	32,635,961
Chemed Corp.	14,329	6,588,761
Cigna Corp.	309,252	74,758,578
Clover Health Investments Corp.(a)	94,581	715,032
Community Health Systems Inc.(a)	94,742	1,280,912
CorVel Corp.(a)	8,027	823,490
Covetrus Inc.(a)	83,883	2,513,974
Cross Country Healthcare Inc.(a)	30,692	383,343
CVS Health Corp.	1,152,475	86,700,694
CynergisTek Inc./DE(a)(b)	7,359	14,056
DaVita Inc.(a)(b)	66,460	7,162,394
Encompass Health Corp.	88,143	7,218,912
Ensign Group Inc. (The)	42,084	3,949,163
Enzo Biochem Inc.(a)	32,420	111,525

Security	Shares	Value

Health Care Providers & Services (continued)
Exagen Inc.(a)	4,619	$80,833
Five Star Senior Living Inc.(a)	14,785	90,484
Fulgent Genetics Inc.(a)(b)	15,482	1,495,871
Great Elm Group Inc.(a)	5,756	14,045
Guardant Health Inc.(a)	75,310	11,496,072
Hanger Inc.(a)	32,488	741,376
HCA Healthcare Inc.	233,232	43,926,915
HealthEquity Inc.(a)	73,759	5,015,612
Henry Schein Inc.(a)	126,290	8,744,320
Hims & Hers Health Inc.(a)(b)	57,423	759,706
Humana Inc.	113,258	47,483,417
InfuSystem Holdings Inc.(a)	15,672	319,082
Joint Corp. (The)(a)	7,670	370,998
Laboratory Corp. of America Holdings(a)	87,294	22,262,589
LHC Group Inc.(a)(b)	28,847	5,515,835
Magellan Health Inc.(a)	21,868	2,038,972
McKesson Corp.	140,491	27,401,365
MEDNAX Inc.(a)(b)	79,281	2,019,287
ModivCare Inc.(a)(b)	8,671	1,284,349
Molina Healthcare Inc.(a)	50,223	11,740,128
National HealthCare Corp.	8,301	646,731
National Research Corp.	8,047	376,841
Ontrak Inc.(a)(b)	9,550	310,948
Option Care Health Inc.(a)	52,478	930,960
Owens & Minor Inc.(b)	56,488	2,123,384
Patterson Companies Inc.	79,752	2,548,076
Pennant Group Inc. (The)(a)	21,570	987,906
PetIQ Inc., Class A(a)	17,530	618,108
Premier Inc., Class A	55,819	1,889,473
Progyny Inc.(a)(b)	31,999	1,424,275
Psychemedics Corp.	7,077	43,877
Quest Diagnostics Inc.	114,419	14,684,534
R1 RCM Inc.(a)	115,508	2,850,737
RadNet Inc.(a)	26,370	573,548
Regional Health Properties Inc.(a)(b)	885	4,053
Select Medical Holdings Corp.(a)	89,339	3,046,460
Sharps Compliance Corp.(a)(b)	8,514	122,346
Signify Health Inc., Class A(a)	24,441	715,144
Star Equity Holdings Inc.(a)	1,268	3,956
Surgery Partners Inc.(a)(b)	24,924	1,103,136
Tenet Healthcare Corp.(a)	99,086	5,152,472
Tivity Health Inc.(a)	18,971	423,433
Triple-S Management Corp., Class B(a)	23,773	618,811
U.S. Physical Therapy Inc.	9,573	996,549
UnitedHealth Group Inc.	828,271	308,174,791
Universal Health Services Inc., Class B	68,505	9,137,882
Vyant Bio Inc., NVS	257	1,192

		909,453,335

Health Care Technology — 0.3%
Allscripts Healthcare Solutions Inc.(a)	111,426	1,673,061
American Well Corp., Class A(a)(b)	49,172	854,118
Castlight Health Inc., Class B(a)	38,550	58,211
Cerner Corp.	273,489	19,658,389
Certara Inc.(a)(b)	25,495	696,014
Change Healthcare Inc.(a)	196,651	4,345,987
Computer Programs & Systems Inc.	8,059	246,605
Evolent Health Inc., Class A(a)	73,478	1,484,256
GoodRx Holdings Inc., Class A(a)(b)	34,618	1,350,794
Health Catalyst Inc.(a)(b)	30,751	1,438,224
HealthStream Inc.(a)	22,900	511,586

80	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology (continued)
HMS Holdings Corp.(a)	72,265	$2,671,998
HTG Molecular Diagnostics Inc.(a)	438	2,396
Icad Inc.(a)	8,744	185,548
Inovalon Holdings Inc., Class A(a)(b)	60,332	1,736,355
Inspire Medical Systems Inc.(a)	23,770	4,920,152
MTBC Inc.(a)(b)	5,766	47,915
Multiplan Corp.(a)(b)	229,144	1,271,749
NantHealth Inc.(a)(b)	20,276	65,086
NextGen Healthcare Inc.(a)	38,837	702,950
Omnicell Inc.(a)(b)	37,783	4,906,878
OptimizeRx Corp.(a)(b)	8,966	437,093
Phreesia Inc.(a)	31,394	1,635,627
Schrodinger Inc.(a)(b)	29,316	2,236,518
SCWorx Corp.(a)(b)	5,393	10,678
Simulations Plus Inc.(b)	17,093	1,080,961
Streamline Health Solutions Inc.(a)	16,703	34,241
Tabula Rasa HealthCare Inc.(a)	24,136	1,111,463
Teladoc Health Inc.(a)(b)	114,077	20,733,495
Veeva Systems Inc., Class A(a)(b)	118,776	31,029,042
Vocera Communications Inc.(a)	25,649	986,461

		108,123,851

Hotels, Restaurants & Leisure — 2.2%
Accel Entertainment Inc.(a)	54,624	597,040
Airbnb Inc., Class A(a)(b)	64,757	12,170,431
Allied Esports Entertainment Inc.(a)(b)	6,609	19,034
Aramark	222,093	8,390,674
Ark Restaurants Corp.(a)	295	5,941
Bally’s Corp.	11,194	727,386
BBQ Holdings Inc.(a)	8,023	58,167
Biglari Holdings Inc., Class A(a)(b)	19	12,835
Biglari Holdings Inc., Class B, NVS(a)	199	26,419
BJ’s Restaurants Inc.(a)	22,888	1,329,335
Bloomin’ Brands Inc.	77,200	2,088,260
Booking Holdings Inc.(a)(b)	36,009	83,895,209
Bowl America Inc., Class A(a)	686	7,196
Boyd Gaming Corp.(a)	69,506	4,098,074
Brinker International Inc.	36,562	2,598,096
Caesars Entertainment Inc.(a)	179,834	15,726,483
Canterbury Park Holding Corp.	598	8,181
Carnival Corp.	701,946	18,629,647
Carrols Restaurant Group Inc.(a)	30,824	184,482
Century Casinos Inc.(a)(b)	16,440	168,839
Cheesecake Factory Inc. (The)(b)	39,262	2,297,220
Chipotle Mexican Grill Inc.(a)	24,713	35,112,725
Choice Hotels International Inc.	25,049	2,687,507
Churchill Downs Inc.	31,826	7,237,869
Chuy’s Holdings Inc.(a)(b)	15,515	687,625
Cracker Barrel Old Country Store Inc.	22,814	3,944,084
Darden Restaurants Inc.	112,268	15,942,056
Dave & Buster’s Entertainment Inc.(a)	40,163	1,923,808
Del Taco Restaurants Inc.	23,448	224,632
Denny’s Corp.(a)	70,319	1,273,477
Dine Brands Global Inc.	15,525	1,397,716
Domino’s Pizza Inc.	34,462	12,674,779
Dover Motorsports Inc.	15,550	32,033
DraftKings Inc., Class A(a)(b)	284,868	17,470,954
Drive Shack Inc.(a)(b)	38,611	123,941
El Pollo Loco Holdings Inc.(a)	16,116	259,790
Everi Holdings Inc.(a)	103,765	1,464,124
Expedia Group Inc.	122,018	21,001,738

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Extended Stay America Inc.	125,491	$2,478,447
Fiesta Restaurant Group Inc.(a)	31,125	391,864
Flanigan’s Enterprises Inc.(a)(b)	198	4,701
Full House Resorts Inc.(a)	4,630	39,401
Golden Nugget Online Gaming Inc.(a)(b)	41,948	566,298
Good Times Restaurants Inc.(a)	8,519	34,076
Hilton Grand Vacations Inc.(a)	81,157	3,042,576
Hilton Worldwide Holdings Inc.	242,346	29,304,478
Hyatt Hotels Corp., Class A	28,568	2,362,574
J Alexander’s Holdings Inc.(a)	15,042	145,005
Jack in the Box Inc.	22,567	2,477,405
Kura Sushi USA Inc., Class A(a)(b)	2,417	76,474
Las Vegas Sands Corp.	291,468	17,709,596
Lindblad Expeditions Holdings Inc.(a)(b)	15,725	297,202
Luby’s Inc.(a)(b)	16,412	54,160
Marriott International Inc./MD, Class A	236,034	34,958,996
Marriott Vacations Worldwide Corp.	37,689	6,564,670
McDonald’s Corp.	653,060	146,376,868
MGM Resorts International(b)	363,252	13,799,943
Monarch Casino & Resort Inc.(a)	7,824	474,291
Nathan’s Famous Inc.	709	44,731
Noodles & Co., Class A(a)	16,102	166,656
Norwegian Cruise Line Holdings Ltd.(a)(b)	319,977	8,828,165
ONE Group Hospitality Inc. (The)(a)	15,097	112,926
Papa John’s International Inc.	29,337	2,600,432
Penn National Gaming Inc.(a)(b)	130,850	13,718,314
Planet Fitness Inc., Class A(a)(b)	73,243	5,661,684
Playa Hotels & Resorts NV(a)	64,028	467,404
PlayAGS Inc.(a)	21,234	171,571
Potbelly Corp.(a)(b)	22,908	135,386
Rave Restaurant Group Inc.(a)	3,285	4,665
RCI Hospitality Holdings Inc.	8,028	510,501
Red Robin Gourmet Burgers Inc.(a)	16,392	653,877
Red Rock Resorts Inc., Class A	57,074	1,860,042
Royal Caribbean Cruises Ltd.	192,686	16,495,848
Rush Street Interactive Inc.(a)	39,371	643,322
Ruth’s Hospitality Group Inc.	30,966	768,886
Scientific Games Corp./DE, Class A(a)	49,756	1,916,601
SeaWorld Entertainment Inc.(a)	50,470	2,506,845
Shake Shack Inc., Class A(a)	34,501	3,890,678
Six Flags Entertainment Corp.	64,691	3,006,191
Starbucks Corp.	1,014,886	110,896,593
Target Hospitality Corp.(a)(b)	1,075	2,698
Texas Roadhouse Inc.	56,676	5,437,495
Travel + Leisure Co.	78,805	4,819,714
Vail Resorts Inc.	34,375	10,025,812
Wendy’s Co. (The)	166,862	3,380,624
Wingstop Inc.	24,461	3,110,705
Wyndham Hotels & Resorts Inc.	80,571	5,622,244
Wynn Resorts Ltd.	92,885	11,644,992
Yum! Brands Inc.	261,728	28,313,735

		785,076,169

Household Durables — 0.6%
Bassett Furniture Industries Inc.	16,617	403,295
Beazer Homes USA Inc.(a)	23,444	490,448
Cavco Industries Inc.(a)	7,744	1,747,124
Century Communities Inc.(a)	21,692	1,308,461
Comstock Holding Companies Inc.(a)	285	1,647
Dixie Group Inc. (The)(a)(b)	14,992	44,526
DR Horton Inc.	279,165	24,879,185

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
Emerson Radio Corp.(a)(b)	15,886	$20,334
Ethan Allen Interiors Inc.	15,078	416,304
Flexsteel Industries Inc.	13	453
Garmin Ltd.	134,682	17,757,822
GoPro Inc., Class A(a)	96,477	1,122,992
Green Brick Partners Inc.(a)(b)	55,928	1,268,447
Hamilton Beach Brands Holding Co., Class A	28	508
Helen of Troy Ltd.(a)(b)	20,303	4,277,030
Hooker Furniture Corp.	8,606	313,775
Hovnanian Enterprises Inc., Class A(a)(b)	5,129	542,340
Installed Building Products Inc.	21,760	2,412,749
iRobot Corp.(a)(b)	23,821	2,910,450
KB Home	72,139	3,356,628
La-Z-Boy Inc.	40,212	1,708,206
Leggett & Platt Inc.	118,513	5,410,118
Lennar Corp., Class A	244,082	24,708,421
Lennar Corp., Class B	13,809	1,137,033
LGI Homes Inc.(a)	22,016	3,287,209
Lifetime Brands Inc.	8,200	120,458
Live Ventures Inc.(a)	631	15,075
Lovesac Co. (The)(a)(b)	7,049	398,973
M/I Homes Inc.(a)	22,923	1,354,062
MDC Holdings Inc.	48,159	2,860,645
Meritage Homes Corp.(a)	31,506	2,896,031
Mohawk Group Holdings Inc.(a)(b)	2,918	86,081
Mohawk Industries Inc.(a)(b)	50,032	9,621,654
Nephros Inc.(a)(b)	2,562	17,037
New Home Co. Inc. (The)(a)	8,748	45,840
Newell Brands Inc.	344,607	9,228,575
Nova Lifestyle Inc.(a)	2,790	9,040
NVR Inc.(a)	3,072	14,471,977
PulteGroup Inc.	237,842	12,472,434
Purple Innovation Inc., Class A(a)(b)	45,480	1,439,442
Skyline Champion Corp.(a)	44,884	2,031,450
Sonos Inc.(a)	82,251	3,081,945
Taylor Morrison Home Corp.(a)(b)	113,003	3,481,622
Tempur Sealy International Inc.	160,156	5,855,303
Toll Brothers Inc.	102,449	5,811,932
TopBuild Corp.(a)	28,262	5,918,911
TRI Pointe Homes Inc.(a)	91,597	1,864,915
Tupperware Brands Corp.(a)	42,019	1,109,722
Turtle Beach Corp.(a)	26,675	711,422
Universal Electronics Inc.(a)	9,556	525,293
VOXX International Corp., Class A(a)	15,516	295,735
Vuzix Corp.(a)(b)	53,139	1,351,856
Whirlpool Corp.	53,934	11,884,357
Yunhong CTI Ltd.(a)	230	527

		198,487,819

Household Products — 1.2%
Central Garden & Pet Co.(a)	8,049	466,923
Central Garden & Pet Co., Class A, NVS(a)	38,777	2,012,139
Church & Dwight Co. Inc.	219,723	19,192,804
Clorox Co. (The)	102,833	19,834,429
Colgate-Palmolive Co.	742,098	58,499,585
Energizer Holdings Inc.	57,442	2,726,197
Kimberly-Clark Corp.	297,163	41,320,515
Ocean Bio-Chem Inc.	728	8,751
Oil-Dri Corp. of America	7,042	242,526
Procter & Gamble Co. (The)	2,158,670	292,348,678
Reynolds Consumer Products Inc.	42,956	1,279,230

Security	Shares	Value

Household Products (continued)
Spectrum Brands Holdings Inc.	30,901	$2,626,585
WD-40 Co.	11,085	3,394,005

		443,952,367

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	596,973	16,004,846
Clearway Energy Inc., Class A	30,916	819,583
Clearway Energy Inc., Class C	61,704	1,736,351
Ormat Technologies Inc.	43,709	3,432,468
Sunnova Energy International Inc.(a)	56,986	2,326,168
Vistra Corp.	436,944	7,725,170

		32,044,586

Industrial Conglomerates — 1.0%
3M Co.	511,203	98,498,594
Carlisle Companies Inc.	45,928	7,558,830
General Electric Co.	7,686,334	100,921,566
Honeywell International Inc.	611,317	132,698,581
Raven Industries Inc.	31,560	1,209,695
Roper Technologies Inc.	92,913	37,475,529

		378,362,795

Insurance — 2.1%
Aflac Inc.	559,502	28,635,312
Alleghany Corp.(a)	12,309	7,709,004
Allstate Corp. (The)	267,720	30,761,028
Ambac Financial Group Inc.(a)	37,775	632,353
American Equity Investment Life Holding Co.	60,670	1,912,925
American Financial Group Inc./OH	64,788	7,392,311
American International Group Inc.	754,584	34,869,327
American National Group Inc.	7,893	851,418
AMERISAFE Inc.	21,028	1,345,792
Aon PLC, Class A	197,392	45,421,873
Arch Capital Group Ltd.(a)	362,771	13,919,523
Argo Group International Holdings Ltd.	33,310	1,676,159
Arthur J Gallagher & Co.	172,867	21,568,616
Assurant Inc.	48,100	6,819,137
Assured Guaranty Ltd.	52,915	2,237,246
Athene Holding Ltd., Class A(a)(b)	110,759	5,582,254
Atlantic American Corp.(a)	749	2,756
Axis Capital Holdings Ltd.	66,591	3,300,916
Brighthouse Financial Inc.(a)	80,492	3,561,771
Brown & Brown Inc.	207,790	9,498,081
BRP Group Inc., Class A(a)(b)	39,319	1,071,443
Chubb Ltd.	396,109	62,573,339
Cincinnati Financial Corp.	135,572	13,976,117
Citizens Inc./TX, Class A(a)(b)	39,425	228,271
CNA Financial Corp.	23,560	1,051,483
CNO Financial Group Inc.	112,416	2,730,585
Conifer Holdings Inc.(a)	833	3,124
Crawford & Co., Class A, NVS	15,649	166,662
Crawford & Co., Class B	8,587	83,208
Donegal Group Inc., Class A	7,630	113,382
eHealth Inc.(a)(b)	22,361	1,626,315
Employers Holdings Inc.	20,755	893,710
Enstar Group Ltd.(a)(b)	12,697	3,132,731
Erie Indemnity Co., Class A, NVS	22,270	4,919,666
Everest Re Group Ltd.	34,401	8,524,912
FBL Financial Group Inc., Class A	14,392	804,801
FedNat Holding Co.	8,686	40,216
FG Financial Group Inc.(a)	7,119	33,103
Fidelity National Financial Inc.	251,504	10,226,153

82	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
First American Financial Corp.	94,732	$5,366,568
Genworth Financial Inc., Class A(a)	431,421	1,432,318
Globe Life Inc.	83,135	8,033,335
GoHealth Inc., Class A(a)(b)	47,862	559,507
Goosehead Insurance Inc., Class A	16,210	1,737,388
Greenlight Capital Re Ltd., Class A(a)	24,364	211,967
Hallmark Financial Services Inc.(a)	14,954	58,021
Hanover Insurance Group Inc. (The)	31,525	4,081,226
Hartford Financial Services Group Inc. (The)	307,935	20,566,979
HCI Group Inc.	6,840	525,449
Horace Mann Educators Corp.	20,403	881,614
ICC Holdings Inc.(a)(b)	1,139	16,766
Independence Holding Co.	7,631	304,095
Investors Title Co.	321	53,286
James River Group Holdings Ltd.	23,326	1,064,132
Kemper Corp.	55,605	4,432,831
Kingstone Companies Inc.	7,124	60,839
Kingsway Financial Services Inc.(a)	10,375	48,244
Kinsale Capital Group Inc.	18,207	3,000,514
Lemonade Inc.(a)(b)	16,758	1,560,673
Lincoln National Corp.	160,071	9,967,621
Loews Corp.	202,083	10,362,816
Maiden Holdings Ltd.(a)	18,528	61,142
Markel Corp.(a)	12,267	13,979,719
Marsh & McLennan Companies Inc.	445,651	54,280,292
MBIA Inc.(a)(b)	62,818	604,309
Mercury General Corp.	25,879	1,573,702
MetLife Inc.	660,744	40,166,628
MetroMile Inc.(a)(b)	62,378	641,870
National Security Group Inc. (The)	249	2,617
National Western Life Group Inc., Class A	2,907	723,843
Old Republic International Corp.	236,367	5,162,255
Palomar Holdings Inc.(a)	21,285	1,426,946
Primerica Inc.	37,299	5,513,538
Principal Financial Group Inc.	217,295	13,029,008
ProAssurance Corp.	36,192	968,498
Progressive Corp. (The)	512,450	48,995,344
ProSight Global Inc.(a)	30,455	383,733
Protective Insurance Corp., Class A	175	4,016
Protective Insurance Corp., Class B, NVS	7,758	177,425
Prudential Financial Inc.	347,672	31,672,919
Reinsurance Group of America Inc.	60,437	7,618,084
RenaissanceRe Holdings Ltd.	46,993	7,530,628
RLI Corp.	32,203	3,592,889
Root Inc./OH, Class A(a)(b)	48,024	611,345
Safety Insurance Group Inc.	11,576	975,278
Selective Insurance Group Inc.	53,402	3,873,781
Selectquote Inc.(a)	38,979	1,150,270
State Auto Financial Corp.	15,035	296,340
Stewart Information Services Corp.	16,242	845,071
Tiptree Inc.	30,755	275,257
Travelers Companies Inc. (The)	221,159	33,262,314
Trupanion Inc.(a)(b)	30,688	2,338,732
Unico American Corp.(a)	619	3,107
United Fire Group Inc.	16,357	569,224
United Insurance Holdings Corp.	9,172	66,130
Universal Insurance Holdings Inc.	22,763	326,421
Unum Group	190,826	5,310,688
Watford Holdings Ltd.(a)	9,434	326,511
White Mountains Insurance Group Ltd.(b)	2,933	3,270,002

Security	Shares	Value

Insurance (continued)
Willis Towers Watson PLC	113,123	$25,891,592
WR Berkley Corp.	119,920	9,035,972

		740,760,652

Interactive Media & Services — 5.3%
Alphabet Inc., Class A(a)	264,339	545,204,474
Alphabet Inc., Class C, NVS(a)	252,260	521,832,604
Angi Inc., Class A(a)	50,431	655,603
AutoWeb Inc.(a)(b)	6,304	16,769
Bumble Inc.(a)(b)	44,375	2,768,113
Cargurus Inc.(a)	76,675	1,827,165
Cars.com Inc.(a)(b)	62,829	814,264
DHI Group Inc.(a)	32,489	108,838
Eventbrite Inc., Class A(a)	70,544	1,563,255
EverQuote Inc., Class A(a)(b)	13,391	485,959
Facebook Inc., Class A(a)	2,112,229	622,114,807
IAC/InterActiveCorp.(a)	74,429	16,099,737
IZEA Worldwide Inc.(a)	7,479	28,196
Liberty TripAdvisor Holdings Inc., Class A(a)	62,307	397,519
Match Group Inc.(a)(b)	236,413	32,478,418
MediaAlpha Inc., Class A(a)	13,051	462,397
Pinterest Inc., Class A(a)	467,969	34,643,745
QuinStreet Inc.(a)	31,336	636,121
Snap Inc., Class A, NVS(a)(b)	819,838	42,869,329
Super League Gaming Inc.(a)	6,957	48,977
Travelzoo(a)(b)	7,604	127,443
TripAdvisor Inc.(a)	80,872	4,350,105
TrueCar Inc.(a)(b)	71,299	341,166
Twitter Inc.(a)	696,386	44,311,041
Yelp Inc.(a)	64,148	2,501,772
Zedge Inc., Class B(a)	7,181	86,890
Zillow Group Inc., Class A(a)	35,084	4,609,336
Zillow Group Inc., Class C, NVS(a)	135,585	17,577,239
ZoomInfo Technologies Inc., Class A(a)(b)	80,878	3,954,934

		1,902,916,216

Internet & Direct Marketing Retail — 3.5%
1-800-Flowers.com Inc., Class A(a)(b)	15,130	417,739
Amazon.com Inc.(a)	374,172	1,157,718,102
CarParts.com Inc.(a)	15,578	222,454
Chewy Inc., Class A(a)(b)	70,507	5,972,648
ContextLogic Inc.(a)(b)	42,020	663,916
DoorDash Inc., Class A(a)	30,325	3,976,517
Duluth Holdings Inc., Class B(a)	17,454	295,671
eBay Inc.	564,157	34,548,975
Etsy Inc.(a)(b)	111,042	22,393,840
Groupon Inc.(a)(b)	18,050	912,337
Grubhub Inc.(a)	79,380	4,762,800
iMedia Brands Inc.(a)	2,509	19,445
Lands’ End Inc.(a)	15,549	385,771
Leaf Group Ltd.(a)(b)	8,765	56,534
Liquidity Services Inc.(a)	23,284	432,617
Magnite Inc.(a)(b)	100,229	4,170,529
Overstock.com Inc.(a)(b)	39,606	2,624,294
PetMed Express Inc.	21,853	768,679
Porch Group Inc.(a)(b)	55,858	988,687
PubMatic Inc.(a)(b)	14,264	703,500
Quotient Technology Inc.(a)	54,891	896,919
Qurate Retail Inc., Series A	315,166	3,706,352
RealReal Inc. (The)(a)(b)	52,372	1,185,178
Remark Holdings Inc.(a)	15,031	34,271

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Revolve Group Inc.(a)(b)	35,178	$1,580,547
Shutterstock Inc.	23,894	2,127,522
Stamps.com Inc.(a)	15,654	3,123,129
Stitch Fix Inc., Class A(a)	50,293	2,491,515
Waitr Holdings Inc.(a)(b)	46,378	135,888
Wayfair Inc., Class A(a)(b)	64,044	20,157,849

		1,277,474,225

IT Services — 5.1%
Accenture PLC, Class A	554,286	153,121,507
Affirm Holdings Inc.(a)	30,447	2,153,212
Akamai Technologies Inc.(a)	142,626	14,533,589
ALJ Regional Holdings Inc.(a)(b)	8,787	12,741
Alliance Data Systems Corp.	41,048	4,601,070
Automatic Data Processing Inc.	376,696	70,995,895
BigCommerce Holdings Inc., Series 1(a)(b)	9,195	531,471
Black Knight Inc.(a)	135,739	10,043,329
Brightcove Inc.(a)	30,804	619,776
Broadridge Financial Solutions Inc.	102,155	15,639,930
Cardtronics PLC, Class A(a)	39,051	1,515,179
Cass Information Systems Inc.	9,391	434,522
Cognizant Technology Solutions Corp., Class A	467,731	36,539,146
Computer Task Group Inc.(a)	14,984	143,097
Concentrix Corp.(a)	36,935	5,529,908
Conduent Inc.(a)	156,325	1,041,125
CSG Systems International Inc.	34,222	1,536,226
CSP Inc.	681	5,925
DXC Technology Co.	211,872	6,623,119
EPAM Systems Inc.(a)	49,263	19,542,139
Euronet Worldwide Inc.(a)(b)	49,034	6,781,402
EVERTEC Inc.	55,014	2,047,621
Evo Payments Inc., Class A(a)	38,575	1,061,584
Exela Technologies Inc.(a)	42,839	93,389
ExlService Holdings Inc.(a)	30,887	2,784,772
Fastly Inc., Class A(a)(b)	73,755	4,962,236
Fidelity National Information Services Inc.	545,630	76,721,034
Fiserv Inc.(a)	503,829	59,975,804
FleetCor Technologies Inc.(a)	72,566	19,493,405
Gartner Inc.(a)	79,445	14,502,685
Genpact Ltd.	157,457	6,742,309
Global Payments Inc.	258,562	52,120,928
GoDaddy Inc., Class A(a)(b)	148,504	11,526,880
GreenSky Inc., Class A(a)(b)	40,784	252,453
Grid Dynamics Holdings Inc.(a)	46,392	739,025
Hackett Group Inc. (The)	22,994	376,872
I3 Verticals Inc., Class A(a)(b)	28,987	902,220
Information Services Group Inc.(a)	24,463	107,637
Innodata Inc.(a)	23,492	148,000
Inpixon(a)	1	1
International Business Machines Corp.	785,719	104,704,914
International Money Express Inc.(a)	41,417	621,669
Jack Henry & Associates Inc.	65,010	9,863,317
Limelight Networks Inc.(a)	139,250	497,123
LiveRamp Holdings Inc.(a)	54,434	2,824,036
Marathon Digital Holdings Inc.(a)(b)	80,236	3,852,933
Mastercard Inc., Class A	766,442	272,891,674
MAXIMUS Inc.	55,230	4,917,679
MoneyGram International Inc.(a)	21,754	142,924
MongoDB Inc.(a)	45,087	12,057,616
NIC Inc.	52,587	1,784,277
Okta Inc.(a)(b)	106,927	23,569,919

Security	Shares	Value

IT Services (continued)
Paya Holdings Inc., Class A(a)	49,644	$544,098
Paychex Inc.	285,866	28,020,585
PayPal Holdings Inc.(a)	1,024,439	248,774,767
Paysign Inc.(a)(b)	29,027	126,848
Perficient Inc.(a)	31,329	1,839,639
Perspecta Inc.	124,381	3,613,268
PFSweb Inc.(a)	14,947	100,892
Priority Technology Holdings Inc.(a)	6,230	43,236
Rackspace Technology Inc.(a)	33,174	788,878
Repay Holdings Corp.(a)(b)	78,801	1,850,247
Sabre Corp.	282,854	4,189,068
ServiceSource International Inc.(a)	47,649	70,044
Shift4 Payments Inc., Class A(a)(b)	33,048	2,710,266
Snowflake Inc., Class A(a)(b)	52,259	11,981,944
Square Inc., Class A(a)(b)	342,632	77,794,596
StarTek Inc.(a)(b)	8,556	68,020
Steel Connect Inc.(a)	39,453	78,117
Switch Inc., Class A	68,234	1,109,485
Sykes Enterprises Inc.(a)	31,773	1,400,554
TTEC Holdings Inc.	15,213	1,528,146
Tucows Inc., Class A(a)(b)	8,475	656,813
Twilio Inc., Class A(a)	140,661	47,931,642
Unisys Corp.(a)	50,153	1,274,889
USA Technologies Inc.(a)(b)	62,001	726,652
Usio Inc.(a)(b)	908	5,829
VeriSign Inc.(a)	89,040	17,697,590
Verra Mobility Corp.(a)(b)	147,612	1,997,928
Visa Inc., Class A	1,489,120	315,291,378
Western Union Co. (The)	354,218	8,735,016
WEX Inc.(a)	37,881	7,925,463
WidePoint Corp.(a)	5,889	54,179

		1,833,161,321

Leisure Products — 0.2%
Acushnet Holdings Corp.	37,555	1,552,148
American Outdoor Brands Inc.(a)	11,392	287,078
Brunswick Corp./DE	68,315	6,515,202
Callaway Golf Co.	79,251	2,119,964
Clarus Corp.	17,288	294,760
Escalade Inc.	7,902	165,231
Genius Brands International Inc.(a)(b)	395,547	767,361
Hasbro Inc.	112,402	10,804,080
JAKKS Pacific Inc.(a)	1,371	9,775
Johnson Outdoors Inc., Class A	7,204	1,028,371
Malibu Boats Inc., Class A(a)	15,734	1,253,685
Marine Products Corp.	28,158	458,131
MasterCraft Boat Holdings Inc.(a)	16,201	430,785
Mattel Inc.(a)	307,568	6,126,755
Nautilus Inc.(a)(b)	23,782	371,950
Peloton Interactive Inc., Class A(a)	231,904	26,075,286
Polaris Inc.	49,988	6,673,398
Smith & Wesson Brands Inc.	46,947	819,225
Sturm Ruger & Co. Inc.	13,186	871,199
Vista Outdoor Inc.(a)	61,417	1,969,643
YETI Holdings Inc.(a)	63,174	4,561,795

		73,155,822

Life Sciences Tools & Services — 1.3%
10X Genomics Inc., Class A(a)(b)	66,179	11,978,399
Adaptive Biotechnologies Corp.(a)	72,178	2,905,886
Agilent Technologies Inc.	265,229	33,721,215

84	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Applied DNA Sciences Inc.(a)(b)	366	$2,632
Avantor Inc.(a)(b)	455,242	13,170,151
Berkeley Lights Inc.(a)	9,549	479,646
BioNano Genomics Inc.(a)(b)	164,236	1,327,027
Bio-Rad Laboratories Inc., Class A(a)	18,800	10,737,996
Bio-Techne Corp.	34,822	13,299,566
Bruker Corp.	94,677	6,085,838
Champions Oncology Inc.(a)	5,348	60,432
Charles River Laboratories International Inc.(a)	44,258	12,827,296
ChromaDex Corp.(a)(b)	74,537	696,176
Codexis Inc.(a)	37,820	865,700
Contra Aduro Biotech I(a)(c)	4,142	12,426
Fluidigm Corp.(a)(b)	40,919	184,954
Illumina Inc.(a)	127,518	48,974,563
Inotiv Inc.(a)(b)	7,182	143,640
IQVIA Holdings Inc.(a)	166,221	32,103,924
Luminex Corp.	41,844	1,334,824
Maravai LifeSciences Holdings Inc., Class A(a)(b)	56,064	1,998,121
Medpace Holdings Inc.(a)	24,503	4,019,717
Mettler-Toledo International Inc.(a)	20,561	23,762,142
NanoString Technologies Inc.(a)	44,088	2,897,023
NeoGenomics Inc.(a)	106,860	5,153,858
Pacific Biosciences of California Inc.(a)	167,148	5,567,700
PerkinElmer Inc.	99,643	12,783,201
Personalis Inc.(a)	29,099	716,126
PPD Inc.(a)	89,885	3,401,248
PRA Health Sciences Inc.(a)	56,059	8,595,526
Quanterix Corp.(a)	26,429	1,545,304
Repligen Corp.(a)	45,467	8,839,239
Seer Inc.(a)(b)	13,306	665,566
Sotera Health Co.(a)(b)	63,339	1,580,941
Syneos Health Inc.(a)	72,349	5,487,672
Thermo Fisher Scientific Inc.	346,126	157,964,984
Waters Corp.(a)	54,742	15,556,034

		451,446,693

Machinery — 2.0%
AGCO Corp.	56,160	8,067,384
AgEagle Aerial Systems Inc.(a)(b)	90,300	565,278
Alamo Group Inc.	7,156	1,117,409
Albany International Corp., Class A	30,348	2,533,148
Allison Transmission Holdings Inc.	97,181	3,967,900
Altra Industrial Motion Corp.	54,035	2,989,216
Art’s-Way Manufacturing Co. Inc.(a)	304	939
Astec Industries Inc.	16,005	1,207,097
Barnes Group Inc.	40,386	2,000,722
Caterpillar Inc.	478,231	110,887,422
Chart Industries Inc.(a)	31,142	4,433,064
Chicago Rivet & Machine Co.	125	3,187
CIRCOR International Inc.(a)	16,394	570,839
Colfax Corp.(a)	106,158	4,650,782
Columbus McKinnon Corp./NY	16,015	844,951
Commercial Vehicle Group Inc.(a)	23,436	226,157
Crane Co.	46,636	4,379,587
Cummins Inc.	129,292	33,500,850
Deere & Co.	269,877	100,971,781
Desktop Metal Inc.(a)	101,625	1,514,212
Donaldson Co. Inc.	111,600	6,490,656
Douglas Dynamics Inc.	16,961	782,750
Dover Corp.	128,647	17,641,363
Eastern Co. (The)	7,148	191,566

Security	Shares	Value

Machinery (continued)
Energy Recovery Inc.(a)(b)	53,361	$978,641
Enerpac Tool Group Corp.	47,545	1,241,875
EnPro Industries Inc.	16,507	1,407,552
ESCO Technologies Inc.	23,615	2,571,437
Evoqua Water Technologies Corp.(a)	120,461	3,168,124
ExOne Co. (The)(a)(b)	8,046	252,323
Federal Signal Corp.	54,544	2,089,035
Flowserve Corp.	120,147	4,662,905
Fortive Corp.	299,152	21,132,097
Franklin Electric Co. Inc.	31,716	2,503,661
FreightCar America Inc.(a)	8,623	56,869
Gates Industrial Corp. PLC(a)	61,344	980,891
Gencor Industries Inc.(a)	7,625	102,251
Gorman-Rupp Co. (The)	15,836	524,330
Graco Inc.	151,752	10,868,478
Graham Corp.	8,038	114,461
Greenbrier Companies Inc. (The)	31,065	1,466,889
Helios Technologies Inc.	24,051	1,752,596
Hillenbrand Inc.	63,677	3,038,030
Hurco Companies Inc.	7,274	256,772
Hydrofarm Holdings Group Inc.(a)(b)	11,570	697,902
Hyliion Holdings Corp.(a)(b)	78,601	838,673
Hyster-Yale Materials Handling Inc.	7,932	691,036
IDEX Corp.	68,822	14,405,821
Illinois Tool Works Inc.	254,852	56,454,815
Ingersoll Rand Inc.(a)	333,970	16,434,664
ITT Inc.	78,091	7,099,253
John Bean Technologies Corp.	28,950	3,860,193
Kadant Inc.	12,402	2,294,494
Kennametal Inc.	70,592	2,821,562
LB Foster Co., Class A(a)	8,035	143,826
Lincoln Electric Holdings Inc.	54,922	6,752,111
Lindsay Corp.	8,159	1,359,453
LiqTech International Inc.(a)(b)	10,370	83,893
LS Starrett Co. (The), Class A(a)(b)	7,226	46,608
Lydall Inc.(a)	16,263	548,714
Manitex International Inc.(a)	15,038	118,650
Manitowoc Co. Inc. (The)(a)	38,381	791,416
Mayville Engineering Co. Inc.(a)	5,907	84,943
Meritor Inc.(a)	74,026	2,177,845
Middleby Corp. (The)(a)	49,322	8,175,121
Miller Industries Inc./TN	9,972	460,607
Mueller Industries Inc.	47,032	1,944,773
Mueller Water Products Inc., Class A	141,376	1,963,713
Navistar International Corp.(a)(b)	40,990	1,804,790
Nikola Corp.(a)(b)	120,813	1,678,093
NN Inc.(a)	25,986	183,721
Nordson Corp.	47,032	9,344,318
Oshkosh Corp.	57,395	6,810,491
Otis Worldwide Corp.	355,169	24,311,318
P&F Industries Inc., Class A	689	4,534
PACCAR Inc.	301,200	27,987,504
Parker-Hannifin Corp.	112,529	35,495,022
Park-Ohio Holdings Corp.	7,820	246,252
Pentair PLC	140,505	8,756,272
Perma-Pipe International Holdings Inc.(a)(b)	7,594	46,171
Proto Labs Inc.(a)(b)	22,967	2,796,232
RBC Bearings Inc.(a)	22,906	4,507,214
REV Group Inc.	16,186	310,124
Rexnord Corp.	109,621	5,162,053

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Shyft Group Inc. (The)(b)	31,273	$1,163,356
Snap-on Inc.	49,117	11,333,257
SPX Corp.(a)	45,216	2,634,736
SPX FLOW Inc.	38,817	2,458,281
Standex International Corp.	8,371	800,016
Stanley Black & Decker Inc.	140,398	28,033,269
Taylor Devices Inc.(a)	702	7,933
Tennant Co.	16,914	1,351,259
Terex Corp.	54,957	2,531,869
Timken Co. (The)	64,844	5,263,387
Titan International Inc.	39,231	364,064
Toro Co. (The)	95,562	9,856,265
TriMas Corp.(a)	39,257	1,190,272
Trinity Industries Inc.	64,842	1,847,349
Twin Disc Inc.(a)	7,980	76,289
Wabash National Corp.	55,377	1,041,088
Watts Water Technologies Inc., Class A	23,689	2,814,490
Welbilt Inc.(a)(b)	117,897	1,915,826
Westinghouse Air Brake Technologies Corp.	154,764	12,251,118
Woodward Inc.	48,659	5,869,735
Xylem Inc./NY	159,010	16,724,672

		737,930,203

Marine — 0.0%
Eagle Bulk Shipping Inc.(a)	15,709	567,409
Genco Shipping & Trading Ltd.	16,899	170,342
Kirby Corp.(a)	53,790	3,242,461
Matson Inc.	42,761	2,852,159
Pangaea Logistics Solutions Ltd.	7,936	25,078
SEACOR Holdings Inc.(a)	16,323	665,162

		7,522,611

Media — 1.4%
A H Belo Corp., Class A	16,063	33,572
Advantage Solutions Inc.(a)	92,632	1,093,984
Altice USA Inc., Class A(a)(b)	214,383	6,973,879
AMC Networks Inc., Class A(a)(b)	28,335	1,506,289
Beasley Broadcast Group Inc., Class A	904	2,558
Boston Omaha Corp., Class A(a)	18,414	544,318
Brooklyn ImmunoTherapeutics Inc.(a)	165	614
Cable One Inc.	4,607	8,423,254
Cardlytics Inc.(a)(b)	29,230	3,206,531
Charter Communications Inc., Class A(a)(b)	124,307	76,699,905
Clear Channel Outdoor Holdings Inc.(a)(b)	320,285	576,513
Comcast Corp., Class A	4,013,513	217,171,188
comScore Inc.(a)	40,921	149,771
Cumulus Media Inc., Class A(a)(b)	38,151	347,556
Daily Journal Corp.(a)(b)	181	57,277
Discovery Inc., Class A(a)(b)	140,821	6,120,081
Discovery Inc., Class C, NVS(a)(b)	252,515	9,315,278
DISH Network Corp., Class A(a)	208,359	7,542,596
Emerald Holding Inc.	40,347	222,715
Entercom Communications Corp., Class A	84,627	444,292
Entravision Communications Corp., Class A	47,472	191,787
EW Scripps Co. (The), Class A, NVS	46,703	899,967
Fluent Inc.(a)(b)	85,785	351,718
Fox Corp., Class A, NVS	298,824	10,790,535
Fox Corp., Class B	141,494	4,942,385
Gannett Co. Inc.(a)	104,078	559,940
Gray Television Inc.	73,150	1,345,960
Gray Television Inc., Class A	756	13,162

Security	Shares	Value

Media (continued)
Hemisphere Media Group Inc., Class A(a)	8,060	$93,899
Iheartmedia Inc., Class A(a)	97,492	1,769,480
Insignia Systems Inc.(a)(b)	1,165	6,629
Interpublic Group of Companies Inc. (The)	345,972	10,102,382
John Wiley & Sons Inc., Class A	39,392	2,135,046
John Wiley & Sons Inc., Class B	787	41,908
Lee Enterprises Inc.(a)	4,749	122,002
Liberty Broadband Corp., Class A(a)(b)	21,908	3,179,946
Liberty Broadband Corp., Class C, NVS(a)(b)	187,985	28,225,948
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	76,404	3,367,888
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	155,708	6,868,280
Loral Space & Communications Inc.	16,227	611,271
Marchex Inc., Class B(a)	23,775	66,808
Mediaco Holding Inc., Class A(a)	858	2,823
Meredith Corp.	32,801	976,814
MSG Networks Inc., Class A(a)(b)	41,010	616,790
National CineMedia Inc.	78,766	363,899
New York Times Co. (The), Class A	132,124	6,688,117
News Corp., Class A, NVS	335,828	8,540,106
News Corp., Class B	101,556	2,382,504
Nexstar Media Group Inc., Class A	40,204	5,645,848
Omnicom Group Inc.	191,979	14,235,243
Saga Communications Inc., Class A	7,032	153,649
Salem Media Group Inc.	8,684	25,531
Scholastic Corp., NVS	23,491	707,314
Sinclair Broadcast Group Inc., Class A	34,373	1,005,754
Sirius XM Holdings Inc.(b)	962,838	5,863,683
SPAR Group Inc.(a)	7,236	12,156
SRAX Inc.(a)	10,417	49,377
TechTarget Inc.(a)(b)	24,727	1,717,290
TEGNA Inc.	188,487	3,549,210
Townsquare Media Inc., Class A	8,068	86,570
Tribune Publishing Co.	6,669	119,975
Urban One Inc., NVS(a)(b)	24,004	42,007
Urban One Inc., Class A(a)	233	1,256
ViacomCBS Inc., Class A	9,151	431,653
ViacomCBS Inc., Class B, NVS	517,486	23,338,619
WideOpenWest Inc.(a)	61,687	838,326

		493,513,626

Metals & Mining — 0.5%
Alcoa Corp.(a)	167,669	5,447,566
Allegheny Technologies Inc.(a)	104,694	2,204,856
Alpha Metallurgical Resources Inc.(a)	2,628	33,192
Ampco-Pittsburgh Corp.(a)(b)	7,822	52,798
Arconic Corp.(a)	86,356	2,192,579
Carpenter Technology Corp.	44,791	1,843,150
Century Aluminum Co.(a)	48,397	854,691
Cleveland-Cliffs Inc.	422,055	8,487,526
Coeur Mining Inc.(a)(b)	187,533	1,693,423
Commercial Metals Co.	95,783	2,953,948
Compass Minerals International Inc.	31,998	2,006,915
Comstock Mining Inc.(a)(b)	157,844	722,925
Freeport-McMoRan Inc.(a)	1,262,860	41,585,980
Friedman Industries Inc.	7,631	61,735
Gatos Silver Inc.(a)	46,570	464,303
Gold Resource Corp.(b)	47,435	125,228
Golden Minerals Co.(a)(b)	79,774	52,595
Haynes International Inc.	8,593	254,954
Hecla Mining Co.(b)	512,426	2,915,704

86	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Hycroft Mining Holding Corp.(a)(b)	47,482	$166,187
Kaiser Aluminum Corp.	16,494	1,822,587
Materion Corp.	17,394	1,152,179
McEwen Mining Inc.(a)(b)	196,703	204,571
MP Materials Corp.(a)(b)	53,451	1,921,563
Newmont Corp.	699,911	42,183,636
Nucor Corp.	260,541	20,913,626
Olympic Steel Inc.	7,915	233,097
Paramount Gold Nevada Corp.(a)(b)	7,280	7,280
Ramaco Resources Inc.(a)(b)	8,038	34,001
Reliance Steel & Aluminum Co.	54,395	8,283,814
Royal Gold Inc.	57,738	6,213,763
Ryerson Holding Corp.(a)	15,072	256,827
Schnitzer Steel Industries Inc., Class A	23,534	983,486
Solitario Zinc Corp.(a)(b)	31,376	26,086
Steel Dynamics Inc.	172,432	8,752,648
SunCoke Energy Inc.	55,256	387,345
Synalloy Corp.(a)	7,990	70,632
TimkenSteel Corp.(a)(b)	31,751	373,074
U.S. Antimony Corp.(a)(b)	62,558	75,695
United States Steel Corp.	225,438	5,899,712
Universal Stainless & Alloy Products Inc.(a)	7,629	77,587
Warrior Met Coal Inc.	34,903	597,888
Worthington Industries Inc.	26,799	1,797,945

		176,389,297

Mortgage Real Estate Investment — 0.2%
ACRES Commercial Realty Corp.(a)	7,423	108,302
AG Mortgage Investment Trust Inc.	15,183	61,187
AGNC Investment Corp.	451,063	7,559,816
Annaly Capital Management Inc.	1,223,875	10,525,325
Arbor Realty Trust Inc.	113,824	1,809,802
Ares Commercial Real Estate Corp.	22,435	307,808
Arlington Asset Investment Corp., Class A(a)	95,911	387,480
ARMOUR Residential REIT Inc.	52,835	644,587
Blackstone Mortgage Trust Inc., Class A	139,121	4,312,751
Broadmark Realty Capital Inc.	111,395	1,165,192
Capstead Mortgage Corp.	54,508	339,585
Cherry Hill Mortgage Investment Corp.	7,395	69,069
Chimera Investment Corp.	174,882	2,221,001
Colony Credit Real Estate Inc.	72,491	617,623
Dynex Capital Inc.	13,737	260,041
Ellington Financial Inc.	48,460	775,845
Ellington Residential Mortgage REIT	7,276	89,568
Granite Point Mortgage Trust Inc.	54,275	649,672
Great Ajax Corp.	16,003	174,433
Hannon Armstrong Sustainable Infrastructure Capital Inc.	75,404	4,230,164
Invesco Mortgage Capital Inc.	165,508	663,687
KKR Real Estate Finance Trust Inc.	24,387	448,477
Ladder Capital Corp.	83,962	990,752
Lument Finance Trust Inc.	14,708	51,919
Manhattan Bridge Capital Inc.	879	5,353
MFA Financial Inc.	484,034	1,970,018
New Residential Investment Corp.	354,804	3,991,545
New York Mortgage Trust Inc.	406,809	1,818,436
Orchid Island Capital Inc.	124,822	750,180
PennyMac Mortgage Investment Trust	77,374	1,516,530
Ready Capital Corp.	72,918	978,560
Redwood Trust Inc.	96,838	1,008,084
Starwood Property Trust Inc.	244,090	6,038,787

Security	Shares	Value

Mortgage Real Estate Investment (continued)
TPG RE Finance Trust Inc.	61,138	$684,746
Tremont Mortgage Trust	5,627	32,355
Two Harbors Investment Corp.	229,089	1,679,222
Western Asset Mortgage Capital Corp.	25,468	81,243

		59,019,145

Multi-Utilities — 0.7%
Ameren Corp.	221,582	18,027,911
Black Hills Corp.	54,704	3,652,586
CenterPoint Energy Inc.	489,012	11,076,122
CMS Energy Corp.	255,514	15,642,567
Consolidated Edison Inc.	299,154	22,376,719
Dominion Energy Inc.	704,672	53,526,885
DTE Energy Co.	172,076	22,910,199
MDU Resources Group Inc.	187,851	5,937,970
NiSource Inc.	359,043	8,656,527
NorthWestern Corp.	49,795	3,246,634
Public Service Enterprise Group Inc.	439,641	26,470,785
Sempra Energy	265,966	35,261,772
Unitil Corp.	20,690	945,326
WEC Energy Group Inc.	274,232	25,665,373

		253,397,376

Multiline Retail — 0.5%
Big Lots Inc.	33,515	2,289,075
Dillard’s Inc., Class A	8,967	865,943
Dollar General Corp.	215,536	43,671,904
Dollar Tree Inc.(a)	206,917	23,683,720
Franchise Group Inc.	29,891	1,079,364
Kohl’s Corp.	140,863	8,396,844
Macy’s Inc.	255,818	4,141,693
Nordstrom Inc.	93,213	3,529,976
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	52,446	4,562,802
Target Corp.	437,765	86,708,114

		178,929,435

Oil, Gas & Consumable Fuels — 2.4%
Abraxas Petroleum Corp.(a)(b)	12,668	39,778
Adams Resources & Energy Inc.	606	16,974
Aemetis Inc.(a)(b)	8,721	213,839
Alto Ingredients Inc.(a)	48,257	262,035
Altus Midstream Co., Class A(b)	4,295	225,359
Amplify Energy Corp.	61,025	169,649
Antero Midstream Corp.	276,024	2,492,497
Antero Resources Corp.(a)(b)	267,609	2,729,612
APA Corp.	325,902	5,833,646
Arch Resources Inc.	15,696	652,954
Arko Corp.(a)	74,571	741,236
Barnwell Industries Inc.(a)	747	1,920
Berry Corp.	31,602	174,127
Bonanza Creek Energy Inc.(a)	7,533	269,154
Brigham Minerals Inc., Class A	57,059	835,344
Cabot Oil & Gas Corp.	347,278	6,521,881
Callon Petroleum Co.(a)	46,554	1,794,657
Camber Energy Inc.(a)	1	1
Centennial Resource Development Inc./DE, Class A(a)	165,211	693,886
Centrus Energy Corp., Class A(a)	7,277	172,610
Cheniere Energy Inc.(a)	207,342	14,930,697
Chevron Corp.	1,692,361	177,342,509
Cimarex Energy Co.	88,309	5,244,671
Clean Energy Fuels Corp.(a)	102,587	1,409,545

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
CNX Resources Corp.(a)	208,475	$3,064,582
Comstock Resources Inc.(a)	45,569	252,452
ConocoPhillips	1,190,507	63,061,156
CONSOL Energy Inc.(a)	23,811	231,443
Contango Oil & Gas Co.(a)(b)	71,808	280,051
Continental Resources Inc./OK	43,452	1,124,103
CVR Energy Inc.	23,550	451,689
Delek U.S. Holdings Inc.	69,359	1,510,639
Denbury Inc.(a)(b)	44,207	2,117,073
Devon Energy Corp.	515,519	11,264,090
Diamond S Shipping Inc.(a)(b)	28,148	282,324
Diamondback Energy Inc.	161,668	11,880,981
Dorian LPG Ltd.(a)	15,500	203,515
Earthstone Energy Inc., Class A(a)	30,735	219,755
EOG Resources Inc.	511,231	37,079,584
EQT Corp.	243,565	4,525,438
Equitrans Midstream Corp.	364,697	2,975,928
Evolution Petroleum Corp.	118,879	401,811
Exxon Mobil Corp.	3,719,478	207,658,457
Falcon Minerals Corp.	62,460	280,445
Gevo Inc.(a)	177,165	1,737,989
Goodrich Petroleum Corp.(a)(b)	39,619	374,796
Green Plains Inc.(a)	22,860	618,820
Hallador Energy Co.(a)	15,673	28,995
Harvest Natural Resources Inc.(a)(c)	8,626	3,019
Hess Corp.	238,388	16,868,335
HollyFrontier Corp.	131,651	4,710,473
Houston American Energy Corp.(a)(b)	2,346	4,739
International Seaways Inc.	32,411	628,125
Kinder Morgan Inc.	1,728,971	28,787,367
Kosmos Energy Ltd.	278,338	854,498
Laredo Petroleum Inc.(a)(b)	4,336	130,340
Magnolia Oil & Gas Corp., Class A(a)(b)	94,526	1,085,158
Marathon Oil Corp.	719,119	7,680,191
Marathon Petroleum Corp.	579,909	31,019,332
Matador Resources Co.	105,106	2,464,736
Murphy Oil Corp.	135,255	2,219,535
NACCO Industries Inc., Class A	560	13,972
New Fortress Energy Inc.(b)	17,334	795,804
NextDecade Corp.(a)	170,026	453,969
Northern Oil and Gas Inc.(a)(b)	68,980	833,278
Oasis Petroleum Inc.	17,576	1,043,839
Occidental Petroleum Corp.	742,686	19,770,301
ONEOK Inc.	392,470	19,882,530
Overseas Shipholding Group Inc., Class A(a)	1,987	4,093
Ovintiv Inc.	233,561	5,563,423
Par Pacific Holdings Inc.(a)	37,393	527,989
PBF Energy Inc., Class A	89,805	1,270,741
PDC Energy Inc.(a)(b)	92,432	3,179,661
Peabody Energy Corp.(a)	64,805	198,303
PEDEVCO Corp.(a)	1,000	1,460
Penn Virginia Corp.(a)	8,364	112,078
Phillips 66	380,970	31,064,294
PHX Minerals Inc.	46,792	134,293
Pioneer Natural Resources Co.	182,512	28,986,556
PrimeEnergy Resources Corp.(a)	174	9,116
Range Resources Corp.(a)	259,265	2,678,207
Renewable Energy Group Inc.(a)	34,593	2,284,522
Ring Energy Inc.(a)(b)	86,096	198,882
SandRidge Energy Inc.(a)(b)	16,113	63,002

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
SilverBow Resources Inc.(a)(b)	24,497	$190,587
SM Energy Co.	85,575	1,400,863
Southwestern Energy Co.(a)(b)	538,773	2,505,294
Talos Energy Inc.(a)	14,916	179,589
Targa Resources Corp.	200,041	6,351,302
Tellurian Inc.(a)(b)	85,469	199,997
Texas Pacific Land Corp.	6,819	10,838,323
Torchlight Energy Resources Inc.(a)(b)	189,319	346,454
U.S. Energy Corp. Wyoming(a)	571	2,501
Valero Energy Corp.	361,736	25,900,298
Vertex Energy Inc.(a)(b)	15,499	21,854
W&T Offshore Inc.(a)(b)	80,961	290,650
Westwater Resources Inc.(a)	11	59
Whiting Petroleum Corp.(a)(b)	33,428	1,185,023
Williams Companies Inc. (The)	1,072,467	25,406,743
World Fuel Services Corp.	63,943	2,250,794

		866,991,189

Paper & Forest Products — 0.0%
Clearwater Paper Corp.(a)	15,663	589,242
Domtar Corp.	55,751	2,059,999
Glatfelter Corp.	38,279	656,485
Louisiana-Pacific Corp.	96,628	5,358,989
Mercer International Inc.	38,714	557,095
Neenah Inc.	15,498	796,287
Resolute Forest Products Inc.(a)	102,460	1,121,937
Schweitzer-Mauduit International Inc.	24,329	1,191,391
Verso Corp., Class A	30,374	443,157

		12,774,582

Personal Products — 0.2%
BellRing Brands Inc., Class A(a)(b)	34,825	822,218
Coty Inc., Class A	266,440	2,400,624
Cyanotech Corp.(a)	812	2,680
Edgewell Personal Care Co.	47,685	1,888,326
elf Beauty Inc.(a)	23,728	636,622
Estee Lauder Companies Inc. (The), Class A	201,931	58,731,631
Herbalife Nutrition Ltd.(a)	75,577	3,352,596
Inter Parfums Inc.	15,595	1,106,153
LifeMD Inc.(a)(b)	36,254	573,538
Lifevantage Corp.(a)(b)	14,921	139,511
Mannatech Inc.	256	5,217
Medifast Inc.	9,800	2,075,836
Natural Alternatives International Inc.(a)	880	13,517
Natural Health Trends Corp.	7,615	51,401
Nature’s Sunshine Products Inc.	7,853	156,746
Nu Skin Enterprises Inc., Class A	41,196	2,178,857
Revlon Inc., Class A(a)(b)	8,146	100,440
Summer Infant Inc.(a)	887	11,771
United-Guardian Inc.	15,366	232,795
USANA Health Sciences Inc.(a)	10,171	992,690
Veru Inc.(a)(b)	34,917	376,231

		75,849,400

Pharmaceuticals — 3.2%
9 Meters Biopharma Inc.(a)(b)	19,119	22,369
AcelRx Pharmaceuticals Inc.(a)(b)	88,486	150,426
Acer Therapeutics Inc.(a)	368	1,144
Aclaris Therapeutics Inc.(a)(b)	26,050	656,460
Adamis Pharmaceuticals Corp.(a)	8,639	8,121
Aerie Pharmaceuticals Inc.(a)(b)	37,230	665,300
Aerpio Pharmaceuticals Inc.(a)(b)	125,370	161,727

88	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Agile Therapeutics Inc.(a)(b)	39,265	$81,671
Alimera Sciences Inc.(a)	10,171	97,845
Amneal Pharmaceuticals Inc.(a)	70,997	477,810
Amphastar Pharmaceuticals Inc.(a)	42,436	777,428
Ampio Pharmaceuticals Inc.(a)(b)	229,352	387,605
ANI Pharmaceuticals Inc.(a)	8,069	291,614
Aquestive Therapeutics Inc.(a)	8,242	42,858
Arvinas Inc.(a)	30,256	1,999,922
Assertio Holdings Inc.(a)(b)	53,058	36,212
Atea Pharmaceuticals Inc.(a)(b)	10,887	672,272
Athira Pharma Inc.(a)	23,356	429,750
Avenue Therapeutics Inc.(a)(b)	5,892	35,764
Axsome Therapeutics Inc.(a)(b)	23,829	1,349,198
Aytu BioPharma Inc.(a)	6,762	51,391
Baudax Bio Inc.(a)	3,060	3,947
BioDelivery Sciences International Inc.(a)	44,744	174,949
Bristol-Myers Squibb Co.	1,969,268	124,319,889
Cara Therapeutics Inc.(a)(b)	46,876	1,017,678
Cassava Sciences Inc.(a)(b)	28,098	1,263,005
Catalent Inc.(a)	150,044	15,801,134
cbdMD Inc.(a)	105,145	435,300
Cerecor Inc.(a)	7,382	22,294
Chiasma Inc.(a)	9,553	29,901
Clearside Biomedical Inc.(a)(b)	32,302	79,786
Collegium Pharmaceutical Inc.(a)	30,871	731,643
Contra Ritter Pharmace(a)(b)(c)	14,465	978
Corcept Therapeutics Inc.(a)(b)	93,782	2,231,074
CorMedix Inc.(a)(b)	10,965	109,540
Cumberland Pharmaceuticals Inc.(a)	8,703	26,370
Cymabay Therapeutics Inc.(a)	53,897	244,692
Durect Corp.(a)(b)	94,097	186,312
Elanco Animal Health Inc.(a)	418,168	12,315,048
Eli Lilly & Co.	694,388	129,725,566
Eloxx Pharmaceuticals Inc.(a)(b)	39,103	129,822
Endo International PLC(a)	155,720	1,153,885
Eton Pharmaceuticals Inc.(a)(b)	9,474	69,350
Evofem Biosciences Inc.(a)	17,148	30,009
Evoke Pharma Inc.(a)(b)	63,604	116,395
Evolus Inc.(a)(b)	7,146	92,827
EyeGate Pharmaceuticals Inc.(a)	42	209
Eyenovia Inc.(a)(b)	9,694	49,536
EyePoint Pharmaceuticals Inc.(a)	2,308	23,449
Fulcrum Therapeutics Inc.(a)	4,452	52,445
Harrow Health Inc.(a)(b)	55,956	377,703
Hepion Pharmaceuticals Inc.(a)	86	158
Horizon Therapeutics PLC(a)	194,471	17,899,111
Hoth Therapeutics Inc.(a)	1	2
Innoviva Inc.(a)(b)	71,323	852,310
Intra-Cellular Therapies Inc.(a)(b)	62,734	2,128,565
Jaguar Health Inc.(a)	109	196
Jazz Pharmaceuticals PLC(a)	48,423	7,959,288
Johnson & Johnson	2,310,477	379,726,895
Kala Pharmaceuticals Inc.(a)(b)	43,784	295,104
Kaleido Biosciences Inc.(a)(b)	5,218	42,266
Lannett Co. Inc.(a)	31,514	166,394
Lipocine Inc.(a)	71,047	107,281
Liquidia Corp.(a)(b)	30,249	81,370
Marinus Pharmaceuticals Inc.(a)(b)	25,013	387,201
Merck & Co. Inc.	2,224,020	171,449,702
Nektar Therapeutics(a)(b)	155,958	3,119,160

Security	Shares	Value

Pharmaceuticals (continued)
NGM Biopharmaceuticals Inc.(a)	22,798	$662,738
NovaBay Pharmaceuticals Inc.(a)	657	598
Novan Inc.(a)(b)	16,408	25,596
Nuvation Bio Inc.(a)	55,223	577,080
Ocular Therapeutix Inc.(a)(b)	69,959	1,148,027
Ocuphire Pharma Inc.(a)	266	1,545
Odonate Therapeutics Inc.(a)	10,121	34,614
Omeros Corp.(a)(b)	47,633	847,867
Onconova Therapeutics Inc.(a)	31	31
Opiant Pharmaceuticals Inc.(a)	2,506	26,614
Optinose Inc.(a)(b)	57,007	210,356
Osmotica Pharmaceuticals PLC(a)(b)	7,084	23,094
Otonomy Inc.(a)(b)	16,447	41,940
Pacira BioSciences Inc.(a)	40,199	2,817,548
Paratek Pharmaceuticals Inc.(a)(b)	15,464	109,176
Perrigo Co. PLC	120,124	4,861,418
Pfizer Inc.	4,892,598	177,258,826
Phathom Pharmaceuticals Inc.(a)	9,632	361,778
Phibro Animal Health Corp., Class A	23,265	567,666
Pliant Therapeutics Inc.(a)	18,193	715,531
PLx Pharma Inc.(a)	348	3,142
Prestige Consumer Healthcare Inc.(a)(b)	47,195	2,080,356
ProPhase Labs Inc.(a)	123	910
Provention Bio Inc.(a)(b)	30,845	323,718
Pulmatrix Inc.(a)	15	20
Reata Pharmaceuticals Inc., Class A(a)(b)	24,517	2,444,345
Recro Pharma Inc.(a)	8,611	24,025
Relmada Therapeutics Inc.(a)	10,551	371,501
Restorbio Inc.	9,608	19,908
Revance Therapeutics Inc.(a)	55,705	1,556,955
Royalty Pharma PLC, Class A	69,307	3,023,171
Satsuma Pharmaceuticals Inc.(a)	5,471	32,334
scPharmaceuticals Inc.(a)	2,486	16,532
SCYNEXIS Inc.(a)(b)	7,940	63,044
Seelos Therapeutics Inc.(a)	43	215
Seelos Therapeutics Inc. New(a)(c)	43	23
Sonoma Pharmaceuticals Inc.(a)	609	4,525
Supernus Pharmaceuticals Inc.(a)(b)	46,833	1,226,088
Teligent Inc.(a)	5,821	3,621
TFF Pharmaceuticals Inc.(a)	4,469	60,644
TherapeuticsMD Inc.(a)(b)	141,256	189,283
Theravance Biopharma Inc.(a)(b)	39,315	802,419
Timber Pharmaceuticals Inc.(a)	19	39
Titan Pharmaceuticals Inc.(a)	60	179
Trevi Therapeutics Inc.(a)	5,170	14,114
Tricida Inc.(a)	21,958	116,158
Viatris Inc.(a)	1,063,753	14,860,629
VYNE Therapeutics Inc.(a)(b)	64,735	443,111
WaVe Life Sciences Ltd.(a)	18,354	102,966
Xeris Pharmaceuticals Inc.(a)(b)	23,095	104,158
Yumanity Therapeutics Inc.(a)(b)	330	5,973
Zoetis Inc.	416,923	65,657,034
Zogenix Inc.(a)(b)	57,297	1,118,437
Zomedica Corp.(a)(b)	898,721	1,419,979
Zynerba Pharmaceuticals Inc.(a)(b)	9,663	44,933

		1,169,853,158

Professional Services — 0.7%
Acacia Research Corp.(a)	8,456	56,232
Akerna Corp.(a)(b)	2,408	11,896
ASGN Inc.(a)	47,607	4,543,612

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Barrett Business Services Inc.	7,602	$523,474
BGSF Inc.	21,182	296,548
Booz Allen Hamilton Holding Corp.	123,695	9,961,158
CACI International Inc., Class A(a)(b)	22,989	5,670,467
CBIZ Inc.(a)	40,142	1,311,038
Clarivate PLC(a)(b)	229,783	6,063,973
CoreLogic Inc.	67,942	5,384,404
CoStar Group Inc.(a)	34,534	28,383,149
CRA International Inc.	7,848	585,775
DLH Holdings Corp.(a)	819	8,124
Dun & Bradstreet Holdings Inc.(a)(b)	119,894	2,854,676
Equifax Inc.	107,247	19,425,649
Exponent Inc.	46,652	4,546,237
Forrester Research Inc.(a)	7,993	339,543
Franklin Covey Co.(a)	14,989	424,039
FTI Consulting Inc.(a)	32,466	4,548,811
GEE Group Inc.(a)	802	1,019
GP Strategies Corp.(a)	15,549	271,330
Heidrick & Struggles International Inc.	15,620	557,946
Hill International Inc.(a)(b)	122,397	391,670
HireQuest Inc.(b)	3,385	58,391
Hudson Global Inc.(a)	1,946	32,304
Huron Consulting Group Inc.(a)	17,073	860,138
ICF International Inc.	15,853	1,385,552
IHS Markit Ltd.	331,003	32,034,470
Insperity Inc.	33,616	2,815,004
Jacobs Engineering Group Inc.	115,096	14,878,460
KBR Inc.	119,198	4,576,011
Kelly Services Inc., Class A, NVS	23,937	533,077
Kforce Inc.	23,070	1,236,552
Korn Ferry	47,713	2,975,860
Leidos Holdings Inc.	115,278	11,098,966
Lightbridge Corp.(a)	502	3,208
ManpowerGroup Inc.	46,966	4,644,937
ManTech International Corp./VA, Class A	22,917	1,992,633
Mastech Digital Inc.(a)	1,268	22,330
Mistras Group Inc.(a)	15,211	173,558
Nielsen Holdings PLC	314,435	7,908,040
RCM Technologies Inc.(a)(b)	8,209	29,142
Red Violet Inc.(a)	1,041	19,175
Rekor Systems Inc.(a)(b)	48,127	962,059
Resources Connection Inc.	31,536	426,997
Robert Half International Inc.	103,408	8,073,063
Science Applications International Corp.	55,534	4,642,087
TransUnion	166,393	14,975,370
TriNet Group Inc.(a)	38,799	3,024,770
TrueBlue Inc.(a)	32,464	714,857
Upwork Inc.(a)	87,136	3,901,079
Verisk Analytics Inc.	144,249	25,487,356
Volt Information Sciences Inc.(a)	8,064	31,772
Willdan Group Inc.(a)	7,608	312,308

		245,990,296

Real Estate Management & Development — 0.2%
Altisource Portfolio Solutions SA(a)	8,466	77,802
American Realty Investors Inc.(a)	779	6,879
CBRE Group Inc., Class A(a)	300,299	23,756,654
CKX Lands Inc.(a)	229	2,966
Cushman & Wakefield PLC(a)(b)	95,808	1,563,587
eXp World Holdings Inc.(a)(b)	55,180	2,513,449
Forestar Group Inc.(a)	31,062	723,123

Security	Shares	Value

Real Estate Management & Development (continued)
FRP Holdings Inc.(a)(b)	7,192	$353,990
Howard Hughes Corp. (The)(a)(b)	38,339	3,647,189
InterGroup Corp. (The)(a)	126	4,607
Jones Lang LaSalle Inc.(a)	45,942	8,225,456
JW Mays Inc.(a)	106	2,809
Kennedy-Wilson Holdings Inc.	117,426	2,373,179
Marcus & Millichap Inc.(a)	23,011	775,471
Maui Land & Pineapple Co. Inc.(a)	7,584	87,595
Newmark Group Inc., Class A	138,771	1,388,404
Opendoor Technologies Inc.(a)(b)	299,340	6,343,015
Rafael Holdings Inc., Class B(a)	5,239	209,141
RE/MAX Holdings Inc., Class A	15,506	610,781
Realogy Holdings Corp.(a)	100,196	1,515,965
Redfin Corp.(a)(b)	93,000	6,192,870
RMR Group Inc. (The), Class A	9,896	403,856
St. Joe Co. (The)	34,687	1,488,072
Stratus Properties Inc.(a)	7,174	218,807
Tejon Ranch Co.(a)(b)	8,406	140,716
Transcontinental Realty Investors Inc.(a)	269	5,789
Trinity Place Holdings Inc.(a)(b)	133,797	279,636

		62,911,808

Road & Rail — 1.2%
AMERCO	7,534	4,615,328
ArcBest Corp.	22,938	1,614,147
Avis Budget Group Inc.(a)	49,811	3,613,290
Covenant Logistics Group Inc., Class A(a)	8,535	175,736
CSX Corp.	671,282	64,725,010
Daseke Inc.(a)(b)	100,109	849,925
Heartland Express Inc.(b)	31,432	615,439
HyreCar Inc.(a)(b)	11,130	109,074
JB Hunt Transport Services Inc.	73,388	12,334,321
Kansas City Southern	81,305	21,458,016
Knight-Swift Transportation Holdings Inc.	101,399	4,876,278
Landstar System Inc.	32,866	5,424,862
Lyft Inc., Class A(a)(b)	226,125	14,286,577
Marten Transport Ltd.	48,765	827,542
Norfolk Southern Corp.	220,559	59,224,503
Old Dominion Freight Line Inc.	85,823	20,632,707
PAM Transportation Services Inc.(a)	673	41,524
Patriot Transportation Holding Inc.	681	7,498
Ryder System Inc.	46,457	3,514,472
Saia Inc.(a)	23,010	5,305,646
Schneider National Inc., Class B	39,708	991,509
Uber Technologies Inc.(a)	1,290,383	70,338,777
Union Pacific Corp.	588,750	129,766,387
Universal Logistics Holdings Inc.	7,700	202,587
USA Truck Inc.(a)(b)	7,771	148,504
Werner Enterprises Inc.	50,858	2,398,972
Yellow Corp.(a)	30,697	269,827

		428,368,458

Semiconductors & Semiconductor Equipment — 5.1%
ACM Research Inc., Class A(a)(b)	8,492	686,069
Advanced Energy Industries Inc.	31,978	3,491,038
Advanced Micro Devices Inc.(a)	1,067,530	83,801,105
Aehr Test Systems(a)(b)	14,909	37,571
Allegro MicroSystems Inc.(a)	40,142	1,017,600
Alpha & Omega Semiconductor Ltd.(a)	23,954	783,296
Ambarella Inc.(a)(b)	28,397	2,850,775
Amkor Technology Inc.	92,473	2,192,535

90	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Amtech Systems Inc.(a)	8,046	$95,104
Analog Devices Inc.	325,548	50,485,984
Applied Materials Inc.	802,674	107,237,246
Atomera Inc.(a)(b)	11,314	277,193
Axcelis Technologies Inc.(a)	23,795	977,737
AXT Inc.(a)(b)	31,373	365,809
Broadcom Inc.	358,817	166,369,090
Brooks Automation Inc.	62,901	5,135,867
CEVA Inc.(a)	16,045	900,927
Cirrus Logic Inc.(a)	54,732	4,640,726
CMC Materials Inc.	25,468	4,502,488
Cohu Inc.	36,431	1,524,273
Cree Inc.(a)	100,574	10,875,067
CVD Equipment Corp.(a)	7,154	31,120
CyberOptics Corp.(a)	7,585	196,982
Diodes Inc.(a)	41,390	3,304,578
DSP Group Inc.(a)	31,597	450,257
eMagin Corp.(a)(b)	16,615	62,140
Enphase Energy Inc.(a)	111,685	18,110,840
Entegris Inc.	119,176	13,323,877
First Solar Inc.(a)(b)	77,254	6,744,274
FormFactor Inc.(a)	62,830	2,834,261
GSI Technology Inc.(a)	15,909	106,431
Ichor Holdings Ltd.(a)	31,748	1,708,042
Impinj Inc.(a)(b)	24,843	1,412,821
Inphi Corp.(a)	45,450	8,108,734
Intel Corp.	3,571,174	228,555,136
inTEST Corp.(a)	7,683	90,736
KLA Corp.	135,764	44,856,426
Kopin Corp.(a)(b)	54,571	572,450
Kulicke & Soffa Industries Inc.	48,038	2,359,146
Lam Research Corp.	125,433	74,662,739
Lattice Semiconductor Corp.(a)	128,578	5,788,582
MACOM Technology Solutions Holdings Inc.(a)	46,240	2,682,845
Marvell Technology Group Ltd.	592,215	29,006,691
Maxim Integrated Products Inc.	236,873	21,643,086
MaxLinear Inc.(a)	61,905	2,109,722
Microchip Technology Inc.	236,668	36,735,607
Micron Technology Inc.(a)	984,429	86,836,482
MKS Instruments Inc.	46,569	8,634,824
Monolithic Power Systems Inc.	36,998	13,068,064
MoSys Inc.(a)	293	1,131
NeoPhotonics Corp.(a)	23,713	283,370
NVE Corp.	7,013	491,611
NVIDIA Corp.	543,358	290,115,137
NXP Semiconductors NV(b)	242,231	48,770,790
ON Semiconductor Corp.(a)(b)	360,403	14,996,369
Onto Innovation Inc.(a)	42,106	2,766,785
PDF Solutions Inc.(a)	23,478	417,439
Photronics Inc.(a)	52,791	678,892
Pixelworks Inc.(a)	23,472	77,692
Power Integrations Inc.	51,911	4,229,708
Qorvo Inc.(a)(b)	100,702	18,398,255
QUALCOMM Inc.	999,042	132,462,979
QuickLogic Corp.(a)(b)	3,444	23,832
Rambus Inc.(a)	99,211	1,928,662
Rubicon Technology Inc.(a)	842	8,689
Semtech Corp.(a)	55,181	3,807,489
Silicon Laboratories Inc.(a)(b)	38,680	5,456,588
SiTime Corp.(a)	11,583	1,142,084

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Skyworks Solutions Inc.	144,124	$26,443,872
SMART Global Holdings Inc.(a)(b)	13,936	641,335
SolarEdge Technologies Inc.(a)	46,105	13,252,421
SunPower Corp.(a)(b)	62,023	2,074,669
Synaptics Inc.(a)(b)	31,597	4,278,866
Teradyne Inc.	145,037	17,648,102
Texas Instruments Inc.	794,071	150,071,478
Trio-Tech International(a)	311	1,396
Ultra Clean Holdings Inc.(a)	30,804	1,787,864
Universal Display Corp.	38,756	9,176,258
Veeco Instruments Inc.(a)	39,522	819,686
Xilinx Inc.	218,342	27,052,574

		1,841,550,416

Software — 8.8%
2U Inc.(a)(b)	70,675	2,701,905
8x8 Inc.(a)	102,263	3,317,412
A10 Networks Inc.(a)	31,876	306,328
ACI Worldwide Inc.(a)	101,876	3,876,382
Adobe Inc.(a)	418,830	199,099,217
Agilysys Inc.(a)	15,141	726,162
Alarm.com Holdings Inc.(a)	40,629	3,509,533
Altair Engineering Inc., Class A(a)(b)	45,192	2,827,663
Alteryx Inc., Class A(a)(b)	55,082	4,569,603
American Software Inc./GA, Class A	23,502	486,491
Anaplan Inc.(a)	121,706	6,553,868
ANSYS Inc.(a)	76,155	25,859,192
Appfolio Inc., Class A(a)	16,785	2,373,567
Appian Corp.(a)(b)	34,301	4,560,318
Aquamed Technologies Inc.	1,090	0	(d)
Asana Inc., Class A(a)	22,040	629,903
Aspen Technology Inc.(a)	61,961	8,942,831
Asure Software Inc.(a)	6,320	48,285
AudioEye Inc.(a)(b)	2,856	79,797
Autodesk Inc.(a)	194,017	53,771,812
Avalara Inc.(a)(b)	73,792	9,846,067
Avaya Holdings Corp.(a)(b)	58,714	1,645,753
Aware Inc./MA(a)	15,809	57,703
Benefitfocus Inc.(a)(b)	22,023	304,138
Bill.Com Holdings Inc.(a)(b)	52,590	7,651,845
Blackbaud Inc.	41,236	2,931,055
Blackline Inc.(a)(b)	42,645	4,622,718
BM Technologies Inc.	3,111	33,434
Bottomline Technologies DE Inc.(a)	36,536	1,653,254
Box Inc., Class A(a)	135,882	3,119,851
BSQUARE Corp.(a)	8,201	28,047
BTRS Holdings Inc.(a)(b)	52,435	758,734
C3.ai Inc., Class A(a)(b)	14,560	959,650
Cadence Design Systems Inc.(a)	243,968	33,421,176
CDK Global Inc.	108,877	5,885,891
Cerence Inc.(a)	32,352	2,898,092
Ceridian HCM Holding Inc.(a)	115,474	9,730,994
ChannelAdvisor Corp.(a)(b)	22,824	537,505
Citrix Systems Inc.	109,687	15,395,667
Cloudera Inc.(a)	162,594	1,978,769
Cloudflare Inc., Class A(a)	165,005	11,593,251
CommVault Systems Inc.(a)	46,055	2,970,547
Cornerstone OnDemand Inc.(a)(b)	62,931	2,742,533
Coupa Software Inc.(a)(b)	63,438	16,143,702
Crowdstrike Holdings Inc., Class A(a)	165,749	30,250,850
Datadog Inc., Class A(a)(b)	181,128	15,095,208

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Datto Holding Corp.(a)	24,787	$567,870
Digimarc Corp.(a)(b)	9,714	288,117
Digital Turbine Inc.(a)	65,084	5,230,150
DocuSign Inc.(a)	162,340	32,865,733
Domo Inc., Class B(a)	26,004	1,463,765
Dropbox Inc., Class A(a)(b)	260,356	6,941,091
Duck Creek Technologies Inc.(a)(b)	37,341	1,685,573
Dynatrace Inc.(a)	164,016	7,912,132
E2open Parent Holdings Inc.(a)(b)	110,150	1,097,094
Ebix Inc.	23,452	751,168
eGain Corp.(a)(b)	15,773	149,686
Elastic NV(a)(b)	53,175	5,913,060
Envestnet Inc.(a)(b)	47,475	3,429,119
Everbridge Inc.(a)(b)	31,443	3,810,263
Evolving Systems Inc.(a)	7,991	21,815
Fair Isaac Corp.(a)	25,792	12,536,202
FireEye Inc.(a)	215,926	4,225,672
Five9 Inc.(a)	53,347	8,339,737
Fortinet Inc.(a)(b)	120,262	22,178,718
fuboTV Inc.(a)(b)	44,204	977,792
GSE Systems Inc.(a)(b)	8,592	14,606
GTY Technology Holdings Inc.(a)(b)	14,494	92,617
Guidewire Software Inc.(a)(b)	74,216	7,542,572
HubSpot Inc.(a)(b)	38,950	17,691,479
Intelligent Systems Corp.(a)(b)	7,043	288,129
InterDigital Inc.	31,067	1,971,201
Intrusion Inc.(a)(b)	28,327	662,002
Intuit Inc.	237,774	91,081,708
Inuvo Inc.(a)(b)	16,711	17,045
Issuer Direct Corp.(a)(b)	318	6,974
j2 Global Inc.(a)	34,323	4,113,955
Jamf Holding Corp.(a)(b)	18,333	647,522
Kaspien Holdings Inc.(a)	364	8,612
LivePerson Inc.(a)	62,565	3,299,678
Manhattan Associates Inc.(a)	56,861	6,674,344
Marin Software Inc.(a)	1,625	2,892
McAfee Corp., Class A	43,826	996,603
Medallia Inc.(a)	69,067	1,926,279
Microsoft Corp.	6,609,226	1,558,257,214
MicroStrategy Inc., Class A(a)(b)	6,442	4,372,830
Mimecast Ltd.(a)	50,764	2,041,220
Mitek Systems Inc.(a)(b)	57,257	834,807
Model N Inc.(a)(b)	19,287	679,481
Net Element Inc.(a)	51	557
NetSol Technologies Inc.(a)(b)	7,979	31,357
New Relic Inc.(a)	49,029	3,014,303
NortonLifeLock Inc.	524,782	11,156,865
Nuance Communications Inc.(a)(b)	257,540	11,239,046
Nutanix Inc., Class A(a)	163,855	4,351,989
NXT-ID Inc.(a)	250	353
Oblong Inc.(a)(b)	1,121	5,583
ON24 Inc.(a)	13,680	663,617
OneSpan Inc.(a)	23,902	585,599
Oracle Corp.	1,603,970	112,550,575
Pagerduty Inc.(a)(b)	48,745	1,961,011
Palantir Technologies Inc., Class A(a)(b)	384,984	8,966,277
Palo Alto Networks Inc.(a)(b)	85,615	27,573,167
Park City Group Inc.(a)(b)	14,892	90,990
Paycom Software Inc.(a)	42,764	15,825,246
Paylocity Holding Corp.(a)	34,258	6,160,616

Security	Shares	Value

Software (continued)
Pegasystems Inc.(b)	37,270	$4,261,452
Phunware Inc.(a)	21,600	35,640
Ping Identity Holding Corp.(a)(b)	26,750	586,627
Pluralsight Inc., Class A(a)	80,682	1,802,436
Progress Software Corp.	40,218	1,772,005
Proofpoint Inc.(a)(b)	52,250	6,572,527
PROS Holdings Inc.(a)	30,889	1,312,782
PTC Inc.(a)	94,941	13,068,629
Q2 Holdings Inc.(a)	45,193	4,528,339
QAD Inc., Class A	7,894	525,583
QAD Inc., Class B	244	10,553
Qualtrics International Inc.(a)	45,180	1,486,874
Qualys Inc.(a)	31,382	3,288,206
Qumu Corp.(a)	8,523	57,615
Rapid7 Inc.(a)	47,368	3,534,126
RealNetworks Inc.(a)	23,091	98,137
RealPage Inc.(a)(b)	77,490	6,757,128
Rimini Street Inc.(a)(b)	13,557	121,606
RingCentral Inc., Class A(a)	71,529	21,307,059
Riot Blockchain Inc.(a)(b)	58,515	3,117,094
SailPoint Technologies Holdings Inc.(a)	81,628	4,133,642
salesforce.com Inc.(a)(b)	806,614	170,897,308
Seachange International Inc.(a)	28,104	43,561
SecureWorks Corp., Class A(a)(b)	8,027	107,401
ServiceNow Inc.(a)	172,364	86,200,960
SharpSpring Inc.(a)(b)	7,200	115,200
ShotSpotter Inc.(a)(b)	6,854	240,370
Slack Technologies Inc., Class A(a)	449,861	18,277,852
Smartsheet Inc., Class A(a)(b)	101,796	6,506,800
Smith Micro Software Inc.(a)	8,612	47,409
SolarWinds Corp.(a)	57,839	1,008,712
Splunk Inc.(a)	143,427	19,431,490
Sprout Social Inc., Class A(a)	20,091	1,160,456
SPS Commerce Inc.(a)	31,352	3,113,567
SS&C Technologies Holdings Inc.	194,503	13,589,925
Sumo Logic Inc.(a)	25,340	477,912
Support.com Inc.(a)	5,669	26,021
SVMK Inc.(a)	105,855	1,939,264
Synchronoss Technologies Inc.(a)	55,070	196,600
Synopsys Inc.(a)	132,447	32,817,718
Telos Corp.(a)	20,315	770,345
Tenable Holdings Inc.(a)	58,117	2,102,964
Teradata Corp.(a)	103,501	3,988,929
Trade Desk Inc. (The), Class A(a)	37,895	24,694,656
Tyler Technologies Inc.(a)	36,477	15,485,581
Upland Software Inc.(a)	18,120	855,083
Varonis Systems Inc.(a)	84,542	4,340,386
Verb Technology Co. Inc.(a)(b)	16,527	23,138
Verint Systems Inc.(a)(b)	55,914	2,543,528
Veritone Inc.(a)(b)	17,005	407,780
Vertex Inc., Class A(a)(b)	26,112	573,942
Viant Technology Inc., Class A(a)	15,235	805,779
VirnetX Holding Corp.(b)	44,214	246,272
VMware Inc., Class A(a)(b)	70,337	10,582,202
Workday Inc., Class A(a)	161,733	40,179,329
Workiva Inc.(a)	34,193	3,017,874
Xperi Holding Corp.	93,166	2,028,224
Yext Inc.(a)(b)	67,851	982,482
Zendesk Inc.(a)(b)	105,271	13,961,040
Zix Corp.(a)(b)	47,331	357,349

92	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Zoom Video Communications Inc., Class A(a)	179,578	$57,696,616
Zscaler Inc.(a)	67,577	11,600,944
Zuora Inc., Class A(a)	115,062	1,702,918

		3,167,806,328

Specialty Retail — 2.4%
Aaron’s Co. Inc. (The)	30,098	772,917
Abercrombie & Fitch Co., Class A	53,298	1,828,654
Academy Sports & Outdoors Inc.(a)(b)	28,492	768,999
Advance Auto Parts Inc.	55,818	10,242,045
American Eagle Outfitters Inc.	143,282	4,189,566
America’s Car-Mart Inc./TX(a)	3,297	502,364
Asbury Automotive Group Inc.(a)(b)	15,942	3,132,603
At Home Group Inc.(a)	39,264	1,126,877
AutoNation Inc.(a)(b)	46,000	4,288,120
AutoZone Inc.(a)	19,492	27,372,616
Barnes & Noble Education Inc.(a)	32,988	268,522
Bed Bath & Beyond Inc.	114,032	3,324,033
Best Buy Co. Inc.	201,514	23,135,822
Big 5 Sporting Goods Corp.	14,057	220,695
Blink Charging Co.(a)(b)	31,574	1,297,691
Boot Barn Holdings Inc.(a)	21,001	1,308,572
Buckle Inc. (The)	22,197	871,898
Build-A-Bear Workshop Inc.(a)(b)	31,505	217,385
Burlington Stores Inc.(a)(b)	59,416	17,753,501
Caleres Inc.	40,411	880,960
Camping World Holdings Inc., Class A	34,629	1,259,803
CarLotz Inc.(a)(b)	88,653	632,096
CarMax Inc.(a)	142,616	18,919,439
Carvana Co.(a)(b)	55,079	14,452,730
Cato Corp. (The), Class A	31,828	381,936
Chico’s FAS Inc.	115,947	383,785
Children’s Place Inc. (The)(a)	16,080	1,120,776
Citi Trends Inc.	7,263	608,494
Conn’s Inc.(a)	23,453	456,161
Container Store Group Inc. (The)(a)	15,686	261,015
Designer Brands Inc. , Class A	60,641	1,055,153
Dick’s Sporting Goods Inc.	53,244	4,054,531
Express Inc.(a)(b)	41,241	165,789
Five Below Inc.(a)	47,975	9,153,150
Floor & Decor Holdings Inc., Class A(a)	92,281	8,810,990
Foot Locker Inc.	96,927	5,452,144
GameStop Corp., Class A(a)(b)	48,138	9,137,555
Gap Inc. (The)(a)	190,436	5,671,184
Genesco Inc.(a)(b)	17,668	839,230
Group 1 Automotive Inc.	16,379	2,584,442
GrowGeneration Corp.(a)	36,915	1,834,306
Guess? Inc.	41,661	979,034
Haverty Furniture Companies Inc.	16,003	595,152
Hibbett Sports Inc.(a)	19,383	1,335,295
Home Depot Inc. (The)	939,793	286,871,813
J Jill Inc.(a)(b)	2,727	26,588
Kirkland’s Inc.(a)(b)	15,106	424,479
L Brands Inc.	207,487	12,835,146
Lazydays Holdings Inc.(a)(b)	3,257	58,007
Leslie’s Inc.(a)	60,760	1,488,012
Lithia Motors Inc., Class A(b)	23,500	9,167,115
Lowe’s Companies Inc.	640,985	121,902,527
Lumber Liquidators Holdings Inc.(a)	23,590	592,581
MarineMax Inc.(a)(b)	17,173	847,659
Michaels Companies Inc. (The)(a)	72,968	1,600,918

Security	Shares	Value

Specialty Retail (continued)
Monro Inc.	30,713	$2,020,915
Murphy USA Inc.	24,309	3,514,109
National Vision Holdings Inc.(a)(b)	70,693	3,098,474
ODP Corp. (The)	46,850	2,028,136
OneWater Marine Inc., Class A(a)(b)	17,133	684,635
O’Reilly Automotive Inc.(a)	61,711	31,302,905
Party City Holdco Inc.(a)(b)	55,739	323,286
Penske Automotive Group Inc.	32,203	2,583,969
Petco Health & Wellness Co. Inc.(a)(b)	43,789	970,364
Recycling Asset Holdings Inc.(a)(b)(c)	7,042	246
Rent-A-Center Inc./TX	46,696	2,692,491
RH(a)	15,175	9,053,405
Ross Stores Inc.	311,822	37,390,576
Sally Beauty Holdings Inc.(a)(b)	82,571	1,662,154
Shift Technologies Inc.(a)(b)	81,572	678,679
Shoe Carnival Inc.	7,604	470,536
Signet Jewelers Ltd.(a)	46,291	2,683,952
Sleep Number Corp.(a)	20,927	3,002,815
Sonic Automotive Inc., Class A	23,883	1,183,880
Sportsman’s Warehouse Holdings Inc.(a)	24,088	415,277
Tilly’s Inc., Class A(a)	14,677	166,144
TJX Companies Inc. (The)	1,054,101	69,728,781
Tractor Supply Co.	101,171	17,915,361
TravelCenters of America Inc.(a)(b)	26,254	712,271
Ulta Beauty Inc.(a)	49,619	15,340,706
Urban Outfitters Inc.(a)(b)	53,574	1,992,417
Vroom Inc.(a)(b)	30,120	1,174,379
Williams-Sonoma Inc.	69,765	12,501,888
Winmark Corp.	3,469	646,726
Xcel Brands Inc.(a)	315	627
Zumiez Inc.(a)	24,085	1,033,246

		856,436,225

Technology Hardware, Storage & Peripherals — 5.1%
3D Systems Corp.(a)	107,997	2,963,438
Apple Inc.	13,814,633	1,687,457,421
AstroNova Inc.	7,115	95,341
Avid Technology Inc.(a)	24,358	514,197
Corsair Gaming Inc.(a)(b)	18,471	614,900
Dell Technologies Inc., Class C(a)	207,815	18,318,892
Diebold Nixdorf Inc.(a)(b)	71,552	1,011,030
Eastman Kodak Co.(a)(b)	31,740	249,794
Hewlett Packard Enterprise Co.	1,163,500	18,313,490
HP Inc.	1,100,918	34,954,146
Immersion Corp.(a)(b)	23,787	227,879
Intevac Inc.(a)	16,510	118,047
NCR Corp.(a)	117,281	4,450,814
NetApp Inc.	198,444	14,420,925
One Stop Systems Inc.(a)(b)	8,805	55,824
Pure Storage Inc., Class A(a)(b)	218,743	4,711,724
Quantum Corp.(a)	76,896	640,544
Seagate Technology PLC	176,547	13,549,982
Super Micro Computer Inc.(a)	35,663	1,392,997
TransAct Technologies Inc.(a)	7,753	84,275
Western Digital Corp.	266,421	17,783,602
Xerox Holdings Corp.	141,131	3,425,249

		1,825,354,511

Textiles, Apparel & Luxury Goods — 0.8%
Capri Holdings Ltd.(a)	132,664	6,765,864
Carter’s Inc.	42,362	3,767,253

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Charles & Colvard Ltd.(a)(b)	23,530	$69,649
Columbia Sportswear Co.	24,428	2,580,330
Crocs Inc.(a)	54,122	4,354,115
Crown Crafts Inc.	7,920	61,222
Culp Inc.	13	200
Deckers Outdoor Corp.(a)	24,527	8,104,211
Delta Apparel Inc.(a)	7,297	197,968
Forward Industries Inc.(a)	8,531	24,313
Fossil Group Inc.(a)	49,412	612,709
G-III Apparel Group Ltd.(a)(b)	32,205	970,659
Hanesbrands Inc.	316,448	6,224,532
Iconix Brand Group Inc.(a)	5,499	11,053
Jerash Holdings U.S. Inc.	1,955	12,258
Kontoor Brands Inc.	40,442	1,962,650
Lakeland Industries Inc.(a)	7,266	202,431
Levi Strauss & Co., Class A	70,298	1,680,825
Lululemon Athletica Inc.(a)	104,903	32,174,799
Movado Group Inc.	9,189	261,427
Nike Inc., Class B	1,103,523	146,647,171
Oxford Industries Inc.	15,136	1,323,189
PVH Corp.	65,211	6,892,803
Ralph Lauren Corp.	40,692	5,011,627
Rocky Brands Inc.	7,671	414,694
Sequential Brands Group Inc.(a)	547	12,515
Skechers U.S.A. Inc., Class A(a)(b)	120,177	5,012,583
Steven Madden Ltd.	71,064	2,647,845
Superior Group of Companies Inc.	7,730	196,496
Tapestry Inc.	238,091	9,811,730
Under Armour Inc., Class A(a)(b)	165,897	3,676,277
Under Armour Inc., Class C, NVS(a)	171,264	3,161,533
Unifi Inc.(a)	15,007	413,593
Vera Bradley Inc.(a)	16,080	162,408
VF Corp.	282,289	22,560,537
Vince Holding Corp.(a)	896	10,053
Wolverine World Wide Inc.	72,519	2,778,928

		280,772,450

Thrifts & Mortgage Finance — 0.1%
1895 Bancorp of Wisconsin Inc.(a)	1,607	22,546
Axos Financial Inc.(a)	43,402	2,040,328
Broadway Financial Corp./DE(a)	7,098	17,674
Capitol Federal Financial Inc.	131,969	1,747,929
CBM Bancorp Inc.	3,321	46,560
CF Bankshares Inc.(b)	1,726	34,451
Columbia Financial Inc.(a)(b)	45,321	792,211
Elmira Savings Bank	668	9,018
ESSA Bancorp. Inc.	7,908	126,528
Essent Group Ltd.	91,633	4,351,651
Federal Agricultural Mortgage Corp., Class C, NVS	7,921	797,803
FFBW Inc.(a)	2,417	27,191
First Seacoast Bancorp.(a)	2,148	21,287
Flagstar Bancorp. Inc.	41,817	1,885,947
FS Bancorp. Inc.	807	54,230
Greene County Bancorp. Inc.	636	15,906
Guaranty Federal Bancshares Inc.	825	15,964
Hingham Institution For Savings (The)	401	113,788
HMN Financial Inc.(a)	848	17,053
Home Bancorp. Inc.	7,128	256,964
Home Federal Bancorp. Inc./LA	253	7,843
HomeStreet Inc.	12,074	532,101
HV Bancorp Inc.(a)(b)	1,371	26,214

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
IF Bancorp. Inc.	697	$14,999
Impac Mortgage Holdings Inc.(a)	7,695	15,467
Income Opportunity Realty Investors Inc.(a)	108	1,203
Kearny Financial Corp./MD	70,660	853,573
Kentucky First Federal Bancorp.	844	5,697
Lake Shore Bancorp. Inc.	652	9,773
Magyar Bancorp. Inc.(a)	714	9,846
Meridian Bancorp. Inc.	40,193	740,355
Meta Financial Group Inc.	29,064	1,316,890
MGIC Investment Corp.	259,189	3,589,768
Mid-Southern Bancorp Inc.(b)	2,439	37,073
MMA Capital Holdings Inc.(a)(b)	15,266	348,217
Mr Cooper Group Inc.(a)	68,072	2,366,183
New York Community Bancorp. Inc.	428,132	5,403,026
NMI Holdings Inc., Class A(a)	69,204	1,635,983
Northfield Bancorp. Inc.	30,567	486,627
Northwest Bancshares Inc.	93,733	1,354,442
Oconee Federal Financial Corp.	212	5,529
Ocwen Financial Corp.(a)	6,820	193,893
PCSB Financial Corp.	24,833	412,476
PennyMac Financial Services Inc.	37,792	2,527,151
Premier Financial Corp.	30,817	1,024,973
Provident Bancorp. Inc.	16,077	231,509
Provident Financial Holdings Inc.	7,280	123,032
Provident Financial Services Inc.	59,907	1,334,728
Prudential Bancorp. Inc.	7,731	114,110
Radian Group Inc.	148,785	3,459,251
Rhinebeck Bancorp Inc.(a)	3,407	35,433
Riverview Bancorp. Inc.	16,653	115,405
Rocket Companies Inc., Class A	89,772	2,072,836
Security National Financial Corp., Class A(a)	9,908	92,640
Severn Bancorp. Inc.	7,791	94,271
Southern Missouri Bancorp. Inc.	7,120	280,670
Standard AVB Financial Corp.	2,225	72,646
Sterling Bancorp Inc./MI	52,730	298,452
Territorial Bancorp. Inc.	14,798	391,555
TFS Financial Corp.	55,415	1,128,804
Timberland Bancorp. Inc./WA	7,262	201,956
TrustCo Bank Corp. NY	50,748	374,013
UWM Holdings Corp.	80,425	637,770
Walker & Dunlop Inc.	23,379	2,401,958
Washington Federal Inc.	69,470	2,139,676
Waterstone Financial Inc.	23,445	478,747
Western New England Bancorp. Inc.	23,050	194,312
WSFS Financial Corp.	47,861	2,382,999
WVS Financial Corp.	222	3,508

		53,974,612

Tobacco — 0.6%
22nd Century Group Inc.(a)(b)	88,069	289,747
Altria Group Inc.	1,602,577	81,987,840
Philip Morris International Inc.	1,362,424	120,901,506
Turning Point Brands Inc.	10,925	569,957
Universal Corp./VA	22,184	1,308,634
Vector Group Ltd.	108,378	1,511,873

		206,569,557

Trading Companies & Distributors — 0.3%
Air Lease Corp.	94,125	4,612,125
Applied Industrial Technologies Inc.	31,470	2,869,120
Beacon Roofing Supply Inc.(a)	55,798	2,919,351

94	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
BlueLinx Holdings Inc.(a)(b)	7,584	$297,217
Boise Cascade Co.	31,761	1,900,261
CAI International Inc.	15,593	709,793
DXP Enterprises Inc./TX(a)	8,656	261,151
EVI Industries Inc.(a)	6,985	200,958
Fastenal Co.	501,856	25,233,320
GATX Corp.	31,665	2,936,612
General Finance Corp.(a)	8,725	106,009
GMS Inc.(a)	39,413	1,645,493
H&E Equipment Services Inc.	24,436	928,568
Herc Holdings Inc.(a)	18,638	1,888,589
Houston Wire & Cable Co.(a)(b)	15,740	82,163
Hudson Technologies Inc.(a)	23,834	38,373
Huttig Building Products Inc.(a)(b)	15,502	56,737
India Globalization Capital Inc.(a)(b)	30,590	54,756
Lawson Products Inc./DE(a)	7,173	371,992
McGrath RentCorp.	24,185	1,950,520
MRC Global Inc.(a)(b)	86,574	781,763
MSC Industrial Direct Co. Inc., Class A	39,830	3,592,268
NOW Inc.(a)	94,044	948,904
Rush Enterprises Inc., Class A	35,014	1,744,748
Rush Enterprises Inc., Class B	12,207	550,414
SiteOne Landscape Supply Inc.(a)(b)	39,721	6,781,964
Systemax Inc.	8,124	334,059
Titan Machinery Inc.(a)	15,608	398,004
Transcat Inc.(a)(b)	7,621	374,039
Triton International Ltd.	54,385	2,990,631
United Rentals Inc.(a)	64,542	21,254,326
Univar Solutions Inc.(a)	156,270	3,366,056
Veritiv Corp.(a)	7,736	329,089
Watsco Inc.	29,176	7,607,642
WESCO International Inc.(a)(b)	41,708	3,608,993
Willis Lease Finance Corp.(a)	7,125	309,652
WW Grainger Inc.	38,069	15,263,004

		119,298,664

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	68,917	2,192,250

Water Utilities — 0.1%
American States Water Co.	31,978	2,418,176
American Water Works Co. Inc.	161,988	24,285,241
Artesian Resources Corp., Class A, NVS	7,683	302,557
Cadiz Inc.(a)(b)	15,695	150,515
California Water Service Group	45,164	2,544,540
Essential Utilities Inc.	201,916	9,035,741
Middlesex Water Co.	15,615	1,233,897
Pure Cycle Corp.(a)	15,559	208,802
SJW Group	23,749	1,495,949
York Water Co. (The)	8,675	424,815

		42,100,233

Security	Shares	Value

Wireless Telecommunication Services — 0.2%
Boingo Wireless Inc.(a)	46,259	$650,864
Gogo Inc.(a)(b)	39,661	383,125
Shenandoah Telecommunications Co.	38,425	1,875,524
Spok Holdings Inc.	14,676	153,951
Telephone and Data Systems Inc.	92,545	2,124,833
T-Mobile U.S. Inc.(a)(b)	509,094	63,784,388
U.S. Cellular Corp.(a)	9,329	340,322

		69,313,007

Total Common Stocks — 99.9% (Cost: $25,304,496,338)		36,010,886,240

Rights

Biotechnology — 0.0%
Salarius Pharmaceuticals Inc., (Expires 01/18/25)(a)	19,965	0	(d)

Energy Equipment & Services — 0.0%
ION Geophysical Corp., (Expires 04/08/21)(a)(b)	7,848	0	(d)

Total Rights — 0.0% (Cost: $0)		0	(d)

Short-Term Investments

Money Market Funds — 1.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(e)(g)(h)	669,263,417	669,664,975
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(g)	31,500,000	31,500,000

		701,164,975

Total Short-Term Investments — 1.9% (Cost: $700,725,497)		701,164,975

Total Investments in Securities — 101.8% (Cost: $26,005,221,835)		36,712,051,215

Other Assets, Less Liabilities — (1.8)%		(646,574,933)

Net Assets — 100.0%		$36,065,476,282

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Rounds to less than $1.
(e)	Affiliate of the Fund.
(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$928,001,859	$—	$(258,984,564	)(a)	$70,349	$577,331	$669,664,975	669,263,417	$5,879,054	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	38,418,000	—	(6,918,000	)(a)	—	—	31,500,000	31,500,000	55,014		—
BlackRock Inc.	43,583,429	27,815,342	(14,004,695)		2,308,665	33,728,736	93,431,477	123,921	1,852,123		—
PennyMac Financial Services Inc.(c)	—	1,726,379	(80,315)		20,854	—	N/A	N/A	17,654		—
PennyMac Mortgage Investment Trust(c)	793,675	167,030	(99,202)		3,959	701,009	N/A	N/A	110,578		—

					$2,403,827	$35,007,076	$794,596,452		$7,914,423		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer an affiliate.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	224	06/18/21	$44,435	$463,549
S&P MidCap 400 E-Mini Index	20	06/18/21	5,210	(21,545)

				$442,004

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$463,549

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$21,545

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$26,509,969

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,412,711

96	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P Total U.S. Stock Market ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$52,936,304

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2		Level 3	Total
Investments
Assets
Common Stocks	$36,010,464,749	$53,342		$368,149	$36,010,886,240
Rights	—	0	(a)	—	0	(a)
Money Market Funds	701,164,975	—		—	701,164,975

	$36,711,629,724	$53,342		$368,149	$36,712,051,215

Derivative financial instruments(b)
Assets
Futures Contracts	$463,549	$—		$—	$463,549
Liabilities
Futures Contracts	(21,545)	—		—	(21,545)

	$442,004	$—		$—	$442,004

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments March 31, 2021	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.6%
Axon Enterprise Inc.(a)	36,454	$5,191,779
Curtiss-Wright Corp.	8,801	1,043,799
L3Harris Technologies Inc.	67,202	13,620,501
Lockheed Martin Corp.	65,026	24,027,107
Mercury Systems Inc.(a)	32,699	2,310,184
Teledyne Technologies Inc.(a)	10,397	4,300,719
TransDigm Group Inc.(a)	18,748	11,022,324

		61,516,413

Air Freight & Logistics — 0.8%
Expeditors International of Washington Inc.	63,151	6,800,731
FedEx Corp.	89,496	25,420,444
United Parcel Service Inc., Class B	288,177	48,987,208
XPO Logistics Inc.(a)	30,476	3,757,691

		84,966,074

Auto Components — 0.2%
Aptiv PLC	103,809	14,315,261
Fox Factory Holding Corp.(a)	24,035	3,053,887
Gentex Corp.	81,575	2,909,780
Visteon Corp.(a)	7,684	937,064

		21,215,992

Automobiles — 2.8%
Tesla Inc.(a)	439,651	293,656,092

Banks — 0.3%
Commerce Bancshares Inc.	29,009	2,222,379
First Financial Bankshares Inc.	52,167	2,437,764
First Republic Bank/CA	53,513	8,923,293
Glacier Bancorp. Inc.	27,297	1,558,113
PacWest Bancorp.	18,770	716,075
Signature Bank/New York NY	11,440	2,586,584
SVB Financial Group(a)	30,960	15,283,714
Umpqua Holdings Corp.	54,312	953,176

		34,681,098

Beverages — 1.1%
Boston Beer Co. Inc. (The), Class A, NVS(a)	5,260	6,345,033
Brown-Forman Corp., Class B, NVS	52,348	3,610,441
Coca-Cola Co. (The)	776,422	40,925,204
Monster Beverage Corp.(a)	212,036	19,314,359
PepsiCo Inc.	331,618	46,907,366

		117,102,403

Biotechnology — 2.3%
AbbVie Inc.	748,199	80,970,096
Alexion Pharmaceuticals Inc.(a)	91,653	14,014,660
Amgen Inc.	165,180	41,098,436
Arrowhead Pharmaceuticals Inc.(a)	58,937	3,908,113
Biogen Inc.(a)	46,302	12,952,985
Emergent BioSolutions Inc.(a)	25,860	2,402,653
Exelixis Inc.(a)	178,026	4,021,607
Halozyme Therapeutics Inc.(a)	72,891	3,038,826
Incyte Corp.(a)	67,300	5,469,471
Ligand Pharmaceuticals Inc.(a)	4,803	732,217
Neurocrine Biosciences Inc.(a)	53,761	5,228,257
Regeneron Pharmaceuticals Inc.(a)	60,379	28,567,720
United Therapeutics Corp.(a)	10,690	1,788,116
Vertex Pharmaceuticals Inc.(a)	148,751	31,965,102

		236,158,259

Security	Shares	Value

Building Products — 0.5%
Allegion PLC	22,159	$2,783,614
Builders FirstSource Inc.(a)	57,558	2,668,964
Carrier Global Corp.	299,158	12,630,451
Fortune Brands Home & Security Inc.	45,422	4,352,336
Lennox International Inc.	11,457	3,569,887
Masco Corp.	64,234	3,847,617
Simpson Manufacturing Co. Inc.	24,473	2,538,584
Trane Technologies PLC	62,757	10,390,049
Trex Co. Inc.(a)(b)	66,427	6,080,727

		48,862,229

Capital Markets — 1.9%
BlackRock Inc.(c)	56,832	42,849,055
Cboe Global Markets Inc.	31,600	3,118,604
Evercore Inc., Class A	15,212	2,004,029
FactSet Research Systems Inc.	21,825	6,734,977
Federated Hermes Inc.	22,185	694,390
Interactive Brokers Group Inc., Class A	46,358	3,385,988
Intercontinental Exchange Inc.	173,951	19,426,848
MarketAxess Holdings Inc.	21,808	10,858,639
Moody’s Corp.	66,328	19,806,204
MSCI Inc.	47,309	19,835,717
Nasdaq Inc.	42,802	6,311,583
S&P Global Inc.	137,732	48,601,491
SEI Investments Co.	35,127	2,140,288
Stifel Financial Corp.	24,810	1,589,329
T Rowe Price Group Inc.	78,546	13,478,494

		200,835,636

Chemicals — 1.4%
Air Products & Chemicals Inc.	58,355	16,417,596
Albemarle Corp.	66,886	9,772,713
Ashland Global Holdings Inc.	11,256	999,195
Chemours Co. (The)	42,497	1,186,091
Dow Inc.	208,573	13,336,158
Ecolab Inc.	65,571	14,036,784
FMC Corp.	74,469	8,237,016
Ingevity Corp.(a)	11,608	876,752
Linde PLC	173,630	48,640,708
NewMarket Corp.	1,578	599,893
RPM International Inc.	46,228	4,246,042
Scotts Miracle-Gro Co. (The)	23,465	5,748,221
Sensient Technologies Corp.	11,669	910,182
Sherwin-Williams Co. (The)	31,907	23,547,685
Valvoline Inc.	63,763	1,662,301

		150,217,337

Commercial Services & Supplies — 0.5%
Brink’s Co. (The)	10,760	852,515
Cintas Corp.	33,306	11,367,671
Clean Harbors Inc.(a)	11,370	955,762
Copart Inc.(a)	119,215	12,947,941
IAA Inc.(a)	77,180	4,255,705
MSA Safety Inc.	20,787	3,118,466
Rollins Inc.	126,943	4,369,378
Stericycle Inc.(a)(b)	20,481	1,382,672
Tetra Tech Inc.	30,878	4,190,762
Waste Management Inc.	86,989	11,223,321

		54,664,193

Communications Equipment — 0.3%
Arista Networks Inc.(a)	31,597	9,538,818
Ciena Corp.(a)	32,774	1,793,393

98	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
F5 Networks Inc.(a)	15,538	$3,241,538
Lumentum Holdings Inc.(a)	43,310	3,956,368
Motorola Solutions Inc.	43,771	8,231,137

		26,761,254

Construction & Engineering — 0.1%
Quanta Services Inc.	46,215	4,065,996
Valmont Industries Inc.	4,967	1,180,507

		5,246,503

Construction Materials — 0.1%
Eagle Materials Inc.	14,902	2,002,978
Vulcan Materials Co.	31,926	5,387,512

		7,390,490

Consumer Finance — 0.1%
LendingTree Inc.(a)	5,983	1,274,379
PROG Holdings Inc.	17,816	771,254
SLM Corp.	191,776	3,446,215

		5,491,848

Containers & Packaging — 0.2%
AptarGroup Inc.	22,644	3,207,976
Avery Dennison Corp.	20,087	3,688,978
Ball Corp.	120,129	10,179,731
Sealed Air Corp.	58,783	2,693,437
Silgan Holdings Inc.	19,469	818,282

		20,588,404

Distributors — 0.1%
Pool Corp.	23,042	7,955,020

Diversified Consumer Services — 0.0%
Grand Canyon Education Inc.(a)	9,965	1,067,251
Service Corp. International	57,374	2,928,943
WW International Inc.(a)(b)	9,840	307,795

		4,303,989

Diversified Telecommunication Services — 0.0%
Iridium Communications Inc.(a)(b)	40,976	1,690,260

Electric Utilities — 0.4%
NextEra Energy Inc.	482,043	36,447,271
NRG Energy Inc.	82,669	3,119,101
PNM Resources Inc.	19,955	978,793

		40,545,165

Electrical Equipment — 0.5%
AMETEK Inc.	64,687	8,262,470
Emerson Electric Co.	137,233	12,381,161
EnerSys	11,982	1,087,966
Generac Holdings Inc.(a)	36,037	11,800,316
Hubbell Inc.	18,677	3,490,545
Regal Beloit Corp.	11,649	1,662,079
Rockwell Automation Inc.	37,246	9,886,578
Sunrun Inc.(a)	91,771	5,550,310

		54,121,425

Electronic Equipment, Instruments & Components — 0.9%
Amphenol Corp., Class A	212,866	14,042,770
CDW Corp./DE	35,431	5,872,688
Cognex Corp.	100,228	8,317,922
Coherent Inc.(a)	4,772	1,206,791
Corning Inc.	206,059	8,965,627
II-VI Inc.(a)(b)	59,506	4,068,425
IPG Photonics Corp.(a)	9,221	1,945,078
Keysight Technologies Inc.(a)	60,620	8,692,908

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Littelfuse Inc.	13,990	$3,699,516
National Instruments Corp.	34,904	1,507,329
TE Connectivity Ltd.	72,130	9,312,704
Trimble Inc.(a)	143,314	11,148,396
Zebra Technologies Corp., Class A(a)	22,315	10,826,792

		89,606,946

Energy Equipment & Services — 0.0%
ChampionX Corp.(a)	43,718	949,992

Entertainment — 1.7%
Activision Blizzard Inc.	262,125	24,377,625
Electronic Arts Inc.	89,065	12,056,729
Netflix Inc.(a)	253,582	132,283,586
Take-Two Interactive Software Inc.(a)(b)	65,977	11,658,136
World Wrestling Entertainment Inc., Class A	15,222	825,946

		181,202,022

Equity Real Estate Investment Trusts (REITs) — 1.3%
American Campus Communities Inc.	30,819	1,330,456
American Tower Corp.	129,564	30,973,570
Camden Property Trust	26,288	2,889,314
CoreSite Realty Corp.	15,695	1,881,046
Crown Castle International Corp.	147,855	25,450,281
CyrusOne Inc.	69,095	4,679,113
Duke Realty Corp.	87,500	3,668,875
EastGroup Properties Inc.	13,148	1,883,845
Equinix Inc.	29,696	20,181,105
Extra Space Storage Inc.	36,400	4,824,820
First Industrial Realty Trust Inc.	37,785	1,730,175
Healthcare Realty Trust Inc.	31,145	944,316
Lamar Advertising Co., Class A	24,782	2,327,526
Life Storage Inc.	22,965	1,973,842
Medical Properties Trust Inc.	131,640	2,801,299
PotlatchDeltic Corp.	14,599	772,579
PS Business Parks Inc.	5,313	821,284
Public Storage	37,278	9,198,719
Rayonier Inc.	30,612	987,237
Rexford Industrial Realty Inc.	44,197	2,227,529
SBA Communications Corp.	40,746	11,309,052
STORE Capital Corp.	50,161	1,680,394

		134,536,377

Food & Staples Retailing — 0.5%
Casey’s General Stores Inc.	8,081	1,747,031
Costco Wholesale Corp.	134,238	47,316,210
Grocery Outlet Holding Corp.(a)	29,202	1,077,262

		50,140,503

Food Products — 0.2%
Darling Ingredients Inc.(a)	93,011	6,843,749
Flowers Foods Inc.	44,043	1,048,223
Hain Celestial Group Inc. (The)(a)	29,342	1,279,311
Hershey Co. (The)	34,710	5,489,734
Lamb Weston Holdings Inc.	31,095	2,409,241
Lancaster Colony Corp.	6,497	1,139,314
McCormick & Co. Inc./MD, NVS	62,800	5,599,248
Tootsie Roll Industries Inc.	4,675	154,868

		23,963,688

Health Care Equipment & Supplies — 3.5%
Abbott Laboratories	598,106	71,677,023
ABIOMED Inc.(a)	25,943	8,268,812
Align Technology Inc.(a)	41,295	22,362,481

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Avanos Medical Inc.(a)	27,441	$1,200,269
Cantel Medical Corp.(a)	10,364	827,462
Cooper Companies Inc. (The)	11,537	4,431,246
Danaher Corp.	246,709	55,529,262
DexCom Inc.(a)	55,153	19,821,437
Edwards Lifesciences Corp.(a)	203,862	17,051,018
Globus Medical Inc., Class A(a)	43,745	2,697,754
Haemonetics Corp.(a)	16,022	1,778,602
Hill-Rom Holdings Inc.	16,100	1,778,728
Hologic Inc.(a)	106,181	7,897,743
ICU Medical Inc.(a)	5,737	1,178,609
IDEXX Laboratories Inc.(a)	48,992	23,972,276
Integra LifeSciences Holdings Corp.(a)	20,298	1,402,389
Intuitive Surgical Inc.(a)	47,115	34,815,158
Masimo Corp.(a)	29,041	6,669,556
Neogen Corp.(a)	17,910	1,592,020
Penumbra Inc.(a)(b)	19,399	5,248,981
Quidel Corp.(a)(b)	22,338	2,857,700
ResMed Inc.	83,154	16,133,539
STAAR Surgical Co.(a)	26,398	2,782,613
STERIS PLC	27,912	5,316,678
Stryker Corp.	91,968	22,401,566
Teleflex Inc.	12,583	5,227,733
Varian Medical Systems Inc.(a)	32,505	5,738,108
West Pharmaceutical Services Inc.	42,441	11,959,025

		362,617,788

Health Care Providers & Services — 1.4%
Acadia Healthcare Co. Inc.(a)	19,427	1,110,059
Amedisys Inc.(a)	18,836	4,987,584
Chemed Corp.	9,098	4,183,442
DaVita Inc.(a)	41,406	4,462,325
Encompass Health Corp.	31,942	2,616,050
HealthEquity Inc.(a)	46,887	3,188,316
Humana Inc.	38,422	16,108,424
LHC Group Inc.(a)	18,290	3,497,231
Molina Healthcare Inc.(a)	17,904	4,185,239
UnitedHealth Group Inc.	281,450	104,719,101

		149,057,771

Health Care Technology — 0.1%
Cerner Corp.	75,634	5,436,572

Hotels, Restaurants & Leisure — 1.8%
Booking Holdings Inc.(a)	8,925	20,793,822
Boyd Gaming Corp.(a)	24,872	1,466,453
Caesars Entertainment Inc.(a)	69,317	6,061,772
Chipotle Mexican Grill Inc.(a)	16,140	22,932,035
Choice Hotels International Inc.	8,759	939,753
Churchill Downs Inc.	19,853	4,514,969
Domino’s Pizza Inc.	22,248	8,182,592
Expedia Group Inc.	28,658	4,932,615
Hilton Worldwide Holdings Inc.	58,877	7,119,407
Jack in the Box Inc.	13,019	1,429,226
McDonald’s Corp.	170,563	38,229,991
Papa John’s International Inc.	18,919	1,676,980
Penn National Gaming Inc.(a)	50,802	5,326,082
Scientific Games Corp./DE, Class A(a)	18,692	720,016
Six Flags Entertainment Corp.	16,499	766,708
Starbucks Corp.	390,615	42,682,501
Texas Roadhouse Inc.	37,491	3,596,886
Travel + Leisure Co.	19,606	1,199,103

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Wendy’s Co. (The)	102,838	$2,083,498
Wingstop Inc.	16,781	2,134,040
Wyndham Hotels & Resorts Inc.	28,840	2,012,455
Yum! Brands Inc.	73,482	7,949,283

		186,750,187

Household Durables — 0.3%
DR Horton Inc.	114,132	10,171,444
Garmin Ltd.	47,918	6,317,988
Helen of Troy Ltd.(a)	13,991	2,947,344
PulteGroup Inc.	78,454	4,114,128
Tempur Sealy International Inc.	108,062	3,950,747
Toll Brothers Inc.	28,966	1,643,241
TopBuild Corp.(a)	18,733	3,923,252

		33,068,144

Household Products — 1.3%
Church & Dwight Co. Inc.	94,166	8,225,400
Clorox Co. (The)	48,459	9,346,772
Colgate-Palmolive Co.	253,040	19,947,143
Energizer Holdings Inc.	15,696	744,932
Kimberly-Clark Corp.	73,403	10,206,687
Procter & Gamble Co. (The)	676,764	91,654,149

		140,125,083

Independent Power and Renewable Electricity Producers — 0.0%
AES Corp. (The)	145,019	3,887,959

Industrial Conglomerates — 0.2%
Carlisle Companies Inc.	17,748	2,920,966
Roper Technologies Inc.	32,499	13,108,147

		16,029,113

Insurance — 0.7%
Aon PLC, Class A	67,397	15,508,724
Arthur J Gallagher & Co.	47,428	5,917,591
Brighthouse Financial Inc.(a)	48,942	2,165,683
Brown & Brown Inc.	133,001	6,079,476
Kinsale Capital Group Inc.	12,226	2,014,845
Marsh & McLennan Companies Inc.	142,591	17,367,584
Primerica Inc.	22,283	3,293,873
Progressive Corp. (The)	215,157	20,571,161
RenaissanceRe Holdings Ltd.	16,629	2,664,797
RLI Corp.	13,280	1,481,650

		77,065,384

Interactive Media & Services — 10.8%
Alphabet Inc., Class A(a)	172,183	355,130,881
Alphabet Inc., Class C, NVS(a)	165,031	341,388,078
Facebook Inc., Class A(a)	1,377,261	405,644,682
TripAdvisor Inc.(a)	20,407	1,097,693
Twitter Inc.(a)	457,716	29,124,469
Yelp Inc.(a)	20,345	793,455

		1,133,179,258

Internet & Direct Marketing Retail — 7.6%
Amazon.com Inc.(a)	245,077	758,287,844
eBay Inc.	370,705	22,701,974
Etsy Inc.(a)	72,371	14,595,060
Grubhub Inc.(a)	53,226	3,193,560

		798,778,438

IT Services — 5.5%
Accenture PLC, Class A	203,296	56,160,520
Akamai Technologies Inc.(a)	59,778	6,091,378

100	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Automatic Data Processing Inc.	117,540	$22,152,764
Broadridge Financial Solutions Inc.	33,192	5,081,695
Cognizant Technology Solutions Corp., Class A	154,945	12,104,303
Concentrix Corp.(a)	11,342	1,698,124
Fiserv Inc.(a)	223,928	26,656,389
FleetCor Technologies Inc.(a)	20,573	5,526,525
Gartner Inc.(a)	27,140	4,954,407
Jack Henry & Associates Inc.	21,025	3,189,913
LiveRamp Holdings Inc.(a)	20,152	1,045,486
Mastercard Inc., Class A	341,365	121,543,008
MAXIMUS Inc.	21,889	1,948,997
Paychex Inc.	97,312	9,538,522
PayPal Holdings Inc.(a)	670,561	162,839,033
Perspecta Inc.	29,829	866,533
Sabre Corp.	65,560	970,944
VeriSign Inc.(a)	23,715	4,713,593
Visa Inc., Class A	582,667	123,368,084
WEX Inc.(a)	14,707	3,076,999

		573,527,217

Leisure Products — 0.1%
Brunswick Corp./DE	24,708	2,356,402
Mattel Inc.(a)	199,679	3,977,606
Polaris Inc.	15,629	2,086,471
YETI Holdings Inc.(a)	42,957	3,101,925

		11,522,404

Life Sciences Tools & Services — 2.1%
Agilent Technologies Inc.	125,572	15,965,224
Bio-Rad Laboratories Inc., Class A(a)	12,371	7,065,944
Bio-Techne Corp.	22,131	8,452,493
Charles River Laboratories International Inc.(a)	28,563	8,278,414
Illumina Inc.(a)	41,646	15,994,563
IQVIA Holdings Inc.(a)	69,841	13,489,091
Medpace Holdings Inc.(a)	15,954	2,617,254
Mettler-Toledo International Inc.(a)	13,421	15,510,515
PerkinElmer Inc.	64,242	8,241,606
PRA Health Sciences Inc.(a)	36,806	5,643,464
Repligen Corp.(a)	29,388	5,713,321
Syneos Health Inc.(a)	47,371	3,593,090
Thermo Fisher Scientific Inc.	225,465	102,897,717
Waters Corp.(a)	19,609	5,572,290

		219,034,986

Machinery — 1.7%
AGCO Corp.	14,825	2,129,611
Caterpillar Inc.	146,490	33,966,636
Cummins Inc.	36,508	9,459,588
Deere & Co.	134,526	50,331,558
Donaldson Co. Inc.	36,201	2,105,450
Graco Inc.	96,116	6,883,828
IDEX Corp.	19,574	4,097,230
Illinois Tool Works Inc.	72,693	16,102,953
ITT Inc.	22,291	2,026,475
Lincoln Electric Holdings Inc.	34,113	4,193,852
Middleby Corp. (The)(a)(b)	19,490	3,230,467
Nordson Corp.	19,536	3,881,412
Otis Worldwide Corp.	121,059	8,286,489
Parker-Hannifin Corp.	38,411	12,115,982
Terex Corp.	15,085	694,966
Timken Co. (The)	39,368	3,195,501
Toro Co. (The)	61,549	6,348,164

Security	Shares	Value

Machinery (continued)
Woodward Inc.	17,399	$2,098,841
Xylem Inc./NY	47,550	5,001,309

		176,150,312

Media — 1.2%
Cable One Inc.(b)	3,131	5,724,595
Charter Communications Inc., Class A(a)	80,947	49,945,918
Comcast Corp., Class A	1,151,597	62,312,914
New York Times Co. (The), Class A	83,085	4,205,763
TEGNA Inc.	50,309	947,318

		123,136,508

Metals & Mining — 0.4%
Cleveland-Cliffs Inc.	262,916	5,287,241
Compass Minerals International Inc.	9,355	586,746
Freeport-McMoRan Inc.(a)	516,864	17,020,331
Newmont Corp.	251,812	15,176,709
Royal Gold Inc.	21,859	2,352,466
Worthington Industries Inc.	11,954	801,994

		41,225,487

Multiline Retail — 0.7%
Dollar General Corp.	140,119	28,390,912
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	32,644	2,840,028
Target Corp.	189,090	37,453,056

		68,683,996

Oil, Gas & Consumable Fuels — 0.1%
Antero Midstream Corp.	164,103	1,481,850
Cimarex Energy Co.	28,043	1,665,474
CNX Resources Corp.(a)	128,825	1,893,728
EQT Corp.	60,095	1,116,565
Equitrans Midstream Corp.	104,939	856,302
Hess Corp.	83,115	5,881,217

		12,895,136

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	32,501	1,802,505

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	73,778	21,458,331
Nu Skin Enterprises Inc., Class A	16,104	851,741

		22,310,072

Pharmaceuticals — 2.8%
Bristol-Myers Squibb Co.	666,480	42,074,882
Catalent Inc.(a)	97,619	10,280,257
Eli Lilly & Co.	277,717	51,883,090
Jazz Pharmaceuticals PLC(a)	31,960	5,253,265
Johnson & Johnson	602,029	98,943,466
Merck & Co. Inc.	695,392	53,607,769
Nektar Therapeutics(a)(b)	39,114	782,280
Zoetis Inc.	198,468	31,254,741

		294,079,750

Professional Services — 0.5%
ASGN Inc.(a)	30,363	2,897,845
CACI International Inc., Class A(a)(b)	6,205	1,530,525
CoreLogic Inc.	41,958	3,325,172
Equifax Inc.	34,906	6,322,524
FTI Consulting Inc.(a)	19,555	2,739,851
IHS Markit Ltd.	139,018	13,454,162
Insperity Inc.	20,460	1,713,320
Jacobs Engineering Group Inc.	46,113	5,961,028
Science Applications International Corp.	13,010	1,087,506

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Verisk Analytics Inc.	93,318	$16,488,357

		55,520,290

Road & Rail — 1.1%
CSX Corp.	227,095	21,896,500
JB Hunt Transport Services Inc.	28,362	4,766,801
Kansas City Southern	26,563	7,010,507
Knight-Swift Transportation Holdings Inc.	69,802	3,356,778
Landstar System Inc.	13,661	2,254,885
Norfolk Southern Corp.	65,011	17,456,754
Old Dominion Freight Line Inc.	54,753	13,163,169
Union Pacific Corp.	183,880	40,528,991
Werner Enterprises Inc.	14,903	702,974

		111,137,359

Semiconductors & Semiconductor Equipment — 7.3%
Advanced Micro Devices Inc.(a)	693,599	54,447,522
Amkor Technology Inc.	18,297	433,822
Analog Devices Inc.	90,463	14,029,002
Applied Materials Inc.	525,353	70,187,161
Broadcom Inc.	158,937	73,692,729
Brooks Automation Inc.	42,297	3,453,550
Cirrus Logic Inc.(a)	14,313	1,213,599
CMC Materials Inc.	16,658	2,944,968
Cree Inc.(a)	66,071	7,144,257
Enphase Energy Inc.(a)	73,991	11,998,381
First Solar Inc.(a)(b)	48,652	4,247,320
KLA Corp.	88,258	29,160,443
Lam Research Corp.	81,773	48,674,561
Maxim Integrated Products Inc.	92,019	8,407,776
Microchip Technology Inc.	111,175	17,256,584
MKS Instruments Inc.	31,621	5,863,166
Monolithic Power Systems Inc.	24,588	8,684,727
NVIDIA Corp.	354,984	189,536,607
NXP Semiconductors NV	8,235	1,658,035
Qorvo Inc.(a)	64,852	11,848,460
QUALCOMM Inc.	650,426	86,239,983
Semtech Corp.(a)	37,308	2,574,252
Silicon Laboratories Inc.(a)	14,861	2,096,441
Skyworks Solutions Inc.	49,008	8,991,988
SolarEdge Technologies Inc.(a)	29,370	8,442,113
Synaptics Inc.(a)	9,514	1,288,386
Teradyne Inc.	95,299	11,595,982
Texas Instruments Inc.	279,118	52,750,511
Universal Display Corp.(b)	24,577	5,819,096
Xilinx Inc.	140,941	17,462,590

		762,144,012

Software — 15.2%
ACI Worldwide Inc.(a)	36,161	1,375,926
Adobe Inc.(a)	274,442	130,461,494
ANSYS Inc.(a)	49,739	16,889,375
Autodesk Inc.(a)	125,816	34,869,904
Blackbaud Inc.	12,774	907,976
Cadence Design Systems Inc.(a)	160,111	21,933,606
CDK Global Inc.	34,921	1,887,829
Ceridian HCM Holding Inc.(a)	43,777	3,689,088
Citrix Systems Inc.	45,916	6,444,770
CommVault Systems Inc.(a)	13,616	878,232
Fair Isaac Corp.(a)	16,710	8,121,896
Fortinet Inc.(a)	77,268	14,249,765
Intuit Inc.	156,753	60,045,804

Security	Shares	Value

Software (continued)
j2 Global Inc.(a)	15,476	$1,854,953
Manhattan Associates Inc.(a)	36,753	4,314,067
Microsoft Corp.	4,318,342	1,018,135,493
Oracle Corp.	583,491	40,943,564
Paycom Software Inc.(a)	28,118	10,405,347
Paylocity Holding Corp.(a)	21,494	3,865,266
PTC Inc.(a)	60,253	8,293,825
Qualys Inc.(a)(b)	18,809	1,970,807
SailPoint Technologies Holdings Inc.(a)(b)	52,143	2,640,522
salesforce.com Inc.(a)	525,453	111,327,727
ServiceNow Inc.(a)	112,231	56,127,845
Synopsys Inc.(a)	87,164	21,597,496
Teradata Corp.(a)(b)	23,123	891,160
Tyler Technologies Inc.(a)	23,141	9,824,049

		1,593,947,786

Specialty Retail — 2.6%
AutoZone Inc.(a)	7,125	10,005,637
Best Buy Co. Inc.	66,100	7,588,941
Five Below Inc.(a)	32,053	6,115,392
Home Depot Inc. (The)	443,827	135,478,192
L Brands Inc.	75,039	4,641,913
Lithia Motors Inc., Class A	15,269	5,956,284
Lowe’s Companies Inc.	297,160	56,513,889
O’Reilly Automotive Inc.(a)	27,376	13,886,476
RH(a)(b)	9,360	5,584,176
Tractor Supply Co.	66,844	11,836,735
Ulta Beauty Inc.(a)	16,495	5,099,759
Williams-Sonoma Inc.	43,949	7,875,661

		270,583,055

Technology Hardware, Storage & Peripherals — 10.5%
Apple Inc.	9,035,417	1,103,676,187

Textiles, Apparel & Luxury Goods — 0.7%
Columbia Sportswear Co.	7,350	776,381
Deckers Outdoor Corp.(a)	16,114	5,324,388
Nike Inc., Class B	465,889	61,911,989

		68,012,758

Thrifts & Mortgage Finance — 0.0%
Essent Group Ltd.	32,253	1,531,695

Trading Companies & Distributors — 0.3%
Fastenal Co.	247,067	12,422,529
MSC Industrial Direct Co. Inc., Class A	13,112	1,182,571
United Rentals Inc.(a)	41,389	13,629,812
Watsco Inc.	11,680	3,045,560
WW Grainger Inc.	15,386	6,168,709

		36,449,181

Water Utilities — 0.1%
American Water Works Co. Inc.	51,981	7,792,991
Essential Utilities Inc.	64,021	2,864,940

		10,657,931

Wireless Telecommunication Services — 0.3%
T-Mobile U.S. Inc.(a)	231,134	28,958,779

Total Common Stocks — 99.9% (Cost: $6,971,563,260)		10,451,352,715

102	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P U.S. Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	28,419,811	$28,436,863
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	7,506,000	7,506,000

		35,942,863

Total Short-Term Investments — 0.3% (Cost: $35,900,233)		35,942,863

Total Investments in Securities — 100.2% (Cost: $7,007,463,493)		10,487,295,578

Other Assets, Less Liabilities — (0.2)%		(25,548,319)

Net Assets — 100.0%		$10,461,747,259

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$281,153,932	$—	$(252,948,833	)(a)	$222,582	$9,182	$28,436,863	28,419,811	$641,652	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	11,716,000	—	(4,210,000	)(a)	—	—	7,506,000	7,506,000	13,460		—
BlackRock Inc.	14,216,311	21,938,040	(6,372,350)		1,154,272	11,912,782	42,849,055	56,832	673,805		—

					$1,376,854	$11,921,964	$78,791,918		$1,328,917		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	43	06/18/21	$8,530	$86,461

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P U.S. Growth ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$86,461

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$6,189,425

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(310,577)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$12,569,282

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$10,451,352,715	$—	$—	$10,451,352,715
Money Market Funds	35,942,863	—	—	35,942,863

	$10,487,295,578	$—	$—	$10,487,295,578

Derivative financial instruments(a)
Assets
Futures Contracts	$86,461	$—	$—	$86,461

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

104	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.7%
Boeing Co. (The)	281,990	$71,828,493
Curtiss-Wright Corp.	13,430	1,592,798
General Dynamics Corp.	119,178	21,637,958
Hexcel Corp.	42,913	2,403,128
Howmet Aerospace Inc.	200,697	6,448,394
Huntington Ingalls Industries Inc.	20,846	4,291,149
L3Harris Technologies Inc.	45,636	9,249,504
Lockheed Martin Corp.	68,362	25,259,759
Northrop Grumman Corp.	79,675	25,786,017
Raytheon Technologies Corp.	781,006	60,348,333
Teledyne Technologies Inc.(a)	9,735	4,026,883
Textron Inc.	116,083	6,509,935
TransDigm Group Inc.(a)	11,303	6,645,260

		246,027,611

Air Freight & Logistics — 0.5%
CH Robinson Worldwide Inc.	68,778	6,563,484
Expeditors International of Washington Inc.	30,552	3,290,145
FedEx Corp.	45,049	12,795,718
United Parcel Service Inc., Class B	110,907	18,853,081
XPO Logistics Inc.(a)	25,346	3,125,162

		44,627,590

Airlines — 0.7%
Alaska Air Group Inc.	63,584	4,400,649
American Airlines Group Inc.	330,318	7,894,600
Delta Air Lines Inc.	328,001	15,835,888
JetBlue Airways Corp.(a)	161,678	3,288,531
Southwest Airlines Co.	303,608	18,538,304
United Airlines Holdings Inc.(a)(b)	164,448	9,462,338

		59,420,310

Auto Components — 0.3%
Adient PLC(a)	48,236	2,132,031
Aptiv PLC	45,763	6,310,718
BorgWarner Inc.	123,436	5,722,493
Dana Inc.	74,284	1,807,330
Gentex Corp.	52,924	1,887,799
Goodyear Tire & Rubber Co. (The)(a)	119,825	2,105,325
Lear Corp.	28,164	5,104,725
Visteon Corp.(a)	7,476	911,698

		25,982,119

Automobiles — 0.8%
Ford Motor Co.(a)	2,008,619	24,605,583
General Motors Co.	651,750	37,449,555
Harley-Davidson Inc.	78,857	3,162,166
Thor Industries Inc.	28,514	3,841,976

		69,059,280

Banks — 9.1%
Associated Banc-Corp.	79,005	1,685,967
BancorpSouth Bank	49,629	1,611,950
Bank of America Corp.	3,904,924	151,081,510
Bank of Hawaii Corp.	20,639	1,846,984
Bank OZK	62,253	2,543,035
Cathay General Bancorp.	38,586	1,573,537
CIT Group Inc.	50,636	2,608,260
Citigroup Inc.	1,072,863	78,050,783
Citizens Financial Group Inc.	219,515	9,691,587
Comerica Inc.	71,515	5,130,486
Commerce Bancshares Inc.	28,249	2,164,156

Security	Shares	Value

Banks (continued)
Cullen/Frost Bankers Inc.	28,789	$3,131,092
East West Bancorp. Inc.	72,883	5,378,765
Fifth Third Bancorp.	365,471	13,686,889
First Financial Bankshares Inc.	26,318	1,229,840
First Horizon Corp.	285,312	4,824,626
First Republic Bank/CA	42,706	7,121,226
FNB Corp.	165,957	2,107,654
Fulton Financial Corp.	83,516	1,422,277
Glacier Bancorp. Inc.	24,482	1,397,433
Hancock Whitney Corp.	44,472	1,868,269
Home BancShares Inc./AR	78,222	2,115,905
Huntington Bancshares Inc./OH	522,871	8,219,532
International Bancshares Corp.	28,665	1,330,629
JPMorgan Chase & Co.	1,568,458	238,766,361
KeyCorp.	500,302	9,996,034
M&T Bank Corp.	65,948	9,998,376
PacWest Bancorp	43,175	1,647,126
People’s United Financial Inc.	218,551	3,912,063
Pinnacle Financial Partners Inc.	39,050	3,462,173
PNC Financial Services Group Inc. (The)	217,952	38,230,960
Prosperity Bancshares Inc.	47,597	3,564,539
Regions Financial Corp.	493,788	10,201,660
Signature Bank/New York NY	19,049	4,306,979
Sterling Bancorp./DE	99,984	2,301,632
Synovus Financial Corp.	76,054	3,479,471
TCF Financial Corp.	78,477	3,646,041
Texas Capital Bancshares Inc.(a)	25,982	1,842,643
Truist Financial Corp.	692,452	40,383,801
Trustmark Corp.	32,554	1,095,768
U.S. Bancorp.	702,598	38,860,695
UMB Financial Corp.	22,155	2,045,571
Umpqua Holdings Corp.	64,476	1,131,554
United Bankshares Inc./WV	66,686	2,572,746
Valley National Bancorp.	207,771	2,854,774
Webster Financial Corp.	46,468	2,560,851
Wells Fargo & Co.	2,124,915	83,020,429
Wintrust Financial Corp.	29,601	2,243,756
Zions Bancorp. NA	84,360	4,636,426

		828,584,821

Beverages — 1.7%
Brown-Forman Corp., Class B, NVS	46,976	3,239,935
Coca-Cola Co. (The)	1,295,758	68,299,404
Constellation Brands Inc., Class A	87,522	19,955,016
Molson Coors Beverage Co., Class B	96,827	4,952,701
PepsiCo Inc.	411,292	58,177,253

		154,624,309

Biotechnology — 1.4%
AbbVie Inc.	235,985	25,538,297
Alexion Pharmaceuticals Inc.(a)	30,478	4,660,391
Amgen Inc.	148,426	36,929,873
Biogen Inc.(a)	36,972	10,342,917
Gilead Sciences Inc.	645,890	41,743,871
Incyte Corp.(a)	35,346	2,872,569
Ligand Pharmaceuticals Inc.(a)(b)	3,847	586,475
United Therapeutics Corp.(a)	13,253	2,216,829

		124,891,222

Building Products — 0.7%
A O Smith Corp.	69,582	4,704,439
Allegion PLC	27,382	3,439,727

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
Builders FirstSource Inc.(a)	53,668	$2,488,585
Carrier Global Corp.	150,812	6,367,283
Fortune Brands Home & Security Inc.	30,790	2,950,298
Johnson Controls International PLC	370,213	22,090,610
Lennox International Inc.	7,387	2,301,715
Masco Corp.	73,884	4,425,651
Owens Corning	54,198	4,991,094
Trane Technologies PLC	65,931	10,915,536

		64,674,938

Capital Markets — 3.8%
Affiliated Managers Group Inc.	21,999	3,278,511
Ameriprise Financial Inc.	59,898	13,923,290
Bank of New York Mellon Corp. (The)	414,629	19,607,805
BlackRock Inc.(c)	21,856	16,478,550
Cboe Global Markets Inc.	27,170	2,681,407
Charles Schwab Corp. (The)	769,206	50,136,847
CME Group Inc.	184,526	37,685,745
Evercore Inc., Class A	7,939	1,045,884
Federated Hermes Inc.	28,669	897,340
Franklin Resources Inc.	140,121	4,147,582
Goldman Sachs Group Inc. (The)	176,848	57,829,296
Intercontinental Exchange Inc.	132,769	14,827,642
Invesco Ltd.	193,644	4,883,702
Janus Henderson Group PLC	88,229	2,748,333
Moody’s Corp.	23,292	6,955,224
Morgan Stanley	771,326	59,901,177
Nasdaq Inc.	20,700	3,052,422
Northern Trust Corp.	107,053	11,252,341
Raymond James Financial Inc.	62,724	7,687,453
SEI Investments Co.	30,156	1,837,405
State Street Corp.	180,809	15,189,764
Stifel Financial Corp.	30,791	1,972,472
T Rowe Price Group Inc.	47,127	8,086,993

		346,107,185

Chemicals — 2.4%
Air Products & Chemicals Inc.	61,300	17,246,142
Ashland Global Holdings Inc.	17,983	1,596,351
Avient Corp.	47,079	2,225,424
Cabot Corp.	29,105	1,526,266
Celanese Corp.	58,947	8,830,850
CF Industries Holdings Inc.	110,076	4,995,249
Chemours Co. (The)	46,598	1,300,550
Corteva Inc.	382,449	17,829,772
Dow Inc.	195,993	12,531,793
DuPont de Nemours Inc.	276,476	21,366,065
Eastman Chemical Co.	69,706	7,676,025
Ecolab Inc.	68,873	14,743,643
Ingevity Corp.(a)	10,809	816,404
International Flavors & Fragrances Inc.	127,620	17,817,028
Linde PLC	112,873	31,620,242
LyondellBasell Industries NV, Class A	132,216	13,757,075
Minerals Technologies Inc.	17,552	1,322,017
Mosaic Co. (The)	177,381	5,607,013
NewMarket Corp.	2,354	894,897
Olin Corp.	73,128	2,776,670
PPG Industries Inc.	121,998	18,331,420
RPM International Inc.	25,463	2,338,777
Sensient Technologies Corp.	11,275	879,450
Sherwin-Williams Co. (The)	12,913	9,529,923

Security	Shares	Value

Chemicals (continued)
Valvoline Inc.	38,033	$991,520

		218,550,566

Commercial Services & Supplies — 0.4%
Brink’s Co. (The)	15,768	1,249,299
Cintas Corp.	15,400	5,256,174
Clean Harbors Inc.(a)	15,938	1,339,748
Healthcare Services Group Inc.	38,398	1,076,296
Herman Miller Inc.	30,206	1,242,977
KAR Auction Services Inc.	66,441	996,615
Republic Services Inc.	108,115	10,741,225
Stericycle Inc.(a)	28,744	1,940,507
Waste Management Inc.	121,874	15,724,184

		39,567,025

Communications Equipment — 1.5%
Ciena Corp.(a)	50,012	2,736,656
Cisco Systems Inc.	2,169,980	112,209,666
F5 Networks Inc.(a)	17,793	3,711,976
Juniper Networks Inc.	169,540	4,294,448
Motorola Solutions Inc.	47,781	8,985,217
NetScout Systems Inc.(a)	37,779	1,063,857
ViaSat Inc.(a)(b)	33,118	1,591,982

		134,593,802

Construction & Engineering — 0.2%
AECOM(a)	75,928	4,867,744
Dycom Industries Inc.(a)	15,355	1,425,712
EMCOR Group Inc.	28,305	3,174,689
Fluor Corp.	64,296	1,484,595
MasTec Inc.(a)(b)	28,884	2,706,431
Quanta Services Inc.	29,929	2,633,153
Valmont Industries Inc.	6,368	1,513,482

		17,805,806

Construction Materials — 0.2%
Eagle Materials Inc.	8,155	1,096,114
Martin Marietta Materials Inc.	31,989	10,742,546
Vulcan Materials Co.	39,532	6,671,025

		18,509,685

Consumer Finance — 1.2%
American Express Co.	335,397	47,438,552
Capital One Financial Corp.	236,040	30,031,369
Discover Financial Services	157,582	14,968,714
FirstCash Inc.	21,300	1,398,771
Navient Corp.	95,751	1,370,197
PROG Holdings Inc.	19,191	830,778
Synchrony Financial	279,170	11,351,052

		107,389,433

Containers & Packaging — 0.6%
Amcor PLC	802,862	9,377,428
AptarGroup Inc.	12,997	1,841,285
Avery Dennison Corp.	24,806	4,555,622
Ball Corp.	60,575	5,133,125
Greif Inc., Class A, NVS	13,572	773,604
International Paper Co.	202,030	10,923,762
Packaging Corp. of America	48,685	6,547,159
Sealed Air Corp.	27,080	1,240,806
Silgan Holdings Inc.	22,821	959,167
Sonoco Products Co.	51,724	3,274,129
Westrock Co.	135,052	7,029,456

		51,655,543

106	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Distributors — 0.2%
Genuine Parts Co.	74,171	$8,573,426
LKQ Corp.(a)	144,085	6,099,118

		14,672,544

Diversified Consumer Services — 0.1%
Adtalem Global Education Inc.(a)(b)	26,763	1,058,209
Graham Holdings Co., Class B	2,117	1,190,685
Grand Canyon Education Inc.(a)	15,227	1,630,812
H&R Block Inc.	94,380	2,057,484
Service Corp. International	35,453	1,809,876
Strategic Education Inc.	12,595	1,157,606
WW International Inc.(a)(b)	14,842	464,258

		9,368,930

Diversified Financial Services — 2.8%
Berkshire Hathaway Inc., Class B(a)	980,031	250,368,519
Jefferies Financial Group Inc.	103,666	3,120,347

		253,488,866

Diversified Telecommunication Services — 2.7%
AT&T Inc.	3,665,701	110,960,769
Iridium Communications Inc.(a)	23,647	975,439
Lumen Technologies Inc.	506,185	6,757,570
Verizon Communications Inc.	2,126,997	123,684,875

		242,378,653

Electric Utilities — 2.9%
ALLETE Inc.	26,708	1,794,511
Alliant Energy Corp.	128,514	6,960,318
American Electric Power Co. Inc.	255,235	21,618,405
Duke Energy Corp.	395,093	38,138,327
Edison International	194,547	11,400,454
Entergy Corp.	102,885	10,233,971
Evergy Inc.	116,625	6,942,686
Eversource Energy	176,209	15,257,937
Exelon Corp.	501,631	21,941,340
FirstEnergy Corp.	279,167	9,684,303
Hawaiian Electric Industries Inc.	56,103	2,492,656
IDACORP Inc.	25,983	2,597,521
NextEra Energy Inc.	574,210	43,416,018
NRG Energy Inc.	51,587	1,946,378
OGE Energy Corp.	102,876	3,329,067
Pinnacle West Capital Corp.	57,920	4,711,792
PNM Resources Inc.	27,030	1,325,822
PPL Corp.	395,254	11,399,125
Southern Co. (The)	543,099	33,759,034
Xcel Energy Inc.	276,288	18,375,915

		267,325,580

Electrical Equipment — 0.8%
Acuity Brands Inc.	18,239	3,009,435
AMETEK Inc.	60,324	7,705,184
Eaton Corp. PLC	204,631	28,296,375
Emerson Electric Co.	185,504	16,736,171
EnerSys	11,126	1,010,241
Hubbell Inc.	11,116	2,077,469
nVent Electric PLC	87,466	2,441,176
Regal Beloit Corp.	10,447	1,490,578
Rockwell Automation Inc.	26,298	6,980,541

		69,747,170

Electronic Equipment, Instruments & Components — 0.8%
Amphenol Corp., Class A	116,749	7,701,932
Arrow Electronics Inc.(a)	38,047	4,216,369

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Avnet Inc.	50,782	$2,107,961
Belden Inc.	22,999	1,020,466
CDW Corp./DE	40,579	6,725,969
Coherent Inc.(a)	8,270	2,091,400
Corning Inc.	208,383	9,066,744
FLIR Systems Inc.	67,530	3,813,419
IPG Photonics Corp.(a)	10,133	2,137,455
Jabil Inc.	69,182	3,608,533
Keysight Technologies Inc.(a)	40,896	5,864,486
National Instruments Corp.	37,113	1,602,725
SYNNEX Corp.	21,201	2,434,723
TE Connectivity Ltd.	105,391	13,607,032
Vishay Intertechnology Inc.	68,208	1,642,449
Vontier Corp.(a)	86,856	2,629,131
Zebra Technologies Corp., Class A(a)	7,439	3,609,254

		73,880,048

Energy Equipment & Services — 0.5%
Baker Hughes Co.	376,442	8,134,912
ChampionX Corp.(a)	56,326	1,223,964
Halliburton Co.	455,092	9,766,274
NOV Inc.	199,673	2,739,514
Schlumberger Ltd.	719,716	19,569,078

		41,433,742

Entertainment — 2.3%
Activision Blizzard Inc.	162,884	15,148,212
Cinemark Holdings Inc.	55,309	1,128,857
Electronic Arts Inc.	68,326	9,249,291
Live Nation Entertainment Inc.(a)(b)	73,565	6,227,277
Walt Disney Co. (The)(a)	933,029	172,162,511
World Wrestling Entertainment Inc., Class A	10,119	549,057

		204,465,205

Equity Real Estate Investment Trusts (REITs) — 4.3%
Alexandria Real Estate Equities Inc.	65,120	10,699,216
American Campus Communities Inc.	43,114	1,861,231
American Tower Corp.	111,917	26,754,878
Apartment Income REIT Corp.	76,561	3,273,748
AvalonBay Communities Inc.	71,712	13,231,581
Boston Properties Inc.	72,884	7,380,234
Brixmor Property Group Inc.	152,524	3,085,561
Camden Property Trust	26,538	2,916,792
CoreSite Realty Corp.	7,918	948,972
Corporate Office Properties Trust	57,256	1,507,550
Cousins Properties Inc.	76,417	2,701,341
Crown Castle International Corp.	88,685	15,265,349
Digital Realty Trust Inc.	144,715	20,381,661
Douglas Emmett Inc.	84,762	2,661,527
Duke Realty Corp.	112,909	4,734,274
EastGroup Properties Inc.	8,501	1,218,023
EPR Properties	38,459	1,791,805
Equinix Inc.	19,301	13,116,767
Equity Residential	176,197	12,620,991
Essex Property Trust Inc.	33,572	9,126,212
Extra Space Storage Inc.	35,440	4,697,572
Federal Realty Investment Trust	36,224	3,674,925
First Industrial Realty Trust Inc.	32,463	1,486,481
Healthcare Realty Trust Inc.	42,001	1,273,470
Healthpeak Properties Inc.	276,888	8,788,425
Highwoods Properties Inc.	53,396	2,292,824
Host Hotels & Resorts Inc.	362,676	6,111,091

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Hudson Pacific Properties Inc.	78,314	$2,124,659
Iron Mountain Inc.	148,181	5,484,179
JBG SMITH Properties	57,285	1,821,090
Kilroy Realty Corp.	53,860	3,534,832
Kimco Realty Corp.	222,387	4,169,756
Lamar Advertising Co., Class A	22,557	2,118,553
Life Storage Inc.	18,043	1,550,796
Macerich Co. (The)	57,684	674,903
Medical Properties Trust Inc.	182,692	3,887,686
Mid-America Apartment Communities Inc.	58,795	8,487,646
National Retail Properties Inc.	89,376	3,938,800
Omega Healthcare Investors Inc.	119,676	4,383,732
Park Hotels & Resorts Inc.	121,194	2,615,367
Pebblebrook Hotel Trust	67,208	1,632,482
Physicians Realty Trust	107,171	1,893,712
PotlatchDeltic Corp.	21,309	1,127,672
Prologis Inc.	380,102	40,290,812
PS Business Parks Inc.	5,553	858,383
Public Storage	44,555	10,994,392
Rayonier Inc.	42,134	1,358,821
Realty Income Corp.	191,417	12,154,979
Regency Centers Corp.	81,205	4,605,136
Rexford Industrial Realty Inc.	27,446	1,383,278
Sabra Health Care REIT Inc.	106,366	1,846,514
SBA Communications Corp.	19,663	5,457,466
Service Properties Trust	84,749	1,005,123
Simon Property Group Inc.	168,755	19,199,256
SL Green Realty Corp.	35,826	2,507,462
Spirit Realty Capital Inc.	58,712	2,495,260
STORE Capital Corp.	76,573	2,565,195
UDR Inc.	153,416	6,728,826
Urban Edge Properties	56,351	930,919
Ventas Inc.	192,578	10,272,111
Vornado Realty Trust	80,834	3,669,055
Weingarten Realty Investors	61,865	1,664,787
Welltower Inc.	214,531	15,366,856
Weyerhaeuser Co.	383,574	13,655,234

		392,058,231

Food & Staples Retailing — 2.2%
BJ’s Wholesale Club Holdings Inc.(a)	70,650	3,169,359
Casey’s General Stores Inc.	11,694	2,528,126
Costco Wholesale Corp.	106,946	37,696,326
Grocery Outlet Holding Corp.(a)	16,682	615,399
Kroger Co. (The)	390,738	14,062,661
Sprouts Farmers Market Inc.(a)	60,666	1,614,929
Sysco Corp.	261,988	20,628,935
Walgreens Boots Alliance Inc.	368,625	20,237,512
Walmart Inc.	712,578	96,789,470

		197,342,717

Food Products — 1.9%
Archer-Daniels-Midland Co.	287,777	16,403,289
Campbell Soup Co.	104,074	5,231,800
Conagra Brands Inc.	251,128	9,442,413
Flowers Foods Inc.	61,667	1,467,675
General Mills Inc.	314,277	19,271,466
Hain Celestial Group Inc. (The)(a)	16,108	702,309
Hershey Co. (The)	44,653	7,062,318
Hormel Foods Corp.	144,131	6,886,579
Ingredion Inc.	34,444	3,097,204

Security	Shares	Value

Food Products (continued)
JM Smucker Co. (The)	56,575	$7,158,435
Kellogg Co.	130,693	8,272,867
Kraft Heinz Co. (The)	333,212	13,328,480
Lamb Weston Holdings Inc.	47,422	3,674,256
Lancaster Colony Corp.	4,296	753,346
McCormick & Co. Inc./MD, NVS	71,397	6,365,756
Mondelez International Inc., Class A	725,820	42,482,245
Pilgrim’s Pride Corp.(a)	24,963	593,870
Post Holdings Inc.(a)	30,672	3,242,644
Sanderson Farms Inc.	10,206	1,589,891
Tootsie Roll Industries Inc.	6,252	207,126
TreeHouse Foods Inc.(a)	29,061	1,518,147
Tyson Foods Inc., Class A	151,357	11,245,825

		169,997,941

Gas Utilities — 0.2%
Atmos Energy Corp.	66,179	6,541,794
National Fuel Gas Co.	46,834	2,341,232
New Jersey Resources Corp.	49,491	1,973,206
ONE Gas Inc.	27,245	2,095,413
Southwest Gas Holdings Inc.	29,215	2,007,363
Spire Inc.	26,537	1,960,819
UGI Corp.	107,263	4,398,855

		21,318,682

Health Care Equipment & Supplies — 3.7%
Abbott Laboratories	373,321	44,738,789
Baxter International Inc.	259,616	21,896,013
Becton Dickinson and Co.	149,355	36,315,668
Boston Scientific Corp.(a)	728,417	28,153,317
Cantel Medical Corp.(a)	10,049	802,312
Cooper Companies Inc. (The)	14,947	5,740,993
Danaher Corp.	104,250	23,464,590
DENTSPLY SIRONA Inc.	112,480	7,177,349
Edwards Lifesciences Corp.(a)	137,696	11,516,893
Haemonetics Corp.(a)	12,122	1,345,663
Hill-Rom Holdings Inc.	20,098	2,220,427
Hologic Inc.(a)	37,007	2,752,581
ICU Medical Inc.(a)	4,942	1,015,285
Integra LifeSciences Holdings Corp.(a)	18,222	1,258,958
Intuitive Surgical Inc.(a)	18,131	13,397,721
LivaNova PLC(a)	24,908	1,836,467
Medtronic PLC	692,897	81,851,923
Neogen Corp.(a)	10,887	967,745
NuVasive Inc.(a)	26,377	1,729,276
STERIS PLC	18,842	3,589,024
Stryker Corp.	85,755	20,888,203
Teleflex Inc.	12,728	5,287,975
Varian Medical Systems Inc.(a)	17,897	3,159,357
Zimmer Biomet Holdings Inc.	106,631	17,069,491

		338,176,020

Health Care Providers & Services — 4.0%
Acadia Healthcare Co. Inc.(a)	28,422	1,624,033
AmerisourceBergen Corp.	75,628	8,929,398
Anthem Inc.	125,887	45,187,139
Cardinal Health Inc.	150,894	9,166,810
Centene Corp.(a)	299,499	19,140,981
Cigna Corp.	180,857	43,720,371
CVS Health Corp.	674,022	50,706,675
Encompass Health Corp.	22,587	1,849,875
HCA Healthcare Inc.	136,286	25,668,105

108	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Henry Schein Inc.(a)	73,463	$5,086,578
Humana Inc.	31,719	13,298,191
Laboratory Corp. of America Holdings(a)	50,078	12,771,392
McKesson Corp.	81,636	15,922,285
Molina Healthcare Inc.(a)	13,152	3,074,412
Patterson Companies Inc.	44,683	1,427,622
Quest Diagnostics Inc.	68,911	8,844,038
Tenet Healthcare Corp.(a)	54,348	2,826,096
UnitedHealth Group Inc.	233,223	86,775,282
Universal Health Services Inc., Class B	39,948	5,328,664

		361,347,947

Health Care Technology — 0.1%
Cerner Corp.	89,546	6,436,566

Hotels, Restaurants & Leisure — 2.6%
Booking Holdings Inc.(a)	13,055	30,416,061
Boyd Gaming Corp.(a)	18,963	1,118,059
Caesars Entertainment Inc.(a)	44,981	3,933,588
Carnival Corp.	408,471	10,840,820
Choice Hotels International Inc.	7,036	754,892
Cracker Barrel Old Country Store Inc.	12,269	2,121,065
Darden Restaurants Inc.	66,985	9,511,870
Expedia Group Inc.	45,710	7,867,605
Hilton Worldwide Holdings Inc.	89,892	10,869,741
Las Vegas Sands Corp.	168,828	10,257,989
Marriott International Inc./MD, Class A	136,736	20,251,969
Marriott Vacations Worldwide Corp.	21,119	3,678,507
McDonald’s Corp.	229,928	51,536,062
MGM Resorts International	210,871	8,010,989
Norwegian Cruise Line Holdings Ltd.(a)(b)	187,656	5,177,429
Penn National Gaming Inc.(a)	30,478	3,195,314
Royal Caribbean Cruises Ltd.	112,039	9,591,659
Scientific Games Corp./DE, Class A(a)	12,203	470,060
Six Flags Entertainment Corp.	23,669	1,099,898
Starbucks Corp.	254,150	27,770,971
Travel + Leisure Co.	26,450	1,617,682
Wyndham Hotels & Resorts Inc.	21,978	1,533,625
Wynn Resorts Ltd.	54,343	6,812,982
Yum! Brands Inc.	88,304	9,552,727

		237,991,564

Household Durables — 0.7%
DR Horton Inc.	68,245	6,081,994
Garmin Ltd.	33,794	4,455,739
KB Home	45,268	2,106,320
Leggett & Platt Inc.	68,179	3,112,371
Lennar Corp., Class A	141,084	14,281,933
Mohawk Industries Inc.(a)	30,315	5,829,878
Newell Brands Inc.	194,292	5,203,140
NVR Inc.(a)	1,777	8,371,323
PulteGroup Inc.	67,636	3,546,832
Taylor Morrison Home Corp.(a)	66,772	2,057,245
Toll Brothers Inc.	31,511	1,787,619
TRI Pointe Homes Inc.(a)	60,761	1,237,094
Whirlpool Corp.	32,076	7,067,947

		65,139,435

Household Products — 1.4%
Church & Dwight Co. Inc.	41,146	3,594,103
Clorox Co. (The)	21,374	4,122,617
Colgate-Palmolive Co.	209,193	16,490,684

Security	Shares	Value

Household Products (continued)
Energizer Holdings Inc.	15,873	$753,333
Kimberly-Clark Corp.	107,567	14,957,191
Procter & Gamble Co. (The)	658,157	89,134,203

		129,052,131

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	212,026	5,684,417

Industrial Conglomerates — 2.3%
3M Co.	297,657	57,352,551
Carlisle Companies Inc.	11,463	1,886,581
General Electric Co.	4,506,673	59,172,616
Honeywell International Inc.	357,477	77,597,532
Roper Technologies Inc.	24,917	10,050,023

		206,059,303

Insurance — 3.4%
Aflac Inc.	328,904	16,833,307
Alleghany Corp.(a)	7,234	4,530,582
Allstate Corp. (The)	155,607	17,879,244
American Financial Group Inc./OH	36,232	4,134,071
American International Group Inc.	444,492	20,539,975
Aon PLC, Class A	55,614	12,797,338
Arthur J Gallagher & Co.	57,050	7,118,129
Assurant Inc.	29,568	4,191,855
Chubb Ltd.	231,419	36,557,259
Cincinnati Financial Corp.	77,058	7,943,909
CNO Financial Group Inc.	67,774	1,646,230
Everest Re Group Ltd.	20,593	5,103,151
First American Financial Corp.	55,802	3,161,183
Genworth Financial Inc., Class A(a)	260,318	864,256
Globe Life Inc.	48,634	4,699,503
Hanover Insurance Group Inc. (The)	18,425	2,385,301
Hartford Financial Services Group Inc. (The)	183,768	12,273,865
Kemper Corp.	31,625	2,521,145
Lincoln National Corp.	93,361	5,813,590
Loews Corp.	117,202	6,010,119
Marsh & McLennan Companies Inc.	133,019	16,201,714
Mercury General Corp.	13,634	829,084
MetLife Inc.	386,384	23,488,283
Old Republic International Corp.	145,417	3,175,907
Principal Financial Group Inc.	130,934	7,850,803
Progressive Corp. (The)	108,304	10,354,945
Prudential Financial Inc.	203,780	18,564,358
Reinsurance Group of America Inc.	34,897	4,398,767
RenaissanceRe Holdings Ltd.	11,190	1,793,198
RLI Corp.	8,330	929,378
Selective Insurance Group Inc.	30,836	2,236,843
Travelers Companies Inc. (The)	129,632	19,496,653
Unum Group	104,802	2,916,640
Willis Towers Watson PLC	66,235	15,159,867
WR Berkley Corp.	72,332	5,450,216

		309,850,668

Interactive Media & Services — 0.0%
TripAdvisor Inc.(a)	31,194	1,677,925
Yelp Inc.(a)	17,594	686,166

		2,364,091

IT Services — 4.4%
Accenture PLC, Class A	143,436	39,624,195
Akamai Technologies Inc.(a)	30,473	3,105,199
Alliance Data Systems Corp.	25,671	2,877,462

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Automatic Data Processing Inc.	114,376	$21,556,445
Broadridge Financial Solutions Inc.	29,684	4,544,620
Cognizant Technology Solutions Corp., Class A	133,096	10,397,460
Concentrix Corp.(a)	10,986	1,644,824
DXC Technology Co.	130,923	4,092,653
Fidelity National Information Services Inc.	319,256	44,890,586
Fiserv Inc.(a)	94,859	11,292,015
FleetCor Technologies Inc.(a)	24,402	6,555,109
Gartner Inc.(a)	21,551	3,934,135
Global Payments Inc.	151,747	30,589,160
International Business Machines Corp.	459,305	61,206,984
Jack Henry & Associates Inc.	20,459	3,104,039
LiveRamp Holdings Inc.(a)	16,016	830,910
Mastercard Inc., Class A	144,219	51,349,175
MAXIMUS Inc.	12,092	1,076,672
Paychex Inc.	77,413	7,588,022
Perspecta Inc.	43,713	1,269,863
Sabre Corp.	107,555	1,592,890
VeriSign Inc.(a)	29,891	5,941,135
Visa Inc., Class A	348,718	73,834,062
Western Union Co. (The)	211,422	5,213,667
WEX Inc.(a)	9,603	2,009,140

		400,120,422

Leisure Products — 0.1%
Brunswick Corp./DE	18,155	1,731,442
Hasbro Inc.	65,573	6,302,877
Polaris Inc.	15,811	2,110,769

		10,145,088

Life Sciences Tools & Services — 0.3%
Agilent Technologies Inc.	44,121	5,609,544
Illumina Inc.(a)	37,491	14,398,793
IQVIA Holdings Inc.(a)	35,416	6,840,246
Waters Corp.(a)	14,280	4,057,948

		30,906,531

Machinery — 2.4%
AGCO Corp.	18,332	2,633,392
Caterpillar Inc.	148,549	34,444,057
Colfax Corp.(a)(b)	59,254	2,595,918
Crane Co.	25,471	2,391,982
Cummins Inc.	43,358	11,234,491
Deere & Co.	40,266	15,065,121
Donaldson Co. Inc.	32,409	1,884,907
Dover Corp.	73,835	10,124,994
Flowserve Corp.	66,926	2,597,398
Fortive Corp.	173,314	12,242,901
IDEX Corp.	21,519	4,504,357
Illinois Tool Works Inc.	82,939	18,372,647
Ingersoll Rand Inc.(a)	191,255	9,411,659
ITT Inc.	24,393	2,217,568
Kennametal Inc.	42,788	1,710,236
Middleby Corp. (The)(a)	11,113	1,841,980
Nordson Corp.	10,290	2,044,417
Oshkosh Corp.	35,018	4,155,236
Otis Worldwide Corp.	100,509	6,879,841
PACCAR Inc.	178,151	16,553,791
Parker-Hannifin Corp.	31,801	10,030,989
Pentair PLC	85,478	5,326,989
Snap-on Inc.	27,962	6,451,952
Stanley Black & Decker Inc.	82,784	16,529,481

Security	Shares	Value

Machinery (continued)
Terex Corp.	22,030	$1,014,922
Trinity Industries Inc.	43,365	1,235,469
Westinghouse Air Brake Technologies Corp.	91,700	7,258,972
Woodward Inc.	14,332	1,728,869
Xylem Inc./NY	50,062	5,265,521

		217,750,057

Marine — 0.0%
Kirby Corp.(a)	30,933	1,864,641

Media — 1.4%
Comcast Corp., Class A	1,315,754	71,195,449
Discovery Inc., Class A(a)(b)	83,916	3,646,989
Discovery Inc., Class C, NVS(a)(b)	149,599	5,518,707
DISH Network Corp., Class A(a)	127,143	4,602,577
Fox Corp., Class A, NVS	171,522	6,193,659
Fox Corp., Class B	79,536	2,778,193
Interpublic Group of Companies Inc. (The)	200,598	5,857,462
John Wiley & Sons Inc., Class A	22,557	1,222,589
News Corp., Class A, NVS	201,038	5,112,396
News Corp., Class B	62,679	1,470,449
Omnicom Group Inc.	110,518	8,194,910
TEGNA Inc.	67,721	1,275,187
ViacomCBS Inc., Class B, NVS	301,960	13,618,396

		130,686,963

Metals & Mining — 0.6%
Commercial Metals Co.	61,680	1,902,211
Compass Minerals International Inc.	9,001	564,543
Ferroglobe PLC(a)(d)	5,019	0	(e)
Freeport-McMoRan Inc.(a)	284,385	9,364,798
Newmont Corp.	185,112	11,156,700
Nucor Corp.	152,596	12,248,881
Reliance Steel & Aluminum Co.	32,713	4,981,863
Royal Gold Inc.	14,104	1,517,872
Steel Dynamics Inc.	102,794	5,217,823
United States Steel Corp.(b)	135,028	3,533,683
Worthington Industries Inc.	7,764	520,887

		51,009,261

Multi-Utilities — 1.6%
Ameren Corp.	129,728	10,554,670
Black Hills Corp.	32,230	2,151,997
CenterPoint Energy Inc.	284,834	6,451,490
CMS Energy Corp.	148,613	9,098,088
Consolidated Edison Inc.	175,865	13,154,702
Dominion Energy Inc.	414,104	31,455,340
DTE Energy Co.	99,541	13,252,889
MDU Resources Group Inc.	103,117	3,259,529
NiSource Inc.	202,364	4,878,996
NorthWestern Corp.	26,041	1,697,873
Public Service Enterprise Group Inc.	259,611	15,631,178
Sempra Energy	155,531	20,620,300
WEC Energy Group Inc.	162,127	15,173,466

		147,380,518

Multiline Retail — 0.4%
Dollar Tree Inc.(a)	120,885	13,836,497
Kohl’s Corp.	81,133	4,836,338
Nordstrom Inc.	55,921	2,117,728
Target Corp.	87,500	17,331,125

		38,121,688

110	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels — 4.9%
APA Corp.	191,777	$3,432,808
Cabot Oil & Gas Corp.	205,053	3,850,895
Chevron Corp.	990,149	103,757,714
Cimarex Energy Co.	27,209	1,615,943
ConocoPhillips	696,332	36,884,706
Devon Energy Corp.	304,448	6,652,189
Diamondback Energy Inc.	93,353	6,860,512
EOG Resources Inc.	299,955	21,755,736
EQT Corp.	87,827	1,631,826
Equitrans Midstream Corp.	115,071	938,979
Escrow PetroCorp.(a)(d)	190	—
Exxon Mobil Corp.	2,175,986	121,485,298
Hess Corp.	66,058	4,674,264
HollyFrontier Corp.	76,652	2,742,609
Kinder Morgan Inc.	1,000,679	16,661,305
Marathon Oil Corp.	406,023	4,336,326
Marathon Petroleum Corp.	334,753	17,905,938
Murphy Oil Corp.	74,233	1,218,164
Occidental Petroleum Corp.	430,935	11,471,490
ONEOK Inc.	228,631	11,582,446
Phillips 66	224,516	18,307,035
Pioneer Natural Resources Co.	105,681	16,784,256
Valero Energy Corp.	209,851	15,025,332
Williams Companies Inc. (The)	623,880	14,779,717
World Fuel Services Corp.	32,591	1,147,203

		445,502,691

Paper & Forest Products — 0.0%
Domtar Corp.	28,432	1,050,562
Louisiana-Pacific Corp.	25,377	1,407,409

		2,457,971

Personal Products — 0.2%
Coty Inc., Class A	145,706	1,312,811
Estee Lauder Companies Inc. (The), Class A	51,893	15,093,079
Nu Skin Enterprises Inc., Class A	11,724	620,082

		17,025,972

Pharmaceuticals — 4.1%
Bristol-Myers Squibb Co.	552,756	34,895,486
Eli Lilly & Co.	159,458	29,789,944
Johnson & Johnson	810,679	133,235,094
Merck & Co. Inc.	676,291	52,135,273
Nektar Therapeutics(a)(b)	57,264	1,145,280
Perrigo Co. PLC	68,168	2,758,759
Pfizer Inc.	2,866,876	103,866,917
Viatris Inc.(a)	619,064	8,648,324
Zoetis Inc.	65,923	10,381,554

		376,856,631

Professional Services — 0.4%
CACI International Inc., Class A(a)(b)	7,429	1,832,437
Equifax Inc.	31,308	5,670,818
IHS Markit Ltd.	66,689	6,454,161
Jacobs Engineering Group Inc.	25,406	3,284,234
KBR Inc.	73,344	2,815,676
Leidos Holdings Inc.	68,534	6,598,454
ManpowerGroup Inc.	28,407	2,809,452
Nielsen Holdings PLC	183,686	4,619,703
Robert Half International Inc.	58,583	4,573,575
Science Applications International Corp.	18,281	1,528,109

		40,186,619

Security	Shares	Value

Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A(a)	172,492	$13,645,842
Jones Lang LaSalle Inc.(a)	26,386	4,724,150

		18,369,992

Road & Rail — 1.0%
Avis Budget Group Inc.(a)	26,512	1,923,180
CSX Corp.	188,122	18,138,723
JB Hunt Transport Services Inc.	17,665	2,968,957
Kansas City Southern	22,997	6,069,368
Landstar System Inc.	7,347	1,212,696
Norfolk Southern Corp.	71,205	19,119,967
Ryder System Inc.	27,837	2,105,869
Union Pacific Corp.	179,033	39,460,664
Werner Enterprises Inc.	16,100	759,437

		91,758,861

Semiconductors & Semiconductor Equipment — 3.6%
Amkor Technology Inc.	38,637	916,083
Analog Devices Inc.	108,078	16,760,736
Broadcom Inc.	67,140	31,130,133
Cirrus Logic Inc.(a)	16,913	1,434,053
Intel Corp.	2,088,364	133,655,296
Maxim Integrated Products Inc.	55,020	5,027,177
Microchip Technology Inc.	38,940	6,044,267
Micron Technology Inc.(a)	574,997	50,720,485
NXP Semiconductors NV	134,973	27,175,464
Silicon Laboratories Inc.(a)	9,356	1,319,851
Skyworks Solutions Inc.	40,858	7,496,626
Synaptics Inc.(a)	9,673	1,309,918
Texas Instruments Inc.	222,308	42,013,989

		325,004,078

Software — 0.5%
ACI Worldwide Inc.(a)	27,539	1,047,859
Blackbaud Inc.	13,964	992,561
CDK Global Inc.	31,548	1,705,485
Ceridian HCM Holding Inc.(a)(b)	27,355	2,305,206
Citrix Systems Inc.	22,091	3,100,693
CommVault Systems Inc.(a)	12,308	793,866
InterDigital Inc.	15,844	1,005,302
j2 Global Inc.(a)	8,139	975,540
NortonLifeLock Inc.	299,096	6,358,781
Oracle Corp.	428,988	30,102,088
Teradata Corp.(a)(b)	35,339	1,361,965

		49,749,346

Specialty Retail — 2.1%
Advance Auto Parts Inc.	33,842	6,209,668
American Eagle Outfitters Inc.	76,896	2,248,439
AutoNation Inc.(a)	28,458	2,652,855
AutoZone Inc.(a)	5,043	7,081,885
Best Buy Co. Inc.	59,223	6,799,393
CarMax Inc.(a)	83,270	11,046,598
Dick’s Sporting Goods Inc.	33,842	2,577,068
Foot Locker Inc.	53,627	3,016,519
Gap Inc. (The)(a)	105,786	3,150,307
Home Depot Inc. (The)	154,948	47,297,877
L Brands Inc.	52,860	3,269,920
Lowe’s Companies Inc.	108,960	20,722,013
Murphy USA Inc.	13,005	1,880,003
O’Reilly Automotive Inc.(a)	11,589	5,878,520
Ross Stores Inc.	182,982	21,941,372
TJX Companies Inc. (The)	617,124	40,822,752

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P U.S. Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Ulta Beauty Inc.(a)	14,129	$4,368,263
Urban Outfitters Inc.(a)	35,143	1,306,968

		192,270,420

Technology Hardware, Storage & Peripherals — 0.7%
Hewlett Packard Enterprise Co.	668,099	10,515,878
HP Inc.	643,798	20,440,587
NCR Corp.(a)	66,273	2,515,060
NetApp Inc.	114,413	8,314,393
Seagate Technology PLC	103,717	7,960,280
Western Digital Corp.	158,035	10,548,836
Xerox Holdings Corp.	85,620	2,077,997

		62,373,031

Textiles, Apparel & Luxury Goods — 0.8%
Capri Holdings Ltd.(a)	77,453	3,950,103
Carter’s Inc.	22,326	1,985,451
Columbia Sportswear Co.	9,005	951,198
Hanesbrands Inc.	179,168	3,524,234
Nike Inc., Class B	235,273	31,265,429
PVH Corp.	36,590	3,867,563
Ralph Lauren Corp.	24,729	3,045,624
Skechers U.S.A. Inc., Class A(a)	69,655	2,905,310
Tapestry Inc.	142,661	5,879,060
Under Armour Inc., Class A(a)	97,012	2,149,786
Under Armour Inc., Class C, NVS(a)(b)	100,106	1,847,957
VF Corp.	165,491	13,226,041

		74,597,756

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.	28,918	1,373,316
MGIC Investment Corp.	174,135	2,411,770
New York Community Bancorp. Inc.	238,517	3,010,084
Washington Federal Inc.	39,034	1,202,247

		7,997,417

Tobacco — 1.3%
Altria Group Inc.	955,363	48,876,371
Philip Morris International Inc.	800,452	71,032,111

		119,908,482

Trading Companies & Distributors — 0.2%
Fastenal Co.	73,822	3,711,771
GATX Corp.	18,034	1,672,473
MSC Industrial Direct Co. Inc., Class A	11,685	1,053,870

Security	Shares	Value

Trading Companies & Distributors (continued)
Univar Solutions Inc.(a)	86,978	$1,873,506
Watsco Inc.	6,336	1,652,112
WW Grainger Inc.	8,742	3,504,930

		13,468,662

Water Utilities — 0.1%
American Water Works Co. Inc.	46,546	6,978,176
Essential Utilities Inc.	57,442	2,570,530

		9,548,706

Wireless Telecommunication Services — 0.1%
Telephone and Data Systems Inc.	51,130	1,173,945
T-Mobile U.S. Inc.(a)	92,825	11,630,044

		12,803,989

Total Common Stocks — 99.7% (Cost: $7,743,301,474)		9,059,517,489

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(f)(g)	27,076,094	27,092,339
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(f)	14,010,000	14,010,000

		41,102,339

Total Short-Term Investments — 0.5% (Cost: $41,077,758)		41,102,339

Total Investments in Securities — 100.2% (Cost: $7,784,379,232)		9,100,619,828

Other Assets, Less Liabilities — (0.2)%		(15,752,824)

Net Assets — 100.0%		$9,084,867,004

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

112	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P U.S. Value ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$67,506,392	$—		$(40,496,024	)(a)	$76,322	$5,649	$27,092,339	27,076,094	$457,337	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	9,543,000	4,467,000	(a)	—		—	—	14,010,000	14,010,000	14,672		—
BlackRock Inc.	13,419,525	12,691,122		(20,557,088)		6,320,874	4,604,117	16,478,550	21,856	531,222		—

						$6,397,196	$4,609,766	$57,580,889		$1,003,231		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	69	06/18/21	$13,688	$133,152
S&P MidCap 400 E-Mini Index	36	06/18/21	9,379	(23,546)

				$109,606

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$133,152

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$23,546

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$9,591,584

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$310,966

S C H E D U L E O F I N V E S T M E N T S	113

Schedule of Investments (continued) March 31, 2021	iShares® Core S&P U.S. Value ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$19,359,183

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3		Total
Investments
Assets
Common Stocks	$9,059,517,489	$—	$0	(a)	$9,059,517,489
Money Market Funds	41,102,339	—	—		41,102,339

	$9,100,619,828	$—	$0	(a)	$9,100,619,828

Derivative financial instruments(b)
Assets
Futures Contracts	$133,152	$—	$—		$133,152
Liabilities
Futures Contracts	(23,546)	—	—		(23,546)

	$109,606	$—	$—		$109,606

(a)	Rounds to less than $1.
(b)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

114	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2021

	iShares Core S&P 500 ETF	iShares Core S&P Mid-Cap ETF	iShares Core S&P Small-Cap ETF	iShares Core S&P Total U.S. Stock Market ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$260,703,168,050	$61,029,956,463	$5,511,995,664	$35,917,454,763
Affiliated(c)	2,591,808,505	2,252,512,023	65,557,958,831	794,596,452
Cash	—	4,640	6,393,515	18,465
Cash pledged:
Futures contracts	20,986,800	5,059,100	23,427,000	3,037,790
OTC swaps	—	—	43,360,000	—
Receivables:
Investments sold	87,415	—	32,063,078	52,531
Securities lending income — Affiliated	221,975	369,294	690,023	210,902
Variation margin on futures contracts	1,774,909	63,043	4,895,877	224,075
Due from broker	—	—	9,600,000	—
Capital shares sold	1,399,886	698,652	41,460,679	30
Dividends	172,391,780	51,256,152	55,856,531	24,120,880

Total assets	263,491,839,320	63,339,919,367	71,287,701,198	36,739,715,888

LIABILITIES
Bank overdraft	4,313	—	—	—
Collateral on securities loaned, at value	1,545,142,559	2,197,618,529	2,959,694,350	669,441,661
Payables:
Investments purchased	—	1,774,568	3,331,387	3,536,873
Capital shares redeemed	145,425	100,122	—	355,561
Investment advisory fees	6,532,505	2,551,115	3,508,979	905,511
Unrealized depreciation on:
OTC swaps	—	—	48,154,397	—

Total liabilities	1,551,824,802	2,202,044,334	3,014,689,113	674,239,606

NET ASSETS	$261,940,014,518	$61,137,875,033	$68,273,012,085	$36,065,476,282

NET ASSETS CONSIST OF:
Paid-in capital	$209,238,892,261	$48,189,058,597	$53,770,273,081	$25,819,264,841
Accumulated earnings	52,701,122,257	12,948,816,436	14,502,739,004	10,246,211,441

NET ASSETS	$261,940,014,518	$61,137,875,033	$68,273,012,085	$36,065,476,282

Shares outstanding	659,200,000	235,000,000	630,150,000	394,100,000

Net asset value	$397.36	$260.16	$108.34	$91.51

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$1,545,086,527	$2,178,794,863	$2,922,113,645	$667,067,580
(b) Investments, at cost — Unaffiliated	$202,653,601,215	$46,013,395,352	$4,235,336,666	$25,246,183,477
(c) Investments, at cost — Affiliated	$2,327,288,020	$2,250,967,332	$49,224,846,554	$759,038,358

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	115

Statements of Assets and Liabilities  (continued)

March 31, 2021

	iShares Core S&P U.S. Growth ETF	iShares Core S&P U.S. Value ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$10,408,503,660	$9,043,038,939
Affiliated(c)	78,791,918	57,580,889
Cash	4,865	5,591
Cash pledged:
Futures contracts	525,620	1,384,190
Receivables:
Securities lending income — Affiliated	16,758	5,018
Variation margin on futures contracts	42,392	74,118
Capital shares sold	139,104	261,021
Dividends	2,596,649	10,004,894

Total assets	10,490,620,966	9,112,354,660

LIABILITIES
Collateral on securities loaned, at value	28,384,138	27,064,483
Payables:
Investments purchased	139,104	123,648
Investment advisory fees	350,465	299,525

Total liabilities	28,873,707	27,487,656

NET ASSETS	$10,461,747,259	$9,084,867,004

NET ASSETS CONSIST OF:
Paid-in capital	$7,373,097,439	$8,384,701,214
Accumulated earnings	3,088,649,820	700,165,790

NET ASSETS	$10,461,747,259	$9,084,867,004

Shares outstanding	115,300,000	132,000,000

Net asset value	$90.74	$68.82

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$28,042,510	$26,530,258
(b) Investments, at cost — Unaffiliated	$6,938,720,047	$7,732,541,910
(c) Investments, at cost — Affiliated	$68,743,446	$51,837,322

See notes to financial statements.

116	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2021

	iShares Core S&P 500 ETF	iShares Core S&P Mid-Cap ETF	iShares Core S&P Small-Cap ETF	iShares Core S&P Total U.S. Stock Market ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$3,595,861,106	$659,525,120	$35,352,346	$440,443,847
Dividends — Affiliated	17,392,882	69,300	578,513,525	2,035,369
Interest — Unaffiliated	18,347	2,067	—	—
Securities lending income — Affiliated — net	11,638,337	12,706,868	29,339,816	5,879,054
Foreign taxes withheld	—	—	(859,521)	(72,352)

Total investment income	3,624,910,672	672,303,355	642,346,166	448,285,918

EXPENSES
Investment advisory fees	69,436,582	24,781,969	29,516,775	8,566,779
Miscellaneous	437	437	437	437

Total expenses	69,437,019	24,782,406	29,517,212	8,567,216

Net investment income	3,555,473,653	647,520,949	612,828,954	439,718,702

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(2,534,444,481)	652,267,847	(140,031,598)	(93,654,998)
Investments — Affiliated	1,479,856	417,588	251,966,775	220,769
In-kind redemptions — Unaffiliated	18,642,168,934	3,078,907,668	193,509,274	1,066,655,589
In-kind redemptions — Affiliated	57,557,469	—	2,034,677,610	2,183,058
Futures contracts	207,500,840	32,581,296	57,982,652	26,509,969
Swaps	—	—	176,105,669	—
Payment by affiliate	—	—	10,666	—

Net realized gain	16,374,262,618	3,764,174,399	2,574,221,048	1,001,914,387

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	71,613,138,672	23,655,859,207	2,811,070,528	11,593,748,353
Investments — Affiliated	279,969,844	1,881,355	25,404,390,109	35,007,076
Futures contracts	26,918,132	7,769,511	1,746,803	1,412,711
Swaps	—	—	(48,154,397)	—

Net change in unrealized appreciation (depreciation)	71,920,026,648	23,665,510,073	28,169,053,043	11,630,168,140

Net realized and unrealized gain	88,294,289,266	27,429,684,472	30,743,274,091	12,632,082,527

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$91,849,762,919	$28,077,205,421	$31,356,103,045	$13,071,801,229

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	117

Statements of Operations  (continued)

Year Ended March 31, 2021

	iShares Core S&P U.S. Growth ETF	iShares Core S&P U.S. Value ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$93,073,919	$173,490,105
Dividends — Affiliated	687,265	545,894
Securities lending income — Affiliated — net	641,652	457,337

Total investment income	94,402,836	174,493,336

EXPENSES
Investment advisory fees	3,779,834	2,764,320
Miscellaneous	437	437

Total expenses	3,780,271	2,764,757

Net investment income	90,622,565	171,728,579

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(72,235,354)	(231,781,434)
Investments — Affiliated	285,296	37,779
In-kind redemptions — Unaffiliated	873,542,539	383,109,428
In-kind redemptions — Affiliated	1,091,558	6,359,417
Futures contracts	6,189,425	9,591,584

Net realized gain	808,873,464	167,316,774

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	3,239,039,211	2,549,207,068
Investments — Affiliated	11,921,964	4,609,766
Futures contracts	(310,577)	310,966

Net change in unrealized appreciation (depreciation)	3,250,650,598	2,554,127,800

Net realized and unrealized gain	4,059,524,062	2,721,444,574

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,150,146,627	$2,893,173,153

See notes to financial statements.

118	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Core S&P 500 ETF		iShares Core S&P Mid-Cap ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,555,473,653	$3,667,628,261	$647,520,949	$803,890,168
Net realized gain	16,374,262,618	12,832,314,007	3,764,174,399	681,980,751
Net change in unrealized appreciation (depreciation)	71,920,026,648	(31,314,287,066)	23,665,510,073	(12,349,289,657)

Net increase (decrease) in net assets resulting from operations	91,849,762,919	(14,814,344,798)	28,077,205,421	(10,863,418,738)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,658,069,834)	(4,247,618,450)	(660,710,123)	(881,841,983)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	11,729,365,093	11,733,753,324	(2,001,076,312)	(738,612,388)

NET ASSETS
Total increase (decrease) in net assets	99,921,058,178	(7,328,209,924)	25,415,418,986	(12,483,873,109)
Beginning of year	162,018,956,340	169,347,166,264	35,722,456,047	48,206,329,156

End of year	$261,940,014,518	$162,018,956,340	$61,137,875,033	$35,722,456,047

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	119

Statements of Changes in Net Assets  (continued)

	iShares Core S&P Small-Cap ETF		iShares Core S&P Total U.S. Stock Market ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$612,828,954	$602,877,139	$439,718,702	$422,839,444
Net realized gain	2,574,221,048	1,084,546,026	1,001,914,387	722,984,865
Net change in unrealized appreciation (depreciation)	28,169,053,043	(13,174,375,285)	11,630,168,140	(3,310,773,962)

Net increase (decrease) in net assets resulting from operations	31,356,103,045	(11,486,952,120)	13,071,801,229	(2,164,949,653)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(624,215,143)	(682,114,295)	(462,019,285)	(473,339,349)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	5,677,792,081	968,315,534	2,016,661,633	5,326,635,432

NET ASSETS
Total increase (decrease) in net assets	36,409,679,983	(11,200,750,881)	14,626,443,577	2,688,346,430
Beginning of year	31,863,332,102	43,064,082,983	21,439,032,705	18,750,686,275

End of year	$68,273,012,085	$31,863,332,102	$36,065,476,282	$21,439,032,705

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

120	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares Core S&P U.S. Growth ETF		iShares Core S&P U.S. Value ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$90,622,565	$100,650,943	$171,728,579	$151,573,125
Net realized gain	808,873,464	271,070,800	167,316,774	566,747,440
Net change in unrealized appreciation (depreciation)	3,250,650,598	(683,906,772)	2,554,127,800	(1,526,471,890)

Net increase (decrease) in net assets resulting from operations	4,150,146,627	(312,185,029)	2,893,173,153	(808,151,325)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(94,097,632)	(123,268,559)	(176,376,851)	(155,162,272)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(487,630,998)	1,342,992,470	1,097,687,768	1,025,347,049

NET ASSETS
Total increase in net assets	3,568,417,997	907,538,882	3,814,484,070	62,033,452
Beginning of year	6,893,329,262	5,985,790,380	5,270,382,934	5,208,349,482

End of year	$10,461,747,259	$6,893,329,262	$9,084,867,004	$5,270,382,934

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	121

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core S&P 500 ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$258.44	$284.57	$265.21	$237.21	$206.63

Net investment income(a)	5.60	5.90	5.38	5.00	4.53
Net realized and unrealized gain (loss)(b)	139.01	(25.20)	19.43	27.90	30.49

Net increase (decrease) from investment operations	144.61	(19.30)	24.81	32.90	35.02

Distributions(c)
From net investment income	(5.69)	(6.83)	(5.45)	(4.90)	(4.44)

Total distributions	(5.69)	(6.83)	(5.45)	(4.90)	(4.44)

Net asset value, end of year	$397.36	$258.44	$284.57	$265.21	$237.21

Total Return
Based on net asset value	56.31%	(7.01)%	9.46%	13.95%	17.12%

Ratios to Average Net Assets
Total expenses	0.03%	0.04%	0.04%	0.04%	0.05%

Net investment income	1.64%	1.96%	1.95%	1.94%	2.05%

Supplemental Data
Net assets, end of year (000)	$261,940,015	$162,018,956	$169,347,166	$140,335,431	$101,821,909

Portfolio turnover rate(d)	5%	4%	5%	4%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

122	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core S&P Mid-Cap ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$143.87	$189.34	$187.51	$171.29	$144.16

Net investment income(a)	2.74	3.12	2.85	2.69	2.35
Net realized and unrealized gain (loss)(b)	116.36	(45.14)	1.84	15.96	27.42

Net increase (decrease) from investment operations	119.10	(42.02)	4.69	18.65	29.77

Distributions(c)
From net investment income	(2.81)	(3.45)	(2.86)	(2.43)	(2.64)

Total distributions	(2.81)	(3.45)	(2.86)	(2.43)	(2.64)

Net asset value, end of year	$260.16	$143.87	$189.34	$187.51	$171.29

Total Return
Based on net asset value	83.36%	(22.53)%	2.50%	10.95%	20.81%

Ratios to Average Net Assets
Total expenses	0.05%	0.07%	0.07%	0.07%	0.09%

Net investment income	1.36%	1.62%	1.50%	1.49%	1.49%

Supplemental Data
Net assets, end of year (000)	$61,137,875	$35,722,456	$48,206,329	$44,663,981	$39,234,502

Portfolio turnover rate(d)	20%	15%	17%	10%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	123

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core S&P Small-Cap ETF
	Year Ended 03/31/21		Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17(a)

Net asset value, beginning of year	$56.22		$77.13	$77.05	$69.23	$56.31

Net investment income(b)	1.03		1.06	1.09	0.98	0.87
Net realized and unrealized gain (loss)(c)	52.13		(20.77)	0.11	7.78	12.90

Net increase (decrease) from investment operations	53.16		(19.71)	1.20	8.76	13.77

Distributions(d)
From net investment income	(1.04)		(1.20)	(1.12)	(0.94)	(0.85)

Total distributions	(1.04)		(1.20)	(1.12)	(0.94)	(0.85)

Net asset value, end of year	$108.34		$56.22	$77.13	$77.05	$69.23

Total Return
Based on net asset value	95.23	%(e)	(25.89)%	1.53%	12.71%	24.56%

Ratios to Average Net Assets
Total expenses	0.06%		0.07%	0.07%	0.07%	0.09%

Net investment income	1.28%		1.36%	1.35%	1.33%	1.38%

Supplemental Data
Net assets, end of year (000)	$68,273,012		$31,863,332	$43,064,083	$36,636,388	$29,968,134

Portfolio turnover rate(f)	20%		16%	14%	12%	13%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on January 18, 2017.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

124	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core S&P Total U.S. Stock Market ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17(a)

Net asset value, beginning of year	$57.19	$64.40	$60.42	$54.02	$46.65

Net investment income(b)	1.20	1.27	1.19	1.09	1.00
Net realized and unrealized gain (loss)(c)	34.37	(7.09)	4.00	6.37	7.33

Net increase (decrease) from investment operations	35.57	(5.82)	5.19	7.46	8.33

Distributions(d)
From net investment income	(1.25)	(1.39)	(1.21)	(1.06)	(0.96)

Total distributions	(1.25)	(1.39)	(1.21)	(1.06)	(0.96)

Net asset value, end of year	$91.51	$57.19	$64.40	$60.42	$54.02

Total Return
Based on net asset value	62.58%	(9.28)%	8.68%	13.88%	18.02%

Ratios to Average Net Assets
Total expenses	0.03%	0.03%	0.03%	0.03%	0.03%

Net investment income	1.54%	1.88%	1.90%	1.85%	1.99%

Supplemental Data
Net assets, end of year (000)	$36,065,476	$21,439,033	$18,750,686	$12,948,631	$8,035,118

Portfolio turnover rate(e)	5%	4%	6%	8%	8%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on July 22, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	125

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core S&P U.S. Growth ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17(a)

Net asset value, beginning of year	$57.16	$60.31	$54.56	$46.36	$40.53

Net investment income(b)	0.76	0.92	0.81	0.76	0.65
Net realized and unrealized gain (loss)(c)	33.62	(2.97)	5.68	8.16	5.77

Net increase (decrease) from investment operations	34.38	(2.05)	6.49	8.92	6.42

Distributions(d)
From net investment income	(0.80)	(1.10)	(0.74)	(0.72)	(0.59)

Total distributions	(0.80)	(1.10)	(0.74)	(0.72)	(0.59)

Net asset value, end of year	$90.74	$57.16	$60.31	$54.56	$46.36

Total Return
Based on net asset value	60.34%	(3.54)%	11.95%	19.33%	15.98%

Ratios to Average Net Assets
Total expenses	0.04%	0.04%	0.04%	0.05%	0.06%

Total expenses after fees waived	0.04%	0.04%	0.04%	0.05%	0.06%

Net investment income	0.96%	1.44%	1.41%	1.46%	1.51%

Supplemental Data
Net assets, end of year (000)	$10,461,747	$6,893,329	$5,985,790	$3,693,673	$1,657,371

Portfolio turnover rate(e)	14%	35%	31%	24%	43%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on July 22, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

126	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core S&P U.S. Value ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17(a)

Net asset value, beginning of year	$46.23	$54.82	$53.08	$50.45	$42.89

Net investment income(b)	1.43	1.45	1.37	1.28	1.12
Net realized and unrealized gain (loss)(c)	22.60	(8.57)	1.68	2.51	7.45

Net increase (decrease) from investment operations	24.03	(7.12)	3.05	3.79	8.57

Distributions(d)
From net investment income	(1.44)	(1.47)	(1.31)	(1.16)	(1.01)

Total distributions	(1.44)	(1.47)	(1.31)	(1.16)	(1.01)

Net asset value, end of year	$68.82	$46.23	$54.82	$53.08	$50.45

Total Return
Based on net asset value	52.59%	(13.34)%	5.83%	7.55%	20.18%

Ratios to Average Net Assets
Total expenses	0.04%	0.04%	0.04%	0.05%	0.06%

Total expenses after fees waived	0.04%	0.04%	0.04%	0.05%	0.06%

Net investment income	2.48%	2.52%	2.53%	2.42%	2.36%

Supplemental Data
Net assets, end of year (000)	$9,084,867	$5,270,383	$5,208,349	$3,434,150	$1,692,709

Portfolio turnover rate(e)	25%	34%	35%	27%	49%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on July 22, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	127

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core S&P 500	Diversified
Core S&P Mid-Cap	Diversified
Core S&P Small-Cap	Diversified
Core S&P Total U.S. Stock Market	Diversified
Core S&P U.S. Growth(a)	Diversified
Core S&P U.S. Value	Diversified

(a)

The Fund intends to be diversified in approximately the same proportion as its underlying index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its underlying index.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the statement of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statement of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

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Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be

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Notes to Financial Statements  (continued)

sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA as of March 31, 2021:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
Core S&P 500
Barclays Bank PLC	$125,790,833	$125,790,833	$—	$—
Barclays Capital Inc.	45,635,974	45,616,778	—	(19,196	)(b)
BNP Paribas Prime Brokerage International Ltd.	18,240,745	18,240,745	—	—
BNP Paribas Securities Corp.	10,951,485	10,951,485	—	—
BofA Securities, Inc.	261,538,213	260,831,824	—	(706,389	)(b)
Citigroup Global Markets Inc.	197,280,029	197,280,029	—	—
Credit Suisse Securities (USA) LLC	22,680,516	22,562,538	—	(117,978	)(b)
Goldman Sachs & Co.	92,297,905	92,297,905	—	—
HSBC Bank PLC	5,684,683	5,684,683	—	—
ING Financial Markets LLC	383,368	383,368	—	—
JPMorgan Securities LLC	164,263,028	164,263,028	—	—
Morgan Stanley & Co. LLC	45,772,720	45,772,720	—	—
National Financial Services LLC	4,964,728	4,964,728	—	—
Nomura Securities International Inc.	126,312	126,312	—	—
Scotia Capital (USA) Inc.	85,626	85,626	—	—
SG Americas Securities LLC	12,139,756	12,139,756	—	—
State Street Bank & Trust Company	31,057,518	31,057,518	—	—
UBS AG	18,811,245	18,688,354	—	(122,891	)(b)
UBS Securities LLC	82,555,414	82,555,414	—	—
Virtu Americas LLC	7,524,466	7,524,466	—	—
Wells Fargo Bank, National Association	388,603,020	377,652,185	—	(10,950,835	)(b)
Wells Fargo Securities LLC	8,698,943	8,698,943	—	—

	$1,545,086,527	$1,533,169,238	$—	$(11,917,289)

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Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
Core S&P Mid-Cap
Barclays Bank PLC	$85,753,050	$85,753,050	$—	$—
Barclays Capital Inc.	69,616,105	69,235,565	—	(380,540	)(b)
BMO Capital Markets	751,652	751,652	—	—
BNP Paribas Prime Brokerage International Ltd.	139,326,227	138,989,257	—	(336,970	)(b)
BNP Paribas Securities Corp.	47,849,397	47,849,397	—	—
BofA Securities, Inc.	124,117,857	124,117,857	—	—
Citigroup Global Markets Inc.	92,554,413	92,554,413	—	—
Credit Suisse Securities (USA) LLC	36,292,540	36,292,540	—	—
Deutsche Bank Securities Inc.	3,037,167	3,015,670	—	(21,497	)(b)
Goldman Sachs & Co.	436,495,419	436,495,419	—	—
HSBC Bank PLC	35,016,953	35,016,953	—	—
ING Financial Markets LLC	2,040,875	2,040,875	—	—
Jefferies LLC	10,137,648	10,137,648	—	—
JPMorgan Securities LLC	554,661,658	554,661,658	—	—
Morgan Stanley & Co. LLC	279,449,636	279,449,636	—	—
National Financial Services LLC	85,518,153	85,518,153	—	—
Pershing LLC	172,411	172,411	—	—
Scotia Capital (USA) Inc.	2,654,784	2,571,158	—	(83,626	)(b)
SG Americas Securities LLC	11,703,049	11,703,049	—	—
State Street Bank & Trust Company	22,040,992	21,774,900	—	(266,092	)(b)
TD Prime Services LLC	10,410,827	10,319,090	—	(91,737	)(b)
UBS AG	66,587,475	66,587,475	—	—
UBS Securities LLC	21,042,864	21,042,864	—	—
Virtu Americas LLC	6,808,190	6,808,190	—	—
Wells Fargo Bank, National Association	33,163,721	33,163,721	—	—
Wells Fargo Securities LLC	1,591,800	1,591,800	—	—

	$2,178,794,863	$2,177,614,401	$—	$(1,180,462)

Core S&P Small-Cap
Barclays Bank PLC	$82,919,852	$82,919,852	$—	$—
Barclays Capital Inc.	62,028,395	62,028,395	—	—
BMO Capital Markets	1,536,248	1,536,248	—	—
BNP Paribas Prime Brokerage International Ltd.	228,473,924	228,473,924	—	—
BNP Paribas Securities Corp.	26,334,588	26,258,347	—	(76,241	)(b)
BofA Securities, Inc.	97,818,771	97,818,771	—	—
Citadel Clearing LLC	100,500	100,500	—	—
Citigroup Global Markets Inc.	153,418,604	153,418,604	—	—
Credit Suisse Securities (USA) LLC	74,452,497	73,506,844	—	(945,653	)(b)
Deutsche Bank Securities Inc.	13,617,331	13,416,643	—	(200,688	)(b)
Goldman Sachs & Co.	729,320,618	729,320,618	—	—
HSBC Bank PLC	33,091,431	33,091,431	—	—
Jefferies LLC	19,909,011	19,909,011	—	—
JPMorgan Securities LLC	405,915,997	405,915,997	—	—
Morgan Stanley & Co. LLC	336,192,812	336,192,812	—	—
National Financial Services LLC	295,836,753	295,836,753	—	—
Natixis Securities Americas LLC	5,747,538	5,637,074	—	(110,464	)(b)
Nomura Securities International Inc.	2,943,090	2,943,090	—	—
Pershing LLC	79,840	79,840	—	—
RBC Capital Markets LLC	1,788,076	1,788,076	—	—
Scotia Capital (USA) Inc.	2,526,056	2,448,587	—	(77,469	)(b)
SG Americas Securities LLC	12,777,717	12,777,717	—	—
State Street Bank & Trust Company	90,140,563	89,814,000	—	(326,563	)(b)
TD Prime Services LLC	8,481,870	8,481,870	—	—
UBS AG	41,165,985	41,165,985	—	—
UBS Securities LLC	103,604,887	103,604,887	—	—
Virtu Americas LLC	2,272,105	2,272,105	—	—
Wells Fargo Bank, National Association	711,177	711,177	—	—
Wells Fargo Securities LLC	88,907,409	88,907,409	—	—

	$2,922,113,645	$2,920,376,567	$—	$(1,737,078)

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Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
Core S&P Total U.S. Stock Market
Barclays Bank PLC	$27,643,072	$27,494,974	$—	$(148,098	)(b)
Barclays Capital Inc.	6,841,843	6,841,843	—	—
BMO Capital Markets	2,851,958	2,851,958	—	—
BNP Paribas Prime Brokerage International Ltd.	57,151,027	56,980,593	—	(170,434	)(b)
BNP Paribas Securities Corp.	26,112,776	26,112,776	—	—
BofA Securities, Inc.	19,003,817	19,003,817	—	—
Citadel Clearing LLC	171,402	170,682	—	(720	)(b)
Citigroup Global Markets Inc.	86,445,626	86,445,626	—	—
Credit Suisse Securities (USA) LLC	18,986,416	18,974,855	—	(11,561	)(b)
Deutsche Bank Securities Inc.	12,458,481	12,458,481	—	—
Goldman Sachs & Co.	76,771,619	76,771,619	—	—
HSBC Bank PLC	7,147,178	7,078,578	—	(68,600	)(b)
ING Financial Markets LLC	1,883,977	1,883,977	—	—
Jefferies LLC	3,084,540	3,053,041	—	(31,499	)(b)
JPMorgan Securities LLC	95,925,322	95,718,487	—	(206,835	)(b)
Morgan Stanley & Co. LLC	65,675,861	65,675,861	—	—
National Financial Services LLC	6,701,670	6,701,670	—	—
Natixis Securities Americas LLC	692,955	677,869	—	(15,086	)(b)
Nomura Securities International Inc.	1,287,263	1,204,769	—	(82,494	)(b)
Pershing LLC	701,787	693,220	—	(8,567	)(b)
RBC Capital Markets LLC	1,418,744	1,418,744	—	—
Scotia Capital (USA) Inc.	13,970,398	13,309,500	—	(660,898	)(b)
SG Americas Securities LLC	3,608,691	3,608,691	—	—
State Street Bank & Trust Company	2,487,240	2,474,879	—	(12,361	)(b)
TD Prime Services LLC	21,834,823	21,755,591	—	(79,232	)(b)
UBS AG	46,035,604	46,035,604	—	—
UBS Securities LLC	39,096,555	38,858,625	—	(237,930	)(b)
Virtu Americas LLC	5,613,215	5,613,215	—	—
Wells Fargo Bank, National Association	9,437,687	9,437,687	—	—
Wells Fargo Securities LLC	6,026,033	6,026,033	—	—

	$667,067,580	$665,333,265	$—	$(1,734,315)

Core S&P U.S. Growth
Citigroup Global Markets Inc.	$4,398,868	$4,398,868	$—	$—
Goldman Sachs & Co.	2,628,526	2,614,198	—	(14,328	)(b)
HSBC Bank PLC	1,117,289	1,117,289	—	—
JPMorgan Securities LLC	4,437,806	4,437,806	—	—
Morgan Stanley & Co. LLC	7,245,959	7,245,959	—	—
National Financial Services LLC	5,396,593	5,396,593	—	—
State Street Bank & Trust Company	77,080	77,080	—	—
UBS Securities LLC	2,740,389	2,740,389	—	—

	$28,042,510	$28,028,182	$—	$(14,328)

Core S&P U.S. Value
Barclays Capital Inc.	$412,280	$407,426	$—	$(4,854	)(b)
BMO Capital Markets	973,524	973,524	—	—
BNP Paribas Securities Corp.	1,976,768	1,976,768	—	—
Citigroup Global Markets Inc.	938	938	—	—
Goldman Sachs & Co.	3,620,196	3,620,196	—	—
JPMorgan Securities LLC	8,177,404	8,177,404	—	—
Morgan Stanley & Co. LLC	5,436,442	5,436,442	—	—
National Financial Services LLC	591,665	591,665	—	—
State Street Bank & Trust Company	5,339,712	5,339,712	—	—
Wells Fargo Securities LLC	1,329	1,329	—	—

	$26,530,258	$26,525,404	$—	$(4,854)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

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Notes to Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statement of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statement of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Total return swaps are entered into by the iShares Core S&P Small-Cap ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

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Notes to Financial Statements  (continued)

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core S&P 500	0.03%
Core S&P Mid-Cap	0.05
Core S&P Small-Cap	0.06
Core S&P Total U.S. Stock Market	0.03
Core S&P U.S. Growth	0.04
Core S&P U.S. Value	0.04

Prior to June 25, 2020, for its investment advisory services to each of the following Funds, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core S&P 500	0.04%
Core S&P Mid-Cap	0.06
Core S&P Small-Cap	0.07

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement,

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Notes to Financial Statements  (continued)

will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, each Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended March 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Core S&P 500	$4,461,292
Core S&P Mid-Cap	5,113,091
Core S&P Small-Cap	10,775,901
Core S&P Total U.S. Stock Market	2,177,063
Core S&P U.S. Growth	261,098
Core S&P U.S. Value	165,956

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Core S&P 500	$5,639,062,338	$2,382,237,211	$(740,387,131)
Core S&P Mid-Cap	1,436,740,129	2,302,453,758	502,771,999
Core S&P Small-Cap	339,998,732	372,458,104	75,152,718
Core S&P Total U.S. Stock Market	205,133,066	297,636,141	(33,001,570)
Core S&P U.S. Growth	908,343,101	695,816,633	(42,627,894)
Core S&P U.S. Value	1,188,033,450	391,421,141	(47,624,700)

During the year ended March 31, 2021, iShares Core S&P Small-Cap ETF received a reimbursement of $10,666 from an affiliate, which is included in payment by affiliate in the statement of operations, related to an operating event.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Core S&P 500	$11,677,591,243	$11,434,956,975
Core S&P Mid-Cap	9,672,605,697	9,623,397,593
Core S&P Small-Cap	9,548,630,932	9,362,264,505
Core S&P Total U.S. Stock Market	1,632,746,509	1,582,220,275
Core S&P U.S. Growth	1,299,969,759	1,295,472,471
Core S&P U.S. Value	1,703,568,749	1,688,167,577

For the year ended March 31, 2021, in-kind transactions were as follows:

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Notes to Financial Statements  (continued)

iShares ETF	In-kind Purchases	In-kind Sales
Core S&P 500	$61,011,889,091	$49,038,859,984
Core S&P Mid-Cap	7,312,388,707	9,188,175,019
Core S&P Small-Cap	10,334,210,737	5,441,172,107
Core S&P Total U.S. Stock Market	4,659,209,416	2,646,537,850
Core S&P U.S. Growth	1,796,596,579	2,278,461,008
Core S&P U.S. Value	2,459,819,190	1,367,234,259

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2021, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings
Core S&P 500	$18,741,993,253	$(18,741,993,253)
Core S&P Mid-Cap	3,103,711,807	(3,103,711,807)
Core S&P Small-Cap	2,247,715,138	(2,247,715,138)
Core S&P Total U.S. Stock Market	1,069,900,649	(1,069,900,649)
Core S&P U.S. Growth	841,890,895	(841,890,895)
Core S&P U.S. Value	428,509,495	(428,509,495)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/21	Year Ended 03/31/20
Core S&P 500
Ordinary income	$3,658,069,834	$4,247,618,450

Core S&P Mid-Cap
Ordinary income	$660,710,123	$881,841,983

Core S&P Small-Cap
Ordinary income	$624,215,143	$682,114,295

Core S&P Total U.S. Stock Market
Ordinary income	$462,019,285	$473,339,349

Core S&P U.S. Growth
Ordinary income	$94,097,632	$123,268,559

Core S&P U.S. Value
Ordinary income	$176,376,851	$155,162,272

As of March 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Core S&P 500	$—	$(4,128,046,808)	$56,829,169,065	$52,701,122,257
Core S&P Mid-Cap	—	(1,737,798,510)	14,686,614,946	12,948,816,436
Core S&P Small-Cap	118,736,200	(2,388,028,988)	16,772,031,792	14,502,739,004
Core S&P Total U.S. Stock Market	—	(358,810,939)	10,605,022,380	10,246,211,441
Core S&P U.S. Growth	—	(365,934,964)	3,454,584,784	3,088,649,820
Core S&P U.S. Value	—	(580,422,122)	1,280,587,912	700,165,790

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Notes to Financial Statements  (continued)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the characterization of corporate actions and the accounting for swap agreements.

For the year ended March 31, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
Core S&P Mid-Cap	$862,708,815
Core S&P Small-Cap	460,246,299

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core S&P 500	$206,465,807,490	$64,187,982,640	$(7,358,813,575)	$56,829,169,065
Core S&P Mid-Cap	48,595,853,540	16,249,471,358	(1,562,856,412)	14,686,614,946
Core S&P Small-Cap	54,297,922,703	18,999,048,142	(2,227,016,350)	16,772,031,792
Core S&P Total U.S. Stock Market	26,107,028,835	11,331,429,155	(726,406,775)	10,605,022,380
Core S&P U.S. Growth	7,032,710,794	3,478,210,026	(23,625,242)	3,454,584,784
Core S&P U.S. Value	7,820,031,916	1,378,471,448	(97,883,536)	1,280,587,912

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

N O T E S T O F I N A N C I A L S T A T E M E N T S	137

Notes to Financial Statements  (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/21		Year Ended 03/31/20
iShares ETF	Shares	Amount	Shares	Amount
Core S&P 500
Shares sold	175,150,000	$61,202,856,824	190,300,000	$58,035,374,955
Shares redeemed	(142,850,000)	(49,473,491,731)	(158,500,000)	(46,301,621,631)

Net increase	32,300,000	$11,729,365,093	31,800,000	$11,733,753,324

Core S&P Mid-Cap
Shares sold	34,950,000	$7,366,222,576	38,600,000	$7,474,531,928
Shares redeemed	(48,250,000)	(9,367,298,888)	(44,900,000)	(8,213,144,316)

Net decrease	(13,300,000)	$(2,001,076,312)	(6,300,000)	$(738,612,388)

Core S&P Small-Cap
Shares sold	140,250,000	$11,820,860,552	126,600,000	$9,917,239,091
Shares redeemed	(76,850,000)	(6,143,068,471)	(118,150,000)	(8,948,923,557)

Net increase	63,400,000	$5,677,792,081	8,450,000	$968,315,534

Core S&P Total U.S. Stock Market
Shares sold	57,550,000	$4,688,274,607	110,900,000	$7,197,214,337
Shares redeemed	(38,350,000)	(2,671,612,974)	(27,150,000)	(1,870,578,905)

Net increase	19,200,000	$2,016,661,633	83,750,000	$5,326,635,432

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Notes to Financial Statements  (continued)

	Year Ended 03/31/21		Year Ended 03/31/20
iShares ETF	Shares	Amount	Shares	Amount
Core S&P U.S. Growth
Shares sold	22,000,000	$1,801,756,906	38,100,000	$2,456,755,648
Shares redeemed	(27,300,000)	(2,289,387,904)	(16,750,000)	(1,113,763,178)

Net increase (decrease)	(5,300,000)	$(487,630,998)	21,350,000	$1,342,992,470

Core S&P U.S. Value
Shares sold	41,100,000	$2,470,343,171	53,700,000	$3,167,315,935
Shares redeemed	(23,100,000)	(1,372,655,403)	(34,700,000)	(2,141,968,886)

Net increase	18,000,000	$1,097,687,768	19,000,000	$1,025,347,049

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation seeks to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares Core S&P 500 ETF, iShares Core S&P Total U.S. Stock Market ETF and iShares Core S&P U.S. Value ETF received proceeds of $3,938,764, $41,582 and $255,306, respectively, in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but are currently subject to an appeal which remains pending. The outcome of this appeal could result in new claims being brought against the Impacted Funds and/or previously dismissed claims being revived and subject to continuing litigation. The Impacted Funds intend to vigorously defend the Litigation.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	139

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF,

iShares Core S&P Small-Cap ETF, iShares Core S&P Total U.S. Stock Market ETF,

iShares Core S&P U.S. Growth ETF and iShares Core S&P U.S. Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares Core S&P Total U.S. Stock Market ETF, iShares Core S&P U.S. Growth ETF and iShares Core S&P U.S. Value ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended March 31, 2021 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Core S&P 500	94.09%
Core S&P Mid-Cap	81.68%
Core S&P Small-Cap	65.98%
Core S&P Total U.S. Stock Market	89.30%
Core S&P U.S. Growth	94.98%
Core S&P U.S. Value	90.67%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Dividend Income
Core S&P 500	$3,542,823,992
Core S&P Mid-Cap	552,778,601
Core S&P Small-Cap	501,213,859
Core S&P Total U.S. Stock Market	421,264,934
Core S&P U.S. Growth	88,955,428
Core S&P U.S. Value	167,168,026

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Business Income
Core S&P 500	$121,303,304
Core S&P Mid-Cap	102,051,064
Core S&P Small-Cap	101,537,076
Core S&P Total U.S. Stock Market	22,911,311
Core S&P U.S. Growth	4,109,115
Core S&P U.S. Value	6,620,067

I M P O R T A N T T A X I N F O R M A T I O N	141

Statement Regarding Liquidity Risk Management Program  (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares Core S&P Total U.S. Stock Market ETF, iShares Core S&P U.S. Growth ETF and iShares Core S&P U.S. Value ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 2, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and closures in certain countries and the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a Fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following enhancements to the Program: (1) certain single country emerging market ETFs were added to a $300 million credit agreement with State Street Bank and Trust Company; and (2) certain updates were made to the RATS and HLIM calculation methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core S&P 500(a)	$5.632291	$—	$0.055710	$5.688001	99%	—%	1%	100%
Core S&P Mid-Cap(a)	2.652346	—	0.156903	2.809249	94	—	6	100
Core S&P Small-Cap(a)	0.966530	—	0.070657	1.037187	93	—	7	100
Core S&P Total U.S. Stock Market(a)	1.224106	—	0.022284	1.246390	98	—	2	100
Core S&P U.S. Growth(a)	0.783623	—	0.011787	0.795410	99	—	1	100
Core S&P U.S. Value(a)	1.422570	—	0.015469	1.438039	99	—	1	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF and iShares Core S&P Small-Cap ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

S U P P L E M E N T A L I N F O R M A T I O N	143

Supplemental Information  (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares Core S&P 500 ETF in respect of the Company’s financial year ending 31 December 2020 is USD 18.55 million. This figure is comprised of fixed remuneration of USD 8.64 million and variable remuneration of USD 9.91 million. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares Core S&P 500 ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 3.02 million, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 243.95 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares Core S&P Mid-Cap ETF in respect of the Company’s financial year ending 31 December 2020 is USD 4.18 million. This figure is comprised of fixed remuneration of USD 1.95 million and variable remuneration of USD

2.23 million. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares Core S&P Mid-Cap ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 680.4 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 54.92 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares Core S&P Small-Cap ETF in respect of the Company’s financial year ending 31 December 2020 is USD 4.36 million. This figure is comprised of fixed remuneration of USD 2.03 million and variable remuneration of USD

2.33 million. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares Core S&P Small-Cap ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 710 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 57.31 thousand.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 376 funds as of March 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	145

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

Complete Schedules of Portfolio Holdings

The complete schedules of investments in securities of unaffiliated issuers for certain iShares Funds in this report are also available without charge, upon request, by calling toll-free 1-800-474-2737.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	147

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

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Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-302-0321

MARCH 31, 2021

2021 Annual Report

iShares Trust

•	iShares Global 100 ETF | IOO | NYSE Arca

•	iShares Global Clean Energy ETF | ICLN | NASDAQ

•	iShares Global Infrastructure ETF | IGF | NASDAQ

•	iShares Global Timber & Forestry ETF | WOOD | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2021 reflected a remarkable period of disruption and adaptation, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world instituted economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

As April 2020 began, stocks were near their lowest point since the beginning of the pandemic. However, a steady recovery began, as businesses started re-opening and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following the implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) was near all-time lows as the period began, reflecting a reduced investor appetite for risk. However, inflation concerns from a rapidly expanding economy raised yields late in the reporting period, leading to a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to positive returns for corporate bonds, particularly high-yield corporates, which gained substantially.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. In early 2021, President Biden signed one of the largest economic rescue packages in U.S. history, which should provide a solid tailwind for economic growth. In our view, inflation is likely to increase somewhat as the expansion continues, but moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion due to the change in Fed policy.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are neutral overall on credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.07%	56.35%
U.S. small cap equities (Russell 2000® Index)	48.05	94.85
International equities (MSCI Europe, Australasia, Far East Index)	20.08	44.57
Emerging market equities (MSCI Emerging Markets Index)	22.43	58.39
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.12
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.88)	(8.23)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.73)	0.71
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.46	5.29
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.35	23.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended March 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 54.60% in U.S. dollar terms for the reporting period.

The reporting period began near the height of uncertainty surrounding the coronavirus pandemic, which drove equity prices to a multi-year low. However, stocks began to recover as governments took measures to adapt to the economic and public health impact of the novel coronavirus. In November 2020, news that several vaccines under development showed high effectiveness rates boosted equities. Optimism about the growth outlook for the global economy led to further advances, and stocks moved past pre-pandemic prices to reach all-time highs near the end of the reporting period.

The U.S. experienced a remarkable recovery from the depths of the pandemic-induced upheaval, and U.S. stocks rebounded to post substantial gains. As the reporting period began, unemployment reached its highest level since the Great Depression, and economic activity was declining, with a significant contraction in the second quarter of 2020. However, unprecedented fiscal stimulus began to reverse the downward economic momentum. Individuals began to receive direct payments in April 2020 as part of the U.S. $2.2 trillion CARES Act, and payments to support businesses that kept employees on payroll helped to stabilize the economy. Unemployment began to decline, decreasing each month between April 2020 and November 2020, yet remained elevated compared to pre-pandemic levels.

The U.S. Federal Reserve (“Fed”) also responded to the pandemic, acting to stabilize bond markets by continuing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities, which later expanded to include corporate bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy.

Stocks in Europe also gained significantly, despite a recovery that trailed other major economies. European countries experienced some of the highest infection rates early in the pandemic, particularly Italy, Spain, and the U.K., and governments instituted a series of restrictions that weighed on economic growth. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased and Eurozone countries reached a deal for a collective €750 billion of stimulus spending. However, a new wave of cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020, even as much of the world was returning to growth. The continent also faced headwinds due to a slow vaccine rollout and another sharp increase in coronavirus cases in March 2021, which prompted the return of some restrictions.

Asia-Pacific regional stocks advanced notably amid a sharp rebound in economic activity. While the course of the pandemic varied by country, the Asia-Pacific region overall had fewer cases and deaths per capita than other regions, despite an increase late in the reporting period. China returned to growth in the second quarter of 2020, earlier than most countries. China’s restart helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. In November 2020, 14 countries joined China to form the world’s largest trade pact, the Regional Comprehensive Economic Partnership, designed to facilitate trade between its members.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Global 100 ETF

Investment Objective

The iShares Global 100 ETF (the “Fund”) seeks to track the investment results of an index composed of 100 large-capitalization global equities, as represented by the S&P Global 100TM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	49.88%	15.43%	10.15%	49.88%	104.88%	162.82%
Fund Market	50.24	15.51	10.12	50.24	105.61	162.17
Index	49.81	15.29	10.01	49.81	103.72	159.70

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,180.00	$2.17		$1,000.00	$1,022.90	$2.02		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2021 (continued)	iShares® Global 100 ETF

Portfolio Management Commentary

Amid worldwide recovery following the pandemic-related economic disruption, large-capitalization global stocks posted a significant gain for the reporting period. Stocks from the U.S., which represented approximately 71% of the Index on average, constituted the majority of the Index’s return.

Among U.S. stocks, the information technology sector contributed the most to the Index’s return, driven by strong performance in the technology hardware, storage, and peripherals industry. A sharp increase in working and studying from home during the pandemic boosted demand for computers, mobile devices, and technology services, which helped generate higher revenues for the industry. The release of a new 5G-enabled smartphone buoyed sales amid significant investments in U.S. 5G infrastructure. Strong sales of accessories and wearables further boosted industry profitability. The software industry also advanced, as the pandemic-related disruption accelerated adoption of cloud-based software products. Higher revenues from sales of business productivity software and intelligent cloud platforms drove industry gains.

The consumer discretionary sector also contributed significantly to the Index’s performance, led by the internet and direct marketing retail industry. Consumers increased their share of online purchases during the pandemic, which helped the industry’s sales even as total consumer spending declined. Investments in logistics, such as fulfillment and data centers, boosted capacity in the industry, leading to higher sales and improved profitability.

The communication services sector in the U.S. was another source of strength for the Index’s return, led by the interactive media and services industry. Higher internet usage by homebound consumers drove an increase in online advertising, which led to revenue gains in the industry. Financials stocks also aided performance, as the rebounding U.S. economy improved the financial outlook for banks. Banks reduced their provisions for loan losses, which buoyed earnings, and rising bond yields late in the reporting period increased expectations for bank profitability.

European companies bolstered the Index’s return, notably stocks from Germany and France. German industrial companies benefited from increasing foreign demand for industrial goods, while brisk sales of luxury fashion products supported the French consumer discretionary sector.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	28.2%
Consumer Discretionary	14.5
Health Care	12.5
Consumer Staples	11.2
Financials	10.8
Communication Services	8.5
Industrials	6.1
Energy	4.8
Materials	2.1
Other (each representing less than 1%)	1.3

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	71.1%
United Kingdom	7.1
Switzerland	5.7
France	4.6
Germany	3.8
Japan	3.5
South Korea	2.2
Spain	0.8
Australia	0.6
Netherlands	0.6

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Global Clean Energy ETF

Investment Objective

The iShares Global Clean Energy ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the clean energy sector, as represented by the S&P Global Clean Energy IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

On March 31, 2021, the Board of Trustees of iShares Trust approved a change in the fiscal year-end of the Fund, effective as of April 30, 2021, from March 31 to April 30.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	151.73%	23.74%	5.22%	151.73%	190.10%	66.35%
Fund Market	154.13	23.84	5.28	154.13	191.26	67.25
Index	152.46	23.45	4.26	152.46	186.73	51.76

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,307.60	$2.42		$1,000.00	$1,022.80	$2.12		0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2021 (continued)	iShares® Global Clean Energy ETF

Portfolio Management Commentary

Global clean energy investment increased substantially in 2020 despite the disruption of the pandemic, driven in particular by a rise in electrified transport investment. While the pandemic’s disruption to industry lowered greenhouse gas emissions, it also delayed some renewable energy projects. Nonetheless, estimates indicated that clean energy installation reached an all-time high in 2020, with nearly 90% of overall installation coming from renewable sources. Governments made noteworthy investments in clean energy projects as part of their pandemic response, including a climate-focused package approved by the E.U. that exceeded €500 million. In the U.S., the December 2020 stimulus bill included wind and solar power incentives. China announced a plan to achieve carbon neutrality by 2060, and more than doubled its renewable installation in 2020.

Supported by these trends, clean energy stocks posted remarkable gains for the reporting period. Stocks in the U.S., where renewable energy production increased 11% to provide 40% of total power demand, contributed the most to the Index’s performance. Among U.S. stocks, the information technology sector was the leading source of strength. Companies that provide components and storage solutions for solar technologies advanced strongly amid a record increase in U.S. solar installation for 2020.

U.S. industrials companies further boosted the Index’s performance, particularly in the electrical components and equipment industry. Merger and acquisition activity and strong sales growth helped companies that manufacture hydrogen-based fuel cell technology. The utilities sector also benefited from acquisition activity and the strong performance of solar and efficient natural gas infrastructure projects.

Chinese stocks contributed notably to the Index’s return as well. The increase in demand for solar power drove solid gains in the semiconductors and semiconductor equipment industry. Companies making photovoltaic glass and solar modules were boosted by favorable political developments, particularly China’s commitment to stop greenhouse emission growth by 2030.

European clean energy stocks also advanced, most notably in Spain and Denmark. Heavy electrical equipment manufacturers in both countries benefited from a rise in demand for wind power, which led to increased orders.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Renewable Electricity	33.0%
Semiconductor Equipment	17.5
Electric Utilities	17.1
Electrical Components & Equipment	14.2
Heavy Electrical Equipment	9.7
Semiconductors	6.9
Oil & Gas Refining & Marketing	1.6

TEN LARGEST GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments	(a)
United States	32.2%
Denmark	8.8
Canada	8.4
New Zealand	8.0
China	8.0
Spain	7.0
Austria	5.0
Brazil	4.1
Portugal	3.9
Norway	3.7

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Global Infrastructure ETF

Investment Objective

The iShares Global Infrastructure ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities in the infrastructure industry,as represented by the S&P Global Infrastructure IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	36.27%	5.99%	5.52%	36.27%	33.73%	71.14%
Fund Market	35.41	6.03	5.48	35.41	33.98	70.42
Index	35.99	5.79	5.33	35.99	32.51	68.13

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,181.90	$2.28		$1,000.00	$1,022.80	$2.12		0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2021 (continued)	iShares® Global Infrastructure ETF

Portfolio Management Commentary

Global infrastructure stocks advanced sharply for the reporting period amid rebounding economic activity and optimism about COVID-19 vaccination programs. A wide-ranging U.S. infrastructure proposal near the end of the reporting period heightened expectations for increased infrastructure spending. U.S. stocks were the largest contributors to the Index’s return, led by the utilities sector. Although commercial and industrial demand slowed under pandemic-related restrictions, utilities largely compensated with strong residential sales, cost-control efforts, and regulatory support. The U.S. infrastructure proposal helped bolster the sector, in part because many utilities are transitioning toward renewable energy projects, a focus for the new administration and for investors focused on environmental responsibility. Utilities tend to offer solid dividend yields relative to bonds, and to be resilient in market downturns, attractive qualities in an environment of low interest rates and high stock valuations.

U.S. oil, gas, and consumable fuels stocks led contribution from the energy sector. A recovery in oil and natural gas prices, which began the reporting period at low levels during the pandemic’s economic disruption, helped earnings of midstream energy companies, which are involved in the transport, processing, and storage of oil and gas. Pipeline operators benefited from increased natural gas volumes, which drive fee income, while liquified natural gas (“LNG”) exporters advanced amid surging prices and volume increases.

Australian stocks also contributed to the Index’s returns, led by transportation companies in the industrials sector. The highways and railtracks industry, which generates revenue from road tolls, advanced along with reopening, infrastructure spending in a proposed budget from the Australian government, and expansion in the U.S. Port and airport operators advanced as consumer activity rebounded from recessionary levels, and manufacturing activity improved in both Australia and China, a key trade partner.

Canadian energy infrastructure stocks also contributed to the Index’s performance during the reporting period. Energy sector companies benefited from the rebound in oil prices and refinery utilization. A reliable and growing dividend stream also bolstered the industry’s stocks, along with investments in future expansion, including clean energy projects.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Electric Utilities	25.2%
Airport Services	20.9
Oil & Gas Storage & Transportation	20.0
Highways & Railtracks	15.1
Multi-Utilities	13.0
Marine Ports & Services	3.4
Water Utilities	1.4
Other (each representing less than 1%)	1.0

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	35.8%
Canada	10.9
Australia	10.6
Italy	7.8
Spain	7.6
France	4.7
China	4.2
United Kingdom	3.7
Mexico	3.5
Germany	3.2

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Global Timber & Forestry ETF

Investment Objective

The iShares Global Timber & Forestry ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in or related to the timber and forestry industry, as represented by the S&P Global Timber & Forestry IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	79.23%	14.61%	7.26%	79.23%	97.78%	101.62%
Fund Market	80.54	14.71	7.24	80.54	98.64	101.21
Index	79.25	14.42	6.93	79.25	96.13	95.42

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,323.10	$ 2.43		$ 1,000.00	$ 1,022.80	$ 2.12		0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2021 (continued)	iShares® Global Timber & Forestry ETF

Portfolio Management Commentary

Global timber and forestry stocks advanced strongly during the reporting period, supported by surging demand for wood products, which drove the price of lumber futures to record highs. Following temporary closures early in the pandemic, lumber mills ramped up production in response to surging demand for wood amid a sharp pick-up in home improvement projects. A brisk rise in new home construction propelled by record-low mortgage rates and pandemic-weary consumers leaving cities for lower density suburbs also drove gains for timber and forestry stocks.

U.S.-based lumber companies, particularly specialized real estate investment trusts (“REITs”) engaged in logging and forest management, were the largest contributors to the Index’s return. The value of timber REITs is highly sensitive to the price of timber and prevailing homebuilding conditions, so the industry benefited from a housing shortage that drove sales of products used in residential construction, such as structural lumber and engineered wood. Demand for new housing grew as cooped-up consumers eager for more space left cities in favor of suburbs. In this environment, new residential construction rose to the highest level in more than 14 years.

U.S. materials stocks also contributed meaningfully to performance. Containers and packaging companies advanced amid pandemic-driven demand from e-commerce companies for corrugated cardboard packaging. Strong sales of paper products and processed foods and beverages drove income gains for consumer packaging firms, as demand surged during lockdowns.

Canadian stocks further boosted the Index’s return. Canadian forest products companies, which face government-mandated supply constraints and high tariffs to import products to the U.S., benefited from their significant investments in timber mills in southern U.S. states, where timber prices are relatively low. The Swedish forest products industry also advanced due to strong demand and rising prices for building materials from the U.S., the U.K., and northern Europe. In addition, Finland-based paper products companies buoyed performance, driven primarily by packaging materials such as labels, which benefited from a rise in online shopping.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Paper Products	31.8%
Specialized Real Estate Investment Trusts (REITs)	24.2
Forest Products	21.6
Paper Packaging	18.8
Homebuilding	3.6

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	34.4%
Sweden	14.8
Canada	13.9
Japan	10.6
Finland	9.5
Brazil	7.1
United Kingdom	4.0
Ireland	4.0
South Africa	1.7

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	13

Schedule of Investments March 31, 2021	iShares® Global 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.6%
BHP Group Ltd.	524,076	$18,082,061

France — 4.6%
AXA SA	368,053	9,899,421
Cie. de Saint-Gobain(a)	95,971	5,675,827
Engie SA(a)	313,107	4,454,573
L’Oreal SA	42,689	16,396,327
LVMH Moet Hennessy Louis Vuitton SE	47,590	31,775,253
Orange SA	360,413	4,449,847
Sanofi	203,650	20,165,215
Schneider Electric SE	95,807	14,666,399
Societe Generale SA(a)	139,966	3,670,861
TOTAL SE	443,827	20,747,818
Vivendi SE	155,445	5,115,444

		137,016,985

Germany — 3.8%
Allianz SE, Registered	73,243	18,684,197
BASF SE	162,746	13,549,941
Bayer AG, Registered	174,301	11,054,023
Daimler AG, Registered	148,520	13,267,961
Deutsche Bank AG, Registered(a)	371,230	4,445,090
Deutsche Telekom AG, Registered	575,188	11,607,231
E.ON SE	396,739	4,627,433
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	24,954	7,701,644
RWE AG	121,636	4,777,681
Siemens AG, Registered	143,261	23,572,440

		113,287,641

Japan — 3.5%
Bridgestone Corp.	108,300	4,385,905
Canon Inc.	190,350	4,310,868
Honda Motor Co. Ltd.	305,600	9,179,062
Mitsubishi UFJ Financial Group Inc.	2,288,400	12,253,812
Nissan Motor Co. Ltd.(a)	419,900	2,340,420
Panasonic Corp.	415,100	5,347,465
Seven & i Holdings Co. Ltd.	140,820	5,687,599
Sony Corp.	224,700	23,578,249
Toyota Motor Corp.	452,100	35,251,526

		102,334,906

Netherlands — 0.6%
ING Groep NV	692,611	8,491,912
Koninklijke Philips NV(a)	162,597	9,301,800

		17,793,712

South Korea — 2.2%
Samsung Electronics Co. Ltd.	912,049	65,598,223

Spain — 0.8%
Banco Bilbao Vizcaya Argentaria SA	1,190,799	6,194,388
Banco Santander SA(a)	3,080,536	10,488,740
Repsol SA	256,251	3,180,372
Telefonica SA	942,485	4,228,099

		24,091,599

Switzerland — 5.6%
ABB Ltd., Registered	338,573	10,274,287
Credit Suisse Group AG, Registered	410,630	4,320,308
Nestle SA, Registered	511,805	57,284,746
Novartis AG, Registered	438,269	37,612,482
Roche Holding AG, Bearer	4,845	1,662,790

Security	Shares	Value

Switzerland (continued)
Roche Holding AG, NVS	125,117	$40,606,691
Swiss Re AG	49,767	4,915,625
UBS Group AG, Registered	685,555	10,660,466

		167,337,395

United Kingdom — 7.1%
Anglo American PLC	241,204	9,459,535
AstraZeneca PLC	233,199	23,316,843
Aviva PLC	691,470	3,894,316
Barclays PLC	2,917,391	7,483,514
BP PLC	3,581,887	14,561,400
Diageo PLC	414,193	17,083,865
GlaxoSmithKline PLC	893,742	15,882,280
HSBC Holdings PLC	3,686,420	21,524,610
National Grid PLC	678,139	8,083,832
Prudential PLC	465,953	9,903,498
Rio Tinto PLC	191,653	14,675,517
Royal Dutch Shell PLC, Class A	728,012	14,200,751
Royal Dutch Shell PLC, Class B	657,613	12,112,575
Standard Chartered PLC	466,862	3,217,428
Unilever PLC	467,081	26,138,157
Vodafone Group PLC	4,763,856	8,668,069

		210,206,190

United States — 70.8%
3M Co.	102,876	19,822,148
Abbott Laboratories	314,904	37,738,095
Alphabet Inc., Class A(a)	53,475	110,293,257
Alphabet Inc., Class C, NVS(a)	51,207	105,928,336
Amazon.com Inc.(a)	76,086	235,416,171
American Tower Corp.	78,944	18,872,353
Aon PLC, Class A	40,624	9,347,989
Apple Inc.	2,805,167	342,651,149
Bristol-Myers Squibb Co.	398,017	25,126,813
Caterpillar Inc.	96,872	22,461,711
Chevron Corp.	342,218	35,861,024
Citigroup Inc.	370,809	26,976,355
Coca-Cola Co. (The)	688,988	36,316,558
Colgate-Palmolive Co.	151,934	11,976,957
DuPont de Nemours Inc.	96,121	7,428,231
Emerson Electric Co.	106,315	9,591,739
Exxon Mobil Corp.	752,071	41,988,124
Ford Motor Co.(a)	694,147	8,503,301
General Electric Co.	1,557,610	20,451,419
Goldman Sachs Group Inc. (The)	61,266	20,033,982
Honeywell International Inc.	124,105	26,939,472
HP Inc.	222,510	7,064,693
Intel Corp.	721,785	46,194,240
International Business Machines Corp.	158,844	21,167,552
Johnson & Johnson	466,981	76,748,327
Johnson Controls International PLC	127,955	7,635,075
JPMorgan Chase & Co.	542,095	82,523,122
Kimberly-Clark Corp.	60,542	8,418,365
Marsh & McLennan Companies Inc.	90,440	11,015,592
McDonald’s Corp.	132,531	29,705,498
Merck & Co. Inc.	449,784	34,673,849
Microsoft Corp.	1,340,690	316,094,481
Morgan Stanley	266,588	20,703,224
Nike Inc., Class B	225,876	30,016,662
PepsiCo Inc.	245,332	34,702,211
Pfizer Inc.	990,857	35,898,749

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Global 100 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Philip Morris International Inc.	277,149	$ 24,594,202
Procter & Gamble Co. (The)	438,483	59,383,753
Raytheon Technologies Corp.	270,346	20,889,635
Texas Instruments Inc.	163,479	30,895,896
Walmart Inc.	246,283	33,452,620

		2,105,502,930

Total Common Stocks — 99.6% (Cost: $2,016,856,342)		2,961,251,642

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	2,816,000	2,816,000

Total Short-Term Investments — 0.1% (Cost: $2,816,000)		2,816,000

Total Investments in Securities — 99.7% (Cost: $2,019,672,342)		2,964,067,642

Other Assets, Less Liabilities — 0.3%		8,997,398

Net Assets — 100.0%		$2,973,065,040

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$16,114,869	$—	$(16,134,139	)(b)	$21,465	$(2,195)	$—	—	$49,118	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,906,000	—	(2,090,000	)(b)	—	—	2,816,000	2,816,000	5,046		—

					$21,465	$(2,195)	$2,816,000		$54,164		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	36	06/18/21	$1,636	$30,366
FTSE 100 Index	11	06/18/21	1,013	(7,258)
S&P 500 E-Mini Index	48	06/18/21	9,522	88,854

				$111,962

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2021	iShares® Global 100 ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$119,220

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$7,258

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$4,183,685

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$330,786

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,955,438

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,961,251,642	$—	$—	$2,961,251,642
Money Market Funds	2,816,000	—	—	2,816,000

	$2,964,067,642	$—	$—	$2,964,067,642

Derivative financial instruments(a)
Assets
Futures Contracts	$119,220	$—	$—	$119,220
Liabilities
Futures Contracts	(7,258)	—	—	(7,258)

	$111,962	$—	$—	$111,962

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® Global Clean Energy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Austria — 4.9%
Verbund AG	3,787,466	$275,987,213

Canada — 8.3%
Boralex Inc., Class A(a)	5,679,103	178,571,946
Canadian Solar Inc.(b)(c)	2,921,451	144,991,613
Innergex Renewable Energy Inc.	8,293,209	144,967,022

		468,530,581

China — 7.9%
Daqo New Energy Corp., ADR(b)(c)	3,152,956	238,048,178
Xinyi Solar Holdings Ltd.(c)	126,060,000	207,223,250

		445,271,428

Denmark — 8.7%
Orsted A/S(d)	1,455,198	235,597,682
Vestas Wind Systems A/S	1,241,414	255,425,695

		491,023,377

France — 1.8%
Neoen SA(b)(c)(d)	2,027,123	101,850,871

Germany — 2.2%
Encavis AG(c)	6,479,087	123,208,553

Israel — 0.5%
Enlight Renewable Energy Ltd.(b)(c)	15,959,621	29,959,885

New Zealand — 7.9%
Contact Energy Ltd.(a)	44,012,600	216,077,889
Meridian Energy Ltd.	60,808,382	229,544,820

		445,622,709

Norway — 3.6%
Scatec ASA(d)	6,732,764	203,962,205

Portugal — 3.8%
EDP Renovaveis SA	10,155,912	217,478,250

South Korea — 2.1%
Doosan Fuel Cell Co. Ltd.(b)	2,572,289	116,596,798

Spain — 6.9%
Siemens Gamesa Renewable Energy SA	7,340,483	284,699,763
Solaria Energia y Medio Ambiente SA(b)	4,982,338	105,871,762

		390,571,525

Sweden — 1.4%
PowerCell Sweden AB(a)(b)	2,719,753	80,441,509

United Kingdom — 2.6%
Atlantica Sustainable Infrastructure PLC	3,993,820	146,293,627

United States — 31.8%
Enphase Energy Inc.(b)(c)	1,999,698	324,271,028
First Solar Inc.(b)(c)	2,735,737	238,829,840
Ormat Technologies Inc.	2,721,251	213,699,841
Plug Power Inc.(b)(c)	11,828,002	423,915,592
Renewable Energy Group Inc.(b)(c)	1,327,758	87,685,138
SolarEdge Technologies Inc.(b)(c)	705,651	202,832,323

Security	Shares	Value

United States (continued)
Sunnova Energy International Inc.(b)(c)	3,274,214	$133,653,416
Sunrun Inc.(b)(c)	2,762,696	167,087,854

		1,791,975,032

Total Common Stocks — 94.4%
(Cost: $5,028,738,392)		5,328,773,563

Preferred Stocks

Brazil — 4.0%
Cia. Energetica de Minas Gerais, Preference Shares, ADR, NVS(c)	58,833,123	133,551,189
Cia. Paranaense de Energia, Preference Shares, ADR, NVS(c)	72,595,298	91,470,076

		225,021,265

Total Preferred Stocks — 4.0%
(Cost: $229,953,776)		225,021,265

Rights

France — 0.2%
Neoen SA (Expires 04/01/21)(b)(c)(e)	2,420,368	10,489,673

Total Rights — 0.2%
(Cost: $0)		10,489,673

Short-Term Investments

Money Market Funds — 10.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(a)(f)(g)	561,419,100	561,755,951
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(f)	6,960,000	6,960,000

		568,715,951

Total Short-Term Investments — 10.1% (Cost: $568,664,567)		568,715,951

Total Investments in Securities — 108.7% (Cost: $5,827,356,735)		6,133,000,452

Other Assets, Less Liabilities — (8.7)%		(490,729,658)

Net Assets — 100.0%		$5,642,270,794

(a)	Affiliate of the Fund.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2021	iShares® Global Clean Energy ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$73,134,052	$488,613,089	(a)	$—	$(51,357)	$60,167	$561,755,951	561,419,100	$1,093,950	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	460,000	6,500,000	(a)	—	—	—	6,960,000	6,960,000	2,410		—
Boralex Inc., Class A(c)	N/A	176,233,105		(20,029,483)	3,402,252	989,557	178,571,946	5,679,103	1,465,262		—
Contact Energy Ltd.(c)	N/A	226,665,831		(8,107,437)	1,548,518	(27,975,731)	216,077,889	44,012,600	6,543,082		—
PowerCell Sweden AB	—	105,770,473		(12,493,713)	316,635	(13,151,886)	80,441,509	2,719,753	—		—

					$5,216,048	$(40,077,893)	$1,043,807,295		$9,104,704		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of the beginning of the period, the entity was not considered an affiliate of the Fund.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	90	06/18/21	$17,853	$65,813

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs & Co.(b)	02/27/23	$6,325	$466	(c)	$6,791	0.0	%(d)
	Monthly	HSBC Bank USA N.A.(e)	02/10/23	8,131	(1,340	)(f)	6,791	0.0	(d)
	Monthly	JPMorgan Securities PLC(g)	02/08/23	6,939	(148	)(f)	6,791	0.0	(d)

					$(1,022)		$20,373

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $0 of net dividends and financing fees.
(d)	Rounds to less than 0.1%.
(f)	Amount includes $0 of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(e)	(g)
Range:	0 basis points	60-65 basis points	60-65 basis points
Benchmarks:	ILS - 1M Tel Aviv Interbank Offer Rate (TELBOR)	ILS - 1M Tel Aviv Interbank Offer Rate (TELBOR)	ILS - 1M Tel Aviv Interbank Offer Rate (TELBOR)
	br	br	br
	USD - 1M US Dollar LIBOR BBA	USD - 1M US Dollar LIBOR BBA	USD - 1M US Dollar LIBOR BBA

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® Global Clean Energy ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of March 31, 2021 expiration 2/27/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Israel
Enlight Renewable Energy Ltd.(a)	100	$187	2.8%

United States
Renewable Energy Group Inc.(a)	100	6,604	97.2

Total Reference Entity — Long		6,791

Net Value of Reference Entity — Goldman Sachs & Co.		$6,791

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank USA N.A. as of March 31, 2021 expiration 2/10/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Israel
Enlight Renewable Energy Ltd.(a)	100	$187	2.8%

	Shares	Value	% of Basket Value

United States
Renewable Energy Group Inc.(a)	100	$6,604	97.2

Total Reference Entity — Long		6,791

Net Value of Reference Entity — HSBC Bank USA N.A.		$6,791

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Securities PLC as of March 31, 2021 expiration 2/8/2023.

	Shares	Value	% of Basket Value

Reference Entity — Long

Israel
Enlight Renewable Energy Ltd.(a)	100	$187	2.8%

United States
Renewable Energy Group Inc.	100	6,604	97.2

Total Reference Entity — Long		6,791

Net Value of Reference Entity — JPMorgan Securities PLC		$6,791

(a)	Non-income producing security.

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Total Return Swaps	$—	$—	$466	$(1,488)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$65,813
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$466

$66,279

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$1,488

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2021	iShares® Global Clean Energy ETF

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$2,460,889

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(92,717)
Swaps	(1,022)

$(93,739)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,860,028
Total return swaps:
Average notional value	$4,279

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$65,813	$—
Swaps - OTC(a)	466	1,488

Total derivative assets and liabilities in the Statement of Assets and Liabilities	66,279	1,488
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(65,813)	—

Total derivative assets and liabilities subject to an MNA	466	1,488

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Net Amount of Derivative Assets	(a)

Goldman Sachs & Co.	$466	$—	$466

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Net Amount of Derivative Liabilities	(b)

HSBC Bank USA N.A.	$1,340	$—	$1,340
JPMorgan Securities PLC	148	—	148

	$1,488	$—	$1,488

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Global Clean Energy ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$5,328,773,563	$—	$—	$5,328,773,563
Preferred Stocks	225,021,265	—	—	225,021,265
Rights	—	—	10,489,673	10,489,673
Money Market Funds	568,715,951	—	—	568,715,951

	$6,122,510,779	$—	$10,489,673	$6,133,000,452

Derivative financial instruments(a)
Assets
Futures Contracts	$65,813	$—	$—	$65,813
Swaps	—	466	—	466
Liabilities
Swaps	—	(1,488)	—	(1,488)

	$65,813	$(1,022)	$—	$64,791

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments March 31, 2021	iShares® Global Infrastructure ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.1%
Corp. America Airports SA(a)	323,555	$1,588,655

Australia — 10.6%
Atlas Arteria Ltd.	10,772,638	48,819,630
Qube Holdings Ltd.	21,374,354	48,676,533
Sydney Airport(a)	14,854,088	70,031,284
Transurban Group	15,395,171	156,186,752

		323,714,199

Brazil — 0.4%
Centrais Eletricas Brasileiras SA, ADR(b)	460,565	2,809,447
Cia. de Saneamento Basico do Estado de Sao Paulo, ADR	436,162	3,197,067
Ultrapar Participacoes SA, ADR	1,847,993	7,059,333

		13,065,847

Canada — 10.9%
Enbridge Inc.	4,145,427	150,994,668
Gibson Energy Inc.	344,865	6,110,629
Inter Pipeline Ltd.	1,016,194	14,529,185
Keyera Corp.	523,281	10,874,885
Pembina Pipeline Corp.	1,302,010	37,604,299
TC Energy Corp.	2,315,500	106,135,143
Westshore Terminals Investment Corp.(b)	436,449	6,736,771

		332,985,580

Chile — 0.2%
Enel Americas SA, ADR	718,573	6,093,499

China — 4.2%
Beijing Capital International Airport Co. Ltd., Class H	21,110,000	16,427,593
CGN Power Co. Ltd., Class H(c)	12,250,000	2,962,267
China Gas Holdings Ltd.	2,594,400	10,628,616
China Longyuan Power Group Corp. Ltd., Class H	3,964,000	5,384,283
China Merchants Port Holdings Co. Ltd.	15,216,000	23,329,589
China Resources Gas Group Ltd.	1,092,000	6,053,830
Guangdong Investment Ltd.	3,672,000	5,979,525
Jiangsu Expressway Co. Ltd., Class H	13,726,000	17,090,300
Kunlun Energy Co. Ltd.	5,084,000	5,342,665
Shenzhen International Holdings Ltd.	12,575,000	21,059,560
Zhejiang Expressway Co. Ltd., Class H	16,106,000	14,273,722

		128,531,950

Denmark — 1.2%
Orsted A/S(c)	230,698	37,350,185

France — 4.7%
Aeroports de Paris(a)	300,139	35,945,551
Engie SA(a)	2,268,847	32,278,886
Getlink SE(a)	4,880,733	75,031,101

		143,255,538

Germany — 3.2%
E.ON SE	2,865,314	33,420,082
Fraport AG Frankfurt Airport Services Worldwide(a)	415,481	25,319,111
Hamburger Hafen und Logistik AG	225,513	5,004,055
RWE AG	863,019	33,898,098

		97,641,346

Italy — 7.8%
ASTM SpA(a)	694,497	21,059,042
Atlantia SpA(a)	5,658,373	106,072,007
Enav SpA(c)	2,860,140	13,943,589

Security	Shares	Value

Italy (continued)
Enel SpA	9,861,097	$98,431,677

		239,506,315

Japan — 1.8%
Iwatani Corp.	124,800	7,713,883
Japan Airport Terminal Co. Ltd.	940,300	46,291,692

		54,005,575

Mexico — 3.5%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR(a)	483,030	24,402,676
Grupo Aeroportuario del Pacifico SAB de CV, ADR(a)	411,487	43,284,317
Grupo Aeroportuario del Sureste SAB de CV, ADR(a)	224,071	39,837,583

		107,524,576

Netherlands — 0.3%
Koninklijke Vopak NV	154,802	7,723,298

New Zealand — 2.4%
Auckland International Airport Ltd.(a)	13,564,625	74,479,909

Singapore — 0.4%
Hutchison Port Holdings Trust, Class U	56,754,000	12,769,650

Spain — 7.5%
Aena SME SA(a)(c)	825,625	134,200,317
Iberdrola SA	7,453,910	96,234,930

		230,435,247

Switzerland — 1.1%
Flughafen Zurich AG, Registered(a)	213,823	35,283,124

United Kingdom — 3.7%
James Fisher & Sons PLC	475,135	6,961,877
John Menzies PLC(a)	759,269	3,467,436
National Grid PLC	4,868,796	58,039,028
Signature Aviation PLC(a)	8,172,879	45,589,374

		114,057,715

United States — 35.6%
American Electric Power Co. Inc.	633,786	53,681,674
American Water Works Co. Inc.	231,560	34,715,475
Cheniere Energy Inc.(a)(b)	546,219	39,333,230
Dominion Energy Inc.	1,028,200	78,102,072
DTE Energy Co.	247,302	32,925,789
Duke Energy Corp.	981,000	94,695,930
Equitrans Midstream Corp.	965,708	7,880,177
Eversource Energy	437,754	37,905,119
Exelon Corp.	1,246,042	54,501,877
Kinder Morgan Inc.	4,609,277	76,744,462
Macquarie Infrastructure Corp.(b)	824,643	26,231,894
NextEra Energy Inc.	2,103,249	159,026,657
ONEOK Inc.	1,053,518	53,371,222
Public Service Enterprise Group Inc.	644,620	38,812,570
Sempra Energy	386,179	51,199,612
Southern Co. (The)	1,348,488	83,822,014
Targa Resources Corp.	541,348	17,187,799
WEC Energy Group Inc.	402,571	37,676,620
Williams Companies Inc. (The)	2,873,697	68,077,882
Xcel Energy Inc.	686,169	45,637,100

		1,091,529,175

Total Common Stocks — 99.6% (Cost: $2,865,727,186)		3,051,541,383

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Global Infrastructure ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(d)(e)(f)	5,581,450	$5,584,799
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	5,458,000	5,458,000

		11,042,799

Total Short-Term Investments — 0.4% (Cost: $11,040,569)		11,042,799

Total Investments in Securities — 100.0% (Cost: $2,876,767,755)		3,062,584,182

Other Assets, Less Liabilities — 0.0%		1,035,747

Net Assets — 100.0%		$3,063,619,929

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$5,354,389	$213,432	(a)	$—	$19,032	$(2,054)	$5,584,799	5,581,450	$898,599	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,288,000	1,170,000	(a)	—	—	—	5,458,000	5,458,000	3,074		—

					$19,032	$(2,054)	$11,042,799		$901,673		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
ASX SPI 200 Index	17	06/17/21	$2,190	$12,049
DJ U.S. Real Estate Index	52	06/18/21	1,861	22,557
IBEX 35 Index	32	04/16/21	3,230	(21,788)
S&P/TSX 60 Index	26	06/17/21	4,597	(5,909)

				$6,909

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2021	iShares® Global Infrastructure ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$34,606

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$27,697

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$4,655,481

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$2,828

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,569,918

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$3,051,541,383	$—	$—	$3,051,541,383
Money Market Funds	11,042,799	—	—	11,042,799

	$3,062,584,182	$—	$—	$3,062,584,182

Derivative financial instruments(a)
Assets
Futures Contracts	$34,606	$—	$—	$34,606
Liabilities
Futures Contracts	(27,697)	—	—	(27,697)

	$6,909	$—	$—	$6,909

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® Global Timber & Forestry ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 7.0%
Klabin SA	2,266,571	$11,097,883
Suzano SA(a)	1,009,940	12,268,543

		23,366,426

Canada — 13.8%
Canfor Corp.(a)	378,881	7,846,818
Interfor Corp.(a)	415,812	9,362,676
West Fraser Timber Co. Ltd.	399,620	28,746,186

		45,955,680

Finland — 9.5%
Metsa Board OYJ	559,270	6,106,407
Stora Enso OYJ, Class R	682,086	12,750,328
UPM-Kymmene OYJ	351,427	12,651,169

		31,507,904

Ireland — 3.9%
Smurfit Kappa Group PLC	276,321	13,042,358

Japan — 10.6%
Daio Paper Corp.	404,900	6,958,417
Nippon Paper Industries Co. Ltd.	322,600	3,871,200
Oji Holdings Corp.	1,936,700	12,549,115
Sumitomo Forestry Co. Ltd.	541,600	11,694,639

		35,073,371

South Africa — 1.6%
Sappi Ltd.(a)	1,742,513	5,424,757

Sweden — 14.8%
BillerudKorsnas AB	577,519	10,756,882
Holmen AB, Class B	291,984	12,843,370
Svenska Cellulosa AB SCA, Class B(a)	1,431,230	25,377,350

		48,977,602

Security	Shares	Value

United Kingdom — 4.0%
Mondi PLC	515,295	$13,152,626

United States — 34.2%
CatchMark Timber Trust Inc., Class A	307,396	3,129,291
Domtar Corp.	173,561	6,413,079
International Paper Co.	251,212	13,583,033
PotlatchDeltic Corp.	421,833	22,323,402
Rayonier Inc.	841,312	27,132,312
Westrock Co.	263,056	13,692,065
Weyerhaeuser Co.	771,142	27,452,655

		113,725,837

Total Common Stocks — 99.4% (Cost: $279,229,014)		330,226,561

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	530,000	530,000

Total Short-Term Investments — 0.2% (Cost: $530,000)		530,000

Total Investments in Securities — 99.6% (Cost: $279,759,014)		330,756,561

Other Assets, Less Liabilities — 0.4%		1,293,050

Net Assets — 100.0%		$332,049,611

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$2,102,473	$—		$(2,104,620	)(b)	$3,038	$(891)	$—	—	$11,258	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	454,000	76,000	(b)	—		—	—	530,000	530,000	152		—

						$3,038	$(891)	$530,000		$11,410		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2021	iShares® Global Timber & Forestry ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	10	06/18/21	$1,984	$13,441

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$13,441

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$101,001

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$13,441

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$781,332

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$330,226,561	$—	$—	$330,226,561
Money Market Funds	530,000	—	—	530,000

	$330,756,561	$—	$—	$330,756,561

Derivative financial instruments(a)
Assets
Futures Contracts	$13,441	$—	$—	$13,441

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 21, 2021

	iShares Global 100 ETF	iShares Global Clean Energy ETF	iShares Global Infrastructure ETF	iShares Global Timber & Forestry ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$2,961,251,642	$5,089,193,157	$3,051,541,383	$330,226,561
Affiliated(c)	2,816,000	1,043,807,295	11,042,799	530,000
Cash	5,633	1,294	3,423	1,784
Foreign currency, at value(d)	2,543,013	28,353,360	2,665,872	877,052
Cash pledged:
Futures contracts	534,000	1,199,997	100,000	112,000
Foreign currency collateral pledged:
Futures contracts(e)	250,646	—	558,755	—
Receivables:
Investments sold	—	26,693,820	220,672,498	12,355,698
Securities lending income — Affiliated	—	204,159	5,336	—
Variation margin on futures contracts	36,872	107,899	—	9,850
Capital shares sold	—	19,089,960	—	—
Dividends	5,136,768	8,536,039	4,372,163	881,911
Tax reclaims	1,468,075	482,019	248,111	262,832
Foreign withholding tax claims	23,361	—	—	—
Unrealized appreciation on:
OTC swaps	—	466	—	—

Total assets	2,974,066,010	6,217,669,465	3,291,210,340	345,257,688

LIABILITIES
Collateral on securities loaned, at value	—	561,760,860	5,576,887	—
Payables:
Investments purchased	1,269	11,724,577	220,938,715	12,308,016
Variation margin on futures contracts	—	—	8,823	—
Capital shares redeemed	—	—	—	780,152
Investment advisory fees	999,467	1,911,746	1,065,986	119,909
Professional fees	234	—	—	—
Unrealized depreciation on:
OTC swaps	—	1,488	—	—

Total liabilities	1,000,970	575,398,671	227,590,411	13,208,077

NET ASSETS	$2,973,065,040	$5,642,270,794	$3,063,619,929	$332,049,611

NET ASSETS CONSIST OF:
Paid-in capital	$2,156,469,153	$5,476,146,834	$3,220,077,169	$298,665,386
Accumulated earnings (loss)	816,595,887	166,123,960	(156,457,240)	33,384,225

NET ASSETS	$2,973,065,040	$5,642,270,794	$3,063,619,929	$332,049,611

Shares outstanding	45,100,000	234,400,000	68,000,000	3,900,000

Net asset value	$65.92	$24.07	$45.05	$85.14

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$561,118,044	$5,513,744	$—
(b) Investments, at cost — Unaffiliated	$2,016,856,342	$4,743,462,764	$2,865,727,186	$279,229,014
(c) Investments, at cost — Affiliated	$2,816,000	$1,083,893,971	$11,040,569	$530,000
(d) Foreign currency, at cost	$2,542,063	$28,622,679	$2,665,477	$885,460
(e) Foreign currency collateral pledged, at cost	$258,554	$—	$588,507	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Operations

Year Ended March 31, 2021

	iShares Global 100 ETF	iShares Global Clean Energy ETF	iShares Global Infrastructure ETF	iShares Global Timber & Forestry ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$56,601,048	$20,447,807	$96,397,103	$3,932,485
Dividends — Affiliated	5,046	8,010,754	3,074	152
Securities lending income — Affiliated — net	49,118	1,093,950	898,599	11,258
Other income — Unaffiliated	—	—	—	1,329
Foreign taxes withheld	(3,375,724)	(3,764,006)	(5,082,107)	(105,445)

Total investment income	53,279,488	25,788,505	92,216,669	3,839,779

EXPENSES
Investment advisory fees	10,087,938	10,983,487	13,298,158	1,046,251
Commitment fees	—	6,102	4,150	1,030
Miscellaneous	483	437	437	457

Total expenses	10,088,421	10,990,026	13,302,745	1,047,738

Net investment income	43,191,067	14,798,479	78,913,924	2,792,041

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(10,906,868)	(83,007,462)	(197,341,042)	(8,126,028)
Investments — Affiliated	21,465	(2,659,707)	19,032	3,038
In-kind redemptions — Unaffiliated	109,146,943	346,332,334	128,516,042	1,725,405
In-kind redemptions — Affiliated	—	7,875,755	—	—
Futures contracts	4,183,685	2,460,889	4,655,481	101,001
Foreign currency transactions	133,903	58,835	798,773	(4,806)
Payment by affiliate	—	—	781,838	—

Net realized gain (loss)	102,579,128	271,060,644	(62,569,876)	(6,301,390)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	814,777,312	408,277,758	916,424,645	136,197,996
Investments — Affiliated	(2,195)	(40,077,893)	(2,054)	(891)
Futures contracts	330,786	(92,717)	2,828	13,441
Foreign currency translations	(19,090)	(266,511)	45,408	(3,914)
Swaps	—	(1,022)	—	—

Net change in unrealized appreciation (depreciation)	815,086,813	367,839,615	916,470,827	136,206,632

Net realized and unrealized gain	917,665,941	638,900,259	853,900,951	129,905,242

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$960,857,008	$653,698,738	$932,814,875	$132,697,283

See notes to financial statements.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Global 100 ETF		iShares Global Clean Energy ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$43,191,067	$43,498,645	$14,798,479	$3,679,675
Net realized gain	102,579,128	150,086,568	271,060,644	10,595,993
Net change in unrealized appreciation (depreciation)	815,086,813	(263,070,705)	367,839,615	(84,147,117)

Net increase (decrease) in net assets resulting from operations	960,857,008	(69,485,492)	653,698,738	(69,871,449)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(40,952,429)	(45,515,159)	(9,446,251)	(4,615,502)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	197,592,141	(60,711,857)	4,498,791,051	365,118,771

NET ASSETS
Total increase (decrease) in net assets	1,117,496,720	(175,712,508)	5,143,043,538	290,631,820
Beginning of year	1,855,568,320	2,031,280,828	499,227,256	208,595,436

End of year	$2,973,065,040	$1,855,568,320	$5,642,270,794	$499,227,256

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Changes in Net Assets (continued)

	iShares Global Infrastructure ETF		iShares Global Timber & Forestry ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$78,913,924	$108,067,915	$2,792,041	$3,037,326
Net realized gain (loss)	(62,569,876)	8,918,128	(6,301,390)	11,556
Net change in unrealized appreciation (depreciation)	916,470,827	(900,176,357)	136,206,632	(57,421,412)

Net increase (decrease) in net assets resulting from operations	932,814,875	(783,190,314)	132,697,283	(54,372,530)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(76,623,860)	(107,312,974)	(2,647,161)	(4,788,449)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(534,217,723)	806,319,774	28,821,616	(47,214,306)

NET ASSETS
Total increase (decrease) in net assets	321,973,292	(84,183,514)	158,871,738	(106,375,285)
Beginning of year	2,741,646,637	2,825,830,151	173,177,873	279,553,158

End of year	$3,063,619,929	$2,741,646,637	$332,049,611	$173,177,873

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Global 100 ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19 (a)	Year Ended 03/31/18 (a)	Year Ended 03/31/17	(a)

Net asset value, beginning of year	$44.71	$47.57	$45.54	$40.90	$36.07

Net investment income(b)	0.99	1.06	1.14	1.02	1.05
Net realized and unrealized gain (loss)(c)	21.16	(2.83)	1.97	4.65	4.84

Net increase (decrease) from investment operations	22.15	(1.77)	3.11	5.67	5.89

Distributions(d)
From net investment income	(0.94)	(1.09)	(1.08)	(1.03)	(1.06)

Total distributions	(0.94)	(1.09)	(1.08)	(1.03)	(1.06)

Net asset value, end of year	$65.92	$44.71	$47.57	$45.54	$40.90

Total Return
Based on net asset value	49.88%	(3.91)%	7.00%	13.97%	16.66	%(e)

Ratios to Average Net Assets
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	0.40%	N/A	N/A	0.40%

Net investment income	1.71%	2.11%	2.46%	2.30%	2.78%

Supplemental Data
Net assets, end of year (000)	$2,973,065	$1,855,568	$2,031,281	$1,780,507	$1,590,950

Portfolio turnover rate(f)	3%	5%	9%	8%	5%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on May 1, 2018.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2017:

• Total return by 0.01%

(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Clean Energy ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$9.62	$9.75	$9.47	$8.54	$9.27

Net investment income(a)	0.13	0.11	0.19	0.26	0.25
Net realized and unrealized gain (loss)(b)	14.42	(0.08)	0.32	0.90	(0.67)

Net increase (decrease) from investment operations	14.55	0.03	0.51	1.16	(0.42)

Distributions(c)
From net investment income	(0.10)	(0.16)	(0.23)	(0.23)	(0.31)

Total distributions	(0.10)	(0.16)	(0.23)	(0.23)	(0.31)

Net asset value, end of year	$24.07	$9.62	$9.75	$9.47	$8.54

Total Return
Based on net asset value	151.73%	0.12%	5.69%	13.90%	(4.39)%

Ratios to Average Net Assets
Total expenses	0.42%	0.46%	0.46%	0.47%	0.48%

Net investment income	0.57%	1.01%	2.13%	2.91%	2.86%

Supplemental Data
Net assets, end of year (000)	$5,642,271	$499,227	$208,595	$156,209	$80,235

Portfolio turnover rate(d)	31%	37%	42%	29%	35%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Infrastructure ETF

	Year Ended 03/31/21		Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$33.89		$44.78	$42.73	$42.18	$39.18

Net investment income(a)	1.04		1.54	1.34	1.44	1.29
Net realized and unrealized gain (loss)(b)	11.14		(10.86)	2.10	0.45	2.88

Net increase (decrease) from investment operations	12.18		(9.32)	3.44	1.89	4.17

Distributions(c)
From net investment income	(1.02)		(1.57)	(1.39)	(1.34)	(1.17)

Total distributions	(1.02)		(1.57)	(1.39)	(1.34)	(1.17)

Net asset value, end of year	$45.05		$33.89	$44.78	$42.73	$42.18

Total Return
Based on net asset value	36.27	%(d)	(21.75)%	8.40%	4.37%	10.85%

Ratios to Average Net Assets
Total expenses	0.43%		0.46%	0.46%	0.47%	0.48%

Net investment income	2.57%		3.38%	3.15%	3.24%	3.22%

Supplemental Data
Net assets, end of year (000)	$3,063,620		$2,741,647	$2,825,830	$2,503,687	$1,560,481

Portfolio turnover rate(e)	25%		9%	19%	11%	23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Timber & Forestry ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$48.10	$63.82	$78.11	$57.39	$47.07

Net investment income(a)	0.78	0.79	1.57	0.82	1.06	(b)
Net realized and unrealized gain (loss)(c)	37.04	(15.27)	(14.25)	20.75	10.14

Net increase (decrease) from investment operations	37.82	(14.48)	(12.68)	21.57	11.20

Distributions(d)
From net investment income	(0.78)	(1.24)	(1.61)	(0.85)	(0.88)

Total distributions	(0.78)	(1.24)	(1.61)	(0.85)	(0.88)

Net asset value, end of year	$85.14	$48.10	$63.82	$78.11	$57.39

Total Return
Based on net asset value	79.23%	(23.04)%	(16.22)%	37.92%	24.18	%(b)

Ratios to Average Net Assets
Total expenses	0.43%	0.46%	0.46%	0.47%	0.51%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	N/A	0.46%	N/A	0.48%

Net investment income	1.15%	1.30%	2.17%	1.21%	2.09	%(b)

Supplemental Data
Net assets, end of year (000)	$332,050	$173,178	$279,553	$440,542	$234,161

Portfolio turnover rate(e)	14%	10%	18%	31%	17%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2017:

• Net investment income per share by $0.14.

• Total return by 0.30%.

• Ratio of net investment income to average net assets by 0.27%.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Global 100(a)	Diversified
Global Clean Energy	Non-diversified
Global Infrastructure	Diversified
Global Timber & Forestry	Non-diversified

(a)

The Fund intends to be diversified in approximately the same proportion as its underlying index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of its underlying index.

On March 31, 2021, the Board of Trustees of the Trust (the “Board”) approved a change in the fiscal year-end of Global Clean Energy, effective as of April 30, 2021, from March 31 to April 30.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statement of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the statement of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statement of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements  (continued)

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA as of March 31, 2021:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Global Clean Energy
Barclays Bank PLC	$24,517,707	$24,517,707		$—	$—
Barclays Capital Inc.	15,503,792	15,302,803		—	(200,989	)(b)
BNP Paribas Prime Brokerage International Ltd.	21,845,103	21,845,103		—	—
BNP Paribas Securities Corp.	7,766,882	7,595,965		—	(170,917	)(b)
BofA Securities, Inc.	54,147,848	54,147,848		—	—
Citigroup Global Markets Inc.	47,006,227	47,006,227		—	—
Credit Suisse AG	15,073,215	14,723,871		—	(349,344	)(b)
Credit Suisse Securities (USA) LLC	3,334,231	3,179,636		—	(154,595	)(b)
Deutsche Bank Securities Inc.	1,603,931	1,059,541		—	(544,390	)(b)
Goldman Sachs & Co.	87,513,902	87,513,902		—	—
HSBC Bank PLC	87,300	87,300		—	—
Jefferies LLC	129,728	123,199		—	(6,529	)(b)
JPMorgan Securities LLC	77,778,181	76,352,159		—	(1,426,022	)(b)
Macquarie Bank Limited	4,333,917	3,649,968		—	(683,949	)(b)
Morgan Stanley & Co. LLC	72,641,661	72,641,661		—	—
Nomura Securities International Inc.	650,088	547,495		—	(102,593	)(b)
SG Americas Securities LLC	29,024,921	28,148,155		—	(876,766	)(b)
State Street Bank & Trust Company	33,054,116	32,343,017		—	(711,099	)(b)
UBS AG	37,410,375	37,410,375		—	—
UBS Securities LLC	22,310,500	21,788,120		—	(522,380	)(b)
Virtu Americas LLC	256,700	244,798		—	(11,902	)(b)
Wells Fargo Bank, National Association	179,608	167,199		—	(12,409	)(b)
Wells Fargo Securities LLC	4,948,111	4,948,111		—	—

	$561,118,044	$555,344,160		$—	$(5,773,884)

Global Infrastructure
Barclays Capital Inc.	$1,465,003	$1,465,003		$—	$—
BofA Securities, Inc.	1,453,337	1,453,337		—	—
Credit Suisse Securities (USA) LLC	166,530	164,025		—	(2,505	)(b)
Deutsche Bank Securities Inc.	136,494	134,440		—	(2,054	)(b)
Morgan Stanley & Co. LLC	2,292,380	2,257,898		—	(34,482	)(b)

	$5,513,744	$5,474,703		$—	$(39,041)

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statement of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statement of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Total return swaps are entered into by the iShares Global Clean Energy ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of

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Notes to Financial Statements   (continued)

the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares Global 100 ETF, BFA is entitled to an annual investment advisory fee of 0.40%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to each of the iShares Global Clean Energy, iShares Global Infrastructure and iShares Global Timber & Forestry ETFs, BFA is entitled to annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $10 billion	0.480%
Over $10 billion, up to and including $20 billion	0.430
Over $20 billion, up to and including $30 billion	0.380
Over $30 billion	0.342

Prior to July 1, 2020, for its investment advisory services to each of the iShares Global Clean Energy, iShares Global Infrastructure and iShares Global Timber & Forestry ETFs, BFA was entitled to annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $10 billion	0.480%
Over $10 billion, up to and including $20 billion	0.430
Over $20 billion	0.380

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements   (continued)

market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the iShares Global 100 ETF (the “Group 1 Fund”), retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, the iShares Global Clean Energy ETF, iShares Global Infrastructure ETF and iShares Global Timber & Forestry ETF (the “Group 2 Fund”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, the Group 1 Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended March 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Global 100	$11,980
Global Clean Energy	337,357
Global Infrastructure	205,635
Global Timber & Forestry	2,919

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Global 100	$13,810,204	$3,239,669	$(672,577)
Global Clean Energy	—	1,018,980	(226,779)
Global Infrastructure	47,006,085	143,595,737	(17,186,677)
Global Timber & Forestry	2,401,240	2,164,275	(940,542)

During the year ended March 31, 2021, the iShares Global Infrastructure ETF received a reimbursement of $781,838 from affiliate, which is included in payment by affiliate in the statement of operations, related to an operating event.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

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Notes to Financial Statements  (continued)

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Global 100	$101,746,415	$73,699,535
Global Clean Energy	1,186,428,036	805,814,965
Global Infrastructure	768,377,173	754,163,832
Global Timber & Forestry	38,570,562	34,683,508

For the year ended March 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Global 100	$382,574,528	$208,712,623
Global Clean Energy	4,588,954,063	535,302,616
Global Infrastructure	118,455,029	650,864,399
Global Timber & Forestry	64,797,201	38,761,762

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Global 100	$109,955,211	$(109,955,211)
Global Clean Energy	351,604,969	(351,604,969)
Global Infrastructure	91,853,643	(91,853,643)
Global Timber & Forestry	2,727,354	(2,727,354)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/21	Year Ended 03/31/20
Global 100
Ordinary income	$40,952,429	$45,515,159

Global Clean Energy
Ordinary income	$9,446,251	$4,615,502

Global Infrastructure
Ordinary income	$76,623,860	$107,312,974

Global Timber & Forestry
Ordinary income	$2,647,161	$4,788,449

As of March 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
Global 100	$14,090,582	$(109,913,744)	$912,419,049		$816,595,887
Global Clean Energy	5,331,084	(94,377,063)	255,169,939		166,123,960
Global Infrastructure	14,307,593	(316,510,669)	145,745,836		(156,457,240)
Global Timber & Forestry	204,136	(15,058,197)	48,238,286		33,384,225

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, foreign withholding tax reclaims and the accounting for swap agreements.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global 100	$2,051,671,323	$1,090,060,553	$(177,664,234)	$912,396,319
Global Clean Energy	5,877,571,825	447,074,486	(191,645,859)	255,428,627
Global Infrastructure	2,916,816,554	310,149,662	(164,397,683)	145,751,979
Global Timber & Forestry	282,513,133	54,841,181	(6,597,753)	48,243,428

9.	LINE OF CREDIT

The iShares Global Clean Energy ETF, iShares Global Infrastructure ETF and iShares Global Timber & Forestry ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Funds, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

During the year ended March 31, 2021, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

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Notes to Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

	Year Ended 03/31/21		Year Ended 03/31/20
iShares ETF	Shares	Amount	Shares	Amount
Global 100
Shares sold	7,400,000	$411,867,144	6,250,000	$316,754,780
Shares redeemed	(3,800,000)	(214,275,003)	(7,450,000)	(377,466,637)

Net increase (decrease)	3,600,000	$197,592,141	(1,200,000)	$(60,711,857)

Global Clean Energy
Shares sold	208,000,000	$5,064,503,842	33,000,000	$391,505,957
Shares redeemed	(25,500,000)	(565,712,791)	(2,500,000)	(26,387,186)

Net increase	182,500,000	$4,498,791,051	30,500,000	$365,118,771

Global Infrastructure
Shares sold	3,300,000	$125,731,306	20,500,000	$930,076,317
Shares redeemed	(16,200,000)	(659,949,029)	(2,700,000)	(123,756,543)

Net increase (decrease)	(12,900,000)	$(534,217,723)	17,800,000	$806,319,774

Global Timber & Forestry
Shares sold	1,020,000	$70,906,482	600,000	$38,385,351
Shares redeemed	(720,000)	(42,084,866)	(1,380,000)	(85,599,657)

Net increase (decrease)	300,000	$28,821,616	(780,000)	$(47,214,306)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Global 100 ETF, iShares Global Clean Energy ETF,

iShares Global Infrastructure ETF and iShares Global Timber & Forestry ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Global 100 ETF, iShares Global Clean Energy ETF, iShares Global Infrastructure ETF and iShares Global Timber & Forestry ETF (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	45

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended March 31, 2021 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Global 100	69.29%
Global Clean Energy	3.09%
Global Infrastructure	50.62%
Global Timber & Forestry	26.19%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Dividend Income
Global 100	$56,241,472
Global Clean Energy	27,843,956
Global Infrastructure	89,547,144
Global Timber & Forestry	3,926,337

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Business Income
Global 100	$257,565

For the fiscal year ended March 31, 2021, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Global Clean Energy	$30,311,594	$2,593,560
Global Infrastructure	53,501,925	5,011,902
Global Timber & Forestry	3,194,632	—

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Global 100 ETF, iShares Global Clean Energy ETF, iShares Global Infrastructure ETF and iShares Global Timber & Forestry ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 2, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and closures in certain countries and the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a Fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following enhancements to the Program: (1) certain single country emerging market ETFs were added to a $300 million credit agreement with State Street Bank and Trust Company; and (2) certain updates were made to the RATS and HLIM calculation methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	47

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Global 100(a)	$0.921529	$—	$0.018114	$0.939643	98%	—%	2%	100%
Global Clean Energy(a)	0.070875	—	0.025902	0.096777	73	—	27	100
Global Infrastructure(a)	0.934799	—	0.083112	1.017911	92	—	8	100
Global Timber & Forestry(a)	0.693829	—	0.088757	0.782586	89	—	11	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 376 funds as of March 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	49

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	51

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

NVS	Non-Voting Shares

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Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-303-0321

MARCH 31, 2021

2021 Annual Report

iShares Trust

•	iShares Global Comm Services ETF | IXP | NYSE Arca
•	iShares Global Consumer Discretionary ETF | RXI | NYSE Arca
•	iShares Global Consumer Staples ETF | KXI | NYSE Arca
•	iShares Global Energy ETF | IXC | NYSE Arca
•	iShares Global Financials ETF | IXG | NYSE Arca
•	iShares Global Healthcare ETF | IXJ | NYSE Arca
•	iShares Global Industrials ETF | EXI | NYSE Arca
•	iShares Global Materials ETF | MXI | NYSE Arca
•	iShares Global Tech ETF | IXN | NYSE Arca
•	iShares Global Utilities ETF | JXI | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2021 reflected a remarkable period of disruption and adaptation, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world instituted economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

As April 2020 began, stocks were near their lowest point since the beginning of the pandemic. However, a steady recovery began, as businesses started re-opening and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following the implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) was near all-time lows as the period began, reflecting a reduced investor appetite for risk. However, inflation concerns from a rapidly expanding economy raised yields late in the reporting period, leading to a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to positive returns for corporate bonds, particularly high-yield corporates, which gained substantially.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. In early 2021, President Biden signed one of the largest economic rescue packages in U.S. history, which should provide a solid tailwind for economic growth. In our view, inflation is likely to increase somewhat as the expansion continues, but moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion due to the change in Fed policy.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are neutral overall on credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.07%	56.35%
U.S. small cap equities (Russell 2000® Index)	48.05	94.85
International equities (MSCI Europe, Australasia, Far East Index)	20.08	44.57
Emerging market equities (MSCI Emerging Markets Index)	22.43	58.39
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.12
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.88)	(8.23)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.73)	0.71
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.46	5.29
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.35	23.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended March 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 54.60% in U.S. dollar terms for the reporting period.

The reporting period began near the height of uncertainty surrounding the coronavirus pandemic, which drove equity prices to a multi-year low. However, stocks began to recover as governments took measures to adapt to the economic and public health impact of the novel coronavirus. In November 2020, news that several vaccines under development showed high effectiveness rates boosted equities. Optimism about the growth outlook for the global economy led to further advances, and stocks moved past pre-pandemic prices to reach all-time highs near the end of the reporting period.

The U.S. experienced a remarkable recovery from the depths of the pandemic-induced upheaval, and U.S. stocks rebounded to post substantial gains. As the reporting period began, unemployment reached its highest level since the Great Depression, and economic activity was declining, with a significant contraction in the second quarter of 2020. However, unprecedented fiscal stimulus began to reverse the downward economic momentum. Individuals began to receive direct payments in April 2020 as part of the U.S. $2.2 trillion CARES Act, and payments to support businesses that kept employees on payroll helped to stabilize the economy. Unemployment began to decline, decreasing each month between April 2020 and November 2020, yet remained elevated compared to pre-pandemic levels.

The U.S. Federal Reserve (“Fed”) also responded to the pandemic, acting to stabilize bond markets by continuing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities, which later expanded to include corporate bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy.

Stocks in Europe also gained significantly, despite a recovery that trailed other major economies. European countries experienced some of the highest infection rates early in the pandemic, particularly Italy, Spain, and the U.K., and governments instituted a series of restrictions that weighed on economic growth. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased and Eurozone countries reached a deal for a collective €750 billion of stimulus spending. However, a new wave of cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020, even as much of the world was returning to growth. The continent also faced headwinds due to a slow vaccine rollout and another sharp increase in coronavirus cases in March 2021, which prompted the return of some restrictions.

Asia-Pacific regional stocks advanced notably amid a sharp rebound in economic activity. While the course of the pandemic varied by country, the Asia-Pacific region overall had fewer cases and deaths per capita than other regions, despite an increase late in the reporting period. China returned to growth in the second quarter of 2020, earlier than most countries. China’s restart helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. In November 2020, 14 countries joined China to form the world’s largest trade pact, the Regional Comprehensive Economic Partnership, designed to facilitate trade between its members.

4	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2021	iShares® Global Comm Services ETF

Investment Objective

The iShares Global Comm Services ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the communication services sector, as represented by the S&P Global 1200 Communication Services 4.5/22.5/45 Capped IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	56.20%	8.26%	7.23%	56.20%	48.71%	101.06%
Fund Market	56.61	8.37	7.25	56.61	49.44	101.41
Index	56.55	8.31	7.18	56.55	49.08	100.10

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Index performance through June 23, 2019 reflects the performance of the S&P Global 1200 Communication Services Sector IndexTM. Index performance beginning on June 24, 2019 reflects the performance of S&P Global 1200 Communication Services 4.5/22.5/45 Capped IndexTM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$1,222.40	$2.33	$1,000.00	$1,022.80	$2.12	0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 25 for more information.

FUND SUMMARY	5

Fund Summary as of March 31, 2021 (continued)	iShares® Global Comm Services ETF

Portfolio Management Commentary

Global communication services stocks rose robustly during the reporting period. While economic activity and advertising revenues initially declined as the coronavirus pandemic spread, government-imposed, stay-at-home orders subsequently increased consumer use of the internet for work, school, and social life. Consumers turned to social media platforms, streaming video, and online shopping to replace in-person events and commerce.

U.S. communication services stocks, which constituted 68% of the Index on average during the reporting period, contributed the most to the Index’s return. The interactive media and services industry led the advance, benefiting from increased digital product searches as consumers spent less time in brick-and-mortar stores, which drove sharp increases in online advertising revenue. Robust growth in the use of messaging applications and online video platforms also drove revenue growth from both subscriptions and advertising. Revenues from cloud computing, an area of expansion for U.S. interactive media and service companies, rose due to increased remote work amid the pandemic.

The U.S. entertainment industry also contributed to the Index’s return. While the industry was challenged by the need to close or reduce capacity at theme parks for safety reasons during the pandemic, investor optimism rose as revenues from on-demand video streaming services increased. The prospect of increased entertainment venue attendance due to pent-up demand and the increasing availability of COVID-19 vaccines also encouraged investors. The U.S. media industry was also a source of strength, benefiting similarly from increased use of streaming services and optimism about consumers returning to movie theaters.

Chinese and Japanese communication services stocks also contributed to the Index’s return. In China, revenues in the media and entertainment industry rose as government-ordered, stay-at-home directives led consumers to spend more time online, driving increases in the use of apps for communication, games, and entertainment. Successful initial public offerings (“IPOs”) also benefited Chinese communication services stocks. In Japan, the telecommunications industry led the advance, as an investment conglomerate profited from selling privately held companies in the IPO market and demand for app-based food delivery services increased.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Interactive Media & Services	48.5%
Diversified Telecommunication Services	18.2
Entertainment	15.4
Media	10.3
Wireless Telecommunication Services	7.6

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)
United States	69.3%
China	9.8
Japan	7.7
United Kingdom	2.4
Canada	2.1
South Korea	1.6
France	1.6
Germany	1.5
Spain	1.0
Australia	0.7

6	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2021	iShares® Global Consumer Discretionary ETF

Investment Objective

The iShares Global Consumer Discretionary ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the consumer discretionary sector, as represented by the S&P Global 1200 Consumer Discretionary (Sector) Capped IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	72.21%	14.47%	13.16%	72.21%	96.52%	244.34%
Fund Market	73.08	14.57	13.17	73.08	97.41	244.73
Index	72.75	14.57	13.13	72.75	97.43	243.47

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Index performance through September 22, 2019 reflects the performance of the S&P Global 1200 Consumer Discretionary Sector IndexTM. Index performance beginning on September 23, 2019 reflects the performance of the S&P Global 1200 Consumer Discretionary (Sector) Capped IndexTM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$1,211.40	$2.32	$1,000.00	$1,022.80	$2.12	0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 25 for more information.

FUND SUMMARY	7

Fund Summary as of March 31, 2021 (continued)	iShares® Global Consumer Discretionary ETF

Portfolio Management Commentary

Global consumer discretionary stocks rose significantly for the reporting period, as consumer spending recovered from lows early in the coronavirus pandemic, and investors migrated toward more cyclical stocks. U.S. consumer discretionary stocks, which represented approximately 60% of the Index on average during the reporting period, were the largest contributors to the Index’s performance, led by specialty retail companies. Homebound consumers turned to remodeling and redecoration projects to make use of their time and money, which drove significant growth in revenue and net income for home improvement retailers. Rising home values enabled homeowners to take home equity loans to fund new projects, while low interest rates for mortgages drove suburban home sales, and restaurants built outdoor seating to stay in business.

U.S. internet and direct marketing retailers also contributed to the Index’s return, as online purchases soared throughout the reporting period. Despite higher shipping and fulfilment costs from pandemic-related protocols, online retailers posted record profits for much of the reporting period, when many brick-and-mortar stores were closed for in-person business.

The U.S. consumer services industry also contributed to the Index’s return, led by the restaurant industry. With social distancing restrictions sharply limiting dining options, drive-through and takeout became the primary revenue drivers for restaurants. Fast-food chains expanded delivery ranges and capitalized on their customers’ preferences.

Companies based in Japan contributed to the Index’s return, particularly stocks in the autos and components and consumer durables industries. Large automobile manufacturers advanced, benefiting from fuel cell and autonomous vehicle development while minimizing pandemic-driven losses. Consumer electronics companies gained as video game sales and streaming reached record highs.

French and German stocks also contributed to the Index’s performance. In France, textiles and apparel companies gained during the second half of the reporting period, reflecting pent-up demand among high end consumers for luxury purchases. German-based automobile manufacturers contributed, benefiting from strong cost management, solid products, recovering markets, and corporate restructuring.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Retailing	41.2%
Automobiles & Components	24.5
Consumer Durables & Apparel	18.6
Consumer Services	15.7

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)
United States	55.5%
Japan	12.3
China	8.3
France	6.1
Germany	5.2
United Kingdom	2.7
Netherlands	1.5
Canada	1.2
Australia	1.2
South Korea	1.1

8	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2021	iShares® Global Consumer Staples ETF

Investment Objective

The iShares Global Consumer Staples ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the consumer staples sector, as represented by the S&P Global 1200 Consumer Staples (Sector) Capped IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	24.21%	6.09%	8.84%	24.21%	34.42%	133.29%
Fund Market	24.34	6.13	8.83	24.34	34.64	132.97
Index	24.10	6.00	8.80	24.10	33.83	132.41

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Index performance through June 23, 2019 reflects the performance of the S&P Global 1200 Consumer Staples Sector IndexTM. Index performance beginning on June 24, 2019 reflects the performance of the S&P Global 1200 Consumer Staples (Sector) Capped IndexTM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$1,063.80	$2.16	$1,000.00	$1,022.80	$2.12	0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 25 for more information.

FUND SUMMARY	9

Fund Summary as of March 31, 2021 (continued)	iShares® Global Consumer Staples ETF

Portfolio Management Commentary

Global consumer staples stocks gained during the reporting period. Companies in the U.S. contributed the majority of the Index’s return, as consumers continued to stock up on essentials during the coronavirus pandemic. Consequently, food, beverage, and tobacco companies performed well. As consumers stayed at home, they bought most of their soft drinks from supermarkets instead of restaurants, but beverage companies and their distributors adjusted and adapted to the changing landscape. Some beverage companies manufacture snack foods as well, which became more popular during the pandemic, and these revenues also boosted profits. Food products companies also bolstered the Index’s return, as consumers visited restaurants less and bought more groceries to cook at home. Grocers collaborated with food products companies to retain their new customers, creating budget-friendly substitutes for dining out. Tobacco firms also posted gains despite criticism and reassessment of traditional tobacco products, as they introduced cigarette alternatives.

Household products like toilet paper, sanitizers, batteries, and detergents were high on shopping lists, leading household and personal products companies to contribute to the Index’s return. Fabric and home care products drove sales increases as people spending more time at home did more laundry and cleaning. Three separate waves of rising COVID-19 case numbers led to hoarding behavior, which drove demand spikes and inventory shortages. Hypermarkets and super centers also contributed to the Index’s return, as their discounts, product range, and convenience were a competitive advantage during the pandemic. Online shopping was an important part of the gains at superstores, as it offset declining in-store revenue.

Outside the U.S., consumer staples companies based in the U.K. and France were another source of strength. In the U.K., food, beverage, and tobacco companies benefited as the economic recovery kept pace with COVID-19 vaccine distribution programs. In France, personal products companies also advanced, as companies pivoted to e-commerce options.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments (a)
Packaged Foods & Meats	21.8%
Household Products	16.9
Soft Drinks	11.2
Hypermarkets & Super Centers	10.7
Personal Products	10.5
Tobacco	10.2
Food Retail	6.0
Distillers & Vintners	5.2
Brewers	4.4
Food Distributors	1.1
Drug Retail	1.1
Agricultural Products	0.9

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments (a)
United States	54.6%
United Kingdom	12.8
Switzerland	9.2
Japan	6.6
France	5.1
Netherlands	1.8
Australia	1.7
Canada	1.7
Belgium	1.5
Germany	1.1

10	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2021	iShares® Global Energy ETF

Investment Objective

The iShares Global Energy ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the energy sector, as represented by the S&P Global 1200 Energy Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	51.36%	0.54%	(2.38)%	51.36%	2.74%	(21.37)%
Fund Market	53.09	0.59	(2.40)	53.09	2.99	(21.54)
Index	50.29	0.19	(2.58)	50.29	0.96	(22.99)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$1,543.70	$2.66	$1,000.00	$1,022.80	$2.12	0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 25 for more information.

FUND SUMMARY	11

Fund Summary as of March 31, 2021 (continued)	iShares® Global Energy ETF

Portfolio Management Commentary

Global energy stocks advanced sharply during the reporting period despite subdued energy demand driven by the coronavirus pandemic. Oil prices declined to historically low levels early in the reporting period following a sharp reduction in global economic activity due to business closures and travel restrictions. The stark drop in demand led to an oversupply of oil, which was exacerbated by a disagreement about reducing supply among some of the world’s largest oil producers. As oil production started to exceed the capacity of storage facilities, some West Texas Intermediate futures contracts briefly reached negative prices in April 2020 and the spot price of oil declined to a 21-year low.

Oil prices began to rebound in the summer of 2020 amid signs of economic revival as coronavirus infection rates decreased and governments eased restrictions. Optimism about a new economic stimulus package in the U.S. and the success of potential COVID-19 vaccines bolstered investor sentiment about economic recovery, further lifting oil prices through the end of 2020. Meanwhile, production cuts by OPEC trimmed the oversupply, leading to a stabilization of oil prices. Additional reductions in global oil supply in early 2021 along with improving industrial activity in some regions also supported oil prices.

Oil, gas, and consumable fuels stocks in the U.S., Canada, France, and the U.K. were the primary contributors to the Index’s return. Despite revenue and profit declines driven by lower production levels, the stock prices of multinational integrated oil and gas companies appreciated during the reporting period. News of the development of an effective vaccine boosted optimism about a resumption of economic activity and demand for oil. Rising oil prices and ongoing cost-cutting programs led oil and gas exploration and production companies to generate greater-than-expected cash flow. In response to reduced capacity and production levels, companies cut capital spending and investment and lowered debt, which helped them maintain dividend payout levels. Some corporations also began to transition toward greater reliance on renewable energy sources.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Integrated Oil & Gas	56.8%
Oil & Gas Exploration & Production	16.7
Oil & Gas Storage & Transportation	13.0
Oil & Gas Refining & Marketing	8.6
Oil & Gas Equipment & Services	4.5
Coal & Consumable Fuels	0.4

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)
United States	53.8%
Canada	13.2
United Kingdom	13.1
France	6.7
Australia	2.5
Brazil	2.2
Italy	1.8
Finland	1.3
Japan	1.3
Norway	1.2

12	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2021	iShares® Global Financials ETF

Investment Objective

The iShares Global Financials ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the financials sector, as represented by the S&P Global 1200 Financials Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns				Cumulative Total Returns
	1 Year		5 Years	10 Years	1 Year		5 Years	10 Years
Fund NAV	58.72	%(a)	11.04%	7.05%	58.72	%(a)	68.79%	97.60%
Fund Market	58.88		11.15	7.06	58.88		69.68	97.81
Index	58.72		11.11	7.09	58.72		69.38	98.46

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$1,399.30	$2.51	$1,000.00	$1,022.80	$2.12	0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 25 for more information.

FUND SUMMARY	13

Fund Summary as of March 31, 2021 (continued)	iShares® Global Financials ETF

Portfolio Management Commentary

Global financials stocks rose sharply for the reporting period. After declining during the economic turmoil of the coronavirus pandemic in early 2020 amid concerns about loan defaults, financials stocks rose as investors became increasingly optimistic about economic growth during the recovery and continued government stimulus spending. Favorable developments regarding vaccines further bolstered the sector.

Financials stocks in the U.S., which constituted approximately 49% of the Index on average during the reporting period, were the leading contributors to the Index’s return. Banks led the advance, showing strength due to rising bond yields toward the end of the reporting period. Banks benefited from the widening spread between shorter and longer-term interest rates because banks borrow at short-term interest rates and lend to customers at longer-term interest rates. Optimism about a strong economic recovery allowed banks to release loan loss reserves, bolstering earnings. Investors were also optimistic about the new administration’s plans for stimulus spending, further supporting bank stocks.

The diversified financials industry also contributed to the Index’s return, led by the capital markets industry. Revenues rose due to strength in equities trading and increased volume in investment banking and financial services due to increases in initial public offerings, especially in the information technology and healthcare sectors. Accelerated mergers and acquisitions and rescue financing in response to the pandemic also benefited the industry. The multi-sector holdings industry advanced amid exposure to banks and the information technology sectors, which advanced sharply for the reporting period.

The U.S. insurance industry was also a contributor to the Index’s performance as margins and sales recovered. During government-issued, stay-at-home orders, automobile trips declined sharply, leading to a concurrent reduction in accidents and claims, bolstering property and casualty insurers’ profits. Favorable court decisions in business-interruption disputes also mitigated pandemic-related declines.

Canadian banks also contributed notably to the Index’s return. Bank income rose due to strength in commercial and personal banking and capital markets. The price of oil rose, driving investor optimism due to the Canadian financial system’s exposure to the energy industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Banks	48.4%
Insurance	21.6
Capital Markets	19.4
Diversified Financial Services	7.9
Consumer Finance	2.7
Equity Real Estate Investment Trusts (REITs)	0.0	(b)

(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)
United States	50.5%
Canada	7.9
United Kingdom	5.9
Australia	5.3
Japan	4.3
China	3.7
Switzerland	3.2
Germany	3.0
Hong Kong	2.9
France	2.3

14	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2021	iShares® Global Healthcare ETF

Investment Objective

The iShares Global Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the healthcare sector, as represented by the S&P Global 1200 Health Care Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	28.03%	11.62%	13.09%	28.03%	73.25%	242.16%
Fund Market	28.06	11.68	13.12	28.06	73.72	242.97
Index	28.04	11.69	13.16	28.04	73.80	244.41

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$1,078.60	$2.18	$1,000.00	$1,022.80	$2.12	0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 25 for more information.

FUND SUMMARY	15

Fund Summary as of March 31, 2021 (continued)	iShares® Global Healthcare ETF

Portfolio Management Commentary

Global healthcare stocks advanced substantially during the reporting period. Coronavirus-driven developments among biopharmaceutical manufacturers, testing and diagnostic companies, and telemedicine providers fueled healthcare stock gains.

Healthcare stocks based in the U.S., which comprised, on average, approximately 68% of the Index for the reporting period, contributed the most to performance. Healthcare equipment and supplies manufacturers posted sharp gains, bolstered by surging sales of coronavirus diagnostic tests, which drove strong profit growth. However, the industry’s revenue drivers remained diverse, bolstering the stock prices of companies that produce testing and diagnostic equipment, medical devices, and pharmaceuticals. Government contracts to manufacture inputs used by pharmaceuticals companies in developing the COVID-19 vaccine also helped the industry advance. Despite an overall decline in medical procedures during the pandemic, medical device stocks served as an industry tailwind, gaining from strong sales of technologies such as ventilators and pulse oximeters used to treat coronavirus patients.

The healthcare providers and services industry benefited from patients making fewer doctor visits and delaying elective procedures during the pandemic. Reduced expenses led to substantive profit growth at managed healthcare companies, which also advanced amid expectations that access to healthcare coverage could expand under the new presidential administration and a Democratically controlled Congress.

Pharmaceuticals companies also contributed meaningfully to returns, advancing amid the successful development and emergency use authorization by the U.S. Food and Drug Administration of several highly effective COVID-19 vaccines. In addition, pharmaceuticals manufacturers developed antibody therapies to treat multiple strains of the coronavirus and brought a new multiple sclerosis drug to market.

Healthcare equipment and services stocks based in Japan contributed modestly to the Index’s return. The industry gained as the transition to remote workspaces during the pandemic increased demand for online health services and information. Swiss pharmaceuticals companies also advanced amid collaborative agreements to manufacture vaccines, along with successful late-stage trials of COVID-19 antibody therapies.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Pharmaceuticals	39.4%
Health Care Equipment & Supplies	24.3
Health Care Providers & Services	15.2
Biotechnology	12.4
Life Sciences Tools & Services	7.9
Health Care Technology	0.8

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	69.0%
Switzerland	8.9
Japan	6.0
United Kingdom	3.8
Denmark	2.6
Germany	2.3
France	2.1
Australia	2.0
Netherlands	1.2
China	0.6

(a)	Excludes money market funds.

16	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2021	iShares® Global Industrials ETF

Investment Objective

The iShares Global Industrials ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the industrials sector, as represented by the S&P Global 1200 Industrials Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	64.27%	12.38%	9.26%	64.27%	79.25%	142.43%
Fund Market	64.71	12.42	9.25	64.71	79.52	142.21
Index	64.34	12.40	9.20	64.34	79.43	141.01

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,252.10	$2.36		$1,000.00	$1,022.80	$2.12		0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 25 for more information.

FUND SUMMARY	17

Fund Summary as of March 31, 2021 (continued)	iShares® Global Industrials ETF

Portfolio Management Commentary

Global industrials stocks rebounded strongly for the reporting period as countries lifted coronavirus-driven factory lockdowns, expanded fiscal stimulus, and rolled out wide-scale vaccination programs. Most of the countries in the Index contributed to the Index’s performance, with the U.S. and Japan contributing the majority of the gain.

In April 2020, U.S. industrial production fell to the lowest level since the Great Recession amid a drop in both domestic and foreign orders and a decline in employment driven by factory closures. The decline in production lessened and subsequently reversed, with new orders growing as the economy reopened.

The U.S. capital goods industry, which includes manufacturers of heavy equipment and machinery, contributed substantially to the Index’s return amid growing demand for construction equipment. Machinery companies mitigated the effects of the pandemic through cost-cutting and service expansion, including the rapid adoption of digital technology that allows for remote monitoring of inventory and equipment in the field. Large industrial conglomerates also reduced costs and retooled supply chains to offset lower sales. Companies also shifted production output rapidly in response to emerging needs, setting up new factories in weeks rather than months to meet demand for N95 masks and other personal protective equipment.

U.S. transportation stocks also boosted the Index’s performance, as rising economic activity and demand for durable goods led to growth in rail volumes. Lower fuel prices also positively reduced operating expenses.

Outside of the U.S., Japanese industrial sector stocks also advanced, particularly the capital goods industry. Japan’s economic recovery following the initial coronavirus shutdown was relatively strong in comparison to other developed nations, with rising export sales supporting manufacturing. Machinery stocks advanced amid sales growth and strong forecasts for robots and automation equipment from electric vehicle and technology manufacturers, especially in China.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Capital Goods	67.6%
Transportation	21.2
Commercial & Professional Services	11.2

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	52.1%
Japan	14.7
France	6.7
United Kingdom	4.7
Sweden	4.0
Germany	4.0
Canada	3.2
Switzerland	2.7
Denmark	1.8
Australia	1.2

(a)	Excludes money market funds.

18	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2021	iShares® Global Materials ETF

Investment Objective

The iShares Global Materials ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the materials sector, as represented by the S&P Global 1200 Materials Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	76.78%	15.22%	3.90%	76.78%	103.06%	46.56%
Fund Market	77.42	15.33	3.89	77.42	104.07	46.49
Index	77.15	15.36	4.00	77.15	104.30	47.99

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,251.60	$2.36		$1,000.00	$1,022.80	$2.12		0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 25 for more information.

FUND SUMMARY	19

Fund Summary as of March 31, 2021 (continued)	iShares® Global Materials ETF

Portfolio Management Commentary

Global materials stocks advanced sharply during the reporting period, amid significant fiscal and monetary stimulus and a weaker U.S. dollar relative to many currencies. Expectations for an improving global economic recovery bolstered prices of commodities such as industrial metals and chemicals. Manufacturing expanded, which drove strong earnings growth in several industries, including transportation equipment, fabricated metal products, chemical products, and computers and electronics.

Materials stocks in the U.S. contributed the most to the Index’s performance, led by the chemicals industry. Specialty chemicals companies advanced, bolstered by a surge in U.S. residential construction along with higher sales to China, which helped drive the industry’s solid earnings growth. Higher demand for inputs used in manufacturing semiconductors and smartphones and a recovery in automotive markets boosted profits as well. Consumer spending on home improvement projects during the pandemic and new home purchases supported by record-low interest rates also benefited the sector. Companies such as paint manufacturers posted sizable sales growth. Manufacturers of industrial gases were noteworthy contributors to performance as a global effort to reduce carbon emissions elevated demand for hydrogen.

The U.S. metals and mining industry also added to the Index’s return as the price of copper rose to a nearly 10-year high. Copper mining companies benefited from rising industrial demand for copper and ongoing supply constraints. Containers and packaging companies based in the U.S. also performed well, advancing amid pandemic-driven demand from e-commerce companies for corrugated cardboard packaging. Strong sales of paper products and processed foods and beverages drove income gains for consumer packaging firms, as demand surged during lockdowns.

Contribution from U.K. and Australian materials stocks was driven by the metals and mining industry. Several diversified Anglo-Australian mining companies increased iron ore production amid strengthening industrial activity in China. Government stimulus in China spurred infrastructure projects, driving demand and prices higher for iron ore, a key ingredient used in steelmaking. In this environment, mining companies announced record dividend payouts.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Chemicals	51.2%
Metals & Mining	34.5
Construction Materials	5.9
Containers & Packaging	5.8
Paper & Forest Products	2.6

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	29.6%
Australia	10.7
United Kingdom	9.5
Japan	7.8
Ireland	7.8
Canada	6.6
Germany	5.0
Switzerland	4.3
France	3.4
Netherlands	2.9

(a)	Excludes money market funds.

20	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2021	iShares® Global Tech ETF

Investment Objective

The iShares Global Tech ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the technology sector, as represented by the S&P Global 1200 Information Technology Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	68.97%	26.35%	18.47%	68.97%	222.05%	444.66%
Fund Market	69.66	26.46	18.50	69.66	223.42	446.05
Index	69.15	26.51	18.61	69.15	224.05	451.19

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,168.00	$2.27		$1,000.00	$1,022.80	$2.12		0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 25 for more information.

FUND SUMMARY	21

Fund Summary as of March 31, 2021 (continued)	iShares® Global Tech ETF

Portfolio Management Commentary

Global information technology stocks advanced robustly during the reporting period, rebounding after the economic disruption caused by the coronavirus pandemic. Large companies led the advance, taking advantage of demand for cloud computing and other services stemming from changes in work and commerce patterns due to government-mandated, stay-at-home orders. Investor optimism regarding information technology companies rose as workers and companies adopted technology for remote work and consumers shifted from in-person to online shopping. Information technology stocks also benefited from the Fed’s measures to stimulate the economy.

The U.S., which constituted approximately 79% of the Index on average for the reporting period, was the largest contributor to the Index’s return, led by the software and services industry. Revenues and earnings of software companies rose as remote work drove strong growth in cloud computing services. Companies in the industry benefited from rising sales of personal computers and gaming hardware as new consoles were released. Payment processers in the IT services industry benefited from increased use of digital payments by consumers.

U.S. technology hardware and equipment stocks also contributed solidly to the Index’s return, advancing sharply amid strong revenues, as demand for mobile phones, especially 5G-enabled models, grew worldwide. Increased demand for wearable technology, particularly earbuds and watches, also drove strong sales, further bolstering the industry’s contribution. Increased revenues from high-margin services such as streaming video and payment processing were another source of strength. The semiconductors industry was also a substantial contributor, as rising demand for chips used in data centers led to increased sales and revenues. Strong demand for chips used in personal computers and gaming consoles also helped the industry as new models entered the market.

Semiconductor stocks in Taiwan and the South Korean technology hardware and equipment industry contributed modestly to the Index’s return. A global shortage of microchips, due to increased demand from producers of consumer electronics and other products, led to higher chip prices, benefiting chipmakers in both countries.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Software	26.2%
Semiconductors & Semiconductor Equipment	24.7
Technology Hardware, Storage & Peripherals	22.0
IT Services	18.8
Electronic Equipment, Instruments & Components	5.3
Communications Equipment	3.0

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	77.3%
Taiwan	4.7
South Korea	4.5
Japan	4.0
Netherlands	3.4
Germany	1.6
Canada	1.6
France	1.1
Sweden	0.5
Spain	0.3

(a)	Excludes money market funds.

22	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2021	iShares® Global Utilities ETF

Investment Objective

The iShares Global Utilities ETF (the “Fund”) seeks to track the investment results of an index composed of global equities in the utilities sector, as represented by the S&P Global 1200 Utilities Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Effective May 3, 2021, the Fund will change its Index from the S&P Global 1200 Utilities Index to the S&P Global 1200 Utilities (Sector) Capped Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	22.70%	8.45%	6.81%	22.70%	49.99%	93.19%
Fund Market	22.74	8.44	6.81	22.74	49.98	93.33
Index	22.27	8.11	6.51	22.27	47.65	87.81

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 25 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,097.60	$ 2.20		$ 1,000.00	$ 1,022.80	$ 2.12		0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 25 for more information.

FUND SUMMARY	23

Fund Summary as of March 31, 2021 (continued)	iShares® Global Utilities ETF

Portfolio Management Commentary

Stocks of global utilities companies advanced modestly during the reporting period, led by electric utilities companies. As prices for power fell sharply and industrial and commercial end users were shut down, some companies needed to sell excess power at significant losses. However, the costs related to generating power also declined with commodities prices, which drove gains for many electric utilities companies despite the reduced demand. Electric utilities companies that focused on renewable energy assets advanced on expectations they will outperform their peers as economic conditions normalize, and several companies announced plans to completely remove carbon-based power generation from their portfolios.

In the U.S., which comprised approximately 60% of the Index on average for the reporting period, local electric utilities companies bought competitors and invested in renewable energy. Dividend yields, a traditional driver of investment returns for regulated companies like electric utilities, were also relatively attractive in the low yielding environment. President Biden’s focus on renewable energy also encouraged investment in companies focused on climate change.

U.S. multi-utilities companies, which manage diversified portfolios of several types of utilities, also bolstered the Index’s performance. The focus on renewable energy extended to this industry, as large local companies divested carbon-based assets and replaced them with wind farms and other carbon-neutral power generation plants.

Outside the U.S., electric utilities companies in Italy and Spain contributed notably to the Index’s return amid a focus on renewable energy and international collaboration. Italian-based electric utilities companies declined early in the reporting period, as sustainability-linked loan facilities weighed on investor sentiment. However, their commitment to renewable energy and a plan to grow dividends ultimately drove solid performance in the industry. In Spain, the government committed to spending 27 billion euros on renewable energy over the next three years, which drove solid performance in the electric utilities industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Electric Utilities	60.2%
Multi-Utilities	30.2
Gas Utilities	5.5
Water Utilities	2.9
Independent Power and Renewable Electricity Producers	1.2

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	59.8%
Spain	7.0
Italy	6.6
United Kingdom	5.8
Canada	3.8
France	3.5
Germany	3.5
Japan	2.3
Hong Kong	2.2
Denmark	2.0

(a)	Excludes money market funds.

24	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ABOUT FUND PERFORMANCE / SHAREHOLDER EXPENSES	25

Schedule of Investments March 31, 2021	iShares® Global Comm Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.7%
Telstra Corp. Ltd.	825,968	$2,138,935

Canada — 2.1%
BCE Inc.	62,454	2,818,964
Rogers Communications Inc., Class B, NVS	24,339	1,122,206
Shaw Communications Inc., Class B, NVS	31,404	816,552
TELUS Corp.	93,690	1,865,824

		6,623,546

China — 9.8%
NetEase Inc.	139,200	2,832,540
Tencent Holdings Ltd.	363,900	28,552,373

		31,384,913

Finland — 0.2%
Elisa OYJ	10,379	623,828

France — 1.6%
Orange SA	142,247	1,756,255
Publicis Groupe SA	16,080	983,494
Ubisoft Entertainment SA(a)(b)	5,645	430,451
Vivendi SE	60,130	1,978,781

		5,148,981

Germany — 1.5%
Deutsche Telekom AG, Registered	224,859	4,537,630
United Internet AG, Registered(c)	7,923	318,467

		4,856,097

Italy — 0.1%
Telecom Italia SpA/Milano	797,686	432,384

Japan — 7.6%
Dentsu Group Inc.	16,900	542,941
KDDI Corp.	113,600	3,490,244
Nexon Co. Ltd.	31,400	1,020,145
Nintendo Co. Ltd.	8,200	4,586,806
Nippon Telegraph & Telephone Corp.	165,300	4,251,426
SoftBank Group Corp.	114,700	9,684,625
Z Holdings Corp.	184,000	916,836

		24,493,023

Mexico — 0.5%
America Movil SAB de CV, Series L, NVS	1,646,886	1,123,654
Grupo Televisa SAB, CPO(a)	175,712	312,427

		1,436,081

Netherlands — 0.3%
Koninklijke KPN NV	245,179	833,931

Norway — 0.2%
Telenor ASA	44,707	788,206

South Korea — 1.6%
Kakao Corp.	4,187	1,842,391
NAVER Corp.	10,039	3,344,116

		5,186,507

Spain — 1.0%
Cellnex Telecom SA(d)	27,042	1,560,518
Telefonica SA	364,612	1,635,693

		3,196,211

Sweden — 0.4%
Tele2 AB, Class B	34,422	465,210

Security	Shares	Value

Sweden (continued)
Telia Co. AB	170,411	$739,608

		1,204,818

Switzerland — 0.3%
Swisscom AG, Registered	1,770	953,504

Taiwan — 0.3%
Chunghwa Telecom Co. Ltd.	263,120	1,028,209

United Kingdom — 2.4%
BT Group PLC(a)	609,196	1,301,107
Informa PLC(a)	104,319	805,714
ITV PLC(a)	251,602	417,083
Pearson PLC	52,342	557,221
Vodafone Group PLC	1,861,187	3,386,521
WPP PLC	85,953	1,091,734

		7,559,380

United States — 69.0%
Activision Blizzard Inc.	53,805	5,003,865
Alphabet Inc., Class A(a)	17,958	37,038,734
Alphabet Inc., Class C, NVS(a)	17,212	35,605,260
AT&T Inc.	479,739	14,521,700
Charter Communications Inc., Class A(a)	9,822	6,060,370
Comcast Corp., Class A	251,484	13,607,799
Discovery Inc., Class A(a)	11,352	493,358
Discovery Inc., Class C, NVS(a)(b)	20,118	742,153
DISH Network Corp., Class A(a)	17,033	616,595
Electronic Arts Inc	19,975	2,704,016
Facebook Inc., Class A(a)	149,667	44,081,421
Fox Corp., Class A, NVS	23,220	838,474
Fox Corp., Class B	10,675	372,878
Interpublic Group of Companies Inc. (The)	27,132	792,254
Live Nation Entertainment Inc.(a)	9,839	832,871
Lumen Technologies Inc.	68,557	915,236
Netflix Inc.(a)	28,516	14,875,657
News Corp., Class A, NVS	26,954	685,440
News Corp., Class B	8,337	195,586
Omnicom Group Inc	14,932	1,107,208
Take-Two Interactive Software Inc.(a)	8,003	1,414,130
T-Mobile U.S. Inc.(a)	40,566	5,082,514
Twitter Inc.(a)	55,241	3,514,985
Verizon Communications Inc.	252,056	14,657,056
ViacomCBS Inc., Class B, NVS	40,766	1,838,547
Walt Disney Co. (The)(a)	73,759	13,610,011

		221,208,118

Total Common Stocks — 99.6% (Cost: $248,150,672)		319,096,672

Preferred Stocks

Italy — 0.1%
Telecom Italia SpA/Milano, Preference Shares, NVS	428,240	246,823

Total Preferred Stocks — 0.1% (Cost: $375,075)		246,823

Short-Term Investments

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.11%(e)(f)(g)	2,742,412	2,744,057

26	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2021	iShares® Global Comm Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.00%(e)(f)	173,000	$173,000

		2,917,057

Total Short-Term Investments — 0.9% (Cost: $2,917,057)		2,917,057

Total Investments in Securities — 100.6% (Cost: $251,442,804)		322,260,552

Other Assets, Less Liabilities — (0.6)%		(1,881,047)

Net Assets — 100.0%		$320,379,505

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$782,456	$1,952,299	(a)	$—		$9,841	$(539)	$2,744,057	2,742,412	$10,539	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	743,000	—		(570,000	)(a)	—	—	173,000	173,000	441		—

						$9,841	$(539)	$2,917,057		$10,980		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	2	06/18/21	$91	$1,729
S&P 400 E-Mini Index	5	06/18/21	480	(4,572)
TOPIX Index	6	06/10/21	106	262

				$(2,581)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,991

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) March 31, 2021	iShares® Global Comm Services ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$4,572

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$446,030

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$784

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$728,956

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$319,096,672	$—	$—	$319,096,672
Preferred Stocks	246,823	—	—	246,823
Money Market Funds	2,917,057	—	—	2,917,057

	$322,260,552	$—	$—	$322,260,552

Derivative financial instruments(a)
Assets
Futures Contracts	$1,991	$—	$—	$1,991
Liabilities
Futures Contracts	(4,572)	—	—	(4,572)

	$(2,581)	$—	$—	$(2,581)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

28	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments March 31, 2021	iShares® Global Consumer Discretionary ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.1%
Aristocrat Leisure Ltd.	44,819	$1,172,585
Tabcorp Holdings Ltd.	155,620	554,711
Wesfarmers Ltd.	79,584	3,192,600

		4,919,896

Brazil — 0.2%
Magazine Luiza SA	187,025	670,811

Canada — 1.2%
Canadian Tire Corp. Ltd., Class A, NVS	4,028	571,519
Dollarama Inc.	20,253	894,654
Gildan Activewear Inc.	13,927	426,170
Magna International Inc.	18,976	1,671,054
Restaurant Brands International Inc.	21,450	1,394,843

		4,958,240

Chile — 0.1%
Falabella SA	52,829	240,613

China — 8.3%
Alibaba Group Holding Ltd.(a)	647,800	18,331,329
Geely Automobile Holdings Ltd.	397,000	1,010,060
JD.com Inc., Class A(a)	126,000	5,218,633
Meituan, Class B(a)(b)	292,700	11,226,921

		35,786,943

Denmark — 0.2%
Pandora A/S	7,019	753,816

France — 6.1%
Accor SA(a)	12,842	485,397
Cie. Generale des Etablissements Michelin SCA	12,374	1,856,434
EssilorLuxottica SA	20,817	3,397,133
Hermes International	2,426	2,691,605
Kering SA	5,147	3,560,598
LVMH Moet Hennessy Louis Vuitton SE	18,732	12,507,124
Renault SA(a)	14,077	610,995
Sodexo SA(a)	5,677	545,651
Valeo SA	16,396	558,258

		26,213,195

Germany — 4.0%
adidas AG(a)	12,942	4,049,095
Bayerische Motoren Werke AG	22,184	2,306,664
Continental AG(a)	7,432	984,415
Daimler AG, Registered	58,327	5,210,614
Delivery Hero SE(a)(b)	10,993	1,427,667
HelloFresh SE(a)	10,373	775,372
Puma SE(a)	6,563	644,385
Volkswagen AG(c)	2,071	752,607
Zalando SE(a)(b)	11,646	1,144,826

		17,295,645

Hong Kong — 0.3%
Galaxy Entertainment Group Ltd.(a)	149,000	1,341,574

Ireland — 0.5%
Flutter Entertainment PLC(a)	10,709	2,307,066

Italy — 0.6%
Ferrari NV	8,898	1,865,151
Moncler SpA(a)	13,963	801,991

		2,667,142

Security	Shares	Value

Japan — 12.3%
Aisin Seiki Co. Ltd.	12,800	$486,516
Bandai Namco Holdings Inc.	15,600	1,114,306
Bridgestone Corp.	42,500	1,721,154
Denso Corp.	36,100	2,400,242
Fast Retailing Co. Ltd.	4,500	3,589,004
Honda Motor Co. Ltd.	120,743	3,626,661
Isuzu Motors Ltd.	43,500	468,068
Koito Manufacturing Co. Ltd.	9,000	604,344
Nissan Motor Co. Ltd.(a)	168,900	941,407
Nitori Holdings Co. Ltd.	6,100	1,182,737
Oriental Land Co. Ltd.	15,800	2,377,149
Pan Pacific International Holdings Corp.	42,300	999,505
Panasonic Corp.	163,600	2,107,553
Rakuten Inc.	57,400	685,164
Sekisui House Ltd.	45,700	981,826
Shimano Inc.	6,000	1,432,127
Sony Corp.	88,200	9,255,014
Subaru Corp.	43,188	861,415
Sumitomo Electric Industries Ltd.	55,700	835,752
Suzuki Motor Corp.	34,500	1,568,891
Toyota Industries Corp.	14,400	1,284,923
Toyota Motor Corp.	178,200	13,894,762
Yamaha Motor Co. Ltd.	22,113	542,519

		52,961,039

Jersey — 0.6%
Aptiv PLC	18,807	2,593,485

Netherlands — 1.5%
Just Eat Takeaway.com NV(a)(b)	5,640	521,148
Prosus NV	29,454	3,281,717
Stellantis NV	155,481	2,756,401

		6,559,266

South Korea — 1.0%
Hyundai Mobis Co. Ltd.	4,588	1,183,739
Hyundai Motor Co	9,225	1,776,939
Hyundai Motor Co., GDR(a)	1	96
Kia Motors Corp	18,502	1,355,260

		4,316,034

Spain — 0.6%
Industria de Diseno Textil SA	78,753	2,600,890

Sweden — 0.8%
Electrolux AB, Series B	17,731	492,692
Evolution Gaming Group AB(b)	11,326	1,671,034
H & M Hennes & Mauritz AB, Class B(a)	52,469	1,184,364

		3,348,090

Switzerland — 1.0%
Cie. Financiere Richemont SA, Class A, Registered	36,639	3,532,511
Swatch Group AG (The), Bearer	2,031	586,760
Swatch Group AG (The), Registered	3,994	223,433

		4,342,704

United Kingdom — 2.7%
Barratt Developments PLC(a)	71,475	736,450
Berkeley Group Holdings PLC	8,717	533,872
Burberry Group PLC(a)	28,413	744,239
Compass Group PLC(a)	124,287	2,506,163
Entain PLC(a)	41,077	860,311
InterContinental Hotels Group PLC(a)	13,176	904,402
Kingfisher PLC(a)	148,153	650,627

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) March 31, 2021	iShares® Global Consumer Discretionary ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Marks & Spencer Group PLC(a)	137,321	$285,803
Next PLC(a)	9,139	991,830
Ocado Group PLC(a)	42,572	1,195,290
Persimmon PLC	22,396	908,453
Taylor Wimpey PLC(a)	255,882	637,062
Whitbread PLC(a)	14,138	668,283

		11,622,785

United States — 55.3%
Advance Auto Parts Inc	4,599	843,871
Amazon.com Inc.(a)	13,854	42,865,384
AutoZone Inc.(a)	1,557	2,186,495
Best Buy Co. Inc	16,176	1,857,167
Booking Holdings Inc.(a)	2,865	6,674,992
BorgWarner Inc	16,777	777,782
Caesars Entertainment Inc.(a)	14,619	1,278,432
CarMax Inc.(a)	11,409	1,513,518
Carnival Corp.	55,998	1,486,187
Chipotle Mexican Grill Inc.(a)	1,975	2,806,120
Darden Restaurants Inc.	9,148	1,299,016
Dollar General Corp.	17,197	3,484,456
Dollar Tree Inc.(a)	16,508	1,889,506
Domino’s Pizza Inc.	2,724	1,001,860
DR Horton Inc.	23,231	2,070,347
eBay Inc.	45,004	2,756,045
Etsy Inc.(a)	8,847	1,784,175
Expedia Group Inc.	9,710	1,671,285
Ford Motor Co.(a)	272,560	3,338,860
Gap Inc. (The)(a)	14,205	423,025
Garmin Ltd	10,488	1,382,843
General Motors Co	88,636	5,093,025
Genuine Parts Co	10,136	1,171,620
Hanesbrands Inc.	24,483	481,581
Hasbro Inc.	8,966	861,812
Hilton Worldwide Holdings Inc.	19,312	2,335,207
Home Depot Inc. (The)	71,599	21,855,595
L Brands Inc.	16,397	1,014,318
Las Vegas Sands Corp.	23,054	1,400,761
Leggett & Platt Inc.	9,334	426,097
Lennar Corp., Class A	19,267	1,950,398
LKQ Corp.(a)	19,586	829,075
Lowe’s Companies Inc.	51,185	9,734,363
Marriott International Inc./MD, Class A	18,531	2,744,626
McDonald’s Corp	52,205	11,701,229
MGM Resorts International	28,829	1,095,214
Mohawk Industries Inc.(a)	4,140	796,163
Newell Brands Inc.	26,524	710,313
Nike Inc., Class B	89,029	11,831,064
Norwegian Cruise Line Holdings Ltd.(a)	25,494	703,379
NVR Inc.(a)	238	1,121,201
O’Reilly Automotive Inc.(a)	4,928	2,499,728
Penn National Gaming Inc.(a)	10,435	1,094,005
Pool Corp	2,824	974,958
PulteGroup Inc.	18,663	978,688
PVH Corp.	4,990	527,443
Ralph Lauren Corp.	3,386	417,020
Ross Stores Inc.	24,988	2,996,311
Royal Caribbean Cruises Ltd.	15,366	1,315,483
Starbucks Corp.	82,433	9,007,454
Tapestry Inc.	19,501	803,636

Security	Shares	Value

United States (continued)
Target Corp.	35,035	$6,939,382
Tesla Inc.(a)	51,929	34,684,937
TJX Companies Inc. (The)	83,947	5,553,094
Tractor Supply Co.	8,163	1,445,504
Ulta Beauty Inc.(a)	3,954	1,222,458
Under Armour Inc., Class A(a)	13,240	293,398
Under Armour Inc., Class C, NVS(a)	13,678	252,496
VF Corp.	22,545	1,801,796
Whirlpool Corp.	4,406	970,862
Wynn Resorts Ltd.	7,385	925,857
Yum! Brands Inc.	20,861	2,256,743

		238,209,660

Total Common Stocks — 98.4% (Cost: $348,226,845)		423,708,894

Preferred Stocks

Germany — 1.2%
Bayerische Motoren Werke AG, Preference Shares, NVS	3,991	318,259
Porsche Automobil Holding SE, Preference Shares, NVS	10,748	1,142,196
Volkswagen AG, Preference Shares, NVS	12,881	3,612,173

		5,072,628

South Korea — 0.1%
Hyundai Motor Co.
Preference Shares, GDR(a)	3,600	162,000
Preference Shares, NVS	1,580	139,607
Series 2, Preference Shares, NVS	2,555	221,241

		522,848

Total Preferred Stocks — 1.3% (Cost: $4,253,855)		5,595,476

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.11%(d)(e)(f)	795,701	796,179
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.00%(d)(e)	270,000	270,000

		1,066,179

Total Short-Term Investments — 0.2% (Cost: $1,066,179)		1,066,179

Total Investments in Securities — 99.9% (Cost: $353,546,879)		430,370,549

Other Assets, Less Liabilities — 0.1%		374,407

Net Assets — 100.0%		$430,744,956

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

30	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2021	iShares® Global Consumer Discretionary ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$2,983,243	$—		$(2,188,764	)(a)	$2,590	$(890)	$796,179	795,701	22,745	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	210,000	60,000	(a)	—		—	—	270,000	270,000	302		—

						$2,590	$(890)	$1,066,179		$23,047		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	12	06/18/21	$545	$7,145
S&P Consumer Discretionary Select Sector E-Mini Index	4	06/18/21	679	5,681
TOPIX Index	1	06/10/21	177	6,526

				$19,352

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$19,352

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$360,027

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(37,398)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$811,622

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) March 31, 2021	iShares® Global Consumer Discretionary ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$423,708,798	$96	$—	$423,708,894
Preferred Stocks	5,595,476	—	—	5,595,476
Money Market Funds	1,066,179	—	—	1,066,179

	$430,370,453	$96	$—	$430,370,549

Derivative financial instruments(a)
Assets
Futures Contracts	$19,352	$—	$—	$19,352

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

32	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments March 31, 2021	iShares® Global Consumer Staples ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.7%
Coles Group Ltd.	190,432	$2,322,131
Treasury Wine Estates Ltd.	102,838	810,680
Woolworths Group Ltd.	180,643	5,623,170

		8,755,981

Belgium — 1.5%
Anheuser-Busch InBev SA/NV	120,864	7,635,262

Brazil — 0.6%
Ambev SA, ADR	628,977	1,723,397
BRF SA, ADR(a)(b)	104,165	467,701
Natura & Co. Holding SA, ADR NVS(b)	59,914	1,017,939

		3,209,037

Canada — 1.7%
Alimentation Couche-Tard Inc., Class B	120,663	3,890,094
George Weston Ltd.	10,124	896,367
Loblaw Companies Ltd.	22,811	1,274,084
Metro Inc.	35,419	1,615,603
Saputo Inc.	33,925	1,020,031

		8,696,179

Chile — 0.1%
Cencosud SA	193,841	415,555

Denmark — 0.4%
Carlsberg AS, Class B	14,650	2,256,322

France — 5.1%
Carrefour SA	82,652	1,500,340
Danone SA	98,023	6,739,573
L’Oreal SA	34,368	13,200,332
Pernod Ricard SA	28,787	5,415,027

		26,855,272

Germany — 0.6%
Beiersdorf AG	14,022	1,484,852
Henkel AG & Co. KGaA	14,039	1,393,428

		2,878,280

Ireland — 0.5%
Kerry Group PLC, Class A	21,938	2,751,123

Japan — 6.5%
Aeon Co. Ltd.	124,517	3,717,480
Ajinomoto Co. Inc.	78,800	1,615,578
Asahi Group Holdings Ltd.	68,798	2,904,459
Japan Tobacco Inc.	157,000	3,019,231
Kao Corp.	68,800	4,553,253
Kikkoman Corp.	27,700	1,651,973
Kirin Holdings Co. Ltd.	123,696	2,373,732
MEIJI Holdings Co. Ltd.	21,000	1,353,122
Nissin Foods Holdings Co. Ltd.	12,200	906,443
Seven & i Holdings Co. Ltd.	113,937	4,601,818
Shiseido Co. Ltd.	57,100	3,835,260
Unicharm Corp.	62,800	2,639,873
Yakult Honsha Co. Ltd.	23,120	1,171,692

		34,343,914

Mexico — 0.8%
Fomento Economico Mexicano SAB de CV	265,336	1,998,271
Wal-Mart de Mexico SAB de CV	722,910	2,277,853

		4,276,124

Security	Shares	Value

Netherlands — 1.7%
Heineken Holding NV	14,392	$1,283,841
Heineken NV	33,714	3,471,859
Koninklijke Ahold Delhaize NV	157,140	4,386,306

		9,142,006

New Zealand — 0.1%
a2 Milk Co Ltd. (The)(a)(b)	106,007	632,196

Norway — 0.5%
Mowi ASA	64,226	1,596,556
Orkla ASA	116,846	1,147,606

		2,744,162

Sweden — 0.9%
Essity AB, Class B	86,881	2,750,074
Swedish Match AB	23,156	1,811,291

		4,561,365

Switzerland — 9.1%
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	148	1,297,349
Chocoladefabriken Lindt & Spruengli AG, Registered	16	1,470,541
Nestle SA, Registered	403,285	45,138,439

		47,906,329

United Kingdom — 12.7%
Associated British Foods PLC(a)	51,122	1,703,373
British American Tobacco PLC	326,154	12,482,857
Diageo PLC	332,833	13,728,078
Imperial Brands PLC	135,536	2,790,026
J Sainsbury PLC	247,494	828,059
Reckitt Benckiser Group PLC	105,148	9,426,827
Tate & Lyle PLC	66,906	708,204
Tesco PLC	1,103,780	3,485,124
Unilever PLC	375,351	21,004,886
Wm Morrison Supermarkets PLC	342,210	861,433

		67,018,867

United States — 54.3%
Altria Group Inc.	265,347	13,575,152
Archer-Daniels-Midland Co.	79,719	4,543,983
Brown-Forman Corp., Class B, NVS	26,231	1,809,152
Campbell Soup Co.	29,298	1,472,810
Church & Dwight Co. Inc.	34,989	3,056,289
Clorox Co. (The)	17,958	3,463,739
Coca-Cola Co. (The)	522,442	27,537,918
Colgate-Palmolive Co.	121,141	9,549,545
Conagra Brands Inc.	69,750	2,622,600
Constellation Brands Inc., Class A	24,273	5,534,244
Costco Wholesale Corp.	63,193	22,274,269
Estee Lauder Companies Inc. (The), Class A	32,732	9,520,102
General Mills Inc.	87,289	5,352,561
Hershey Co. (The)	20,922	3,309,024
Hormel Foods Corp.	40,308	1,925,916
JM Smucker Co. (The)	15,645	1,979,562
Kellogg Co.	36,336	2,300,069
Kimberly-Clark Corp.	48,254	6,709,719
Kraft Heinz Co. (The)	92,549	3,701,960
Kroger Co. (The)	108,690	3,911,753
Lamb Weston Holdings Inc.	20,871	1,617,085
McCormick & Co. Inc./MD, NVS	35,539	3,168,657
Molson Coors Beverage Co., Class B	27,006	1,381,357
Mondelez International Inc., Class A	201,594	11,799,297
Monster Beverage Corp.(a)	52,778	4,807,548

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) March 31, 2021	iShares® Global Consumer Staples ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
PepsiCo Inc.	171,151	$24,209,309
Philip Morris International Inc.	222,323	19,728,943
Procter & Gamble Co. (The)	344,560	46,663,761
Sysco Corp.	72,867	5,737,548
Tyson Foods Inc., Class A	42,075	3,126,172
Walgreens Boots Alliance Inc.	102,381	5,620,717
Walmart Inc.	172,964	23,493,700

		285,504,461

Total Common Stocks — 98.8% (Cost: $481,819,350)		519,582,435

Preferred Stocks

Germany — 0.5%
Henkel AG & Co. KGaA, Preference Shares, NVS	25,592	2,883,302

Total Preferred Stocks — 0.5% (Cost: $3,040,969)		2,883,302

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	1,545,065	1,545,992

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	847,000	$847,000

		2,392,992

Total Short-Term Investments — 0.5% (Cost: $ 2,392,992)		2,392,992

Total Investments in Securities — 99.8% (Cost: $ 487,253,311)		524,858,729

Other Assets, Less Liabilities — 0.2%		1,048,704

Net Assets — 100.0%		$525,907,433

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$4,387,962	$—	$(2,845,238	)(a)	$5,551	$(2,283)	$1,545,992	1,545,065	$12,340	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,267,000	—	(420,000	)(a)	—	—	847,000	847,000	1,130		—

					$5,551	$(2,283)	$2,392,992		$13,470		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Consumer Staples Select Sector E-Mini Index	38	06/18/21	$2,601	$85,039
Euro STOXX 50 Index	5	06/18/21	227	4,384
FTSE 100 Index	4	06/18/21	369	(1,400)

				$88,023

34	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2021	iShares® Global Consumer Staples ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$89,423

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$1,400

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$1,118,805

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(162,907)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,827,656

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$519,582,435	$—	$—	$519,582,435
Preferred Stocks	2,883,302	—	—	2,883,302
Money Market Funds	2,392,992	—	—	2,392,992

	$524,858,729	$—	$—	$524,858,729

Derivative financial instruments(a)
Assets
Futures Contracts	$89,423	$—	$—	$89,423
Liabilities
Futures Contracts	(1,400)	—	—	(1,400)

	$88,023	$—	$—	$88,023

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments March 31, 2021	iShares® Global Energy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.5%
Ampol Ltd.	176,516	$3,300,586
Oil Search Ltd.	1,365,422	4,263,892
Origin Energy Ltd.	1,318,854	4,711,129
Santos Ltd.	1,392,827	7,532,012
Woodside Petroleum Ltd.	717,354	13,112,944

		32,920,563

Austria — 0.4%
OMV AG	107,642	5,472,891

Brazil — 1.1%
Petroleo Brasileiro SA, ADR	1,379,546	11,698,550
Ultrapar Participacoes SA, ADR	582,950	2,226,869

		13,925,419

Canada — 13.1%
Cameco Corp.	295,786	4,904,468
Canadian Natural Resources Ltd.	883,116	27,297,654
Cenovus Energy Inc.	934,783	7,021,006
Enbridge Inc.	1,507,734	54,918,298
Imperial Oil Ltd.	165,019	3,996,641
Inter Pipeline Ltd.	315,361	4,508,921
Pembina Pipeline Corp.	408,258	11,791,197
Suncor Energy Inc.	1,134,786	23,718,684
TC Energy Corp.	727,555	33,348,803

		171,505,672

Chile — 0.2%
Empresas COPEC SA	253,722	3,142,565

China — 0.8%
China Petroleum & Chemical Corp., Class H	19,048,400	10,143,531

Colombia — 0.2%
Ecopetrol SA, ADR	181,164	2,322,522

Finland — 1.3%
Neste OYJ	320,507	17,049,066

France — 6.7%
TOTAL SE	1,859,718	86,937,232

Italy — 1.8%
Eni SpA	1,881,020	23,199,734

Japan — 1.3%
ENEOS Holdings Inc.	2,398,620	10,888,215
Inpex Corp	806,500	5,517,774

		16,405,989

Norway — 1.2%
Equinor ASA	800,371	15,686,103

Portugal — 0.3%
Galp Energia SGPS SA	338,450	3,945,979

Spain — 1.0%
Repsol SA	1,071,931	13,303,909

United Kingdom — 13.1%
BP PLC	15,008,761	61,014,927

Security	Shares	Value

United Kingdom (continued)
Royal Dutch Shell PLC, Class A	3,052,876	$59,550,026
Royal Dutch Shell PLC, Class B	2,758,805	50,814,433

		171,379,386

United States — 53.6%
APA Corp.	279,832	5,008,993
Baker Hughes Co.	541,711	11,706,375
Cabot Oil & Gas Corp.	297,914	5,594,825
Chevron Corp.	1,433,955	150,264,144
ConocoPhillips	1,008,436	53,416,855
Devon Energy Corp.	442,704	9,673,082
Diamondback Energy Inc.	134,357	9,873,896
EOG Resources Inc.	434,058	31,482,227
Exxon Mobil Corp.	3,151,316	175,937,972
Halliburton Co	661,686	14,199,782
Hess Corp.	203,748	14,417,208
HollyFrontier Corp.	110,996	3,971,437
Kinder Morgan Inc.	1,448,560	24,118,524
Marathon Oil Corp.	585,732	6,255,618
Marathon Petroleum Corp.	485,352	25,961,479
NOV Inc.	288,632	3,960,031
Occidental Petroleum Corp.	623,583	16,599,779
ONEOK Inc.	330,830	16,759,848
Phillips 66	324,998	26,500,337
Pioneer Natural Resources Co.	153,305	24,347,900
Schlumberger Ltd.	1,041,478	28,317,787
Valero Energy Corp.	304,335	21,790,386
Williams Companies Inc. (The)	902,967	21,391,288

		701,549,773

Total Common Stocks — 98.6% (Cost: $1,552,030,382)		1,288,890,334

Preferred Stocks

Brazil — 1.1%
Petroleo Brasileiro SA, Preference Shares, ADR	1,710,496	14,607,636

Total Preferred Stocks — 1.1% (Cost: $27,022,570)		14,607,636

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.00%(a)(b)	1,400,000	1,400,000

Total Short-Term Investments — 0.1% (Cost: $1,400,000)		1,400,000

Total Investments in Securities — 99.8% (Cost: $1,580,452,952)		1,304,897,970

Other Assets, Less Liabilities — 0.2%		3,122,746

Net Assets — 100.0%		$1,308,020,716

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

36	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2021	iShares® Global Energy ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$6,688,600	$—		$(6,703,781	)(b)	$18,805	$(3,624)	$—	—	$116,665	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	680,000	720,000	(b)	—		—	—	1,400,000	1,400,000	1,321		—

						$18,805	$(3,624)	$1,400,000		$117,986		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
FTSE 100 Index	9	06/18/21	$829	$1,054
S&P Select Sector Energy E-Mini Index	65	06/18/21	3,307	(138,764)

				$(137,710)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,054

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$138,764

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$2,933,101

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(388,319)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (continued) March 31, 2021	iShares® Global Energy ETF

Futures contracts:
Average notional value of contracts — long	$5,307,812

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,288,890,334	$—	$—	$1,288,890,334
Preferred Stocks	14,607,636	—	—	14,607,636
Money Market Funds	1,400,000	—	—	1,400,000

	$1,304,897,970	$—	$—	$1,304,897,970

Derivative financial instruments(a)
Assets
Futures Contracts	$1,054	$—	$—	$1,054
Liabilities
Futures Contracts	(138,764)	—	—	(138,764)

	$(137,710)	$—	$—	$(137,710)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

38	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments March 31, 2021	iShares® Global Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 5.2%
ASX Ltd.	12,726	$688,670
Australia & New Zealand Banking Group Ltd.	177,903	3,818,385
Commonwealth Bank of Australia	110,649	7,256,147
Insurance Australia Group Ltd.	152,413	543,279
Macquarie Group Ltd.	21,368	2,487,299
Medibank Pvt Ltd.	173,948	370,965
National Australia Bank Ltd.	206,110	4,081,576
QBE Insurance Group Ltd.	91,472	670,222
Suncorp Group Ltd.	79,904	602,503
Westpac Banking Corp.	228,807	4,253,952

		24,772,998

Austria — 0.1%
Erste Group Bank AG(a)	18,495	628,639

Belgium — 0.6%
Ageas SA/NV	11,411	691,489
Groupe Bruxelles Lambert SA	7,293	756,517
KBC Group NV(a)	21,247	1,548,238

		2,996,244

Brazil — 0.4%
B3 SA - Brasil, Bolsa, Balcao	130,635	1,264,448
Banco do Brasil SA	89,992	485,603

		1,750,051

Canada — 7.9%
Bank of Montreal	40,350	3,596,298
Bank of Nova Scotia (The)	75,784	4,740,532
Brookfield Asset Management Inc., Class A	87,478	3,890,695
Canadian Imperial Bank of Commerce	28,048	2,745,997
Manulife Financial Corp	121,211	2,606,781
National Bank of Canada	20,928	1,421,509
Power Corp. of Canada	35,411	930,601
Royal Bank of Canada	88,911	8,196,776
Sun Life Financial Inc.	36,169	1,827,659
Toronto-Dominion Bank (The)	113,416	7,395,931

		37,352,779

Chile — 0.1%
Banco de Chile, ADR(b)	14,505	342,608
Banco Santander Chile, ADR	10,591	262,975

		605,583

China — 3.6%
Bank of China Ltd., Class H	4,779,000	1,819,529
China Construction Bank Corp., Class H	6,149,720	5,173,249
China Life Insurance Co. Ltd., Class H	459,000	948,175
China Merchants Bank Co. Ltd., Class H	235,500	1,797,803
Industrial & Commercial Bank of China Ltd., Class H	4,655,000	3,341,060
Ping An Insurance Group Co. of China Ltd., Class H	345,500	4,112,963

		17,192,779

Colombia — 0.1%
Bancolombia SA, ADR	7,003	224,026

Denmark — 0.2%
Danske Bank A/S	42,223	792,021

Finland — 0.7%
Nordea Bank Abp	212,205	2,093,736
Sampo OYJ, Class A	31,394	1,419,441

		3,513,177

Security	Shares	Value

France — 2.3%
AXA SA	130,098	$3,499,211
BNP Paribas SA(a)	72,053	4,393,398
Credit Agricole SA(a)	80,111	1,162,336
SCOR SE(a)	9,995	341,841
Societe Generale SA(a)	49,568	1,300,010

		10,696,796

Germany — 2.9%
Allianz SE, Registered	25,911	6,609,864
Commerzbank AG(a)	61,331	376,846
Deutsche Bank AG, Registered(a)	132,159	1,582,465
Deutsche Boerse AG	12,037	2,004,641
Hannover Rueck SE	3,713	679,894
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	8,669	2,675,545

		13,929,255

Hong Kong — 2.8%
AIA Group Ltd.	757,600	9,189,291
Hang Seng Bank Ltd.	49,200	952,427
Hong Kong Exchanges & Clearing Ltd.	56,400	3,318,223

		13,459,941

Italy — 1.5%
Assicurazioni Generali SpA(a)	77,484	1,553,601
FinecoBank Banca Fineco SpA(a)	26,421	433,339
Intesa Sanpaolo SpA(a)	1,108,322	3,009,681
Mediobanca Banca di Credito Finanziario SpA(a)	47,862	531,921
UniCredit SpA(a)	137,977	1,461,587

		6,990,129

Japan — 4.3%
Dai-ichi Life Holdings Inc.	69,900	1,203,165
Daiwa Securities Group Inc.	97,700	505,829
Japan Exchange Group Inc.	35,000	821,946
Mitsubishi UFJ Financial Group Inc.	806,900	4,320,749
Mizuho Financial Group Inc.	158,210	2,289,392
MS&AD Insurance Group Holdings Inc.	30,100	885,022
Nomura Holdings Inc.	193,700	1,019,160
ORIX Corp.	79,700	1,347,327
Resona Holdings Inc.	135,800	571,220
Sompo Holdings Inc.	22,800	875,272
Sumitomo Mitsui Financial Group Inc.	85,100	3,085,934
Sumitomo Mitsui Trust Holdings Inc.	22,927	800,681
T&D Holdings Inc.	36,500	471,032
Tokio Marine Holdings Inc.	43,600	2,077,412

		20,274,141

Malta — 0.0%
BGP Holdings PLC(c)	608,993	7

Mexico — 0.2%
Grupo Financiero Banorte SAB de CV, Class O(a)	155,017	872,271

Netherlands — 1.1%
ABN AMRO Bank NV, CVA(a)(d)	26,344	320,767
Aegon NV	87,224	415,183
EXOR NV	7,065	597,353
ING Groep NV	243,298	2,983,010
NN Group NV	20,442	1,001,622

		5,317,935

Norway — 0.3%
DNB ASA	55,560	1,184,572

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) March 31, 2021	iShares® Global Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Peru — 0.1%
Credicorp Ltd.	3,879	$529,755

Singapore — 1.4%
DBS Group Holdings Ltd.	111,000	2,378,453
Oversea-Chinese Banking Corp. Ltd.	248,900	2,176,671
United Overseas Bank Ltd.	95,900	1,843,627

		6,398,751

South Korea — 0.5%
KB Financial Group Inc., ADR(a)(b)	25,054	1,238,419
Shinhan Financial Group Co. Ltd., ADR(a)(b)	32,076	1,075,829

		2,314,248

Spain — 1.4%
Banco Bilbao Vizcaya Argentaria SA	416,493	2,166,545
Banco Santander SA(a)	1,081,519	3,682,402
CaixaBank SA	271,864	843,217

		6,692,164

Sweden — 1.5%
Industrivarden AB, Class A(a)	9,983	367,878
Industrivarden AB, Class C(a)	10,252	360,384
Investor AB, Class B	28,491	2,276,325
Kinnevik AB, Class B	15,105	735,815
Skandinaviska Enskilda Banken AB, Class A(a)	99,852	1,219,468
Svenska Handelsbanken AB, Class A	96,392	1,049,040
Swedbank AB, Class A	57,942	1,023,057

		7,031,967

Switzerland — 3.2%
Baloise Holding AG, Registered	3,014	514,956
Credit Suisse Group AG, Registered	145,608	1,531,967
Julius Baer Group Ltd.	14,260	915,767
Partners Group Holding AG	1,177	1,509,472
Swiss Life Holding AG, Registered	1,975	974,962
Swiss Re AG	17,582	1,736,623
UBS Group AG, Registered	241,749	3,759,227
Zurich Insurance Group AG	9,359	4,011,497

		14,954,471

Taiwan — 0.2%
CTBC Financial Holding Co. Ltd.	1,228,000	951,137

United Kingdom — 5.9%
3i Group PLC	62,511	994,853
Admiral Group PLC	15,936	681,814
Aviva PLC	241,836	1,362,005
Barclays PLC	1,009,453	2,589,388
Direct Line Insurance Group PLC	82,068	354,747
Hargreaves Lansdown PLC	18,960	403,243
HSBC Holdings PLC	1,290,594	7,535,640
Legal & General Group PLC	371,085	1,428,953
Lloyds Banking Group PLC(a)	4,391,379	2,577,105
London Stock Exchange Group PLC	19,804	1,896,257
M&G PLC	156,376	447,470
Natwest Group PLC	294,932	798,576
Prudential PLC	162,074	3,444,767
RSA Insurance Group PLC	64,080	602,080
Schroders PLC	8,555	413,117
St. James’s Place PLC	34,660	609,232
Standard Chartered PLC	164,656	1,134,744
Standard Life Aberdeen PLC	145,554	582,180

		27,856,171

Security	Shares	Value

United States — 50.3%
Aflac Inc.	40,868	$2,091,624
Allstate Corp. (The)	18,809	2,161,154
American Express Co.	40,553	5,735,816
American International Group Inc.	53,561	2,475,054
Ameriprise Financial Inc.	7,430	1,727,103
Aon PLC, Class A	14,324	3,296,096
Arthur J Gallagher & Co.	12,001	1,497,365
Assurant Inc.	3,623	513,633
Bank of America Corp.	473,830	18,332,483
Bank of New York Mellon Corp. (The)	50,935	2,408,716
Berkshire Hathaway Inc., Class B(a)	118,919	30,380,237
BlackRock Inc.(e)	8,853	6,674,808
Capital One Financial Corp.	28,457	3,620,584
Cboe Global Markets Inc.	6,862	677,211
Charles Schwab Corp. (The)	93,337	6,083,706
Chubb Ltd.	28,213	4,456,808
Cincinnati Financial Corp.	9,328	961,624
Citigroup Inc.	130,184	9,470,886
Citizens Financial Group Inc.	26,347	1,163,220
CME Group Inc.	22,436	4,582,104
Comerica Inc	8,581	615,601
Discover Financial Services	19,005	1,805,285
Everest Re Group Ltd.	2,462	610,108
Fifth Third Bancorp.	44,407	1,663,042
First Republic Bank/CA	10,763	1,794,730
Franklin Resources Inc.	17,778	526,229
Globe Life Inc.	6,082	587,704
Goldman Sachs Group Inc. (The)	21,440	7,010,880
Hartford Financial Services Group Inc. (The)	22,397	1,495,896
Huntington Bancshares Inc./OH	62,982	990,077
Intercontinental Exchange Inc.	35,134	3,923,765
Invesco Ltd.	23,746	598,874
JPMorgan Chase & Co.	190,319	28,972,261
KeyCorp.	60,501	1,208,810
Lincoln National Corp.	11,280	702,406
Loews Corp.	14,529	745,047
M&T Bank Corp.	7,917	1,200,296
MarketAxess Holdings Inc.	2,400	1,195,008
Marsh & McLennan Companies Inc.	31,695	3,860,451
MetLife Inc.	47,647	2,896,461
Moody’s Corp.	10,071	3,007,301
Morgan Stanley	93,659	7,273,558
MSCI Inc.	5,175	2,169,774
Nasdaq Inc.	7,295	1,075,721
Northern Trust Corp.	13,104	1,377,361
People’s United Financial Inc.	26,071	466,671
PNC Financial Services Group Inc. (The)	26,535	4,654,504
Principal Financial Group Inc.	15,772	945,689
Progressive Corp. (The)	36,253	3,466,149
Prudential Financial Inc.	24,653	2,245,888
Raymond James Financial Inc.	7,756	950,575
Regions Financial Corp.	59,477	1,228,795
S&P Global Inc.	15,053	5,311,752
State Street Corp.	21,997	1,847,968
SVB Financial Group(a)	3,358	1,657,710
Synchrony Financial	33,372	1,356,906
T Rowe Price Group Inc.	14,308	2,455,253
Travelers Companies Inc. (The)	15,653	2,354,211
Truist Financial Corp.	84,279	4,915,151
U.S. Bancorp	85,323	4,719,215

40	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2021	iShares® Global Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Unum Group	12,977	$361,150
Wells Fargo & Co.	257,840	10,073,809
Willis Towers Watson PLC	7,959	1,821,656
WR Berkley Corp	8,596	647,709
Zions Bancorp. NA	10,521	578,234

		237,675,873

Total Common Stocks — 98.8% (Cost: $453,571,192)		466,957,881

Preferred Stocks

Brazil — 0.7%
Banco Bradesco SA, Preference Shares, ADR	274,164	1,288,571
Itau Unibanco Holding SA, Preference Shares, ADR	302,146	1,498,644
Itausa SA, Preference Shares, NVS	280,098	512,247

		3,299,462

Total Preferred Stocks — 0.7% (Cost: $4,381,147)		3,299,462

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.11%(e)(f)(g)	1,797,509	1,798,588

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.00%(e)(f)	540,000	$540,000

		2,338,588

Total Short-Term Investments — 0.5% (Cost: $ 2,338,588)		2,338,588

Total Investments in Securities — 100.0% (Cost: $ 460,290,927)		472,595,931

Other Assets, Less Liabilities — 0.0%		147,518

Net Assets — 100.0%		$472,743,449

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$3,910,402	$—		$(2,115,344	)(a)	$4,288	$(758)	$1,798,588	1,797,509	$7,875	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	380,000	160,000	(a)	—		—	—	540,000	540,000	446		—
BlackRock Inc.	2,180,051	3,317,045		(718,496)		(32,694)	1,928,902	6,674,808	8,853	100,257		—

						$(28,406)	$1,928,144	$9,013,396		$108,578		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro STOXX 50 Index	7	06/18/21	$318	$4,252
FTSE 100 Index	3	06/18/21	276	(1,892)

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) March 31, 2021	iShares® Global Financials ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
S&P Select Sector Financial E-Mini Index	15	06/18/21	$1,570	$(25,170)

				$(22,810)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$4,252

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$27,062

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$694,669

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(103,456)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,594,476

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

42	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2021	iShares® Global Financials ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$466,957,874	$—	$7	$466,957,881
Preferred Stocks	3,299,462	—	—	3,299,462
Money Market Funds	2,338,588	—	—	2,338,588

	$472,595,924	$—	$7	$472,595,931

Derivative financial instruments(a)
Assets
Futures Contracts	$4,252	$—	$—	$4,252
Liabilities
Futures Contracts	(27,062)	—	—	(27,062)

	$(22,810)	$—	$—	$(22,810)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	43

Schedule of Investments March 31, 2021	iShares® Global Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.0%
Cochlear Ltd.	28,049	$4,507,062
CSL Ltd.	194,598	39,225,250
Ramsay Health Care Ltd.	79,010	4,031,924
Sonic Healthcare Ltd.	202,809	5,420,334

		53,184,570

Belgium — 0.2%
Galapagos NV(a)	20,260	1,574,421
UCB SA	53,865	5,135,504

		6,709,925

Canada — 0.3%
Bausch Health Cos Inc.(a)	131,637	4,175,810
Canopy Growth Corp.(a)(b)	96,548	3,100,352

		7,276,162

China — 0.6%
Wuxi Biologics Cayman Inc., New(a)(c)	1,390,000	17,405,283

Denmark — 2.6%
Coloplast A/S, Class B	50,640	7,632,872
Genmab A/S(a)	28,000	9,234,586
GN Store Nord AS	60,634	4,785,218
Novo Nordisk A/S, Class B	712,614	48,395,747

		70,048,423

France — 2.1%
Eurofins Scientific SE(a)	52,745	5,052,900
Sanofi	489,740	48,493,554
Sartorius Stedim Biotech	10,355	4,274,183

		57,820,637

Germany — 2.1%
Bayer AG, Registered	418,801	26,560,007
Fresenius Medical Care AG & Co. KGaA	86,170	6,352,003
Fresenius SE & Co. KGaA	176,881	7,895,591
Merck KGaA	55,072	9,437,064
Siemens Healthineers AG(c)	96,190	5,223,005

		55,467,670

Ireland — 0.3%
STERIS PLC	36,771	7,004,140

Japan — 6.0%
Astellas Pharma Inc.	797,875	12,289,441
Chugai Pharmaceutical Co. Ltd.	273,900	11,127,033
Daiichi Sankyo Co. Ltd.	779,400	22,747,195
Eisai Co. Ltd.	127,400	8,553,671
Hoya Corp.	159,300	18,748,385
M3 Inc.	183,200	12,552,101
Olympus Corp.	550,700	11,417,680
Ono Pharmaceutical Co. Ltd.	211,700	5,536,769
Otsuka Holdings Co. Ltd.	238,400	10,112,043
Shionogi & Co. Ltd.	121,100	6,522,961
Sysmex Corp.	70,500	7,608,258
Takeda Pharmaceutical Co. Ltd.	673,192	24,277,558
Terumo Corp.	308,300	11,157,391

		162,650,486

Netherlands — 1.2%
Argenx SE(a)	21,556	5,938,466
Koninklijke Philips NV(a)	390,202	22,322,559
QIAGEN NV(a)	98,425	4,774,066

		33,035,091

Security	Shares	Value

South Korea — 0.4%
Celltrion Inc.(a)	42,260	$12,116,960

Spain — 0.1%
Grifols SA	125,897	3,304,096

Switzerland — 8.9%
Alcon Inc.(a)	213,517	15,014,137
Lonza Group AG, Registered	31,740	17,820,131
Novartis AG, Registered	1,054,155	90,468,150
Roche Holding AG, Bearer	11,564	3,968,732
Roche Holding AG, NVS	300,199	97,429,511
Sonova Holding AG, Registered(a)	23,214	6,176,258
Straumann Holding AG, Registered	4,911	6,152,121
Vifor Pharma AG	18,540	2,534,316

		239,563,356

United Kingdom — 3.7%
AstraZeneca PLC	560,293	56,021,956
GlaxoSmithKline PLC	2,141,086	38,048,259
Smith & Nephew PLC	379,848	7,221,774

		101,291,989

United States — 68.8%
Abbott Laboratories	756,959	90,713,967
AbbVie Inc.	754,452	81,646,795
ABIOMED Inc.(a)	19,184	6,114,516
Agilent Technologies Inc.	129,974	16,524,894
Alexion Pharmaceuticals Inc.(a)	94,024	14,377,210
Align Technology Inc.(a)	30,724	16,637,968
AmerisourceBergen Corp.	62,653	7,397,440
Amgen Inc.	246,789	61,403,571
Anthem Inc.	104,465	37,497,712
Baxter International Inc.	215,455	18,171,475
Becton Dickinson and Co.	124,342	30,233,757
Biogen Inc.(a)	64,981	18,178,435
Bio-Rad Laboratories Inc., Class A(a)	9,232	5,273,041
Boston Scientific Corp.(a)	607,061	23,462,908
Bristol-Myers Squibb Co.	957,336	60,436,622
Cardinal Health Inc.	126,484	7,683,903
Catalent Inc.(a)	72,736	7,659,828
Centene Corp.(a)	248,559	15,885,406
Cerner Corp.	130,188	9,357,913
Cigna Corp.	150,453	36,370,508
Cooper Companies Inc. (The)	20,895	8,025,561
CVS Health Corp.	560,647	42,177,474
Danaher Corp.	270,844	60,961,567
DaVita Inc.(a)	32,042	3,453,166
DENTSPLY SIRONA Inc.	93,126	5,942,370
DexCom Inc.(a)	41,082	14,764,460
Edwards Lifesciences Corp.(a)	266,961	22,328,618
Eli Lilly & Co.	339,943	63,508,151
Gilead Sciences Inc.	537,562	34,742,632
HCA Healthcare Inc.	113,429	21,363,218
Henry Schein Inc.(a)	60,698	4,202,729
Hologic Inc.(a)	110,408	8,212,147
Humana Inc.	54,956	23,040,303
IDEXX Laboratories Inc.(a)	36,424	17,822,627
Illumina Inc.(a)	62,216	23,894,677
Incyte Corp.(a)	79,212	6,437,559
Intuitive Surgical Inc.(a)	50,251	37,132,474
IQVIA Holdings Inc.(a)	82,006	15,838,639
Johnson & Johnson	1,123,213	184,600,058

44	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2021	iShares® Global Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Laboratory Corp. of America Holdings(a)	41,520	$10,588,846
McKesson Corp.	67,816	13,226,833
Medtronic PLC	576,020	68,045,243
Merck & Co. Inc.	1,081,182	83,348,320
Mettler-Toledo International Inc.(a)	9,988	11,543,032
PerkinElmer Inc.	47,626	6,109,939
Perrigo Co. PLC	58,391	2,363,084
Pfizer Inc.	2,383,275	86,346,053
Quest Diagnostics Inc.	58,053	7,450,522
Regeneron Pharmaceuticals Inc.(a)	44,986	21,284,676
ResMed Inc.	62,246	12,076,969
Stryker Corp.	139,731	34,035,677
Teleflex Inc.	19,817	8,233,171
Thermo Fisher Scientific Inc.	168,264	76,792,324
UnitedHealth Group Inc.	403,927	150,289,119
Universal Health Services Inc., Class B	32,981	4,399,336
Varian Medical Systems Inc.(a)	38,834	6,855,366
Vertex Pharmaceuticals Inc.(a)	110,995	23,851,716
Viatris Inc.(a)	514,339	7,185,316
Waters Corp.(a)	26,364	7,491,858
West Pharmaceutical Services Inc.	31,786	8,956,659
Zimmer Biomet Holdings Inc.	88,873	14,226,790
Zoetis Inc.	203,228	32,004,345

		1,860,181,493

Total Common Stocks — 99.3% (Cost: $2,106,295,209)		2,687,060,281

Preferred Stocks

Germany — 0.3%
Sartorius AG, Preference Shares, NVS	14,690	7,341,141

Total Preferred Stocks — 0.3% (Cost: $5,141,226)		7,341,141

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.11%(d)(e)(f)	1,609,673	$1,610,638
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.00%(d)(e)	5,014,000	5,014,000

		6,624,638

Total Short-Term Investments — 0.2% (Cost: $6,622,273)		6,624,638

Total Investments in Securities — 99.8% (Cost: $2,118,058,708)		2,701,026,060

Other Assets, Less Liabilities — 0.2%		4,175,268

Net Assets — 100.0%		$2,705,201,328

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$33,608,147	$—		$(32,022,276	)(a)	$33,029	$(8,262)	$1,610,638	1,609,673	$172,937	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,864,000	1,150,000	(a)	—		—	—	5,014,000	5,014,000	5,195		—

						$33,029	$(8,262)	$6,624,638		$178,132		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) March 31, 2021	iShares® Global Healthcare ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-mini S&P Select Sector Health Care Index	82	06/18/21	$9,652	$168,957

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$168,957

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$3,324,018

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(629,660)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,707,040

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,687,060,281	$—	$—	$2,687,060,281
Preferred Stocks	7,341,141	—	—	7,341,141
Money Market Funds	6,624,638	—	—	6,624,638

	$2,701,026,060	$—	$—	$2,701,026,060

Derivative financial instruments(a)
Assets
Futures Contracts	$168,957	$—	$—	$168,957

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

46	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments March 31, 2021	iShares® Global Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 1.2%
Aurizon Holdings Ltd.	136,245	$404,707
Brambles Ltd.	110,865	893,379
Qantas Airways Ltd.(a)	140,324	544,008
Sydney Airport(a)	199,452	940,339
Transurban Group	204,341	2,073,076

		4,855,509

Brazil — 0.2%
CCR SA	89,746	205,479
WEG SA	55,556	734,052

		939,531

Canada — 3.2%
Canadian National Railway Co.	52,864	6,134,134
Canadian Pacific Railway Ltd.	9,928	3,791,574
SNC-Lavalin Group Inc.	12,542	268,433
Thomson Reuters Corp.	12,477	1,092,885
Waste Connections Inc.	19,622	2,119,647

		13,406,673

Denmark — 1.8%
AP Moller — Maersk A/S, Class A	239	521,589
AP Moller — Maersk A/S, Class B, NVS	471	1,096,751
DSV Panalpina A/S	15,282	3,005,468
Vestas Wind Systems A/S	15,039	3,094,332

		7,718,140

Finland — 0.8%
Kone OYJ, Class B	30,163	2,469,486
Metso Outotec OYJ	53,083	593,002
Wartsila OYJ Abp	36,938	387,853

		3,450,341

France — 6.7%
Airbus SE(a)	45,675	5,182,441
Alstom SA(a)	21,004	1,049,648
Bouygues SA	16,449	660,978
Bureau Veritas SA(a)	21,608	616,358
Cie. de Saint-Gobain(a)	39,687	2,347,132
Eiffage SA(a)	6,137	615,686
Legrand SA	19,991	1,863,656
Safran SA(a)	26,098	3,559,597
Schneider Electric SE	40,231	6,158,672
Teleperformance	4,384	1,601,401
Thales SA	8,034	799,956
Vinci SA	36,574	3,755,205

		28,210,730

Germany — 3.9%
Brenntag SE	11,322	968,731
Deutsche Lufthansa AG, Registered(a)(b)	22,274	295,949
Deutsche Post AG, Registered	73,119	4,014,964
GEA Group AG	12,410	509,762
MTU Aero Engines AG	3,960	934,095
Siemens AG, Registered	60,207	9,906,575

		16,630,076

Hong Kong — 0.9%
CK Hutchison Holdings Ltd.	200,020	1,593,841
Techtronic Industries Co. Ltd.	128,500	2,198,291

		3,792,132

Ireland — 1.1%
Kingspan Group PLC	11,456	973,464

Security	Shares	Value

Ireland (continued)
Ryanair Holdings PLC, ADR(a)(b)	6,982	$802,930
Trane Technologies PLC	17,759	2,940,180

		4,716,574

Italy — 0.6%
Atlantia SpA(a)	37,709	706,894
CNH Industrial NV(a)	73,675	1,142,557
Prysmian SpA	20,061	653,338

		2,502,789

Japan — 14.7%
AGC Inc.	17,100	716,498
ANA Holdings Inc.(a)	36,400	847,247
Central Japan Railway Co.	15,400	2,306,516
Dai Nippon Printing Co. Ltd.	21,600	453,307
Daifuku Co. Ltd.	9,300	912,326
Daikin Industries Ltd.	21,900	4,423,602
East Japan Railway Co.	28,300	2,007,635
FANUC Corp.	14,200	3,364,950
Hankyu Hanshin Holdings Inc.	18,600	596,715
ITOCHU Corp.	105,500	3,424,692
Japan Airlines Co. Ltd.(a)	32,700	730,941
Kajima Corp.	37,300	530,301
Kintetsu Group Holdings Co. Ltd.	14,300	546,118
Komatsu Ltd.	72,500	2,243,235
Kubota Corp.	86,100	1,963,158
Makita Corp.	20,900	897,471
Marubeni Corp.	124,300	1,035,796
Mitsubishi Corp.	105,500	2,988,371
Mitsubishi Electric Corp.	159,800	2,438,938
Mitsubishi Heavy Industries Ltd.	25,400	792,802
Mitsui & Co. Ltd.	121,200	2,524,909
Nidec Corp.	41,000	4,984,932
Nippon Express Co. Ltd.	6,500	484,706
Obayashi Corp.	53,700	493,262
Odakyu Electric Railway Co. Ltd.	26,200	717,240
Recruit Holdings Co. Ltd.	126,300	6,173,270
Secom Co. Ltd.	16,100	1,356,917
SG Holdings Co. Ltd.	38,000	872,452
Shimizu Corp.	52,300	424,080
SMC Corp.	4,700	2,735,357
Sumitomo Corp.	88,800	1,267,309
Taisei Corp.	15,400	595,095
Tokyu Corp.	42,500	566,923
Toppan Printing Co. Ltd.	25,900	438,308
Toshiba Corp.	31,600	1,069,538
TOTO Ltd.	11,900	732,308
Toyota Tsusho Corp.	17,500	735,633
West Japan Railway Co.	14,400	799,493
Yamato Holdings Co. Ltd.	26,500	727,851
Yaskawa Electric Corp.	19,800	987,312

		61,907,514

Netherlands — 0.6%
Randstad NV	9,423	664,270
Wolters Kluwer NV	20,011	1,743,222

		2,407,492

Spain — 0.7%
ACS Actividades de Construccion y Servicios SA	20,237	672,151
Aena SME SA(a)(c)	5,501	894,154
Ferrovial SA	36,547	954,860

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (continued) March 31, 2021	iShares® Global Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
International Consolidated Airlines Group SA(a)	185,976	$508,820

		3,029,985

Sweden — 4.0%
Alfa Laval AB(a)	22,065	668,306
Assa Abloy AB, Class B	74,194	2,136,537
Atlas Copco AB, Class A	48,248	2,942,606
Atlas Copco AB, Class B	29,300	1,527,810
Epiroc AB, Class A	46,136	1,046,970
Epiroc AB, Class B	29,420	614,133
Nibe Industrier AB, Class B	26,104	811,005
Sandvik AB(a)	81,778	2,238,591
Securitas AB, Class B	23,476	399,962
Skanska AB, Class B	29,128	731,851
SKF AB, Class B	27,972	796,513
Volvo AB, Class B(a)	118,078	2,992,489

		16,906,773

Switzerland — 2.7%
ABB Ltd., Registered	142,504	4,324,405
Adecco Group AG, Registered	12,052	814,949
Geberit AG, Registered	2,744	1,754,014
Kuehne + Nagel International AG, Registered	3,741	1,072,037
Schindler Holding AG, Participation Certificates, NVS	3,033	894,609
Schindler Holding AG, Registered	1,449	416,925
SGS SA, Registered	386	1,099,576
Siemens Energy AG(a)	29,787	1,071,615

		11,448,130

United Kingdom — 4.6%
Ashtead Group PLC	33,471	1,998,207
BAE Systems PLC	239,519	1,668,845
Bunzl PLC	25,193	807,447
DCC PLC	7,412	643,237
Experian PLC	68,560	2,361,969
Ferguson PLC	17,288	2,067,514
IMI PLC	20,959	385,755
Intertek Group PLC	12,133	937,769
Melrose Industries PLC(a)	361,795	833,113
RELX PLC	147,986	3,713,968
Rentokil Initial PLC(a)	138,932	928,520
Rolls-Royce Holdings PLC(a)	617,831	897,600
Smiths Group PLC	29,638	628,708
Spirax-Sarco Engineering PLC	5,553	873,408
Travis Perkins PLC(a)	19,126	406,773
Weir Group PLC (The)(a)	18,938	464,308

		19,617,141

United States — 51.9%
3M Co.	43,141	8,312,408
A O Smith Corp.	10,175	687,932
Alaska Air Group Inc.	9,151	633,341
Allegion PLC	6,761	849,317
American Airlines Group Inc.	47,633	1,138,429
AMETEK Inc.	17,162	2,192,102
Boeing Co. (The)	40,869	10,410,152
Carrier Global Corp.	60,811	2,567,440
Caterpillar Inc.	40,549	9,402,097
CH Robinson Worldwide Inc.	9,930	947,620
Cintas Corp.	6,572	2,243,089
Copart Inc.(a)	15,573	1,691,383
CSX Corp.	56,802	5,476,849
Cummins Inc.	11,016	2,854,356

Security	Shares	Value

United States (continued)
Deere & Co.	23,367	$8,742,529
Delta Air Lines Inc.	47,638	2,299,963
Dover Corp.	10,733	1,471,816
Eaton Corp. PLC	29,721	4,109,820
Emerson Electric Co.	44,627	4,026,248
Equifax Inc.	9,087	1,645,928
Expeditors International of Washington Inc.	12,664	1,363,786
Fastenal Co.	42,731	2,148,515
FedEx Corp.	18,161	5,158,450
Fortive Corp.	25,121	1,774,547
Fortune Brands Home & Security Inc.	10,321	988,958
Generac Holdings Inc.(a)	4,683	1,533,448
General Dynamics Corp.	17,335	3,147,343
General Electric Co.	654,022	8,587,309
Honeywell International Inc.	51,810	11,246,397
Howmet Aerospace Inc.	29,135	936,108
Huntington Ingalls Industries Inc.	3,012	620,020
IDEX Corp.	5,689	1,190,821
IHS Markit Ltd.	27,637	2,674,709
Illinois Tool Works Inc.	21,482	4,758,693
Ingersoll Rand Inc.(a)	27,779	1,367,005
Jacobs Engineering Group Inc.	9,731	1,257,926
JB Hunt Transport Services Inc.	6,244	1,049,429
Johnson Controls International PLC	53,815	3,211,141
Kansas City Southern	6,769	1,786,474
L3Harris Technologies Inc.	15,316	3,104,247
Leidos Holdings Inc.	10,013	964,052
Lockheed Martin Corp.	18,368	6,786,976
Masco Corp.	19,157	1,147,504
Nielsen Holdings PLC	26,318	661,898
Norfolk Southern Corp.	18,765	5,038,778
Northrop Grumman Corp.	11,547	3,737,071
Old Dominion Freight Line Inc.	7,198	1,730,471
Otis Worldwide Corp.	30,378	2,079,374
PACCAR Inc.	25,787	2,396,128
Parker-Hannifin Corp.	9,593	3,025,920
Pentair PLC	12,483	777,941
Quanta Services Inc.	10,202	897,572
Raytheon Technologies Corp.	113,302	8,754,845
Republic Services Inc.	15,593	1,549,165
Robert Half International Inc.	8,478	661,877
Rockwell Automation Inc.	8,628	2,290,216
Rollins Inc.	16,574	570,477
Roper Technologies Inc.	7,840	3,162,186
Snap-on Inc.	4,000	922,960
Southwest Airlines Co.	44,135	2,694,883
Stanley Black & Decker Inc.	11,982	2,392,446
Teledyne Technologies Inc.(a)	2,774	1,147,465
Textron Inc.	16,995	953,080
TransDigm Group Inc.(a)	4,073	2,394,598
Union Pacific Corp.	49,897	10,997,798
United Airlines Holdings Inc.(a)	23,726	1,365,194
United Parcel Service Inc., Class B	53,579	9,107,894
United Rentals Inc.(a)	5,406	1,780,250
Verisk Analytics Inc.	12,128	2,142,896
Waste Management Inc.	28,930	3,732,549
Westinghouse Air Brake Technologies Corp.	13,229	1,047,208
WW Grainger Inc.	3,280	1,315,050

48	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2021	iShares® Global Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Xylem Inc./NY	13,369	$ 1,406,151

		219,241,018

Total Common Stocks — 99.6% (Cost: $417,903,314)		420,780,548

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(d)(e)(f)	807,902	808,386
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	460,000	460,000

		1,268,386

Total Short-Term Investments — 0.3% (Cost: $1,268,181)		1,268,386

Total Investments in Securities — 99.9% (Cost: $419,171,495)		422,048,934

Other Assets, Less Liabilities — 0.1%		416,853

Net Assets — 100.0%		$422,465,787

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$860,991	$—		$(53,660	)(a)	$1,109	$(54)	$808,386	807,902	$19,917	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	315,000	145,000	(a)	—		—	—	460,000	460,000	323		—

						$1,109	$(54)	$1,268,386		$20,240		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-mini S&P Select Sector Industrial Index	10	06/18/21	$990	$13,248
Euro STOXX 50 Index	9	06/18/21	409	5,672
TOPIX Index	1	06/10/21	177	(3,488)

				$15,432

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (continued) March 31, 2021	iShares® Global Industrials ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$18,920

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$3,488

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$482,433

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(5,903)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$946,980

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$420,780,548	$—	$—	$420,780,548
Money Market Funds	1,268,386	—	—	1,268,386

	$422,048,934	$—	$—	$422,048,934

Derivative financial instruments(a)
Assets
Futures Contracts	$18,920	$—	$—	$18,920
Liabilities
Futures Contracts	(3,488)	—	—	(3,488)

	$15,432	$—	$—	$15,432

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

50	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments March 31, 2021	iShares® Global Materials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 10.6%
BHP Group Ltd.	844,952	$29,153,164
BHP Group PLC	605,029	17,484,023
Fortescue Metals Group Ltd.	477,276	7,266,710
James Hardie Industries PLC	127,557	3,870,607
Newcrest Mining Ltd.	234,629	4,363,980
Northern Star Resources Ltd.	333,401	2,407,303
Rio Tinto Ltd.	106,550	8,987,784
South32 Ltd.	1,366,860	2,925,404

		76,458,975

Belgium — 0.8%
Solvay SA	20,976	2,618,157
Umicore SA	57,218	3,041,640

		5,659,797

Brazil — 2.4%
Vale SA, ADR	985,227	17,123,245

Canada — 6.6%
Agnico Eagle Mines Ltd.	69,810	4,035,244
Barrick Gold Corp.	510,061	10,117,214
CCL Industries Inc., Class B, NVS	42,783	2,366,451
First Quantum Minerals Ltd.	158,291	3,016,326
Franco-Nevada Corp.	54,829	6,870,366
Kinross Gold Corp.	361,849	2,409,736
Kirkland Lake Gold Ltd.	76,358	2,578,377
Nutrien Ltd.	163,410	8,802,050
Teck Resources Ltd., Class B	133,545	2,557,527
Wheaton Precious Metals Corp.	128,854	4,921,027

		47,674,318

Chile — 0.4%
Empresas CMPC SA	313,061	1,007,949
Sociedad Quimica y Minera de Chile SA, ADR	34,646	1,838,663

		2,846,612

Denmark — 0.9%
Chr Hansen Holding A/S(a)	29,532	2,690,009
Novozymes A/S, Class B	60,367	3,875,997

		6,566,006

Finland — 1.2%
Stora Enso OYJ, Class R	175,809	3,286,422
UPM-Kymmene OYJ	153,376	5,521,447

		8,807,869
France — 3.4%
Air Liquide SA	135,868	22,244,202
Arkema SA	19,121	2,322,574

		24,566,776

Germany — 4.9%
BASF SE	263,448	21,934,210
Covestro AG(b)	50,969	3,434,886
HeidelbergCement AG	41,979	3,821,713
LANXESS AG	25,126	1,856,292
Symrise AG	36,936	4,488,683

		35,535,784

Ireland — 7.8%
CRH PLC	225,227	10,580,425
Linde PLC	149,970	42,012,596
Smurfit Kappa Group PLC	74,069	3,496,059

		56,089,080

Security	Shares	Value

Japan — 7.8%
Asahi Kasei Corp.	401,300	$4,628,569
JFE Holdings Inc.(a)	164,900	2,034,015
Mitsubishi Chemical Holdings Corp.	406,400	3,052,230
Mitsui Chemicals Inc.	58,800	1,859,783
Nippon Paint Holdings Co. Ltd.	417,500	6,026,357
Nippon Steel Corp.(a)	272,229	4,647,602
Nitto Denko Corp.	46,200	3,955,222
Oji Holdings Corp.	293,600	1,902,422
Shin-Etsu Chemical Co. Ltd.	114,200	19,233,140
Sumitomo Chemical Co. Ltd.	474,600	2,461,048
Sumitomo Metal Mining Co. Ltd.	78,600	3,399,361
Toray Industries Inc.	468,500	3,020,871

		56,220,620

Mexico — 1.1%
Cemex SAB de CV, CPO, NVS(a)	4,336,984	3,056,587
Grupo Mexico SAB de CV, Series B	915,000	4,805,645

		7,862,232

Netherlands — 2.9%
Akzo Nobel NV	54,489	6,101,816
ArcelorMittal SA(a)	199,686	5,780,435
Koninklijke DSM NV	52,072	8,831,188

		20,713,439

Norway — 0.7%
Norsk Hydro ASA	392,410	2,517,279
Yara International ASA	49,311	2,569,427

		5,086,706

Peru — 0.2%
Southern Copper Corp.	24,441	1,658,811

South Korea — 2.2%
LG Chem Ltd.	13,574	9,655,021
POSCO	23,046	6,516,209

		16,171,230

Sweden — 0.8%
Boliden AB	78,615	2,922,256
Svenska Cellulosa AB SCA, Class B(a)	172,062	3,050,857

		5,973,113

Switzerland — 4.2%
Clariant AG, Registered	70,822	1,434,274
Givaudan SA, Registered	2,283	8,834,602
LafargeHolcim Ltd., Registered	146,682	8,656,132
Sika AG, Registered	40,670	11,667,535

		30,592,543
Taiwan — 1.2%
Formosa Plastics Corp.	1,257,720	4,452,028
Nan Ya Plastics Corp.	1,614,940	4,516,602

		8,968,630

United Kingdom — 9.5%
Amcor PLC	446,542	5,215,611
Anglo American PLC	390,980	15,333,448
Croda International PLC	40,965	3,587,853
DS Smith PLC(a)	394,497	2,219,061
Glencore PLC(a)	3,136,518	12,300,792
Johnson Matthey PLC	56,901	2,365,396
Mondi PLC	139,158	3,551,933
Rio Tinto PLC	309,759	23,719,292

		68,293,386

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (continued) March 31, 2021	iShares® Global Materials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States — 29.4%
Air Products & Chemicals Inc.	63,514	$17,869,029
Albemarle Corp.	33,579	4,906,228
Avery Dennison Corp.	23,734	4,358,749
Ball Corp.	93,984	7,964,204
Celanese Corp.	32,651	4,891,446
CF Industries Holdings Inc.	61,377	2,785,288
Corteva Inc.	213,476	9,952,251
Dow Inc.	213,757	13,667,623
DuPont de Nemours Inc.	154,498	11,939,605
Eastman Chemical Co.	38,928	4,286,751
Ecolab Inc.	71,268	15,256,341
FMC Corp.	37,291	4,124,758
Freeport-McMoRan Inc.(a)	418,468	13,780,151
International Flavors & Fragrances Inc.	71,363	9,962,988
International Paper Co.	112,972	6,108,396
LyondellBasell Industries NV, Class A	73,765	7,675,248
Martin Marietta Materials Inc.	17,810	5,980,954
Mosaic Co. (The)	99,172	3,134,827
Newmont Corp.	229,384	13,824,974
Nucor Corp.	85,736	6,882,029
Packaging Corp. of America	27,253	3,664,983
PPG Industries Inc.	67,869	10,197,996
Sealed Air Corp.	44,674	2,046,963
Sherwin-Williams Co. (The)	23,108	17,053,935
Vulcan Materials Co.	38,097	6,428,869
Westrock Co.	75,458	3,927,589

		212,672,175

Total Common Stocks — 99.0% (Cost: $636,033,531)		715,541,347

Preferred Stocks

Brazil — 0.2%
Gerdau SA, Preference Shares, ADR	303,533	1,620,866

Security	Shares	Value

South Korea — 0.1%
LG Chem Ltd., Preference Shares, NVS	2,187	$742,044

Total Preferred Stocks — 0.3% (Cost: $2,654,681)		2,362,910

Rights

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA (Expires 04/19/21)(a)	6,459	20,023

Total Rights — 0.0% (Cost: $0)		20,023

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	670,000	670,000

Total Short-Term Investments — 0.1% (Cost: $670,000)		670,000

Total Investments in Securities — 99.4% (Cost: $639,358,212)		718,594,280

Other Assets, Less Liabilities — 0.6%		4,404,670

Net Assets — 100.0%		$722,998,950

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$1,089,098	$—		$(1,089,419	)(b)	$647	$(326)	$—	—	$71,873	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	227,000	443,000	(b)	—		—	—	670,000	670,000	471		—

						$647	$(326)	$670,000		$72,344		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

52	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2021	iShares® Global Materials ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
FTSE 100 Index	12	06/18/21	$1,106	$(7,796)
MSCI Emerging Markets E-Mini Index	15	06/18/21	992	(5,255)
S&P 500 E-Mini Index	8	06/18/21	1,587	13,069
S&P/TSX 60 Index	5	06/17/21	884	(2,693)

				$(2,675)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$13,069

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$15,744

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$561,776

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(55,488)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,152,035

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) March 31, 2021	iShares® Global Materials ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$715,541,347	$—	$—	$715,541,347
Preferred Stocks	2,362,910	—	—	2,362,910
Rights	20,023	—	—	20,023
Money Market Funds	670,000	—	—	670,000

	$718,594,280	$—	$—	$718,594,280

Derivative financial instruments(a)
Assets
Futures Contracts	$13,069	$—	$—	$13,069
Liabilities
Futures Contracts	(15,744)	—	—	(15,744)

	$(2,675)	$—	$—	$(2,675)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

54	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments March 31, 2021	iShares® Global Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.2%
Afterpay Ltd.(a)	102,212	$7,901,752
Computershare Ltd.	224,452	2,571,146
Computershare Ltd., NVS	25,506	292,177

		10,765,075

Brazil — 0.2%
Pagseguro Digital Ltd., Class A(a)(b)	78,610	3,639,643
StoneCo Ltd., Class A(a)(b)	86,093	5,270,613

		8,910,256

Canada — 1.6%
CGI Inc.(a)	96,281	8,019,012
Constellation Software Inc.	8,722	12,179,225
Open Text Corp.	120,105	5,725,975
Shopify Inc., Class A(a)	49,102	54,203,435

		80,127,647

Finland — 0.2%
Nokia OYJ(a)	2,484,108	9,939,679

France — 1.1%
Atos SE(a)	42,774	3,344,111
Capgemini SE	70,091	11,953,035
Dassault Systemes SE	60,172	12,899,349
Edenred	108,534	5,681,520
STMicroelectronics NV , New	286,762	10,960,255
Worldline SA(a)(c)	98,811	8,296,507

		53,134,777

Germany — 1.6%
Infineon Technologies AG	571,744	24,295,090
SAP SE	477,878	58,647,466

		82,942,556

Japan — 4.0%
Advantest Corp.	87,600	7,673,919
Canon Inc.	465,100	10,533,147
FUJIFILM Holdings Corp.	175,500	10,436,294
Fujitsu Ltd.	81,500	11,800,905
Hitachi Ltd.	423,200	19,164,641
Keyence Corp	81,740	37,186,152
Kyocera Corp.	153,000	9,726,923
Murata Manufacturing Co. Ltd	281,200	22,501,090
NEC Corp.	120,200	7,092,344
Nomura Research Institute Ltd.	170,300	5,278,529
NTT Data Corp.	282,900	4,385,590
Obic Co. Ltd.	29,000	5,309,231
Omron Corp.	90,800	7,099,656
Ricoh Co. Ltd.	301,800	3,069,893
Rohm Co. Ltd.	38,600	3,776,163
TDK Corp.	56,700	7,866,163
Tokyo Electron Ltd.	68,700	29,090,253

		201,990,893

Netherlands — 3.4%
Adyen NV(a)(c)	13,266	29,678,463
ASM International NV	16,979	4,948,941
ASML Holding NV	183,373	111,422,901
NXP Semiconductors NV(b)	121,087	24,379,657

		170,429,962

South Korea — 4.0%
Samsung Electronics Co. Ltd.	2,244,209	161,412,514
Samsung SDI Co. Ltd.	24,008	14,000,689

Security	Shares	Value

South Korea (continued)
SK Hynix Inc.	235,879	$27,615,611

		203,028,814

Spain — 0.3%
Amadeus IT Group SA(a)	196,707	13,959,230

Sweden — 0.5%
Hexagon AB, Class B	123,062	11,373,948
Telefonaktiebolaget LM Ericsson, Class B	1,165,338	15,448,620

		26,822,568

Switzerland — 0.2%
Logitech International SA, Registered	75,961	8,001,672
Temenos AG, Registered	28,987	4,190,279

		12,191,951

Taiwan — 4.7%
Delta Electronics Inc.	845,000	8,529,072
Hon Hai Precision Industry Co. Ltd.	5,454,378	23,703,882
MediaTek Inc.	694,000	23,568,710
Taiwan Semiconductor Manufacturing Co. Ltd.	8,274,600	170,230,617
United Microelectronics Corp.	5,050,000	8,884,800

		234,917,081

United Kingdom — 0.2%
Halma PLC	165,960	5,435,869
Sage Group PLC (The)	492,550	4,164,414

		9,600,283

United States — 77.1%
Accenture PLC, Class A	277,380	76,626,225
Adobe Inc.(a)	209,527	99,602,850
Advanced Micro Devices Inc.(a)(b)	529,711	41,582,313
Akamai Technologies Inc.(a)	71,633	7,299,403
Amphenol Corp., Class A	262,658	17,327,548
Analog Devices Inc.	160,992	24,966,639
ANSYS Inc.(a)	38,072	12,927,728
Apple Inc.	6,898,197	842,614,764
Applied Materials Inc.	401,133	53,591,369
Arista Networks Inc.(a)	24,093	7,273,436
Autodesk Inc.(a)	96,112	26,637,441
Automatic Data Processing Inc.	187,064	35,255,952
Broadcom Inc.	178,446	82,738,272
Broadridge Financial Solutions Inc.	50,708	7,763,395
Cadence Design Systems Inc.(a)	122,118	16,728,945
CDW Corp./DE	61,631	10,215,338
Cisco Systems Inc.	1,844,915	95,400,555
Citrix Systems Inc.	53,455	7,502,944
Cognizant Technology Solutions Corp., Class A	231,945	18,119,543
Corning Inc.	335,518	14,598,388
DXC Technology Co.	109,682	3,428,659
Enphase Energy Inc.(a)	56,399	9,145,662
F5 Networks Inc.(a)	26,993	5,631,280
Fidelity National Information Services Inc.	271,665	38,198,816
Fiserv Inc.(a)	251,335	29,918,918
FleetCor Technologies Inc.(a)	36,592	9,829,709
FLIR Systems Inc.	56,482	3,189,539
Fortinet Inc.(a)	59,320	10,939,794
Gartner Inc.(a)	38,784	7,080,019
Global Payments Inc.(b)	129,059	26,015,713
Hewlett Packard Enterprise Co.	567,487	8,932,245
HP Inc.	547,514	17,383,569
Intel Corp.	1,776,042	113,666,688
International Business Machines Corp.	390,799	52,077,875

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) March 31, 2021	iShares® Global Tech ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Intuit Inc.	119,703	$45,853,431
IPG Photonics Corp.(a)	15,573	3,284,969
Jack Henry & Associates Inc.	32,955	4,999,933
Juniper Networks Inc.	141,606	3,586,880
Keysight Technologies Inc.(a)	81,298	11,658,133
KLA Corp.	67,219	22,209,158
Lam Research Corp.	62,470	37,184,643
Mastercard Inc., Class A	383,264	136,461,147
Maxim Integrated Products Inc.	117,694	10,753,701
Microchip Technology Inc.	117,702	18,269,704
Micron Technology Inc.(a)	489,001	43,134,778
Microsoft Corp.	3,296,897	777,309,406
Monolithic Power Systems Inc.	18,791	6,637,169
Motorola Solutions Inc.	73,672	13,854,020
NetApp Inc.	97,868	7,112,068
NortonLifeLock Inc.	254,324	5,406,928
NVIDIA Corp.	271,004	144,697,166
Oracle Corp.	810,755	56,890,678
Paychex Inc.	140,080	13,730,642
Paycom Software Inc.(a)	21,552	7,975,533
PayPal Holdings Inc.(a)	511,951	124,322,181
Qorvo Inc.(a)	49,511	9,045,660
QUALCOMM Inc.	496,575	65,840,879
salesforce.com Inc.(a)	401,166	84,995,040
Seagate Technology PLC	87,805	6,739,034
ServiceNow Inc.(a)	85,721	42,869,929
Skyworks Solutions Inc.	72,082	13,225,605
Synopsys Inc.(a)	66,796	16,550,713
TE Connectivity Ltd	144,641	18,674,600
Teradyne Inc.	72,555	8,828,492
Texas Instruments Inc.	402,453	76,059,592
Trimble Inc.(a)	109,708	8,534,185
Tyler Technologies Inc.(a)	17,719	7,522,247
VeriSign Inc.(a)	43,350	8,616,246
Visa Inc., Class A	741,415	156,979,798
Western Digital Corp.	133,157	8,888,230
Western Union Co. (The)	177,924	4,387,606
Xilinx Inc.	107,538	13,323,958

Security	Shares	Value

United States (continued)
Zebra Technologies Corp., Class A(a)	23,270	$11,290,139

		3,891,915,755

Total Common Stocks — 99.3% (Cost: $2,885,832,527)		5,010,676,527

Preferred Stocks

South Korea — 0.5%
Samsung Electronics Co. Ltd., Preference Shares, NVS .	359,046	23,159,141

Total Preferred Stocks — 0.5% (Cost: $12,080,093)		23,159,141

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(d)(e)(f)	22,619,772	22,633,344
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	3,912,000	3,912,000

		26,545,344

Total Short-Term Investments — 0.5% (Cost: $26,543,436)		26,545,344

Total Investments in Securities — 100.3% (Cost: $2,924,456,056)		5,060,381,012

Other Assets, Less Liabilities — (0.3)%		(13,839,645)

Net Assets — 100.0%		$5,046,541,367

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$31,705,324	$—	$(9,144,947	)(a)	$93,258	$(20,291)	$22,633,344	22,619,772	$190,883	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,162,000	—	(1,250,000	)(a)	—	—	3,912,000	3,912,000	8,268		—

					$93,258	$(20,291)	$26,545,344		$199,151		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

56	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2021	iShares® Global Tech ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P Select Sector Technology E-Mini Index	82	06/18/21	$10,963	$139,088

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$139,088

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$5,738,000

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(814,087)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,913,386

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$5,010,676,527	$—	$—	$5,010,676,527
Preferred Stocks	23,159,141	—	—	23,159,141
Money Market Funds	26,545,344	—	—	26,545,344

	$5,060,381,012	$—	$—	$5,060,381,012

Derivative financial instruments(a)
Assets
Futures Contracts	$139,088	$—	$—	$139,088

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	57

Schedule of Investments March 31, 2021	iShares® Global Utilities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks

Australia — 0.9%
AGL Energy Ltd.	62,598	$460,090
APA Group	118,627	905,330

		1,365,420

Canada — 3.8%
Algonquin Power & Utilities Corp.	59,853	948,143
Brookfield Infrastructure Partners LP(a)	29,722	1,586,545
Emera Inc.	25,239	1,123,139
Fortis Inc.	47,080	2,042,624

		5,700,451

Chile — 0.4%
Enel Americas SA, ADR	56,608	480,036
Enel Chile SA, ADR	49,314	193,311

		673,347

Colombia — 0.2%
Interconexion Electrica SA ESP	44,747	273,961

Denmark — 1.9%
Orsted A/S(b)	18,133	2,935,747

Finland — 0.8%
Fortum OYJ	43,739	1,170,010

France — 3.5%
Electricite de France SA(a)	40,192	540,399
Engie SA(a)	178,234	2,535,735
Suez SA	41,166	873,786
Veolia Environnement SA	53,604	1,377,196

		5,327,116

Germany — 3.5%
E.ON SE	226,006	2,636,060
RWE AG	67,834	2,664,418

		5,300,478

Hong Kong — 2.2%
CLP Holdings Ltd.	162,000	1,573,230
Hong Kong & China Gas Co. Ltd.	1,071,159	1,694,687

		3,267,917

Italy — 6.6%
Enel SpA	776,259	7,748,476
Snam SpA	212,850	1,182,768
Terna Rete Elettrica Nazionale SpA	140,834	1,065,632

		9,996,876

Japan — 2.3%
Chubu Electric Power Co. Inc.	72,700	937,534
Kansai Electric Power Co. Inc. (The)	83,000	899,855
Osaka Gas Co. Ltd.	41,800	815,951
Tokyo Gas Co. Ltd.	38,500	857,975

		3,511,315

Mexico — 0.1%
Infraestructura Energetica Nova SAB de CV(a)	43,728	168,582

Portugal — 1.1%
EDP - Energias de Portugal SA	279,050	1,597,201

Spain — 7.0%
Enagas SA	25,030	544,817
Endesa SA	31,833	844,044
Iberdrola SA	586,714	7,574,867
Naturgy Energy Group SA	33,939	833,669

Security	Shares	Value

Spain (continued)
Red Electrica Corp. SA	43,313	$768,677

		10,566,074

United Kingdom — 5.8%
Centrica PLC(a)	582,187	434,876
National Grid PLC	382,739	4,562,483
Severn Trent PLC	24,355	774,876
SSE PLC	105,155	2,110,949
United Utilities Group PLC	68,429	874,062

		8,757,246

United States — 59.5%
AES Corp. (The)	67,141	1,800,050
Alliant Energy Corp.	25,226	1,366,240
Ameren Corp.	25,526	2,076,795
American Electric Power Co. Inc.	49,940	4,229,918
American Water Works Co. Inc.	18,221	2,731,692
Atmos Energy Corp.	12,858	1,271,013
CenterPoint Energy Inc.	55,349	1,253,655
CMS Energy Corp.	29,180	1,786,400
Consolidated Edison Inc.	34,349	2,569,305
Dominion Energy Inc.	80,973	6,150,709
DTE Energy Co.	19,498	2,595,964
Duke Energy Corp.	75,592	7,296,896
Edison International	38,056	2,230,082
Entergy Corp.	20,180	2,007,305
Evergy Inc.	22,785	1,356,391
Eversource Energy	34,515	2,988,654
Exelon Corp.	98,202	4,295,356
FirstEnergy Corp.	54,634	1,895,253
NextEra Energy Inc.	196,877	14,885,870
NiSource Inc.	39,309	947,740
NRG Energy Inc.	24,544	926,045
Pinnacle West Capital Corp.	11,342	922,672
PPL Corp.	77,469	2,234,206
Public Service Enterprise Group Inc.	50,811	3,059,330
Sempra Energy	30,444	4,036,266
Southern Co. (The)	105,993	6,588,525
WEC Energy Group Inc.	31,643	2,961,468
Xcel Energy Inc.	54,146	3,601,250

		90,065,050

Total Common Stocks — 99.6% (Cost: $165,995,566)		150,676,791

Rights

Italy — 0.0%
Snam SpA (Expires 04/07/21)(a)	212,850	219

Total Rights — 0.0% (Cost: $0)		219

58	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2021	iShares® Global Utilities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.00%(c)(d)	208,000	$208,000

Total Short-Term Investments — 0.1% (Cost: $208,000)		208,000

Total Investments in Securities — 99.7% (Cost: $166,203,566)		150,885,010

Other Assets, Less Liabilities — 0.3%		382,557

Net Assets — 100.0%		$151,267,567

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$3,775,555	$—	$(3,776,253	)(b)	$2,085	$(1,387)	$—	—	$4,283	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	268,000	—	(60,000	)(b)	—	—	208,000	208,000	307		—

					$2,085	$(1,387)	$208,000		$4,590		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	1	04/16/21	$101	$(1,106)
S&P Select Sector Utilities E-Mini Index	8	06/18/21	516	14,893

				$13,787

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$14,893

SCHEDULE OF INVESTMENTS	59

Schedule of Investments (continued) March 31, 2021	iShares® Global Utilities ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$1,106

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$148,480

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(31,390)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$673,232

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$150,676,791	$—	$—	$150,676,791
Rights	—	219	—	219
Money Market Funds	208,000	—	—	208,000

	$150,884,791	$219	$—	$150,885,010

Derivative financial instruments(a)
Assets
Futures Contracts	$14,893	$—	$—	$14,893
Liabilities
Futures Contracts	(1,106)	—	—	(1,106)

	$13,787	$—	$—	$13,787

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

60	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

March 31, 2021

	iShares Global Comm Services ETF	iShares Global Consumer Discretionary ETF	iShares Global Consumer Staples ETF	iShares Global Energy ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$319,343,495	$429,304,370	$522,465,737	$1,303,497,970
Affiliated(c)	2,917,057	1,066,179	2,392,992	1,400,000
Cash	1,352	10,499	8,653	5,634
Foreign currency, at value(d)	345,519	721,392	554,996	2,438,632
Cash pledged:
Futures contracts	34,000	39,000	135,000	392,000
Foreign currency collateral pledged:
Futures contracts(e)	10,825	54,479	61,371	143,489
Receivables:
Investments sold	287,821	90,040	—	—
Securities lending income — Affiliated	101	394	381	59
Variation margin on futures contracts	1,992	4,065	—	—
Dividends	339,373	439,573	1,576,533	2,616,471
Tax reclaims	28,528	57,875	448,588	125,275

Total assets	323,310,063	431,787,866	527,644,251	1,310,619,530

LIABILITIES
Collateral on securities loaned, at value	2,744,057	796,179	1,543,545	—
Payables:
Investments purchased	72,947	95,840	—	2,069,140
Variation margin on futures contracts	—	—	12,335	49,622
Investment advisory fees	113,554	150,891	180,938	480,052

Total liabilities	2,930,558	1,042,910	1,736,818	2,598,814

NET ASSETS	$320,379,505	$430,744,956	$525,907,433	$1,308,020,716

NET ASSETS CONSIST OF:
Paid-in capital	$360,027,092	$378,566,386	$504,520,759	$1,764,997,667
Accumulated earnings (loss)	(39,647,587)	52,178,570	21,386,674	(456,976,951)

NET ASSETS	$320,379,505	$430,744,956	$525,907,433	$1,308,020,716

Shares outstanding	4,000,000	2,650,000	9,050,000	53,100,000

Net asset value	$80.09	$162.55	$58.11	$24.63

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$1,159,514	$744,975	$1,487,799	$—
(b) Investments, at cost — Unaffiliated	$248,525,747	$352,480,700	$484,860,319	$1,579,052,952
(c) Investments, at cost — Affiliated	$2,917,057	$1,066,179	$2,392,992	$1,400,000
(d) Foreign currency, at cost	$347,068	$724,448	$557,382	$2,436,954
(e) Foreign currency collateral pledged, at cost	$11,322	$55,196	$63,365	$145,231

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Assets and Liabilities  (continued)

March 31, 2021

	iShares Global Financials ETF	iShares Global Healthcare ETF	iShares Global Industrials ETF	iShares Global Materials ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$463,582,535	$2,694,401,422	$420,780,548	$717,924,280
Affiliated(c)	9,013,396	6,624,638	1,268,386	670,000
Cash	14,835	3,512	5,411	12,732
Foreign currency, at value(d)	721,331	3,129,247	468,925	654,449
Cash pledged:
Futures contracts	134,000	832,000	68,000	150,000
Foreign currency collateral pledged:
Futures contracts(e)	76,650	—	43,902	157,006
Receivables:
Investments sold	—	—	44,506	—
Securities lending income — Affiliated	500	2,076	200	—
Variation margin on futures contracts	—	30,084	—	3,731
Capital shares sold	—	95,620	52,335	167,287
Dividends	1,078,528	3,882,853	683,067	3,439,331
Tax reclaims	224,585	2,640,925	146,060	246,931

Total assets	474,846,360	2,711,642,377	423,561,340	723,425,747

LIABILITIES
Collateral on securities loaned, at value	1,798,588	1,619,884	813,728	—
Payables:
Investments purchased	126,843	3,876,170	52,335	167,287
Variation margin on futures contracts	16,294	—	3,732	—
Capital shares redeemed	—	—	44,506	—
Investment advisory fees	161,186	944,995	181,252	259,510

Total liabilities	2,102,911	6,441,049	1,095,553	426,797

NET ASSETS	$472,743,449	$2,705,201,328	$422,465,787	$722,998,950

NET ASSETS CONSIST OF:
Paid-in capital	$519,334,301	$2,189,347,806	$441,593,324	$725,789,173
Accumulated earnings (loss)	(46,590,852)	515,853,522	(19,127,537)	(2,790,223)

NET ASSETS	$472,743,449	$2,705,201,328	$422,465,787	$722,998,950

Shares outstanding	6,450,000	35,150,000	3,650,000	8,350,000

Net asset value	$73.29	$76.96	$115.74	$86.59

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$1,777,052	$1,556,951	$802,905	$—
(b) Investments, at cost — Unaffiliated	$452,809,366	$2,111,436,435	$417,903,314	$638,688,212
(c) Investments, at cost — Affiliated	$7,481,561	$6,622,273	$1,268,181	$670,000
(d) Foreign currency, at cost	$721,368	$3,136,771	$470,217	$652,573
(e) Foreign currency collateral pledged, at cost	$78,110	$—	$44,947	$160,979

See notes to financial statements.

62	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

March 31, 2021

	iShares Global Tech ETF	iShares Global Utilities ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$5,033,835,668	$150,677,010
Affiliated(c)	26,545,344	208,000
Cash	2,985	8,732
Foreign currency, at value(d)	2,863,700	193,705
Cash pledged:
Futures contracts	787,000	43,000
Foreign currency collateral pledged:
Futures contracts(e)	—	12,928
Receivables:
Investments sold	1,433,556	—
Securities lending income — Affiliated	4,250	—
Variation margin on futures contracts	188,599	4,212
Dividends	7,027,465	194,470
Tax reclaims	74,133	45,526

Total assets	5,072,762,700	151,387,583

LIABILITIES
Collateral on securities loaned, at value	22,572,405	—
Payables:
Investments purchased	264,236	—
Capital shares redeemed	1,616,627	—
Investment advisory fees	1,768,065	51,557
IRS compliance fee for foreign withholding tax claims	—	68,459

Total liabilities	26,221,333	120,016

NET ASSETS	$5,046,541,367	$151,267,567

NET ASSETS CONSIST OF:
Paid-in capital	$2,978,560,133	$205,853,119
Accumulated earnings (loss)	2,067,981,234	(54,585,552)

NET ASSETS	$5,046,541,367	$151,267,567

Shares outstanding	16,450,000	2,500,000

Net asset value	$306.78	$60.51

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$22,537,705	$—
(b) Investments, at cost — Unaffiliated	$2,897,912,620	$165,995,566
(c) Investments, at cost — Affiliated	$26,543,436	$208,000
(d) Foreign currency, at cost	$2,871,835	$194,547
(e) Foreign currency collateral pledged, at cost	$—	$13,691

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Operations

Year Ended March 31, 2021

	iShares Global Comm Services ETF	iShares Global Consumer Discretionary ETF	iShares Global Consumer Staples ETF	iShares Global Energy ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$4,468,815	$3,610,005	$18,762,501	$54,109,111
Dividends — Affiliated	441	302	1,130	1,321
Securities lending income — Affiliated — net	10,539	22,745	12,340	116,665
Foreign taxes withheld	(231,335)	(188,283)	(1,151,316)	(2,780,819)

Total investment income	4,248,460	3,444,769	17,624,655	51,446,278

EXPENSES
Investment advisory fees	1,316,614	1,249,561	2,645,526	4,371,486
Commitment fees	356	125	258	2,513
Miscellaneous	437	437	437	437

Total expenses	1,317,407	1,250,123	2,646,221	4,374,436

Net investment income	2,931,053	2,194,646	14,978,434	47,071,842

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(5,044,884)	(12,667,043)	(6,859,710)	(57,615,636)
Investments — Affiliated	9,841	2,590	5,551	18,805
In-kind redemptions — Unaffiliated	24,675,658	8,421,557	53,442,007	16,030,822
Futures contracts	446,030	360,027	1,118,805	2,933,101
Foreign currency transactions	33,635	18,260	120,091	173,796

Net realized gain (loss)	20,120,280	(3,864,609)	47,826,744	(38,459,112)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	107,123,777	131,759,696	76,068,242	321,058,023
Investments — Affiliated	(539)	(890)	(2,283)	(3,624)
Futures contracts	784	(37,398)	(162,907)	(388,319)
Foreign currency translations	3,874	(5,071)	1,015	(15,460)

Net change in unrealized appreciation (depreciation)	107,127,896	131,716,337	75,904,067	320,650,620

Net realized and unrealized gain	127,248,176	127,851,728	123,730,811	282,191,508

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$130,179,229	$130,046,374	$138,709,245	$329,263,350

See notes to financial statements.

64	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended March 31, 2021

	iShares Global Financials ETF	iShares Global Healthcare ETF	iShares Global Industrials ETF	iShares Global Materials ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$7,958,902	$46,060,654	$5,431,086	$13,950,095
Dividends — Affiliated	100,703	5,195	323	471
Securities lending income — Affiliated — net	7,875	172,937	19,917	71,873
Other income — Unaffiliated	109	—	143	167
Foreign taxes withheld	(508,829)	(2,954,055)	(291,192)	(575,432)
Foreign withholding tax claims	6,889	—	7,477	—

Total investment income	7,565,649	43,284,731	5,167,754	13,447,174

EXPENSES
Investment advisory fees	1,199,466	10,172,169	1,249,849	1,801,883
Commitment fees	802	—	31	1,323
Professional fees	69	—	78	—
Miscellaneous	437	437	437	440

Total expenses	1,200,774	10,172,606	1,250,395	1,803,646

Net investment income	6,364,875	33,112,125	3,917,359	11,643,528

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(7,101,954)	(13,135,310)	(5,544,374)	(5,805,123)
Investments — Affiliated	(5,333)	33,029	1,109	647
In-kind redemptions — Unaffiliated	(12,871,844)	75,176,471	61,426,540	(1,215,680)
In-kind redemptions — Affiliated	(23,073)	—	—	—
Futures contracts	694,669	3,324,018	482,433	561,776
Foreign currency transactions	31,518	19,967	(4,433)	(82,304)

Net realized gain (loss)	(19,276,017)	65,418,175	56,361,275	(6,540,684)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	140,526,213	441,665,588	70,311,653	177,433,465
Investments — Affiliated	1,928,144	(8,262)	(54)	(326)
Futures contracts	(103,456)	(629,660)	(5,903)	(55,488)
Foreign currency translations	8,694	(2,221)	379	641

Net change in unrealized appreciation (depreciation)	142,359,595	441,025,445	70,306,075	177,378,292

Net realized and unrealized gain	123,083,578	506,443,620	126,667,350	170,837,608

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$129,448,453	$539,555,745	$130,584,709	$182,481,136

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Operations  (continued)

Year Ended March 31, 2021

	iShares Global Tech ETF	iShares Global Utilities ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$53,125,926	$5,198,782
Dividends — Affiliated	8,268	307
Non-cash dividends — Unaffiliated	—	275,895
Securities lending income — Affiliated — net	190,883	4,283
Other income — Unaffiliated	1,653	115
Foreign taxes withheld	(2,729,081)	(201,728)
Foreign withholding tax claims	418	—
IRS Compliance fee for foreign withholding tax claims	—	(68,459)

Total investment income	50,598,067	5,209,195

EXPENSES
Investment advisory fees	18,541,018	653,563
Commitment fees	14,765	—
Professional fees	418	—
Miscellaneous	445	444

Total expenses	18,556,646	654,007

Net investment income	32,041,421	4,555,188

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(8,828,301)	(5,664,562)
Investments — Affiliated	93,258	2,085
In-kind redemptions — Unaffiliated	150,005,078	4,854,895
Futures contracts	5,738,000	148,480
Foreign currency transactions	23,407	39,532

Net realized gain (loss)	147,031,442	(619,570)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	1,855,064,031	33,480,928
Investments — Affiliated	(20,291)	(1,387)
Futures contracts	(814,087)	(31,390)
Foreign currency translations	(14,520)	1,321

Net change in unrealized appreciation (depreciation)	1,854,215,133	33,449,472

Net realized and unrealized gain	2,001,246,575	32,829,902

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,033,287,996	$37,385,090

See notes to financial statements.

66	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares Global Comm Services ETF		iShares Global Consumer Discretionary ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,931,053	$3,390,016	$2,194,646	$3,145,805
Net realized gain (loss)	20,120,280	14,285,212	(3,864,609)	4,104,268
Net change in unrealized appreciation (depreciation)	107,127,896	(24,739,269)	131,716,337	(36,156,990)

Net increase (decrease) in net assets resulting from operations	130,179,229	(7,064,041)	130,046,374	(28,906,917)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,194,408)	(5,609,991)	(1,983,808)	(3,378,514)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(31,968,301)	1,932,036	145,733,246	(14,654,385)

NET ASSETS
Total increase (decrease) in net assets	95,016,520	(10,741,996)	273,795,812	(46,939,816)
Beginning of year	225,362,985	236,104,981	156,949,144	203,888,960

End of year	$320,379,505	$225,362,985	$430,744,956	$156,949,144

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets  (continued)

	iShares Global Consumer Staples ETF		iShares Global Energy ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,978,434	$17,399,108	$47,071,842	$33,666,227
Net realized gain (loss)	47,826,744	32,029,053	(38,459,112)	(87,503,606)
Net change in unrealized appreciation (depreciation)	75,904,067	(78,913,110)	320,650,620	(367,545,907)

Net increase (decrease) in net assets resulting from operations	138,709,245	(29,484,949)	329,263,350	(421,383,286)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(14,922,745)	(17,461,335)	(44,636,580)	(56,008,845)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(281,259,288)	(8,505,087)	406,575,701	62,965,822

NET ASSETS
Total increase (decrease) in net assets	(157,472,788)	(55,451,371)	691,202,471	(414,426,309)
Beginning of year	683,380,221	738,831,592	616,818,245	1,031,244,554

End of year	$525,907,433	$683,380,221	$1,308,020,716	$616,818,245

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

68	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Global Financials ETF		iShares Global Healthcare ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,364,875	$9,379,417	$33,112,125	$31,282,460
Net realized gain (loss)	(19,276,017)	(15,905,757)	65,418,175	109,193,075
Net change in unrealized appreciation (depreciation)	142,359,595	(73,222,450)	441,025,445	(124,698,709)

Net increase (decrease) in net assets resulting from operations	129,448,453	(79,748,790)	539,555,745	15,776,826

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(6,228,611)	(10,044,010)	(31,015,428)	(32,134,347)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	146,450,450	(49,051,895)	249,269,156	(157,537,444)

NET ASSETS
Total increase (decrease) in net assets	269,670,292	(138,844,695)	757,809,473	(173,894,965)
Beginning of year	203,073,157	341,917,852	1,947,391,855	2,121,286,820

End of year	$472,743,449	$203,073,157	$2,705,201,328	$1,947,391,855

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets  (continued)

	iShares Global Industrials ETF		iShares Global Materials ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,917,359	$3,985,688	$11,643,528	$5,710,566
Net realized gain (loss)	56,361,275	1,862,810	(6,540,684)	(29,387,568)
Net change in unrealized appreciation (depreciation)	70,306,075	(45,805,253)	177,378,292	(36,739,368)

Net increase (decrease) in net assets resulting from operations	130,584,709	(39,956,755)	182,481,136	(60,416,370)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,589,504)	(4,190,117)	(6,021,339)	(7,514,779)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	148,891,058	(27,017,411)	417,407,351	(11,640,752)

NET ASSETS
Total increase (decrease) in net assets	275,886,263	(71,164,283)	593,867,148	(79,571,901)
Beginning of year	146,579,524	217,743,807	129,131,802	208,703,703

End of year	$422,465,787	$146,579,524	$722,998,950	$129,131,802

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

70	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Global Tech ETF		iShares Global Utilities ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$32,041,421	$34,816,374	$4,555,188	$6,149,108
Net realized gain (loss)	147,031,442	327,455,439	(619,570)	21,687,892
Net change in unrealized appreciation (depreciation)	1,854,215,133	(129,577,435)	33,449,472	(31,944,421)

Net increase (decrease) in net assets resulting from operations	2,033,287,996	232,694,378	37,385,090	(4,107,421)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(30,800,295)	(34,154,155)	(4,959,902)	(7,017,135)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	291,181,184	(264,845,973)	(33,280,461)	(44,974,739)

NET ASSETS
Total increase (decrease) in net assets	2,293,668,885	(66,305,750)	(855,273)	(56,099,295)
Beginning of year	2,752,872,482	2,819,178,232	152,122,840	208,222,135

End of year	$5,046,541,367	$2,752,872,482	$151,267,567	$152,122,840

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	71

Financial Highlights

(For a share outstanding throughout each period)

	iShares Global Comm Services ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$51.81	$56.22	$57.19	$59.45	$62.37

Net investment income(a)	0.66	0.78	1.82	2.21	2.28
Net realized and unrealized gain (loss)(b)	28.33	(3.85)	(0.62)	(2.41)	(2.84)

Net increase (decrease) from investment operations	28.99	(3.07)	1.20	(0.20)	(0.56)

Distributions(c)
From net investment income	(0.71)	(1.34)	(2.17)	(2.06)	(2.36)

Total distributions	(0.71)	(1.34)	(2.17)	(2.06)	(2.36)

Net asset value, end of year	$80.09	$51.81	$56.22	$57.19	$59.45

Total Return
Based on net asset value	56.20%	(5.70)%	2.37%	(0.46)%	(0.91)%

Ratios to Average Net Assets
Total expenses	0.43%	0.46%	0.46%	0.47%	0.48%

Net investment income	0.96%	1.34%	3.28%	3.71%	3.74%

Supplemental Data
Net assets, end of year (000)	$320,380	$225,363	$236,105	$400,339	$303,171

Portfolio turnover rate(d)	13%	24%	79%	3%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

72	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Global Consumer Discretionary ETF
	Year Ended 03/31/21	Year Ended 03/31/20		Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$95.12	$113.27		$111.45	$96.61	$88.72

Net investment income(a)	1.06	1.75		1.70	1.42	1.51
Net realized and unrealized gain (loss)(b)	67.38	(18.03)		1.87	14.79	7.97

Net increase (decrease) from investment operations	68.44	(16.28)		3.57	16.21	9.48

Distributions(c)
From net investment income	(1.01)	(1.87)		(1.75)	(1.37)	(1.59)

Total distributions	(1.01)	(1.87)		(1.75)	(1.37)	(1.59)

Net asset value, end of year	$162.55	$95.12		$113.27	$111.45	$96.61

Total Return
Based on net asset value	72.21%	(14.71	)%(d)	3.32%	16.81%	10.86%

Ratios to Average Net Assets
Total expenses	0.43%	0.46%		0.46%	0.47%	0.48%

Net investment income	0.75%	1.47%		1.51%	1.35%	1.68%

Supplemental Data
Net assets, end of year (000)	$430,745	$156,949		$203,889	$278,617	$202,874

Portfolio turnover rate(e)	34%	17%		30%	6%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Global Consumer Staples ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19 (a)	Year Ended 03/31/18 (a)	Year Ended 03/31/17 (a)

Net asset value, beginning of year	$47.96	$51.67	$50.14	$49.65	$48.74

Net investment income(b)	1.34	1.18	1.20	1.12	1.01
Net realized and unrealized gain (loss)(c)	10.17	(3.69)	1.70	0.52	0.98

Net increase (decrease) from investment operations	11.51	(2.51)	2.90	1.64	1.99

Distributions(d)
From net investment income	(1.36)	(1.20)	(1.37)	(1.15)	(1.08)

Total distributions	(1.36)	(1.20)	(1.37)	(1.15)	(1.08)

Net asset value, end of year	$58.11	$47.96	$51.67	$50.14	$49.65

Total Return
Based on net asset value	24.21%	(5.10)%	6.07%	3.19%	4.18%

Ratios to Average Net Assets
Total expenses	0.43%	0.46%	0.46%	0.47%	0.48%

Net investment income	2.46%	2.21%	2.43%	2.18%	2.09%

Supplemental Data
Net assets, end of year (000)	$525,907	$683,380	$738,832	$536,507	$605,760

Portfolio turnover rate(e)	7%	7%	7%	5%	4%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on May 1, 2018.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

74	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Global Energy ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$17.06	$33.70	$33.91	$33.19	$29.58

Net investment income(a)	0.94	1.13	1.11	1.14	0.97
Net realized and unrealized gain (loss)(b)	7.62	(15.61)	(0.29)	0.66	3.64

Net increase (decrease) from investment operations	8.56	(14.48)	0.82	1.80	4.61

Distributions(c)
From net investment income	(0.99)	(2.16)	(1.03)	(1.08)	(1.00)

Total distributions	(0.99)	(2.16)	(1.03)	(1.08)	(1.00)

Net asset value, end of year	$24.63	$17.06	$33.70	$33.91	$33.19

Total Return
Based on net asset value	51.36%	(45.73)%	2.56%	5.56%	15.54%

Ratios to Average Net Assets
Total expenses	0.43%	0.46%	0.46%	0.47%	0.48%

Net investment income	4.65%	3.78%	3.17%	3.39%	2.98%

Supplemental Data
Net assets, end of year (000)	$1,308,021	$616,818	$1,031,245	$1,154,552	$950,763

Portfolio turnover rate(d)	5%	7%	6%	4%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Global Financials ETF
	Year Ended 03/31/21	Year Ended 03/31/20		Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$47.23	$61.61		$68.93	$60.82	$49.45

Net investment income(a)	1.36	1.71		1.84	1.47	1.35
Net realized and unrealized gain (loss)(b)	26.09	(14.12)		(7.38)	8.12	11.30

Net increase (decrease) from investment operations	27.45	(12.41)		(5.54)	9.59	12.65

Distributions(c)
From net investment income	(1.39)	(1.97)		(1.78)	(1.48)	(1.28)

Total distributions	(1.39)	(1.97)		(1.78)	(1.48)	(1.28)

Net asset value, end of year	$73.29	$47.23		$61.61	$68.93	$60.82

Total Return
Based on net asset value	58.99%	(20.99	)%(d)	(8.02)%	15.91%	26.03%

Ratios to Average Net Assets
Total expenses	0.43%	0.46%		0.46%	0.47%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	0.43%	N/A		0.46%	N/A	N/A

Net investment income	2.28%	2.66%		2.84%	2.19%	2.46%

Supplemental Data
Net assets, end of year (000)	$472,743	$203,073		$341,918	$634,120	$386,189

Portfolio turnover rate(e)	4%	7%		7%	4%	16%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

76	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Global Healthcare ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19(a)	Year Ended 03/31/18(a)	Year Ended 03/31/17(a)

Net asset value, beginning of year	$60.95	$61.13	$55.61	$51.44	$48.21

Net investment income(b)	1.02	0.96	0.92	0.79	0.76
Net realized and unrealized gain (loss)(c)	15.96	(0.16)	5.80	4.20	3.29

Net increase from investment operations	16.98	0.80	6.72	4.99	4.05

Distributions(d)
From net investment income	(0.97)	(0.98)	(1.20)	(0.82)	(0.82)

Total distributions	(0.97)	(0.98)	(1.20)	(0.82)	(0.82)

Net asset value, end of year	$76.96	$60.95	$61.13	$55.61	$51.44

Total Return
Based on net asset value	28.03%	1.23%	12.29%	9.70%	8.52%

Ratios to Average Net Assets
Total expenses	0.43%	0.46%	0.46%	0.47%	0.48%

Net investment income	1.41%	1.52%	1.55%	1.42%	1.51%

Supplemental Data
Net assets, end of year (000)	$2,705,201	$1,947,392	$2,121,287	$1,568,110	$1,476,384

Portfolio turnover rate(e)	5%	5%	8%	4%	5%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on May 1, 2018.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Global Industrials ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$71.50	$88.88	$91.22	$80.47	$70.40

Net investment income(a)	1.32	1.61	1.65	1.43	1.37	(b)
Net realized and unrealized gain (loss)(c)	44.27	(17.32)	(2.27)	10.69	10.02

Net increase (decrease) from investment operations	45.59	(15.71)	(0.62)	12.12	11.39

Distributions(d)
From net investment income	(1.35)	(1.67)	(1.72)	(1.37)	(1.32)

Total distributions	(1.35)	(1.67)	(1.72)	(1.37)	(1.32)

Net asset value, end of year	$115.74	$71.50	$88.88	$91.22	$80.47

Total Return
Based on net asset value	64.27%	(18.08)%	(0.59)%	15.14%	16.38	%(b)

Ratios to Average Net Assets
Total expenses	0.43%	0.46%	0.46%	0.47%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	0.43%	N/A	N/A	N/A	0.48%

Net investment income	1.34%	1.75%	1.87%	1.61%	1.85	%(b)

Supplemental Data
Net assets, end of year (000)	$422,466	$146,580	$217,744	$360,338	$209,222

Portfolio turnover rate(e)	8%	5%	5%	6%	9%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2017:
•	Net investment income per share by $0.01.
•	Total return by 0.02%.
•	Ratio of net investment income to average net assets by 0.02%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

78	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Global Materials ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$49.67	$64.22	$67.34	$59.25	$47.64

Net investment income(a)	2.07	1.54	1.91	1.33	0.93	(b)
Net realized and unrealized gain (loss)(c)	35.84	(13.63)	(3.44)	7.99	11.40

Net increase (decrease) from investment operations	37.91	(12.09)	(1.53)	9.32	12.33

Distributions(d)
From net investment income	(0.99)	(2.46)	(1.59)	(1.23)	(0.72)

Total distributions	(0.99)	(2.46)	(1.59)	(1.23)	(0.72)

Net asset value, end of year	$86.59	$49.67	$64.22	$67.34	$59.25

Total Return
Based on net asset value	76.78%	(19.66)%	(2.14)%	15.84%	26.13	%(b)

Ratios to Average Net Assets
Total expenses	0.43%	0.45%	0.46%	0.47%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	N/A	0.46%	N/A	0.48%

Net investment income	2.76%	2.43%	2.91%	2.02%	1.73	%(b)

Supplemental Data
Net assets, end of year (000)	$722,999	$129,132	$208,704	$400,667	$260,683

Portfolio turnover rate(e)	4%	12%	11%	8%	10%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2017:
•	Net investment income per share by $0.03.
•	Total return by 0.07%.
•	Ratio of net investment income to average net assets by 0.05%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Global Tech ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$182.92	$170.86	$157.85	$124.07	$100.03

Net investment income(a)	1.96	2.30	1.77	1.20	1.24	(b)
Net realized and unrealized gain(c)	123.78	11.99	12.60	34.01	23.94

Net increase from investment operations	125.74	14.29	14.37	35.21	25.18

Distributions(d)
From net investment income	(1.88)	(2.23)	(1.36)	(1.43)	(1.14)

Total distributions	(1.88)	(2.23)	(1.36)	(1.43)	(1.14)

Net asset value, end of year	$306.78	$182.92	$170.86	$157.85	$124.07

Total Return
Based on net asset value	68.97%	8.33%	9.19%	28.49%	25.40	%(b)

Ratios to Average Net Assets
Total expenses	0.43%	0.46%	0.46%	0.47%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	0.43%	N/A	0.46%	N/A	0.48%

Net investment income	0.75%	1.21%	1.09%	0.82%	1.15	%(b)

Supplemental Data
Net assets, end of year (000)	$5,046,541	$2,752,872	$2,819,178	$1,538,998	$1,054,554

Portfolio turnover rate(e)	4%	7%	17%	5%	6%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2017:
•	Net investment income per share by $0.02.
•	Total return by 0.02%.
•	Ratio of net investment income to average net assets by 0.02%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

80	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Global Utilities ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$50.71	$54.08	$48.78	$48.09	$48.11

Net investment income(a)	1.71	1.62	1.78	1.79	1.92	(b)
Net realized and unrealized gain (loss)(c)	9.68	(2.98)	5.07	0.69	0.19

Net increase (decrease) from investment operations	11.39	(1.36)	6.85	2.48	2.11

Distributions(d)
From net investment income	(1.59)	(2.01)	(1.55)	(1.79)	(2.13)

Total distributions	(1.59)	(2.01)	(1.55)	(1.79)	(2.13)

Net asset value, end of year	$60.51	$50.71	$54.08	$48.78	$48.09

Total Return
Based on net asset value	22.70%	(2.84)%	14.40%	5.13%	4.61	%(b)

Ratios to Average Net Assets
Total expenses	0.43%	0.46%	0.46%	0.47%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	N/A	N/A	0.46%	N/A	0.48%

Net investment income	3.03%	2.87%	3.53%	3.58%	4.07	%(b)

Supplemental Data
Net assets, end of year (000)	$151,268	$152,123	$208,222	$131,708	$137,044

Portfolio turnover rate(e)	7%	6%	8%	4%	15%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2017:
•	Net investment income per share by $0.03.
•	Total return by 0.09%.
•	Ratio of net investment income to average net assets by 0.06%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Global Comm Services	Non-diversified
Global Consumer Discretionary	Diversified
Global Consumer Staples	Diversified
Global Energy	Non-diversified
Global Financials	Diversified
Global Healthcare	Diversified
Global Industrials	Diversified
Global Materials	Diversified
Global Tech	Non-diversified
Global Utilities	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statement of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the statement of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statement of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts ) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

82	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA as of March 31, 2021:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Global Comm Services
HSBC Bank PLC	$426,104	$426,104		$—	$—
Morgan Stanley & Co. LLC	733,410	733,410		—	—

	$1,159,514	$1,159,514		$—	$—

Global Consumer Discretionary
BofA Securities, Inc.	$744,975	$744,975		$—	$—

Global Consumer Staples
BNP Paribas Securities Corp	$23,786	$23,786		$—	$—
BofA Securities, Inc.	463,022	463,022		—	—
Citigroup Global Markets Inc.	67,960	67,960		—	—
Credit Suisse Securities (USA) LLC	448,536	448,536		—	—
Deutsche Bank Securities Inc.	285,432	285,432		—	—
JPMorgan Securities LLC	199,063	199,063		—	—

	$1,487,799	$1,487,799		$—	$—

Global Financials
Citigroup Global Markets Inc.	$30,706	$30,706		$—	$—
Deutsche Bank Securities Inc.	115,738	115,738		—	—
Nomura Securities International Inc.	1,630,608	1,630,608		—	—

	$1,777,052	$1,777,052		$—	$—

Global Healthcare
Barclays Capital Inc.	$1,170,419	$1,170,419		$—	$—
Wells Fargo Securities LLC	386,532	386,532		—	—

	$1,556,951	$1,556,951		$—	$—

84	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Global Industrials
BNP Paribas Prime Brokerage International Ltd.	$126,500	$126,500		$—	$—
BofA Securities, Inc.	322,115	322,115		—	—
JPMorgan Securities LLC	304,635	304,635		—	—
Morgan Stanley & Co. LLC	8,025	8,025		—	—
UBS AG	41,630	41,630		—	—

	$802,905	$802,905		$—	$—

Global Tech
Barclays Capital Inc.	$2,292,200	$2,276,429		$—	$(15,771	)(b)
BNP Paribas Prime Brokerage International Ltd.	2,517,523	2,517,523		—	—
Citigroup Global Markets Inc.	388,920	388,920		—	—
JPMorgan Securities LLC	11,928,388	11,928,388		—	—
Pershing LLC	782,470	782,470		—	—
SG Americas Securities LLC	766,004	766,004		—	—
UBS Securities LLC	3,862,200	3,828,227		—	(33,973	)(b)

	$22,537,705	$22,487,961		$—	$(49,744)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statement of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statement of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds as follows:

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (continued)

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $10 billion	0.480%
Over $10 billion, up to and including $20 billion	0.430
Over $20 billion, up to and including $30 billion	0.380
Over $30 billion	0.342

Prior to July 1, 2020, for its investment advisory services to each Fund, BFA was entitled to annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $10 billion	0.480%
Over $10 billion, up to and including $20 billion	0.430
Over $20 billion	0.380

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the iShares Global Tech ETF (the “Group 1 Fund”), retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares Global Comm Services ETF, iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Energy ETF, iShares Global Financials ETF, iShares Global Healthcare ETF, iShares Global Industrials ETF, iShares Global Materials ETF and iShares Global Utilities ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, the Group 1 Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) the Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended March 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

86	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF	Fees Paid to BTC

Global Comm Services	$3,200
Global Consumer Discretionary	6,069
Global Consumer Staples	3,464
Global Energy	26,965
Global Financials	2,124
Global Healthcare	44,332
Global Industrials	5,028
Global Materials	16,543
Global Tech	70,484
Global Utilities	1,224

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Global Comm Services	$15,187,301	$9,596,016	$(779,986)
Global Consumer Discretionary	37,508,030	32,686,334	(4,448,220)
Global Consumer Staples	10,337,271	7,659,268	(1,971,037)
Global Energy	5,558,464	7,770,161	(11,730,368)
Global Financials	1,278,550	1,077,380	(389,075)
Global Healthcare	26,446,512	23,601,707	(2,252,217)
Global Industrials	4,507,993	2,116,944	(485,927)
Global Materials	1,024,581	2,649,538	(525,637)
Global Tech	52,255,281	22,027,872	(5,072,828)
Global Utilities	1,195,695	1,190,222	(416,937)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Global Comm Services	$39,388,300	$38,661,625
Global Consumer Discretionary	102,491,946	97,254,048
Global Consumer Staples	42,214,382	47,416,659
Global Energy	98,855,395	50,859,358
Global Financials	35,742,850	11,866,832
Global Healthcare	140,608,353	117,169,196
Global Industrials	32,049,750	23,027,483
Global Materials	44,613,966	17,580,998
Global Tech	240,982,686	189,812,867
Global Utilities	10,753,398	11,637,188

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (continued)

For the year ended March 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Global Comm Services	$45,286,599	$78,345,716
Global Consumer Discretionary	179,155,586	38,634,548
Global Consumer Staples	29,565,169	302,354,883
Global Energy	1,066,479,559	694,701,292
Global Financials	155,055,379	32,332,008
Global Healthcare	442,475,267	210,383,138
Global Industrials	451,394,031	311,315,691
Global Materials	440,956,086	48,015,072
Global Tech	509,229,617	263,215,183
Global Utilities	94,822,600	127,438,456

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2021, the following permanent differences attributable to the realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Global Comm Services	$24,907,599	$(24,907,599)
Global Consumer Discretionary	8,708,804	(8,708,804)
Global Consumer Staples	52,190,295	(52,190,295)
Global Energy	3,289,929	(3,289,929)
Global Financials	(11,343,417)	11,343,417
Global Healthcare	78,966,729	(78,966,729)
Global Industrials	61,876,443	(61,876,443)
Global Materials	(1,458,641)	1,458,641
Global Tech	154,978,459	(154,978,459)
Global Utilities	6,865,696	(6,865,696)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/21	Year Ended 03/31/20

Global Comm Services
Ordinary income	$3,194,408	$5,609,991

Global Consumer Discretionary
Ordinary income	$1,983,808	$3,378,514

Global Consumer Staples
Ordinary income	$14,922,745	$17,461,335

Global Energy
Ordinary income	$44,636,580	$56,008,845

Global Financials
Ordinary income	$6,228,611	$10,044,010

Global Healthcare
Ordinary income	$31,015,428	$32,134,347

Global Industrials
Ordinary income	$3,589,504	$4,190,117

Global Materials
Ordinary income	$6,021,339	$7,514,779

88	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 03/31/21	Year Ended 03/31/20
Global Tech
Ordinary income	$30,800,295	$34,154,155

Global Utilities
Ordinary income	$4,959,902	$7,017,135

As of March 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
Global Comm Services	$504,614	$(109,650,517)	$69,498,316	$(39,647,587)
Global Consumer Discretionary	1,512,424	(24,547,996)	75,214,142	52,178,570
Global Consumer Staples	3,424,556	(18,103,372)	36,065,490	21,386,674
Global Energy	9,838,296	(160,867,572)	(305,947,675)	(456,976,951)
Global Financials	2,778,081	(57,818,192)	8,449,259	(46,590,852)
Global Healthcare	12,669,532	(64,125,471)	567,309,461	515,853,522
Global Industrials	2,105,031	(22,646,604)	1,414,036	(19,127,537)
Global Materials	6,905,795	(82,849,776)	73,153,758	(2,790,223)
Global Tech	11,082,389	(62,000,038)	2,118,898,883	2,067,981,234
Global Utilities	869,242	(38,361,599)	(17,093,195)	(54,585,552)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Comm Services	$252,762,511	$83,552,274	$(14,053,971)	$69,498,303
Global Consumer Discretionary	355,158,439	82,055,435	(6,836,800)	75,218,635
Global Consumer Staples	488,802,955	71,769,304	(35,713,530)	36,055,774
Global Energy	1,610,839,151	9,069,335	(315,010,516)	(305,941,181)
Global Financials	464,153,723	40,857,789	(32,415,581)	8,442,208
Global Healthcare	2,133,710,579	625,080,677	(57,765,196)	567,315,481
Global Industrials	420,630,308	20,891,386	(19,476,248)	1,415,138
Global Materials	645,407,922	85,239,787	(12,056,123)	73,183,664
Global Tech	2,941,325,534	2,156,263,307	(37,207,829)	2,119,055,478
Global Utilities	167,977,264	9,872,607	(26,965,967)	(17,093,360)

9.	LINE OF CREDIT

The iShares Global Comm Services ETF, iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Energy ETF, iShares Global Financials ETF, iShares Global Industrials ETF, iShares Global Materials ETF, iShares Global Tech ETF and iShares Global Utilities ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Funds, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

During the year ended March 31, 2021, the Funds did not borrow under the credit agreement.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the

90	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/21		Year Ended 03/31/20
iShares ETF	Shares	Amount	Shares	Amount
Global Comm Services
Shares sold	750,000	$48,313,418	2,550,000	$148,292,490
Shares redeemed	(1,100,000)	(80,281,719)	(2,400,000)	(146,360,454)

Net increase (decrease)	(350,000)	$(31,968,301)	150,000	$1,932,036

Global Consumer Discretionary
Shares sold	1,300,000	$185,563,893	450,000	$54,529,280
Shares redeemed	(300,000)	(39,830,647)	(600,000)	(69,183,665)

Net increase (decrease)	1,000,000	$145,733,246	(150,000)	$(14,654,385)

Global Consumer Staples
Shares sold	550,000	$30,568,546	2,650,000	$138,156,032
Shares redeemed	(5,750,000)	(311,827,834)	(2,700,000)	(146,661,119)

Net decrease	(5,200,000)	$(281,259,288)	(50,000)	$(8,505,087)

Global Energy
Shares sold	54,900,000	$1,108,103,622	28,650,000	$763,771,157
Shares redeemed	(37,950,000)	(701,527,921)	(23,100,000)	(700,805,335)

Net increase	16,950,000	$406,575,701	5,550,000	$62,965,822

Global Financials
Shares sold	2,850,000	$180,470,187	3,750,000	$255,024,278
Shares redeemed	(700,000)	(34,019,737)	(5,000,000)	(304,076,173)

Net increase (decrease)	2,150,000	$146,450,450	(1,250,000)	$(49,051,895)

Global Healthcare
Shares sold	6,300,000	$464,149,825	4,300,000	$273,454,062
Shares redeemed	(3,100,000)	(214,880,669)	(7,050,000)	(430,991,506)

Net increase (decrease)	3,200,000	$249,269,156	(2,750,000)	$(157,537,444)

Global Industrials
Shares sold	4,500,000	$471,229,133	1,700,000	$158,861,984
Shares redeemed	(2,900,000)	(322,338,075)	(2,100,000)	(185,879,395)

Net increase (decrease)	1,600,000	$148,891,058	(400,000)	$(27,017,411)

Global Materials
Shares sold	6,500,000	$468,147,892	4,800,000	$319,664,248
Shares redeemed	(750,000)	(50,740,541)	(5,450,000)	(331,305,000)

Net increase (decrease)	5,750,000	$417,407,351	(650,000)	$(11,640,752)

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements   (continued)

	Year Ended 03/31/21		Year Ended 03/31/20
iShares ETF	Shares	Amount	Shares	Amount
Global Tech
Shares sold	2,400,000	$584,003,864	3,000,000	$573,397,943
Shares redeemed	(1,000,000)	(292,822,680)	(4,450,000)	(838,243,916)

Net increase (decrease)	1,400,000	$291,181,184	(1,450,000)	$(264,845,973)

Global Utilities
Shares sold	1,900,000	$96,618,404	4,550,000	$260,591,326
Shares redeemed	(2,400,000)	(129,898,865)	(5,400,000)	(305,566,065)

Net decrease	(500,000)	$(33,280,461)	(850,000)	$(44,974,739)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares Global Utilities ETF is expected to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the statement of assets and liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

13.	LEGAL PROCEEDINGS

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation seeks to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares Global Consumer Discretionary ETF received proceeds of $21,522 in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but are currently subject to an appeal which remains pending. The outcome of this appeal could result in new claims being brought against the Impacted Funds and/or previously dismissed claims being revived and subject to continuing litigation. The Impacted Funds intend to vigorously defend the Litigation.

14.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

92	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Global Comm Services ETF, iShares Global Consumer Discretionary ETF,

iShares Global Consumer Staples ETF, iShares Global Energy ETF,

iShares Global Financials ETF, iShares Global Healthcare ETF, iShares Global Industrials ETF,

iShares Global Materials ETF, iShares Global Tech ETF and iShares Global Utilities ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Global Comm Services ETF, iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Energy ETF, iShares Global Financials ETF, iShares Global Healthcare ETF, iShares Global Industrials ETF, iShares Global Materials ETF, iShares Global Tech ETF and iShares Global Utilities ETF (ten of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	93

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended March 31, 2021 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Global Comm Services	63.09%
Global Consumer Discretionary	52.92%
Global Consumer Staples	63.66%
Global Energy	55.78%
Global Financials	38.85%
Global Healthcare	80.03%
Global Industrials	50.00%
Global Materials	20.08%
Global Tech	100.00%
Global Utilities	63.25%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Dividend Income
Global Comm Services	$4,330,118
Global Consumer Discretionary	3,518,861
Global Consumer Staples	18,628,898
Global Energy	53,998,910
Global Financials	7,532,873
Global Healthcare	45,984,809
Global Industrials	5,565,235
Global Materials	13,680,918
Global Tech	49,598,133
Global Utilities	4,949,690

For the fiscal year ended March 31, 2021, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Global Financials	$5,018,708	$459,877
Global Industrials	3,397,685	231,760
Global Materials	11,525,196	512,949

94	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program  (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Global Comm Services ETF, iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Energy ETF, iShares Global Financials ETF, iShares Global Healthcare ETF, iShares Global Industrials ETF, iShares Global Materials ETF, iShares Global Tech ETF and iShares Global Utilities ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 2, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and closures in certain countries and the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a Fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following enhancements to the Program: (1) certain single country emerging market ETFs were added to a $300 million credit agreement with State Street Bank and Trust Company; and (2) certain updates were made to the RATS and HLIM calculation methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	95

Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Global Comm Services(a)	$0.643642	$—	$0.062104	$0.705746	91%	—%	9%	100%
Global Consumer Discretionary(a)	0.960486	—	0.050763	1.011249	95	—	5	100
Global Consumer Staples(a)	1.239094	—	0.124898	1.363992	91	—	9	100
Global Energy(a)	0.968671	—	0.018424	0.987095	98	—	2	100
Global Financials(a)	1.290610	—	0.097387	1.387997	93	—	7	100
Global Healthcare(a)	0.870489	—	0.102674	0.973163	89	—	11	100
Global Materials(a)	0.961962	—	0.023474	0.985436	98	—	2	100
Global Tech(a)	1.805073	—	0.079592	1.884665	96	—	4	100
Global Utilities(a)	1.493127	—	0.101424	1.594551	94	—	6	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares Global Consumer Staples ETF and iShares Global Energy ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

96	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited) (continued)

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares Global Consumer Staples ETF in respect of the Company’s financial year ending 31 December 2020 is USD 47.35 thousand. This figure is comprised of fixed remuneration of USD 22.05 thousand and variable remuneration of USD 25.3 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares Global Consumer Staples ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 7.71 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.62 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares Global Energy ETF in respect of the Company’s financial year ending 31 December 2020 is USD 77.42 thousand. This figure is comprised of fixed remuneration of USD 36.05 thousand and variable remuneration of USD 41.37 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares Global Energy ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 12.61 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 1.02 thousand.

SUPPLEMENTAL INFORMATION	97

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 376 funds as of March 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

98	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	99

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

100	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

NVS	Non-Voting Shares

GLOSSARY OF TERMS USED IN THIS REPORT	101

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-300-0321

MARCH 31, 2021

2021 Annual Report

iShares Trust

•	iShares Asia 50 ETF | AIA | NASDAQ

•	iShares Emerging Markets Infrastructure ETF | EMIF | NASDAQ

•	iShares Europe ETF | IEV | NYSE Arca

•	iShares International Developed Property ETF | WPS | NYSE Arca

•	iShares International Developed Small Cap Value Factor ETF | ISVL | Cboe BZX

•	iShares International Dividend Growth ETF | IGRO | Cboe BZX

•	iShares Latin America 40 ETF | ILF | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2021 reflected a remarkable period of disruption and adaptation, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world instituted economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

As April 2020 began, stocks were near their lowest point since the beginning of the pandemic. However, a steady recovery began, as businesses started re-opening and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following the implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) was near all-time lows as the period began, reflecting a reduced investor appetite for risk. However, inflation concerns from a rapidly expanding economy raised yields late in the reporting period, leading to a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to positive returns for corporate bonds, particularly high-yield corporates, which gained substantially.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. In early 2021, President Biden signed one of the largest economic rescue packages in U.S. history, which should provide a solid tailwind for economic growth. In our view, inflation is likely to increase somewhat as the expansion continues, but moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion due to the change in Fed policy.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are neutral overall on credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.
Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2021
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.07%	56.35%

U.S. small cap equities (Russell 2000® Index)	48.05	94.85

International equities (MSCI Europe, Australasia, Far East Index)	20.08	44.57

Emerging market equities (MSCI Emerging Markets Index)	22.43	58.39

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.12

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.88)	(8.23)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.73)	0.71

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.46	5.29

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.35	23.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended March 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 54.60% in U.S. dollar terms for the reporting period.

The reporting period began near the height of uncertainty surrounding the coronavirus pandemic, which drove equity prices to a multi-year low. However, stocks began to recover as governments took measures to adapt to the economic and public health impact of the novel coronavirus. In November 2020, news that several vaccines under development showed high effectiveness rates boosted equities. Optimism about the growth outlook for the global economy led to further advances, and stocks moved past pre-pandemic prices to reach all-time highs near the end of the reporting period.

The U.S. experienced a remarkable recovery from the depths of the pandemic-induced upheaval, and U.S. stocks rebounded to post substantial gains. As the reporting period began, unemployment reached its highest level since the Great Depression, and economic activity was declining, with a significant contraction in the second quarter of 2020. However, unprecedented fiscal stimulus began to reverse the downward economic momentum. Individuals began to receive direct payments in April 2020 as part of the U.S. $2.2 trillion CARES Act, and payments to support businesses that kept employees on payroll helped to stabilize the economy. Unemployment began to decline, decreasing each month between April 2020 and November 2020, yet remained elevated compared to pre-pandemic levels.

The U.S. Federal Reserve (“Fed”) also responded to the pandemic, acting to stabilize bond markets by continuing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities, which later expanded to include corporate bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy.

Stocks in Europe also gained significantly, despite a recovery that trailed other major economies. European countries experienced some of the highest infection rates early in the pandemic, particularly Italy, Spain, and the U.K., and governments instituted a series of restrictions that weighed on economic growth. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased and Eurozone countries reached a deal for a collective €750 billion of stimulus spending. However, a new wave of cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020, even as much of the world was returning to growth. The continent also faced headwinds due to a slow vaccine rollout and another sharp increase in coronavirus cases in March 2021, which prompted the return of some restrictions.

Asia-Pacific regional stocks advanced notably amid a sharp rebound in economic activity. While the course of the pandemic varied by country, the Asia-Pacific region overall had fewer cases and deaths per capita than other regions, despite an increase late in the reporting period. China returned to growth in the second quarter of 2020, earlier than most countries. China’s restart helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. In November 2020, 14 countries joined China to form the world’s largest trade pact, the Regional Comprehensive Economic Partnership, designed to facilitate trade between its members.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Asia 50 ETF

Investment Objective

The iShares Asia 50 ETF (the “Fund”) seeks to track the investment results of an index composed of 50 of the largest Asian equities, as represented by the S&P Asia 50TM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	64.22%	18.14%	9.00%	64.22%	130.18%	136.69%
Fund Market	67.40	18.61	9.15	67.40	134.76	140.00
Index	65.39	18.88	9.60	65.39	137.47	150.03

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,294.80	$ 2.86		$ 1,000.00	$ 1,022.40	$ 2.52		0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2021 (continued)	iShares® Asia 50 ETF

Portfolio Management Commentary

Large-capitalization stocks in Asia advanced sharply for the reporting period, as regional and global economies recovered from a coronavirus pandemic-induced recession. Early containment efforts and exposure to the global electronics trade, which plays a major role in the regional economy, helped speed recovery. Economic growth accelerated in the second half of 2020, as export demand and consumer spending improved. Global demand for technology and products to support at-home work, study, and entertainment bolstered exports, particularly electronics. Manufacturing activity improved during the second half of the reporting period.

Information technology stocks contributed a majority of the Index’s return, led by South Korean and Taiwanese companies, as strong demand for semiconductors created a global shortage that drove chip prices higher. South Korean technology hardware and equipment stocks contributed the most to the Index’s return, as demand for appliances and phones helped increase profits from microchips and displays. U.S. trade restrictions on China supported sales of smartphones and chips, as sanctioned Chinese companies increased purchases from South Korea in advance of U.S. restrictions. High demand for memory chips used in automobiles and AI technology also bolstered contribution. Similarly, semiconductor and semiconductor equipment companies in Taiwan, supported by the ongoing rise in chip use, contributed significantly. Taiwanese chipmakers benefited from rising demand for advanced, next-generation semiconductor products amid strong sales of 5G phones.

Chinese communication services stocks also contributed significantly to the Index’s return, led by the interactive media and services industry. Pandemic-related restrictions drove consumers to spend more time online, driving revenues from games, social networking, digital content, online advertising, and financial and cloud services. An interactive media and services company also benefited from the sale of a privately held company on the initial public offering market.

Stocks in Hong Kong contributed notably, led by financials stocks. Insurance providers benefited from expanding sales in mainland China, which fully opened to offshore companies in 2020. Rising trading volumes, particularly from China, drove higher profits in the financial exchanges and data industry, further supporting the Index’s performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	31.1%
Consumer Discretionary	22.4
Financials	19.9
Communication Services	17.2
Materials	2.7
Health Care	2.1
Real Estate	1.7
Industrials	1.5
Utilities	1.0
Energy	0.4

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
China	44.1%
South Korea	23.3
Taiwan	17.7
Hong Kong	11.8
Singapore	3.1

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Emerging Markets Infrastructure ETF

Investment Objective

The iShares Emerging Markets Infrastructure ETF (the “Fund”) seeks to track the investment results of an index composed of 30 of the largest equities in the emerging markets infrastructure industry, as represented by the S&P Emerging Markets Infrastructure IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	28.33%	(0.99)%	(0.95)%	28.33%	(4.85)%	(9.11)%
Fund Market	28.33	(0.99)	(1.03)	28.33	(4.86)	(9.84)
Index	29.17	(1.01)	(0.46)	29.17	(4.95)	(4.54)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,210.00	$3.31		$1,000.00	$1,021.90	$3.02		0.60%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2021 (continued)	iShares® Emerging Markets Infrastructure ETF

Portfolio Management Commentary

Emerging market infrastructure stocks advanced during the reporting period amid rebounding economic activity, optimism about COVID-19 vaccination programs, and expectations of increasing infrastructure spending. Chinese infrastructure stocks were the leading contributors to the Index’s return, driven by the utilities sector. China’s booming economy, together with its efforts to encourage industrial growth with cleaner energy, drove liquified natural gas (“LNG”) demand from both domestic producers and importers amid supply outages and a cold Asian winter. While prices of LNG rose sharply due to strong growth in Chinese consumption, large gas utilities benefited from the support of state-owned parent companies, through stable volume, fees, and relatively low-cost supplies. In the industrials sector, Chinese transportation stocks also advanced, led by marine port operators, as the global economic recovery drove overseas container volume growth. Freight rates surged higher with supply chain disruptions, reopening-driven demand, and a shift in consumer spending from services to home goods during the pandemic.

Mexican and Thai infrastructure stocks in the industrials sector also contributed meaningfully to the Index’s return. Airport services stocks in both countries advanced despite a sharp drop in global passenger traffic that drove declines for airlines and airports. A rise in air travel late in the reporting period drove expectations for a continued recovery, although demand remained well below pre-pandemic levels. Mexican airport operators advanced amid recovery hopes and signs of renewal in tourism after a difficult pandemic year. Cost management strategies also bolstered Mexican airport stocks, along with favorable treatment from government regulators, including the ability to raise fees over the next few years. In Thailand, despite a sharp decline in passenger traffic through airports and other revenue streams, airport services stocks advanced amid hopes for a recovery in tourism, due in part to easing pandemic-related restrictions.

Brazilian infrastructure stocks also contributed to the Index’s return, largely due to strength in the energy sector. Stocks in the oil, gas, and consumable fuels industry advanced in an environment of rising prices for oil and gasoline.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	40.2%
Utilities	38.9
Energy	20.9

(a)	Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
China	45.1%
Brazil	15.7
Mexico	12.8
Thailand	10.2
Russia	6.5
South Korea	5.7
Chile	4.0

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Fund Summary as of March 31, 2021	iShares® Europe ETF

Investment Objective

The iShares Europe ETF (the “Fund”) seeks to track the investment results of an index composed of European equities, as represented by the S&P Europe 350TM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns				Cumulative Total Returns

	1 Year		5 Years	10 Years	1 Year		5 Years	10 Years

Fund NAV	44.57	%(a)	7.98%	4.88%	44.57	%(a)	46.77%	61.09%
Fund Market	45.01		8.08	4.84	45.01		47.49	60.49
Index	45.04		8.32	5.23	45.04		49.12	66.52

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,205.30	$3.30		$1,000.00	$1,021.90	$3.02		0.60%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2021 (continued)	iShares® Europe ETF

Portfolio Management Commentary

European equities gained significantly for the reporting period, as the ECB continued its monetary stimulus program and Eurozone countries reached a consensus on fiscal stimulus spending. Europe’s recovery from the coronavirus pandemic-induced recession lagged behind other major economies, but as restrictions eased and vaccination programs took hold, growth resumed.

U.K. equities contributed the most to the Index’s return. Concerns about Brexit weighed heavily on European markets for much of the reporting period, but an agreement reached in December 2020 reduced investors’ uncertainty and buoyed U.K. stocks. Materials companies led the advance, as metals and mining companies rebounded from a period of tepid end-user demand early in the pandemic. Commodities price increases supported growth amid a move toward increased use of renewable energy sources, which drove demand for materials used in solar power and battery storage. Financials stocks added to gains in the U.K., particularly insurance companies, as increased profitability from business in Asia bolstered performance. Industrials companies also advanced, benefitting from cost controls, optimism about a post-COVID-19 rebound in manufacturing, and improved internal digital infrastructure.

French stocks also bolstered the Index’s return, as economic recovery drove gains in the consumer discretionary and industrials sectors. Textiles and apparel companies performed well, particularly during the second half of the reporting period, reflecting pent-up demand among high end consumers for luxury purchases. French aerospace and defense companies led gains among industrials stocks, signing new airplane contracts at a brisk pace despite the effects of the pandemic on travel.

German consumer discretionary and industrials stocks advanced on the heels of an economic rebound, with automobile manufacturers leading gains. Auto companies benefitted from strong cost management, solid products, and corporate restructuring. German capital goods stocks led gains in the industrials sector. Infrastructure projects drove performance, as industrial conglomerates pivoted toward hydrogen technologies.

Stocks in the Netherlands also contributed. Semiconductor and semiconductor equipment companies led the advance, as increased sales of advanced chipmaking equipment amid a global semiconductor shortage supported profits in the industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	16.4%
Industrials	15.3
Health Care	13.5
Consumer Staples	12.5
Consumer Discretionary	11.9
Materials	8.3
Information Technology	8.1
Utilities	4.5
Energy	4.5
Communication Services	3.7
Real Estate	1.3

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United Kingdom	22.8%
France	17.2
Switzerland	15.1
Germany	14.6
Netherlands	7.7
Sweden	5.2
Spain	4.0
Denmark	3.6
Italy	3.2
Finland	2.0

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Fund Summary as of March 31, 2021	iShares® International Developed Property ETF

Investment Objective

The iShares International Developed Property ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed non-U.S. markets, as represented by the S&P Developed ex-U.S. Property IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	32.96%	4.58%	5.24%	32.96%	25.07%	66.64%
Fund Market	33.19	4.64	5.21	33.19	25.47	66.17
Index	33.04	4.72	5.34	33.04	25.92	68.21

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,165.10	$ 2.59		$ 1,000.00	$ 1,022.50	$ 2.42		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2021 (continued)	iShares® International Developed Property ETF

Portfolio Management Commentary

International developed property stocks advanced significantly for the reporting period despite contracting demand for commercial real estate and shifts in residential real estate demand due to the COVID-19 pandemic. Property stocks in the Asia-Pacific region were the largest contributors to the Index’s return, led by real estate companies based in Japan. Equity real estate investment trusts (“REITs”) posted strong gains. Diversified and industrial REITs in the residential and logistics markets benefited from ultra-low interest rates and the Bank of Japan’s stimulative monetary policy, which included significant REIT purchases. Real estate management and development companies bolstered gains, as ongoing demand and resilient property prices, most notably for condominiums, offset lower rental and hotel revenue during Japan’s lockdowns.

In Australia, another key contributor to the Index’s performance, low bond rates and vaccine development news buoyed diversified, industrial, and retail REITs. Among diversified REITs, companies providing residential housing benefited from rising sales as consumers sought lower-density housing amid the pandemic. Industrial REITs advanced due to the accelerated shift to online retail, which was intensified by the pandemic, as increased demand for logistics and warehousing services drove solid profit growth. Despite the rise in online shopping, retail REITs also posted strong gains as Australian consumers drove shopping mall traffic to pre-pandemic levels when activity resumed amid low rates of coronavirus transmission.

German and U.K. real estate companies contributed modestly to the Index’s return. Despite halting rent increases and lease terminations during the pandemic, German real estate operating companies in the residential rental market preserved their profits as defaults and vacancy rates remained low. Stable rental income prompted some real estate operating companies to increase their dividend payouts. In the U.K., industrial REITs contributed the most. Higher online purchases during coronavirus-related restrictions drove demand for warehouse and logistics services, leading to rising profits. Optimism about successful development and distribution of vaccines, along with resolution of the Brexit trade deal, also benefited the industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Real Estate Operating Companies	22.1%
Diversified Real Estate Activities	19.2
Retail REITs	13.5
Diversified REITs	12.8
Industrial REITs	11.5
Office REITs	9.0
Real Estate Development	4.3
Residential REITs	3.7
Health Care REITs	1.6
Specialized Real Estate Investment Trusts (REITs)	1.2
Hotel & Resort REITs	1.1
Other (each representing less than 1%)	0.0

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	28.6%
Hong Kong	12.1
Australia	11.5
Germany	9.8
United Kingdom	9.3
Singapore	7.6
Sweden	3.9
France	3.7
Canada	3.1
Belgium	2.2

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Fund Summary as of March 31, 2021	iShares® International Developed Small Cap Value Factor ETF

Investment Objective

The iShares International Developed Small Cap Value Factor ETF (the “Fund”) seeks to track the investment results of an index composed of international developed market small-capitalization stocks, excluding the U.S. and Korea, with prominent value characteristics, as represented by the FTSE Developed ex US ex Korea Small Cap Focused Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception

Fund NAV	(0.43)%
Fund Market	0.09
Index	(0.47)

For the fiscal period ended 3/31/21, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 3/23/21. The first day of secondary market trading was 3/25/21.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (03/23/21)(a)	Ending Account Value (03/31/21)	Expenses Paid During the Period (	b)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00	$ 995.70	$ 0.07		$ 1,000.00	$ 1,023.40	$ 1.51		0.30%

(a)	The beginning of the period (commencement of operations) is March 23, 2021.

(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (8 days for actual and 182 days for hypothetical expenses) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	28.0%
Financials	16.1
Real Estate	14.8
Materials	10.6
Consumer Discretionary	9.7
Information Technology	7.7
Consumer Staples	4.3
Energy	2.7
Utilities	2.4
Communication Services	2.0
Health Care	1.7

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments	(a)
Japan	22.7%
Canada	15.8
United Kingdom	15.1
Australia	7.8
Sweden	7.4
Switzerland	5.9
Germany	4.3
France	3.8
Finland	3.2
Norway	3.0

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2021	iShares® International Dividend Growth ETF

Investment Objective

The iShares International Dividend Growth ETF (the “Fund”) seeks to track the investment results of an index composed of international equities with a history of consistently growing dividends, as represented by the Morningstar® Global ex-US Dividend Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	45.29%	8.91%	45.29%	51.58%
Fund Market	47.23	9.07	47.23	52.66
Index	45.33	8.89	45.33	51.41

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/17/16. The first day of secondary market trading was 5/19/16.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,198.30	$ 0.93		$ 1,000.00	$ 1,024.10	$ 0.86		0.17%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

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Fund Summary as of March 31, 2021 (continued)	iShares® International Dividend Growth ETF

Portfolio Management Commentary

Dividend stocks outside the U.S. advanced strongly as the global economic recovery assuaged concerns about the ability of companies to pay dividends. The pandemic-related financial disruption led some companies to suspend their dividend payments in order to preserve cash. Government regulation also affected companies, as restrictions were placed on dividend payments in several countries, particularly affecting the banking industry. However, the improving economic environment led regulators to either ease restrictions or set a timeline for their expiration.

Canadian stocks were the largest contributors to the Index’s return, led by the financials sector. Canadian bank stocks, which are highly sensitive to conditions in the wider domestic economy, rebounded as Canada returned to growth in the third and fourth quarters of 2020. Despite pressure from deferred mortgage payments and a low interest rate policy from the Bank of Canada, most Canadian banks were able to maintain dividend payments. Canadian life insurance companies also advanced, supported by strength in Asian markets and demand from investors seeking yield in an environment of ultra-low interest rates. The energy and industrials sectors benefited performance as well. Although oil prices began the reporting period at low levels due to the pandemic’s economic disruption, their subsequent recovery boosted earnings of oil, gas, and consumable fuels companies, leading some firms to increase dividends. Industrials stocks gained as renewed demand for freight boosted earnings and dividends in the railroad industry.

German dividend-paying stocks also contributed to the Index’s return. The industrials sector led the advance as strong demand from China helped manufacturers offset declines in other areas. The industrial conglomerates industry benefited from increased sales of automation and software products. In the materials sector, a rebound in demand for plastic boosted profits in the chemicals industry despite a slowdown in European auto manufacturing, which is a major consumer of materials products. The financials sector also contributed to the Index’s performance due to strength in the insurance industry, as profits began to recover from the impact of coronavirus-related claims.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	26.2%
Consumer Staples	15.8
Industrials	14.4
Health Care	11.4
Utilities	8.3
Information Technology	6.2
Materials	5.5
Communication Services	4.2
Real Estate	3.9
Consumer Discretionary	3.4
Energy	0.7

(a)	Excludes money market funds.

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Canada	19.2%
Japan	13.5
United Kingdom	12.5
Germany	11.5
Switzerland	8.4
France	6.5
China	5.2
Italy	3.6
Hong Kong	3.2
Spain	2.7

F U N D S U M M A R Y	15

Fund Summary as of March 31, 2021	iShares® Latin America 40 ETF

Investment Objective

The iShares Latin America 40 ETF (the “Fund”) seeks to track the investment results of an index composed of 40 of the largest Latin American equities, as represented by the S&P Latin America 40TM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	53.62%	4.30%	(3.97)%	53.62%	23.41%	(33.30)%
Fund Market	54.90	4.40	(3.95)	54.90	24.02	(33.20)
Index	54.46	4.56	(3.60)	54.46	25.00	(30.70)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,320.80	$2.78		$1,000.00	$1,022.50	$2.42		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

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Fund Summary as of March 31, 2021 (continued)	iShares® Latin America 40 ETF

Portfolio Management Commentary

Latin American stocks advanced strongly during the reporting period as regional economies began to recover from a recession following the emergence of the coronavirus pandemic. Latin American growth rebounded in late 2020, bolstered by strength in commodities, manufacturing activity, and signs of a recovery in the services economy. Stimulus measures and accommodative monetary policy supported economies and credit flows. Rising commodities prices helped accelerate the recovery, and regional capital outflows declined.

Brazilian stocks were the largest contributors to the Index’s return, led by the metals and mining industry, as hopes for a global recovery, stimulus programs, and supply constraints helped drive commodities prices higher. Prices for iron ore reached multi-year highs and exports rose, as demand from Chinese steelmakers increased. Growing sales and higher prices for iron ore, copper, and nickel helped drive sharp earnings increases for the Brazilian metals and mining industry. A drop in production, tied in part to legal repercussions from a deadly 2019 dam collapse and pandemic-related restrictions, also helped raise iron ore prices. In this environment, mining companies reinstated and then increased dividend payouts. Brazilian financials stocks also contributed to the Index’s performance. Strong foreign inflows and high trading volumes drove revenue growth in the financial exchanges and data industry, while bank stocks advanced as higher net interest income, rising return on equity, and cost containment efforts drove stronger profits.

Mexican stocks also contributed to the Index’s return, bolstered in part by hopes that the economy would benefit from U.S. infrastructure spending. Materials stocks were the primary driver, led by the metals and mining industry, as the price of copper rose to a nearly 10-year high amid rising industrial demand for copper and ongoing supply constraints. High prices and rising production levels drove notable earnings increases for the industry.

Chilean equities also contributed to the Index’s return, amid rebounding economic activity, a strong Chilean peso, rapid vaccine distribution, and government stimulus measures. High prices for copper, a key Chilean export, signaled improving industrial conditions.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	28.5%
Materials	26.7
Consumer Staples	13.6
Energy	11.3
Communication Services	5.1
Information Technology	5.0
Consumer Discretionary	3.2
Industrials	3.0
Utilities	2.7
Real Estate	0.9
(a) Excludes money market funds.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Brazil	61.3%
Mexico	23.9
Chile	9.0
Peru	3.5
Colombia	2.3

F U N D S U M M A R Y	17

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Schedule of Investments March 31, 2021	iShares® Asia 50 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

China — 43.4%
Alibaba Group Holding Ltd.(a)	13,454,600	$380,735,872
Bank of China Ltd., Class H	72,100,000	27,450,945
China Construction Bank Corp., Class H	92,379,960	77,711,599
China Life Insurance Co. Ltd., Class H	6,973,000	14,404,412
China Merchants Bank Co. Ltd., Class H	3,528,000	26,932,683
China Petroleum & Chemical Corp., Class H	23,911,600	12,733,251
Geely Automobile Holdings Ltd.	5,337,000	13,578,563
Industrial & Commercial Bank of China Ltd., Class H	69,954,115	50,208,563
JD.com Inc., Class A(a)	1,682,150	69,670,819
Meituan, Class B(a)(b)	3,917,500	150,261,240
NetEase Inc.	1,878,000	38,214,871
Ping An Insurance Group Co. of China Ltd., Class H	5,164,500	61,480,166
Tencent Holdings Ltd.	5,275,100	413,895,645
Wuxi Biologics Cayman Inc., New(a)(b)	3,038,000	38,041,186

		1,375,319,815

Hong Kong — 11.5%
AIA Group Ltd.	11,335,200	137,490,029
CK Asset Holdings Ltd.	2,299,648	13,961,552
CK Hutchison Holdings Ltd.	2,547,148	20,296,718
CLP Holdings Ltd.	1,525,500	14,814,585
Galaxy Entertainment Group Ltd.(a)(c)	1,994,000	17,953,681
Hang Seng Bank Ltd.(c)	680,800	13,179,119
Hong Kong & China Gas Co. Ltd.(c)	10,063,144	15,920,955
Hong Kong Exchanges & Clearing Ltd.	1,102,800	64,881,853
Link REIT	1,951,000	17,767,276
Sun Hung Kai Properties Ltd.	1,449,500	21,963,110
Techtronic Industries Co. Ltd.	1,614,000	27,611,214

		365,840,092

Singapore — 3.0%
DBS Group Holdings Ltd.	1,678,400	35,963,930
Oversea-Chinese Banking Corp. Ltd.	3,772,874	32,994,395
United Overseas Bank Ltd.	1,442,300	27,727,455

		96,685,780

South Korea — 21.1%
Celltrion Inc.(a)(c)	93,585	26,833,075
Hyundai Mobis Co. Ltd.	62,359	16,089,090
Hyundai Motor Co.	134,166	25,843,329
Kakao Corp.	56,508	24,865,018
KB Financial Group Inc.	366,310	18,190,079
Kia Motors Corp.	250,736	18,366,260
LG Chem Ltd.	44,326	31,528,544
NAVER Corp.	135,473	45,127,741
POSCO	75,173	21,255,012
Samsung Electronics Co. Ltd.	4,680,017	336,605,597
Samsung SDI Co. Ltd.	51,556	30,065,792
Shinhan Financial Group Co. Ltd.	484,153	16,020,791
SK Hynix Inc.	504,886	59,109,693

		669,900,021

Taiwan — 17.4%
Chunghwa Telecom Co. Ltd.	3,563,551	13,925,488

Security	Shares	Value

Taiwan (continued)
CTBC Financial Holding Co. Ltd.	18,272,359	$14,152,705
Delta Electronics Inc.	1,801,000	18,178,530
Formosa Plastics Corp.	4,116,071	14,569,908
Hon Hai Precision Industry Co. Ltd.	11,692,052	50,811,848
MediaTek Inc.	1,490,112	50,605,212
Nan Ya Plastics Corp.	5,276,510	14,757,141
Taiwan Semiconductor Manufacturing Co. Ltd.	17,290,343	355,708,525
United Microelectronics Corp.	10,827,000	19,048,659

		551,758,016

Total Common Stocks — 96.4% (Cost: $2,198,378,496)		3,059,503,724

Preferred Stocks

South Korea — 1.8%
Hyundai Motor Co.
Preference Shares, NVS	21,490	1,898,829
Series 2, Preference Shares, NVS	34,193	2,960,825
LG Chem Ltd., Preference Shares, NVS	7,440	2,524,374
Samsung Electronics Co. Ltd., Preference Shares, NVS	771,203	49,744,042

		57,128,070

Total Preferred Stocks — 1.8% (Cost: $37,138,033)		57,128,070

Short-Term Investments

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(d)(e)(f)	43,923,617	43,949,971
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	3,430,000	3,430,000

		47,379,971

Total Short-Term Investments — 1.5% (Cost: $47,375,877)		47,379,971

Total Investments in Securities — 99.7% (Cost: $2,282,892,406)		3,164,011,765

Other Assets, Less Liabilities — 0.3%		8,658,111

Net Assets — 100.0%		$3,172,669,876

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2021	iShares® Asia 50 ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$21,968,255	$21,985,044	(a)	$—	$(20,120)	$16,792	$43,949,971	43,923,617	$197,898	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	900,000	2,530,000	(a)	—	—	—	3,430,000	3,430,000	1,398		—

					$(20,120)	$16,792	$47,379,971		$199,296		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
FTSE Taiwan Index	124	04/28/21	$7,184	$(49,150)
MSCI China Index	329	06/18/21	19,569	194,123
MSCI Emerging Markets E-Mini Index	430	06/18/21	28,434	(41,290)

				$103,683

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$194,123

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$90,440

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(186,886)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$103,683

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,037,446

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Asia 50 ETF

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,059,503,724	$—	$—	$3,059,503,724
Preferred Stocks	57,128,070	—	—	57,128,070
Money Market Funds	47,379,971	—	—	47,379,971

	$3,164,011,765	$—	$—	$3,164,011,765

Derivative financial instruments(a)
Assets
Futures Contracts	$194,123	$—	$—	$194,123
Liabilities
Futures Contracts	(90,440)	—	—	(90,440)

	$103,683	$—	$—	$103,683

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments March 31, 2021	iShares® Emerging Markets Infrastructure ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 15.6%
CCR SA	272,000	$622,761
Centrais Eletricas Brasileiras SA, ADR(a)	60,239	367,458
Cia. de Saneamento Basico do Estado de Sao Paulo, ADR	55,501	406,822
Ultrapar Participacoes SA, ADR	290,080	1,108,106

		2,505,147

Chile — 3.9%
Enel Americas SA, ADR	74,873	634,923

China — 44.9%
Beijing Capital International Airport Co. Ltd., Class H	402,000	312,832
CGN Power Co. Ltd., Class H(b)	1,348,000	325,970
China Gas Holdings Ltd.	269,800	1,105,304
China Longyuan Power Group Corp. Ltd., Class H	412,000	559,618
China Merchants Port Holdings Co. Ltd.	290,000	444,636
China Oilfield Services Ltd., Class H	558,000	574,189
China Resources Gas Group Ltd.	114,000	631,993
China Resources Power Holdings Co. Ltd.	236,000	313,272
China Suntien Green Energy Corp. Ltd., Class H	598,000	228,448
COSCO SHIPPING Energy Transportation Co. Ltd., Class H(a)	400,000	175,447
COSCO SHIPPING Ports Ltd.	360,000	262,089
Guangdong Investment Ltd.	382,000	622,053
Jiangsu Expressway Co. Ltd., Class H	260,000	323,727
Kunlun Energy Co. Ltd.	530,000	556,965
Shenzhen Expressway Co. Ltd., Class H	106,000	114,802
Shenzhen International Holdings Ltd.	240,499	402,768
Zhejiang Expressway Co. Ltd., Class H	308,000	272,961

		7,227,074

Mexico — 12.7%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR(c)	9,188	464,178
Grupo Aeroportuario del Pacifico SAB de CV, ADR(c)	7,833	823,953
Grupo Aeroportuario del Sureste SAB de CV, ADR(c)	4,272	759,519

		2,047,650

South Korea — 5.7%
Korea Electric Power Corp., ADR(a)(c)	68,147	699,188
SK Discovery Co. Ltd.	3,954	212,417

		911,605

Security	Shares	Value

Thailand — 10.2%
Airports of Thailand PCL, NVDR	741,100	$1,636,349

Total Common Stocks — 93.0% (Cost: $14,224,775)		14,962,748

Preferred Stocks

Russia — 6.5%
Transneft PJSC, Preference Shares, NVS	538	1,044,031

Total Preferred Stocks — 6.5% (Cost: $1,259,484)		1,044,031

Short-Term Investments

Money Market Funds — 5.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(d)(e)(f)	808,355	808,840
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	30,000	30,000

		838,840

Total Short-Term Investments — 5.2% (Cost: $838,706)		838,840

Total Investments in Securities — 104.7% (Cost: $16,322,965)		16,845,619

Other Assets, Less Liabilities — (4.7)%		(763,026)

Net Assets — 100.0%		$16,082,593

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$226,659	$582,672	(a)	$—	$(547)	$56	$808,840	808,355	$6,624	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	20,000	10,000	(a)	—	—	—	30,000	30,000	21		—

					$(547)	$56	$838,840		$6,645		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Emerging Markets Infrastructure ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$14,962,748	$—	$—	$14,962,748
Preferred Stocks	1,044,031	—	—	1,044,031
Money Market Funds	838,840	—	—	838,840

	$16,845,619	$—	$—	$16,845,619

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments March 31, 2021	iShares® Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.6%
BHP Group PLC	348,898	$10,082,394

Austria — 0.2%
Erste Group Bank AG(a)	50,585	1,719,367
OMV AG	23,818	1,210,989

		2,930,356

Belgium — 1.4%
Ageas SA/NV	31,684	1,920,001
Anheuser-Busch InBev SA/NV	140,250	8,859,921
Galapagos NV(a)	7,958	618,423
Groupe Bruxelles Lambert SA	19,729	2,046,527
KBC Group NV(a)	55,956	4,077,433
Solvay SA	11,889	1,483,947
UCB SA	21,000	2,002,146
Umicore SA	33,835	1,798,628

		22,807,026

Denmark — 3.6%
AP Moller - Maersk A/S, Class A	538	1,174,121
AP Moller - Maersk A/S, Class B, NVS	1,044	2,431,015
Carlsberg AS, Class B	17,066	2,628,422
Chr Hansen Holding A/S(a)	17,449	1,589,394
Coloplast A/S, Class B	19,390	2,922,618
Danske Bank A/S	115,495	2,166,461
DSV Panalpina A/S	33,689	6,625,520
Genmab A/S(a)	10,838	3,574,444
GN Store Nord AS	23,754	1,874,659
Novo Nordisk A/S, Class B	276,243	18,760,488
Novozymes A/S, Class B	33,991	2,182,467
Orsted A/S(b)	29,528	4,780,606
Pandora A/S	16,998	1,825,527
Vestas Wind Systems A/S	33,017	6,793,374

		59,329,116

Finland — 2.0%
Elisa OYJ	23,852	1,433,620
Fortum OYJ	70,002	1,872,541
Kone OYJ, Class B	66,741	5,464,176
Metso Outotec OYJ	118,166	1,320,058
Neste OYJ	71,716	3,814,865
Nokia OYJ(a)	944,668	3,779,907
Nordea Bank Abp	568,015	5,604,361
Sampo OYJ, Class A	84,186	3,806,366
Stora Enso OYJ, Class R	99,313	1,856,472
UPM-Kymmene OYJ	89,840	3,234,188
Wartsila OYJ Abp	75,010	787,614

		32,974,168

France — 17.1%
Accor SA(a)	30,263	1,143,870
Air Liquide SA	78,028	12,774,683
Airbus SE(a)	101,314	11,495,432
Alstom SA(a)	46,657	2,331,624
Arkema SA	11,049	1,342,091
Atos SE(a)	16,480	1,288,421
AXA SA	345,102	9,282,114
BNP Paribas SA(a)	190,858	11,637,478
Bouygues SA	37,421	1,503,706
Bureau Veritas SA(a)	49,461	1,410,851
Capgemini SE	26,324	4,489,188
Carrefour SA	98,286	1,784,137

Security	Shares	Value

France (continued)
Cie. de Saint-Gobain(a)	88,602	$5,240,017
Cie. Generale des Etablissements Michelin SCA	29,273	4,391,740
Credit Agricole SA(a)	214,066	3,105,899
Danone SA	113,123	7,777,774
Dassault Systemes SE	22,764	4,880,024
Edenred	40,378	2,113,701
Eiffage SA(a)	13,670	1,371,423
Electricite de France SA(a)	67,072	901,812
Engie SA(a)	291,663	4,149,489
EssilorLuxottica SA	49,167	8,023,579
Eurofins Scientific SE(a)	20,191	1,934,271
Gecina SA	9,318	1,285,699
Hermes International	5,774	6,406,153
Kering SA	12,161	8,412,752
Klepierre SA	32,435	758,033
Legrand SA	43,867	4,089,490
L’Oreal SA	39,789	15,282,472
LVMH Moet Hennessy Louis Vuitton SE	44,214	29,521,140
Orange SA	340,458	4,203,472
Pernod Ricard SA	33,264	6,257,180
Publicis Groupe SA	38,110	2,330,906
Renault SA(a)	33,180	1,440,138
Safran SA(a)	57,945	7,903,321
Sanofi	189,052	18,719,736
Sartorius Stedim Biotech	3,964	1,636,201
Schneider Electric SE	89,244	13,661,717
SCOR SE(a)	25,345	866,830
Societe Generale SA(a)	130,085	3,411,714
Sodexo SA(a)	13,902	1,336,204
STMicroelectronics NV , New	108,655	4,152,874
Suez SA	67,555	1,433,916
Teleperformance	9,568	3,495,028
Thales SA	18,007	1,792,982
TOTAL SE	413,228	19,317,390
Ubisoft Entertainment SA(a)(c)	12,926	985,652
Unibail-Rodamco-Westfield(a)	23,367	1,876,837
Valeo SA	38,307	1,304,293
Veolia Environnement SA	88,235	2,266,938
Vinci SA	81,205	8,337,655
Vivendi SE	144,257	4,747,265
Worldline SA(a)(b)	36,479	3,062,900

		284,670,212

Germany — 13.4%
adidas AG(a)	30,465	9,531,423
Allianz SE, Registered	68,193	17,395,949
Aroundtown SA	200,810	1,432,592
BASF SE	152,153	12,667,987
Bayer AG, Registered	162,746	10,321,214
Bayerische Motoren Werke AG	52,653	5,474,793
Beiersdorf AG	16,553	1,752,871
Brenntag SE	25,040	2,142,467
Commerzbank AG(a)	165,516	1,017,007
Continental AG(a)	17,684	2,342,356
Covestro AG(b)	28,597	1,927,200
Daimler AG, Registered	138,191	12,345,225
Delivery Hero SE(a)(b)	25,904	3,364,168
Deutsche Bank AG, Registered(a)	343,272	4,110,322
Deutsche Boerse AG	31,540	5,252,669
Deutsche Lufthansa AG, Registered(a)(c)	49,893	662,916
Deutsche Post AG, Registered	162,237	8,908,432

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Deutsche Telekom AG, Registered	536,270	$10,821,870
Deutsche Wohnen SE	58,739	2,746,249
E.ON SE	366,924	4,279,681
Fresenius Medical Care AG & Co. KGaA	33,425	2,463,917
Fresenius SE & Co. KGaA	67,450	3,010,825
GEA Group AG	27,799	1,141,892
Hannover Rueck SE	10,030	1,836,610
HeidelbergCement AG	24,546	2,234,636
HelloFresh SE(a)	24,421	1,825,446
Henkel AG & Co. KGaA	16,204	1,608,312
Infineon Technologies AG	216,334	9,192,670
LANXESS AG	15,160	1,120,011
LEG Immobilien SE	11,823	1,558,527
Merck KGaA	21,125	3,619,952
MTU Aero Engines AG	8,779	2,070,813
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered	23,209	7,163,078
Puma SE(a)	15,468	1,518,718
RWE AG	111,358	4,373,976
SAP SE	181,123	22,228,278
Siemens AG, Registered	133,771	22,010,937
Siemens Healthineers AG(b)	37,668	2,045,329
Symrise AG	21,440	2,605,517
United Internet AG, Registered	19,500	783,807
Volkswagen AG(c)	4,929	1,791,211
Vonovia SE	93,354	6,111,343
Zalando SE(a)(b)	27,592	2,712,350

		223,525,546

Ireland — 1.2%
CRH PLC	129,003	6,060,138
Flutter Entertainment PLC(a)	25,235	5,436,436
Kerry Group PLC, Class A	25,595	3,209,727
Kingspan Group PLC	25,818	2,193,862
Ryanair Holdings PLC, ADR(a)(c)	16,746	1,925,790
Smurfit Kappa Group PLC	42,710	2,015,913

		20,841,866

Italy — 3.2%
Assicurazioni Generali SpA(a)	204,336	4,097,061
Atlantia SpA(a)	84,021	1,575,060
CNH Industrial NV(a)	166,849	2,587,507
Enel SpA	1,277,996	12,756,724
Eni SpA	417,457	5,148,744
Ferrari NV	21,345	4,474,225
FinecoBank Banca Fineco SpA(a)	64,735	1,061,738
Intesa Sanpaolo SpA(a)	2,892,426	7,854,468
Mediobanca Banca di Credito Finanziario SpA(a)	126,701	1,408,108
Moncler SpA(a)	33,538	1,926,318
Prysmian SpA	45,210	1,472,379
Snam SpA	353,384	1,963,690
Telecom Italia SpA/Milano	1,991,483	1,079,480
Terna Rete Elettrica Nazionale SpA	235,903	1,784,978
UniCredit SpA(a)	358,181	3,794,202

		52,984,682

Netherlands — 7.6%
ABN AMRO Bank NV, CVA(a)(b)	69,545	846,787
Adyen NV(a)(b)	5,004	11,194,861
Aegon NV	233,288	1,110,442
Akzo Nobel NV	31,614	3,540,216
ArcelorMittal SA(a)	115,338	3,338,761

Security	Shares	Value

Netherlands (continued)
Argenx SE(a)	8,369	$2,305,578
ASM International NV	6,424	1,872,431
ASML Holding NV	69,385	42,160,394
EXOR NV	18,912	1,599,029
Heineken Holding NV	17,162	1,530,940
Heineken NV	38,932	4,009,207
ING Groep NV	645,169	7,910,239
Just Eat Takeaway.com NV(a)(b)	13,405	1,238,649
Koninklijke Ahold Delhaize NV	183,340	5,117,636
Koninklijke DSM NV	30,183	5,118,907
Koninklijke KPN NV	598,896	2,037,035
Koninklijke Philips NV(a)	150,329	8,599,976
NN Group NV	53,467	2,619,789
Prosus NV	70,280	7,830,484
QIAGEN NV(a)	37,330	1,810,677
Randstad NV	19,892	1,402,276
Stellantis NV	367,099	6,508,011
Wolters Kluwer NV	43,804	3,815,906

		127,518,231

Norway — 0.9%
DNB ASA	148,490	3,165,894
Equinor ASA	174,858	3,426,962
Mowi ASA	74,411	1,849,738
Norsk Hydro ASA	217,842	1,397,439
Orkla ASA	130,728	1,283,949
Telenor ASA	106,656	1,880,397
Yara International ASA	29,583	1,541,469

		14,545,848

Portugal — 0.2%
EDP - Energias de Portugal SA	465,376	2,663,677
Galp Energia SGPS SA	76,130	887,597

		3,551,274

Spain — 3.9%
ACS Actividades de Construccion y Servicios SA	43,868	1,457,030
Aena SME SA(a)(b)	12,355	2,008,230
Amadeus IT Group SA(a)	75,559	5,362,013
Banco Bilbao Vizcaya Argentaria SA	1,104,567	5,745,820
Banco Santander SA(a)	2,868,149	9,765,596
CaixaBank SA	721,573	2,238,042
Cellnex Telecom SA(b)	63,754	3,679,065
Enagas SA	40,348	878,237
Endesa SA	53,613	1,421,536
Ferrovial SA	82,054	2,143,817
Grifols SA	47,069	1,235,299
Iberdrola SA	966,025	12,472,024
Industria de Diseno Textil SA	184,972	6,108,869
International Consolidated Airlines Group SA(a)	418,690	1,145,513
Naturgy Energy Group SA	56,767	1,394,411
Red Electrica Corp. SA	72,128	1,280,057
Repsol SA	238,583	2,961,092
Telefonica SA	868,371	3,895,615

		65,192,266

Sweden — 5.2%
Alfa Laval AB(a)	50,827	1,539,452
Assa Abloy AB, Class B	164,138	4,726,620
Atlas Copco AB, Class A	107,146	6,534,747
Atlas Copco AB, Class B	64,335	3,354,664
Boliden AB	45,847	1,704,213
Electrolux AB, Series B	43,639	1,212,598

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2021	iShares® Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Epiroc AB, Class A	102,046	$2,315,742
Epiroc AB, Class B	65,738	1,372,260
Essity AB, Class B	100,166	3,170,588
Evolution Gaming Group AB(b)	26,463	3,904,342
H & M Hennes & Mauritz AB, Class B(a)	126,795	2,862,099
Hexagon AB, Class B	46,354	4,284,247
Industrivarden AB, Class A(a)	26,360	971,379
Industrivarden AB, Class C(a)	28,269	993,727
Investor AB, Class B	74,906	5,984,711
Kinnevik AB, Class B	39,223	1,910,683
Nibe Industrier AB, Class B	58,267	1,810,253
Sandvik AB(a)	179,055	4,901,452
Securitas AB, Class B	54,019	920,324
Skandinaviska Enskilda Banken AB, Class A(a)	270,951	3,309,057
Skanska AB, Class B	66,780	1,677,870
SKF AB, Class B	63,336	1,803,517
Svenska Cellulosa AB SCA, Class B(a)	96,758	1,715,630
Svenska Handelsbanken AB, Class A	257,703	2,804,597
Swedbank AB, Class A	156,745	2,767,580
Swedish Match AB	27,174	2,125,585
Tele2 AB, Class B	84,074	1,136,252
Telefonaktiebolaget LM Ericsson, Class B	436,564	5,787,429
Telia Co. AB	409,620	1,777,810
Volvo AB, Class B(a)	260,539	6,602,924

		85,982,352

Switzerland — 15.0%
ABB Ltd., Registered	315,622	9,577,819
Adecco Group AG, Registered	27,976	1,891,720
Alcon Inc.(a)	82,651	5,811,872
Baloise Holding AG, Registered	8,349	1,426,467
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates, NVS	170	1,490,198
Chocoladefabriken Lindt & Spruengli AG, Registered	18	1,654,359
Cie. Financiere Richemont SA, Class A, Registered	86,474	8,337,301
Clariant AG, Registered	37,866	766,855
Credit Suisse Group AG, Registered	381,980	4,018,877
Geberit AG, Registered	6,166	3,941,418
Givaudan SA, Registered	1,305	5,050,003
Julius Baer Group Ltd.	37,752	2,424,407
Kuehne + Nagel International AG, Registered	8,242	2,361,863
LafargeHolcim Ltd., Registered	85,344	5,036,398
Logitech International SA, Registered	28,574	3,009,963
Lonza Group AG, Registered	12,326	6,920,319
Nestle SA, Registered	476,519	53,335,293
Novartis AG, Registered	407,881	35,004,567
Partners Group Holding AG	3,066	3,932,064
Roche Holding AG, Bearer	4,593	1,576,304
Roche Holding AG, NVS	116,183	37,707,164
Schindler Holding AG, Participation Certificates, NVS	6,648	1,960,883
Schindler Holding AG, Registered	3,265	939,449
SGS SA, Registered	860	2,449,833
Siemens Energy AG(a)	65,183	2,345,018
Sika AG, Registered	23,373	6,705,318
Sonova Holding AG, Registered(a)	9,053	2,408,618
Straumann Holding AG, Registered	1,925	2,411,491
Swatch Group AG (The), Bearer	4,566	1,319,126
Swatch Group AG (The), Registered	10,439	583,981
Swiss Life Holding AG, Registered	5,345	2,638,567
Swiss Prime Site AG, Registered	12,868	1,191,570
Swiss Re AG	46,319	4,575,056

Security	Shares	Value

Switzerland (continued)
Swisscom AG, Registered	4,207	$2,266,322
Temenos AG, Registered	10,426	1,507,153
UBS Group AG, Registered	633,764	9,855,109
Vifor Pharma AG	7,624	1,042,159
Zurich Insurance Group AG	24,873	10,661,179

		250,136,063

United Kingdom — 22.6%
3i Group PLC	158,344	2,520,020
Admiral Group PLC	42,593	1,822,321
Anglo American PLC	225,810	8,855,813
Ashtead Group PLC	74,316	4,436,638
Associated British Foods PLC(a)	60,191	2,005,550
AstraZeneca PLC	217,307	21,727,852
Aviva PLC	647,930	3,649,101
BAE Systems PLC	527,301	3,673,963
Barclays PLC	2,725,947	6,992,433
Barratt Developments PLC(a)	169,247	1,743,854
Berkeley Group Holdings PLC	21,922	1,342,611
BP PLC	3,329,512	13,535,423
British American Tobacco PLC	377,252	14,438,525
British Land Co. PLC (The)	146,067	1,017,317
BT Group PLC(a)	1,438,298	3,071,883
Bunzl PLC	56,345	1,805,882
Burberry Group PLC(a)	66,214	1,734,384
Centrica PLC(a)	970,640	725,039
Compass Group PLC(a)	298,634	6,021,752
Croda International PLC	23,806	2,085,010
DCC PLC	17,218	1,494,233
Diageo PLC	386,387	15,936,974
Direct Line Insurance Group PLC	212,160	917,083
DS Smith PLC(a)	230,372	1,295,851
Entain PLC(a)	97,321	2,038,277
Experian PLC	153,140	5,275,845
Ferguson PLC	38,440	4,597,133
GlaxoSmithKline PLC	826,889	14,694,266
Glencore PLC(a)	1,808,005	7,090,631
Halma PLC	62,008	2,031,016
Hargreaves Lansdown PLC	46,053	979,459
HSBC Holdings PLC	3,433,197	20,046,068
IMI PLC	51,641	950,463
Imperial Brands PLC	155,333	3,197,550
Informa PLC(a)	244,099	1,885,314
InterContinental Hotels Group PLC(a)	30,529	2,095,514
Intertek Group PLC	26,193	2,024,479
ITV PLC(a)	610,141	1,011,437
J Sainsbury PLC	286,005	956,908
Johnson Matthey PLC	31,163	1,295,458
Kingfisher PLC(a)	361,732	1,588,577
Land Securities Group PLC	119,433	1,137,159
Legal & General Group PLC	976,676	3,760,929
Lloyds Banking Group PLC(a)	11,763,075	6,903,226
London Stock Exchange Group PLC	52,924	5,067,537
M&G PLC	406,557	1,163,362
Marks & Spencer Group PLC(a)	329,673	686,141
Melrose Industries PLC(a)	805,163	1,854,065
Mondi PLC	78,762	2,010,357
National Grid PLC	630,995	7,521,847
Natwest Group PLC	780,583	2,113,555
Next PLC(a)	21,789	2,364,700
Ocado Group PLC(a)	101,135	2,839,558

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Europe ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Pearson PLC	131,151	$1,396,203
Persimmon PLC	52,394	2,125,268
Prudential PLC	430,106	9,141,596
Reckitt Benckiser Group PLC	122,011	10,938,644
RELX PLC	328,225	8,237,381
Rentokil Initial PLC(a)	297,701	1,989,616
Rio Tinto PLC	178,901	13,699,054
Rolls-Royce Holdings PLC(a)	1,397,073	2,029,702
Royal Dutch Shell PLC, Class A	679,394	13,252,399
Royal Dutch Shell PLC, Class B	613,947	11,308,291
RSA Insurance Group PLC	177,439	1,667,174
Sage Group PLC (The)	188,767	1,595,988
Schroders PLC	21,184	1,022,965
Segro PLC	199,513	2,580,915
Severn Trent PLC	40,467	1,287,494
Smith & Nephew PLC	147,177	2,798,169
Smiths Group PLC	62,534	1,326,527
Spirax-Sarco Engineering PLC	12,234	1,924,235
SSE PLC	174,046	3,493,911
St. James’s Place PLC	89,032	1,564,950
Standard Chartered PLC	444,846	3,065,702
Standard Life Aberdeen PLC	366,155	1,464,529
Tate & Lyle PLC	78,646	832,473
Taylor Wimpey PLC(a)	573,464	1,427,736
Tesco PLC	1,268,906	4,006,500
Travis Perkins PLC(a)	42,240	898,364
Unilever PLC	434,075	24,291,120
United Utilities Group PLC	108,697	1,388,416
Vodafone Group PLC	4,410,670	8,025,430
Weir Group PLC (The)(a)	40,572	994,715
Whitbread PLC(a)	33,366	1,577,162
Wm Morrison Supermarkets PLC	428,780	1,079,352
WPP PLC	204,149	2,593,003

		377,055,327

Total Common Stocks — 98.1% (Cost: $1,622,213,922)		1,634,126,727

Preferred Stocks

Germany — 1.1%
Bayerische Motoren Werke AG, Preference Shares, NVS	9,406	750,073
Henkel AG & Co. KGaA, Preference Shares, NVS	29,351	3,306,807

Security	Shares	Value

Germany (continued)
Porsche Automobil Holding SE, Preference Shares, NVS	24,942	$2,650,601
Sartorius AG, Preference Shares, NVS	5,706	2,851,501
Volkswagen AG, Preference Shares, NVS	30,487	8,549,361

		18,108,343

Italy — 0.0%
Telecom Italia SpA/Milano, Preference Shares, NVS	1,014,843	584,922

Total Preferred Stocks — 1.1% (Cost: $17,458,221)		18,693,265

Rights

Italy — 0.0%
Snam SpA (Expires 04/07/21)(a)	353,384	364

Total Rights — 0.0% (Cost: $0)		364

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(d)(e)(f)	8,378,601	8,383,628
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	820,000	820,000

		9,203,628

Total Short-Term Investments — 0.6% (Cost: $9,202,411)		9,203,628

Total Investments in Securities — 99.8% (Cost: $1,648,874,554)		1,662,023,984

Other Assets, Less Liabilities — 0.2%		3,920,488

Net Assets — 100.0%		$1,665,944,472

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2021	iShares® Europe ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$9,033,492	$—		$(658,479	)(a)	$7,299	$1,316	$8,383,628	8,378,601	$168,246	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	619,000	201,000	(a)	—		—	—	820,000	820,000	798		—

						$7,299	$1,316	$9,203,628		$169,044		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro STOXX 50 Index	161	06/18/21	$7,315	$140,446
FTSE 100 Index	43	06/18/21	3,963	(20,091)

				$120,355

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$140,446

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$20,091

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$4,160,189

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(919,766)

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Europe ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,280,813

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,634,126,727	$—	$—	$1,634,126,727
Preferred Stocks	18,693,265	—	—	18,693,265
Rights	—	364	—	364
Money Market Funds	9,203,628	—	—	9,203,628

	$1,662,023,620	$364	$—	$1,662,023,984

Derivative financial instruments(a)
Assets
Futures Contracts	$140,446	$—	$—	$140,446
Liabilities
Futures Contracts	(20,091)	—	—	(20,091)

	$120,355	$—	$—	$120,355

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments March 31, 2021	iShares® International Developed Property ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 11.4%
Abacus Property Group	36,745	$78,643
APN Industria REIT	13,079	29,387
Arena REIT	31,734	76,136
Aventus Group	34,279	75,193
BWP Trust	44,122	132,742
Cedar Woods Properties Ltd.	5,594	28,759
Centuria Capital Group	45,167	85,316
Centuria Industrial REIT	42,562	107,626
Centuria Office REIT	34,317	52,536
Charter Hall Group	42,581	417,722
Charter Hall Long Wale REIT	47,305	170,061
Charter Hall Retail REIT	47,357	138,507
Charter Hall Social Infrastructure REIT	29,530	69,949
Cromwell Property Group	174,075	109,382
Dexus	99,346	737,752
GDI Property Group	44,997	36,671
Goodman Group	153,782	2,122,360
GPT Group (The)	178,184	624,284
Growthpoint Properties Australia Ltd.	27,234	71,977
Home Consortium Ltd.	16,850	56,469
HomeCo Daily Needs REIT(a)(b)	27,793	26,884
Hotel Property Investments	15,842	36,560
Ingenia Communities Group	26,508	102,160
Irongate Group	50,150	51,566
Lendlease Corp. Ltd.	62,943	619,392
Lifestyle Communities Ltd.	8,772	91,933
Mirvac Group	360,182	685,831
National Storage REIT	86,929	132,419
Rural Funds Group	31,276	55,265
Scentre Group	474,782	1,019,762
Shopping Centres Australasia Property Group	97,761	186,894
Stockland	218,355	731,764
Vicinity Centres	355,516	448,139
Waypoint REIT	70,838	135,424

		9,545,465

Austria — 0.7%
CA Immobilien Anlagen AG	6,508	276,123
IMMOFINANZ AG(a)	8,727	178,572
S IMMO AG	3,912	98,622

		553,317

Belgium — 2.2%
Aedifica SA	3,040	349,431
Befimmo SA	2,396	97,857
Care Property Invest NV	2,389	69,072
Cofinimmo SA	2,611	381,133
Immobel SA	271	20,575
Intervest Offices & Warehouses NV	2,119	52,673
Montea C.V.A	909	95,083
Retail Estates NV	1,012	69,461
Shurgard Self Storage SA	2,234	102,005
VGP NV	684	109,653
Warehouses De Pauw CVA	12,458	412,608
Xior Student Housing NV	1,580	84,492

		1,844,043

British Virgin Islands — 0.1%
MAS Real Estate Inc.	41,725	45,211

Security	Shares	Value

Canada — 3.1%
Allied Properties REIT	5,744	$185,731
Artis REIT	6,075	52,395
Automotive Properties Real Estate Investment Trust	1,723	15,683
Boardwalk REIT	2,098	60,611
Canadian Apartment Properties REIT	7,693	329,669
Choice Properties REIT	14,660	158,165
Cominar REIT	8,008	59,446
Crombie REIT	4,090	51,481
CT REIT	4,589	59,697
Dream Industrial REIT	7,695	82,163
Dream Office REIT	2,164	36,433
First Capital Real Estate Investment Trust	9,968	130,781
Granite REIT	2,763	167,998
H&R Real Estate Investment Trust	12,954	146,974
InterRent REIT	6,052	71,217
Killam Apartment REIT	4,639	68,320
Minto Apartment Real Estate Investment Trust(c)	1,641	28,346
Morguard North American Residential REIT	1,868	23,141
NorthWest Healthcare Properties REIT	8,683	89,327
Plaza Retail REIT	4,649	14,685
RioCan REIT	14,304	221,471
Slate Grocery REIT	2,124	19,671
Slate Office REIT	3,607	12,599
SmartCentres Real Estate Investment Trust	6,411	136,958
Summit Industrial Income REIT	7,551	85,672
Tricon Residential Inc.	17,593	180,010
True North Commercial Real Estate Investment Trust	3,543	19,366
WPT Industrial Real Estate Investment Trust	3,673	55,408

		2,563,418

China — 0.8%
China Merchants Land Ltd.	124,000	18,182
Gemdale Properties & Investment Corp. Ltd.	512,000	77,711
Greenland Hong Kong Holdings Ltd.	67,000	24,216
Road King Infrastructure Ltd.	22,000	28,807
Wharf Holdings Ltd. (The)	140,000	370,959
Yuexiu REIT	137,000	70,135
Zhuguang Holdings Group Co. Ltd.(a)	170,000	45,264

		635,274

Finland — 0.1%
Citycon OYJ	5,759	47,989

France — 3.7%
Altarea SCA	334	60,845
Carmila SA	4,380	66,407
Covivio	4,391	376,734
Gecina SA	4,960	684,382
ICADE	2,880	211,046
Klepierre SA	18,305	427,803
Mercialys SA	3,687	40,712
Nexity SA	4,383	216,768
Unibail-Rodamco-Westfield(a)	12,667	1,017,413

		3,102,110

Germany — 9.8%
ADLER Group SA(a)(c)	7,908	217,114
alstria office REIT-AG	16,256	263,276
Aroundtown SA	109,666	782,365
Deutsche EuroShop AG(a)	4,605	96,122
Deutsche Wohnen SE	32,915	1,538,889
DIC Asset AG	4,258	73,965

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® International Developed Property ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Grand City Properties SA	9,648	$242,207
Hamborner REIT AG	6,456	68,403
Instone Real Estate Group AG(a)(c)	4,219	116,279
LEG Immobilien SE	6,595	869,363
Sirius Real Estate Ltd.	96,803	118,600
TAG Immobilien AG	13,352	381,958
Vonovia SE	51,764	3,388,688

		8,157,229

Hong Kong — 12.0%
Champion REIT	182,000	106,750
Chinese Estates Holdings Ltd.	46,500	24,164
CK Asset Holdings Ltd.	223,000	1,353,871
Far East Consortium International Ltd.	101,000	38,194
Great Eagle Holdings Ltd.	32,000	110,927
Hang Lung Group Ltd.	79,000	199,978
Hang Lung Properties Ltd.	168,000	436,507
Henderson Land Development Co. Ltd.	124,044	556,841
Hongkong Land Holdings Ltd.	106,700	523,897
Hysan Development Co. Ltd.	54,000	211,153
K Wah International Holdings Ltd.	130,000	67,387
Kerry Properties Ltd.	54,000	173,993
Link REIT	190,400	1,733,926
New World Development Co. Ltd.	130,000	672,202
Prosperity REIT	115,000	38,459
Sino Land Co. Ltd.	290,000	403,604
Sun Hung Kai Properties Ltd.	140,500	2,128,884
Sunlight REIT	92,000	49,583
Swire Properties Ltd.	96,800	299,448
Wharf Real Estate Investment Co. Ltd.	158,000	885,066
Zensun Enterprises Ltd.(b)	490,000	29,938

		10,044,772

Ireland — 0.2%
Hibernia REIT PLC	60,916	79,041
Irish Residential Properties REIT PLC	39,172	75,135

		154,176

Israel — 1.7%
AFI Properties Ltd.(a)	899	31,461
Airport City Ltd.(a)	5,991	84,291
Alony Hetz Properties & Investments Ltd.	13,333	171,605
Amot Investments Ltd.	16,949	90,776
Ashtrom Group Ltd.	1	13
Azrieli Group Ltd.	3,326	205,562
Bayside Land Corp. Ltd.	13,767	109,981
Big Shopping Centers Ltd.(a)	885	95,567
Blue Square Real Estate Ltd.	464	32,212
Gazit-Globe Ltd.	6,117	42,300
Israel Canada T.R Ltd.(b)	9,689	27,602
Isras Investment Co. Ltd.	152	29,318
Mega Or Holdings Ltd.	2,100	62,055
Mehadrin Ltd.(a)	1	37
Melisron Ltd.	1,932	107,958
Mivne Real Estate KD Ltd.	53,635	132,081
Property & Building Corp. Ltd.	183	16,913
REIT 1 Ltd.	16,157	74,857
Sella Capital Real Estate Ltd.	17,697	39,765
Summit Real Estate Holdings Ltd.(a)	3,297	48,594
YH Dimri Construction & Development Ltd.	611	33,494

		1,436,442

Security	Shares	Value

Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA	5,179	$21,578

Japan — 28.5%
Activia Properties Inc.	64	281,195
Advance Residence Investment Corp.	126	395,674
Aeon Mall Co. Ltd.	9,080	158,181
AEON REIT Investment Corp.	138	186,081
Comforia Residential REIT Inc.	57	174,095
CRE Logistics REIT Inc.	41	63,559
Daibiru Corp.	5,300	68,444
Daito Trust Construction Co. Ltd.	6,300	731,484
Daiwa House Industry Co. Ltd.	60,900	1,786,216
Daiwa House REIT Investment Corp.	183	492,030
Daiwa Office Investment Corp.	28	197,394
Daiwa Securities Living Investments Corp.	197	193,613
Dear Life Co. Ltd.	2,300	9,450
ESCON Japan Reit Investment Corp.	26	30,824
Frontier Real Estate Investment Corp.	44	187,747
Fukuoka REIT Corp.	67	105,381
Global One Real Estate Investment Corp.	90	98,226
GLP J-REIT	399	656,454
Goldcrest Co. Ltd.	1,400	21,488
Hankyu Hanshin REIT Inc.	64	87,457
Health Care & Medical Investment Corp.	29	36,112
Heiwa Real Estate Co. Ltd.	3,000	93,801
Heiwa Real Estate REIT Inc.	80	112,507
Hoshino Resorts REIT Inc.	20	115,475
Hulic Co. Ltd.	45,600	538,534
Hulic Reit Inc.	107	167,811
Ichigo Hotel REIT Investment Corp.	26	19,906
Ichigo Inc.	23,000	68,063
Ichigo Office REIT Investment Corp.	140	120,109
Industrial & Infrastructure Fund Investment Corp.	189	324,806
Invesco Office J-Reit Inc.	803	126,663
Invincible Investment Corp.	557	210,450
Itochu Advance Logistics Investment Corp.	51	64,062
Japan Excellent Inc.	116	150,538
Japan Hotel REIT Investment Corp.	409	230,595
Japan Logistics Fund Inc.	83	234,353
Japan Metropolitan Fund Invest	639	654,035
Japan Prime Realty Investment Corp.	87	325,167
Japan Property Management Center Co. Ltd.	1,000	11,701
Japan Real Estate Investment Corp.	127	750,507
Katitas Co. Ltd.	4,600	128,633
Keihanshin Building Co. Ltd.	3,900	52,553
Kenedix Office Investment Corp.	39	277,765
Kenedix Residential Next Investment Corp.	88	172,018
Kenedix Retail REIT Corp.	50	121,584
LaSalle Logiport REIT	149	226,264
Leopalace21 Corp.(a)	15,100	20,908
Marimo Regional Revitalization REIT Inc.	12	13,379
Mirai Corp.	152	66,096
Mitsubishi Estate Co. Ltd.	127,300	2,226,310
Mitsubishi Estate Logistics REIT Investment Corp.	36	141,719
Mitsui Fudosan Co. Ltd.	88,256	2,007,524
Mitsui Fudosan Logistics Park Inc.	46	227,710
Mori Hills REIT Investment Corp.	150	208,100
Mori Trust Hotel Reit Inc.	28	35,044
Mori Trust Sogo REIT Inc.	89	125,083
Nippon Accommodations Fund Inc.	46	270,172

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2021	iShares® International Developed Property ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nippon Building Fund Inc.	151	$889,602
Nippon Commercial Development Co. Ltd.	900	13,985
Nippon Prologis REIT Inc.	235	756,041
Nippon REIT Investment Corp.	40	152,941
Nomura Real Estate Holdings Inc.	11,000	265,294
Nomura Real Estate Master Fund Inc.	431	649,035
One REIT Inc.	21	59,104
Ooedo Onsen Reit Investment Corp.	23	16,735
Orix JREIT Inc.	252	438,776
Premier Investment Corp.	120	171,692
Prospect Co. Ltd.(b)	36,300	11,826
SAMTY Co. Ltd.	3,000	55,059
Samty Residential Investment Corp.	54	57,128
Sankei Real Estate Inc.	31	33,076
Sekisui House Reit Inc.	390	324,706
Shinoken Group Co. Ltd.	2,400	27,519
SOSiLA Logistics REIT Inc.	56	72,927
SRE Holdings Corp.(a)	500	20,633
Star Asia Investment Corp.	157	74,735
Star Mica Holdings Co. Ltd.	1,100	12,085
Starts Corp. Inc.	3,000	78,869
Starts Proceed Investment Corp.	20	40,706
Sumitomo Realty & Development Co. Ltd.	43,500	1,537,656
Sun Frontier Fudousan Co. Ltd.	2,300	20,128
Takara Leben Co. Ltd.	8,100	27,342
Takara Leben Real Estate Investment Corp.	43	42,455
TOC Co. Ltd.	5,200	37,082
Tokyo Rakutenchi Co. Ltd.	200	8,733
Tokyo Tatemono Co. Ltd.	19,200	292,083
Tokyu Fudosan Holdings Corp.	55,600	329,575
Tokyu REIT Inc.	85	139,154
Tosei Corp.	2,600	26,306
Tosei Reit Investment Corp.	31	37,649
United Urban Investment Corp.	287	385,957
XYMAX REIT Investment Corp.	17	16,908

		23,724,552

Malta — 0.0%
BGP Holdings PLC(d)	1,986,852	23

Netherlands — 0.3%
Brack Capital Properties NV(a)	217	18,481
Eurocommercial Properties NV(a)	3,328	73,534
NSI NV	1,563	62,090
Vastned Retail NV	1,734	50,644
Wereldhave NV(a)	3,595	61,561

		266,310

New Zealand — 0.6%
Argosy Property Ltd.	75,958	76,338
Goodman Property Trust	101,130	160,068
Kiwi Property Group Ltd.	142,047	123,358
Precinct Properties New Zealand Ltd.	96,882	110,598
Vital Healthcare Property Trust(b)	35,474	72,297

		542,659

Norway — 0.4%
Entra ASA(c)	15,310	340,587
Selvaag Bolig ASA	3,797	28,067

		368,654

Singapore — 7.5%
AIMS APAC REIT(b)	39,385	37,814

Security	Shares	Value

Singapore (continued)
ARA LOGOS Logistics Trust	103,346	$56,150
Ascendas India Trust	67,200	74,022
Ascendas REIT(b)	289,692	657,607
Ascott Residence Trust	167,860	133,678
CapitaLand China Trust	89,826	91,591
CapitaLand Integrated Commercial Trust	413,906	668,485
CapitaLand Ltd.	228,000	638,047
CDL Hospitality Trusts(b)	70,100	64,695
Chip Eng Seng Corp. Ltd.	46,100	16,812
City Developments Ltd.	42,500	252,419
Cromwell European REIT	123,600	66,097
Eagle Hospitality Trust(a)(d)	53,200	5,466
EC World Real Estate Investment Trust	23,900	12,718
ESR-REIT	220,889	64,116
Far East Hospitality Trust	94,800	44,451
First REIT	122,100	20,901
Fortune REIT	133,000	127,450
Frasers Centrepoint Trust	122,806	224,846
Frasers Hospitality Trust	71,400	28,165
Frasers Logistics & Commercial Trust	244,872	264,263
IREIT Global	43,600	20,768
Keppel DC REIT(b)	116,803	234,719
Keppel Pacific Oak US REIT	64,400	46,368
Keppel REIT	178,800	162,352
Lendlease Global Commercial REIT	82,800	49,609
Lippo Malls Indonesia Retail Trust	490,300	24,084
Manulife US Real Estate Investment Trust	126,050	92,017
Mapletree Commercial Trust(b)	201,012	317,167
Mapletree Industrial Trust	151,840	309,647
Mapletree Logistics Trust	265,291	381,074
Mapletree North Asia Commercial Trust	193,100	152,341
OUE Commercial Real Estate Investment Trust	217,100	63,824
OUE Ltd.	23,200	21,584
Oxley Holdings Ltd.	70,600	13,136
Parkway Life REIT	35,000	106,282
Prime U.S. REIT	41,400	35,604
Sabana Shari’ah Compliant Industrial REIT	62,220	18,060
Sasseur Real Estate Investment Trust	44,600	29,543
SPH REIT	92,500	60,239
Starhill Global REIT	131,300	54,725
Suntec REIT	195,000	226,407
UOL Group Ltd.	43,100	253,416
Wing Tai Holdings Ltd.(b)	44,400	63,447

		6,286,206

South Korea — 0.3%
IGIS Value Plus REIT Co. Ltd.	2,208	9,550
JR Reit XXVII	10,054	46,372
Koramco Energy Plus Reit	3,081	13,857
Korea REIT & Trust Co. Ltd.	11,955	25,458
LOTTE Reit Co. Ltd.	10,771	49,584
Mirae Asset Maps Asia Pacific Real Estate 1 Investment	7,837	30,884
Shinhan Alpha REIT Co. Ltd.	3,913	26,035
SK D&D Co. Ltd.	691	23,598

		225,338

Spain — 0.8%
Aedas Homes SA(a)(c)	1,745	45,940
Inmobiliaria Colonial Socimi SA	23,376	226,796
Lar Espana Real Estate Socimi SA	5,548	33,255
Merlin Properties Socimi SA	30,656	314,182

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® International Developed Property ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Metrovacesa SA(a)(c)	3,937	$34,241

		654,414

Sweden — 3.8%
Akelius Residential Property AB	19,271	33,566
Annehem Fastigheter AB(a)	3,659	11,292
Atrium Ljungberg AB, Class B	4,337	77,821
Castellum AB	22,317	493,128
Catena AB	2,442	107,863
Cibus Nordic Real Estate AB	3,699	69,598
Dios Fastigheter AB	7,800	64,252
Fabege AB	24,747	334,312
Fastighets AB Balder, Class B(a)	9,289	461,024
Hufvudstaden AB, Class A	10,663	155,364
K-Fast Holding AB(a)	1,006	31,162
Klovern AB, Class B	58,675	102,523
Kungsleden AB	16,482	172,548
NP3 Fastigheter AB	2,736	43,631
Nyfosa AB(a)	15,740	162,162
Platzer Fastigheter Holding AB, Class B	5,590	66,570
Sagax AB, Class D	11,142	41,353
Samhallsbyggnadsbolaget i Norden AB	76,063	237,187
Samhallsbyggnadsbolaget i Norden AB, New	11,917	40,675
Wallenstam AB, Class B	19,043	260,642
WastBygg AB(a)	848	10,069
Wihlborgs Fastigheter AB	12,281	233,466

		3,210,208

Switzerland — 2.0%
Allreal Holding AG, Registered	1,306	264,211
Intershop Holding AG	115	76,247
Mobimo Holding AG, Registered	603	184,844
PSP Swiss Property AG, Registered	3,860	472,477
Swiss Prime Site AG, Registered	6,949	643,474

		1,641,253

United Kingdom — 9.2%
AEW UK REIT PLC	12,557	14,414
Assura PLC	244,470	243,190
Big Yellow Group PLC	15,067	231,786
BMO Commercial Property Trust Ltd.	71,385	69,731
British Land Co. PLC (The)	85,792	597,518
Capital & Counties Properties PLC	78,332	184,484
Civitas Social Housing PLC	57,665	85,766
CLS Holdings PLC	17,181	54,284
Custodian REIT PLC	39,160	49,599
Derwent London PLC	10,232	455,700
Empiric Student Property PLC	54,403	59,522
GCP Student Living PLC	42,420	90,717
Grainger PLC	62,015	228,280
Great Portland Estates PLC	23,363	219,126
Hammerson PLC	374,039	180,570
Helical PLC	9,589	54,706
Home Reit PLC	22,178	34,883
Impact Healthcare REIT PLC	29,735	46,564
Intu Properties PLC(b)(d)	47,783	1
Land Securities Group PLC	68,722	654,324
LondonMetric Property PLC	83,208	245,217
LXI REIT PLC	48,070	83,566
NewRiver REIT PLC(a)	26,286	34,018
Phoenix Spree Deutschland Ltd.	9,393	42,702

Security	Shares	Value

United Kingdom (continued)
Picton Property Income Ltd. (The)	50,359	$59,614
Primary Health Properties PLC	120,545	246,480
RDI REIT PLC	23,681	39,730
Regional REIT Ltd.(c)	39,107	42,571
Safestore Holdings PLC	19,141	210,082
Schroder REIT Ltd.	49,299	27,139
Segro PLC	108,998	1,410,006
Shaftesbury PLC(a)	27,917	247,087
St. Modwen Properties PLC	18,957	105,928
Standard Life Investment Property Income Trust Ltd.	37,837	31,897
Supermarket Income REIT PLC	74,109	110,939
Triple Point Social Housing REIT PLC(c)	34,164	47,607
Tritax Big Box REIT PLC	157,315	389,600
UK Commercial Property REIT Ltd.	69,049	68,687
UNITE Group PLC (The)(a)	36,425	536,227
Workspace Group PLC	11,876	131,083

		7,665,345

United States — 0.1%
Brookfield Property REIT Inc., Class A	3,599	64,602

Total Common Stocks — 99.3% (Cost: $93,666,334)		82,800,588

Rights

Austria — 0.0%
BUWOG AG (Expires 04/24/20)(a)(d)	1,869	0	(e)

Total Rights — 0.0% (Cost: $0)		0	(e)

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(f)(g)(h)	385,214	385,445
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(f)(g)	30,000	30,000

		415,445

Total Short-Term Investments — 0.5% (Cost: $415,122)		415,445

Total Investments in Securities — 99.8% (Cost: $94,081,456)		83,216,033

Other Assets, Less Liabilities — 0.2%		168,610

Net Assets — 100.0%		$83,384,643

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2021	iShares® International Developed Property ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency
Shares	$1,034,033	$—		$(647,834	)(a)	$(1,268)	$514	$385,445	385,214	$57,032	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	20,000	10,000	(a)	—		—	—	30,000	30,000	90		—

						$(1,268)	$514	$415,445		$57,122		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
DJ U.S. Real Estate Index	9	06/18/21	$322	$2,976
TOPIX Index	14	06/10/21	248	5,285

				$8,261

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$8,261

(a)   Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$146,459

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$10,185

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$580,640

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® International Developed Property ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3		Total

Investments
Assets
Common Stocks	$82,795,098	$—	$5,490		$82,800,588
Rights	—	—	0	(a)	0	(a)
Money Market Funds	415,445	—	—		415,445

	$83,210,543	$—	$5,490		$83,216,033

Derivative financial instruments(b)
Assets
Futures Contracts	$8,261	$—	$—		$8,261

(a) Rounds to less than $1.
(b) Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments March 31, 2021	iShares® International Developed Small Cap Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.7%
Abacus Property Group	5,526	$11,827
Arena REIT	3,906	9,371
AUB Group Ltd.	834	12,234
Austal Ltd.	3,828	6,531
Aventus Group	5,068	11,117
Bapcor Ltd.	4,134	23,583
Bega Cheese Ltd.	3,686	17,827
Bingo Industries Ltd.	5,858	13,474
Brickworks Ltd.	726	11,524
BWP Trust	5,910	17,780
Centuria Capital Group	6,060	11,447
Centuria Industrial REIT	5,652	14,292
Centuria Office REIT	4,916	7,526
Charter Hall Long Wale REIT	5,984	21,512
Charter Hall Retail REIT	5,878	17,192
Charter Hall Social Infrastructure REIT	3,956	9,371
Costa Group Holdings Ltd.	4,674	16,839
Cromwell Property Group	17,138	10,769
Data#3 Ltd.	1,776	7,020
Elders Ltd.	1,886	17,855
GrainCorp Ltd., Class A	2,788	11,148
Growthpoint Properties Australia Ltd.	3,308	8,743
GWA Group Ltd.	3,110	6,775
Hansen Technologies Ltd.	1,996	8,255
Healius Ltd.	7,040	21,877
Ingenia Communities Group	3,588	13,828
Mount Gibson Iron Ltd.	8,578	4,965
National Storage REIT	12,002	18,283
New Hope Corp. Ltd.	2,720	2,942
NIB Holdings Ltd.	5,610	22,347
Nickel Mines Ltd.	15,512	14,473
Nine Entertainment Co. Holdings Ltd.	17,852	37,664
Premier Investments Ltd.	982	19,469
Sandfire Resources Ltd.	2,100	8,541
Select Harvests Ltd.	1,474	7,017
SmartGroup Corp. Ltd.	1,024	4,937
Tassal Group Ltd.	2,570	6,538
Viva Energy Group Ltd.	10,708	13,702
Waypoint REIT	9,550	18,257
Western Areas Ltd.	3,240	5,059
Westgold Resources Ltd.(a)	4,072	6,187

		530,098

Austria — 1.2%
BAWAG Group AG(b)	710	36,750
EVN AG	444	9,581
IMMOFINANZ AG(a)	1,146	23,449
UNIQA Insurance Group AG	1,330	10,004

		79,784

Belgium — 1.4%
Bekaert SA	430	18,032
bpost SA(a)	1,228	11,762
D’ieteren SA/NV	278	27,282
KBC Ancora(a)	436	18,704
Orange Belgium SA	348	9,366
Tessenderlo Group SA(a)	314	13,821

		98,967

Canada — 15.7%
Aecon Group Inc.	710	10,976

Security	Shares	Value

Canada (continued)
Allied Properties REIT	1,492	$48,243
Atco Ltd., Class I, NVS	916	30,406
Canadian Apartment Properties REIT	2,072	88,792
Canadian Western Bank	1,048	26,674
Capital Power Corp.	1,312	37,997
Cascades Inc.	1,168	14,618
Choice Properties REIT	3,128	33,748
CI Financial Corp.	2,378	34,340
Dream Office REIT	482	8,115
Finning International Inc.	1,988	50,552
Granite REIT	710	43,170
Home Capital Group Inc.(a)	636	15,601
iA Financial Corp. Inc.	1,314	71,437
Laurentian Bank of Canada	534	17,008
Linamar Corp.	550	32,422
Lundin Mining Corp.	7,860	80,861
Martinrea International Inc.	966	9,430
Mullen Group Ltd.	1,126	10,912
Onex Corp.	908	56,466
Parkland Corp./Canada	1,830	54,979
PrairieSky Royalty Ltd.	2,706	29,173
Russel Metals Inc.	746	14,833
Sagen MI Canada Inc.	452	15,626
SNC-Lavalin Group Inc.	2,156	46,144
TFI International Inc.	1,084	81,245
Tourmaline Oil Corp.	3,062	58,275
TransAlta Corp.	3,382	32,021
Transcontinental Inc., Class A	890	15,664
Westshore Terminals Investment Corp.	502	7,749

		1,077,477

China — 0.1%
Asia Cement China Holdings Corp.	5,000	5,126

Denmark — 0.8%
D/S Norden A/S	322	7,480
Scandinavian Tobacco Group A/S(b)	770	14,809
Spar Nord Bank A/S(a)	1,024	10,955
Topdanmark A/S	516	23,664

		56,908

Finland — 3.2%
Cargotec OYJ, Class B	594	32,184
Kemira OYJ	1,056	16,246
Konecranes OYJ	890	39,749
Metsa Board OYJ	2,096	22,885
TietoEVRY OYJ	1,168	36,268
Uponor OYJ	666	14,809
Valmet OYJ	1,632	59,480

		221,621

France — 3.8%
APERAM SA	550	24,835
Beneteau SA(a)	450	6,326
Coface SA(a)	1,308	14,512
Derichebourg SA(a)	1,150	9,427
Fnac Darty SA(a)	210	12,921
IPSOS	472	17,863
Mersen SA(a)	178	6,213
Metropole Television SA(a)	792	16,960
Nexans SA(a)	362	32,122
Nexity SA	526	26,014

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® International Developed Small Cap Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Peugeot Invest	64	$8,364
Sopra Steria Group(a)	176	29,477
SPIE SA(a)	1,528	36,671
Television Francaise 1(a)	1,292	11,799
Vicat SA	186	9,050

		262,554

Germany — 4.2%
alstria office REIT-AG	2,176	35,242
Aurubis AG	440	36,530
CropEnergies AG	238	3,340
Deutz AG(a)	1,484	11,110
Duerr AG	602	25,117
Hamburger Hafen und Logistik AG	296	6,568
Hornbach Holding AG & Co. KGaA	102	9,974
Jenoptik AG	626	18,835
KWS Saat SE & Co. KGaA	126	10,914
Norma Group SE	390	18,564
Siltronic AG	254	40,301
Sirius Real Estate Ltd.	11,812	14,472
Software AG	604	25,513
Stabilus SA	300	21,155
TLG Immobilien AG	112	3,283
Wacker Neuson SE(a)	308	7,385

		288,303

Hong Kong — 0.5%
CITIC Telecom International Holdings Ltd.	18,000	6,367
Luk Fook Holdings International Ltd.	4,000	11,011
Pacific Textiles Holdings Ltd.	6,000	3,843
United Laboratories International Holdings Ltd. (The)	8,000	5,907
VPower Group International Holdings Ltd.(b)	8,000	1,852
VSTECS Holdings Ltd.	8,000	7,275

		36,255

Ireland — 0.4%
C&C Group PLC(a)	3,820	14,810
Hibernia REIT PLC	8,120	10,536

		25,346

Israel — 0.5%
Clal Insurance Enterprises Holdings Ltd.(a)	580	9,608
Formula Systems 1985 Ltd.	94	8,313
Isracard Ltd.	2,254	7,759
Kamada Ltd.(a)	366	2,240
Partner Communications Co. Ltd.(a)	1,228	5,955

		33,875

Italy — 1.2%
Azimut Holding SpA	1,500	34,263
Banca IFIS SpA(a)	328	4,337
Banca Popolare di Sondrio SCPA(a)	5,438	18,253
Credito Emiliano SpA(a)	942	5,514
Mediaset SpA(a)	3,806	10,977
Societa Cattolica di Assicurazioni SC(a)	1,700	10,000

		83,344

Japan — 22.6%
ADEKA Corp.	1,200	23,587
Aichi Steel Corp.	200	6,715
Aida Engineering Ltd.	600	5,397
Aisan Industry Co. Ltd.	400	2,429
Alconix Corp	200	2,994
Alpen Co. Ltd.	200	4,297

Security	Shares	Value

Japan (continued)
AOKI Holdings Inc.	400	$2,234
Arata Corp.	200	8,878
Arcs Co. Ltd.	400	8,655
Asahi Co. Ltd.	200	2,903
Asahi Diamond Industrial Co. Ltd.	600	2,883
ASKA Pharmaceutical Co. Ltd.	200	2,650
Autobacs Seven Co. Ltd.	600	8,145
Awa Bank Ltd. (The)	400	9,021
Belluna Co. Ltd.	600	7,048
Bunka Shutter Co. Ltd.	600	5,723
C.I. Takiron Corp.	400	2,458
Canon Electronics Inc.	200	3,117
Cawachi Ltd.	200	5,215
Central Glass Co. Ltd.	400	8,529
Chudenko Corp.	200	4,273
Chugoku Marine Paints Ltd.	600	5,403
Citizen Watch Co. Ltd.	3,200	10,947
Daibiru Corp.	600	7,748
Dai-Dan Co. Ltd.	200	5,363
Daihen Corp.	200	8,805
Daikyonishikawa Corp.	600	4,203
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	200	4,472
Daiwabo Holdings Co. Ltd.	1,000	15,222
DCM Holdings Co. Ltd.	1,200	12,576
Digital Holdings Inc.	200	3,629
DKK Co. Ltd.	200	4,916
Doshisha Co. Ltd.	200	3,386
Doutor Nichires Holdings Co. Ltd.	400	6,226
DyDo Group Holdings Inc.	200	9,629
Eagle Industry Co. Ltd.	400	4,315
EDION Corp.	1,000	11,213
Eizo Corp.	200	7,557
EPS Holdings Inc.	400	4,091
ESPEC Corp.	200	3,347
FCC Co. Ltd.	400	6,726
Foster Electric Co. Ltd.	200	2,364
Fudo Tetra Corp.	200	3,486
Fuji Corp./Aichi	1,000	25,656
Fujibo Holdings Inc.	200	7,240
Fujicco Co. Ltd.	200	3,529
Fujimori Kogyo Co. Ltd.	200	8,145
Furukawa Co. Ltd.	400	4,836
Furuno Electric Co. Ltd.	200	1,978
Futaba Industrial Co. Ltd.	800	4,293
Geo Holdings Corp.	400	4,300
Godo Steel Ltd.	200	3,935
Goldcrest Co. Ltd.	200	3,070
G-Tekt Corp.	200	2,720
Gunze Ltd.	200	7,520
H2O Retailing Corp.	1,000	8,290
Hamakyorex Co. Ltd.	200	5,873
Hankyu Hanshin REIT Inc.	6	8,199
Hanwa Co. Ltd.	400	12,290
Heiwado Co. Ltd.	400	8,123
Hitachi Zosen Corp.	2,000	16,199
Hokkoku Bank Ltd. (The)	200	5,110
Hokuetsu Corp.	1,600	7,500
Hokuto Corp.	200	3,777
Hosiden Corp.	600	6,277
Ichikoh Industries Ltd.	600	4,127

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2021	iShares® International Developed Small Cap Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Icom Inc.	200	$4,999
Inaba Denki Sangyo Co. Ltd.	600	14,487
Inabata & Co. Ltd.	600	9,003
Intage Holdings Inc.	400	4,710
Internet Initiative Japan Inc.	600	14,107
Ishihara Sangyo Kaisha Ltd.	400	3,298
Itochu Enex Co. Ltd.	600	5,929
JAFCO Group Co. Ltd.	400	23,819
Japan Excellent Inc.	12	15,573
Japan Wool Textile Co. Ltd. (The)	800	7,457
Joshin Denki Co. Ltd.	200	5,719
Joyful Honda Co. Ltd.	800	10,389
JSP Corp.	200	3,367
JVCKenwood Corp.	2,000	3,982
Kaga Electronics Co. Ltd.	200	4,489
Kanamoto Co. Ltd.	400	10,429
Kanematsu Corp.	1,000	13,448
Kanto Denka Kogyo Co. Ltd.	600	4,860
Katakura Industries Co. Ltd.	200	2,634
Kato Sangyo Co. Ltd.	200	6,471
Keiyo Co. Ltd.	400	2,653
Kenedix Retail REIT Corp.	4	9,727
Kintetsu World Express Inc.	400	10,400
Kitz Corp.	1,000	5,801
Kiyo Bank Ltd. (The)	800	11,996
Koa Corp.	400	5,665
Kohnan Shoji Co. Ltd.	400	11,529
Kojima Co. Ltd.	200	1,278
Komeri Co. Ltd.	400	11,167
Kureha Corp.	200	13,828
Kyoei Steel Ltd.	200	3,005
Kyokuto Kaihatsu Kogyo Co. Ltd.	400	5,987
Macnica Fuji Electronics Holdings Inc.	600	11,995
Makino Milling Machine Co. Ltd.	200	7,846
Marusan Securities Co. Ltd.	800	4,655
Maxell Holdings Ltd.(a)	600	7,596
Megachips Corp.	200	6,389
Meidensha Corp.	400	8,713
Mimasu Semiconductor Industry Co. Ltd.	200	4,939
Mirait Holdings Corp.	1,000	16,534
Mitsuboshi Belting Ltd.	200	3,224
Mitsui DM Sugar Holdings Co. Ltd.	200	3,551
Mizuno Corp.	200	3,935
Musashi Seimitsu Industry Co. Ltd.	600	10,257
Nachi-Fujikoshi Corp.	200	8,715
Nichias Corp.	600	15,258
Nichiha Corp.	400	11,692
Nichireki Co. Ltd.	200	2,860
Nihon Chouzai Co. Ltd.	200	3,231
Nihon Parkerizing Co. Ltd.	1,200	12,977
Nippn Corp., New	600	8,997
Nippon Coke & Engineering Co. Ltd.	1,800	1,857
Nippon Koei Co. Ltd.	200	5,683
Nippon Signal Co. Ltd.	800	7,102
Nippon Soda Co. Ltd.	400	12,652
Nippon Steel Trading Corp.	200	7,339
Nippon Suisan Kaisha Ltd.	3,200	15,406
Nippon Thompson Co. Ltd.	800	4,793
Nishio Rent All Co. Ltd.	200	5,419
Nissha Co. Ltd.	400	4,959

Security	Shares	Value

Japan (continued)
Nisshin Oillio Group Ltd. (The)	200	$5,910
Nitta Corp.	200	4,767
Nitto Kogyo Corp.	400	7,341
Nojima Corp.	400	10,179
Noritsu Koki Co. Ltd.	200	4,807
Noritz Corp.	400	6,386
Obara Group Inc.	200	6,851
Ogaki Kyoritsu Bank Ltd. (The)	400	8,062
Okamoto Industries Inc.	200	7,611
Okamura Corp.	1,000	11,738
Okasan Securities Group Inc.	2,000	8,163
Oki Electric Industry Co. Ltd.	1,000	10,407
Okuwa Co. Ltd.	400	4,380
Osaka Soda Co. Ltd.	200	4,773
Oyo Corp.	200	2,338
Pacific Industrial Co. Ltd.	600	6,901
Pack Corp. (The)	200	5,466
Pasona Group Inc.	200	3,379
Piolax Inc.	200	2,941
Press Kogyo Co. Ltd.	1,000	3,014
Prima Meat Packers Ltd.	400	12,634
Qol Holdings Co. Ltd.	200	2,816
Raito Kogyo Co. Ltd.	600	10,208
Restar Holdings Corp.	400	7,385
Ryobi Ltd.(a)	400	6,016
Ryosan Co. Ltd.	200	4,089
Ryoyo Electro Corp.	200	4,833
Sakata INX Corp.	600	5,777
Sangetsu Corp.	800	12,141
Sanki Engineering Co. Ltd.	600	7,890
Sankyo Tateyama Inc.	400	2,983
Sanyo Chemical Industries Ltd.	200	10,136
Sanyo Denki Co. Ltd.	200	10,661
Sanyo Special Steel Co. Ltd.(a)	200	2,956
SBS Holdings Inc.	200	5,012
Seiren Co. Ltd.	600	10,567
Sekisui Jushi Corp.	400	7,591
Senko Group Holdings Co. Ltd.	1,200	11,381
Shibaura Machine Co. Ltd.	200	5,059
Shindengen Electric Manufacturing Co. Ltd.	200	5,882
Shinmaywa Industries Ltd.	600	5,549
Shizuoka Gas Co. Ltd.	600	5,403
Showa Sangyo Co. Ltd.	200	5,620
Siix Corp.	400	5,908
Sinfonia Technology Co. Ltd.	400	4,760
Sinko Industries Ltd.	200	3,942
Sintokogio Ltd.	600	4,197
Sodick Co. Ltd.	600	5,587
Starts Corp. Inc.	400	10,516
Stella Chemifa Corp.	200	5,774
Sumitomo Densetsu Co. Ltd.	200	4,360
Sumitomo Seika Chemicals Co. Ltd.	200	7,312
Sumitomo Warehouse Co. Ltd. (The)	600	7,987
Sun Frontier Fudousan Co. Ltd.	400	3,500
Suruga Bank Ltd.	2,200	8,501
SWCC Showa Holdings Co. Ltd.	200	2,950
T. Hasegawa Co. Ltd.	200	3,828
Taihei Dengyo Kaisha Ltd.	200	4,787
Taiho Kogyo Co. Ltd.	200	1,933
Taikisha Ltd.	400	10,986

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® International Developed Small Cap Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Takamatsu Construction Group Co. Ltd.	200	$3,902
Takaoka Toko Co. Ltd.	200	2,858
Takara Standard Co. Ltd.	600	9,052
Takasago International Corp.	200	4,758
Tamura Corp.	1,000	4,624
Tatsuta Electric Wire and Cable Co. Ltd.	400	2,277
T-Gaia Corp.	200	3,470
Toa Corp./Tokyo	200	4,416
Toagosei Co. Ltd.	1,400	16,445
Toho Bank Ltd. (The)	2,400	5,343
Toho Holdings Co. Ltd.	600	11,023
TOKAI Holdings Corp.	1,400	12,112
Tokyo Steel Manufacturing Co. Ltd.	1,000	7,665
Tomy Co. Ltd.	1,200	10,914
Toppan Forms Co. Ltd.	400	4,043
Topre Corp.	600	8,476
Totetsu Kogyo Co. Ltd.	400	9,582
Towa Corp.	400	7,736
Towa Pharmaceutical Co. Ltd.	400	8,843
Toyo Corp./Chuo-ku	200	1,938
Toyo Ink SC Holdings Co. Ltd.	400	7,352
Toyo Tanso Co. Ltd.	200	3,881
TPR Co. Ltd.	400	5,810
Tsubakimoto Chain Co.	400	11,041
Tsukishima Kikai Co. Ltd.	400	4,644
United Super Markets Holdings Inc.	600	6,331
Valor Holdings Co. Ltd.	400	9,003
Valqua Ltd.	200	3,857
VT Holdings Co. Ltd.	1,000	4,036
Wakita & Co. Ltd.	600	5,424
Warabeya Nichiyo Holdings Co. Ltd.	200	3,057
World Holdings Co. Ltd.	200	5,189
Xebio Holdings Co. Ltd.	200	1,694
YAMABIKO Corp.	400	4,445
Yamazen Corp.	800	7,544
Yellow Hat Ltd.	400	6,853
Yodogawa Steel Works Ltd.	400	8,872
Yondoshi Holdings Inc.	200	3,484
Yuasa Trading Co. Ltd.	200	5,647
Yurtec Corp.	400	2,950

		1,551,964

Netherlands — 1.7%
Arcadis NV(a)	880	35,951
Boskalis Westminster(a)	960	30,892
Cementir Holding NV	580	5,965
Flow Traders(b)	330	13,831
ForFarmers NV	384	2,654
NSI NV	226	8,978
Rhi Magnesita NV	364	21,183

		119,454

New Zealand — 1.6%
EBOS Group Ltd.	1,142	23,594
Genesis Energy Ltd.	6,216	15,193
Goodman Property Trust	13,258	20,985
Precinct Properties New Zealand Ltd.	12,638	14,427
Summerset Group Holdings Ltd.	2,772	23,568
Z Energy Ltd.(a)	5,658	11,214

		108,981

Security	Shares	Value

Norway — 3.0%
Atea ASA	1,018	$17,340
Borregaard ASA	1,218	26,568
Elkem ASA(b)	2,982	12,995
Entra ASA(b)	2,030	45,159
Grieg Seafood ASA(a)	688	6,823
Kongsberg Gruppen ASA	930	21,353
Storebrand ASA(a)	5,754	58,063
Veidekke ASA	1,336	18,562

		206,863

Poland — 0.1%
Grupa Azoty SA(a)	566	4,325

Singapore — 1.3%
Ascendas India Trust	8,000	8,812
CapitaLand China Trust	10,000	10,197
CDL Hospitality Trusts	9,800	9,044
COSCO Shipping International Singapore Co. Ltd.(a)	12,000	2,501
First Resources Ltd.	6,200	6,414
Frasers Centrepoint Trust	13,200	24,168
Kenon Holdings Ltd./Singapore	200	6,088
Manulife US Real Estate Investment Trust	18,000	13,140
Starhill Global REIT	17,000	7,085

		87,449

Sweden — 7.4%
AF Poyry AB(a)	1,190	35,278
Atrium Ljungberg AB, Class B	552	9,905
Avanza Bank Holding AB	1,510	47,017
Betsson AB	1,466	13,632
Bilia AB, Class A(a)	952	14,133
BillerudKorsnas AB	2,146	39,972
Bonava AB, Class B(a)	1,050	12,191
Bravida Holding AB(b)	2,470	34,090
Bure Equity AB	668	22,991
Clas Ohlson AB, Class B(a)	470	5,050
Dometic Group AB(a)(b)	3,632	52,774
Fabege AB	3,186	43,040
Hexpol AB	3,018	34,140
Lindab International AB	838	16,969
Loomis AB	926	28,217
Mekonomen AB(a)	504	7,465
NCC AB, Class B	1,162	19,650
Nobia AB(a)	1,422	10,849
Peab AB, Class B(a)	2,426	29,392
Ratos AB, Class B	2,390	13,008
SSAB AB, Class A(a)	2,910	15,414

		505,177

Switzerland — 5.9%
Allreal Holding AG, Registered	170	34,392
ALSO Holding AG, Registered	34	9,790
Arbonia AG(a)	538	9,581
Bobst Group SA, Registered	96	6,370
Bossard Holding AG, Class A, Registered	32	7,055
Bucher Industries AG, Registered	80	40,937
Burckhardt Compression Holding AG	38	12,719
Cembra Money Bank AG	360	39,819
Conzzeta AG, Registered	16	19,891
Emmi AG, Registered	24	24,353
Forbo Holding AG, Registered	12	21,803
Huber + Suhner AG, Registered	206	16,022

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2021	iShares® International Developed Small Cap Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Intershop Holding AG	14	$9,282
Landis+Gyr Group AG(a)	296	20,003
Schweiter Technologies AG, Bearer	12	19,840
SFS Group AG	208	25,946
St. Galler Kantonalbank AG, Class A, Registered	36	16,295
Swissquote Group Holding SA, Registered	108	14,000
u-blox Holding AG	82	5,337
Valiant Holding AG, Registered	196	20,492
Vetropack Holding AG(a)	150	9,451
VZ Holding AG	166	13,775
Zehnder Group AG, Registered	118	9,441

		406,594

United Kingdom — 15.0%
Balfour Beatty PLC(a)	8,398	34,204
Beazley PLC(a)	7,344	35,646
Brewin Dolphin Holdings PLC	3,576	15,319
Chemring Group PLC	3,434	12,603
Clarkson PLC	304	11,534
Close Brothers Group PLC	1,850	39,588
Coats Group PLC(a)	17,338	13,611
Dialog Semiconductor PLC(a)	876	66,118
Drax Group PLC	4,876	28,255
Ferrexpo PLC	3,582	18,513
Great Portland Estates PLC	3,086	28,944
Hays PLC(a)	19,012	39,215
IG Group Holdings PLC	4,462	55,468
Inchcape PLC(a)	4,778	49,639
Jupiter Fund Management PLC	5,318	20,442
Keller Group PLC	872	9,673
Man Group PLC	17,508	38,903
Morgan Advanced Materials PLC	3,468	14,905
Pagegroup PLC(a)	3,824	24,797
Paragon Banking Group PLC	3,098	19,559
Playtech PLC(a)	3,662	22,327
Plus500 Ltd.	1,222	23,604
PZ Cussons PLC	2,306	8,495
QinetiQ Group PLC	6,872	29,961

Security	Shares	Value

United Kingdom (continued)
Rathbone Brothers PLC	696	$16,901
Royal Mail PLC(a)	11,244	78,280
Safestore Holdings PLC	2,500	27,439
Savills PLC(a)	1,624	25,588
Serco Group PLC(a)	14,830	28,154
Spectris PLC	1,422	65,274
Synthomer PLC	4,062	26,004
TBC Bank Group PLC(a)	436	5,919
Tritax Big Box REIT PLC	20,960	51,909
UK Commercial Property REIT Ltd.	9,000	8,953
Vesuvius PLC	2,606	19,380
Workspace Group PLC	1,640	18,102

		1,033,226

Total Common Stocks — 99.3% (Cost: $6,855,245)		6,823,691

Preferred Stocks

Germany — 0.1%
Draegerwerk AG & Co. KGaA, Preference Shares, NVS	106	8,546

Italy — 0.1%
Danieli & C Officine Meccaniche SpA, Preference Shares, NVS	498	7,644

Total Preferred Stocks — 0.2% (Cost: $16,241)		16,190

Total Investments in Securities — 99.5% (Cost: $6,871,486)		6,839,881

Other Assets, Less Liabilities — 0.5%		34,680

Net Assets — 100.0%		$6,874,561

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
TOPIX Index	1	06/10/21	$18	$(43)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$43

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® International Developed Small Cap Value Factor ETF

For the period ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(43)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$17,683

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$6,821,041	$2,650	$—	$6,823,691
Preferred Stocks	16,190	—	—	16,190

	$6,837,231	$2,650	$—	$6,839,881

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(43)	$—	$—	$(43)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments March 31, 2021	iShares® International Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.3%
Altium Ltd.	3,068	$61,854
Appen Ltd.	1,062	12,805
AUB Group Ltd.	3,127	45,871
Bapcor Ltd	14,160	80,779
Breville Group Ltd.	2,950	60,665
Cleanaway Waste Management Ltd.	53,454	89,569
Codan Ltd./Australia	3,540	41,630
Collins Foods Ltd.	2,832	22,454
Computershare Ltd.	24,780	283,860
Computershare Ltd., NVS	2,816	32,258
CSL Ltd.	9,027	1,819,579
Domino’s Pizza Enterprises Ltd.	1,548	113,482
Evolution Mining Ltd.	114,637	356,238
JB Hi-Fi Ltd.	10,089	397,892
Nick Scali Ltd.	6,549	49,731
Northern Star Resources Ltd.	35,459	256,030
Pro Medicus Ltd.	472	14,858
Sonic Healthcare Ltd.	22,302	596,050
Technology One Ltd.	6,254	44,490

		4,380,095

Austria — 0.2%
CA Immobilien Anlagen AG	4,197	178,071
Wienerberger AG	4,307	157,935

		336,006

Belgium — 0.4%
Barco NV	2,655	62,440
Elia Group SA/NV	1,180	130,225
Etablissements Franz Colruyt NV	2,832	169,285
UCB SA	3,658	348,755

		710,705

Canada — 19.1%
Agnico Eagle Mines Ltd.	8,024	463,813
Alimentation Couche-Tard Inc., Class B	10,266	330,969
Atco Ltd., Class I, NVS	5,206	172,808
Badger Daylighting Ltd.	767	26,162
Bank of Montreal	41,123	3,665,193
Brookfield Asset Management Inc., Class A	27,813	1,237,018
Canadian Imperial Bank of Commerce	34,574	3,384,915
Canadian National Railway Co.	18,880	2,190,762
Canadian Pacific Railway Ltd.	1,770	675,976
Canadian Tire Corp. Ltd., Class A, NVS	2,537	359,966
Canadian Western Bank	4,838	123,139
Cargojet Inc.	177	22,848
Cogeco Communications Inc.	826	77,549
Cogeco Inc.	236	18,204
Dollarama Inc.	1,888	83,400
Empire Co. Ltd., Class A, NVS	4,311	134,388
Enghouse Systems Ltd.	767	35,572
Equitable Group Inc.	236	23,697
Finning International Inc.	6,667	169,533
First National Financial Corp.	1,121	44,132
FirstService Corp.	531	78,810
Fortis Inc.	28,556	1,238,938
Franco-Nevada Corp.	2,950	369,651
George Weston Ltd.	2,323	205,676
goeasy Ltd.	59	5,873
iA Financial Corp. Inc.	4,956	269,438
Intact Financial Corp.	4,747	581,643

Security	Shares	Value

Canada (continued)
Loblaw Companies Ltd.	5,083	$283,905
Magna International Inc.	8,555	753,365
Manulife Financial Corp.	132,750	2,854,941
Maple Leaf Foods Inc.	2,891	65,901
Metro Inc.	7,080	322,947
National Bank of Canada	18,113	1,230,303
North West Co. Inc. (The)	3,342	97,081
Open Text Corp.	7,227	344,545
Parkland Corp./Canada	7,493	225,115
Premium Brands Holdings Corp.	1,381	131,568
Quebecor Inc., Class B	6,372	171,056
Ritchie Bros Auctioneers Inc.	3,894	227,967
Royal Bank of Canada	58,764	5,417,500
Saputo Inc.	6,962	209,328
Stantec Inc.	2,832	121,225
Stella-Jones Inc.	1,475	59,829
Sun Life Financial Inc.	32,391	1,636,753
TMX Group Ltd.	1,770	183,908
Toromont Industries Ltd.	1,975	151,152
Toronto-Dominion Bank (The)	84,075	5,482,585
Wheaton Precious Metals Corp.	9,794	374,040

		36,335,087

China — 5.1%
China Communications Services Corp. Ltd., Class H	236,000	105,942
China Gas Holdings Ltd.	60,800	249,083
China Medical System Holdings Ltd.	59,000	116,718
China Merchants Bank Co. Ltd., Class A	70,800	551,405
China Overseas Land & Investment Ltd.	334,000	867,817
China Railway Group Ltd., Class A	106,200	95,660
China Resources Gas Group Ltd.	10,000	55,438
China Water Affairs Group Ltd.	138,000	112,893
CIFI Holdings Group Co. Ltd.	354,000	343,325
CSPC Pharmaceutical Group Ltd.	236,000	285,345
Guangdong Investment Ltd.	172,000	280,087
Haier Smart Home Co. Ltd., Class H(a)	47,200	188,813
Jiangsu Nhwa Pharmaceutical Co. Ltd., Class A	5,900	13,336
Kweichow Moutai Co. Ltd., Class A	1,100	336,813
Longfor Group Holdings Ltd.(b)	70,500	467,011
Luxshare Precision Industry Co. Ltd., Class A	5,900	30,421
Metallurgical Corp. of China Ltd., Class A	212,400	110,713
New China Life Insurance Co. Ltd., Class A	5,900	43,657
New China Life Insurance Co. Ltd., Class H	64,900	251,270
Ping An Insurance Group Co. of China Ltd., Class A	29,500	353,845
Ping An Insurance Group Co. of China Ltd., Class H	225,500	2,684,437
Shanghai International Airport Co. Ltd., Class A	5,900	52,065
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class A	17,700	29,324
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	74,600	146,428
Shengyi Technology Co. Ltd., Class A	5,900	20,430
Shenzhou International Group Holdings Ltd.	11,800	244,516
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	5,900	19,864
Suofeiya Home Collection Co. Ltd., Class A	5,900	29,611
Tencent Holdings Ltd.	17,700	1,388,780
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	5,900	19,747
Wuliangye Yibin Co. Ltd., Class A	4,100	167,457
Zhejiang Supor Co. Ltd., Class A	5,900	64,340

		9,726,591

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® International Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Colombia — 0.2%
Bancolombia SA	15,776	$123,418
Grupo Argos SA	13,393	42,930
Grupo Nutresa SA	13,629	85,928
Interconexion Electrica SA ESP	20,237	123,900
Promigas SA ESP	14,632	29,861

		406,037

Denmark — 0.8%
Coloplast A/S, Class B	4,130	622,507
DSV Panalpina A/S	826	162,447
GN Store Nord AS	826	65,188
Novozymes A/S, Class B	4,897	314,423
Ringkjoebing Landbobank A/S	778	76,227
ROCKWOOL International A/S, Class A	59	22,144
ROCKWOOL International A/S, Class B	250	105,642
Royal Unibrew A/S	1,239	129,892
SimCorp A/S	708	87,885

		1,586,355

Finland — 0.6%
Huhtamaki OYJ	3,304	149,736
Neste OYJ	13,452	715,567
Olvi Oyj, Class A	472	27,016
Uponor OYJ	2,714	60,350
Valmet OYJ	6,372	232,234

		1,184,903

France — 6.5%
Danone SA	42,480	2,920,713
Dassault Systemes SE	1,062	227,666
Iliad SA	354	67,443
Pharmagest Interactive	236	26,433
Rubis SCA	6,903	327,769
Sanofi	56,227	5,567,540
Schneider Electric SE	18,703	2,863,107
Teleperformance	834	304,646

		12,305,317

Germany — 11.4%
Allianz SE, Registered	21,367	5,450,695
Atoss Software AG	177	33,596
Bechtle AG	354	66,527
Brenntag SE	4,720	403,852
Cewe Stiftung & Co. KGaA	177	25,047
Deutsche Boerse AG	6,549	1,090,670
Deutsche Wohnen SE	13,570	634,444
DIC Asset AG	3,599	62,518
Encavis AG	3,953	75,172
Fresenius Medical Care AG & Co. KGaA	6,903	508,853
Fresenius SE & Co. KGaA	16,166	721,616
FUCHS PETROLUB SE	1,298	52,326
Gerresheimer AG	656	65,303
LANXESS AG	2,065	152,561
LEG Immobilien SE	3,717	489,981
Nemetschek SE	590	37,722
New Work SE	59	15,359
Nexus AG	236	15,200
Rheinmetall AG	2,183	221,675
SAP SE	27,789	3,410,399
Siemens AG, Registered	33,276	5,475,297
Sirius Real Estate Ltd.	57,407	70,334
Software AG	1,829	77,257
Stratec SE	118	15,976

Security	Shares	Value

Germany (continued)
Symrise AG	2,183	$265,291
TAG Immobilien AG	8,114	232,115
Talanx AG(a)	3,258	138,461
Vib Vermoegen AG	1,003	34,481
Vonovia SE	27,494	1,799,872

		21,642,600

Greece — 0.1%
Hellenic Telecommunications Organization SA	15,281	245,690
Sarantis SA	1,113	11,328

		257,018

Hong Kong — 3.2%
AIA Group Ltd.	259,600	3,148,812
CLP Holdings Ltd.	118,000	1,145,933
Henderson Land Development Co. Ltd.	94,852	425,797
Jardine Strategic Holdings Ltd.	5,900	194,818
K Wah International Holdings Ltd.	118,000	61,167
MTR Corp. Ltd.	74,500	422,117
Swire Properties Ltd.	59,000	182,514
Techtronic Industries Co. Ltd.	29,500	504,666

		6,085,824

India — 2.1%
Asian Paints Ltd.	4,012	139,236
Astral Poly Technik Ltd.	137	3,030
Bajaj Finance Ltd.	826	58,180
Balkrishna Industries Ltd.	2,537	58,590
Berger Paints India Ltd.	2,183	22,841
Infosys Ltd.	95,580	1,788,422
LIC Housing Finance Ltd.	9,027	52,868
Page Industries Ltd.	118	48,930
Pidilite Industries Ltd.	1,239	30,662
Power Grid Corp. of India Ltd.	183,313	540,684
Relaxo Footwears Ltd.(a)	885	10,608
Reliance Industries Ltd.	3,835	105,067
Reliance Industries Ltd., GDR(b)	5,369	296,906
Sundaram Finance Ltd.	295	10,371
Tata Consultancy Services Ltd.	16,638	723,162
UltraTech Cement Ltd.	413	38,061

		3,927,618

Indonesia — 1.2%
Bank Central Asia Tbk PT	303,100	648,457
Bank Mandiri Persero Tbk PT	1,657,900	701,968
Bank Rakyat Indonesia Persero Tbk PT	3,215,500	974,058
Mayora Indah Tbk PT	153,400	27,670

		2,352,153

Ireland — 1.1%
CRH PLC	26,491	1,244,460
Kerry Group PLC, Class A	2,183	273,758
Smurfit Kappa Group PLC	11,777	555,875
UDG Healthcare PLC	6,431	69,696

		2,143,789

Italy — 3.6%
ACEA SpA	3,547	77,706
Buzzi Unicem SpA	295	7,687
DiaSorin SpA	236	37,944
Enel SpA	545,809	5,448,166
Interpump Group SpA	1,003	50,666
Iren SpA	37,524	103,904
Recordati Industria Chimica e Farmaceutica SpA	4,307	232,195

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2021	iShares® International Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Italy (continued)
Reply SpA	295	$37,411
Terna Rete Elettrica Nazionale SpA	100,064	757,142
Zignago Vetro SpA	354	6,740

		6,759,561

Japan — 13.5%
Aeon Delight Co. Ltd.	100	2,919
Aeon Mall Co. Ltd.	5,900	102,783
Aica Kogyo Co. Ltd.	5,900	213,041
Alfresa Holdings Corp.	7,300	140,913
Astellas Pharma Inc.	70,800	1,090,512
Chiba Bank Ltd. (The)	36,300	238,167
COMSYS Holdings Corp.	6,900	212,932
Dai-ichi Life Holdings Inc.	64,900	1,117,102
DCM Holdings Co. Ltd.	5,900	61,830
DTS Corp.	5,900	134,872
Fujicco Co. Ltd.	5,900	104,118
Hakuhodo DY Holdings Inc.	8,200	136,914
Hankyu Hanshin Holdings Inc.	5,900	189,280
Hikari Tsushin Inc.	700	141,077
Hitachi Capital Corp.	2,600	75,200
Itochu Techno-Solutions Corp.	1,300	41,941
Japan Material Co. Ltd.	5,900	69,946
Kakaku.com Inc.	5,900	161,249
Kandenko Co. Ltd.	11,200	98,418
Kansai Paint Co. Ltd.	6,900	184,520
Kao Corp.	17,700	1,171,404
KDDI Corp.	94,400	2,900,344
Kobayashi Pharmaceutical Co. Ltd.	200	18,697
Kurita Water Industries Ltd.	2,600	111,647
Kyowa Exeo Corp.	7,300	193,037
MCJ Co. Ltd.	5,900	51,418
Medipal Holdings Corp.	6,900	132,630
Mizuho Leasing Co. Ltd.	1,300	39,118
MonotaRO Co. Ltd.	1,000	27,095
Morinaga & Co. Ltd./Japan	1,500	53,688
Murata Manufacturing Co. Ltd.	11,800	944,214
NEC Networks & System Integration Corp.	3,100	54,650
Nichias Corp.	5,900	150,036
Nihon Unisys Ltd.	5,900	182,072
Nippon Sanso Holdings Corp.	6,900	131,381
Nippon Telegraph & Telephone Corp.	76,700	1,972,682
Nissan Chemical Corp.	5,900	315,557
Nisshin Seifun Group Inc.	11,800	197,557
Nitori Holdings Co. Ltd.	800	155,113
Nitto Denko Corp.	7,300	624,959
Nomura Co. Ltd.	7,900	65,631
Nomura Real Estate Holdings Inc.	6,900	166,412
Nomura Research Institute Ltd.	7,300	226,267
NSD Co. Ltd.	5,900	98,298
NTT Data Corp.	11,800	182,927
Obic Co. Ltd.	1,000	183,077
Okinawa Electric Power Co. Inc. (The)	5,900	82,814
Open House Co. Ltd.	5,900	252,018
Otsuka Corp.	5,900	276,579
PALTAC Corp.	200	10,842
Pan Pacific International Holdings Corp.	6,900	163,040
Penta-Ocean Construction Co. Ltd.	17,900	140,770
Raito Kogyo Co. Ltd.	5,900	100,380
Relo Group Inc.	1,900	40,270
Sanwa Holdings Corp.	9,400	123,263

Security	Shares	Value

Japan (continued)
SBI Holdings Inc.	13,800	$374,661
SCSK Corp.	900	53,430
Sekisui House Ltd.	38,000	816,398
Seven & i Holdings Co. Ltd.	30,500	1,231,869
Shimizu Corp.	26,600	215,689
Shin-Etsu Chemical Co. Ltd.	7,900	1,330,489
Shin-Etsu Polymer Co. Ltd.	5,900	52,966
Shionogi & Co. Ltd.	7,300	393,209
Shizuoka Gas Co. Ltd.	5,900	53,127
Sohgo Security Services Co. Ltd.	400	18,932
Sony Corp.	10,900	1,143,760
Sugi Holdings Co. Ltd.	400	31,747
Takuma Co. Ltd.	2,200	47,723
Terumo Corp.	7,300	264,187
TIS Inc.	6,900	164,913
Tokio Marine Holdings Inc.	43,800	2,086,941
Tokyo Century Corp.	800	53,864
Tokyo Steel Manufacturing Co. Ltd.	5,900	45,224
Tokyo Tatemono Co. Ltd.	11,800	179,509
Unicharm Corp.	6,900	290,050
USS Co. Ltd.	13,800	270,255
Yakult Honsha Co. Ltd.	800	40,543
Yamaguchi Financial Group Inc.	17,700	117,893
Yamaha Corp.	4,100	222,995

		25,557,995

Malaysia — 0.3%
Allianz Malaysia Bhd	2,000	6,511
My EG Services Bhd	59,000	28,031
Top Glove Corp. Bhd	448,400	488,790

		523,332

Mexico — 0.5%
America Movil SAB de CV, Series L, NVS	955,800	652,133
Arca Continental SAB de CV	59,000	290,812
Bolsa Mexicana de Valores SAB de CV	35,400	71,369
Grupo Comercial Chedraui SA de CV	11,800	18,611

		1,032,925

Netherlands — 0.2%
Aalberts NV	3,381	171,663
IMCD NV	944	131,474

		303,137

New Zealand — 0.2%
Fisher & Paykel Healthcare Corp. Ltd.	10,089	226,813
Mainfreight Ltd.	1,475	71,691
Ryman Healthcare Ltd.	11,638	124,706
Summerset Group Holdings Ltd.	5,192	44,144

		467,354

Norway — 0.1%
Borregaard ASA	2,655	57,912
Tomra Systems ASA	1,548	67,151

		125,063

Philippines — 0.1%
Ayala Land Inc.	129,800	91,859
International Container Terminal Services Inc.	40,280	100,415

		192,274

Poland — 0.0%
Neuca SA	118	20,873

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® International Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Russia — 0.2%
Polymetal International PLC	20,414	$399,805

South Korea — 0.2%
AfreecaTV Co. Ltd.	177	12,277
Douzone Bizon Co. Ltd.	236	20,477
KIWOOM Securities Co. Ltd.	295	32,843
LEENO Industrial Inc.	354	48,952
LG Household & Health Care Ltd.	125	173,404
NICE Information Service Co. Ltd.	708	15,858
SK Gas Ltd.	177	16,656

		320,467

Spain — 2.6%
Cie. Automotive SA	3,599	94,411
Elecnor SA	413	5,121
Iberdrola SA	364,738	4,709,010
Vidrala SA	295	32,487
Viscofan SA	2,950	204,214

		5,045,243

Sweden — 1.1%
AAK AB	3,953	89,661
Assa Abloy AB, Class B	25,547	735,667
Atrium Ljungberg AB, Class B	2,124	38,112
Castellum AB	11,918	263,346
Fabege AB	11,071	149,560
Hexpol AB	10,915	123,472
ICA Gruppen AB	4,380	214,570
Lifco AB, Class B	590	54,964
Platzer Fastigheter Holding AB, Class B	2,301	27,402
Swedish Match AB	5,487	429,200

		2,125,954

Switzerland — 8.4%
ALSO Holding AG, Registered	236	67,955
Berner Kantonalbank AG	59	13,353
Chocoladefabriken Lindt & Spruengli AG, Registered	1	91,909
Coca-Cola HBC AG	8,673	276,418
DKSH Holding AG	1,855	142,995
EMS-Chemie Holding AG, Registered	177	158,729
Geberit AG, Registered	1,266	809,250
Givaudan SA, Registered	236	913,257
Liechtensteinische Landesbank AG	295	16,895
Logitech International SA, Registered	2,891	304,536
Nestle SA, Registered	52,451	5,870,678
Novartis AG, Registered	67,673	5,807,733
Roche Holding AG, Bearer	1,277	438,263
Siegfried Holding AG, Registered	59	48,804
Sika AG, Registered	2,301	660,118
Straumann Holding AG, Registered	118	147,821
Temenos AG, Registered	805	116,368

		15,885,082

Taiwan — 1.1%
Advantech Co. Ltd.	13,000	161,287
Chailease Holding Co. Ltd.	66,000	455,683
E.Sun Financial Holding Co. Ltd.	708,809	648,369
Poya International Co. Ltd.	3,000	62,664
Shanghai Commercial & Savings Bank Ltd. (The)	448,000	658,662
Voltronic Power Technology Corp.	2,000	77,454

		2,064,119

Thailand — 0.2%
CP ALL PCL, NVDR(a)	135,700	300,711

Security	Shares	Value

Thailand (continued)
Krungthai Card PCL, NVDR	29,500	$74,576
Vibhavadi Medical Center PCL, NVDR(c)	849,600	50,297

		425,584

Turkey — 0.2%
BIM Birlesik Magazalar AS	36,698	313,050

United Arab Emirates — 0.2%
Aldar Properties PJSC	248,567	254,444
National Central Cooling Co. PJSC	67,307	51,308

		305,752

United Kingdom — 12.5%
Ashtead Group PLC	7,139	426,196
Avon Rubber PLC	354	15,434
B&M European Value Retail SA	30,208	219,976
BAE Systems PLC	245,794	1,712,567
Bunzl PLC	12,036	385,759
CareTech Holdings PLC	3,009	22,335
Clarkson PLC	1,180	44,771
Clinigen Group PLC	2,124	22,726
Cranswick PLC	1,652	82,874
Croda International PLC	3,209	281,055
DCC PLC	4,141	359,369
Dechra Pharmaceuticals PLC	2,027	95,925
Diageo PLC	90,919	3,750,058
Diploma PLC	3,363	118,226
EMIS Group PLC	2,664	40,431
Experian PLC	23,010	792,720
Ferguson PLC	6,844	818,491
Focusrite PLC	531	8,022
Games Workshop Group PLC	885	121,676
Gamma Communications PLC	1,062	24,030
Genus PLC	885	59,318
Grainger PLC	20,060	73,842
Halma PLC	5,490	179,820
Hargreaves Lansdown PLC	11,564	245,944
HomeServe PLC	10,289	170,491
Impax Asset Management Group PLC	1,593	17,055
Intertek Group PLC	5,133	396,734
Learning Technologies Group PLC	6,195	12,838
Liontrust Asset Management PLC	2,655	52,016
London Stock Exchange Group PLC	5,369	514,088
Reckitt Benckiser Group PLC	34,987	3,136,687
RELX PLC	87,556	2,197,371
RWS Holdings PLC	5,723	48,087
Sage Group PLC (The)	53,690	453,939
Sanne Group PLC	6,313	57,051
Smith & Nephew PLC	32,568	619,192
Spectris PLC	4,907	225,244
Spirax-Sarco Engineering PLC	1,245	195,821
Ultra Electronics Holdings PLC	2,773	77,589
Unilever PLC	100,123	5,602,948

		23,678,716

Total Common Stocks — 99.5% (Cost: $178,341,840)		188,926,384

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2021	iShares® International Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(d)(e)(f)	56,217	$56,251
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	120,000	120,000

		176,251

Total Short-Term Investments — 0.1% (Cost: $176,251)		176,251

Total Investments in Securities — 99.6% (Cost: $178,518,091)		189,102,635

Other Assets, Less Liabilities — 0.4%		752,692

Net Assets — 100.0%		$189,855,327

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$88,780	$—		$(32,357	)(a)	$(112)	$(60)	$56,251	56,217	$8,883	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	70,000	50,000	(a)	—		—	—	120,000	120,000	170		—

						$(112)	$(60)	$176,251		$9,053		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets E-Mini Index	13	06/18/21	$860	$(4,170)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$4,170

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® International Dividend Growth ETF

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$223,639

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(16,810)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$570,190

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$188,851,184	$75,200	$—	$188,926,384
Money Market Funds	176,251	—	—	176,251

	$189,027,435	$75,200	$—	$189,102,635

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(4,170)	$—	$—	$(4,170)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments March 31, 2021	iShares® Latin America 40 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 41.8%
Ambev SA, ADR	19,088,546	$52,302,616
B3 SA - Brasil, Bolsa, Balcao	8,921,250	86,350,997
Banco do Brasil SA	6,206,900	33,492,841
BRF SA, ADR(a)(b)	3,168,080	14,224,679
CCR SA	4,813,300	11,020,350
Magazine Luiza SA	11,544,200	41,406,097
Natura & Co. Holding SA(a)	3,633,700	30,998,816
Pagseguro Digital Ltd., Class A(a)(b)	775,856	35,922,133
Petroleo Brasileiro SA, ADR	8,061,221	68,359,154
StoneCo Ltd., Class A(a)	853,303	52,239,210
Ultrapar Participacoes SA	3,381,400	12,709,462
Vale SA, ADR	14,881,956	258,648,395
WEG SA	3,181,800	42,040,583

		739,715,333

Chile — 8.9%
Banco de Chile	196,948,289	23,283,433
Banco Santander Chile, ADR	673,568	16,724,693
Cencosud SA	5,830,199	12,498,733
Empresas CMPC SA	4,765,819	15,344,292
Empresas COPEC SA	1,464,239	18,135,856
Enel Americas SA, ADR	2,439,395	20,686,070
Enel Chile SA(a)	107,830,014	8,417,465
Falabella SA	3,260,916	14,852,056
Sociedad Quimica y Minera de Chile SA, ADR	522,933	27,752,054

		157,694,652

Colombia — 2.3%
Bancolombia SA, ADR	489,710	15,665,823
Ecopetrol SA, ADR	1,068,838	13,702,503
Interconexion Electrica SA ESP	1,919,631	11,752,843

		41,121,169

Mexico — 23.7%
America Movil SAB de CV, Series L, NVS	102,741,400	70,099,457
Cemex SAB de CV, CPO, NVS(a)	65,583,415	46,221,395
Fibra Uno Administracion SA de CV	12,833,200	14,984,245
Fomento Economico Mexicano SAB de CV	8,052,300	60,642,648
Grupo Financiero Banorte SAB de CV, Class O(a)	10,618,700	59,750,785
Grupo Mexico SAB de CV, Series B	13,828,800	72,629,840
Grupo Televisa SAB, CPO(a)	10,961,500	19,490,207
Infraestructura Energetica Nova SAB de CV(a)	1,891,800	7,293,330
Wal-Mart de Mexico SAB de CV	21,938,800	69,128,049

		420,239,956

Peru — 3.5%
Credicorp Ltd.	269,884	36,858,058
Southern Copper Corp.	368,428	25,005,208

		61,863,266

Total Common Stocks — 80.2% (Cost: $1,498,267,726)		1,420,634,376

Security	Shares	Value

Preferred Stocks

Brazil — 19.2%
Banco Bradesco SA, Preference Shares, ADR(b)	19,215,377	$90,312,272
Gerdau SA, Preference Shares, ADR	4,568,028	24,393,269
Itau Unibanco Holding SA, Preference Shares, ADR	20,994,927	104,134,838
Itausa SA, Preference Shares, NVS	19,374,523	35,432,408
Petroleo Brasileiro SA, Preference Shares, ADR	9,951,191	84,983,171

		339,255,958

Total Preferred Stocks — 19.2% (Cost: $495,883,206)		339,255,958

Rights

Chile — 0.0%
Sociedad Quimica y Minera de Chile SA (Expires 04/19/21)(a)	94,836	293,992

Total Rights — 0.0% (Cost: $0)		293,992

Short-Term Investments

Money Market Funds — 3.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	54,493,447	54,526,143
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	7,240,000	7,240,000

		61,766,143

Total Short-Term Investments — 3.5% (Cost: $61,753,360)		61,766,143

Total Investments in Securities — 102.9% (Cost: $2,055,904,292)		1,821,950,469

Other Assets, Less Liabilities — (2.9)%		(51,360,034)

Net Assets — 100.0%		$1,770,590,435

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Latin America 40 ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$64,737,152	$—		$(10,265,561	)(a)	$48,697	$5,855	$54,526,143	54,493,447	$167,011	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	450,000	6,790,000	(a)	—		—	—	7,240,000	7,240,000	974		—

						$48,697	$5,855	$61,766,143		$167,985		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MEX BOLSA Index	78	06/18/21	$1,785	$(50,793)
MSCI Brazil Index	68	06/18/21	3,093	121,518

				$70,725

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$121,518

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$50,793

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,848,031

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$84,902

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2021	iShares® Latin America 40 ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,252,254

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,420,634,376	$—	$—	$1,420,634,376
Preferred Stocks	339,255,958	—	—	339,255,958
Rights	293,992	—	—	293,992
Money Market Funds	61,766,143	—	—	61,766,143

	$1,821,950,469	$—	$—	$1,821,950,469

Derivative financial instruments(a)
Assets
Futures Contracts	$121,518	$—	$—	$121,518
Liabilities
Futures Contracts	(50,793)	—	—	(50,793)

	$70,725	$—	$—	$70,725

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2021

	iShares Asia 50 ETF	iShares Emerging Markets Infrastructure ETF	iShares Europe ETF	iShares International Developed Property ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$3,116,631,794	$16,006,779	$1,652,820,356	$82,800,588
Affiliated(c)	47,379,971	838,840	9,203,628	415,445
Cash	8,777	720	8,379	856
Foreign currency, at value(d)	795,950	5,251	4,561,623	111,733
Cash pledged:
Futures contracts	1,032,000	—	—	23,000
Foreign currency collateral pledged:
Futures contracts(e)	—	—	1,145,866	8,637
Receivables:
Investments sold	38,103,015	1,638,458	1,706	32,652
Securities lending income — Affiliated	13,703	312	1,137	625
Variation margin on futures contracts	321,966	—	—	—
Dividends	13,725,053	58,597	3,407,763	367,997
Tax reclaims	—	—	4,206,686	51,167
Foreign withholding tax claims	—	—	292,944	—

Total assets	3,218,012,229	18,548,957	1,675,650,088	83,812,700

LIABILITIES
Collateral on securities loaned, at value	44,003,917	809,366	8,376,621	385,668
Deferred foreign capital gain tax	—	—	—	5,780
Payables:
Investments purchased	—	1,648,884	396,523	—
Variation margin on futures contracts	—	—	46,078	2,596
Investment advisory fees	1,338,436	8,114	824,103	34,013
Professional fees	—	—	62,291	—

Total liabilities	45,342,353	2,466,364	9,705,616	428,057

NET ASSETS	$3,172,669,876	$16,082,593	$1,665,944,472	$83,384,643

NET ASSETS CONSIST OF:
Paid-in capital	$2,424,136,563	$47,407,336	$1,969,152,240	$125,305,549
Accumulated earnings (loss)	748,533,313	(31,324,743)	(303,207,768)	(41,920,906)

NET ASSETS	$3,172,669,876	$16,082,593	$1,665,944,472	$83,384,643

Shares outstanding	34,900,000	650,000	33,150,000	2,300,000

Net asset value	$90.91	$24.74	$50.25	$36.25

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$41,850,829	$763,402	$4,529,604	$263,110
(b) Investments, at cost — Unaffiliated	$2,235,516,529	$15,484,259	$1,639,672,143	$93,666,334
(c) Investments, at cost — Affiliated	$47,375,877	$838,706	$9,202,411	$415,122
(d) Foreign currency, at cost	$795,201	$5,439	$4,536,527	$111,133
(e) Foreign currency collateral pledged, at cost	$—	$—	$1,203,690	$9,027
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Assets and Liabilities  (continued)

March 31, 2021

	iShares International Developed Small Cap Value Factor ETF	iShares International Dividend Growth ETF	iShares Latin America 40 ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$6,839,881	$188,926,384	$1,760,184,326
Affiliated(c)	—	176,251	61,766,143
Cash	1,095	7,702	243,301
Foreign currency, at value(d)	8,033	146,764	324,631
Cash pledged:
Futures contracts	—	63,000	592,000
Foreign currency collateral pledged:
Futures contracts(e)	—	—	134,796
Receivables:
Investments sold	—	—	88,301
Securities lending income — Affiliated	—	1,142	6,989
Variation margin on futures contracts	—	5,543	20,476
Capital shares sold	1,683,197	—	10,854,937
Dividends	24,497	517,666	2,286,134
Tax reclaims	1,491	175,977	—

Total assets	8,558,194	190,020,429	1,836,502,034

LIABILITIES
Collateral on securities loaned, at value	—	56,251	54,434,002
Deferred foreign capital gain tax	—	55,369	—
Payables:
Investments purchased	1,683,197	29,071	10,810,597
Variation margin on futures contracts	39	—	—
Investment advisory fees	397	24,411	667,000

Total liabilities	1,683,633	165,102	65,911,599

NET ASSETS	$6,874,561	$189,855,327	$1,770,590,435

NET ASSETS CONSIST OF:
Paid-in capital	$6,879,101	$186,001,369	$2,776,990,177
Accumulated earnings (loss)	(4,540)	3,853,958	(1,006,399,742)

NET ASSETS	$6,874,561	$189,855,327	$1,770,590,435

Shares outstanding	200,000	2,950,000	64,250,000

Net asset value	$34.37	$64.36	$27.56

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$—	$47,573	$53,309,542
(b) Investments, at cost — Unaffiliated	$6,871,486	$178,341,840	$1,994,150,932
(c) Investments, at cost — Affiliated	$—	$176,251	$61,753,360
(d) Foreign currency, at cost	$8,047	$146,631	$321,885
(e) Foreign currency collateral pledged, at cost	$—	$—	$131,363
See notes to financial statements.

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2021

	iShares Asia 50 ETF	iShares Emerging Markets Infrastructure ETF	iShares Europe ETF	iShares International Developed Property ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$49,401,010	$529,701	$39,004,515	$3,167,073
Dividends — Affiliated	1,398	21	798	90
Non-cash dividends — Unaffiliated	—	—	2,060,956	—
Securities lending income — Affiliated — net	197,898	6,624	168,246	57,032
Other income — Unaffiliated	—	—	214,074	—
Foreign taxes withheld	(6,690,848)	(22,048)	(4,928,314)	(258,748)
Foreign withholding tax claims	—	—	379,550	—

Total investment income	42,909,458	514,298	36,899,825	2,965,447

EXPENSES
Investment advisory fees	9,930,078	88,034	8,644,209	418,471
Commitment fees	14,894	145	—	—
Professional fees	—	—	59,363	—
Miscellaneous	437	437	437	437

Total expenses	9,945,409	88,616	8,704,009	418,908

Net investment income	32,964,049	425,682	28,195,816	2,546,539

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	(65,041,143)	(1,582,310)	(44,980,941)	(5,063,060)
Investments — Affiliated	(20,120)	(547)	7,299	(1,268)
In-kind redemptions — Unaffiliated	9,329,346	316	(9,194,591)	4,390,363
Futures contracts	(186,886)	—	4,160,189	146,459
Foreign currency transactions	(199,494)	(1,497)	328,995	56,959

Net realized loss	(56,118,297)	(1,584,038)	(49,679,049)	(470,547)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	882,216,904	4,775,412	543,112,889	24,424,924
Investments — Affiliated	16,792	56	1,316	514
Futures contracts	103,683	—	(919,766)	10,185
Foreign currency translations	(289,284)	284	108,980	(4,199)

Net change in unrealized appreciation (depreciation)	882,048,095	4,775,752	542,303,419	24,431,424

Net realized and unrealized gain	825,929,798	3,191,714	492,624,370	23,960,877

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$858,893,847	$3,617,396	$520,820,186	$26,507,416

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$—	$—	$1,850
(b) Net of reduction in deferred foreign capital gain tax of	$—	$—	$—	$(2,730)
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Operations   (continued)

Year Ended March 31, 2021

	iShares International Developed Small Cap Value Factor ETF (a)	iShares International Dividend Growth ETF	iShares Latin America 40 ETF

INVESTMENT INCOME
Dividends — Unaffiliated.	$31,693	$3,547,917	$38,620,970
Dividends — Affiliated	—	170	974
Non-cash dividends — Unaffiliated	—	172,930	—
Securities lending income — Affiliated — net	—	8,883	167,011
Foreign taxes withheld	(4,150)	(436,777)	(2,375,105)

Total investment income	27,543	3,293,123	36,413,850

EXPENSES
Investment advisory fees	529	218,810	5,351,342
Commitment fees	—	441	11,080
Miscellaneous	—	437	437
Interest expense	—	176	—
Total expenses	529	219,864	5,362,859

Less:
Investment advisory fees waived	(132)	—	—

Total expenses after fees waived	397	219,864	5,362,859

Net investment income	27,146	3,073,259	31,050,991

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(b)	—	(1,542,815)	(178,327,214)
Investments — Affiliated	—	(112)	48,697
In-kind redemptions — Unaffiliated	—	9,390,459	(81,953,108)
Futures contracts	—	223,639	1,848,031
Foreign currency transactions	(4)	5,775	(1,017,629)

Net realized gain (loss)	(4)	8,076,946	(259,401,223)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(c)	(31,605)	24,961,654	581,471,426
Investments — Affiliated	—	(60)	5,855
Futures contracts	(43)	(16,810)	84,902
Foreign currency translations	(34)	1,332	94,072

Net change in unrealized appreciation (depreciation)	(31,682)	24,946,116	581,656,255

Net realized and unrealized gain (loss)	(31,686)	33,023,062	322,255,032

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,540)	$36,096,321	$353,306,023

(a) For the period from March 23, 2021 (commencement of operations) to March 31, 2021.
(b) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$72,959	$—
(c) Net of reduction in deferred foreign capital gain tax of	$—	$(55,369)	$—

See notes to financial statements.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Asia 50 ETF		iShares Emerging Markets Infrastructure ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$32,964,049	$25,611,533	$425,682	$613,755
Net realized loss	(56,118,297)	(10,432,771)	(1,584,038)	(15,993)
Net change in unrealized appreciation (depreciation)	882,048,095	(94,193,205)	4,775,752	(6,516,977)

Net increase (decrease) in net assets resulting from operations	858,893,847	(79,014,443)	3,617,396	(5,919,215)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(26,020,775)	(26,095,925)	(404,832)	(562,581)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,280,508,150	74,654,222	—	(6,421,039)

NET ASSETS
Total increase (decrease) in net assets	2,113,381,222	(30,456,146)	3,212,564	(12,902,835)
Beginning of year	1,059,288,654	1,089,744,800	12,870,029	25,772,864

End of year	$3,172,669,876	$1,059,288,654	$16,082,593	$12,870,029

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Changes in Net Assets  (continued)

	iShares Europe ETF		iShares International Developed Property ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$28,195,816	$48,622,570	$2,546,539	$3,597,775
Net realized loss	(49,679,049)	(65,654,959)	(470,547)	(3,424,776)
Net change in unrealized appreciation (depreciation)	542,303,419	(229,823,941)	24,431,424	(24,328,613)

Net increase (decrease) in net assets resulting from operations	520,820,186	(246,856,330)	26,507,416	(24,155,614)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(27,830,960)	(56,851,075)	(1,993,212)	(7,959,194)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(79,151,475)	(447,045,459)	(19,458,302)	(21,427,554)

NET ASSETS
Total increase (decrease) in net assets	413,837,751	(750,752,864)	5,055,902	(53,542,362)
Beginning of year	1,252,106,721	2,002,859,585	78,328,741	131,871,103

End of year	$1,665,944,472	$1,252,106,721	$83,384,643	$78,328,741

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares International Developed Small Cap Value Factor ETF Period From 03/23/21 to 03/31/21 (a)	iShares International Dividend Growth ETF
		Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,146	$3,073,259	$2,232,317
Net realized gain (loss)	(4)	8,076,946	1,688,399
Net change in unrealized appreciation (depreciation)	(31,682)	24,946,116	(18,402,094)

Net increase (decrease) in net assets resulting from operations	(4,540)	36,096,321	(14,481,378)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	—	(3,199,818)	(2,238,984)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	6,879,101	77,315,151	21,035,280

NET ASSETS
Total increase in net assets	6,874,561	110,211,654	4,314,918
Beginning of period	—	79,643,673	75,328,755

End of period	$6,874,561	$189,855,327	$79,643,673

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Changes in Net Assets (continued)

	iShares Latin America 40 ETF

	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income	$31,050,991	$46,568,649

Net realized loss	(259,401,223)	(118,323,660)

Net change in unrealized appreciation (depreciation)	581,656,255	(591,915,135)

Net increase (decrease) in net assets resulting from operations	353,306,023	(663,670,146)

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	(24,930,898)	(49,137,855)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	644,338,355	(18,479,273)

NET ASSETS

Total increase (decrease) in net assets	972,713,480	(731,287,274)

Beginning of year	797,876,955	1,529,164,229

End of year	$1,770,590,435	$797,876,955

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Asia 50 ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$56.05	$61.05	$67.20	$52.54	$43.58

Net investment income(a)	1.31	1.42	1.48	1.06	1.04

Net realized and unrealized gain (loss)(b)	34.52	(4.94)	(6.25)	14.56	8.98

Net increase (decrease) from investment operations	35.83	(3.52)	(4.77)	15.62	10.02

Distributions(c)

From net investment income	(0.97)	(1.48)	(1.38)	(0.96)	(1.06)

Total distributions	(0.97)	(1.48)	(1.38)	(0.96)	(1.06)

Net asset value, end of year	$90.91	$56.05	$61.05	$67.20	$52.54

Total Return

Based on net asset value	64.22%	(6.00)%	(6.94)%	29.86%	23.38%

Ratios to Average Net Assets

Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	1.66%	2.32%	2.43%	1.67%	2.20%

Supplemental Data

Net assets, end of year (000)	$3,172,670	$1,059,289	$1,089,745	$947,500	$346,766

Portfolio turnover rate(d)	46%	6%	10%	16%	12%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Emerging Markets Infrastructure ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$19.80	$28.64	$32.07	$31.49	$29.66

Net investment income(a)	0.65	0.75	0.75	0.66	0.90

Net realized and unrealized gain (loss)(b)	4.91	(8.94)	(3.45)	0.77	1.82

Net increase (decrease) from investment operations	5.56	(8.19)	(2.70)	1.43	2.72

Distributions(c)

From net investment income	(0.62)	(0.65)	(0.73)	(0.85)	(0.89)

Total distributions	(0.62)	(0.65)	(0.73)	(0.85)	(0.89)

Net asset value, end of year	$24.74	$19.80	$28.64	$32.07	$31.49

Total Return

Based on net asset value	28.33%	(29.33)%	(8.35)%	4.55%	9.46%

Ratios to Average Net Assets

Total expenses	0.60%	0.75%	0.75%	0.75%	0.75%

Net investment income	2.90%	2.60%	2.56%	2.02%	3.03%

Supplemental Data

Net assets, end of year (000)	$16,083	$12,870	$25,773	$41,686	$47,235

Portfolio turnover rate(d)	27%	18%	25%	21%	24%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Europe ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$35.42	$43.40	$46.48	$41.82	$39.32

Net investment income(a)	0.85	1.24	1.42	1.10	1.24	(b)
Net realized and unrealized gain (loss)(c)	14.82	(7.78)	(3.16)	4.69	2.46

Net increase (decrease) from investment operations	15.67	(6.54)	(1.74)	5.79	3.70

Distributions(d)
From net investment income	(0.84)	(1.44)	(1.34)	(1.13)	(1.20)

Total distributions	(0.84)	(1.44)	(1.34)	(1.13)	(1.20)

Net asset value, end of year	$50.25	$35.42	$43.40	$46.48	$41.82

Total Return
Based on net asset value	44.70%	(15.61)%	(3.73)%	13.96%	9.65	%(b)

Ratios to Average Net Assets
Total expenses	0.60%	0.59%	0.59%	0.59%	0.60%

Total expenses excluding professional fees for foreign withholding tax claims	0.59%	0.59%	0.59%	N/A	0.60%

Net investment income	1.94%	2.84%	3.23%	2.39%	3.17	%(b)

Supplemental Data
Net assets, end of year (000)	$1,665,944	$1,252,107	$2,002,860	$2,765,550	$2,471,335

Portfolio turnover rate(e)	5%	5%	7%	3%	5%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases for the year ended March 31, 2017:
•	Net investment income per share by $0.02.
•	Total return by 0.05%.
•	Ratio of net investment income to average net assets by 0.04%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares International Developed Property ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$27.97	$38.79	$38.95	$35.50	$36.74

Net investment income(a)	0.94	1.14	1.19	1.17	1.09
Net realized and unrealized gain (loss)(b)	8.19	(9.31)	0.23	3.96	(0.43)

Net increase (decrease) from investment operations	9.13	(8.17)	1.42	5.13	0.66

Distributions(c)
From net investment income	(0.85)	(2.65)	(1.58)	(1.68)	(1.87)
Return of capital	—	—	—	—	(0.03)

Total distributions	(0.85)	(2.65)	(1.58)	(1.68)	(1.90)

Net asset value, end of year	$36.25	$27.97	$38.79	$38.95	$35.50

Total Return
Based on net asset value	32.96%	(22.52)%	3.91%	14.58%	1.97%

Ratios to Average Net Assets
Total expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	2.92%	3.01%	3.16%	3.04%	3.00%

Supplemental Data
Net assets, end of year (000)	$83,385	$78,329	$131,871	$155,780	$131,339

Portfolio turnover rate(d)	16%	8%	9%	11%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout the period)

	iShares International Developed Small Cap Value Factor ETF

	Period From 03/23/21 to 03/31/21	(a)

Net asset value, beginning of period	$34.52

Net investment income(b)	0.16

Net realized and unrealized loss(c)	(0.31)

Net decrease from investment operations	(0.15)

Net asset value, end of period	$34.37

Total Return

Based on net asset value	(0.43	)%(d)

Ratios to Average Net Assets

Total expenses	0.40	%(e)

Total expenses after fees waived	0.30	%(e)

Net investment income	17.96	%(e)

Supplemental Data

Net assets, end of period (000)	$6,875

Portfolio turnover rate(f)	0	%(d)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares International Dividend Growth ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Period From 05/17/16 to 03/31/17	(a)

Net asset value, beginning of period	$45.51	$53.81	$56.40	$51.23	$48.33

Net investment income(b)	1.53	1.56	1.51	1.27	1.09

Net realized and unrealized gain (loss)(c)	18.87	(8.24)	(2.58)	5.31	2.70

Net increase (decrease) from investment operations	20.40	(6.68)	(1.07)	6.58	3.79

Distributions(d)

From net investment income	(1.55)	(1.62)	(1.52)	(1.41)	(0.89)

Total distributions	(1.55)	(1.62)	(1.52)	(1.41)	(0.89)

Net asset value, end of period	$64.36	$45.51	$53.81	$56.40	$51.23

Total Return

Based on net asset value	45.29%	(12.75)%	(1.88)%	12.93%	7.92	%(e)

Ratios to Average Net Assets

Total expenses	0.19%	0.22%	0.22%	0.22%	0.22	%(f)

Net investment income	2.66%	2.81%	2.80%	2.26%	2.56	%(f)

Supplemental Data

Net assets, end of period (000)	$189,855	$79,644	$75,329	$56,397	$20,490

Portfolio turnover rate(g)	66%	35%	34%	42%	42	%(e)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Not annualized.

(f)	Annualized.

(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Latin America 40 ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$18.34	$33.24	$37.28	$31.58	$25.23

Net investment income(a)	0.68	0.98	0.88	0.83	0.53

Net realized and unrealized gain (loss)(b)	9.09	(14.83)	(3.96)	5.49	6.26

Net increase (decrease) from investment operations	9.77	(13.85)	(3.08)	6.32	6.79

Distributions(c)

From net investment income	(0.55)	(1.05)	(0.96)	(0.62)	(0.44)

Total distributions	(0.55)	(1.05)	(0.96)	(0.62)	(0.44)

Net asset value, end of year	$27.56	$18.34	$33.24	$37.28	$31.58

Total Return

Based on net asset value	53.62%	(43.05)%	(7.93)%	20.38%	27.27%

Ratios to Average Net Assets

Total expenses	0.48%	0.48%	0.48%	0.48%	0.49%

Net investment income	2.78%	3.08%	2.68%	2.43%	1.87%

Supplemental Data

Net assets, end of year (000)	$1,770,590	$797,877	$1,529,164	$1,770,599	$1,081,491

Portfolio turnover rate(d)	20%	22%	20%	16%	13%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Asia 50	Non-diversified
Emerging Markets Infrastructure	Non-diversified
Europe	Diversified
International Developed Property	Diversified
International Developed Small Cap Value Factor(a)	Non-diversified
International Dividend Growth	Diversified
Latin America 40	Non-diversified

(a)	The Fund commenced operation on March 23, 2021.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statement of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the statement of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statement of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts ) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA as of March 31, 2021:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Asia 50
Citigroup Global Markets Inc.	$1,647,705	$1,647,705		$—	$—
HSBC Bank PLC	355,515	355,515		—	—
Morgan Stanley & Co. LLC	39,847,609	39,847,609		—	—

	$41,850,829	$41,850,829		$—	$—

Emerging Markets Infrastructure
Barclays Bank PLC	$216,486	$216,486		$—	$—
Deutsche Bank Securities Inc.	39,186	38,519		—	(667	)(b)
HSBC Bank PLC	72,562	72,562		—	—
Nomura Securities International Inc.	435,168	435,168		—	—

	$763,402	$762,735		$—	$(667)

Europe
Barclays Capital Inc.	$379,500	$379,500		$—	$—
BofA Securities, Inc.	1,933,926	1,933,926		—	—
HSBC Bank PLC	975,739	975,739		—	—
JPMorgan Securities LLC	235,865	235,865		—	—
Morgan Stanley & Co. LLC	402,204	402,204		—	—
UBS AG	602,370	602,370		—	—

	$4,529,604	$4,529,604		$—	$—

International Developed Property
BofA Securities, Inc.	$47,922	$47,922		$—	$—
Macquarie Bank Limited	38,448	38,448		—	—
Morgan Stanley & Co. LLC	137,064	137,064		—	—
SG Americas Securities LLC	34,789	34,789		—	—
State Street Bank & Trust Company	4,887	4,887		—	—

	$263,110	$263,110		$—	$—

International Dividend Growth
JPMorgan Securities LLC	$47,573	$47,573		$—	$—

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Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Latin America 40
BNP Paribas Prime Brokerage International Ltd.	$3,800,165	$3,800,165		$—	$—
BofA Securities, Inc.	7,130,466	7,130,466		—	—
Citigroup Global Markets Inc.	33,208,673	33,208,673		—	—
Pershing LLC	8,367,058	8,367,058		—	—
UBS AG	407,440	407,440		—	—
Wells Fargo Bank, National Association	395,740	395,740		—	—

	$53,309,542	$53,309,542		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statement of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statement of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

Asia 50	0.50%
Emerging Markets Infrastructure	0.60
International Developed Property	0.48
International Developed Small Cap Value Factor	0.40
International Dividend Growth	0.15

Effective December 17, 2020, for its investment advisory services to the iShares International Dividend Growth ETF, BFA is entitled to an annual investment advisory fee of 0.15%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to December 17, 2020, BFA was entitled to an annual investment advisory fee of 0.22%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

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Notes to Financial Statements  (continued)

For its investment advisory services to the iShares Europe ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $12 billion	0.6000%
Over $12 billion, up to and including $18 billion	0.5700
Over $18 billion, up to and including $24 billion	0.5415
Over $24 billion, up to and including $30 billion	0.5145
Over $30 billion	0.4888

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

For its investment advisory services to the iShares Latin America 40 ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $46 billion	0.5000%
Over $46 billion, up to and including $81 billion	0.4750
Over $81 billion, up to and including $111 billion	0.4513
Over $111 billion, up to and including $141 billion	0.4287
Over $141 billion	0.4073

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). For the iShares Emerging Markets Infrastructure ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through July 31, 2022 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds. For the iShares International Developed Small Cap Value Factor ETF, BFA has contractually agreed to waive a portion of its investment advisory fee through March 31, 2023 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.30% of average daily net assets.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended March 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

International Developed Small Cap Value Factor	$132

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

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Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended March 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Asia 50	$54,255
Emerging Markets Infrastructure	1,911
Europe	41,074
International Developed Property	13,251
International Dividend Growth	2,080
Latin America 40	50,876

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Asia 50	$34,012,618	$69,281,098	$(4,489,623)
Emerging Markets Infrastructure	385,905	73,170	(149,501)
Europe	5,430,681	7,311,899	(3,364,732)
International Developed Property	51,892	315,189	(118,433)
International Dividend Growth	10,381,725	8,011,409	(392,004)
Latin America 40	135,320	3,523,100	(2,758,627)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Asia 50	$2,064,774,910	$899,924,519
Emerging Markets Infrastructure	3,948,120	3,918,607
Europe	72,883,006	67,541,699
International Developed Property	23,870,949	13,668,807
International Developed Small Cap Value Factor	132,180	—
International Dividend Growth	89,552,316	75,761,573
Latin America 40	412,415,160	224,080,008

For the year ended March 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Asia 50	$94,194,403	$19,815,123
Europe	82,013,426	161,333,832
International Developed Property	72,523,376	101,316,289
International Developed Small Cap Value Factor	6,739,306	—
International Dividend Growth	115,754,705	52,374,319
Latin America 40	715,238,765	248,860,866

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2021, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Asia 50	$9,308,623	$(9,308,623)
Emerging Markets Infrastructure	24,510	(24,510)
Europe	(9,437,937)	9,437,937
International Developed Property	1,674,731	(1,674,731)
International Dividend Growth	9,130,997	(9,130,997)
Latin America 40	(88,273,846)	88,273,846

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/21	Year Ended 03/31/20

Asia 50
Ordinary income	$26,020,775	$26,095,925

Emerging Markets Infrastructure
Ordinary income	$404,832	$562,581

Europe
Ordinary income	$27,830,960	$56,851,075

International Developed Property
Ordinary income	$1,993,212	$7,959,194

International Dividend Growth
Ordinary income	$3,199,818	$2,238,984

Latin America 40
Ordinary income	$24,930,898	$49,137,855

As of March 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

Asia 50	$11,380,847	$(79,782,422)	$816,934,888	$748,533,313
Emerging Markets Infrastructure	64,845	(31,007,433)	(382,155)	(31,324,743)
Europe	13,580,188	(302,262,836)	(14,525,120)	(303,207,768)
International Developed Property	—	(28,214,572)	(13,706,334)	(41,920,906)
International Developed Small Cap Value Factor	35,272	—	(39,812)	(4,540)
International Dividend Growth	36,357	(6,354,796)	10,172,397	3,853,958
Latin America 40	12,298,665	(713,234,299)	(305,464,108)	(1,006,399,742)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the characterization of corporate actions and foreign withholding tax reclaims.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

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Notes to Financial Statements  (continued)

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia 50	$2,346,634,779	$857,706,923	$(40,379,087)	$817,327,836
Emerging Markets Infrastructure	17,227,841	2,563,909	(2,946,131)	(382,222)
Europe	1,676,926,861	340,965,296	(355,868,173)	(14,902,877)
International Developed Property	96,918,719	3,063,818	(16,761,219)	(13,697,401)
International Developed Small Cap Value Factor	6,879,616	74,595	(114,373)	(39,778)
International Dividend Growth	178,875,206	13,594,215	(3,366,786)	10,227,429
Latin America 40	2,127,362,293	134,047,016	(439,509,632)	(305,462,616)

9.	LINE OF CREDIT

The iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF, iShares International Dividend Growth ETF and iShares Latin America 40 ETF, along with certain other iShares funds (“Participating Funds”), are parties to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Funds, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

During the year ended March 31, 2021, the iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF and iShares Latin America 40 ETF did not borrow under the credit agreement.

For the year ended March 31, 2021, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowing	Weighted Average Interest Rates

International Dividend Growth	$520,000	$15,140	1.15%

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future,

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements  (continued)

could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the schedule of investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and a fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/21		Year Ended 03/31/20

iShares ETF	Shares	Amount	Shares	Amount

Asia 50
Shares sold	16,500,000	$1,320,555,253	1,950,000	$126,964,717
Shares redeemed	(500,000)	(40,047,103)	(900,000)	(52,310,495)

Net increase	16,000,000	$1,280,508,150	1,050,000	$74,654,222

Emerging Markets Infrastructure
Shares redeemed	—	$—	(250,000)	$(6,421,039)

Europe
Shares sold	2,250,000	$86,142,285	600,000	$28,120,692
Shares redeemed	(4,450,000)	(165,293,760)	(11,400,000)	(475,166,151)

Net decrease	(2,200,000)	$(79,151,475)	(10,800,000)	$(447,045,459)

International Developed Property
Shares sold	2,800,000	$86,165,116	500,000	$19,501,365
Shares redeemed	(3,300,000)	(105,623,418)	(1,100,000)	(40,928,919)

Net decrease	(500,000)	$(19,458,302)	(600,000)	$(21,427,554)

	Period Ended 03/31/21

iShares ETF	Shares	Amount

International Developed Small Cap Value Factor
Shares sold	200,000	$6,879,101

	Year Ended 03/31/21		Year Ended 03/31/20

iShares ETF	Shares	Amount	Shares	Amount

International Dividend Growth
Shares sold	2,150,000	$132,833,399	750,000	$44,015,939
Shares redeemed	(950,000)	(55,518,248)	(400,000)	(22,980,659)

Net increase	1,200,000	$77,315,151	350,000	$21,035,280

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements  (continued)

	Year Ended 03/31/21		Year Ended 03/31/20
iShares ETF	Shares	Amount	Shares	Amount

Latin America 40
Shares sold	37,000,000	$972,094,694	32,000,000	$1,054,075,612
Shares redeemed	(16,250,000)	(327,756,339)	(34,500,000)	(1,072,554,885)

Net increase (decrease)	20,750,000	$644,338,355	(2,500,000)	$(18,479,273)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF,

iShares Europe ETF, iShares International Developed Property ETF,

iShares International Developed Small Cap Value Factor ETF,

iShares International Dividend Growth ETF and iShares Latin America 40 ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF, iShares Europe ETF, iShares International Developed Property ETF, iShares International Developed Small Cap Value Factor ETF, iShares International Dividend Growth ETF and iShares Latin America 40 ETF (seven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF, iShares Europe ETF, iShares International Developed Property ETF, iShares International Dividend Growth ETF and iShares Latin America 40 ETF: statements of operations for the year ended March 31, 2021 and statements of changes in net assets for each of the two years in the period ended March 31, 2021.

iShares International Developed Small Cap Value Factor ETF: statements of operations and changes in net assets for the period March 23, 2021 (commencement of operations) to March 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	77

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended March 31, 2021 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction

Latin America 40	1.40%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Dividend Income

Asia 50	$28,928,071
Emerging Markets Infrastructure	261,222
Europe	42,418,166
International Developed Property	1,313,313
International Developed Small Cap Value Factor	28,780
International Dividend Growth	3,619,316
Latin America 40	30,714,619

For the fiscal year ended March 31, 2021, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Asia 50	$49,401,010	$4,298,971
Emerging Markets Infrastructure	532,751	21,517
Europe	42,837,403	4,029,243
International Developed Property	3,152,523	252,315
International Developed Small Cap Value Factor	31,694	524
International Dividend Growth	3,934,940	491,157
Latin America 40	38,159,651	2,895,397

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Board Review and Approval of Investment Advisory Contract

iShares International Developed Small Cap Value Factor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on December 10-11, 2020, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the overall fund expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board considered information that it had previously received regarding economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	79

Board Review and Approval of Investment Advisory Contract  (continued)

noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

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Statement Regarding Liquidity Risk Management Program  (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Asia 50 ETF, iShares Emerging Markets Infrastructure ETF, iShares Europe ETF, iShares International Developed Property ETF, iShares International Dividend Growth ETF and iShares Latin America 40 ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 2, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and closures in certain countries and the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a Fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following enhancements to the Program: (1) certain single country emerging market ETFs were added to a $300 million credit agreement with State Street Bank and Trust Company; and (2) certain updates were made to the RATS and HLIM calculation methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	81

Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Asia 50(a)	$0.796154	$—	$0.170087	$0.966241	82%	—%	18%	100%
Europe(a)	0.778348	—	0.063264	0.841612	92	—	8	100
International Dividend Growth	1.546824	—	—	1.546824	100	—	—	100
Latin America 40(a)	0.437008	—	0.114792	0.551800	79	—	21	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 376 funds as of March 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	83

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

84	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	85

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

CPO	Certificates of Participation (Ordinary)

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

NVS	Non-Voting Shares

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

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Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc. or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-304-0321

MARCH 31, 2021

2021 Annual Report

iShares Trust

•	iShares Currency Hedged JPX-Nikkei 400 ETF | HJPX | NYSE Arca

•	iShares JPX-Nikkei 400 ETF | JPXN | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2021 reflected a remarkable period of disruption and adaptation, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world instituted economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

As April 2020 began, stocks were near their lowest point since the beginning of the pandemic. However, a steady recovery began, as businesses started re-opening and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following the implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) was near all-time lows as the period began, reflecting a reduced investor appetite for risk. However, inflation concerns from a rapidly expanding economy raised yields late in the reporting period, leading to a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to positive returns for corporate bonds, particularly high-yield corporates, which gained substantially.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. In early 2021, President Biden signed one of the largest economic rescue packages in U.S. history, which should provide a solid tailwind for economic growth. In our view, inflation is likely to increase somewhat as the expansion continues, but moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion due to the change in Fed policy.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are neutral overall on credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.07%	56.35%
U.S. small cap equities (Russell 2000® Index)	48.05	94.85
International equities (MSCI Europe, Australasia, Far East Index)	20.08	44.57
Emerging market equities (MSCI Emerging Markets Index)	22.43	58.39
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.12
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.88)	(8.23)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.73)	0.71
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.46	5.29
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.35	23.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended March 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 54.60% in U.S. dollar terms for the reporting period.

The reporting period began near the height of uncertainty surrounding the coronavirus pandemic, which drove equity prices to a multi-year low. However, stocks began to recover as governments took measures to adapt to the economic and public health impact of the novel coronavirus. In November 2020, news that several vaccines under development showed high effectiveness rates boosted equities. Optimism about the growth outlook for the global economy led to further advances, and stocks moved past pre-pandemic prices to reach all-time highs near the end of the reporting period.

The U.S. experienced a remarkable recovery from the depths of the pandemic-induced upheaval, and U.S. stocks rebounded to post substantial gains. As the reporting period began, unemployment reached its highest level since the Great Depression, and economic activity was declining, with a significant contraction in the second quarter of 2020. However, unprecedented fiscal stimulus began to reverse the downward economic momentum. Individuals began to receive direct payments in April 2020 as part of the U.S. $2.2 trillion CARES Act, and payments to support businesses that kept employees on payroll helped to stabilize the economy. Unemployment began to decline, decreasing each month between April 2020 and November 2020, yet remained elevated compared to pre-pandemic levels.

The U.S. Federal Reserve (“Fed”) also responded to the pandemic, acting to stabilize bond markets by continuing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities, which later expanded to include corporate bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy.

Stocks in Europe also gained significantly, despite a recovery that trailed other major economies. European countries experienced some of the highest infection rates early in the pandemic, particularly Italy, Spain, and the U.K., and governments instituted a series of restrictions that weighed on economic growth. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased and Eurozone countries reached a deal for a collective €750 billion of stimulus spending. However, a new wave of cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020, even as much of the world was returning to growth. The continent also faced headwinds due to a slow vaccine rollout and another sharp increase in coronavirus cases in March 2021, which prompted the return of some restrictions.

Asia-Pacific regional stocks advanced notably amid a sharp rebound in economic activity. While the course of the pandemic varied by country, the Asia-Pacific region overall had fewer cases and deaths per capita than other regions, despite an increase late in the reporting period. China returned to growth in the second quarter of 2020, earlier than most countries. China’s restart helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. In November 2020, 14 countries joined China to form the world’s largest trade pact, the Regional Comprehensive Economic Partnership, designed to facilitate trade between its members.

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Fund Summary as of March 31, 2021	iShares® Currency Hedged JPX-Nikkei 400 ETF

Investment Objective

The iShares Currency Hedged JPX-Nikkei 400 ETF (the “Fund”) seeks to track the investment results of an index composed of broad-based Japanese equities while mitigating exposure to fluctuations between the value of the Japanese yen and the U.S. dollar, as represented by the JPX-Nikkei 400 Net Total Return USD Hedged Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares JPX-Nikkei 400 ETF.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	45.49%	10.88%	9.39%	45.49%	67.57%	63.91%
Fund Market	44.55	10.73	9.37	44.55	66.48	63.77
Index	43.16	11.20	10.07	43.16	70.04	69.55

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/29/15. The first day of secondary market trading was 10/1/15.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$1,000.00	$1,216.10	$0.06		$1,000.00	$1,024.90	$0.05		0.01%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2021 (continued)	iShares® Currency Hedged JPX-Nikkei 400 ETF

Portfolio Management Commentary

Japanese stocks advanced for the reporting period in U.S. dollar terms as the economy recovered from the coronavirus pandemic and its worst recession since World War II. A massive government stimulus program, including bond and stock purchases, supported the recovery in equities. Amid a global economic reopening, foreign demand drove higher exports and capital spending. Consumer confidence and spending improved from pandemic-induced lows.

Industrials sector stocks were the largest contributors to the Index’s return, as a rebound in exports drove gains in the capital goods industry. Machinery stocks advanced amid high demand for robots and automation equipment from electric vehicle (“EV”) and technology product manufacturers, especially in China. Trading companies and distributors benefited from rising commodity prices and strong demand for basic goods such as chemicals.

Consumer discretionary stocks were solid contributors to the Index’s performance, led by the automobiles and components industry. While pandemic-related restrictions slowed economies, temporarily closed factories, and upset supply chains, sales of EVs remained strong, supported by more stringent emissions standards, incentives, and new models. Total vehicle sales started to recover in the second half of the reporting period as economies reopened, particularly in China and the U.S. Consumer electronics stocks also contributed, benefiting from increased demand as homebound consumers increased spending on home entertainment.

The information technology sector was also a strong contributor, led by the technology hardware and equipment industry. The ongoing adoption of robotics and automated systems in manufacturing along with the rising demand for smartphone components supported the industry. Within the communication services sector, wireless telecommunication services stocks drove a notable contribution, largely due to gains in the portfolio companies of a technology conglomerate. Entertainment stocks also contributed, benefiting from rising sales of video games and consoles.

The Japanese yen declined by approximately 3% against the U.S. dollar for the reporting period. Climbing U.S. bond yields and expectations for higher economic growth worked against the Japanese yen, particularly near the end of the reporting period.

The Japanese yen’s negative performance meant hedging activity contributed to the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the Japanese yen’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Japanese equities measured in Japanese yen.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	99.7%
Short-term Investments	0.0 (a)
Forward foreign currency exchange contracts, net cumulative appreciation	3.7
Other assets less liabilities	(3.4)

(a)	Rounds to less than 0.1%.

ALLOCATION BY SECTOR (of the UNDERLYING FUND)

Sector	Percent of Total Investment(a)
Industrials	24.1%
Consumer Discretionary	15.6
Information Technology	12.8
Health Care	10.2
Financials	9.7
Consumer Staples	8.6
Communication Services	7.8
Materials	6.4
Real Estate	2.7
Utilities	1.3
Energy	0.8

(a)	Excludes money market funds.

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Fund Summary as of March 31, 2021	iShares® JPX-Nikkei 400 ETF

Investment Objective

The iShares JPX-Nikkei 400 ETF (the “Fund”) seeks to track the investment results of a broad-based benchmark composed of Japanese equities, as represented by the JPX-Nikkei Index 400 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	38.91%	9.83%	6.76%	38.91%	59.78%	92.28%
Fund Market	40.50	9.95	6.87	40.50	60.67	94.41
Index	39.32	10.17	7.04	39.32	62.30	97.44

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through January 30, 2013 is calculated using currency exchange (FX) rates corresponding to 5:15 P.M. ET. Index performance beginning on January 31, 2013 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Index performance through September 3, 2015 reflects the performance of the S&P/TOPIX 150TM. Index performance beginning on September 4, 2015 reflects the performance of the JPX-Nikkei Index 400.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,160.60	$2.59		$1,000.00	$1,022.50	$2.42		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2021 (continued)	iShares® JPX-Nikkei 400 ETF

Portfolio Management Commentary

Japanese stocks advanced for the reporting period as the economy recovered from the coronavirus pandemic and its worst recession since World War II. A massive government stimulus program, including bond and stock purchases, supported the recovery in equities. Amid a global economic reopening, foreign demand drove higher exports and capital spending. Consumer confidence and spending improved from pandemic-induced lows.

Industrials sector stocks were the largest contributors to the Index’s return, as a rebound in exports drove gains in the capital goods industry. Machinery stocks advanced amid high demand for robots and automation equipment from electric vehicle (“EV”) and technology product manufacturers, especially in China. Trading companies and distributors benefited from rising commodity prices and strong demand for basic goods such as chemicals.

Consumer discretionary stocks were solid contributors to the Index’s performance, led by the automobiles and components industry. While pandemic-related restrictions slowed economies, temporarily closed factories, and upset supply chains, sales of EVs remained strong, supported by more stringent emissions standards, incentives, and new models. Total vehicle sales started to recover in the second half of the reporting period as economies reopened, particularly in China and the U.S. Consumer electronics stocks also contributed, benefiting from increased demand as homebound consumers increased spending on home entertainment.

The information technology sector was also a strong contributor, led by the technology hardware and equipment industry. The ongoing adoption of robotics and automated systems in manufacturing along with the rising demand for smartphone components supported the industry. Within the communication services sector, wireless telecommunication services stocks drove a notable contribution, largely due to gains in the portfolio companies of a technology conglomerate. Entertainment stocks also contributed, benefiting from rising sales of video games and consoles.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	24.1%
Consumer Discretionary	15.6
Information Technology	12.8
Health Care	10.2
Financials	9.7
Consumer Staples	8.6
Communication Services	7.8
Materials	6.4
Real Estate	2.7
Utilities	1.3
Energy	0.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
SoftBank Group Corp.	1.9%
Sony Corp.	1.8
Mitsubishi UFJ Financial Group Inc.	1.8
Recruit Holdings Co. Ltd.	1.7
Shin-Etsu Chemical Co. Ltd.	1.6
Nidec Corp.	1.6
Nippon Telegraph & Telephone Corp.	1.5
Toyota Motor Corp.	1.4
Keyence Corp.	1.4
Daikin Industries Ltd.	1.4

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments March 31, 2021	iShares® Currency Hedged JPX-Nikkei 400 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 99.7%
iShares JPX-Nikkei 400 ETF(a)	48,004	$3,532,614

Total Investment Companies — 99.7% (Cost: $2,865,883)		3,532,614

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	1,000	1,000

Total Short-Term Investments — 0.0% (Cost: $1,000)		1,000

Total Investments in Securities — 99.7% (Cost: $2,866,883)		3,533,614

Other Assets, Less Liabilities — 0.3%		9,123

Net Assets — 100.0%		$3,542,737

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$1,000	$0	(a)	$—	$—	$—	$1,000	1,000	$2	$—
iShares JPX-Nikkei 400 ETF	2,476,780	358,360		(246,850)	(14,242)	958,566	3,532,614	48,004	42,289	—

					$(14,242)	$958,566	$3,533,614		$42,291	$—

(a)	Represents net amount purchased (sold).

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,449,642	JPY	367,381,000	MS	04/05/21	$131,575
USD	3,545,322	JPY	391,622,000	MS	05/10/21	7,160

						138,735

JPY	367,381,000	USD	3,325,830	MS	04/05/21	(7,762)
USD	14,435	JPY	1,598,000	MS	05/10/21	(3)

						(7,765)

	Net unrealized appreciation					$130,970

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Currency Hedged JPX-Nikkei 400 ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$138,735

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$7,765

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$(60,049)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$188,220

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,727,976
Average amounts sold — in USD	$6,764,226

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$138,735	$7,765

Total derivative assets and liabilities in the Statement of Assets and Liabilities	138,735	7,765
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	138,735	7,765

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Assets	(b)

Morgan Stanley & Co. International PLC	$138,735	$(7,765)		$130,970

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Liabilities

Morgan Stanley & Co. International PLC	$7,765	$(7,765)		$—

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) March 31, 2021	iShares® Currency Hedged JPX-Nikkei 400 ETF

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$3,532,614	$—	$—	$3,532,614
Money Market Funds	1,000	—	—	1,000

	$3,533,614	$—	$—	$3,533,614

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$138,735	$—	$138,735
Liabilities
Forward Foreign Currency Exchange Contracts	—	(7,765)	—	(7,765)

	$—	$130,970	$—	$130,970

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® JPX-Nikkei 400 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 0.2%
Yamato Holdings Co. Ltd.	6,400	$175,783

Airlines — 0.6%
ANA Holdings Inc.(a)	12,000	279,312
Japan Airlines Co. Ltd.(a)	10,400	232,471

		511,783

Auto Components — 2.9%
Aisin Seiki Co. Ltd.	4,000	152,036
Bridgestone Corp.	12,000	485,973
Denso Corp.	10,400	691,482
Koito Manufacturing Co. Ltd.	2,500	167,873
NGK Spark Plug Co. Ltd.	3,200	55,341
Nifco Inc./Japan	1,600	58,425
Stanley Electric Co. Ltd.	3,200	95,421
Sumitomo Electric Industries Ltd.	16,800	252,076
Sumitomo Rubber Industries Ltd.	4,000	47,240
Toyo Tire Corp.	2,400	42,527
Toyoda Gosei Co. Ltd.	1,600	42,107
Toyota Boshoku Corp.	1,600	26,498
Toyota Industries Corp.	4,000	356,923
TS Tech Co. Ltd.	1,600	23,877
Yokohama Rubber Co. Ltd. (The)	2,400	43,005

		2,540,804

Automobiles — 3.9%
Honda Motor Co. Ltd.	36,800	1,105,332
Isuzu Motors Ltd.	13,600	146,339
Mazda Motor Corp.	14,400	117,546
Subaru Corp.	13,600	271,262
Suzuki Motor Corp.	8,800	400,181
Toyota Motor Corp.	16,084	1,254,115
Yamaha Motor Co. Ltd.	6,700	164,377

		3,459,152

Banks — 5.3%
Aozora Bank Ltd.	2,400	55,037
Chiba Bank Ltd. (The)	15,200	99,728
Concordia Financial Group Ltd.	28,000	113,774
Fukuoka Financial Group Inc.	4,000	75,982
Mebuki Financial Group Inc.	24,000	56,688
Mitsubishi UFJ Financial Group Inc.	294,400	1,576,439
Mizuho Financial Group Inc.	62,050	897,900
Resona Holdings Inc.	49,600	208,634
Seven Bank Ltd.	15,200	34,802
Shinsei Bank Ltd.	4,000	64,760
Sumitomo Mitsui Financial Group Inc.	32,000	1,160,398
Sumitomo Mitsui Trust Holdings Inc.	8,804	307,463

		4,651,605

Beverages — 1.2%
Asahi Group Holdings Ltd.	10,400	439,059
Ito En Ltd.	1,600	98,317
Kirin Holdings Co. Ltd.	20,000	383,801
Suntory Beverage & Food Ltd.	3,200	119,167

		1,040,344

Building Products — 1.9%
AGC Inc.	4,000	167,602
Aica Kogyo Co. Ltd.	1,600	57,774
Daikin Industries Ltd.	5,900	1,191,746
Nichias Corp.	1,600	40,688

Security	Shares	Value

Building Products (continued)
Sanwa Holdings Corp.	4,000	$52,452
TOTO Ltd.	3,200	196,923

		1,707,185

Capital Markets — 1.1%
Daiwa Securities Group Inc.	34,400	178,102
Japan Exchange Group Inc.	12,800	300,597
Nomura Holdings Inc.	70,400	370,412
SBI Holdings Inc.	5,600	152,036

		1,001,147

Chemicals — 5.2%
Air Water Inc.	4,800	84,272
Asahi Kasei Corp.	30,400	350,632
Daicel Corp.	5,600	43,178
Denka Co. Ltd.	1,600	64,000
DIC Corp.	1,600	41,513
JSR Corp.	4,800	145,086
Kansai Paint Co. Ltd.	4,800	128,362
KH Neochem Co. Ltd.	800	20,257
Kuraray Co. Ltd.	7,200	82,295
Mitsubishi Chemical Holdings Corp.	30,400	228,316
Mitsubishi Gas Chemical Co. Inc.	4,800	117,893
Mitsui Chemicals Inc.	4,000	126,516
Nippon Paint Holdings Co. Ltd.	19,000	274,253
Nippon Sanso Holdings Corp.	4,000	76,163
Nissan Chemical Corp.	2,400	128,362
Nitto Denko Corp.	3,200	273,955
NOF Corp.	1,600	83,837
Shin-Etsu Chemical Co. Ltd.	8,400	1,414,697
Showa Denko KK	3,200	91,222
Sumitomo Chemical Co. Ltd.	36,000	186,679
Teijin Ltd.	4,000	69,032
Tokai Carbon Co. Ltd.	4,800	77,625
Tokuyama Corp.	1,600	40,442
Toray Industries Inc.	32,800	211,493
Tosoh Corp.	7,200	138,005
Ube Industries Ltd.	2,400	51,214

		4,549,299

Commercial Services & Supplies — 0.6%
Park24 Co. Ltd.(a)	2,400	44,937
Pilot Corp.	800	25,557
Secom Co. Ltd.	4,800	404,547
Sohgo Security Services Co. Ltd.	1,600	75,728

		550,769

Construction & Engineering — 1.2%
COMSYS Holdings Corp.	2,400	74,063
Hazama Ando Corp.	4,000	30,733
Kajima Corp.	11,200	159,233
Kumagai Gumi Co. Ltd.	800	21,756
Kyowa Exeo Corp.	2,400	63,464
Kyudenko Corp.	800	30,624
Maeda Corp.	3,200	27,685
Nippo Corp.	1,600	43,729
Nishimatsu Construction Co. Ltd.	900	22,871
Obayashi Corp.	14,400	132,271
Penta-Ocean Construction Co. Ltd.	6,400	50,331
Shimizu Corp.	14,400	116,764
Sumitomo Mitsui Construction Co. Ltd.	3,220	14,541
Taisei Corp.	4,800	185,484
Toda Corp.	5,600	41,100

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2021	iShares® JPX-Nikkei 400 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
Tokyu Construction Co. Ltd.	1,600	$8,717

		1,023,366

Construction Materials — 0.1%
Taiheiyo Cement Corp.	3,200	84,300

Consumer Finance — 0.1%
Acom Co. Ltd.	8,800	41,014
AEON Financial Service Co. Ltd.	2,400	32,253
Orient Corp.	12,000	16,724

		89,991

Distributors — 0.1%
PALTAC Corp.	800	43,366

Diversified Financial Services — 0.8%
Financial Products Group Co. Ltd.	1,600	10,454
Fuyo General Lease Co. Ltd.	800	55,167
Mitsubishi UFJ Lease & Finance Co. Ltd.	10,400	62,871
ORIX Corp.	28,000	473,339
Tokyo Century Corp.	800	53,864
Zenkoku Hosho Co. Ltd.	1,600	73,557

		729,252

Diversified Telecommunication Services — 1.5%
Nippon Telegraph & Telephone Corp.	49,600	1,275,685

Electric Utilities — 0.8%
Chubu Electric Power Co. Inc.	14,400	185,701
Chugoku Electric Power Co. Inc. (The)	6,400	78,711
Hokkaido Electric Power Co. Inc.	4,000	18,281
Kansai Electric Power Co. Inc. (The)	17,600	190,813
Kyushu Electric Power Co. Inc.	10,400	102,776
Tohoku Electric Power Co. Inc.	11,200	105,919

		682,201

Electrical Equipment — 2.5%
Fuji Electric Co. Ltd.	2,400	100,127
Furukawa Electric Co. Ltd.	1,600	43,004
Mitsubishi Electric Corp.	46,400	708,177
Nidec Corp.	11,200	1,361,738

		2,213,046

Electronic Equipment, Instruments & Components — 6.1%
Alps Alpine Co. Ltd.	4,000	52,851
Anritsu Corp.(b)	3,200	69,966
Azbil Corp.	3,200	137,991
Daiwabo Holdings Co. Ltd.	2,000	30,443
Hamamatsu Photonics KK	3,200	189,394
Hitachi Ltd.	22,400	1,014,386
Horiba Ltd.	800	50,534
Keyence Corp.	2,744	1,248,334
Kyocera Corp.	7,200	457,738
Murata Manufacturing Co. Ltd.	13,600	1,088,246
Omron Corp.	4,000	312,760
Shimadzu Corp.	5,600	202,968
Taiyo Yuden Co. Ltd.	2,400	112,941
TDK Corp.	2,400	332,959
Yokogawa Electric Corp.	4,800	88,528

		5,390,039

Entertainment — 2.3%
Akatsuki Inc.	200	8,100
Capcom Co. Ltd.	4,800	156,163
Daiichikosho Co. Ltd.	800	31,059

Security	Shares	Value

Entertainment (continued)
GungHo Online Entertainment Inc.	890	$17,607
Koei Tecmo Holdings Co. Ltd.	1,040	46,729
Konami Holdings Corp.	1,600	95,421
Nexon Co. Ltd.	11,200	363,873
Nintendo Co. Ltd.	1,900	1,062,796
Square Enix Holdings Co. Ltd.	1,900	105,747
Toei Animation Co. Ltd.	200	21,448
Toho Co. Ltd.	3,200	130,027

		2,038,970

Food & Staples Retailing — 2.3%
Aeon Co. Ltd.	17,600	525,452
Ain Holdings Inc.	800	51,692
Cosmos Pharmaceutical Corp.	400	62,516
Create SD Holdings Co. Ltd.	800	26,063
Kobe Bussan Co. Ltd.	3,200	85,864
Kusuri no Aoki Holdings Co. Ltd.	500	38,371
Lawson Inc.	1,600	78,624
Matsumotokiyoshi Holdings Co. Ltd.	1,600	71,385
Seven & i Holdings Co. Ltd.	17,600	710,849
Sugi Holdings Co. Ltd.	800	63,493
Sundrug Co. Ltd.	1,600	58,642
Tsuruha Holdings Inc.	1,000	129,231
Welcia Holdings Co. Ltd.	2,400	82,534
Yaoko Co. Ltd.	800	49,231

		2,033,947

Food Products — 1.8%
Ajinomoto Co. Inc.	11,200	229,625
Ariake Japan Co. Ltd.	800	48,579
Calbee Inc.	2,400	61,292
Kagome Co. Ltd.	1,600	50,896
Kewpie Corp.	3,200	72,977
Kikkoman Corp.	3,200	190,842
Kotobuki Spirits Co. Ltd.	800	52,054
Maruha Nichiro Corp.	800	19,005
MEIJI Holdings Co. Ltd.	3,200	206,190
Morinaga & Co. Ltd./Japan	900	32,213
Morinaga Milk Industry Co. Ltd.	800	42,136
NH Foods Ltd.	1,600	68,706
Nichirei Corp.	2,400	61,879
Nippon Suisan Kaisha Ltd.	6,400	30,813
Nissin Foods Holdings Co. Ltd.	1,600	118,878
Toyo Suisan Kaisha Ltd.	2,400	100,995
Yakult Honsha Co. Ltd.	3,200	162,172

		1,549,252

Gas Utilities — 0.4%
Osaka Gas Co. Ltd.	8,800	171,779
Tokyo Gas Co. Ltd.	8,800	196,109

		367,888

Health Care Equipment & Supplies — 3.1%
Asahi Intecc Co. Ltd.	5,600	154,570
Hoya Corp.	9,200	1,082,769
Japan Lifeline Co. Ltd.	1,600	20,286
Nihon Kohden Corp.	1,600	46,769
Olympus Corp.	25,600	530,766
Sysmex Corp.	3,600	388,507
Terumo Corp.	14,400	521,137

		2,744,804

Health Care Providers & Services — 0.3%
Alfresa Holdings Corp.	4,800	92,655

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® JPX-Nikkei 400 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Medipal Holdings Corp.	4,800	$92,264
Ship Healthcare Holdings Inc.	1,600	45,032

		229,951

Health Care Technology — 0.6%
M3 Inc.	8,000	548,127

Hotels, Restaurants & Leisure — 1.2%
HIS Co. Ltd.(a)(b)	800	16,036
KOMEDA Holdings Co. Ltd.	800	14,588
McDonald’s Holdings Co. Japan Ltd.	1,800	83,077
Oriental Land Co. Ltd.	4,800	722,172
Skylark Holdings Co. Ltd.(a)	4,800	71,935
Sushiro Global Holdings Ltd.	2,400	106,208
Zensho Holdings Co. Ltd.	2,400	61,488

		1,075,504

Household Durables — 3.9%
Casio Computer Co. Ltd.	4,000	75,475
Haseko Corp.	4,800	67,287
Iida Group Holdings Co. Ltd.	4,000	96,869
Nikon Corp.	7,200	67,439
Open House Co. Ltd.	1,600	68,344
Panasonic Corp.	49,600	638,965
Rinnai Corp.	800	89,701
Sekisui Chemical Co. Ltd.	9,600	184,615
Sekisui House Ltd.	16,000	343,747
Sharp Corp.	5,600	96,796
Sony Corp.	15,200	1,594,968
Sumitomo Forestry Co. Ltd.	4,000	86,371

		3,410,577

Household Products — 0.7%
Lion Corp.	5,600	109,415
Pigeon Corp.	3,200	121,629
Unicharm Corp.	9,600	403,548

		634,592

Independent Power and Renewable Electricity Producers — 0.1%
Electric Power Development Co. Ltd.	4,000	70,009

Industrial Conglomerates — 0.1%
Keihan Holdings Co. Ltd.	2,400	99,909
TOKAI Holdings Corp.	2,400	20,764

		120,673

Insurance — 2.2%
Dai-ichi Life Holdings Inc.	24,000	413,104
MS&AD Insurance Group Holdings Inc.	11,200	329,311
Sompo Holdings Inc.	8,000	307,113
T&D Holdings Inc.	13,600	175,508
Tokio Marine Holdings Inc.	15,200	724,235

		1,949,271

Interactive Media & Services — 0.5%
Dip Corp.	800	20,988
Kakaku.com Inc.	3,200	87,457
Mixi Inc.	900	22,561
Z Holdings Corp.	62,400	310,927

		441,933

Internet & Direct Marketing Retail — 0.4%
Rakuten Inc.	20,800	248,282
ZOZO Inc.	3,200	94,697

		342,979

Security	Shares	Value

IT Services — 2.6%
Digital Garage Inc.	800	$32,615
Fujitsu Ltd.	4,100	593,665
GMO Payment Gateway Inc.	900	119,566
Infocom Corp.	800	20,373
Itochu Techno-Solutions Corp.	2,400	77,430
NEC Corp.	6,400	377,629
Nihon Unisys Ltd.	1,600	49,376
Nomura Research Institute Ltd.	8,064	249,947
NS Solutions Corp.	800	25,412
NTT Data Corp.	11,800	182,927
Obic Co. Ltd.	1,600	292,923
Otsuka Corp.	2,400	112,507
SCSK Corp.	800	47,493
TIS Inc.	4,800	114,722

		2,296,585

Leisure Products — 1.0%
Bandai Namco Holdings Inc.	4,000	285,720
Shimano Inc.	1,600	381,900
Yamaha Corp.	3,200	174,045

		841,665

Machinery — 6.3%
Amada Co. Ltd.	7,200	80,405
Daifuku Co. Ltd.	2,400	235,439
DMG Mori Co. Ltd.	3,200	52,532
FANUC Corp.	4,000	947,873
Fuji Corp./Aichi	2,400	61,575
Hino Motors Ltd.	5,600	48,246
Hitachi Construction Machinery Co. Ltd.	2,400	76,996
Hoshizaki Corp.	1,600	143,059
IHI Corp.	3,200	65,014
Japan Steel Works Ltd. (The)	1,600	38,038
Komatsu Ltd.	20,800	643,577
Kubota Corp.	24,000	547,222
Makita Corp.	5,600	240,471
MINEBEA MITSUMI Inc.	8,800	225,296
MISUMI Group Inc.	5,600	162,932
Mitsubishi Heavy Industries Ltd.	8,000	249,701
Miura Co. Ltd.	1,600	86,588
Nabtesco Corp.	2,400	109,901
NGK Insulators Ltd.	5,600	102,574
NSK Ltd.	9,600	98,606
OSG Corp.	2,400	42,809
SMC Corp.	1,400	814,787
Sumitomo Heavy Industries Ltd.	2,400	66,787
Takeuchi Manufacturing Co. Ltd.	800	22,407
THK Co. Ltd.	3,200	110,914
Yaskawa Electric Corp.	4,800	239,348

		5,513,097

Media — 0.3%
Dentsu Group Inc.	4,800	154,208
Hakuhodo DY Holdings Inc.	6,400	106,860

		261,068

Metals & Mining — 0.9%
Asahi Holdings Inc.	1,600	30,668
JFE Holdings Inc.(a)	13,625	168,062
Nippon Steel Corp.(a)	21,604	368,832
Sumitomo Metal Mining Co. Ltd.	5,600	242,194

		809,756

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2021	iShares® JPX-Nikkei 400 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail — 0.6%
Izumi Co. Ltd.	800	$31,385
J Front Retailing Co. Ltd.	5,600	53,263
Marui Group Co. Ltd.	4,000	75,258
Pan Pacific International Holdings Corp.	9,600	226,838
Ryohin Keikaku Co. Ltd.	6,400	151,631
Seria Co. Ltd.	800	27,982

		566,357

Oil, Gas & Consumable Fuels — 0.8%
Cosmo Energy Holdings Co. Ltd.	1,600	38,183
ENEOS Holdings Inc.	69,600	315,940
Idemitsu Kosan Co. Ltd.	4,800	123,974
Inpex Corp.	23,200	158,726
Iwatani Corp.	900	55,629

		692,452

Paper & Forest Products — 0.2%
Oji Holdings Corp.	20,800	134,776

Personal Products — 2.0%
Fancl Corp.	1,600	54,081
Kao Corp.	11,200	741,227
Kobayashi Pharmaceutical Co. Ltd.	1,300	121,529
Kose Corp.	800	113,376
Pola Orbis Holdings Inc.	1,600	38,574
Rohto Pharmaceutical Co. Ltd.	2,400	64,138
Shiseido Co. Ltd.	9,000	604,507

		1,737,432

Pharmaceuticals — 6.1%
Astellas Pharma Inc.	40,040	616,725
Chugai Pharmaceutical Co. Ltd.	14,400	584,992
Daiichi Sankyo Co. Ltd.	37,609	1,097,638
Eisai Co. Ltd.	5,200	349,129
Hisamitsu Pharmaceutical Co. Inc.	1,200	78,299
Kaken Pharmaceutical Co. Ltd.	800	31,385
Kyowa Kirin Co. Ltd.	4,800	143,783
Nippon Shinyaku Co. Ltd.	1,600	119,167
Ono Pharmaceutical Co. Ltd.	10,400	272,000
Otsuka Holdings Co. Ltd.	9,600	407,196
Santen Pharmaceutical Co. Ltd.	8,800	121,289
Sawai Pharmaceutical Co. Ltd.	800	38,407
Shionogi & Co. Ltd.	5,600	301,640
Sumitomo Dainippon Pharma Co. Ltd.	3,200	55,804
Takeda Pharmaceutical Co. Ltd.	32,800	1,182,878

		5,400,332

Professional Services — 2.4%
BayCurrent Consulting Inc.	300	68,552
Benefit One Inc.	1,600	42,556
en-japan Inc.	800	24,724
IR Japan Holdings Ltd.	200	24,199
Meitec Corp.	800	44,235
Nihon M&A Center Inc.	7,200	195,019
Outsourcing Inc.	2,400	38,747
Persol Holdings Co. Ltd.	4,800	94,002
Recruit Holdings Co. Ltd.	29,600	1,446,784
SMS Co. Ltd.	1,600	48,941
TechnoPro Holdings Inc.	800	66,751
UT Group Co. Ltd.(a)	800	26,317

		2,120,827

Real Estate Management & Development — 2.7%
Aeon Mall Co. Ltd.	2,400	41,810

Security	Shares	Value

Real Estate Management & Development (continued)
Daito Trust Construction Co. Ltd.	1,600	$185,774
Daiwa House Industry Co. Ltd.	13,600	398,892
Hulic Co. Ltd.	9,600	113,376
Ichigo Inc.	5,600	16,572
Mitsubishi Estate Co. Ltd.	30,400	531,656
Mitsui Fudosan Co. Ltd.	20,800	473,129
Nomura Real Estate Holdings Inc.	2,400	57,882
Relo Group Inc.	2,400	50,867
Starts Corp. Inc.	800	21,032
Sumitomo Realty & Development Co. Ltd.	10,400	367,624
Tokyo Tatemono Co. Ltd.	4,800	73,021
Tokyu Fudosan Holdings Corp.	12,800	75,873

		2,407,508

Road & Rail — 3.5%
Central Japan Railway Co.	4,000	599,095
East Japan Railway Co.	8,000	567,529
Hankyu Hanshin Holdings Inc.	5,600	179,656
Hitachi Transport System Ltd.	800	26,932
Keio Corp.	2,400	161,593
Keisei Electric Railway Co. Ltd.	3,200	104,833
Kintetsu Group Holdings Co. Ltd.	4,000	152,760
Kyushu Railway Co.	4,000	93,177
Nagoya Railroad Co. Ltd.	4,800	114,375
Nankai Electric Railway Co. Ltd.	2,400	55,211
Nippon Express Co. Ltd.	1,600	119,312
Odakyu Electric Railway Co. Ltd.	7,200	197,104
Sankyu Inc.	1,600	70,371
Seibu Holdings Inc.	6,400	70,661
Sotetsu Holdings Inc.	2,400	53,843
Tobu Railway Co. Ltd.	4,800	129,274
Tokyu Corp.	12,000	160,072
West Japan Railway Co.	4,000	222,081

		3,077,879

Semiconductors & Semiconductor Equipment — 2.7%
Advantest Corp.	3,400	297,846
Disco Corp.	600	188,688
Lasertec Corp.	2,100	275,946
Renesas Electronics Corp.(a)	20,000	217,195
SCREEN Holdings Co. Ltd.	800	70,516
SUMCO Corp.	5,600	128,014
Tokyo Electron Ltd.	2,700	1,143,285
Tokyo Seimitsu Co. Ltd.	800	36,489
Ulvac Inc.	800	33,701

		2,391,680

Software — 0.3%
Justsystems Corp.	800	43,801
Oracle Corp. Japan	800	78,190
Systena Corp.	1,600	32,029
Trend Micro Inc.	2,400	120,326

		274,346

Specialty Retail — 1.4%
ABC-Mart Inc.	800	45,176
Bic Camera Inc.	2,400	26,932
Fast Retailing Co. Ltd.	600	478,534
Hikari Tsushin Inc.	500	100,769
K’s Holdings Corp.	4,000	55,059
Nitori Holdings Co. Ltd.	1,800	349,005
Nojima Corp.	800	20,358
USS Co. Ltd.	4,800	94,002

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® JPX-Nikkei 400 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Workman Co. Ltd.(b)	800	$57,412

		1,227,247

Technology Hardware, Storage & Peripherals — 1.0%
Brother Industries Ltd.	5,600	124,112
Canon Inc.	23,250	526,544
Elecom Co. Ltd.	1,600	35,562
MCJ Co. Ltd.	1,600	13,944
Seiko Epson Corp.	6,400	104,253
Toshiba TEC Corp.	800	29,358

		833,773

Textiles, Apparel & Luxury Goods — 0.1%
Goldwin Inc.	800	51,258

Tobacco — 0.5%
Japan Tobacco Inc.	24,800	476,923

Trading Companies & Distributors — 4.4%
ITOCHU Corp.	32,000	1,038,769
Kanamoto Co. Ltd.	800	20,858
Kanematsu Corp.	1,600	21,517
Marubeni Corp.	45,600	379,986
Mitsubishi Corp.	28,000	793,122
Mitsui & Co. Ltd.	37,600	783,305
MonotaRO Co. Ltd.	6,400	173,408
Sojitz Corp.	25,600	72,282
Sumitomo Corp.	28,800	411,019
Toyota Tsusho Corp.	4,800	201,774

		3,896,040

Transportation Infrastructure — 0.1%
Japan Airport Terminal Co. Ltd.	1,600	78,769

Security	Shares	Value

Wireless Telecommunication Services — 3.1%
KDDI Corp.	36,800	$1,130,643
SoftBank Group Corp.	19,200	1,621,140

		2,751,783

Total Common Stocks — 99.0% (Cost: $71,259,481)		87,119,147

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	148,998	149,088
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	30,000	30,000

		179,088

Total Short-Term Investments — 0.2% (Cost: $179,086)		179,088

Total Investments in Securities — 99.2% (Cost: $71,438,567)		87,298,235

Other Assets, Less Liabilities — 0.8%		663,964

Net Assets — 100.0%		$87,962,199

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$233,671	$—	$(84,960	)(a)	$539	$(162)	$149,088	148,998	$2,867	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	53,000	—	(23,000	)(a)	—	—	30,000	30,000	42		—

					$539	$(162)	$179,088		$2,909		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	46	06/10/21	$813	$(1,237)

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2021	iShares® JPX-Nikkei 400 ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$1,237

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$220,178

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$6,285

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$753,067

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$87,080,740	$38,407	$—	$87,119,147
Money Market Funds	179,088	—	—	179,088

	$87,259,828	$38,407	$—	$87,298,235

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(1,237)	$—	$—	$(1,237)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2021

	iShares Currency Hedged JPX-Nikkei 400 ETF	iShares JPX-Nikkei 400 ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$—	$87,119,147
Affiliated(c)	3,533,614	179,088
Cash	541	8,245
Foreign currency, at value(d)	—	145,203
Foreign currency collateral pledged:
Futures contracts(e)	—	8,587
Receivables:
Securities lending income — Affiliated	—	284
Dividends	—	694,911
Unrealized appreciation on:
Forward foreign currency exchange contracts	138,735	—

Total assets	3,672,890	88,155,465

LIABILITIES
Collateral on securities loaned, at value	—	148,690
Payables:
Investments purchased	122,388	—
Variation margin on futures contracts	—	8,439
Investment advisory fees	—	36,137
Unrealized depreciation on:
Forward foreign currency exchange contracts	7,765	—

Total liabilities	130,153	193,266

NET ASSETS	$3,542,737	$87,962,199

NET ASSETS CONSIST OF:
Paid-in capital	$3,264,497	$93,382,252
Accumulated earnings (loss)	278,240	(5,420,053)

NET ASSETS	$3,542,737	$87,962,199

Shares outstanding	100,000	1,200,000

Net asset value	$35.43	$73.30

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$—	$135,377
(b) Investments, at cost — Unaffiliated	$—	$71,259,481
(c) Investments, at cost — Affiliated	$2,866,883	$179,086
(d) Foreign currency, at cost	$—	$146,135
(e) Foreign currency collateral pledged, at cost	$—	$9,272

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Statements of Operations

Year Ended March 31, 2021

	iShares Currency Hedged JPX-Nikkei 400 ETF	iShares JPX-Nikkei 400 ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$—	$1,834,280
Dividends — Affiliated	42,291	42
Securities lending income — Affiliated — net	—	2,867
Foreign taxes withheld	—	(183,343)

Total investment income	42,291	1,653,846

EXPENSES
Investment advisory fees	17,706	431,089
Miscellaneous	437	437

Total expenses	18,143	431,526

Less:
Investment advisory fees waived	(17,706)	—

Total expenses after fees waived	437	431,526

Net investment income	41,854	1,222,320

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	—	1,114,107
Investments — Affiliated	(14,242)	539
In-kind redemptions — Unaffiliated	—	5,318,953
Futures contracts	—	220,178
Forward foreign currency exchange contracts	(60,049)	—
Foreign currency transactions	—	24,146

Net realized gain (loss)	(74,291)	6,677,923

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	—	21,776,043
Investments — Affiliated	958,566	(162)
Futures contracts	—	6,285
Forward foreign currency exchange contracts	188,220	—
Foreign currency translations	—	(7,883)

Net change in unrealized appreciation (depreciation)	1,146,786	21,774,283

Net realized and unrealized gain	1,072,495	28,452,206

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,114,349	$29,674,526

See notes to financial statements.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Currency Hedged JPX-Nikkei 400 ETF		iShares JPX-Nikkei 400 ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$41,854	$57,573	$1,222,320	$1,688,538
Net realized gain (loss)	(74,291)	19,952	6,677,923	4,187,750
Net change in unrealized appreciation (depreciation)	1,146,786	(331,351)	21,774,283	(10,972,186)

Net increase (decrease) in net assets resulting from operations	1,114,349	(253,826)	29,674,526	(5,095,898)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(40,843)	(57,621)	(1,305,691)	(2,153,569)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	—	—	(20,685,841)	(27,288,453)

NET ASSETS
Total increase (decrease) in net assets	1,073,506	(311,447)	7,682,994	(34,537,920)
Beginning of year	2,469,231	2,780,678	80,279,205	114,817,125

End of year	$3,542,737	$2,469,231	$87,962,199	$80,279,205

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Financial Highlights

(For a share outstanding throughout each period)

	iShares Currency Hedged JPX-Nikkei 400 ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$24.69	$27.81	$29.22	$25.57	$23.03

Net investment income(a)	0.42	0.58	0.41	0.48	0.47
Net realized and unrealized gain (loss)(b)	10.73	(3.12)	(1.41)	3.63	2.57

Net increase (decrease) from investment operations	11.15	(2.54)	(1.00)	4.11	3.04

Distributions(c)
From net investment income	(0.41)	(0.58)	(0.41)	(0.46)	(0.50)

Total distributions	(0.41)	(0.58)	(0.41)	(0.46)	(0.50)

Net asset value, end of year	$35.43	$24.69	$27.81	$29.22	$25.57

Total Return
Based on net asset value	45.49%	(9.49)%	(3.36)%	16.08%	13.44%

Ratios to Average Net Assets
Total expenses(d)	0.60%	0.59%	0.59%	0.59%	0.59%

Total expenses after fees waived(d)	0.01%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.39%	2.05%	1.43%	1.69%	1.98%

Supplemental Data
Net assets, end of year (000)	$3,543	$2,469	$2,781	$2,922	$2,557

Portfolio turnover rate(e)(f)	8%	9%	5%	11%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares JPX-Nikkei 400 ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$53.52	$58.88	$65.42	$55.69	$49.94

Net investment income(a)	0.88	0.96	1.06	0.95	0.70
Net realized and unrealized gain (loss)(b)	19.82	(5.10)	(6.73)	9.76	6.15

Net increase (decrease) from investment operations	20.70	(4.14)	(5.67)	10.71	6.85

Distributions(c)
From net investment income	(0.92)	(1.22)	(0.87)	(0.98)	(1.10)

Total distributions	(0.92)	(1.22)	(0.87)	(0.98)	(1.10)

Net asset value, end of year	$73.30	$53.52	$58.88	$65.42	$55.69

Total Return
Based on net asset value	38.91%	(7.29)%	(8.67)%	19.32%	13.84%

Ratios to Average Net Assets
Total expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	1.36%	1.61%	1.73%	1.54%	1.32%

Supplemental Data
Net assets, end of year (000)	$87,962	$80,279	$114,817	$107,940	$83,535

Portfolio turnover rate(d)	10%	7%	11%	8%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged JPX-Nikkei 400	Diversified
JPX-Nikkei 400	Diversified

Currently the iShares Currency Hedged JPX-Nikkei 400 ETF seeks to achieve its investment objective by investing a substantial portion of its assets in the iShares JPX-Nikkei 400 ETF (the “underlying fund”). The financial statements, including the accounting policies, and schedule of investments for the underlying fund are included in this report and should be read in conjunction with the financial statements of the iShares Currency Hedged JPX-Nikkei 400 ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statement of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the currency hedged fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the statement of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statement of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•	Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA as of March 31, 2021:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
JPX-Nikkei 400
Morgan Stanley & Co. LLC	$85,142	$85,142		$—	$—
UBS AG	50,235	50,235		—	—

	$135,377	$135,377		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statement of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statement of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the statement of assets and liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the statement of assets and liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Currency Hedged JPX-Nikkei 400	0.59%
JPX-Nikkei 400	0.48

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses. For the iShares Currency Hedged JPX-Nikkei 400 ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through July 31, 2025 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares JPX-Nikkei 400 ETF (“JPXN”), after taking into account any fee waivers by JPXN.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended March 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

iShares ETF	Amounts waived
Currency Hedged JPX-Nikkei 400	$17,706

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended March 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
JPX-Nikkei 400	$710

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
JPX-Nikkei 400	$556,563	$—	$—

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Currency Hedged JPX-Nikkei 400	$358,361	$246,850
JPX-Nikkei 400	8,894,432	9,326,361

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended March 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
JPX-Nikkei 400	$—	$19,826,692

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
JPX-Nikkei 400	$5,598,822	$(5,598,822)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/21	Year Ended 03/31/20
Currency Hedged JPX-Nikkei 400
Ordinary income	$40,843	$57,621

JPX-Nikkei 400
Ordinary income	$1,305,691	$2,153,569

As of March 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses	)(b)	Total
Currency Hedged JPX-Nikkei 400	$1,014	$(361,000)	$638,226		$278,240
JPX-Nikkei 400	670,155	(21,100,759)	15,010,551		(5,420,053)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

For the year ended March 31, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
Currency Hedged JPX-Nikkei 400	$124,001
JPX-Nikkei 400	1,522,075

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged JPX-Nikkei 400	$2,895,388	$638,226	$—	$638,226
JPX-Nikkei 400	72,282,537	22,461,627	(7,447,166)	15,014,461

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/21		Year Ended 03/31/20
iShares ETF	Shares	Amount	Shares	Amount
JPX-Nikkei 400
Shares redeemed	(300,000)	$(20,685,841)	(450,000)	$(27,288,453)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Currency Hedged JPX-Nikkei 400 ETF and iShares JPX-Nikkei 400 ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Currency Hedged JPX-Nikkei 400 ETF and iShares JPX-Nikkei 400 ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Dividend Income

Currency Hedged JPX-Nikkei 400	$42,472
JPX-Nikkei 400	1,762,719

For the fiscal year ended March 31, 2021, the iShares Currency Hedged JPX-Nikkei 400 ETF intends to pass through to its shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Currency Hedged JPX-Nikkei 400	$49,001	$6,712

For the fiscal year ended March 31, 2021, the iShares JPX-Nikkei 400 ETF earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

JPX-Nikkei 400	$1,835,237	$204,016

I M P O R T A N T T A X I N F O R M A T I O N	33

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Currency Hedged JPX-Nikkei 400 ETF and iShares JPX-Nikkei 400 ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 2, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and closures in certain countries and the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a Fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following enhancements to the Program: (1) certain single country emerging market ETFs were added to a $300 million credit agreement with State Street Bank and Trust Company; and (2) certain updates were made to the RATS and HLIM calculation methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged JPX-Nikkei 400(a)	$0.241694	$—	$0.166732	$0.408426	59%	—%	41%	100%
JPX-Nikkei 400(a)	0.557237	—	0.362692	0.919929	61	—	39	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	35

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 376 funds as of March 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014)	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	37

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Counterparty Abbreviations

MS	Morgan Stanley & Co. International PLC

Currency Abbreviations

JPY	Japanese Yen

USD	United States Dollar

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	39

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by the Japan Exchange Group, Inc., Tokyo Stock Exchange or Nikkei, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-310-0321

MARCH 31, 2021

2021 Annual Report

iShares Trust

•	iShares India 50 ETF | INDY | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2021 reflected a remarkable period of disruption and adaptation, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world instituted economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

As April 2020 began, stocks were near their lowest point since the beginning of the pandemic. However, a steady recovery began, as businesses started re-opening and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following the implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) was near all-time lows as the period began, reflecting a reduced investor appetite for risk. However, inflation concerns from a rapidly expanding economy raised yields late in the reporting period, leading to a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to positive returns for corporate bonds, particularly high-yield corporates, which gained substantially.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. In early 2021, President Biden signed one of the largest economic rescue packages in U.S. history, which should provide a solid tailwind for economic growth. In our view, inflation is likely to increase somewhat as the expansion continues, but moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion due to the change in Fed policy.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are neutral overall on credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.07%	56.35%
U.S. small cap equities (Russell 2000® Index)	48.05	94.85
International equities (MSCI Europe, Australasia, Far East Index)	20.08	44.57
Emerging market equities (MSCI Emerging Markets Index)	22.43	58.39
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.12
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.88)	(8.23)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.73)	0.71
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.46	5.29
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.35	23.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended March 31, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 54.60% in U.S. dollar terms for the reporting period.

The reporting period began near the height of uncertainty surrounding the coronavirus pandemic, which drove equity prices to a multi-year low. However, stocks began to recover as governments took measures to adapt to the economic and public health impact of the novel coronavirus. In November 2020, news that several vaccines under development showed high effectiveness rates boosted equities. Optimism about the growth outlook for the global economy led to further advances, and stocks moved past pre-pandemic prices to reach all-time highs near the end of the reporting period.

The U.S. experienced a remarkable recovery from the depths of the pandemic-induced upheaval, and U.S. stocks rebounded to post substantial gains. As the reporting period began, unemployment reached its highest level since the Great Depression, and economic activity was declining, with a significant contraction in the second quarter of 2020. However, unprecedented fiscal stimulus began to reverse the downward economic momentum. Individuals began to receive direct payments in April 2020 as part of the U.S. $2.2 trillion CARES Act, and payments to support businesses that kept employees on payroll helped to stabilize the economy. Unemployment began to decline, decreasing each month between April 2020 and November 2020, yet remained elevated compared to pre-pandemic levels.

The U.S. Federal Reserve (“Fed”) also responded to the pandemic, acting to stabilize bond markets by continuing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities, which later expanded to include corporate bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy.

Stocks in Europe also gained significantly, despite a recovery that trailed other major economies. European countries experienced some of the highest infection rates early in the pandemic, particularly Italy, Spain, and the U.K., and governments instituted a series of restrictions that weighed on economic growth. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased and Eurozone countries reached a deal for a collective €750 billion of stimulus spending. However, a new wave of cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020, even as much of the world was returning to growth. The continent also faced headwinds due to a slow vaccine rollout and another sharp increase in coronavirus cases in March 2021, which prompted the return of some restrictions.

Asia-Pacific regional stocks advanced notably amid a sharp rebound in economic activity. While the course of the pandemic varied by country, the Asia-Pacific region overall had fewer cases and deaths per capita than other regions, despite an increase late in the reporting period. China returned to growth in the second quarter of 2020, earlier than most countries. China’s restart helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. In November 2020, 14 countries joined China to form the world’s largest trade pact, the Regional Comprehensive Economic Partnership, designed to facilitate trade between its members.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® India 50 ETF

Investment Objective

The iShares India 50 ETF (the “Fund”) seeks to track the investment results of an index composed of 50 of the largest Indian equities, as represented by the Nifty 50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns				Cumulative Total Returns
	1 Year		5 Years	10 Years	1 Year		5 Years	10 Years
Fund NAV	72.44	%(a)	11.15%	4.63%	72.44	%(a)	69.65%	57.20%
Fund Market	74.92		11.24	4.62	74.92		70.37	57.16
Index	78.52		12.91	5.68	78.52		83.52	73.75

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through April 2, 2017 is calculated using the INR-USD reference rate as published by the Reserve Bank of India. Index performance beginning on April 3, 2017 is calculated using FX rates corresponding to World Market Reuters 4:00 P.M. London.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 7 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value	Ending Account Value	Expenses Paid During		Beginning Account Value	Ending Account Value	Expenses Paid During		Annualized Expense
(10/01/20)	(03/31/21)	the Period	(a)	(10/01/20)	(03/31/21)	the Period	(a)	Ratio
$ 1,000.00	$ 1,287.90	$ 5.08		$ 1,000.00	$ 1,020.50	$ 4.48		0.89%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 7 for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2021 (continued)	iShares® India 50 ETF

Portfolio Management Commentary

Large-capitalization Indian stocks advanced sharply for the reporting period as the economy started to recover from one of the world’s deepest coronavirus pandemic-induced recessions. Economic growth contracted sharply in the second quarter of 2020 but rebounded thereafter amid a reopening economy and increased government spending. Manufacturing activity and orders improved sharply late in the reporting period as production and sales increased. The service economy also expanded bolstered by new business orders. Equity markets rose further after the government announced additional efforts to support the economy in January 2021, pledging to sharply increase spending on infrastructure and healthcare. Large companies reported strong profit and revenue growth during the recovery. More cyclical, economically sensitive sectors, such as financials, energy, and materials were helped by an investor rotation into stocks that benefit from higher growth expectations and rising prices for metals and energy.

The financials sector, which is closely tied to the strength of the broader economy, experienced solid economic conditions during the recovery. Banks reported strong loan growth amid government stimulus efforts that focused on lending. Distressed debt levels decreased as government moratoriums and loan restructuring programs relaxed rules for bad loans, supporting bank earnings.

The general business climate for the information technology sector was positive. The coronavirus pandemic helped to accelerate trends in automation, cloud computing, and digitization. Businesses moved to improve and expand their technology systems, and India’s global companies reported strong revenue growth, improved margins, and new business growth. A recovery in oil and natural gas prices created a strong environment for the energy sector. Large energy companies, including conglomerates with consumer-facing retail, telecommunications, and digital ventures, were supported by substantial direct foreign investment amid growth in subscribers, revenue-per-customer, and data traffic.

Portfolio Information

ALLOCATION BY SECTOR

	Percent of
Sector	Total Investments	(a)
Financials	38.1%
Information Technology	16.8
Energy	12.2
Consumer Staples	8.6
Materials	7.5
Consumer Discretionary	6.4
Industrials	3.5
Health Care	3.2
Communication Services	2.0
Utilities	1.7

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

	Percent of
Security	Total Investments	(a)
HDFC Bank Ltd.	10.2%
Reliance Industries Ltd.	10.2
Infosys Ltd.	8.0
Housing Development Finance Corp. Ltd.	7.1
ICICI Bank Ltd.	6.3
Tata Consultancy Services Ltd.	5.2
Kotak Mahindra Bank Ltd.	4.0
Hindustan Unilever Ltd.	3.4
ITC Ltd.	3.0
Axis Bank Ltd.	2.8

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	7

Consolidated Schedule of Investments March 31, 2021	iShares® India 50 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 5.4%
Bajaj Auto Ltd.	103,421	$5,192,144
Eicher Motors Ltd.	110,679	3,941,838
Hero MotoCorp Ltd.	103,407	4,120,793
Mahindra & Mahindra Ltd.	760,990	8,277,202
Maruti Suzuki India Ltd.	105,709	9,917,138
Tata Motors Ltd.(a)	1,422,650	5,872,436

		37,321,551

Banks — 26.5%
Axis Bank Ltd.(a)	1,999,231	19,071,155
HDFC Bank Ltd.(a)	3,466,136	70,810,128
ICICI Bank Ltd.(a)	5,503,878	43,819,492
IndusInd Bank Ltd.(a)	450,452	5,880,343
Kotak Mahindra Bank Ltd.(a)	1,167,080	27,982,305
State Bank of India(a)	3,050,758	15,200,850
Yes Bank Ltd., New, (Acquired 03/16/20, Cost: $3,310,482)(a)(b)	1,741,097	371,491
Yes Bank Ltd.(a)	46,465	9,914

		183,145,678

Chemicals — 2.4%
Asian Paints Ltd.	358,390	12,437,863
UPL Ltd.	436,918	3,835,610

		16,273,473

Construction & Engineering — 2.7%
Larsen & Toubro Ltd.	961,349	18,656,656

Construction Materials — 2.7%
Grasim Industries Ltd.	303,711	6,025,515
Shree Cement Ltd.	10,591	4,268,254
UltraTech Cement Ltd.	91,847	8,464,352

		18,758,121

Consumer Finance — 2.2%
Bajaj Finance Ltd.	210,777	14,846,317

Electric Utilities — 0.9%
Power Grid Corp. of India Ltd.	2,039,946	6,016,848

Food Products — 2.2%
Britannia Industries Ltd.	93,645	4,643,009
Nestle India Ltd.	28,360	6,658,188
Tata Consumer Products Ltd.	476,740	4,165,963

		15,467,160

Household Products — 3.4%
Hindustan Unilever Ltd.	709,773	23,604,494

Independent Power and Renewable Electricity Producers — 0.8%
NTPC Ltd.	3,781,436	5,510,756

Insurance — 2.4%
Bajaj Finserv Ltd.	48,088	6,359,182
HDFC Life Insurance Co. Ltd.(a)(c)	659,457	6,279,447
SBI Life Insurance Co. Ltd.(a)(c)	309,320	3,726,584

		16,365,213

IT Services — 16.8%
HCL Technologies Ltd.	863,116	11,600,293
Infosys Ltd.	2,949,616	55,191,016
Tata Consultancy Services Ltd.	824,321	35,828,671
Tech Mahindra Ltd.	491,631	6,666,702

Security	Shares	Value

IT Services (continued)
Wipro Ltd.	1,181,314	$6,691,507

		115,978,189

Life Sciences Tools & Services — 0.7%
Divi’s Laboratories Ltd.	101,318	5,020,326

Metals & Mining — 2.4%
Hindalco Industries Ltd.	1,163,631	5,201,932
JSW Steel Ltd.	769,039	4,927,340
Tata Steel Ltd.	600,187	6,664,435

		16,793,707

Oil, Gas & Consumable Fuels — 12.2%
Bharat Petroleum Corp. Ltd.	742,381	4,345,310
Coal India Ltd.	1,668,763	2,975,135
Indian Oil Corp. Ltd.	2,012,081	2,527,700
Oil & Natural Gas Corp. Ltd.	2,906,138	4,060,276
Reliance Industries Ltd.	2,573,175	70,497,367

		84,405,788

Pharmaceuticals — 2.5%
Cipla Ltd.	404,641	4,511,093
Dr. Reddy’s Laboratories Ltd.	96,632	5,968,646
Sun Pharmaceutical Industries Ltd.	856,810	7,005,536

		17,485,275

Textiles, Apparel & Luxury Goods — 1.0%
Titan Co. Ltd.	332,248	7,080,187

Thrifts & Mortgage Finance — 7.1%
Housing Development Finance Corp. Ltd.	1,433,549	48,980,510

Tobacco — 3.0%
ITC Ltd.	6,954,875	20,784,602

Transportation Infrastructure — 0.8%
Adani Ports & Special Economic Zone Ltd.	582,753	5,598,478

Wireless Telecommunication Services — 2.0%
Bharti Airtel Ltd.	1,923,240	13,607,455

Total Common Stocks — 100.1% (Cost: $307,316,377)		691,700,784

Short-Term Investments

Money Market Funds — 1.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	9,980,000	9,980,000

Total Short-Term Investments — 1.4% (Cost: $9,980,000)		9,980,000

Total Investments in Securities — 101.5% (Cost: $317,296,377)		701,680,784

Other Assets, Less Liabilities — (1.5)%		(10,396,898)

Net Assets — 100.0%		$691,283,886

(a)	Non-income producing security.
(b)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $371,491, representing less than 0.05% of its net assets as of period end, and an original cost of $3,310,482.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) March 31, 2021	iShares® India 50 ETF

(e)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$1,930,000	$8,050,000	(a)	$ —	$—	$—	$9,980,000	9,980,000	$3,021	$—

(a)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
SGX Nifty 50 Index	1	04/29/21	$29	$191

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments

Futures contracts
Unrealized appreciation on futures contracts(a)	$191

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$ 709,100

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ (41,455)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,064,027

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (continued) March 31, 2021	iShares® India 50 ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$691,700,784	$—	$—	$691,700,784
Money Market Funds	9,980,000	—	—	9,980,000

	$701,680,784	$—	$—	$701,680,784

Derivative financial instruments(a)
Assets
Futures Contracts	$191	$—	$—	$191

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities

March 31, 2021

iShares India 50 ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$691,700,784
Affiliated(b)	9,980,000
Cash	445,728
Foreign currency, at value(c)	6,268,954
Cash pledged:
Futures contracts	58,000
Receivables:
Investments sold	3,319,145
Variation margin on futures contracts	280
Dividends	101,274

Total assets	711,874,165

LIABILITIES
Deferred foreign capital gain tax	13,903,191
Payables:
Investments purchased	6,158,025
Investment advisory fees	529,063

Total liabilities	20,590,279

NET ASSETS	$691,283,886

NET ASSETS CONSIST OF:
Paid-in capital	$399,799,560
Accumulated earnings	291,484,326

NET ASSETS	$691,283,886

Shares outstanding	15,500,000

Net asset value	$44.60

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Unaffiliated	$307,316,377
(b) Investments, at cost — Affiliated	$9,980,000
(c) Foreign currency, at cost	$6,268,701

See notes to consolidated financial statements.

F I N A N C I A L S T A T E M E N T S	11

Consolidated Statement of Operations

Year Ended March 31, 2021

iShares India 50 ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$7,368,182
Dividends — Affiliated	3,021
Foreign taxes withheld	(1,623,657)

Total investment income	5,747,546

EXPENSES
Investment advisory fees	5,343,329
Miscellaneous	437
Mauritius income taxes	70,449

Total expenses	5,414,215

Net investment income	333,331

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	28,902,792
Futures contracts	709,100
Foreign currency transactions	52,299

Net realized gain	29,664,191

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	282,418,368
Futures contracts	(41,455)
Foreign currency translations	(10,930)

Net change in unrealized appreciation (depreciation)	282,365,983

Net realized and unrealized gain	312,030,174

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$312,363,505

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$13,228
(b) Net of reduction in deferred foreign capital gain tax of	$(13,903,191)

See notes to consolidated financial statements.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Changes in Net Assets

	iShares India 50 ETF

	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$333,331	$3,993,993
Net realized gain	29,664,191	22,569,073
Net change in unrealized appreciation (depreciation)	282,365,983	(253,043,689)

Net increase (decrease) in net assets resulting from operations	312,363,505	(226,480,623)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(570,041)	(5,592,617)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(104,350,309)	(112,630,622)

NET ASSETS
Total increase (decrease) in net assets	207,443,155	(344,703,862)
Beginning of year	483,840,731	828,544,593

End of year	$691,283,886	$483,840,731

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

F I N A N C I A L S T A T E M E N T S	13

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	iShares India 50 ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$ 25.87	$ 37.92	$ 35.00	$ 32.27	$ 26.81

Net investment income(a)	0.02	0.19	0.16	0.15	0.12
Net realized and unrealized gain (loss)(b)	18.74	(12.01)	2.97	2.68	5.47

Net increase (decrease) from investment operations	18.76	(11.82)	3.13	2.83	5.59

Distributions(c)
From net investment income	(0.03)	(0.23)	(0.21)	(0.10)	(0.13)

Total distributions	(0.03)	(0.23)	(0.21)	(0.10)	(0.13)

Net asset value, end of year	$ 44.60	$ 25.87	$ 37.92	$ 35.00	$ 32.27

Total Return
Based on net asset value	72.59%	(31.41)%	9.04%	8.76%	20.94%

Ratios to Average Net Assets
Total expenses	0.90%	0.93%	0.94%	0.92%	0.93%

Net investment income	0.06%	0.51%	0.45%	0.42%	0.43%

Supplemental Data
Net assets, end of year (000)	$691,284	$483,841	$828,545	$1,120,132	$846,994

Portfolio turnover rate(d)	8%	26%	24%	14%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to consolidated financial statements.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These consolidated financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
India 50	Non-diversified

Basis of Consolidation: The accompanying consolidated financial statements for the Fund includes the accounts of its subsidiary in the Republic of Mauritius, which is a wholly-owned subsidiary (the “Subsidiary”) of the Fund that invests in Indian securities. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The net assets of the Subsidiary as of period end were $681,652,592, which is 98.6% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the consolidated statement of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its consolidated statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the consolidated statement of assets and liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The consolidated statement of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

The Fund conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, the Subsidiary must have commercial substance, on an annual basis, to satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius, have the place of effective management outside of India, and related requirements. The Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, the Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, the Subsidiary is entitled to a tax credit equivalent to the higher of the actual foreign tax incurred or 80% of the Mauritius tax on its foreign source income, thus reducing its maximum effective tax rate to 3% up to June 30, 2021. After June 30, 2021, under the new tax regime and subject to meeting the necessary substance requirements as required under the Financial Services Act 2007 (as amended by the Finance Act 2018) and such guidelines issued by the FSC, the Subsidiary

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	15

Notes to Consolidated Financial Statements  (continued)

is entitled to either (a) a foreign tax credit equivalent to the actual foreign tax suffered on its foreign income against the Subsidiary’s tax liability computed at 15% on such income, or (b) a partial exemption of 80% of some of the income derived, including interest income or foreign source dividends. Taxes on income, if any, are paid by the Subsidiary and are disclosed in its consolidated statement of operations. Any dividends paid by the Subsidiary to its Fund are not subject to tax in Mauritius. The Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied. There can be no assurance, however, that the DTAA will remain in effect during the Subsidiary’s existence or that it will continue to enjoy its benefits on the shares acquired prior to April 1, 2017.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts ) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statement of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.89%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the consolidated statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended March 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	17

Notes to Consolidated Financial Statements  (continued)

iShares ETF	Purchases	Sales
India 50	$47,525,430	$159,800,985

There were no in-kind transactions for the year ended March 31, 2021.

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2021, the following permanent differences attributable to distributions paid in excess of taxable income were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings
India 50	$(387,361)	$387,361

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/21	Year Ended 03/31/20
India 50
Ordinary income	$570,041	$5,592,617

As of March 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Losses(c)	Total
India 50	$(53,304,225)	$ 344,904,732	$ (116,181)	$291,484,326

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended March 31, 2021, the Fund utilized $26,116,238 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
India 50	$342,861,993	$369,422,937	$(10,603,955)	$ 358,818,982

8.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the consolidated statement of assets and liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its consolidated schedule of investments.

The Fund invests a significant portion of its assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the consolidated schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	19

Notes to Consolidated Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 03/31/21		Year Ended 03/31/20
iShares ETF	Shares	Amount	Shares	Amount

India 50
Shares sold	—	$249,464	3,500,000	$133,151,069
Shares redeemed	(3,200,000)	(104,599,773)	(6,650,000)	(245,781,691)

Net decrease	(3,200,000)	$(104,350,309)	(3,150,000)	$(112,630,622)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the consolidated statement of assets and liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares India 50 ETF

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of iShares India 50 ETF and its subsidiary (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of March 31, 2021, the related consolidated statement of operations for the year ended March 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the consolidated financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	21

Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Dividend Income
India 50	$7,365,846

For the fiscal year ended March 31, 2021, the Fund earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
India 50	$7,368,274	$1,681,720

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Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares India 50 ETF (the “Fund” or “ETF”), each a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on December 2, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Fund, as the program administrator for the Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and closures in certain countries and the impact of the coronavirus outbreak on the Fund and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a Fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following enhancements to the Program: (1) certain single country emerging market ETFs were added to a $300 million credit agreement with State Street Bank and Trust Company; and (2) certain updates were made to the RATS and HLIM calculation methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	23

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

India 50	$0.032761	$—	$—	$0.032761	100%	—%	—%	100%

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares India 50 ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020 is USD 51.86 thousand. This figure is comprised of fixed remuneration of USD 24.15 thousand and variable remuneration of USD 27.71 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 8.45 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.68 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	25

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 376 funds as of March 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	27

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by India Index Services & Products Ltd., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-307-0321

MARCH 31, 2021

2021 Annual Report

iShares Trust

• iShares Russell Top 200 ETF | IWL | NYSE Arca

• iShares Russell Top 200 Growth ETF | IWY | NYSE Arca

• iShares Russell Top 200 Value ETF | IWX | NYSE Arca

• iShares Russell 1000 ETF | IWB | NYSE Arca

• iShares Russell 1000 Growth ETF | IWF | NYSE Arca

• iShares Russell 1000 Value ETF | IWD | NYSE Arca

• iShares Russell 2000 ETF | IWM | NYSE Arca

• iShares Russell 2000 Growth ETF | IWO | NYSE Arca

• iShares Russell 2000 Value ETF | IWN | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2021 reflected a remarkable period of disruption and adaptation, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world instituted economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

As April 2020 began, stocks were near their lowest point since the beginning of the pandemic. However, a steady recovery began, as businesses started re-opening and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following the implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) was near all-time lows as the period began, reflecting a reduced investor appetite for risk. However, inflation concerns from a rapidly expanding economy raised yields late in the reporting period, leading to a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to positive returns for corporate bonds, particularly high-yield corporates, which gained substantially.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. In early 2021, President Biden signed one of the largest economic rescue packages in U.S. history, which should provide a solid tailwind for economic growth. In our view, inflation is likely to increase somewhat as the expansion continues, but moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion due to the change in Fed policy.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are neutral overall on credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.07%	56.35%

U.S. small cap equities (Russell 2000® Index)	48.05	94.85

International equities (MSCI Europe, Australasia, Far East Index)	20.08	44.57

Emerging market equities (MSCI Emerging Markets Index)	22.43	58.39

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.12

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.88)	(8.23)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.73)	0.71

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.46	5.29

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.35	23.65

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2021 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 62.53%. The reporting period began near the height of uncertainty surrounding the coronavirus pandemic, which drove equity prices to a multi-year low. However, stocks began to recover as the federal government took measures to adapt to the economic and public health impact of the novel coronavirus. Optimism about the growth outlook for the economy led to further advances, and stocks moved past pre-pandemic prices to reach all-time highs near the end of the reporting period.

The pandemic’s initial economic consequences were swift and far-reaching. Restrictions imposed to slow the virus’ spread resulted in extensive job losses, and the unemployment rate rose quickly, reaching 14.8% in April 2020. Consumer spending, an important engine of economic growth, decreased sharply as people spent more time at home. These disruptions led to a substantial economic contraction. The U.S. economy declined by an annualized 31.4% in the second quarter of 2020, the largest decline on record.

However, unprecedented fiscal stimulus began to reverse the downward economic momentum. Individuals began to receive direct payments in April 2020 as part of the U.S. $2.2 trillion CARES Act, and payments to support businesses that kept employees on payroll helped to stabilize the economy. Unemployment began to decline, decreasing each month between April 2020 and November 2020, while still remaining elevated compared to pre-pandemic levels. Equity prices rose in response to the improving economic outlook.

The U.S. Federal Reserve (“Fed”) also responded to the pandemic, maintaining short-term interest rates near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities. The Fed later widened its program to include directly purchasing corporate bonds for the first time, including high-yield bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy.

Fiscal and monetary stimulus, along with partial reopenings in many states, helped the economy rebound sharply in the second half of 2020. Economic growth picked up in the third quarter of 2020, with an annualized gain of 33.4%, as some previously shut-down parts of the economy resumed functioning. Growth moderated in the fourth quarter of 2020, rising by an annualized 4.3%.

In addition to the growing economy, stocks were boosted by the November 2020 news that several vaccines under development showed high effectiveness rates. Stocks also benefited from the results of the election in November 2020, which led to a change of administrations but made wide-reaching reforms less likely due to slim majorities in the U.S. Congress. Additional stimulus packages signed in December 2020 and March 2021 propelled further strong gains in equities, and many U.S. stock indexes touched all-time highs near the end of the reporting period.

Rising household wealth amid higher asset prices and the return to economic growth led analysts to expect that high savings and pent-up consumer demand will drive increased spending as the pandemic wanes. However, this also raised investors’ inflation expectations near the end of the reporting period. Additionally, the unequal nature of the recovery highlighted the difficulty many individuals still face, as total unemployment remained well below pre-pandemic levels, and 30% of Americans reported lower incomes as of February 2021.

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Fund Summary as of March 31, 2021	iShares® Russell Top 200 ETF

Investment Objective

The iShares Russell Top 200 ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities, as represented by the Russell Top 200® Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	56.06%	17.25%	14.39%	56.06%	121.57%	283.62%
Fund Market	56.24	17.26	14.39	56.24	121.73	283.58
Index	56.30	17.42	14.57	56.30	123.22	289.84

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,172.80	$ 0.81		$ 1,000.00	$ 1,024.20	$ 0.76		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 23 for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2021 (continued)	iShares® Russell Top 200 ETF

Portfolio Management Commentary

Large-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The information technology sector was the leading contributor to the Index’s return as the coronavirus pandemic disrupted normal business practices and limited face-to-face contact, prompting many businesses to improve and expand their technology systems. Combined with a rebound in both consumer and business information technology spending, the accelerated adoption of technology products and services led to solid earnings growth for the sector. With 42% of the U.S. labor force working from home due to pandemic restrictions, demand for cloud computing and business-oriented infrastructure and security software grew rapidly, driving a solid advance in the software and services industry. The technology hardware and equipment industry also contributed to the Index’s return, as the transition to remote work and school drove purchases of personal computers and peripherals.

The consumer discretionary sector also contributed to the Index’s return, rebounding strongly as fiscal stimulus payments and unemployment insurance supplements supported increased consumer spending. Retailers, which were particularly pressured by pandemic-related restrictions, recovered to post strong gains amid a mass COVID-19 vaccination program and an improving economy. Internet and direct marketing retailers were boosted by an increase in online shopping amid pandemic-related restrictions.

The communication services sector was another source of strength for the Index’s return, led by the media and entertainment industry. Increased online advertising led to revenue gains in the interactive media and services industry. Consumers spending more time at home made greater use of home entertainment products, such as on-demand films and television, streaming services, and video games.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	29.6%
Health Care	13.5
Communication Services	12.6
Consumer Discretionary	12.1
Financials	11.2
Industrials	7.0
Consumer Staples	6.6
Energy	2.5
Utilities	1.7
Materials	1.7
Real Estate	1.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	7.1%
Microsoft Corp.	6.4
Amazon.com Inc.	4.8
Facebook Inc., Class A	2.6
Alphabet Inc., Class A	2.3
Alphabet Inc., Class C	2.2
Tesla Inc.	1.9
Berkshire Hathaway Inc., Class B	1.8
JPMorgan Chase & Co.	1.7
Johnson & Johnson	1.6

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Fund Summary as of March 31, 2021	iShares® Russell Top 200 Growth ETF

Investment Objective

The iShares Russell Top 200 Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit growth characteristics, as represented by the Russell Top 200® Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	61.04%	21.60%	17.32%	61.04%	165.83%	393.95%
Fund Market	61.07	21.60	17.32	61.07	165.87	394.20
Index	61.38	21.81	17.55	61.38	168.19	403.79

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,111.40	$ 1.05		$ 1,000.00	$ 1,023.90	$ 1.01		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 23 for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2021 (continued)	iShares® Russell Top 200 Growth ETF

Portfolio Management Commentary

Growth-oriented large-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The information technology sector was the leading contributor to the Index’s return as the coronavirus pandemic disrupted normal business practices and limited face-to-face contact, prompting many businesses to improve and expand their technology systems. Combined with a rebound in both consumer and business information technology spending, the accelerated adoption of technology products and services led to solid earnings growth for the sector. With 42% of the U.S. labor force working from home due to pandemic restrictions, demand for cloud computing and business-oriented infrastructure and security software grew rapidly, driving a solid advance in the software and services industry. The technology hardware and equipment industry also performed well, as the transition to remote work and school drove purchases of personal computers and peripherals. The semiconductors and semiconductor equipment industry contributed as strong demand led to a semiconductor shortage, boosting revenues for chip makers.

The consumer discretionary sector contributed meaningfully to the Index’s return, rebounding strongly as fiscal stimulus payments and unemployment insurance supplements supported increased consumer spending. Retailers, which were particularly pressured by pandemic-related restrictions, recovered to post strong gains amid COVID-19 vaccination programs and an improving economy. Internet and direct marketing retailers benefited from an increase in online shopping amid pandemic-related restrictions.

The communication services sector also contributed, led by the media and entertainment industry. Consumers spending more time at home made greater use of home entertainment products, such as on-demand films and television, streaming services, and video games. Increased online advertising led to revenue gains in the interactive media and services industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	45.7%
Consumer Discretionary	17.7
Communication Services	13.1
Health Care	11.9
Consumer Staples	4.7
Industrials	3.1
Real Estate	1.7
Financials	1.6
Materials	0.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	12.8%
Microsoft Corp.	11.7
Amazon.com Inc.	8.7
Facebook Inc., Class A	4.7
Tesla Inc.	3.4
Alphabet Inc., Class A	3.2
Alphabet Inc., Class C	3.1
Visa Inc., Class A	2.4
NVIDIA Corp.	2.1
Mastercard Inc., Class A	2.1

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Fund Summary as of March 31, 2021	iShares® Russell Top 200 Value ETF

Investment Objective

The iShares Russell Top 200 Value ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit value characteristics, as represented by the Russell Top 200® Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	47.63%	11.57%	10.72%	47.63%	72.84%	176.75%
Fund Market	47.78	11.60	10.73	47.78	73.13	177.02
Index	47.94	11.79	10.95	47.94	74.57	182.69

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,257.40	$ 1.13		$ 1,000.00	$ 1,023.90	$ 1.01		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 23 for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2021 (continued)	iShares® Russell Top 200 Value ETF

Portfolio Management Commentary

Value-oriented large-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The financials sector, which is closely tied to the strength of the broader economy, contributed the most to the Index’s performance. Within the sector, banks were the leading contributors. In the wake of the coronavirus pandemic, bank stocks faced headwinds amid concerns that widespread business failures would lead to significant loan losses. However, bank stocks rallied when the Fed backed credit markets and effective COVID-19 vaccines were developed and distributed, raising investors’ hopes for an economic rebound. Investment banking and brokerage companies also contributed, as higher trading revenues amid a surge in equity trading volume boosted investment banks’ profit margins.

The ongoing economic recovery also helped the economically sensitive industrials sector, which was a solid contributor to the Index’s return. The capital goods industry was the primary source of strength amid a rebound in industrial production, although manufacturing output remained below pre-pandemic levels. Strong consumer demand for manufactured goods, including automobiles, helped support U.S. manufacturers.

The healthcare sector contributed to the Index’s performance, as optimism surrounding the economic recovery and the development of new products offset a decline in healthcare spending, particularly during the early part of the pandemic. Although pandemic-related restrictions led to reduced doctor visits and delayed elective procedures, analysts assessed that deferred demand would lead to increased revenues as the economy rebounded.

The communication services sector was another source of strength for the Index’s return, led by the media and entertainment industry. Consumers spending more time at home made greater use of home entertainment products, such as on-demand films and television, streaming services, and video games.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	23.2%
Health Care	15.5
Communication Services	11.9
Industrials	11.8
Information Technology	9.5
Consumer Staples	9.0
Energy	5.6
Consumer Discretionary	5.2
Utilities	3.8
Materials	3.2
Real Estate	1.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Berkshire Hathaway Inc., Class B	3.9%
JPMorgan Chase & Co.	3.8
Johnson & Johnson	3.1
Walt Disney Co. (The)	2.7
Bank of America Corp.	2.4
Intel Corp.	2.1
Comcast Corp., Class A	2.0
Verizon Communications Inc.	2.0
Exxon Mobil Corp.	1.9
Cisco Systems Inc.	1.8

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Fund Summary as of March 31, 2021	iShares® Russell 1000 ETF

Investment Objective

The iShares Russell 1000 ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities, as represented by the Russell 1000® Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	60.37%	16.51%	13.83%	60.37%	114.66%	265.20%
Fund Market	60.45	16.52	13.83	60.45	114.76	265.33
Index	60.59	16.66	13.97	60.59	116.07	269.87

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,203.30	$ 0.82		$ 1,000.00	$ 1,024.20	$ 0.76		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 23 for more information.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2021 (continued)	iShares® Russell 1000 ETF

Portfolio Management Commentary

Large- and mid-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The information technology sector contributed the most to the Index’s return, as the coronavirus pandemic disrupted normal business practices prompting many businesses to improve and expand their technology systems. The rebound in consumer and business information technology spending and the accelerated adoption of technology products and services drove solid earnings growth for the sector. With 42% of the U.S. labor force working from home, demand for cloud computing and infrastructure and security software grew rapidly, driving a supporting advance in the software and services industry. The transition to remote work and school drove purchases of personal computers and peripherals and heightened demand for equipment related to data storage, bolstering technology hardware and equipment stocks.

The consumer discretionary sector also contributed to the Index’s return, as fiscal stimulus payments and unemployment insurance supplements helped consumer spending partially recover from earlier declines. Retailers, which were particularly pressured by pandemic-related restrictions posted strong gains amid vaccination programs and an improving economy. Internet and direct marketing retailers benefited from an increase in online shopping.

The financials and communication services sectors also contributed to the Index’s performance. Bank stocks rallied when the Fed backed credit markets and effective COVID-19 vaccines were developed and distributed, raising investors’ hopes for an economic rebound. Investment banking and brokerage companies also contributed, as higher trading revenues amid a surge in equity trading volume boosted profit margins. Media and entertainment companies advanced, as consumers spending more time at home made greater use of home entertainment products, such as on-demand films and television, streaming services, and video games.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	26.7%
Health Care	13.1
Consumer Discretionary	12.1
Financials	11.4
Communication Services	10.5
Industrials	9.4
Consumer Staples	5.8
Real Estate	3.0
Materials	2.8
Energy	2.6
Utilities	2.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Apple Inc.	5.2%
Microsoft Corp.	4.7
Amazon.com Inc.	3.5
Facebook Inc., Class A	1.9
Alphabet Inc., Class A	1.7
Alphabet Inc., Class C	1.6
Tesla Inc.	1.4
Berkshire Hathaway Inc., Class B	1.3
JPMorgan Chase & Co.	1.2
Johnson & Johnson	1.2

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Fund Summary as of March 31, 2021	iShares® Russell 1000 Growth ETF

Investment Objective

The iShares Russell 1000 Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large-and mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the Russell 1000® Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	62.44%	20.82%	16.41%	62.44%	157.47%	357.17%
Fund Market	62.48	20.82	16.41	62.48	157.43	357.08
Index	62.74	21.05	16.63	62.74	159.89	365.81

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,123.50	$ 1.01		$ 1,000.00	$ 1,024.00	$ 0.96		0.19%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 23 for more information.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2021 (continued)	iShares® Russell 1000 Growth ETF

Portfolio Management Commentary

Growth-oriented large- and mid-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The information technology sector was the leading contributor to the Index’s return as the coronavirus pandemic disrupted normal business practices and limited face-to-face contact, prompting many businesses to improve and expand their technology systems. Combined with a rebound in both consumer and business information technology spending, the accelerated adoption of technology products and services led to solid earnings growth for the sector. With 42% of the U.S. labor force working from home due to pandemic restrictions, demand for cloud computing and business-oriented infrastructure and security software grew rapidly, driving a solid advance in the software and services industry. The technology hardware and equipment industry also advanced, as the transition to remote work and school drove purchases of personal computers and peripherals. The semiconductors and semiconductor equipment industry contributed as strong demand led to a semiconductor shortage, boosting revenues for chip makers.

The consumer discretionary sector also contributed to the Index’s return, rebounding strongly as fiscal stimulus payments and unemployment insurance supplements supported increased consumer spending. Retailers, which were particularly pressured by pandemic-related restrictions, recovered to post strong gains amid a mass COVID-19 vaccination program and an improving economy. Internet and direct marketing retailers benefited from increased online shopping amid pandemic-related restrictions.

The communication services sector also aided the Index’s return, led by the media and entertainment industry. Consumers spending more time at home made greater use of home entertainment products, such as on-demand films and television, streaming services, and video games. Increased online advertising led to revenue gains in the interactive media and services industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	44.2%
Consumer Discretionary	16.5
Health Care	13.7
Communication Services	11.9
Industrials	4.7
Consumer Staples	4.5
Financials	1.9
Real Estate	1.7
Other (each representing less than 1%)	0.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Apple Inc.	10.5%
Microsoft Corp.	9.5
Amazon.com Inc.	7.1
Facebook Inc., Class A	3.8
Tesla Inc.	2.8
Alphabet Inc., Class A	2.6
Alphabet Inc., Class C	2.5
Visa Inc., Class A	1.9
NVIDIA Corp.	1.7
Mastercard Inc., Class A	1.7

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Russell 1000 Value ETF

Investment Objective

The iShares Russell 1000 Value ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Russell 1000® Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	55.84%	11.56%	10.79%	55.84%	72.77%	178.70%
Fund Market	55.86	11.57	10.80	55.86	72.90	178.84
Index	56.09	11.74	10.99	56.09	74.21	183.72

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,292.10	$ 1.09		$ 1,000.00	$ 1,024.00	$ 0.96		0.19%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 23 for more information.

F U N D S U M M A R Y	15

Fund Summary as of March 31, 2021 (continued)	iShares® Russell 1000 Value ETF

Portfolio Management Commentary

Value-oriented large- and mid-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The financials sector, which is closely tied to the strength of the broader economy, contributed the most to the Index’s performance. Within the sector, banks were the leading contributors. In the wake of the coronavirus pandemic, bank stocks faced headwinds amid concerns that widespread business failures would lead to significant loan losses. However, bank stocks rallied when the Fed backed credit markets and effective COVID-19 vaccines were developed and distributed, raising investors’ hopes for an economic rebound. Late in the reporting period, higher long-term bond yields also pointed to a strengthening economy, further supporting bank stocks. Investment banking and brokerage companies also contributed, as higher trading revenues amid a surge in equity trading volume boosted investment banks’ profit margins.

The ongoing economic recovery also helped the economically sensitive industrials sector, which was a solid contributor to the Index’s return. The capital goods industry was the primary source of strength amid a rebound in industrial production, although manufacturing output remained below pre-pandemic levels. Optimism about continued economic growth led to the highest levels of business confidence in more than 35 years. Strong consumer demand for manufactured goods, including automobiles, helped support U.S. manufacturers.

The consumer discretionary sector also contributed to the Index’s return, rebounding strongly after a decline early in the pandemic. Retailers posted strong gains amid a mass COVID-19 vaccination program and an improving economy. Consumers increased savings and reduced credit card debt amid the pandemic, which led to a surge in spending on nonessential items, benefiting the specialty retail industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	20.6%
Industrials	13.9
Health Care	12.6
Information Technology	9.5
Communication Services	9.2
Consumer Discretionary	7.8
Consumer Staples	7.1
Energy	5.1
Utilities	5.0
Materials	4.8
Real Estate	4.4

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Berkshire Hathaway Inc., Class B	2.5%
JPMorgan Chase & Co.	2.4
Johnson & Johnson	2.0
Walt Disney Co. (The)	1.8
Bank of America Corp.	1.6
Intel Corp.	1.4
Comcast Corp., Class A	1.3
Verizon Communications Inc.	1.3
Exxon Mobil Corp.	1.2
Cisco Systems Inc.	1.2

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Russell 2000 ETF

Investment Objective

The iShares Russell 2000 ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities, as represented by the Russell 2000® Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	94.67%	16.31%	11.69%	94.67%	112.89%	202.12%
Fund Market	95.43	16.39	11.73	95.43	113.55	203.05
Index	94.85	16.35	11.68	94.85	113.26	201.95

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,479.70	$ 1.17		$ 1,000.00	$ 1,024.00	$ 0.96		0.19%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 23 for more information.

F U N D S U M M A R Y	17

Fund Summary as of March 31, 2021 (continued)	iShares® Russell 2000 ETF

Portfolio Management Commentary

Small-capitalization U.S. stocks advanced sharply for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The consumer discretionary sector was the leading contributor to the Index’s return, as fiscal stimulus payments and unemployment insurance supplements helped consumer spending partially recover from a sharp decline in the second quarter of 2020. Retailers, which were particularly pressured by pandemic-related restrictions, recovered to post strong gains amid vaccination programs and an improving economy. Consumers increased savings and reduced credit card debt amid the pandemic, which led to a surge in spending on nonessential items, benefiting the specialty retail industry.

The economically sensitive industrials sector was a solid contributor to the Index’s return. The capital goods industry benefited from a rebound in industrial production, although manufacturing output remained below pre-pandemic levels. Optimism about economic growth led to the highest levels of business confidence in more than 35 years. Strong consumer demand for manufactured goods, including automobiles, helped support U.S. manufacturers.

The healthcare sector was a significant contributor to the Index’s performance, supported by optimism surrounding the economic recovery and the development of new products. Pandemic-related restrictions led patients to make fewer doctor visits and delay elective procedures. However, analysts assessed that deferred demand for health services would lead to increased revenues as the economy continued to rebound. Additionally, U.S. election results suggest sector disruption from legislative changes is unlikely.

The financials sector also contributed to the Index’s performance. Bank stocks rallied when the Fed backed credit markets and effective COVID-19 vaccines were developed and distributed, raising expectations for an economic rebound. Late in the reporting period, higher long-term bond yields also pointed to a strengthening economy, further supporting bank stocks.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Health Care	19.5%
Industrials	16.0
Financials	15.8
Consumer Discretionary	14.6
Information Technology	12.7
Real Estate	5.9
Materials	4.5
Consumer Staples	3.3
Utilities	2.7
Energy	2.6
Communication Services	2.4

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Penn National Gaming Inc.	0.6%
Caesars Entertainment Inc.	0.6
Plug Power Inc.	0.5
Darling Ingredients Inc.	0.4
Novavax Inc.	0.4
GameStop Corp., Class A	0.4
Lithia Motors Inc., Class A	0.4
Sunrun Inc.	0.4
RH	0.3
Builders FirstSource Inc.	0.3

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Russell 2000 Growth ETF

Investment Objective

The iShares Russell 2000 Growth ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit growth characteristics, as represented by the Russell 2000® Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	90.06%	18.61%	13.09%	90.06%	134.70%	242.31%
Fund Market	90.83	18.67	13.12	90.83	135.34	243.09
Index	90.20	18.61	13.02	90.20	134.74	240.09

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,358.60	$ 1.41		$ 1,000.00	$ 1,023.70	$ 1.21		0.24%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 23 for more information.

F U N D S U M M A R Y	19

Fund Summary as of March 31, 2021 (continued)	iShares® Russell 2000 Growth ETF

Portfolio Management Commentary

Growth-oriented, small-capitalization U.S. stocks advanced sharply for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The healthcare sector was the leading contributor to the Index’s performance, as optimism surrounding the economic recovery and the development of new products offset a decline in healthcare spending. Pandemic-related restrictions led patients to make fewer doctor visits and delay elective procedures. However, analysts assessed that deferred demand for health services would lead to increased revenues as the economy continued to rebound. The biotechnology industry led contributions, gaining amid increased adoption of advanced prenatal screening and oncology tests as well as promising developments in cell therapeutic treatments. The healthcare equipment and services industry also advanced, helped by new antigen-based COVID-19 tests and a rebound in demand for equipment to treat sleep apnea.

The information technology sector was another source of strength for the Index’s return. Combined with a rebound in both consumer and business information technology spending, the accelerated adoption of technology products and services led to solid earnings growth for the sector. With 42% of the U.S. labor force working from home, demand for cloud computing and business-oriented infrastructure and security software grew rapidly, supporting a solid advance in the software and services industry.

The consumer discretionary sector was also a notable contributor, rebounding strongly as fiscal stimulus payments and unemployment insurance supplements supported increased consumer spending. The consumer services industry, which includes casinos and gaming stocks, gained as bookings at resorts and casino operators rose amid capacity increases. Online gaming, particularly sports betting, also increased, further bolstering the industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Health Care	33.2%
Information Technology	20.1
Consumer Discretionary	14.9
Industrials	14.8
Financials	3.9
Real Estate	3.5
Consumer Staples	3.1
Materials	2.6
Communication Services	2.2
Utilities	1.5
Energy	0.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Plug Power Inc.	1.1%
Sunrun Inc.	0.7
RH	0.7
Deckers Outdoor Corp.	0.7
Caesars Entertainment Inc.	0.7
Churchill Downs Inc.	0.6
Penn National Gaming Inc.	0.6
SiteOne Landscape Supply Inc.	0.6
Mirati Therapeutics Inc.	0.5
Tetra Tech Inc.	0.5

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Russell 2000 Value ETF

Investment Objective

The iShares Russell 2000 Value ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics, as represented by the Russell 2000® Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	96.79%	13.42%	9.93%	96.79%	87.68%	157.80%
Fund Market	97.61	13.48	9.96	97.61	88.18	158.46
Index	97.05	13.56	10.06	97.05	88.88	160.79

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,614.00	$ 1.56		$ 1,000.00	$ 1,023.70	$ 1.21		0.24%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 23 for more information.

F U N D S U M M A R Y	21

Fund Summary as of March 31, 2021 (continued)	iShares® Russell 2000 Value ETF

Portfolio Management Commentary

Value-oriented small-capitalization U.S. stocks advanced sharply for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The financials sector, which is closely tied to the strength of the broader economy, contributed the most to the Index’s performance. Within the sector, banks were the leading contributors. In the wake of the coronavirus pandemic, bank stocks faced headwinds amid concerns that widespread business failures would lead to significant loan losses. However, bank stocks rallied when the Fed backed credit markets and effective COVID-19 vaccines were developed and distributed, raising investors’ hopes for an economic rebound. Late in the reporting period, higher long-term bond yields also pointed to a strengthening economy, further supporting bank stocks.

The consumer discretionary sector also contributed significantly to the Index’s return, rebounding strongly after a decline early in the pandemic. Retailers, which were particularly pressured by the onset of the pandemic and related restrictions, posted strong gains amid a mass COVID-19 vaccination program and an improving economy. Consumers increased savings and reduced credit card debt amid the pandemic, which led to a surge in spending on nonessential items, benefiting the specialty retail industry. Similarly, hotels, restaurants, and leisure stocks contributed, as hotel and cruise bookings increased amid optimism about vaccinations.

The ongoing economic recovery also helped the economically sensitive industrials sector, which was a solid contributor to the Index’s return. The capital goods industry was the primary source of strength amid a rebound in industrial production, although manufacturing output remained below pre-pandemic levels. Optimism about continued economic growth led to the highest levels of business confidence in more than 35 years. Strong consumer demand for manufactured goods, including automobiles, helped support U.S. manufacturers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	27.1%
Industrials	17.2
Consumer Discretionary	14.2
Real Estate	8.3
Health Care	6.4
Materials	6.3
Information Technology	5.6
Energy	4.9
Utilities	3.9
Consumer Staples	3.5
Communication Services	2.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Darling Ingredients Inc.	0.8%
GameStop Corp., Class A	0.8
Cleveland-Cliffs Inc.	0.6
Novavax Inc.	0.6
Penn National Gaming Inc.	0.6
Performance Food Group Co.	0.5
United States Steel Corp.	0.5
Caesars Entertainment Inc.	0.5
Stifel Financial Corp.	0.5
Ovintiv Inc.	0.4

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	23

Schedule of Investments March 31, 2021	iShares® Russell Top 200 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.7%
Boeing Co. (The)	16,878	$4,299,164
General Dynamics Corp.	7,990	1,450,664
L3Harris Technologies Inc.	6,602	1,338,093
Lockheed Martin Corp.	7,795	2,880,253
Northrop Grumman Corp.	4,921	1,592,633
Raytheon Technologies Corp.	44,888	3,468,496

		15,029,303

Air Freight & Logistics — 0.7%
FedEx Corp.	7,752	2,201,878
United Parcel Service Inc., Class B	22,577	3,837,864

		6,039,742

Automobiles — 2.1%
General Motors Co.	39,512	2,270,360
Tesla Inc.(a)	24,155	16,133,849

		18,404,209

Banks — 4.7%
Bank of America Corp.	244,008	9,440,669
Citigroup Inc.	65,806	4,787,386
JPMorgan Chase & Co.	95,555	14,546,338
PNC Financial Services Group Inc. (The)	13,351	2,341,899
Truist Financial Corp.	42,409	2,473,293
U.S. Bancorp	42,802	2,367,379
Wells Fargo & Co.	119,626	4,673,788

		40,630,752

Beverages — 1.8%
Coca-Cola Co. (The)	121,953	6,428,143
Constellation Brands Inc., Class A	5,107	1,164,396
Keurig Dr Pepper Inc.	22,107	759,817
Monster Beverage Corp.(a)	11,606	1,057,190
PepsiCo Inc.	43,786	6,193,530

		15,603,076

Biotechnology — 2.0%
AbbVie Inc.	55,530	6,009,457
Amgen Inc.	18,367	4,569,893
Biogen Inc.(a)	4,772	1,334,967
Gilead Sciences Inc.	39,549	2,556,052
Regeneron Pharmaceuticals Inc.(a)	3,052	1,444,023
Vertex Pharmaceuticals Inc.(a)	8,180	1,757,800

		17,672,192

Capital Markets — 2.6%
Bank of New York Mellon Corp. (The)	25,126	1,188,208
BlackRock Inc.(b)	4,656	3,510,438
Charles Schwab Corp. (The)	43,387	2,827,965
CME Group Inc.	11,178	2,282,883
Goldman Sachs Group Inc. (The)	10,431	3,410,937
Intercontinental Exchange Inc.	17,450	1,948,816
Moody’s Corp.	5,114	1,527,091
Morgan Stanley	44,006	3,417,506
S&P Global Inc.	7,578	2,674,049

		22,787,893

Chemicals — 1.5%
Air Products & Chemicals Inc.	6,945	1,953,906
Dow Inc.	23,362	1,493,766
DuPont de Nemours Inc.	16,902	1,306,187
Ecolab Inc.	7,833	1,676,811
Linde PLC	16,544	4,634,636

Security	Shares	Value

Chemicals (continued)
Sherwin-Williams Co. (The)	2,592	$1,912,922

		12,978,228

Commercial Services & Supplies — 0.2%
Waste Management Inc.	13,299	1,715,837

Communications Equipment — 0.8%
Cisco Systems Inc.	133,878	6,922,831

Consumer Finance — 0.6%
American Express Co.	20,583	2,911,260
Capital One Financial Corp.	14,249	1,812,900

		4,724,160

Diversified Financial Services — 1.8%
Berkshire Hathaway Inc., Class B(a)	59,345	15,160,867

Diversified Telecommunication Services — 1.7%
AT&T Inc.	224,957	6,809,448
Verizon Communications Inc.	130,716	7,601,136

		14,410,584

Electric Utilities — 1.4%
American Electric Power Co. Inc.	15,744	1,333,517
Duke Energy Corp.	23,204	2,239,882
Exelon Corp.	30,788	1,346,667
NextEra Energy Inc.	61,828	4,674,815
Southern Co. (The)	33,345	2,072,725

		11,667,606

Electrical Equipment — 0.4%
Eaton Corp. PLC	12,594	1,741,498
Emerson Electric Co.	18,726	1,689,460

		3,430,958

Energy Equipment & Services — 0.1%
Schlumberger Ltd.	44,027	1,197,094

Entertainment — 2.4%
Activision Blizzard Inc.	24,131	2,244,183
Electronic Arts Inc.	8,980	1,215,623
Netflix Inc.(a)	13,416	6,998,590
Walt Disney Co. (The)(a)	57,014	10,520,223

		20,978,619

Equity Real Estate Investment Trusts (REITs) — 1.5%
American Tower Corp.	13,899	3,322,695
Crown Castle International Corp.	13,066	2,249,051
Digital Realty Trust Inc.	8,788	1,237,702
Equinix Inc.	2,803	1,904,891
Prologis Inc.	23,191	2,458,246
Public Storage	4,790	1,181,980
SBA Communications Corp.	3,478	965,319

		13,319,884

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	13,945	4,915,333
Sysco Corp.	15,374	1,210,549
Walgreens Boots Alliance Inc.	23,012	1,263,359
Walmart Inc.	43,960	5,971,087

		13,360,328

Food Products — 0.5%
General Mills Inc.	19,095	1,170,906
Kraft Heinz Co. (The)	20,363	814,520
Mondelez International Inc., Class A	44,159	2,584,626

		4,570,052

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell Top 200 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies — 3.4%
Abbott Laboratories	54,528	$6,534,635
Baxter International Inc.	16,039	1,352,729
Becton Dickinson and Co.	9,115	2,216,312
Boston Scientific Corp.(a)	45,181	1,746,246
Danaher Corp.	19,721	4,438,803
DexCom Inc.(a)	2,897	1,041,153
Edwards Lifesciences Corp.(a)	19,415	1,623,871
Intuitive Surgical Inc.(a)	3,650	2,697,131
Medtronic PLC	42,315	4,998,671
Stryker Corp.	10,942	2,665,252

		29,314,803

Health Care Providers & Services — 2.8%
Anthem Inc.	7,875	2,826,731
Centene Corp.(a)	18,082	1,155,621
Cigna Corp.	10,877	2,629,406
CVS Health Corp.	41,362	3,111,663
HCA Healthcare Inc.	8,393	1,580,738
Humana Inc.	4,074	1,708,024
UnitedHealth Group Inc.	29,780	11,080,245

		24,092,428

Hotels, Restaurants & Leisure — 1.8%
Booking Holdings Inc.(a)	1,293	3,012,483
Las Vegas Sands Corp.	10,588	643,327
Marriott International Inc./MD, Class A	8,450	1,251,530
McDonald’s Corp.	23,475	5,261,686
Starbucks Corp.	36,811	4,022,338
Yum! Brands Inc.	9,485	1,026,087

		15,217,451

Household Products — 1.6%
Colgate-Palmolive Co.	26,551	2,093,015
Kimberly-Clark Corp.	10,687	1,486,027
Procter & Gamble Co. (The)	76,878	10,411,588

		13,990,630

Industrial Conglomerates — 1.5%
3M Co.	17,704	3,411,206
General Electric Co.	274,677	3,606,509
Honeywell International Inc.	22,184	4,815,481
Roper Technologies Inc.	3,279	1,322,552

		13,155,748

Insurance — 1.6%
Aflac Inc.	21,535	1,102,161
Allstate Corp. (The)	9,557	1,098,099
American International Group Inc.	27,248	1,259,130
Aon PLC, Class A	7,127	1,639,994
Chubb Ltd.	14,144	2,234,328
Marsh & McLennan Companies Inc.	15,934	1,940,761
MetLife Inc.	23,918	1,453,975
Progressive Corp. (The)	18,494	1,768,212
Travelers Companies Inc. (The)	7,948	1,195,379

		13,692,039

Interactive Media & Services — 7.0%
Alphabet Inc., Class A(a)	9,470	19,532,064
Alphabet Inc., Class C, NVS(a)	9,172	18,973,474
Facebook Inc., Class A(a)	75,752	22,311,237

		60,816,775

Internet & Direct Marketing Retail — 4.9%
Amazon.com Inc.(a)	13,376	41,386,414

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
eBay Inc.	20,371	$1,247,520

		42,633,934

IT Services — 6.1%
Accenture PLC, Class A	20,081	5,547,376
Automatic Data Processing Inc.	13,533	2,550,565
Cognizant Technology Solutions Corp., Class A	16,798	1,312,260
Fidelity National Information Services Inc.	19,531	2,746,254
Fiserv Inc.(a)	18,080	2,152,243
Global Payments Inc.	9,370	1,888,805
International Business Machines Corp.	27,989	3,729,814
Mastercard Inc., Class A	27,831	9,909,228
PayPal Holdings Inc.(a)	37,048	8,996,736
Square Inc., Class A(a)	11,620	2,638,321
Visa Inc., Class A	53,265	11,277,798

		52,749,400

Life Sciences Tools & Services — 0.9%
Illumina Inc.(a)	4,616	1,772,821
Thermo Fisher Scientific Inc.	12,448	5,681,018

		7,453,839

Machinery — 1.1%
Caterpillar Inc.	17,057	3,955,007
Deere & Co.	8,885	3,324,234
Illinois Tool Works Inc.	9,910	2,195,263

		9,474,504

Media — 1.2%
Charter Communications Inc., Class A(a)	4,440	2,739,569
Comcast Corp., Class A	142,952	7,735,133

		10,474,702

Metals & Mining — 0.2%
Newmont Corp.	25,269	1,522,963
Southern Copper Corp.	2,561	173,815

		1,696,778

Multi-Utilities — 0.4%
Dominion Energy Inc.	25,683	1,950,881
Sempra Energy	9,085	1,204,489

		3,155,370

Multiline Retail — 0.5%
Dollar General Corp.	7,752	1,570,710
Target Corp.	15,753	3,120,197

		4,690,907

Oil, Gas & Consumable Fuels — 2.4%
Chevron Corp.	60,761	6,367,145
ConocoPhillips	42,756	2,264,785
EOG Resources Inc.	18,478	1,340,210
Exxon Mobil Corp.	133,515	7,454,143
Kinder Morgan Inc.	61,225	1,019,396
Phillips 66	13,730	1,119,544
Valero Energy Corp.	12,822	918,055

		20,483,278

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	7,161	2,082,777

Pharmaceuticals — 4.4%
Bristol-Myers Squibb Co.	71,556	4,517,330
Eli Lilly & Co.	26,615	4,972,214
Johnson & Johnson	83,187	13,671,783
Merck & Co. Inc.	79,696	6,143,765
Pfizer Inc.	175,430	6,355,829

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2021	iShares® Russell Top 200 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Zoetis Inc.	14,979	$2,358,893

		38,019,814

Road & Rail — 1.3%
CSX Corp.	24,019	2,315,912
Norfolk Southern Corp.	7,961	2,137,688
Uber Technologies Inc.(a)	43,579	2,375,491
Union Pacific Corp.	21,120	4,655,059

		11,484,150

Semiconductors & Semiconductor Equipment — 5.6%
Advanced Micro Devices Inc.(a)	37,722	2,961,177
Analog Devices Inc.	11,576	1,795,206
Applied Materials Inc.	28,863	3,856,097
Broadcom Inc.	12,445	5,770,249
Intel Corp.	129,424	8,283,136
Lam Research Corp.	4,514	2,686,913
Micron Technology Inc.(a)	35,153	3,100,846
NVIDIA Corp.	18,623	9,943,379
QUALCOMM Inc.	35,556	4,714,370
Texas Instruments Inc.	28,999	5,480,521

		48,591,894

Software — 9.9%
Adobe Inc.(a)	15,175	7,213,740
Atlassian Corp. PLC, Class A(a)	4,122	868,753
Autodesk Inc.(a)	6,909	1,914,829
Intuit Inc.	7,963	3,050,307
Microsoft Corp.	236,239	55,698,069
Oracle Corp.	58,044	4,072,947
salesforce.com Inc.(a)	27,704	5,869,647
ServiceNow Inc.(a)	6,129	3,065,174
VMware Inc., Class A(a)(c)	2,504	376,727
Workday Inc., Class A(a)	5,659	1,405,865
Zoom Video Communications Inc., Class A(a)	5,535	1,778,340

		85,314,398

Specialty Retail — 2.1%
Home Depot Inc. (The)	33,888	10,344,312
Lowe’s Companies Inc.	23,115	4,396,011
Ross Stores Inc.	10,989	1,317,691
TJX Companies Inc. (The)	37,722	2,495,310

		18,553,324

Technology Hardware, Storage & Peripherals — 7.1%
Apple Inc.	499,755	61,045,073

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Dell Technologies Inc., Class C(a)	8,340	$735,171

		61,780,244

Textiles, Apparel & Luxury Goods — 0.6%
Nike Inc., Class B	39,172	5,205,567

Thrifts & Mortgage Finance — 0.0%
Rocket Companies Inc., Class A(c)	3,740	86,357

Tobacco — 0.9%
Altria Group Inc.	58,553	2,995,572
Philip Morris International Inc.	49,010	4,349,147

		7,344,719

Wireless Telecommunication Services — 0.3%
T-Mobile U.S. Inc.(a)	17,358	2,174,784

Total Common Stocks — 99.8% (Cost: $681,710,756)		864,334,829

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(b)(d)(e)	379,083	379,310
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(d)	1,115,000	1,115,000

		1,494,310

Total Short-Term Investments — 0.2% (Cost: $1,494,310)		1,494,310

Total Investments in Securities — 100.0% (Cost: $683,205,066)		865,829,139

Other Assets, Less Liabilities — 0.0%		91,047

Net Assets — 100.0%		$865,920,186

(a)	Non-income producing security.

(b)	Affiliate of the Fund.

(c)	All or a portion of this security is on loan.

(d)	Annualized 7-day yield as of period-end.

(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell Top 200 ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$378,035	(a)	$—	$1,275	$—	$379,310	379,083	$18,156	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	625,000	490,000	(a)	—	—	—	1,115,000	1,115,000	1,303		—
BlackRock Inc.	1,094,645	1,841,448		(836,300)	324,010	1,086,635	3,510,438	4,656	70,281		—

					$325,285	$1,086,635	$5,004,748		$89,740		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	7	06/18/21	$1,389	$13,669

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$13,669

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$641,244

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$36,064

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,140,065

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2021	iShares® Russell Top 200 ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$864,334,829	$—	$—	$864,334,829
Money Market Funds	1,494,310	—	—	1,494,310

	$865,829,139	$—	$—	$865,829,139

Derivative financial instruments(a)
Assets
Futures Contracts	$13,669	$—	$—	$13,669

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® Russell Top 200 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
Lockheed Martin Corp.	57,663	$21,306,479
Northrop Grumman Corp.	33,464	10,830,289

		32,136,768

Air Freight & Logistics — 0.5%
United Parcel Service Inc., Class B	110,191	18,731,368

Automobiles — 3.4%
Tesla Inc.(a)	178,208	119,030,469

Beverages — 2.0%
Coca-Cola Co. (The)	527,475	27,803,207
Monster Beverage Corp.(a)	85,544	7,792,203
PepsiCo Inc.	236,922	33,512,617

		69,108,027

Biotechnology — 2.9%
AbbVie Inc.	385,250	41,691,755
Amgen Inc.	135,475	33,707,535
Biogen Inc.(a)	10,788	3,017,943
Regeneron Pharmaceuticals Inc.(a)	22,433	10,613,950
Vertex Pharmaceuticals Inc.(a)	60,478	12,996,117

		102,027,300

Capital Markets — 0.8%
Intercontinental Exchange Inc.	45,240	5,052,403
Moody’s Corp.	37,670	11,248,639
S&P Global Inc.	32,963	11,631,654

		27,932,696

Chemicals — 0.5%
Air Products & Chemicals Inc.	6,442	1,812,392
Ecolab Inc.	11,496	2,460,949
Sherwin-Williams Co. (The)	19,192	14,163,888

		18,437,229

Commercial Services & Supplies — 0.0%
Waste Management Inc.	12,625	1,628,878

Entertainment — 1.7%
Activision Blizzard Inc.	69,916	6,502,188
Electronic Arts Inc.	9,214	1,247,299
Netflix Inc.(a)	98,975	51,631,299

		59,380,786

Equity Real Estate Investment Trusts (REITs) — 1.7%
American Tower Corp.	102,791	24,573,216
Crown Castle International Corp.	90,320	15,546,782
Equinix Inc.	20,616	14,010,427
Public Storage	22,787	5,622,920
SBA Communications Corp.	3,476	964,764

		60,718,109

Food & Staples Retailing — 1.1%
Costco Wholesale Corp.	90,598	31,933,983
Sysco Corp.	79,943	6,294,712

		38,228,695

Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	154,681	18,536,971
Baxter International Inc.	49,453	4,170,866
DexCom Inc.(a)	21,327	7,664,710
Edwards Lifesciences Corp.(a)	143,837	12,030,527
Intuitive Surgical Inc.(a)	26,969	19,928,473

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Stryker Corp.	26,193	$6,380,091

		68,711,638

Health Care Providers & Services — 2.6%
Anthem Inc.	14,906	5,350,509
Centene Corp.(a)	39,279	2,510,321
Cigna Corp.	21,633	5,229,561
HCA Healthcare Inc.	32,174	6,059,651
Humana Inc.	11,433	4,793,285
UnitedHealth Group Inc.	182,798	68,013,652

		91,956,979

Hotels, Restaurants & Leisure — 1.3%
Booking Holdings Inc.(a)	9,521	22,182,406
Las Vegas Sands Corp.	32,639	1,983,146
McDonald’s Corp.	24,690	5,534,016
Starbucks Corp.	157,155	17,172,327
Yum! Brands Inc.	5,237	566,539

		47,438,434

Household Products — 1.0%
Procter & Gamble Co. (The)	253,337	34,309,430

Industrial Conglomerates — 0.5%
3M Co.	86,428	16,652,947
Roper Technologies Inc.	3,310	1,335,055

		17,988,002

Insurance — 0.8%
Aon PLC, Class A	52,593	12,102,175
Marsh & McLennan Companies Inc.	91,776	11,178,317
Progressive Corp. (The)	39,015	3,730,224

		27,010,716

Interactive Media & Services — 10.9%
Alphabet Inc., Class A(a)	54,214	111,817,459
Alphabet Inc., Class C, NVS(a)	52,513	108,629,967
Facebook Inc., Class A(a)	558,866	164,602,803

		385,050,229

Internet & Direct Marketing Retail — 8.9%
Amazon.com Inc.(a)	98,685	305,339,285
eBay Inc.	137,910	8,445,608

		313,784,893

IT Services — 8.6%
Accenture PLC, Class A	148,279	40,962,074
Automatic Data Processing Inc.	86,117	16,230,471
Cognizant Technology Solutions Corp., Class A	8,908	695,893
Fiserv Inc.(a)	39,305	4,678,867
Mastercard Inc., Class A	205,324	73,105,610
PayPal Holdings Inc.(a)	273,319	66,372,786
Square Inc., Class A(a)(b)	86,056	19,539,015
Visa Inc., Class A	392,958	83,200,997

		304,785,713

Life Sciences Tools & Services — 1.1%
Illumina Inc.(a)	34,179	13,126,787
Thermo Fisher Scientific Inc.	54,026	24,656,386

		37,783,173

Machinery — 0.2%
Illinois Tool Works Inc.	32,350	7,166,172

Media — 0.5%
Charter Communications Inc., Class A(a)	29,531	18,221,218

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2021	iShares® Russell Top 200 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail — 0.3%
Dollar General Corp.	57,105	$11,570,615

Personal Products — 0.4%
Estee Lauder Companies Inc. (The), Class A	47,154	13,714,741

Pharmaceuticals — 3.3%
Bristol-Myers Squibb Co.	191,757	12,105,619
Eli Lilly & Co.	195,918	36,601,401
Johnson & Johnson	82,398	13,542,111
Merck & Co. Inc.	513,649	39,597,202
Zoetis Inc.	100,232	15,784,535

		117,630,868

Road & Rail — 0.9%
Uber Technologies Inc.(a)	246,661	13,445,491
Union Pacific Corp.	79,647	17,554,995

		31,000,486

Semiconductors & Semiconductor Equipment — 6.8%
Advanced Micro Devices Inc.(a)	259,486	20,369,651
Analog Devices Inc.	10,361	1,606,784
Applied Materials Inc.	213,477	28,520,527
Broadcom Inc.	87,104	40,386,641
Lam Research Corp.	33,250	19,791,730
NVIDIA Corp.	137,391	73,357,176
QUALCOMM Inc.	261,752	34,705,698
Texas Instruments Inc.	106,530	20,133,105

		238,871,312

Software — 17.5%
Adobe Inc.(a)	111,955	53,220,048
Atlassian Corp. PLC, Class A(a)	30,433	6,414,059
Autodesk Inc.(a)	34,080	9,445,272
Intuit Inc.	58,714	22,490,985
Microsoft Corp.	1,742,850	410,911,744
Oracle Corp.	377,861	26,514,506
salesforce.com Inc.(a)	189,087	40,061,863
ServiceNow Inc.(a)	45,301	22,655,483
VMware Inc., Class A(a)(b)	18,777	2,825,000
Workday Inc., Class A(a)	41,679	10,354,314
Zoom Video Communications Inc., Class A(a)	40,771	13,099,315

		617,992,589

Specialty Retail — 2.6%
Home Depot Inc. (The)	124,931	38,135,188
Lowe’s Companies Inc.	170,563	32,437,671

Security	Shares	Value

Specialty Retail (continued)
Ross Stores Inc.	65,460	$7,849,309
TJX Companies Inc. (The)	226,093	14,956,052

		93,378,220

Technology Hardware, Storage & Peripherals — 12.8%
Apple Inc.	3,686,950	450,360,943
Dell Technologies Inc., Class C(a)	3,576	315,224

		450,676,167

Textiles, Apparel & Luxury Goods — 1.1%
Nike Inc., Class B	288,937	38,396,838

Thrifts & Mortgage Finance — 0.0%
Rocket Companies Inc., Class A	9,287	214,437

Tobacco — 0.3%
Altria Group Inc.	188,068	9,621,559

Total Common Stocks — 99.9% (Cost: $2,366,193,085)		3,524,634,754

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	10,760,317	10,766,773
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	4,416,000	4,416,000

		15,182,773

Total Short-Term Investments — 0.4% (Cost: $15,182,773)		15,182,773

Total Investments in Securities — 100.3% (Cost: $2,381,375,858)		3,539,817,527

Other Assets, Less Liabilities — (0.3)%		(9,922,218)

Net Assets — 100.0%		$3,529,895,309

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan.

(c)	Affiliate of the Fund.

(d)	Annualized 7-day yield as of period-end.

(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell Top 200 Growth ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$8,964,457	$1,818,232	(a)	$—	$(8,762)	$(7,154)	$10,766,773	10,760,317	$67,173	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,976,000	1,440,000	(a)	—	—	—	4,416,000	4,416,000	5,500		—

					$(8,762)	$(7,154)	$15,182,773		$72,673		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	24	06/18/21	$4,761	$47,874

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$47,874

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$2,104,255

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$167,599

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,289,803

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2021	iShares® Russell Top 200 Growth ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$3,524,634,754	$—	$—	$3,524,634,754
Money Market Funds	15,182,773	—	—	15,182,773

	$3,539,817,527	$—	$—	$3,539,817,527

Derivative financial instruments(a)
Assets
Futures Contracts	$47,874	$—	$—	$47,874

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® Russell Top 200 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.7%
Boeing Co. (The)	50,170	$12,779,303
General Dynamics Corp.	23,814	4,323,670
L3Harris Technologies Inc.	19,662	3,985,094
Northrop Grumman Corp.	1,206	390,310
Raytheon Technologies Corp.	133,927	10,348,539

		31,826,916

Air Freight & Logistics — 0.9%
FedEx Corp.	23,021	6,538,885
United Parcel Service Inc., Class B	22,854	3,884,951

		10,423,836

Automobiles — 0.6%
General Motors Co.	117,319	6,741,150

Banks — 10.5%
Bank of America Corp.	726,757	28,118,229
Citigroup Inc.	195,631	14,232,155
JPMorgan Chase & Co.	284,601	43,324,810
PNC Financial Services Group Inc. (The)	39,830	6,986,580
Truist Financial Corp.	126,504	7,377,713
U.S. Bancorp	127,655	7,060,598
Wells Fargo & Co.	356,571	13,931,229

		121,031,314

Beverages — 1.6%
Coca-Cola Co. (The)	149,994	7,906,184
Constellation Brands Inc., Class A	15,126	3,448,728
Keurig Dr Pepper Inc.	65,917	2,265,567
PepsiCo Inc.	34,689	4,906,759

		18,527,238

Biotechnology — 1.0%
AbbVie Inc.	9,857	1,066,725
Biogen Inc.(a)	9,975	2,790,506
Gilead Sciences Inc.	117,973	7,624,595

		11,481,826

Capital Markets — 4.9%
Bank of New York Mellon Corp. (The)	74,763	3,535,542
BlackRock Inc.(b)	13,828	10,425,759
Charles Schwab Corp. (The)	129,377	8,432,793
CME Group Inc.	33,338	6,808,620
Goldman Sachs Group Inc. (The)	31,117	10,175,259
Intercontinental Exchange Inc.	33,656	3,758,702
Morgan Stanley	131,274	10,194,739
S&P Global Inc.	9,266	3,269,693

		56,601,107

Chemicals — 2.7%
Air Products & Chemicals Inc.	18,101	5,092,535
Dow Inc.	69,831	4,464,994
DuPont de Nemours Inc.	50,360	3,891,821
Ecolab Inc.	18,723	4,008,033
Linde PLC	49,349	13,824,629

		31,282,012

Commercial Services & Supplies — 0.4%
Waste Management Inc.	34,610	4,465,382

Communications Equipment — 1.8%
Cisco Systems Inc.	398,984	20,631,463

Consumer Finance — 1.2%
American Express Co.	61,428	8,688,376

Security	Shares	Value

Consumer Finance (continued)
Capital One Financial Corp.	42,493	$5,406,385

		14,094,761

Diversified Financial Services — 3.9%
Berkshire Hathaway Inc., Class B(a)	176,753	45,155,089

Diversified Telecommunication Services — 3.7%
AT&T Inc.	670,010	20,281,203
Verizon Communications Inc.	389,324	22,639,190

		42,920,393

Electric Utilities — 3.0%
American Electric Power Co. Inc.	46,735	3,958,454
Duke Energy Corp.	69,003	6,660,860
Exelon Corp.	91,658	4,009,121
NextEra Energy Inc.	183,922	13,906,342
Southern Co. (The)	99,198	6,166,148

		34,700,925

Electrical Equipment — 0.9%
Eaton Corp. PLC	37,555	5,193,105
Emerson Electric Co.	55,991	5,051,508

		10,244,613

Energy Equipment & Services — 0.3%
Schlumberger Ltd.	130,758	3,555,310

Entertainment — 3.3%
Activision Blizzard Inc.	43,474	4,043,082
Electronic Arts Inc.	23,089	3,125,558
Walt Disney Co. (The)(a)	169,811	31,333,526

		38,502,166

Equity Real Estate Investment Trusts (REITs) — 1.3%
Crown Castle International Corp.	2,577	443,579
Digital Realty Trust Inc.	26,159	3,684,234
Prologis Inc.	69,141	7,328,946
Public Storage	4,911	1,211,838
SBA Communications Corp.	8,960	2,486,848

		15,155,445

Food & Staples Retailing — 2.1%
Costco Wholesale Corp.	4,847	1,708,471
Sysco Corp.	13,108	1,032,124
Walgreens Boots Alliance Inc.	67,876	3,726,392
Walmart Inc.	130,931	17,784,358

		24,251,345

Food Products — 1.2%
General Mills Inc.	57,131	3,503,273
Kraft Heinz Co. (The)	60,684	2,427,360
Mondelez International Inc., Class A	131,231	7,680,950

		13,611,583

Health Care Equipment & Supplies — 5.2%
Abbott Laboratories	100,042	11,989,033
Baxter International Inc.	27,689	2,335,290
Becton Dickinson and Co.	27,069	6,581,828
Boston Scientific Corp.(a)	134,205	5,187,023
Danaher Corp.	58,820	13,239,206
Medtronic PLC	126,031	14,888,042
Stryker Corp.	21,931	5,341,953

		59,562,375

Health Care Providers & Services — 3.0%
Anthem Inc.	17,376	6,237,115
Centene Corp.(a)	38,164	2,439,061

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2021	iShares® Russell Top 200 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Cigna Corp.	23,581	$5,700,471
CVS Health Corp.	122,816	9,239,448
HCA Healthcare Inc.	12,021	2,264,035
Humana Inc.	7,517	3,151,502
UnitedHealth Group Inc.	14,901	5,544,215

		34,575,847

Hotels, Restaurants & Leisure — 2.3%
Las Vegas Sands Corp.	17,843	1,084,141
Marriott International Inc./MD, Class A	25,297	3,746,739
McDonald’s Corp.	59,944	13,435,848
Starbucks Corp.	46,534	5,084,770
Yum! Brands Inc.	26,144	2,828,258

		26,179,756

Household Products — 2.4%
Colgate-Palmolive Co.	79,147	6,239,158
Kimberly-Clark Corp.	31,974	4,445,985
Procter & Gamble Co. (The)	126,622	17,148,417

		27,833,560

Industrial Conglomerates — 2.8%
3M Co.	17,977	3,463,808
General Electric Co.	816,397	10,719,293
Honeywell International Inc.	65,970	14,320,108
Roper Technologies Inc.	8,434	3,401,769

		31,904,978

Insurance — 2.6%
Aflac Inc.	64,121	3,281,713
Allstate Corp. (The)	28,457	3,269,709
American International Group Inc.	80,744	3,731,180
Chubb Ltd.	42,216	6,668,861
Marsh & McLennan Companies Inc.	10,567	1,287,061
MetLife Inc.	70,951	4,313,111
Progressive Corp. (The)	38,970	3,725,922
Travelers Companies Inc. (The)	23,732	3,569,293

		29,846,850

Interactive Media & Services — 2.2%
Alphabet Inc., Class A(a)	6,317	13,028,939
Alphabet Inc., Class C, NVS(a)	6,119	12,657,947

		25,686,886

Internet & Direct Marketing Retail — 0.0%
eBay Inc.	5,236	320,653

IT Services — 3.0%
Automatic Data Processing Inc.	5,670	1,068,625
Cognizant Technology Solutions Corp., Class A	46,548	3,636,330
Fidelity National Information Services Inc.	58,005	8,156,083
Fiserv Inc.(a)	37,997	4,523,163
Global Payments Inc.	27,957	5,635,572
International Business Machines Corp.	83,471	11,123,345

		34,143,118

Life Sciences Tools & Services — 0.6%
Thermo Fisher Scientific Inc.	15,325	6,994,023

Machinery — 2.2%
Caterpillar Inc.	50,867	11,794,531
Deere & Co.	26,484	9,908,724
Illinois Tool Works Inc.	16,501	3,655,302

		25,358,557

Media — 2.1%
Charter Communications Inc., Class A(a)	1,282	791,020

Security	Shares	Value

Media (continued)
Comcast Corp., Class A	425,766	$23,038,198

		23,829,218

Metals & Mining — 0.4%
Newmont Corp.	75,550	4,553,399
Southern Copper Corp.	7,691	521,988

		5,075,387

Multi-Utilities — 0.8%
Dominion Energy Inc.	76,490	5,810,181
Sempra Energy	27,285	3,617,445

		9,427,626

Multiline Retail — 0.8%
Target Corp.	46,947	9,298,792

Oil, Gas & Consumable Fuels — 5.3%
Chevron Corp.	180,970	18,963,846
ConocoPhillips	127,600	6,758,972
EOG Resources Inc.	54,575	3,958,325
Exxon Mobil Corp.	397,658	22,201,246
Kinder Morgan Inc.	182,360	3,036,294
Phillips 66	40,842	3,330,257
Valero Energy Corp.	38,193	2,734,619

		60,983,559

Personal Products — 0.0%
Estee Lauder Companies Inc. (The), Class A	2,279	662,847

Pharmaceuticals — 5.7%
Bristol-Myers Squibb Co.	135,502	8,554,241
Johnson & Johnson	214,563	35,263,429
Merck & Co. Inc.	29,795	2,296,897
Pfizer Inc.	522,499	18,930,139
Zoetis Inc.	4,250	669,290

		65,713,996

Road & Rail — 1.9%
CSX Corp.	71,634	6,906,951
Norfolk Southern Corp.	23,639	6,347,544
Uber Technologies Inc.(a)	29,924	1,631,157
Union Pacific Corp.	30,851	6,799,869

		21,685,521

Semiconductors & Semiconductor Equipment — 4.2%
Advanced Micro Devices Inc.(a)	7,846	615,911
Analog Devices Inc.	30,364	4,708,849
Broadcom Inc.	1,914	887,445
Intel Corp.	385,476	24,670,464
Micron Technology Inc.(a)	104,462	9,214,593
Texas Instruments Inc.	43,288	8,180,999

		48,278,261

Software — 0.4%
Autodesk Inc.(a)	6,845	1,897,092
Oracle Corp.	20,857	1,463,536
salesforce.com Inc.(a)	6,027	1,276,940

		4,637,568

Specialty Retail — 1.5%
Home Depot Inc. (The)	50,466	15,404,746
Ross Stores Inc.	6,232	747,279
TJX Companies Inc. (The)	21,279	1,407,606

		17,559,631

Technology Hardware, Storage & Peripherals — 0.2%
Dell Technologies Inc., Class C(a)	23,148	2,040,496

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell Top 200 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance — 0.0%
Rocket Companies Inc., Class A(c)	6,178	$142,650

Tobacco — 1.6%
Altria Group Inc.	98,327	5,030,409
Philip Morris International Inc.	146,198	12,973,611

		18,004,020

Wireless Telecommunication Services — 0.6%
T-Mobile U.S. Inc.(a)	51,643	6,470,351

Total Common Stocks — 99.8% (Cost: $923,219,518)		1,151,420,400

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(b)(d)(e)	144,765	144,852
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(d)	1,620,000	1,620,000

		1,764,852

Total Short-Term Investments — 0.1% (Cost: $1,764,852)		1,764,852

Total Investments in Securities — 99.9% (Cost: $924,984,370)		1,153,185,252

Other Assets, Less Liabilities — 0.1%		751,919

Net Assets — 100.0%		$1,153,937,171

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,476,418	$—		$(1,333,041	)(a)	$927	$548	$144,852	144,765	$23,472	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	470,000	1,150,000	(a)	—		—	—	1,620,000	1,620,000	1,029		—
BlackRock Inc.	2,818,008	5,782,340		(1,410,029)		219,039	3,016,401	10,425,759	13,828	170,012		—

						$219,966	$3,016,949	$12,190,611		$194,513		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2021	iShares® Russell Top 200 Value ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	9	06/18/21	$1,785	$17,159

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$17,159

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$569,345

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$70,027

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,320,086

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,151,420,400	$—	$—	$1,151,420,400
Money Market Funds	1,764,852	—	—	1,764,852

	$1,153,185,252	$—	$—	$1,153,185,252

Derivative financial instruments(a)
Assets
Futures Contracts	$17,159	$—	$—	$17,159

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® Russell 1000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.6%
Axon Enterprise Inc.(a)	45,103	$6,423,569
Boeing Co. (The)	385,600	98,220,032
BWX Technologies Inc.	67,219	4,432,421
Curtiss-Wright Corp.	29,190	3,461,934
General Dynamics Corp.	182,765	33,182,814
HEICO Corp.	31,670	3,984,086
HEICO Corp., Class A	57,346	6,514,506
Hexcel Corp.	61,656	3,452,736
Howmet Aerospace Inc.	281,264	9,037,012
Huntington Ingalls Industries Inc.	28,158	5,796,324
L3Harris Technologies Inc.	151,784	30,763,581
Lockheed Martin Corp.	178,446	65,935,797
Mercury Systems Inc.(a)	39,501	2,790,746
Northrop Grumman Corp.	112,561	36,429,242
Raytheon Technologies Corp.	1,028,757	79,492,053
Spirit AeroSystems Holdings Inc., Class A(b)	72,285	3,516,665
Teledyne Technologies Inc.(a)	25,818	10,679,616
Textron Inc.	166,585	9,342,087
TransDigm Group Inc.(a)	38,043	22,366,241
Virgin Galactic Holdings Inc.(a)(b)	48,280	1,478,816

		437,300,278

Air Freight & Logistics — 0.6%
CH Robinson Worldwide Inc.	95,968	9,158,226
Expeditors International of Washington Inc.	120,157	12,939,707
FedEx Corp.	177,447	50,402,046
United Parcel Service Inc., Class B	517,236	87,924,948
XPO Logistics Inc.(a)	65,586	8,086,754

		168,511,681

Airlines — 0.3%
Alaska Air Group Inc.	86,184	5,964,794
American Airlines Group Inc.	446,487	10,671,039
Copa Holdings SA, Class A, NVS	21,901	1,769,382
Delta Air Lines Inc.	460,992	22,256,694
JetBlue Airways Corp.(a)	227,055	4,618,299
Southwest Airlines Co.	424,946	25,947,203
United Airlines Holdings Inc.(a)(b)	225,211	12,958,641

		84,186,052

Auto Components — 0.2%
Aptiv PLC	193,686	26,709,299
BorgWarner Inc.	174,946	8,110,497
Gentex Corp.	175,684	6,266,648
Lear Corp.	43,241	7,837,431

		48,923,875

Automobiles — 1.7%
Ford Motor Co.(a)	2,812,313	34,450,835
General Motors Co.	902,057	51,832,195
Harley-Davidson Inc.	107,692	4,318,449
Tesla Inc.(a)(b)	552,956	369,335,901
Thor Industries Inc.	38,985	5,252,839

		465,190,219

Banks — 4.3%
Associated Banc-Corp.	110,687	2,362,061
Bank of America Corp.	5,585,699	216,110,694
Bank of Hawaii Corp.	27,434	2,455,069
Bank OZK	88,033	3,596,148
BOK Financial Corp.	22,290	1,990,943
Citigroup Inc.	1,503,603	109,387,118

Security	Shares	Value

Banks (continued)
Citizens Financial Group Inc.	307,145	$13,560,452
Comerica Inc.	99,684	7,151,330
Commerce Bancshares Inc.(b)	77,154	5,910,768
Cullen/Frost Bankers Inc.	40,127	4,364,212
East West Bancorp. Inc.	101,907	7,520,737
Fifth Third Bancorp	512,701	19,200,652
First Citizens BancShares Inc./NC, Class A	4,632	3,871,287
First Hawaiian Inc.	93,457	2,557,918
First Horizon Corp.	394,061	6,663,571
First Republic Bank/CA	124,503	20,760,875
FNB Corp.	228,187	2,897,975
Huntington Bancshares Inc./OH	725,377	11,402,926
JPMorgan Chase & Co.	2,187,380	332,984,857
KeyCorp	699,022	13,966,460
M&T Bank Corp.	92,299	13,993,451
PacWest Bancorp	83,719	3,193,880
People’s United Financial Inc.	304,863	5,457,048
Pinnacle Financial Partners Inc.	52,526	4,656,955
PNC Financial Services Group Inc. (The)	306,138	53,699,667
Popular Inc.	58,806	4,135,238
Prosperity Bancshares Inc.	62,793	4,702,568
Regions Financial Corp.	691,521	14,286,824
Signature Bank/New York NY	41,091	9,290,675
Sterling Bancorp./DE	139,382	3,208,574
SVB Financial Group(a)	37,039	18,284,673
Synovus Financial Corp.	103,606	4,739,974
TCF Financial Corp.	107,209	4,980,930
Truist Financial Corp.	972,300	56,704,536
U.S. Bancorp	981,117	54,265,581
Umpqua Holdings Corp.	165,021	2,896,119
Webster Financial Corp.	63,926	3,522,962
Wells Fargo & Co.	2,740,537	107,072,781
Western Alliance Bancorp	70,395	6,648,104
Wintrust Financial Corp.	40,174	3,045,189
Zions Bancorp. NA	115,943	6,372,227

		1,173,874,009

Beverages — 1.4%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	6,505	7,846,851
Brown-Forman Corp., Class A	32,751	2,085,256
Brown-Forman Corp., Class B, NVS	131,148	9,045,278
Coca-Cola Co. (The)	2,791,650	147,147,871
Constellation Brands Inc., Class A	116,897	26,652,516
Keurig Dr Pepper Inc.	506,045	17,392,767
Molson Coors Beverage Co., Class B	126,405	6,465,616
Monster Beverage Corp.(a)	265,195	24,156,613
PepsiCo Inc.	1,002,323	141,778,588

		382,571,356

Biotechnology — 2.1%
AbbVie Inc.	1,272,173	137,674,562
ACADIA Pharmaceuticals Inc.(a)	73,877	1,906,027
Acceleron Pharma Inc.(a)	36,093	4,894,572
Agios Pharmaceuticals Inc.(a)	43,793	2,261,471
Alexion Pharmaceuticals Inc.(a)	153,120	23,413,579
Alkermes PLC(a)	106,585	1,991,008
Alnylam Pharmaceuticals Inc.(a)	82,638	11,667,659
Amgen Inc.	420,671	104,667,152
Biogen Inc.(a)	109,699	30,688,295
BioMarin Pharmaceutical Inc.(a)	128,920	9,734,749
Bluebird Bio Inc.(a)(b)	43,912	1,323,947

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Exact Sciences Corp.(a)(b)	107,657	$14,187,039
Exelixis Inc.(a)	221,636	5,006,757
Gilead Sciences Inc.	909,327	58,769,804
Global Blood Therapeutics Inc.(a)	42,126	1,716,635
Incyte Corp.(a)	133,267	10,830,609
Ionis Pharmaceuticals Inc.(a)	96,489	4,338,145
Iovance Biotherapeutics Inc.(a)	95,076	3,010,106
Moderna Inc.(a)	205,441	26,902,499
Neurocrine Biosciences Inc.(a)	67,421	6,556,692
Regeneron Pharmaceuticals Inc.(a)	69,639	32,948,996
Sage Therapeutics Inc.(a)	38,328	2,868,851
Sana Biotechnology Inc.(a)(b)	19,260	644,632
Sarepta Therapeutics Inc.(a)	54,520	4,063,376
Seagen Inc.(a)(b)	91,377	12,688,610
United Therapeutics Corp.(a)	30,782	5,148,905
Vertex Pharmaceuticals Inc.(a)	187,402	40,270,816

		560,175,493

Building Products — 0.6%
A O Smith Corp.	97,507	6,592,448
Allegion PLC	67,198	8,441,413
Armstrong World Industries Inc.	33,137	2,985,312
AZEK Co. Inc. (The)(a)	65,685	2,762,054
Carrier Global Corp.	628,368	26,529,697
Fortune Brands Home & Security Inc.	99,570	9,540,797
Johnson Controls International PLC	524,334	31,287,010
Lennox International Inc.	25,003	7,790,685
Masco Corp.	185,420	11,106,658
Owens Corning	77,262	7,115,058
Trane Technologies PLC	173,142	28,665,390
Trex Co. Inc.(a)(b)	83,662	7,658,419

		150,474,941

Capital Markets — 2.8%
Affiliated Managers Group Inc.(b)	32,796	4,887,588
Ameriprise Financial Inc.	85,069	19,774,289
Apollo Global Management Inc.	123,302	5,796,427
Ares Management Corp., Class A	70,927	3,974,040
Bank of New York Mellon Corp. (The)	577,785	27,323,453
BlackRock Inc.(c)	106,266	80,120,313
Carlyle Group Inc. (The)	85,017	3,125,225
Cboe Global Markets Inc.	78,896	7,786,246
Charles Schwab Corp. (The)	994,381	64,813,754
CME Group Inc.	256,397	52,363,959
Evercore Inc., Class A	29,303	3,860,377
FactSet Research Systems Inc.	26,978	8,325,141
Franklin Resources Inc.	194,030	5,743,288
Goldman Sachs Group Inc. (The)	239,174	78,209,898
Interactive Brokers Group Inc., Class A	52,892	3,863,232
Intercontinental Exchange Inc.	399,786	44,648,100
Invesco Ltd.	270,062	6,810,964
KKR & Co. Inc.	391,775	19,138,209
Lazard Ltd., Class A	72,067	3,135,635
LPL Financial Holdings Inc.	56,269	7,999,201
MarketAxess Holdings Inc.	26,738	13,313,385
Moody’s Corp.	116,889	34,904,224
Morgan Stanley	1,008,475	78,318,169
Morningstar Inc.	15,706	3,534,478
MSCI Inc.	57,814	24,240,254
Nasdaq Inc.	83,238	12,274,275
Northern Trust Corp.	137,651	14,468,497

Security	Shares	Value

Capital Markets (continued)
Raymond James Financial Inc.	88,466	$10,842,393
S&P Global Inc.	173,600	61,258,232
SEI Investments Co.	83,413	5,082,354
State Street Corp.	254,550	21,384,746
T Rowe Price Group Inc.	163,612	28,075,819
Tradeweb Markets Inc., Class A(b)	59,560	4,407,440
Virtu Financial Inc., Class A	45,740	1,420,227

		765,223,832

Chemicals — 1.9%
Air Products & Chemicals Inc.	159,268	44,808,459
Albemarle Corp.	83,943	12,264,912
Ashland Global Holdings Inc.	40,567	3,601,133
Axalta Coating Systems Ltd.(a)	157,039	4,645,214
Cabot Corp.	38,380	2,012,647
Celanese Corp.	80,748	12,096,858
CF Industries Holdings Inc.	154,312	7,002,679
Chemours Co. (The)	113,273	3,161,449
Corteva Inc.	539,890	25,169,672
Dow Inc.	536,970	34,333,862
DuPont de Nemours Inc.	387,030	29,909,678
Eastman Chemical Co.	98,038	10,795,944
Ecolab Inc.	179,491	38,423,638
Element Solutions Inc.	153,688	2,810,953
FMC Corp.	92,775	10,261,843
Huntsman Corp.	141,867	4,090,026
International Flavors & Fragrances Inc.	179,759	25,096,154
Linde PLC	379,288	106,253,740
LyondellBasell Industries NV, Class A	185,434	19,294,408
Mosaic Co. (The)	248,336	7,849,901
NewMarket Corp.	4,683	1,780,289
Olin Corp.	102,812	3,903,772
PPG Industries Inc.	169,777	25,510,692
RPM International Inc.	93,892	8,623,980
Scotts Miracle-Gro Co. (The)	29,224	7,159,003
Sherwin-Williams Co. (The)	59,660	44,029,677
Valvoline Inc.	123,387	3,216,699
Westlake Chemical Corp.	24,267	2,154,667
WR Grace & Co.	39,474	2,362,914

		502,624,863

Commercial Services & Supplies — 0.4%
ADT Inc.	111,787	943,482
Cintas Corp.	63,947	21,825,751
Clean Harbors Inc.(a)	35,883	3,016,325
Copart Inc.(a)	146,200	15,878,782
Driven Brands Holdings Inc.(a)	26,538	674,596
IAA Inc.(a)	96,815	5,338,379
MSA Safety Inc.	26,282	3,942,826
Republic Services Inc.	152,025	15,103,684
Rollins Inc.	163,809	5,638,306
Stericycle Inc.(a)	64,526	4,356,150
Waste Management Inc.	304,364	39,269,043

		115,987,324

Communications Equipment — 0.8%
Arista Networks Inc.(a)	42,878	12,944,439
Ciena Corp.(a)	108,811	5,954,138
Cisco Systems Inc.	3,066,527	158,570,111
CommScope Holding Co. Inc.(a)(b)	144,779	2,223,805
EchoStar Corp., Class A(a)	34,636	831,264
F5 Networks Inc.(a)	44,598	9,304,035

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
Juniper Networks Inc.	237,044	$6,004,325
Lumentum Holdings Inc.(a)(b)	53,946	4,927,967
Motorola Solutions Inc.	122,976	23,125,637
Ubiquiti Inc.	5,818	1,735,509
ViaSat Inc.(a)(b)	41,597	1,999,568

		227,620,798

Construction & Engineering — 0.1%
AECOM(a)(b)	101,949	6,535,950
Quanta Services Inc.	98,813	8,693,568
Valmont Industries Inc.	15,275	3,630,409

		18,859,927

Construction Materials — 0.1%
Eagle Materials Inc.	29,759	3,999,907
Martin Marietta Materials Inc.	44,885	15,073,281
Vulcan Materials Co.	95,304	16,082,550

		35,155,738

Consumer Finance — 0.6%
Ally Financial Inc.	268,607	12,143,723
American Express Co.	471,518	66,691,506
Capital One Financial Corp.	326,952	41,598,103
Credit Acceptance Corp.(a)(b)	6,767	2,437,677
Discover Financial Services	221,565	21,046,459
LendingTree Inc.(a)(b)	7,429	1,582,377
OneMain Holdings Inc.	52,768	2,834,697
Santander Consumer USA Holdings Inc.	52,789	1,428,470
SLM Corp.	270,588	4,862,466
Synchrony Financial	419,902	17,073,215
Upstart Holdings Inc.(a)(b)	10,022	1,291,435

		172,990,128

Containers & Packaging — 0.4%
Amcor PLC	1,137,783	13,289,305
AptarGroup Inc.	46,547	6,594,313
Ardagh Group SA	13,331	338,741
Avery Dennison Corp.	59,943	11,008,532
Ball Corp.	231,232	19,594,600
Berry Global Group Inc.(a)	93,860	5,763,004
Crown Holdings Inc.	94,312	9,152,036
Graphic Packaging Holding Co.	192,194	3,490,243
International Paper Co.	282,284	15,263,096
Packaging Corp. of America	66,664	8,964,975
Sealed Air Corp.	115,083	5,273,103
Silgan Holdings Inc.	56,758	2,385,539
Sonoco Products Co.	73,667	4,663,121
Westrock Co.	188,477	9,810,228

		115,590,836

Distributors — 0.1%
Genuine Parts Co.	100,942	11,667,886
LKQ Corp.(a)	218,135	9,233,655
Pool Corp.	27,981	9,660,160

		30,561,701

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions Inc.(a)(b)	43,517	7,460,990
Chegg Inc.(a)(b)	93,904	8,043,817
frontdoor Inc.(a)	60,083	3,229,461
Graham Holdings Co., Class B	2,957	1,663,135
Grand Canyon Education Inc.(a)	33,706	3,609,913
H&R Block Inc.	127,345	2,776,121
Service Corp. International	120,651	6,159,233

Security	Shares	Value

Diversified Consumer Services (continued)
Terminix Global Holdings Inc.(a)	96,994	$4,623,704

		37,566,374

Diversified Financial Services — 1.4%
Berkshire Hathaway Inc., Class B(a)	1,358,499	347,055,740
Equitable Holdings Inc.	289,165	9,432,562
Jefferies Financial Group Inc.	161,044	4,847,424
Voya Financial Inc.	86,625	5,512,815

		366,848,541

Diversified Telecommunication Services — 1.3%
AT&T Inc.	5,149,575	155,877,635
Lumen Technologies Inc.	795,124	10,614,905
Verizon Communications Inc.	2,992,270	174,000,501

		340,493,041

Electric Utilities — 1.6%
Alliant Energy Corp.	181,470	9,828,415
American Electric Power Co. Inc.	358,346	30,351,906
Avangrid Inc.	41,197	2,052,023
Duke Energy Corp.	529,842	51,145,648
Edison International	256,610	15,037,346
Entergy Corp.	144,060	14,329,648
Evergy Inc.	163,700	9,745,061
Eversource Energy	249,345	21,590,784
Exelon Corp.	705,066	30,839,587
FirstEnergy Corp.	391,897	13,594,907
Hawaiian Electric Industries Inc.	79,770	3,544,181
IDACORP Inc.	35,694	3,568,329
NextEra Energy Inc.	1,413,580	106,880,784
NRG Energy Inc.	175,887	6,636,216
OGE Energy Corp.	140,811	4,556,644
PG&E Corp.(a)	937,093	10,973,359
Pinnacle West Capital Corp.	81,775	6,652,396
PPL Corp.	555,617	16,023,994
Southern Co. (The)	764,612	47,528,282
Xcel Energy Inc.	380,670	25,318,362

		430,197,872

Electrical Equipment — 0.6%
Acuity Brands Inc.	25,840	4,263,600
AMETEK Inc.	166,401	21,254,400
Array Technologies Inc.(a)(b)	88,736	2,646,108
Eaton Corp. PLC	289,480	40,029,294
Emerson Electric Co.	428,720	38,679,118
Generac Holdings Inc.(a)	44,027	14,416,641
GrafTech International Ltd.	122,666	1,500,205
Hubbell Inc.	38,627	7,219,000
nVent Electric PLC	109,602	3,058,992
Regal Beloit Corp.	29,186	4,164,259
Rockwell Automation Inc.	83,494	22,162,647
Sensata Technologies Holding PLC(a)	111,039	6,434,710
Shoals Technologies Group Inc., Class A(a)	64,225	2,233,746
Vertiv Holdings Co.(b)	171,583	3,431,660

		171,494,380

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	420,938	27,769,280
Arrow Electronics Inc.(a)	52,753	5,846,087
Avnet Inc.	69,244	2,874,318
CDW Corp./DE	102,028	16,911,141
Cognex Corp.	120,066	9,964,277
Coherent Inc.(a)	17,399	4,400,033
Corning Inc.	542,184	23,590,426

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Dolby Laboratories Inc., Class A	44,344	$4,377,640
FLIR Systems Inc.	94,265	5,323,144
IPG Photonics Corp.(a)(b)	25,123	5,299,446
Jabil Inc.	106,231	5,541,009
Keysight Technologies Inc.(a)	134,872	19,340,645
Littelfuse Inc.	16,590	4,387,060
National Instruments Corp.	90,826	3,922,321
SYNNEX Corp.	30,009	3,446,233
Trimble Inc.(a)	180,268	14,023,048
Vontier Corp.(a)	110,077	3,332,031
Zebra Technologies Corp., Class A(a)	37,840	18,359,211

		178,707,350

Energy Equipment & Services — 0.2%
Baker Hughes Co.	472,720	10,215,479
Halliburton Co.	643,906	13,818,223
Helmerich & Payne Inc.	71,038	1,915,185
NOV Inc.	271,974	3,731,483
Schlumberger Ltd.	1,000,542	27,204,737

		56,885,107

Entertainment — 2.1%
Activision Blizzard Inc.	552,872	51,417,096
Electronic Arts Inc.	205,099	27,764,252
Liberty Media Corp.-Liberty Formula One, Class A(a)	15,519	593,136
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	140,853	6,097,526
Lions Gate Entertainment Corp., Class A(a)(b)	42,834	640,368
Lions Gate Entertainment Corp., Class B, NVS(a)	83,349	1,075,202
Live Nation Entertainment Inc.(a)(b)	102,574	8,682,889
Madison Square Garden Entertainment Corp.(a)	13,424	1,098,083
Madison Square Garden Sports Corp.(a)	13,912	2,496,648
Netflix Inc.(a)	307,115	160,209,611
Playtika Holding Corp.(a)	55,069	1,498,428
Roku Inc.(a)	78,521	25,579,786
Spotify Technology SA(a)(b)	96,927	25,971,590
Take-Two Interactive Software Inc.(a)	82,369	14,554,602
Walt Disney Co. (The)(a)	1,305,145	240,825,355
World Wrestling Entertainment Inc., Class A	34,635	1,879,295
Zynga Inc., Class A(a)	639,722	6,531,562

		576,915,429

Equity Real Estate Investment Trusts (REITs) — 2.9%
Alexandria Real Estate Equities Inc.	98,190	16,132,617
American Campus Communities Inc.	99,126	4,279,269
American Homes 4 Rent, Class A(b)	196,683	6,557,411
American Tower Corp.	318,263	76,083,953
Americold Realty Trust	171,634	6,602,760
Apartment Income REIT Corp.	106,255	4,543,464
Apartment Investment & Management Co., Class A	106,889	656,298
Apple Hospitality REIT Inc.	143,567	2,091,771
AvalonBay Communities Inc.	101,770	18,777,583
Boston Properties Inc.	112,306	11,372,106
Brandywine Realty Trust	117,693	1,519,417
Brixmor Property Group Inc.	209,922	4,246,722
Brookfield Property REIT Inc., Class A	27,276	489,604
Camden Property Trust	67,281	7,394,855
CoreSite Realty Corp.	28,989	3,474,332
Corporate Office Properties Trust	81,696	2,151,056
Cousins Properties Inc.	104,463	3,692,767
Crown Castle International Corp.	299,925	51,626,090
CubeSmart	140,273	5,306,528

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
CyrusOne Inc.	87,100	$5,898,412
Digital Realty Trust Inc.	201,393	28,364,190
Douglas Emmett Inc.	120,456	3,782,318
Duke Realty Corp.	267,691	11,224,284
Empire State Realty Trust Inc., Class A(b)	88,794	988,277
EPR Properties	53,155	2,476,491
Equinix Inc.	64,280	43,684,045
Equity Commonwealth	87,544	2,433,723
Equity LifeStyle Properties Inc.	126,135	8,027,231
Equity Residential	264,139	18,920,277
Essex Property Trust Inc.	47,074	12,796,596
Extra Space Storage Inc.	92,756	12,294,808
Federal Realty Investment Trust	53,317	5,409,010
First Industrial Realty Trust Inc.	91,247	4,178,200
Gaming and Leisure Properties Inc.	152,001	6,449,402
Healthcare Trust of America Inc., Class A(b)	157,618	4,347,104
Healthpeak Properties Inc.	390,005	12,378,759
Highwoods Properties Inc.	76,879	3,301,184
Host Hotels & Resorts Inc.	505,443	8,516,715
Hudson Pacific Properties Inc.	111,436	3,023,259
Invitation Homes Inc.	406,862	13,015,515
Iron Mountain Inc.	207,574	7,682,314
JBG SMITH Properties	85,647	2,722,718
Kilroy Realty Corp.	82,971	5,445,387
Kimco Realty Corp.	302,123	5,664,806
Lamar Advertising Co., Class A	61,731	5,797,776
Life Storage Inc.	50,642	4,352,680
Medical Properties Trust Inc.	418,609	8,907,999
Mid-America Apartment Communities Inc.	83,145	12,002,812
National Retail Properties Inc.	124,401	5,482,352
Omega Healthcare Investors Inc.	165,676	6,068,712
Outfront Media Inc.	103,584	2,261,239
Paramount Group Inc.	137,081	1,388,631
Park Hotels & Resorts Inc.	163,672	3,532,042
Prologis Inc.	531,396	56,327,976
Public Storage	108,405	26,750,018
Rayonier Inc.	91,794	2,960,356
Realty Income Corp.	270,390	17,169,765
Regency Centers Corp.	123,493	7,003,288
Rexford Industrial Realty Inc.	94,957	4,785,833
SBA Communications Corp.	79,421	22,043,299
Simon Property Group Inc.	236,486	26,905,012
SL Green Realty Corp.	48,981	3,428,180
Spirit Realty Capital Inc.	82,462	3,504,635
STORE Capital Corp.	168,559	5,646,726
Sun Communities Inc.	76,247	11,440,100
UDR Inc.	210,228	9,220,600
Ventas Inc.	270,295	14,417,535
VEREIT Inc.	158,603	6,125,248
VICI Properties Inc.	387,225	10,935,234
Vornado Realty Trust	126,544	5,743,832
Weingarten Realty Investors	83,383	2,243,837
Welltower Inc.	301,497	21,596,230
Weyerhaeuser Co.	536,453	19,097,727
WP Carey Inc.	124,612	8,817,545

		795,980,847

Food & Staples Retailing — 1.3%
Albertsons Companies Inc., Class A(b)	112,078	2,137,327
Casey’s General Stores Inc.	26,554	5,740,709
Costco Wholesale Corp.	318,653	112,318,809

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food & Staples Retailing (continued)
Grocery Outlet Holding Corp.(a)	49,178	$1,814,176
Kroger Co. (The)	547,938	19,720,289
Sprouts Farmers Market Inc.(a)	87,688	2,334,255
Sysco Corp.	350,684	27,612,858
U.S. Foods Holding Corp.(a)	156,679	5,972,604
Walgreens Boots Alliance Inc.	522,363	28,677,729
Walmart Inc.	1,006,320	136,688,446

		343,017,202

Food Products — 1.0%
Archer-Daniels-Midland Co.	400,622	22,835,454
Beyond Meat Inc.(a)(b)	37,142	4,832,917
Bunge Ltd.	97,946	7,764,180
Campbell Soup Co.	140,727	7,074,346
Conagra Brands Inc.	350,369	13,173,874
Flowers Foods Inc.	141,967	3,378,815
General Mills Inc.	439,573	26,954,616
Hain Celestial Group Inc. (The)(a)	56,108	2,446,309
Hershey Co. (The)	107,212	16,956,650
Hormel Foods Corp.	202,433	9,672,249
Ingredion Inc.	47,861	4,303,661
JM Smucker Co. (The)	79,846	10,102,914
Kellogg Co.	182,030	11,522,499
Kraft Heinz Co. (The)	468,275	18,731,000
Lamb Weston Holdings Inc.	104,608	8,105,028
McCormick & Co. Inc./MD, NVS	180,610	16,103,188
Mondelez International Inc., Class A	1,011,474	59,201,573
Pilgrim’s Pride Corp.(a)	34,091	811,025
Post Holdings Inc.(a)	43,463	4,594,908
Seaboard Corp.	199	734,308
TreeHouse Foods Inc.(a)	41,593	2,172,818
Tyson Foods Inc., Class A	206,432	15,337,898

		266,810,230

Gas Utilities — 0.1%
Atmos Energy Corp.	92,896	9,182,769
National Fuel Gas Co.	64,739	3,236,303
UGI Corp.	149,193	6,118,405

		18,537,477

Health Care Equipment & Supplies — 3.5%
Abbott Laboratories	1,248,215	149,586,086
ABIOMED Inc.(a)	31,910	10,170,674
Align Technology Inc.(a)	56,164	30,414,491
Baxter International Inc.	366,523	30,912,550
Becton Dickinson and Co.	208,648	50,732,761
Boston Scientific Corp.(a)	1,030,899	39,844,246
Cooper Companies Inc. (The)	35,174	13,509,982
Danaher Corp.	452,072	101,752,366
DENTSPLY SIRONA Inc.	158,075	10,086,766
DexCom Inc.(a)(b)	66,649	23,952,984
Edwards Lifesciences Corp.(a)	444,372	37,167,274
Envista Holdings Corp.(a)(b)	115,269	4,702,975
Globus Medical Inc., Class A(a)	53,091	3,274,122
Haemonetics Corp.(a)	35,948	3,990,587
Hill-Rom Holdings Inc.	47,537	5,251,888
Hologic Inc.(a)	185,825	13,821,663
ICU Medical Inc.(a)	13,924	2,860,547
IDEXX Laboratories Inc.(a)	60,484	29,595,426
Insulet Corp.(a)(b)	47,516	12,397,875
Integra LifeSciences Holdings Corp.(a)	50,221	3,469,769
Intuitive Surgical Inc.(a)	83,811	61,931,300

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Masimo Corp.(a)	34,639	$7,955,193
Medtronic PLC	968,650	114,426,624
Novocure Ltd.(a)	71,560	9,458,801
Penumbra Inc.(a)	23,764	6,430,063
Quidel Corp.(a)	26,795	3,427,884
ResMed Inc.	102,777	19,940,794
STERIS PLC	60,016	11,431,848
Stryker Corp.	250,818	61,094,248
Tandem Diabetes Care Inc.(a)(b)	42,022	3,708,441
Teleflex Inc.	33,256	13,816,538
Varian Medical Systems Inc.(a)	65,295	11,526,526
West Pharmaceutical Services Inc.	53,204	14,991,823
Zimmer Biomet Holdings Inc.	150,257	24,053,141

		941,688,256

Health Care Providers & Services — 2.6%
Acadia Healthcare Co. Inc.(a)	61,782	3,530,224
Amedisys Inc.(a)	22,798	6,036,682
AmerisourceBergen Corp.	105,349	12,438,556
Anthem Inc.	179,824	64,547,825
Cardinal Health Inc.	210,665	12,797,899
Centene Corp.(a)	416,032	26,588,605
Chemed Corp.	11,495	5,285,631
Cigna Corp.	248,993	60,191,568
CVS Health Corp.	942,953	70,938,354
DaVita Inc.(a)	53,177	5,730,885
Encompass Health Corp.	69,444	5,687,464
Guardant Health Inc.(a)(b)	59,299	9,051,992
HCA Healthcare Inc.	192,901	36,330,974
Henry Schein Inc.(a)	101,791	7,048,009
Humana Inc.	93,256	39,097,578
Laboratory Corp. of America Holdings(a)	69,779	17,795,738
McKesson Corp.	115,155	22,459,831
Molina Healthcare Inc.(a)	41,492	9,699,170
Oak Street Health Inc.(a)(b)	65,135	3,534,877
Premier Inc., Class A	87,677	2,967,866
Quest Diagnostics Inc.	96,373	12,368,511
Signify Health Inc., Class A(a)	16,190	473,719
UnitedHealth Group Inc.	681,725	253,649,421
Universal Health Services Inc., Class B	53,232	7,100,617

		695,351,996

Health Care Technology — 0.2%
American Well Corp., Class A(a)(b)	40,767	708,123
Cerner Corp.	220,553	15,853,350
Certara Inc.(a)(b)	30,404	830,029
Change Healthcare Inc.(a)	179,081	3,957,690
Teladoc Health Inc.(a)(b)	76,634	13,928,229
Veeva Systems Inc., Class A(a)	97,511	25,473,774

		60,751,195

Hotels, Restaurants & Leisure — 2.0%
Aramark	165,006	6,233,927
Booking Holdings Inc.(a)	29,468	68,655,725
Carnival Corp.	438,468	11,636,941
Chipotle Mexican Grill Inc.(a)	20,182	28,674,989
Choice Hotels International Inc.	25,697	2,757,031
Darden Restaurants Inc.	94,015	13,350,130
Domino’s Pizza Inc.	28,124	10,343,726
Expedia Group Inc.	99,812	17,179,641
Extended Stay America Inc.	124,816	2,465,116
Hilton Worldwide Holdings Inc.	197,061	23,828,616

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Hyatt Hotels Corp., Class A	24,812	$2,051,952
Las Vegas Sands Corp.	240,104	14,588,719
Marriott International Inc./MD, Class A	194,346	28,784,586
McDonald’s Corp.	537,603	120,498,336
MGM Resorts International	338,923	12,875,685
Norwegian Cruise Line Holdings Ltd.(a)(b)	261,543	7,215,971
Planet Fitness Inc., Class A(a)(b)	59,447	4,595,253
Royal Caribbean Cruises Ltd.	140,511	12,029,147
Six Flags Entertainment Corp.	53,845	2,502,177
Starbucks Corp.	843,904	92,213,390
Travel + Leisure Co.	60,786	3,717,672
Vail Resorts Inc.	28,550	8,326,893
Wendy’s Co. (The)	127,338	2,579,868
Wyndham Hotels & Resorts Inc.	66,265	4,623,972
Wynn Resorts Ltd.	76,792	9,627,413
Yum China Holdings Inc.	290,308	17,189,137
Yum! Brands Inc.	218,122	23,596,438

		552,142,451

Household Durables — 0.4%
DR Horton Inc.	239,000	21,299,680
Garmin Ltd.	108,887	14,356,751
Leggett & Platt Inc.	93,912	4,287,083
Lennar Corp., Class A	195,062	19,746,126
Lennar Corp., Class B	11,317	931,842
Mohawk Industries Inc.(a)	41,888	8,055,481
Newell Brands Inc.	273,521	7,324,892
NVR Inc.(a)	2,421	11,405,162
PulteGroup Inc.	193,323	10,137,858
Tempur Sealy International Inc.	136,309	4,983,457
Toll Brothers Inc.	79,079	4,486,152
Whirlpool Corp.	43,897	9,672,704

		116,687,188

Household Products — 1.3%
Church & Dwight Co. Inc.	177,431	15,498,598
Clorox Co. (The)	91,404	17,630,004
Colgate-Palmolive Co.	607,849	47,916,737
Energizer Holdings Inc.	48,994	2,325,255
Kimberly-Clark Corp.	244,416	33,986,045
Procter & Gamble Co. (The)	1,759,843	238,335,537
Reynolds Consumer Products Inc.	32,495	967,701
Spectrum Brands Holdings Inc.	30,565	2,598,025

		359,257,902

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	476,497	12,774,885
Vistra Corp.	352,765	6,236,885

		19,011,770

Industrial Conglomerates — 1.1%
3M Co.	405,522	78,135,979
Carlisle Companies Inc.	38,642	6,359,700
General Electric Co.	6,275,246	82,393,980
Honeywell International Inc.	507,037	110,062,522
Roper Technologies Inc.	75,123	30,300,111

		307,252,292

Insurance — 2.1%
Aflac Inc.	495,741	25,372,024
Alleghany Corp.(a)	10,097	6,323,650
Allstate Corp. (The)	218,935	25,155,632
American Financial Group Inc./OH	51,673	5,895,889
American International Group Inc.	623,698	28,821,085

Security	Shares	Value

Insurance (continued)
American National Group Inc.	5,339	$575,918
Aon PLC, Class A	164,044	37,748,165
Arch Capital Group Ltd.(a)	280,483	10,762,133
Arthur J Gallagher & Co.	137,635	17,172,719
Assurant Inc.	41,369	5,864,883
Assured Guaranty Ltd.	49,420	2,089,478
Athene Holding Ltd., Class A(a)(b)	82,956	4,180,982
Axis Capital Holdings Ltd.	58,457	2,897,713
Brighthouse Financial Inc.(a)	66,387	2,937,625
Brown & Brown Inc.	173,207	7,917,292
Chubb Ltd.	324,423	51,249,101
Cincinnati Financial Corp.	108,204	11,154,750
CNA Financial Corp.	18,482	824,852
Erie Indemnity Co., Class A, NVS	17,729	3,916,513
Everest Re Group Ltd.	28,456	7,051,681
Fidelity National Financial Inc.	198,418	8,067,676
First American Financial Corp.	76,262	4,320,242
Globe Life Inc.	75,562	7,301,556
GoHealth Inc., Class A(a)	30,009	350,805
Hanover Insurance Group Inc. (The)	25,795	3,339,421
Hartford Financial Services Group Inc. (The)	256,982	17,163,828
Kemper Corp.	43,402	3,460,007
Lemonade Inc.(a)(b)	24,050	2,239,777
Lincoln National Corp.	139,279	8,672,903
Loews Corp.	162,274	8,321,411
Markel Corp.(a)(b)	9,839	11,212,721
Marsh & McLennan Companies Inc.	365,021	44,459,558
Mercury General Corp.	19,458	1,183,241
MetLife Inc.	546,805	33,240,276
Old Republic International Corp.	199,111	4,348,584
Primerica Inc.	28,665	4,237,260
Principal Financial Group Inc.	196,996	11,811,880
Progressive Corp. (The)	423,481	40,489,018
Prudential Financial Inc.	286,186	26,071,545
Reinsurance Group of America Inc.	48,357	6,095,400
RenaissanceRe Holdings Ltd.	36,854	5,905,854
Travelers Companies Inc. (The)	182,927	27,512,221
Unum Group	146,578	4,079,266
White Mountains Insurance Group Ltd.(b)	2,137	2,382,541
Willis Towers Watson PLC	93,126	21,314,679
WR Berkley Corp.	100,706	7,588,197

		573,081,952

Interactive Media & Services — 5.6%
Alphabet Inc., Class A(a)	216,775	447,102,773
Alphabet Inc., Class C, NVS(a)	209,988	434,387,476
Facebook Inc., Class A(a)	1,734,076	510,737,404
IAC/InterActiveCorp.(a)	54,056	11,692,853
Match Group Inc.(a)(b)	161,439	22,178,490
Pinterest Inc., Class A(a)	290,543	21,508,898
TripAdvisor Inc.(a)	72,469	3,898,108
Twitter Inc.(a)	562,169	35,770,814
Zillow Group Inc., Class A(a)	41,472	5,448,591
Zillow Group Inc., Class C, NVS(a)(b)	103,123	13,368,866

		1,506,094,273

Internet & Direct Marketing Retail — 3.8%
Amazon.com Inc.(a)	306,208	947,432,049
eBay Inc.	468,900	28,715,436
Etsy Inc.(a)	85,073	17,156,672
Grubhub Inc.(a)(b)	65,097	3,905,820

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Qurate Retail Inc., Series A	274,544	$3,228,637
Wayfair Inc., Class A(a)(b)	50,523	15,902,114

		1,016,340,728

IT Services — 5.4%
Accenture PLC, Class A	460,296	127,156,770
Akamai Technologies Inc.(a)(b)	114,868	11,705,049
Alliance Data Systems Corp.	33,812	3,789,987
Amdocs Ltd.	93,241	6,540,856
Automatic Data Processing Inc.	310,141	58,452,274
BigCommerce Holdings Inc., Series 1(a)(b)	31,416	1,815,845
Black Knight Inc.(a)	110,416	8,169,680
Broadridge Financial Solutions Inc.	82,595	12,645,295
Cognizant Technology Solutions Corp., Class A	385,548	30,119,010
Concentrix Corp.(a)	30,009	4,492,947
DXC Technology Co.	182,914	5,717,892
EPAM Systems Inc.(a)	38,429	15,244,400
Euronet Worldwide Inc.(a)(b)	35,136	4,859,309
Fastly Inc., Class A(a)(b)	56,986	3,834,018
Fidelity National Information Services Inc.	445,214	62,601,541
Fiserv Inc.(a)	414,424	49,333,033
FleetCor Technologies Inc.(a)	60,073	16,137,410
Gartner Inc.(a)	62,379	11,387,286
Genpact Ltd.	133,861	5,731,928
Global Payments Inc.	215,517	43,443,917
Globant SA(a)(b)	27,826	5,776,956
GoDaddy Inc., Class A(a)	118,931	9,231,424
International Business Machines Corp.	641,344	85,465,501
Jack Henry & Associates Inc.	54,311	8,240,065
Mastercard Inc., Class A	637,075	226,830,554
MongoDB Inc.(a)	38,083	10,184,537
Okta Inc.(a)	84,017	18,519,867
Paychex Inc.	232,175	22,757,793
PayPal Holdings Inc.(a)(b)	848,067	205,944,590
Sabre Corp.	228,975	3,391,120
Square Inc., Class A(a)	266,667	60,546,742
StoneCo Ltd., Class A(a)(b)	142,598	8,729,850
Switch Inc., Class A	65,286	1,061,550
Twilio Inc., Class A(a)	103,939	35,418,254
VeriSign Inc.(a)	72,800	14,469,728
Visa Inc., Class A	1,219,292	258,160,695
Western Union Co. (The)	296,465	7,310,827
WEX Inc.(a)(b)	32,272	6,751,948

		1,471,970,448

Leisure Products — 0.2%
Brunswick Corp./DE	57,020	5,437,997
Hasbro Inc.	92,380	8,879,566
Mattel Inc.(a)	247,880	4,937,770
Peloton Interactive Inc., Class A(a)(b)	183,180	20,596,759
Polaris Inc.	41,661	5,561,743

		45,413,835

Life Sciences Tools & Services — 1.3%
10X Genomics Inc., Class A(a)(b)	41,403	7,493,943
Adaptive Biotechnologies Corp.(a)	51,522	2,074,276
Agilent Technologies Inc.	219,408	27,895,533
Avantor Inc.(a)(b)	356,900	10,325,117
Berkeley Lights Inc.(a)	17,962	902,231
Bio-Rad Laboratories Inc., Class A(a)	15,237	8,702,917
Bio-Techne Corp.	27,178	10,380,094
Bruker Corp.	76,625	4,925,455

Security	Shares	Value

Life Sciences Tools & Services (continued)
Charles River Laboratories International Inc.(a)	35,467	$10,279,401
Illumina Inc.(a)	106,317	40,832,107
IQVIA Holdings Inc.(a)	137,490	26,554,819
Maravai LifeSciences Holdings Inc., Class A(a)(b)	48,543	1,730,072
Mettler-Toledo International Inc.(a)	16,581	19,162,496
PerkinElmer Inc.	81,103	10,404,704
PPD Inc.(a)	115,801	4,381,910
PRA Health Sciences Inc.(a)	45,023	6,903,377
QIAGEN NV(a)(b)	160,560	7,817,666
Repligen Corp.(a)	39,206	7,622,038
Sotera Health Co.(a)	56,987	1,422,396
Syneos Health Inc.(a)	58,987	4,474,164
Thermo Fisher Scientific Inc.	285,211	130,164,596
Waters Corp.(a)	44,103	12,532,749

		356,982,061

Machinery — 1.9%
AGCO Corp.	44,373	6,374,181
Allison Transmission Holdings Inc.	84,916	3,467,120
Caterpillar Inc.	390,840	90,624,071
Colfax Corp.(a)(b)	80,061	3,507,472
Crane Co.	34,909	3,278,304
Cummins Inc.	106,737	27,656,624
Deere & Co.	203,399	76,099,702
Donaldson Co. Inc.	90,323	5,253,186
Dover Corp.	103,885	14,245,750
Flowserve Corp.	90,993	3,531,438
Fortive Corp.	213,790	15,102,126
Gates Industrial Corp. PLC(a)	48,202	770,750
Graco Inc.	119,866	8,584,803
IDEX Corp.	54,887	11,488,947
Illinois Tool Works Inc.	227,135	50,314,945
Ingersoll Rand Inc.(a)	248,124	12,210,182
ITT Inc.	61,905	5,627,784
Lincoln Electric Holdings Inc.	40,391	4,965,670
Middleby Corp. (The)(a)	39,211	6,499,223
Nordson Corp.	41,131	8,171,907
Oshkosh Corp.	49,534	5,877,704
Otis Worldwide Corp.	292,823	20,043,734
PACCAR Inc.	244,773	22,744,307
Parker-Hannifin Corp.	92,129	29,060,251
Pentair PLC	119,068	7,420,318
Snap-on Inc.	38,805	8,953,866
Stanley Black & Decker Inc.	111,184	22,200,109
Timken Co. (The)	45,122	3,662,553
Toro Co. (The)	78,364	8,082,463
Trinity Industries Inc.	65,191	1,857,292
Westinghouse Air Brake Technologies Corp.	132,384	10,479,517
Woodward Inc.	39,195	4,728,093
Xylem Inc./NY	129,829	13,655,414

		516,539,806

Marine — 0.0%
Kirby Corp.(a)(b)	41,669	2,511,807

Media — 1.4%
Altice USA Inc., Class A(a)(b)	163,069	5,304,635
Cable One Inc.	3,808	6,962,395
Charter Communications Inc., Class A(a)(b)	101,219	62,454,147
Comcast Corp., Class A	3,272,356	177,067,183
Discovery Inc., Class A(a)(b)	112,537	4,890,858
Discovery Inc., Class C, NVS(a)(b)	223,644	8,250,227

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
DISH Network Corp., Class A(a)(b)	177,669	$6,431,618
Fox Corp., Class A, NVS	240,065	8,668,747
Fox Corp., Class B	113,920	3,979,226
Interpublic Group of Companies Inc. (The)	277,320	8,097,744
John Wiley & Sons Inc., Class A	29,552	1,601,718
Liberty Broadband Corp., Class A(a)(b)	18,492	2,684,114
Liberty Broadband Corp., Class C, NVS(a)	114,942	17,258,541
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	58,306	2,570,128
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	122,347	5,396,726
New York Times Co. (The), Class A	117,696	5,957,772
News Corp., Class A, NVS	276,757	7,037,931
News Corp., Class B	83,231	1,952,599
Nexstar Media Group Inc., Class A	31,007	4,354,313
Omnicom Group Inc.	153,280	11,365,712
Sirius XM Holdings Inc.(b)	769,375	4,685,494
ViacomCBS Inc., Class A	6,793	320,426
ViacomCBS Inc., Class B, NVS	404,952	18,263,335

		375,555,589

Metals & Mining — 0.4%
Freeport-McMoRan Inc.(a)	1,045,506	34,428,512
Newmont Corp.	581,388	35,040,255
Nucor Corp.	217,240	17,437,855
Reliance Steel & Aluminum Co.	45,831	6,979,603
Royal Gold Inc.	47,452	5,106,784
Southern Copper Corp.	58,075	3,941,550
Steel Dynamics Inc.	145,910	7,406,392

		110,340,951

Mortgage Real Estate Investment — 0.1%
AGNC Investment Corp.	384,918	6,451,226
Annaly Capital Management Inc.	1,022,833	8,796,364
New Residential Investment Corp.	290,697	3,270,341
Starwood Property Trust Inc.	201,743	4,991,122

		23,509,053

Multi-Utilities — 0.7%
Ameren Corp.	177,526	14,443,515
CenterPoint Energy Inc.	359,175	8,135,314
CMS Energy Corp.	204,820	12,539,080
Consolidated Edison Inc.	248,086	18,556,833
Dominion Energy Inc.	588,458	44,699,270
DTE Energy Co.	139,031	18,510,587
MDU Resources Group Inc.	147,704	4,668,923
NiSource Inc.	279,411	6,736,599
Public Service Enterprise Group Inc.	364,326	21,936,069
Sempra Energy	210,358	27,889,264
WEC Energy Group Inc.	226,825	21,228,552

		199,344,006

Multiline Retail — 0.5%
Dollar General Corp.	177,463	35,957,553
Dollar Tree Inc.(a)	169,800	19,435,308
Kohl’s Corp.	113,467	6,763,768
Nordstrom Inc.	78,896	2,987,792
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	39,471	3,433,977
Target Corp.	360,619	71,427,805

		140,006,203

Oil, Gas & Consumable Fuels — 2.4%
Antero Midstream Corp.	192,175	1,735,340
APA Corp.	262,119	4,691,930
Cabot Oil & Gas Corp.	280,791	5,273,255

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Cheniere Energy Inc.(a)	165,925	$11,948,259
Chevron Corp.	1,390,899	145,752,306
Cimarex Energy Co.	72,405	4,300,133
ConocoPhillips	980,697	51,947,520
Continental Resources Inc./OK	53,944	1,395,531
Devon Energy Corp.	422,952	9,241,501
Diamondback Energy Inc.	121,674	8,941,822
EOG Resources Inc.	420,201	30,477,179
EQT Corp.	198,221	3,682,946
Equitrans Midstream Corp.	294,257	2,401,137
Exxon Mobil Corp.	3,056,326	170,634,681
Hess Corp.	196,401	13,897,335
HollyFrontier Corp.	107,325	3,840,089
Kinder Morgan Inc.	1,407,408	23,433,343
Marathon Oil Corp.	568,183	6,068,194
Marathon Petroleum Corp.	468,015	25,034,122
Murphy Oil Corp.	104,846	1,720,523
Occidental Petroleum Corp.	604,946	16,103,663
ONEOK Inc.	319,426	16,182,121
Phillips 66	314,786	25,667,651
Pioneer Natural Resources Co.	145,417	23,095,128
Targa Resources Corp.	163,809	5,200,936
Valero Energy Corp.	293,766	21,033,646
Williams Companies Inc. (The)	879,290	20,830,380

		654,530,671

Personal Products — 0.2%
Coty Inc., Class A	208,379	1,877,495
Estee Lauder Companies Inc. (The), Class A	163,909	47,672,933
Herbalife Nutrition Ltd.(a)	65,134	2,889,344
Nu Skin Enterprises Inc., Class A	39,062	2,065,989

		54,505,761

Pharmaceuticals — 3.5%
Bristol-Myers Squibb Co.	1,634,929	103,213,068
Catalent Inc.(a)	117,814	12,406,992
Elanco Animal Health Inc.(a)	328,104	9,662,663
Eli Lilly & Co.	608,280	113,638,870
Horizon Therapeutics PLC(a)(b)	140,533	12,934,657
Jazz Pharmaceuticals PLC(a)	39,045	6,417,827
Johnson & Johnson	1,904,273	312,967,268
Merck & Co. Inc.	1,824,365	140,640,298
Nektar Therapeutics(a)(b)	122,356	2,447,120
Perrigo Co. PLC	98,717	3,995,077
Pfizer Inc.	4,015,841	145,493,919
Reata Pharmaceuticals Inc., Class A(a)(b)	17,107	1,705,568
Royalty Pharma PLC, Class A	231,739	10,108,455
Viatris Inc.(a)	876,949	12,250,977
Zoetis Inc.	344,180	54,201,466

		942,084,225

Professional Services — 0.6%
Booz Allen Hamilton Holding Corp.	96,023	7,732,732
CACI International Inc., Class A(a)(b)	17,563	4,332,090
CoreLogic Inc.	50,459	3,998,876
CoStar Group Inc.(a)	28,279	23,242,227
Dun & Bradstreet Holdings Inc.(a)(b)	100,457	2,391,881
Equifax Inc.	87,212	15,796,709
FTI Consulting Inc.(a)(b)	26,187	3,669,061
IHS Markit Ltd.	287,150	27,790,377
Jacobs Engineering Group Inc.	93,530	12,090,623
Leidos Holdings Inc.	95,621	9,206,390

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
ManpowerGroup Inc.	41,920	$4,145,888
Nielsen Holdings PLC	256,420	6,448,963
Robert Half International Inc.	79,450	6,202,661
Science Applications International Corp.	41,968	3,508,105
TransUnion	136,947	12,325,230
Verisk Analytics Inc.	115,017	20,322,354

		163,204,167

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	240,449	19,021,920
Howard Hughes Corp. (The)(a)	27,949	2,658,788
Jones Lang LaSalle Inc.(a)(b)	36,340	6,506,314

		28,187,022

Road & Rail — 1.2%
AMERCO	6,422	3,934,117
CSX Corp.	552,378	53,260,287
JB Hunt Transport Services Inc.	60,628	10,189,748
Kansas City Southern	65,536	17,296,261
Knight-Swift Transportation Holdings Inc.	90,691	4,361,330
Landstar System Inc.	27,398	4,522,314
Lyft Inc., Class A(a)(b)	182,207	11,511,838
Norfolk Southern Corp.	182,209	48,926,761
Old Dominion Freight Line Inc.	70,069	16,845,288
Ryder System Inc.	36,406	2,754,114
Schneider National Inc., Class B	42,914	1,071,562
Uber Technologies Inc.(a)	995,078	54,241,702
Union Pacific Corp.	483,921	106,661,028

		335,576,350

Semiconductors & Semiconductor Equipment — 5.1%
Advanced Micro Devices Inc.(a)	864,601	67,871,179
Allegro MicroSystems Inc.(a)	33,432	847,501
Analog Devices Inc.	266,303	41,298,269
Applied Materials Inc.	661,522	88,379,339
Broadcom Inc.	285,218	132,244,178
Cirrus Logic Inc.(a)	42,499	3,603,490
Cree Inc.(a)	78,186	8,454,252
Enphase Energy Inc.(a)	76,126	12,344,592
Entegris Inc.	97,281	10,876,016
First Solar Inc.(a)(b)	67,813	5,920,075
Inphi Corp.(a)	34,589	6,171,024
Intel Corp.	2,962,704	189,613,056
KLA Corp.	112,262	37,091,365
Lam Research Corp.	103,328	61,504,959
Marvell Technology Group Ltd.	481,954	23,606,107
Maxim Integrated Products Inc.	192,067	17,549,162
Microchip Technology Inc.	180,127	27,959,313
Micron Technology Inc.(a)	802,042	70,748,125
MKS Instruments Inc.	38,768	7,188,363
Monolithic Power Systems Inc.	32,176	11,364,885
NVIDIA Corp.	426,315	227,622,368
ON Semiconductor Corp.(a)	295,063	12,277,571
Qorvo Inc.(a)	81,927	14,968,063
QUALCOMM Inc.	812,729	107,759,738
Skyworks Solutions Inc.	118,821	21,801,277
SolarEdge Technologies Inc.(a)(b)	35,271	10,138,296
Teradyne Inc.(b)	119,856	14,584,078
Texas Instruments Inc.	662,868	125,275,423
Universal Display Corp.	30,946	7,327,084
Xilinx Inc.	177,111	21,944,053

		1,388,333,201

Security	Shares	Value

Software — 9.1%
2U Inc.(a)(b)	49,803	$1,903,969
Adobe Inc.(a)(b)	347,386	165,136,883
Alteryx Inc., Class A(a)	38,874	3,224,987
Anaplan Inc.(a)	97,830	5,268,145
ANSYS Inc.(a)	62,024	21,060,869
Aspen Technology Inc.(a)	48,913	7,059,613
Atlassian Corp. PLC, Class A(a)(b)	93,880	19,786,149
Autodesk Inc.(a)	158,012	43,793,026
Avalara Inc.(a)	60,630	8,089,861
Bill.Com Holdings Inc.(a)(b)	54,466	7,924,803
C3.ai Inc., Class A(a)(b)	11,241	740,894
Cadence Design Systems Inc.(a)	198,063	27,132,650
CDK Global Inc.	90,399	4,886,970
Ceridian HCM Holding Inc.(a)	83,832	7,064,523
Citrix Systems Inc.	89,891	12,617,101
Cloudflare Inc., Class A(a)	84,024	5,903,526
Coupa Software Inc.(a)	49,850	12,685,828
Crowdstrike Holdings Inc., Class A(a)(b)	111,975	20,436,557
Datadog Inc., Class A(a)(b)	111,016	9,252,073
Datto Holding Corp.(a)	17,193	393,892
DocuSign Inc.(a)	131,067	26,534,514
Dropbox Inc., Class A(a)(b)	177,442	4,730,604
Duck Creek Technologies Inc.(a)(b)	52,383	2,364,569
Dynatrace Inc.(a)	131,896	6,362,663
Elastic NV(a)	46,728	5,196,154
Everbridge Inc.(a)	24,677	2,990,359
Fair Isaac Corp.(a)	20,348	9,890,145
FireEye Inc.(a)(b)	161,003	3,150,829
Five9 Inc.(a)	44,574	6,968,253
Fortinet Inc.(a)	96,549	17,805,567
Guidewire Software Inc.(a)	58,713	5,967,002
HubSpot Inc.(a)	29,823	13,545,905
Intuit Inc.	181,972	69,706,194
Jamf Holding Corp.(a)(b)	30,056	1,061,578
JFrog Ltd.(a)(b)	9,624	427,017
Manhattan Associates Inc.(a)	45,607	5,353,350
McAfee Corp., Class A	26,771	608,772
Medallia Inc.(a)	57,258	1,596,926
Microsoft Corp.	5,407,828	1,275,003,608
nCino Inc.(a)(b)	33,285	2,220,775
New Relic Inc.(a)	39,163	2,407,741
NortonLifeLock Inc.	390,799	8,308,387
Nuance Communications Inc.(a)(b)	205,926	8,986,611
Nutanix Inc., Class A(a)	130,182	3,457,634
Oracle Corp.	1,330,405	93,354,519
Pagerduty Inc.(a)(b)	48,350	1,945,120
Palo Alto Networks Inc.(a)	68,665	22,114,250
Paycom Software Inc.(a)	35,116	12,995,027
Paylocity Holding Corp.(a)(b)	27,580	4,959,711
Pegasystems Inc.	29,732	3,399,557
Pluralsight Inc., Class A(a)	88,391	1,974,655
Proofpoint Inc.(a)	41,467	5,216,134
PTC Inc.(a)	74,904	10,310,536
RealPage Inc.(a)(b)	63,475	5,535,020
RingCentral Inc., Class A(a)	56,178	16,734,303
salesforce.com Inc.(a)	633,159	134,147,397
ServiceNow Inc.(a)	140,380	70,205,442
Slack Technologies Inc., Class A(a)	358,147	14,551,513
Smartsheet Inc., Class A(a)	79,197	5,062,272
SolarWinds Corp.(a)	26,630	464,427

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Splunk Inc.(a)	117,051	$15,858,069
SS&C Technologies Holdings Inc.	163,429	11,418,784
Synopsys Inc.(a)	108,330	26,842,007
Teradata Corp.(a)	78,099	3,009,935
Trade Desk Inc. (The), Class A(a)(b)	29,651	19,322,371
Tyler Technologies Inc.(a)	28,293	12,011,227
Unity Software Inc.(a)(b)	18,867	1,892,549
VMware Inc., Class A(a)(b)	57,620	8,668,929
Workday Inc., Class A(a)(b)	129,527	32,178,393
Zendesk Inc.(a)	83,400	11,060,508
Zoom Video Communications Inc., Class A(a)	126,701	40,707,764
Zscaler Inc.(a)	52,302	8,978,684

		2,463,926,579

Specialty Retail — 2.3%
Advance Auto Parts Inc.	47,770	8,765,317
AutoNation Inc.(a)	41,656	3,883,172
AutoZone Inc.(a)	16,452	23,103,544
Best Buy Co. Inc.	165,059	18,950,424
Burlington Stores Inc.(a)	46,753	13,969,796
CarMax Inc.(a)	117,244	15,553,589
Carvana Co.(a)	39,552	10,378,445
Dick’s Sporting Goods Inc.	44,885	3,417,993
Five Below Inc.(a)	39,422	7,521,323
Floor & Decor Holdings Inc., Class A(a)(b)	68,114	6,503,525
Foot Locker Inc.	75,074	4,222,913
Gap Inc. (The)(a)	131,912	3,928,339
Home Depot Inc. (The)	775,756	236,799,519
L Brands Inc.	165,238	10,221,623
Leslie’s Inc.(a)	54,320	1,330,297
Lowe’s Companies Inc.	529,719	100,741,959
O’Reilly Automotive Inc.(a)	50,718	25,726,705
Penske Automotive Group Inc.	23,008	1,846,162
Petco Health & Wellness Co. Inc.(a)(b)	38,033	842,811
Ross Stores Inc.	253,261	30,368,527
TJX Companies Inc. (The)	867,614	57,392,666
Tractor Supply Co.	83,983	14,871,710
Ulta Beauty Inc.(a)(b)	38,816	12,000,743
Vroom Inc.(a)(b)	74,430	2,902,026
Williams-Sonoma Inc.	55,392	9,926,246

		625,169,374

Technology Hardware, Storage & Peripherals — 5.5%
Apple Inc.	11,440,116	1,397,410,169
Dell Technologies Inc., Class C(a)	189,584	16,711,830
Hewlett Packard Enterprise Co.	929,649	14,632,675
HP Inc.	933,600	29,641,800
NCR Corp.(a)	92,800	3,521,760
NetApp Inc.	160,031	11,629,453
Pure Storage Inc., Class A(a)	180,163	3,880,711
Western Digital Corp.	217,392	14,510,916
Xerox Holdings Corp.	117,803	2,859,079

		1,494,798,393

Textiles, Apparel & Luxury Goods — 0.8%
Capri Holdings Ltd.(a)	101,788	5,191,188
Carter’s Inc.	30,271	2,692,000
Columbia Sportswear Co.	19,993	2,111,861
Hanesbrands Inc.	250,030	4,918,090
Lululemon Athletica Inc.(a)(b)	82,325	25,249,901
Nike Inc., Class B	896,922	119,191,964
PVH Corp.	49,598	5,242,509

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Ralph Lauren Corp.	33,383	$4,111,450
Skechers U.S.A. Inc., Class A(a)	99,597	4,154,191
Tapestry Inc.	198,953	8,198,853
Under Armour Inc., Class A(a)	135,756	3,008,353
Under Armour Inc., Class C, NVS(a)	139,138	2,568,487
VF Corp.	232,461	18,578,283

		205,217,130

Thrifts & Mortgage Finance — 0.0%
MGIC Investment Corp.	241,126	3,339,595
New York Community Bancorp. Inc.	333,504	4,208,821
Rocket Companies Inc., Class A	69,326	1,600,737
TFS Financial Corp.	30,293	617,068

		9,766,221

Tobacco — 0.6%
Altria Group Inc.	1,341,331	68,622,494
Philip Morris International Inc.	1,123,651	99,712,790

		168,335,284

Trading Companies & Distributors — 0.3%
Air Lease Corp.	74,221	3,636,829
Fastenal Co.	411,918	20,711,237
MSC Industrial Direct Co. Inc., Class A	33,743	3,043,281
United Rentals Inc.(a)	51,879	17,084,273
Univar Solutions Inc.(a)	122,886	2,646,964
Watsco Inc.	23,490	6,125,018
WW Grainger Inc.	31,589	12,664,978

		65,912,580

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	49,429	1,572,336

Water Utilities — 0.1%
American Water Works Co. Inc.	131,237	19,675,051
Essential Utilities Inc.	161,652	7,233,927

		26,908,978

Wireless Telecommunication Services — 0.2%
Telephone and Data Systems Inc.	72,520	1,665,060
T-Mobile U.S. Inc.(a)	398,211	49,891,856
U.S. Cellular Corp.(a)(b)	10,490	382,675

		51,939,591

Total Common Stocks — 99.9% (Cost: $19,513,434,730)		27,109,078,526

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	259,359,972	259,515,588
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	21,460,000	21,460,000

		280,975,588

Total Short-Term Investments — 1.0% (Cost: $280,751,577)		280,975,588

Total Investments in Securities — 100.9% (Cost: $19,794,186,307)		27,390,054,114

Other Assets, Less Liabilities — (0.9)%		(242,202,671)

Net Assets — 100.0%		$27,147,851,443

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 ETF

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$596,961,406	$—	$(337,983,758	)(a)	$245,665	$292,275	$259,515,588	259,359,972	$2,368,597	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	33,076,000	—	(11,616,000	)(a)	—	—	21,460,000	21,460,000	53,757		—
BlackRock Inc.	39,714,772	22,040,907	(14,279,826)		5,270,662	27,373,798	80,120,313	106,266	1,641,177		—

					$5,516,327	$27,666,073	$361,095,901		$4,063,531		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	177	06/18/21	$35,112	$349,565
S&P MidCap 400 E-Mini Index	10	06/18/21	2,605	(5,837)

				$343,728

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$349,565

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$5,837

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 ETF

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$25,265,186

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,392,540

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$49,879,528

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$27,109,078,526	$—	$—	$27,109,078,526
Money Market Funds	280,975,588	—	—	280,975,588

	$27,390,054,114	$—	$—	$27,390,054,114

Derivative financial instruments(a)
Assets
Futures Contracts	$349,565	$—	$—	$349,565
Liabilities
Futures Contracts	(5,837)	—	—	(5,837)

	$343,728	$—	$—	$343,728

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® Russell 1000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
Axon Enterprise Inc.(a)	211,893	$30,177,801
BWX Technologies Inc.	205,341	13,540,186
HEICO Corp.	120,588	15,169,970
HEICO Corp., Class A	212,786	24,172,490
Huntington Ingalls Industries Inc.	12,973	2,670,492
Lockheed Martin Corp.	843,335	311,612,282
Mercury Systems Inc.(a)	151,309	10,689,981
Northrop Grumman Corp.	489,143	158,306,241
TransDigm Group Inc.(a)	40,371	23,734,918
Virgin Galactic Holdings Inc.(a)(b)	189,360	5,800,097

		595,874,458

Air Freight & Logistics — 0.5%
CH Robinson Worldwide Inc.	70,767	6,753,295
Expeditors International of Washington Inc.	346,807	37,347,646
United Parcel Service Inc., Class B	1,609,246	273,555,727
XPO Logistics Inc.(a)	15,661	1,931,001

		319,587,669

Auto Components — 0.0%
BorgWarner Inc.	103,719	4,808,413

Automobiles — 2.8%
Tesla Inc.(a)(b)	2,606,614	1,741,035,689

Beverages — 1.7%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	30,202	36,432,068
Brown-Forman Corp., Class A	133,668	8,510,642
Brown-Forman Corp., Class B, NVS	524,803	36,195,663
Coca-Cola Co. (The)	7,722,051	407,029,308
Monster Beverage Corp.(a)	1,256,612	114,464,787
PepsiCo Inc.	3,468,111	490,564,301

		1,093,196,769

Biotechnology — 3.2%
AbbVie Inc.	5,637,202	610,058,000
ACADIA Pharmaceuticals Inc.(a)(b)	374,791	9,669,608
Acceleron Pharma Inc.(a)(b)	165,583	22,454,711
Agios Pharmaceuticals Inc.(a)(b)	20,018	1,033,730
Alexion Pharmaceuticals Inc.(a)	111,716	17,082,494
Alnylam Pharmaceuticals Inc.(a)(b)	393,130	55,506,025
Amgen Inc.	1,983,068	493,407,149
Biogen Inc.(a)	156,435	43,762,691
BioMarin Pharmaceutical Inc.(a)(b)	558,967	42,207,598
Bluebird Bio Inc.(a)(b)	94,012	2,834,462
Exact Sciences Corp.(a)	439,675	57,940,371
Exelixis Inc.(a)	378,761	8,556,211
Global Blood Therapeutics Inc.(a)(b)	199,475	8,128,606
Incyte Corp.(a)	626,631	50,926,301
Ionis Pharmaceuticals Inc.(a)(b)	218,786	9,836,619
Iovance Biotherapeutics Inc.(a)(b)	461,151	14,600,041
Moderna Inc.(a)	970,255	127,054,892
Neurocrine Biosciences Inc.(a)(b)	316,527	30,782,251
Regeneron Pharmaceuticals Inc.(a)(b)	329,514	155,906,254
Sage Therapeutics Inc.(a)(b)	12,875	963,694
Sana Biotechnology Inc.(a)(b)	65,275	2,184,754
Sarepta Therapeutics Inc.(a)(b)	249,474	18,593,297
Seagen Inc.(a)(b)	431,656	59,939,752
Vertex Pharmaceuticals Inc.(a)	884,506	190,071,494

		2,033,501,005

Security	Shares	Value

Building Products — 0.2%
Allegion PLC	203,282	$25,536,285
Armstrong World Industries Inc.	59,956	5,401,436
AZEK Co. Inc. (The)(a)	40,559	1,705,506
Carrier Global Corp.	1,061,647	44,822,736
Trex Co. Inc.(a)(b)	393,514	36,022,272

		113,488,235

Capital Markets — 1.2%
Apollo Global Management Inc.	288,162	13,546,496
Ares Management Corp., Class A	333,906	18,708,753
Carlyle Group Inc. (The)	37,749	1,387,653
Cboe Global Markets Inc.	79,043	7,800,754
FactSet Research Systems Inc.	126,710	39,101,439
Intercontinental Exchange Inc.	659,468	73,649,386
LPL Financial Holdings Inc.	21,405	3,042,935
MarketAxess Holdings Inc.	125,704	62,590,536
Moody’s Corp.	553,281	165,215,239
Morningstar Inc.	61,777	13,902,296
MSCI Inc.	273,594	114,712,492
S&P Global Inc.	484,149	170,841,658
T Rowe Price Group Inc.	195,330	33,518,628
Tradeweb Markets Inc., Class A	246,758	18,260,092
Virtu Financial Inc., Class A	184,747	5,736,394

		742,014,751

Chemicals — 0.6%
Air Products & Chemicals Inc.	96,127	27,044,370
Ecolab Inc.	169,160	36,212,081
FMC Corp.	86,283	9,543,763
NewMarket Corp.	19,755	7,510,061
RPM International Inc.	363,817	33,416,591
Scotts Miracle-Gro Co. (The)	129,150	31,637,875
Sherwin-Williams Co. (The)	280,685	207,148,337
WR Grace & Co.	69,016	4,131,298

		356,644,376

Commercial Services & Supplies — 0.4%
Cintas Corp.	266,447	90,941,025
Copart Inc.(a)	696,308	75,626,012
Driven Brands Holdings Inc.(a)	5	127
IAA Inc.(a)	108,727	5,995,207
MSA Safety Inc.	27,471	4,121,199
Rollins Inc.	653,769	22,502,729
Waste Management Inc.	185,536	23,937,855

		223,124,154

Communications Equipment — 0.1%
Arista Networks Inc.(a)(b)	164,192	49,567,923
CommScope Holding Co. Inc.(a)(b)	41,323	634,721
Lumentum Holdings Inc.(a)(b)	26,638	2,433,381
Motorola Solutions Inc.	59,132	11,119,773
Ubiquiti Inc.	23,530	7,018,999

		70,774,797

Construction & Engineering — 0.0%
Quanta Services Inc.	94,041	8,273,727

Consumer Finance — 0.0%
Credit Acceptance Corp.(a)(b)	2,100	756,483
LendingTree Inc.(a)(b)	34,085	7,260,105
SLM Corp.	294,020	5,283,540
Upstart Holdings Inc.(a)(b)	10,419	1,342,592

		14,642,720

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging — 0.2%
Amcor PLC	769,116	$8,983,275
Avery Dennison Corp.	116,806	21,451,422
Ball Corp.	1,015,000	86,011,100
Berry Global Group Inc.(a)	156,766	9,625,432
Crown Holdings Inc.	45,147	4,381,065
Graphic Packaging Holding Co.	206,423	3,748,642

		134,200,936

Distributors — 0.1%
Pool Corp.	132,111	45,610,002

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions Inc.(a)(b)	140,060	24,013,287
Chegg Inc.(a)	443,163	37,961,343
frontdoor Inc.(a)	49,837	2,678,739
H&R Block Inc.	431,038	9,396,628

		74,049,997

Electric Utilities — 0.0%
NRG Energy Inc.	287,375	10,842,659

Electrical Equipment — 0.2%
Array Technologies Inc.(a)(b)	35,184	1,049,187
Generac Holdings Inc.(a)	189,213	61,957,797
Rockwell Automation Inc.	191,813	50,914,843
Shoals Technologies Group Inc., Class A(a)	23,880	830,546
Vertiv Holdings Co.	807,523	16,150,460

		130,902,833

Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	1,170,010	77,185,560
CDW Corp./DE	482,692	80,006,199
Cognex Corp.(b)	564,145	46,818,393
Coherent Inc.(a)	67,893	17,169,461
Dolby Laboratories Inc., Class A	25,346	2,502,157
IPG Photonics Corp.(a)(b)	7,623	1,607,996
Jabil Inc.	94,985	4,954,417
Keysight Technologies Inc.(a)	214,077	30,698,642
Zebra Technologies Corp., Class A(a)	163,198	79,180,406

		340,123,231

Entertainment — 2.0%
Activision Blizzard Inc.	1,027,400	95,548,200
Electronic Arts Inc.	135,154	18,295,797
Live Nation Entertainment Inc.(a)(b)	482,477	40,841,678
Netflix Inc.(a)	1,447,688	755,200,922
Playtika Holding Corp.(a)(b)	124,424	3,385,577
Roku Inc.(a)	370,809	120,798,448
Spotify Technology SA(a)(b)	456,161	122,228,340
Take-Two Interactive Software Inc.(a)(b)	355,589	62,832,576
World Wrestling Entertainment Inc., Class A	156,252	8,478,234
Zynga Inc., Class A(a)(b)	2,485,086	25,372,728

		1,252,982,500

Equity Real Estate Investment Trusts (REITs) — 1.7%
American Tower Corp.	1,500,618	358,737,739
Americold Realty Trust	67,877	2,611,228
Brookfield Property REIT Inc., Class A	120,576	2,164,339
CoreSite Realty Corp.	89,069	10,674,920
Crown Castle International Corp.	1,320,957	227,376,328
Equinix Inc.	302,255	205,409,476
Equity LifeStyle Properties Inc.	242,508	15,433,209
Extra Space Storage Inc.	306,847	40,672,570
Iron Mountain Inc.	570,300	21,106,803

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Public Storage	335,130	$82,696,679
SBA Communications Corp.	50,735	14,081,499
Simon Property Group Inc.	876,571	99,727,483

		1,080,692,273

Food & Staples Retailing — 0.9%
Albertsons Companies Inc., Class A(b)	197,296	3,762,435
Costco Wholesale Corp.	1,326,406	467,531,587
Grocery Outlet Holding Corp.(a)	142,025	5,239,302
Sprouts Farmers Market Inc.(a)(b)	338,181	9,002,378
Sysco Corp.	1,173,272	92,383,437

		577,919,139

Food Products — 0.3%
Beyond Meat Inc.(a)(b)	139,752	18,184,530
Campbell Soup Co.	321,585	16,166,078
Hershey Co. (The)	387,076	61,219,940
Kellogg Co.	289,878	18,349,277
Lamb Weston Holdings Inc.	117,137	9,075,775
McCormick & Co. Inc./MD, NVS	469,203	41,834,140
Pilgrim’s Pride Corp.(a)	55,536	1,321,201

		166,150,941

Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	2,262,245	271,107,441
ABIOMED Inc.(a)	150,611	48,004,244
Align Technology Inc.(a)	265,649	143,856,903
Baxter International Inc.	727,605	61,366,206
Cooper Companies Inc. (The)	20,826	7,999,058
DexCom Inc.(a)(b)	313,113	112,529,681
Edwards Lifesciences Corp.(a)	2,100,830	175,713,421
Haemonetics Corp.(a)	158,111	17,551,902
Hill-Rom Holdings Inc.	26,525	2,930,482
Hologic Inc.(a)	609,767	45,354,470
ICU Medical Inc.(a)	17,195	3,532,541
IDEXX Laboratories Inc.(a)(b)	286,296	140,087,496
Insulet Corp.(a)(b)	222,796	58,131,932
Intuitive Surgical Inc.(a)	394,438	291,466,016
Masimo Corp.(a)(b)	166,812	38,310,044
Novocure Ltd.(a)(b)	339,193	44,834,531
Penumbra Inc.(a)(b)	112,173	30,351,770
Quidel Corp.(a)	126,546	16,189,030
ResMed Inc.	488,049	94,691,267
STERIS PLC	14,128	2,691,101
Stryker Corp.	384,216	93,587,333
Tandem Diabetes Care Inc.(a)	182,252	16,083,739
Teleflex Inc.	99,440	41,313,342
Varian Medical Systems Inc.(a)	39,042	6,892,084
West Pharmaceutical Services Inc.	249,824	70,395,407

		1,834,971,441

Health Care Providers & Services — 2.6%
Amedisys Inc.(a)	107,387	28,435,004
AmerisourceBergen Corp.	238,048	28,106,327
Anthem Inc.	216,530	77,723,443
Cardinal Health Inc.	995,454	60,473,831
Centene Corp.(a)	577,639	36,916,908
Chemed Corp.	52,996	24,368,621
Cigna Corp.	316,389	76,483,877
DaVita Inc.(a)	42,043	4,530,974
Encompass Health Corp.	154,662	12,666,818
Guardant Health Inc.(a)(b)	279,128	42,608,889
HCA Healthcare Inc.	472,981	89,081,242

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Humana Inc.	167,210	$70,102,792
Laboratory Corp. of America Holdings(a)	17,452	4,450,784
McKesson Corp.	403,744	78,746,230
Molina Healthcare Inc.(a)	134,456	31,430,435
Oak Street Health Inc.(a)(b)	163,101	8,851,491
Signify Health Inc., Class A(a)(b)	53,048	1,552,184
UnitedHealth Group Inc.	2,673,746	994,820,674

		1,671,350,524

Health Care Technology — 0.4%
American Well Corp., Class A(a)(b)	110,954	1,927,271
Cerner Corp.	1,036,987	74,538,626
Certara Inc.(a)(b)	74,038	2,021,237
Change Healthcare Inc.(a)	606,036	13,393,396
Teladoc Health Inc.(a)	339,291	61,666,139
Veeva Systems Inc., Class A(a)	460,274	120,241,980

		273,788,649

Hotels, Restaurants & Leisure — 1.5%
Booking Holdings Inc.(a)	139,244	324,416,241
Chipotle Mexican Grill Inc.(a)	94,925	134,871,338
Domino’s Pizza Inc.	132,433	48,707,533
Expedia Group Inc.	52,610	9,055,233
Las Vegas Sands Corp.	482,911	29,341,672
McDonald’s Corp.	362,388	81,225,646
Planet Fitness Inc., Class A(a)(b)	155,539	12,023,165
Starbucks Corp.	2,298,440	251,150,539
Vail Resorts Inc.	10,869	3,170,053
Wendy’s Co. (The)	610,432	12,367,352
Wynn Resorts Ltd.	86,686	10,867,824
Yum China Holdings Inc.	95,241	5,639,220
Yum! Brands Inc.	76,928	8,322,071

		931,157,887

Household Durables — 0.0%
NVR Inc.(a)	1,144	5,389,304
Tempur Sealy International Inc.	476,460	17,419,377

		22,808,681

Household Products — 1.0%
Church & Dwight Co. Inc.	842,453	73,588,270
Clorox Co. (The)	303,636	58,565,312
Energizer Holdings Inc.	183,066	8,688,312
Procter & Gamble Co. (The)	3,708,259	502,209,516
Reynolds Consumer Products Inc.	39,230	1,168,269

		644,219,679

Industrial Conglomerates — 0.4%
3M Co.	1,264,030	243,553,300
Roper Technologies Inc.	49,640	20,021,798

		263,575,098

Insurance — 0.7%
Alleghany Corp.(a)	4,338	2,716,846
Aon PLC, Class A	771,883	177,617,997
Axis Capital Holdings Ltd.	18,329	908,569
Brown & Brown Inc.	39,469	1,804,128
Erie Indemnity Co., Class A, NVS	48,422	10,696,904
Lincoln National Corp.	81,228	5,058,068
Marsh & McLennan Companies Inc.	1,336,720	162,812,496
Primerica Inc.	82,165	12,145,630
Progressive Corp. (The)	571,729	54,663,010
RenaissanceRe Holdings Ltd.	58,498	9,374,304

		437,797,952

Security	Shares	Value

Interactive Media & Services — 9.3%
Alphabet Inc., Class A(a)	792,995	$1,635,568,047
Alphabet Inc., Class C, NVS(a)	768,109	1,588,933,321
Facebook Inc., Class A(a)	8,174,457	2,407,622,820
IAC/InterActiveCorp.(a)	254,844	55,125,306
Match Group Inc.(a)(b)	762,075	104,693,864
Pinterest Inc., Class A(a)	1,135,063	84,028,714
Zillow Group Inc., Class A(a)(b)	21,924	2,880,375
Zillow Group Inc., Class C, NVS(a)(b)	56,382	7,309,362

		5,886,161,809

Internet & Direct Marketing Retail — 7.5%
Amazon.com Inc.(a)	1,443,471	4,466,214,751
eBay Inc.	2,016,957	123,518,447
Etsy Inc.(a)	401,519	80,974,337
Grubhub Inc.(a)	28,981	1,738,860
Wayfair Inc., Class A(a)(b)	218,205	68,680,024

		4,741,126,419

IT Services — 8.5%
Accenture PLC, Class A	2,169,794	599,405,592
Akamai Technologies Inc.(a)(b)	449,104	45,763,698
Automatic Data Processing Inc.	1,259,476	237,373,442
BigCommerce Holdings Inc., Series 1(a)(b)	122,738	7,094,256
Black Knight Inc.(a)	511,726	37,862,607
Broadridge Financial Solutions Inc.	389,710	59,664,601
Cognizant Technology Solutions Corp., Class A	126,928	9,915,615
EPAM Systems Inc.(a)	180,528	71,613,652
Fastly Inc., Class A(a)(b)	264,449	17,792,129
Fiserv Inc.(a)(b)	572,865	68,193,850
FleetCor Technologies Inc.(a)	280,732	75,413,037
Gartner Inc.(a)	294,379	53,738,886
Genpact Ltd.	248,274	10,631,093
Globant SA(a)	130,284	27,048,261
GoDaddy Inc., Class A(a)	565,252	43,874,860
Jack Henry & Associates Inc.	203,936	30,941,170
Mastercard Inc., Class A	3,003,218	1,069,295,769
MongoDB Inc.(a)(b)	177,391	47,439,675
Okta Inc.(a)	395,409	87,160,006
Paychex Inc.	863,274	84,618,117
PayPal Holdings Inc.(a)	3,997,828	970,832,552
Square Inc., Class A(a)(b)	1,256,137	285,205,906
StoneCo Ltd., Class A(a)(b)	678,552	41,540,953
Switch Inc., Class A(b)	302,137	4,912,748
Twilio Inc., Class A(a)	407,095	138,721,692
VeriSign Inc.(a)	203,493	40,446,269
Visa Inc., Class A	5,747,765	1,216,974,283
Western Union Co. (The)	252,894	6,236,366
WEX Inc.(a)	12,880	2,694,754

		5,392,405,839

Leisure Products — 0.1%
Mattel Inc.(a)(b)	693,557	13,815,655
Peloton Interactive Inc., Class A(a)(b)	205,247	23,077,973
Polaris Inc.	20,349	2,716,592

		39,610,220

Life Sciences Tools & Services — 1.6%
10X Genomics Inc., Class A(a)(b)	194,522	35,208,482
Adaptive Biotechnologies Corp.(a)(b)	252,356	10,159,852
Agilent Technologies Inc.	88,517	11,254,051
Avantor Inc.(a)	1,685,261	48,754,601
Berkeley Lights Inc.(a)	46,325	2,326,905
Bio-Techne Corp.	122,857	46,922,774

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Bruker Corp.	149,217	$9,591,669
Charles River Laboratories International Inc.(a)	147,220	42,668,772
Illumina Inc.(a)	499,790	191,949,347
IQVIA Holdings Inc.(a)	245,234	47,364,495
Maravai LifeSciences Holdings Inc., Class A(a)	164,517	5,863,386
Mettler-Toledo International Inc.(a)(b)	73,872	85,373,132
PerkinElmer Inc.	75,979	9,747,346
PPD Inc.(a)(b)	455,550	17,238,012
PRA Health Sciences Inc.(a)	182,775	28,024,891
Repligen Corp.(a)	184,510	35,870,589
Sotera Health Co.(a)	138,674	3,461,303
Syneos Health Inc.(a)	28,881	2,190,624
Thermo Fisher Scientific Inc.	789,182	360,166,881
Waters Corp.(a)	15,401	4,376,502

		998,513,614

Machinery — 0.3%
Allison Transmission Holdings Inc.	248,352	10,140,212
Donaldson Co. Inc.	44,469	2,586,317
Graco Inc.	281,046	20,128,514
Illinois Tool Works Inc.	475,409	105,312,602
Lincoln Electric Holdings Inc.	82,686	10,165,417
Nordson Corp.	159,775	31,744,097
Toro Co. (The)	330,241	34,061,057

		214,138,216

Media — 0.6%
Altice USA Inc., Class A(a)(b)	767,389	24,963,164
Cable One Inc.	17,974	32,862,942
Charter Communications Inc., Class A(a)(b)	431,894	266,487,236
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	33,325	1,468,966
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	69,163	3,050,780
Nexstar Media Group Inc., Class A	96,721	13,582,530
Sirius XM Holdings Inc.(b)	2,218,963	13,513,485

		355,929,103

Metals & Mining — 0.0%
Royal Gold Inc.	159,625	17,178,842

Multiline Retail — 0.4%
Dollar General Corp.	835,172	169,222,551
Dollar Tree Inc.(a)	379,924	43,486,101
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	164,967	14,352,129

		227,060,781

Oil, Gas & Consumable Fuels — 0.1%
Cheniere Energy Inc.(a)	787,149	56,682,600
Equitrans Midstream Corp.	121,052	987,784

		57,670,384

Personal Products — 0.3%
Estee Lauder Companies Inc. (The), Class A	689,633	200,579,758
Herbalife Nutrition Ltd.(a)	38,146	1,692,157

		202,271,915

Pharmaceuticals — 2.9%
Bristol-Myers Squibb Co.	2,801,045	176,829,971
Eli Lilly & Co.	2,867,390	535,685,800
Horizon Therapeutics PLC(a)	614,357	56,545,418
Johnson & Johnson	1,201,646	197,490,520
Merck & Co. Inc.	7,516,408	579,439,893
Reata Pharmaceuticals Inc., Class A(a)(b)	79,602	7,936,319
Royalty Pharma PLC, Class A	465,746	20,315,841

Security	Shares	Value

Pharmaceuticals (continued)
Zoetis Inc.	1,465,913	$230,851,979

		1,805,095,741

Professional Services — 0.7%
Booz Allen Hamilton Holding Corp.	457,340	36,829,590
CACI International Inc., Class A(a)(b)	13,451	3,317,824
CoreLogic Inc.	12,650	1,002,512
CoStar Group Inc.(a)	132,744	109,100,966
Dun & Bradstreet Holdings Inc.(a)(b)	232,138	5,527,206
Equifax Inc.	305,038	55,251,533
IHS Markit Ltd.	731,444	70,789,150
Leidos Holdings Inc.	43,577	4,195,594
Science Applications International Corp.	25,868	2,162,306
TransUnion	590,380	53,134,200
Verisk Analytics Inc.	539,023	95,239,974

		436,550,855

Road & Rail — 0.9%
JB Hunt Transport Services Inc.	77,017	12,944,247
Landstar System Inc.	102,554	16,927,563
Old Dominion Freight Line Inc.	286,088	68,778,416
Uber Technologies Inc.(a)	3,611,600	196,868,316
Union Pacific Corp.	1,164,847	256,743,928

		552,262,470

Semiconductors & Semiconductor Equipment — 6.8%
Advanced Micro Devices Inc.(a)(b)	3,790,437	297,549,304
Allegro MicroSystems Inc.(a)	49,294	1,249,603
Analog Devices Inc.	151,872	23,552,310
Applied Materials Inc.	3,116,778	416,401,541
Broadcom Inc.	1,274,559	590,962,026
Enphase Energy Inc.(a)	359,881	58,358,303
Entegris Inc.(b)	426,542	47,687,396
Inphi Corp.(a)	162,611	29,011,428
KLA Corp.	528,324	174,558,249
Lam Research Corp.	486,286	289,456,879
Maxim Integrated Products Inc.	299,924	27,404,056
Microchip Technology Inc.	634,026	98,413,516
MKS Instruments Inc.	139,859	25,932,656
Monolithic Power Systems Inc.	149,885	52,940,881
NVIDIA Corp.	2,009,609	1,072,990,533
QUALCOMM Inc.	3,831,182	507,976,421
SolarEdge Technologies Inc.(a)	166,429	47,838,352
Teradyne Inc.(b)	563,540	68,571,547
Texas Instruments Inc.	1,558,025	294,451,145
Universal Display Corp.(b)	146,270	34,632,348
Xilinx Inc.	831,471	103,019,257

		4,262,957,751

Software — 17.7%
2U Inc.(a)(b)	75,461	2,884,874
Adobe Inc.(a)	1,637,584	778,458,306
Alteryx Inc., Class A(a)(b)	176,958	14,680,436
Anaplan Inc.(a)	463,605	24,965,129
ANSYS Inc.(a)	291,536	98,993,964
Aspen Technology Inc.(a)	213,530	30,818,785
Atlassian Corp. PLC, Class A(a)(b)	446,954	94,200,025
Autodesk Inc.(a)	497,570	137,901,526
Avalara Inc.(a)	281,842	37,606,178
Bill.Com Holdings Inc.(a)(b)	253,839	36,933,575
C3.ai Inc., Class A(a)(b)	43,923	2,894,965
Cadence Design Systems Inc.(a)	938,252	128,531,141
CDK Global Inc.	53,046	2,867,667

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Ceridian HCM Holding Inc.(a)(b)	276,975	$23,340,683
Citrix Systems Inc.	114,107	16,016,059
Cloudflare Inc., Class A(a)	395,445	27,783,966
Coupa Software Inc.(a)(b)	236,887	60,283,004
Crowdstrike Holdings Inc., Class A(a)	382,587	69,825,953
Datadog Inc., Class A(a)(b)	520,350	43,365,969
DocuSign Inc.(a)	616,831	124,877,436
Dropbox Inc., Class A(a)(b)	835,212	22,266,752
Duck Creek Technologies Inc.(a)(b)	204,621	9,236,592
Dynatrace Inc.(a)	620,969	29,955,545
Elastic NV(a)	224,715	24,988,308
Everbridge Inc.(a)	117,227	14,205,568
Fair Isaac Corp.(a)	95,608	46,470,268
FireEye Inc.(a)	173,594	3,397,235
Five9 Inc.(a)(b)	210,262	32,870,258
Fortinet Inc.(a)	452,378	83,427,551
Guidewire Software Inc.(a)(b)	53,070	5,393,504
HubSpot Inc.(a)	140,781	63,944,138
Intuit Inc.	858,708	328,936,687
Jamf Holding Corp.(a)(b)	70,367	2,485,362
JFrog Ltd.(a)	27,490	1,219,731
Manhattan Associates Inc.(a)	190,714	22,386,009
McAfee Corp., Class A	48,811	1,109,962
Medallia Inc.(a)	303,259	8,457,894
Microsoft Corp.	25,492,456	6,010,356,351
nCino Inc.(a)(b)	130,038	8,676,135
New Relic Inc.(a)(b)	182,303	11,207,988
NortonLifeLock Inc.	1,839,176	39,100,882
Nutanix Inc., Class A(a)	639,262	16,978,799
Oracle Corp.	5,516,979	387,126,416
Pagerduty Inc.(a)(b)	230,963	9,291,642
Palo Alto Networks Inc.(a)	323,149	104,073,367
Paycom Software Inc.(a)	164,709	60,952,213
Paylocity Holding Corp.(a)	127,569	22,940,733
Pegasystems Inc.(b)	118,714	13,573,759
Pluralsight Inc., Class A(a)	416,000	9,293,440
Proofpoint Inc.(a)(b)	192,760	24,247,280
PTC Inc.(a)	354,914	48,853,912
RealPage Inc.(a)(b)	261,544	22,806,637
RingCentral Inc., Class A(a)	267,920	79,808,010
salesforce.com Inc.(a)	2,766,809	586,203,823
ServiceNow Inc.(a)(b)	661,739	330,942,291
Slack Technologies Inc., Class A(a)	1,685,602	68,486,009
Smartsheet Inc., Class A(a)(b)	384,494	24,576,856
Splunk Inc.(a)	550,869	74,631,732
SS&C Technologies Holdings Inc.	159,744	11,161,313
Synopsys Inc.(a)	477,732	118,372,435
Teradata Corp.(a)	282,211	10,876,412
Trade Desk Inc. (The), Class A(a)(b)	140,259	91,401,180
Tyler Technologies Inc.(a)	135,211	57,401,126
Unity Software Inc.(a)(b)	82,625	8,288,114
VMware Inc., Class A(a)(b)	270,752	40,734,638
Workday Inc., Class A(a)(b)	609,579	151,437,711
Zendesk Inc.(a)(b)	390,255	51,755,618
Zoom Video Communications Inc., Class A(a)	596,280	191,578,801
Zscaler Inc.(a)	243,179	41,746,539

		11,186,863,167

Specialty Retail — 3.0%
AutoZone Inc.(a)	45,762	64,263,577
Best Buy Co. Inc.	140,786	16,163,641

Security	Shares	Value

Specialty Retail (continued)
Burlington Stores Inc.(a)	197,712	$59,076,346
CarMax Inc.(a)	37,630	4,991,996
Carvana Co.(a)	188,254	49,397,850
Five Below Inc.(a)(b)	185,703	35,430,275
Floor & Decor Holdings Inc., Class A(a)	317,229	30,289,025
Home Depot Inc. (The)	1,828,430	558,128,257
Leslie’s Inc.(a)	76,608	1,876,130
Lowe’s Companies Inc.	2,496,672	474,817,081
O’Reilly Automotive Inc.(a)	238,692	121,076,517
Petco Health & Wellness Co. Inc.(a)(b)	85,396	1,892,375
Ross Stores Inc.	962,515	115,415,174
TJX Companies Inc. (The)	3,307,375	218,782,856
Tractor Supply Co.	393,209	69,629,450
Ulta Beauty Inc.(a)	170,378	52,675,766
Vroom Inc.(a)(b)	278,167	10,845,731
Williams-Sonoma Inc.	42,592	7,632,486

		1,892,384,533

Technology Hardware, Storage & Peripherals — 10.5%
Apple Inc.	53,928,545	6,587,371,772
Dell Technologies Inc., Class C(a)	50,860	4,483,309
NetApp Inc.	408,278	29,669,562
Pure Storage Inc., Class A(a)(b)	497,339	10,712,682

		6,632,237,325

Textiles, Apparel & Luxury Goods — 1.1%
Lululemon Athletica Inc.(a)(b)	386,780	118,629,294
Nike Inc., Class B	4,228,032	561,863,172
VF Corp.	56,410	4,508,287

		685,000,753

Thrifts & Mortgage Finance — 0.0%
Rocket Companies Inc., Class A	134,295	3,100,872

Tobacco — 0.2%
Altria Group Inc.	2,763,314	141,371,144

Trading Companies & Distributors — 0.2%
Fastenal Co.	1,581,948	79,540,345
WW Grainger Inc.	108,257	43,403,479

		122,943,824

Total Common Stocks — 99.8% (Cost: $36,106,995,419)		63,062,946,762

Short-Term Investments

Money Market Funds — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	985,569,577	986,160,919
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	77,470,000	77,470,000

		1,063,630,919

Total Short-Term Investments — 1.7% (Cost: $1,062,849,936)		1,063,630,919

Total Investments in Securities — 101.5% (Cost: $37,169,845,355)		64,126,577,681

Other Assets, Less Liabilities — (1.5)%		(970,653,547)

Net Assets — 100.0%		$63,155,924,134

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 Growth ETF

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan.

(c)	Affiliate of the Fund.

(d)	Annualized 7-day yield as of period-end.

(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,699,006,431	$—	$(714,067,146	)(a)	$281,382	$940,252	$986,160,919	985,569,577	$5,218,982	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	80,304,000	—	(2,834,000	)(a)	—	—	77,470,000	77,470,000	107,141		—

					$281,382	$940,252	$1,063,630,919		$5,326,123		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	433	06/18/21	$85,894	$934,920

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$934,920

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$45,353,082

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$1,896,559

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 Growth ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$83,164,482

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$63,062,946,762	$—	$—	$63,062,946,762
Money Market Funds	1,063,630,919	—	—	1,063,630,919

	$64,126,577,681	$—	$—	$64,126,577,681

Derivative financial instruments(a)
Assets
Futures Contracts	$934,920	$—	$—	$934,920

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments March 31, 2021	iShares® Russell 1000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.3%
Boeing Co. (The)	1,431,787	$364,704,785
BWX Technologies Inc.	91,869	6,057,842
Curtiss-Wright Corp.	110,732	13,132,815
General Dynamics Corp.	679,629	123,393,441
HEICO Corp.	23,120	2,908,496
HEICO Corp., Class A	40,823	4,637,493
Hexcel Corp.	223,354	12,507,824
Howmet Aerospace Inc.	1,056,341	33,940,236
Huntington Ingalls Industries Inc.	95,841	19,728,870
L3Harris Technologies Inc.	561,869	113,879,609
Mercury Systems Inc.(a)	27,199	1,921,609
Northrop Grumman Corp.	32,746	10,597,916
Raytheon Technologies Corp.	3,822,103	295,333,899
Spirit AeroSystems Holdings Inc., Class A	281,272	13,683,883
Teledyne Technologies Inc.(a)	96,852	40,062,830
Textron Inc.	609,379	34,173,974
TransDigm Group Inc.(a)	110,389	64,899,901
Virgin Galactic Holdings Inc.(a)(b)	24,426	748,168

		1,156,313,591

Air Freight & Logistics — 0.7%
CH Robinson Worldwide Inc.	299,018	28,535,288
Expeditors International of Washington Inc.	172,403	18,566,079
FedEx Corp.	656,991	186,611,724
United Parcel Service Inc., Class B	653,068	111,015,029
XPO Logistics Inc.(a)	230,872	28,466,517

		373,194,637

Airlines — 0.6%
Alaska Air Group Inc.	328,810	22,756,940
American Airlines Group Inc.(b)	1,659,439	39,660,592
Copa Holdings SA, Class A, NVS	83,682	6,760,669
Delta Air Lines Inc.	1,706,796	82,404,111
JetBlue Airways Corp.(a)(b)	826,669	16,814,447
Southwest Airlines Co.	1,578,130	96,360,618
United Airlines Holdings Inc.(a)(b)	837,021	48,162,188

		312,919,565

Auto Components — 0.3%
Aptiv PLC	717,071	98,884,091
BorgWarner Inc.	572,693	26,550,047
Gentex Corp.	656,397	23,413,681
Lear Corp.	160,218	29,039,513

		177,887,332

Automobiles — 0.7%
Ford Motor Co.(a)	10,448,936	127,999,466
General Motors Co.	3,348,165	192,385,561
Harley-Davidson Inc.	410,180	16,448,218
Thor Industries Inc.	141,832	19,110,444

		355,943,689

Banks — 8.5%
Associated Banc-Corp.	406,101	8,666,195
Bank of America Corp.	20,740,681	802,456,948
Bank of Hawaii Corp.	105,915	9,478,333
Bank OZK	326,948	13,355,826
BOK Financial Corp.	83,725	7,478,317
Citigroup Inc.	5,583,075	406,168,706
Citizens Financial Group Inc.	1,140,646	50,359,521
Comerica Inc.	372,320	26,710,237
Commerce Bancshares Inc.	283,104	21,688,598

Security	Shares	Value

Banks (continued)
Cullen/Frost Bankers Inc.	149,784	$16,290,508
East West Bancorp. Inc.	377,247	27,840,829
Fifth Third Bancorp	1,903,936	71,302,403
First Citizens BancShares Inc./NC, Class A(b)	16,758	14,005,834
First Hawaiian Inc.	347,045	9,498,622
First Horizon Corp.	1,463,745	24,751,928
First Republic Bank/CA	462,524	77,125,877
FNB Corp.	864,236	10,975,797
Huntington Bancshares Inc./OH	2,703,235	42,494,854
JPMorgan Chase & Co.	8,122,118	1,236,430,023
KeyCorp	2,598,701	51,922,046
M&T Bank Corp.	342,729	51,961,144
PacWest Bancorp	312,535	11,923,210
People’s United Financial Inc.	1,133,749	20,294,107
Pinnacle Financial Partners Inc.	197,534	17,513,364
PNC Financial Services Group Inc. (The)	1,136,682	199,385,390
Popular Inc.	221,753	15,593,671
Prosperity Bancshares Inc.	238,753	17,880,212
Regions Financial Corp.	2,571,725	53,131,839
Signature Bank/New York NY	150,938	34,127,082
Sterling Bancorp./DE	518,285	11,930,921
SVB Financial Group(a)	137,829	68,040,664
Synovus Financial Corp.	391,904	17,929,608
TCF Financial Corp.	404,473	18,791,816
Truist Financial Corp.	3,610,263	210,550,538
U.S. Bancorp	3,643,117	201,500,801
Umpqua Holdings Corp.	589,376	10,343,549
Webster Financial Corp.	240,264	13,240,949
Wells Fargo & Co.	10,176,105	397,580,422
Western Alliance Bancorp	262,455	24,786,250
Wintrust Financial Corp.	147,129	11,152,378
Zions Bancorp. NA	432,040	23,744,918

		4,360,404,235

Beverages — 1.1%
Brown-Forman Corp., Class A	18,157	1,156,056
Brown-Forman Corp., Class B, NVS	71,957	4,962,874
Coca-Cola Co. (The)	4,280,651	225,633,114
Constellation Brands Inc., Class A	434,404	99,044,112
Keurig Dr Pepper Inc.	1,880,734	64,640,828
Molson Coors Beverage Co., Class B	477,711	24,434,918
PepsiCo Inc.	990,026	140,039,178

		559,911,080

Biotechnology — 0.9%
AbbVie Inc.	284,102	30,745,518
Acceleron Pharma Inc.(a)	7,192	975,307
Agios Pharmaceuticals Inc.(a)(b)	148,803	7,684,187
Alexion Pharmaceuticals Inc.(a)	481,568	73,636,563
Alkermes PLC(a)	423,285	7,906,964
Biogen Inc.(a)	284,654	79,631,957
BioMarin Pharmaceutical Inc.(a)	45,279	3,419,017
Bluebird Bio Inc.(a)(b)	89,255	2,691,038
Exact Sciences Corp.(a)(b)	52,407	6,906,195
Exelixis Inc.(a)	519,149	11,727,576
Gilead Sciences Inc.	3,366,291	217,563,387
Ionis Pharmaceuticals Inc.(a)(b)	177,644	7,986,874
Sage Therapeutics Inc.(a)(b)	127,153	9,517,402
Sana Biotechnology Inc.(a)	20,047	670,973
United Therapeutics Corp.(a)	116,115	19,422,556

		480,485,514

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products — 0.9%
A O Smith Corp.	351,817	$23,786,347
Allegion PLC	86,598	10,878,441
Armstrong World Industries Inc.	80,529	7,254,858
AZEK Co. Inc. (The)(a)	204,786	8,611,251
Carrier Global Corp.	1,490,588	62,932,625
Fortune Brands Home & Security Inc.	369,569	35,412,102
Johnson Controls International PLC	1,947,736	116,221,407
Lennox International Inc.	92,957	28,964,472
Masco Corp.	688,362	41,232,884
Owens Corning	286,027	26,340,226
Trane Technologies PLC	639,411	105,860,885

		467,495,498

Capital Markets — 4.4%
Affiliated Managers Group Inc.	120,479	17,954,985
Ameriprise Financial Inc.	315,889	73,428,398
Apollo Global Management Inc.	230,385	10,830,399
Bank of New York Mellon Corp. (The)	2,139,908	101,196,249
BlackRock Inc.(c)	394,597	297,510,354
Carlyle Group Inc. (The)	283,759	10,430,981
Cboe Global Markets Inc.	224,477	22,153,635
Charles Schwab Corp. (The)	3,692,252	240,660,985
CME Group Inc.	951,264	194,276,647
Evercore Inc., Class A	106,081	13,975,111
Franklin Resources Inc.	743,495	22,007,452
Goldman Sachs Group Inc. (The)	888,075	290,400,525
Interactive Brokers Group Inc., Class A	194,694	14,220,450
Intercontinental Exchange Inc.	962,098	107,447,105
Invesco Ltd.	1,008,982	25,446,526
KKR & Co. Inc.	1,455,349	71,093,799
Lazard Ltd., Class A	270,295	11,760,535
LPL Financial Holdings Inc.	194,068	27,588,707
Morgan Stanley	3,746,379	290,943,793
Morningstar Inc.	9,116	2,051,465
Nasdaq Inc.	306,300	45,166,998
Northern Trust Corp.	513,898	54,015,819
Raymond James Financial Inc.	328,541	40,265,985
S&P Global Inc.	265,665	93,745,208
SEI Investments Co.	301,293	18,357,782
State Street Corp.	943,001	79,221,514
T Rowe Price Group Inc.	451,816	77,531,626
Tradeweb Markets Inc., Class A(b)	33,264	2,461,536
Virtu Financial Inc., Class A	18,181	564,520

		2,256,709,089

Chemicals — 3.1%
Air Products & Chemicals Inc.	516,778	145,390,322
Albemarle Corp.	311,003	45,440,648
Ashland Global Holdings Inc.	148,302	13,164,769
Axalta Coating Systems Ltd.(a)	564,853	16,708,352
Cabot Corp.	149,189	7,823,471
Celanese Corp.	305,604	45,782,535
CF Industries Holdings Inc.	572,847	25,995,797
Chemours Co. (The)	437,871	12,220,980
Corteva Inc.	2,008,434	93,633,193
Dow Inc.	1,988,839	127,166,366
DuPont de Nemours Inc.	1,444,875	111,659,940
Eastman Chemical Co.	362,987	39,972,128
Ecolab Inc.	534,515	114,423,626
Element Solutions Inc.	581,545	10,636,458
FMC Corp.	278,294	30,782,099

Security	Shares	Value

Chemicals (continued)
Huntsman Corp.	537,177	$15,486,813
International Flavors & Fragrances Inc.	667,539	93,195,120
Linde PLC	1,408,389	394,546,094
LyondellBasell Industries NV, Class A	686,453	71,425,435
Mosaic Co. (The)	924,267	29,216,080
NewMarket Corp.	2,843	1,080,795
Olin Corp.	382,444	14,521,399
PPG Industries Inc.	631,261	94,853,278
RPM International Inc.	55,968	5,140,661
Scotts Miracle-Gro Co. (The)	6,831	1,673,390
Valvoline Inc.	477,635	12,451,944
Westlake Chemical Corp.	90,528	8,037,981
WR Grace & Co.	96,477	5,775,113

		1,588,204,787

Commercial Services & Supplies — 0.5%
ADT Inc.	415,474	3,506,601
Cintas Corp.	26,988	9,211,274
Clean Harbors Inc.(a)	137,360	11,546,482
Driven Brands Holdings Inc.(a)(b)	88,267	2,243,747
IAA Inc.(a)	274,579	15,140,286
MSA Safety Inc.	75,660	11,350,513
Republic Services Inc.	561,720	55,806,882
Rollins Inc.	74,323	2,558,180
Stericycle Inc.(a)	244,678	16,518,212
Waste Management Inc.	985,453	127,143,146

		255,025,323

Communications Equipment — 1.5%
Arista Networks Inc.(a)	27,901	8,423,033
Ciena Corp.(a)	410,102	22,440,781
Cisco Systems Inc.	11,386,491	588,795,450
CommScope Holding Co. Inc.(a)(b)	490,112	7,528,120
EchoStar Corp., Class A(a)(b)	128,805	3,091,320
F5 Networks Inc.(a)(b)	165,893	34,608,598
Juniper Networks Inc.	881,642	22,331,992
Lumentum Holdings Inc.(a)(b)	185,038	16,903,221
Motorola Solutions Inc.	408,621	76,841,179
Ubiquiti Inc.	2,824	842,399
ViaSat Inc.(a)(b)	159,110	7,648,418

		789,454,511

Construction & Engineering — 0.1%
AECOM(a)	378,883	24,290,189
Quanta Services Inc.	291,975	25,687,961
Valmont Industries Inc.	55,923	13,291,219

		63,269,369

Construction Materials — 0.3%
Eagle Materials Inc.	110,191	14,810,772
Martin Marietta Materials Inc.	166,370	55,870,374
Vulcan Materials Co.	353,467	59,647,556

		130,328,702

Consumer Finance — 1.2%
Ally Financial Inc.	999,861	45,203,716
American Express Co.	1,753,094	247,957,615
Capital One Financial Corp.	1,212,694	154,291,058
Credit Acceptance Corp.(a)(b)	23,422	8,437,307
Discover Financial Services	820,400	77,929,796
OneMain Holdings Inc.	195,816	10,519,236
Santander Consumer USA Holdings Inc.	181,974	4,924,216
SLM Corp.	771,264	13,859,614
Synchrony Financial	1,560,799	63,462,087

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Finance (continued)
Upstart Holdings Inc.(a)(b)	29,444	$3,794,154

		630,378,799

Containers & Packaging — 0.6%
Amcor PLC	3,566,270	41,654,034
AptarGroup Inc.	172,489	24,436,517
Ardagh Group SA	40,686	1,033,831
Avery Dennison Corp.	130,965	24,051,722
Ball Corp.	54,680	4,633,583
Berry Global Group Inc.(a)(b)	235,766	14,476,032
Crown Holdings Inc.	311,919	30,268,620
Graphic Packaging Holding Co.	554,767	10,074,569
International Paper Co.	1,052,439	56,905,377
Packaging Corp. of America	250,684	33,711,984
Sealed Air Corp.	416,825	19,098,921
Silgan Holdings Inc.	210,634	8,852,947
Sonoco Products Co.	268,659	17,006,115
Westrock Co.	700,531	36,462,639

		322,666,891

Distributors — 0.2%
Genuine Parts Co.	376,078	43,470,856
LKQ Corp.(a)	810,480	34,307,618

		77,778,474

Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions Inc.(a)	46,665	8,000,714
frontdoor Inc.(a)	190,713	10,250,824
Graham Holdings Co., Class B	10,484	5,896,621
Grand Canyon Education Inc.(a)(b)	125,441	13,434,731
H&R Block Inc.	128,986	2,811,895
Service Corp. International	447,111	22,825,016
Terminix Global Holdings Inc.(a)(b)	354,958	16,920,848

		80,140,649

Diversified Financial Services — 2.7%
Berkshire Hathaway Inc., Class B(a)	5,044,299	1,288,667,065
Equitable Holdings Inc.	1,071,880	34,964,726
Jefferies Financial Group Inc.	595,427	17,922,353
Voya Financial Inc.	328,929	20,933,041

		1,362,487,185

Diversified Telecommunication Services — 2.5%
AT&T Inc.	19,121,215	578,799,178
Lumen Technologies Inc.	2,940,233	39,252,111
Verizon Communications Inc.	11,110,788	646,092,322

		1,264,143,611

Electric Utilities — 3.1%
Alliant Energy Corp.	668,589	36,210,780
American Electric Power Co. Inc.	1,330,577	112,699,872
Avangrid Inc.	152,285	7,585,316
Duke Energy Corp.	1,968,135	189,984,071
Edison International	957,587	56,114,598
Entergy Corp.	537,797	53,494,668
Evergy Inc.	605,873	36,067,620
Eversource Energy	917,609	79,455,763
Exelon Corp.	2,606,226	113,996,325
FirstEnergy Corp.	1,451,035	50,336,404
Hawaiian Electric Industries Inc.	286,411	12,725,241
IDACORP Inc.	135,011	13,497,050
NextEra Energy Inc.	5,248,903	396,869,556
NRG Energy Inc.	425,730	16,062,793
OGE Energy Corp.	535,424	17,326,321

Security	Shares	Value

Electric Utilities (continued)
PG&E Corp.(a)(b)	3,543,065	$41,489,291
Pinnacle West Capital Corp.	302,014	24,568,839
PPL Corp.	2,062,891	59,493,776
Southern Co. (The)	2,829,341	175,871,836
Xcel Energy Inc.	1,412,688	93,957,879

		1,587,807,999

Electrical Equipment — 1.0%
Acuity Brands Inc.(b)	95,807	15,808,155
AMETEK Inc.	613,570	78,371,296
Array Technologies Inc.(a)(b)	303,301	9,044,436
Eaton Corp. PLC	1,071,832	148,212,929
Emerson Electric Co.	1,594,853	143,887,638
Generac Holdings Inc.(a)	14,315	4,687,447
GrafTech International Ltd.	455,975	5,576,574
Hubbell Inc.	144,466	26,999,251
nVent Electric PLC	416,702	11,630,153
Regal Beloit Corp.	108,469	15,476,357
Rockwell Automation Inc.	159,550	42,350,952
Sensata Technologies Holding PLC(a)	412,893	23,927,149
Shoals Technologies Group Inc., Class A(a)	219,903	7,648,226

		533,620,563

Electronic Equipment, Instruments & Components — 0.8%
Amphenol Corp., Class A	636,150	41,966,815
Arrow Electronics Inc.(a)	195,042	21,614,554
Avnet Inc.	262,801	10,908,870
Coherent Inc.(a)	11,498	2,907,729
Corning Inc.	2,007,405	87,342,192
Dolby Laboratories Inc., Class A	154,124	15,215,121
FLIR Systems Inc.	349,781	19,752,133
IPG Photonics Corp.(a)(b)	88,731	18,716,917
Jabil Inc.	318,966	16,637,267
Keysight Technologies Inc.(a)	332,447	47,672,900
Littelfuse Inc.	62,839	16,617,145
National Instruments Corp.	345,290	14,911,349
SYNNEX Corp.	111,103	12,759,069
Trimble Inc.(a)	667,215	51,902,655
Vontier Corp.(a)	409,082	12,382,912
Zebra Technologies Corp., Class A(a)	12,257	5,946,851

		397,254,479

Energy Equipment & Services — 0.4%
Baker Hughes Co.	1,756,968	37,968,078
Halliburton Co.	2,388,442	51,255,965
Helmerich & Payne Inc.	279,685	7,540,308
NOV Inc.	1,040,487	14,275,482
Schlumberger Ltd.	3,719,011	101,119,909

		212,159,742

Entertainment — 2.3%
Activision Blizzard Inc.	1,237,222	115,061,646
Electronic Arts Inc.	657,201	88,965,299
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	66,450	2,539,719
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)(b)	531,783	23,020,886
Lions Gate Entertainment Corp., Class A(a)(b)	159,962	2,391,432
Lions Gate Entertainment Corp., Class B, NVS(a)(b)	305,036	3,934,965
Madison Square Garden Entertainment Corp.(a)(b)	49,595	4,056,871
Madison Square Garden Sports Corp.(a)(b)	49,908	8,956,490
Playtika Holding Corp.(a)	106,466	2,896,940
Take-Two Interactive Software Inc.(a)	21,796	3,851,353

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment (continued)
Walt Disney Co. (The)(a)	4,846,213	$894,223,223
Zynga Inc., Class A(a)(b)	420,697	4,295,316

		1,154,194,140

Equity Real Estate Investment Trusts (REITs) — 4.1%
Alexandria Real Estate Equities Inc.	364,719	59,923,332
American Campus Communities Inc.	366,666	15,828,971
American Homes 4 Rent, Class A	730,036	24,339,400
Americold Realty Trust	574,725	22,109,671
Apartment Income REIT Corp.	391,527	16,741,695
Apartment Investment & Management Co., Class A	390,848	2,399,807
Apple Hospitality REIT Inc.	561,695	8,183,896
AvalonBay Communities Inc.	376,833	69,529,457
Boston Properties Inc.	416,361	42,160,715
Brandywine Realty Trust	451,716	5,831,654
Brixmor Property Group Inc.	794,330	16,069,296
Camden Property Trust	252,402	27,741,504
CoreSite Realty Corp.	34,970	4,191,155
Corporate Office Properties Trust	299,651	7,889,811
Cousins Properties Inc.	396,911	14,030,804
Crown Castle International Corp.	74,707	12,859,316
CubeSmart	518,040	19,597,453
CyrusOne Inc.	321,654	21,782,409
Digital Realty Trust Inc.	747,947	105,340,855
Douglas Emmett Inc.	445,887	14,000,852
Duke Realty Corp.	986,038	41,344,573
Empire State Realty Trust Inc., Class A	352,252	3,920,565
EPR Properties	197,952	9,222,584
Equity Commonwealth	312,581	8,689,752
Equity LifeStyle Properties Inc.	275,227	17,515,446
Equity Residential	984,489	70,518,947
Essex Property Trust Inc.	174,562	47,452,934
Extra Space Storage Inc.	104,030	13,789,176
Federal Realty Investment Trust	206,751	20,974,889
First Industrial Realty Trust Inc.	337,916	15,473,174
Gaming and Leisure Properties Inc.	575,492	24,418,126
Healthcare Trust of America Inc., Class A	582,415	16,063,006
Healthpeak Properties Inc.	1,443,502	45,816,753
Highwoods Properties Inc.	275,807	11,843,153
Host Hotels & Resorts Inc.	1,875,712	31,605,747
Hudson Pacific Properties Inc.	402,838	10,928,995
Invitation Homes Inc.	1,494,301	47,802,689
Iron Mountain Inc.	317,400	11,746,974
JBG SMITH Properties	326,205	10,370,057
Kilroy Realty Corp.	316,466	20,769,664
Kimco Realty Corp.	1,107,186	20,759,737
Lamar Advertising Co., Class A	229,974	21,599,158
Life Storage Inc.	200,015	17,191,289
Medical Properties Trust Inc.	1,540,675	32,785,564
Mid-America Apartment Communities Inc.	304,855	44,008,868
National Retail Properties Inc.	458,820	20,220,197
Omega Healthcare Investors Inc.	616,308	22,575,362
Outfront Media Inc.	387,916	8,468,206
Paramount Group Inc.	456,733	4,626,705
Park Hotels & Resorts Inc.	621,912	13,420,861
Prologis Inc.	1,972,386	209,072,916
Public Storage	140,608	34,696,430
Rayonier Inc.	350,249	11,295,530
Realty Income Corp.	1,004,947	63,814,134
Regency Centers Corp.	450,905	25,570,823
Rexford Industrial Realty Inc.	352,163	17,749,015

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
SBA Communications Corp.	255,455	$70,901,535
Simon Property Group Inc.	189,034	21,506,398
SL Green Realty Corp.	188,702	13,207,253
Spirit Realty Capital Inc.	306,527	13,027,398
STORE Capital Corp.	645,854	21,636,109
Sun Communities Inc.	283,148	42,483,526
UDR Inc.	783,944	34,383,784
Ventas Inc.	999,307	53,303,035
VEREIT Inc.	577,451	22,301,158
VICI Properties Inc.	1,421,373	40,139,574
Vornado Realty Trust	471,070	21,381,867
Weingarten Realty Investors	324,973	8,745,023
Welltower Inc.	1,119,746	80,207,406
Weyerhaeuser Co.	1,999,879	71,195,692
WP Carey Inc.	465,861	32,964,324

		2,106,058,134

Food & Staples Retailing — 1.6%
Albertsons Companies Inc., Class A(b)	260,816	4,973,761
Casey’s General Stores Inc.	98,948	21,391,568
Costco Wholesale Corp.	138,467	48,806,848
Grocery Outlet Holding Corp.(a)(b)	84,731	3,125,726
Kroger Co. (The)	2,036,514	73,294,139
Sprouts Farmers Market Inc.(a)(b)	49,348	1,313,644
Sysco Corp.	375,148	29,539,153
U.S. Foods Holding Corp.(a)	587,898	22,410,672
Walgreens Boots Alliance Inc.	1,940,262	106,520,384
Walmart Inc.	3,736,614	507,544,280

		818,920,175

Food Products — 1.7%
Archer-Daniels-Midland Co.	1,482,370	84,495,090
Beyond Meat Inc.(a)(b)	27,495	3,577,649
Bunge Ltd.	362,314	28,720,631
Campbell Soup Co.	262,341	13,187,882
Conagra Brands Inc.	1,304,936	49,065,594
Flowers Foods Inc.	522,112	12,426,266
General Mills Inc.	1,624,562	99,618,142
Hain Celestial Group Inc. (The)(a)	218,150	9,511,340
Hershey Co. (The)	90,039	14,240,568
Hormel Foods Corp.	747,092	35,696,056
Ingredion Inc.	180,172	16,201,066
JM Smucker Co. (The)	295,594	37,401,509
Kellogg Co.	445,251	28,184,388
Kraft Heinz Co. (The)	1,733,864	69,354,560
Lamb Weston Holdings Inc.	301,947	23,394,854
McCormick & Co. Inc./MD, NVS	293,365	26,156,423
Mondelez International Inc., Class A	3,745,168	219,204,683
Pilgrim’s Pride Corp.(a)	89,385	2,126,469
Post Holdings Inc.(a)(b)	161,598	17,084,141
Seaboard Corp.	609	2,247,204
TreeHouse Foods Inc.(a)(b)	145,334	7,592,248
Tyson Foods Inc., Class A	770,065	57,215,829

		856,702,592

Gas Utilities — 0.1%
Atmos Energy Corp.	341,208	33,728,411
National Fuel Gas Co.	232,518	11,623,575
UGI Corp.	558,209	22,892,151

		68,244,137

Health Care Equipment & Supplies — 4.0%
Abbott Laboratories	2,855,061	342,150,510

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Baxter International Inc.	792,479	$66,837,679
Becton Dickinson and Co.	772,506	187,834,834
Boston Scientific Corp.(a)	3,826,840	147,907,366
Cooper Companies Inc. (The)	114,584	44,010,569
Danaher Corp.	1,678,641	377,828,516
DENTSPLY SIRONA Inc.	585,110	37,335,869
Envista Holdings Corp.(a)(b)	427,459	17,440,327
Globus Medical Inc., Class A(a)(b)	197,121	12,156,452
Haemonetics Corp.(a)	8,706	966,453
Hill-Rom Holdings Inc.	157,499	17,400,490
Hologic Inc.(a)	207,826	15,458,098
ICU Medical Inc.(a)	38,257	7,859,518
Integra LifeSciences Holdings Corp.(a)(b)	191,031	13,198,332
Medtronic PLC	3,596,779	424,887,503
STERIS PLC	213,085	40,588,431
Stryker Corp.	625,930	152,464,029
Tandem Diabetes Care Inc.(a)	17,432	1,538,374
Teleflex Inc.	45,424	18,871,855
Varian Medical Systems Inc.(a)	215,810	38,096,939
Zimmer Biomet Holdings Inc.	554,498	88,764,040

		2,053,596,184

Health Care Providers & Services — 2.5%
Acadia Healthcare Co. Inc.(a)	235,615	13,463,041
AmerisourceBergen Corp.	202,842	23,949,555
Anthem Inc.	496,711	178,294,413
Centene Corp.(a)	1,085,050	69,345,545
Cigna Corp.	673,009	162,693,196
CVS Health Corp.	3,505,011	263,681,978
DaVita Inc.(a)	165,110	17,793,905
Encompass Health Corp.	142,095	11,637,581
HCA Healthcare Inc.	341,375	64,294,568
Henry Schein Inc.(a)	382,674	26,496,348
Humana Inc.	214,574	89,960,149
Laboratory Corp. of America Holdings(a)	245,077	62,501,987
McKesson Corp.	107,556	20,977,722
Molina Healthcare Inc.(a)	48,690	11,381,774
Oak Street Health Inc.(a)(b)	113,327	6,150,256
Premier Inc., Class A	325,429	11,015,772
Quest Diagnostics Inc.	357,831	45,924,031
Signify Health Inc., Class A(a)	18,336	536,511
UnitedHealth Group Inc.	425,021	158,137,563
Universal Health Services Inc., Class B	197,074	26,287,701

		1,264,523,596

Health Care Technology — 0.0%
American Well Corp., Class A(a)(b)	46,098	800,722
Certara Inc.(a)(b)	54,540	1,488,942
Change Healthcare Inc.(a)(b)	172,532	3,812,957
Teladoc Health Inc.(a)(b)	19,144	3,479,422

		9,582,043

Hotels, Restaurants & Leisure — 2.6%
Aramark	612,411	23,136,888
Carnival Corp.	1,629,550	43,248,257
Choice Hotels International Inc.	93,372	10,017,882
Darden Restaurants Inc.	348,122	49,433,324
Expedia Group Inc.	329,444	56,703,901
Extended Stay America Inc.	474,128	9,364,028
Hilton Worldwide Holdings Inc.	730,606	88,344,878
Hyatt Hotels Corp., Class A	99,543	8,232,206
Las Vegas Sands Corp.	510,782	31,035,114

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Marriott International Inc./MD, Class A	719,756	$106,603,061
McDonald’s Corp.	1,710,694	383,434,953
MGM Resorts International	1,259,791	47,859,460
Norwegian Cruise Line Holdings Ltd.(a)(b)	974,487	26,886,096
Planet Fitness Inc., Class A(a)	92,920	7,182,716
Royal Caribbean Cruises Ltd.	530,739	45,436,566
Six Flags Entertainment Corp.	204,390	9,498,003
Starbucks Corp.	1,325,632	144,851,809
Travel + Leisure Co.	226,404	13,846,869
Vail Resorts Inc.	98,858	28,832,924
Wyndham Hotels & Resorts Inc.	245,228	17,112,010
Wynn Resorts Ltd.	213,379	26,751,325
Yum China Holdings Inc.	996,056	58,976,476
Yum! Brands Inc.	745,963	80,698,277

		1,317,487,023

Household Durables — 0.8%
DR Horton Inc.	885,155	78,885,014
Garmin Ltd.	399,990	52,738,681
Leggett & Platt Inc.	352,967	16,112,943
Lennar Corp., Class A	724,929	73,384,563
Lennar Corp., Class B	41,897	3,449,799
Mohawk Industries Inc.(a)	155,431	29,890,936
Newell Brands Inc.	1,030,362	27,593,094
NVR Inc.(a)	8,062	37,979,518
PulteGroup Inc.	715,774	37,535,189
Tempur Sealy International Inc.	131,115	4,793,564
Toll Brothers Inc.	301,420	17,099,557
Whirlpool Corp.	166,058	36,590,880

		416,053,738

Household Products — 1.6%
Clorox Co. (The)	98,799	19,056,351
Colgate-Palmolive Co.	2,263,559	178,436,356
Energizer Holdings Inc.	44,745	2,123,598
Kimberly-Clark Corp.	910,191	126,562,059
Procter & Gamble Co. (The)	3,613,613	489,391,609
Reynolds Consumer Products Inc.	84,143	2,505,778
Spectrum Brands Holdings Inc.	107,803	9,163,255

		827,239,006

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	1,769,484	47,439,866
Vistra Corp.	1,308,937	23,142,006

		70,581,872

Industrial Conglomerates — 1.8%
3M Co.	511,888	98,630,580
Carlisle Companies Inc.	140,541	23,130,238
General Electric Co.	23,298,838	305,913,743
Honeywell International Inc.	1,882,709	408,679,643
Roper Technologies Inc.	240,322	96,931,475

		933,285,679

Insurance — 3.5%
Aflac Inc.	1,842,477	94,297,973
Alleghany Corp.(a)	33,302	20,856,710
Allstate Corp. (The)	813,130	93,428,637
American Financial Group Inc./OH	188,378	21,493,930
American International Group Inc.	2,309,135	106,705,128
American National Group Inc.	16,148	1,741,885
Arch Capital Group Ltd.(a)	1,057,312	40,569,061
Arthur J Gallagher & Co.	511,275	63,791,782
Assurant Inc.	157,643	22,349,048

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Assured Guaranty Ltd.	186,753	$7,895,917
Athene Holding Ltd., Class A(a)	299,488	15,094,195
Axis Capital Holdings Ltd.	202,560	10,040,899
Brighthouse Financial Inc.(a)	235,202	10,407,688
Brown & Brown Inc.	598,879	27,374,759
Chubb Ltd.	1,204,843	190,329,049
Cincinnati Financial Corp.	400,577	41,295,483
CNA Financial Corp.	75,100	3,351,713
Erie Indemnity Co., Class A, NVS(b)	28,702	6,340,559
Everest Re Group Ltd.	105,422	26,124,626
Fidelity National Financial Inc.	716,909	29,149,520
First American Financial Corp.	290,734	16,470,081
Globe Life Inc.	276,037	26,673,455
GoHealth Inc., Class A(a)	101,473	1,186,219
Hanover Insurance Group Inc. (The)	97,343	12,602,025
Hartford Financial Services Group Inc. (The)	956,967	63,915,826
Kemper Corp.	163,851	13,062,202
Lemonade Inc.(a)(b)	89,350	8,321,165
Lincoln National Corp.	452,595	28,183,091
Loews Corp.	610,521	31,307,517
Markel Corp.(a)	35,931	40,947,686
Marsh & McLennan Companies Inc.	302,470	36,840,846
Mercury General Corp.	73,295	4,457,069
MetLife Inc.	2,026,806	123,209,537
Old Republic International Corp.	758,376	16,562,932
Primerica Inc.	37,342	5,519,894
Principal Financial Group Inc.	726,983	43,589,901
Progressive Corp. (The)	1,114,259	106,534,303
Prudential Financial Inc.	1,059,817	96,549,329
Reinsurance Group of America Inc.	181,938	22,933,285
RenaissanceRe Holdings Ltd.	89,601	14,358,560
Travelers Companies Inc. (The)	677,248	101,858,099
Unum Group	545,179	15,172,332
White Mountains Insurance Group Ltd.(b)	7,948	8,861,225
Willis Towers Watson PLC	344,238	78,789,193
WR Berkley Corp.	372,615	28,076,540

		1,778,620,874

Interactive Media & Services — 1.9%
Alphabet Inc., Class A(a)	180,324	371,921,856
Alphabet Inc., Class C, NVS(a)	174,652	361,290,367
Pinterest Inc., Class A(a)	183,051	13,551,266
TripAdvisor Inc.(a)	269,501	14,496,459
Twitter Inc.(a)	2,089,662	132,965,193
Zillow Group Inc., Class A(a)	136,946	17,991,965
Zillow Group Inc., Class C, NVS(a)(b)	344,900	44,712,836

		956,929,942

Internet & Direct Marketing Retail — 0.1%
eBay Inc.	145,843	8,931,425
Grubhub Inc.(a)	222,825	13,369,500
Qurate Retail Inc., Series A	1,020,441	12,000,386
Wayfair Inc., Class A(a)(b)	15,533	4,889,012

		39,190,323

IT Services — 2.4%
Akamai Technologies Inc.(a)(b)	75,331	7,676,229
Alliance Data Systems Corp.	125,724	14,092,403
Amdocs Ltd.	347,025	24,343,804
Automatic Data Processing Inc.	161,773	30,489,357
BigCommerce Holdings Inc., Series 1(a)(b)	20,511	1,185,536
Cognizant Technology Solutions Corp., Class A	1,330,307	103,923,583

Security	Shares	Value

IT Services (continued)
Concentrix Corp.(a)	110,705	$16,574,753
DXC Technology Co.	679,962	21,255,612
Euronet Worldwide Inc.(a)(b)	134,759	18,637,170
Fidelity National Information Services Inc.	1,655,381	232,763,122
Fiserv Inc.(a)	1,084,865	129,142,330
Genpact Ltd.	307,634	13,172,888
Global Payments Inc.	797,810	160,822,540
International Business Machines Corp.	2,382,190	317,450,639
Jack Henry & Associates Inc.	44,671	6,777,484
Paychex Inc.	181,172	17,758,479
Sabre Corp.	845,776	12,525,943
Twilio Inc., Class A(a)	64,690	22,043,764
VeriSign Inc.(a)	109,797	21,823,252
Western Union Co. (The)	884,493	21,811,597
WEX Inc.(a)(b)	106,578	22,298,249

		1,216,568,734

Leisure Products — 0.3%
Brunswick Corp./DE	210,912	20,114,677
Hasbro Inc.	341,491	32,824,115
Mattel Inc.(a)	355,614	7,083,831
Peloton Interactive Inc., Class A(a)	514,437	57,843,296
Polaris Inc.	139,917	18,678,920

		136,544,839

Life Sciences Tools & Services — 1.1%
Agilent Technologies Inc.	749,474	95,288,124
Berkeley Lights Inc.(a)	30,101	1,511,973
Bio-Rad Laboratories Inc., Class A(a)	56,340	32,179,718
Bio-Techne Corp.	6,177	2,359,182
Bruker Corp.	159,457	10,249,896
Charles River Laboratories International Inc.(a)	14,726	4,268,037
IQVIA Holdings Inc.(a)	316,010	61,034,171
Maravai LifeSciences Holdings Inc., Class A(a)(b)	50,442	1,797,753
Mettler-Toledo International Inc.(a)	3,637	4,203,244
PerkinElmer Inc.(b)	240,813	30,893,900
PPD Inc.(a)	66,117	2,501,867
PRA Health Sciences Inc.(a)	25,415	3,896,882
QIAGEN NV(a)(b)	603,195	29,369,564
Sotera Health Co.(a)	102,228	2,551,611
Syneos Health Inc.(a)	195,938	14,861,897
Thermo Fisher Scientific Inc.	438,170	199,972,025
Waters Corp.(a)	152,192	43,248,401

		540,188,245

Machinery — 3.4%
AGCO Corp.	165,846	23,823,778
Allison Transmission Holdings Inc.	106,484	4,347,742
Caterpillar Inc.	1,451,673	336,599,418
Colfax Corp.(a)(b)	297,542	13,035,315
Crane Co.	130,203	12,227,364
Cummins Inc.	394,673	102,263,721
Deere & Co.	755,830	282,786,236
Donaldson Co. Inc.	304,709	17,721,875
Dover Corp.	384,657	52,748,014
Flowserve Corp.	348,951	13,542,788
Fortive Corp.	795,971	56,227,391
Gates Industrial Corp. PLC(a)	171,499	2,742,269
Graco Inc.	221,501	15,863,902
IDEX Corp.	201,609	42,200,796
Illinois Tool Works Inc.	469,688	104,045,286
Ingersoll Rand Inc.(a)	926,998	45,617,572

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
ITT Inc.	231,263	$21,024,119
Lincoln Electric Holdings Inc.	87,795	10,793,517
Middleby Corp. (The)(a)	147,808	24,499,176
Nordson Corp.	28,050	5,572,974
Oshkosh Corp.	181,613	21,550,199
Otis Worldwide Corp.	1,091,658	74,723,990
PACCAR Inc.	907,188	84,295,909
Parker-Hannifin Corp.	342,907	108,163,155
Pentair PLC	442,902	27,601,653
Snap-on Inc.	143,957	33,216,638
Stanley Black & Decker Inc.	412,864	82,436,555
Timken Co. (The)	169,645	13,770,085
Toro Co. (The)	28,220	2,910,611
Trinity Industries Inc.	224,536	6,397,031
Westinghouse Air Brake Technologies Corp.	484,373	38,342,967
Woodward Inc.	153,285	18,490,769
Xylem Inc./NY	478,771	50,357,134

		1,749,939,949

Marine — 0.0%
Kirby Corp.(a)	159,946	9,641,545

Media — 2.2%
Charter Communications Inc., Class A(a)(b)	36,571	22,565,038
Comcast Corp., Class A	12,150,826	657,481,195
Discovery Inc., Class A(a)(b)	417,588	18,148,375
Discovery Inc., Class C, NVS(a)(b)	830,436	30,634,784
DISH Network Corp., Class A(a)	659,330	23,867,746
Fox Corp., Class A, NVS	893,421	32,261,432
Fox Corp., Class B	416,140	14,535,770
Interpublic Group of Companies Inc. (The)	1,042,214	30,432,649
John Wiley & Sons Inc., Class A	115,552	6,262,918
Liberty Broadband Corp., Class A(a)(b)	66,444	9,644,347
Liberty Broadband Corp., Class C, NVS(a)	427,819	64,237,023
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	196,527	8,662,910
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	411,192	18,137,679
New York Times Co. (The), Class A	437,054	22,123,674
News Corp., Class A, NVS	1,038,284	26,403,562
News Corp., Class B	324,956	7,623,468
Nexstar Media Group Inc., Class A	35,678	5,010,262
Omnicom Group Inc.	569,163	42,203,436
Sirius XM Holdings Inc.(b)	1,186,659	7,226,753
ViacomCBS Inc., Class A	28,676	1,352,647
ViacomCBS Inc., Class B, NVS	1,505,361	67,891,781

		1,116,707,449

Metals & Mining — 0.8%
Freeport-McMoRan Inc.(a)	3,885,262	127,941,678
Newmont Corp.	2,151,689	129,682,296
Nucor Corp.	806,314	64,722,825
Reliance Steel & Aluminum Co.	169,704	25,844,222
Royal Gold Inc.	49,619	5,339,997
Southern Copper Corp.	221,336	15,022,074
Steel Dynamics Inc.	532,940	27,052,034

		395,605,126

Mortgage Real Estate Investment — 0.2%
AGNC Investment Corp.	1,426,501	23,908,157
Annaly Capital Management Inc.	3,757,099	32,311,051
New Residential Investment Corp.	1,110,965	12,498,356

Security	Shares	Value

Mortgage Real Estate Investment (continued)
Starwood Property Trust Inc.	732,878	$18,131,402

		86,848,966

Multi-Utilities — 1.4%
Ameren Corp.	659,217	53,633,895
CenterPoint Energy Inc.	1,351,405	30,609,323
CMS Energy Corp.	764,717	46,815,975
Consolidated Edison Inc.	922,095	68,972,706
Dominion Energy Inc.	2,185,097	165,979,968
DTE Energy Co.	514,417	68,489,479
MDU Resources Group Inc.	534,266	16,888,148
NiSource Inc.	1,026,913	24,758,873
Public Service Enterprise Group Inc.	1,350,325	81,303,068
Sempra Energy	779,101	103,293,211
WEC Energy Group Inc.	843,831	78,974,143

		739,718,789

Multiline Retail — 0.7%
Dollar Tree Inc.(a)(b)	329,039	37,661,804
Kohl’s Corp.	418,596	24,952,507
Nordstrom Inc.	292,307	11,069,666
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	16,034	1,394,958
Target Corp.	1,339,809	265,375,969

		340,454,904

Oil, Gas & Consumable Fuels — 4.7%
Antero Midstream Corp.	772,474	6,975,440
APA Corp.	1,023,831	18,326,575
Cabot Oil & Gas Corp.	1,051,230	19,742,099
Chevron Corp.	5,164,640	541,202,626
Cimarex Energy Co.	269,283	15,992,717
ConocoPhillips	3,648,203	193,245,313
Continental Resources Inc./OK	200,647	5,190,738
Devon Energy Corp.	1,577,375	34,465,644
Diamondback Energy Inc.	453,752	33,346,234
EOG Resources Inc.	1,560,706	113,198,006
EQT Corp.	736,745	13,688,722
Equitrans Midstream Corp.	993,070	8,103,451
Exxon Mobil Corp.	11,348,664	633,595,911
Hess Corp.	734,895	52,001,170
HollyFrontier Corp.	400,020	14,312,716
Kinder Morgan Inc.	5,211,725	86,775,221
Marathon Oil Corp.	2,107,409	22,507,128
Marathon Petroleum Corp.	1,732,557	92,674,474
Murphy Oil Corp.	389,911	6,398,440
Occidental Petroleum Corp.	2,247,189	59,820,171
ONEOK Inc.	1,186,213	60,093,551
Phillips 66	1,168,670	95,293,352
Pioneer Natural Resources Co.	541,206	85,954,337
Targa Resources Corp.	616,582	19,576,479
Valero Energy Corp.	1,091,628	78,160,565
Williams Companies Inc. (The)	3,254,071	77,088,942

		2,387,730,022

Personal Products — 0.1%
Coty Inc., Class A	772,116	6,956,765
Estee Lauder Companies Inc. (The), Class A	64,680	18,812,178
Herbalife Nutrition Ltd.(a)	208,909	9,267,203
Nu Skin Enterprises Inc., Class A	126,986	6,716,290

		41,752,436

Pharmaceuticals — 4.1%
Bristol-Myers Squibb Co.	3,867,045	244,126,551
Catalent Inc.(a)	432,521	45,548,787

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Elanco Animal Health Inc.(a)	1,216,242	$35,818,327
Horizon Therapeutics PLC(a)(b)	37,230	3,426,649
Jazz Pharmaceuticals PLC(a)	147,766	24,288,298
Johnson & Johnson	6,123,357	1,006,373,723
Merck & Co. Inc.	853,335	65,783,595
Nektar Therapeutics(a)(b)	447,064	8,941,280
Perrigo Co. PLC	366,024	14,812,991
Pfizer Inc.	14,911,449	540,241,797
Reata Pharmaceuticals Inc., Class A(a)(b)	10,959	1,092,612
Royalty Pharma PLC, Class A	493,495	21,526,252
Viatris Inc.(a)	3,218,337	44,960,168
Zoetis Inc.	121,305	19,103,111

		2,076,044,141

Professional Services — 0.5%
CACI International Inc., Class A(a)(b)	55,741	13,749,075
CoreLogic Inc.	185,988	14,739,549
Dun & Bradstreet Holdings Inc.(a)(b)	190,017	4,524,305
Equifax Inc.	83,535	15,130,695
FTI Consulting Inc.(a)	93,868	13,151,845
IHS Markit Ltd.	483,595	46,802,324
Jacobs Engineering Group Inc.	347,545	44,927,142
Leidos Holdings Inc.	325,174	31,307,753
ManpowerGroup Inc.	155,215	15,350,764
Nielsen Holdings PLC	955,553	24,032,158
Robert Half International Inc.	292,235	22,814,786
Science Applications International Corp.	135,402	11,318,253
TransUnion	45,547	4,099,230

		261,947,879

Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A(a)(b)	892,642	70,616,909
Howard Hughes Corp. (The)(a)	104,045	9,897,801
Jones Lang LaSalle Inc.(a)	137,751	24,662,939

		105,177,649

Road & Rail — 1.6%
AMERCO(b)	23,183	14,201,906
CSX Corp.	2,044,034	197,085,758
JB Hunt Transport Services Inc.	163,833	27,535,412
Kansas City Southern	243,560	64,280,355
Knight-Swift Transportation Holdings Inc.	335,324	16,125,731
Landstar System Inc.	19,331	3,190,775
Lyft Inc., Class A(a)(b)	676,707	42,754,348
Norfolk Southern Corp.	674,631	181,151,916
Old Dominion Freight Line Inc.	36,017	8,658,847
Ryder System Inc.	140,595	10,636,012
Schneider National Inc., Class B	157,747	3,938,943
Uber Technologies Inc.(a)	849,242	46,292,182
Union Pacific Corp.	880,463	194,062,850

		809,915,035

Semiconductors & Semiconductor Equipment — 3.5%
Advanced Micro Devices Inc.(a)	224,567	17,628,509
Allegro MicroSystems Inc.(a)(b)	73,011	1,850,829
Analog Devices Inc.	866,476	134,373,098
Broadcom Inc.	54,803	25,409,959
Cirrus Logic Inc.(a)(b)	149,787	12,700,440
Cree Inc.(a)	295,067	31,905,595
Entegris Inc.	22,688	2,536,518
First Solar Inc.(a)	245,666	21,446,642
Intel Corp.	11,001,006	704,064,384
Marvell Technology Group Ltd.	1,783,807	87,370,867

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Maxim Integrated Products Inc.	474,647	$43,368,496
Microchip Technology Inc.	167,226	25,956,820
Micron Technology Inc.(a)	2,981,236	262,974,828
MKS Instruments Inc.	35,798	6,637,665
ON Semiconductor Corp.(a)	1,085,901	45,184,341
Qorvo Inc.(a)	304,652	55,659,920
Skyworks Solutions Inc.	443,027	81,286,594
Texas Instruments Inc.	1,235,469	233,491,286

		1,793,846,791

Software — 0.7%
2U Inc.(a)(b)	121,985	4,663,487
Aspen Technology Inc.(a)	12,450	1,796,909
Autodesk Inc.(a)	196,104	54,350,224
C3.ai Inc., Class A(a)(b)	7,095	467,631
CDK Global Inc.	284,866	15,399,856
Ceridian HCM Holding Inc.(a)	91,519	7,712,306
Citrix Systems Inc.	240,190	33,713,068
Crowdstrike Holdings Inc., Class A(a)	114,251	20,851,950
Datto Holding Corp.(a)(b)	32,556	745,858
Duck Creek Technologies Inc.(a)(b)	34,917	1,576,153
FireEye Inc.(a)(b)	460,814	9,018,130
Guidewire Software Inc.(a)(b)	179,163	18,208,336
Jamf Holding Corp.(a)(b)	56,794	2,005,964
JFrog Ltd.(a)	18	799
Manhattan Associates Inc.(a)	18,521	2,173,995
McAfee Corp., Class A	50,410	1,146,323
nCino Inc.(a)(b)	21,011	1,401,854
Nuance Communications Inc.(a)(b)	765,607	33,411,089
Oracle Corp.	595,098	41,758,027
Pegasystems Inc.	10,980	1,255,453
RealPage Inc.(a)(b)	29,378	2,561,762
salesforce.com Inc.(a)	171,610	36,359,011
SolarWinds Corp.(a)(b)	124,429	2,170,042
SS&C Technologies Holdings Inc.	476,999	33,327,920
Synopsys Inc.(a)	28,516	7,065,694
Teradata Corp.(a)(b)	68,765	2,650,203
Unity Software Inc.(a)(b)	13,148	1,318,876

		337,110,920

Specialty Retail — 1.6%
Advance Auto Parts Inc.	175,046	32,119,191
AutoNation Inc.(a)(b)	151,744	14,145,576
AutoZone Inc.(a)	25,052	35,180,524
Best Buy Co. Inc.	500,587	57,472,394
Burlington Stores Inc.(a)(b)	18,660	5,575,608
CarMax Inc.(a)	402,734	53,426,692
Dick’s Sporting Goods Inc.	171,489	13,058,887
Foot Locker Inc.	277,275	15,596,719
Gap Inc. (The)(a)	488,935	14,560,484
Home Depot Inc. (The)	1,440,218	439,626,545
L Brands Inc.	616,798	38,155,124
Leslie’s Inc.(a)(b)	126,764	3,104,450
Penske Automotive Group Inc.	85,591	6,867,822
Petco Health & Wellness Co. Inc.(a)(b)	73,940	1,638,510
Ross Stores Inc.	179,288	21,498,424
TJX Companies Inc. (The)	610,083	40,356,990
Ulta Beauty Inc.(a)(b)	8,719	2,695,653
Vroom Inc.(a)(b)	56,918	2,219,233
Williams-Sonoma Inc.	173,045	31,009,664

		828,308,490

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 0.6%
Dell Technologies Inc., Class C(a)	660,546	$58,227,130
Hewlett Packard Enterprise Co.	3,451,482	54,326,327
HP Inc.	3,453,012	109,633,131
NCR Corp.(a)	353,560	13,417,602
NetApp Inc.	271,376	19,720,894
Pure Storage Inc., Class A(a)(b)	297,977	6,418,425
Western Digital Corp.	815,367	54,425,747
Xerox Holdings Corp.	451,097	10,948,124

		327,117,380

Textiles, Apparel & Luxury Goods — 0.4%
Capri Holdings Ltd.(a)(b)	389,368	19,857,768
Carter’s Inc.	114,816	10,210,587
Columbia Sportswear Co.	76,865	8,119,250
Hanesbrands Inc.	929,666	18,286,530
PVH Corp.	188,334	19,906,904
Ralph Lauren Corp.	123,944	15,264,943
Skechers U.S.A. Inc., Class A(a)(b)	358,435	14,950,324
Tapestry Inc.	741,837	30,571,103
Under Armour Inc., Class A(a)	504,847	11,187,409
Under Armour Inc., Class C, NVS(a)(b)	515,117	9,509,060
VF Corp.	811,379	64,845,410

		222,709,288

Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp.	905,155	12,536,397
New York Community Bancorp. Inc.	1,205,920	15,218,710
Rocket Companies Inc., Class A	173,361	4,002,905
TFS Financial Corp.	119,994	2,444,278

		34,202,290

Tobacco — 1.0%
Altria Group Inc.	2,812,244	143,874,403
Philip Morris International Inc.	4,172,291	370,249,103

		514,123,506

Trading Companies & Distributors — 0.3%
Air Lease Corp.	285,245	13,977,005
Fastenal Co.	290,252	14,593,871
MSC Industrial Direct Co. Inc., Class A	125,700	11,336,883
United Rentals Inc.(a)	192,741	63,471,539
Univar Solutions Inc.(a)	446,879	9,625,774
Watsco Inc.	87,406	22,791,114

Security	Shares	Value

Trading Companies & Distributors (continued)
WW Grainger Inc.	30,754	$12,330,201

		148,126,387

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.(b)	196,714	6,257,472

Water Utilities — 0.2%
American Water Works Co. Inc.	483,914	72,548,387
Essential Utilities Inc.	600,074	26,853,311

		99,401,698

Wireless Telecommunication Services — 0.4%
Telephone and Data Systems Inc.	269,686	6,191,990
T-Mobile U.S. Inc.(a)(b)	1,474,011	184,678,838
U.S. Cellular Corp.(a)(b)	38,747	1,413,491

		192,284,319

Total Common Stocks — 99.8% (Cost: $40,589,480,833)		50,985,469,021

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	337,754,814	337,957,467
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	70,950,000	70,950,000

		408,907,467

Total Short-Term Investments — 0.8% (Cost: $408,611,743)		408,907,467

Total Investments in Securities — 100.6% (Cost: $40,998,092,576)		51,394,376,488

Other Assets, Less Liabilities — (0.6)%		(285,811,810)

Net Assets — 100.0%		$51,108,564,678

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan.

(c)	Affiliate of the Fund.

(d)	Annualized 7-day yield as of period-end.

(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 Value ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$591,444,619	$—	$(254,177,436	)(a)	$360,150	$330,134	$337,957,467	337,754,814	$3,418,207	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	88,826,000	—	(17,876,000	)(a)	—	—	70,950,000	70,950,000	72,742		—
BlackRock Inc.	154,704,891	102,565,993	(74,024,895)		14,563,814	99,700,551	297,510,354	394,597	5,717,342		—

					$14,923,964	$100,030,685	$706,417,821		$9,208,291		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	322	06/18/21	$63,875	$630,747
S&P MidCap 400 E-Mini Index	180	06/18/21	46,896	(145,951)

				$484,796

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$630,747

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$145,951

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$50,511,126

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$3,901,715

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 Value ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$107,323,445

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$50,985,469,021	$—	$—	$50,985,469,021
Money Market Funds	408,907,467	—	—	408,907,467

	$51,394,376,488	$—	$—	$51,394,376,488

Derivative financial instruments(a)
Assets
Futures Contracts	$630,747	$—	$—	$630,747
Liabilities
Futures Contracts	(145,951)	—	—	(145,951)

	$484,796	$—	$—	$484,796

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
AAR Corp.(a)	823,172	$34,285,114
Aerojet Rocketdyne Holdings Inc.	1,762,883	82,784,986
Aerovironment Inc.(a)(b)	530,697	61,592,694
Astronics Corp.(a)(b)	611,366	11,029,043
Cubic Corp.	777,020	57,942,381
Ducommun Inc.(a)(b)	274,332	16,459,920
Kaman Corp.	677,843	34,766,567
Kratos Defense & Security Solutions Inc.(a)(b)	2,975,230	81,164,274
Maxar Technologies Inc.(a)	1,742,636	65,906,494
Moog Inc., Class A	718,781	59,766,640
National Presto Industries Inc.	123,104	12,565,225
PAE Inc.(a)(b)	1,451,059	13,088,552
Park Aerospace Corp.	517,713	6,844,166
Parsons Corp.(a)(b)	548,424	22,178,267
Triumph Group Inc.	1,247,521	22,929,436
Vectrus Inc.(b)	281,217	15,028,236

		598,331,995

Air Freight & Logistics — 0.3%
Air Transport Services Group Inc.(a)(b)	1,438,110	42,079,098
Atlas Air Worldwide Holdings Inc.(a)(b)	631,115	38,144,590
Echo Global Logistics Inc.(a)(b)	637,714	20,030,597
Forward Air Corp.	676,164	60,050,125
Hub Group Inc., Class A(b)	808,524	54,397,495
Radiant Logistics Inc.(a)(b)	977,087	6,790,755

		221,492,660

Airlines — 0.4%
Allegiant Travel Co.	320,488	78,218,301
Hawaiian Holdings Inc.	1,185,685	31,622,219
Mesa Air Group Inc.(a)(b)	786,799	10,582,447
SkyWest Inc.	1,209,775	65,908,542
Spirit Airlines Inc.(a)(b)	2,405,511	88,763,356

		275,094,865

Auto Components — 1.4%
Adient PLC(b)	2,301,857	101,742,079
American Axle & Manufacturing Holdings Inc.(a)(b)	2,735,790	26,427,731
Cooper Tire & Rubber Co.	1,230,520	68,884,510
Cooper-Standard Holdings Inc.(a)(b)	415,202	15,080,137
Dana Inc.	3,530,326	85,892,832
Dorman Products Inc.(a)(b)	649,264	66,640,457
Fox Factory Holding Corp.(a)(b)	1,011,571	128,530,211
Gentherm Inc.(a)(b)	802,835	59,498,102
Goodyear Tire & Rubber Co. (The)(b)	5,653,984	99,340,499
LCI Industries	600,891	79,485,861
Modine Manufacturing Co.(a)(b)	1,226,253	18,111,757
Motorcar Parts of America Inc.(a)(b)	462,487	10,405,957
Patrick Industries Inc.	541,450	46,023,250
Standard Motor Products Inc.	502,858	20,908,836
Stoneridge Inc.(a)(b)	640,537	20,375,482
Tenneco Inc., Class A(a)(b)	1,246,781	13,365,492
Visteon Corp.(a)(b)	677,698	82,645,271
XPEL Inc.(a)(b)	414,199	21,509,354

		964,867,818

Automobiles — 0.1%
Winnebago Industries Inc.	760,748	58,356,979
Workhorse Group Inc.(a)(b)	2,280,329	31,400,130

		89,757,109

Security	Shares	Value

Banks — 8.6%
1st Constitution Bancorp	219,585	$3,866,892
1st Source Corp.	432,495	20,578,112
ACNB Corp.	209,942	6,151,301
Allegiance Bancshares Inc.	459,477	18,627,198
Altabancorp	404,844	17,019,642
Amalgamated Financial Corp.	377,581	6,264,069
Amerant Bancorp Inc.(a)(b)	571,229	10,607,723
American National Bankshares Inc.	283,647	9,380,206
Ameris Bancorp	1,525,767	80,118,025
Ames National Corp.	236,524	6,050,284
Arrow Financial Corp.	337,978	11,258,047
Atlantic Capital Bancshares Inc.(a)(b)	551,846	13,299,489
Atlantic Union Bankshares Corp.	1,944,485	74,590,445
Auburn National Bancorp. Inc.	56,963	2,185,670
Banc of California Inc.	1,168,123	21,119,664
BancFirst Corp.	479,191	33,874,012
Bancorp. Inc. (The)(a)(b)	1,299,618	26,928,085
BancorpSouth Bank	2,467,564	80,146,479
Bank First Corp.	155,257	11,642,722
Bank of Commerce Holdings	441,366	5,627,416
Bank of Marin Bancorp., Class A	331,398	12,977,546
Bank of NT Butterfield & Son Ltd. (The)	1,263,647	48,296,588
Bank of Princeton (The)	136,099	3,895,153
Bank7 Corp.(a)	108,223	1,905,807
BankFinancial Corp.	343,999	3,550,070
BankUnited Inc.	2,060,345	90,552,163
Bankwell Financial Group Inc.	197,030	5,309,958
Banner Corp.	688,510	36,718,238
Bar Harbor Bankshares	396,034	11,651,320
Baycom Corp.(a)(b)	262,415	4,728,718
BCB Bancorp. Inc.	357,234	4,929,829
Berkshire Hills Bancorp. Inc.	972,204	21,699,593
Boston Private Financial Holdings Inc.	1,795,971	23,922,334
Brookline Bancorp. Inc.	1,705,863	25,587,945
Bryn Mawr Bank Corp.	517,338	23,544,052
Business First Bancshares Inc.	448,817	10,740,191
Byline Bancorp Inc.	622,020	13,155,723
C&F Financial Corp.	77,775	3,444,655
Cadence BanCorp	2,684,781	55,655,510
California Bancorp Inc.(a)(b)	164,459	2,929,015
Cambridge Bancorp	153,185	12,916,559
Camden National Corp.	378,248	18,102,949
Capital Bancorp Inc./MD(a)(b)	194,633	3,754,471
Capital City Bank Group Inc.	351,594	9,148,476
Capstar Financial Holdings Inc.	396,388	6,837,693
Carter Bankshares Inc.(a)(b)	613,878	8,569,737
Cathay General Bancorp	1,892,849	77,190,382
CB Financial Services Inc.	99,620	2,204,591
CBTX Inc.	438,857	13,481,687
Central Pacific Financial Corp.	550,458	14,686,219
Central Valley Community Bancorp	300,123	5,525,264
Century Bancorp. Inc./MA, Class A, NVS	74,315	6,934,333
Chemung Financial Corp.	92,013	3,847,984
ChoiceOne Financial Services Inc.	180,521	4,341,530
CIT Group Inc.	2,431,685	125,256,094
Citizens & Northern Corp.	338,124	8,040,589
Citizens Holding Co.	102,053	2,030,855
City Holding Co.	355,610	29,081,786
Civista Bancshares Inc.	404,869	9,287,695
CNB Financial Corp./PA	383,716	9,443,251

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Coastal Financial Corp./WA(a)(b)	220,989	$5,794,332
Codorus Valley Bancorp. Inc.	268,694	4,946,657
Colony Bankcorp Inc.	181,813	2,836,283
Columbia Banking System Inc.	1,586,606	68,366,853
Community Bank System Inc.	1,195,790	91,741,009
Community Bankers Trust Corp.	552,789	4,875,599
Community Financial Corp. (The)	114,212	3,911,761
Community Trust Bancorp. Inc.	415,576	18,297,811
ConnectOne Bancorp. Inc.	944,993	23,955,573
County Bancorp. Inc.	102,120	2,447,816
CrossFirst Bankshares Inc.(a)(b)	1,225,025	16,893,095
Customers Bancorp. Inc.(b)	673,349	21,425,965
CVB Financial Corp.	2,983,333	65,901,826
Dime Community Bancshares Inc.	884,473	26,658,016
Eagle Bancorp. Inc.	735,644	39,143,617
Eagle Bancorp. Montana Inc.	113,375	2,757,280
Eastern Bankshares Inc.	4,136,625	79,795,496
Enterprise Bancorp. Inc./MA	231,251	7,520,283
Enterprise Financial Services Corp.	620,293	30,667,286
Equity Bancshares Inc., Class A(a)(b)	369,877	10,134,630
Esquire Financial Holdings Inc.(a)(b)	159,176	3,630,805
Evans Bancorp. Inc.	131,528	4,457,484
Farmers & Merchants Bancorp. Inc./Archbold OH	246,468	6,196,206
Farmers National Banc Corp.	667,153	11,141,455
FB Financial Corp.	798,564	35,504,155
Fidelity D&D Bancorp. Inc.	100,883	6,204,304
Financial Institutions Inc.	422,561	12,799,373
First Bancorp. Inc. (The)	274,218	8,004,423
First BanCorp./Puerto Rico	4,889,805	55,059,204
First Bancorp./Southern Pines NC	616,521	26,818,663
First Bancshares Inc. (The)	522,203	19,117,852
First Bank/Hamilton NJ	425,352	5,176,534
First Busey Corp.	1,289,250	33,069,262
First Business Financial Services Inc.	201,083	4,972,783
First Capital Inc.(a)	85,690	4,173,960
First Choice Bancorp	281,001	6,831,134
First Commonwealth Financial Corp.	2,010,661	28,893,199
First Community Bankshares Inc.	430,065	12,897,649
First Community Corp./SC	143,093	2,854,705
First Financial Bancorp	2,171,402	52,113,648
First Financial Bankshares Inc.	3,189,769	149,057,905
First Financial Corp./IN	340,150	15,310,151
First Foundation Inc.	1,015,309	23,819,149
First Guaranty Bancshares Inc.	127,028	2,275,071
First Internet Bancorp.	256,306	9,029,660
First Interstate BancSystem Inc., Class A	1,016,110	46,781,704
First Merchants Corp.	1,351,343	62,837,449
First Mid Bancshares Inc.	374,818	16,465,755
First Midwest Bancorp. Inc.	2,692,291	58,988,096
First Northwest Bancorp	233,321	3,877,795
First of Long Island Corp. (The)	601,305	12,777,731
First Savings Financial Group Inc.(a)	44,082	2,959,665
First United Corp.	155,983	2,748,420
First Western Financial Inc.(a)(b)	125,616	3,141,656
Flushing Financial Corp.	763,315	16,205,177
FNCB Bancorp Inc.	418,991	3,159,192
Franklin Financial Services Corp.	120,405	3,754,228
Fulton Financial Corp.	3,969,831	67,606,222
FVCBankcorp Inc.(a)(b)	296,684	5,138,567
German American Bancorp. Inc.	620,438	28,676,644

Security	Shares	Value

Banks (continued)
Glacier Bancorp. Inc.	2,368,408	$135,188,729
Great Southern Bancorp. Inc.	293,224	16,617,004
Great Western Bancorp. Inc.(a)	1,239,025	37,530,067
Guaranty Bancshares Inc./TX	221,426	8,137,405
Hancock Whitney Corp.	2,143,795	90,060,828
Hanmi Financial Corp.	640,061	12,628,404
Harborone Bancorp. Inc.	1,338,116	18,024,423
Hawthorn Bancshares Inc.	168,184	3,580,637
HBT Financial Inc.	263,798	4,516,222
Heartland Financial USA Inc.	878,540	44,155,420
Heritage Commerce Corp.	1,529,284	18,687,850
Heritage Financial Corp./WA	828,174	23,387,634
Hilltop Holdings Inc.	1,641,820	56,035,317
Home BancShares Inc./AR	3,796,813	102,703,792
HomeTrust Bancshares Inc.	416,276	10,136,321
Hope Bancorp Inc.	2,581,570	38,878,444
Horizon Bancorp Inc./IN	1,121,666	20,840,554
Howard Bancorp. Inc.(a)(b)	306,917	5,045,715
Independent Bank Corp.	743,309	62,579,185
Independent Bank Corp./MI	573,813	13,564,939
Independent Bank Group Inc.	925,406	66,851,329
International Bancshares Corp.	1,336,119	62,022,644
Investar Holding Corp.	262,349	5,391,272
Investors Bancorp. Inc.	5,500,562	80,803,256
Lakeland Bancorp. Inc.	1,274,373	22,212,321
Lakeland Financial Corp.	614,473	42,515,387
Landmark Bancorp. Inc./Manhattan KS	74,453	1,967,048
LCNB Corp.	337,104	5,899,320
Level One Bancorp. Inc.	120,480	3,105,974
Limestone Bancorp. Inc.(b)	115,510	1,830,834
Live Oak Bancshares Inc.(a)	705,093	48,291,820
Macatawa Bank Corp.	702,708	6,991,945
Mackinac Financial Corp.	271,261	3,803,079
MainStreet Bancshares Inc.(a)(b)	174,029	3,612,842
Mercantile Bank Corp.	419,454	13,619,671
Meridian Corp.	105,766	2,749,916
Metrocity Bankshares Inc.	459,751	7,070,970
Metropolitan Bank Holding Corp.(a)(b)	187,075	9,421,097
Mid Penn Bancorp. Inc.	168,801	4,525,555
Middlefield Banc Corp.	138,556	2,904,134
Midland States Bancorp. Inc.	526,577	14,607,246
MidWestOne Financial Group Inc.	381,829	11,825,244
MVB Financial Corp.	264,621	8,944,190
National Bank Holdings Corp., Class A	651,335	25,844,973
National Bankshares Inc.	171,943	6,105,696
NBT Bancorp. Inc.	949,127	37,870,167
Nicolet Bankshares Inc.(a)(b)	231,668	19,335,011
Northeast Bank(a)	160,561	4,237,205
Northrim Bancorp. Inc.	158,521	6,738,728
Norwood Financial Corp.	144,320	3,840,355
Oak Valley Bancorp	199,241	3,416,983
OceanFirst Financial Corp.	1,509,135	36,128,692
OFG Bancorp	1,125,348	25,455,372
Ohio Valley Banc Corp.	104,628	2,540,368
Old National Bancorp./IN	3,593,889	69,505,813
Old Second Bancorp. Inc.	767,236	10,135,188
Origin Bancorp Inc.(a)	546,657	23,183,723
Orrstown Financial Services Inc.	283,646	6,325,306
Pacific Premier Bancorp. Inc.	1,908,753	82,916,230
Park National Corp.	361,437	46,733,804

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Parke Bancorp. Inc.	278,601	$5,569,234
Partners Bancorp	168,185	1,229,432
PCB Bancorp	350,957	5,264,355
Peapack Gladstone Financial Corp.	466,110	14,393,477
Penns Woods Bancorp. Inc.	193,644	4,664,884
Peoples Bancorp. Inc./OH	486,455	16,135,712
Peoples Bancorp. of North Carolina Inc.	111,080	2,625,931
Peoples Financial Services Corp.	186,930	7,895,923
Plumas Bancorp	107,346	3,139,871
Preferred Bank/Los Angeles CA	330,232	21,029,174
Premier Financial Bancorp. Inc.	366,227	6,808,160
Primis Financial Corp., NVS	534,729	7,774,960
Professional Holding Corp., Class A(a)(b)	239,752	4,404,244
QCR Holdings Inc.(a)	385,462	18,201,516
RBB Bancorp	438,666	8,891,760
Red River Bancshares Inc.(a)	123,504	6,917,459
Reliant Bancorp Inc.	394,297	11,324,210
Renasant Corp.	1,257,695	52,043,419
Republic Bancorp. Inc./KY, Class A	256,213	11,347,674
Republic First Bancorp. Inc.(a)(b)	1,141,015	4,301,627
Richmond Mutual Bancorp. Inc.	327,473	4,440,534
S&T Bancorp. Inc.	894,178	29,954,963
Salisbury Bancorp. Inc.(a)	61,385	2,726,108
Sandy Spring Bancorp. Inc.	1,161,002	50,422,317
SB Financial Group Inc.	158,954	2,902,500
Seacoast Banking Corp. of Florida(a)(b)	1,197,384	43,393,196
Select Bancorp. Inc.(a)(b)	404,041	4,472,734
ServisFirst Bancshares Inc.(a)	1,216,254	74,592,858
Shore Bancshares Inc.	358,474	6,101,227
Sierra Bancorp	375,618	10,066,562
Silvergate Capital Corp., Class A(a)(b)	478,498	68,028,061
Simmons First National Corp., Class A	2,317,965	68,774,022
SmartFinancial Inc.	355,680	7,700,472
South Plains Financial Inc.	251,835	5,721,691
South State Corp.	1,729,804	135,806,912
Southern First Bancshares Inc.(b)	173,875	8,151,260
Southside Bancshares Inc.	752,607	28,982,896
Spirit of Texas Bancshares Inc.	340,209	7,590,063
Stock Yards Bancorp. Inc.	525,566	26,835,400
Summit Financial Group Inc.	268,876	7,138,658
Texas Capital Bancshares Inc.(a)(b)	1,256,480	89,109,562
Tompkins Financial Corp.	354,613	29,326,495
Towne Bank/Portsmouth VA	1,682,319	51,142,498
TriCo Bancshares	666,107	31,553,489
TriState Capital Holdings Inc.(b)	706,576	16,293,643
Triumph Bancorp. Inc.(b)	547,295	42,355,160
Trustmark Corp.	1,584,175	53,323,330
UMB Financial Corp.	1,083,198	100,011,671
United Bankshares Inc./WV	3,067,863	118,358,155
United Community Banks Inc./GA	1,659,960	56,637,835
United Security Bancshares/Fresno CA	413,769	3,388,768
Unity Bancorp. Inc.	201,576	4,434,672
Univest Financial Corp.	756,547	21,629,679
Valley National Bancorp	9,859,359	135,467,593
Veritex Holdings Inc.	1,065,870	34,875,266
Washington Trust Bancorp. Inc.	445,321	22,991,923
WesBanco Inc.	1,635,096	58,961,562
West Bancorp. Inc.	425,805	10,257,642
Westamerica Bancorp	598,059	37,546,144

		5,926,820,398

Security	Shares	Value

Beverages — 0.3%
Celsius Holdings Inc.(a)(b)	887,550	$42,646,778
Coca-Cola Consolidated Inc.(a)	114,335	33,017,661
MGP Ingredients Inc.(a)	312,086	18,459,887
National Beverage Corp.(a)	587,420	28,730,712
NewAge Inc.(a)(b)	2,379,079	6,804,166
Primo Water Corp.(a)	3,817,464	62,071,965

		191,731,169

Biotechnology — 9.9%
4D Molecular Therapeutics Inc.(a)(b)	176,914	7,674,529
89bio Inc.(a)(b)	200,887	4,757,004
Abeona Therapeutics Inc.(a)(b)	1,507,603	2,834,294
ADMA Biologics Inc.(a)(b)	1,539,207	2,709,004
Adverum Biotechnologies Inc.(a)(b)	2,209,431	21,784,990
Aeglea BioTherapeutics Inc.(b)	1,056,933	8,370,909
Affimed NV(a)(b)	2,729,256	21,588,415
Agenus Inc.(a)(b)	3,924,321	10,674,153
Akebia Therapeutics Inc.(a)(b)	3,685,529	12,475,516
Akero Therapeutics Inc.(a)(b)	335,288	9,726,705
Akouos Inc.(a)(b)	569,970	7,905,484
Albireo Pharma Inc.(a)(b)	416,187	14,670,592
Alector Inc.(a)(b)	1,153,385	23,229,174
Aligos Therapeutics Inc.(a)(b)	237,958	5,411,165
Allakos Inc.(a)(b)	644,443	73,969,168
Allogene Therapeutics Inc.(a)(b)	1,314,909	46,416,288
Allovir Inc.(b)	712,922	16,682,375
ALX Oncology Holdings Inc.(a)(b)	420,983	31,043,286
Amicus Therapeutics Inc.(a)(b)	6,309,578	62,338,631
AnaptysBio Inc.(a)(b)	539,690	11,630,319
Anavex Life Sciences Corp.(a)(b)	1,425,062	21,304,677
Anika Therapeutics Inc.(a)(b)	352,798	14,390,630
Annexon Inc.(a)(b)	624,778	17,393,819
Apellis Pharmaceuticals Inc.(a)(b)	1,474,806	63,283,925
Applied Genetic Technologies Corp./DE(a)(b)	1,013,109	5,136,463
Applied Molecular Transport Inc.(a)(b)	530,771	23,359,232
Applied Therapeutics Inc.(b)	335,161	6,285,945
Aprea Therapeutics Inc.(a)(b)	186,764	952,496
Aptinyx Inc., Class A(b)	783,334	2,350,002
Aravive Inc.(a)(b)	300,787	1,982,186
Arcturus Therapeutics Holdings Inc.(a)(b)	499,774	20,640,666
Arcus Biosciences Inc.(a)(b)	1,027,867	28,862,505
Arcutis Biotherapeutics Inc.(a)(b)	559,497	16,186,248
Ardelyx Inc.(a)(b)	1,813,240	12,003,649
Arena Pharmaceuticals Inc.(a)(b)	1,429,884	99,219,651
Arrowhead Pharmaceuticals Inc.(a)(b)	2,500,975	165,839,652
Assembly Biosciences Inc.(b)	780,822	3,591,781
Atara Biotherapeutics Inc.(b)	1,917,531	27,535,745
Athenex Inc.(a)(b)	1,741,736	7,489,465
Athersys Inc.(a)(b)	4,235,690	7,624,242
Atreca Inc., Class A(a)(b)	692,924	10,622,525
AVEO Pharmaceuticals Inc.(a)(b)	521,251	3,815,557
Avid Bioservices Inc.(a)(b)	1,444,712	26,337,100
Avidity Biosciences Inc.(a)(b)	728,306	15,884,354
Avrobio Inc.(a)(b)	858,115	10,889,479
Axcella Health Inc.(a)(b)	339,071	1,613,978
Beam Therapeutics Inc.(a)(b)	979,241	78,378,450
Beyondspring Inc.(a)(b)	439,869	4,869,350
BioAtla Inc.(a)(b)	272,456	13,851,663
BioCryst Pharmaceuticals Inc.(a)(b)	4,332,867	44,065,257
Biohaven Pharmaceutical Holding Co. Ltd.(a)(b)	1,180,684	80,699,751
Bioxcel Therapeutics Inc.(a)(b)	316,865	13,675,893

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Black Diamond Therapeutics Inc.(a)(b)	464,468	$11,267,994
Blueprint Medicines Corp.(a)(b)	1,356,082	131,851,853
Bolt Biotherapeutics Inc.(a)(b)	285,345	9,390,704
BrainStorm Cell Therapeutics Inc.(a)(b)	708,875	2,714,991
Bridgebio Pharma Inc.(a)(b)	2,303,813	141,914,881
C4 Therapeutics Inc.(a)(b)	272,798	10,090,798
Cabaletta Bio Inc.(a)(b)	313,901	3,484,301
Calithera Biosciences Inc.(a)(b)	1,655,503	4,006,317
Calyxt Inc.(a)(b)	313,538	1,887,499
CareDx Inc.(a)(b)	1,230,328	83,773,033
CASI Pharmaceuticals Inc.(a)(b)	1,371,170	3,290,808
Catabasis Pharmaceutical Inc.(a)(b)	450,535	1,302,046
Catalyst Biosciences Inc.(b)	681,509	3,434,805
Catalyst Pharmaceuticals Inc.(a)(b)	2,381,016	10,976,484
CEL-SCI Corp.(a)(b)	841,936	12,805,847
Centogene NV(a)(b)	194,308	2,356,956
Checkmate Pharmaceuticals Inc.(a)(b)	169,968	2,063,412
Checkpoint Therapeutics Inc.(a)(b)	1,340,933	4,210,530
ChemoCentryx Inc.(a)(b)	1,209,030	61,950,697
Chimerix Inc.(a)(b)	1,430,005	13,785,248
Chinook Therapeutics Inc.(a)(b)	350,183	5,441,844
Cidara Therapeutics Inc.(a)(b)	800,316	2,128,841
Clovis Oncology Inc.(a)(b)	2,064,047	14,489,610
Codiak Biosciences Inc.(a)(b)	125,051	1,885,769
Cohbar Inc.(a)(b)	473,562	644,044
Coherus Biosciences Inc.(a)(b)	1,396,084	20,396,787
Concert Pharmaceuticals Inc.(b)	721,194	3,598,758
Constellation Pharmaceuticals Inc.(a)(b)	767,872	17,960,526
ContraFect Corp.(a)(b)	579,125	2,779,800
Corbus Pharmaceuticals Holdings Inc.(a)(b)	1,979,114	3,898,855
Cortexyme Inc.(a)(b)	397,874	14,335,400
Crinetics Pharmaceuticals Inc.(b)	697,749	10,661,605
Cue Biopharma Inc.(a)(b)	715,735	8,731,967
Cullinan Oncology Inc.(a)(b)	306,844	12,786,189
Cyclerion Therapeutics Inc.(a)(b)	563,988	1,573,527
Cytokinetics Inc.(a)(b)	1,616,699	37,604,419
CytomX Therapeutics Inc.(a)(b)	1,463,532	11,313,102
Decibel Therapeutics Inc.(a)(b)	145,188	1,649,336
Deciphera Pharmaceuticals Inc.(a)(b)	958,690	42,987,660
Denali Therapeutics Inc.(a)(b)	1,542,672	88,086,571
Dermtech Inc.(a)(b)	248,937	12,643,510
Dicerna Pharmaceuticals Inc.(a)(b)	1,606,906	41,088,586
Dyadic International Inc.(a)(b)	484,450	2,659,630
Dynavax Technologies Corp.(a)(b)	2,638,571	25,937,153
Dyne Therapeutics Inc.(a)(b)	384,876	5,977,124
Eagle Pharmaceuticals Inc./DE(a)(b)	258,346	10,783,362
Editas Medicine Inc.(a)(b)	1,635,196	68,678,232
Eiger BioPharmaceuticals Inc.(a)(b)	787,367	6,968,198
Emergent BioSolutions Inc.(a)(b)	1,105,359	102,698,905
Enanta Pharmaceuticals Inc.(a)(b)	473,425	23,349,321
Enochian Biosciences Inc.(a)(b)	343,585	1,216,291
Epizyme Inc.(a)(b)	2,214,397	19,287,398
Esperion Therapeutics Inc.(a)(b)	642,554	18,023,640
Evelo Biosciences Inc.(a)(b)	544,018	5,820,993
Exicure Inc.(a)(b)	1,420,260	3,096,167
Fate Therapeutics Inc.(a)(b)	1,866,955	153,930,440
Fennec Pharmaceuticals Inc.(a)(b)	536,325	3,330,578
FibroGen Inc.(a)(b)	2,069,398	71,828,805
Five Prime Therapeutics Inc.(a)(b)	768,507	28,949,659
Flexion Therapeutics Inc.(a)(b)	1,134,328	10,152,236

Security	Shares	Value

Biotechnology (continued)
Foghorn Therapeutics Inc.(a)(b)	165,986	$2,187,695
Forma Therapeutics Holdings Inc.(a)(b)	725,919	20,340,250
Fortress Biotech Inc.(a)(b)	1,536,675	5,424,463
Frequency Therapeutics Inc.(a)(b)	629,206	5,977,457
G1 Therapeutics Inc.(a)(b)	847,484	20,390,465
Galectin Therapeutics Inc.(a)(b)	1,033,660	2,243,042
Galera Therapeutics Inc.(a)(b)	193,748	1,708,857
Generation Bio Co.(a)(b)	959,434	27,305,492
Genprex Inc.(a)(b)	743,361	3,203,886
Geron Corp.(a)(b)	7,117,626	11,245,849
GlycoMimetics Inc.(b)	865,873	2,606,278
Gossamer Bio Inc.(a)(b)	1,406,456	13,009,718
Gritstone Oncology Inc.(a)(b)	746,002	7,034,799
Halozyme Therapeutics Inc.(a)(b)	3,261,682	135,979,523
Harpoon Therapeutics Inc.(b)	318,085	6,654,338
Heron Therapeutics Inc.(a)(b)	2,177,623	35,299,269
Homology Medicines Inc.(a)(b)	855,560	8,050,820
Hookipa Pharma Inc.(a)(b)	294,305	3,958,402
iBio Inc.(a)(b)	5,076,734	7,818,170
Ideaya Biosciences Inc.(a)(b)	421,407	9,903,064
IGM Biosciences Inc.(a)(b)	182,357	13,984,958
Immunic Inc.(a)(b)	134,409	2,142,479
ImmunityBio Inc.(a)(b)	815,272	19,354,557
ImmunoGen Inc.(a)(b)	4,696,500	38,041,650
Immunome Inc.(a)(b)	52,204	1,768,672
Immunovant Inc.(a)(b)	929,727	14,912,821
Inhibrx Inc.(a)(b)	190,098	3,815,267
Inovio Pharmaceuticals Inc.(a)(b)	4,534,463	42,079,817
Inozyme Pharma Inc.(a)(b)	265,565	5,258,187
Insmed Inc.(a)(b)	2,484,065	84,607,254
Intellia Therapeutics Inc.(a)(b)	1,342,662	107,755,339
Intercept Pharmaceuticals Inc.(a)(b)	646,502	14,921,266
Invitae Corp.(a)(b)	2,971,126	113,526,724
Ironwood Pharmaceuticals Inc.(a)(b)	3,883,027	43,412,242
iTeos Therapeutics Inc.(a)(b)	465,205	15,900,707
IVERIC bio Inc.(a)(b)	2,068,594	12,783,911
Jounce Therapeutics Inc.(a)(b)	406,438	4,174,118
Kadmon Holdings Inc.(a)(b)	4,284,295	16,665,908
KalVista Pharmaceuticals Inc.(a)(b)	461,662	11,860,097
Karuna Therapeutics Inc.(a)(b)	385,265	46,320,411
Karyopharm Therapeutics Inc.(a)(b)	1,743,884	18,345,660
Keros Therapeutics Inc.(a)(b)	319,097	19,640,420
Kezar Life Sciences Inc.(a)(b)	655,569	3,907,191
Kindred Biosciences Inc.(a)(b)	1,002,232	4,981,093
Kiniksa Pharmaceuticals Ltd., Class A(a)(b)	687,186	12,719,813
Kinnate Biopharma Inc.(a)(b)	310,117	9,663,246
Kodiak Sciences Inc.(a)(b)	806,811	91,484,299
Kronos Bio Inc.(a)(b)	348,753	10,208,000
Krystal Biotech Inc.(a)(b)	365,745	28,176,995
Kura Oncology Inc.(a)(b)	1,534,195	43,371,693
Kymera Therapeutics Inc.(a)(b)	255,250	9,919,015
La Jolla Pharmaceutical Co.(a)(b)	503,332	2,134,128
Lexicon Pharmaceuticals Inc.(b)	1,207,777	7,089,651
Ligand Pharmaceuticals Inc.(b)	354,059	53,976,295
LogicBio Therapeutics Inc.(b)	373,894	2,721,948
MacroGenics Inc.(a)(b)	1,347,549	42,919,436
Madrigal Pharmaceuticals Inc.(a)(b)	217,856	25,482,616
Magenta Therapeutics Inc.(b)	502,733	5,952,359
MannKind Corp.(a)(b)	5,602,352	21,961,220
Marker Therapeutics Inc.(a)(b)	662,589	1,484,199

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
MediciNova Inc.(a)(b)	1,088,860	$5,498,743
MEI Pharma Inc.(a)(b)	2,728,092	9,357,356
MeiraGTx Holdings PLC(b)	510,303	7,363,672
Mersana Therapeutics Inc.(a)(b)	1,327,068	21,471,960
Metacrine Inc.(a)(b)	132,108	819,070
Minerva Neurosciences Inc.(a)(b)	840,352	2,453,828
Mirati Therapeutics Inc.(a)(b)	1,049,218	179,731,043
Mirum Pharmaceuticals Inc.(a)(b)	151,294	2,998,647
Molecular Templates Inc.(b)	654,991	8,265,986
Morphic Holding Inc.(a)(b)	345,584	21,868,555
Mustang Bio Inc.(a)(b)	1,341,581	4,454,049
Myriad Genetics Inc.(a)(b)	1,755,296	53,448,763
Natera Inc.(a)(b)	1,846,194	187,462,539
Neoleukin Therapeutics Inc.(a)(b)	796,302	9,802,478
NeuBase Therapeutics Inc.(a)(b)	429,985	3,177,589
NeuroBo Pharmaceuticals Inc.(a)(b)	86,421	380,252
NexImmune Inc.(a)(b)	120,929	2,307,325
NextCure Inc.(a)(b)	382,151	3,825,331
Nkarta Inc.(a)(b)	490,522	16,138,174
Novavax Inc.(a)(b)	1,506,111	273,072,985
Nurix Therapeutics Inc.(a)(b)	573,774	17,838,634
Nymox Pharmaceutical Corp.(a)(b)	760,227	1,687,704
Olema Pharmaceuticals Inc.(b)	277,455	9,205,957
Oncocyte Corp.(a)(b)	1,613,193	8,372,472
Oncorus Inc.(a)(b)	151,486	2,108,685
Oncternal Therapeutics Inc.(a)(b)(c)	13,273	27,210
OPKO Health Inc.(a)(b)	9,786,657	41,984,759
Organogenesis Holdings Inc., Class A(b)	596,058	10,860,177
Orgenesis Inc.(b)	408,931	2,343,175
ORIC Pharmaceuticals Inc.(a)(b)	558,681	13,687,684
Ovid therapeutics Inc.(a)(b)	1,193,026	4,795,964
Oyster Point Pharma Inc.(a)(b)	140,324	2,565,123
Pandion Therapeutics Inc.(b)	300,383	18,037,999
Passage Bio Inc.(a)(b)	690,977	12,078,278
PDL BioPharma Inc.(b)(c)	11,823	29,203
PhaseBio Pharmaceuticals Inc.(a)(b)	426,343	1,475,147
Pieris Pharmaceuticals Inc.(b)	1,353,927	3,479,592
PMV Pharmaceuticals Inc.(a)(b)	338,898	11,146,355
Poseida Therapeutics Inc.(a)(b)	756,227	7,221,968
Praxis Precision Medicines Inc.(a)(b)	280,185	9,178,861
Precigen Inc.(a)(b)	1,762,075	12,140,697
Precision BioSciences Inc.(a)(b)	1,164,414	12,051,685
Prelude Therapeutics Inc.(a)(b)	232,288	10,065,039
Protagonist Therapeutics Inc.(b)	855,541	22,158,512
Protara Therapeutics Inc.(a)(b)	86,933	1,368,325
Prothena Corp. PLC(a)(b)	786,276	19,751,253
PTC Therapeutics Inc.(a)(b)	1,520,502	71,995,770
Puma Biotechnology Inc.(a)(b)	791,150	7,689,978
Radius Health Inc.(a)(b)	1,118,314	23,328,030
Rapt Therapeutics Inc.(a)(b)	281,535	6,250,077
REGENXBIO Inc.(a)(b)	938,045	31,996,715
Relay Therapeutics Inc.(a)(b)	1,115,286	38,555,437
Replimune Group Inc.(a)(b)	589,165	17,975,424
REVOLUTION Medicines Inc.(a)(b)	1,043,402	47,871,284
Rhythm Pharmaceuticals Inc.(a)(b)	926,492	19,706,485
Rigel Pharmaceuticals Inc.(a)(b)	4,321,668	14,780,105
Rocket Pharmaceuticals Inc.(a)(b)	913,687	40,540,292
Rubius Therapeutics Inc.(a)(b)	885,938	23,477,357
Sangamo Therapeutics Inc.(a)(b)	2,859,758	35,832,768
Savara Inc.(b)	1,180,818	2,456,101

Security	Shares	Value

Biotechnology (continued)
Scholar Rock Holding Corp.(a)(b)	632,351	$32,034,902
Selecta Biosciences Inc.(a)(b)	1,677,535	7,590,846
Sensei Biotherapeutics Inc.(a)(b)	151,229	2,197,357
Seres Therapeutics Inc.(a)(b)	1,369,717	28,202,473
Shattuck Labs Inc.(a)(b)	328,797	9,614,024
Sigilon Therapeutics Inc.(a)(b)	162,188	3,624,902
Silverback Therapeutics Inc.(a)(b)	293,881	12,822,028
Soleno Therapeutics Inc.(a)(b)	1,398,382	1,761,961
Solid Biosciences Inc.(b)	740,794	4,096,591
Sorrento Therapeutics Inc.(a)(b)	6,146,966	50,835,409
Spectrum Pharmaceuticals Inc.(a)(b)	3,514,325	11,456,699
Spero Therapeutics Inc.(a)(b)	495,173	7,288,947
SpringWorks Therapeutics Inc.(a)(b)	594,863	43,764,071
Spruce Biosciences Inc.(a)(b)	159,707	2,651,136
SQZ Biotechnologies Co.(a)(b)	103,091	1,410,285
Stoke Therapeutics Inc.(a)(b)	329,203	12,786,244
Sutro Biopharma Inc.(a)(b)	783,558	17,833,780
Syndax Pharmaceuticals Inc.(a)(b)	754,993	16,881,643
Syros Pharmaceuticals Inc.(a)(b)	1,137,930	8,511,716
Taysha Gene Therapies Inc.(a)(b)	200,072	4,061,462
TCR2 Therapeutics Inc.(a)(b)	702,654	15,514,600
TG Therapeutics Inc.(a)(b)	2,977,861	143,532,900
Translate Bio Inc.(a)(b)	1,705,795	28,128,560
Travere Therapeutics Inc.(a)(b)	1,334,178	33,314,425
Turning Point Therapeutics Inc.(a)(b)	918,524	86,883,185
Twist Bioscience Corp.(a)(b)	1,146,463	142,000,907
Tyme Technologies Inc.(a)(b)	1,763,044	3,138,218
Ultragenyx Pharmaceutical Inc.(a)(b)	1,558,434	177,443,295
UNITY Biotechnology Inc.(a)(b)	840,151	5,040,906
UroGen Pharma Ltd.(a)(b)	492,354	9,591,056
Vanda Pharmaceuticals Inc.(a)(b)	1,323,848	19,884,197
Vaxart Inc.(a)(b)	1,301,701	7,875,291
Vaxcyte Inc.(a)(b)	693,118	13,689,080
VBI Vaccines Inc.(a)(b)	4,453,789	13,851,284
Veracyte Inc.(a)(b)	1,624,207	87,301,126
Verastem Inc.(a)(b)	4,305,593	10,634,815
Vericel Corp.(a)(b)	1,118,825	62,150,729
Viking Therapeutics Inc.(a)(b)	1,660,154	10,500,474
Vir Biotechnology Inc.(a)(b)	1,315,550	67,448,248
Vor BioPharma Inc.(a)(b)	263,921	11,374,995
Voyager Therapeutics Inc.(a)(b)	660,454	3,110,738
vTv Therapeutics Inc., Class A(a)(b)	186,763	526,672
X4 Pharmaceuticals Inc.(a)(b)	384,567	3,311,122
XBiotech Inc.(a)(b)	363,710	6,244,901
Xencor Inc.(a)(b)	1,375,293	59,220,117
XOMA Corp.(a)(b)	143,369	5,850,889
Y-mAbs Therapeutics Inc.(b)	760,120	22,986,029
Zentalis Pharmaceuticals Inc.(a)(b)	700,457	30,392,829
ZIOPHARM Oncology Inc.(a)(b)	5,338,850	19,219,860

		6,873,332,428

Building Products — 1.7%
AAON Inc.(a)	1,003,791	70,275,408
Advanced Drainage Systems Inc.(a)	1,379,602	142,637,051
Alpha Pro Tech Ltd.(a)(b)	315,049	3,074,878
American Woodmark Corp.(a)(b)	411,814	40,596,624
Apogee Enterprises Inc	631,018	25,796,016
Builders FirstSource Inc.(a)(b)	4,971,014	230,505,919
Caesarstone Ltd.	551,848	7,576,873
Cornerstone Building Brands Inc.(a)(b)	1,039,153	14,579,316
CSW Industrials Inc.(a)	331,895	44,805,825

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
Gibraltar Industries Inc.(a)(b)	799,198	$73,134,609
Griffon Corp.	1,079,439	29,328,358
Insteel Industries Inc.	460,519	14,202,406
JELD-WEN Holding Inc.(b)	1,661,968	46,019,894
Masonite International Corp.(a)(b)	596,036	68,687,189
PGT Innovations Inc.(b)	1,389,576	35,086,794
Quanex Building Products Corp.	812,782	21,319,272
Resideo Technologies Inc.(b)	3,524,223	99,559,300
Simpson Manufacturing Co. Inc.	1,062,539	110,217,170
UFP Industries Inc.	1,450,798	110,028,520

		1,187,431,422

Capital Markets — 1.5%
Artisan Partners Asset Management Inc., Class A	1,395,704	72,813,878
Assetmark Financial Holdings Inc.(b)	416,949	9,731,590
Associated Capital Group Inc., Class A	38,941	1,396,424
B. Riley Financial Inc.	491,786	27,726,895
BGC Partners Inc., Class A	7,669,295	37,042,695
Blucora Inc.(b)	1,205,943	20,066,891
BrightSphere Investment Group Inc.(a)	1,520,798	30,993,863
Cohen & Steers Inc.	608,758	39,770,160
Cowen Inc., Class A	633,999	22,285,065
Diamond Hill Investment Group Inc.	77,337	12,065,345
Donnelley Financial Solutions Inc.(a)(b)	730,350	20,325,640
Federated Hermes Inc.	2,349,910	73,552,183
Focus Financial Partners Inc., Class A(a)(b)	952,584	39,646,546
GAMCO Investors Inc., Class A	138,741	2,573,646
Greenhill & Co. Inc.	376,543	6,205,429
Hamilton Lane Inc., Class A	795,234	70,425,923
Houlihan Lokey Inc.	1,267,803	84,321,578
Moelis & Co., Class A	1,293,487	70,986,567
Oppenheimer Holdings Inc., Class A, NVS	237,652	9,517,963
Piper Sandler Cos.	434,653	47,659,701
PJT Partners Inc., Class A(a)	577,786	39,087,223
Pzena Investment Management Inc., Class A	438,529	4,617,710
Safeguard Scientifics Inc.(b)	576,274	3,930,189
Sculptor Capital Management Inc.	449,416	9,833,222
Siebert Financial Corp.(a)(b)	174,197	705,498
Silvercrest Asset Management Group Inc., Class A	242,810	3,491,608
StepStone Group Inc., Class A	478,946	16,892,425
Stifel Financial Corp.	2,446,140	156,699,728
StoneX Group Inc.(a)(b)	407,578	26,647,450
Value Line Inc.	26,731	753,547
Virtus Investment Partners Inc.	181,608	42,768,684
Waddell & Reed Financial Inc., Class A	1,509,030	37,801,201
Westwood Holdings Group Inc.	227,035	3,282,926
WisdomTree Investments Inc.	3,464,778	21,654,862

		1,067,274,255

Chemicals — 1.8%
Advanced Emissions Solutions Inc.	402,598	2,214,289
AdvanSix Inc.(b)	669,710	17,961,622
AgroFresh Solutions Inc.(a)(b)	647,957	1,295,914
American Vanguard Corp.	724,254	14,782,024
Amyris Inc.(a)(b)	2,609,810	49,847,371
Avient Corp.	2,241,429	105,952,349
Balchem Corp.	787,005	98,698,297
Chase Corp.	182,305	21,218,479
Ferro Corp.(a)(b)	1,985,737	33,479,526
FutureFuel Corp.	729,248	10,595,973
GCP Applied Technologies Inc.(b)	1,215,818	29,836,174

Security	Shares	Value

Chemicals (continued)
Hawkins Inc.	471,825	$15,815,574
HB Fuller Co.	1,275,583	80,246,926
Ingevity Corp.(b)	1,011,739	76,416,647
Innospec Inc.	603,900	62,014,491
Intrepid Potash Inc.(a)(b)	239,075	7,784,282
Koppers Holdings Inc.(a)(b)	501,291	17,424,875
Kraton Corp.(a)(b)	766,887	28,060,395
Kronos Worldwide Inc.	576,482	8,820,175
Livent Corp.(a)(b)	3,598,353	62,323,474
Marrone Bio Innovations Inc.(a)(b)	1,484,979	3,103,606
Minerals Technologies Inc.	832,184	62,680,099
Orion Engineered Carbons SA	1,449,173	28,577,692
PQ Group Holdings Inc.	946,966	15,814,332
Quaker Chemical Corp.(a)	325,580	79,366,637
Rayonier Advanced Materials Inc.(b)	1,517,568	13,764,342
Sensient Technologies Corp.	1,037,751	80,944,578
Stepan Co.	528,198	67,139,248
Trecora Resources(a)(b)	538,317	4,182,723
Tredegar Corp.	646,709	9,707,102
Trinseo SA	938,747	59,770,021
Tronox Holdings PLC, Class A	2,658,980	48,659,334

		1,218,498,571

Commercial Services & Supplies — 1.9%
ABM Industries Inc.	1,648,010	84,064,990
ACCO Brands Corp.	2,275,682	19,206,756
Brady Corp., Class A, NVS	1,156,892	61,835,877
BrightView Holdings Inc.(a)(b)	1,008,886	17,019,907
Brink’s Co. (The)(a)	1,203,354	95,341,737
Casella Waste Systems Inc., Class A(a)(b)	1,190,029	75,650,144
CECO Environmental Corp.(a)(b)	826,146	6,551,338
Cimpress PLC(a)(b)	436,368	43,693,528
CompX International Inc.	42,474	764,957
CoreCivic Inc.	2,927,225	26,491,386
Covanta Holding Corp.	2,898,822	40,177,673
Deluxe Corp.	1,024,160	42,973,754
Ennis Inc.	607,987	12,980,523
Harsco Corp.(a)(b)	1,938,009	33,236,854
Healthcare Services Group Inc.	1,837,271	51,498,706
Heritage-Crystal Clean Inc.(b)	377,717	10,247,462
Herman Miller Inc.	1,447,860	59,579,439
HNI Corp.	1,055,790	41,767,052
Interface Inc.	1,431,203	17,861,413
KAR Auction Services Inc.	3,163,367	47,450,505
Kimball International Inc., Class B	881,456	12,340,384
Knoll Inc.	1,229,416	20,297,658
Matthews International Corp., Class A	749,787	29,654,076
Montrose Environmental Group Inc.(a)(b)	506,225	25,407,433
NL Industries Inc.	213,472	1,590,366
Pitney Bowes Inc.	3,824,565	31,514,416
Quad/Graphics Inc.	858,995	3,032,252
SP Plus Corp.(a)(b)	569,517	18,674,462
Steelcase Inc., Class A	2,130,700	30,660,773
Team Inc.(b)	743,192	8,569,004
Tetra Tech Inc.	1,315,029	178,475,736
U.S. Ecology Inc.(b)	772,817	32,180,100
UniFirst Corp./MA(a)	366,528	81,995,979
Viad Corp.	501,005	20,916,959
Vidler Water Resouces Inc.(b)	407,265	3,624,659

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
VSE Corp.	231,120	$9,129,240

		1,296,457,498

Communications Equipment — 0.7%
ADTRAN Inc.	1,188,219	19,819,493
Applied Optoelectronics Inc.(a)(b)	579,698	4,846,275
CalAmp Corp.(b)	842,521	9,141,353
Calix Inc.(a)(b)	1,289,517	44,694,659
Cambium Networks Corp.(a)(b)	190,398	8,895,394
Casa Systems Inc.(a)(b)	788,660	7,515,930
Clearfield Inc.(a)(b)	283,520	8,542,458
Comtech Telecommunications Corp.	624,965	15,524,131
Digi International Inc.(b)	721,016	13,692,094
DZS Inc.(a)(b)	314,982	4,897,970
Extreme Networks Inc.(b)	2,968,057	25,970,499
Genasys Inc.(a)(b)	875,034	5,853,977
Harmonic Inc.(a)(b)	2,346,403	18,395,799
Infinera Corp.(a)(b)	4,059,694	39,094,853
Inseego Corp.(a)(b)	1,696,411	16,964,110
KVH Industries Inc.(a)(b)	391,498	4,964,195
NETGEAR Inc.(a)(b)	735,328	30,221,981
NetScout Systems Inc.(a)(b)	1,728,725	48,680,896
PCTEL Inc.	431,827	3,001,198
Plantronics Inc.	851,264	33,122,682
Resonant Inc.(a)(b)	1,260,021	5,342,489
Ribbon Communications Inc.(a)(b)	1,715,274	14,082,399
Viavi Solutions Inc.(b)	5,582,611	87,646,993

		470,911,828

Construction & Engineering — 1.6%
Aegion Corp., Class A(b)	732,875	21,070,156
Ameresco Inc., Class A(a)(b)	615,715	29,942,221
API Group Corp.(a)(b)(d)	3,430,513	70,943,009
Arcosa Inc.	1,190,268	77,474,544
Argan Inc.	366,964	19,577,529
Comfort Systems USA Inc.	877,874	65,638,639
Concrete Pumping Holdings Inc.(a)(b)	646,491	4,790,498
Construction Partners Inc., Class A(a)(b)	670,809	20,043,773
Dycom Industries Inc.(a)(b)	752,122	69,834,528
EMCOR Group Inc.	1,320,598	148,118,272
Fluor Corp.	3,453,536	79,742,146
Granite Construction Inc.	1,152,860	46,402,615
Great Lakes Dredge & Dock Corp.(a)(b)	1,569,520	22,883,602
HC2 Holdings Inc.(a)(b)	1,220,896	4,810,330
IES Holdings Inc.(a)(b)	198,777	10,020,349
MasTec Inc.(a)(b)	1,378,881	129,201,150
Matrix Service Co.(a)(b)	673,130	8,824,734
MYR Group Inc.(a)(b)	398,705	28,575,187
Northwest Pipe Co.(a)(b)	239,443	8,002,185
NV5 Global Inc.(a)(b)	270,084	26,082,012
Primoris Services Corp.	1,179,988	39,093,002
Sterling Construction Co. Inc.(a)(b)	674,596	15,650,627
Tutor Perini Corp.(a)(b)	999,663	18,943,614
WillScot Mobile Mini Holdings Corp.(a)(b)	4,235,587	117,537,539

		1,083,202,261

Construction Materials — 0.2%
Forterra Inc.(a)(b)	699,919	16,273,117
Summit Materials Inc., Class A(a)(b)	2,808,044	78,681,393
U.S. Concrete Inc.(a)(b)	391,486	28,703,753
United State Lime & Minerals Inc.	47,894	6,403,907

		130,062,170

Security	Shares	Value

Consumer Finance — 0.7%
Atlanticus Holdings Corp.(a)(b)	101,042	$3,064,604
Curo Group Holdings Corp.	458,116	6,683,912
Encore Capital Group Inc.(a)(b)	764,551	30,757,887
Enova International Inc.(a)(b)	851,132	30,198,163
EZCORP Inc., Class A, NVS(a)(b)	1,182,025	5,874,664
FirstCash Inc.	1,004,162	65,943,319
Green Dot Corp., Class A(a)(b)	1,215,589	55,661,820
LendingClub Corp.(a)(b)	1,755,450	29,000,034
Navient Corp.	4,524,503	64,745,638
Nelnet Inc., Class A	416,907	30,325,815
Oportun Financial Corp.(a)(b)	509,350	10,548,639
PRA Group Inc.(b)	1,109,188	41,117,599
PROG Holdings Inc.	1,654,287	71,614,084
Regional Management Corp.	211,722	7,338,285
World Acceptance Corp.(a)(b)	109,088	14,155,259

		467,029,722

Containers & Packaging — 0.2%
Greif Inc., Class A, NVS	631,890	36,017,730
Greif Inc., Class B	147,081	8,418,917
Myers Industries Inc.	888,270	17,552,215
O-I Glass Inc.	3,833,151	56,500,646
Pactiv Evergreen Inc.(a)	980,219	13,468,209
Ranpak Holdings Corp., Class A(a)(b)	705,287	14,148,057
UFP Technologies Inc.(a)(b)	163,326	8,136,901

		154,242,675

Distributors — 0.1%
Core-Mark Holding Co. Inc.	1,096,755	42,433,451
Funko Inc., Class A(a)(b)	584,187	11,496,800
Greenlane Holdings Inc., Class A(a)(b)	337,253	1,789,127
Weyco Group Inc.	167,618	3,625,578

		59,344,956

Diversified Consumer Services — 0.5%
Adtalem Global Education Inc.(a)(b)	1,227,336	48,528,865
American Public Education Inc.(b)	359,560	12,811,123
Aspen Group Inc./CO(a)(b)	492,925	2,957,550
Carriage Services Inc., Class A	410,250	14,436,698
Houghton Mifflin Harcourt Co.(a)(b)	2,639,034	20,109,439
Laureate Education Inc., Class A(a)(b)	2,626,559	35,694,937
OneSpaWorld Holdings Ltd.(b)	1,146,029	12,205,209
Perdoceo Education Corp.(a)(b)	1,710,744	20,460,498
Regis Corp.(a)(b)	566,791	7,118,895
Strategic Education Inc.	588,147	54,056,591
Stride Inc.(a)(b)	984,881	29,654,767
Universal Technical Institute Inc.(a)(b)	755,193	4,410,327
Vivint Smart Home Inc.(a)(b)	1,922,123	27,524,801
WW International Inc.(a)(b)	1,144,186	35,790,138

		325,759,838

Diversified Financial Services — 0.2%
Alerus Financial Corp.	354,567	10,559,005
A-Mark Precious Metals Inc.	113,519	4,086,684
Banco Latinoamericano de Comercio Exterior SA, Class E	767,219	11,608,024
Cannae Holdings Inc.(a)(b)	2,100,656	83,227,991
GWG Holdings Inc.(a)(b)	81,566	570,146
Marlin Business Services Corp.	269,229	3,672,284
SWK Holdings Corp.(a)(b)	70,406	1,023,703

		114,747,837

Diversified Telecommunication Services — 0.7%
Alaska Communications Systems Group Inc.	1,300,505	4,226,641

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services (continued)
Anterix Inc.(a)(b)	271,210	$12,790,264
ATN International Inc.	283,618	13,931,316
Bandwidth Inc., Class A(a)(b)	470,096	59,579,967
Cincinnati Bell Inc.(b)	1,170,542	17,967,820
Cogent Communications Holdings Inc.	1,037,065	71,308,589
Consolidated Communications Holdings Inc.(b)	1,850,911	13,326,559
IDT Corp., Class B(b)	475,373	10,771,952
Iridium Communications Inc.(a)(b)	2,929,790	120,853,838
Liberty Latin America Ltd., Class A(a)(b)	1,158,210	14,859,834
Liberty Latin America Ltd., Class C, NVS(a)(b)	3,765,619	48,877,735
Ooma Inc.(a)(b)	516,758	8,190,614
ORBCOMM Inc.(a)(b)	1,835,795	14,007,116
Vonage Holdings Corp.(a)(b)	5,741,334	67,862,568

		478,554,813

Electric Utilities — 0.6%
ALLETE Inc.	1,278,314	85,889,918
Genie Energy Ltd., Class B	351,936	2,231,274
MGE Energy Inc.	893,715	63,802,314
Otter Tail Corp.	1,006,418	46,466,319
PNM Resources Inc.	2,077,414	101,897,157
Portland General Electric Co.	2,181,707	103,565,631
Spark Energy Inc., Class A	300,421	3,208,496

		407,061,109

Electrical Equipment — 1.7%
Allied Motion Technologies Inc.(a)	181,575	9,320,245
American Superconductor Corp.(a)(b)	681,037	12,912,462
Atkore Inc.(a)(b)	1,144,661	82,301,126
AZZ Inc.	620,188	31,226,466
Bloom Energy Corp., Class A(a)(b)	2,171,969	58,751,761
Encore Wire Corp.	493,439	33,124,560
EnerSys	1,038,423	94,288,808
FuelCell Energy Inc.(a)(b)	7,706,962	111,057,322
LSI Industries Inc.	623,688	5,320,059
Orion Energy Systems Inc.(a)(b)	650,144	4,525,002
Plug Power Inc.(a)(b)	10,069,175	360,879,232
Powell Industries Inc.	234,503	7,942,617
Preformed Line Products Co.	74,119	5,095,681
Sunrun Inc.(a)(b)	3,887,470	235,114,186
Thermon Group Holdings Inc.(a)(b)	804,128	15,672,455
TPI Composites Inc.(a)(b)	748,468	42,236,049
Ultralife Corp.(b)	155,318	1,286,033
Vicor Corp.(a)(b)	467,145	39,721,339

		1,150,775,403

Electronic Equipment, Instruments & Components — 2.1%
908 Devices Inc.(a)(b)	157,641	7,645,589
Akoustis Technologies Inc.(a)(b)	869,465	11,598,663
Arlo Technologies Inc.(b)	1,947,256	12,228,768
Badger Meter Inc.	713,527	66,407,958
Bel Fuse Inc., Class B, NVS	259,036	5,152,226
Belden Inc.	1,075,111	47,702,675
Benchmark Electronics Inc.	892,415	27,593,472
CTS Corp.(a)	786,094	24,416,080
Daktronics Inc.	1,007,325	6,315,928
ePlus Inc.(a)(b)	327,501	32,632,200
Fabrinet(a)(b)	897,550	81,129,544
FARO Technologies Inc.(a)(b)	432,720	37,460,570
II-VI Inc.(a)(b)	2,514,667	171,927,783
Insight Enterprises Inc.(a)(b)	848,887	81,000,798
Intellicheck Inc.(a)(b)	465,828	3,903,639

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Iteris Inc.(a)(b)	993,090	$6,127,365
Itron Inc.(b)	1,077,024	95,478,178
Kimball Electronics Inc.(a)(b)	604,234	15,589,237
Knowles Corp.(a)(b)	2,152,949	45,039,693
Luna Innovations Inc.(a)(b)	765,372	8,059,367
Methode Electronics Inc.	897,146	37,662,189
MTS Systems Corp.	484,078	28,173,340
Napco Security Technologies Inc.(a)(b)	325,075	11,322,362
nLight Inc.(a)(b)	873,038	28,286,431
Novanta Inc.(a)(b)	839,069	110,664,810
OSI Systems Inc.(a)(b)	415,332	39,913,405
PAR Technology Corp.(a)(b)	469,405	30,703,781
PC Connection Inc.(a)	278,614	12,924,903
Plexus Corp.(a)(b)	695,230	63,849,923
Powerfleet Inc.(a)(b)	733,006	6,025,309
Research Frontiers Inc.(a)(b)	636,392	1,807,353
Rogers Corp.(a)(b)	456,645	85,945,155
Sanmina Corp.(a)(b)	1,569,542	64,947,648
ScanSource Inc.(b)	627,043	18,779,938
TTM Technologies Inc.(a)(b)	2,403,948	34,857,246
Vishay Intertechnology Inc.	3,262,494	78,560,856
Vishay Precision Group Inc.(b)	301,013	9,274,211
Wrap Technologies Inc.(a)(b)	324,456	1,803,975

		1,452,912,568

Energy Equipment & Services — 0.8%
Archrock Inc.	3,172,721	30,109,122
Aspen Aerogels Inc.(a)(b)	490,083	9,968,288
Bristow Group Inc.(b)	163,400	4,228,792
Cactus Inc., Class A	1,163,207	35,617,398
ChampionX Corp.(a)(b)	4,548,839	98,846,272
Custom Truck One Source Inc., NVS	294,422	2,752,846
DMC Global Inc.(a)	355,813	19,306,413
Dril-Quip Inc.(a)(b)	853,901	28,375,130
Exterran Corp.(a)(b)	674,187	2,265,268
Frank’s International NV(b)	3,925,768	13,936,476
Helix Energy Solutions Group Inc.(a)(b)	3,479,612	17,572,041
Liberty Oilfield Services Inc., Class A	2,010,075	22,693,747
Nabors Industries Ltd.(a)	173,622	16,224,976
National Energy Services Reunited Corp.(a)(b)	507,208	6,274,163
Newpark Resources Inc.(a)(b)	2,184,620	6,859,707
NexTier Oilfield Solutions Inc.(a)(b)	4,009,818	14,916,523
Oceaneering International Inc.(b)	2,432,455	27,778,636
Oil States International Inc.(b)	1,442,606	8,698,914
Patterson-UTI Energy Inc.	4,495,985	32,056,373
ProPetro Holding Corp.(b)	1,962,963	20,925,186
RPC Inc.(b)	1,391,580	7,514,532
Select Energy Services Inc., Class A(a)(b)	1,450,557	7,223,774
Solaris Oilfield Infrastructure Inc., Class A	730,607	8,964,548
Tidewater Inc.(a)(b)	843,119	10,564,281
Transocean Ltd.(a)(b)	14,182,651	50,348,411
U.S. Silica Holdings Inc.	1,783,867	21,923,726

		525,945,543

Entertainment — 0.4%
AMC Entertainment Holdings Inc., Class A(a)	9,248,361	94,425,766
Cinemark Holdings Inc.	2,618,686	53,447,381
Eros STX Global Corp.(a)(b)	3,872,299	7,008,861
Gaia Inc., Class A(a)(b)	315,321	3,749,167
Glu Mobile Inc.(b)	3,633,022	45,340,115
IMAX Corp.(a)(b)	1,209,393	24,308,799

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment (continued)
Liberty Media Corp.-Liberty Braves, Class A(a)(b)	255,617	$7,287,641
Liberty Media Corp.-Liberty Braves,
Class C, NVS(a)(b)	900,847	25,061,563
LiveXLive Media Inc.(a)(b)	1,086,035	4,713,392
Marcus Corp. (The)	554,231	11,079,078

		276,421,763

Equity Real Estate Investment Trusts (REITs) — 5.1%
Acadia Realty Trust	1,943,649	36,871,022
Agree Realty Corp.	1,500,659	101,009,357
Alexander & Baldwin Inc.	1,774,517	29,794,140
Alexander’s Inc.	51,574	14,301,470
Alpine Income Property Trust Inc.	170,705	2,963,439
American Assets Trust Inc.	1,231,433	39,947,686
American Finance Trust Inc.	2,707,752	26,590,125
Armada Hoffler Properties Inc.	1,433,632	17,977,745
Bluerock Residential Growth REIT Inc., Class A	538,478	5,444,013
Broadstone Net Lease Inc.	885,350	16,201,905
BRT Apartments Corp.	300,812	5,065,674
CareTrust REIT Inc.	2,256,891	52,551,707
CatchMark Timber Trust Inc., Class A	1,258,550	12,812,039
Centerspace	322,171	21,907,628
Chatham Lodging Trust	1,146,758	15,091,335
CIM Commercial Trust Corp.	294,768	3,799,560
City Office REIT Inc.	1,064,529	11,305,298
Clipper Realty Inc.	401,406	3,179,136
Colony Capital Inc.	11,783,179	76,355,000
Columbia Property Trust Inc.	2,816,119	48,155,635
Community Healthcare Trust Inc.	539,892	24,899,819
CorEnergy Infrastructure Trust Inc.	345,103	2,439,878
CorePoint Lodging Inc.	1,038,863	9,380,933
CTO Realty Growth Inc.	148,092	7,702,265
DiamondRock Hospitality Co.(b)	4,866,815	50,128,194
Diversified Healthcare Trust	5,833,303	27,883,188
Easterly Government Properties Inc.	1,990,890	41,271,150
EastGroup Properties Inc.	958,219	137,293,618
Essential Properties Realty Trust Inc.	2,550,612	58,230,472
Farmland Partners Inc.	640,667	7,181,877
Four Corners Property Trust Inc.	1,766,619	48,405,361
Franklin Street Properties Corp.	2,655,448	14,472,192
GEO Group Inc. (The)	2,595,671	20,142,407
Getty Realty Corp.	856,166	24,246,621
Gladstone Commercial Corp.	829,984	16,234,487
Gladstone Land Corp.	486,269	8,898,723
Global Medical REIT Inc.	1,114,305	14,608,539
Global Net Lease Inc.	2,208,338	39,882,584
Healthcare Realty Trust Inc.	3,396,541	102,983,123
Hersha Hospitality Trust, Class A(b)	860,573	9,079,045
Independence Realty Trust Inc.	2,410,475	36,639,220
Indus Realty Trust Inc.	74,560	4,485,530
Industrial Logistics Properties Trust	1,593,926	36,867,508
Innovative Industrial Properties Inc.	572,359	103,116,197
iStar Inc.	1,749,004	31,097,291
Kite Realty Group Trust	2,060,042	39,738,210
Lexington Realty Trust	6,700,037	74,437,411
LTC Properties Inc.	953,872	39,795,540
Macerich Co. (The)	3,649,197	42,695,605
Mack-Cali Realty Corp.	2,129,179	32,959,691
Monmouth Real Estate Investment Corp.	2,316,338	40,976,019
National Health Investors Inc.	1,066,927	77,117,484
National Storage Affiliates Trust	1,531,167	61,139,498

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
NETSTREIT Corp.	474,695	$8,777,111
New Senior Investment Group Inc.	2,098,398	13,073,020
NexPoint Residential Trust Inc.	531,071	24,477,062
Office Properties Income Trust	1,187,849	32,689,604
One Liberty Properties Inc.	398,175	8,867,357
Pebblebrook Hotel Trust(a)	3,192,432	77,544,173
Physicians Realty Trust	5,120,477	90,478,829
Piedmont Office Realty Trust Inc., Class A	3,045,249	52,895,975
Plymouth Industrial REIT Inc.	561,953	9,468,908
PotlatchDeltic Corp.	1,607,871	85,088,533
Preferred Apartment Communities Inc., Class A	1,226,158	12,077,656
PS Business Parks Inc.	491,992	76,052,123
QTS Realty Trust Inc., Class A	1,567,740	97,262,590
Retail Opportunity Investments Corp.	2,816,084	44,691,253
Retail Properties of America Inc., Class A	5,214,327	54,646,147
Retail Value Inc.	389,147	7,280,940
RLJ Lodging Trust	4,028,528	62,361,613
RPT Realty	1,995,782	22,771,873
Ryman Hospitality Properties Inc.(a)	1,236,408	95,833,984
Sabra Health Care REIT Inc.	5,041,789	87,525,457
Safehold Inc.(a)	445,406	31,222,961
Saul Centers Inc.	293,445	11,770,079
Seritage Growth Properties, Class A(b)	843,304	15,474,628
Service Properties Trust	3,992,696	47,353,375
SITE Centers Corp.	3,754,863	50,915,942
STAG Industrial Inc.	3,883,065	130,509,815
Summit Hotel Properties Inc.	2,590,172	26,316,148
Sunstone Hotel Investors Inc.	5,289,578	65,908,142
Tanger Factory Outlet Centers Inc.	2,217,215	33,546,463
Terreno Realty Corp.	1,658,054	95,785,780
UMH Properties Inc.	932,004	17,866,517
Uniti Group Inc.	4,751,032	52,403,883
Universal Health Realty Income Trust	319,236	21,637,816
Urban Edge Properties	2,832,976	46,800,763
Urstadt Biddle Properties Inc., Class A	719,216	11,974,946
Washington REIT	2,075,916	45,877,744
Whitestone REIT	978,496	9,491,411
Xenia Hotels & Resorts Inc.	2,760,770	53,835,015

		3,560,309,230

Food & Staples Retailing — 0.8%
Andersons Inc. (The)	759,366	20,791,441
BJ’s Wholesale Club Holdings Inc.(a)(b)	3,354,451	150,480,672
Chefs’ Warehouse Inc. (The)(a)(b)	753,758	22,959,469
HF Foods Group Inc.(a)(b)	907,361	6,551,146
Ingles Markets Inc., Class A	347,997	21,454,015
Natural Grocers by Vitamin Cottage Inc.	240,158	4,214,773
Performance Food Group Co.(a)(b)	3,212,799	185,089,350
PriceSmart Inc.	554,422	53,640,329
Rite Aid Corp.(a)(b)	1,341,703	27,451,243
SpartanNash Co.	877,534	17,225,992
United Natural Foods Inc.(a)(b)	1,372,683	45,216,178
Village Super Market Inc., Class A	228,785	5,392,463
Weis Markets Inc.	236,682	13,377,267

		573,844,338

Food Products — 1.4%
Alico Inc.	113,012	3,374,538
B&G Foods Inc.	1,559,992	48,453,352
Bridgford Foods Corp.(a)(b)	42,580	659,990
Calavo Growers Inc.	410,188	31,846,996

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Cal-Maine Foods Inc.(a)(b)	899,940	$34,575,695
Darling Ingredients Inc.(b)	3,929,459	289,129,593
Farmer Bros. Co.(a)(b)	391,943	4,091,885
Fresh Del Monte Produce Inc.	766,232	21,937,222
Freshpet Inc.(a)(b)	998,963	158,645,314
Hostess Brands Inc.(a)(b)	2,990,901	42,889,520
J&J Snack Foods Corp.	366,322	57,523,544
John B Sanfilippo & Son Inc.	218,645	19,758,949
Laird Superfood Inc.(a)(b)	69,153	2,591,163
Lancaster Colony Corp.	462,089	81,031,927
Landec Corp.(a)(b)	655,777	6,951,236
Limoneira Co.	414,849	7,259,858
Mission Produce Inc.(a)(b)	152,453	2,898,132
Sanderson Farms Inc.	493,043	76,806,239
Seneca Foods Corp., Class A(b)	149,525	7,041,132
Simply Good Foods Co. (The)(a)(b)	2,083,986	63,394,854
Tootsie Roll Industries Inc.	415,072	13,751,318
Vital Farms Inc.(a)(b)	558,797	12,204,126

		986,816,583

Gas Utilities — 0.8%
Brookfield Infrastructure Corp., Class A	777,059	59,343,996
Chesapeake Utilities Corp.	421,773	48,959,410
New Jersey Resources Corp.	2,333,193	93,024,405
Northwest Natural Holding Co.	747,332	40,318,561
ONE Gas Inc.	1,276,649	98,187,074
RGC Resources Inc.	171,911	3,812,986
South Jersey Industries Inc.(a)	2,472,529	55,829,705
Southwest Gas Holdings Inc.	1,391,949	95,640,816
Spire Inc.	1,229,043	90,813,987

		585,930,940

Health Care Equipment & Supplies — 3.3%
Accelerate Diagnostics Inc.(a)(b)	741,473	6,169,055
Accuray Inc.(a)(b)	2,313,575	11,452,196
Acutus Medical Inc.(a)(b)	333,459	4,458,347
Alphatec Holdings Inc.(b)	1,347,771	21,281,304
AngioDynamics Inc.(a)(b)	924,421	21,631,451
Antares Pharma Inc.(a)(b)	3,949,583	16,232,786
Apyx Medical Corp.(a)(b)	891,290	8,609,861
Aspira Women’s Health Inc.(a)(b)	1,992,210	13,447,418
AtriCure Inc.(a)(b)	1,072,047	70,240,519
Atrion Corp.	34,215	21,942,422
Avanos Medical Inc.(a)(b)	1,169,381	51,148,725
Axogen Inc.(a)(b)	895,377	18,140,338
Axonics Modulation Technologies Inc.(a)(b)	741,265	44,394,361
Bellerophon Therapeutics Inc.(a)(b)	89,116	462,512
Beyond Air Inc.(a)(b)	314,992	1,732,456
BioLife Solutions Inc.(a)(b)	358,894	12,920,184
BioSig Technologies Inc.(a)(b)	529,740	2,283,179
Bioventus Inc., Class A(a)(b)	138,824	2,121,231
Cantel Medical Corp.(b)	927,961	74,088,406
Cardiovascular Systems Inc.(a)(b)	955,994	36,652,810
Cerus Corp.(a)(b)	3,971,494	23,868,679
Chembio Diagnostics Inc.(a)(b)	459,762	1,613,765
Co-Diagnostics Inc.(a)(b)	641,486	6,119,776
CONMED Corp.	665,067	86,851,100
CryoLife Inc.(a)(b)	937,665	21,172,476
CryoPort Inc.(a)(b)	971,302	50,517,417
Cutera Inc.(a)(b)	430,000	12,921,500
CytoSorbents Corp.(a)(b)	1,012,013	8,784,273

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Eargo Inc.(a)(b)	198,428	$9,911,479
Electromed Inc.(a)(b)	175,033	1,844,848
FONAR Corp.(b)	138,970	2,513,967
GenMark Diagnostics Inc.(a)(b)	1,706,730	40,790,847
Glaukos Corp.(a)(b)	1,046,721	87,851,294
Heska Corp.(a)(b)	172,536	29,065,415
Inari Medical Inc.(a)(b)	399,392	42,734,944
Inogen Inc.(b)	452,479	23,764,197
Integer Holdings Corp.(a)(b)	800,259	73,703,854
Intersect ENT Inc.(b)	809,791	16,908,436
IntriCon Corp.(a)(b)	234,005	5,999,888
Invacare Corp.	871,600	6,990,232
iRadimed Corp.(b)	137,837	3,552,059
iRhythm Technologies Inc.(a)(b)	708,074	98,323,156
Lantheus Holdings Inc.(a)(b)	1,639,670	35,039,748
LeMaitre Vascular Inc.	413,679	20,179,262
LENSAR Inc.(a)(b)	208,651	1,514,806
LivaNova PLC(a)(b)	1,196,230	88,198,038
Lucira Health Inc.(a)(b)	216,005	2,613,661
Meridian Bioscience Inc.(a)(b)	1,038,170	27,251,963
Merit Medical Systems Inc.(a)(b)	1,328,695	79,562,257
Mesa Laboratories Inc.(a)	113,875	27,728,562
Milestone Scientific Inc.(a)(b)	1,087,451	3,882,200
Misonix Inc.(a)(b)	310,586	6,084,380
Natus Medical Inc.(a)(b)	831,874	21,304,293
Nemaura Medical Inc.(a)(b)	175,364	1,339,781
Neogen Corp.(a)(b)	1,290,668	114,727,479
Nevro Corp.(a)(b)	833,673	116,297,383
NuVasive Inc.(a)(b)	1,256,039	82,345,917
OraSure Technologies Inc.(a)(b)	1,730,007	20,189,182
Ortho Clinical Diagnostics Holdings PLC(b)	2,158,896	41,655,898
Orthofix Medical Inc.(b)	460,130	19,946,636
OrthoPediatrics Corp.(a)(b)	324,927	15,840,191
Outset Medical Inc.(a)(b)	250,291	13,613,327
PAVmed Inc.(a)(b)	1,429,689	6,347,819
Pulmonx Corp.(a)(b)	291,712	13,342,907
Pulse Biosciences Inc.(a)(b)	344,362	8,154,492
Quotient Ltd.(a)(b)	1,753,571	6,453,141
Repro-Med Systems Inc.(a)(b)	604,139	2,126,569
Retractable Technologies Inc.(a)(b)	350,516	4,493,615
Rockwell Medical Inc.(a)(b)	1,814,819	2,105,190
SeaSpine Holdings Corp.(b)	660,064	11,485,114
Shockwave Medical Inc.(a)(b)	698,839	91,030,768
SI-BONE Inc.(b)	697,648	22,192,183
Sientra Inc.(a)(b)	1,212,704	8,840,612
Silk Road Medical Inc.(a)(b)	678,440	34,362,986
Soliton Inc.(a)(b)	146,898	2,580,998
STAAR Surgical Co.(a)(b)	1,122,663	118,339,907
Stereotaxis Inc.(b)	1,118,142	7,513,914
Surgalign Holdings Inc.(a)(b)	2,199,827	4,795,623
Surmodics Inc.(b)	338,220	18,963,995
Tactile Systems Technology Inc.(a)(b)	446,757	24,343,789
Talis Biomedical Corp.(a)(b)	288,784	3,710,874
Tela Bio Inc.(a)(b)	133,230	1,985,127
TransMedics Group Inc.(a)(b)	616,241	25,567,839
Utah Medical Products Inc.	85,817	7,431,752
Vapotherm Inc.(a)(b)	504,843	12,126,329
Varex Imaging Corp.(a)(b)	963,018	19,732,239
Venus Concept Inc.(b)	417,238	980,509
ViewRay Inc.(a)(b)	2,884,163	12,546,109

76	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
VolitionRx Ltd.(a)(b)	592,409	$2,239,306
Zynex Inc.(a)(b)	458,716	7,004,593

		2,315,326,426

Health Care Providers & Services — 2.7%
1Life Healthcare Inc.(a)(b)	1,927,333	75,320,174
Accolade Inc.(a)(b)	768,892	34,884,630
AdaptHealth Corp.(a)(b)	1,808,347	66,474,836
Addus HomeCare Corp.(a)(b)	363,860	38,056,117
AMN Healthcare Services Inc.(b)	1,141,876	84,156,261
Apollo Medical Holdings Inc.(a)(b)	470,471	12,745,059
Apria Inc.(a)(b)	149,630	4,179,166
Avalon GloboCare Corp.(a)(b)	529,970	567,068
Biodesix Inc.(a)(b)	74,772	1,518,619
Brookdale Senior Living Inc.(b)	4,483,069	27,122,567
Castle Biosciences Inc.(a)(b)	352,319	24,119,759
Community Health Systems Inc.(b)	2,085,419	28,194,865
CorVel Corp.(b)	219,957	22,565,389
Covetrus Inc.(a)(b)	2,854,891	85,561,083
Cross Country Healthcare Inc.(b)	874,227	10,919,095
Ensign Group Inc. (The)	1,269,273	119,108,578
Enzo Biochem Inc.(a)(b)	1,064,783	3,662,854
Exagen Inc.(b)	119,749	2,095,608
Five Star Senior Living Inc.(a)(b)	421,950	2,582,334
Fulgent Genetics Inc.(a)(b)	329,704	31,856,000
Hanger Inc.(a)(b)	908,210	20,725,352
HealthEquity Inc.(a)(b)	1,965,448	133,650,464
InfuSystem Holdings Inc.(b)	346,634	7,057,468
Joint Corp. (The)(a)(b)	326,015	15,769,346
LHC Group Inc.(a)(b)	739,930	141,482,015
Magellan Health Inc.(a)(b)	583,825	54,435,843
MEDNAX Inc.(a)(b)	1,826,331	46,516,651
ModivCare Inc.(a)(b)	297,533	44,070,588
National HealthCare Corp.	310,603	24,199,080
National Research Corp.(a)	334,853	15,681,166
Ontrak Inc.(a)(b)	207,867	6,768,150
Option Care Health Inc.(a)(b)	2,061,997	36,579,827
Owens & Minor Inc.(a)	1,779,869	66,905,276
Patterson Companies Inc.	2,088,476	66,726,808
Pennant Group Inc. (The)(a)(b)	634,774	29,072,649
PetIQ Inc., Class A(a)(b)	514,953	18,157,243
Progenity Inc.(a)(b)	310,402	1,477,514
Progyny Inc.(a)(b)	646,321	28,767,748
R1 RCM Inc.(a)(b)	2,654,924	65,523,524
RadNet Inc.(b)	1,081,681	23,526,562
Select Medical Holdings Corp.(b)	2,655,035	90,536,693
Sharps Compliance Corp.(a)(b)	333,481	4,792,122
Surgery Partners Inc.(a)(b)	624,925	27,659,180
Tenet Healthcare Corp.(b)	2,558,496	133,041,792
Tivity Health Inc.(a)(b)	1,076,218	24,021,186
Triple-S Management Corp., Class B(b)	518,116	13,486,559
U.S. Physical Therapy Inc.(a)	311,212	32,397,169
Viemed Healthcare Inc.(a)(b)	861,125	8,714,585

		1,857,432,622

Health Care Technology — 1.1%
Allscripts Healthcare Solutions Inc.(a)(b)	3,850,321	57,812,570
Computer Programs & Systems Inc.(a)	330,906	10,125,724
Evolent Health Inc., Class A(a)(b)	1,856,299	37,497,240
Health Catalyst Inc.(a)(b)	833,495	38,982,561
HealthStream Inc.(a)(b)	641,197	14,324,341

Security	Shares	Value

Health Care Technology (continued)
HMS Holdings Corp.(b)	2,135,766	$78,969,948
Icad Inc.(b)	491,454	10,428,654
Inovalon Holdings Inc., Class A(a)(b)	1,826,927	52,578,959
Inspire Medical Systems Inc.(a)(b)	641,572	132,798,988
NantHealth Inc.(a)(b)	672,091	2,157,412
NextGen Healthcare Inc.(a)(b)	1,353,020	24,489,662
Omnicell Inc.(a)(b)	1,039,962	135,059,865
OptimizeRx Corp.(a)(b)	394,849	19,248,889
Phreesia Inc.(b)	820,072	42,725,751
Schrodinger Inc.(a)(b)	733,998	55,996,707
Simulations Plus Inc.(a)	366,109	23,152,733
Tabula Rasa HealthCare Inc.(a)(b)	529,838	24,399,040
Vocera Communications Inc.(a)(b)	788,049	30,308,364

		791,057,408

Hotels, Restaurants & Leisure — 4.0%
Accel Entertainment Inc.(a)(b)	1,213,803	13,266,867
Bally’s Corp	445,527	28,950,344
Biglari Holdings Inc., Class A(b)	1,522	1,028,141
Biglari Holdings Inc., Class B, NVS(a)(b)	26,818	3,560,358
BJ’s Restaurants Inc.(a)(b)	540,993	31,420,873
Bloomin’ Brands Inc.	2,139,390	57,870,500
Bluegreen Vacations Corp.	152,587	1,644,888
Bluegreen Vacations Holding Corp., Class A(b)	248,763	4,612,066
Boyd Gaming Corp.(b)	1,989,711	117,313,361
Brinker International Inc.	1,099,419	78,124,714
Caesars Entertainment Inc.(a)(b)	4,398,341	384,634,920
Carrols Restaurant Group Inc.(a)(b)	936,029	5,602,134
Century Casinos Inc.(a)(b)	683,619	7,020,767
Cheesecake Factory Inc. (The)(a)	1,040,299	60,867,895
Churchill Downs Inc.(a)	930,367	211,584,063
Chuy’s Holdings Inc.(a)(b)	474,863	21,045,928
Cracker Barrel Old Country Store Inc	579,948	100,261,410
Dave & Buster’s Entertainment Inc.(b)	1,080,949	51,777,457
Del Taco Restaurants Inc.	790,732	7,575,213
Denny’s Corp.(a)(b)	1,527,592	27,664,691
Dine Brands Global Inc.	385,004	34,661,910
El Pollo Loco Holdings Inc.(a)(b)	459,604	7,408,817
Everi Holdings Inc.(a)(b)	1,999,799	28,217,164
Fiesta Restaurant Group Inc.(b)	460,530	5,798,073
GAN Ltd.(a)(b)	772,320	14,056,224
Golden Entertainment Inc.(b)	409,982	10,356,145
Hilton Grand Vacations Inc.(a)(b)	2,091,539	78,411,797
International Game Technology PLC	2,460,260	39,487,173
Jack in the Box Inc.	561,354	61,625,442
Kura Sushi USA Inc., Class A(a)(b)	83,547	2,643,427
Lindblad Expeditions Holdings Inc.(a)(b)	651,771	12,318,472
Marriott Vacations Worldwide Corp.	992,605	172,891,939
Monarch Casino & Resort Inc.(a)(b)	310,148	18,801,172
Nathan’s Famous Inc.	74,344	4,690,363
NEOGAMES SA(a)(b)	117,982	4,220,216
Noodles & Co., Class A(a)(b)	789,830	8,174,741
Papa John’s International Inc.	799,509	70,868,478
Penn National Gaming Inc.(a)(b)	3,806,754	399,100,089
PlayAGS Inc.(a)(b)	650,077	5,252,622
RCI Hospitality Holdings Inc.(a)	206,351	13,121,860
Red Robin Gourmet Burgers Inc.(a)(b)	380,058	15,160,514
Red Rock Resorts Inc., Class A	1,608,888	52,433,660
Ruth’s Hospitality Group Inc.	800,443	19,875,000
Scientific Games Corp./DE, Class A(a)(b)	1,398,966	53,888,170
SeaWorld Entertainment Inc.(a)(b)	1,234,154	61,300,429

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Shake Shack Inc., Class A(a)(b)	859,883	$96,969,006
Target Hospitality Corp.(a)(b)	808,738	2,029,932
Texas Roadhouse Inc.	1,608,327	154,302,892
Wingstop Inc.(a)	722,706	91,906,522

		2,755,798,839

Household Durables — 2.2%
Beazer Homes USA Inc.(b)	698,542	14,613,499
Casper Sleep Inc.(a)(b)	693,751	5,022,757
Cavco Industries Inc.(a)(b)	226,558	51,113,750
Century Communities Inc.(a)(b)	712,716	42,991,029
Ethan Allen Interiors Inc.	546,106	15,077,987
GoPro Inc., Class A(a)(b)	3,036,254	35,341,996
Green Brick Partners Inc.(a)(b)	724,950	16,441,866
Hamilton Beach Brands Holding Co., Class A	167,790	3,042,033
Helen of Troy Ltd.(a)(b)	598,051	125,985,424
Hooker Furniture Corp.	295,249	10,764,778
Installed Building Products Inc.	559,556	62,043,569
iRobot Corp.(a)(b)	675,243	82,501,190
KB Home	2,184,297	101,635,339
La-Z-Boy Inc.	1,082,037	45,964,932
Legacy Housing Corp.(b)	193,147	3,424,496
LGI Homes Inc.(a)(b)	543,667	81,174,920
Lifetime Brands Inc.	304,334	4,470,666
Lovesac Co. (The)(a)(b)	253,658	14,357,043
M/I Homes Inc.(b)	688,209	40,652,506
MDC Holdings Inc.	1,373,477	81,584,534
Meritage Homes Corp.(a)(b)	905,176	83,203,778
Purple Innovation Inc., Class A(a)(b)	782,364	24,761,821
Skyline Champion Corp.(a)(b)	1,287,640	58,278,586
Sonos Inc.(a)(b)	2,933,411	109,914,910
Taylor Morrison Home Corp.(a)(b)	3,082,123	94,960,210
TopBuild Corp.(a)(b)	806,574	168,920,793
TRI Pointe Homes Inc.(b)	3,065,767	62,419,016
Tupperware Brands Corp.(b)	1,217,527	32,154,888
Turtle Beach Corp.(a)(b)	350,161	9,338,794
Universal Electronics Inc.(b)	329,135	18,092,551
VOXX International Corp., Class A(a)(b)	514,083	9,798,422

		1,510,048,083

Household Products — 0.2%
Central Garden & Pet Co.(a)(b)	245,659	14,250,679
Central Garden & Pet Co., Class A, NVS(a)(b)	956,608	49,638,389
Oil-Dri Corp. of America	126,153	4,344,709
WD-40 Co.(a)	333,550	102,126,339

		170,360,116

Independent Power and Renewable Electricity Producers — 0.5%
Atlantic Power Corp.(b)	2,056,851	5,944,299
Brookfield Renewable Corp., Class A	3,140,065	146,955,042
Clearway Energy Inc., Class A	895,359	23,735,967
Clearway Energy Inc., Class C	1,977,071	55,634,778
Ormat Technologies Inc.(a)	1,069,648	83,999,458
Sunnova Energy International Inc.(a)(b)	1,366,981	55,800,164

		372,069,708

Industrial Conglomerates — 0.0%
Raven Industries Inc.	872,903	33,458,372

Insurance — 1.9%
Ambac Financial Group Inc.(b)	1,120,526	18,757,605
American Equity Investment Life Holding Co.	2,002,362	63,134,474
AMERISAFE Inc.	490,154	31,369,856

Security	Shares	Value

Insurance (continued)
Argo Group International Holdings Ltd.	817,332	$41,128,146
BRP Group Inc., Class A(a)(b)	1,041,128	28,370,738
Citizens Inc./TX, Class A(a)(b)	1,233,934	7,144,478
CNO Financial Group Inc.	3,360,875	81,635,654
Crawford & Co., Class A, NVS	466,423	4,967,405
Donegal Group Inc., Class A	294,606	4,377,845
eHealth Inc.(a)(b)	633,258	46,056,854
Employers Holdings Inc.	627,467	27,018,729
Enstar Group Ltd.(a)(b)	297,561	73,417,226
FBL Financial Group Inc., Class A	237,830	13,299,454
FedNat Holding Co.	299,874	1,388,417
Genworth Financial Inc., Class A(b)	12,477,328	41,424,729
Goosehead Insurance Inc., Class A	325,388	34,875,086
Greenlight Capital Re Ltd., Class A(a)(b)	697,342	6,066,875
HCI Group Inc.	150,697	11,576,544
Heritage Insurance Holdings Inc.	651,524	7,218,886
Horace Mann Educators Corp.	929,702	40,172,423
Independence Holding Co.	121,874	4,856,679
Investors Title Co.	35,311	5,861,626
James River Group Holdings Ltd.	678,823	30,967,905
Kinsale Capital Group Inc.(a)	520,849	85,835,915
MBIA Inc.(a)(b)	1,228,540	11,818,555
National Western Life Group Inc., Class A	64,234	15,994,266
NI Holdings Inc.(b)	236,915	4,378,189
Palomar Holdings Inc.(b)	499,998	33,519,866
ProAssurance Corp.(a)	1,159,638	31,031,913
ProSight Global Inc.(b)	271,866	3,425,512
Protective Insurance Corp., Class B, NVS	232,217	5,310,803
RLI Corp.	976,458	108,943,419
Safety Insurance Group Inc.	328,568	27,681,854
Selective Insurance Group Inc.	1,452,173	105,340,629
Selectquote Inc.(a)(b)	3,170,493	93,561,248
SiriusPoint Ltd.(a)(b)	2,068,034	21,031,906
State Auto Financial Corp.	460,113	9,068,827
Stewart Information Services Corp.	612,682	31,877,844
Tiptree Inc.	697,636	6,243,842
Trean Insurance Group Inc.(a)(b)	268,384	4,334,402
Trupanion Inc.(a)(b)	744,959	56,773,325
United Fire Group Inc.	535,486	18,634,913
United Insurance Holdings Corp.	495,888	3,575,353
Universal Insurance Holdings Inc.	678,877	9,735,096
Vericity Inc.(a)(b)	50,505	499,494
Watford Holdings Ltd.(b)	416,591	14,418,215

		1,328,123,020

Interactive Media & Services — 0.4%
Cargurus Inc.(a)(b)	2,144,244	51,097,335
Cars.com Inc.(a)(b)	1,649,823	21,381,706
DHI Group Inc.(a)(b)	1,251,276	4,191,775
Eventbrite Inc., Class A(a)(b)	1,571,593	34,826,501
EverQuote Inc., Class A(a)(b)	345,938	12,554,090
Liberty TripAdvisor Holdings Inc., Class A(a)(b)	1,777,114	11,337,987
MediaAlpha Inc., Class A(a)(b)	435,867	15,442,768
QuinStreet Inc.(a)(b)	1,164,615	23,641,684
TrueCar Inc.(a)(b)	2,638,522	12,625,328
Yelp Inc.(a)(b)	1,762,612	68,741,868

		255,841,042

Internet & Direct Marketing Retail — 0.8%
1-800-Flowers.com Inc., Class A(a)(b)	646,296	17,844,233
CarParts.com Inc.(a)(b)	834,312	11,913,975

78	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Duluth Holdings Inc., Class B(a)(b)	257,363	$4,359,729
Groupon Inc.(a)(b)	569,113	28,765,817
Lands’ End Inc.(a)(b)	288,500	7,157,685
Liquidity Services Inc.(a)(b)	648,800	12,054,704
Magnite Inc.(a)(b)	2,704,865	112,549,433
Overstock.com Inc.(a)(b)	1,045,569	69,279,402
PetMed Express Inc.	479,081	16,851,674
Quotient Technology Inc.(a)(b)	2,126,147	34,741,242
RealReal Inc. (The)(a)(b)	1,559,126	35,283,021
Shutterstock Inc.	532,702	47,431,786
Stamps.com Inc.(a)(b)	415,966	82,989,377
Stitch Fix Inc., Class A(a)(b)	1,449,708	71,818,534
Waitr Holdings Inc.(a)(b)	2,079,453	6,092,797

		559,133,409

IT Services — 1.5%
Brightcove Inc.(a)(b)	987,178	19,862,021
Cardtronics PLC, Class A(b)	877,567	34,049,600
Cass Information Systems Inc.	358,713	16,597,651
Conduent Inc.(b)	4,047,452	26,956,030
CSG Systems International Inc.	789,517	35,441,418
EVERTEC Inc.	1,465,579	54,548,850
Evo Payments Inc., Class A(a)(b)	1,089,585	29,985,379
ExlService Holdings Inc.(a)(b)	812,197	73,227,682
GreenSky Inc., Class A(a)(b)	1,561,605	9,666,335
Grid Dynamics Holdings Inc.(b)	637,977	10,162,974
GTT Communications Inc.(a)(b)	794,512	1,453,957
Hackett Group Inc. (The)	647,192	10,607,477
I3 Verticals Inc., Class A(a)(b)	445,756	13,874,156
IBEX Holdings Ltd.(b)	121,948	2,682,856
Information Services Group Inc.(a)(b)	856,336	3,767,878
International Money Express Inc.(b)	691,857	10,384,774
Limelight Networks Inc.(a)(b)	2,953,099	10,542,563
LiveRamp Holdings Inc.(b)	1,603,288	83,178,581
MAXIMUS Inc.	1,487,947	132,486,801
MoneyGram International Inc.(b)	1,183,849	7,777,888
NIC Inc.	1,601,429	54,336,486
Paysign Inc.(a)(b)	784,003	3,426,093
Perficient Inc.(a)(b)	795,657	46,720,979
Perspecta Inc.	3,400,268	98,777,785
PFSweb Inc.(a)(b)	346,459	2,338,598
Priority Technology Holdings Inc.(a)(b)	159,635	1,107,867
Rackspace Technology Inc.(a)(b)	841,325	20,006,709
Repay Holdings Corp.(a)(b)	1,609,549	37,792,211
ServiceSource International Inc.(b)	2,055,924	3,022,208
StarTek Inc.(a)(b)	397,434	3,159,600
Sykes Enterprises Inc.(a)(b)	935,802	41,250,152
TTEC Holdings Inc.	440,135	44,211,561
Tucows Inc., Class A(a)(b)	233,311	18,081,603
Unisys Corp.(a)(b)	1,517,641	38,578,434
Verra Mobility Corp.(a)(b)	3,237,817	43,823,853

		1,043,889,010

Leisure Products — 0.6%
Acushnet Holdings Corp.	836,150	34,558,079
American Outdoor Brands Inc.(a)(b)	344,131	8,672,101
Callaway Golf Co.	2,283,528	61,084,374
Clarus Corp.	505,383	8,616,780
Escalade Inc.	275,859	5,768,212
Johnson Outdoors Inc., Class A	128,157	18,294,412
Malibu Boats Inc., Class A(a)(b)	508,703	40,533,455

Security	Shares	Value

Leisure Products (continued)
Marine Products Corp.	151,711	$2,468,338
MasterCraft Boat Holdings Inc.(b)	445,563	11,847,520
Nautilus Inc.(a)(b)	761,452	11,909,109
Smith & Wesson Brands Inc.	1,342,930	23,434,129
Sturm Ruger & Co. Inc.	409,204	27,036,108
Vista Outdoor Inc.(a)(b)	1,427,966	45,794,870
YETI Holdings Inc.(a)(b)	1,956,487	141,277,926

		441,295,413

Life Sciences Tools & Services — 0.9%
Champions Oncology Inc.(b)	154,957	1,751,014
ChromaDex Corp.(a)(b)	1,024,803	9,571,660
Codexis Inc.(a)(b)	1,403,085	32,116,616
Contra Aduro Biotech I(b)(c)	272,340	817,020
Fluidigm Corp.(a)(b)	1,938,063	8,760,045
Harvard Bioscience Inc.(a)(b)	906,485	4,949,408
Luminex Corp.	1,044,690	33,325,611
Medpace Holdings Inc.(a)(b)	678,465	111,302,183
NanoString Technologies Inc.(a)(b)	1,083,402	71,190,346
NeoGenomics Inc.(a)(b)	2,651,892	127,900,751
Pacific Biosciences of California Inc.(a)(b)	4,464,055	148,697,672
Personalis Inc.(a)(b)	646,407	15,908,076
Quanterix Corp.(a)(b)	586,113	34,270,027
Seer Inc.(a)(b)	338,453	16,929,419

		617,489,848

Machinery — 3.7%
Agrify Corp.(a)(b)	115,272	1,438,595
Alamo Group Inc.	239,588	37,411,666
Albany International Corp., Class A	750,918	62,679,125
Altra Industrial Motion Corp.(a)	1,579,327	87,368,370
Astec Industries Inc.	549,560	41,447,815
Barnes Group Inc.	1,151,029	57,021,977
Blue Bird Corp.(b)	377,143	9,439,889
Chart Industries Inc.(a)(b)	884,596	125,922,241
CIRCOR International Inc.(b)	495,423	17,250,629
Columbus McKinnon Corp./NY(a)	572,964	30,229,581
Douglas Dynamics Inc.	561,239	25,901,180
Eastern Co. (The)	125,832	3,372,298
Energy Recovery Inc.(a)(b)	969,096	17,773,221
Enerpac Tool Group Corp.	1,419,288	37,071,802
EnPro Industries Inc.	503,496	42,933,104
ESCO Technologies Inc.	625,961	68,160,893
Evoqua Water Technologies Corp.(a)(b)	2,802,393	73,702,936
ExOne Co. (The)(a)(b)	349,475	10,959,536
Federal Signal Corp.	1,459,792	55,910,034
Franklin Electric Co. Inc.	1,126,939	88,960,565
Gencor Industries Inc.(b)	228,837	3,068,704
Gorman-Rupp Co. (The)	434,883	14,398,976
Graham Corp.	232,007	3,303,780
Greenbrier Companies Inc. (The)	789,661	37,287,792
Helios Technologies Inc.(a)	759,027	55,310,297
Hillenbrand Inc.	1,813,539	86,523,946
Hurco Companies Inc.	151,548	5,349,644
Hydrofarm Holdings Group Inc.(a)(b)	235,971	14,233,771
Hyster-Yale Materials Handling Inc.	244,361	21,288,730
John Bean Technologies Corp.(a)	766,048	102,144,840
Kadant Inc.	278,661	51,555,072
Kennametal Inc.	2,038,381	81,474,089
LB Foster Co., Class A(b)	249,510	4,466,229
Lindsay Corp.	264,459	44,064,159

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Luxfer Holdings PLC	680,063	$14,471,741
Lydall Inc.(a)(b)	423,435	14,286,697
Manitowoc Co. Inc. (The)(a)(b)	825,739	17,026,738
Mayville Engineering Co. Inc.(b)	212,569	3,056,742
Meritor Inc.(a)(b)	1,685,388	49,584,115
Miller Industries Inc./TN	278,010	12,841,282
Mueller Industries Inc.	1,363,215	56,368,940
Mueller Water Products Inc., Class A	3,785,759	52,584,192
Navistar International Corp.(a)(b)	1,220,718	53,748,213
NN Inc.(b)	1,038,516	7,342,308
Omega Flex Inc.	74,556	11,770,901
Park-Ohio Holdings Corp.	218,345	6,875,684
Proto Labs Inc.(a)(b)	654,948	79,739,919
RBC Bearings Inc.(a)(b)	602,595	118,572,618
REV Group Inc.	685,930	13,142,419
Rexnord Corp.	2,943,864	138,626,556
Shyft Group Inc. (The)(a)	840,258	31,257,598
SPX Corp.(b)	1,050,567	61,216,539
SPX FLOW Inc.(a)	1,041,283	65,944,452
Standex International Corp.	298,336	28,511,971
Tennant Co.	441,125	35,241,476
Terex Corp.	1,649,890	76,010,432
TriMas Corp.(a)(b)	1,018,441	30,879,131
Wabash National Corp.	1,294,066	24,328,441
Watts Water Technologies Inc., Class A	666,570	79,195,182
Welbilt Inc.(a)(b)	3,162,043	51,383,199

		2,553,432,972

Marine — 0.2%
Costamare Inc.	1,263,681	12,156,611
Eagle Bulk Shipping Inc.(a)(b)	160,808	5,808,385
Eneti Inc.	202,929	4,267,597
Genco Shipping & Trading Ltd.	406,117	4,093,659
Matson Inc.	1,050,489	70,067,616
Pangaea Logistics Solutions Ltd.	269,605	851,952
Safe Bulkers Inc.(a)(b)	1,257,708	3,081,385
SEACOR Holdings Inc.(a)(b)	493,273	20,100,875

		120,428,080

Media — 0.8%
AMC Networks Inc., Class A(a)(b)	693,851	36,885,119
Boston Omaha Corp., Class A(a)(b)	329,132	9,729,142
Cardlytics Inc.(a)(b)	731,648	80,261,786
comScore Inc.(a)(b)	1,460,299	5,344,694
Daily Journal Corp.(a)(b)	29,016	9,182,113
Emerald Holding Inc.	627,429	3,463,408
Entercom Communications Corp., Class A	2,884,461	15,143,420
Entravision Communications Corp., Class A	1,521,990	6,148,840
EW Scripps Co. (The), Class A, NVS	1,364,601	26,295,861
Fluent Inc.(a)(b)	1,043,347	4,277,723
Gannett Co. Inc.(b)	3,295,642	17,730,554
Gray Television Inc.	2,109,149	38,808,342
Hemisphere Media Group Inc., Class A(b)	377,649	4,399,611
Iheartmedia Inc., Class A(a)(b)	1,489,403	27,032,664
Loral Space & Communications Inc.	330,609	12,454,041
Meredith Corp.	970,326	28,896,308
MSG Networks Inc., Class A(a)(b)	722,468	10,865,919
National CineMedia Inc.	1,566,504	7,237,248
Saga Communications Inc., Class A(a)	108,859	2,378,569
Scholastic Corp., NVS	716,401	21,570,834
Sinclair Broadcast Group Inc., Class A	1,081,818	31,653,995

Security	Shares	Value

Media (continued)
TechTarget Inc.(a)(b)	579,227	$40,227,315
TEGNA Inc.	5,350,306	100,746,262
Tribune Publishing Co.	390,091	7,017,737
WideOpenWest Inc.(a)(b)	1,281,074	17,409,796

		565,161,301

Metals & Mining — 1.9%
Alcoa Corp.(a)(b)	4,579,052	148,773,399
Allegheny Technologies Inc.(a)(b)	3,103,506	65,359,836
Arconic Corp.(b)	2,433,423	61,784,610
Caledonia Mining Corp. PLC(a)	287,265	4,105,017
Carpenter Technology Corp.	1,164,164	47,905,349
Century Aluminum Co.(b)	1,250,733	22,087,945
Cleveland-Cliffs Inc.	10,990,828	221,025,551
Coeur Mining Inc.(a)(b)	5,917,644	53,436,325
Commercial Metals Co.	2,894,196	89,257,005
Compass Minerals International Inc.	827,256	51,885,496
Ferroglobe PLC(b)(c)	1,289,900	13
Gatos Silver Inc.(a)(b)	552,038	5,503,819
Gold Resource Corp.	1,645,534	4,344,210
Haynes International Inc.	312,051	9,258,553
Hecla Mining Co.(a)	12,760,905	72,609,549
Kaiser Aluminum Corp.	382,138	42,226,249
Materion Corp.	489,741	32,440,444
NovaGold Resources Inc.(a)(b)	5,799,243	50,801,369
Olympic Steel Inc.(a)	231,559	6,819,412
Ryerson Holding Corp.(a)(b)	427,704	7,288,076
Schnitzer Steel Industries Inc., Class A	640,151	26,751,910
SunCoke Energy Inc.	2,028,970	14,223,080
TimkenSteel Corp.(a)(b)	1,100,109	12,926,281
United States Steel Corp.(a)	6,385,821	167,116,936
Warrior Met Coal Inc.	1,279,775	21,922,546
Worthington Industries Inc.	853,747	57,277,886

		1,297,130,866

Mortgage Real Estate Investment — 1.2%
Apollo Commercial Real Estate Finance Inc.	3,441,424	48,076,693
Arbor Realty Trust Inc.	2,848,021	45,283,534
Ares Commercial Real Estate Corp.	756,503	10,379,221
Arlington Asset Investment Corp., Class A(b)	854,076	3,450,467
ARMOUR Residential REIT Inc.	1,509,692	18,418,242
Blackstone Mortgage Trust Inc., Class A	3,394,988	105,244,628
Broadmark Realty Capital Inc.	3,187,250	33,338,635
Capstead Mortgage Corp.	2,389,383	14,885,856
Cherry Hill Mortgage Investment Corp.	404,767	3,780,524
Chimera Investment Corp.	4,695,055	59,627,199
Colony Credit Real Estate Inc.	2,049,982	17,465,847
Dynex Capital Inc.	552,660	10,461,854
Ellington Financial Inc.	1,006,459	16,113,409
Ellington Residential Mortgage REIT	225,103	2,771,018
Granite Point Mortgage Trust Inc.	1,318,983	15,788,227
Great Ajax Corp.	533,786	5,818,267
Hannon Armstrong Sustainable Infrastructure Capital Inc.	1,799,494	100,951,614
Invesco Mortgage Capital Inc.	5,743,823	23,032,730
KKR Real Estate Finance Trust Inc.	712,228	13,097,873
Ladder Capital Corp.	2,612,309	30,825,246
MFA Financial Inc.	11,048,146	44,965,954
New York Mortgage Trust Inc.	9,194,315	41,098,588
Orchid Island Capital Inc.	1,900,630	11,422,786
PennyMac Mortgage Investment Trust	2,402,005	47,079,298

80	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment (continued)
Ready Capital Corp.	1,356,315	$18,201,747
Redwood Trust Inc.	2,725,040	28,367,666
TPG RE Finance Trust Inc.	1,486,144	16,644,813
Two Harbors Investment Corp.	6,758,592	49,540,479
Western Asset Mortgage Capital Corp.	1,491,803	4,758,852

		840,891,267

Multi-Utilities — 0.4%
Avista Corp.	1,682,941	80,360,433
Black Hills Corp.	1,521,427	101,585,681
NorthWestern Corp.	1,242,395	81,004,154
Unitil Corp.	360,651	16,478,144

		279,428,412

Multiline Retail — 0.3%
Big Lots Inc.(a)	911,451	62,252,103
Dillard’s Inc., Class A	174,568	16,858,032
Franchise Group Inc.(a)	540,262	19,508,861
Macy’s Inc.	6,593,162	106,743,293

		205,362,289

Oil, Gas & Consumable Fuels — 1.8%
Adams Resources & Energy Inc.(a)	48,623	1,361,930
Antero Resources Corp.(a)(b)	5,945,221	60,641,254
Arch Resources Inc.	376,575	15,665,520
Ardmore Shipping Corp.	835,859	3,794,800
Berry Corp.	1,767,692	9,739,983
Bonanza Creek Energy Inc.(a)(b)	487,863	17,431,345
Brigham Minerals Inc., Class A	1,037,583	15,190,215
Clean Energy Fuels Corp.(a)(b)	3,170,744	43,566,023
CNX Resources Corp.(a)(b)	5,341,617	78,521,770
Comstock Resources Inc.(a)(b)	570,332	3,159,639
CONSOL Energy Inc.(a)(b)	741,735	7,209,664
Contango Oil & Gas Co.(a)(b)	2,851,158	11,119,516
CVR Energy Inc.(a)	796,471	15,276,314
Delek U.S. Holdings Inc.	1,577,492	34,357,776
DHT Holdings Inc.	2,699,504	16,008,059
Diamond S Shipping Inc.(a)(b)	672,277	6,742,938
Dorian LPG Ltd.(a)(b)	884,738	11,616,610
Earthstone Energy Inc., Class A(a)(b)	465,705	3,329,791
Energy Fuels Inc./Canada(a)(b)	3,345,049	18,999,878
Escrow PetroCorp.(b)(c)	26,106	0	(e)
Evolution Petroleum Corp.	838,747	2,834,965
Falcon Minerals Corp.	1,105,694	4,964,566
Frontline Ltd./Bermuda	2,913,554	20,831,911
Golar LNG Ltd.(b)	2,479,550	25,365,797
Goodrich Petroleum Corp.(a)(b)	203,212	1,922,386
Green Plains Inc.(b)	835,474	22,616,281
International Seaways Inc.	593,484	11,501,720
Kosmos Energy Ltd.	9,848,021	30,233,424
Magnolia Oil & Gas Corp., Class A(a)(b)	3,091,559	35,491,097
Matador Resources Co.(a)	2,700,634	63,329,867
NACCO Industries Inc., Class A	68,183	1,701,166
NextDecade Corp.(a)(b)	503,311	1,343,840
Nordic American Tankers Ltd.(a)	3,723,990	12,102,968
Overseas Shipholding Group Inc., Class A(a)(b)	1,273,328	2,623,056
Ovintiv Inc.	6,415,815	152,824,713
Par Pacific Holdings Inc.(a)(b)	1,074,852	15,176,910
PBF Energy Inc., Class A	2,363,773	33,447,388
PDC Energy Inc.(a)(b)	2,441,457	83,986,121
Peabody Energy Corp.(b)	1,643,843	5,030,160
Penn Virginia Corp.(a)(b)	384,406	5,151,040

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
PrimeEnergy Resources Corp.(a)(b)	12,693	$664,986
Range Resources Corp.(b)	5,245,316	54,184,114
Renewable Energy Group Inc.(a)(b)	776,485	51,279,069
REX American Resources Corp.(b)	144,366	12,151,286
Scorpio Tankers Inc.	1,230,790	22,720,383
SFL Corp. Ltd.	2,291,078	18,374,446
SM Energy Co.(a)	2,791,622	45,698,852
Southwestern Energy Co.(a)(b)	15,844,385	73,676,390
Talos Energy Inc.(b)	325,612	3,920,369
Tellurian Inc.(a)(b)	4,344,512	10,166,158
Uranium Energy Corp.(a)(b)	4,814,708	13,770,065
W&T Offshore Inc.(a)(b)	2,371,951	8,515,304
Whiting Petroleum Corp.(a)(b)	46,848	1,660,762
World Fuel Services Corp.	1,569,518	55,247,034

		1,278,241,619

Paper & Forest Products — 0.4%
Clearwater Paper Corp.(a)(b)	406,603	15,296,405
Domtar Corp.	1,345,159	49,703,625
Glatfelter Corp.	1,078,832	18,501,969
Louisiana-Pacific Corp.	2,688,524	149,105,541
Neenah Inc.	410,678	21,100,636
Schweitzer-Mauduit International Inc.	763,133	37,370,623
Verso Corp., Class A	772,802	11,275,181

		302,353,980

Personal Products — 0.4%
BellRing Brands Inc., Class A(a)(b)	957,993	22,618,215
Edgewell Personal Care Co.	1,327,833	52,582,187
elf Beauty Inc.(a)(b)	1,114,371	29,898,574
Inter Parfums Inc.	441,129	31,289,280
Lifevantage Corp.(a)(b)	308,800	2,887,280
Medifast Inc.	276,803	58,632,411
Nature’s Sunshine Products Inc.	186,779	3,728,109
Revlon Inc., Class A(a)(b)	142,787	1,760,563
USANA Health Sciences Inc.(a)(b)	279,360	27,265,536
Veru Inc.(b)	1,361,116	14,666,025

		245,328,180

Pharmaceuticals — 1.5%
AcelRx Pharmaceuticals Inc.(a)(b)	2,366,980	4,023,866
Aerie Pharmaceuticals Inc.(a)(b)	930,037	16,619,761
Agile Therapeutics Inc.(a)(b)	1,674,766	3,483,513
Amneal Pharmaceuticals Inc.(a)(b)	2,419,404	16,282,589
Amphastar Pharmaceuticals Inc.(a)(b)	903,176	16,546,184
Angion Biomedica Corp.(a)(b)	113,315	2,047,602
ANI Pharmaceuticals Inc.(a)(b)	245,846	8,884,874
Aquestive Therapeutics Inc.(a)(b)	471,504	2,451,821
Arvinas Inc.(a)(b)	885,340	58,520,974
Atea Pharmaceuticals Inc.(a)(b)	353,825	21,848,694
Athira Pharma Inc.(a)(b)	303,607	5,586,369
Avenue Therapeutics Inc.(a)(b)	146,515	889,346
Axsome Therapeutics Inc.(a)(b)	688,209	38,966,394
Aytu BioPharma Inc.(a)(b)	479,422	3,643,607
BioDelivery Sciences International Inc.(a)(b)	2,188,300	8,556,253
Cara Therapeutics Inc.(a)(b)	995,679	21,616,191
Cassava Sciences Inc.(a)(b)	802,726	36,082,534
Cerecor Inc.(b)	964,267	2,912,086
Chiasma Inc.(a)(b)	1,228,383	3,844,839
Collegium Pharmaceutical Inc.(a)(b)	855,062	20,264,969
Corcept Therapeutics Inc.(a)(b)	2,383,713	56,708,532
CorMedix Inc.(a)(b)	782,556	7,817,734

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Cymabay Therapeutics Inc.(a)(b)	1,727,288	$7,841,888
Durect Corp.(a)(b)	5,032,783	9,964,910
Eloxx Pharmaceuticals Inc.(a)(b)	622,961	2,068,231
Endo International PLC(a)(b)	5,494,333	40,713,008
Eton Pharmaceuticals Inc.(a)(b)	349,669	2,559,577
Evofem Biosciences Inc.(a)(b)	1,885,569	3,299,746
Evolus Inc.(a)(b)	573,514	7,449,947
Fulcrum Therapeutics Inc.(a)(b)	362,542	4,270,745
Graybug Vision Inc.(a)(b)	149,830	831,557
Harmony Biosciences Holdings Inc.(a)(b)	144,235	4,765,524
Harrow Health Inc.(a)(b)	533,733	3,602,698
IMARA Inc.(a)(b)	176,891	1,492,960
Innoviva Inc.(a)(b)	1,510,530	18,050,834
Intra-Cellular Therapies Inc.(a)(b)	1,630,283	55,315,502
Kala Pharmaceuticals Inc.(a)(b)	966,506	6,514,250
Kaleido Biosciences Inc.(a)(b)	282,512	2,288,347
Landos Biopharma Inc.(a)(b)	118,748	1,143,543
Lannett Co. Inc.(a)(b)	830,929	4,387,305
Liquidia Corp.(a)(b)	643,700	1,731,553
Lyra Therapeutics Inc.(a)(b)	169,253	1,961,642
Marinus Pharmaceuticals Inc.(a)(b)	696,422	10,780,613
NGM Biopharmaceuticals Inc.(b)	610,448	17,745,723
Ocular Therapeutix Inc.(a)(b)	1,775,392	29,134,183
Odonate Therapeutics Inc.(a)(b)	378,972	1,296,084
Omeros Corp.(a)(b)	1,475,166	26,257,955
Optinose Inc.(a)(b)	915,430	3,377,937
Osmotica Pharmaceuticals PLC(a)(b)	305,651	996,422
Pacira BioSciences Inc.(a)(b)	1,044,334	73,197,370
Paratek Pharmaceuticals Inc.(a)(b)	1,093,187	7,717,900
Phathom Pharmaceuticals Inc.(a)(b)	278,582	10,463,540
Phibro Animal Health Corp., Class A	523,860	12,782,184
Pliant Therapeutics Inc.(a)(b)	563,809	22,174,608
Prestige Consumer Healthcare Inc.(a)(b)	1,223,542	53,933,731
Provention Bio Inc.(a)(b)	1,289,184	13,529,986
Recro Pharma Inc.(a)(b)	499,186	1,392,729
Relmada Therapeutics Inc.(a)(b)	354,184	12,470,819
Revance Therapeutics Inc.(a)(b)	1,564,243	43,720,592
Satsuma Pharmaceuticals Inc.(b)	231,264	1,366,770
scPharmaceuticals Inc.(b)	129,613	861,926
SIGA Technologies Inc.(a)(b)	1,322,075	8,593,488
Strongbridge Biopharma PLC(a)(b)	994,646	2,745,223
Supernus Pharmaceuticals Inc.(a)(b)	1,201,158	31,446,316
Tarsus Pharmaceuticals Inc.(a)(b)	143,531	4,626,004
Terns Pharmaceuticals Inc.(a)(b)	184,618	4,061,596
TherapeuticsMD Inc.(a)(b)	8,071,493	10,815,801
Theravance Biopharma Inc.(a)(b)	1,144,981	23,369,062
Tricida Inc.(a)(b)	714,997	3,782,334
Verrica Pharmaceuticals Inc.(a)(b)	346,337	5,247,006
VYNE Therapeutics Inc.(a)(b)	981,796	6,720,394
WaVe Life Sciences Ltd.(b)	791,367	4,439,569
Xeris Pharmaceuticals Inc.(a)(b)	1,137,655	5,130,824
Zogenix Inc.(a)(b)	1,377,799	26,894,636

		1,018,925,824

Professional Services — 1.5%
Acacia Research Corp.(a)(b)	989,396	6,579,483
Akerna Corp.(a)(b)	450,365	2,224,803
ASGN Inc.(a)(b)	1,246,081	118,925,971
Barrett Business Services Inc.	188,716	12,994,984
BGSF Inc.	216,611	3,032,554
CBIZ Inc.(b)	1,249,346	40,803,640

Security	Shares	Value

Professional Services (continued)
CRA International Inc.	186,712	$13,936,184
Exponent Inc.	1,249,721	121,785,311
Forrester Research Inc.(a)(b)	272,814	11,589,139
Franklin Covey Co.(a)(b)	318,368	9,006,631
GP Strategies Corp.(a)(b)	320,941	5,600,420
Heidrick & Struggles International Inc.	474,354	16,943,925
Huron Consulting Group Inc.(a)(b)	556,346	28,028,711
ICF International Inc.	446,894	39,058,536
Insperity Inc.	878,254	73,544,990
KBR Inc.	3,488,340	133,917,373
Kelly Services Inc., Class A, NVS	830,589	18,497,217
Kforce Inc.	486,211	26,060,910
Korn Ferry(a)	1,323,763	82,563,098
ManTech International Corp./VA, Class A	666,250	57,930,438
Mastech Digital Inc.(a)(b)	100,009	1,761,159
Mistras Group Inc.(b)	350,291	3,996,820
Red Violet Inc.(a)(b)	156,859	2,889,343
Resources Connection Inc.	789,856	10,694,650
TriNet Group Inc.(a)(b)	1,010,140	78,750,514
TrueBlue Inc.(b)	869,324	19,142,514
Upwork Inc.(a)(b)	2,274,627	101,835,051
Willdan Group Inc.(a)(b)	259,079	10,635,193

		1,052,729,562

Real Estate Management & Development — 0.8%
Altisource Portfolio Solutions SA(a)(b)	108,573	997,786
American Realty Investors Inc.(b)	48,635	429,447
Cushman & Wakefield PLC(a)(b)	2,681,457	43,761,378
eXp World Holdings Inc.(a)(b)	1,220,695	55,602,657
Fathom Holdings Inc.(a)(b)	110,863	4,060,912
Forestar Group Inc.(b)	365,647	8,512,262
FRP Holdings Inc.(a)(b)	163,268	8,036,051
Kennedy-Wilson Holdings Inc.	2,952,923	59,678,574
Marcus & Millichap Inc.(b)	573,297	19,320,109
Maui Land & Pineapple Co. Inc.(a)(b)	153,241	1,769,934
Newmark Group Inc., Class A(a)	3,557,297	35,590,756
Rafael Holdings Inc., Class B(a)(b)	225,384	8,997,329
RE/MAX Holdings Inc., Class A	461,252	18,168,716
Realogy Holdings Corp.(b)	2,813,580	42,569,465
Redfin Corp.(a)(b)	2,443,889	162,738,569
RMR Group Inc. (The), Class A	387,741	15,823,710
St. Joe Co. (The)(a)	807,905	34,659,124
Stratus Properties Inc.(b)	143,321	4,371,291
Tejon Ranch Co.(a)(b)	434,144	7,267,571
Transcontinental Realty Investors Inc.(b)	25,381	546,199

		532,901,840

Road & Rail — 0.6%
ArcBest Corp.(a)	620,688	43,677,815
Avis Budget Group Inc.(a)(b)	1,289,162	93,515,811
Covenant Logistics Group Inc., Class A(a)(b)	287,566	5,920,984
Daseke Inc.(a)(b)	1,118,399	9,495,208
Heartland Express Inc.	1,196,883	23,434,969
Marten Transport Ltd.	1,468,204	24,915,422
PAM Transportation Services Inc.(b)	50,084	3,090,183
Saia Inc.(a)(b)	641,602	147,940,589
U.S. Xpress Enterprises Inc., Class A(a)(b)	544,772	6,401,071
Universal Logistics Holdings Inc.	212,372	5,587,507
Werner Enterprises Inc.	1,455,569	68,659,190

		432,638,749

82	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 3.0%
Advanced Energy Industries Inc.	930,353	$101,566,637
Alpha & Omega Semiconductor Ltd.(b)	514,912	16,837,622
Ambarella Inc.(a)(b)	828,749	83,198,112
Amkor Technology Inc.	2,448,255	58,048,126
Atomera Inc.(a)(b)	438,544	10,744,328
Axcelis Technologies Inc.(b)	812,804	33,398,116
AXT Inc.(a)(b)	1,004,891	11,717,029
Brooks Automation Inc.	1,771,023	144,604,028
CEVA Inc.(a)(b)	532,522	29,901,110
CMC Materials Inc.	710,323	125,578,003
Cohu Inc.	1,019,493	42,655,587
CyberOptics Corp.(b)	176,699	4,588,873
Diodes Inc.(a)(b)	1,048,662	83,725,174
DSP Group Inc.(b)	570,264	8,126,262
FormFactor Inc.(a)(b)	1,893,016	85,393,952
GSI Technology Inc.(a)(b)	373,391	2,497,986
Ichor Holdings Ltd.(b)	646,288	34,770,294
Impinj Inc.(a)(b)	427,431	24,308,001
Lattice Semiconductor Corp.(a)(b)	3,332,277	150,019,111
MACOM Technology Solutions Holdings Inc.(a)(b)	1,173,329	68,076,549
Maxeon Solar Technologies Ltd.(a)(b)	241,416	7,619,089
MaxLinear Inc.(a)(b)	1,680,634	57,276,007
NeoPhotonics Corp.(a)(b)	1,219,729	14,575,762
NVE Corp.	126,218	8,847,882
Onto Innovation Inc.(a)(b)	1,162,247	76,371,250
PDF Solutions Inc.(a)(b)	739,558	13,149,341
Photronics Inc.(a)(b)	1,500,067	19,290,862
Pixelworks Inc.(a)(b)	901,611	2,984,332
Power Integrations Inc.	1,432,573	116,726,048
Rambus Inc.(a)(b)	2,780,791	54,058,577
Semtech Corp.(a)(b)	1,568,253	108,209,457
Silicon Laboratories Inc.(b)	1,052,646	148,496,771
SiTime Corp.(a)(b)	290,387	28,632,158
SMART Global Holdings Inc.(a)(b)	356,123	16,388,780
SunPower Corp.(a)(b)	1,875,973	62,751,297
Synaptics Inc.(a)(b)	855,042	115,789,788
Ultra Clean Holdings Inc.(a)(b)	983,817	57,100,739
Veeco Instruments Inc.(a)(b)	1,203,335	24,957,168

		2,052,980,208

Software — 5.1%
8x8 Inc.(a)(b)	2,624,637	85,143,224
A10 Networks Inc.(a)(b)	1,488,238	14,301,967
ACI Worldwide Inc.(a)(b)	2,801,006	106,578,278
Agilysys Inc.(a)(b)	478,435	22,945,743
Alarm.com Holdings Inc.(a)(b)	1,164,506	100,590,028
Altair Engineering Inc., Class A(a)(b)	1,055,541	66,045,200
American Software Inc./GA, Class A	763,308	15,800,476
Appfolio Inc., Class A(a)(b)	399,599	56,507,295
Appian Corp.(a)(b)	872,391	115,984,383
Asure Software Inc.(a)(b)	244,704	1,869,539
Avaya Holdings Corp.(a)(b)	2,049,301	57,441,907
Benefitfocus Inc.(a)(b)	743,009	10,260,954
Blackbaud Inc.	1,192,280	84,747,262
Blackline Inc.(a)(b)	1,248,955	135,386,722
BM Technologies Inc.	101,814	1,094,208
Bottomline Technologies DE Inc.(a)(b)	1,087,113	49,191,863
Box Inc., Class A(a)(b)	3,510,517	80,601,470
Cerence Inc.(a)(b)	930,231	83,330,093
ChannelAdvisor Corp.(a)(b)	706,101	16,628,679
Cloudera Inc.(a)(b)	5,023,348	61,134,145

Security	Shares	Value

Software (continued)
Cognyte Software Ltd.(a)(b)	1,593,765	$44,322,605
CommVault Systems Inc.(b)	1,029,305	66,390,172
Cornerstone OnDemand Inc.(a)(b)	1,499,987	65,369,433
Digimarc Corp.(a)(b)	299,035	8,869,378
Digital Turbine Inc.(a)(b)	2,062,641	165,753,831
Domo Inc., Class B(a)(b)	648,834	36,522,866
Ebix Inc.(a)	657,655	21,064,690
eGain Corp.(a)(b)	558,916	5,304,113
Envestnet Inc.(a)(b)	1,297,268	93,701,668
GTY Technology Holdings Inc.(a)(b)	1,096,022	7,003,581
Intelligent Systems Corp.(a)(b)	178,483	7,301,740
InterDigital Inc.	754,358	47,864,015
j2 Global Inc.(a)(b)	1,057,319	126,730,255
LivePerson Inc.(a)(b)	1,527,599	80,565,571
MicroStrategy Inc., Class A(a)(b)	179,248	121,673,542
Mimecast Ltd.(b)	1,419,511	57,078,537
Mitek Systems Inc.(a)(b)	1,033,764	15,072,279
Model N Inc.(a)(b)	848,280	29,884,904
ON24 Inc.(a)(b)	198,611	9,634,620
OneSpan Inc.(a)(b)	813,951	19,941,800
Park City Group Inc.(a)(b)	224,912	1,374,212
Ping Identity Holding Corp.(a)(b)	910,510	19,967,484
Progress Software Corp.	1,080,401	47,602,468
PROS Holdings Inc.(a)(b)	974,551	41,418,417
Q2 Holdings Inc.(a)(b)	1,236,362	123,883,472
QAD Inc., Class A	295,713	19,688,572
Qualys Inc.(a)(b)	833,064	87,288,446
Rapid7 Inc.(a)(b)	1,265,284	94,402,839
Rimini Street Inc.(a)(b)	507,017	4,547,942
SailPoint Technologies Holdings Inc.(a)(b)	2,159,878	109,376,222
Sapiens International Corp. NV	677,300	21,531,367
Seachange International Inc.(a)(b)	464,902	720,598
SecureWorks Corp., Class A(a)(b)	239,841	3,209,073
ShotSpotter Inc.(a)(b)	208,183	7,300,978
Smith Micro Software Inc.(a)(b)	825,904	4,546,602
Sprout Social Inc., Class A(a)(b)	686,177	39,633,584
SPS Commerce Inc.(a)(b)	871,698	86,568,328
Sumo Logic Inc.(a)(b)	363,673	6,858,873
SVMK Inc.(a)(b)	3,015,736	55,248,284
Synchronoss Technologies Inc.(a)(b)	862,152	3,077,883
Telos Corp.(a)(b)	375,681	14,245,824
Tenable Holdings Inc.(a)(b)	1,742,840	63,064,665
Upland Software Inc.(a)(b)	637,990	30,106,748
Varonis Systems Inc.(a)(b)	2,471,797	126,902,058
Verint Systems Inc.(a)(b)	1,590,196	72,338,016
Veritone Inc.(a)(b)	643,798	15,438,276
Viant Technology Inc., Class A(a)(b)	242,823	12,842,908
VirnetX Holding Corp.(a)	1,565,996	8,722,598
Workiva Inc.(a)(b)	973,534	85,924,111
Xperi Holding Corp.	2,555,536	55,634,019
Yext Inc.(a)(b)	2,566,931	37,169,161
Zix Corp.(a)(b)	1,382,176	10,435,429
Zuora Inc., Class A(a)(b)	2,503,220	37,047,656

		3,543,750,149

Specialty Retail — 3.5%
Aaron’s Co. Inc. (The)	835,717	21,461,213
Abercrombie & Fitch Co., Class A	1,516,520	52,031,801
Academy Sports & Outdoors Inc.(a)(b)	741,130	20,003,099
American Eagle Outfitters Inc.	3,700,595	108,205,398
America’s Car-Mart Inc./TX(a)(b)	149,980	22,852,453

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Asbury Automotive Group Inc.(a)(b)	471,696	$92,688,264
At Home Group Inc.(a)(b)	1,331,441	38,212,357
Bed Bath & Beyond Inc.	2,982,310	86,934,336
Boot Barn Holdings Inc.(b)	693,032	43,182,824
Buckle Inc. (The)	714,508	28,065,874
Caleres Inc.	873,679	19,046,202
Camping World Holdings Inc., Class A	803,540	29,232,785
Cato Corp. (The), Class A	552,495	6,629,940
Chico’s FAS Inc.	2,977,644	9,856,002
Children’s Place Inc. (The)(a)(b)	346,703	24,165,199
Citi Trends Inc.	234,317	19,631,078
Conn’s Inc.(b)	446,807	8,690,396
Container Store Group Inc. (The)(a)(b)	757,850	12,610,624
Designer Brands Inc. , Class A	1,536,126	26,728,592
Envela Corp.(a)(b)	193,124	969,482
Express Inc.(a)(b)	1,562,855	6,282,677
GameStop Corp., Class A(a)(b)	1,400,982	265,934,403
Genesco Inc.(a)(b)	366,153	17,392,268
Group 1 Automotive Inc.	427,413	67,441,497
GrowGeneration Corp.(a)(b)	993,577	49,370,841
Guess? Inc.	964,202	22,658,747
Haverty Furniture Companies Inc.	415,563	15,454,788
Hibbett Sports Inc.(a)(b)	404,301	27,852,296
Lithia Motors Inc., Class A	634,953	247,688,816
Lumber Liquidators Holdings Inc.(a)(b)	692,664	17,399,720
MarineMax Inc.(a)(b)	521,584	25,745,386
Michaels Companies Inc. (The)(a)(b)	1,820,057	39,932,051
Monro Inc.	808,111	53,173,704
Murphy USA Inc.	630,340	91,121,950
National Vision Holdings Inc.(a)(b)	1,967,241	86,224,173
ODP Corp. (The)	1,297,397	56,164,316
OneWater Marine Inc., Class A(a)(b)	235,929	9,427,723
Rent-A-Center Inc./TX	1,190,502	68,644,345
RH(a)(b)	386,465	230,565,019
Sally Beauty Holdings Inc.(a)(b)	2,753,727	55,432,525
Shoe Carnival Inc.	234,130	14,487,964
Signet Jewelers Ltd.(a)(b)	1,279,720	74,198,166
Sleep Number Corp.(a)(b)	662,414	95,049,785
Sonic Automotive Inc., Class A	580,434	28,772,113
Sportsman’s Warehouse Holdings Inc.(a)(b)	1,044,848	18,013,180
Tilly’s Inc., Class A(b)	557,854	6,314,907
Urban Outfitters Inc.(a)(b)	1,690,838	62,882,265
Winmark Corp.	74,453	13,880,273
Zumiez Inc.(a)(b)	517,431	22,197,790

		2,460,901,607

Technology Hardware, Storage & Peripherals — 0.3%
3D Systems Corp.(a)(b)	2,965,388	81,370,247
Avid Technology Inc.(b)	774,665	16,353,178
Corsair Gaming Inc.(a)(b)	568,783	18,934,786
Diebold Nixdorf Inc.(a)(b)	1,721,764	24,328,525
Eastman Kodak Co.(a)(b)	419,196	3,299,072
Immersion Corp.(a)(b)	424,254	4,064,353
Intevac Inc.(a)(b)	496,931	3,553,057
Quantum Corp.(a)(b)	935,282	7,790,899
Super Micro Computer Inc.(b)	1,047,544	40,917,069

		200,611,186

Textiles, Apparel & Luxury Goods — 1.0%
Crocs Inc.(b)	1,632,100	131,302,445
Deckers Outdoor Corp.(a)(b)	681,902	225,314,059

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Fossil Group Inc.(a)(b)	1,138,927	$14,122,695
G-III Apparel Group Ltd.(a)(b)	1,074,370	32,381,512
Kontoor Brands Inc.	1,259,088	61,103,541
Lakeland Industries Inc.(a)(b)	183,718	5,118,384
Movado Group Inc.	389,623	11,084,774
Oxford Industries Inc.	401,422	35,092,311
Rocky Brands Inc.	170,777	9,232,205
Steven Madden Ltd.	2,014,051	75,043,540
Superior Group of Companies Inc.	268,276	6,819,576
Unifi Inc.(b)	331,054	9,123,848
Vera Bradley Inc.(b)	532,952	5,382,815
Wolverine World Wide Inc.	1,972,716	75,594,477

		696,716,182

Thrifts & Mortgage Finance — 1.7%
Axos Financial Inc.(a)(b)	1,392,846	65,477,690
Bogota Financial Corp.(a)(b)	156,927	1,610,071
Bridgewater Bancshares Inc.(a)(b)	503,660	8,134,109
Capitol Federal Financial Inc.	3,087,426	40,892,957
Columbia Financial Inc.(a)(b)	1,232,556	21,545,079
ESSA Bancorp. Inc.	244,597	3,913,552
Essent Group Ltd.	2,714,782	128,924,997
Federal Agricultural Mortgage Corp., Class C, NVS	226,562	22,819,325
Flagstar Bancorp. Inc.	1,196,444	53,959,624
FS Bancorp. Inc.	86,711	5,826,979
Greene County Bancorp. Inc.	85,567	2,140,031
Hingham Institution For Savings (The)	36,141	10,255,370
Home Bancorp. Inc.	193,024	6,958,515
Home Point Capital Inc.(b)	105,267	978,983
HomeStreet Inc.	460,343	20,287,316
Kearny Financial Corp./MD	1,953,950	23,603,716
Luther Burbank Corp.	474,015	5,607,597
Merchants Bancorp./IN	236,836	9,932,902
Meridian Bancorp. Inc.	1,231,308	22,680,693
Meta Financial Group Inc.	732,030	33,168,279
MMA Capital Holdings Inc.(a)(b)	100,701	2,296,990
Mr Cooper Group Inc.(a)(b)	1,856,793	64,542,125
NMI Holdings Inc., Class A(a)(b)	2,024,783	47,865,870
Northfield Bancorp. Inc.	1,093,357	17,406,243
Northwest Bancshares Inc.	2,518,951	36,398,842
Oconee Federal Financial Corp.	20,818	542,933
OP Bancorp.	339,905	3,575,801
PCSB Financial Corp.	343,626	5,707,628
PennyMac Financial Services Inc.	1,030,075	68,881,115
Pioneer Bancorp. Inc./NY(a)(b)	274,283	3,195,397
Ponce de Leon Federal Bank(a)(b)	206,359	2,292,648
Premier Financial Corp.	918,965	30,564,776
Provident Bancorp. Inc.	416,995	6,004,728
Provident Financial Holdings Inc.	143,480	2,424,812
Provident Financial Services Inc.	1,731,020	38,567,126
Prudential Bancorp. Inc.	209,912	3,098,301
Radian Group Inc.	4,748,298	110,397,929
Riverview Bancorp. Inc.	598,500	4,147,605
Security National Financial Corp., Class A(b)	175,350	1,639,523
Southern Missouri Bancorp. Inc.	195,835	7,719,816
Standard AVB Financial Corp.	77,010	2,514,377
Sterling Bancorp Inc./MI	415,184	2,349,941
Territorial Bancorp. Inc.	208,524	5,517,545
Timberland Bancorp. Inc./WA	181,600	5,050,296
TrustCo Bank Corp. NY	2,059,461	15,178,228
Walker & Dunlop Inc.	707,915	72,731,187

84	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Washington Federal Inc.	1,892,680	$58,294,544
Waterstone Financial Inc.	602,107	12,295,025
Western New England Bancorp. Inc.	616,764	5,199,321
WSFS Financial Corp.	1,155,649	57,539,764

		1,182,658,221

Tobacco — 0.1%
Turning Point Brands Inc.(a)	291,516	15,208,390
Universal Corp./VA	593,620	35,017,644
Vector Group Ltd.	3,444,373	48,049,003

		98,275,037

Trading Companies & Distributors — 1.6%
Alta Equipment Group Inc.(a)(b)	433,972	5,641,636
Applied Industrial Technologies Inc.	947,289	86,364,338
Beacon Roofing Supply Inc.(a)(b)	1,336,595	69,930,650
Boise Cascade Co.	957,671	57,297,456
CAI International Inc.	407,780	18,562,146
DXP Enterprises Inc./TX(b)	395,786	11,940,864
EVI Industries Inc.(a)(b)	129,897	3,737,137
GATX Corp.(a)	849,304	78,764,453
General Finance Corp.(b)	315,712	3,835,901
GMS Inc.(a)(b)	1,017,725	42,490,019
H&E Equipment Services Inc.	778,689	29,590,182
Herc Holdings Inc.(a)(b)	594,436	60,234,200
Lawson Products Inc./DE(b)	115,212	5,974,894
McGrath RentCorp.	591,177	47,678,425
MRC Global Inc.(a)(b)	1,936,612	17,487,606
NOW Inc.(a)(b)	2,703,902	27,282,371
Rush Enterprises Inc., Class A	992,550	49,458,766
Rush Enterprises Inc., Class B	177,619	8,008,841
SiteOne Landscape Supply Inc.(a)(b)	1,075,929	183,704,117
Systemax Inc.	309,366	12,721,130
Textainer Group Holdings Ltd.(a)(b)	1,225,679	35,115,703
Titan Machinery Inc.(b)	468,837	11,955,343
Transcat Inc.(a)(b)	161,269	7,915,083
Triton International Ltd.	1,477,324	81,238,047
Veritiv Corp.(b)	343,039	14,592,879
WESCO International Inc.(a)(b)	1,201,658	103,979,467
Willis Lease Finance Corp.(a)(b)	71,224	3,095,395

		1,078,597,049

Water Utilities — 0.4%
American States Water Co.	901,943	68,204,930
Artesian Resources Corp., Class A, NVS	194,882	7,674,453
Cadiz Inc.(a)(b)	519,636	4,983,309
California Water Service Group	1,210,165	68,180,696
Consolidated Water Co. Ltd.	369,171	4,965,350
Global Water Resources Inc.	288,658	4,708,012
Middlesex Water Co.	414,912	32,786,346
Pure Cycle Corp.(a)(b)	445,562	5,979,442
SJW Group	643,533	40,536,144

Security	Shares	Value

Water Utilities (continued)
York Water Co. (The)	332,165	$16,266,120

		254,284,802

Wireless Telecommunication Services — 0.1%
Boingo Wireless Inc.(b)	1,057,361	14,877,069
Gogo Inc.(a)(b)	1,369,190	13,226,375
Shenandoah Telecommunications Co.	1,176,449	57,422,476
Spok Holdings Inc.	451,079	4,731,819

		90,257,739

Total Common Stocks — 99.8% (Cost: $71,524,417,618)		69,150,274,202

Warrants

Oil, Gas & Consumable Fuels — 0.0%
Whiting Petroleum Corp., (Expires 09/01/24)(a)(b)	92,645	299,243
Whiting Petroleum Corp., (Expires 09/01/25)(b)	46,322	140,356

		439,599

Total Warrants — 0.0% (Cost: $11,350,881)		439,599

Short-Term Investments

Money Market Funds — 8.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(f)(g)(h)	5,962,332,456	5,965,909,856
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(f)(g)	85,040,000	85,040,000

		6,050,949,856

Total Short-Term Investments — 8.7% (Cost: $6,047,715,603)		6,050,949,856

Total Investments in Securities — 108.5% (Cost: $77,583,484,102)		75,201,663,657

Other Assets, Less Liabilities — (8.5)%		(5,898,076,304)

Net Assets — 100.0%		$69,303,587,353

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$4,508,802,744	$1,453,679,564	(a)	$—		$(125,043)	$3,552,591	$5,965,909,856	5,962,332,456	$63,139,142	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	119,910,000	—		(34,870,000	)(a)	—	—	85,040,000	85,040,000	82,850		—
PennyMac Financial Services Inc.(c)	4,957,482	117,782,140		(82,956,533)		22,242,868	(258,522)	N/A	N/A	523,819		—
PennyMac Mortgage Investment Trust(c)	23,530,490	69,482,608		(64,477,346)		170,674	23,969,242	N/A	N/A	3,307,833		—

						$22,288,499	$27,263,311	$6,050,949,856		$67,053,644		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer an affiliate.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	1,674	06/18/21	$186,023	$(1,814,821)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$1,814,821

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$55,644,059

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(14,135,822)

86	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$128,892,374

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$69,148,306,548	$1,094,208	$873,446	$69,150,274,202
Warrants	439,599	—	—	439,599
Money Market Funds	6,050,949,856	—	—	6,050,949,856

	$75,199,696,003	$1,094,208	$873,446	$75,201,663,657

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(1,814,821)	$—	$—	$(1,814,821)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments March 31, 2021	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.8%
Aerojet Rocketdyne Holdings Inc.	634,384	$29,790,673
Aerovironment Inc.(a)(b)	189,602	22,005,208
Cubic Corp.	32,377	2,414,353
Kaman Corp.	25,932	1,330,052
Kratos Defense & Security Solutions Inc.(a)(b)	1,066,888	29,104,705
National Presto Industries Inc.	2,575	262,830
PAE Inc.(a)(b)	515,703	4,651,641
Parsons Corp.(a)(b)	142,951	5,780,939
Vectrus Inc.(a)	36,269	1,938,215

		97,278,616

Air Freight & Logistics — 0.2%
Air Transport Services Group Inc.(a)(b)	514,004	15,039,757
Atlas Air Worldwide Holdings Inc.(a)	14,802	894,633
Forward Air Corp.	147,304	13,082,068

		29,016,458

Airlines — 0.0%
Allegiant Travel Co.	14,017	3,420,989

Auto Components — 1.4%
Dorman Products Inc.(a)	233,278	23,943,654
Fox Factory Holding Corp.(a)(b)	363,289	46,159,500
Gentherm Inc.(a)	286,941	21,265,197
LCI Industries	216,506	28,639,414
Motorcar Parts of America Inc.(a)	21,568	485,280
Patrick Industries Inc.	184,609	15,691,765
Standard Motor Products Inc.	29,230	1,215,383
Visteon Corp.(a)(b)	242,729	29,600,802
XPEL Inc.(a)(b)	146,133	7,588,687

		174,589,682

Automobiles — 0.2%
Winnebago Industries Inc.	272,494	20,903,015

Banks — 0.9%
Altabancorp	8,876	373,147
Bank First Corp.(b)	52,050	3,903,230
Bank7 Corp.	11,629	204,787
Baycom Corp.(a)(b)	28,396	511,696
Cambridge Bancorp	12,014	1,013,020
Century Bancorp. Inc./MA, Class A, NVS	3,518	328,265
Coastal Financial Corp./WA(a)(b)	7,293	191,222
Customers Bancorp. Inc.(a)	13,842	440,452
Eastern Bankshares Inc.	247,391	4,772,172
Esquire Financial Holdings Inc.(a)(b)	19,783	451,250
First Financial Bankshares Inc.	1,133,130	52,951,165
First Foundation Inc.	81,651	1,915,532
Glacier Bancorp. Inc.	87,381	4,987,708
Hanmi Financial Corp.	20,843	411,232
Independent Bank Corp.	18,941	1,594,643
Investors Bancorp. Inc.	569,453	8,365,265
Lakeland Financial Corp.	12,979	898,017
Meridian Corp.	8,706	226,356
National Bank Holdings Corp., Class A	57,979	2,300,607
Northeast Bank	7,068	186,525
Reliant Bancorp Inc.	5,638	161,923
ServisFirst Bancshares Inc.	318,062	19,506,742
Stock Yards Bancorp. Inc.	27,014	1,379,335
Unity Bancorp. Inc.	6,274	138,028
West Bancorp. Inc.	21,918	528,005

Security	Shares	Value

Banks (continued)
Westamerica Bancorp	28,967	$1,818,548

		109,558,872

Beverages — 0.4%
Celsius Holdings Inc.(a)(b)	315,008	15,136,134
Coca-Cola Consolidated Inc.(b)	41,120	11,874,634
MGP Ingredients Inc.(b)	85,746	5,071,876
National Beverage Corp.(b)	206,953	10,122,071
NewAge Inc.(a)(b)	394,108	1,127,149

		43,331,864

Biotechnology — 17.4%
4D Molecular Therapeutics Inc.(a)	52,302	2,268,861
89bio Inc.(a)(b)	73,251	1,734,584
Abeona Therapeutics Inc.(a)(b)	177,789	334,243
ADMA Biologics Inc.(a)(b)	525,516	924,908
Adverum Biotechnologies Inc.(a)(b)	670,749	6,613,585
Aeglea BioTherapeutics Inc.(a)	346,826	2,746,862
Affimed NV(a)	982,921	7,774,905
Agenus Inc.(a)(b)	1,407,949	3,829,621
Akebia Therapeutics Inc.(a)(b)	1,272,779	4,308,357
Akero Therapeutics Inc.(a)(b)	118,774	3,445,634
Akouos Inc.(a)(b)	165,994	2,302,337
Albireo Pharma Inc.(a)(b)	104,584	3,686,586
Alector Inc.(a)(b)	405,606	8,168,905
Aligos Therapeutics Inc.(a)(b)	74,982	1,705,091
Allakos Inc.(a)(b)	229,743	26,369,902
Allogene Therapeutics Inc.(a)(b)	472,346	16,673,814
Allovir Inc.(a)	202,920	4,748,328
ALX Oncology Holdings Inc.(a)(b)	119,957	8,845,629
Amicus Therapeutics Inc.(a)(b)	2,251,861	22,248,387
Anavex Life Sciences Corp.(a)(b)	509,887	7,622,811
Annexon Inc.(a)	186,352	5,188,040
Apellis Pharmaceuticals Inc.(a)(b)	526,150	22,577,096
Applied Molecular Transport Inc.(a)(b)	152,286	6,702,107
Applied Therapeutics Inc.(a)	133,217	2,498,485
Aprea Therapeutics Inc.(a)(b)	65,584	334,478
Aravive Inc.(a)	110,877	730,679
Arcturus Therapeutics Holdings Inc.(a)(b)	176,561	7,291,969
Arcus Biosciences Inc.(a)(b)	369,229	10,367,950
Arcutis Biotherapeutics Inc.(a)(b)	201,197	5,820,629
Ardelyx Inc.(a)(b)	647,919	4,289,224
Arena Pharmaceuticals Inc.(a)	43,295	3,004,240
Arrowhead Pharmaceuticals Inc.(a)(b)	898,527	59,581,325
Assembly Biosciences Inc.(a)	142,631	656,103
Atara Biotherapeutics Inc.(a)(b)	518,800	7,449,968
Athenex Inc.(a)(b)	638,462	2,745,387
Athersys Inc.(a)(b)	1,544,095	2,779,371
Atreca Inc., Class A(a)(b)	237,883	3,646,746
AVEO Pharmaceuticals Inc.(a)(b)	112,053	820,228
Avid Bioservices Inc.(a)(b)	475,585	8,669,915
Avidity Biosciences Inc.(a)	208,823	4,554,430
Avrobio Inc.(a)(b)	308,274	3,911,997
Axcella Health Inc.(a)	120,456	573,371
Aziyo Biologics Inc., Class A(a)(b)	12,439	171,907
Beam Therapeutics Inc.(a)(b)	349,505	27,974,380
Beyondspring Inc.(a)	151,454	1,676,596
BioAtla Inc.(a)(b)	78,931	4,012,852
BioCryst Pharmaceuticals Inc.(a)(b)	1,219,395	12,401,247
Biohaven Pharmaceutical Holding Co. Ltd.(a)(b)	421,573	28,814,515
Bioxcel Therapeutics Inc.(a)(b)	111,922	4,830,553

88	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Black Diamond Therapeutics Inc.(a)(b)	163,239	$3,960,178
Blueprint Medicines Corp.(a)(b)	485,953	47,249,210
Bolt Biotherapeutics Inc.(a)	89,447	2,943,701
BrainStorm Cell Therapeutics Inc.(a)(b)	263,008	1,007,321
Bridgebio Pharma Inc.(a)(b)	825,959	50,879,074
C4 Therapeutics Inc.(a)(b)	74,469	2,754,608
Calithera Biosciences Inc.(a)(b)	585,522	1,416,963
Calyxt Inc.(a)	90,246	543,281
CareDx Inc.(a)(b)	441,068	30,032,320
CASI Pharmaceuticals Inc.(a)(b)	514,862	1,235,669
Catabasis Pharmaceutical Inc.(a)(b)	131,502	380,041
Catalyst Pharmaceuticals Inc.(a)(b)	864,121	3,983,598
CEL-SCI Corp.(a)(b)	262,003	3,985,066
Centogene NV(a)(b)	73,703	894,017
Checkmate Pharmaceuticals Inc.(a)	55,189	669,994
Checkpoint Therapeutics Inc.(a)(b)	450,849	1,415,666
ChemoCentryx Inc.(a)(b)	434,547	22,266,188
Chinook Therapeutics Inc.(a)	104,144	1,618,398
Cidara Therapeutics Inc.(a)	240,346	639,320
Clovis Oncology Inc.(a)(b)	737,463	5,176,990
Codiak Biosciences Inc.(a)	46,255	697,525
Cohbar Inc.(a)(b)	223,151	303,485
Coherus Biosciences Inc.(a)(b)	513,312	7,499,488
Constellation Pharmaceuticals Inc.(a)(b)	268,796	6,287,138
ContraFect Corp.(a)(b)	212,192	1,018,522
Corbus Pharmaceuticals Holdings Inc.(a)(b)	678,463	1,336,572
Cortexyme Inc.(a)(b)	128,662	4,635,692
Crinetics Pharmaceuticals Inc.(a)	239,012	3,652,103
Cue Biopharma Inc.(a)(b)	265,784	3,242,565
Cullinan Oncology Inc.(a)(b)	92,126	3,838,890
Cytokinetics Inc.(a)(b)	510,496	11,874,137
CytomX Therapeutics Inc.(a)(b)	531,681	4,109,894
Decibel Therapeutics Inc.(a)	45,268	514,244
Deciphera Pharmaceuticals Inc.(a)	337,943	15,153,364
Denali Therapeutics Inc.(a)(b)	550,851	31,453,592
Dermtech Inc.(a)(b)	89,226	4,531,789
Dicerna Pharmaceuticals Inc.(a)(b)	578,094	14,781,864
Dyadic International Inc.(a)(b)	145,272	797,543
Dynavax Technologies Corp.(a)(b)	799,508	7,859,164
Dyne Therapeutics Inc.(a)	109,553	1,701,358
Eagle Pharmaceuticals Inc./DE(a)(b)	92,319	3,853,395
Editas Medicine Inc.(a)(b)	587,070	24,656,940
Eiger BioPharmaceuticals Inc.(a)	270,380	2,392,863
Emergent BioSolutions Inc.(a)(b)	396,419	36,831,289
Enanta Pharmaceuticals Inc.(a)(b)	14,925	736,101
Epizyme Inc.(a)(b)	491,246	4,278,753
Esperion Therapeutics Inc.(a)(b)	230,536	6,466,535
Evelo Biosciences Inc.(a)(b)	198,087	2,119,531
Exicure Inc.(a)	464,581	1,012,787
Fate Therapeutics Inc.(a)(b)	668,558	55,122,607
Fennec Pharmaceuticals Inc.(a)(b)	196,983	1,223,264
FibroGen Inc.(a)(b)	632,905	21,968,133
Flexion Therapeutics Inc.(a)(b)	383,106	3,428,799
Foghorn Therapeutics Inc.(a)	49,533	652,845
Forma Therapeutics Holdings Inc.(a)(b)	207,359	5,810,199
Fortress Biotech Inc.(a)(b)	598,388	2,112,310
Frequency Therapeutics Inc.(a)(b)	220,003	2,090,028
G1 Therapeutics Inc.(a)(b)	142,121	3,419,431
Galectin Therapeutics Inc.(a)(b)	352,181	764,233
Galera Therapeutics Inc.(a)	79,736	703,272

Security	Shares	Value

Biotechnology (continued)
Generation Bio Co.(a)(b)	280,184	$7,974,037
Genprex Inc.(a)(b)	260,173	1,121,346
Gossamer Bio Inc.(a)(b)	210,442	1,946,588
Gritstone Oncology Inc.(a)(b)	51,595	486,541
Halozyme Therapeutics Inc.(a)(b)	1,167,498	48,672,992
Harpoon Therapeutics Inc.(a)	116,660	2,440,527
Heron Therapeutics Inc.(a)(b)	767,720	12,444,741
Homology Medicines Inc.(a)(b)	302,600	2,847,466
Hookipa Pharma Inc.(a)(b)	117,706	1,583,146
iBio Inc.(a)(b)	1,608,565	2,477,190
Ideaya Biosciences Inc.(a)(b)	28,327	665,684
IGM Biosciences Inc.(a)(b)	65,296	5,007,550
Immunic Inc.(a)	29,068	463,344
ImmunityBio Inc.(a)(b)	242,174	5,749,211
ImmunoGen Inc.(a)	723,913	5,863,695
Immunome Inc.(a)(b)	17,950	608,146
Immunovant Inc.(a)(b)	334,410	5,363,936
Inhibrx Inc.(a)(b)	56,393	1,131,807
Inovio Pharmaceuticals Inc.(a)(b)	1,619,207	15,026,241
Inozyme Pharma Inc.(a)(b)	79,543	1,574,951
Insmed Inc.(a)(b)	886,780	30,203,727
Intellia Therapeutics Inc.(a)(b)	481,718	38,660,278
Intercept Pharmaceuticals Inc.(a)(b)	230,648	5,323,356
Invitae Corp.(a)(b)	1,064,873	40,688,797
Ironwood Pharmaceuticals Inc.(a)(b)	1,395,633	15,603,177
iTeos Therapeutics Inc.(a)	138,032	4,717,934
Kadmon Holdings Inc.(a)(b)	1,510,805	5,877,031
KalVista Pharmaceuticals Inc.(a)	30,936	794,746
Karuna Therapeutics Inc.(a)(b)	138,399	16,639,712
Karyopharm Therapeutics Inc.(a)(b)	620,298	6,525,535
Keros Therapeutics Inc.(a)	108,514	6,679,037
Kindred Biosciences Inc.(a)	273,303	1,358,316
Kiniksa Pharmaceuticals Ltd., Class A(a)(b)	215,656	3,991,793
Kinnate Biopharma Inc.(a)(b)	95,252	2,968,052
Kodiak Sciences Inc.(a)(b)	288,410	32,702,810
Kronos Bio Inc.(a)(b)	106,561	3,119,040
Krystal Biotech Inc.(a)	131,512	10,131,684
Kura Oncology Inc.(a)(b)	548,072	15,493,995
Kymera Therapeutics Inc.(a)(b)	69,855	2,714,565
La Jolla Pharmaceutical Co.(a)(b)	168,746	715,483
Lexicon Pharmaceuticals Inc.(a)	430,063	2,524,470
Ligand Pharmaceuticals Inc.(a)	126,343	19,260,990
LogicBio Therapeutics Inc.(a)(b)	142,038	1,034,037
MacroGenics Inc.(a)(b)	170,913	5,443,579
Madrigal Pharmaceuticals Inc.(a)(b)	76,616	8,961,773
Magenta Therapeutics Inc.(a)	149,819	1,773,857
MannKind Corp.(a)(b)	2,008,122	7,871,838
Marker Therapeutics Inc.(a)	216,148	484,172
MediciNova Inc.(a)	384,233	1,940,377
MEI Pharma Inc.(a)(b)	833,480	2,858,836
MeiraGTx Holdings PLC(a)	185,478	2,676,448
Mersana Therapeutics Inc.(a)(b)	466,239	7,543,747
Metacrine Inc.(a)	42,092	260,970
Minerva Neurosciences Inc.(a)(b)	334,601	977,035
Mirati Therapeutics Inc.(a)	375,549	64,331,544
Mirum Pharmaceuticals Inc.(a)	18,289	362,488
Molecular Templates Inc.(a)	237,907	3,002,386
Morphic Holding Inc.(a)	123,337	7,804,765
Mustang Bio Inc.(a)(b)	439,871	1,460,372
Natera Inc.(a)(b)	623,505	63,310,698

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Neoleukin Therapeutics Inc.(a)(b)	294,485	$3,625,110
NeuBase Therapeutics Inc.(a)	147,262	1,088,266
NeuroBo Pharmaceuticals Inc.(a)(b)	39,047	171,807
NexImmune Inc.(a)(b)	46,312	883,633
NextCure Inc.(a)	134,473	1,346,075
Nkarta Inc.(a)(b)	139,700	4,596,130
Novavax Inc.(a)(b)	145,764	26,428,471
Nurix Therapeutics Inc.(a)(b)	164,134	5,102,926
Nymox Pharmaceutical Corp.(a)(b)	321,666	714,098
Olema Pharmaceuticals Inc.(a)(b)	81,724	2,711,602
Oncocyte Corp.(a)(b)	616,052	3,197,310
Oncorus Inc.(a)(b)	54,799	762,802
Oncternal Therapeutics Inc.(a)(b)(c)	6,020	12,341
Organogenesis Holdings Inc., Class A(a)	216,353	3,941,952
Orgenesis Inc.(a)	31,642	181,309
ORIC Pharmaceuticals Inc.(a)(b)	187,882	4,603,109
Ovid therapeutics Inc.(a)(b)	431,236	1,733,569
Oyster Point Pharma Inc.(a)(b)	53,394	976,042
Pandion Therapeutics Inc.(a)	86,669	5,204,473
Passage Bio Inc.(a)(b)	153,062	2,675,524
PhaseBio Pharmaceuticals Inc.(a)(b)	136,452	472,124
Pieris Pharmaceuticals Inc.(a)(b)	452,444	1,162,781
PMV Pharmaceuticals Inc.(a)	95,546	3,142,508
Poseida Therapeutics Inc.(a)	222,558	2,125,429
Praxis Precision Medicines Inc.(a)(b)	77,227	2,529,956
Precigen Inc.(a)(b)	481,391	3,316,784
Precision BioSciences Inc.(a)(b)	384,619	3,980,807
Prelude Therapeutics Inc.(a)	68,903	2,985,567
Protagonist Therapeutics Inc.(a)	307,198	7,956,428
Protara Therapeutics Inc.(a)(b)	33,174	522,159
PTC Therapeutics Inc.(a)(b)	541,627	25,646,038
Puma Biotechnology Inc.(a)	282,034	2,741,370
Radius Health Inc.(a)(b)	398,310	8,308,747
Rapt Therapeutics Inc.(a)(b)	97,778	2,170,672
REGENXBIO Inc.(a)(b)	339,949	11,595,660
Relay Therapeutics Inc.(a)(b)	316,082	10,926,955
Replimune Group Inc.(a)	211,913	6,465,466
REVOLUTION Medicines Inc.(a)(b)	373,463	17,134,482
Rhythm Pharmaceuticals Inc.(a)	332,255	7,067,064
Rigel Pharmaceuticals Inc.(a)(b)	1,515,745	5,183,848
Rocket Pharmaceuticals Inc.(a)(b)	326,842	14,501,980
Rubius Therapeutics Inc.(a)(b)	57,846	1,532,919
Sangamo Therapeutics Inc.(a)(b)	1,008,335	12,634,438
Scholar Rock Holding Corp.(a)	224,145	11,355,186
Scopus Biopharma Inc.(a)	31,069	262,533
Selecta Biosciences Inc.(a)	291,889	1,320,798
Sensei Biotherapeutics Inc.(a)(b)	48,013	697,629
Seres Therapeutics Inc.(a)(b)	483,906	9,963,625
Shattuck Labs Inc.(a)(b)	91,579	2,677,770
Sigilon Therapeutics Inc.(a)(b)	50,024	1,118,036
Silverback Therapeutics Inc.(a)(b)	88,988	3,882,546
Soleno Therapeutics Inc.(a)	448,046	564,538
Solid Biosciences Inc.(a)	26,834	148,392
Sorrento Therapeutics Inc.(a)(b)	2,191,034	18,119,851
Spero Therapeutics Inc.(a)(b)	168,174	2,475,521
SpringWorks Therapeutics Inc.(a)(b)	210,560	15,490,899
Spruce Biosciences Inc.(a)	47,389	786,657
SQZ Biotechnologies Co.(a)(b)	30,266	414,039
Stoke Therapeutics Inc.(a)	117,948	4,581,100
Sutro Biopharma Inc.(a)(b)	241,718	5,501,502

Security	Shares	Value

Biotechnology (continued)
Syndax Pharmaceuticals Inc.(a)(b)	270,891	$6,057,123
Syros Pharmaceuticals Inc.(a)(b)	408,539	3,055,872
Taysha Gene Therapies Inc.(a)(b)	59,382	1,205,455
TCR2 Therapeutics Inc.(a)	15,369	339,348
TG Therapeutics Inc.(a)(b)	912,052	43,960,906
Translate Bio Inc.(a)(b)	597,178	9,847,465
Travere Therapeutics Inc.(a)	485,774	12,129,777
Turning Point Therapeutics Inc.(a)(b)	305,286	28,877,003
Twist Bioscience Corp.(a)(b)	412,206	51,055,835
Tyme Technologies Inc.(a)(b)	597,847	1,064,168
Ultragenyx Pharmaceutical Inc.(a)(b)	557,859	63,517,826
UNITY Biotechnology Inc.(a)(b)	324,707	1,948,242
UroGen Pharma Ltd.(a)(b)	108,015	2,104,132
Vaxart Inc.(a)(b)	396,612	2,399,503
Vaxcyte Inc.(a)(b)	198,333	3,917,077
VBI Vaccines Inc.(a)(b)	1,317,930	4,098,762
Veracyte Inc.(a)(b)	580,876	31,222,085
Verastem Inc.(a)(b)	613,036	1,514,199
Vericel Corp.(a)(b)	351,243	19,511,549
Viking Therapeutics Inc.(a)(b)	38,015	240,445
Vir Biotechnology Inc.(a)(b)	469,438	24,068,086
Vor BioPharma Inc.(a)(b)	79,991	3,447,612
Voyager Therapeutics Inc.(a)(b)	230,085	1,083,700
vTv Therapeutics Inc., Class A(a)(b)	88,518	249,621
Xencor Inc.(a)	459,235	19,774,659
XOMA Corp.(a)(b)	45,823	1,870,037
Y-mAbs Therapeutics Inc.(a)	267,312	8,083,515
Zentalis Pharmaceuticals Inc.(a)(b)	235,755	10,229,409
ZIOPHARM Oncology Inc.(a)(b)	1,271,286	4,576,630

		2,105,526,968

Building Products — 2.1%
AAON Inc.(b)	359,741	25,185,467
Advanced Drainage Systems Inc.	494,659	51,142,794
Alpha Pro Tech Ltd.(a)(b)	111,537	1,088,601
Apogee Enterprises Inc.	35,184	1,438,322
Builders FirstSource Inc.(a)(b)	920,775	42,696,337
Cornerstone Building Brands Inc.(a)	162,694	2,282,597
CSW Industrials Inc.	120,006	16,200,810
Gibraltar Industries Inc.(a)	64,356	5,889,218
Masonite International Corp.(a)	214,273	24,692,820
PGT Innovations Inc.(a)	189,152	4,776,088
Simpson Manufacturing Co. Inc.	382,680	39,695,396
UFP Industries Inc.	442,970	33,594,845

		248,683,295

Capital Markets — 1.4%
Artisan Partners Asset Management Inc., Class A	206,567	10,776,600
Assetmark Financial Holdings Inc.(a)	63,115	1,473,104
BrightSphere Investment Group Inc.	536,598	10,935,867
Cohen & Steers Inc.	213,770	13,965,594
Cowen Inc., Class A	79,493	2,794,179
Federated Hermes Inc.	241,471	7,558,042
Focus Financial Partners Inc., Class A(a)	336,350	13,998,887
GAMCO Investors Inc., Class A	44,565	826,681
Greenhill & Co. Inc.	123,659	2,037,900
Hamilton Lane Inc., Class A	281,115	24,895,544
Houlihan Lokey Inc.	454,964	30,259,656
Moelis & Co., Class A	462,635	25,389,409
PJT Partners Inc., Class A(b)	204,844	13,857,697
Pzena Investment Management Inc., Class A	158,365	1,667,583

90	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Siebert Financial Corp.(a)(b)	92,702	$375,443
Silvercrest Asset Management Group Inc., Class A	44,400	638,472
StepStone Group Inc., Class A	80,786	2,849,322
StoneX Group Inc.(a)	11,015	720,161
Value Line Inc.	8,213	231,525
Virtus Investment Partners Inc.	5,973	1,406,642

		166,658,308

Chemicals — 1.6%
AgroFresh Solutions Inc.(a)	25,667	51,334
American Vanguard Corp.	49,480	1,009,887
Amyris Inc.(a)(b)	86,996	1,661,624
Balchem Corp.	258,810	32,457,362
Chase Corp.	64,377	7,492,839
Ferro Corp.(a)	527,857	8,899,669
GCP Applied Technologies Inc.(a)	333,449	8,182,838
Hawkins Inc.	91,524	3,067,884
HB Fuller Co.	296,419	18,647,719
Ingevity Corp.(a)	364,930	27,563,163
Innospec Inc.	173,237	17,789,707
Koppers Holdings Inc.(a)	108,426	3,768,888
Marrone Bio Innovations Inc.(a)(b)	568,477	1,188,117
Orion Engineered Carbons SA	297,667	5,869,993
PQ Group Holdings Inc.	56,348	941,012
Quaker Chemical Corp.	116,434	28,383,116
Sensient Technologies Corp.	152,863	11,923,314
Stepan Co.	15,707	1,996,517
Trinseo SA	104,703	6,666,440
Tronox Holdings PLC, Class A	330,559	6,049,230

		193,610,653

Commercial Services & Supplies — 1.5%
Brady Corp., Class A, NVS	308,497	16,489,165
Brink’s Co. (The)(b)	432,358	34,255,724
Casella Waste Systems Inc., Class A(a)(b)	370,119	23,528,465
Cimpress PLC(a)(b)	50,462	5,052,760
Covanta Holding Corp.	406,273	5,630,944
Healthcare Services Group Inc.	653,699	18,323,183
Interface Inc.	93,607	1,168,215
Montrose Environmental Group Inc.(a)(b)	70,735	3,550,190
Pitney Bowes Inc.	583,168	4,805,304
Tetra Tech Inc.	473,142	64,214,832
UniFirst Corp./MA(b)	7,688	1,719,883

		178,738,665

Communications Equipment — 0.7%
CalAmp Corp.(a)	201,101	2,181,946
Calix Inc.(a)	460,944	15,976,319
Cambium Networks Corp.(a)(b)	70,044	3,272,456
Casa Systems Inc.(a)(b)	289,082	2,754,951
Clearfield Inc.(a)(b)	97,704	2,943,822
Extreme Networks Inc.(a)	1,057,245	9,250,894
Genasys Inc.(a)(b)	299,917	2,006,445
Infinera Corp.(a)(b)	717,250	6,907,117
Inseego Corp.(a)(b)	612,472	6,124,720
Plantronics Inc.	98,900	3,848,199
Resonant Inc.(a)(b)	451,842	1,915,810
Viavi Solutions Inc.(a)(b)	2,005,966	31,493,666

		88,676,345

Construction & Engineering — 0.7%
Ameresco Inc., Class A(a)(b)	215,713	10,490,123
Comfort Systems USA Inc.	91,093	6,811,024

Security	Shares	Value

Construction & Engineering (continued)
Construction Partners Inc., Class A(a)(b)	109,047	$3,258,324
Dycom Industries Inc.(a)(b)	193,128	17,931,935
EMCOR Group Inc.	40,909	4,588,353
Granite Construction Inc.	46,163	1,858,061
HC2 Holdings Inc.(a)(b)	438,240	1,726,666
IES Holdings Inc.(a)	26,251	1,323,313
MasTec Inc.(a)(b)	33,409	3,130,423
MYR Group Inc.(a)(b)	91,831	6,581,528
NV5 Global Inc.(a)(b)	88,063	8,504,244
Primoris Services Corp.	235,955	7,817,189
Sterling Construction Co. Inc.(a)(b)	39,132	907,862
WillScot Mobile Mini Holdings Corp.(a)(b)	530,648	14,725,482

		89,654,527

Construction Materials — 0.1%
Forterra Inc.(a)(b)	257,567	5,988,433
United State Lime & Minerals Inc.	950	127,024

		6,115,457

Consumer Finance — 0.3%
Atlanticus Holdings Corp.(a)(b)	46,040	1,396,393
Curo Group Holdings Corp.	166,878	2,434,750
FirstCash Inc.	356,015	23,379,505
Green Dot Corp., Class A(a)	39,512	1,809,255
PROG Holdings Inc.	74,556	3,227,529

		32,247,432

Containers & Packaging — 0.2%
Myers Industries Inc.	120,302	2,377,168
O-I Glass Inc.	1,066,973	15,727,182
Pactiv Evergreen Inc.	74,409	1,022,380
UFP Technologies Inc.(a)	5,531	275,554

		19,402,284

Distributors — 0.1%
Core-Mark Holding Co. Inc.	363,642	14,069,309
Greenlane Holdings Inc., Class A(a)(b)	98,031	520,054

		14,589,363

Diversified Consumer Services — 0.3%
Aspen Group Inc./CO(a)(b)	195,423	1,172,538
Perdoceo Education Corp.(a)(b)	610,950	7,306,962
Strategic Education Inc.	212,265	19,509,276
Universal Technical Institute Inc.(a)	247,611	1,446,049
Vivint Smart Home Inc.(a)(b)	144,997	2,076,357
WW International Inc.(a)(b)	98,540	3,082,331

		34,593,513

Diversified Financial Services — 0.0%
GWG Holdings Inc.(a)(b)	29,183	203,989

Diversified Telecommunication Services — 0.8%
Anterix Inc.(a)(b)	96,257	4,539,480
ATN International Inc.	5,503	270,307
Bandwidth Inc., Class A(a)(b)	168,025	21,295,489
Cincinnati Bell Inc.(a)	145,947	2,240,286
Cogent Communications Holdings Inc.	372,399	25,606,155
Consolidated Communications Holdings Inc.(a)	63,698	458,626
IDT Corp., Class B(a)(b)	111,158	2,518,840
Iridium Communications Inc.(a)(b)	676,084	27,888,465
Ooma Inc.(a)(b)	189,309	3,000,548
ORBCOMM Inc.(a)(b)	88,433	674,744
Vonage Holdings Corp.(a)	1,151,133	13,606,392

		102,099,332

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities — 0.1%
Genie Energy Ltd., Class B	120,141	$761,694
MGE Energy Inc.	86,841	6,199,579
Otter Tail Corp.	119,528	5,518,608
Spark Energy Inc., Class A	108,023	1,153,685

		13,633,566

Electrical Equipment — 2.7%
Allied Motion Technologies Inc.	59,288	3,043,253
Atkore Inc.(a)	411,254	29,569,163
Bloom Energy Corp., Class A(a)(b)	730,623	19,763,352
EnerSys	34,327	3,116,892
FuelCell Energy Inc.(a)(b)	1,830,469	26,377,058
Orion Energy Systems Inc.(a)(b)	243,588	1,695,372
Plug Power Inc.(a)(b)	3,618,330	129,680,947
Sunrun Inc.(a)(b)	1,393,829	84,298,778
TPI Composites Inc.(a)(b)	268,941	15,176,341
Vicor Corp.(a)(b)	169,102	14,378,743

		327,099,899

Electronic Equipment, Instruments & Components — 2.4%
908 Devices Inc.(a)(b)	50,880	2,467,680
Akoustis Technologies Inc.(a)	314,613	4,196,938
Badger Meter Inc.	255,277	23,758,630
ePlus Inc.(a)	97,385	9,703,441
Fabrinet(a)	322,585	29,158,458
FARO Technologies Inc.(a)(b)	143,904	12,457,769
II-VI Inc.(a)(b)	793,764	54,269,645
Insight Enterprises Inc.(a)(b)	83,513	7,968,811
Intellicheck Inc.(a)	161,398	1,352,515
Iteris Inc.(a)	367,573	2,267,925
Itron Inc.(a)	386,512	34,264,289
Luna Innovations Inc.(a)(b)	264,074	2,780,699
Methode Electronics Inc.	57,562	2,416,453
Napco Security Technologies Inc.(a)(b)	125,552	4,372,976
nLight Inc.(a)(b)	309,186	10,017,626
Novanta Inc.(a)(b)	300,202	39,593,642
OSI Systems Inc.(a)(b)	148,138	14,236,062
PAR Technology Corp.(a)(b)	166,860	10,914,313
PC Connection Inc.	6,644	308,215
Plexus Corp.(a)(b)	202,036	18,554,986
Research Frontiers Inc.(a)(b)	241,967	687,186
Rogers Corp.(a)(b)	28,413	5,347,611
Wrap Technologies Inc.(a)(b)	104,217	579,447

		291,675,317

Energy Equipment & Services — 0.1%
Aspen Aerogels Inc.(a)	15,839	322,165
Cactus Inc., Class A	192,770	5,902,618
DMC Global Inc.	58,715	3,185,876

		9,410,659

Entertainment — 0.2%
Glu Mobile Inc.(a)(b)	1,300,130	16,225,622
Liberty Media Corp.-Liberty Braves, Class A(a)(b)	55,188	1,573,410
Liberty Media Corp.-Liberty Braves, Class C, NVS(a)(b)	191,834	5,336,822
LiveXLive Media Inc.(a)	64,862	281,501

		23,417,355

Equity Real Estate Investment Trusts (REITs) — 2.7%
Alexander’s Inc.	17,584	4,876,043
Bluerock Residential Growth REIT Inc., Class A	72,679	734,785
Broadstone Net Lease Inc.	40,221	736,044
CareTrust REIT Inc.	118,287	2,754,313

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
CatchMark Timber Trust Inc., Class A	46,229	$470,611
CIM Commercial Trust Corp.	101,087	1,303,011
Clipper Realty Inc.	116,256	920,748
Community Healthcare Trust Inc.	193,996	8,947,096
Easterly Government Properties Inc.	717,565	14,875,122
EastGroup Properties Inc.	326,108	46,724,754
Four Corners Property Trust Inc.	643,847	17,641,408
Gladstone Commercial Corp.	63,469	1,241,454
Gladstone Land Corp.	88,325	1,616,348
Indus Realty Trust Inc.	18,852	1,134,136
Innovative Industrial Properties Inc.	85,336	15,374,134
LTC Properties Inc.	128,671	5,368,154
Monmouth Real Estate Investment Corp.	737,691	13,049,754
National Health Investors Inc.	125,093	9,041,722
National Storage Affiliates Trust	550,598	21,985,378
NETSTREIT Corp.	20,720	383,113
NexPoint Residential Trust Inc.	30,256	1,394,499
Plymouth Industrial REIT Inc.	221,020	3,724,187
PS Business Parks Inc.	176,655	27,307,330
QTS Realty Trust Inc., Class A	531,472	32,972,523
Ryman Hospitality Properties Inc.(b)	383,688	29,739,657
Safehold Inc.(b)	87,645	6,143,914
Saul Centers Inc.	92,002	3,690,200
STAG Industrial Inc.	113,513	3,815,172
Terreno Realty Corp	252,279	14,574,158
UMH Properties Inc.	255,429	4,896,574
Uniti Group Inc.	1,692,538	18,668,694
Universal Health Realty Income Trust	99,509	6,744,720

		322,849,756

Food & Staples Retailing — 0.5%
BJ’s Wholesale Club Holdings Inc.(a)(b)	1,202,149	53,928,404
Natural Grocers by Vitamin Cottage Inc.	51,985	912,337
PriceSmart Inc.	12,853	1,243,528

		56,084,269

Food Products — 1.4%
B&G Foods Inc.	490,187	15,225,208
Bridgford Foods Corp.(a)(b)	7,792	120,776
Calavo Growers Inc.	144,314	11,204,539
Cal-Maine Foods Inc.(a)(b)	110,193	4,233,615
Freshpet Inc.(a)(b)	357,917	56,840,799
Hostess Brands Inc.(a)(b)	492,819	7,067,024
J&J Snack Foods Corp.	34,803	5,465,115
John B Sanfilippo & Son Inc.	75,766	6,846,973
Laird Superfood Inc.(a)(b)	17,297	648,119
Lancaster Colony Corp.	166,183	29,141,851
Limoneira Co.	31,688	554,540
Mission Produce Inc.(a)	33,011	627,539
Sanderson Farms Inc.	136,859	21,319,895
Tootsie Roll Industries Inc.	119,962	3,974,357
Vital Farms Inc.(a)(b)	85,857	1,875,117

		165,145,467

Gas Utilities — 0.4%
Brookfield Infrastructure Corp., Class A	137,119	10,471,778
Chesapeake Utilities Corp.	141,111	16,380,165
Northwest Natural Holding Co.	29,436	1,588,072
ONE Gas Inc.	52,552	4,041,774
RGC Resources Inc.	34,196	758,467
South Jersey Industries Inc.(b)	515,937	11,649,858

92	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Gas Utilities (continued)
Southwest Gas Holdings Inc.	41,310	$2,838,410

		47,728,524

Health Care Equipment & Supplies — 5.9%
Accelerate Diagnostics Inc.(a)(b)	291,346	2,423,999
Accuray Inc.(a)(b)	816,409	4,041,225
Acutus Medical Inc.(a)(b)	98,350	1,314,940
Alphatec Holdings Inc.(a)	423,714	6,690,444
Antares Pharma Inc.(a)	1,436,956	5,905,889
Apyx Medical Corp.(a)	34,217	330,536
Aspira Women’s Health Inc.(a)(b)	701,519	4,735,253
AtriCure Inc.(a)(b)	383,056	25,097,829
Atrion Corp.	12,344	7,916,331
Axogen Inc.(a)(b)	329,924	6,684,260
Axonics Modulation Technologies Inc.(a)(b)	265,015	15,871,748
Bellerophon Therapeutics Inc.(a)	40,298	209,147
Beyond Air Inc.(a)(b)	145,072	797,896
BioLife Solutions Inc.(a)(b)	124,920	4,497,120
BioSig Technologies Inc.(a)(b)	212,588	916,254
Bioventus Inc., Class A(a)(b)	54,079	826,327
Cantel Medical Corp.(a)	333,512	26,627,598
Cardiovascular Systems Inc.(a)(b)	344,364	13,202,916
Cerus Corp.(a)(b)	1,436,657	8,634,309
Chembio Diagnostics Inc.(a)(b)	157,624	553,260
Co-Diagnostics Inc.(a)(b)	231,805	2,211,420
CONMED Corp.	238,850	31,191,422
CryoLife Inc.(a)(b)	267,988	6,051,169
CryoPort Inc.(a)(b)	350,159	18,211,770
Cutera Inc.(a)(b)	151,467	4,551,583
CytoSorbents Corp.(a)(b)	360,663	3,130,555
Eargo Inc.(a)(b)	56,069	2,800,647
Electromed Inc.(a)(b)	63,443	668,689
GenMark Diagnostics Inc.(a)	609,899	14,576,586
Glaukos Corp.(a)(b)	374,059	31,394,772
Heska Corp.(a)(b)	22,500	3,790,350
Inari Medical Inc.(a)(b)	116,069	12,419,383
Inogen Inc.(a)	109,545	5,753,303
Integer Holdings Corp.(a)(b)	180,564	16,629,944
Intersect ENT Inc.(a)	284,788	5,946,373
iRadimed Corp.(a)	52,823	1,361,249
iRhythm Technologies Inc.(a)(b)	253,893	35,255,582
Lantheus Holdings Inc.(a)(b)	580,729	12,410,179
LeMaitre Vascular Inc.	116,164	5,666,480
LivaNova PLC(a)(b)	301,957	22,263,290
Lucira Health Inc.(a)(b)	68,187	825,063
Meridian Bioscience Inc.(a)(b)	322,738	8,471,873
Merit Medical Systems Inc.(a)(b)	474,550	28,416,054
Mesa Laboratories Inc.(b)	41,406	10,082,361
Milestone Scientific Inc.(a)(b)	381,162	1,360,748
Misonix Inc.(a)(b)	45,469	890,738
Natus Medical Inc.(a)	93,401	2,392,000
Nemaura Medical Inc.(a)(b)	61,286	468,225
Neogen Corp.(a)	462,351	41,098,380
Nevro Corp.(a)(b)	298,752	41,675,904
NuVasive Inc.(a)(b)	451,647	29,609,977
OraSure Technologies Inc.(a)(b)	377,801	4,408,938
Ortho Clinical Diagnostics Holdings PLC(a)	616,485	11,895,078
OrthoPediatrics Corp.(a)(b)	114,945	5,603,569
Outset Medical Inc.(a)(b)	69,665	3,789,079
PAVmed Inc.(a)(b)	538,226	2,389,723
Pulmonx Corp.(a)	81,090	3,709,057

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Pulse Biosciences Inc.(a)(b)	124,947	$2,958,745
Quotient Ltd.(a)(b)	641,174	2,359,520
Repro-Med Systems Inc.(a)(b)	242,150	852,368
Retractable Technologies Inc.(a)(b)	112,687	1,444,647
Rockwell Medical Inc.(a)(b)	558,065	647,355
Shockwave Medical Inc.(a)(b)	249,251	32,467,435
SI-BONE Inc.(a)	252,693	8,038,164
Sientra Inc.(a)(b)	357,817	2,608,486
Silk Road Medical Inc.(a)(b)	239,100	12,110,415
Soliton Inc.(a)(b)	62,456	1,097,352
STAAR Surgical Co.(a)(b)	402,367	42,413,505
Stereotaxis Inc.(a)	403,116	2,708,940
Surmodics Inc.(a)	118,089	6,621,250
Tactile Systems Technology Inc.(a)(b)	160,791	8,761,502
Talis Biomedical Corp.(a)(b)	87,645	1,126,238
Tela Bio Inc.(a)	59,929	892,942
TransMedics Group Inc.(a)(b)	220,411	9,144,852
Utah Medical Products Inc.	24,453	2,117,630
Vapotherm Inc.(a)(b)	172,008	4,131,632
Venus Concept Inc.(a)(b)	107,184	251,882
ViewRay Inc.(a)(b)	377,082	1,640,307
VolitionRx Ltd.(a)	231,550	875,259
Zynex Inc.(a)(b)	165,003	2,519,596

		718,438,816

Health Care Providers & Services — 3.9%
1Life Healthcare Inc.(a)(b)	688,627	26,911,543
Accolade Inc.(a)(b)	230,296	10,448,530
AdaptHealth Corp.(a)(b)	659,094	24,228,295
Addus HomeCare Corp.(a)(b)	129,866	13,582,685
AMN Healthcare Services Inc.(a)(b)	410,079	30,222,822
Apollo Medical Holdings Inc.(a)(b)	178,112	4,825,054
Apria Inc.(a)	54,351	1,518,023
Avalon GloboCare Corp.(a)(b)	151,223	161,809
Biodesix Inc.(a)	25,362	515,102
Castle Biosciences Inc.(a)(b)	126,882	8,686,342
CorVel Corp.(a)	76,711	7,869,781
Cross Country Healthcare Inc.(a)	34,173	426,821
Ensign Group Inc. (The)	454,128	42,615,372
Exagen Inc.(a)	43,552	762,160
Fulgent Genetics Inc.(a)(b)	118,639	11,462,900
Hanger Inc.(a)	39,151	893,426
HealthEquity Inc.(a)(b)	704,664	47,917,152
InfuSystem Holdings Inc.(a)(b)	131,881	2,685,097
Joint Corp. (The)(a)	116,221	5,621,610
LHC Group Inc.(a)(b)	266,592	50,975,056
Magellan Health Inc.(a)	91,965	8,574,817
ModivCare Inc.(a)	105,847	15,678,058
National Research Corp.	119,204	5,582,323
Ontrak Inc.(a)	72,286	2,353,632
Option Care Health Inc.(a)	704,170	12,491,976
Pennant Group Inc. (The)(a)	223,179	10,221,598
PetIQ Inc., Class A(a)(b)	189,859	6,694,428
Progenity Inc.(a)(b)	141,141	671,831
Progyny Inc.(a)(b)	233,672	10,400,741
R1 RCM Inc.(a)(b)	950,453	23,457,180
RadNet Inc.(a)(b)	380,072	8,266,566
Select Medical Holdings Corp.(a)	954,250	32,539,925
Sharps Compliance Corp.(a)(b)	130,194	1,870,888
Surgery Partners Inc.(a)(b)	225,212	9,967,883
Tenet Healthcare Corp.(a)	92,557	4,812,964

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Tivity Health Inc.(a)(b)	177,332	$3,958,050
Triple-S Management Corp., Class B(a)	17,226	448,393
U.S. Physical Therapy Inc.	110,938	11,548,646
Viemed Healthcare Inc.(a)	310,786	3,145,154

		465,014,633

Health Care Technology — 2.0%
Allscripts Healthcare Solutions Inc.(a)(b)	78,191	1,174,038
Evolent Health Inc., Class A(a)(b)	110,840	2,238,968
Health Catalyst Inc.(a)(b)	294,568	13,776,945
HMS Holdings Corp.(a)	774,495	28,636,953
Icad Inc.(a)	176,507	3,745,478
Inovalon Holdings Inc., Class A(a)(b)	654,031	18,823,012
Inspire Medical Systems Inc.(a)	229,894	47,585,759
NantHealth Inc.(a)(b)	245,870	789,243
Omnicell Inc.(a)(b)	373,003	48,441,900
OptimizeRx Corp.(a)(b)	142,278	6,936,052
Phreesia Inc.(a)	294,596	15,348,452
Schrodinger Inc.(a)(b)	263,553	20,106,458
Simulations Plus Inc.(b)	132,353	8,370,004
Tabula Rasa HealthCare Inc.(a)(b)	185,445	8,539,742
Vocera Communications Inc.(a)	281,173	10,813,914

		235,326,918

Hotels, Restaurants & Leisure — 4.7%
Accel Entertainment Inc.(a)(b)	443,653	4,849,127
Bally’s Corp.	156,800	10,188,864
Bloomin’ Brands Inc.	769,797	20,823,009
Brinker International Inc.	263,941	18,755,647
Caesars Entertainment Inc.(a)(b)	927,902	81,145,030
Churchill Downs Inc.(b)	333,651	75,878,910
Cracker Barrel Old Country Store Inc	88,307	15,266,514
Dave & Buster’s Entertainment Inc.(a)	142,214	6,812,051
Denny’s Corp.(a)(b)	353,045	6,393,645
Dine Brands Global Inc.	9,084	817,832
El Pollo Loco Holdings Inc.(a)	10,939	176,337
Everi Holdings Inc.(a)	252,561	3,563,636
GAN Ltd.(a)(b)	223,148	4,061,294
Golden Entertainment Inc.(a)	57,300	1,447,398
Hilton Grand Vacations Inc.(a)	747,797	28,034,909
Jack in the Box Inc.	22,458	2,465,439
Lindblad Expeditions Holdings Inc.(a)(b)	225,162	4,255,562
Marriott Vacations Worldwide Corp.	45,834	7,983,366
Monarch Casino & Resort Inc.(a)(b)	78,343	4,749,153
NEOGAMES SA(a)	24,459	874,898
Noodles & Co., Class A(a)(b)	137,913	1,427,400
Papa John’s International Inc.	244,923	21,709,975
Penn National Gaming Inc.(a)(b)	686,600	71,983,144
PlayAGS Inc.(a)(b)	59,930	484,234
Red Rock Resorts Inc., Class A	431,719	14,069,722
Ruth’s Hospitality Group Inc.	288,031	7,151,810
Scientific Games Corp./DE, Class A(a)	359,114	13,833,071
SeaWorld Entertainment Inc.(a)(b)	196,725	9,771,331
Shake Shack Inc., Class A(a)(b)	308,335	34,770,938
Texas Roadhouse Inc.	576,681	55,326,775
Wingstop Inc.(b)	260,287	33,100,698

		562,171,719

Household Durables — 2.5%
Casper Sleep Inc.(a)(b)	42,985	311,211
Cavco Industries Inc.(a)	80,470	18,154,837
GoPro Inc., Class A(a)(b)	953,301	11,096,424

Security	Shares	Value

Household Durables (continued)
Hamilton Beach Brands Holding Co., Class A	20,496	$371,592
Helen of Troy Ltd.(a)	214,684	45,225,331
Hooker Furniture Corp.	6,847	249,642
Installed Building Products Inc.	200,077	22,184,538
iRobot Corp.(a)(b)	241,576	29,515,756
KB Home	114,704	5,337,177
Legacy Housing Corp.(a)(b)	18,794	333,218
LGI Homes Inc.(a)(b)	195,825	29,238,631
Lovesac Co. (The)(a)(b)	88,891	5,031,230
Meritage Homes Corp.(a)(b)	17,479	1,606,670
Purple Innovation Inc., Class A(a)(b)	282,530	8,942,074
Skyline Champion Corp.(a)	460,511	20,842,728
Sonos Inc.(a)	1,055,957	39,566,709
Taylor Morrison Home Corp.(a)	109,760	3,381,705
TopBuild Corp.(a)(b)	290,467	60,832,504
Universal Electronics Inc.(a)	100,924	5,547,792

		307,769,769

Household Products — 0.3%
Central Garden & Pet Co.(a)(b)	26,497	1,537,091
Central Garden & Pet Co., Class A, NVS(a)	105,806	5,490,273
WD-40 Co.	111,984	34,287,261

		41,314,625

Independent Power and Renewable Electricity Producers — 0.4%
Atlantic Power Corp.(a)	62,831	181,582
Brookfield Renewable Corp., Class A	94,708	4,432,334
Clearway Energy Inc., Class A	63,283	1,677,632
Clearway Energy Inc., Class C	143,294	4,032,293
Ormat Technologies Inc.	384,554	30,199,026
Sunnova Energy International Inc.(a)	57,848	2,361,355

		42,884,222

Industrial Conglomerates — 0.0%
Raven Industries Inc.	26,972	1,033,837

Insurance — 1.2%
BRP Group Inc., Class A(a)(b)	371,776	10,130,896
Crawford & Co., Class A, NVS	15,567	165,788
eHealth Inc.(a)(b)	225,520	16,402,070
FedNat Holding Co.	7,293	33,766
Goosehead Insurance Inc., Class A(b)	15,048	1,612,845
HCI Group Inc.	12,080	927,986
Heritage Insurance Holdings Inc.	14,887	164,948
Investors Title Co.	1,345	223,270
James River Group Holdings Ltd.	229,751	10,481,241
Kinsale Capital Group Inc.(b)	185,226	30,525,245
Palomar Holdings Inc.(a)(b)	177,443	11,895,779
RLI Corp.	303,117	33,818,764
Selectquote Inc.(a)	313,044	9,237,928
Trean Insurance Group Inc.(a)	14,876	240,247
Trupanion Inc.(a)	264,039	20,122,412
Universal Insurance Holdings Inc.	63,717	913,702

		146,896,887

Interactive Media & Services — 0.4%
Cargurus Inc.(a)	767,897	18,298,986
Eventbrite Inc., Class A(a)(b)	562,775	12,471,094
EverQuote Inc., Class A(a)(b)	122,722	4,453,581
MediaAlpha Inc., Class A(a)	110,066	3,899,638
QuinStreet Inc.(a)	138,919	2,820,056
Yelp Inc.(a)(b)	118,742	4,630,938

		46,574,293

94	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail — 1.2%
1-800-Flowers.com Inc., Class A(a)(b)	225,203	$6,217,855
CarParts.com Inc.(a)(b)	278,762	3,980,721
Magnite Inc.(a)(b)	540,999	22,510,968
Overstock.com Inc.(a)(b)	305,797	20,262,109
PetMed Express Inc.	171,007	6,015,171
Quotient Technology Inc.(a)(b)	425,867	6,958,667
RealReal Inc. (The)(a)(b)	556,560	12,594,953
Shutterstock Inc.	191,593	17,059,441
Stamps.com Inc.(a)	149,452	29,817,169
Stitch Fix Inc., Class A(a)	437,392	21,668,400
Waitr Holdings Inc.(a)(b)	743,739	2,179,155

		149,264,609

IT Services — 2.6%
Brightcove Inc.(a)	345,459	6,950,635
Cardtronics PLC, Class A(a)	228,332	8,859,282
Cass Information Systems Inc.	123,986	5,736,832
CSG Systems International Inc.	284,611	12,776,188
EVERTEC Inc.	529,255	19,698,871
Evo Payments Inc., Class A(a)(b)	401,043	11,036,703
ExlService Holdings Inc.(a)	290,818	26,220,151
GreenSky Inc., Class A(a)(b)	566,273	3,505,230
Grid Dynamics Holdings Inc.(a)	245,434	3,909,764
GTT Communications Inc.(a)(b)	290,514	531,641
Hackett Group Inc. (The)	189,786	3,110,593
I3 Verticals Inc., Class A(a)(b)	161,985	5,041,783
IBEX Holdings Ltd.(a)	15,185	334,070
International Money Express Inc.(a)	250,046	3,753,190
Limelight Networks Inc.(a)(b)	1,053,699	3,761,705
LiveRamp Holdings Inc.(a)	460,128	23,871,441
MAXIMUS Inc.	536,740	47,791,330
NIC Inc.	578,846	19,640,245
Paysign Inc.(a)(b)	280,789	1,227,048
Perficient Inc.(a)(b)	284,810	16,724,043
Perspecta Inc.	1,012,010	29,398,890
PFSweb Inc.(a)(b)	104,740	706,995
Priority Technology Holdings Inc.(a)(b)	60,107	417,143
Rackspace Technology Inc.(a)	253,230	6,021,809
Repay Holdings Corp.(a)(b)	586,230	13,764,680
Sykes Enterprises Inc.(a)	19,076	840,870
TTEC Holdings Inc.	159,027	15,974,262
Tucows Inc., Class A(a)	82,052	6,359,030
Unisys Corp.(a)(b)	54,727	1,391,160
Verra Mobility Corp.(a)(b)	1,170,704	15,845,479

		315,201,063

Leisure Products — 0.7%
Acushnet Holdings Corp.	69,426	2,869,377
Clarus Corp.	14,636	249,544
Johnson Outdoors Inc., Class A	23,042	3,289,245
Malibu Boats Inc., Class A(a)(b)	181,625	14,471,880
Marine Products Corp.	67,401	1,096,614
MasterCraft Boat Holdings Inc.(a)	164,941	4,385,781
Sturm Ruger & Co. Inc.	129,568	8,560,558
YETI Holdings Inc.(a)(b)	702,231	50,708,101

		85,631,100

Life Sciences Tools & Services — 1.7%
Champions Oncology Inc.(a)	65,799	743,529
ChromaDex Corp.(a)(b)	371,681	3,471,500
Codexis Inc.(a)(b)	507,994	11,627,983
Contra Aduro Biotech I(a)(c)	105,692	317,076

Security	Shares	Value

Life Sciences Tools & Services (continued)
Fluidigm Corp.(a)	52,126	$235,609
Luminex Corp.	376,588	12,013,157
Medpace Holdings Inc.(a)(b)	242,627	39,802,959
NanoString Technologies Inc.(a)(b)	335,224	22,027,569
NeoGenomics Inc.(a)(b)	953,729	45,998,350
Pacific Biosciences of California Inc.(a)(b)	1,402,531	46,718,308
Personalis Inc.(a)(b)	229,722	5,653,458
Quanterix Corp.(a)	210,057	12,282,033
Seer Inc.(a)(b)	101,281	5,066,076

		205,957,607

Machinery — 3.2%
Agrify Corp.(a)(b)	19,498	243,335
Alamo Group Inc.	69,995	10,929,719
Albany International Corp., Class A	221,647	18,500,875
Blue Bird Corp.(a)	54,172	1,355,925
Douglas Dynamics Inc.	181,411	8,372,118
Energy Recovery Inc.(a)(b)	350,425	6,426,795
Enerpac Tool Group Corp.	197,728	5,164,655
ESCO Technologies Inc.	206,026	22,434,171
Evoqua Water Technologies Corp.(a)	1,012,808	26,636,850
ExOne Co. (The)(a)(b)	95,412	2,992,120
Federal Signal Corp.	482,717	18,488,061
Franklin Electric Co. Inc.	374,780	29,585,133
Gencor Industries Inc.(a)	12,395	166,217
Gorman-Rupp Co. (The)	23,752	786,429
Helios Technologies Inc.	120,480	8,779,378
Hydrofarm Holdings Group Inc.(a)(b)	35,598	2,147,271
John Bean Technologies Corp.(b)	275,157	36,689,434
Kadant Inc.	100,042	18,508,770
Lindsay Corp.	94,870	15,807,239
Luxfer Holdings PLC	13,521	287,727
Meritor Inc.(a)(b)	464,386	13,662,236
Mueller Water Products Inc., Class A	81,154	1,127,229
Omega Flex Inc.	25,492	4,024,677
Proto Labs Inc.(a)(b)	234,122	28,504,354
RBC Bearings Inc.(a)(b)	216,456	42,592,047
REV Group Inc.	27,559	528,031
Rexnord Corp.	82,155	3,868,679
Shyft Group Inc. (The)	301,918	11,231,350
SPX Corp.(a)	278,695	16,239,558
Tennant Co.	160,871	12,851,984
Watts Water Technologies Inc., Class A	107,149	12,730,373
Welbilt Inc.(a)(b)	319,738	5,195,743

		386,858,483

Media — 0.5%
AMC Networks Inc., Class A(a)	100,380	5,336,201
Cardlytics Inc.(a)(b)	261,526	28,689,402
Daily Journal Corp.(a)(b)	8,170	2,585,397
Gray Television Inc.	231,426	4,258,238
Loral Space & Communications Inc.	25,188	948,832
Meredith Corp.	174,809	5,205,812
TechTarget Inc.(a)(b)	208,437	14,475,950
WideOpenWest Inc.(a)(b)	227,914	3,097,351

		64,597,183

Metals & Mining — 0.3%
Caledonia Mining Corp. PLC	33,478	478,401
Compass Minerals International Inc.	299,236	18,768,082
Gatos Silver Inc.(a)(b)	54,855	546,904
Materion Corp.	54,089	3,582,855

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
NovaGold Resources Inc.(a)(b)	1,940,344	$16,997,414

		40,373,656

Mortgage Real Estate Investment — 0.0%
Hannon Armstrong Sustainable Infrastructure Capital Inc.	35,066	1,967,203

Multiline Retail — 0.0%
Big Lots Inc.	25,365	1,732,430
Franchise Group Inc.	23,258	839,846

		2,572,276

Oil, Gas & Consumable Fuels — 0.1%
Ardmore Shipping Corp.	50,317	228,439
Contango Oil & Gas Co.(a)(b)	176,068	686,665
Dorian LPG Ltd.(a)(b)	44,398	582,946
Goodrich Petroleum Corp.(a)(b)	49,900	472,054
Magnolia Oil & Gas Corp., Class A(a)(b)	990,009	11,365,303
NextDecade Corp.(a)(b)	9,964	26,604
Uranium Energy Corp.(a)(b)	591,468	1,691,599

		15,053,610

Paper & Forest Products — 0.4%
Louisiana-Pacific Corp.	964,695	53,501,985

Personal Products — 0.5%
elf Beauty Inc.(a)	398,852	10,701,199
Inter Parfums Inc.	155,699	11,043,730
Lifevantage Corp.(a)(b)	124,984	1,168,601
Medifast Inc.	98,927	20,954,717
USANA Health Sciences Inc.(a)(b)	101,082	9,865,603
Veru Inc.(a)(b)	474,154	5,109,009

		58,842,859

Pharmaceuticals — 2.4%
AcelRx Pharmaceuticals Inc.(a)(b)	231,910	394,247
Aerie Pharmaceuticals Inc.(a)(b)	321,656	5,747,993
Agile Therapeutics Inc.(a)(b)	576,590	1,199,307
Amneal Pharmaceuticals Inc.(a)	881,882	5,935,066
Amphastar Pharmaceuticals Inc.(a)(b)	317,434	5,815,391
Angion Biomedica Corp.(a)(b)	36,907	666,910
ANI Pharmaceuticals Inc.(a)	45,145	1,631,540
Aquestive Therapeutics Inc.(a)(b)	181,219	942,339
Arvinas Inc.(a)	316,478	20,919,196
Atea Pharmaceuticals Inc.(a)(b)	100,502	6,205,999
Athira Pharma Inc.(a)(b)	96,329	1,772,454
Avenue Therapeutics Inc.(a)(b)	60,782	368,947
Axsome Therapeutics Inc.(a)(b)	242,667	13,739,806
BioDelivery Sciences International Inc.(a)	797,223	3,117,142
Cara Therapeutics Inc.(a)(b)	359,992	7,815,426
Cassava Sciences Inc.(a)(b)	101,930	4,581,754
Cerecor Inc.(a)	362,670	1,095,263
Chiasma Inc.(a)(b)	442,901	1,386,280
Collegium Pharmaceutical Inc.(a)(b)	300,028	7,110,664
Corcept Therapeutics Inc.(a)(b)	852,060	20,270,507
CorMedix Inc.(a)(b)	264,251	2,639,868
Durect Corp.(a)(b)	1,933,027	3,827,393
Eloxx Pharmaceuticals Inc.(a)(b)	243,004	806,773
Endo International PLC(a)	850,588	6,302,857
Eton Pharmaceuticals Inc.(a)(b)	149,982	1,097,868
Evofem Biosciences Inc.(a)(b)	630,578	1,103,512
Evolus Inc.(a)	83,580	1,085,704
Fulcrum Therapeutics Inc.(a)(b)	144,409	1,701,138
Graybug Vision Inc.(a)(b)	44,451	246,703

Security	Shares	Value

Pharmaceuticals (continued)
Harmony Biosciences Holdings Inc.(a)(b)	41,722	$1,378,495
Harrow Health Inc.(a)(b)	204,087	1,377,587
IMARA Inc.(a)(b)	66,467	560,981
Innoviva Inc.(a)(b)	560,290	6,695,466
Intra-Cellular Therapies Inc.(a)(b)	220,813	7,492,185
Kala Pharmaceuticals Inc.(a)(b)	356,434	2,402,365
Kaleido Biosciences Inc.(a)(b)	120,414	975,353
Landos Biopharma Inc.(a)	39,322	378,671
Liquidia Corp.(a)(b)	236,773	636,919
Lyra Therapeutics Inc.(a)	53,282	617,538
Marinus Pharmaceuticals Inc.(a)	252,240	3,904,675
NGM Biopharmaceuticals Inc.(a)	209,069	6,077,636
Ocular Therapeutix Inc.(a)(b)	636,754	10,449,133
Odonate Therapeutics Inc.(a)(b)	142,882	488,656
Omeros Corp.(a)(b)	517,808	9,216,982
Optinose Inc.(a)(b)	313,945	1,158,457
Osmotica Pharmaceuticals PLC(a)(b)	82,502	268,957
Pacira BioSciences Inc.(a)(b)	373,254	26,161,373
Paratek Pharmaceuticals Inc.(a)(b)	365,623	2,581,298
Phathom Pharmaceuticals Inc.(a)(b)	100,736	3,783,644
Phibro Animal Health Corp., Class A	167,679	4,091,368
Pliant Therapeutics Inc.(a)(b)	166,949	6,566,104
Prestige Consumer Healthcare Inc.(a)	156,236	6,886,883
Provention Bio Inc.(a)(b)	462,102	4,849,761
Recro Pharma Inc.(a)	176,723	493,057
Relmada Therapeutics Inc.(a)	129,887	4,573,321
Revance Therapeutics Inc.(a)(b)	423,659	11,841,269
Satsuma Pharmaceuticals Inc.(a)	86,454	510,943
scPharmaceuticals Inc.(a)	62,874	418,112
SIGA Technologies Inc.(a)(b)	466,003	3,029,020
Strongbridge Biopharma PLC(a)	352,047	971,650
Supernus Pharmaceuticals Inc.(a)(b)	99,213	2,597,396
Tarsus Pharmaceuticals Inc.(a)(b)	42,569	1,371,999
Terns Pharmaceuticals Inc.(a)(b)	57,120	1,256,640
TherapeuticsMD Inc.(a)(b)	2,485,972	3,331,203
Theravance Biopharma Inc.(a)(b)	356,866	7,283,635
Tricida Inc.(a)(b)	251,728	1,331,641
Verrica Pharmaceuticals Inc.(a)(b)	113,441	1,718,631
VYNE Therapeutics Inc.(a)(b)	48,087	329,156
WaVe Life Sciences Ltd.(a)	289,204	1,622,434
Xeris Pharmaceuticals Inc.(a)(b)	376,987	1,700,211
Zogenix Inc.(a)(b)	486,311	9,492,791

		292,401,643

Professional Services — 1.7%
Akerna Corp.(a)(b)	160,532	793,028
ASGN Inc.(a)	369,726	35,286,649
Barrett Business Services Inc.	4,966	341,959
CBIZ Inc.(a)	75,430	2,463,544
CRA International Inc.	49,516	3,695,874
Exponent Inc.	451,178	43,967,296
Forrester Research Inc.(a)	96,259	4,089,082
Franklin Covey Co.(a)(b)	114,223	3,231,369
Huron Consulting Group Inc.(a)	18,582	936,161
ICF International Inc.	79,912	6,984,309
Insperity Inc.	156,233	13,082,951
KBR Inc.	155,492	5,969,338
Kforce Inc.	171,948	9,216,413
ManTech International Corp./VA, Class A	100,571	8,744,649
Mastech Digital Inc.(a)	35,571	626,405
Red Violet Inc.(a)(b)	59,110	1,088,806

96	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
TriNet Group Inc.(a)	362,058	$28,226,042
Upwork Inc.(a)(b)	815,204	36,496,683
Willdan Group Inc.(a)(b)	65,262	2,679,005

		207,919,563

Real Estate Management & Development — 0.8%
Altisource Portfolio Solutions SA(a)(b)	6,412	58,926
Cushman & Wakefield PLC(a)(b)	333,215	5,438,069
eXp World Holdings Inc.(a)	435,484	19,836,296
Fathom Holdings Inc.(a)(b)	16,360	599,267
Marcus & Millichap Inc.(a)(b)	19,070	642,659
Maui Land & Pineapple Co. Inc.(a)(b)	30,886	356,733
Redfin Corp.(a)(b)	875,326	58,287,958
RMR Group Inc. (The), Class A	122,710	5,007,795
St. Joe Co. (The)	141,563	6,073,053

		96,300,756

Road & Rail — 1.0%
Avis Budget Group Inc.(a)(b)	462,460	33,546,848
Daseke Inc.(a)(b)	397,305	3,373,119
Marten Transport Ltd.	255,773	4,340,468
PAM Transportation Services Inc.(a)	2,610	161,037
Saia Inc.(a)(b)	230,802	53,218,325
Universal Logistics Holdings Inc.	48,518	1,276,509
Werner Enterprises Inc.	466,659	22,012,305

		117,928,611

Semiconductors & Semiconductor Equipment — 4.7%
Advanced Energy Industries Inc.(b)	332,882	36,340,728
Ambarella Inc.(a)	89,857	9,020,744
Amkor Technology Inc.	144,536	3,426,949
Atomera Inc.(a)(b)	158,999	3,895,476
Axcelis Technologies Inc.(a)(b)	267,734	11,001,190
Brooks Automation Inc.	637,976	52,090,740
CEVA Inc.(a)(b)	192,326	10,799,105
CMC Materials Inc.	254,419	44,978,735
Cohu Inc.	23,624	988,428
CyberOptics Corp.(a)	63,247	1,642,525
Diodes Inc.(a)	65,029	5,191,915
DSP Group Inc.(a)(b)	181,652	2,588,541
FormFactor Inc.(a)(b)	676,568	30,519,982
Ichor Holdings Ltd.(a)(b)	237,425	12,773,465
Impinj Inc.(a)(b)	150,075	8,534,765
Lattice Semiconductor Corp.(a)(b)	1,194,249	53,765,090
MACOM Technology Solutions Holdings Inc.(a)(b)	423,507	24,571,876
Maxeon Solar Technologies Ltd.(a)(b)	65,823	2,077,374
MaxLinear Inc.(a)	359,128	12,239,082
NeoPhotonics Corp.(a)	305,025	3,645,049
NVE Corp.	38,596	2,705,580
Onto Innovation Inc.(a)	102,475	6,733,632
PDF Solutions Inc.(a)	237,459	4,222,021
Pixelworks Inc.(a)	339,289	1,123,047
Power Integrations Inc.	516,750	42,104,790
Semtech Corp.(a)	566,080	39,059,520
Silicon Laboratories Inc.(a)	379,999	53,606,459
SiTime Corp.(a)	102,584	10,114,782
SMART Global Holdings Inc.(a)(b)	122,583	5,641,270
SunPower Corp.(a)(b)	464,944	15,552,377
Synaptics Inc.(a)(b)	290,076	39,282,092
Ultra Clean Holdings Inc.(a)(b)	351,299	20,389,394

		570,626,723

Security	Shares	Value

Software — 9.5%
8x8 Inc.(a)	933,592	$30,285,724
A10 Networks Inc.(a)(b)	532,830	5,120,496
ACI Worldwide Inc.(a)(b)	1,005,877	38,273,620
Agilysys Inc.(a)	166,996	8,009,128
Alarm.com Holdings Inc.(a)(b)	417,662	36,077,644
Altair Engineering Inc., Class A(a)(b)	380,698	23,820,274
American Software Inc./GA, Class A	269,516	5,578,981
Appfolio Inc., Class A(a)(b)	142,886	20,205,509
Appian Corp.(a)(b)	312,577	41,557,112
Avaya Holdings Corp.(a)(b)	731,778	20,511,737
Benefitfocus Inc.(a)(b)	253,259	3,497,507
Blackbaud Inc.	426,099	30,287,117
Blackline Inc.(a)(b)	447,510	48,510,084
BM Technologies Inc.	2,973	31,951
Bottomline Technologies DE Inc.(a)	388,486	17,578,991
Box Inc., Class A(a)(b)	1,260,451	28,939,955
ChannelAdvisor Corp.(a)	243,908	5,744,033
Cloudera Inc.(a)(b)	873,301	10,628,073
Cognyte Software Ltd.(a)(b)	254,472	7,076,866
CommVault Systems Inc.(a)	369,918	23,859,711
Cornerstone OnDemand Inc.(a)	537,970	23,444,733
Digimarc Corp.(a)(b)	96,943	2,875,329
Digital Turbine Inc.(a)(b)	739,264	59,407,255
Domo Inc., Class B(a)	232,982	13,114,557
Ebix Inc.	128,806	4,125,656
eGain Corp.(a)(b)	69,163	656,357
Envestnet Inc.(a)(b)	466,186	33,672,615
Intelligent Systems Corp.(a)(b)	67,785	2,773,084
InterDigital Inc.	85,372	5,416,853
j2 Global Inc.(a)	380,652	45,624,949
LivePerson Inc.(a)(b)	546,029	28,797,569
MicroStrategy Inc., Class A(a)(b)	40,236	27,312,197
Mimecast Ltd.(a)(b)	508,594	20,450,565
Mitek Systems Inc.(a)(b)	367,762	5,361,970
Model N Inc.(a)(b)	306,926	10,813,003
ON24 Inc.(a)(b)	52,092	2,526,983
OneSpan Inc.(a)	292,308	7,161,546
Park City Group Inc.(a)(b)	23,397	142,956
Ping Identity Holding Corp.(a)(b)	324,373	7,113,500
Progress Software Corp.	387,730	17,083,384
PROS Holdings Inc.(a)(b)	352,753	14,992,003
Q2 Holdings Inc.(a)(b)	441,324	44,220,665
QAD Inc., Class A	104,110	6,931,644
Qualys Inc.(a)(b)	299,234	31,353,739
Rapid7 Inc.(a)	453,024	33,800,121
Rimini Street Inc.(a)(b)	212,089	1,902,438
SailPoint Technologies Holdings Inc.(a)(b)	773,543	39,172,218
Sapiens International Corp. NV	243,458	7,739,530
SecureWorks Corp., Class A(a)(b)	9,660	129,251
ShotSpotter Inc.(a)(b)	73,408	2,574,419
Smith Micro Software Inc.(a)(b)	304,930	1,678,640
Sprout Social Inc., Class A(a)(b)	244,138	14,101,411
SPS Commerce Inc.(a)	311,137	30,899,015
Sumo Logic Inc.(a)	100,113	1,888,131
SVMK Inc.(a)(b)	1,075,299	19,699,478
Telos Corp.(a)	120,368	4,564,355
Tenable Holdings Inc.(a)	622,383	22,520,929
Upland Software Inc.(a)(b)	232,258	10,960,255
Varonis Systems Inc.(a)	891,168	45,752,565
Verint Systems Inc.(a)(b)	254,321	11,569,062

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Veritone Inc.(a)(b)	230,315	$5,522,954
Viant Technology Inc., Class A(a)(b)	75,123	3,973,255
VirnetX Holding Corp.(b)	299,062	1,665,775
Workiva Inc.(a)(b)	348,108	30,724,012
Xperi Holding Corp.	62,598	1,362,758
Yext Inc.(a)(b)	923,130	13,366,922
Zix Corp.(a)(b)	486,597	3,673,807
Zuora Inc., Class A(a)(b)	906,201	13,411,775

		1,143,620,701

Specialty Retail — 2.6%
Aaron’s Co. Inc. (The)	39,598	1,016,877
Academy Sports & Outdoors Inc.(a)(b)	51,798	1,398,028
America’s Car-Mart Inc./TX(a)(b)	40,609	6,187,593
Asbury Automotive Group Inc.(a)(b)	65,977	12,964,480
Boot Barn Holdings Inc.(a)	228,738	14,252,665
Camping World Holdings Inc., Class A	286,889	10,437,022
Children’s Place Inc. (The)(a)	86,956	6,060,833
Envela Corp.(a)	59,750	299,945
GrowGeneration Corp.(a)(b)	355,868	17,683,081
Lithia Motors Inc., Class A	111,610	43,537,945
Lumber Liquidators Holdings Inc.(a)	35,685	896,407
Monro Inc.	141,715	9,324,847
Murphy USA Inc.	226,127	32,688,919
National Vision Holdings Inc.(a)(b)	585,526	25,663,605
OneWater Marine Inc., Class A(a)(b)	90,258	3,606,710
Rent-A-Center Inc./TX	378,353	21,815,834
RH(a)(b)	138,464	82,607,622
Sleep Number Corp.(a)(b)	90,984	13,055,294
Sportsman’s Warehouse Holdings Inc.(a)	373,168	6,433,416
Winmark Corp.	7,395	1,378,650

		311,309,773

Technology Hardware, Storage & Peripherals — 0.2%
Avid Technology Inc.(a)	276,497	5,836,852
Corsair Gaming Inc.(a)(b)	114,195	3,801,551
Diebold Nixdorf Inc.(a)(b)	244,385	3,453,160
Immersion Corp.(a)	117,274	1,123,485
Intevac Inc.(a)(b)	49,178	351,623
Quantum Corp.(a)	65,917	549,088
Super Micro Computer Inc.(a)	108,947	4,255,470

		19,371,229

Textiles, Apparel & Luxury Goods — 1.2%
Crocs Inc.(a)(b)	586,082	47,150,297
Deckers Outdoor Corp.(a)	245,688	81,180,229
Steven Madden Ltd.	315,611	11,759,666
Superior Group of Companies Inc.	15,652	397,874

		140,488,066

Thrifts & Mortgage Finance — 0.1%
Axos Financial Inc.(a)(b)	40,646	1,910,768
Columbia Financial Inc.(a)(b)	118,204	2,066,206
Federal Agricultural Mortgage Corp., Class C, NVS	17,486	1,761,190
FS Bancorp. Inc.	3,904	262,349
Greene County Bancorp. Inc.	3,807	95,213
Hingham Institution For Savings (The)	829	235,237
Kearny Financial Corp./MD	176,101	2,127,300
Luther Burbank Corp.	9,630	113,923
NMI Holdings Inc., Class A(a)	40,640	960,730
PennyMac Financial Services Inc.	45,599	3,049,205
Walker & Dunlop Inc.	21,343	2,192,780

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Waterstone Financial Inc.	10,825	$221,046

		14,995,947

Tobacco — 0.1%
Turning Point Brands Inc.(b)	103,635	5,406,638
Vector Group Ltd.	142,523	1,988,196

		7,394,834

Trading Companies & Distributors — 0.8%
Applied Industrial Technologies Inc.	134,769	12,286,890
Boise Cascade Co.	57,630	3,448,003
CAI International Inc.	27,241	1,240,010
EVI Industries Inc.(a)(b)	44,240	1,272,785
Herc Holdings Inc.(a)	12,203	1,236,530
Lawson Products Inc./DE(a)	24,491	1,270,103
McGrath RentCorp.	119,530	9,640,095
SiteOne Landscape Supply Inc.(a)(b)	385,606	65,838,368
Systemax Inc.	73,566	3,025,034
Transcat Inc.(a)(b)	60,614	2,974,935

		102,232,753

Water Utilities — 0.6%
American States Water Co.	324,183	24,514,719
Artesian Resources Corp., Class A, NVS	4,260	167,759
Cadiz Inc.(a)(b)	102,587	983,809
California Water Service Group	400,821	22,582,255
Global Water Resources Inc.	110,483	1,801,978
Middlesex Water Co.	148,996	11,773,664
Pure Cycle Corp.(a)	177,082	2,376,440
SJW Group	123,000	7,747,770
York Water Co. (The)	116,440	5,702,067

		77,650,461

Wireless Telecommunication Services — 0.3%
Boingo Wireless Inc.(a)	390,027	5,487,680
Gogo Inc.(a)(b)	453,758	4,383,302
Shenandoah Telecommunications Co.	422,015	20,598,552

		30,469,534

Total Common Stocks — 100.1% (Cost: $9,273,935,864)		12,095,902,386

Short-Term Investments

Money Market Funds — 13.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(d)(e)(f)	1,624,133,955	1,625,108,435
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	10,470,000	10,470,000

		1,635,578,435

Total Short-Term Investments — 13.5% (Cost: $1,634,639,821)		1,635,578,435

Total Investments in Securities — 113.6% (Cost: $10,908,575,685)		13,731,480,821

Other Assets, Less Liabilities — (13.6)%		(1,649,199,034)

Net Assets — 100.0%		$12,082,281,787

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.

98	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Growth ETF

(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,497,396,176	$126,582,337	(a)	$—		$62,664	$1,067,258	$1,625,108,435	1,624,133,955	$17,595,474	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	11,650,000	—		(1,180,000	)(a)	—	—	10,470,000	10,470,000	13,739		—
PennyMac Financial Services Inc.(c)	—	2,847,606		(1,053,543)		243,129	—	N/A	N/A	23,942		—

						$305,793	$1,067,258	$1,635,578,435		$17,633,155		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer an affiliate.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	119	06/18/21	$13,224	$(413,659)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$413,659

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$4,756,344

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$77,554

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Growth ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$17,083,495

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$12,095,541,018	$31,951	$329,417	$12,095,902,386
Money Market Funds	1,635,578,435	—	—	1,635,578,435

	$13,731,119,453	$31,951	$329,417	$13,731,480,821

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(413,659)	$—	$—	$(413,659)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

100	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
AAR Corp.	378,566	$15,767,274
Astronics Corp.(a)(b)	264,557	4,772,608
Cubic Corp.	318,207	23,728,696
Ducommun Inc.(a)	119,983	7,198,980
Kaman Corp.	280,854	14,405,002
Maxar Technologies Inc.	799,819	30,249,154
Moog Inc., Class A	330,035	27,442,410
National Presto Industries Inc.	53,807	5,492,080
Park Aerospace Corp.	208,004	2,749,813
Parsons Corp.(a)(b)	67,965	2,748,505
Triumph Group Inc.	576,961	10,604,543
Vectrus Inc.(a)	79,422	4,244,312

		149,403,377

Air Freight & Logistics — 0.4%
Atlas Air Worldwide Holdings Inc.(a)	269,577	16,293,234
Echo Global Logistics Inc.(a)(b)	277,619	8,720,013
Forward Air Corp.	125,047	11,105,424
Hub Group Inc., Class A(a)(b)	372,986	25,094,498
Radiant Logistics Inc.(a)(b)	469,382	3,262,205

		64,475,374

Airlines — 0.8%
Allegiant Travel Co.	129,590	31,627,735
Hawaiian Holdings Inc.	546,213	14,567,501
Mesa Air Group Inc.(a)	379,470	5,103,872
SkyWest Inc.	552,767	30,114,746
Spirit Airlines Inc.(a)(b)	1,105,806	40,804,241

		122,218,095

Auto Components — 1.3%
Adient PLC(a)	1,063,375	47,001,175
American Axle & Manufacturing Holdings Inc.(a)(b)	1,262,521	12,195,953
Cooper Tire & Rubber Co.	565,014	31,629,484
Cooper-Standard Holdings Inc.(a)	185,026	6,720,144
Dana Inc.	1,625,448	39,547,150
Goodyear Tire & Rubber Co. (The)(a)	2,596,295	45,616,903
Modine Manufacturing Co.(a)	564,534	8,338,167
Motorcar Parts of America Inc.(a)	174,223	3,920,017
Patrick Industries Inc.	14,229	1,209,465
Standard Motor Products Inc.	196,012	8,150,179
Stoneridge Inc.(a)(b)	285,558	9,083,600
Tenneco Inc., Class A(a)(b)	571,222	6,123,500

		219,535,737

Automobiles — 0.1%
Workhorse Group Inc.(a)(b)	1,064,711	14,661,070

Banks — 15.9%
1st Constitution Bancorp	118,418	2,085,341
1st Source Corp.	197,600	9,401,808
ACNB Corp.	109,307	3,202,695
Allegiance Bancshares Inc.	194,005	7,864,963
Altabancorp	185,277	7,789,045
Amalgamated Financial Corp.	177,007	2,936,546
Amerant Bancorp Inc.(a)(b)	280,207	5,203,444
American National Bankshares Inc.	143,221	4,736,318
Ameris Bancorp	650,903	34,178,917
Ames National Corp.	115,659	2,958,557
Arrow Financial Corp.	172,214	5,736,448
Atlantic Capital Bancshares Inc.(a)(b)	247,433	5,963,135
Atlantic Union Bankshares Corp.	894,818	34,325,218

Security	Shares	Value

Banks (continued)
Auburn National Bancorp. Inc.	32,967	$1,264,944
Banc of California Inc.	517,981	9,365,096
BancFirst Corp.	220,226	15,567,776
Bancorp. Inc. (The)(a)	593,883	12,305,256
BancorpSouth Bank	1,131,231	36,742,383
Bank First Corp.	14,772	1,107,752
Bank of Commerce Holdings	226,277	2,885,032
Bank of Marin Bancorp., Class A	164,721	6,450,474
Bank of NT Butterfield & Son Ltd. (The)	578,794	22,121,507
Bank of Princeton (The)	81,115	2,321,511
Bank7 Corp.	30,389	535,150
BankFinancial Corp.	210,684	2,174,259
BankUnited Inc.	903,441	39,706,232
Bankwell Financial Group Inc.	90,434	2,437,196
Banner Corp.	311,931	16,635,280
Bar Harbor Bankshares	180,891	5,321,813
Baycom Corp.(a)(b)	116,645	2,101,943
BCB Bancorp. Inc.	189,360	2,613,168
Berkshire Hills Bancorp. Inc.	444,086	9,912,000
Boston Private Financial Holdings Inc.	787,608	10,490,939
Brookline Bancorp. Inc.	723,749	10,856,235
Bryn Mawr Bank Corp.	234,329	10,664,313
Business First Bancshares Inc.	235,415	5,633,481
Byline Bancorp Inc.	303,109	6,410,755
C&F Financial Corp.	46,990	2,081,187
Cadence BanCorp.	1,195,781	24,788,540
California Bancorp Inc.(a)	97,582	1,737,935
Cambridge Bancorp	64,632	5,449,770
Camden National Corp.	178,860	8,560,240
Capital Bancorp Inc./MD(a)	116,131	2,240,167
Capital City Bank Group Inc.	181,067	4,711,363
Capstar Financial Holdings Inc.	215,186	3,711,959
Carter Bankshares Inc.(a)(b)	286,541	4,000,112
Cathay General Bancorp	867,572	35,379,586
CB Financial Services Inc.	74,666	1,652,359
CBTX Inc.	216,443	6,649,129
Central Pacific Financial Corp.	249,654	6,660,769
Central Valley Community Bancorp	140,272	2,582,408
Century Bancorp. Inc./MA, Class A, NVS	34,532	3,222,181
Chemung Financial Corp.	47,960	2,005,687
ChoiceOne Financial Services Inc.	83,763	2,014,500
CIT Group Inc.	1,116,372	57,504,322
Citizens & Northern Corp.	177,207	4,213,982
Citizens Holding Co.	63,850	1,270,615
City Holding Co.	151,715	12,407,253
Civista Bancshares Inc.	205,020	4,703,159
CNB Financial Corp./PA	195,516	4,811,649
Coastal Financial Corp./WA(a)	104,414	2,737,735
Codorus Valley Bancorp. Inc.	127,872	2,354,124
Colony Bankcorp Inc.	113,898	1,776,809
Columbia Banking System Inc.	692,746	29,850,425
Community Bank System Inc.	519,087	39,824,355
Community Bankers Trust Corp.	323,104	2,849,777
Community Financial Corp. (The)	70,931	2,429,387
Community Trust Bancorp. Inc.	188,178	8,285,477
ConnectOne Bancorp. Inc.	439,981	11,153,518
County Bancorp. Inc.	70,378	1,686,961
CrossFirst Bankshares Inc.(a)(b)	571,901	7,886,515
Customers Bancorp. Inc.(a)	268,850	8,554,807
CVB Financial Corp.	1,384,570	30,585,151

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Dime Community Bancshares Inc.	408,719	$12,318,791
Eagle Bancorp. Inc.	310,938	16,545,011
Eagle Bancorp. Montana Inc.	87,606	2,130,578
Eastern Bankshares Inc.	1,580,567	30,489,137
Enterprise Bancorp. Inc./MA	114,178	3,713,069
Enterprise Financial Services Corp.	282,056	13,944,849
Equity Bancshares Inc., Class A(a)(b)	183,992	5,041,381
Esquire Financial Holdings Inc.(a)	69,961	1,595,810
Evans Bancorp. Inc.	65,273	2,212,102
Farmers & Merchants Bancorp. Inc./Archbold OH	123,019	3,092,698
Farmers National Banc Corp.	331,529	5,536,534
FB Financial Corp.	370,254	16,461,493
Fidelity D&D Bancorp. Inc.	48,263	2,968,175
Financial Institutions Inc.	204,690	6,200,060
First Bancorp. Inc. (The)	140,612	4,104,464
First BanCorp./Puerto Rico	2,131,144	23,996,681
First Bancorp./Southern Pines NC	267,652	11,642,862
First Bancshares Inc. (The)	248,792	9,108,275
First Bank/Hamilton NJ	212,853	2,590,421
First Busey Corp.	592,378	15,194,496
First Business Financial Services Inc.	111,240	2,750,965
First Capital Inc.	37,579	1,830,473
First Choice Bancorp	146,182	3,553,684
First Commonwealth Financial Corp.	845,289	12,146,803
First Community Bankshares Inc.	216,229	6,484,708
First Community Corp./SC	90,965	1,814,752
First Financial Bancorp	953,262	22,878,288
First Financial Corp./IN	164,287	7,394,558
First Foundation Inc.	366,248	8,592,178
First Guaranty Bancshares Inc.	43,715	782,936
First Internet Bancorp.	120,675	4,251,380
First Interstate BancSystem Inc., Class A	471,008	21,685,208
First Merchants Corp.	620,951	28,874,221
First Mid Bancshares Inc.	178,851	7,856,924
First Midwest Bancorp. Inc.	1,128,646	24,728,634
First Northwest Bancorp	119,823	1,991,458
First of Long Island Corp. (The)	287,562	6,110,693
First Savings Financial Group Inc.	22,559	1,514,611
First United Corp.	89,731	1,581,060
First Western Financial Inc.(a)(b)	74,379	1,860,219
Flushing Financial Corp.	363,141	7,709,483
FNCB Bancorp Inc.	191,393	1,443,103
Franklin Financial Services Corp.	53,392	1,664,763
Fulton Financial Corp.	1,825,132	31,081,998
FVCBankcorp Inc.(a)(b)	151,659	2,626,734
German American Bancorp. Inc.	292,001	13,496,286
Glacier Bancorp. Inc.	973,441	55,564,012
Great Southern Bancorp. Inc.	132,647	7,517,105
Great Western Bancorp. Inc.	544,138	16,481,940
Guaranty Bancshares Inc./TX	105,477	3,876,280
Hancock Whitney Corp.	984,807	41,371,742
Hanmi Financial Corp.	278,046	5,485,848
Harborone Bancorp. Inc.	629,021	8,472,913
Hawthorn Bancshares Inc.	76,632	1,631,495
HBT Financial Inc.	155,932	2,669,556
Heartland Financial USA Inc.	404,912	20,350,877
Heritage Commerce Corp.	710,252	8,679,279
Heritage Financial Corp./WA	353,983	9,996,480
Hilltop Holdings Inc.	758,854	25,899,687
Home BancShares Inc./AR	1,741,198	47,099,406

Security	Shares	Value

Banks (continued)
HomeTrust Bancshares Inc.	198,356	$4,829,969
Hope Bancorp Inc.	1,152,048	17,349,843
Horizon Bancorp Inc./IN	512,120	9,515,190
Howard Bancorp. Inc.(a)(b)	179,356	2,948,613
Independent Bank Corp.	300,733	25,318,711
Independent Bank Corp./MI	264,871	6,261,550
Independent Bank Group Inc.	425,259	30,720,710
International Bancshares Corp.	613,760	28,490,739
Investar Holding Corp.	131,514	2,702,613
Investors Bancorp. Inc.	1,737,039	25,517,103
Lakeland Bancorp. Inc.	581,876	10,142,099
Lakeland Financial Corp.	266,873	18,464,943
Landmark Bancorp. Inc./Manhattan KS	59,364	1,568,397
LCNB Corp.	174,182	3,048,185
Level One Bancorp. Inc.	66,048	1,702,717
Limestone Bancorp. Inc.(a)(b)	54,853	869,420
Live Oak Bancshares Inc.(b)	324,163	22,201,924
Macatawa Bank Corp.	359,503	3,577,055
Mackinac Financial Corp.	135,071	1,893,695
MainStreet Bancshares Inc.(a)(b)	92,132	1,912,660
Mercantile Bank Corp.	197,246	6,404,578
Meridian Corp.	68,590	1,783,340
Metrocity Bankshares Inc.	221,550	3,407,439
Metropolitan Bank Holding Corp.(a)	89,134	4,488,788
Mid Penn Bancorp. Inc.	90,372	2,422,873
Middlefield Banc Corp.	79,908	1,674,872
Midland States Bancorp. Inc.	259,809	7,207,102
MidWestOne Financial Group Inc.	184,520	5,714,584
MVB Financial Corp.	112,778	3,811,896
National Bank Holdings Corp., Class A	219,791	8,721,307
National Bankshares Inc.	89,400	3,174,594
NBT Bancorp. Inc.	415,544	16,580,206
Nicolet Bankshares Inc.(a)(b)	109,084	9,104,151
Northeast Bank(b)	62,726	1,655,339
Northrim Bancorp. Inc.	80,719	3,431,365
Norwood Financial Corp.	77,050	2,050,301
Oak Valley Bancorp	85,826	1,471,916
OceanFirst Financial Corp.	689,580	16,508,545
OFG Bancorp	496,800	11,237,616
Ohio Valley Banc Corp.	56,695	1,376,555
Old National Bancorp./IN	1,636,636	31,652,540
Old Second Bancorp. Inc.	367,737	4,857,806
Origin Bancorp Inc.(b)	261,548	11,092,251
Orrstown Financial Services Inc.	151,460	3,377,558
Pacific Premier Bancorp. Inc.	827,801	35,959,675
Park National Corp.	165,296	21,372,773
Parke Bancorp. Inc.	146,752	2,933,572
Partners Bancorp	144,271	1,054,621
PCB Bancorp	166,419	2,496,285
Peapack Gladstone Financial Corp.	226,140	6,983,203
Penns Woods Bancorp. Inc.	91,136	2,195,466
Peoples Bancorp. Inc./OH	227,117	7,533,471
Peoples Bancorp. of North Carolina Inc.	61,198	1,446,721
Peoples Financial Services Corp.	86,619	3,658,787
Plumas Bancorp	61,433	1,796,915
Preferred Bank/Los Angeles CA	138,374	8,811,656
Premier Financial Bancorp. Inc.	171,523	3,188,613
Primis Financial Corp., NVS	275,927	4,011,979
Professional Holding Corp., Class A(a)(b)	146,273	2,687,035
QCR Holdings Inc.(b)	179,810	8,490,628

102	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
RBB Bancorp	219,175	$4,442,677
Red River Bancshares Inc.(b)	62,712	3,512,499
Reliant Bancorp Inc.	177,336	5,093,090
Renasant Corp.	536,334	22,193,501
Republic Bancorp. Inc./KY, Class A	123,336	5,462,551
Republic First Bancorp. Inc.(a)(b)	486,792	1,835,206
Richmond Mutual Bancorp. Inc.	175,716	2,382,709
S&T Bancorp. Inc.	379,678	12,719,213
Salisbury Bancorp. Inc.	36,926	1,639,884
Sandy Spring Bancorp. Inc.	531,829	23,097,333
SB Financial Group Inc.	91,830	1,676,816
Seacoast Banking Corp. of Florida(a)	512,397	18,569,267
Select Bancorp. Inc.(a)(b)	210,894	2,334,597
ServisFirst Bancshares Inc.	148,565	9,111,491
Shore Bancshares Inc.	159,408	2,713,124
Sierra Bancorp.	186,242	4,991,286
Silvergate Capital Corp., Class A(a)(b)	221,121	31,436,773
Simmons First National Corp., Class A	1,029,509	30,545,532
SmartFinancial Inc.	185,881	4,024,324
South Plains Financial Inc.	138,364	3,143,630
South State Corp.	793,583	62,304,201
Southern First Bancshares Inc.(a)	97,411	4,566,628
Southside Bancshares Inc.	317,594	12,230,545
Spirit of Texas Bancshares Inc.	165,795	3,698,886
Stock Yards Bancorp. Inc.	207,979	10,619,408
Summit Financial Group Inc.	143,696	3,815,129
Texas Capital Bancshares Inc.(a)	575,456	40,811,340
Tompkins Financial Corp.	166,977	13,808,998
Towne Bank/Portsmouth VA	771,473	23,452,779
TriCo Bancshares	312,085	14,783,466
TriState Capital Holdings Inc.(a)(b)	333,813	7,697,728
Triumph Bancorp. Inc.(a)	243,879	18,873,796
Trustmark Corp.	726,605	24,457,524
UMB Financial Corp.	496,779	45,867,605
United Bankshares Inc./WV	1,407,298	54,293,557
United Community Banks Inc./GA	735,798	25,105,428
United Security Bancshares/Fresno CA	223,616	1,831,415
Unity Bancorp. Inc.	100,367	2,208,074
Univest Financial Corp.	345,699	9,883,534
Valley National Bancorp	4,523,161	62,148,232
Veritex Holdings Inc.	471,773	15,436,413
Washington Trust Bancorp. Inc.	203,299	10,496,327
WesBanco Inc.	750,700	27,070,242
West Bancorp. Inc.	185,266	4,463,058
Westamerica Bancorp	221,816	13,925,608

		2,586,670,952

Beverages — 0.2%
MGP Ingredients Inc.	34,503	2,040,852
NewAge Inc.(a)(b)	573,489	1,640,179
Primo Water Corp.	1,758,732	28,596,982

		32,278,013

Biotechnology — 2.8%
4D Molecular Therapeutics Inc.(a)	17,321	751,385
Abeona Therapeutics Inc.(a)(b)	467,344	878,607
ADMA Biologics Inc.(a)(b)	26,137	46,001
Adverum Biotechnologies Inc.(a)(b)	147,486	1,454,212
Aeglea BioTherapeutics Inc.(a)	77,624	614,782
Akouos Inc.(a)(b)	53,190	737,745
Albireo Pharma Inc.(a)(b)	58,153	2,049,893

Security	Shares	Value

Biotechnology (continued)
Aligos Therapeutics Inc.(a)	23,278	$529,342
Allovir Inc.(a)(b)	69,725	1,631,565
ALX Oncology Holdings Inc.(a)(b)	41,095	3,030,345
AnaptysBio Inc.(a)(b)	241,338	5,200,834
Anika Therapeutics Inc.(a)	155,478	6,341,948
Annexon Inc.(a)(b)	60,515	1,684,738
Applied Genetic Technologies Corp./DE(a)	476,491	2,415,809
Applied Molecular Transport Inc.(a)(b)	51,933	2,285,571
Aptinyx Inc., Class A(a)	424,386	1,273,158
Arena Pharmaceuticals Inc.(a)	602,707	41,821,839
Assembly Biosciences Inc.(a)(b)	156,861	721,561
Atara Biotherapeutics Inc.(a)	232,016	3,331,750
Atreca Inc., Class A(a)	22,738	348,574
AVEO Pharmaceuticals Inc.(a)(b)	101,148	740,403
Avid Bioservices Inc.(a)(b)	65,708	1,197,857
Avidity Biosciences Inc.(a)(b)	68,496	1,493,898
Axcella Health Inc.(a)	5,567	26,499
Beyondspring Inc.(a)(b)	12,273	135,862
BioAtla Inc.(a)(b)	26,410	1,342,684
BioCryst Pharmaceuticals Inc.(a)(b)	425,781	4,330,193
Bolt Biotherapeutics Inc.(a)	25,913	852,797
C4 Therapeutics Inc.(a)(b)	25,026	925,712
Cabaletta Bio Inc.(a)	142,907	1,586,268
Calyxt Inc.(a)	8,067	48,563
CASI Pharmaceuticals Inc.(a)	116,903	280,567
Catabasis Pharmaceutical Inc.(a)(b)	63,956	184,833
Catalyst Biosciences Inc.(a)	325,127	1,638,640
CEL-SCI Corp.(a)(b)	59,820	909,862
Checkmate Pharmaceuticals Inc.(a)	9,983	121,194
Chimerix Inc.(a)	673,617	6,493,668
Chinook Therapeutics Inc.(a)	16,468	255,913
Cidara Therapeutics Inc.(a)	98,013	260,715
Codiak Biosciences Inc.(a)	5,667	85,458
Concert Pharmaceuticals Inc.(a)	336,091	1,677,094
Cortexyme Inc.(a)(b)	12,956	466,805
Cullinan Oncology Inc.(a)(b)	29,910	1,246,350
Cyclerion Therapeutics Inc.(a)	250,132	697,868
Cytokinetics Inc.(a)(b)	91,968	2,139,176
Decibel Therapeutics Inc.(a)	14,832	168,492
Dyadic International Inc.(a)(b)	38,917	213,654
Dynavax Technologies Corp.(a)(b)	181,313	1,782,307
Dyne Therapeutics Inc.(a)(b)	37,640	584,549
Enanta Pharmaceuticals Inc.(a)(b)	198,824	9,806,000
Enochian Biosciences Inc.(a)(b)	148,071	524,171
Epizyme Inc.(a)(b)	333,413	2,904,027
Exicure Inc.(a)(b)	120,663	263,045
FibroGen Inc.(a)(b)	137,078	4,757,977
Five Prime Therapeutics Inc.(a)	359,351	13,536,752
Foghorn Therapeutics Inc.(a)(b)	16,026	211,223
Forma Therapeutics Holdings Inc.(a)(b)	69,297	1,941,702
G1 Therapeutics Inc.(a)(b)	204,112	4,910,935
Generation Bio Co.(a)	94,029	2,676,065
Geron Corp.(a)(b)	3,242,017	5,122,387
GlycoMimetics Inc.(a)	437,234	1,316,074
Gossamer Bio Inc.(a)(b)	359,130	3,321,952
Gritstone Oncology Inc.(a)(b)	286,691	2,703,496
Hookipa Pharma Inc.(a)(b)	2,742	36,880
iBio Inc.(a)(b)	259,772	400,049
Ideaya Biosciences Inc.(a)(b)	161,655	3,798,892
Immunic Inc.(a)	25,235	402,246

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
ImmunityBio Inc.(a)(b)	57,176	$1,357,358
ImmunoGen Inc.(a)	1,239,405	10,039,180
Immunome Inc.(a)(b)	4,304	145,820
Inhibrx Inc.(a)(b)	23,992	481,519
Inozyme Pharma Inc.(a)(b)	18,357	363,469
iTeos Therapeutics Inc.(a)	45,142	1,542,954
IVERIC bio Inc.(a)(b)	915,492	5,657,741
Jounce Therapeutics Inc.(a)	199,601	2,049,902
KalVista Pharmaceuticals Inc.(a)	174,787	4,490,278
Keros Therapeutics Inc.(a)	9,861	606,945
Kezar Life Sciences Inc.(a)	351,435	2,094,553
Kindred Biosciences Inc.(a)(b)	71,356	354,639
Kiniksa Pharmaceuticals Ltd., Class A(a)(b)	24,449	452,551
Kinnate Biopharma Inc.(a)	29,971	933,896
Kronos Bio Inc.(a)(b)	34,791	1,018,333
Kymera Therapeutics Inc.(a)(b)	26,024	1,011,293
MacroGenics Inc.(a)(b)	399,036	12,709,297
Magenta Therapeutics Inc.(a)	46,941	555,781
Marker Therapeutics Inc.(a)(b)	63,627	142,524
MEI Pharma Inc.(a)(b)	183,300	628,719
MeiraGTx Holdings PLC(a)	15,665	226,046
Metacrine Inc.(a)(b)	13,732	85,138
Mirum Pharmaceuticals Inc.(a)	46,147	914,634
Myriad Genetics Inc.(a)	806,664	24,562,919
Natera Inc.(a)	55,584	5,643,999
NexImmune Inc.(a)(b)	9,925	189,369
NextCure Inc.(a)	12,752	127,648
Nkarta Inc.(a)(b)	47,101	1,549,623
Novavax Inc.(a)(b)	505,509	91,653,837
Nurix Therapeutics Inc.(a)(b)	56,309	1,750,647
Nymox Pharmaceutical Corp.(a)(b)	89,515	198,723
Olema Pharmaceuticals Inc.(a)(b)	27,401	909,165
Oncorus Inc.(a)(b)	14,950	208,104
OPKO Health Inc.(a)(b)	4,502,152	19,314,232
Orgenesis Inc.(a)	168,276	964,221
ORIC Pharmaceuticals Inc.(a)(b)	16,021	392,514
Pandion Therapeutics Inc.(a)	28,548	1,714,307
Passage Bio Inc.(a)	115,197	2,013,644
PMV Pharmaceuticals Inc.(a)	32,430	1,066,623
Poseida Therapeutics Inc.(a)(b)	70,363	671,967
Praxis Precision Medicines Inc.(a)(b)	28,598	936,870
Precigen Inc.(a)	153,076	1,054,694
Precision BioSciences Inc.(a)(b)	36,358	376,305
Prelude Therapeutics Inc.(a)	21,802	944,681
Prothena Corp. PLC(a)	348,337	8,750,225
Relay Therapeutics Inc.(a)(b)	108,595	3,754,129
Rubius Therapeutics Inc.(a)(b)	334,303	8,859,029
Savara Inc.(a)(b)	531,326	1,105,158
Selecta Biosciences Inc.(a)(b)	422,316	1,910,980
Sensei Biotherapeutics Inc.(a)(b)	13,390	194,557
Shattuck Labs Inc.(a)(b)	34,787	1,017,172
Sigilon Therapeutics Inc.(a)(b)	15,397	344,123
Silverback Therapeutics Inc.(a)(b)	28,261	1,233,027
Soleno Therapeutics Inc.(a)	113,000	142,380
Solid Biosciences Inc.(a)	281,723	1,557,928
Spectrum Pharmaceuticals Inc.(a)	1,624,136	5,294,683
Spero Therapeutics Inc.(a)	28,228	415,516
Spruce Biosciences Inc.(a)	16,244	269,650
SQZ Biotechnologies Co.(a)	10,767	147,293
Sutro Biopharma Inc.(a)(b)	49,489	1,126,370

Security	Shares	Value

Biotechnology (continued)
Taysha Gene Therapies Inc.(a)(b)	25,199	$511,540
TCR2 Therapeutics Inc.(a)(b)	306,150	6,759,792
TG Therapeutics Inc.(a)(b)	201,005	9,688,441
Turning Point Therapeutics Inc.(a)(b)	28,898	2,733,462
UroGen Pharma Ltd.(a)(b)	86,276	1,680,656
Vanda Pharmaceuticals Inc.(a)(b)	602,021	9,042,355
Vaxart Inc.(a)(b)	96,362	582,990
Vaxcyte Inc.(a)(b)	66,850	1,320,287
VBI Vaccines Inc.(a)(b)	423,888	1,318,292
Verastem Inc.(a)	1,048,619	2,590,089
Vericel Corp.(a)	65,021	3,611,917
Viking Therapeutics Inc.(a)(b)	683,551	4,323,460
Vor BioPharma Inc.(a)	25,892	1,115,945
X4 Pharmaceuticals Inc.(a)	173,879	1,497,098
XBiotech Inc.(a)(b)	161,234	2,768,388
Xencor Inc.(a)(b)	41,266	1,776,914
XOMA Corp.(a)(b)	9,913	404,550
Zentalis Pharmaceuticals Inc.(a)(b)	21,043	913,056
ZIOPHARM Oncology Inc.(a)(b)	783,252	2,819,707

		463,359,234

Building Products — 1.4%
American Woodmark Corp.(a)	188,722	18,604,215
Apogee Enterprises Inc.	244,290	9,986,575
Builders FirstSource Inc.(a)(b)	1,116,627	51,777,994
Caesarstone Ltd.	242,870	3,334,605
Cornerstone Building Brands Inc.(a)	272,926	3,829,152
Gibraltar Industries Inc.(a)	285,777	26,151,453
Griffon Corp.	512,274	13,918,485
Insteel Industries Inc.	211,730	6,529,753
JELD-WEN Holding Inc.(a)	764,915	21,180,496
PGT Innovations Inc.(a)	401,050	10,126,513
Quanex Building Products Corp.	370,954	9,730,123
Resideo Technologies Inc.(a)	1,613,778	45,589,229
UFP Industries Inc.	106,041	8,042,149

		228,800,742

Capital Markets — 1.7%
Artisan Partners Asset Management Inc., Class A	384,036	20,035,158
Assetmark Financial Holdings Inc.(a)	127,505	2,975,967
Associated Capital Group Inc., Class A	22,511	807,244
B. Riley Financial Inc.	228,477	12,881,533
BGC Partners Inc., Class A	3,529,256	17,046,306
Blucora Inc.(a)	553,754	9,214,467
Cowen Inc., Class A	190,167	6,684,370
Diamond Hill Investment Group Inc.	37,548	5,857,863
Donnelley Financial Solutions Inc.(a)	339,490	9,448,007
Federated Hermes Inc.	775,089	24,260,286
GAMCO Investors Inc., Class A	14,106	261,666
Oppenheimer Holdings Inc., Class A, NVS	108,887	4,360,924
Piper Sandler Cos	202,448	22,198,423
Safeguard Scientifics Inc.(a)	239,591	1,634,011
Sculptor Capital Management Inc.	210,040	4,595,675
Silvercrest Asset Management Group Inc., Class A	74,935	1,077,565
StepStone Group Inc., Class A	129,118	4,553,992
Stifel Financial Corp.	1,132,828	72,568,962
StoneX Group Inc.(a)	177,115	11,579,779
Value Line Inc.	1,986	55,985
Virtus Investment Partners Inc.	76,605	18,040,478
Waddell & Reed Financial Inc., Class A	697,378	17,469,319
Westwood Holdings Group Inc.	93,930	1,358,228

104	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
WisdomTree Investments Inc.	1,620,997	$10,131,231

		279,097,439

Chemicals — 1.9%
Advanced Emissions Solutions Inc.	185,212	1,018,666
AdvanSix Inc.(a)	307,889	8,257,583
AgroFresh Solutions Inc.(a)(b)	325,786	651,572
American Vanguard Corp.	250,135	5,105,255
Amyris Inc.(a)(b)	1,090,772	20,833,745
Avient Corp.	1,030,265	48,700,627
Balchem Corp.	30,244	3,792,900
Ferro Corp.(a)(b)	225,955	3,809,601
FutureFuel Corp.	333,294	4,842,762
GCP Applied Technologies Inc.(a)	121,704	2,986,616
Hawkins Inc.	100,936	3,383,375
HB Fuller Co.	206,595	12,996,892
Innospec Inc.	56,749	5,827,555
Intrepid Potash Inc.(a)	109,071	3,551,352
Koppers Holdings Inc.(a)	87,686	3,047,965
Kraton Corp.(a)	352,939	12,914,038
Kronos Worldwide Inc.	268,205	4,103,537
Livent Corp.(a)(b)	1,658,814	28,730,659
Marrone Bio Innovations Inc.(a)(b)	28,636	59,849
Minerals Technologies Inc.	383,459	28,882,132
Orion Engineered Carbons SA	290,682	5,732,249
PQ Group Holdings Inc.	376,612	6,289,420
Rayonier Advanced Materials Inc.(a)	698,288	6,333,472
Sensient Technologies Corp.	286,339	22,334,442
Stepan Co.	223,657	28,429,041
Trecora Resources(a)(b)	253,552	1,970,099
Tredegar Corp.	289,453	4,344,690
Trinseo SA	299,405	19,063,116
Tronox Holdings PLC, Class A	797,944	14,602,375

		312,595,585

Commercial Services & Supplies — 2.2%
ABM Industries Inc.	757,161	38,622,783
ACCO Brands Corp.	1,033,595	8,723,542
Brady Corp., Class A, NVS	134,662	7,197,684
BrightView Holdings Inc.(a)(b)	460,423	7,767,336
Casella Waste Systems Inc., Class A(a)(b)	76,082	4,836,533
CECO Environmental Corp.(a)(b)	315,929	2,505,317
Cimpress PLC(a)(b)	135,592	13,576,827
CompX International Inc.	11,077	199,497
CoreCivic Inc.	1,337,166	12,101,352
Covanta Holding Corp.	808,811	11,210,120
Deluxe Corp.	467,006	19,595,572
Ennis Inc.	287,297	6,133,791
Harsco Corp.(a)(b)	880,095	15,093,629
Heritage-Crystal Clean Inc.(a)(b)	178,213	4,834,919
Herman Miller Inc.	667,384	27,462,852
HNI Corp.	488,799	19,336,888
Interface Inc.	523,358	6,531,508
KAR Auction Services Inc.	1,454,868	21,823,020
Kimball International Inc., Class B	388,109	5,433,526
Knoll Inc.	564,758	9,324,155
Matthews International Corp., Class A	350,427	13,859,388
Montrose Environmental Group Inc.(a)(b)	145,651	7,310,224
NL Industries Inc.	88,969	662,819
Pitney Bowes Inc.	997,805	8,221,913
Quad/Graphics Inc.	376,710	1,329,786

Security	Shares	Value

Commercial Services & Supplies (continued)
SP Plus Corp.(a)	261,182	$8,564,158
Steelcase Inc., Class A	984,911	14,172,869
Team Inc.(a)(b)	340,111	3,921,480
U.S. Ecology Inc.(a)	355,846	14,817,427
UniFirst Corp./MA	161,934	36,226,255
Viad Corp.	226,582	9,459,798
Vidler Water Resouces Inc.(a)(b)	165,469	1,472,674
VSE Corp.	106,617	4,211,371

		366,541,013

Communications Equipment — 0.6%
ADTRAN Inc.	548,570	9,150,147
Applied Optoelectronics Inc.(a)	242,891	2,030,569
CalAmp Corp.(a)	113,168	1,227,873
Comtech Telecommunications Corp.	280,609	6,970,327
Digi International Inc.(a)(b)	332,003	6,304,737
DZS Inc.(a)(b)	164,893	2,564,086
Harmonic Inc.(a)(b)	1,073,675	8,417,612
Infinera Corp.(a)(b)	936,484	9,018,341
KVH Industries Inc.(a)	192,426	2,439,962
NETGEAR Inc.(a)(b)	339,588	13,957,067
NetScout Systems Inc.(a)(b)	795,749	22,408,292
PCTEL Inc.	208,830	1,451,368
Plantronics Inc.	263,313	10,245,509
Ribbon Communications Inc.(a)(b)	767,527	6,301,397

		102,487,287

Construction & Engineering — 2.3%
Aegion Corp., Class A(a)	335,665	9,650,369
API Group Corp.(a)(b)(c)	1,578,612	32,645,696
Arcosa Inc.	548,013	35,670,166
Argan Inc.	166,753	8,896,273
Comfort Systems USA Inc.	284,941	21,305,039
Concrete Pumping Holdings Inc.(a)(b)	284,760	2,110,072
Construction Partners Inc., Class A(a)(b)	174,704	5,220,155
Dycom Industries Inc.(a)(b)	98,135	9,111,835
EMCOR Group Inc.	560,244	62,836,967
Fluor Corp.	1,583,628	36,565,970
Granite Construction Inc.	476,133	19,164,353
Great Lakes Dredge & Dock Corp.(a)	699,677	10,201,291
IES Holdings Inc.(a)	59,932	3,021,172
MasTec Inc.(a)(b)	595,353	55,784,576
Matrix Service Co.(a)	296,894	3,892,280
MYR Group Inc.(a)(b)	67,658	4,849,049
Northwest Pipe Co.(a)(b)	99,234	3,316,400
NV5 Global Inc.(a)	8,424	813,506
Primoris Services Corp.	238,651	7,906,508
Sterling Construction Co. Inc.(a)	255,814	5,934,885
Tutor Perini Corp.(a)	457,741	8,674,192
WillScot Mobile Mini Holdings Corp.(a)(b)	1,267,667	35,177,759

		382,748,513

Construction Materials — 0.3%
Summit Materials Inc., Class A(a)(b)	1,292,807	36,224,452
U.S. Concrete Inc.(a)(b)	180,552	13,238,073
United State Lime & Minerals Inc.	22,187	2,966,624

		52,429,149

Consumer Finance — 1.1%
Encore Capital Group Inc.(a)(b)	350,454	14,098,764
Enova International Inc.(a)	392,711	13,933,386
EZCORP Inc., Class A, NVS(a)(b)	569,755	2,831,682
Green Dot Corp., Class A(a)	465,772	21,327,700

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Finance (continued)
LendingClub Corp.(a)(b)	795,205	$13,136,787
Navient Corp.	2,084,630	29,831,055
Nelnet Inc., Class A	190,852	13,882,575
Oportun Financial Corp.(a)(b)	224,585	4,651,155
PRA Group Inc.(a)(b)	509,412	18,883,903
PROG Holdings Inc.	664,196	28,753,045
Regional Management Corp.	95,434	3,307,742
World Acceptance Corp.(a)(b)	50,122	6,503,831

		171,141,625

Containers & Packaging — 0.3%
Greif Inc., Class A, NVS	292,231	16,657,167
Greif Inc., Class B	65,110	3,726,896
Myers Industries Inc.	265,735	5,250,924
O-I Glass Inc.	398,947	5,880,479
Pactiv Evergreen Inc.	364,321	5,005,771
Ranpak Holdings Corp., Class A(a)(b)	327,787	6,575,407
UFP Technologies Inc.(a)	66,242	3,300,176

		46,396,820

Distributors — 0.1%
Core-Mark Holding Co. Inc.	35,592	1,377,054
Funko Inc., Class A(a)	273,630	5,385,038
Weyco Group Inc.	72,904	1,576,914

		8,339,006

Diversified Consumer Services — 0.6%
Adtalem Global Education Inc.(a)(b)	562,685	22,248,565
American Public Education Inc.(a)	158,968	5,664,030
Carriage Services Inc., Class A(b)	179,212	6,306,470
Houghton Mifflin Harcourt Co.(a)(b)	1,182,773	9,012,730
Laureate Education Inc., Class A(a)	1,208,168	16,419,003
OneSpaWorld Holdings Ltd.(a)	517,036	5,506,433
Regis Corp.(a)(b)	262,467	3,296,585
Stride Inc.(a)(b)	451,861	13,605,535
Universal Technical Institute Inc.(a)	19,845	115,895
Vivint Smart Home Inc.(a)(b)	713,733	10,220,657
WW International Inc.(a)(b)	398,920	12,478,218

		104,874,121

Diversified Financial Services — 0.3%
Alerus Financial Corp.	188,576	5,615,793
A-Mark Precious Metals Inc.	55,478	1,997,208
Banco Latinoamericano de Comercio Exterior SA, Class E	356,501	5,393,860
Cannae Holdings Inc.(a)(b)	961,108	38,079,099
Marlin Business Services Corp.	115,195	1,571,260
SWK Holdings Corp.(a)(b)	41,045	596,794

		53,254,014

Diversified Telecommunication Services — 0.5%
Alaska Communications Systems Group Inc.	574,999	1,868,747
ATN International Inc.	116,766	5,735,546
Cincinnati Bell Inc.(a)	334,497	5,134,529
Consolidated Communications Holdings Inc.(a)	712,671	5,131,231
IDT Corp., Class B(a)(b)	81,431	1,845,226
Iridium Communications Inc.(a)(b)	477,647	19,702,939
Liberty Latin America Ltd., Class A(a)(b)	475,310	6,098,227
Liberty Latin America Ltd., Class C, NVS(a)	1,773,042	23,014,085
ORBCOMM Inc.(a)	724,504	5,527,966
Vonage Holdings Corp.(a)	1,163,327	13,750,525

		87,809,021

Security	Shares	Value

Electric Utilities — 1.0%
ALLETE Inc.	587,282	$39,459,478
MGE Energy Inc.	300,508	21,453,266
Otter Tail Corp.	310,944	14,356,284
PNM Resources Inc.	963,054	47,237,799
Portland General Electric Co.	1,011,208	48,002,044

		170,508,871

Electrical Equipment — 0.7%
Allied Motion Technologies Inc.(b)	5,862	300,896
American Superconductor Corp.(a)(b)	310,383	5,884,862
AZZ Inc.	287,189	14,459,966
Bloom Energy Corp., Class A(a)(b)	60,080	1,625,164
Encore Wire Corp.	225,325	15,126,067
EnerSys	434,966	39,494,913
FuelCell Energy Inc.(a)(b)	1,192,638	17,185,914
LSI Industries Inc.	296,238	2,526,910
Powell Industries Inc.	99,419	3,367,322
Preformed Line Products Co.	33,170	2,280,437
Thermon Group Holdings Inc.(a)	353,589	6,891,450
Ultralife Corp.(a)(b)	82,843	685,940

		109,829,841

Electronic Equipment, Instruments & Components — 1.8%
908 Devices Inc.(a)(b)	13,481	653,829
Arlo Technologies Inc.(a)(b)	906,896	5,695,307
Bel Fuse Inc., Class B, NVS	111,799	2,223,682
Belden Inc.	494,226	21,928,808
Benchmark Electronics Inc.	409,726	12,668,728
CTS Corp.	355,581	11,044,346
Daktronics Inc.	384,733	2,412,276
ePlus Inc.(a)	25,477	2,538,528
FARO Technologies Inc.(a)(b)	14,593	1,263,316
II-VI Inc.(a)(b)	140,328	9,594,225
Insight Enterprises Inc.(a)(b)	287,977	27,478,765
Kimball Electronics Inc.(a)	267,927	6,912,517
Knowles Corp.(a)(b)	990,850	20,728,582
Methode Electronics Inc.	338,699	14,218,584
MTS Systems Corp.	220,182	12,814,592
PC Connection Inc.(b)	114,270	5,300,985
Plexus Corp.(a)	59,137	5,431,142
Powerfleet Inc.(a)	353,263	2,903,822
Rogers Corp.(a)(b)	172,948	32,550,543
Sanmina Corp.(a)	718,981	29,751,434
ScanSource Inc.(a)	283,671	8,495,946
TTM Technologies Inc.(a)(b)	1,095,508	15,884,866
Vishay Intertechnology Inc.	1,494,072	35,977,254
Vishay Precision Group Inc.(a)	132,229	4,073,976

		292,546,053

Energy Equipment & Services — 1.4%
Archrock Inc.	1,472,161	13,970,808
Aspen Aerogels Inc.(a)	212,893	4,330,244
Bristow Group Inc.(a)	71,949	1,862,040
Cactus Inc., Class A	290,581	8,897,590
ChampionX Corp.(a)	2,083,875	45,282,604
Custom Truck One Source Inc., NVS	159,994	1,495,944
DMC Global Inc.	90,068	4,887,090
Dril-Quip Inc.(a)(b)	391,741	13,017,553
Exterran Corp.(a)(b)	305,090	1,025,102
Frank’s International NV(a)	1,763,262	6,259,580
Helix Energy Solutions Group Inc.(a)(b)	1,596,281	8,061,219
Liberty Oilfield Services Inc., Class A	936,531	10,573,435

106	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
Nabors Industries Ltd.	79,453	$7,424,883
National Energy Services Reunited Corp.(a)(b)	229,691	2,841,278
Newpark Resources Inc.(a)(b)	1,002,723	3,148,550
NexTier Oilfield Solutions Inc.(a)(b)	1,835,851	6,829,366
Oceaneering International Inc.(a)	1,115,114	12,734,602
Oil States International Inc.(a)(b)	675,165	4,071,245
Patterson-UTI Energy Inc.	2,078,026	14,816,325
ProPetro Holding Corp.(a)(b)	903,423	9,630,489
RPC Inc.(a)	650,044	3,510,238
Select Energy Services Inc., Class A(a)	662,288	3,298,194
Solaris Oilfield Infrastructure Inc., Class A	331,240	4,064,315
Tidewater Inc.(a)	391,136	4,900,934
Transocean Ltd.(a)	6,655,956	23,628,644
U.S. Silica Holdings Inc.	828,207	10,178,664

		230,740,936

Entertainment — 0.6%
AMC Entertainment Holdings Inc., Class A(b)	4,261,879	43,513,784
Cinemark Holdings Inc.	1,199,492	24,481,632
Eros STX Global Corp.(a)(b)	1,812,481	3,280,591
Gaia Inc., Class A(a)(b)	135,756	1,614,139
IMAX Corp.(a)(b)	557,763	11,211,036
Liberty Media Corp.-Liberty Braves, Class A(a)(b)	51,010	1,454,295
Liberty Media Corp.-Liberty Braves, Class C, NVS(a)	172,013	4,785,402
LiveXLive Media Inc.(a)(b)	496,750	2,155,895
Marcus Corp. (The)	257,482	5,147,065

		97,643,839

Equity Real Estate Investment Trusts (REITs) — 7.5%
Acadia Realty Trust	862,477	16,361,189
Agree Realty Corp.	700,606	47,157,790
Alexander & Baldwin Inc.	821,327	13,790,080
Alexander’s Inc.	553	153,347
Alpine Income Property Trust Inc.	78,675	1,365,798
American Assets Trust Inc.	568,595	18,445,222
American Finance Trust Inc.	1,243,393	12,210,119
Armada Hoffler Properties Inc.	635,461	7,968,681
Bluerock Residential Growth REIT Inc., Class A	169,375	1,712,381
Broadstone Net Lease Inc.	348,342	6,374,659
BRT Apartments Corp.	132,616	2,233,253
CareTrust REIT Inc.	819,398	19,079,682
CatchMark Timber Trust Inc., Class A	477,236	4,858,262
Centerspace	145,258	9,877,544
Chatham Lodging Trust	523,340	6,887,154
City Office REIT Inc.	474,070	5,034,623
Clipper Realty Inc.	10,889	86,241
Colony Capital Inc.(b)	5,432,242	35,200,928
Columbia Property Trust Inc.	1,287,705	22,019,755
CorEnergy Infrastructure Trust Inc.	177,873	1,257,562
CorePoint Lodging Inc.	469,058	4,235,594
CTO Realty Growth Inc.	59,489	3,094,023
DiamondRock Hospitality Co.(a)	2,282,257	23,507,247
Diversified Healthcare Trust	2,672,364	12,773,900
EastGroup Properties Inc.	24,945	3,574,120
Essential Properties Realty Trust Inc.	1,178,785	26,911,662
Farmland Partners Inc.	289,477	3,245,037
Franklin Street Properties Corp.	1,157,516	6,308,462
GEO Group Inc. (The)	1,135,124	8,808,562
Getty Realty Corp.	395,810	11,209,339
Gladstone Commercial Corp.	281,900	5,513,964
Gladstone Land Corp.	102,152	1,869,382

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Global Medical REIT Inc.	490,197	$6,426,483
Global Net Lease Inc.	1,040,597	18,793,182
Healthcare Realty Trust Inc.	1,576,193	47,790,172
Hersha Hospitality Trust, Class A(a)	379,043	3,998,904
Independence Realty Trust Inc.	1,133,474	17,228,805
Indus Realty Trust Inc.	8,816	530,371
Industrial Logistics Properties Trust	744,364	17,217,139
Innovative Industrial Properties Inc.	156,568	28,207,291
iStar Inc.	790,105	14,048,067
Kite Realty Group Trust	942,339	18,177,719
Lexington Realty Trust	3,104,459	34,490,539
LTC Properties Inc.	286,451	11,950,736
Macerich Co. (The)	1,692,300	19,799,910
Mack-Cali Realty Corp.	972,019	15,046,854
Monmouth Real Estate Investment Corp.	119,106	2,106,985
National Health Investors Inc.	333,283	24,089,695
NETSTREIT Corp.	210,580	3,893,624
New Senior Investment Group Inc.	922,839	5,749,287
NexPoint Residential Trust Inc.	200,015	9,218,691
Office Properties Income Trust	538,819	14,828,299
One Liberty Properties Inc.	180,499	4,019,713
Pebblebrook Hotel Trust(b)	1,474,765	35,822,042
Physicians Realty Trust	2,366,116	41,809,270
Piedmont Office Realty Trust Inc., Class A	1,398,796	24,297,086
PotlatchDeltic Corp.	741,698	39,250,658
Preferred Apartment Communities Inc., Class A	537,717	5,296,512
QTS Realty Trust Inc., Class A	43,694	2,710,776
Retail Opportunity Investments Corp.	1,301,111	20,648,632
Retail Properties of America Inc., Class A	2,418,776	25,348,772
Retail Value Inc.	182,976	3,423,481
RLJ Lodging Trust	1,860,786	28,804,967
RPT Realty	902,124	10,293,235
Ryman Hospitality Properties Inc.	78,224	6,063,142
Sabra Health Care REIT Inc.	2,330,348	40,454,841
Safehold Inc.(b)	90,366	6,334,657
Saul Centers Inc.	8,452	339,010
Seritage Growth Properties, Class A(a)	387,105	7,103,377
Service Properties Trust	1,853,852	21,986,685
SITE Centers Corp.	1,737,810	23,564,704
STAG Industrial Inc.	1,660,618	55,813,371
Summit Hotel Properties Inc.	1,165,641	11,842,913
Sunstone Hotel Investors Inc.	2,442,836	30,437,737
Tanger Factory Outlet Centers Inc.	1,023,749	15,489,322
Terreno Realty Corp.	436,990	25,244,912
UMH Properties Inc.	72,002	1,380,278
Universal Health Realty Income Trust	16,720	1,133,282
Urban Edge Properties	1,304,633	21,552,537
Urstadt Biddle Properties Inc., Class A	338,192	5,630,897
Washington REIT	959,628	21,207,779
Whitestone REIT	427,668	4,148,380
Xenia Hotels & Resorts Inc.	1,299,045	25,331,377

		1,223,502,660

Food & Staples Retailing — 1.2%
Andersons Inc. (The)	353,822	9,687,646
Chefs’ Warehouse Inc. (The)(a)(b)	344,538	10,494,628
HF Foods Group Inc.(a)(b)	402,227	2,904,079
Ingles Markets Inc., Class A	160,436	9,890,879
Natural Grocers by Vitamin Cottage Inc.	42,222	740,996
Performance Food Group Co.(a)(b)	1,473,747	84,902,565
PriceSmart Inc.	243,466	23,555,336

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food & Staples Retailing (continued)
Rite Aid Corp.(a)(b)	619,771	$12,680,515
SpartanNash Co.	396,991	7,792,933
United Natural Foods Inc.(a)(b)	632,764	20,843,246
Village Super Market Inc., Class A	97,828	2,305,806
Weis Markets Inc.	110,618	6,252,129

		192,050,758

Food Products — 1.5%
Alico Inc.	58,621	1,750,423
B&G Foods Inc.	92,622	2,876,839
Bridgford Foods Corp.(a)	6,524	101,122
Cal-Maine Foods Inc.(a)(b)	278,530	10,701,123
Darling Ingredients Inc.(a)	1,811,658	133,301,796
Farmer Bros. Co.(a)(b)	188,856	1,971,657
Fresh Del Monte Produce Inc.	350,652	10,039,167
Hostess Brands Inc.(a)(b)	752,544	10,791,481
J&J Snack Foods Corp.	126,514	19,866,493
Laird Superfood Inc.(a)(b)	14,567	545,825
Landec Corp.(a)	287,500	3,047,500
Limoneira Co.	124,892	2,185,610
Mission Produce Inc.(a)(b)	35,443	673,771
Sanderson Farms Inc.	51,799	8,069,248
Seneca Foods Corp., Class A(a)	72,418	3,410,164
Simply Good Foods Co. (The)(a)(b)	961,469	29,247,887
Tootsie Roll Industries Inc.(b)	33,036	1,094,483
Vital Farms Inc.(a)(b)	152,195	3,323,939

		242,998,528

Gas Utilities — 1.3%
Brookfield Infrastructure Corp., Class A	182,934	13,970,670
Chesapeake Utilities Corp.	11,662	1,353,725
New Jersey Resources Corp.	1,072,078	42,743,750
Northwest Natural Holding Co.	308,134	16,623,829
ONE Gas Inc.	524,237	40,319,068
RGC Resources Inc.	27,732	615,096
South Jersey Industries Inc.(b)	474,718	10,719,132
Southwest Gas Holdings Inc.	585,694	40,243,035
Spire Inc.	566,088	41,828,242

		208,416,547

Health Care Equipment & Supplies — 0.9%
Acutus Medical Inc.(a)(b)	22,116	295,691
Alphatec Holdings Inc.(a)	95,043	1,500,729
AngioDynamics Inc.(a)(b)	416,469	9,745,374
Apyx Medical Corp.(a)	354,348	3,423,002
Aspira Women’s Health Inc.(a)(b)	58,832	397,116
Avanos Medical Inc.(a)	541,736	23,695,533
Bioventus Inc., Class A(a)(b)	14,415	220,261
Chembio Diagnostics Inc.(a)	28,662	100,604
CryoLife Inc.(a)(b)	75,115	1,696,097
Eargo Inc.(a)(b)	17,176	857,941
FONAR Corp.(a)	60,640	1,096,978
Heska Corp.(a)(b)	51,657	8,702,138
Inari Medical Inc.(a)(b)	38,348	4,103,236
Inogen Inc.(a)	69,175	3,633,071
Integer Holdings Corp.(a)(b)	136,110	12,535,731
IntriCon Corp.(a)(b)	95,736	2,454,671
Invacare Corp.	380,494	3,051,562
LeMaitre Vascular Inc.	38,746	1,890,030
LENSAR Inc.(a)	78,860	572,524
LivaNova PLC(a)(b)	161,702	11,922,288
Lucira Health Inc.(a)(b)	20,219	244,650

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Meridian Bioscience Inc.(a)(b)	64,411	$1,690,789
Milestone Scientific Inc.(a)(b)	88,195	314,856
Misonix Inc.(a)	76,581	1,500,222
Natus Medical Inc.(a)(b)	261,925	6,707,899
OraSure Technologies Inc.(a)(b)	318,480	3,716,662
Ortho Clinical Diagnostics Holdings PLC(a)	198,288	3,825,967
Orthofix Medical Inc.(a)	211,420	9,165,057
Outset Medical Inc.(a)(b)	22,581	1,228,180
Pulmonx Corp.(a)(b)	25,568	1,169,480
Retractable Technologies Inc.(a)(b)	13,841	177,442
Rockwell Medical Inc.(a)(b)	88,073	102,165
SeaSpine Holdings Corp.(a)	299,894	5,218,155
Sientra Inc.(a)(b)	115,832	844,415
Surgalign Holdings Inc.(a)(b)	1,058,856	2,308,306
Talis Biomedical Corp.(a)	29,962	385,012
Utah Medical Products Inc.	7,717	668,292
Varex Imaging Corp.(a)(b)	430,731	8,825,678
Venus Concept Inc.(a)(b)	20,628	48,476
ViewRay Inc.(a)	852,182	3,706,992
VolitionRx Ltd.(a)	56,372	213,086

		143,956,358

Health Care Providers & Services — 1.6%
Accolade Inc.(a)	64,459	2,924,505
Apria Inc.(a)	11,431	319,268
Avalon GloboCare Corp.(a)(b)	53,271	57,000
Brookdale Senior Living Inc.(a)	2,051,164	12,409,542
Community Health Systems Inc.(a)	959,959	12,978,646
Covetrus Inc.(a)(b)	1,310,387	39,272,298
Cross Country Healthcare Inc.(a)	363,029	4,534,232
Enzo Biochem Inc.(a)(b)	499,694	1,718,947
Five Star Senior Living Inc.(a)	228,879	1,400,740
Hanger Inc.(a)	358,987	8,192,083
Magellan Health Inc.(a)	144,501	13,473,273
MEDNAX Inc.(a)(b)	841,538	21,433,973
National HealthCare Corp.	141,856	11,052,001
Option Care Health Inc.(a)(b)	61,971	1,099,366
Owens & Minor Inc.(b)	816,973	30,710,015
Patterson Companies Inc.	967,602	30,914,884
Tenet Healthcare Corp.(a)	1,059,195	55,078,140
Tivity Health Inc.(a)(b)	260,092	5,805,253
Triple-S Management Corp., Class B(a)	216,834	5,644,189

		259,018,355

Health Care Technology — 0.4%
Allscripts Healthcare Solutions Inc.(a)(b)	1,684,991	25,300,140
Computer Programs & Systems Inc.	142,477	4,359,796
Evolent Health Inc., Class A(a)(b)	718,646	14,516,649
HealthStream Inc.(a)	289,267	6,462,225
NextGen Healthcare Inc.(a)(b)	629,480	11,393,588

		62,032,398

Hotels, Restaurants & Leisure — 3.4%
Biglari Holdings Inc., Class A(a)(b)	620	418,822
Biglari Holdings Inc., Class B, NVS(a)(b)	11,601	1,540,149
BJ’s Restaurants Inc.(a)(b)	249,410	14,485,733
Bluegreen Vacations Corp.	63,783	687,581
Bluegreen Vacations Holding Corp., Class A(a)	111,289	2,063,298
Boyd Gaming Corp.(a)	916,487	54,036,073
Brinker International Inc.	176,530	12,544,222
Caesars Entertainment Inc.(a)(b)	836,372	73,140,731
Carrols Restaurant Group Inc.(a)	390,380	2,336,424

108	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Century Casinos Inc.(a)(b)	304,016	$3,122,244
Cheesecake Factory Inc. (The)(b)	481,182	28,153,959
Chuy’s Holdings Inc.(a)(b)	222,769	9,873,122
Cracker Barrel Old Country Store Inc.	153,486	26,534,660
Dave & Buster’s Entertainment Inc.(a)	317,052	15,186,791
Del Taco Restaurants Inc.	336,582	3,224,455
Denny’s Corp.(a)(b)	231,942	4,200,470
Dine Brands Global Inc.	163,599	14,728,818
El Pollo Loco Holdings Inc.(a)(b)	192,722	3,106,679
Everi Holdings Inc.(a)(b)	589,636	8,319,764
Fiesta Restaurant Group Inc.(a)(b)	202,847	2,553,844
GAN Ltd.(a)(b)	73,843	1,343,943
Golden Entertainment Inc.(a)	113,916	2,877,518
International Game Technology PLC	1,117,877	17,941,926
Jack in the Box Inc.	229,629	25,208,672
Kura Sushi USA Inc., Class A(a)(b)	37,941	1,200,453
Marriott Vacations Worldwide Corp.	397,951	69,315,105
Monarch Casino & Resort Inc.(a)(b)	40,688	2,466,507
Nathan’s Famous Inc.	25,459	1,606,208
NEOGAMES SA(a)(b)	27,687	990,364
Noodles & Co., Class A(a)(b)	177,503	1,837,156
Papa John’s International Inc.	56,202	4,981,745
Penn National Gaming Inc.(a)(b)	872,788	91,503,094
PlayAGS Inc.(a)(b)	203,846	1,647,076
RCI Hospitality Holdings Inc.(b)	94,754	6,025,407
Red Robin Gourmet Burgers Inc.(a)(b)	175,109	6,985,098
Red Rock Resorts Inc., Class A	187,053	6,096,057
Scientific Games Corp./DE, Class A(a)(b)	180,667	6,959,293
SeaWorld Entertainment Inc.(a)(b)	325,840	16,184,473
Target Hospitality Corp.(a)(b)	306,548	769,435

		546,197,369

Household Durables — 1.8%
Beazer Homes USA Inc.(a)(b)	305,209	6,384,972
Casper Sleep Inc.(a)(b)	227,594	1,647,781
Century Communities Inc.(a)	326,968	19,722,710
Ethan Allen Interiors Inc.	252,749	6,978,400
GoPro Inc., Class A(a)(b)	152,061	1,769,990
Green Brick Partners Inc.(a)(b)	339,498	7,699,815
Hamilton Beach Brands Holding Co., Class A	55,810	1,011,835
Hooker Furniture Corp.	125,116	4,561,729
KB Home	856,784	39,866,160
La-Z-Boy Inc.	505,286	21,464,549
Legacy Housing Corp.(a)	41,487	735,564
Lifetime Brands Inc.	140,263	2,060,463
M/I Homes Inc.(a)	307,972	18,191,906
MDC Holdings Inc.	639,238	37,970,737
Meritage Homes Corp.(a)	394,742	36,284,685
Taylor Morrison Home Corp.(a)	1,275,091	39,285,554
TRI Pointe Homes Inc.(a)	1,409,759	28,702,693
Tupperware Brands Corp.(a)	550,047	14,526,741
Turtle Beach Corp.(a)(b)	159,180	4,245,331
Universal Electronics Inc.(a)	17,644	969,891
VOXX International Corp., Class A(a)(b)	224,366	4,276,416

		298,357,922

Household Products — 0.2%
Central Garden & Pet Co.(a)	80,495	4,669,515
Central Garden & Pet Co., Class A, NVS(a)	315,042	16,347,530
Oil-Dri Corp. of America	53,507	1,842,781

Security	Shares	Value

Household Products (continued)
WD-40 Co.	10,290	$3,150,592

		26,010,418

Independent Power and Renewable Electricity Producers — 0.7%
Atlantic Power Corp.(a)	833,847	2,409,818
Brookfield Renewable .Corp., Class A	1,322,821	61,908,023
Clearway Energy Inc., Class A	298,665	7,917,609
Clearway Energy Inc., Class C	759,011	21,358,569
Sunnova Energy International Inc.(a)(b)	554,796	22,646,773

		116,240,792

Industrial Conglomerates — 0.1%
Raven Industries Inc.	367,468	14,085,048

Insurance — 2.6%
Ambac Financial Group Inc.(a)	517,700	8,666,298
American Equity Investment Life Holding Co.	953,529	30,064,769
AMERISAFE Inc.	223,581	14,309,184
Argo Group International Holdings Ltd.	375,772	18,908,847
Citizens Inc./TX, Class A(a)(b)	588,058	3,404,856
CNO Financial Group Inc.	1,540,918	37,428,898
Crawford & Co., Class A, NVS	191,266	2,036,983
Donegal Group Inc., Class A	145,697	2,165,057
Employers Holdings Inc.	277,226	11,937,352
Enstar Group Ltd.(a)	136,108	33,581,927
FBL Financial Group Inc., Class A	114,562	6,406,307
FedNat Holding Co.	166,393	770,400
Genworth Financial Inc., Class A(a)	5,718,665	18,985,968
Goosehead Insurance Inc., Class A	131,620	14,107,032
Greenlight Capital Re Ltd., Class A(a)(b)	366,507	3,188,611
HCI Group Inc.	54,118	4,157,345
Heritage Insurance Holdings Inc.	267,940	2,968,775
Horace Mann Educators Corp.	406,789	17,577,353
Independence Holding Co.	58,126	2,316,321
Investors Title Co.	14,110	2,342,260
James River Group Holdings Ltd.	37,140	1,694,327
MBIA Inc.(a)(b)	562,245	5,408,797
Midwest Holding Inc.(a)(b)	8,168	408,318
National Western Life Group Inc., Class A	29,674	7,388,826
NI Holdings Inc.(a)	103,106	1,905,399
ProAssurance Corp.	518,178	13,866,443
ProSight Global Inc.(a)	107,956	1,360,246
Protective Insurance Corp., Class B, NVS	102,265	2,338,801
RLI Corp.	61,178	6,825,629
Safety Insurance Group Inc.	142,922	12,041,179
Selective Insurance Group Inc.	672,625	48,792,217
Selectquote Inc.(a)(b)	1,064,880	31,424,609
SiriusPoint Ltd.(a)(b)	979,225	9,958,718
State Auto Financial Corp.	208,740	4,114,265
Stewart Information Services Corp.	260,795	13,569,164
Tiptree Inc.	267,517	2,394,277
Trean Insurance Group Inc.(a)(b)	121,497	1,962,177
United Fire Group Inc.	248,788	8,657,822
United Insurance Holdings Corp.	253,940	1,830,907
Universal Insurance Holdings Inc.	230,801	3,309,686
Vericity Inc.(a)(b)	23,298	230,417
Watford Holdings Ltd.(a)	194,799	6,741,993

		421,548,760

Interactive Media & Services — 0.4%
Cars.com Inc.(a)(b)	760,162	9,851,700
DHI Group Inc.(a)	551,505	1,847,542

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
Liberty TripAdvisor Holdings Inc., Class A(a)(b)	809,988	$5,167,723
MediaAlpha Inc., Class A(a)(b)	41,484	1,469,778
QuinStreet Inc.(a)	376,955	7,652,186
TrueCar Inc.(a)(b)	1,145,317	5,480,342
Yelp Inc.(a)	661,447	25,796,433

		57,265,704

Internet & Direct Marketing Retail — 0.4%
CarParts.com Inc.(a)(b)	29,616	422,916
Duluth Holdings Inc., Class B(a)(b)	115,817	1,961,940
Groupon Inc.(a)(b)	262,920	13,289,291
Lands’ End Inc.(a)(b)	134,607	3,339,600
Liquidity Services Inc.(a)	299,163	5,558,449
Magnite Inc.(a)(b)	552,930	23,007,417
Overstock.com Inc.(a)(b)	89,487	5,929,409
Quotient Technology Inc.(a)	436,271	7,128,668
Stitch Fix Inc., Class A(a)	108,206	5,360,525

		65,998,215

IT Services — 0.5%
Cardtronics PLC, Class A(a)	110,004	4,268,155
Conduent Inc.(a)	1,860,856	12,393,301
Hackett Group Inc. (The)	35,666	584,566
IBEX Holdings Ltd.(a)	36,911	812,042
Information Services Group Inc.(a)	399,796	1,759,102
LiveRamp Holdings Inc.(a)	143,876	7,464,287
MoneyGram International Inc.(a)	547,213	3,595,189
Perspecta Inc.	272,644	7,920,308
PFSweb Inc.(a)	64,255	433,721
Priority Technology Holdings Inc.(a)(b)	6,108	42,390
Rackspace Technology Inc.(a)	69,887	1,661,913
ServiceSource International Inc.(a)(b)	1,116,484	1,641,232
StarTek Inc.(a)(b)	214,698	1,706,849
Sykes Enterprises Inc.(a)(b)	407,352	17,956,076
Unisys Corp.(a)	630,598	16,029,801

		78,268,932

Leisure Products — 0.6%
Acushnet Holdings Corp.	298,252	12,326,755
American Outdoor Brands Inc.(a)(b)	155,095	3,908,394
Callaway Golf Co.	1,052,894	28,164,915
Clarus Corp.	194,256	3,312,065
Escalade Inc.	117,246	2,451,614
Johnson Outdoors Inc., Class A	30,492	4,352,733
Nautilus Inc.(a)(b)	341,833	5,346,268
Smith & Wesson Brands Inc.	623,363	10,877,684
Sturm Ruger & Co. Inc.	23,144	1,529,124
Vista Outdoor Inc.(a)	659,052	21,135,798

		93,405,350

Life Sciences Tools & Services — 0.1%
Contra Aduro Biotech I(a)(d)	19,180	57,540
Fluidigm Corp.(a)(b)	773,299	3,495,312
Harvard Bioscience Inc.(a)(b)	431,318	2,354,996
NanoString Technologies Inc.(a)(b)	68,616	4,508,757
Pacific Biosciences of California Inc.(a)	259,054	8,629,089
Seer Inc.(a)(b)	32,497	1,625,500

		20,671,194

Machinery — 4.1%
Agrify Corp.(a)	35,268	440,145
Alamo Group Inc.	19,643	3,067,254
Albany International Corp., Class A	60,913	5,084,408
Altra Industrial Motion Corp.	726,390	40,183,895

Security	Shares	Value

Machinery (continued)
Astec Industries Inc.	253,868	$19,146,725
Barnes Group Inc.	526,401	26,077,906
Blue Bird Corp.(a)	103,943	2,601,693
Chart Industries Inc.(a)(b)	405,763	57,760,363
CIRCOR International Inc.(a)(b)	221,574	7,715,207
Columbus McKinnon Corp./NY(b)	263,341	13,893,871
Douglas Dynamics Inc.	15,335	707,710
Eastern Co. (The)	55,148	1,477,966
Enerpac Tool Group Corp.(b)	411,614	10,751,358
EnPro Industries Inc.	231,819	19,767,206
ESCO Technologies Inc.	25,273	2,751,977
ExOne Co. (The)(a)(b)	39,150	1,227,744
Federal Signal Corp.	48,551	1,859,503
Franklin Electric Co. Inc.	38,774	3,060,820
Gencor Industries Inc.(a)	82,999	1,113,017
Gorman-Rupp Co. (The)	159,918	5,294,885
Graham Corp.	102,531	1,460,041
Greenbrier Companies Inc. (The)	364,787	17,225,242
Helios Technologies Inc.	193,998	14,136,634
Hillenbrand Inc.	833,338	39,758,556
Hurco Companies Inc.	66,865	2,360,335
Hydrofarm Holdings Group Inc.(a)(b)	58,933	3,554,839
Hyster-Yale Materials Handling Inc.	113,136	9,856,408
Kennametal Inc.	941,804	37,643,906
LB Foster Co., Class A(a)	97,701	1,748,848
Luxfer Holdings PLC	285,627	6,078,143
Lydall Inc.(a)	193,215	6,519,074
Manitowoc Co. Inc. (The)(a)(b)	376,160	7,756,419
Mayville Engineering Co. Inc.(a)	68,830	989,775
Meritor Inc.(a)(b)	180,824	5,319,842
Miller Industries Inc./TN	117,997	5,450,281
Mueller Industries Inc.	629,906	26,046,613
Mueller Water Products Inc., Class A	1,625,506	22,578,278
Navistar International Corp.(a)(b)	560,339	24,671,726
NN Inc.(a)	465,357	3,290,074
Park-Ohio Holdings Corp.	99,540	3,134,515
REV Group Inc.	269,555	5,164,674
Rexnord Corp.	1,247,224	58,731,778
SPX Corp.(a)	126,281	7,358,394
SPX FLOW Inc.(b)	481,097	30,467,873
Standex International Corp.	136,625	13,057,251
Terex Corp.	760,905	35,054,893
TriMas Corp.(a)	452,447	13,718,193
Wabash National Corp.	602,272	11,322,714
Watts Water Technologies Inc., Class A	170,961	20,311,876
Welbilt Inc.(a)(b)	1,044,170	16,967,763

		675,718,611

Marine — 0.3%
Costamare Inc.	587,187	5,648,739
Eagle Bulk Shipping Inc.(a)(b)	71,819	2,594,102
Eneti Inc.	98,258	2,066,366
Genco Shipping & Trading Ltd.	199,852	2,014,508
Matson Inc.	485,835	32,405,195
Pangaea Logistics Solutions Ltd.	111,489	352,305
Safe Bulkers Inc.(a)(b)	584,797	1,432,753
SEACOR Holdings Inc.(a)	221,743	9,036,027

		55,549,995

Media — 1.1%
AMC Networks Inc., Class A(a)(b)	190,308	10,116,773

110	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Boston Omaha Corp., Class A(a)(b)	146,632	$4,334,442
comScore Inc.(a)	688,983	2,521,678
Daily Journal Corp.(a)(b)	2,579	816,125
Emerald Holding Inc.	273,305	1,508,644
Entercom Communications Corp., Class A	1,314,803	6,902,716
Entravision Communications Corp., Class A	670,669	2,709,503
EW Scripps Co. (The), Class A, NVS	624,586	12,035,772
Fluent Inc.(a)(b)	503,180	2,063,038
Gannett Co. Inc.(a)	1,510,217	8,124,967
Gray Television Inc.	661,661	12,174,562
Hemisphere Media Group Inc., Class A(a)	167,916	1,956,221
Iheartmedia Inc., Class A(a)	684,106	12,416,524
Loral Space & Communications Inc.	115,554	4,352,919
Meredith Corp.	220,062	6,553,446
MSG Networks Inc., Class A(a)(b)	323,925	4,871,832
National CineMedia Inc.	712,182	3,290,281
Saga Communications Inc., Class A(b)	37,822	826,411
Scholastic Corp., NVS	331,977	9,995,827
Sinclair Broadcast Group Inc., Class A	504,431	14,759,651
TEGNA Inc.	2,448,920	46,113,164
Tribune Publishing Co.	183,011	3,292,368
WideOpenWest Inc.(a)	302,987	4,117,593

		175,854,457

Metals & Mining — 3.3%
Alcoa Corp.(a)	2,104,020	68,359,610
Allegheny Technologies Inc.(a)(b)	1,426,088	30,033,413
Arconic Corp.(a)	1,121,378	28,471,787
Caledonia Mining Corp. PLC	85,510	1,221,938
Carpenter Technology Corp.	536,297	22,068,622
Century Aluminum Co.(a)(b)	573,896	10,135,003
Cleveland-Cliffs Inc.	5,047,698	101,509,207
Coeur Mining Inc.(a)(b)	2,722,496	24,584,139
Commercial Metals Co.	1,333,243	41,117,214
Ferroglobe PLC(a)(d)	532,035	5
Gatos Silver Inc.(a)(b)	179,821	1,792,815
Gold Resource Corp.	616,024	1,626,303
Haynes International Inc.	142,246	4,220,439
Hecla Mining Co.(b)	5,878,635	33,449,433
Kaiser Aluminum Corp.	175,675	19,412,087
Materion Corp.	158,155	10,476,187
NovaGold Resources Inc.(a)(b)	172,806	1,513,781
Olympic Steel Inc.(b)	100,619	2,963,230
Ryerson Holding Corp.(a)(b)	173,564	2,957,531
Schnitzer Steel Industries Inc., Class A	297,077	12,414,848
SunCoke Energy Inc.	934,476	6,550,677
TimkenSteel Corp.(a)(b)	502,267	5,901,637
United States Steel Corp.(b)	2,930,727	76,697,126
Warrior Met Coal Inc.	576,438	9,874,383
Worthington Industries Inc.	390,269	26,183,147

		543,534,562

Mortgage Real Estate Investment — 2.4%
Apollo Commercial Real Estate Finance Inc.	1,588,851	22,196,248
Arbor Realty Trust Inc.	1,307,120	20,783,208
Ares Commercial Real Estate Corp.	340,348	4,669,575
Arlington Asset Investment Corp., Class A(a)	386,458	1,561,290
ARMOUR Residential REIT Inc.	717,347	8,751,633
Blackstone Mortgage Trust Inc., Class A	1,558,340	48,308,540
Broadmark Realty Capital Inc.	1,460,282	15,274,550
Capstead Mortgage Corp.	1,093,210	6,810,698

Security	Shares	Value

Mortgage Real Estate Investment (continued)
Cherry Hill Mortgage Investment Corp.	160,715	$1,501,078
Chimera Investment Corp.	2,185,066	27,750,338
Colony Credit Real Estate Inc.	941,305	8,019,919
Dynex Capital Inc.	275,579	5,216,710
Ellington Financial Inc.	461,625	7,390,616
Ellington Residential Mortgage REIT	100,291	1,234,582
Granite Point Mortgage Trust Inc.	592,088	7,087,293
Great Ajax Corp.	201,195	2,193,026
Hannon Armstrong Sustainable Infrastructure Capital Inc.	783,356	43,946,272
Invesco Mortgage Capital Inc.	2,635,851	10,569,763
KKR Real Estate Finance Trust Inc.	304,813	5,605,511
Ladder Capital Corp.	1,178,552	13,906,914
MFA Financial Inc.	5,116,756	20,825,197
New York Mortgage Trust Inc.	4,317,526	19,299,341
Orchid Island Capital Inc.	938,774	5,642,032
PennyMac Mortgage Investment Trust	1,118,266	21,918,014
Ready Capital Corp.	636,753	8,545,225
Redwood Trust Inc.	1,263,727	13,155,398
TPG RE Finance Trust Inc.	668,875	7,491,400
Two Harbors Investment Corp.	3,100,196	22,724,437
Western Asset Mortgage Capital Corp.	629,079	2,006,762

		384,385,570

Multi-Utilities — 0.8%
Avista Corp.	776,445	37,075,249
Black Hills Corp.	707,795	47,259,472
NorthWestern Corp.	570,971	37,227,309
Unitil Corp.	163,994	7,492,886

		129,054,916

Multiline Retail — 0.6%
Big Lots Inc.	384,602	26,268,317
Dillard’s Inc., Class A	80,948	7,817,148
Franchise Group Inc.	215,536	7,783,005
Macy’s Inc.	2,984,074	48,312,158

		90,180,628

Oil, Gas & Consumable Fuels — 3.5%
Adams Resources & Energy Inc.	48,122	1,347,897
Antero Resources Corp.(a)(b)	2,746,712	28,016,462
Arch Resources Inc.	173,077	7,200,003
Ardmore Shipping Corp.	292,268	1,326,897
Berry Corp.	765,252	4,216,539
Bonanza Creek Energy Inc.(a)(b)	230,334	8,229,834
Brigham Minerals Inc., Class A	494,888	7,245,160
Clean Energy Fuels Corp.(a)(b)	1,475,375	20,271,653
CNX Resources Corp.(a)	2,461,399	36,182,565
Comstock Resources Inc.(a)(b)	286,873	1,589,276
CONSOL Energy Inc.(a)	335,046	3,256,647
Contango Oil & Gas Co.(a)(b)	1,087,018	4,239,370
CVR Energy Inc.	365,454	7,009,408
Delek U.S. Holdings Inc.	729,808	15,895,218
DHT Holdings Inc.	1,239,240	7,348,693
Diamond S Shipping Inc.(a)(b)	293,843	2,947,245
Dorian LPG Ltd.(a)	343,446	4,509,446
Earthstone Energy Inc., Class A(a)	264,543	1,891,482
Energy Fuels Inc./Canada(a)(b)	1,497,775	8,507,362
Escrow PetroCorp.(a)(d)	19,086	0	(e)
Evolution Petroleum Corp.	409,710	1,384,820
Falcon Minerals Corp.	409,923	1,840,554
Frontline Ltd./Bermuda	1,333,967	9,537,864

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Golar LNG Ltd.(a)	1,149,229	$11,756,613
Goodrich Petroleum Corp.(a)	44,550	421,443
Green Plains Inc.(a)	359,938	9,743,522
International Seaways Inc.	265,052	5,136,708
Kosmos Energy Ltd.	4,577,480	14,052,864
Magnolia Oil & Gas Corp., Class A(a)(b)	133,935	1,537,574
Matador Resources Co.(b)	1,246,527	29,231,058
NACCO Industries Inc., Class A	42,637	1,063,793
NextDecade Corp.(a)	93,867	250,625
Nordic American Tankers Ltd.	1,626,495	5,286,109
Overseas Shipholding Group Inc., Class A(a)	700,728	1,443,500
Ovintiv Inc.	2,957,094	70,437,979
Par Pacific Holdings Inc.(a)(b)	498,979	7,045,583
PBF Energy Inc., Class A	1,089,086	15,410,567
PDC Energy Inc.(a)(b)	1,128,709	38,827,590
Peabody Energy Corp.(a)	706,805	2,162,823
Penn Virginia Corp.(a)(b)	164,733	2,207,422
PrimeEnergy Resources Corp.(a)(b)	4,735	248,067
Range Resources Corp.(a)	2,418,614	24,984,283
Renewable Energy Group Inc.(a)(b)	328,312	21,681,724
REX American Resources Corp.(a)(b)	67,270	5,662,116
Scorpio Tankers Inc.	563,029	10,393,515
SFL Corp. Ltd.	1,040,453	8,344,433
SM Energy Co.	1,289,432	21,108,002
Southwestern Energy Co.(a)	7,300,574	33,947,669
Talos Energy Inc.(a)(b)	147,998	1,781,896
Tellurian Inc.(a)(b)	1,897,437	4,440,003
Uranium Energy Corp.(a)(b)	1,460,723	4,177,668
W&T Offshore Inc.(a)(b)	999,698	3,588,916
Whiting Petroleum Corp.(a)(b)	13,792	488,926
World Fuel Services Corp.	719,441	25,324,323

		566,181,709

Paper & Forest Products — 0.4%
Clearwater Paper Corp.(a)	180,227	6,780,140
Domtar Corp.	622,686	23,008,248
Glatfelter Corp.	494,512	8,480,881
Neenah Inc.	188,977	9,709,638
Schweitzer-Mauduit International Inc.	347,634	17,023,637
Verso Corp., Class A	365,206	5,328,355

		70,330,899

Personal Products — 0.2%
BellRing Brands Inc., Class A(a)	437,136	10,320,781
Edgewell Personal Care Co.	613,154	24,280,899
Nature’s Sunshine Products Inc.	103,744	2,070,730
Revlon Inc., Class A(a)(b)	69,461	856,454

		37,528,864

Pharmaceuticals — 0.6%
AcelRx Pharmaceuticals Inc.(a)(b)	846,375	1,438,838
Agile Therapeutics Inc.(a)(b)	24,098	50,124
Angion Biomedica Corp.(a)	9,229	166,768
ANI Pharmaceuticals Inc.(a)	44,438	1,605,989
Atea Pharmaceuticals Inc.(a)(b)	35,066	2,165,326
Athira Pharma Inc.(a)	30,010	552,184
Aytu BioPharma Inc.(a)	225,469	1,713,564
Cassava Sciences Inc.(a)(b)	238,725	10,730,689
CorMedix Inc.(a)(b)	22,760	227,372
Cymabay Therapeutics Inc.(a)(b)	821,610	3,730,109
Endo International PLC(a)	1,458,028	10,803,988
Evofem Biosciences Inc.(a)(b)	49,299	86,273

Security	Shares	Value

Pharmaceuticals (continued)
Evolus Inc.(a)	139,447	$1,811,417
Graybug Vision Inc.(a)	14,933	82,878
Harmony Biosciences Holdings Inc.(a)(b)	8,720	288,109
Intra-Cellular Therapies Inc.(a)(b)	464,196	15,750,170
Lannett Co. Inc.(a)(b)	369,875	1,952,940
Lyra Therapeutics Inc.(a)	8,968	103,939
NGM Biopharmaceuticals Inc.(a)	25,774	749,250
Osmotica Pharmaceuticals PLC(a)(b)	13,867	45,206
Paratek Pharmaceuticals Inc.(a)(b)	14,483	102,250
Phibro Animal Health Corp., Class A	11,754	286,798
Pliant Therapeutics Inc.(a)(b)	54,758	2,153,632
Prestige Consumer Healthcare Inc.(a)(b)	359,814	15,860,601
Revance Therapeutics Inc.(a)(b)	166,681	4,658,734
Strongbridge Biopharma PLC(a)(b)	18,498	51,054
Supernus Pharmaceuticals Inc.(a)(b)	424,097	11,102,859
Tarsus Pharmaceuticals Inc.(a)(b)	19,425	626,068
Terns Pharmaceuticals Inc.(a)(b)	17,577	386,694
TherapeuticsMD Inc.(a)(b)	490,137	656,784
Theravance Biopharma Inc.(a)(b)	67,716	1,382,084
VYNE Therapeutics Inc.(a)(b)	349,865	2,394,826
Xeris Pharmaceuticals Inc.(a)(b)	19,613	88,455

		93,805,972

Professional Services — 1.3%
Acacia Research Corp.(a)(b)	404,542	2,690,204
ASGN Inc.(a)	100,747	9,615,294
Barrett Business Services Inc.	79,200	5,453,712
BGSF Inc.	114,179	1,598,506
CBIZ Inc.(a)(b)	474,866	15,509,124
CRA International Inc.	20,998	1,567,291
GP Strategies Corp.(a)(b)	140,306	2,448,340
Heidrick & Struggles International Inc.	220,704	7,883,547
Huron Consulting Group Inc.(a)	233,045	11,740,807
ICF International Inc.	103,848	9,076,315
Insperity Inc.	204,411	17,117,377
KBR Inc.	1,412,315	54,218,773
Kelly Services Inc., Class A, NVS	393,685	8,767,365
Korn Ferry	611,302	38,126,906
ManTech International Corp./VA, Class A	178,069	15,483,099
Mistras Group Inc.(a)	203,103	2,317,405
Resources Connection Inc.	340,233	4,606,755
TrueBlue Inc.(a)	400,867	8,827,091
Willdan Group Inc.(a)(b)	36,388	1,493,727

		218,541,638

Real Estate Management & Development — 0.8%
Alset EHome International Inc.(a)(b)	15,207	175,945
Altisource Portfolio Solutions SA(a)(b)	31,010	284,982
American Realty Investors Inc.(a)	20,637	182,225
Cushman & Wakefield PLC(a)(b)	834,164	13,613,557
Fathom Holdings Inc.(a)(b)	38,934	1,426,152
Forestar Group Inc.(a)	177,793	4,139,021
FRP Holdings Inc.(a)(b)	72,159	3,551,666
Kennedy-Wilson Holdings Inc.	1,348,129	27,245,687
Marcus & Millichap Inc.(a)	242,882	8,185,123
Maui Land & Pineapple Co. Inc.(a)(b)	46,458	536,590
Newmark Group Inc., Class A(b)	1,636,451	16,372,692
Rafael Holdings Inc., Class B(a)(b)	104,979	4,190,762
RE/MAX Holdings Inc., Class A	206,582	8,137,265
Realogy Holdings Corp.(a)	1,298,331	19,643,748
RMR Group Inc. (The), Class A	21,000	857,010

112	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
St. Joe Co. (The)	188,493	$8,086,350
Stratus Properties Inc.(a)	62,512	1,906,616
Tejon Ranch Co.(a)	225,729	3,778,703
Transcontinental Realty Investors Inc.(a)	13,031	280,427

		122,594,521

Road & Rail — 0.3%
ArcBest Corp.(b)	287,661	20,242,704
Covenant Logistics Group Inc., Class A(a)(b)	136,954	2,819,883
Heartland Express Inc.	552,745	10,822,747
Marten Transport Ltd.	355,342	6,030,154
PAM Transportation Services Inc.(a)(b)	18,378	1,133,923
U.S. Xpress Enterprises Inc., Class A(a)	253,977	2,984,230
Universal Logistics Holdings Inc.	22,500	591,975
Werner Enterprises Inc.	86,447	4,077,705

		48,703,321

Semiconductors & Semiconductor Equipment — 1.3%
Alpha & Omega Semiconductor Ltd.(a)(b)	241,992	7,913,138
Ambarella Inc.(a)(b)	267,708	26,875,206
Amkor Technology Inc.	941,675	22,327,114
Axcelis Technologies Inc.(a)	29,750	1,222,428
AXT Inc.(a)(b)	441,937	5,152,985
Cohu Inc.	446,858	18,696,539
Diodes Inc.(a)	398,297	31,800,033
DSP Group Inc.(a)	4,892	69,711
GSI Technology Inc.(a)(b)	150,799	1,008,845
Maxeon Solar Technologies Ltd.(a)(b)	40,067	1,264,515
MaxLinear Inc.(a)(b)	311,860	10,628,189
NeoPhotonics Corp.(a)(b)	171,908	2,054,301
NVE Corp.	3,429	240,373
Onto Innovation Inc.(a)	405,457	26,642,579
PDF Solutions Inc.(a)	27,081	481,500
Photronics Inc.(a)(b)	671,661	8,637,560
Pixelworks Inc.(a)(b)	64,418	213,224
Rambus Inc.(a)(b)	1,281,385	24,910,124
SMART Global Holdings Inc.(a)(b)	8,675	399,224
SunPower Corp.(a)(b)	266,189	8,904,022
Synaptics Inc.(a)	22,353	3,027,043
Veeco Instruments Inc.(a)(b)	547,654	11,358,344

		213,826,997

Software — 1.0%
Asure Software Inc.(a)	165,215	1,262,243
BM Technologies Inc.	40,132	431,304
Cerence Inc.(a)(b)	427,879	38,329,401
Cloudera Inc.(a)(b)	1,191,831	14,504,583
Cognyte Software Ltd.(a)(b)	407,380	11,329,238
Digimarc Corp.(a)(b)	14,020	415,833
Ebix Inc.	136,448	4,370,430
eGain Corp.(a)(b)	153,514	1,456,848
GTY Technology Holdings Inc.(a)(b)	526,474	3,364,169
InterDigital Inc.	240,665	15,270,194
MicroStrategy Inc., Class A(a)	30,696	20,836,445
ON24 Inc.(a)(b)	28,635	1,389,084
Park City Group Inc.(a)(b)	116,640	712,670
Seachange International Inc.(a)(b)	195,628	303,223
SecureWorks Corp., Class A(a)(b)	101,726	1,361,094
Sumo Logic Inc.(a)	38,204	720,527
Synchronoss Technologies Inc.(a)(b)	449,835	1,605,911
Telos Corp.(a)	29,874	1,132,822
Verint Systems Inc.(a)(b)	406,831	18,506,742

Security	Shares	Value

Software (continued)
Viant Technology Inc., Class A(a)	26,389	$1,395,714
VirnetX Holding Corp.(b)	341,366	1,901,409
Xperi Holding Corp.	1,084,125	23,601,401

		164,201,285

Specialty Retail — 4.5%
Aaron’s Co. Inc. (The)	334,615	8,592,913
Abercrombie & Fitch Co., Class A	704,717	24,178,840
Academy Sports & Outdoors Inc.(a)(b)	272,241	7,347,785
American Eagle Outfitters Inc.	1,707,864	49,937,943
America’s Car-Mart Inc./TX(a)(b)	16,749	2,552,045
Asbury Automotive Group Inc.(a)(b)	132,081	25,953,917
At Home Group Inc.(a)(b)	614,000	17,621,800
Bed Bath & Beyond Inc.	1,368,726	39,898,363
Boot Barn Holdings Inc.(a)	29,611	1,845,061
Buckle Inc. (The)(b)	334,206	13,127,612
Caleres Inc.	410,525	8,949,445
Cato Corp. (The), Class A	231,257	2,775,084
Chico’s FAS Inc.	1,356,007	4,488,383
Children’s Place Inc. (The)(a)	48,173	3,357,658
Citi Trends Inc.	108,500	9,090,130
Conn’s Inc.(a)(b)	190,629	3,707,734
Container Store Group Inc. (The)(a)(b)	357,970	5,956,621
Designer Brands Inc. , Class A	698,387	12,151,934
Envela Corp.(a)(b)	24,285	121,911
Express Inc.(a)(b)	719,824	2,893,692
GameStop Corp., Class A(a)(b)	642,726	122,002,249
Genesco Inc.(a)(b)	166,670	7,916,825
Group 1 Automotive Inc.	197,122	31,103,880
Guess? Inc.	453,888	10,666,368
Haverty Furniture Companies Inc.	187,073	6,957,245
Hibbett Sports Inc.(a)(b)	187,189	12,895,450
Lithia Motors Inc., Class A(b)	149,928	58,485,414
Lumber Liquidators Holdings Inc.(a)	281,457	7,070,200
MarineMax Inc.(a)(b)	237,702	11,732,971
Michaels Companies Inc. (The)(a)	833,482	18,286,595
Monro Inc.	186,419	12,266,370
National Vision Holdings Inc.(a)(b)	154,517	6,772,480
ODP Corp. (The)	600,968	26,015,905
Rent-A-Center Inc./TX	67,256	3,877,981
Sally Beauty Holdings Inc.(a)(b)	1,259,755	25,358,868
Shoe Carnival Inc.	104,829	6,486,819
Signet Jewelers Ltd.(a)	587,154	34,043,189
Sleep Number Corp.(a)(b)	188,163	26,999,509
Sonic Automotive Inc., Class A	266,282	13,199,599
Tilly’s Inc., Class A(a)	256,114	2,899,210
Urban Outfitters Inc.(a)(b)	774,358	28,798,374
Winmark Corp.	21,716	4,048,514
Zumiez Inc.(a)	237,551	10,190,938

		732,623,824

Technology Hardware, Storage & Peripherals — 0.4%
3D Systems Corp.(a)(b)	1,361,442	37,357,968
Corsair Gaming Inc.(a)(b)	113,901	3,791,764
Diebold Nixdorf Inc.(a)(b)	472,552	6,677,160
Eastman Kodak Co.(a)(b)	196,249	1,544,479
Immersion Corp.(a)	59,796	572,846
Intevac Inc.(a)(b)	186,818	1,335,749
Quantum Corp.(a)	375,424	3,127,282
Super Micro Computer Inc.(a)	353,145	13,793,844

		68,201,092

S C H E D U L E O F I N V E S T M E N T S	113

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.9%
Fossil Group Inc.(a)(b)	531,684	$6,592,882
G-III Apparel Group Ltd.(a)(b)	494,543	14,905,526
Kontoor Brands Inc.	576,462	27,975,701
Lakeland Industries Inc.(a)	88,259	2,458,896
Movado Group Inc.	177,683	5,055,081
Oxford Industries Inc.	185,070	16,178,819
Rocky Brands Inc.	74,849	4,046,337
Steven Madden Ltd.	524,958	19,559,935
Superior Group of Companies Inc.	98,097	2,493,626
Unifi Inc.(a)	151,656	4,179,639
Vera Bradley Inc.(a)(b)	221,196	2,234,080
Wolverine World Wide Inc.	911,316	34,921,629

		140,602,151

Thrifts & Mortgage Finance — 3.2%
Axos Financial Inc.(a)	565,239	26,571,885
Bogota Financial Corp.(a)(b)	86,884	891,430
Bridgewater Bancshares Inc.(a)	286,616	4,628,848
Capitol Federal Financial Inc.	1,307,647	17,319,785
Columbia Financial Inc.(a)(b)	414,046	7,237,524
ESSA Bancorp. Inc.	123,593	1,977,488
Essent Group Ltd.	1,251,538	59,435,540
Federal Agricultural Mortgage Corp., Class C, NVS	80,130	8,070,694
Flagstar Bancorp. Inc.	535,247	24,139,640
FS Bancorp. Inc.	44,567	2,994,902
Greene County Bancorp. Inc.	37,507	938,050
Hingham Institution For Savings (The)	17,368	4,928,344
Home Bancorp. Inc.	103,596	3,734,636
Home Point Capital Inc.(a)	68,684	638,761
HomeStreet Inc.	187,199	8,249,860
Kearny Financial Corp./MD	666,641	8,053,023
Luther Burbank Corp.	248,695	2,942,062
Merchants Bancorp./IN	112,964	4,737,710
Meridian Bancorp. Inc.	557,613	10,271,232
Meta Financial Group Inc.	317,661	14,393,220
MMA Capital Holdings Inc.(a)(b)	54,732	1,248,437
Mr Cooper Group Inc.(a)(b)	855,497	29,737,076
NMI Holdings Inc., Class A(a)	879,161	20,783,366
Northfield Bancorp. Inc.	526,595	8,383,392
Northwest Bancshares Inc.	1,087,251	15,710,777
Oconee Federal Financial Corp.	17,717	462,059
OP Bancorp	168,514	1,772,767
PCSB Financial Corp.	195,104	3,240,677
PennyMac Financial Services Inc.	415,323	27,772,649
Pioneer Bancorp. Inc./NY(a)(b)	152,707	1,779,037
Ponce de Leon Federal Bank(a)(b)	82,086	911,975
Premier Financial Corp.	437,996	14,567,747
Provident Bancorp. Inc.	222,002	3,196,829
Provident Financial Holdings Inc.	97,982	1,655,896
Provident Financial Services Inc.	759,696	16,926,027
Prudential Bancorp. Inc.	94,370	1,392,901
Radian Group Inc.	2,176,245	50,597,696
Riverview Bancorp. Inc.	283,681	1,965,909
Security National Financial Corp., Class A(a)	130,427	1,219,492
Southern Missouri Bancorp. Inc.	102,081	4,024,033
Standard AVB Financial Corp.	39,284	1,282,623
Sterling Bancorp Inc./MI	212,986	1,205,501
Territorial Bancorp. Inc.	110,918	2,934,890
Timberland Bancorp. Inc./WA	107,837	2,998,947
TrustCo Bank Corp. NY	929,542	6,850,725
Walker & Dunlop Inc.	296,916	30,505,150

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Washington Federal Inc.	868,598	$26,752,818
Waterstone Financial Inc.	262,067	5,351,408
Western New England Bancorp. Inc.	293,740	2,476,228
WSFS Financial Corp.	542,419	27,007,042

		526,868,708

Tobacco — 0.2%
Universal Corp./VA	274,587	16,197,887
Vector Group Ltd.	1,386,156	19,336,876

		35,534,763

Trading Companies & Distributors — 2.2%
Alta Equipment Group Inc.(a)(b)	184,357	2,396,641
Applied Industrial Technologies Inc.	265,749	24,228,336
Beacon Roofing Supply Inc.(a)	616,825	32,272,284
Boise Cascade Co.	366,527	21,929,310
CAI International Inc.	153,060	6,967,291
DXP Enterprises Inc./TX(a)	182,465	5,504,969
GATX Corp.	391,282	36,287,493
General Finance Corp.(a)	124,388	1,511,314
GMS Inc.(a)	466,150	19,461,763
H&E Equipment Services Inc.	354,577	13,473,926
Herc Holdings Inc.(a)	259,200	26,264,736
Lawson Products Inc./DE(a)	18,204	944,059
McGrath RentCorp	116,833	9,422,582
MRC Global Inc.(a)(b)	884,678	7,988,642
NOW Inc.(a)	1,241,305	12,524,768
Rush Enterprises Inc., Class A	463,588	23,100,590
Rush Enterprises Inc., Class B	80,467	3,628,257
Systemax Inc.	50,746	2,086,676
Textainer Group Holdings Ltd.(a)(b)	553,730	15,864,365
Titan Machinery Inc.(a)	218,296	5,566,548
Triton International Ltd.	676,661	37,209,588
Veritiv Corp.(a)	161,354	6,863,999
WESCO International Inc.(a)(b)	551,614	47,731,159
Willis Lease Finance Corp.(a)(b)	32,536	1,414,015

		364,643,311

Water Utilities — 0.1%
Artesian Resources Corp., Class A, NVS	79,181	3,118,148
Cadiz Inc.(a)(b)	54,161	519,404
California Water Service Group	45,843	2,582,795
Consolidated Water Co. Ltd.	149,881	2,015,899
Global Water Resources Inc.	304	4,958
SJW Group	132,804	8,365,324

		16,606,528

Wireless Telecommunication Services — 0.0%
Gogo Inc.(a)(b)	41,880	404,561
Spok Holdings Inc.	218,521	2,292,285

		2,696,846

Total Common Stocks — 99.9% (Cost: $13,135,493,114)		16,298,182,203

Warrants

Oil, Gas & Consumable Fuels — 0.0%
Whiting Petroleum Corp., (Expires 09/01/24)(a)	42,563	137,479

114	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Whiting Petroleum Corp., (Expires 09/01/25)(a)	21,281	$64,481

		201,960

Total Warrants — 0.0% (Cost: $5,241,813)		201,960

Short-Term Investments

Money Market Funds — 5.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(f)(g)(h)	911,371,942	911,918,766
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(f)(g)	5,210,000	5,210,000

		917,128,766

Total Short-Term Investments — 5.6% (Cost: $916,811,024)		917,128,766

Total Investments Before Investments Sold Short — 105.5% (Cost: $14,057,545,951)		17,215,512,929

Security	Shares	Value

Common Stocks — (0.0%)
PDL BioPharma Inc.(a)(d)	(1,188)	$(2,935)

Total Investments Sold Short (Proceeds $(2,907))		(2,935)

Total Investments, Net of Investments Sold Short — 105.5% (Cost: $14,057,543,044)		17,215,509,994

Other Assets, Less Liabilities — (5.5)%		(896,194,483)

Net Assets — 100.0%		$16,319,315,511

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Investments In Securities Sold Short

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$490,106,990	$421,390,072	(a)	$—		$65,726	$355,978	$911,918,766	911,371,942	$9,464,466	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	26,790,000	—		(21,580,000	)(a)	—	—	5,210,000	5,210,000	21,059		—
PennyMac Financial Services Inc.(c)	2,060,453	22,144,643		(7,810,411)		3,001,849	(80,265)	N/A	N/A	196,275		—
PennyMac Mortgage Investment Trust(c)	10,531,174	9,322,853		(6,795,198)		416,774	8,266,644	N/A	N/A	1,394,822		—

						$3,484,349	$8,542,357	$917,128,766		$11,076,622		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer an affiliate.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	170	06/18/21	$18,891	$7,197

S C H E D U L E O F I N V E S T M E N T S	115

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2000 Value ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$7,197

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$17,913,047

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(467,436)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$30,295,597

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$16,297,693,354	$431,304	$57,545	$16,298,182,203
Warrants	201,960	—	—	201,960
Money Market Funds	917,128,766	—	—	917,128,766
Liabilities
Common Stocks	—	—	(2,935)	(2,935)

	$17,215,024,080	$431,304	$54,610	$17,215,509,994

Derivative financial instruments(a)
Assets
Futures Contracts	$7,197	$—	$—	$7,197

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

116	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2021

	iShares Russell Top 200 ETF	iShares Russell Top 200 Growth ETF	iShares Russell Top 200 Value ETF	iShares Russell 1000 ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$860,824,391	$3,524,634,754	$1,140,994,641	$27,028,958,213
Affiliated(c)	5,004,748	15,182,773	12,190,611	361,095,901
Cash	9,309	31	562	17,394
Cash pledged:
Futures contracts	78,000	267,000	100,000	1,992,000
Receivables:
Investments sold	—	3,430	—	135,969
Securities lending income — Affiliated	472	7,090	408	50,098
Variation margin on futures contracts	6,882	23,674	8,818	164,147
Capital shares sold	—	—	7,298	153,157
Dividends	483,545	1,147,166	970,226	18,178,595

Total assets	866,407,347	3,541,265,918	1,154,272,564	27,410,745,474

LIABILITIES
Collateral on securities loaned, at value	379,466	10,783,003	144,852	259,283,382
Payables:
Capital shares redeemed	—	—	—	202,312
Investment advisory fees	107,695	587,606	190,541	3,408,337

Total liabilities	487,161	11,370,609	335,393	262,894,031

NET ASSETS	$865,920,186	$3,529,895,309	$1,153,937,171	$27,147,851,443

NET ASSETS CONSIST OF:
Paid-in capital	$695,205,219	$2,449,096,642	$969,288,047	$20,311,573,667
Accumulated earnings	170,714,967	1,080,798,667	184,649,124	6,836,277,776

NET ASSETS	$865,920,186	$3,529,895,309	$1,153,937,171	$27,147,851,443

Shares outstanding	9,150,000	26,250,000	18,150,000	121,350,000

Net asset value	$94.64	$134.47	$63.58	$223.72

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$373,277	$11,095,643	$140,826	$258,445,164

(b) Investments, at cost — Unaffiliated	$679,226,084	$2,366,193,085	$915,971,941	$19,462,073,948

(c) Investments, at cost — Affiliated	$3,978,982	$15,182,773	$9,012,429	$332,112,359

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	117

Statements of Assets and Liabilities  (continued)

March 31, 2021

	iShares Russell 1000 Growth ETF	iShares Russell 1000 Value ETF	iShares Russell 2000 ETF	iShares Russell 2000 Growth ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$63,062,946,762	$50,687,958,667	$69,150,713,801	$12,095,902,386
Affiliated(c)	1,063,630,919	706,417,821	6,050,949,856	1,635,578,435
Cash	—	41,408	744,570	25,172
Cash pledged:
Futures contracts	5,291,840	6,635,740	8,146,000	672,000
Receivables:
Investments sold	36,529	—	1,142,509	1,845
Securities lending income — Affiliated	167,747	90,597	1,898,591	498,602
Variation margin on futures contracts	426,495	347,791	1,404,853	131,968
Capital shares sold	—	825,536	33,999,667	659,958
Dividends	19,195,828	51,599,700	48,706,546	3,052,459

Total assets	64,151,696,120	51,453,917,260	75,297,706,393	13,736,522,825

LIABILITIES
Bank overdraft	457	—	—	—
Collateral on securities loaned, at value	985,689,419	337,575,884	5,963,524,468	1,624,287,682
Payables:
Investments purchased	—	—	1,656,651	26,407,152
Capital shares redeemed	266,292	—	17,749,705	1,095,372
Investment advisory fees	9,815,818	7,776,698	11,188,216	2,450,832

Total liabilities	995,771,986	345,352,582	5,994,119,040	1,654,241,038

NET ASSETS	$63,155,924,134	$51,108,564,678	$69,303,587,353	$12,082,281,787

NET ASSETS CONSIST OF:
Paid-in capital	$37,748,468,661	$44,257,862,977	$80,529,621,618	$10,632,461,427
Accumulated earnings (loss)	25,407,455,473	6,850,701,701	(11,226,034,265)	1,449,820,360

NET ASSETS	$63,155,924,134	$51,108,564,678	$69,303,587,353	$12,082,281,787

Shares outstanding	259,850,000	337,500,000	314,400,000	40,250,000

Net asset value	$243.05	$151.43	$220.43	$300.18

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$987,462,399	$333,763,571	$5,968,517,807	$1,639,682,673

(b) Investments, at cost — Unaffiliated	$36,106,995,419	$40,407,623,522	$71,535,768,499	$9,273,935,864

(c) Investments, at cost — Affiliated	$1,062,849,936	$590,469,054	$6,047,715,603	$1,634,639,821

See notes to financial statements.

118	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

March 31, 2021

iShares Russell 2000 Value ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$16,298,384,163
Affiliated(c)	917,128,766
Cash	297,857
Cash pledged:
Futures contracts	1,228,000
Receivables:
Investments sold	3,377,719
Securities lending income — Affiliated	269,053
Variation margin on futures contracts	255,822
Dividends	18,455,823

Total assets	17,239,397,203

LIABILITIES
Investments sold short at value(d)	2,935
Collateral on securities loaned, at value	911,487,062
Payables:
Investments purchased	926,368
Capital shares redeemed	4,393,570
Investment advisory fees	3,271,757

Total liabilities	920,081,692

NET ASSETS	$16,319,315,511

NET ASSETS CONSIST OF:
Paid-in capital	$14,929,056,416
Accumulated earnings	1,390,259,095

NET ASSETS	$16,319,315,511

Shares outstanding	102,550,000

Net asset value	$159.14

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$896,080,562

(b) Investments, at cost — Unaffiliated	$13,140,734,927

(c) Investments, at cost — Affiliated	$916,811,024

(d) Proceeds received from investments sold short	$2,907

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	119

Statements of Operations

Year Ended March 31, 2021

	iShares Russell Top 200 ETF	iShares Russell Top 200 Growth ETF	iShares Russell Top 200 Value ETF	iShares Russell 1000 ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$12,274,675	$28,807,298	$18,630,748	$372,235,831
Dividends — Affiliated	71,584	5,500	171,041	1,694,934
Interest — Unaffiliated	36	113	28	2,907
Securities lending income — Affiliated — net	18,156	67,173	23,472	2,368,597
Foreign taxes withheld	—	—	—	(11,928)

Total investment income	12,364,451	28,880,084	18,825,289	376,290,341

EXPENSES
Investment advisory fees	1,134,570	5,931,864	1,497,672	35,516,656
Miscellaneous	437	437	437	437

Total expenses	1,135,007	5,932,301	1,498,109	35,517,093

Net investment income	11,229,444	22,947,783	17,327,180	340,773,248

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(7,128,360)	(30,193,426)	(29,235,851)	(350,149,434)
Investments — Affiliated	(311)	(8,762)	17,277	184,418
In-kind redemptions — Unaffiliated	75,503,060	285,710,520	13,861,276	1,982,424,757
In-kind redemptions — Affiliated	325,596	—	202,689	5,331,909
Futures contracts	641,244	2,104,255	569,345	25,265,186

Net realized gain (loss)	69,341,229	257,612,587	(14,585,264)	1,663,056,836

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	221,368,151	934,880,368	288,519,115	8,547,012,461
Investments — Affiliated	1,086,635	(7,154)	3,016,949	27,666,073
Futures contracts	36,064	167,599	70,027	1,392,540

Net change in unrealized appreciation (depreciation)	222,490,850	935,040,813	291,606,091	8,576,071,074

Net realized and unrealized gain	291,832,079	1,192,653,400	277,020,827	10,239,127,910

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$303,061,523	$1,215,601,183	$294,348,007	$10,579,901,158

See notes to financial statements.

120	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended March 31, 2021

	iShares Russell 1000 Growth ETF	iShares Russell 1000 Value ETF	iShares Russell 2000 ETF	iShares Russell 2000 Growth ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$523,279,235	$898,862,915	$504,145,993	$48,338,822
Dividends — Affiliated	107,141	5,790,084	3,914,502	37,681
Securities lending income — Affiliated — net	5,218,982	3,418,207	63,139,142	17,595,474
Foreign taxes withheld	—	(40,986)	(934,602)	(58,211)

Total investment income	528,605,358	908,030,220	570,265,035	65,913,766

EXPENSES
Investment advisory fees	109,342,698	73,057,751	90,697,637	23,925,121
Miscellaneous	437	437	437	437

Total expenses	109,343,135	73,058,188	90,698,074	23,925,558

Net investment income	419,262,223	834,972,032	479,566,961	41,988,208

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(364,233,615)	(1,481,354,947)	(3,240,322,551)	(326,805,242)
Investments — Affiliated	281,382	1,197,443	(769,100)	131,273
In-kind redemptions — Unaffiliated	8,390,186,791	1,396,160,239	11,316,924,092	1,026,024,330
In-kind redemptions — Affiliated	—	13,726,521	23,057,599	174,520
Futures contracts	45,353,082	50,511,126	55,644,059	4,756,344

Net realized gain (loss)	8,071,587,640	(19,759,618)	8,154,534,099	704,281,225

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	17,669,246,598	16,110,834,131	20,690,329,239	5,186,443,550
Investments — Affiliated	940,252	100,030,685	27,263,311	1,067,258
Futures contracts	1,896,559	3,901,715	(14,135,822)	77,554

Net change in unrealized appreciation (depreciation)	17,672,083,409	16,214,766,531	20,703,456,728	5,187,588,362

Net realized and unrealized gain	25,743,671,049	16,195,006,913	28,857,990,827	5,891,869,587

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,162,933,272	$17,029,978,945	$29,337,557,788	$5,933,857,795

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	121

Statements of Operations  (continued)

Year Ended March 31, 2021

iShares Russell 2000 Value ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$167,351,567
Dividends — Affiliated	1,612,156
Securities lending income — Affiliated — net	9,464,466
Foreign taxes withheld	(343,279)

Total investment income	178,084,910

EXPENSES
Investment advisory fees	23,543,815
Miscellaneous	437

Total expenses	23,544,252

Net investment income	154,540,658

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(821,979,196)
Investments — Affiliated	(364,062)
In-kind redemptions — Unaffiliated	769,343,051
In-kind redemptions — Affiliated	3,848,411
Futures contracts	17,913,047

Net realized loss	(31,238,749)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	6,558,870,298
Investments — Affiliated	8,542,357
Futures contracts	(467,436)
Short sales — Unaffiliated	(28)

Net change in unrealized appreciation (depreciation)	6,566,945,191

Net realized and unrealized gain	6,535,706,442

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,690,247,100

See notes to financial statements.

122	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Russell Top 200 ETF		iShares Russell Top 200 Growth ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,229,444	$5,157,493	$22,947,783	$18,168,837
Net realized gain	69,341,229	10,806,141	257,612,587	70,767,290
Net change in unrealized appreciation (depreciation)	222,490,850	(50,981,650)	935,040,813	(60,660,690)

Net increase (decrease) in net assets resulting from operations	303,061,523	(35,018,016)	1,215,601,183	28,275,437

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(11,376,261)	(5,858,711)	(23,069,276)	(18,561,859)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	204,991,457	196,738,386	658,760,357	291,403,519

NET ASSETS
Total increase in net assets	496,676,719	155,861,659	1,851,292,264	301,117,097
Beginning of year	369,243,467	213,381,808	1,678,603,045	1,377,485,948

End of year	$865,920,186	$369,243,467	$3,529,895,309	$1,678,603,045

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	123

Statements of Changes in Net Assets (continued)

	iShares Russell Top 200 Value ETF		iShares Russell 1000 ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$17,327,180	$11,927,303	$340,773,248	$369,169,608
Net realized gain (loss)	(14,585,264)	27,016,651	1,663,056,836	1,374,012,783
Net change in unrealized appreciation (depreciation)	291,606,091	(97,957,142)	8,576,071,074	(3,252,363,490)

Net increase (decrease) in net assets resulting from operations	294,348,007	(59,013,188)	10,579,901,158	(1,509,181,099)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(17,442,740)	(13,337,365)	(354,009,239)	(396,717,095)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	487,305,987	36,245,331	(1,002,936,822)	517,889,894

NET ASSETS
Total increase (decrease) in net assets	764,211,254	(36,105,222)	9,222,955,097	(1,388,008,300)
Beginning of year	389,725,917	425,831,139	17,924,896,346	19,312,904,646

End of year	$1,153,937,171	$389,725,917	$27,147,851,443	$17,924,896,346

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

124	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Russell 1000 Growth ETF		iShares Russell 1000 Value ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$419,262,223	$484,501,138	$834,972,032	$962,915,758
Net realized gain (loss)	8,071,587,640	3,157,628,079	(19,759,618)	1,769,321,662
Net change in unrealized appreciation (depreciation)	17,672,083,409	(3,188,718,582)	16,214,766,531	(8,892,951,278)

Net increase (decrease) in net assets resulting from operations	26,162,933,272	453,410,635	17,029,978,945	(6,160,713,858)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(411,316,899)	(489,416,037)	(827,083,590)	(1,068,613,061)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(5,430,037,516)	141,020,775	3,729,878,540	527,568,153

NET ASSETS
Total increase (decrease) in net assets	20,321,578,857	105,015,373	19,932,773,895	(6,701,758,766)
Beginning of year	42,834,345,277	42,729,329,904	31,175,790,783	37,877,549,549

End of year	$63,155,924,134	$42,834,345,277	$51,108,564,678	$31,175,790,783

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	125

Statements of Changes in Net Assets (continued)

	iShares Russell 2000 ETF		iShares Russell 2000 Growth ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$479,566,961	$508,924,027	$41,988,208	$60,145,900
Net realized gain	8,154,534,099	2,826,521,941	704,281,225	266,389,795
Net change in unrealized appreciation (depreciation)	20,703,456,728	(13,065,609,539)	5,187,588,362	(1,943,387,249)

Net increase (decrease) in net assets resulting from operations	29,337,557,788	(9,730,163,571)	5,933,857,795	(1,616,851,554)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(551,110,344)	(601,223,892)	(48,359,274)	(69,128,809)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	7,914,467,041	(240,663,123)	(740,112,140)	(548,690,029)

NET ASSETS
Total increase (decrease) in net assets	36,700,914,485	(10,572,050,586)	5,145,386,381	(2,234,670,392)
Beginning of year	32,602,672,868	43,174,723,454	6,936,895,406	9,171,565,798

End of year	$69,303,587,353	$32,602,672,868	$12,082,281,787	$6,936,895,406

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

126	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Russell 2000 Value ETF
	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$154,540,658	$156,751,908
Net realized gain (loss)	(31,238,749)	79,941,039
Net change in unrealized appreciation (depreciation)	6,566,945,191	(2,798,837,303)

Net increase (decrease) in net assets resulting from operations	6,690,247,100	(2,562,144,356)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(177,203,668)	(183,585,915)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,198,739,480	245,323,995

NET ASSETS
Total increase (decrease) in net assets	9,711,782,912	(2,500,406,276)
Beginning of year	6,607,532,599	9,107,938,875

End of year	$16,319,315,511	$6,607,532,599

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	127

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell Top 200 ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$61.54	$65.66	$60.63	$53.88	$46.83

Net investment income(a)	1.23	1.28	1.21	1.08	1.00
Net realized and unrealized gain (loss)(b)	33.09	(3.94)	4.97	6.71	7.06

Net increase (decrease) from investment operations	34.32	(2.66)	6.18	7.79	8.06

Distributions(c)
From net investment income	(1.22)	(1.46)	(1.15)	(1.04)	(1.01)

Total distributions	(1.22)	(1.46)	(1.15)	(1.04)	(1.01)

Net asset value, end of year	$94.64	$61.54	$65.66	$60.63	$53.88

Total Return
Based on net asset value	56.06%	(4.24)%	10.27%	14.55%	17.38%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.48%	1.82%	1.91%	1.84%	2.01%

Supplemental Data
Net assets, end of year (000)	$865,920	$369,243	$213,382	$136,411	$102,364

Portfolio turnover rate(d)	5%	5%	5%	5%	7%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

128	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell Top 200 Growth ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$84.14	$82.24	$73.61	$61.44	$53.74

Net investment income(a)	0.93	1.04	1.00	0.92	0.86
Net realized and unrealized gain(b)	50.31	1.90	8.60	12.18	7.69

Net increase from investment operations	51.24	2.94	9.60	13.10	8.55

Distributions(c)
From net investment income	(0.91)	(1.04)	(0.97)	(0.93)	(0.85)

Total distributions	(0.91)	(1.04)	(0.97)	(0.93)	(0.85)

Net asset value, end of year	$134.47	$84.14	$82.24	$73.61	$61.44

Total Return
Based on net asset value	61.04%	3.55%	13.11%	21.43%	16.06%

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	0.77%	1.16%	1.27%	1.33%	1.52%

Supplemental Data
Net assets, end of year (000)	$3,529,895	$1,678,603	$1,377,486	$978,981	$847,921

Portfolio turnover rate(d)	11%	20%	15%	11%	15%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	129

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell Top 200 Value ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$44.04	$52.57	$50.39	$48.20	$41.57

Net investment income(a)	1.26	1.40	1.31	1.17	1.10
Net realized and unrealized gain (loss)(b)	19.49	(8.38)	2.13	2.15	6.59

Net increase (decrease) from investment operations	20.75	(6.98)	3.44	3.32	7.69

Distributions(c)
From net investment income	(1.21)	(1.55)	(1.26)	(1.13)	(1.06)

Total distributions	(1.21)	(1.55)	(1.26)	(1.13)	(1.06)

Net asset value, end of year	$63.58	$44.04	$52.57	$50.39	$48.20

Total Return
Based on net asset value	47.63%	(13.72)%	6.92%	6.93%	18.68%

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	2.31%	2.56%	2.54%	2.33%	2.44%

Supplemental Data
Net assets, end of year (000)	$1,153,937	$389,726	$425,831	$284,724	$226,520

Portfolio turnover rate(d)	17%	17%	14%	13%	14%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

130	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19		Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$141.59	$157.27	$146.79		$131.25	$114.08

Net investment income(a)	2.74	2.96	2.74		2.50	2.30
Net realized and unrealized gain (loss)(b)	82.26	(15.46)	10.60		15.54	17.21

Net increase (decrease) from investment operations	85.00	(12.50)	13.34		18.04	19.51

Distributions(c)
From net investment income	(2.87)	(3.18)	(2.86)		(2.50)	(2.34)

Total distributions	(2.87)	(3.18)	(2.86)		(2.50)	(2.34)

Net asset value, end of year	$223.72	$141.59	$157.27		$146.79	$131.25

Total Return
Based on net asset value	60.37%	(8.15)%	9.18	%(d)	13.83%	17.27%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%		0.15%	0.15%

Net investment income	1.44%	1.78%	1.80%		1.77%	1.89%

Supplemental Data
Net assets, end of year (000)	$27,147,851	$17,924,896	$19,312,905		$19,353,884	$17,502,746

Portfolio turnover rate(e)	5%	5%	6%		4%	4%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	131

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 Growth ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$150.69	$151.33	$136.02	$113.76	$99.82

Net investment income(a)	1.54	1.72	1.69	1.55	1.44
Net realized and unrealized gain (loss)(b)	92.34	(0.62)	15.31	22.26	13.97

Net increase from investment operations	93.88	1.10	17.00	23.81	15.41

Distributions(c)
From net investment income	(1.52)	(1.74)	(1.69)	(1.55)	(1.47)

Total distributions	(1.52)	(1.74)	(1.69)	(1.55)	(1.47)

Net asset value, end of year	$243.05	$150.69	$151.33	$136.02	$113.76

Total Return
Based on net asset value	62.44%	0.68%	12.57%	21.02%	15.56%

Ratios to Average Net Assets
Total expenses	0.19%	0.19%	0.19%	0.20%	0.20%

Net investment income	0.72%	1.05%	1.17%	1.21%	1.38%

Supplemental Data
Net assets, end of year (000)	$63,155,924	$42,834,345	$42,729,330	$39,975,377	$34,304,520

Portfolio turnover rate(d)	14%	18%	12%	13%	14%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

132	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 Value ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19		Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$99.22	$123.48	$119.95		$114.90	$98.82

Net investment income(a)	2.69	3.14	2.86		2.67	2.49
Net realized and unrealized gain (loss)(b)	52.15	(23.93)	3.67		5.08	16.08

Net increase (decrease) from investment operations	54.84	(20.79)	6.53		7.75	18.57

Distributions(c)
From net investment income	(2.63)	(3.47)	(3.00)		(2.70)	(2.49)

Total distributions	(2.63)	(3.47)	(3.00)		(2.70)	(2.49)

Net asset value, end of year	$151.43	$99.22	$123.48		$119.95	$114.90

Total Return
Based on net asset value	55.84%	(17.30)%	5.53	%(d)	6.78%	18.96%

Ratios to Average Net Assets
Total expenses	0.19%	0.19%	0.19%		0.20%	0.20%

Net investment income	2.15%	2.46%	2.36%		2.23%	2.32%

Supplemental Data
Net assets, end of year (000)	$51,108,565	$31,175,791	$37,877,550		$36,217,697	$36,504,958

Portfolio turnover rate(e)	18%	16%	17%		15%	13%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	133

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$114.62	$153.10	$151.96	$137.69	$110.74

Net investment income(a)	1.73	1.83	1.89	1.79	1.78
Net realized and unrealized gain (loss)(b)	106.10	(38.22)	1.18	14.38	27.08

Net increase (decrease) from investment operations	107.83	(36.39)	3.07	16.17	28.86

Distributions(c)
From net investment income	(2.02)	(2.09)	(1.93)	(1.90)	(1.91)

Total distributions	(2.02)	(2.09)	(1.93)	(1.90)	(1.91)

Net asset value, end of year	$220.43	$114.62	$153.10	$151.96	$137.69

Total Return
Based on net asset value	94.67%	(24.04)%	2.01%	11.80%	26.25%

Ratios to Average Net Assets
Total expenses	0.19%	0.19%	0.19%	0.20%	0.20%

Net investment income	1.01%	1.19%	1.21%	1.23%	1.42%

Supplemental Data
Net assets, end of year (000)	$69,303,587	$32,602,673	$43,174,723	$41,918,598	$38,092,960

Portfolio turnover rate(d)	20%	18%	22%	16%	15%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

134	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Growth ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$158.74	$196.60	$190.63	$161.84	$132.79

Net investment income(a)	1.02	1.32	1.21	1.23	1.42
Net realized and unrealized gain (loss)(b)	141.60	(37.65)	6.04	28.91	29.18

Net increase (decrease) from investment operations	142.62	(36.33)	7.25	30.14	30.60

Distributions(c)
From net investment income	(1.18)	(1.53)	(1.28)	(1.35)	(1.55)

Total distributions	(1.18)	(1.53)	(1.28)	(1.35)	(1.55)

Net asset value, end of year	$300.18	$158.74	$196.60	$190.63	$161.84

Total Return
Based on net asset value	90.06%	(18.61)%	3.81%	18.68%	23.16%

Ratios to Average Net Assets
Total expenses	0.24%	0.24%	0.24%	0.24%	0.24%

Net investment income	0.42%	0.66%	0.61%	0.70%	0.96%

Supplemental Data
Net assets, end of year (000)	$12,082,282	$6,936,895	$9,171,566	$9,207,286	$7,630,839

Portfolio turnover rate(d)	35%	33%	35%	26%	28%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	135

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Value ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$82.34	$119.84	$122.00	$118.27	$93.28

Net investment income(a)	1.84	2.07	2.18	2.03	1.92
Net realized and unrealized gain (loss)(b)	77.01	(37.17)	(2.10)	3.93	25.16

Net increase (decrease) from investment operations	78.85	(35.10)	0.08	5.96	27.08

Distributions(c)
From net investment income	(2.05)	(2.40)	(2.24)	(2.23)	(2.09)

Total distributions	(2.05)	(2.40)	(2.24)	(2.23)	(2.09)

Net asset value, end of year	$159.14	$82.34	$119.84	$122.00	$118.27

Total Return
Based on net asset value	96.79%	(29.79)%	0.03%	5.06%	29.25%

Ratios to Average Net Assets
Total expenses	0.24%	0.24%	0.24%	0.24%	0.24%

Net investment income	1.57%	1.74%	1.73%	1.67%	1.79%

Supplemental Data
Net assets, end of year (000)	$16,319,316	$6,607,533	$9,107,939	$8,838,621	$8,787,608

Portfolio turnover rate(d)	28%	25%	26%	23%	24%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

136	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Russell Top 200	Diversified
Russell Top 200 Growth	Diversified
Russell Top 200 Value	Diversified
Russell 1000	Diversified
Russell 1000 Growth	Diversified
Russell 1000 Value	Diversified
Russell 2000	Diversified
Russell 2000 Growth	Diversified
Russell 2000 Value	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the statement of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statement of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts ) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

N O T E S T O F I N A N C I A L S T A T E M E N T S	137

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Short Positions: From time to time, in order to track the performance of its benchmark index, a fund may sell non-index securities that will be received through corporate actions occurring on the opening of market trading on the following business day. A fund may also experience temporary short positions due to the timing of portfolio securities trades and in-kind redemption transactions. Such short positions are valued consistent with how securities are valued as described under Investment Valuation

138	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

and Fair Value Measurements. The obligation to deliver the securities is recorded as a liability in the statement of assets and liabilities and is equal to the current fair value of the securities to be delivered. Any market fluctuations between the value of the obligation to sell these securities and the current fair value are reflected as unrealized appreciation (depreciation) in the statement of operations. Upon receipt of the securities related to the corporate actions or purchase of the securities related to the short position, a realized gain (loss) is recorded. Dividends or interest on securities sold short, if any, are reflected as an expense in the statement of operations. Details of the short positions, if any, are included in the schedule of investments.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA as of March 31, 2021:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Russell Top 200
Barclays Bank PLC	$129,398	$129,398		$—	$—
BNP Paribas Prime Brokerage International Ltd.	243,879	243,879		—	—

	$373,277	$373,277		$—	$—

Russell Top 200 Growth
Barclays Bank PLC	$572,011	$572,011		$—	$—
BNP Paribas Prime Brokerage International Ltd.	207,471	207,471		—	—
BofA Securities, Inc.	2,001,136	2,001,136		—	—
Goldman Sachs & Co.	8,315,025	7,938,670		—	(376,355	)(b)

	$11,095,643	$10,719,288		$—	$(376,355)

Russell Top 200 Value
Barclays Bank PLC	$140,826	$140,826		$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	139

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Russell 1000
Barclays Bank PLC	$9,649,749	$9,649,749		$—	$—
Barclays Capital Inc.	10,408,465	10,408,465		—	—
BMO Capital Markets	477,184	466,017		—	(11,167	)(b)
BNP Paribas Prime Brokerage International Ltd.	22,177,342	21,975,257		—	(202,085	)(b)
BNP Paribas Securities Corp.	9,953,327	9,953,327		—	—
BofA Securities, Inc.	8,084,398	8,084,398		—	—
Citadel Clearing LLC	1,533,012	1,506,092		—	(26,920	)(b)
Citigroup Global Markets Inc.	14,570,030	14,570,030		—	—
Credit Suisse Securities (USA) LLC	22,098,892	21,738,333		—	(360,559	)(b)
Deutsche Bank Securities Inc.	216,556	216,556		—	—
Goldman Sachs & Co.	32,264,926	32,264,926		—	—
HSBC Bank PLC	114,960	114,960		—	—
Jefferies LLC	2,362,652	2,357,214		—	(5,438	)(b)
JPMorgan Securities LLC	42,159,046	42,159,046		—	—
Morgan Stanley & Co. LLC	26,069,791	26,069,791		—	—
National Financial Services LLC	3,008,631	3,008,631		—	—
Nomura Securities International Inc.	80,407	80,407		—	—
Scotia Capital (USA) Inc.	795,247	789,954		—	(5,293	)(b)
SG Americas Securities LLC	6,734,554	6,734,554		—	—
State Street Bank & Trust Company	20,533,169	20,533,169		—	—
TD Prime Services LLC	5,979,077	5,979,077		—	—
UBS AG	8,874,955	8,773,505		—	(101,450	)(b)
UBS Securities LLC	4,088,729	4,088,729		—	—
Virtu Americas LLC	2,858,594	2,855,682		—	(2,912	)(b)
Wells Fargo Bank, National Association	8,633	8,633		—	—
Wells Fargo Securities LLC	3,342,838	3,342,838		—	—

	$258,445,164	$257,729,340		$—	$(715,824)

Russell 1000 Growth
Barclays Bank PLC	$48,001,283	$48,001,283		$—	$—
Barclays Capital Inc.	8,504,501	8,504,501		—	—
BMO Capital Markets	1,104,726	1,104,726		—	—
BNP Paribas Prime Brokerage International Ltd.	36,921,186	36,454,681		—	(466,505	)(b)
BNP Paribas Securities Corp.	39,057,727	39,057,727		—	—
BofA Securities, Inc.	8,654,907	8,654,907		—	—
Citadel Clearing LLC	144,782	142,203		—	(2,579	)(b)
Citigroup Global Markets Inc.	32,786,892	32,786,892		—	—
Credit Suisse Securities (USA) LLC	24,190,707	24,190,707		—	—
Deutsche Bank Securities Inc.	530,276	503,090		—	(27,186	)(b)
Goldman Sachs & Co.	254,089,229	249,384,599		—	(4,704,630	)(b)
HSBC Bank PLC	3,839,506	3,779,162		—	(60,344	)(b)
ING Financial Markets LLC	449,760	438,210		—	(11,550	)(b)
Jefferies LLC	5,348,932	5,300,874		—	(48,058	)(b)
JPMorgan Securities LLC	304,244,353	304,244,353		—	—
Morgan Stanley & Co. LLC	23,684,505	23,684,505		—	—
National Financial Services LLC	4,464,660	4,434,501		—	(30,159	)(b)
Pershing LLC	1,807	1,760		—	(47	)(b)
RBC Capital Markets LLC	563,483	550,964		—	(12,519	)(b)
Scotia Capital (USA) Inc.	432,076	429,682		—	(2,394	)(b)
SG Americas Securities LLC	20,698,385	20,698,385		—	—
State Street Bank & Trust Company	5,267,141	5,267,141		—	—
TD Prime Services LLC	1,716,015	1,716,015		—	—
UBS AG	107,993,818	106,170,085		—	(1,823,733	)(b)
UBS Securities LLC	29,660,209	28,838,293		—	(821,916	)(b)
Virtu Americas LLC	5,330,849	5,302,416		—	(28,433	)(b)
Wells Fargo Bank, National Association	10,945,593	10,945,593		—	—
Wells Fargo Securities LLC	8,835,091	8,627,012		—	(208,079	)(b)

	$987,462,399	$979,214,267		$—	$(8,248,132)

140	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Russell 1000 Value
Barclays Bank PLC	$18,177,199	$18,177,199		$—	$—
Barclays Capital Inc.	13,121,223	13,121,223		—	—
BNP Paribas Prime Brokerage International Ltd.	17,491,995	17,491,995		—	—
BNP Paribas Securities Corp.	8,715,004	8,715,004		—	—
BofA Securities, Inc.	8,950,722	8,950,722		—	—
Citadel Clearing LLC	394,982	388,198		—	(6,784	)(b)
Citigroup Global Markets Inc.	30,463,930	30,463,930		—	—
Credit Suisse Securities (USA) LLC	11,604,036	11,604,036		—	—
Deutsche Bank Securities Inc.	461,087	454,768		—	(6,319	)(b)
Goldman Sachs & Co.	91,702,377	91,702,377		—	—
HSBC Bank PLC	641,375	641,375		—	—
Jefferies LLC	2,410,765	2,410,765		—	—
JPMorgan Securities LLC	38,070,136	38,070,136		—	—
Morgan Stanley & Co. LLC	35,478,854	35,478,854		—	—
National Financial Services LLC	2,447,696	2,447,696		—	—
Nomura Securities International Inc.	4,767	4,767		—	—
RBC Capital Markets LLC	19,570	19,570		—	—
Scotia Capital (USA) Inc.	4,660,503	4,372,565		—	(287,938	)(b)
SG Americas Securities LLC	18,224,988	18,224,988		—	—
State Street Bank & Trust Company	2,158,329	2,158,329		—	—
UBS AG	9,879,541	9,879,541		—	—
UBS Securities LLC	15,995,882	15,995,882		—	—
Wells Fargo Bank, National Association	527,265	527,265		—	—
Wells Fargo Securities LLC	2,161,345	2,155,127		—	(6,218	)(b)

	$333,763,571	$333,456,312		$—	$(307,259)

Russell 2000
Barclays Bank PLC	$338,654,867	$335,837,732		$—	$(2,817,135	)(b)
Barclays Capital Inc.	107,550,975	106,762,357		—	(788,618	)(b)
BMO Capital Markets	1,771,119	1,771,119		—	—
BNP Paribas Prime Brokerage International Ltd.	557,471,708	555,931,930		—	(1,539,778	)(b)
BNP Paribas Securities Corp.	150,957,613	150,720,995		—	(236,618	)(b)
BofA Securities, Inc.	335,275,452	335,275,452		—	—
Citadel Clearing LLC	655,113	655,113		—	—
Citigroup Global Markets Inc.	417,526,857	414,737,113		—	(2,789,744	)(b)
Credit Suisse Securities (USA) LLC	176,036,092	174,771,039		—	(1,265,053	)(b)
Deutsche Bank Securities Inc.	51,337,014	51,337,014		—	—
Goldman Sachs & Co.	930,686,227	930,686,227		—	—
HSBC Bank PLC	36,370,795	36,370,795		—	—
Jefferies LLC	16,322,420	16,322,420		—	—
JPMorgan Securities LLC	1,075,276,884	1,075,276,884		—	—
Morgan Stanley & Co. LLC	808,330,847	803,383,966		—	(4,946,881	)(b)
National Financial Services LLC	201,475,746	201,475,746		—	—
Natixis Securities Americas LLC	8,389,785	8,389,785		—	—
Nomura Securities International Inc.	43,689,846	43,689,846		—	—
Pershing LLC	19,112,846	19,112,846		—	—
RBC Capital Markets LLC	2,707,738	2,707,738		—	—
Scotia Capital (USA) Inc.	8,015,910	7,707,260		—	(308,650	)(b)
SG Americas Securities LLC	17,925,324	17,925,324		—	—
State Street Bank & Trust Company	246,795,309	246,795,309		—	—
TD Prime Services LLC	33,464,984	33,342,751		—	(122,233	)(b)
UBS AG	221,918,882	219,383,220		—	(2,535,662	)(b)
UBS Securities LLC	78,959,788	78,959,788		—	—
Virtu Americas LLC	4,259,334	4,259,334		—	—
Wells Fargo Bank, National Association	1,725,299	1,719,415		—	(5,884	)(b)
Wells Fargo Securities LLC	75,853,033	75,853,033		—	—

	$5,968,517,807	$5,951,161,551		$—	$(17,356,256)

N O T E S T O F I N A N C I A L S T A T E M E N T S	141

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Russell 2000 Growth
Barclays Bank PLC	$70,114,961	$68,666,431		$—	$(1,448,530	)(b)
Barclays Capital Inc.	12,733,604	12,684,118		—	(49,486	)(b)
BMO Capital Markets	5,042,574	5,042,574		—	—
BNP Paribas Prime Brokerage International Ltd.	148,178,338	147,626,401		—	(551,937	)(b)
BNP Paribas Securities Corp.	15,130,790	15,068,744		—	(62,046	)(b)
BofA Securities, Inc.	104,959,921	103,338,053		—	(1,621,868	)(b)
Citadel Clearing LLC	2,561,519	2,561,519		—	—
Citigroup Global Markets Inc.	100,004,692	98,646,854		—	(1,357,838	)(b)
Credit Suisse Securities (USA) LLC	37,769,010	37,190,162		—	(578,848	)(b)
Deutsche Bank Securities Inc.	12,198,573	12,198,573		—	—
Goldman Sachs & Co.	315,568,477	311,034,623		—	(4,533,854	)(b)
HSBC Bank PLC	40,206,658	40,206,658		—	—
Jefferies LLC	1,354,002	1,354,002		—	—
JPMorgan Securities LLC	287,344,077	285,566,219		—	(1,777,858	)(b)
Morgan Stanley & Co. LLC	259,342,719	256,717,433		—	(2,625,286	)(b)
National Financial Services LLC	74,125,152	73,833,746		—	(291,406	)(b)
Natixis Securities Americas LLC	5,165,150	5,165,150		—	—
Nomura Securities International Inc.	1,247,240	1,247,240		—	—
Pershing LLC	354,870	354,870		—	—
RBC Capital Markets LLC	1,143,332	1,143,332		—	—
Scotia Capital (USA) Inc.	1,941,681	1,915,828		—	(25,853	)(b)
SG Americas Securities LLC	2,282,013	2,282,013		—	—
State Street Bank & Trust Company	53,307,314	52,729,748		—	(577,566	)(b)
TD Prime Services LLC	7,695,527	7,579,246		—	(116,281	)(b)
UBS AG	32,858,574	32,725,119		—	(133,455	)(b)
UBS Securities LLC	21,296,308	21,030,390		—	(265,918	)(b)
Virtu Americas LLC	1,975,694	1,975,694		—	—
Wells Fargo Bank, National Association	9,442,589	9,234,709		—	(207,880	)(b)
Wells Fargo Securities LLC	14,337,314	14,337,314		—	—

	$1,639,682,673	$1,623,456,763		$—	$(16,225,910)

Russell 2000 Value
Barclays Bank PLC	$34,325,228	$34,325,228		$—	$—
Barclays Capital Inc.	13,292,159	13,292,159		—	—
BMO Capital Markets	764,799	760,938		—	(3,861	)(b)
BNP Paribas Prime Brokerage International Ltd.	89,839,788	89,839,788		—	—
BNP Paribas Securities Corp.	492,492	492,492		—	—
BofA Securities, Inc.	59,134,435	59,134,435		—	—
Citigroup Global Markets Inc.	38,708,369	38,583,318		—	(125,051	)(b)
Credit Suisse Securities (USA) LLC	17,795,199	17,795,199		—	—
Deutsche Bank Securities Inc.	6,127,376	6,103,841		—	(23,535	)(b)
Goldman Sachs & Co.	191,876,976	191,876,976		—	—
HSBC Bank PLC	37,669,169	37,651,995		—	(17,174	)(b)
Jefferies LLC	3,387,548	3,387,548		—	—
JPMorgan Securities LLC	121,309,327	121,309,327		—	—
Morgan Stanley & Co. LLC	111,183,700	111,183,700		—	—
National Financial Services LLC	23,689,797	23,689,797		—	—
Nomura Securities International Inc.	2,945,076	2,945,076		—	—
Pershing LLC	3,404,934	3,388,566		—	(16,368	)(b)
RBC Capital Markets LLC	148,176	145,869		—	(2,307	)(b)
Scotia Capital (USA) Inc.	797,745	797,745		—	—
SG Americas Securities LLC	5,872,804	5,872,804		—	—
State Street Bank & Trust Company	53,323,254	53,051,531		—	(271,723	)(b)
TD Prime Services LLC	2,660,207	2,660,207		—	—
UBS AG	29,829,426	29,829,426		—	—
UBS Securities LLC	17,743,460	17,743,460		—	—
Wells Fargo Bank, National Association	676,707	676,707		—	—
Wells Fargo Securities LLC	29,082,411	29,082,411		—	—

	$896,080,562	$895,620,543		$—	$(460,019)

142	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statement of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statement of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

Russell Top 200	0.15%
Russell Top 200 Growth	0.20
Russell Top 200 Value	0.20
Russell 1000	0.15

For its investment advisory services to each of the iShares Russell 1000 Growth and iShares Russell 1000 Value ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $121 billion	0.2000%
Over $121 billion, up to and including $181 billion	0.1900
Over $181 billion, up to and including $231 billion	0.1805
Over $231 billion, up to and including $281 billion	0.1715
Over $281 billion	0.1630

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

For its investment advisory services to the iShares Russell 2000 ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

N O T E S T O F I N A N C I A L S T A T E M E N T S	143

Notes to Financial Statements  (continued)

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $46 billion	0.2000%
Over $46 billion, up to and including $81 billion	0.1900
Over $81 billion, up to and including $111 billion	0.1805
Over $111 billion, up to and including $141 billion	0.1715
Over $141 billion	0.1630

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

For its investment advisory services to each of the iShares Russell 2000 Growth and iShares Russell 2000 Value ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $46 billion	0.2500%
Over $46 billion, up to and including $81 billion	0.2375
Over $81 billion, up to and including $111 billion	0.2257
Over $111 billion, up to and including $141 billion	0.2144
Over $141 billion	0.2037

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, each Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

144	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended March 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Russell Top 200	$6,392
Russell Top 200 Growth	27,609
Russell Top 200 Value	7,556
Russell 1000	928,576
Russell 1000 Growth	2,115,823
Russell 1000 Value	1,280,233
Russell 2000	22,858,655
Russell 2000 Growth	6,436,729
Russell 2000 Value	3,354,154

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Russell Top 200	$19,224,765	$15,658,732	$(3,997,363)
Russell Top 200 Growth	145,981,088	188,479,321	(14,151,927)
Russell Top 200 Value	96,105,509	40,189,273	(5,500,340)
Russell 1000	391,326,691	355,173,107	(151,738,269)
Russell 1000 Growth	3,318,944,832	4,642,866,413	(101,750,958)
Russell 1000 Value	5,440,348,721	1,948,451,715	(260,572,627)
Russell 2000	950,019,530	2,498,003,320	(69,845,163)
Russell 2000 Growth	859,530,652	1,694,633,085	(404,589,233)
Russell 2000 Value	798,632,905	1,283,524,682	(80,929,777)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Russell Top 200	$35,077,521	$34,358,063
Russell Top 200 Growth	321,247,325	318,778,659
Russell Top 200 Value	129,176,538	126,867,697
Russell 1000	1,206,865,233	1,174,916,420
Russell 1000 Growth	8,245,486,998	8,194,018,971
Russell 1000 Value	7,208,656,193	7,069,428,526
Russell 2000	9,574,309,331	9,196,153,962
Russell 2000 Growth	3,485,315,714	3,452,520,678
Russell 2000 Value	3,052,510,540	2,753,049,638

N O T E S T O F I N A N C I A L S T A T E M E N T S	145

Notes to Financial Statements  (continued)

For the year ended March 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Russell Top 200	$402,710,189	$198,397,477
Russell Top 200 Growth	1,136,942,937	479,644,685
Russell Top 200 Value	533,916,474	49,745,504
Russell 1000	3,596,640,615	4,584,202,669
Russell 1000 Growth	8,158,156,688	13,565,806,997
Russell 1000 Value	9,560,651,512	5,836,391,338
Russell 2000	95,677,577,082	88,033,294,972
Russell 2000 Growth	2,563,614,760	3,294,189,559
Russell 2000 Value	5,697,217,981	2,755,955,186

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2021, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Russell Top 200	$75,965,328	$(75,965,328)
Russell Top 200 Growth	285,610,926	(285,610,926)
Russell Top 200 Value	15,253,955	(15,253,955)
Russell 1000	1,974,609,299	(1,974,609,299)
Russell 1000 Growth	8,392,498,003	(8,392,498,003)
Russell 1000 Value	1,534,361,235	(1,534,361,235)
Russell 2000	11,145,612,683	(11,145,612,683)
Russell 2000 Growth	1,039,307,254	(1,039,307,254)
Russell 2000 Value	769,715,323	(769,715,323)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/21	Year Ended 03/31/20

Russell Top 200
Ordinary income	$11,376,261	$5,858,711

Russell Top 200 Growth
Ordinary income	$23,069,276	$18,561,859

Russell Top 200 Value
Ordinary income	$17,442,740	$13,337,365

Russell 1000
Ordinary income	$354,009,239	$396,717,095

Russell 1000 Growth
Ordinary income	$411,316,899	$489,416,037

Russell 1000 Value
Ordinary income	$827,083,590	$1,068,613,061

Russell 2000
Ordinary income	$551,110,344	$601,223,892

Russell 2000 Growth
Ordinary income	$48,359,274	$69,128,809

146	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 03/31/21	Year Ended 03/31/20

Russell 2000 Value
Ordinary income	$177,203,668	$183,585,915

As of March 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

Russell Top 200	$95,835	$(10,254,466)	$180,873,598		$170,714,967
Russell Top 200 Growth	56,703	(73,641,477)	1,154,383,441		1,080,798,667
Russell Top 200 Value	288,184	(39,591,117)	223,952,057		184,649,124
Russell 1000	—	(613,444,581)	7,449,722,357		6,836,277,776
Russell 1000 Growth	15,922,032	(1,417,611,778)	26,809,145,219		25,407,455,473
Russell 1000 Value	8,128,467	(3,119,799,282)	9,962,372,516		6,850,701,701
Russell 2000	—	(8,500,766,227)	(2,725,268,038)		(11,226,034,265)
Russell 2000 Growth	—	(1,322,036,379)	2,771,856,739		1,449,820,360
Russell 2000 Value	—	(1,580,502,649)	2,970,761,744		1,390,259,095

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the characterization of corporate actions.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Russell Top 200	$684,955,541	$186,213,015	$(5,339,417)	$180,873,598
Russell Top 200 Growth	2,385,434,086	1,160,941,337	(6,557,896)	1,154,383,441
Russell Top 200 Value	929,233,195	226,206,560	(2,254,503)	223,952,057
Russell 1000	19,940,331,757	8,354,227,673	(904,505,316)	7,449,722,357
Russell 1000 Growth	37,317,432,462	27,073,762,625	(264,617,406)	26,809,145,219
Russell 1000 Value	41,432,003,972	11,379,674,243	(1,417,301,727)	9,962,372,516
Russell 2000	77,926,931,695	5,686,686,428	(8,411,954,466)	(2,725,268,038)
Russell 2000 Growth	10,959,624,082	3,432,742,526	(660,885,787)	2,771,856,739
Russell 2000 Value	14,244,748,250	3,553,091,012	(582,329,268)	2,970,761,744

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time.

N O T E S T O F I N A N C I A L S T A T E M E N T S	147

Notes to Financial Statements  (continued)

This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/21		Year Ended 03/31/20

iShares ETF	Shares	Amount	Shares	Amount

Russell Top 200
Shares sold	5,400,000	$403,904,934	3,650,000	$254,319,339
Shares redeemed	(2,250,000)	(198,913,477)	(900,000)	(57,580,953)

Net increase	3,150,000	$204,991,457	2,750,000	$196,738,386

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Notes to Financial Statements  (continued)

	Year Ended 03/31/21		Year Ended 03/31/20

iShares ETF	Shares	Amount	Shares	Amount

Russell Top 200 Growth
Shares sold	10,200,000	$1,139,281,886	6,050,000	$539,207,875
Shares redeemed	(3,900,000)	(480,521,529)	(2,850,000)	(247,804,356)

Net increase	6,300,000	$658,760,357	3,200,000	$291,403,519

Russell Top 200 Value
Shares sold	10,250,000	$537,424,577	3,250,000	$172,543,958
Shares redeemed	(950,000)	(50,118,590)	(2,500,000)	(136,298,627)

Net increase	9,300,000	$487,305,987	750,000	$36,245,331

Russell 1000
Shares sold	18,700,000	$3,608,974,020	30,800,000	$5,016,412,652
Shares redeemed	(23,950,000)	(4,611,910,842)	(27,000,000)	(4,498,522,758)

Net increase (decrease)	(5,250,000)	$(1,002,936,822)	3,800,000	$517,889,894

Russell 1000 Growth
Shares sold	39,800,000	$8,178,323,867	54,800,000	$8,714,895,410
Shares redeemed	(64,200,000)	(13,608,361,383)	(52,900,000)	(8,573,874,635)

Net increase (decrease)	(24,400,000)	$(5,430,037,516)	1,900,000	$141,020,775

Russell 1000 Value
Shares sold	72,300,000	$9,602,615,676	87,050,000	$10,568,414,563
Shares redeemed	(49,000,000)	(5,872,737,136)	(79,600,000)	(10,040,846,410)

Net increase	23,300,000	$3,729,878,540	7,450,000	$527,568,153

Russell 2000
Shares sold	598,650,000	$99,881,922,980	428,150,000	$63,174,663,583
Shares redeemed	(568,700,000)	(91,967,455,939)	(425,700,000)	(63,415,326,706)

Net increase (decrease)	29,950,000	$7,914,467,041	2,450,000	$(240,663,123)

Russell 2000 Growth
Shares sold	10,750,000	$2,590,349,644	13,300,000	$2,645,575,980
Shares redeemed	(14,200,000)	(3,330,461,784)	(16,250,000)	(3,194,266,009)

Net decrease	(3,450,000)	$(740,112,140)	(2,950,000)	$(548,690,029)

Russell 2000 Value
Shares sold	48,050,000	$6,188,984,235	27,050,000	$2,982,646,088
Shares redeemed	(25,750,000)	(2,990,244,755)	(22,800,000)	(2,737,322,093)

Net increase	22,300,000	$3,198,739,480	4,250,000	$245,323,995

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation seeks to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares Russell 1000 ETF and iShares Russell 1000 Value ETF received proceeds of $750,618 and $4,187,372, respectively, in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but are currently subject to an appeal which remains pending. The outcome of this appeal could result in new claims being brought against the Impacted Funds and/or previously dismissed claims being revived and subject to continuing litigation. The Impacted Funds intend to vigorously defend the Litigation.

N O T E S T O F I N A N C I A L S T A T E M E N T S	149

Notes to Financial Statements  (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Russell Top 200 ETF, iShares Russell Top 200 Growth ETF,

iShares Russell Top 200 Value ETF, iShares Russell 1000 ETF, iShares Russell 1000 Growth ETF,

iShares Russell 1000 Value ETF, iShares Russell 2000 ETF,

iShares Russell 2000 Growth ETF and iShares Russell 2000 Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Russell Top 200 ETF, iShares Russell Top 200 Growth ETF, iShares Russell Top 200 Value ETF, iShares Russell 1000 ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell 2000 ETF, iShares Russell 2000 Growth ETF and iShares Russell 2000 Value ETF (nine of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	151

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended March 31, 2021 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction

Russell Top 200	100.00%
Russell Top 200 Growth	100.00%
Russell Top 200 Value	100.00%
Russell 1000	97.53%
Russell 1000 Growth	100.00%
Russell 1000 Value	98.55%
Russell 2000	69.12%
Russell 2000 Growth	81.15%
Russell 2000 Value	72.26%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Dividend Income

Russell Top 200	$12,081,709
Russell Top 200 Growth	27,666,710
Russell Top 200 Value	18,498,021
Russell 1000	355,359,340
Russell 1000 Growth	498,895,405
Russell 1000 Value	860,346,188
Russell 2000	394,137,318
Russell 2000 Growth	39,938,266
Russell 2000 Value	135,163,868

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Business Income

Russell Top 200	$223,110
Russell Top 200 Growth	843,598
Russell Top 200 Value	193,250
Russell 1000	16,372,236
Russell 1000 Growth	17,964,906
Russell 1000 Value	41,415,064
Russell 2000	71,589,639
Russell 2000 Growth	4,769,708
Russell 2000 Value	25,974,536

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Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Russell Top 200 ETF, iShares Russell Top 200 Growth ETF, iShares Russell Top 200 Value ETF, iShares Russell 1000 ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell 2000 ETF, iShares Russell 2000 Growth ETF and iShares Russell 2000 Value ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 2, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and closures in certain countries and the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a Fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following enhancements to the Program: (1) certain single country emerging market ETFs were added to a $300 million credit agreement with State Street Bank and Trust Company; and (2) certain updates were made to the RATS and HLIM calculation methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	153

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

Russell Top 200(a)	$1.211070	$—	$0.005763	$1.216833	100%	—%	0	%(b)	100%
Russell Top 200 Growth(a)	0.903470	—	0.009055	0.912525	99	—	1		100
Russell Top 200 Value(a)	1.210296	—	0.001965	1.212261	100	—	0	(b)	100
Russell 1000(a)	2.828164	—	0.043962	2.872126	98	—	2		100
Russell 1000 Growth(a)	1.504673	—	0.016451	1.521124	99	—	1		100
Russell 1000 Value(a)	2.575882	—	0.049262	2.625144	98	—	2		100
Russell 2000(a)	1.870631	—	0.152161	2.022792	92	—	8		100
Russell 2000 Growth(a)	1.129309	—	0.047020	1.176329	96	—	4		100
Russell 2000 Value(a)	1.874050	—	0.180038	2.054088	91	—	9		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares Russell 1000 Value ETF and iShares Russell 2000 ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

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Supplemental Information (unaudited) (continued)

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares Russell 1000 Value ETF in respect of the Company’s financial year ending 31 December 2020 is USD 3.41 million. This figure is comprised of fixed remuneration of USD 1.59 million and variable remuneration of USD 1.82 million. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares Russell 1000 Value ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 555.76 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 44.86 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares Russell 2000 ETF in respect of the Company’s financial year ending 31 December 2020 is USD 4.55 million. This figure is comprised of fixed remuneration of USD 2.12 million and variable remuneration of USD 2.43 million. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares Russell 2000 ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 741.54 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 59.86 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	155

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 376 funds as of March 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

156	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	157

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

Complete Schedules of Portfolio Holdings

The complete schedules of investments in securities of unaffiliated issuers for certain iShares Funds in this report are also available without charge, upon request, by calling toll-free 1-800-474-2737.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

158	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	159

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE Russell, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-305-0321

MARCH 31, 2021

2021 Annual Report

iShares Trust

🌑	iShares Micro-Cap ETF | IWC | NYSE Arca

🌑	iShares Russell 1000 Pure U.S. Revenue ETF | AMCA | NASDAQ

🌑	iShares Russell 2500 ETF | SMMD | Cboe BZX

🌑	iShares Russell 3000 ETF | IWV | NYSE Arca

🌑	iShares Russell Mid-Cap ETF | IWR | NYSE Arca

🌑	iShares Russell Mid-Cap Growth ETF | IWP | NYSE Arca

🌑	iShares Russell Mid-Cap Value ETF | IWS | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2021 reflected a remarkable period of disruption and adaptation, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world instituted economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

As April 2020 began, stocks were near their lowest point since the beginning of the pandemic. However, a steady recovery began, as businesses started re-opening and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following the implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) was near all-time lows as the period began, reflecting a reduced investor appetite for risk. However, inflation concerns from a rapidly expanding economy raised yields late in the reporting period, leading to a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to positive returns for corporate bonds, particularly high-yield corporates, which gained substantially.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. In early 2021, President Biden signed one of the largest economic rescue packages in U.S. history, which should provide a solid tailwind for economic growth. In our view, inflation is likely to increase somewhat as the expansion continues, but moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion due to the change in Fed policy.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are neutral overall on credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.07%	56.35%

U.S. small cap equities (Russell 2000® Index)	48.05	94.85

International equities (MSCI Europe, Australasia, Far East Index)	20.08	44.57

Emerging market equities (MSCI Emerging Markets Index)	22.43	58.39

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.12

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.88)	(8.23)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.73)	0.71

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.46	5.29

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.35	23.65

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2021 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 62.53%. The reporting period began near the height of uncertainty surrounding the coronavirus pandemic, which drove equity prices to a multi-year low. However, stocks began to recover as the federal government took measures to adapt to the economic and public health impact of the novel coronavirus. Optimism about the growth outlook for the economy led to further advances, and stocks moved past pre-pandemic prices to reach all-time highs near the end of the reporting period.

The pandemic’s initial economic consequences were swift and far-reaching. Restrictions imposed to slow the virus’ spread resulted in extensive job losses, and the unemployment rate rose quickly, reaching 14.8% in April 2020. Consumer spending, an important engine of economic growth, decreased sharply as people spent more time at home. These disruptions led to a substantial economic contraction. The U.S. economy declined by an annualized 31.4% in the second quarter of 2020, the largest decline on record.

However, unprecedented fiscal stimulus began to reverse the downward economic momentum. Individuals began to receive direct payments in April 2020 as part of the U.S. $2.2 trillion CARES Act, and payments to support businesses that kept employees on payroll helped to stabilize the economy. Unemployment began to decline, decreasing each month between April 2020 and November 2020, while still remaining elevated compared to pre-pandemic levels. Equity prices rose in response to the improving economic outlook.

The U.S. Federal Reserve (“Fed”) also responded to the pandemic, maintaining short-term interest rates near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities. The Fed later widened its program to include directly purchasing corporate bonds for the first time, including high-yield bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy.

Fiscal and monetary stimulus, along with partial reopenings in many states, helped the economy rebound sharply in the second half of 2020. Economic growth picked up in the third quarter of 2020, with an annualized gain of 33.4%, as some previously shut-down parts of the economy resumed functioning. Growth moderated in the fourth quarter of 2020, rising by an annualized 4.3%.

In addition to the growing economy, stocks were boosted by the November 2020 news that several vaccines under development showed high effectiveness rates. Stocks also benefited from the results of the election in November 2020, which led to a change of administrations but made wide-reaching reforms less likely due to slim majorities in the U.S. Congress. Additional stimulus packages signed in December 2020 and March 2021 propelled further strong gains in equities, and many U.S. stock indexes touched all-time highs near the end of the reporting period.

Rising household wealth amid higher asset prices and the return to economic growth led analysts to expect that high savings and pent-up consumer demand will drive increased spending as the pandemic wanes. However, this also raised investors’ inflation expectations near the end of the reporting period. Additionally, the unequal nature of the recovery highlighted the difficulty many individuals still face, as total unemployment remained well below pre-pandemic levels, and 30% of Americans reported lower incomes as of February 2021.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Micro-Cap ETF

Investment Objective

The iShares Micro-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of micro-capitalization U.S. equities, as represented by the Russell MicroCap® Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	120.24%	17.98%	12.09%	120.24%	128.56%	213.13%
Fund Market	121.26	18.03	12.13	121.26	129.03	214.19
Index	120.33	18.10	12.20	120.33	129.70	216.30

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,628.00	$ 3.93		$ 1,000.00	$ 1,021.90	$ 3.02		0.60%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2021 (continued)	iShares® Micro-Cap ETF

Portfolio Management Commentary

Micro-capitalization U.S. stocks advanced sharply for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The healthcare sector contributed the most to the Index’s performance, supported by optimism surrounding the economic recovery and the development of new products. Pandemic-related restrictions led patients to make fewer doctor visits and delay elective procedures. However, analysts assessed that deferred demand for health services would lead to increased revenues as the economy continued to rebound. The biotechnology industry led the sector’s advance, gaining amid promising developments of new gene-editing technology and brisk sales of drugs for treating cartilage damage. The healthcare equipment and services industry also advanced, helped by strong sales of personal protective equipment.

The consumer discretionary sector bolstered the Index’s return, as fiscal stimulus payments and unemployment insurance supplements helped consumer spending partially recover from a sharp decline. Consumers increased savings and reduced credit card debt, which led to a surge in spending on nonessential items, benefiting the specialty retail industry. Similarly, consumer durables stocks gained as homebound consumers increased spending on home-related goods such as furniture and appliances in the second half of 2020.

The financials and information technology sectors were also strong contributors to the Index’s performance. Banks faced strong headwinds early in the pandemic amid concerns that widespread business failures would lead to significant loan losses, but rallied when the Fed backed credit markets and effective COVID-19 vaccines were developed and distributed, raising investors’ hopes for an economic rebound. The acceleration of trends in automation, cloud computing, and digitization drove information technology sector returns as business practices and limited face-to-face contact prompted many businesses to improve and expand their technology systems.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Health Care	26.4%
Financials	18.6
Consumer Discretionary	16.7
Information Technology	11.9
Industrials	11.8
Energy	3.2
Real Estate	3.1
Materials	3.1
Communication Services	2.8
Consumer Staples	1.8
Utilities	0.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

GameStop Corp., Class A	2.2%
Digital Turbine Inc.	1.4
Magnite Inc.	0.9
FuelCell Energy Inc.	0.9
Intellia Therapeutics Inc.	0.9
Riot Blockchain Inc.	0.7
Overstock.com Inc.	0.6
Silvergate Capital Corp., Class A	0.6
Owens & Minor Inc.	0.6
Maxar Technologies Inc.	0.6

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Russell 1000 Pure U.S. Revenue ETF

Investment Objective

The iShares Russell 1000 Pure U.S. Revenue ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies exhibiting higher domestic sales as a proportion of the company’s total sales relative to other large- and mid-capitalization U.S. equities, as represented by the Russell 1000® Pure Domestic Exposure Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	55.62%	11.95%	55.62%	50.94%
Fund Market	56.05	12.02	56.05	51.29
Index	55.99	12.14	55.99	51.84

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/8/17. The first day of secondary market trading was 8/10/17.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,254.20	$ 0.90		$ 1,000.00	$ 1,024.10	$ 0.81		0.16%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2021 (continued)	iShares® Russell 1000 Pure U.S. Revenue ETF

Portfolio Management Commentary

Domestically focused large- and mid-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The financials sector, which is closely tied to the strength of the broader economy, was the leading contributor to the Index’s performance. Within the sector, banks were the leading contributors. In the wake of the coronavirus pandemic, bank stocks faced headwinds amid concerns that widespread business failures would lead to significant loan losses. However, bank stocks rallied when the Fed backed credit markets and effective COVID-19 vaccines were developed and distributed, raising investors’ hopes for an economic rebound. Late in the reporting period, higher long-term bond yields and a steepening yield curve (a graphical representation of U.S. Treasury rates at different maturities) also pointed to a strengthening economy, further supporting bank stocks.

The consumer discretionary sector also contributed significantly to the Index’s return, rebounding strongly after a decline early in the pandemic. Fiscal stimulus payments and unemployment insurance supplements helped consumer spending partially recover from a sharp decline in the second quarter of 2020. Retailers, which were particularly pressured by pandemic-related restrictions, recovered to post strong gains amid COVID-19 vaccination programs and an improving economy. Consumers increased savings and reduced credit card debt amid the pandemic, which led to a surge in spending on nonessential items, benefiting the specialty retail industry.

The healthcare sector also contributed to the Index’s performance. Optimism surrounding the economic recovery and the development of new products offset a decline in healthcare spending as pandemic-related restrictions led patients to delay doctor visits and elective procedures. Additionally, U.S. election results suggest disruption from legislative changes would be unlikely, further supporting the sector.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	21.3%
Consumer Discretionary	14.7
Health Care	13.0
Utilities	10.4
Industrials	9.5
Communication Services	9.0
Real Estate	8.3
Information Technology	5.7
Consumer Staples	3.4
Energy	3.2
Materials	1.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

UnitedHealth Group Inc.	4.2%
Home Depot Inc. (The)	3.9
Bank of America Corp.	3.5
Verizon Communications Inc.	2.9
AT&T Inc.	2.6
Wells Fargo & Co.	1.8
NextEra Energy Inc.	1.8
Union Pacific Corp.	1.7
Lowe’s Companies Inc.	1.6
Target Corp.	1.2

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Russell 2500 ETF

Investment Objective

The iShares Russell 2500 ETF (the “Fund”) seeks to track the investment results of an index composed of mid- and small-capitalization U.S. equities, as represented by the Russell 2500TM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	89.71%	15.35%	89.71%	70.53%
Fund Market	89.77	15.37	89.77	70.63
Index	89.40	15.34	89.40	70.37

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/6/17. The first day of secondary market trading was 7/7/17.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,413.50	$ 0.42		$ 1,000.00	$ 1,024.60	$ 0.35		0.07%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2021 (continued)	iShares® Russell 2500 ETF

Portfolio Management Commentary

Mid- and small-capitalization U.S. stocks advanced sharply for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The consumer discretionary sector contributed the most to the Index’s return, as fiscal stimulus payments and unemployment insurance supplements helped consumer spending partially recover. Retailers, which were particularly pressured by the onset of the pandemic and related restrictions, posted strong gains amid a mass COVID-19 vaccination program and an improving economy. Consumers increased savings and reduced credit card debt amid the pandemic, which led to a surge in spending on nonessential items, benefiting the specialty retail industry.

The information technology sector also bolstered the Index’s return, as pandemic-related restrictions accelerated the adoption of technology products and services, leading to solid earnings growth for the sector. The transition to remote work and school drove demand for cloud computing and business-oriented infrastructure and security software, supporting a solid advance in the software and services industry.

The ongoing economic recovery also helped the economically sensitive industrials sector, which was a solid contributor to the Index’s return. The capital goods industry was the primary source of strength amid a rebound in industrial production, although manufacturing output remained below pre-pandemic levels. Strong consumer demand for manufactured goods, including automobiles, helped support U.S. manufacturers.

The financials and healthcare sectors also contributed to the Index’s performance. Bank stocks rallied when the Fed backed credit markets and effective COVID-19 vaccines were developed and distributed, raising investors’ hopes for an economic rebound. The healthcare sector advanced as optimism surrounding the economic recovery and the development of new products offset an earlier decline in healthcare spending.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Investment Companies	44.9%
Information Technology	10.6
Industrials	9.2
Financials	7.4
Consumer Discretionary	7.3
Health Care	6.0
Real Estate	4.9
Materials	3.5
Communication Services	1.8
Consumer Staples	1.7
Utilities	1.4
Energy	1.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

iShares Russell 2000 ETF	44.9%
Etsy Inc.	0.4
Teradyne Inc.	0.3
Generac Holdings Inc.	0.3
Trimble Inc.	0.3
HubSpot Inc.	0.3
Zillow Group Inc., Class C	0.3
Horizon Therapeutics PLC	0.3
Enphase Energy Inc.	0.3
Catalent Inc.	0.3

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Russell 3000 ETF

Investment Objective

The iShares Russell 3000 ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of U.S. equities, as represented by the Russell 3000® Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	62.21%	16.44%	13.60%	62.21%	114.02%	257.80%
Fund Market	62.26	16.44	13.60	62.26	114.07	257.94
Index	62.53	16.64	13.79	62.53	115.87	263.95

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,218.40	$ 1.11		$ 1,000.00	$ 1,023.90	$ 1.01		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2021 (continued)	iShares® Russell 3000 ETF

Portfolio Management Commentary

The broad-based U.S. stock market advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The information technology sector was the leading contributor to the Index’s return, as the coronavirus pandemic disrupted normal business practices and limited face-to-face contact, prompting a rebound in both consumer and business information technology systems. Demand for cloud computing and business-oriented infrastructure and security software grew rapidly, supporting a solid advance in the software and services industry. The technology hardware and equipment industry also advanced, as the transition to remote work and school drove purchases of personal computers and peripherals and heightened demand for data storage equipment.

The consumer discretionary sector also posted strong gains, as fiscal stimulus payments and unemployment insurance supplements helped consumer spending partially recover from a sharp decline in the second quarter of 2020. Retailers, which were particularly pressured by pandemic-related restrictions, recovered to post strong gains amid vaccination programs and an improving economy. Internet and direct marketing retailers benefited from an increase in online shopping amid restrictions.

The financials sector contributed notably to the Index’s performance. Bank stocks rallied as the Fed backed credit markets and vaccines raised hopes for an economic rebound. Late in the reporting period, long-term bond yields rose, pointing to a strengthening economy. Investment banking and brokerage companies gained, as higher trading revenues amid a surge in equity trading volume boosted profit margins.

The ongoing economic recovery helped the economically sensitive industrials sector, which also bolstered the Index’s return. The capital goods industry advanced amid a rebound in industrial production, although manufacturing output remained below pre-pandemic levels. Strong consumer demand for manufactured goods helped support U.S. manufacturers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	25.7%
Health Care	13.5
Consumer Discretionary	12.3
Financials	11.7
Communication Services	10.0
Industrials	9.8
Consumer Staples	5.6
Real Estate	3.3
Materials	2.9
Energy	2.6
Utilities	2.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Apple Inc.	4.8%
Microsoft Corp.	4.4
Amazon.com Inc.	3.3
Facebook Inc., Class A	1.8
Alphabet Inc., Class A	1.6
Alphabet Inc., Class C	1.5
Tesla Inc.	1.3
Berkshire Hathaway Inc., Class B	1.2
JPMorgan Chase & Co.	1.2
Johnson & Johnson	1.1

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Russell Mid-Cap ETF

Investment Objective

The iShares Russell Mid-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities, as represented by the Russell MidCap® Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	73.38%	14.50%	12.30%	73.38%	96.82%	218.97%
Fund Market	73.34	14.51	12.30	73.34	96.85	219.05
Index	73.64	14.67	12.47	73.64	98.31	223.79

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,295.80	$ 1.09		$ 1,000.00	$ 1,024.00	$ 0.96		0.19%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2021 (continued)	iShares® Russell Mid-Cap ETF

Portfolio Management Commentary

Mid-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The information technology sector was the leading contributor to the Index’s return, benefiting from the acceleration of trends in automation, cloud computing, and digitization. The coronavirus pandemic disrupted normal business practices and limited face-to-face contact, prompting a rebound in both consumer and business information technology spending. The accelerated adoption of technology products and services led to solid earnings growth for the sector. With 42% of the U.S. labor force working from home due to pandemic restrictions, demand for cloud computing and business-oriented infrastructure and security software grew rapidly, supporting a solid advance in the software and services industry.

The ongoing economic recovery helped the economically sensitive industrials sector, which was a solid contributor to the Index’s return. The capital goods industry was the primary source of strength amid a rebound in industrial production, although manufacturing output remained below pre-pandemic levels. Strong consumer demand for manufactured goods, including automobiles, helped support U.S. manufacturers.

The consumer discretionary sector contributed meaningfully to the Index’s return, as fiscal stimulus payments and unemployment insurance supplements helped consumer spending partially recover, bolstering retailers. Consumers increased savings and reduced credit card debt amid the pandemic, which led to a surge in spending on nonessential items, benefiting the specialty retail industry.

The financials sector, which is closely tied to the strength of the broader economy, also contributed to the Index’s performance. Bank advanced when the Fed backed credit markets and effective COVID-19 vaccines raised investors’ hopes for an economic rebound. Capital markets companies benefited from higher investment advisory fees and trading revenues amid elevated equity trading volume.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	18.8%
Industrials	15.8
Health Care	12.2
Consumer Discretionary	12.1
Financials	11.8
Real Estate	7.1
Materials	5.8
Communication Services	4.9
Utilities	4.8
Consumer Staples	3.7
Energy	3.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

KLA Corp.	0.5%
Twitter Inc.	0.5
Twilio Inc., Class A	0.5
Ford Motor Co.	0.5
Freeport-McMoRan Inc.	0.5
Johnson Controls International PLC	0.4
Align Technology Inc.	0.4
IDEXX Laboratories Inc.	0.4
HP Inc.	0.4
Parker-Hannifin Corp.	0.4

(a)	Excludes money market funds.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Russell Mid-Cap Growth ETF

Investment Objective

The iShares Russell Mid-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the Russell MidCap® Growth Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	68.27%	18.13%	13.88%	68.27%	130.05%	266.96%
Fund Market	68.42	18.15	13.89	68.42	130.21	267.13
Index	68.61	18.39	14.11	68.61	132.54	274.42

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,182.10	$ 1.25		$ 1,000.00	$ 1,023.80	$ 1.16		0.23%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	15

Fund Summary as of March 31, 2021 (continued)	iShares® Russell Mid-Cap Growth ETF

Portfolio Management Commentary

Growth-oriented mid-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The information technology sector was the leading contributor to the Index’s return, benefiting from the acceleration of trends in automation, cloud computing, and digitization. The coronavirus pandemic disrupted normal business practices and limited face-to-face contact, prompting many businesses to improve and expand their technology systems. Combined with a rebound in both consumer and business information technology spending, the accelerated adoption of technology products and services led to solid earnings growth for the sector. With 42% of the U.S. labor force working from home due to pandemic restrictions, demand for cloud computing and business-oriented infrastructure and security software grew rapidly, supporting a solid advance in the software and services industry. The semiconductors and semiconductor equipment industry also posted gains, as strong demand led to a semiconductor shortage and boosted revenues of chip makers.

The healthcare sector was another notable contributor, as optimism surrounding the economic recovery and the development of new products offset a decline in healthcare spending, particularly early in the pandemic. Healthcare equipment makers led contributions for the industry. Companies providing veterinary diagnostic services advanced amid an increase in pet ownership by consumers staying at home during the pandemic’s closures.

The consumer discretionary sector also contributed, rebounding strongly as fiscal stimulus payments and unemployment insurance supplements supported increased consumer spending. Retailers, which were particularly pressured by pandemic-related restrictions, recovered to post strong gains amid a mass COVID-19 vaccination program and an improving economy. Consumers increased savings and reduced credit card debt which benefited the specialty retail industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	37.4%
Health Care	21.7
Industrials	12.1
Consumer Discretionary	11.1
Communication Services	6.3
Consumer Staples	3.6
Financials	3.4
Materials	2.1
Real Estate	1.7
Other (each representing less than 1%)	0.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

KLA Corp.	1.5%
Align Technology Inc.	1.3
IDEXX Laboratories Inc.	1.2
Twilio Inc., Class A	1.2
Chipotle Mexican Grill Inc.	1.2
Cadence Design Systems Inc.	1.1
Moderna Inc.	1.1
DocuSign Inc.	1.1
Spotify Technology SA	1.1
O’Reilly Automotive Inc.	1.1

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Russell Mid-Cap Value ETF

Investment Objective

The iShares Russell Mid-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Russell MidCap® Value Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	73.40%	11.38%	10.83%	73.40%	71.41%	179.74%
Fund Market	73.56	11.41	10.85	73.56	71.64	180.06
Index	73.76	11.60	11.05	73.76	73.09	185.35

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 19 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,359.90	$ 1.35		$ 1,000.00	$ 1,023.80	$ 1.16		0.23%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 19 for more information.

F U N D S U M M A R Y	17

Fund Summary as of March 31, 2021 (continued)	iShares® Russell Mid-Cap Value ETF

Portfolio Management Commentary

Value-oriented, mid-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The ongoing economic recovery helped the economically sensitive industrials sector, which contributed the most to the Index’s return. The capital goods industry was the primary source of strength amid a rebound in industrial production, although manufacturing output remained below pre-pandemic levels. Optimism about continued economic growth led to the highest levels of business confidence in more than 35 years. Strong consumer demand for manufactured goods, including automobiles, helped support U.S. manufacturers.

The financials sector, which is closely tied to the strength of the broader economy, also contributed significantly to the Index’s return. Within the sector, diversified financials stocks benefited from higher investment advisory fees and trading revenues of capital markets companies amid elevated equity trading volume. Bank stocks also advanced as the Fed backed credit markets and effective COVID-19 vaccines were developed and distributed, raising investors’ hopes for an economic rebound.

Consumer discretionary companies also supported performance, rebounding strongly as fiscal stimulus payments and unemployment insurance supplements supported increased consumer spending. Consumer durables stocks gained as homebound consumers increased spending on home-related goods such as furniture and appliances in the second half of 2020. Retailers, which were particularly pressured by pandemic-related restrictions, recovered to post strong gains amid a mass COVID-19 vaccination program and an improving economy. The information technology sector also contributed, led by the technology hardware and equipment industry, as the transition to remote work and school drove purchases of personal computers and peripherals and heightened demand for equipment related to data storage.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Industrials	17.7%
Financials	16.0
Consumer Discretionary	12.5
Real Estate	9.8
Information Technology	9.5
Materials	7.7
Health Care	7.4
Utilities	7.2
Communication Services	4.2
Energy	4.2
Consumer Staples	3.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Twitter Inc.	0.7%
Ford Motor Co.	0.7
Freeport-McMoRan Inc.	0.7
Johnson Controls International PLC	0.6
HP Inc.	0.6
Parker-Hannifin Corp.	0.6
Trane Technologies PLC	0.6
Cummins Inc.	0.6
Aptiv PLC	0.5
Prudential Financial Inc.	0.5

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	19

Schedule of Investments March 31, 2021	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.3%
Air Industries Group(a)(b)	76,093	$111,857
Astronics Corp.(a)	66,684	1,202,979
CPI Aerostructures Inc.(a)(b)	32,579	147,909
Ducommun Inc.(a)	30,277	1,816,620
Innovative Solutions & Support Inc.	36,213	228,866
Maxar Technologies Inc.	198,793	7,518,351
National Presto Industries Inc.	14,356	1,465,317
Park Aerospace Corp.	56,664	749,098
Triumph Group Inc.	144,277	2,651,811
Vectrus Inc.(a)	32,359	1,729,265

		17,622,073

Air Freight & Logistics — 0.2%
Echo Global Logistics Inc.(a)	66,924	2,102,083
Radiant Logistics Inc.(a)	115,478	802,572

		2,904,655

Airlines — 0.1%
Mesa Air Group Inc.(a)	95,967	1,290,756

Auto Components — 0.8%
Cooper-Standard Holdings Inc.(a)	46,859	1,701,919
Horizon Global Corp.(a)	51,264	529,557
Modine Manufacturing Co.(a)(b)	141,395	2,088,404
Motorcar Parts of America Inc.(a)(b)	52,747	1,186,808
Stoneridge Inc.(a)	72,850	2,317,358
Strattec Security Corp.	10,802	506,614
Superior Industries International Inc.(a)	71,459	405,887
Unique Fabricating Inc.(a)(b)	21,596	128,496
XPEL Inc.(a)	46,704	2,425,339

		11,290,382

Automobiles — 0.3%
Arcimoto Inc.(a)(b)	46,117	610,128
Workhorse Group Inc.(a)(b)	262,542	3,615,203

		4,225,331

Banks — 12.9%
1st Constitution Bancorp.	28,004	493,150
ACNB Corp.	24,555	719,461
Affinity Bancshares Inc.(a)	8,400	101,808
Allegiance Bancshares Inc.	49,416	2,003,325
Altabancorp	45,552	1,915,006
Amalgamated Financial Corp.	39,303	652,037
Amerant Bancorp Inc.(a)(b)	65,052	1,208,016
American National Bankshares Inc.	30,994	1,024,972
American River Bankshares, Class A(b)	17,683	288,410
AmeriServ Financial Inc.	53,241	216,158
Ames National Corp.	25,739	658,404
Arrow Financial Corp.	39,268	1,308,017
Atlantic Capital Bancshares Inc.(a)	57,852	1,394,233
Bancorp. Inc. (The)(a)	144,933	3,003,012
Bank First Corp.	18,186	1,363,768
Bank of Commerce Holdings	48,260	615,315
Bank of Marin Bancorp., Class A	38,661	1,513,965
Bank of Princeton (The)	15,558	445,270
Bank7 Corp.(b)	8,915	156,993
BankFinancial Corp.	42,269	436,216
Bankwell Financial Group Inc.	19,351	521,509
Bar Harbor Bankshares	42,208	1,241,759
Baycom Corp.(a)	32,239	580,947
BCB Bancorp. Inc.	42,637	588,391

Security	Shares	Value

Banks (continued)
Blue Ridge Bankshares Inc.	13,909	$305,163
Bryn Mawr Bank Corp.	56,303	2,562,350
Business First Bancshares Inc.	55,012	1,316,437
Byline Bancorp Inc.	70,443	1,489,869
C&F Financial Corp.	8,356	370,087
California Bancorp Inc.(a)(b)	22,229	395,898
Cambridge Bancorp	18,509	1,560,679
Camden National Corp.	42,880	2,052,237
Capital Bancorp Inc./MD(a)(b)	23,389	451,174
Capital City Bank Group Inc.	39,280	1,022,066
Capstar Financial Holdings Inc.	48,952	844,422
Carter Bankshares Inc.(a)	64,767	904,147
CB Financial Services Inc.	14,686	325,001
CBTX Inc.	50,704	1,557,627
Central Valley Community Bancorp.	31,578	581,351
Century Bancorp. Inc./MA, Class A, NVS	8,297	774,193
Chemung Financial Corp.	9,703	405,779
ChoiceOne Financial Services Inc.	21,179	509,355
Citizens & Northern Corp.	38,810	922,902
Citizens Community Bancorp. Inc./WI	32,825	407,358
Citizens Holding Co.	4,237	84,316
Civista Bancshares Inc.	47,157	1,081,782
CNB Financial Corp./PA	43,420	1,068,566
Coastal Financial Corp./WA(a)	26,026	682,402
Codorus Valley Bancorp. Inc.	27,844	512,608
Colony Bankcorp Inc.	25,306	394,774
Community Bankers Trust Corp.	67,820	598,172
Community Financial Corp. (The)	14,978	512,997
Community Trust Bancorp. Inc.	45,656	2,010,234
ConnectOne Bancorp. Inc.	105,597	2,676,884
County Bancorp. Inc.	15,148	363,098
CrossFirst Bankshares Inc.(a)(b)	135,890	1,873,923
Customers Bancorp. Inc.(a)(b)	77,564	2,468,086
Dime Community Bancshares Inc.	97,878	2,950,043
Eagle Bancorp. Montana Inc.	19,361	470,860
Enterprise Bancorp. Inc./MA	26,112	849,162
Equity Bancshares Inc., Class A(a)(b)	40,930	1,121,482
Esquire Financial Holdings Inc.(a)	21,498	490,369
Evans Bancorp. Inc.	14,332	485,711
Farmers & Merchants Bancorp. Inc./Archbold OH	26,457	665,129
Farmers National Banc Corp.	77,202	1,289,273
Fidelity D&D Bancorp. Inc.	910	55,965
Financial Institutions Inc.	45,460	1,376,983
First Bancorp. Inc. (The)	29,402	858,244
First Bancshares Inc. (The)	58,899	2,156,292
First Bank/Hamilton NJ	48,118	585,596
First Business Financial Services Inc.	24,171	597,749
First Capital Inc.	910	44,326
First Choice Bancorp	30,643	744,931
First Community Bankshares Inc.	50,830	1,524,392
First Community Corp./SC	21,629	431,499
First Financial Corp./IN	40,307	1,814,218
First Financial Northwest Inc.	25,854	368,420
First Foundation Inc.	113,351	2,659,214
First Guaranty Bancshares Inc.	11,641	208,490
First Internet Bancorp.	26,966	950,012
First Mid Bancshares Inc.	42,169	1,852,484
First Northwest Bancorp	27,264	453,128
First of Long Island Corp. (The)	67,226	1,428,552
First U.S. Bancshares Inc.	16,685	155,171

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
First United Corp.	20,612	$363,183
First Western Financial Inc.(a)	18,745	468,812
Flushing Financial Corp.	83,838	1,779,881
FNCB Bancorp Inc.	51,458	387,993
Franklin Financial Services Corp.	11,092	345,849
FVCBankcorp Inc.(a)(b)	34,884	604,191
German American Bancorp. Inc.	69,814	3,226,803
Great Southern Bancorp. Inc.	32,473	1,840,245
Guaranty Bancshares Inc./TX	23,324	857,157
Hanmi Financial Corp.	75,427	1,488,175
Harborone Bancorp. Inc.	150,575	2,028,245
Hawthorn Bancshares Inc.	15,887	338,234
HBT Financial Inc.	30,203	517,075
Heritage Commerce Corp.	165,217	2,018,952
HomeTrust Bancshares Inc.	45,778	1,114,694
Horizon Bancorp Inc./IN	123,724	2,298,792
Howard Bancorp. Inc.(a)	40,311	662,713
Independent Bank Corp./MI	62,005	1,465,798
Investar Holding Corp.	30,232	621,268
Lakeland Bancorp. Inc.	142,122	2,477,186
Landmark Bancorp. Inc./Manhattan KS	13,025	344,121
LCNB Corp.	36,697	642,198
Level One Bancorp. Inc.	15,939	410,907
Limestone Bancorp. Inc.(a)(b)	16,003	253,648
Macatawa Bank Corp.	83,909	834,895
Mackinac Financial Corp.	27,636	387,457
MainStreet Bancshares Inc.(a)	19,737	409,740
Malvern Bancorp. Inc.(a)(b)	22,976	427,813
Mercantile Bank Corp.	46,985	1,525,603
Meridian Corp.	15,814	411,164
Metrocity Bankshares Inc.	50,195	771,999
Metropolitan Bank Holding Corp.(a)	20,081	1,011,279
Mid Penn Bancorp. Inc.	18,311	490,918
Middlefield Banc Corp.	18,201	381,493
Midland States Bancorp. Inc.	60,026	1,665,121
MidWestOne Financial Group Inc.	42,797	1,325,423
MVB Financial Corp.	26,325	889,785
National Bankshares Inc.	16,711	593,408
Nicolet Bankshares Inc.(a)(b)	26,388	2,202,342
Northeast Bank	19,330	510,119
Northrim Bancorp. Inc.	17,568	746,816
Norwood Financial Corp.	15,669	416,952
Ohio Valley Banc Corp.	10,826	262,855
Old Second Bancorp. Inc.	86,060	1,136,853
Origin Bancorp Inc.	62,474	2,649,522
Orrstown Financial Services Inc.	32,519	725,174
Pacific Mercantile Bancorp.(a)	59,691	531,250
Parke Bancorp. Inc.	32,294	645,557
Partners Bancorp.	33,641	245,916
PCB Bancorp	36,119	541,785
Peapack Gladstone Financial Corp.	52,436	1,619,224
Penns Woods Bancorp. Inc.	20,846	502,180
Peoples Bancorp. Inc./OH	53,305	1,768,127
Peoples Bancorp. of North Carolina Inc.	12,642	298,857
Peoples Financial Services Corp.	19,944	842,435
Plumas Bancorp.	14,567	426,085
Preferred Bank/Los Angeles CA	34,935	2,224,661
Premier Financial Bancorp. Inc.	37,724	701,289
Primis Financial Corp., NVS	59,168	860,303
Professional Holding Corp., Class A(a)	32,698	600,662

Security	Shares	Value

Banks (continued)
QCR Holdings Inc.	43,047	$2,032,679
RBB Bancorp	49,371	1,000,750
Red River Bancshares Inc.	14,466	810,241
Reliant Bancorp Inc.	43,531	1,250,210
Republic Bancorp. Inc./KY, Class A	28,695	1,270,902
Republic First Bancorp. Inc.(a)	124,878	470,790
Richmond Mutual Bancorp. Inc.	38,882	527,240
Riverview Financial Corp.	26,531	277,249
SB Financial Group Inc.	20,289	370,477
Select Bancorp. Inc.(a)	48,687	538,965
Shore Bancshares Inc.	33,903	577,029
Sierra Bancorp	41,034	1,099,711
Silvergate Capital Corp., Class A(a)(b)	54,419	7,736,749
SmartFinancial Inc.	42,186	913,327
South Plains Financial Inc.	31,271	710,477
Southern First Bancshares Inc.(a)	21,530	1,009,326
Spirit of Texas Bancshares Inc.	37,665	840,306
Stock Yards Bancorp. Inc.	58,168	2,970,058
Summit Financial Group Inc.	33,991	902,461
TriState Capital Holdings Inc.(a)	78,359	1,806,959
Triumph Bancorp. Inc.(a)	58,828	4,552,699
United Security Bancshares/Fresno CA	41,569	340,450
Unity Bancorp. Inc.	22,892	503,624
Univest Financial Corp.	83,889	2,398,387
Washington Trust Bancorp. Inc.	48,925	2,525,998
West Bancorp. Inc.	47,897	1,153,839

		178,855,859

Beverages — 0.4%
Celsius Holdings Inc.(a)(b)	100,868	4,846,707
NewAge Inc.(a)(b)	267,218	764,244

		5,610,951

Biotechnology — 13.9%
89bio Inc.(a)	23,897	565,881
Abeona Therapeutics Inc.(a)	172,385	324,084
Acorda Therapeutics Inc.(a)(b)	22,640	110,257
Adamas Pharmaceuticals Inc.(a)	69,153	331,934
Adicet Bio Inc.(a)	38,771	507,125
ADMA Biologics Inc.(a)(b)	187,699	330,350
Aeglea BioTherapeutics Inc.(a)	129,072	1,022,250
Affimed NV(a)	315,573	2,496,182
Agenus Inc.(a)	441,923	1,202,031
AIM ImmunoTech Inc.(a)(b)	114,228	259,298
Akero Therapeutics Inc.(a)(b)	37,899	1,099,450
Albireo Pharma Inc.(a)(b)	47,425	1,671,731
Aldeyra Therapeutics Inc.(a)	106,704	1,267,644
Aligos Therapeutics Inc.(a)(b)	29,386	668,238
Allena Pharmaceuticals Inc.(a)(b)	88,138	122,512
Alpine Immune Sciences Inc.(a)(b)	14,537	154,092
Altimmune Inc.(a)	92,064	1,300,864
Anavex Life Sciences Corp.(a)(b)	163,349	2,442,068
Anika Therapeutics Inc.(a)	39,169	1,597,704
Anixa Biosciences Inc.(a)(b)	61,803	289,238
Applied Genetic Technologies Corp./DE(a)	120,011	608,456
Aprea Therapeutics Inc.(a)(b)	20,823	106,197
Aptinyx Inc., Class A(a)(b)	98,093	294,279
AquaBounty Technologies Inc.(a)	113,017	757,214
Aravive Inc.(a)	34,399	226,689
Arbutus Biopharma Corp.(a)	182,354	607,239
Arcturus Therapeutics Holdings Inc.(a)(b)	56,471	2,332,252

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2021	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Ardelyx Inc.(a)	209,492	$1,386,837
Aridis Pharmaceuticals Inc.(a)(b)	19,487	114,973
Armata Pharmaceuticals Inc.(a)	38,447	183,777
Assembly Biosciences Inc.(a)	87,471	402,367
Athersys Inc.(a)(b)	498,239	896,830
Atreca Inc., Class A(a)(b)	80,824	1,239,032
aTyr Pharma Inc.(a)(b)	27,977	124,498
AVEO Pharmaceuticals Inc.(a)(b)	61,833	452,618
Avid Bioservices Inc.(a)(b)	169,211	3,084,717
Avrobio Inc.(a)(b)	99,549	1,263,277
Axcella Health Inc.(a)	44,221	210,492
Aziyo Biologics Inc., Class A(a)	6,053	83,652
Bellicum Pharmaceuticals Inc.(a)(b)	14,971	56,291
Beyondspring Inc.(a)	53,267	589,666
BioCryst Pharmaceuticals Inc.(a)(b)	494,677	5,030,865
Bioxcel Therapeutics Inc.(a)(b)	35,799	1,545,085
BrainStorm Cell Therapeutics Inc.(a)	78,169	299,387
Cabaletta Bio Inc.(a)	37,233	413,286
Calithera Biosciences Inc.(a)	190,266	460,444
Calyxt Inc.(a)	28,852	173,689
Capricor Therapeutics Inc.(a)	35,089	164,217
CASI Pharmaceuticals Inc.(a)	188,729	452,950
Catabasis Pharmaceutical Inc.(a)(b)	55,909	161,577
Catalyst Biosciences Inc.(a)	85,822	432,543
Catalyst Pharmaceuticals Inc.(a)(b)	272,271	1,255,169
Celcuity Inc.(a)(b)	16,879	242,045
Celldex Therapeutics Inc.(a)(b)	109,330	2,252,198
CEL-SCI Corp.(a)(b)	96,649	1,470,031
Celsion Corp.(a)(b)	71,103	98,122
Centogene NV(a)	24,093	292,248
Checkmate Pharmaceuticals Inc.(a)	14,249	172,983
Checkpoint Therapeutics Inc.(a)(b)	147,808	464,117
Chimerix Inc.(a)(b)	166,571	1,605,744
Chinook Therapeutics Inc.(a)	37,259	579,005
Cidara Therapeutics Inc.(a)(b)	103,263	274,680
Codiak Biosciences Inc.(a)	16,748	252,560
Cohbar Inc.(a)(b)	89,328	121,486
Concert Pharmaceuticals Inc.(a)	83,674	417,533
ContraFect Corp.(a)(b)	69,986	335,933
Corbus Pharmaceuticals Holdings Inc.(a)(b)	207,048	407,885
Corvus Pharmaceuticals Inc.(a)(b)	39,376	121,278
Crinetics Pharmaceuticals Inc.(a)	75,932	1,160,241
CTI BioPharma Corp.(a)	169,839	494,231
Cue Biopharma Inc.(a)(b)	82,765	1,009,733
Cyclerion Therapeutics Inc.(a)(b)	65,325	182,257
CytomX Therapeutics Inc.(a)	172,323	1,332,057
Decibel Therapeutics Inc.(a)	19,835	225,326
Dermtech Inc.(a)(b)	28,673	1,456,302
DiaMedica Therapeutics Inc.(a)	48,402	442,878
Dyadic International Inc.(a)	57,081	313,375
Dynavax Technologies Corp.(a)(b)	297,575	2,925,162
Eiger BioPharmaceuticals Inc.(a)	85,990	761,011
Enochian Biosciences Inc.(a)(b)	37,218	131,752
Entasis Therapeutics Holdings Inc.(a)	5,077	10,865
Equillium Inc.(a)(b)	23,269	166,373
Evelo Biosciences Inc.(a)	64,525	690,417
Exicure Inc.(a)	167,483	365,113
Fennec Pharmaceuticals Inc.(a)(b)	63,666	395,366
Five Prime Therapeutics Inc.(a)(b)	89,881	3,385,817
Flexion Therapeutics Inc.(a)(b)	122,786	1,098,935

Security	Shares	Value

Biotechnology (continued)
Foghorn Therapeutics Inc.(a)	22,080	$291,014
Fortress Biotech Inc.(a)	190,435	672,236
Frequency Therapeutics Inc.(a)(b)	70,493	669,683
Galectin Therapeutics Inc.(a)(b)	109,767	238,194
Galera Therapeutics Inc.(a)	24,776	218,524
Genocea Biosciences Inc.(a)(b)	51,717	140,153
Genprex Inc.(a)(b)	84,124	362,574
Geron Corp.(a)(b)	808,383	1,277,245
GlycoMimetics Inc.(a)	108,167	325,583
Greenwich Lifesciences Inc.(a)(b)	11,358	387,194
Gritstone Oncology Inc.(a)	84,358	795,496
Harpoon Therapeutics Inc.(a)	37,790	790,567
Homology Medicines Inc.(a)	95,650	900,066
Hookipa Pharma Inc.(a)(b)	35,976	483,877
iBio Inc.(a)(b)	599,983	923,974
Ideaya Biosciences Inc.(a)	46,457	1,091,739
Idera Pharmaceuticals Inc.(a)(b)	81,238	105,609
Immucell Corp.(a)(b)	15,327	147,752
Immunic Inc.(a)(b)	15,880	253,127
ImmunityBio Inc.(a)(b)	88,317	2,096,646
ImmunoGen Inc.(a)(b)	530,686	4,298,557
Immunome Inc.(a)(b)	5,794	196,301
Infinity Pharmaceuticals Inc.(a)(b)	159,977	516,726
Inmune Bio Inc.(a)(b)	21,585	256,430
Inozyme Pharma Inc.(a)(b)	33,391	661,142
Intellia Therapeutics Inc.(a)(b)	153,422	12,312,883
IVERIC bio Inc.(a)(b)	225,513	1,393,670
Jounce Therapeutics Inc.(a)	48,824	501,422
Kadmon Holdings Inc.(a)(b)	484,603	1,885,106
KalVista Pharmaceuticals Inc.(a)	53,322	1,369,842
Keros Therapeutics Inc.(a)	37,179	2,288,367
Kezar Life Sciences Inc.(a)	89,761	534,976
Kindred Biosciences Inc.(a)	105,862	526,134
Kiromic BioPharma Inc.(a)(b)	3,445	32,142
Kura Oncology Inc.(a)	175,368	4,957,653
La Jolla Pharmaceutical Co.(a)(b)	50,276	213,170
Lantern Pharma Inc.(a)(b)	20,969	380,378
Leap Therapeutics Inc.(a)(b)	109,998	208,996
Lexicon Pharmaceuticals Inc.(a)	139,717	820,139
LogicBio Therapeutics Inc.(a)	46,251	336,707
Lumos Pharma Inc.(a)(b)	18,766	219,562
Magenta Therapeutics Inc.(a)	57,897	685,500
MannKind Corp.(a)	636,429	2,494,802
Marker Therapeutics Inc.(a)(b)	86,375	193,480
MediciNova Inc.(a)(b)	120,915	610,621
MEI Pharma Inc.(a)	307,727	1,055,504
MeiraGTx Holdings PLC(a)	66,364	957,633
Merrimack Pharmaceuticals Inc.(a)	32,124	201,739
Mersana Therapeutics Inc.(a)(b)	149,154	2,413,312
Metacrine Inc.(a)(b)	18,389	114,012
Millendo Therapeutics Inc.(a)	51,987	62,384
Minerva Neurosciences Inc.(a)(b)	103,512	302,255
Mirum Pharmaceuticals Inc.(a)	15,825	313,651
Molecular Templates Inc.(a)	75,298	950,261
Monopar Therapeutics Inc.(a)	7,227	44,807
Morphic Holding Inc.(a)	38,955	2,465,072
Mustang Bio Inc.(a)	143,188	475,384
NanoViricides Inc.(a)(b)	24,460	115,451
Neoleukin Therapeutics Inc.(a)	90,548	1,114,646
NeuBase Therapeutics Inc.(a)(b)	48,951	361,748

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
NeuroBo Pharmaceuticals Inc.(a)(b)	12,064	$53,082
NexImmune Inc.(a)	17,787	339,376
Nymox Pharmaceutical Corp.(a)(b)	114,454	254,088
Oncocyte Corp.(a)(b)	199,634	1,036,100
Oncorus Inc.(a)	21,156	294,492
OncoSec Medical Inc.(a)(b)	29,045	138,545
Oncternal Therapeutics Inc.(a)(b)(c)	1,634	3,350
Oncternal Therapeutics Inc.(a)	76,528	636,713
OpGen Inc.(a)(b)	54,938	137,345
Organogenesis Holdings Inc., Class A(a)(b)	68,397	1,246,193
Orgenesis Inc.(a)(b)	52,697	301,954
Ovid therapeutics Inc.(a)	136,251	547,729
Oyster Point Pharma Inc.(a)(b)	17,327	316,738
Pandion Therapeutics Inc.(a)	35,272	2,118,084
PhaseBio Pharmaceuticals Inc.(a)(b)	45,091	156,015
Pieris Pharmaceuticals Inc.(a)	151,757	390,015
PolarityTE Inc.(a)(b)	91,069	101,087
Precision BioSciences Inc.(a)	130,529	1,350,975
Protagonist Therapeutics Inc.(a)	98,535	2,552,056
Protara Therapeutics Inc.(a)	11,418	179,719
Proteostasis Therapeutics Inc.(a)(b)(c)	128,549	13,883
Prothena Corp. PLC(a)	86,326	2,168,509
Rapt Therapeutics Inc.(a)(b)	30,620	679,764
Replimune Group Inc.(a)(b)	67,424	2,057,106
Rigel Pharmaceuticals Inc.(a)	476,960	1,631,203
Savara Inc.(a)	136,789	284,521
Scholar Rock Holding Corp.(a)	71,632	3,628,877
Scopus Biopharma Inc.(a)(b)	15,009	126,826
Selecta Biosciences Inc.(a)	190,306	861,135
Sensei Biotherapeutics Inc.(a)(b)	21,222	308,356
Seres Therapeutics Inc.(a)	154,855	3,188,464
Soleno Therapeutics Inc.(a)(b)	158,530	199,748
Solid Biosciences Inc.(a)	81,620	451,359
Soligenix Inc.(a)(b)	93,149	142,518
Sonnet BioTherapeutics Holdings Inc.(a)(b)	28,233	63,524
Sorrento Therapeutics Inc.(a)(b)	701,685	5,802,935
Spectrum Pharmaceuticals Inc.(a)(b)	383,459	1,250,076
Spero Therapeutics Inc.(a)(b)	57,573	847,475
Spruce Biosciences Inc.(a)(b)	20,052	332,863
SQZ Biotechnologies Co.(a)(b)	14,286	195,432
Surface Oncology Inc.(a)	68,663	535,571
Sutro Biopharma Inc.(a)	90,952	2,070,068
Syndax Pharmaceuticals Inc.(a)(b)	87,015	1,945,655
Synlogic Inc.(a)	49,375	176,763
Syros Pharmaceuticals Inc.(a)(b)	132,242	989,170
TCR2 Therapeutics Inc.(a)	80,978	1,787,994
Tyme Technologies Inc.(a)(b)	199,750	355,555
UNITY Biotechnology Inc.(a)(b)	100,185	601,110
Vaccinex Inc.(a)(b)	15,685	46,741
Vanda Pharmaceuticals Inc.(a)	150,873	2,266,112
Vaxart Inc.(a)(b)	146,975	889,199
VBI Vaccines Inc.(a)(b)	505,469	1,572,009
Verastem Inc.(a)	478,551	1,182,021
Vericel Corp.(a)(b)	127,423	7,078,348
Viking Therapeutics Inc.(a)(b)	184,665	1,168,006
Voyager Therapeutics Inc.(a)	74,595	351,342
vTv Therapeutics Inc., Class A(a)(b)	36,450	102,789
X4 Pharmaceuticals Inc.(a)	45,485	391,626
XBiotech Inc.(a)(b)	40,766	699,952
XOMA Corp.(a)(b)	17,171	700,749

Security	Shares	Value

Biotechnology (continued)
ZIOPHARM Oncology Inc.(a)(b)	598,507	$2,154,625

		193,296,010

Building Products — 0.7%
Alpha Pro Tech Ltd.(a)(b)	34,828	339,921
Armstrong Flooring Inc.(a)	58,262	284,901
Caesarstone Ltd.	64,315	883,045
Insteel Industries Inc.	52,272	1,612,069
PGT Innovations Inc.(a)	159,971	4,039,268
Quanex Building Products Corp.	93,144	2,443,167

		9,602,371

Capital Markets — 1.2%
B. Riley Financial Inc.	56,052	3,160,212
Cowen Inc., Class A	71,878	2,526,512
Diamond Hill Investment Group Inc.	8,481	1,323,121
Donnelley Financial Solutions Inc.(a)	83,305	2,318,378
Greenhill & Co. Inc.	40,284	663,880
Hennessy Advisors Inc.	11,366	97,634
Manning & Napier Inc.	42,741	276,534
Oppenheimer Holdings Inc., Class A, NVS	26,643	1,067,052
Pzena Investment Management Inc., Class A	48,764	513,485
Safeguard Scientifics Inc.(a)(b)	58,168	396,706
Siebert Financial Corp.(a)	35,362	143,216
Silvercrest Asset Management Group Inc., Class A	28,481	409,557
StoneX Group Inc.(a)(b)	47,032	3,074,952
Westwood Holdings Group Inc.	21,343	308,620

		16,279,859

Chemicals — 1.3%
Advanced Emissions Solutions Inc.	45,204	248,622
AgroFresh Solutions Inc.(a)(b)	89,216	178,432
American Vanguard Corp.	81,141	1,656,088
Amyris Inc.(a)(b)	298,581	5,702,897
FutureFuel Corp.	75,424	1,095,911
Hawkins Inc.	54,421	1,824,192
Intrepid Potash Inc.(a)(b)	27,319	889,506
Koppers Holdings Inc.(a)	57,763	2,007,842
LSB Industries Inc.(a)	62,700	321,651
Marrone Bio Innovations Inc.(a)(b)	196,675	411,051
Northern Technologies International Corp.	22,073	335,509
Rayonier Advanced Materials Inc.(a)	173,695	1,575,414
Trecora Resources(a)(b)	69,740	541,880
Tredegar Corp.	73,575	1,104,361

		17,893,356

Commercial Services & Supplies — 1.1%
Acme United Corp.	6,727	265,313
AMREP Corp.(a)	4,972	55,189
CECO Environmental Corp.(a)	90,264	715,793
Charah Solutions Inc.(a)(b)	30,611	148,769
Ennis Inc.	71,831	1,533,592
Heritage-Crystal Clean Inc.(a)	44,166	1,198,224
Kimball International Inc., Class B	101,016	1,414,224
Montrose Environmental Group Inc.(a)(b)	60,035	3,013,157
NL Industries Inc.(b)	24,367	181,534
Odyssey Marine Exploration Inc.(a)	32,718	218,556
Perma-Fix Environmental Services Inc.(a)	34,263	251,148
Quad/Graphics Inc.	94,336	333,006
RR Donnelley & Sons Co.	198,148	804,481
SP Plus Corp.(a)	64,610	2,118,562
Team Inc.(a)	86,034	991,972
Vidler Water Resouces Inc.(a)	42,130	374,957

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2021	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Virco Mfg. Corp.(a)	25,476	$78,976
VSE Corp.	28,117	1,110,621

		14,808,074

Communications Equipment — 1.5%
Applied Optoelectronics Inc.(a)(b)	61,409	513,379
Aviat Networks Inc.(a)(b)	13,269	942,630
BK Technologies Corp.	20,015	83,663
CalAmp Corp.(a)(b)	97,402	1,056,812
Calix Inc.(a)	147,411	5,109,265
Cambium Networks Corp.(a)(b)	22,588	1,055,311
Clearfield Inc.(a)	31,479	948,462
Communications Systems Inc.(b)	22,821	136,013
Comtech Telecommunications Corp.	68,850	1,710,234
Digi International Inc.(a)	81,484	1,547,381
DZS Inc.(a)(b)	40,405	628,298
EMCORE Corp.(a)	99,306	542,211
Genasys Inc.(a)	93,880	628,057
Harmonic Inc.(a)	270,269	2,118,909
KVH Industries Inc.(a)	46,932	595,098
Lantronix Inc.(a)	63,130	288,504
Network-1 Technologies Inc.	45,692	142,559
PCTEL Inc.	50,461	350,704
Resonant Inc.(a)	144,327	611,947
Ribbon Communications Inc.(a)	191,392	1,571,328
TESSCO Technologies Inc.	17,034	123,326

		20,704,091

Construction & Engineering — 1.5%
Aegion Corp., Class A(a)	85,044	2,445,015
Argan Inc.	41,299	2,203,302
Concrete Pumping Holdings Inc.(a)(b)	74,146	549,422
Great Lakes Dredge & Dock Corp.(a)	179,108	2,611,395
HC2 Holdings Inc.(a)(b)	140,266	552,648
IES Holdings Inc.(a)(b)	22,542	1,136,342
Infrastructure and Energy Alternatives Inc.(a)(b)	58,249	949,459
Matrix Service Co.(a)	74,253	973,457
MYR Group Inc.(a)(b)	45,586	3,267,148
Northwest Pipe Co.(a)	27,461	917,747
NV5 Global Inc.(a)(b)	30,615	2,956,490
Orion Group Holdings Inc.(a)(b)	84,309	511,756
Sterling Construction Co. Inc.(a)	77,662	1,801,758

		20,875,939

Construction Materials — 0.4%
Forterra Inc.(a)	81,578	1,896,688
U.S. Concrete Inc.(a)	44,705	3,277,771
United State Lime & Minerals Inc.	5,103	682,322

		5,856,781

Consumer Finance — 0.6%
Atlanticus Holdings Corp.(a)	14,566	441,787
Consumer Portfolio Services Inc.(a)	48,320	194,730
Curo Group Holdings Corp.	52,389	764,355
Elevate Credit Inc.(a)(b)	54,642	159,555
Enova International Inc.(a)	96,888	3,437,586
EZCORP Inc., Class A, NVS(a)	139,476	693,196
Medallion Financial Corp.(a)(b)	59,388	418,685
Nicholas Financial Inc.(a)	15,544	164,300
Oportun Financial Corp.(a)(b)	55,528	1,149,985
Regional Management Corp.	23,260	806,191

		8,230,370

Security	Shares	Value

Containers & Packaging — 0.3%
Myers Industries Inc.	101,085	$1,997,440
Ranpak Holdings Corp., Class A(a)	81,476	1,634,408
UFP Technologies Inc.(a)	19,446	968,800

		4,600,648

Distributors — 0.2%
Educational Development Corp.	19,225	327,786
Funko Inc., Class A(a)(b)	68,197	1,342,117
Greenlane Holdings Inc., Class A(a)(b)	28,993	153,808
Weyco Group Inc.	17,584	380,342

		2,204,053

Diversified Consumer Services — 0.6%
American Public Education Inc.(a)	40,549	1,444,761
Amesite Inc.(a)(b)	7,857	32,528
Aspen Group Inc./CO(a)	63,755	382,530
Carriage Services Inc., Class A	46,457	1,634,822
Houghton Mifflin Harcourt Co.(a)	295,927	2,254,964
Lincoln Educational Services Corp.(a)(b)	69,256	443,931
Regis Corp.(a)	67,499	847,787
Select Interior Concepts Inc., Class A(a)	45,023	324,165
Universal Technical Institute Inc.(a)	83,664	488,598
Zovio Inc., Class A(a)(b)	83,732	339,952

		8,194,038

Diversified Financial Services — 0.2%
Alerus Financial Corp.	42,935	1,278,604
A-Mark Precious Metals Inc.	14,257	513,252
GWG Holdings Inc.(a)(b)	5,972	41,744
Marlin Business Services Corp.	24,562	335,026
SWK Holdings Corp.(a)(b)	11,424	166,105

		2,334,731

Diversified Telecommunication Services — 0.5%
Alaska Communications Systems Group Inc.	150,878	490,354
Cincinnati Bell Inc.(a)	122,960	1,887,436
Consolidated Communications Holdings Inc.(a)	204,785	1,474,452
IDT Corp., Class B(a)	55,735	1,262,955
Ooma Inc.(a)(b)	61,452	974,014
ORBCOMM Inc.(a)	208,468	1,590,611

		7,679,822

Electric Utilities — 0.0%
Genie Energy Ltd., Class B	39,319	249,283
Spark Energy Inc., Class A	33,843	361,443

		610,726

Electrical Equipment — 1.8%
Allied Motion Technologies Inc.	20,613	1,058,065
American Superconductor Corp.(a)(b)	75,531	1,432,068
Babcock & Wilcox Enterprises Inc.(a)	106,877	1,012,125
Beam Global(a)(b)	16,760	726,714
Energous Corp.(a)(b)	118,482	481,037
FuelCell Energy Inc.(a)(b)	880,929	12,694,187
LSI Industries Inc.	72,138	615,337
Orion Energy Systems Inc.(a)	78,484	546,249
Powell Industries Inc.	24,893	843,126
Preformed Line Products Co.	8,705	598,469
TPI Composites Inc.(a)(b)	86,184	4,863,363
Ultralife Corp.(a)	26,491	219,345

		25,090,085

Electronic Equipment, Instruments & Components — 1.5%
Airgain Inc.(a)	24,776	525,003
Akoustis Technologies Inc.(a)	101,115	1,348,874

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Arlo Technologies Inc.(a)	221,933	$1,393,739
Bel Fuse Inc., Class B, NVS	27,922	555,369
Coda Octopus Group Inc.(a)(b)	17,462	152,793
CTS Corp.	89,284	2,773,161
Daktronics Inc.	101,419	635,897
Frequency Electronics Inc.(a)(b)	14,174	160,024
Identiv Inc.(a)	48,871	560,062
IEC Electronics Corp.(a)(b)	25,697	309,392
Intellicheck Inc.(a)(b)	50,817	425,847
Iteris Inc.(a)	117,506	725,012
Key Tronic Corp.(a)	30,688	236,605
Kimball Electronics Inc.(a)	67,478	1,740,932
LGL Group Inc. (The)(a)	9,022	99,152
LightPath Technologies Inc., Class A(a)(b)	71,374	221,259
Luna Innovations Inc.(a)(b)	81,972	863,165
Napco Security Technologies Inc.(a)(b)	39,768	1,385,119
PAR Technology Corp.(a)(b)	53,351	3,489,689
Powerfleet Inc.(a)	90,784	746,245
Research Frontiers Inc.(a)(b)	77,879	221,176
RF Industries Ltd.	27,362	165,814
Richardson Electronics Ltd.	32,681	208,178
SMTC Corp.(a)(b)	51,740	310,957
Vishay Precision Group Inc.(a)	34,949	1,076,779
Wayside Technology Group Inc.	11,907	299,342
Wrap Technologies Inc.(a)(b)	33,306	185,181

		20,814,766

Energy Equipment & Services — 1.1%
Aspen Aerogels Inc.(a)	58,140	1,182,568
Bristow Group Inc.(a)	18,475	478,133
Custom Truck One Source Inc., NVS	38,359	358,657
Dawson Geophysical Co.(a)(b)	66,575	163,109
DMC Global Inc.	40,751	2,211,149
Exterran Corp.(a)(b)	71,815	241,298
Geospace Technologies Corp.(a)	38,068	347,180
Gulf Island Fabrication Inc.(a)	54,351	209,795
ION Geophysical Corp.(a)(b)	23,714	50,748
KLX Energy Services Holdings Inc.(a)(b)	17,965	287,979
Mammoth Energy Services Inc.(a)	38,601	205,357
Nabors Industries Ltd.	19,708	1,841,713
Natural Gas Services Group Inc.(a)(b)	36,982	349,110
Newpark Resources Inc.(a)	253,570	796,210
Nine Energy Service Inc.(a)	46,880	107,824
Oil States International Inc.(a)	169,700	1,023,291
Ranger Energy Services Inc.(a)(b)	22,046	120,812
SEACOR Marine Holdings Inc.(a)(b)	59,783	318,643
Solaris Oilfield Infrastructure Inc., Class A	81,157	995,796
Tidewater Inc.(a)	88,977	1,114,882
U.S. Silica Holdings Inc.	206,547	2,538,463

		14,942,717

Entertainment — 0.1%
Gaia Inc., Class A(a)(b)	34,839	414,236
LiveXLive Media Inc.(a)	136,404	591,993
Reading International Inc., Class A, NVS(a)(b)	45,025	249,889

		1,256,118

Equity Real Estate Investment Trusts (REITs) — 2.3%
Alpine Income Property Trust Inc.	19,144	332,340
Bluerock Residential Growth REIT Inc., Class A	62,427	631,137
Braemar Hotels & Resorts Inc.(a)	95,148	577,548
BRT Apartments Corp.	29,935	504,105

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
CatchMark Timber Trust Inc., Class A	138,217	$1,407,049
CIM Commercial Trust Corp.	32,126	414,104
City Office REIT Inc.	120,760	1,282,471
Clipper Realty Inc.	43,455	344,164
Condor Hospitality Trust Inc.(a)	14,909	51,883
CorEnergy Infrastructure Trust Inc.	38,941	275,313
CorePoint Lodging Inc.	111,190	1,004,046
CTO Realty Growth Inc.	16,641	865,498
Farmland Partners Inc.	72,942	817,680
Gladstone Commercial Corp.	95,276	1,863,599
Gladstone Land Corp.	61,410	1,123,803
Global Medical REIT Inc.	124,155	1,627,672
Global Self Storage Inc.	35,230	167,695
Hersha Hospitality Trust, Class A(a)	95,416	1,006,639
Indus Realty Trust Inc.	8,821	530,671
NETSTREIT Corp.	62,407	1,153,905
New Senior Investment Group Inc.	230,400	1,435,392
NexPoint Residential Trust Inc.	61,960	2,855,736
One Liberty Properties Inc.	45,151	1,005,513
Pennsylvania REIT	223,019	428,196
Plymouth Industrial REIT Inc.	68,908	1,161,100
Postal Realty Trust Inc., Class A	32,189	553,007
Preferred Apartment Communities Inc., Class A	133,508	1,315,054
Retail Value Inc.	46,927	878,004
Seritage Growth Properties, Class A(a)	95,390	1,750,407
Sotherly Hotels Inc.	36,724	127,800
UMH Properties Inc.	105,341	2,019,387
Urstadt Biddle Properties Inc., Class A	83,620	1,392,273
Whitestone REIT	113,290	1,098,913

		32,002,104

Food & Staples Retailing — 0.7%
Chefs’ Warehouse Inc. (The)(a)(b)	84,549	2,575,363
HF Foods Group Inc.(a)(b)	99,888	721,191
Natural Grocers by Vitamin Cottage Inc.	26,253	460,740
Rite Aid Corp.(a)(b)	153,466	3,139,915
SpartanNash Co.	99,373	1,950,692
Village Super Market Inc., Class A	25,162	593,068

		9,440,969

Food Products — 0.3%
Alico Inc.	15,992	477,521
Arcadia Biosciences Inc.(a)(b)	23,748	65,426
Bridgford Foods Corp.(a)	4,753	73,672
Farmer Bros. Co.(a)	45,788	478,027
Laird Superfood Inc.(a)(b)	9,199	344,687
Landec Corp.(a)	73,724	781,474
Lifeway Foods Inc.(a)	13,263	71,620
Limoneira Co.	43,371	758,992
RiceBran Technologies(a)	81,079	80,268
S&W Seed Co.(a)	38,587	138,913
Seneca Foods Corp., Class A(a)	18,570	874,461

		4,145,061

Gas Utilities — 0.0%
RGC Resources Inc.	22,040	488,847

Health Care Equipment & Supplies — 4.9%
Accuray Inc.(a)	256,124	1,267,814
Allied Healthcare Products Inc.(a)(b)	8,867	42,030
Alphatec Holdings Inc.(a)(b)	154,186	2,434,597
AngioDynamics Inc.(a)(b)	102,915	2,408,211

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2021	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Antares Pharma Inc.(a)	461,372	$1,896,239
Apollo Endosurgery Inc.(a)	36,717	202,311
Apyx Medical Corp.(a)	93,970	907,750
Aspira Women’s Health Inc.(a)(b)	238,744	1,611,522
Bellerophon Therapeutics Inc.(a)	12,207	63,354
Beyond Air Inc.(a)(b)	39,640	218,020
BioLife Solutions Inc.(a)(b)	39,443	1,419,948
Biomerica Inc.(a)(b)	26,950	147,147
BioSig Technologies Inc.(a)(b)	70,736	304,872
Chembio Diagnostics Inc.(a)	57,328	201,221
ClearPoint Neuro Inc.(a)	40,266	851,223
Co-Diagnostics Inc.(a)(b)	74,429	710,053
CryoPort Inc.(a)	110,423	5,743,100
Cutera Inc.(a)(b)	48,463	1,456,313
CytoSorbents Corp.(a)	115,590	1,003,321
Electromed Inc.(a)(b)	20,822	219,464
FONAR Corp.(a)	18,131	327,990
GenMark Diagnostics Inc.(a)	195,105	4,663,009
Heska Corp.(a)	19,513	3,287,160
IntriCon Corp.(a)(b)	24,419	626,103
Invacare Corp.	97,153	779,167
iRadimed Corp.(a)	18,124	467,055
Lantheus Holdings Inc.(a)	186,057	3,976,038
LeMaitre Vascular Inc.	46,705	2,278,270
LENSAR Inc.(a)(b)	22,180	161,027
Meridian Bioscience Inc.(a)(b)	118,724	3,116,505
Microbot Medical Inc.(a)(b)	19,812	168,600
Milestone Scientific Inc.(a)	131,220	468,455
Misonix Inc.(a)	34,202	670,017
Motus GI Holdings Inc.(a)(b)	39,752	48,100
Nemaura Medical Inc.(a)(b)	20,805	158,950
Neuronetics Inc.(a)	59,937	741,421
OrthoPediatrics Corp.(a)(b)	36,753	1,791,709
PAVmed Inc.(a)	174,074	772,889
Pro-Dex Inc.(a)(b)	7,681	207,003
Pulse Biosciences Inc.(a)(b)	39,200	928,256
Repro-Med Systems Inc.(a)(b)	78,788	277,334
Retractable Technologies Inc.(a)(b)	38,417	492,506
Rockwell Medical Inc.(a)(b)	202,030	234,355
SeaSpine Holdings Corp.(a)	74,181	1,290,749
Sensus Healthcare Inc.(a)	32,511	124,517
SI-BONE Inc.(a)	80,918	2,574,002
Sientra Inc.(a)	144,827	1,055,789
Soliton Inc.(a)(b)	20,144	353,930
Stereotaxis Inc.(a)	125,994	846,680
Strata Skin Sciences Inc.(a)(b)	57,501	96,027
Surgalign Holdings Inc.(a)	277,851	605,715
Surmodics Inc.(a)	37,867	2,123,203
Talis Biomedical Corp.(a)(b)	37,017	475,668
Tela Bio Inc.(a)	19,719	293,813
ThermoGenesis Holdings Inc.(a)(b)	10,617	28,560
TransMedics Group Inc.(a)	70,358	2,919,153
Utah Medical Products Inc.	9,700	840,020
Vapotherm Inc.(a)	55,005	1,321,220
Venus Concept Inc.(a)	56,892	133,696
ViewRay Inc.(a)	338,617	1,472,984
VolitionRx Ltd.(a)(b)	78,815	297,921
Zynex Inc.(a)(b)	52,359	799,522

		67,403,598

Security	Shares	Value

Health Care Providers & Services — 3.2%
Apollo Medical Holdings Inc.(a)	56,755	$1,537,493
Apria Inc.(a)(b)	20,976	585,860
Avalon GloboCare Corp.(a)(b)	60,171	64,383
Biodesix Inc.(a)	9,044	183,684
Castle Biosciences Inc.(a)(b)	40,808	2,793,716
Community Health Systems Inc.(a)	238,737	3,227,724
Cross Country Healthcare Inc.(a)	100,701	1,257,755
Enzo Biochem Inc.(a)(b)	128,673	442,635
Exagen Inc.(a)(b)	13,402	234,535
Five Star Senior Living Inc.(a)	54,322	332,451
Fulgent Genetics Inc.(a)(b)	37,965	3,668,178
Great Elm Group Inc.(a)	57,633	140,625
Hanger Inc.(a)	103,961	2,372,390
InfuSystem Holdings Inc.(a)	41,099	836,776
Joint Corp. (The)(a)	37,135	1,796,220
ModivCare Inc.(a)(b)	33,929	5,025,563
Ontrak Inc.(a)	22,790	742,042
Owens & Minor Inc.(b)	203,398	7,645,731
PetIQ Inc., Class A(a)	59,956	2,114,049
Progenity Inc.(a)(b)	49,594	236,067
Psychemedics Corp.	13,751	85,256
RadNet Inc.(a)	121,762	2,648,323
Sharps Compliance Corp.(a)(b)	40,886	587,532
Surgery Partners Inc.(a)(b)	72,309	3,200,396
Triple-S Management Corp., Class B(a)	63,718	1,658,580
Viemed Healthcare Inc.(a)	97,777	989,503
Vivos Therapeutics Inc.(a)	10,650	70,716

		44,478,183

Health Care Technology — 0.7%
Computer Programs & Systems Inc.	36,119	1,105,241
HealthStream Inc.(a)(b)	72,914	1,628,899
Icad Inc.(a)	56,298	1,194,643
MTBC Inc.(a)(b)	20,594	171,136
NantHealth Inc.(a)(b)	77,857	249,921
OptimizeRx Corp.(a)(b)	45,681	2,226,949
Simulations Plus Inc.	42,553	2,691,052
Streamline Health Solutions Inc.(a)(b)	60,117	123,240

		9,391,081

Hotels, Restaurants & Leisure — 2.1%
Allied Esports Entertainment Inc.(a)(b)	53,936	155,336
Ark Restaurants Corp.(a)	6,264	126,157
Biglari Holdings Inc., Class A(a)	227	153,343
Biglari Holdings Inc., Class B, NVS(a)(b)	2,270	301,365
Bluegreen Vacations Holding Corp., Class A(a)	29,409	545,243
Carrols Restaurant Group Inc.(a)	98,328	588,493
Century Casinos Inc.(a)(b)	76,984	790,626
Chuy’s Holdings Inc.(a)(b)	55,134	2,443,539
Del Taco Restaurants Inc.	85,521	819,291
Dover Motorsports Inc.	49,186	101,323
Drive Shack Inc.(a)	227,108	729,017
El Pollo Loco Holdings Inc.(a)(b)	53,675	865,241
Esports Entertainment Group Inc.(a)	25,896	388,699
Everi Holdings Inc.(a)	230,253	3,248,870
FAT Brands Inc.(a)	6,632	50,138
Fiesta Restaurant Group Inc.(a)	52,087	655,775
Full House Resorts Inc.(a)(b)	67,247	572,272
GAN Ltd.(a)(b)	89,598	1,630,684
Golden Entertainment Inc.(a)	47,692	1,204,700
Inspired Entertainment Inc.(a)(b)	37,045	344,148

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
J Alexander’s Holdings Inc.(a)(b)	34,367	$331,298
Kura Sushi USA Inc., Class A(a)(b)	9,825	310,863
Lindblad Expeditions Holdings Inc.(a)(b)	73,554	1,390,171
Monarch Casino & Resort Inc.(a)(b)	35,979	2,181,047
Nathan’s Famous Inc.	7,617	480,556
NEOGAMES SA(a)	15,609	558,334
Noodles & Co., Class A(a)	88,613	917,144
ONE Group Hospitality Inc. (The)(a)(b)	46,847	350,415
PlayAGS Inc.(a)(b)	74,373	600,934
Potbelly Corp.(a)(b)	61,294	362,247
RCI Hospitality Holdings Inc.	23,511	1,495,064
Red Robin Gourmet Burgers Inc.(a)	43,338	1,728,753
Ruth’s Hospitality Group Inc.	90,854	2,255,905
Target Hospitality Corp.(a)	92,956	233,320

		28,910,311

Household Durables — 2.6%
Bassett Furniture Industries Inc.	26,541	644,150
Beazer Homes USA Inc.(a)	80,000	1,673,600
Casper Sleep Inc.(a)	73,480	531,995
Century Communities Inc.(a)	81,909	4,940,751
Ethan Allen Interiors Inc.	63,650	1,757,376
Flexsteel Industries Inc.	19,003	662,254
Green Brick Partners Inc.(a)(b)	85,970	1,949,800
Hamilton Beach Brands Holding Co., Class A	19,521	353,916
Hooker Furniture Corp.	32,781	1,195,195
Hovnanian Enterprises Inc., Class A(a)	13,909	1,470,738
Legacy Housing Corp.(a)	24,397	432,559
Lifetime Brands Inc.	34,130	501,370
Lovesac Co. (The)(a)(b)	27,841	1,575,801
M/I Homes Inc.(a)	78,194	4,618,919
Mohawk Group Holdings Inc.(a)(b)	30,268	892,906
Nephros Inc.(a)(b)	15,841	105,343
New Home Co. Inc. (The)(a)	30,262	158,573
Purple Innovation Inc., Class A(a)(b)	90,749	2,872,206
Tupperware Brands Corp.(a)	137,553	3,632,775
Turtle Beach Corp.(a)(b)	39,323	1,048,744
Universal Electronics Inc.(a)	37,588	2,066,212
VOXX International Corp., Class A(a)	55,716	1,061,947
Vuzix Corp.(a)(b)	81,970	2,085,317

		36,232,447

Household Products — 0.0%
Ocean Bio-Chem Inc.	10,389	124,876
Oil-Dri Corp. of America	14,851	511,468

		636,344

Independent Power and Renewable Electricity Producers — 0.0%
Atlantic Power Corp.(a)	246,923	713,607

Insurance — 0.8%
Atlantic American Corp.(a)	7,713	28,384
Citizens Inc./TX, Class A(a)(b)	141,068	816,784
Conifer Holdings Inc.(a)	14,809	55,534
Crawford & Co., Class A, NVS	48,516	516,696
Donegal Group Inc., Class A	32,690	485,773
FedNat Holding Co.	35,759	165,564
Greenlight Capital Re Ltd., Class A(a)	79,340	690,258
Hallmark Financial Services Inc.(a)	40,285	156,306
HCI Group Inc.	17,778	1,365,706
Heritage Insurance Holdings Inc.	72,367	801,826
Independence Holding Co.	14,333	571,170

Security	Shares	Value

Insurance (continued)
Investors Title Co.	3,635	$603,410
Kingstone Companies Inc.	27,904	238,300
Kingsway Financial Services Inc.(a)	36,602	170,199
NI Holdings Inc.(a)	28,859	533,314
ProSight Global Inc.(a)	27,595	347,697
Protective Insurance Corp., Class B, NVS	25,209	576,530
Tiptree Inc.	68,723	615,071
United Insurance Holdings Corp.	59,149	426,464
Watford Holdings Ltd.(a)	48,138	1,666,056

		10,831,042

Interactive Media & Services — 0.4%
DHI Group Inc.(a)	141,118	472,745
Liberty TripAdvisor Holdings Inc., Class A(a)(b)	203,786	1,300,155
QuinStreet Inc.(a)(b)	135,623	2,753,147
Travelzoo(a)	18,410	308,551
TrueCar Inc.(a)	289,810	1,386,741

		6,221,339

Internet & Direct Marketing Retail — 2.1%
1847 Goedeker Inc.(a)(b)	10,291	89,532
Blue Apron Holdings Inc., Class A(a)(b)	41,719	263,247
CarParts.com Inc.(a)	96,011	1,371,037
Duluth Holdings Inc., Class B(a)	31,671	536,507
Lands’ End Inc.(a)	32,615	809,178
Leaf Group Ltd.(a)(b)	68,363	440,941
Liquidity Services Inc.(a)	74,128	1,377,298
Magnite Inc.(a)(b)	309,496	12,878,129
Overstock.com Inc.(a)(b)	119,584	7,923,636
PetMed Express Inc.	54,813	1,928,047
Remark Holdings Inc.(a)(b)	270,193	616,040
Trxade Group Inc.(a)	9,680	50,723
Waitr Holdings Inc.(a)(b)	237,434	695,682

		28,979,997

IT Services — 1.5%
American Virtual Cloud Technologies Inc.(a)(b)	9,487	53,696
Brightcove Inc.(a)(b)	110,815	2,229,598
Cass Information Systems Inc.	40,118	1,856,260
Computer Task Group Inc.(a)	39,839	380,462
CSP Inc.	9,761	84,921
Grid Dynamics Holdings Inc.(a)	77,732	1,238,271
Hackett Group Inc. (The)	70,672	1,158,314
I3 Verticals Inc., Class A(a)(b)	52,248	1,626,219
IBEX Holdings Ltd.(a)	14,508	319,176
Information Services Group Inc.(a)	104,342	459,105
International Money Express Inc.(a)	80,950	1,215,060
Limelight Networks Inc.(a)(b)	340,032	1,213,914
MoneyGram International Inc.(a)	152,062	999,047
Paysign Inc.(a)(b)	90,082	393,658
PFSweb Inc.(a)	47,071	317,729
Priority Technology Holdings Inc.(a)	21,952	152,347
Research Solutions Inc/CA(a)	60,783	141,017
ServiceSource International Inc.(a)	256,403	376,912
StarTek Inc.(a)	51,363	408,336
Tucows Inc., Class A(a)(b)	26,443	2,049,332
Unisys Corp.(a)(b)	173,633	4,413,751
Usio Inc.(a)(b)	42,268	271,361

		21,358,486

Leisure Products — 1.1%
American Outdoor Brands Inc.(a)	38,890	980,028
Clarus Corp.	58,636	999,744

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2021	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products (continued)
Escalade Inc.	29,665	$620,295
Johnson Outdoors Inc., Class A	14,682	2,095,856
Malibu Boats Inc., Class A(a)	58,193	4,636,818
Marine Products Corp.	20,174	328,231
MasterCraft Boat Holdings Inc.(a)	52,025	1,383,345
Nautilus Inc.(a)(b)	84,399	1,320,000
Smith & Wesson Brands Inc.	155,391	2,711,573

		15,075,890

Life Sciences Tools & Services — 0.7%
Applied DNA Sciences Inc.(a)(b)	14,706	105,736
Champions Oncology Inc.(a)(b)	18,767	212,067
ChromaDex Corp.(a)(b)	115,355	1,077,416
Contra Aduro Biotech I(a)(c)	33,109	99,327
Fluidigm Corp.(a)(b)	207,610	938,397
Harvard Bioscience Inc.(a)	107,235	585,503
Inotiv Inc.(a)	24,379	487,580
Personalis Inc.(a)	73,777	1,815,652
Quanterix Corp.(a)	67,394	3,940,527

		9,262,205

Machinery — 2.2%
Agrify Corp.(a)(b)	17,795	222,082
Blue Bird Corp.(a)	43,447	1,087,478
CIRCOR International Inc.(a)	55,919	1,947,100
Columbus McKinnon Corp./NY	65,734	3,468,126
Commercial Vehicle Group Inc.(a)	90,729	875,535
Douglas Dynamics Inc.	63,198	2,916,588
Eastern Co. (The)	15,760	422,368
Energy Recovery Inc.(a)(b)	112,746	2,067,762
ExOne Co. (The)(a)	40,430	1,267,885
Gencor Industries Inc.(a)	26,613	356,880
Graham Corp.	27,795	395,801
Hurco Companies Inc.	17,663	623,504
LB Foster Co., Class A(a)	28,947	518,151
Luxfer Holdings PLC	77,479	1,648,753
Lydall Inc.(a)(b)	47,916	1,616,686
Manitex International Inc.(a)	43,154	340,485
Manitowoc Co. Inc. (The)(a)(b)	94,947	1,957,807
Mayville Engineering Co. Inc.(a)	21,358	307,128
Miller Industries Inc./TN	31,101	1,436,555
NN Inc.(a)	117,809	832,910
Park-Ohio Holdings Corp.	24,503	771,600
Perma-Pipe International Holdings Inc.(a)	25,354	154,152
Shyft Group Inc. (The)(b)	96,592	3,593,222
Taylor Devices Inc.(a)	8,368	94,558
Titan International Inc.	142,054	1,318,261
Twin Disc Inc.(a)	30,581	292,354

		30,533,731

Marine — 0.3%
Eagle Bulk Shipping Inc.(a)(b)	18,215	657,926
Eneti Inc.	23,788	500,262
Genco Shipping & Trading Ltd.	49,465	498,607
Pangaea Logistics Solutions Ltd.	33,280	105,165
Safe Bulkers Inc.(a)(b)	148,018	362,644
SEACOR Holdings Inc.(a)(b)	56,199	2,290,109

		4,414,713

Media — 1.4%
A H Belo Corp., Class A	54,559	114,028
Beasley Broadcast Group Inc., Class A	19,810	56,062
Boston Omaha Corp., Class A(a)	37,033	1,094,695

Security	Shares	Value

Media (continued)
comScore Inc.(a)(b)	176,336	$645,390
Cumulus Media Inc., Class A(a)(b)	45,099	410,852
Daily Journal Corp.(a)(b)	2,700	854,415
Emerald Holding Inc.	70,332	388,233
Entercom Communications Corp., Class A	329,628	1,730,547
Entravision Communications Corp., Class A	166,105	671,064
Fluent Inc.(a)(b)	119,524	490,048
Gannett Co. Inc.(a)	372,920	2,006,310
Hemisphere Media Group Inc., Class A(a)	48,756	568,007
Iheartmedia Inc., Class A(a)	171,663	3,115,683
Marchex Inc., Class B(a)	117,892	331,277
MDC Partners Inc., Class A(a)(b)	166,430	519,262
National CineMedia Inc.	177,546	820,263
Saga Communications Inc., Class A	9,529	208,209
Social Reality Inc., Class A(b)(c)	23,207	0	(d)
TechTarget Inc.(a)(b)	66,880	4,644,816
Townsquare Media Inc., Class A	25,699	275,750
Tribune Publishing Co.	45,094	811,241
Urban One Inc., Class A(a)	7,535	40,614

		19,796,766

Metals & Mining — 0.9%
Alpha Metallurgical Resources Inc.(a)	51,923	655,787
Ampco-Pittsburgh Corp.(a)(b)	36,976	249,588
Caledonia Mining Corp. PLC	33,155	473,785
Friedman Industries Inc.	20,881	168,927
Gatos Silver Inc.(a)(b)	66,478	662,786
Gold Resource Corp.	189,944	501,452
Haynes International Inc.	34,621	1,027,205
Olympic Steel Inc.	25,433	749,002
Paramount Gold Nevada Corp.(a)(b)	85,978	85,978
Ramaco Resources Inc.(a)(b)	26,300	111,249
Ryerson Holding Corp.(a)	45,546	776,104
Schnitzer Steel Industries Inc., Class A	73,061	3,053,219
SunCoke Energy Inc.	232,058	1,626,727
Synalloy Corp.(a)	23,091	204,124
TimkenSteel Corp.(a)	125,838	1,478,597
Universal Stainless & Alloy Products Inc.(a)(b)	25,437	258,694

		12,083,224

Mortgage Real Estate Investment — 1.0%
ACRES Commercial Realty Corp.(a)	26,399	385,161
AG Mortgage Investment Trust Inc.	95,058	383,084
Ares Commercial Real Estate Corp.	86,488	1,186,615
Arlington Asset Investment Corp., Class A(a)	97,028	391,993
Cherry Hill Mortgage Investment Corp.	44,931	419,656
Dynex Capital Inc.	71,377	1,351,167
Ellington Financial Inc.	115,716	1,852,613
Ellington Residential Mortgage REIT	26,060	320,799
Granite Point Mortgage Trust Inc.	147,247	1,762,547
Great Ajax Corp.	59,035	643,481
Lument Finance Trust Inc.	56,000	197,680
Manhattan Bridge Capital Inc.	22,455	136,751
Nexpoint Real Estate Finance Inc.	14,194	263,725
Orchid Island Capital Inc.	239,934	1,442,003
Ready Capital Corp.	166,995	2,241,073
Sachem Capital Corp.	59,419	310,167
Western Asset Mortgage Capital Corp.	167,849	535,438

		13,823,953

Multi-Utilities — 0.1%
Unitil Corp.	41,220	1,883,342

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail — 0.2%
Franchise Group Inc.	61,129	$2,207,368

Oil, Gas & Consumable Fuels — 2.1%
Adams Resources & Energy Inc.	5,448	152,599
Amplify Energy Corp.	57,385	159,530
Ardmore Shipping Corp.	95,301	432,667
Battalion Oil Corp.(a)	8,890	96,723
Berry Corp.	189,863	1,046,145
Bonanza Creek Energy Inc.(a)(b)	58,246	2,081,130
Centrus Energy Corp., Class A(a)	21,905	519,587
Clean Energy Fuels Corp.(a)	364,710	5,011,115
CONSOL Energy Inc.(a)	84,263	819,036
Contango Oil & Gas Co.(a)(b)	322,368	1,257,235
Diamond S Shipping Inc.(a)(b)	77,375	776,071
Dorian LPG Ltd.(a)	104,023	1,365,822
Earthstone Energy Inc., Class A(a)	66,230	473,545
Energy Fuels Inc./Canada(a)(b)	373,780	2,123,070
Epsilon Energy Ltd.(a)	46,441	180,888
Evolution Petroleum Corp.	88,368	298,684
Falcon Minerals Corp.	107,164	481,166
Goodrich Petroleum Corp.(a)	28,112	265,940
Green Plains Inc.(a)	87,222	2,361,100
International Seaways Inc.	67,685	1,311,735
NACCO Industries Inc., Class A	10,492	261,775
Navios Maritime Acquisition Corp.	32,636	132,176
NextDecade Corp.(a)	65,924	176,017
Nordic American Tankers Ltd.	414,858	1,348,289
Overseas Shipholding Group Inc., Class A(a)	178,218	367,129
Penn Virginia Corp.(a)(b)	38,971	522,211
PHX Minerals Inc.	53,345	153,100
REX American Resources Corp.(a)(b)	15,376	1,294,198
SandRidge Energy Inc.(a)	85,965	336,123
SilverBow Resources Inc.(a)	21,749	169,207
Uranium Energy Corp.(a)(b)	546,869	1,564,045
W&T Offshore Inc.(a)	264,509	949,587
Whiting Petroleum Corp.(a)	3,377	119,715

		28,607,360

Paper & Forest Products — 0.2%
Clearwater Paper Corp.(a)(b)	45,207	1,700,687
Verso Corp., Class A	87,638	1,278,639

		2,979,326

Personal Products — 0.2%
Lifevantage Corp.(a)(b)	40,191	375,786
Natural Alternatives International Inc.(a)	14,937	229,432
Natural Health Trends Corp.	21,153	142,783
Nature’s Sunshine Products Inc.	25,151	502,014
United-Guardian Inc.	8,121	123,033
Veru Inc.(a)	153,229	1,651,042

		3,024,090

Pharmaceuticals — 3.0%
AcelRx Pharmaceuticals Inc.(a)(b)	283,518	481,981
Aclaris Therapeutics Inc.(a)(b)	130,182	3,280,586
Adolor Corp. Escrow(c)	77,501	1
Agile Therapeutics Inc.(a)(b)	198,285	412,433
Angion Biomedica Corp.(a)	16,070	290,385
ANI Pharmaceuticals Inc.(a)	26,944	973,756
Aquestive Therapeutics Inc.(a)(b)	59,203	307,856
Avenue Therapeutics Inc.(a)(b)	18,310	111,142
Aytu BioPharma Inc.(a)(b)	60,736	461,594

Security	Shares	Value

Pharmaceuticals (continued)
Baudax Bio Inc.(a)	44,646	$57,593
BioDelivery Sciences International Inc.(a)	252,880	988,761
Cara Therapeutics Inc.(a)(b)	115,504	2,507,592
Cassava Sciences Inc.(a)(b)	91,525	4,114,049
Cerecor Inc.(a)(b)	102,861	310,640
Chiasma Inc.(a)	144,388	451,934
Clearside Biomedical Inc.(a)	107,715	266,056
Collegium Pharmaceutical Inc.(a)	96,242	2,280,935
CorMedix Inc.(a)(b)	91,652	915,604
Cumberland Pharmaceuticals Inc.(a)	31,192	94,512
Cymabay Therapeutics Inc.(a)	194,885	884,778
Durect Corp.(a)(b)	625,429	1,238,349
Eloxx Pharmaceuticals Inc.(a)(b)	77,948	258,787
Eton Pharmaceuticals Inc.(a)(b)	49,202	360,159
Evofem Biosciences Inc.(a)(b)	208,132	364,231
Evoke Pharma Inc.(a)(b)	74,030	135,475
Evolus Inc.(a)	61,696	801,431
Eyenovia Inc.(a)(b)	46,091	235,525
Fulcrum Therapeutics Inc.(a)	47,334	557,595
Graybug Vision Inc.(a)(b)	18,738	103,996
Harrow Health Inc.(a)(b)	63,745	430,279
Hoth Therapeutics Inc.(a)(b)	22,910	45,133
IMARA Inc.(a)(b)	22,350	188,634
Kala Pharmaceuticals Inc.(a)(b)	111,150	749,151
Kaleido Biosciences Inc.(a)	34,369	278,389
Landos Biopharma Inc.(a)(b)	17,190	165,540
Lannett Co. Inc.(a)	95,176	502,529
Liquidia Corp.(a)(b)	78,425	210,963
Lyra Therapeutics Inc.(a)	18,876	218,773
Marinus Pharmaceuticals Inc.(a)	81,461	1,261,016
Ocular Therapeutix Inc.(a)(b)	204,016	3,347,903
Omthera Pharmaceuticals Inc., NVS(c)	60,904	15,716
Opiant Pharmaceuticals Inc.(a)	11,779	125,093
Optinose Inc.(a)(b)	101,860	375,863
Oramed Pharmaceuticals Inc.(a)(b)	72,527	736,874
Osmotica Pharmaceuticals PLC(a)(b)	39,244	127,935
Otonomy Inc.(a)	83,202	212,165
Paratek Pharmaceuticals Inc.(a)(b)	122,502	864,864
Petros Pharmaceuticals Inc.(a)(b)	13,833	51,044
Provention Bio Inc.(a)	148,505	1,558,560
Pulmatrix Inc.(a)	99,471	132,296
Recro Pharma Inc.(a)(b)	54,924	153,238
Restorbio Inc.	8,569	17,755
Satsuma Pharmaceuticals Inc.(a)	24,744	146,237
scPharmaceuticals Inc.(a)	20,579	136,850
SIGA Technologies Inc.(a)(b)	147,769	960,499
Strongbridge Biopharma PLC(a)	126,451	349,005
Tarsus Pharmaceuticals Inc.(a)(b)	17,522	564,734
Terns Pharmaceuticals Inc.(a)(b)	24,354	535,788
TFF Pharmaceuticals Inc.(a)	44,659	606,023
Trevi Therapeutics Inc.(a)(b)	15,639	42,694
Verrica Pharmaceuticals Inc.(a)(b)	35,460	537,219
VYNE Therapeutics Inc.(a)	103,524	708,622
WaVe Life Sciences Ltd.(a)	92,163	517,034
Xeris Pharmaceuticals Inc.(a)(b)	130,796	589,890
Yumanity Therapeutics Inc.(a)(b)	15,613	282,595
Zynerba Pharmaceuticals Inc.(a)(b)	83,882	390,051

		41,384,690

Professional Services — 1.4%
Acacia Research Corp.(a)	104,811	696,993

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2021	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Akerna Corp.(a)(b)	48,713	$240,642
Barrett Business Services Inc.	21,427	1,475,463
BGSF Inc.	24,674	345,436
CRA International Inc.	21,169	1,580,054
DLH Holdings Corp.(a)	14,311	141,965
Forrester Research Inc.(a)	31,976	1,358,341
Franklin Covey Co.(a)	35,866	1,014,649
GP Strategies Corp.(a)	37,156	648,372
Heidrick & Struggles International Inc.	54,036	1,930,166
Hill International Inc.(a)(b)	118,170	378,144
HireQuest Inc.	8,573	147,884
Kelly Services Inc., Class A, NVS	95,008	2,115,828
Kforce Inc.	55,490	2,974,264
Mastech Digital Inc.(a)(b)	12,141	213,803
Mistras Group Inc.(a)	51,157	583,702
Red Violet Inc.(a)(b)	20,052	369,358
Rekor Systems Inc.(a)(b)	73,742	1,474,103
Resources Connection Inc.	86,906	1,176,707
Willdan Group Inc.(a)	29,330	1,203,997

		20,069,871

Real Estate Management & Development — 0.8%
Alset EHome International Inc.(a)(b)	6,130	70,924
Altisource Portfolio Solutions SA(a)(b)	13,903	127,769
American Realty Investors Inc.(a)	4,670	41,236
eXp World Holdings Inc.(a)(b)	139,444	6,351,674
Fathom Holdings Inc.(a)(b)	13,934	510,403
Forestar Group Inc.(a)	45,229	1,052,931
FRP Holdings Inc.(a)(b)	19,096	939,905
Maui Land & Pineapple Co. Inc.(a)	21,238	245,299
Rafael Holdings Inc., Class B(a)(b)	27,059	1,080,195
Tejon Ranch Co.(a)	57,509	962,701
Trinity Place Holdings Inc.(a)(b)	46,635	97,467

		11,480,504

Road & Rail — 0.4%
Covenant Logistics Group Inc., Class A(a)(b)	32,997	679,408
Daseke Inc.(a)(b)	127,818	1,085,175
HyreCar Inc.(a)(b)	44,388	435,003
PAM Transportation Services Inc.(a)(b)	5,263	324,727
U.S. Xpress Enterprises Inc., Class A(a)(b)	63,651	747,899
Universal Logistics Holdings Inc.	22,625	595,264
USA Truck Inc.(a)(b)	23,066	440,791
Yellow Corp.(a)	94,625	831,754

		5,140,021

Semiconductors & Semiconductor Equipment — 3.0%
Aehr Test Systems(a)(b)	60,659	152,861
Alpha & Omega Semiconductor Ltd.(a)	59,179	1,935,153
Amtech Systems Inc.(a)	33,296	393,559
Atomera Inc.(a)(b)	50,108	1,227,646
AXT Inc.(a)	110,570	1,289,246
CEVA Inc.(a)	61,599	3,458,784
Cohu Inc.	118,159	4,943,773
CyberOptics Corp.(a)	20,421	530,333
DSP Group Inc.(a)(b)	65,378	931,637
Everspin Technologies Inc.(a)(b)	40,451	242,706
GSI Technology Inc.(a)(b)	47,664	318,872
Ichor Holdings Ltd.(a)	75,673	4,071,207
Impinj Inc.(a)(b)	48,037	2,731,864
inTEST Corp.(a)	28,333	334,613
NeoPhotonics Corp.(a)	139,211	1,663,572

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
NVE Corp.	13,444	$942,424
PDF Solutions Inc.(a)	81,645	1,451,648
Photronics Inc.(a)(b)	174,626	2,245,690
Pixelworks Inc.(a)	118,205	391,259
QuickLogic Corp.(a)(b)	30,772	212,942
SiTime Corp.(a)	32,842	3,238,221
SMART Global Holdings Inc.(a)(b)	40,937	1,883,921
Ultra Clean Holdings Inc.(a)	112,311	6,518,530

		41,110,461

Software — 4.1%
A10 Networks Inc.(a)	167,831	1,612,856
Agilysys Inc.(a)	53,438	2,562,887
American Software Inc./GA, Class A	85,017	1,759,852
Asure Software Inc.(a)	39,158	299,167
AudioEye Inc.(a)(b)	16,965	474,002
Aware Inc./MA(a)	42,167	153,910
BM Technologies Inc.	11,404	122,560
ChannelAdvisor Corp.(a)	78,202	1,841,657
Digimarc Corp.(a)(b)	33,539	994,767
Digital Turbine Inc.(a)(b)	235,951	18,961,022
Domo Inc., Class B(a)	74,501	4,193,661
eGain Corp.(a)	59,876	568,223
GTY Technology Holdings Inc.(a)	127,057	811,894
Intelligent Systems Corp.(a)(b)	21,213	867,824
Issuer Direct Corp.(a)(b)	8,330	182,677
Mind CTI Ltd.(b)	54,669	144,873
Mitek Systems Inc.(a)(b)	116,258	1,695,042
OneSpan Inc.(a)	93,766	2,297,267
Park City Group Inc.(a)	34,718	212,127
Rimini Street Inc.(a)	66,189	593,715
Riot Blockchain Inc.(a)(b)	184,046	9,804,131
Seachange International Inc.(a)(b)	71,926	111,485
SharpSpring Inc.(a)(b)	25,299	404,784
ShotSpotter Inc.(a)(b)	22,632	793,704
Smith Micro Software Inc.(a)	98,238	540,800
Synchronoss Technologies Inc.(a)	105,705	377,367
Verb Technology Co. Inc.(a)(b)	119,201	166,881
Veritone Inc.(a)	74,137	1,777,805
VirnetX Holding Corp.	178,593	994,763
Zix Corp.(a)	154,112	1,163,546

		56,485,249

Specialty Retail — 6.2%
America’s Car-Mart Inc./TX(a)(b)	17,177	2,617,259
At Home Group Inc.(a)	151,981	4,361,855
Barnes & Noble Education Inc.(a)	121,279	987,211
Blink Charging Co.(a)(b)	92,966	3,820,903
Boot Barn Holdings Inc.(a)	80,014	4,985,672
Build-A-Bear Workshop Inc.(a)	37,625	259,613
Caleres Inc.	101,091	2,203,784
Cato Corp. (The), Class A	56,966	683,592
Chico’s FAS Inc.	332,791	1,101,538
Citi Trends Inc.	26,588	2,227,543
Conn’s Inc.(a)	50,335	979,016
Container Store Group Inc. (The)(a)	88,822	1,477,998
Envela Corp.(a)(b)	23,806	119,506
Express Inc.(a)	177,267	712,613
GameStop Corp., Class A(a)(b)	160,260	30,420,553
Genesco Inc.(a)	40,523	1,924,842
GrowGeneration Corp.(a)(b)	113,940	5,661,679

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Haverty Furniture Companies Inc.	45,934	$1,708,285
Hibbett Sports Inc.(a)(b)	46,207	3,183,200
Lazydays Holdings Inc.(a)(b)	15,332	273,063
LMP Automotive Holdings Inc.(a)(b)	15,554	258,663
Lumber Liquidators Holdings Inc.(a)	80,087	2,011,785
MarineMax Inc.(a)(b)	59,277	2,925,913
OneWater Marine Inc., Class A(a)(b)	28,382	1,134,145
Shoe Carnival Inc.	26,060	1,612,593
Sportsman’s Warehouse Holdings Inc.(a)	120,103	2,070,576
Tilly’s Inc., Class A(a)	62,708	709,855
TravelCenters of America Inc.(a)(b)	32,250	874,942
Winmark Corp.	8,475	1,579,994
Zumiez Inc.(a)	58,770	2,521,233

		85,409,424

Technology Hardware, Storage & Peripherals — 0.4%
AstroNova Inc.	20,718	277,621
Avid Technology Inc.(a)	88,676	1,871,950
Eastman Kodak Co.(a)(b)	46,108	362,870
Immersion Corp.(a)(b)	50,061	479,585
Intevac Inc.(a)	70,340	502,931
One Stop Systems Inc.(a)(b)	34,633	219,573
Quantum Corp.(a)	114,512	953,885
TransAct Technologies Inc.(a)	25,198	273,902

		4,942,317

Textiles, Apparel & Luxury Goods — 0.6%
Crown Crafts Inc.	26,213	202,626
Culp Inc.	33,815	520,413
Delta Apparel Inc.(a)(b)	17,985	487,933
Fossil Group Inc.(a)	131,713	1,633,241
Jerash Holdings U.S. Inc.	10,598	66,449
Lakeland Industries Inc.(a)	21,645	603,030
Movado Group Inc.	44,153	1,256,153
Rocky Brands Inc.	19,309	1,043,845
Superior Group of Companies Inc.	30,792	782,733
Unifi Inc.(a)	39,304	1,083,218
Vera Bradley Inc.(a)	57,475	580,498
Vince Holding Corp.(a)(b)	8,364	93,844

		8,353,983

Thrifts & Mortgage Finance — 1.9%
Bogota Financial Corp.(a)(b)	19,589	200,983
Bridgewater Bancshares Inc.(a)(b)	65,466	1,057,276
Broadway Financial Corp./DE(a)	46,832	116,612
CBM Bancorp Inc.	12,859	180,283
CF Bankshares Inc.	11,759	234,710
ESSA Bancorp. Inc.	26,847	429,552
Federal Agricultural Mortgage Corp., Class C, NVS	25,482	2,566,547
First Seacoast Bancorp.(a)	6,215	61,591
FS Bancorp. Inc.	11,136	748,339
Hingham Institution For Savings (The)	3,624	1,028,346
Home Bancorp. Inc.	22,169	799,192
HomeStreet Inc.	54,176	2,387,536
Impac Mortgage Holdings Inc.(a)	23,962	48,164
Luther Burbank Corp.	55,886	661,131
Merchants Bancorp./IN	25,067	1,051,310
Meridian Bancorp. Inc.	136,945	2,522,527
MMA Capital Holdings Inc.(a)(b)	12,950	295,389
OP Bancorp.	36,054	379,288
PCSB Financial Corp.	43,954	730,076
Pioneer Bancorp. Inc./NY(a)(b)	37,844	440,883

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Ponce de Leon Federal Bank(a)(b)	24,115	$267,918
Premier Financial Corp.	104,165	3,464,528
Provident Bancorp. Inc.	49,477	712,469
Provident Financial Holdings Inc.	19,665	332,338
Prudential Bancorp. Inc.	21,059	310,831
Randolph Bancorp Inc.(a)	15,192	303,840
Rhinebeck Bancorp Inc.(a)	14,218	147,867
Riverview Bancorp. Inc.	62,493	433,076
Security National Financial Corp., Class A(a)	30,528	285,437
Severn Bancorp. Inc.(b)	27,296	330,282
Southern Missouri Bancorp. Inc.	20,902	823,957
Sterling Bancorp Inc./MI	47,747	270,248
Territorial Bancorp. Inc.	23,377	618,555
Timberland Bancorp. Inc./WA	22,205	617,521
Velocity Financial Inc.(a)(b)	24,812	220,082
Waterstone Financial Inc.	65,257	1,332,548
Western New England Bancorp. Inc.	65,392	551,255

		26,962,487

Tobacco — 0.1%
Turning Point Brands Inc.	33,392	1,742,061

Trading Companies & Distributors — 0.8%
Alta Equipment Group Inc.(a)	49,879	648,427
BlueLinx Holdings Inc.(a)	25,251	989,587
CAI International Inc.	46,820	2,131,246
DXP Enterprises Inc./TX(a)	46,042	1,389,087
EVI Industries Inc.(a)	14,500	417,165
General Finance Corp.(a)	30,001	364,512
Houston Wire & Cable Co.(a)	43,455	226,835
Huttig Building Products Inc.(a)(b)	76,144	278,687
Lawson Products Inc./DE(a)	12,551	650,895
Titan Machinery Inc.(a)	54,139	1,380,545
Transcat Inc.(a)(b)	19,774	970,508
Veritiv Corp.(a)	40,042	1,703,387
Willis Lease Finance Corp.(a)	8,516	370,105

		11,520,986

Water Utilities — 0.4%
Artesian Resources Corp., Class A, NVS	23,132	910,938
Cadiz Inc.(a)(b)	58,869	564,554
Consolidated Water Co. Ltd.	41,892	563,447
Global Water Resources Inc.	36,621	597,288
Pure Cycle Corp.(a)	55,221	741,066
York Water Co. (The)	36,773	1,800,774

		5,178,067

Wireless Telecommunication Services — 0.3%
Boingo Wireless Inc.(a)	123,052	1,731,342
Gogo Inc.(a)(b)	155,335	1,500,536
Spok Holdings Inc.	51,059	535,609

		3,767,487

Total Common Stocks — 99.9% (Cost: $1,030,785,149)		1,385,547,554

Preferred Stocks

Hotels, Restaurants & Leisure — 0.0%
FAT Brands Inc., 8.25%	960	19,200

Total Preferred Stocks — 0.0% (Cost: $12,564)		19,200

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2021	iShares® Micro-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Rights

Energy Equipment & Services — 0.0%
ION Geophysical Corp., (Expires 04/08/21)(a)(b)	48,296	$1

Total Rights — 0.0% (Cost: $0)		1

Short-Term Investments

Money Market Funds — 15.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(e)(f)(g)	216,341,025	216,470,830
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	680,000	680,000

		217,150,830

Total Short-Term Investments — 15.7% (Cost: $217,070,364)		217,150,830

Total Investments in Securities — 115.6% (Cost: $1,247,868,077)		1,602,717,585

Other Assets, Less Liabilities — (15.6)%		(216,129,055)

Net Assets — 100.0%		$1,386,588,530

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Rounds to less than $1.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$119,510,007	$96,860,755	(a)	$—		$10,766	$89,302	$216,470,830	216,341,025	$4,075,529	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,160,000	—		(480,000	)(a)	—	—	680,000	680,000	1,582		—

						$10,766	$89,302	$217,150,830		$4,077,111		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	6	06/18/21	$667	$44

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Micro-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$44

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:

Futures contracts	$1,357,996

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(172,221)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,647,438

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,385,274,962	$140,315	$132,277	$1,385,547,554
Preferred Stocks	19,200	—	—	19,200
Rights	—	1	—	1
Money Market Funds	217,150,830	—	—	217,150,830

	$1,602,444,992	$140,316	$132,277	$1,602,717,585

Derivative financial instruments(a)
Assets
Futures Contracts	$44	$—	$—	$44

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments March 31, 2021	iShares® Russell 1000 Pure U.S. Revenue ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
Huntington Ingalls Industries Inc.	16	$3,294
L3Harris Technologies Inc.	86	17,430
Mercury Systems Inc.(a)	23	1,625
TransDigm Group Inc.(a)	21	12,346
Virgin Galactic Holdings Inc.(a)	27	827

		35,522

Air Freight & Logistics — 0.2%
CH Robinson Worldwide Inc.	55	5,249

Airlines — 0.5%
Alaska Air Group Inc.	50	3,461
Southwest Airlines Co.	219	13,372

		16,833

Banks — 11.8%
Associated Banc-Corp.	62	1,323
Bank of America Corp.	3,156	122,106
Bank of Hawaii Corp.	16	1,432
Bank OZK	50	2,043
BOK Financial Corp.	13	1,161
Citizens Financial Group Inc.	174	7,682
Commerce Bancshares Inc.	43	3,294
Cullen/Frost Bankers Inc.	23	2,501
East West Bancorp. Inc.	58	4,280
Fifth Third Bancorp.	291	10,898
First Citizens BancShares Inc./NC, Class A	2	1,672
First Hawaiian Inc.	53	1,451
First Horizon Corp.	223	3,771
First Republic Bank/CA	70	11,673
FNB Corp.	131	1,664
Huntington Bancshares Inc./OH	413	6,492
KeyCorp.	397	7,932
M&T Bank Corp.	53	8,035
PacWest Bancorp.	48	1,831
People’s United Financial Inc.	172	3,079
Pinnacle Financial Partners Inc.	31	2,748
PNC Financial Services Group Inc. (The)	173	30,346
Prosperity Bancshares Inc.	37	2,771
Regions Financial Corp.	393	8,119
Signature Bank/New York NY	23	5,200
Sterling Bancorp./DE	79	1,819
SVB Financial Group(a)(b)	21	10,367
Synovus Financial Corp.	60	2,745
TCF Financial Corp.	62	2,881
Truist Financial Corp.	549	32,018
U.S. Bancorp	557	30,808
Umpqua Holdings Corp.	89	1,562
Webster Financial Corp.	37	2,039
Wells Fargo & Co.	1,549	60,519
Western Alliance Bancorp	40	3,778
Wintrust Financial Corp.	23	1,743
Zions Bancorp. NA	66	3,627

		407,410

Beverages — 0.5%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	3	3,619
Constellation Brands Inc., Class A	66	15,048

		18,667

Biotechnology — 2.2%
ACADIA Pharmaceuticals Inc.(a)(b)	45	1,161

Security	Shares	Value

Biotechnology (continued)
Acceleron Pharma Inc.(a)	21	$2,848
Agios Pharmaceuticals Inc.(a)(b)	25	1,291
Bluebird Bio Inc.(a)(b)	27	814
Exact Sciences Corp.(a)	61	8,039
Global Blood Therapeutics Inc.(a)	24	978
Incyte Corp.(a)(b)	75	6,095
Ionis Pharmaceuticals Inc.(a)(b)	54	2,428
Moderna Inc.(a)(b)	117	15,321
Neurocrine Biosciences Inc.(a)(b)	38	3,695
Regeneron Pharmaceuticals Inc.(a)(b)	39	18,452
Sage Therapeutics Inc.(a)(b)	21	1,572
Sarepta Therapeutics Inc.(a)(b)	31	2,310
Seagen Inc.(a)(b)	52	7,221
United Therapeutics Corp.(a)	17	2,844

		75,069

Building Products — 0.2%
Armstrong World Industries Inc.	20	1,802
AZEK Co. Inc. (The)(a)	37	1,556
Trex Co. Inc.(a)(b)	48	4,394

		7,752

Capital Markets — 3.3%
Ameriprise Financial Inc.	48	11,158
Apollo Global Management Inc.	70	3,291
Ares Management Corp., Class A	40	2,241
Cboe Global Markets Inc.	44	4,342
Charles Schwab Corp. (The)	564	36,762
CME Group Inc.	145	29,613
LPL Financial Holdings Inc.	32	4,549
Raymond James Financial Inc.	51	6,251
T Rowe Price Group Inc.	92	15,787

		113,994

Chemicals — 0.1%
Scotts Miracle-Gro Co. (The)	16	3,920

Commercial Services & Supplies — 1.4%
ADT Inc.	63	532
Cintas Corp.	36	12,287
IAA Inc.(a)	55	3,033
Republic Services Inc.	86	8,544
Rollins Inc.	91	3,132
Waste Management Inc.	173	22,320

		49,848

Construction Materials — 0.6%
Eagle Materials Inc.	17	2,285
Martin Marietta Materials Inc.	25	8,396
Vulcan Materials Co.	54	9,112

		19,793

Consumer Finance — 1.7%
Ally Financial Inc.	153	6,917
Capital One Financial Corp.	185	23,537
Credit Acceptance Corp.(a)(b)	3	1,081
Discover Financial Services	125	11,874
LendingTree Inc.(a)(b)	4	852
OneMain Holdings Inc.	30	1,612
Santander Consumer USA Holdings Inc.	29	785
SLM Corp.	153	2,749
Synchrony Financial	238	9,677

		59,084

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 Pure U.S. Revenue ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging — 0.3%
Packaging Corp. of America	39	$5,245
Westrock Co.	107	5,569

		10,814

Distributors — 0.2%
Pool Corp.	15	5,179

Diversified Consumer Services — 0.5%
Chegg Inc.(a)(b)	54	4,626
frontdoor Inc.(a)	35	1,881
Grand Canyon Education Inc.(a)(b)	19	2,035
H&R Block Inc.	75	1,635
Service Corp. International	69	3,522
Terminix Global Holdings Inc.(a)	54	2,574

		16,273

Diversified Financial Services — 0.3%
Equitable Holdings Inc.	164	5,350
Voya Financial Inc.	51	3,245

		8,595

Diversified Telecommunication Services — 5.6%
AT&T Inc.	2,910	88,086
Lumen Technologies Inc.	448	5,981
Verizon Communications Inc.	1,691	98,331

		192,398

Electric Utilities — 6.8%
Alliant Energy Corp.	102	5,524
American Electric Power Co. Inc.	203	17,194
Avangrid Inc.	23	1,146
Duke Energy Corp.	301	29,056
Edison International	146	8,556
Entergy Corp.	83	8,256
Evergy Inc.	93	5,536
Eversource Energy	141	12,209
Exelon Corp.	399	17,452
FirstEnergy Corp.	222	7,701
Hawaiian Electric Industries Inc.	44	1,955
IDACORP Inc.	20	1,999
NextEra Energy Inc.	799	60,412
NRG Energy Inc.	99	3,735
OGE Energy Corp.	82	2,654
PG&E Corp.(a)(b)	542	6,347
Pinnacle West Capital Corp.	46	3,742
Southern Co. (The)	433	26,915
Xcel Energy Inc.	215	14,300

		234,689

Electrical Equipment — 0.2%
Acuity Brands Inc.(b)	14	2,310
Hubbell Inc.	22	4,112

		6,422

Electronic Equipment, Instruments & Components — 0.3%
CDW Corp./DE	58	9,614

Energy Equipment & Services — 0.0%
Helmerich & Payne Inc.	43	1,159

Entertainment — 0.5%
Madison Square Garden Entertainment Corp.(a)	8	654
Madison Square Garden Sports Corp.(a)	7	1,256
Roku Inc.(a)	44	14,334

		16,244

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 8.2%
Alexandria Real Estate Equities Inc.	56	$9,201
American Campus Communities Inc.	56	2,418
American Homes 4 Rent, Class A	112	3,734
Apartment Income REIT Corp.	61	2,608
Apartment Investment & Management Co., Class A	58	356
Apple Hospitality REIT Inc.	85	1,238
AvalonBay Communities Inc.	57	10,517
Boston Properties Inc.	64	6,481
Brandywine Realty Trust	68	878
Brixmor Property Group Inc.	121	2,448
Brookfield Property REIT Inc., Class A	16	287
Camden Property Trust	39	4,286
CoreSite Realty Corp.	16	1,918
Corporate Office Properties Trust	45	1,185
Cousins Properties Inc.	61	2,156
Crown Castle International Corp.	170	29,262
CubeSmart	79	2,989
CyrusOne Inc.	49	3,318
Douglas Emmett Inc.	68	2,135
Duke Realty Corp.	151	6,331
Empire State Realty Trust Inc., Class A	59	657
EPR Properties	30	1,398
Equity Commonwealth	48	1,334
Equity LifeStyle Properties Inc.	71	4,518
Equity Residential	150	10,744
Essex Property Trust Inc.	26	7,068
Extra Space Storage Inc.	52	6,893
Federal Realty Investment Trust	31	3,145
First Industrial Realty Trust Inc.	52	2,381
Gaming and Leisure Properties Inc.	89	3,776
Healthcare Trust of America Inc., Class A	89	2,455
Healthpeak Properties Inc.	221	7,015
Highwoods Properties Inc.	42	1,803
Host Hotels & Resorts Inc.	286	4,819
Hudson Pacific Properties Inc.	61	1,655
Invitation Homes Inc.	230	7,358
JBG SMITH Properties	50	1,590
Kilroy Realty Corp.	48	3,150
Kimco Realty Corp.	168	3,150
Lamar Advertising Co., Class A	35	3,287
Life Storage Inc.	31	2,664
Medical Properties Trust Inc.	235	5,001
Mid-America Apartment Communities Inc.	46	6,641
National Retail Properties Inc.	71	3,129
Omega Healthcare Investors Inc.	94	3,443
Outfront Media Inc.	59	1,288
Paramount Group Inc.	77	780
Park Hotels & Resorts Inc.	96	2,072
Public Storage	61	15,052
Realty Income Corp.	153	9,715
Regency Centers Corp.	69	3,913
Rexford Industrial Realty Inc.	54	2,722
Simon Property Group Inc.	134	15,245
SL Green Realty Corp.	29	2,030
Spirit Realty Capital Inc.	47	1,998
STORE Capital Corp.	99	3,316
Sun Communities Inc.	44	6,602
UDR Inc.	120	5,263
Ventas Inc.	153	8,161
VEREIT Inc.	89	3,437

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 Pure U.S. Revenue ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
VICI Properties Inc.	219	$6,185
Vornado Realty Trust	72	3,268
Weingarten Realty Investors	49	1,319

		285,186

Food & Staples Retailing — 0.6%
Albertsons Companies Inc., Class A(b)	63	1,201
Casey’s General Stores Inc.	15	3,243
Grocery Outlet Holding Corp.(a)(b)	30	1,106
Kroger Co. (The)	310	11,157
Sprouts Farmers Market Inc.(a)	48	1,278
U.S. Foods Holding Corp.(a)	90	3,431

		21,416

Food Products — 1.0%
Campbell Soup Co.	80	4,022
Conagra Brands Inc.	199	7,482
Flowers Foods Inc.	79	1,880
Hormel Foods Corp.	114	5,447
JM Smucker Co. (The)	46	5,820
Post Holdings Inc.(a)(b)	25	2,643
Tyson Foods Inc., Class A	118	8,768

		36,062

Gas Utilities — 0.2%
Atmos Energy Corp.	52	5,140
National Fuel Gas Co.	36	1,800

		6,940

Health Care Providers & Services — 9.9%
Amedisys Inc.(a)(b)	13	3,442
AmerisourceBergen Corp.	60	7,084
Anthem Inc.	102	36,613
Cardinal Health Inc.	120	7,290
Centene Corp.(a)(b)	235	15,019
Chemed Corp.	6	2,759
Cigna Corp.	140	33,844
CVS Health Corp.	533	40,098
DaVita Inc.(a)	30	3,233
Encompass Health Corp.	41	3,358
Guardant Health Inc.(a)(b)	33	5,037
Humana Inc.	52	21,801
Molina Healthcare Inc.(a)(b)	24	5,610
Oak Street Health Inc.(a)(b)	36	1,954
Premier Inc., Class A	50	1,692
Quest Diagnostics Inc.	55	7,059
UnitedHealth Group Inc.	385	143,247
Universal Health Services Inc., Class B	30	4,002

		343,142

Health Care Technology — 0.3%
Cerner Corp.	125	8,985
Change Healthcare Inc.(a)(b)	99	2,188

		11,173

Hotels, Restaurants & Leisure — 0.9%
Chipotle Mexican Grill Inc.(a)(b)	11	15,629
Choice Hotels International Inc.	15	1,609
Darden Restaurants Inc.	54	7,668
Extended Stay America Inc.	72	1,422
Planet Fitness Inc., Class A(a)(b)	34	2,628
Six Flags Entertainment Corp.	31	1,441
Wendy’s Co. (The)	73	1,479

		31,876

Security	Shares	Value

Household Durables — 1.1%
DR Horton Inc.	136	$12,120
Lennar Corp., Class A	111	11,237
Lennar Corp., Class B	7	576
NVR Inc.(a)	1	4,711
PulteGroup Inc.	109	5,716
Toll Brothers Inc.	46	2,610

		36,970

Household Products — 0.0%
Reynolds Consumer Products Inc.	20	596

Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp.	200	3,536

Insurance — 3.7%
Allstate Corp. (The)	124	14,248
American Financial Group Inc./OH	29	3,309
American National Group Inc.	3	324
Athene Holding Ltd., Class A(a)(b)	47	2,369
Brighthouse Financial Inc.(a)	36	1,593
Brown & Brown Inc.	96	4,388
Cincinnati Financial Corp.	62	6,392
CNA Financial Corp.	12	535
Erie Indemnity Co., Class A, NVS	10	2,209
Fidelity National Financial Inc.	111	4,513
First American Financial Corp.	45	2,549
Globe Life Inc.	43	4,155
GoHealth Inc., Class A(a)	18	210
Hanover Insurance Group Inc. (The)	15	1,942
Hartford Financial Services Group Inc. (The)	146	9,751
Kemper Corp.	26	2,073
Lemonade Inc.(a)(b)	14	1,304
Lincoln National Corp.	79	4,919
Loews Corp.	93	4,769
Mercury General Corp.	11	669
Old Republic International Corp.	115	2,512
Principal Financial Group Inc.	111	6,655
Progressive Corp. (The)	238	22,755
Travelers Companies Inc. (The)	104	15,642
Unum Group	83	2,310
White Mountains Insurance Group Ltd.	1	1,115
WR Berkley Corp.	57	4,295

		127,505

Interactive Media & Services — 0.3%
Zillow Group Inc., Class A(a)(b)	24	3,153
Zillow Group Inc., Class C, NVS(a)	60	7,779

		10,932

Internet & Direct Marketing Retail — 0.3%
Grubhub Inc.(a)(b)	38	2,280
Wayfair Inc., Class A(a)(b)	29	9,128

		11,408

IT Services — 2.7%
Black Knight Inc.(a)	62	4,587
Broadridge Financial Solutions Inc.	47	7,196
Fiserv Inc.(a)(b)	234	27,855
Jack Henry & Associates Inc.	31	4,703
Paychex Inc.	132	12,939
Square Inc., Class A(a)(b)	151	34,285
Switch Inc., Class A	36	585

		92,150

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 Pure U.S. Revenue ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products — 0.3%
Peloton Interactive Inc., Class A(a)(b)	104	$11,694

Life Sciences Tools & Services — 0.0%
Adaptive Biotechnologies Corp.(a)(b)	31	1,248

Machinery — 0.0%
Trinity Industries Inc.	36	1,026

Marine — 0.0%
Kirby Corp.(a)(b)	25	1,507

Media — 1.8%
Altice USA Inc., Class A(a)(b)	92	2,993
Cable One Inc.	2	3,657
Charter Communications Inc., Class A(a)(b)	57	35,170
DISH Network Corp., Class A(a)(b)	100	3,620
Fox Corp., Class A, NVS	137	4,947
Fox Corp., Class B	65	2,270
New York Times Co. (The), Class A	67	3,391
Nexstar Media Group Inc., Class A	18	2,528
Sirius XM Holdings Inc.(b)	456	2,777

		61,353

Metals & Mining — 0.5%
Nucor Corp.	123	9,873
Reliance Steel & Aluminum Co.	26	3,960
Steel Dynamics Inc.	82	4,162

		17,995

Mortgage Real Estate Investment — 0.4%
AGNC Investment Corp.	221	3,704
Annaly Capital Management Inc.	574	4,936
New Residential Investment Corp.	168	1,890
Starwood Property Trust Inc.	112	2,771

		13,301

Multi-Utilities — 2.8%
Ameren Corp.	101	8,217
CenterPoint Energy Inc.	206	4,666
CMS Energy Corp.	117	7,163
Consolidated Edison Inc.	140	10,472
Dominion Energy Inc.	334	25,371
DTE Energy Co.	79	10,518
MDU Resources Group Inc.	81	2,560
NiSource Inc.	157	3,785
Public Service Enterprise Group Inc.	207	12,464
WEC Energy Group Inc.	130	12,167

		97,383

Multiline Retail — 2.3%
Dollar General Corp.	100	20,262
Dollar Tree Inc.(a)(b)	96	10,988
Kohl’s Corp.	65	3,875
Nordstrom Inc.	45	1,704
Ollie’s Bargain Outlet Holdings Inc.(a)	23	2,001
Target Corp.	204	40,406

		79,236

Oil, Gas & Consumable Fuels — 3.1%
Antero Midstream Corp.	117	1,056
Cabot Oil & Gas Corp.	160	3,005
Cimarex Energy Co.	41	2,435
Continental Resources Inc./OK	30	776
Devon Energy Corp.	240	5,244
Diamondback Energy Inc.	70	5,144

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
EOG Resources Inc.	238	$17,262
EQT Corp.	112	2,081
Equitrans Midstream Corp.	166	1,355
HollyFrontier Corp.	61	2,183
Kinder Morgan Inc.	796	13,253
Marathon Oil Corp.	322	3,439
Marathon Petroleum Corp.	265	14,175
ONEOK Inc.	181	9,169
Pioneer Natural Resources Co.	83	13,182
Targa Resources Corp.	93	2,953
Williams Companies Inc. (The)	498	11,798

		108,510

Pharmaceuticals — 0.5%
Horizon Therapeutics PLC(a)(b)	80	7,363
Jazz Pharmaceuticals PLC(a)(b)	23	3,781
Reata Pharmaceuticals Inc., Class A(a)(b)	11	1,097
Royalty Pharma PLC, Class A	131	5,714

		17,955

Professional Services — 0.9%
Booz Allen Hamilton Holding Corp.	56	4,510
CACI International Inc., Class A(a)(b)	10	2,467
CoreLogic Inc.	30	2,378
CoStar Group Inc.(a)	15	12,328
Dun & Bradstreet Holdings Inc.(a)(b)	57	1,357
Leidos Holdings Inc.	55	5,295
Science Applications International Corp.	24	2,006

		30,341

Real Estate Management & Development — 0.0%
Howard Hughes Corp. (The)(a)	16	1,522

Road & Rail — 4.3%
AMERCO	3	1,838
CSX Corp.	311	29,987
JB Hunt Transport Services Inc.	35	5,882
Knight-Swift Transportation Holdings Inc.	51	2,453
Landstar System Inc.(b)	16	2,641
Lyft Inc., Class A(a)(b)	103	6,507
Norfolk Southern Corp.	103	27,658
Old Dominion Freight Line Inc.(b)	40	9,616
Schneider National Inc., Class B	24	599
Union Pacific Corp.	273	60,172

		147,353

Software — 2.8%
2U Inc.(a)(b)	28	1,070
Avalara Inc.(a)	33	4,403
Bill.Com Holdings Inc.(a)(b)	31	4,511
Duck Creek Technologies Inc.(a)(b)	30	1,354
Five9 Inc.(a)	25	3,908
Intuit Inc.	103	39,455
nCino Inc.(a)(b)	19	1,268
Paycom Software Inc.(a)(b)	19	7,031
Paylocity Holding Corp.(a)(b)	15	2,697
RealPage Inc.(a)(b)	36	3,139
RingCentral Inc., Class A(a)(b)	32	9,532
Trade Desk Inc. (The), Class A(a)(b)	16	10,427
Tyler Technologies Inc.(a)(b)	16	6,793

		95,588

Specialty Retail — 9.1%
Advance Auto Parts Inc.	26	4,771

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 Pure U.S. Revenue ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
AutoNation Inc.(a)(b)	24	$2,237
AutoZone Inc.(a)(b)	9	12,639
Best Buy Co. Inc.	94	10,792
Burlington Stores Inc.(a)(b)	26	7,769
CarMax Inc.(a)(b)	67	8,888
Carvana Co.(a)(b)	22	5,773
Dick’s Sporting Goods Inc.	26	1,980
Five Below Inc.(a)(b)	22	4,197
Floor & Decor Holdings Inc., Class A(a)(b)	39	3,724
Home Depot Inc. (The)	438	133,699
L Brands Inc.	94	5,815
Lowe’s Companies Inc.	299	56,864
O’Reilly Automotive Inc.(a)(b)	28	14,203
Ross Stores Inc.	143	17,147
Tractor Supply Co.	47	8,323
Ulta Beauty Inc.(a)	22	6,802
Vroom Inc.(a)(b)	42	1,637
Williams-Sonoma Inc.	32	5,734

		312,994

Textiles, Apparel & Luxury Goods — 0.0%
Carter’s Inc.	17	1,512

Thrifts & Mortgage Finance — 0.2%
MGIC Investment Corp.	138	1,911
New York Community Bancorp. Inc.	183	2,310
Rocket Companies Inc., Class A	45	1,039
TFS Financial Corp.	20	407

		5,667

Tobacco — 1.1%
Altria Group Inc.	759	38,830

Trading Companies & Distributors — 0.8%
Fastenal Co.	234	11,765
MSC Industrial Direct Co. Inc., Class A	19	1,714
United Rentals Inc.(a)	29	9,550
Watsco Inc.	13	3,390

		26,419

Security	Shares	Value

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.(b)	30	$954

Water Utilities — 0.5%
American Water Works Co. Inc.	74	11,094
Essential Utilities Inc.	100	4,475

		15,569

Wireless Telecommunication Services — 0.9%
Telephone and Data Systems Inc.	41	941
T-Mobile U.S. Inc.(a)(b)	224	28,065
U.S. Cellular Corp.(a)	6	219

		29,225

Total Common Stocks — 99.8% (Cost: $2,946,950)		3,450,602

Short-Term Investments

Money Market Funds — 12.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	440,182	440,446

Total Short-Term Investments — 12.7% (Cost: $440,446)		440,446

Total Investments in Securities — 112.5% (Cost: $3,387,396)		3,891,048

Other Assets, Less Liabilities — (12.5)%		(432,040)

Net Assets — 100.0%		$3,459,008

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$440,446	(a)	$—	$—	$—	$440,446	440,182	$2,541	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 1000 Pure U.S. Revenue ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,450,602	$—	$—	$3,450,602
Money Market Funds	440,446	—	—	440,446

	$3,891,048	$—	$—	$3,891,048

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments March 31, 2021	iShares® Russell 2500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.1%
Axon Enterprise Inc.(a)(b)	2,664	$379,407
BWX Technologies Inc.	4,052	267,189
Curtiss-Wright Corp.	1,766	209,448
Hexcel Corp.	3,535	197,960
Howmet Aerospace Inc.	16,812	540,170
Huntington Ingalls Industries Inc.	1,683	346,445
Mercury Systems Inc.(a)	2,308	163,060
Spirit AeroSystems Holdings Inc., Class A(b)	4,466	217,271
Textron Inc.	9,692	543,527
Virgin Galactic Holdings Inc.(a)(b)	2,834	86,805

		2,951,282

Air Freight & Logistics — 0.2%
XPO Logistics Inc.(a)	3,862	476,185

Airlines — 0.5%
Alaska Air Group Inc.	5,177	358,300
American Airlines Group Inc.(b)	26,249	627,351
Copa Holdings SA, Class A, NVS	1,335	107,855
JetBlue Airways Corp.(a)(b)	13,360	271,742

		1,365,248

Auto Components — 0.5%
BorgWarner Inc.	10,389	481,634
Gentex Corp.	10,431	372,074
Lear Corp.	2,553	462,731

		1,316,439

Automobiles — 0.2%
Harley-Davidson Inc.	6,489	260,209
Thor Industries Inc.	2,254	303,704

		563,913

Banks — 2.6%
Associated Banc-Corp.	6,406	136,704
Bank of Hawaii Corp.	1,691	151,328
Bank OZK	5,199	212,379
BOK Financial Corp.	1,344	120,046
Comerica Inc.	5,926	425,131
Commerce Bancshares Inc.	4,497	344,515
Cullen/Frost Bankers Inc.	2,380	258,849
East West Bancorp. Inc.	5,996	442,505
First Citizens BancShares Inc./NC, Class A	266	222,315
First Hawaiian Inc.	5,471	149,741
First Horizon Corp.	23,238	392,955
FNB Corp.	13,733	174,409
PacWest Bancorp.	4,942	188,537
People’s United Financial Inc.	18,012	322,415
Pinnacle Financial Partners Inc.	3,145	278,836
Popular Inc.	3,533	248,441
Prosperity Bancshares Inc.	3,811	285,406
Signature Bank/New York NY	2,394	541,283
Sterling Bancorp./DE	8,189	188,511
Synovus Financial Corp.	6,211	284,153
TCF Financial Corp.	6,425	298,505
Umpqua Holdings Corp.	9,402	165,005
Webster Financial Corp.	3,796	209,198
Western Alliance Bancorp	4,161	392,965
Wintrust Financial Corp.	2,398	181,768
Zions Bancorp. NA	6,877	377,960

		6,993,860

Security	Shares	Value

Beverages — 0.2%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	376	$453,561

Biotechnology — 1.0%
ACADIA Pharmaceuticals Inc.(a)(b)	4,713	121,596
Acceleron Pharma Inc.(a)	2,189	296,850
Agios Pharmaceuticals Inc.(a)	2,616	135,090
Alkermes PLC(a)	6,738	125,866
Bluebird Bio Inc.(a)(b)	2,862	86,289
Exelixis Inc.(a)	13,054	294,890
Global Blood Therapeutics Inc.(a)(b)	2,556	104,157
Ionis Pharmaceuticals Inc.(a)	5,527	248,494
Iovance Biotherapeutics Inc.(a)	5,869	185,813
Neurocrine Biosciences Inc.(a)(b)	3,964	385,499
Sage Therapeutics Inc.(a)(b)	2,161	161,751
Sana Biotechnology Inc.(a)(b)	1,047	35,043
Sarepta Therapeutics Inc.(a)(b)	3,208	239,092
United Therapeutics Corp.(a)	1,842	308,111

		2,728,541

Building Products — 1.2%
A O Smith Corp.	5,637	381,118
Allegion PLC	3,924	492,933
Armstrong World Industries Inc.	2,017	181,711
AZEK Co. Inc. (The)(a)	3,901	164,037
Fortune Brands Home & Security Inc.	5,849	560,451
Lennox International Inc.	1,471	458,349
Owens Corning	4,553	419,286
Trex Co. Inc.(a)(b)	4,925	450,834

		3,108,719

Capital Markets — 1.2%
Affiliated Managers Group Inc.(b)	1,918	285,839
Ares Management Corp., Class A	4,189	234,710
Carlyle Group Inc. (The)	5,006	184,020
Evercore Inc., Class A	1,681	221,455
FactSet Research Systems Inc.	1,582	488,189
Invesco Ltd.	16,058	404,983
Lazard Ltd., Class A	4,268	185,701
LPL Financial Holdings Inc.	3,344	475,383
Morningstar Inc.	921	207,262
SEI Investments Co.	4,800	292,464
Virtu Financial Inc., Class A	2,659	82,562

		3,062,568

Chemicals — 1.7%
Albemarle Corp.	4,914	717,984
Ashland Global Holdings Inc.	2,357	209,231
Axalta Coating Systems Ltd.(a)	8,965	265,185
Cabot Corp.	2,365	124,021
CF Industries Holdings Inc.	9,094	412,686
Chemours Co. (The)	6,916	193,025
Element Solutions Inc.	9,212	168,487
Huntsman Corp.	8,519	245,603
Mosaic Co. (The)	14,709	464,951
NewMarket Corp.	291	110,627
Olin Corp.	6,041	229,377
RPM International Inc.	5,436	499,297
Scotts Miracle-Gro Co. (The)	1,725	422,573
Valvoline Inc.	7,776	202,720
Westlake Chemical Corp.	1,441	127,946
WR Grace & Co.	2,388	142,946

		4,536,659

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies — 0.4%
ADT Inc.	6,690	$56,464
Clean Harbors Inc.(a)	2,180	183,251
Driven Brands Holdings Inc.(a)(b)	1,404	35,690
IAA Inc.(a)	5,717	315,235
MSA Safety Inc.	1,544	231,631
Stericycle Inc.(a)	3,889	262,546

		1,084,817

Communications Equipment — 0.4%
Ciena Corp.(a)	6,505	355,954
CommScope Holding Co. Inc.(a)(b)	8,258	126,843
EchoStar Corp., Class A(a)(b)	2,085	50,040
Lumentum Holdings Inc.(a)	3,220	294,147
ViaSat Inc.(a)(b)	2,503	120,319

		947,303

Construction & Engineering — 0.4%
AECOM(a)	6,008	385,173
Quanta Services Inc.	5,815	511,604
Valmont Industries Inc.	886	210,575

		1,107,352

Construction Materials — 0.1%
Eagle Materials Inc.	1,758	236,293

Consumer Finance — 0.6%
Ally Financial Inc.	15,912	719,382
Credit Acceptance Corp.(a)	398	143,372
LendingTree Inc.(a)	466	99,258
OneMain Holdings Inc.	3,128	168,036
Santander Consumer USA Holdings Inc.	3,117	84,346
SLM Corp.	15,998	287,484
Upstart Holdings Inc.(a)(b)	513	66,105

		1,567,983

Containers & Packaging — 1.3%
AptarGroup Inc.	2,736	387,609
Ardagh Group SA	781	19,845
Avery Dennison Corp.	3,541	650,305
Berry Global Group Inc.(a)	5,729	351,760
Crown Holdings Inc.	5,521	535,758
Graphic Packaging Holding Co.	11,391	206,860
Packaging Corp. of America	3,989	536,441
Sealed Air Corp.	6,611	302,916
Silgan Holdings Inc.	3,355	141,011
Sonoco Products Co.	4,239	268,329

		3,400,834

Distributors — 0.2%
Pool Corp.	1,651	569,991

Diversified Consumer Services — 0.8%
Bright Horizons Family Solutions Inc.(a)	2,550	437,197
Chegg Inc.(a)	5,549	475,327
frontdoor Inc.(a)	3,664	196,940
Graham Holdings Co., Class B	164	92,240
Grand Canyon Education Inc.(a)(b)	1,977	211,737
H&R Block Inc.	7,831	170,716
Service Corp. International	7,175	366,284
Terminix Global Holdings Inc.(a)(b)	5,618	267,810

		2,218,251

Diversified Financial Services — 0.2%
Jefferies Financial Group Inc.	9,400	282,940

Security	Shares	Value

Diversified Financial Services (continued)
Voya Financial Inc.	5,258	$334,619

		617,559

Electric Utilities — 0.8%
Hawaiian Electric Industries Inc.	4,576	203,312
IDACORP Inc.	2,152	215,135
NRG Energy Inc.	10,356	390,732
OGE Energy Corp.	8,539	276,322
PG&E Corp.(a)	56,405	660,502
Pinnacle West Capital Corp.	4,779	388,772

		2,134,775

Electrical Equipment — 1.1%
Acuity Brands Inc.	1,511	249,315
Array Technologies Inc.(a)(b)	5,228	155,899
Generac Holdings Inc.(a)	2,594	849,405
GrafTech International Ltd.	7,202	88,081
Hubbell Inc.	2,300	429,847
nVent Electric PLC	6,609	184,457
Regal Beloit Corp.	1,719	245,267
Sensata Technologies Holding PLC(a)(b)	6,563	380,326
Shoals Technologies Group Inc., Class A(a)	3,387	117,800
Vertiv Holdings Co.	10,089	201,780

		2,902,177

Electronic Equipment, Instruments & Components — 1.4%
Arrow Electronics Inc.(a)	3,149	348,972
Avnet Inc.	4,175	173,304
Cognex Corp.(b)	7,137	592,300
Coherent Inc.(a)	1,042	263,511
Dolby Laboratories Inc., Class A	2,720	268,519
FLIR Systems Inc.	5,540	312,844
Jabil Inc.	6,260	326,522
Littelfuse Inc.	1,003	265,233
National Instruments Corp.	5,467	236,092
SYNNEX Corp.	1,764	202,578
Trimble Inc.(a)	10,585	823,407

		3,813,282

Energy Equipment & Services — 0.1%
Helmerich & Payne Inc.	4,476	120,673
NOV Inc.	16,417	225,241

		345,914

Entertainment — 0.5%
Liberty Media Corp.-Liberty Formula One, Class A(a)	1,043	39,863
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)(b)	8,441	365,411
Lions Gate Entertainment Corp., Class A(a)	2,583	38,616
Lions Gate Entertainment Corp., Class B, NVS(a)	4,991	64,384
Madison Square Garden Entertainment Corp.(a)(b)	798	65,276
Madison Square Garden Sports Corp.(a)	799	143,388
World Wrestling Entertainment Inc., Class A	1,945	105,536
Zynga Inc., Class A(a)	37,784	385,775

		1,208,249

Equity Real Estate Investment Trusts (REITs) — 4.6%
American Campus Communities Inc.	5,831	251,724
American Homes 4 Rent, Class A	11,561	385,444
Americold Realty Trust	10,098	388,470
Apartment Income REIT Corp.	6,305	269,602
Apartment Investment & Management Co., Class A	6,344	38,952
Apple Hospitality REIT Inc.	8,927	130,066
Brandywine Realty Trust	7,128	92,023

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Brixmor Property Group Inc.	12,641	$255,727
Camden Property Trust	4,009	440,629
CoreSite Realty Corp.	1,716	205,663
Corporate Office Properties Trust	4,782	125,910
Cousins Properties Inc.	6,267	221,538
CubeSmart	8,240	311,719
CyrusOne Inc.	5,120	346,726
Douglas Emmett Inc.	7,118	223,505
Empire State Realty Trust Inc., Class A	6,038	67,203
EPR Properties	3,131	145,873
Equity Commonwealth	4,965	138,027
Equity LifeStyle Properties Inc.	7,396	470,681
Federal Realty Investment Trust	3,255	330,220
First Industrial Realty Trust Inc.	5,444	249,281
Gaming and Leisure Properties Inc.	9,223	391,332
Healthcare Trust of America Inc., Class A	9,213	254,095
Highwoods Properties Inc.	4,394	188,678
Hudson Pacific Properties Inc.	6,345	172,140
Iron Mountain Inc.	12,179	450,745
JBG SMITH Properties	5,209	165,594
Kilroy Realty Corp.	4,924	323,162
Kimco Realty Corp.	17,590	329,813
Lamar Advertising Co., Class A	3,658	343,559
Life Storage Inc.	3,136	269,539
Medical Properties Trust Inc.	24,415	519,551
National Retail Properties Inc.	7,368	324,708
Omega Healthcare Investors Inc.	9,736	356,630
Outfront Media Inc.	6,166	134,604
Paramount Group Inc.	7,997	81,010
Park Hotels & Resorts Inc.	10,004	215,886
Rayonier Inc.	5,617	181,148
Regency Centers Corp.	7,175	406,894
Rexford Industrial Realty Inc.	5,466	275,486
SL Green Realty Corp.	2,989	209,200
Spirit Realty Capital Inc.	4,825	205,063
STORE Capital Corp.	10,277	344,280
VEREIT Inc.	9,317	359,823
VICI Properties Inc.	22,771	643,053
Weingarten Realty Investors	5,170	139,125

		12,374,101

Food & Staples Retailing — 0.4%
Albertsons Companies Inc., Class A(b)	6,492	123,802
Casey’s General Stores Inc.	1,568	338,986
Grocery Outlet Holding Corp.(a)(b)	3,092	114,064
Sprouts Farmers Market Inc.(a)	5,051	134,458
U.S. Foods Holding Corp.(a)	9,356	356,651

		1,067,961

Food Products — 0.9%
Beyond Meat Inc.(a)	2,218	288,606
Bunge Ltd.	5,775	457,784
Flowers Foods Inc.	8,327	198,183
Hain Celestial Group Inc. (The)(a)	3,621	157,876
Ingredion Inc.	2,859	257,081
Lamb Weston Holdings Inc.	6,210	481,151
Pilgrim’s Pride Corp.(a)	2,259	53,742
Post Holdings Inc.(a)(b)	2,568	271,489
Seaboard Corp.	10	36,900
TreeHouse Foods Inc.(a)(b)	2,394	125,062

		2,327,874

Security	Shares	Value

Gas Utilities — 0.2%
National Fuel Gas Co.	3,708	$185,363
UGI Corp.	8,857	363,226

		548,589

Health Care Equipment & Supplies — 1.0%
Envista Holdings Corp.(a)	6,796	277,277
Globus Medical Inc., Class A(a)(b)	3,229	199,132
Haemonetics Corp.(a)	2,144	238,005
Hill-Rom Holdings Inc.	2,827	312,327
ICU Medical Inc.(a)(b)	824	169,283
Integra LifeSciences Holdings Corp.(a)(b)	3,029	209,274
Novocure Ltd.(a)(b)	4,290	567,052
Penumbra Inc.(a)	1,404	379,894
Quidel Corp.(a)(b)	1,576	201,618
Tandem Diabetes Care Inc.(a)(b)	2,573	227,067

		2,780,929

Health Care Providers & Services — 0.9%
Acadia Healthcare Co. Inc.(a)	3,743	213,875
Amedisys Inc.(a)(b)	1,363	360,909
Chemed Corp.	661	303,941
Encompass Health Corp.	4,192	343,325
Guardant Health Inc.(a)(b)	3,497	533,817
Molina Healthcare Inc.(a)	2,402	561,491
Premier Inc., Class A	5,180	175,343
Signify Health Inc., Class A(a)	826	24,169

		2,516,870

Health Care Technology — 0.1%
American Well Corp., Class A(a)(b)	2,411	41,879
Certara Inc.(a)(b)	1,783	48,676
Change Healthcare Inc.(a)	10,293	227,475

		318,030

Hotels, Restaurants & Leisure — 1.0%
Aramark	9,721	367,259
Choice Hotels International Inc.	1,478	158,575
Extended Stay America Inc.	7,587	149,843
Hyatt Hotels Corp., Class A	1,501	124,133
Norwegian Cruise Line Holdings Ltd.(a)(b)	15,445	426,128
Planet Fitness Inc., Class A(a)(b)	3,486	269,468
Six Flags Entertainment Corp.	3,222	149,726
Travel + Leisure Co.	3,579	218,892
Vail Resorts Inc.	1,701	496,114
Wendy’s Co. (The)	7,685	155,698
Wyndham Hotels & Resorts Inc.	3,898	272,002

		2,787,838

Household Durables — 1.1%
Leggett & Platt Inc.	5,613	256,233
Mohawk Industries Inc.(a)(b)	2,473	475,583
Newell Brands Inc.	16,356	438,014
NVR Inc.(a)(b)	142	668,952
PulteGroup Inc.	11,391	597,344
Tempur Sealy International Inc.	8,022	293,284
Toll Brothers Inc.	4,772	270,716

		3,000,126

Household Products — 0.1%
Energizer Holdings Inc.	2,873	136,353
Reynolds Consumer Products Inc.	2,052	61,108
Spectrum Brands Holdings Inc.	1,800	153,000

		350,461

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp.	20,780	$367,390

Industrial Conglomerates — 0.1%
Carlisle Companies Inc.	2,237	368,165

Insurance — 2.3%
Alleghany Corp.(a)	585	366,380
American Financial Group Inc./OH	3,035	346,294
American National Group Inc.	329	35,489
Assurant Inc.	2,503	354,850
Assured Guaranty Ltd.	1,925	81,389
Athene Holding Ltd., Class A(a)(b)	4,832	243,533
Axis Capital Holdings Ltd.	3,545	175,726
Brighthouse Financial Inc.(a)	3,753	166,070
Brown & Brown Inc.	10,039	458,883
Erie Indemnity Co., Class A, NVS	1,071	236,595
Everest Re Group Ltd.	1,678	415,825
First American Financial Corp.	4,620	261,723
Globe Life Inc.	4,393	424,496
GoHealth Inc., Class A(a)(b)	1,901	22,223
Hanover Insurance Group Inc. (The)	1,545	200,016
Kemper Corp.	2,614	208,388
Lemonade Inc.(a)(b)	1,423	132,524
Mercury General Corp.	1,146	69,688
Old Republic International Corp.	12,054	263,259
Primerica Inc.	1,664	245,972
Reinsurance Group of America Inc.	2,885	363,654
RenaissanceRe Holdings Ltd.	2,155	345,339
Unum Group	8,659	240,980
White Mountains Insurance Group Ltd.	129	143,822
WR Berkley Corp.	5,930	446,825

		6,249,943

Interactive Media & Services — 0.5%
TripAdvisor Inc.(a)	4,289	230,705
Zillow Group Inc., Class A(a)	2,496	327,925
Zillow Group Inc., Class C, NVS(a)(b)	6,145	796,638

		1,355,268

Internet & Direct Marketing Retail — 0.5%
Etsy Inc.(a)(b)	5,016	1,011,576
Grubhub Inc.(a)(b)	3,902	234,120
Qurate Retail Inc., Series A	16,138	189,783

		1,435,479

IT Services — 1.8%
Alliance Data Systems Corp.	1,999	224,068
Amdocs Ltd.	5,485	384,773
BigCommerce Holdings Inc., Series 1(a)(b)	1,851	106,988
Black Knight Inc.(a)	6,443	476,718
Concentrix Corp.(a)	1,761	263,657
DXC Technology Co.	10,800	337,608
Euronet Worldwide Inc.(a)(b)	2,140	295,962
Fastly Inc., Class A(a)(b)	3,345	225,052
Genpact Ltd.	7,953	340,547
Globant SA(a)(b)	1,639	340,273
MongoDB Inc.(a)	2,192	586,206
Sabre Corp.	13,436	198,987
StoneCo Ltd., Class A(a)	8,589	525,819
Switch Inc., Class A	3,702	60,194
WEX Inc.(a)(b)	1,869	391,032

		4,757,884

Security	Shares	Value

Leisure Products — 0.4%
Brunswick Corp./DE	3,360	$320,443
Mattel Inc.(a)(b)	14,585	290,533
Polaris Inc.	2,474	330,279

		941,255

Life Sciences Tools & Services — 2.0%
10X Genomics Inc., Class A(a)(b)	2,440	441,640
Adaptive Biotechnologies Corp.(a)(b)	3,246	130,684
Avantor Inc.(a)(b)	21,091	610,163
Berkeley Lights Inc.(a)(b)	1,045	52,490
Bio-Techne Corp.	1,636	624,837
Bruker Corp.	4,388	282,061
Charles River Laboratories International Inc.(a)(b)	2,078	602,267
Maravai LifeSciences Holdings Inc., Class A(a)(b)	2,713	96,691
PerkinElmer Inc.	4,740	608,095
PPD Inc.(a)	6,814	257,842
PRA Health Sciences Inc.(a)	2,683	411,384
QIAGEN NV(a)	9,555	465,233
Repligen Corp.(a)	2,312	449,476
Sotera Health Co.(a)	3,351	83,641
Syneos Health Inc.(a)	3,464	262,744

		5,379,248

Machinery — 2.2%
AGCO Corp.	2,630	377,800
Allison Transmission Holdings Inc.	4,822	196,882
Colfax Corp.(a)(b)	4,262	186,718
Crane Co.	2,074	194,769
Donaldson Co. Inc.	5,407	314,471
Flowserve Corp.	5,533	214,736
Gates Industrial Corp. PLC(a)	2,909	46,515
Graco Inc.	7,030	503,489
ITT Inc.	3,680	334,549
Lincoln Electric Holdings Inc.	2,417	297,146
Middleby Corp. (The)(a)(b)	2,346	388,850
Nordson Corp.	2,441	484,978
Oshkosh Corp.	2,879	341,622
Pentair PLC	7,029	438,047
Snap-on Inc.	2,291	528,625
Timken Co. (The)	2,693	218,591
Toro Co. (The)	4,551	469,390
Trinity Industries Inc.	3,713	105,783
Woodward Inc.	2,401	289,633

		5,932,594

Marine — 0.1%
Kirby Corp.(a)(b)	2,554	153,955

Media — 0.8%
Cable One Inc.	228	416,866
Interpublic Group of Companies Inc. (The)	16,548	483,202
John Wiley & Sons Inc., Class A	1,831	99,240
New York Times Co. (The), Class A	6,925	350,543
News Corp., Class A, NVS	16,471	418,858
News Corp., Class B	5,163	121,124
Nexstar Media Group Inc., Class A	1,805	253,476

		2,143,309

Metals & Mining — 0.4%
Reliance Steel & Aluminum Co.	2,691	409,813
Royal Gold Inc.	2,781	299,291
Steel Dynamics Inc.	8,537	433,338

		1,142,442

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment — 0.3%
AGNC Investment Corp.	22,991	$385,329
New Residential Investment Corp.	17,558	197,528
Starwood Property Trust Inc.	11,669	288,691

		871,548

Multi-Utilities — 0.1%
MDU Resources Group Inc.	8,512	269,064

Multiline Retail — 0.3%
Kohl’s Corp.	6,702	399,506
Nordstrom Inc.	4,630	175,338
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	2,318	201,666

		776,510

Oil, Gas & Consumable Fuels — 1.2%
Antero Midstream Corp.	12,215	110,301
APA Corp.	16,072	287,689
Cimarex Energy Co.	4,253	252,586
Continental Resources Inc./OK	3,166	81,904
Devon Energy Corp.	25,103	548,501
Diamondback Energy Inc.	7,205	529,495
EQT Corp.	11,727	217,888
Equitrans Midstream Corp.	17,476	142,604
HollyFrontier Corp.	6,385	228,455
Marathon Oil Corp.	33,559	358,410
Murphy Oil Corp.	6,210	101,906
Targa Resources Corp.	9,637	305,975

		3,165,714

Personal Products — 0.2%
Coty Inc., Class A	12,260	110,462
Herbalife Nutrition Ltd.(a)(b)	3,852	170,875
Nu Skin Enterprises Inc., Class A	2,128	112,550

		393,887

Pharmaceuticals — 0.9%
Catalent Inc.(a)	6,896	726,218
Horizon Therapeutics PLC(a)(b)	8,288	762,828
Jazz Pharmaceuticals PLC(a)	2,343	385,119
Nektar Therapeutics(a)(b)	7,381	147,620
Perrigo Co. PLC	5,792	234,402
Reata Pharmaceuticals Inc., Class A(a)(b)	1,112	110,866

		2,367,053

Professional Services — 1.2%
Booz Allen Hamilton Holding Corp.	5,759	463,772
CACI International Inc., Class A(a)	1,054	259,980
CoreLogic Inc.	3,093	245,120
FTI Consulting Inc.(a)	1,489	208,624
Jacobs Engineering Group Inc.	5,498	710,727
ManpowerGroup Inc.	2,459	243,195
Nielsen Holdings PLC	15,175	381,651
Robert Half International Inc.	4,690	366,148
Science Applications International Corp.	2,460	205,631

		3,084,848

Real Estate Management & Development — 0.2%
Howard Hughes Corp. (The)(a)	1,646	156,584
Jones Lang LaSalle Inc.(a)	2,193	392,635

		549,219

Road & Rail — 0.4%
AMERCO	378	231,563
Knight-Swift Transportation Holdings Inc.	5,321	255,887
Landstar System Inc.(b)	1,615	266,572

Security	Shares	Value

Road & Rail (continued)
Ryder System Inc.	2,227	$168,472
Schneider National Inc., Class B	2,523	62,999

		985,493

Semiconductors & Semiconductor Equipment — 2.5%
Allegro MicroSystems Inc.(a)	1,962	49,737
Cirrus Logic Inc.(a)	2,448	207,566
Cree Inc.(a)(b)	4,702	508,427
Enphase Energy Inc.(a)(b)	4,483	726,963
Entegris Inc.	5,706	637,931
First Solar Inc.(a)(b)	3,906	340,994
Inphi Corp.(a)	2,031	362,351
MKS Instruments Inc.	2,325	431,101
Monolithic Power Systems Inc.	1,876	662,622
ON Semiconductor Corp.(a)	17,282	719,104
SolarEdge Technologies Inc.(a)(b)	2,081	598,163
Teradyne Inc.	7,023	854,559
Universal Display Corp.	1,829	433,052

		6,532,570

Software — 4.3%
2U Inc.(a)(b)	2,942	112,473
Alteryx Inc., Class A(a)(b)	2,275	188,734
Anaplan Inc.(a)	5,751	309,691
Aspen Technology Inc.(a)	2,879	415,526
Avalara Inc.(a)	3,512	468,606
Bill.Com Holdings Inc.(a)(b)	3,158	459,489
CDK Global Inc.	5,178	279,923
Ceridian HCM Holding Inc.(a)(b)	4,963	418,232
Cloudflare Inc., Class A(a)	4,938	346,944
Datto Holding Corp.(a)	954	21,856
Duck Creek Technologies Inc.(a)	3,051	137,722
Dynatrace Inc.(a)(b)	7,791	375,838
Elastic NV(a)	2,806	312,027
Everbridge Inc.(a)(b)	1,506	182,497
Fair Isaac Corp.(a)(b)	1,192	579,372
FireEye Inc.(a)	9,619	188,244
Five9 Inc.(a)	2,629	410,992
Guidewire Software Inc.(a)(b)	3,572	363,022
HubSpot Inc.(a)	1,757	798,047
Jamf Holding Corp.(a)	1,723	60,856
JFrog Ltd.(a)	515	22,851
Manhattan Associates Inc.(a)(b)	2,694	316,222
McAfee Corp., Class A	1,506	34,246
Medallia Inc.(a)(b)	3,366	93,878
nCino Inc.(a)(b)	1,927	128,569
New Relic Inc.(a)(b)	2,261	139,006
Nuance Communications Inc.(a)(b)	12,135	529,571
Nutanix Inc., Class A(a)	8,006	212,639
Pagerduty Inc.(a)(b)	3,037	122,178
Paylocity Holding Corp.(a)(b)	1,628	292,763
Pegasystems Inc.	1,679	191,977
Pluralsight Inc., Class A(a)	5,203	116,235
Proofpoint Inc.(a)(b)	2,412	303,405
PTC Inc.(a)(b)	4,444	611,717
RealPage Inc.(a)(b)	3,728	325,082
Smartsheet Inc., Class A(a)(b)	4,819	308,030
SolarWinds Corp.(a)	2,054	35,822
Teradata Corp.(a)	4,581	176,552
Zendesk Inc.(a)(b)	4,917	652,093

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Zscaler Inc.(a)	3,077	$528,229

		11,571,156

Specialty Retail — 1.3%
AutoNation Inc.(a)(b)	2,435	226,991
Dick’s Sporting Goods Inc.	2,638	200,884
Five Below Inc.(a)(b)	2,325	443,587
Floor & Decor Holdings Inc., Class A(a)	3,996	381,538
Foot Locker Inc.	4,393	247,106
Gap Inc. (The)(a)	7,762	231,152
L Brands Inc.	9,768	604,248
Leslie’s Inc.(a)(b)	3,177	77,805
Penske Automotive Group Inc.	1,350	108,324
Petco Health & Wellness Co. Inc.(a)(b)	2,149	47,622
Vroom Inc.(a)(b)	4,391	171,205
Williams-Sonoma Inc.	3,273	586,522

		3,326,984

Technology Hardware, Storage & Peripherals — 0.2%
NCR Corp.(a)	5,455	207,017
Pure Storage Inc., Class A(a)(b)	10,512	226,428
Xerox Holdings Corp.	7,210	174,987

		608,432

Textiles, Apparel & Luxury Goods — 0.9%
Capri Holdings Ltd.(a)(b)	6,092	310,692
Carter’s Inc.	1,837	163,364
Columbia Sportswear Co.	1,219	128,763
Hanesbrands Inc.	14,760	290,329
PVH Corp.	2,987	315,726
Ralph Lauren Corp.	2,006	247,059
Skechers U.S.A. Inc., Class A(a)	5,696	237,580
Tapestry Inc.	11,778	485,371
Under Armour Inc., Class A(a)(b)	8,018	177,679
Under Armour Inc., Class C, NVS(a)	8,286	152,960

		2,509,523

Thrifts & Mortgage Finance — 0.2%
MGIC Investment Corp.	14,383	199,204
New York Community Bancorp. Inc.	19,130	241,421
TFS Financial Corp.	2,014	41,025

		481,650

Trading Companies & Distributors — 0.3%
Air Lease Corp.	4,535	222,215
MSC Industrial Direct Co. Inc., Class A	1,959	176,682
Univar Solutions Inc.(a)	7,122	153,408
Watsco Inc.	1,385	361,139

		913,444

Security	Shares	Value

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	3,113	$99,025

Water Utilities — 0.2%
Essential Utilities Inc.	9,504	425,304

Wireless Telecommunication Services — 0.1%
Telephone and Data Systems Inc.	4,272	98,085
U.S. Cellular Corp.(a)	603	21,998

		120,083

Total Common Stocks — 55.0% (Cost: $117,563,387)		147,062,973

Investment Companies

Exchange Traded Funds — 44.8%
iShares Russell 2000 ETF(b)(c)	541,488	119,636,359

Total Investment Companies — 44.8% (Cost: $93,461,184)		119,636,359

Short-Term Investments

Money Market Funds — 42.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	112,367,203	112,434,624
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	200,000	200,000

		112,634,624

Total Short-Term Investments — 42.2% (Cost: $112,633,209)		112,634,624

Total Investments in Securities — 142.0% (Cost: $323,657,780)		379,333,956

Other Assets, Less Liabilities — (42.0)%		(112,216,026)

Net Assets — 100.0%		$267,117,930

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2500 ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,878,199	$110,551,422	(a)	$—	$2,777	$2,226	$112,434,624	112,367,203	$219,342	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	34,000	166,000	(a)	—	—	—	200,000	200,000	150		—
iShares Russell 2000 ETF	17,501,506	75,734,965		(6,679,185)	1,973,218	31,105,855	119,636,359	541,488	692,257		—

					$1,975,995	$31,108,081	$232,270,983		$911,749		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 Micro E-Mini Index	43	06/18/21	$478	$5,271
S&P 500 Micro E-Mini Index	5	06/18/21	99	1,955

				$7,226

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$7,226

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$126,417

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$3,392

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$328,949

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 2500 ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$147,062,973	$—	$—	$147,062,973
Investment Companies	119,636,359	—	—	119,636,359
Money Market Funds	112,634,624	—	—	112,634,624

	$379,333,956	$—	$—	$379,333,956

Derivative financial instruments(a)
Assets
Futures Contracts	$7,226	$—	$—	$7,226

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.6%
AAR Corp.	9,422	$392,426
Aerojet Rocketdyne Holdings Inc.	19,975	938,026
Aerovironment Inc.(a)	5,888	683,361
Astronics Corp.(a)	7,020	126,641
Axon Enterprise Inc.(a)	17,189	2,448,057
Boeing Co. (The)	144,742	36,868,682
BWX Technologies Inc.	25,327	1,670,062
Cubic Corp.	8,455	630,489
Curtiss-Wright Corp.	11,746	1,393,076
Ducommun Inc.(a)	2,624	157,440
General Dynamics Corp.	69,025	12,532,179
HEICO Corp.	11,945	1,502,681
HEICO Corp., Class A	20,787	2,361,403
Hexcel Corp.	23,493	1,315,608
Howmet Aerospace Inc.	105,225	3,380,879
Huntington Ingalls Industries Inc.	10,979	2,260,027
Kaman Corp.	7,852	402,729
Kratos Defense & Security Solutions Inc.(a)	33,639	917,672
L3Harris Technologies Inc.	56,855	11,523,371
Lockheed Martin Corp.	67,221	24,838,160
Maxar Technologies Inc.	18,095	684,353
Mercury Systems Inc.(a)	15,244	1,076,989
Moog Inc., Class A	7,824	650,566
National Presto Industries Inc.	1,173	119,728
Northrop Grumman Corp.	42,209	13,660,521
PAE Inc.(a)	15,995	144,275
Park Aerospace Corp.	5,186	68,559
Parsons Corp.(a)	5,080	205,435
Raytheon Technologies Corp.	386,922	29,897,463
Spirit AeroSystems Holdings Inc., Class A	28,333	1,378,401
Teledyne Technologies Inc.(a)	9,700	4,012,405
Textron Inc.	61,000	3,420,880
TransDigm Group Inc.(a)(b)	14,200	8,348,464
Triumph Group Inc.	16,008	294,227
Vectrus Inc.(a)	2,554	136,486
Virgin Galactic Holdings Inc.(a)(b)	18,416	564,082

		171,005,803

Air Freight & Logistics — 0.6%
Air Transport Services Group Inc.(a)	15,914	465,644
Atlas Air Worldwide Holdings Inc.(a)(b)	6,565	396,789
CH Robinson Worldwide Inc.	36,041	3,439,393
Echo Global Logistics Inc.(a)	6,868	215,724
Expeditors International of Washington Inc.	46,241	4,979,693
FedEx Corp.	66,593	18,915,076
Forward Air Corp.	7,365	654,086
Hub Group Inc., Class A(a)	9,223	620,523
Radiant Logistics Inc.(a)	8,473	58,887
United Parcel Service Inc., Class B	194,464	33,056,935
XPO Logistics Inc.(a)	24,755	3,052,291

		65,855,041

Airlines — 0.3%
Alaska Air Group Inc.	32,800	2,270,088
Allegiant Travel Co.	3,687	899,849
American Airlines Group Inc.	167,559	4,004,660
Copa Holdings SA, Class A, NVS	8,199	662,397
Delta Air Lines Inc.	173,390	8,371,269
Hawaiian Holdings Inc.	14,309	381,621
JetBlue Airways Corp.(a)	82,849	1,685,149

Security	Shares	Value

Airlines (continued)
Mesa Air Group Inc.(a)	5,350	$71,958
SkyWest Inc.	14,087	767,460
Southwest Airlines Co.	160,312	9,788,651
Spirit Airlines Inc.(a)	26,739	986,669
United Airlines Holdings Inc.(a)(b)	84,517	4,863,108

		34,752,879

Auto Components — 0.3%
Adient PLC(a)	24,966	1,103,497
American Axle & Manufacturing Holdings Inc.(a)	30,282	292,524
Aptiv PLC	72,849	10,045,877
BorgWarner Inc.	67,170	3,114,001
Cooper Tire & Rubber Co.	13,396	749,908
Cooper-Standard Holdings Inc.(a)	4,788	173,900
Dana Inc.	41,119	1,000,425
Dorman Products Inc.(a)	7,447	764,360
Fox Factory Holding Corp.(a)	11,279	1,433,110
Gentex Corp.	66,712	2,379,617
Gentherm Inc.(a)	8,501	630,009
Goodyear Tire & Rubber Co. (The)(a)	63,468	1,115,133
LCI Industries	6,989	924,505
Lear Corp.	16,026	2,904,712
Modine Manufacturing Co.(a)	11,797	174,242
Motorcar Parts of America Inc.(a)(b)	5,395	121,388
Patrick Industries Inc.	5,922	503,370
Standard Motor Products Inc.	5,113	212,599
Stoneridge Inc.(a)	6,856	218,089
Tenneco Inc., Class A(a)	14,750	158,120
Visteon Corp.(a)	7,719	941,332
XPEL Inc.(a)	4,514	234,412

		29,195,130

Automobiles — 1.6%
Ford Motor Co.(a)	1,058,635	12,968,279
General Motors Co.	338,647	19,458,656
Harley-Davidson Inc.	42,239	1,693,784
Tesla Inc.(a)	207,562	138,636,887
Thor Industries Inc.	14,594	1,966,395
Winnebago Industries Inc.	7,862	603,094
Workhorse Group Inc.(a)(b)	25,500	351,135

		175,678,230

Banks — 4.6%
1st Constitution Bancorp.	3,498	61,600
1st Source Corp.	4,059	193,127
ACNB Corp.	1,517	44,448
Allegiance Bancshares Inc.	6,051	245,308
Altabancorp.	4,489	188,718
Amalgamated Financial Corp.	3,844	63,772
Amerant Bancorp Inc.(a)	5,141	95,468
American National Bankshares Inc.	1,937	64,057
Ameris Bancorp	16,376	859,904
Ames National Corp.	1,998	51,109
Arrow Financial Corp.	3,180	105,926
Associated Banc-Corp.	39,720	847,625
Atlantic Union Bankshares Corp.	22,331	856,617
Banc of California Inc.	12,438	224,879
BancFirst Corp.	4,759	336,414
Bancorp. Inc. (The)(a)	16,530	342,502
BancorpSouth Bank	28,117	913,240
Bank First Corp.	1,500	112,485
Bank of America Corp.	2,096,700	81,121,323

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Bank of Commerce Holdings	6,004	$76,551
Bank of Hawaii Corp.	11,240	1,005,868
Bank of Marin Bancorp., Class A	4,523	177,121
Bank of NT Butterfield & Son Ltd. (The)	14,109	539,246
Bank of Princeton (The)	2,308	66,055
Bank OZK	32,366	1,322,151
BankFinancial Corp.	5,153	53,179
BankUnited Inc.	24,695	1,085,345
Bankwell Financial Group Inc.	1,452	39,131
Banner Corp.	9,732	519,008
Bar Harbor Bankshares	4,247	124,947
Baycom Corp.(a)	3,232	58,241
BCB Bancorp. Inc.	4,244	58,567
Berkshire Hills Bancorp. Inc.	12,418	277,170
BOK Financial Corp.	9,010	804,773
Boston Private Financial Holdings Inc.	26,569	353,899
Brookline Bancorp. Inc.	24,899	373,485
Bryn Mawr Bank Corp.	4,913	223,591
Business First Bancshares Inc.	2,939	70,330
Byline Bancorp Inc.	7,390	156,298
C&F Financial Corp.	824	36,495
Cadence BanCorp.	33,175	687,718
Cambridge Bancorp	992	83,645
Camden National Corp.	3,738	178,901
Capital City Bank Group Inc.	2,772	72,127
Capstar Financial Holdings Inc.	5,967	102,931
Carter Bankshares Inc.(a)	6,022	84,067
Cathay General Bancorp	20,788	847,735
CBTX Inc.	5,013	153,999
Central Pacific Financial Corp.	8,258	220,323
Central Valley Community Bancorp.	2,277	41,920
Century Bancorp. Inc./MA, Class A, NVS	844	78,754
Chemung Financial Corp.	802	33,540
ChoiceOne Financial Services Inc.	3,156	75,902
CIT Group Inc.	25,171	1,296,558
Citigroup Inc.	564,401	41,060,173
Citizens & Northern Corp.	2,940	69,913
Citizens Financial Group Inc.	115,239	5,087,802
City Holding Co.	4,234	346,257
Civista Bancshares Inc.	3,398	77,950
CNB Financial Corp./PA	3,154	77,620
Codorus Valley Bancorp. Inc.	2,311	42,546
Columbia Banking System Inc.	19,525	841,332
Comerica Inc.	38,215	2,741,544
Commerce Bancshares Inc.	28,146	2,156,265
Community Bank System Inc.	14,122	1,083,440
Community Bankers Trust Corp.	8,089	71,345
Community Financial Corp. (The)	1,880	64,390
Community Trust Bancorp. Inc.	3,864	170,132
ConnectOne Bancorp. Inc.	10,481	265,693
CrossFirst Bankshares Inc.(a)(b)	12,914	178,084
Cullen/Frost Bankers Inc.	15,184	1,651,412
Customers Bancorp. Inc.(a)	7,280	231,650
CVB Financial Corp.	34,583	763,938
Dime Community Bancshares Inc.	9,592	289,103
Eagle Bancorp. Inc.	9,569	509,166
East West Bancorp. Inc.	37,464	2,764,843
Eastern Bankshares Inc.	44,696	862,186
Enterprise Bancorp. Inc./MA	2,321	75,479
Enterprise Financial Services Corp.	6,004	296,838

Security	Shares	Value

Banks (continued)
Equity Bancshares Inc., Class A(a)	3,748	$102,695
Esquire Financial Holdings Inc.(a)	2,875	65,579
Evans Bancorp. Inc.	1,621	54,936
Farmers & Merchants Bancorp. Inc./Archbold OH	2,648	66,571
Farmers National Banc Corp.	6,397	106,830
FB Financial Corp.	7,663	340,697
Fidelity D&D Bancorp. Inc.	1,379	84,808
Fifth Third Bancorp	193,576	7,249,421
Financial Institutions Inc.	3,387	102,592
First Bancorp. Inc. (The)	2,104	61,416
First BanCorp./Puerto Rico	56,797	639,534
First Bancorp./Southern Pines NC	8,695	378,232
First Bancshares Inc. (The)	5,080	185,979
First Bank/Hamilton NJ	5,756	70,051
First Busey Corp.	14,048	360,331
First Business Financial Services Inc.	1,962	48,520
First Capital Inc.	1,410	68,681
First Choice Bancorp	2,629	63,911
First Citizens BancShares Inc./NC, Class A	1,688	1,410,780
First Commonwealth Financial Corp.	23,135	332,450
First Community Bankshares Inc.	4,429	132,826
First Financial Bancorp	25,266	606,384
First Financial Bankshares Inc.	34,648	1,619,101
First Financial Corp./IN	2,810	126,478
First Foundation Inc.	11,662	273,591
First Guaranty Bancshares Inc.	3,082	55,199
First Hawaiian Inc.	35,572	973,606
First Horizon Corp.	149,750	2,532,272
First Internet Bancorp	1,360	47,913
First Interstate BancSystem Inc., Class A	12,348	568,502
First Merchants Corp.	14,389	669,088
First Mid Bancshares Inc.	3,372	148,132
First Midwest Bancorp. Inc.	32,731	717,136
First Northwest Bancorp	2,861	47,550
First of Long Island Corp. (The)	6,637	141,036
First Republic Bank/CA	46,795	7,803,066
Flushing Financial Corp.	7,603	161,412
FNB Corp.	86,494	1,098,474
Franklin Financial Services Corp.	2,324	72,462
Fulton Financial Corp.	45,816	780,246
FVCBankcorp Inc.(a)	4,156	71,982
German American Bancorp. Inc.	6,524	301,539
Glacier Bancorp. Inc.	26,971	1,539,505
Great Southern Bancorp. Inc.	2,594	147,002
Great Western Bancorp. Inc.	16,571	501,936
Guaranty Bancshares Inc./TX	2,538	93,271
Hancock Whitney Corp.	23,728	996,813
Hanmi Financial Corp.	8,508	167,863
Harborone Bancorp. Inc.	17,146	230,957
HBT Financial Inc.	4,709	80,618
Heartland Financial USA Inc.	9,700	487,522
Heritage Commerce Corp.	16,604	202,901
Heritage Financial Corp./WA	11,292	318,886
Hilltop Holdings Inc.	17,702	604,169
Home BancShares Inc./AR	41,500	1,122,575
HomeTrust Bancshares Inc.	5,460	132,951
Hope Bancorp Inc.	29,653	446,574
Horizon Bancorp Inc./IN	10,624	197,394
Howard Bancorp. Inc.(a)	3,528	58,000
Huntington Bancshares Inc./OH	275,208	4,326,270

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Independent Bank Corp.	8,978	$755,858
Independent Bank Corp./MI	5,584	132,006
Independent Bank Group Inc.	10,731	775,207
International Bancshares Corp.	14,722	683,395
Investar Holding Corp.	2,967	60,972
Investors Bancorp. Inc.	61,784	907,607
JPMorgan Chase & Co.	821,077	124,992,552
KeyCorp.	264,190	5,278,516
Lakeland Bancorp. Inc.	11,519	200,776
Lakeland Financial Corp.	6,004	415,417
LCNB Corp.	2,291	40,092
Level One Bancorp. Inc.	2,803	72,261
Live Oak Bancshares Inc.(b)	8,509	582,781
M&T Bank Corp.	34,787	5,274,057
Macatawa Bank Corp.	6,830	67,958
Mackinac Financial Corp.	5,365	75,217
MainStreet Bancshares Inc.(a)(b)	3,576	74,238
Mercantile Bank Corp.	4,785	155,369
Metrocity Bankshares Inc.	5,080	78,130
Metropolitan Bank Holding Corp.(a)	1,524	76,749
Mid Penn Bancorp. Inc.	2,311	61,958
Midland States Bancorp. Inc.	6,273	174,013
MidWestOne Financial Group Inc.	3,656	113,226
MVB Financial Corp.	4,156	140,473
National Bank Holdings Corp., Class A	8,542	338,947
National Bankshares Inc.	1,698	60,296
NBT Bancorp. Inc.	11,816	471,458
Nicolet Bankshares Inc.(a)(b)	2,955	246,624
Northeast Bank	2,141	56,501
Northrim Bancorp. Inc.	1,727	73,415
Norwood Financial Corp.	2,332	62,055
Oak Valley Bancorp	3,374	57,864
OceanFirst Financial Corp.	15,247	365,013
OFG Bancorp	11,998	271,395
Ohio Valley Banc Corp.	1,947	47,273
Old National Bancorp./IN	47,234	913,506
Old Second Bancorp. Inc.	7,729	102,100
Origin Bancorp Inc.	4,254	180,412
Orrstown Financial Services Inc.	1,908	42,548
Pacific Premier Bancorp. Inc.	22,786	989,824
PacWest Bancorp	32,447	1,237,853
Park National Corp.	3,580	462,894
Parke Bancorp. Inc.	3,785	75,662
PCB Bancorp	3,966	59,490
Peapack Gladstone Financial Corp.	4,873	150,478
Penns Woods Bancorp. Inc.	1,384	33,341
Peoples Bancorp. Inc./OH	5,494	182,236
Peoples Bancorp. of North Carolina Inc.	2,379	56,240
Peoples Financial Services Corp.	1,872	79,073
People’s United Financial Inc.	112,201	2,008,398
Pinnacle Financial Partners Inc.	20,363	1,805,384
PNC Financial Services Group Inc. (The)	114,858	20,147,242
Popular Inc.	21,972	1,545,071
Preferred Bank/Los Angeles CA	3,634	231,413
Premier Financial Bancorp. Inc.	3,072	57,108
Primis Financial Corp., NVS	6,914	100,530
Prosperity Bancshares Inc.	24,619	1,843,717
QCR Holdings Inc.	5,083	240,019
RBB Bancorp	2,709	54,911
Red River Bancshares Inc.	1,581	88,552

Security	Shares	Value

Banks (continued)
Regions Financial Corp.	258,067	$5,331,664
Reliant Bancorp Inc.	2,881	82,742
Renasant Corp.	16,064	664,728
Republic Bancorp. Inc./KY, Class A	2,450	108,510
Republic First Bancorp. Inc.(a)	16,643	62,744
Richmond Mutual Bancorp. Inc.	5,901	80,018
S&T Bancorp. Inc.	9,569	320,561
Sandy Spring Bancorp. Inc.	13,650	592,819
Seacoast Banking Corp. of Florida(a)	13,627	493,842
Select Bancorp. Inc.(a)	6,004	66,464
ServisFirst Bancshares Inc.	13,501	828,016
Shore Bancshares Inc.	3,235	55,060
Sierra Bancorp.	2,876	77,077
Signature Bank/New York NY	14,860	3,359,846
Silvergate Capital Corp., Class A(a)	5,247	745,966
Simmons First National Corp., Class A	28,427	843,429
SmartFinancial Inc.	2,778	60,144
South Plains Financial Inc.	4,156	94,424
South State Corp.	18,914	1,484,938
Southern First Bancshares Inc.(a)	1,455	68,210
Southside Bancshares Inc.	9,146	352,212
Spirit of Texas Bancshares Inc.	3,232	72,106
Sterling Bancorp./DE	55,169	1,269,990
Stock Yards Bancorp. Inc.	6,072	310,036
Summit Financial Group Inc.	2,161	57,375
SVB Financial Group(a)	13,953	6,888,038
Synovus Financial Corp.	38,264	1,750,578
TCF Financial Corp.	42,302	1,965,351
Texas Capital Bancshares Inc.(a)	13,103	929,265
Tompkins Financial Corp.	3,574	295,570
Towne Bank/Portsmouth VA	17,092	519,597
TriCo Bancshares	7,319	346,701
TriState Capital Holdings Inc.(a)	5,598	129,090
Triumph Bancorp. Inc.(a)	6,103	472,311
Truist Financial Corp.	365,144	21,295,198
Trustmark Corp.	16,602	558,823
U.S. Bancorp	368,105	20,359,888
UMB Financial Corp.	12,464	1,150,801
Umpqua Holdings Corp.	59,440	1,043,172
United Bankshares Inc./WV	34,197	1,319,320
United Community Banks Inc./GA	20,815	710,208
United Security Bancshares/Fresno CA	6,931	56,765
Unity Bancorp. Inc.	4,062	89,364
Univest Financial Corp.	7,225	206,563
Valley National Bancorp	103,447	1,421,362
Veritex Holdings Inc.	12,182	398,595
Washington Trust Bancorp. Inc.	3,608	186,281
Webster Financial Corp.	25,408	1,400,235
Wells Fargo & Co.	1,028,616	40,188,027
WesBanco Inc.	17,014	613,525
West Bancorp. Inc.	3,769	90,795
Westamerica Bancorp	7,741	485,980
Western Alliance Bancorp	26,583	2,510,499
Wintrust Financial Corp.	15,957	1,209,541
Zions Bancorp. NA	44,445	2,442,697

		506,729,142

Beverages — 1.3%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	2,398	2,892,659
Brown-Forman Corp., Class A	12,005	764,358
Brown-Forman Corp., Class B, NVS	49,138	3,389,048

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Beverages (continued)
Celsius Holdings Inc.(a)(b)	9,289	$446,336
Coca-Cola Co. (The)	1,047,899	55,234,756
Coca-Cola Consolidated Inc.	1,384	399,672
Constellation Brands Inc., Class A	43,869	10,002,132
Keurig Dr Pepper Inc.	189,902	6,526,932
MGP Ingredients Inc.	3,887	229,916
Molson Coors Beverage Co., Class B	48,508	2,481,184
Monster Beverage Corp.(a)	100,417	9,146,985
National Beverage Corp.	6,759	330,583
NewAge Inc.(a)	19,468	55,679
PepsiCo Inc.	376,240	53,219,148
Primo Water Corp.	45,047	732,464

		145,851,852

Biotechnology — 2.6%
AbbVie Inc.	477,535	51,678,838
Abeona Therapeutics Inc.(a)	6,346	11,930
ACADIA Pharmaceuticals Inc.(a)	30,555	788,319
Acceleron Pharma Inc.(a)	13,643	1,850,127
ADMA Biologics Inc.(a)(b)	15,244	26,829
Adverum Biotechnologies Inc.(a)	26,114	257,484
Aeglea BioTherapeutics Inc.(a)	7,006	55,488
Affimed NV(a)	27,588	218,221
Agenus Inc.(a)	45,695	124,290
Agios Pharmaceuticals Inc.(a)	16,338	843,694
Akebia Therapeutics Inc.(a)(b)	35,572	120,411
Akero Therapeutics Inc.(a)(b)	3,113	90,308
Akouos Inc.(a)(b)	3,946	54,731
Albireo Pharma Inc.(a)	4,935	173,959
Alector Inc.(a)(b)	10,651	214,511
Alexion Pharmaceuticals Inc.(a)	57,748	8,830,247
Alkermes PLC(a)	42,699	797,617
Allakos Inc.(a)	7,356	844,322
Allogene Therapeutics Inc.(a)	15,640	552,092
Allovir Inc.(a)	4,868	113,911
Alnylam Pharmaceuticals Inc.(a)	31,038	4,382,255
ALX Oncology Holdings Inc.(a)	4,703	346,799
Amgen Inc.	157,910	39,289,587
Amicus Therapeutics Inc.(a)	70,730	698,812
AnaptysBio Inc.(a)(b)	7,298	157,272
Anavex Life Sciences Corp.(a)	19,366	289,522
Anika Therapeutics Inc.(a)	4,143	168,993
Annexon Inc.(a)	4,089	113,838
Apellis Pharmaceuticals Inc.(a)	15,244	654,120
Applied Molecular Transport Inc.(a)(b)	5,984	263,356
Applied Therapeutics Inc.(a)	1,819	34,115
Aprea Therapeutics Inc.(a)(b)	2,610	13,311
Arcturus Therapeutics Holdings Inc.(a)	5,942	245,405
Arcus Biosciences Inc.(a)	12,129	340,582
Arcutis Biotherapeutics Inc.(a)	6,245	180,668
Ardelyx Inc.(a)	17,900	118,498
Arena Pharmaceuticals Inc.(a)	15,336	1,064,165
Arrowhead Pharmaceuticals Inc.(a)(b)	26,620	1,765,172
Assembly Biosciences Inc.(a)	6,040	27,784
Atara Biotherapeutics Inc.(a)	21,793	312,948
Athenex Inc.(a)(b)	15,979	68,710
Athersys Inc.(a)(b)	44,926	80,867
Atreca Inc., Class A(a)	9,651	147,950
Avid Bioservices Inc.(a)(b)	11,520	210,010
Avidity Biosciences Inc.(a)	4,522	98,625
Avrobio Inc.(a)	5,547	70,391

Security	Shares	Value

Biotechnology (continued)
Beam Therapeutics Inc.(a)	10,765	$861,631
Beyondspring Inc.(a)	3,637	40,262
BioAtla Inc.(a)	3,122	158,723
BioCryst Pharmaceuticals Inc.(a)	46,319	471,064
Biogen Inc.(a)	41,134	11,507,237
Biohaven Pharmaceutical Holding Co. Ltd.(a)	12,729	870,027
BioMarin Pharmaceutical Inc.(a)(b)	49,417	3,731,478
Bioxcel Therapeutics Inc.(a)(b)	2,493	107,598
Black Diamond Therapeutics Inc.(a)(b)	3,403	82,557
Bluebird Bio Inc.(a)(b)	17,381	524,037
Blueprint Medicines Corp.(a)	14,521	1,411,877
Bolt Biotherapeutics Inc.(a)	3,420	112,552
BrainStorm Cell Therapeutics Inc.(a)(b)	7,760	29,721
Bridgebio Pharma Inc.(a)	24,930	1,535,688
C4 Therapeutics Inc.(a)	2,880	106,531
Calithera Biosciences Inc.(a)	19,864	48,071
Calyxt Inc.(a)	2,560	15,411
CareDx Inc.(a)	12,939	881,017
CASI Pharmaceuticals Inc.(a)	13,396	32,150
Catalyst Pharmaceuticals Inc.(a)	24,510	112,991
CEL-SCI Corp.(a)(b)	10,624	161,591
ChemoCentryx Inc.(a)	13,399	686,565
Chimerix Inc.(a)	11,499	110,850
Chinook Therapeutics Inc.(a)	3,851	59,845
Clovis Oncology Inc.(a)(b)	25,541	179,298
Coherus Biosciences Inc.(a)(b)	16,652	243,286
Concert Pharmaceuticals Inc.(a)	3,986	19,890
Constellation Pharmaceuticals Inc.(a)(b)	9,787	228,918
Corbus Pharmaceuticals Holdings Inc.(a)	24,484	48,233
Cortexyme Inc.(a)	4,909	176,871
Crinetics Pharmaceuticals Inc.(a)	7,303	111,590
Cue Biopharma Inc.(a)(b)	4,385	53,497
Cullinan Oncology Inc.(a)(b)	3,539	147,470
Cyclerion Therapeutics Inc.(a)	4,134	11,534
Cytokinetics Inc.(a)(b)	17,992	418,494
CytomX Therapeutics Inc.(a)	10,236	79,124
Deciphera Pharmaceuticals Inc.(a)	10,105	453,108
Denali Therapeutics Inc.(a)	17,508	999,707
Dermtech Inc.(a)(b)	2,212	112,347
Dicerna Pharmaceuticals Inc.(a)	16,168	413,416
Dynavax Technologies Corp.(a)	28,668	281,806
Dyne Therapeutics Inc.(a)	5,820	90,385
Eagle Pharmaceuticals Inc./DE(a)	3,232	134,904
Editas Medicine Inc.(a)(b)	15,841	665,322
Eiger BioPharmaceuticals Inc.(a)	7,396	65,455
Emergent BioSolutions Inc.(a)	12,024	1,117,150
Enanta Pharmaceuticals Inc.(a)	4,854	239,399
Epizyme Inc.(a)(b)	21,133	184,068
Esperion Therapeutics Inc.(a)(b)	6,093	170,909
Evelo Biosciences Inc.(a)	5,663	60,594
Exact Sciences Corp.(a)	40,396	5,323,385
Exelixis Inc.(a)	83,475	1,885,700
Fate Therapeutics Inc.(a)	20,375	1,679,919
FibroGen Inc.(a)(b)	22,484	780,420
Five Prime Therapeutics Inc.(a)	7,383	278,118
Flexion Therapeutics Inc.(a)(b)	15,053	134,724
Forma Therapeutics Holdings Inc.(a)(b)	8,149	228,335
Fortress Biotech Inc.(a)	20,734	73,191
Frequency Therapeutics Inc.(a)	7,643	72,609
G1 Therapeutics Inc.(a)	9,075	218,345

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Galectin Therapeutics Inc.(a)(b)	20,920	$45,396
Generation Bio Co.(a)(b)	10,863	309,161
Geron Corp.(a)(b)	98,959	156,355
Gilead Sciences Inc.	340,355	21,997,144
Global Blood Therapeutics Inc.(a)(b)	16,168	658,846
GlycoMimetics Inc.(a)	8,836	26,596
Gossamer Bio Inc.(a)	11,557	106,902
Gritstone Oncology Inc.(a)	7,852	74,044
Halozyme Therapeutics Inc.(a)	35,990	1,500,423
Heron Therapeutics Inc.(a)(b)	22,745	368,696
Homology Medicines Inc.(a)(b)	8,012	75,393
iBio Inc.(a)	48,603	74,849
Ideaya Biosciences Inc.(a)(b)	7,167	168,425
IGM Biosciences Inc.(a)(b)	1,384	106,139
ImmunityBio Inc.(a)(b)	7,849	186,335
ImmunoGen Inc.(a)	55,363	448,440
Immunovant Inc.(a)	9,465	151,819
Incyte Corp.(a)	49,432	4,017,339
Inhibrx Inc.(a)	3,072	61,655
Inovio Pharmaceuticals Inc.(a)(b)	49,932	463,369
Inozyme Pharma Inc.(a)(b)	3,823	75,695
Insmed Inc.(a)	27,319	930,485
Intellia Therapeutics Inc.(a)(b)	13,383	1,074,053
Intercept Pharmaceuticals Inc.(a)	6,867	158,490
Invitae Corp.(a)(b)	31,168	1,190,929
Ionis Pharmaceuticals Inc.(a)	35,148	1,580,254
Iovance Biotherapeutics Inc.(a)	36,756	1,163,695
Ironwood Pharmaceuticals Inc.(a)	40,543	453,271
iTeos Therapeutics Inc.(a)	3,173	108,453
IVERIC bio Inc.(a)	21,721	134,236
Jounce Therapeutics Inc.(a)	4,798	49,275
Kadmon Holdings Inc.(a)	47,181	183,534
KalVista Pharmaceuticals Inc.(a)	3,834	98,495
Karuna Therapeutics Inc.(a)(b)	4,159	500,037
Karyopharm Therapeutics Inc.(a)(b)	20,791	218,721
Keros Therapeutics Inc.(a)	3,505	215,733
Kezar Life Sciences Inc.(a)	5,549	33,072
Kindred Biosciences Inc.(a)	8,509	42,290
Kiniksa Pharmaceuticals Ltd., Class A(a)(b)	8,175	151,319
Kinnate Biopharma Inc.(a)	3,644	113,547
Kodiak Sciences Inc.(a)(b)	8,801	997,945
Kronos Bio Inc.(a)(b)	3,944	115,441
Krystal Biotech Inc.(a)	4,231	325,956
Kura Oncology Inc.(a)	16,755	473,664
Kymera Therapeutics Inc.(a)	2,713	105,427
La Jolla Pharmaceutical Co.(a)	5,080	21,539
Lexicon Pharmaceuticals Inc.(a)	9,408	55,225
Ligand Pharmaceuticals Inc.(a)(b)	3,923	598,061
MacroGenics Inc.(a)	12,157	387,200
Madrigal Pharmaceuticals Inc.(a)	2,740	320,498
Magenta Therapeutics Inc.(a)	4,356	51,575
MannKind Corp.(a)(b)	60,328	236,486
Marker Therapeutics Inc.(a)	10,833	24,266
MediciNova Inc.(a)	7,661	38,688
MEI Pharma Inc.(a)	38,102	130,690
MeiraGTx Holdings PLC(a)	4,317	62,294
Mersana Therapeutics Inc.(a)	14,387	232,782
Minerva Neurosciences Inc.(a)	12,472	36,418
Mirati Therapeutics Inc.(a)	11,539	1,976,631
Moderna Inc.(a)	77,020	10,085,769

Security	Shares	Value

Biotechnology (continued)
Molecular Templates Inc.(a)	7,852	$99,092
Morphic Holding Inc.(a)	3,702	234,263
Mustang Bio Inc.(a)(b)	11,122	36,925
Myriad Genetics Inc.(a)	18,223	554,890
Natera Inc.(a)	20,373	2,068,674
Neoleukin Therapeutics Inc.(a)	7,991	98,369
Neurocrine Biosciences Inc.(a)(b)	25,408	2,470,928
NextCure Inc.(a)	3,825	38,288
Nkarta Inc.(a)	4,386	144,299
Novavax Inc.(a)	16,692	3,026,427
Nurix Therapeutics Inc.(a)	6,454	200,655
Olema Pharmaceuticals Inc.(a)(b)	3,272	108,565
Oncocyte Corp.(a)	18,621	96,643
Oncternal Therapeutics Inc.(a)(b)(c)	684	1,402
OPKO Health Inc.(a)	101,248	434,354
Organogenesis Holdings Inc., Class A(a)	7,648	139,347
ORIC Pharmaceuticals Inc.(a)	5,991	146,780
Ovid therapeutics Inc.(a)	11,548	46,423
Oyster Point Pharma Inc.(a)(b)	2,459	44,951
Pandion Therapeutics Inc.(a)	3,375	202,669
Passage Bio Inc.(a)(b)	3,668	64,117
Pieris Pharmaceuticals Inc.(a)	14,648	37,645
PMV Pharmaceuticals Inc.(a)	3,678	120,969
Poseida Therapeutics Inc.(a)	9,686	92,501
Praxis Precision Medicines Inc.(a)(b)	2,978	97,559
Precigen Inc.(a)	20,909	144,063
Precision BioSciences Inc.(a)	9,700	100,395
Prelude Therapeutics Inc.(a)	2,461	106,635
Protagonist Therapeutics Inc.(a)	7,280	188,552
Prothena Corp. PLC(a)	10,021	251,728
PTC Therapeutics Inc.(a)(b)	16,134	763,945
Puma Biotechnology Inc.(a)	7,794	75,758
Radius Health Inc.(a)	13,308	277,605
Rapt Therapeutics Inc.(a)	2,989	66,356
Regeneron Pharmaceuticals Inc.(a)(b)	26,332	12,458,723
REGENXBIO Inc.(a)	9,314	317,701
Relay Therapeutics Inc.(a)(b)	12,362	427,354
Replimune Group Inc.(a)	6,191	188,887
REVOLUTION Medicines Inc.(a)(b)	10,463	480,042
Rhythm Pharmaceuticals Inc.(a)	8,864	188,537
Rigel Pharmaceuticals Inc.(a)(b)	44,101	150,825
Rocket Pharmaceuticals Inc.(a)(b)	9,575	424,843
Rubius Therapeutics Inc.(a)(b)	9,183	243,350
Sage Therapeutics Inc.(a)	13,604	1,018,259
Sana Biotechnology Inc.(a)	7,228	241,921
Sangamo Therapeutics Inc.(a)	33,891	424,654
Sarepta Therapeutics Inc.(a)	20,227	1,507,518
Savara Inc.(a)	6,669	13,872
Scholar Rock Holding Corp.(a)(b)	6,880	348,541
Seagen Inc.(a)	34,355	4,770,535
Selecta Biosciences Inc.(a)	26,359	119,274
Seres Therapeutics Inc.(a)	14,958	307,985
Shattuck Labs Inc.(a)	3,523	103,013
Silverback Therapeutics Inc.(a)	3,420	149,215
Solid Biosciences Inc.(a)	2,877	15,910
Sorrento Therapeutics Inc.(a)(b)	68,824	569,175
Spectrum Pharmaceuticals Inc.(a)	26,393	86,041
Spero Therapeutics Inc.(a)(b)	6,205	91,338
SpringWorks Therapeutics Inc.(a)	5,748	422,880
Stoke Therapeutics Inc.(a)	3,290	127,784

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Sutro Biopharma Inc.(a)	8,294	$188,771
Syndax Pharmaceuticals Inc.(a)	7,920	177,091
Syros Pharmaceuticals Inc.(a)(b)	12,088	90,418
Taysha Gene Therapies Inc.(a)(b)	3,676	74,623
TCR2 Therapeutics Inc.(a)	4,797	105,918
TG Therapeutics Inc.(a)(b)	32,798	1,580,864
Translate Bio Inc.(a)	20,523	338,424
Travere Therapeutics Inc.(a)	12,363	308,704
Turning Point Therapeutics Inc.(a)	10,090	954,413
Twist Bioscience Corp.(a)	12,662	1,568,315
Tyme Technologies Inc.(a)	27,256	48,516
Ultragenyx Pharmaceutical Inc.(a)	16,862	1,919,907
United Therapeutics Corp.(a)	11,973	2,002,724
UNITY Biotechnology Inc.(a)	6,537	39,222
UroGen Pharma Ltd.(a)	5,080	98,958
Vanda Pharmaceuticals Inc.(a)	14,983	225,045
Vaxart Inc.(a)(b)	14,893	90,103
Vaxcyte Inc.(a)(b)	4,951	97,782
VBI Vaccines Inc.(a)(b)	46,433	144,407
Veracyte Inc.(a)	17,491	940,141
Verastem Inc.(a)	44,185	109,137
Vericel Corp.(a)	11,664	647,935
Vertex Pharmaceuticals Inc.(a)	70,180	15,080,980
Viking Therapeutics Inc.(a)(b)	20,455	129,378
Vir Biotechnology Inc.(a)	15,182	778,381
Vor BioPharma Inc.(a)	3,076	132,576
Voyager Therapeutics Inc.(a)	5,989	28,208
X4 Pharmaceuticals Inc.(a)(b)	712	6,130
XBiotech Inc.(a)(b)	5,083	87,275
Xencor Inc.(a)	15,010	646,331
Y-mAbs Therapeutics Inc.(a)	7,188	217,365
Zentalis Pharmaceuticals Inc.(a)	7,755	336,489
ZIOPHARM Oncology Inc.(a)(b)	45,370	163,332

		282,719,356

Building Products — 0.6%
A O Smith Corp.	35,408	2,393,935
AAON Inc.	10,624	743,786
Advanced Drainage Systems Inc.	15,068	1,557,881
Allegion PLC	25,183	3,163,488
Alpha Pro Tech Ltd.(a)(b)	5,904	57,623
American Woodmark Corp.(a)	4,786	471,804
Apogee Enterprises Inc.	7,085	289,635
Armstrong World Industries Inc.	13,292	1,197,476
AZEK Co. Inc. (The)(a)	24,672	1,037,458
Builders FirstSource Inc.(a)	54,873	2,544,461
Caesarstone Ltd.	6,120	84,028
Carrier Global Corp.	236,197	9,972,237
Cornerstone Building Brands Inc.(a)	11,513	161,527
CSW Industrials Inc.	3,714	501,390
Fortune Brands Home & Security Inc.	37,489	3,592,196
Gibraltar Industries Inc.(a)	8,174	748,003
Griffon Corp.	11,513	312,808
Insteel Industries Inc.	4,306	132,797
JELD-WEN Holding Inc.(a)	17,757	491,691
Johnson Controls International PLC	197,127	11,762,568
Lennox International Inc.	9,547	2,974,750
Masco Corp.	69,507	4,163,469
Masonite International Corp.(a)	6,229	717,830
Owens Corning	29,186	2,687,739
PGT Innovations Inc.(a)	14,902	376,276

Security	Shares	Value

Building Products (continued)
Quanex Building Products Corp.	9,103	$238,772
Resideo Technologies Inc.(a)	38,053	1,074,997
Simpson Manufacturing Co. Inc.	11,669	1,210,425
Trane Technologies PLC	64,852	10,736,897
Trex Co. Inc.(a)	31,312	2,866,300
UFP Industries Inc.	16,409	1,244,459

		69,508,706

Capital Markets — 2.7%
Affiliated Managers Group Inc.	12,309	1,834,410
Ameriprise Financial Inc.	31,967	7,430,729
Apollo Global Management Inc.	46,405	2,181,499
Ares Management Corp., Class A	26,651	1,493,256
Artisan Partners Asset Management Inc., Class A	14,993	782,185
Assetmark Financial Holdings Inc.(a)	3,745	87,408
Associated Capital Group Inc., Class A	779	27,935
B. Riley Financial Inc.	4,183	235,838
Bank of New York Mellon Corp. (The)	217,390	10,280,373
BGC Partners Inc., Class A	87,730	423,736
BlackRock Inc.(d)	39,968	30,134,273
Blucora Inc.(a)	13,210	219,814
BrightSphere Investment Group Inc.	14,751	300,625
Carlyle Group Inc. (The)	31,688	1,164,851
Cboe Global Markets Inc.	29,449	2,906,322
Charles Schwab Corp. (The)	373,806	24,364,675
CME Group Inc.	96,091	19,624,665
Cohen & Steers Inc.	6,123	400,016
Cowen Inc., Class A	6,198	217,860
Diamond Hill Investment Group Inc.	690	107,647
Donnelley Financial Solutions Inc.(a)	10,121	281,667
Evercore Inc., Class A	10,624	1,399,606
FactSet Research Systems Inc.	10,089	3,113,365
Federated Hermes Inc.	26,924	842,721
Focus Financial Partners Inc., Class A(a)	11,367	473,095
Franklin Resources Inc.	72,085	2,133,716
GAMCO Investors Inc., Class A	3,232	59,954
Goldman Sachs Group Inc. (The)	89,774	29,356,098
Greenhill & Co. Inc.	4,474	73,732
Hamilton Lane Inc., Class A	8,146	721,410
Houlihan Lokey Inc.	13,855	921,496
Interactive Brokers Group Inc., Class A	19,835	1,448,748
Intercontinental Exchange Inc.	150,279	16,783,159
Invesco Ltd.	100,023	2,522,580
KKR & Co. Inc.	147,570	7,208,794
Lazard Ltd., Class A	26,510	1,153,450
LPL Financial Holdings Inc.	21,056	2,993,321
MarketAxess Holdings Inc.	10,042	5,000,113
Moelis & Co., Class A	14,320	785,882
Moody’s Corp.	44,212	13,202,145
Morgan Stanley	378,727	29,411,939
Morningstar Inc.	5,921	1,332,462
MSCI Inc.	21,818	9,147,851
Nasdaq Inc.	30,782	4,539,114
Northern Trust Corp.	51,732	5,437,551
Oppenheimer Holdings Inc., Class A, NVS	2,527	101,206
Piper Sandler Cos	4,984	546,496
PJT Partners Inc., Class A	6,359	430,186
Pzena Investment Management Inc., Class A	2,789	29,368
Raymond James Financial Inc.	32,858	4,027,076
S&P Global Inc.	65,439	23,091,460
Safeguard Scientifics Inc.(a)	5,072	34,591

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Sculptor Capital Management Inc.	4,515	$98,788
SEI Investments Co.	31,353	1,910,338
Siebert Financial Corp.(a)(b)	2,146	8,691
Silvercrest Asset Management Group Inc., Class A	1,809	26,013
State Street Corp.	95,721	8,041,521
StepStone Group Inc., Class A	5,222	184,180
Stifel Financial Corp.	27,883	1,786,185
StoneX Group Inc.(a)	3,492	228,307
T Rowe Price Group Inc.	61,507	10,554,601
Tradeweb Markets Inc., Class A	22,338	1,653,012
Value Line Inc.	318	8,964
Virtu Financial Inc., Class A	15,515	481,741
Virtus Investment Partners Inc.	1,771	417,070
Waddell & Reed Financial Inc., Class A	16,963	424,923
Westwood Holdings Group Inc.	1,669	24,134
WisdomTree Investments Inc.	40,298	251,863

		298,922,800

Chemicals — 1.9%
Advanced Emissions Solutions Inc.	6,783	37,307
AdvanSix Inc.(a)	7,913	212,227
Air Products & Chemicals Inc.	60,006	16,882,088
Albemarle Corp.	31,227	4,562,577
American Vanguard Corp.	6,852	139,849
Amyris Inc.(a)	28,764	549,392
Ashland Global Holdings Inc.	15,048	1,335,811
Avient Corp.	25,408	1,201,036
Axalta Coating Systems Ltd.(a)	55,959	1,655,267
Balchem Corp.	8,945	1,121,792
Cabot Corp.	15,762	826,559
Celanese Corp.	30,862	4,623,436
CF Industries Holdings Inc.	57,122	2,592,196
Chase Corp.	2,308	268,628
Chemours Co. (The)	45,576	1,272,026
Corteva Inc.	202,982	9,463,021
Dow Inc.	201,965	12,913,642
DuPont de Nemours Inc.	146,459	11,318,352
Eastman Chemical Co.	37,078	4,083,029
Ecolab Inc.	67,691	14,490,612
Element Solutions Inc.	59,225	1,083,225
Ferro Corp.(a)	22,405	377,748
FMC Corp.	35,031	3,874,779
FutureFuel Corp.	9,025	131,133
GCP Applied Technologies Inc.(a)	14,225	349,082
Hawkins Inc.	4,501	150,874
HB Fuller Co.	13,589	854,884
Huntsman Corp.	54,544	1,572,504
Ingevity Corp.(a)	11,219	847,371
Innospec Inc.	6,542	671,798
International Flavors & Fragrances Inc.	67,342	9,401,617
Intrepid Potash Inc.(a)	3,232	105,234
Koppers Holdings Inc.(a)	5,230	181,795
Kraton Corp.(a)	8,049	294,513
Kronos Worldwide Inc.	5,000	76,500
Linde PLC	142,359	39,880,450
Livent Corp.(a)	39,617	686,166
LyondellBasell Industries NV, Class A	69,760	7,258,528
Minerals Technologies Inc.	9,760	735,123
Mosaic Co. (The)	94,711	2,993,815
NewMarket Corp.	1,854	704,817
Olin Corp.	38,678	1,468,604

Security	Shares	Value

Chemicals (continued)
Orion Engineered Carbons SA	16,084	$317,176
PPG Industries Inc.	63,849	9,593,951
PQ Group Holdings Inc.	12,094	201,970
Quaker Chemical Corp.	3,566	869,284
Rayonier Advanced Materials Inc.(a)	14,283	129,547
RPM International Inc.	35,057	3,219,985
Scotts Miracle-Gro Co. (The)	10,780	2,640,777
Sensient Technologies Corp.	11,491	896,298
Sherwin-Williams Co. (The)	22,322	16,473,859
Stepan Co.	6,135	779,820
Trecora Resources(a)	4,927	38,283
Tredegar Corp.	5,918	88,829
Trinseo SA	9,854	627,404
Tronox Holdings PLC, Class A	27,115	496,205
Valvoline Inc.	50,582	1,318,673
Westlake Chemical Corp.	9,707	861,885
WR Grace & Co.	15,411	922,502

		202,725,855

Commercial Services & Supplies — 0.5%
ABM Industries Inc.	17,618	898,694
ACCO Brands Corp.	27,938	235,797
ADT Inc.	42,028	354,716
Brady Corp., Class A, NVS	12,785	683,358
BrightView Holdings Inc.(a)	13,996	236,113
Brink’s Co. (The)	13,396	1,061,365
Casella Waste Systems Inc., Class A(a)	13,367	849,740
CECO Environmental Corp.(a)	6,546	51,910
Cimpress PLC(a)(b)	4,474	447,982
Cintas Corp.	24,008	8,194,171
Clean Harbors Inc.(a)	13,554	1,139,349
CompX International Inc.	433	7,798
Copart Inc.(a)	55,802	6,060,655
CoreCivic Inc.	30,734	278,143
Covanta Holding Corp.	29,991	415,675
Deluxe Corp.	10,946	459,294
Driven Brands Holdings Inc.(a)	9,960	253,183
Ennis Inc.	6,544	139,714
Harsco Corp.(a)	22,948	393,558
Healthcare Services Group Inc.	20,327	569,766
Heritage-Crystal Clean Inc.(a)	5,264	142,812
Herman Miller Inc.	16,330	671,980
HNI Corp.	11,740	464,434
IAA Inc.(a)	36,437	2,009,136
Interface Inc.	14,501	180,973
KAR Auction Services Inc.	36,437	546,555
Kimball International Inc., Class B	8,112	113,568
Knoll Inc.	14,993	247,535
Matthews International Corp., Class A	7,960	314,818
Montrose Environmental Group Inc.(a)	5,787	290,450
MSA Safety Inc.	9,700	1,455,194
NL Industries Inc.	1,638	12,203
Pitney Bowes Inc.	43,058	354,798
Quad/Graphics Inc.	8,779	30,990
Republic Services Inc.	57,074	5,670,302
Rollins Inc.	61,051	2,101,376
SP Plus Corp.(a)	6,004	196,871
Steelcase Inc., Class A	25,384	365,276
Stericycle Inc.(a)	24,163	1,631,244
Team Inc.(a)	6,870	79,211
Tetra Tech Inc.	14,320	1,943,510

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
U.S. Ecology Inc.(a)	9,136	$380,423
UniFirst Corp./MA	4,206	940,924
Viad Corp.	5,080	212,090
Vidler Water Resouces Inc.(a)(b)	6,531	58,126
VSE Corp.	1,992	78,684
Waste Management Inc.	114,156	14,728,407

		57,952,871

Communications Equipment — 0.8%
ADTRAN Inc.	14,213	237,073
Applied Optoelectronics Inc.(a)	5,165	43,179
Arista Networks Inc.(a)	15,992	4,827,825
CalAmp Corp.(a)	8,435	91,520
Calix Inc.(a)	14,443	500,594
Cambium Networks Corp.(a)	2,184	102,036
Casa Systems Inc.(a)	7,456	71,056
Ciena Corp.(a)	41,961	2,296,106
Cisco Systems Inc.	1,151,075	59,522,088
Clearfield Inc.(a)	2,829	85,238
CommScope Holding Co. Inc.(a)(b)	50,356	773,468
Comtech Telecommunications Corp.	7,635	189,653
Digi International Inc.(a)	6,482	123,093
DZS Inc.(a)	1,650	25,658
EchoStar Corp., Class A(a)	14,320	343,680
Extreme Networks Inc.(a)	29,284	256,235
F5 Networks Inc.(a)	16,656	3,474,775
Genasys Inc.(a)	14,293	95,620
Harmonic Inc.(a)	25,131	197,027
Infinera Corp.(a)	39,839	383,650
Inseego Corp.(a)(b)	20,346	203,460
Juniper Networks Inc.	88,281	2,236,158
KVH Industries Inc.(a)	3,618	45,876
Lumentum Holdings Inc.(a)(b)	20,379	1,861,622
Motorola Solutions Inc.	46,272	8,701,450
NETGEAR Inc.(a)	8,776	360,694
NetScout Systems Inc.(a)	20,009	563,453
Plantronics Inc.	9,212	358,439
Ribbon Communications Inc.(a)	13,587	111,549
Ubiquiti Inc.	2,308	688,476
ViaSat Inc.(a)(b)	15,614	750,565
Viavi Solutions Inc.(a)	64,216	1,008,191

		90,529,507

Construction & Engineering — 0.2%
AECOM(a)	38,259	2,452,784
Aegion Corp., Class A(a)	9,794	281,578
Ameresco Inc., Class A(a)	7,288	354,415
API Group Corp.(a)(e)	37,842	782,573
Arcosa Inc.	12,857	836,862
Argan Inc.	3,861	205,984
Comfort Systems USA Inc.	9,118	681,753
Construction Partners Inc., Class A(a)	5,273	157,557
Dycom Industries Inc.(a)	8,310	771,583
EMCOR Group Inc.	15,076	1,690,924
Fluor Corp.	39,222	905,636
Granite Construction Inc.	13,443	541,081
Great Lakes Dredge & Dock Corp.(a)	14,788	215,609
IES Holdings Inc.(a)	2,026	102,131
MasTec Inc.(a)	15,064	1,411,497
Matrix Service Co.(a)	6,368	83,484
MYR Group Inc.(a)	3,594	257,582

Security	Shares	Value

Construction & Engineering (continued)
Northwest Pipe Co.(a)	2,564	$85,689
NV5 Global Inc.(a)	2,734	264,022
Primoris Services Corp.	11,551	382,685
Quanta Services Inc.	37,260	3,278,135
Sterling Construction Co. Inc.(a)	6,815	158,108
Tutor Perini Corp.(a)	9,758	184,914
Valmont Industries Inc.	5,537	1,315,979
WillScot Mobile Mini Holdings Corp.(a)	46,940	1,302,585

		18,705,150

Construction Materials — 0.1%
Eagle Materials Inc.	11,438	1,537,382
Forterra Inc.(a)	4,872	113,274
Martin Marietta Materials Inc.	16,788	5,637,746
Summit Materials Inc., Class A(a)	32,078	898,825
U.S. Concrete Inc.(a)	4,227	309,924
United State Lime & Minerals Inc.	387	51,746
Vulcan Materials Co.	35,875	6,053,906

		14,602,803

Consumer Finance — 0.6%
Ally Financial Inc.	100,297	4,534,427
American Express Co.	177,223	25,066,421
Capital One Financial Corp.	122,374	15,569,644
Credit Acceptance Corp.(a)(b)	2,501	900,935
Curo Group Holdings Corp.	3,434	50,102
Discover Financial Services	83,376	7,919,886
Encore Capital Group Inc.(a)(b)	8,776	353,059
Enova International Inc.(a)	10,104	358,490
EZCORP Inc., Class A, NVS(a)	11,884	59,064
FirstCash Inc.	11,236	737,868
Green Dot Corp., Class A(a)	14,236	651,866
LendingClub Corp.(a)(b)	16,722	276,247
LendingTree Inc.(a)	2,933	624,729
Navient Corp.	48,682	696,639
Nelnet Inc., Class A	4,438	322,820
OneMain Holdings Inc.	19,710	1,058,821
Oportun Financial Corp.(a)	3,764	77,952
PRA Group Inc.(a)	12,325	456,888
PROG Holdings Inc.	18,712	810,043
Regional Management Corp.	2,738	94,899
Santander Consumer USA Holdings Inc.	20,546	555,975
SLM Corp.	101,762	1,828,663
Synchrony Financial	158,503	6,444,732
Upstart Holdings Inc.(a)(b)	3,761	484,643
World Acceptance Corp.(a)(b)	989	128,333

		70,063,146

Containers & Packaging — 0.4%
Amcor PLC	427,656	4,995,022
AptarGroup Inc.	17,138	2,427,941
Ardagh Group SA	4,919	124,992
Avery Dennison Corp.	22,711	4,170,875
Ball Corp.	86,780	7,353,737
Berry Global Group Inc.(a)	35,437	2,175,832
Crown Holdings Inc.	35,698	3,464,134
Graphic Packaging Holding Co.	72,827	1,322,538
Greif Inc., Class A, NVS	6,352	362,064
Greif Inc., Class B	1,453	83,170
International Paper Co.	107,600	5,817,932
Myers Industries Inc.	9,757	192,798
O-I Glass Inc.	43,859	646,482

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging (continued)
Packaging Corp. of America	25,653	$3,449,815
Pactiv Evergreen Inc.	10,635	146,125
Ranpak Holdings Corp., Class A(a)	10,530	211,232
Sealed Air Corp.	42,931	1,967,098
Silgan Holdings Inc.	22,150	930,965
Sonoco Products Co.	28,031	1,774,362
UFP Technologies Inc.(a)	1,639	81,655
Westrock Co.	70,363	3,662,394

		45,361,163

Distributors — 0.1%
Core-Mark Holding Co. Inc.	11,469	443,736
Funko Inc., Class A(a)	6,440	126,739
Genuine Parts Co.	37,688	4,356,356
LKQ Corp.(a)	81,720	3,459,208
Pool Corp.	10,540	3,638,829
Weyco Group Inc.	1,620	35,041

		12,059,909

Diversified Consumer Services — 0.2%
Adtalem Global Education Inc.(a)	12,807	506,389
American Public Education Inc.(a)	4,533	161,511
Aspen Group Inc./CO(a)	7,835	47,010
Bright Horizons Family Solutions Inc.(a)	16,378	2,808,008
Carriage Services Inc., Class A	3,926	138,156
Chegg Inc.(a)	35,288	3,022,770
frontdoor Inc.(a)	22,945	1,233,294
Graham Holdings Co., Class B	1,035	582,125
Grand Canyon Education Inc.(a)	12,841	1,375,271
H&R Block Inc.	48,892	1,065,846
Houghton Mifflin Harcourt Co.(a)(b)	27,138	206,792
Laureate Education Inc., Class A(a)	31,970	434,472
OneSpaWorld Holdings Ltd.(a)	12,254	130,505
Perdoceo Education Corp.(a)	20,279	242,537
Regis Corp.(a)(b)	7,829	98,332
Service Corp. International	46,135	2,355,192
Strategic Education Inc.	5,965	548,243
Stride Inc.(a)(b)	11,211	337,563
Terminix Global Holdings Inc.(a)	36,496	1,739,764
Vivint Smart Home Inc.(a)	18,901	270,662
WW International Inc.(a)	11,720	366,602

		17,671,044

Diversified Financial Services — 1.3%
Alerus Financial Corp.	4,156	123,766
Banco Latinoamericano de Comercio Exterior SA, Class E	6,986	105,698
Berkshire Hathaway Inc., Class B(a)	509,936	130,273,350
Cannae Holdings Inc.(a)	22,305	883,724
Equitable Holdings Inc.	109,072	3,557,929
Jefferies Financial Group Inc.	57,292	1,724,489
Marlin Business Services Corp.	2,074	28,289
Voya Financial Inc.	34,162	2,174,070

		138,871,315

Diversified Telecommunication Services — 1.2%
Anterix Inc.(a)(b)	3,124	147,328
AT&T Inc.	1,932,987	58,511,516
ATN International Inc.	3,082	151,388
Bandwidth Inc., Class A(a)	5,141	651,570
Cincinnati Bell Inc.(a)	14,028	215,330
Cogent Communications Holdings Inc.	11,609	798,235
Consolidated Communications Holdings Inc.(a)	16,168	116,409

Security	Shares	Value

Diversified Telecommunication Services (continued)
IDT Corp., Class B(a)	8,195	$185,699
Iridium Communications Inc.(a)	31,831	1,313,029
Liberty Latin America Ltd., Class A(a)	11,548	148,161
Liberty Latin America Ltd., Class C, NVS(a)	41,555	539,384
Lumen Technologies Inc.	300,760	4,015,146
Ooma Inc.(a)(b)	8,032	127,307
ORBCOMM Inc.(a)	19,144	146,069
Verizon Communications Inc.	1,123,205	65,314,371
Vonage Holdings Corp.(a)	63,311	748,336

		133,129,278

Electric Utilities — 1.5%
ALLETE Inc.	14,173	952,284
Alliant Energy Corp.	68,210	3,694,254
American Electric Power Co. Inc.	134,165	11,363,775
Avangrid Inc.	14,971	745,706
Duke Energy Corp.	199,569	19,264,396
Edison International	96,731	5,668,437
Entergy Corp.	54,976	5,468,463
Evergy Inc.	61,515	3,661,988
Eversource Energy	93,589	8,103,871
Exelon Corp.	263,543	11,527,371
FirstEnergy Corp.	146,028	5,065,711
Hawaiian Electric Industries Inc.	29,365	1,304,687
IDACORP Inc.	13,990	1,398,580
MGE Energy Inc.	9,544	681,346
NextEra Energy Inc.	530,476	40,109,290
NRG Energy Inc.	66,084	2,493,349
OGE Energy Corp.	55,587	1,798,795
Otter Tail Corp.	10,627	490,649
PG&E Corp.(a)	361,906	4,237,919
Pinnacle West Capital Corp.	31,057	2,526,487
PNM Resources Inc.	22,003	1,079,247
Portland General Electric Co.	25,240	1,198,143
PPL Corp.	208,642	6,017,235
Southern Co. (The)	286,791	17,826,929
Spark Energy Inc., Class A	1,466	15,657
Xcel Energy Inc.	142,970	9,508,935

		166,203,504

Electrical Equipment — 0.7%
Acuity Brands Inc.(b)	9,691	1,599,015
Allied Motion Technologies Inc.	1,533	78,689
American Superconductor Corp.(a)	7,244	137,346
AMETEK Inc.	61,913	7,908,148
Array Technologies Inc.(a)	33,298	992,946
Atkore Inc.(a)	11,972	860,787
AZZ Inc.	6,766	340,668
Bloom Energy Corp., Class A(a)	23,050	623,503
Eaton Corp. PLC	108,075	14,944,611
Emerson Electric Co.	160,855	14,512,338
Encore Wire Corp.	5,119	343,638
EnerSys	11,556	1,049,285
FuelCell Energy Inc.(a)	84,921	1,223,712
Generac Holdings Inc.(a)	16,436	5,381,968
GrafTech International Ltd.	46,036	563,020
Hubbell Inc.	14,715	2,750,086
LSI Industries Inc.	11,993	102,300
nVent Electric PLC	40,466	1,129,406
Plug Power Inc.(a)(b)	111,119	3,982,505
Powell Industries Inc.	2,195	74,345

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Preformed Line Products Co.	621	$42,694
Regal Beloit Corp.	10,901	1,555,355
Rockwell Automation Inc.	31,453	8,348,884
Sensata Technologies Holding PLC(a)	42,758	2,477,826
Shoals Technologies Group Inc., Class A(a)	24,102	838,268
Sunrun Inc.(a)	42,811	2,589,209
Thermon Group Holdings Inc.(a)	8,800	171,512
TPI Composites Inc.(a)(b)	7,839	442,355
Vertiv Holdings Co.	59,596	1,191,920
Vicor Corp.(a)	4,743	403,297

		76,659,636

Electronic Equipment, Instruments & Components — 0.8%
908 Devices Inc.(a)	2,053	99,571
Akoustis Technologies Inc.(a)	11,213	149,581
Amphenol Corp., Class A	158,744	10,472,342
Arlo Technologies Inc.(a)	21,794	136,866
Arrow Electronics Inc.(a)	19,815	2,195,898
Avnet Inc.	27,858	1,156,386
Badger Meter Inc.	8,482	789,420
Bel Fuse Inc., Class B, NVS	2,725	54,200
Belden Inc.	10,736	476,356
Benchmark Electronics Inc.	10,702	330,906
CDW Corp./DE	38,558	6,390,989
Cognex Corp.	45,463	3,772,974
Coherent Inc.(a)	6,447	1,630,382
Corning Inc.	203,529	8,855,547
CTS Corp.	8,327	258,637
Daktronics Inc.	8,991	56,374
Dolby Laboratories Inc., Class A	17,452	1,722,861
ePlus Inc.(a)	3,822	380,824
Fabrinet(a)	9,489	857,711
FARO Technologies Inc.(a)	4,231	366,278
FLIR Systems Inc.	34,928	1,972,384
II-VI Inc.(a)	28,073	1,919,351
Insight Enterprises Inc.(a)	8,910	850,192
IPG Photonics Corp.(a)	9,450	1,993,383
Iteris Inc.(a)(b)	11,035	68,086
Itron Inc.(a)	11,859	1,051,300
Jabil Inc.	40,658	2,120,721
Keysight Technologies Inc.(a)(b)	50,888	7,297,339
Kimball Electronics Inc.(a)	6,071	156,632
Knowles Corp.(a)	20,788	434,885
Littelfuse Inc.	6,326	1,672,847
Methode Electronics Inc.	9,342	392,177
MTS Systems Corp.	5,326	309,973
Napco Security Technologies Inc.(a)	3,833	133,503
National Instruments Corp.	35,184	1,519,421
nLight Inc.(a)	10,961	355,136
Novanta Inc.(a)	9,016	1,189,120
OSI Systems Inc.(a)	4,986	479,155
PAR Technology Corp.(a)(b)	5,114	334,507
PC Connection Inc.	2,311	107,207
Plexus Corp.(a)	7,500	688,800
Rogers Corp.(a)	5,018	944,438
Sanmina Corp.(a)	18,122	749,888
ScanSource Inc.(a)	6,793	203,450
SYNNEX Corp.	11,003	1,263,585
Trimble Inc.(a)	67,153	5,223,832
TTM Technologies Inc.(a)	24,231	351,350
Vishay Intertechnology Inc.	38,125	918,050

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Vishay Precision Group Inc.(a)	2,966	$91,383
Vontier Corp.(a)	41,470	1,255,297
Zebra Technologies Corp., Class A(a)	14,323	6,949,233

		83,150,728

Energy Equipment & Services — 0.2%
Archrock Inc.	35,330	335,282
Aspen Aerogels Inc.(a)	8,381	170,470
Baker Hughes Co.	177,633	3,838,649
Bristow Group Inc.(a)	1,835	47,490
Cactus Inc., Class A	12,616	386,302
ChampionX Corp.(a)(b)	51,769	1,124,940
DMC Global Inc.	3,605	195,607
Dril-Quip Inc.(a)	10,002	332,366
Exterran Corp.(a)	8,604	28,909
Frank’s International NV(a)	30,823	109,422
Halliburton Co.	240,129	5,153,168
Helix Energy Solutions Group Inc.(a)(b)	35,926	181,426
Helmerich & Payne Inc.	29,265	788,984
Liberty Oilfield Services Inc., Class A	21,522	242,983
Nabors Industries Ltd.	2,262	211,384
National Energy Services Reunited Corp.(a)(b)	9,224	114,101
Newpark Resources Inc.(a)	22,279	69,956
NexTier Oilfield Solutions Inc.(a)(b)	41,059	152,740
NOV Inc.	105,744	1,450,808
Oceaneering International Inc.(a)	24,904	284,404
Oil States International Inc.(a)	15,830	95,455
Patterson-UTI Energy Inc.	55,836	398,111
ProPetro Holding Corp.(a)	20,131	214,596
RPC Inc.(a)	15,153	81,826
Schlumberger Ltd.	376,639	10,240,814
Select Energy Services Inc., Class A(a)	15,583	77,603
Solaris Oilfield Infrastructure Inc., Class A	8,776	107,682
Tidewater Inc.(a)	10,476	131,264
Transocean Ltd.(a)	156,610	555,966
U.S. Silica Holdings Inc.	21,478	263,965

		27,386,673

Entertainment — 2.0%
Activision Blizzard Inc.	207,439	19,291,827
AMC Entertainment Holdings Inc., Class A(b)	102,194	1,043,401
Cinemark Holdings Inc.	29,417	600,401
Electronic Arts Inc.	77,683	10,515,948
Eros STX Global Corp.(a)	30,391	55,008
Gaia Inc., Class A(a)(b)	3,457	41,104
Glu Mobile Inc.(a)	35,551	443,676
IMAX Corp.(a)	14,949	300,475
Liberty Media Corp.-Liberty Braves, Class A(a)(b)	2,609	74,383
Liberty Media Corp.-Liberty Braves, Class C, NVS(a)	8,697	241,950
Liberty Media Corp.-Liberty Formula One, Class A(a)	6,486	247,895
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	54,585	2,362,985
Lions Gate Entertainment Corp., Class A(a)(b)	14,323	214,129
Lions Gate Entertainment Corp., Class B, NVS(a)	27,256	351,602
Live Nation Entertainment Inc.(a)	38,538	3,262,242
LiveXLive Media Inc.(a)	7,293	31,652
Madison Square Garden Entertainment Corp.(a)(b)	5,252	429,614
Madison Square Garden Sports Corp.(a)	5,306	952,215
Marcus Corp. (The)	7,047	140,869
Netflix Inc.(a)	115,278	60,135,921
Playtika Holding Corp.(a)	20,666	562,322

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment (continued)
Roku Inc.(a)	29,522	$9,617,382
Spotify Technology SA(a)	36,374	9,746,413
Take-Two Interactive Software Inc.(a)	30,955	5,469,748
Walt Disney Co. (The)(a)	489,908	90,397,824
World Wrestling Entertainment Inc., Class A	11,661	632,726
Zynga Inc., Class A(a)	239,478	2,445,070

		219,608,782

Equity Real Estate Investment Trusts (REITs) — 3.1%
Acadia Realty Trust	25,041	475,028
Agree Realty Corp.	16,793	1,130,337
Alexander & Baldwin Inc.	20,012	336,001
Alexander’s Inc.	560	155,288
Alexandria Real Estate Equities Inc.	36,300	5,964,090
American Assets Trust Inc.	12,475	404,689
American Campus Communities Inc.	37,420	1,615,421
American Finance Trust Inc.	28,784	282,659
American Homes 4 Rent, Class A	75,180	2,506,501
American Tower Corp.	119,818	28,643,691
Americold Realty Trust	64,412	2,477,930
Apartment Income REIT Corp.	40,502	1,731,866
Apartment Investment & Management Co., Class A	40,502	248,682
Apple Hospitality REIT Inc.	54,976	801,000
Armada Hoffler Properties Inc.	15,055	188,790
AvalonBay Communities Inc.	38,347	7,075,405
Bluerock Residential Growth REIT Inc., Class A	4,983	50,378
Boston Properties Inc.	42,245	4,277,729
Brandywine Realty Trust	49,776	642,608
Brixmor Property Group Inc.	80,636	1,631,266
Broadstone Net Lease Inc.	9,569	175,113
Brookfield Property REIT Inc., Class A	11,969	214,844
BRT Apartments Corp.	5,479	92,266
Camden Property Trust	25,308	2,781,602
CareTrust REIT Inc.	26,969	627,973
CatchMark Timber Trust Inc., Class A	17,092	173,997
Centerspace	3,090	210,120
Chatham Lodging Trust	12,962	170,580
CIM Commercial Trust Corp.	6,353	81,890
City Office REIT Inc.	13,043	138,517
Clipper Realty Inc.	6,738	53,365
Colony Capital Inc.	130,480	845,510
Columbia Property Trust Inc.	32,351	553,202
Community Healthcare Trust Inc.	5,870	270,724
CorEnergy Infrastructure Trust Inc.	3,920	27,714
CorePoint Lodging Inc.	11,548	104,278
CoreSite Realty Corp.	11,348	1,360,058
Corporate Office Properties Trust	30,028	790,637
Cousins Properties Inc.	40,040	1,415,414
Crown Castle International Corp.	112,550	19,373,231
CTO Realty Growth Inc.	1,258	65,429
CubeSmart	52,093	1,970,678
CyrusOne Inc.	32,781	2,219,929
DiamondRock Hospitality Co.(a)	56,074	577,562
Digital Realty Trust Inc.	75,708	10,662,715
Diversified Healthcare Trust	66,277	316,804
Douglas Emmett Inc.	45,218	1,419,845
Duke Realty Corp.	101,176	4,242,310
Easterly Government Properties Inc.	20,404	422,975
EastGroup Properties Inc.	10,270	1,471,486
Empire State Realty Trust Inc., Class A	38,913	433,102
EPR Properties	20,788	968,513

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Equinix Inc.	24,108	$16,383,556
Equity Commonwealth	32,362	899,664
Equity LifeStyle Properties Inc.	47,207	3,004,253
Equity Residential	99,277	7,111,212
Essential Properties Realty Trust Inc.	28,147	642,596
Essex Property Trust Inc.	17,584	4,780,035
Extra Space Storage Inc.	34,510	4,574,300
Farmland Partners Inc.	8,690	97,415
Federal Realty Investment Trust	20,514	2,081,145
First Industrial Realty Trust Inc.	34,620	1,585,250
Four Corners Property Trust Inc.	18,452	505,585
Franklin Street Properties Corp.	28,183	153,597
Gaming and Leisure Properties Inc.	59,465	2,523,100
GEO Group Inc. (The)	33,696	261,481
Getty Realty Corp.	8,802	249,273
Gladstone Commercial Corp.	9,837	192,412
Gladstone Land Corp.	6,004	109,873
Global Medical REIT Inc.	11,703	153,426
Global Net Lease Inc.	25,484	460,241
Healthcare Realty Trust Inc.	36,762	1,114,624
Healthcare Trust of America Inc., Class A(b)	59,596	1,643,658
Healthpeak Properties Inc.	146,634	4,654,163
Hersha Hospitality Trust, Class A(a)	9,677	102,092
Highwoods Properties Inc.	27,256	1,170,373
Host Hotels & Resorts Inc.	188,120	3,169,822
Hudson Pacific Properties Inc.	41,116	1,115,477
Independence Realty Trust Inc.	24,945	379,164
Indus Realty Trust Inc.	196	11,791
Industrial Logistics Properties Trust	16,549	382,778
Innovative Industrial Properties Inc.	6,341	1,142,395
Invitation Homes Inc.	152,883	4,890,727
Iron Mountain Inc.	78,076	2,889,593
iStar Inc.	16,105	286,347
JBG SMITH Properties	33,159	1,054,125
Kilroy Realty Corp.	31,212	2,048,444
Kimco Realty Corp.	110,433	2,070,619
Kite Realty Group Trust	20,721	399,708
Lamar Advertising Co., Class A	23,434	2,200,921
Lexington Realty Trust	74,071	822,929
Life Storage Inc.	20,019	1,720,633
LTC Properties Inc.	9,919	413,821
Macerich Co. (The)	39,737	464,923
Mack-Cali Realty Corp.	24,306	376,257
Medical Properties Trust Inc.	152,946	3,254,691
Mid-America Apartment Communities Inc.	30,705	4,432,574
Monmouth Real Estate Investment Corp.	27,629	488,757
National Health Investors Inc.	11,455	827,967
National Retail Properties Inc.	46,660	2,056,306
National Storage Affiliates Trust	15,703	627,021
NETSTREIT Corp.	5,109	94,465
New Senior Investment Group Inc.	21,831	136,007
NexPoint Residential Trust Inc.	6,236	287,417
Office Properties Income Trust	12,784	351,816
Omega Healthcare Investors Inc.	61,444	2,250,694
One Liberty Properties Inc.	3,057	68,079
Outfront Media Inc.	39,271	857,286
Paramount Group Inc.	57,349	580,945
Park Hotels & Resorts Inc.	66,332	1,431,445
Pebblebrook Hotel Trust(b)	34,648	841,600
Physicians Realty Trust	55,530	981,215

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Piedmont Office Realty Trust Inc., Class A	34,109	$592,473
Plymouth Industrial REIT Inc.	6,982	117,647
PotlatchDeltic Corp.	17,547	928,587
Preferred Apartment Communities Inc., Class A	9,827	96,796
Prologis Inc.	199,462	21,142,972
PS Business Parks Inc.	5,283	816,646
Public Storage	40,673	10,036,469
QTS Realty Trust Inc., Class A	16,300	1,011,252
Rayonier Inc.	34,727	1,119,946
Realty Income Corp.	101,473	6,443,535
Regency Centers Corp.	44,893	2,545,882
Retail Opportunity Investments Corp.	29,184	463,150
Retail Properties of America Inc., Class A	56,092	587,844
Retail Value Inc.	4,502	84,232
Rexford Industrial Realty Inc.	33,661	1,696,514
RLJ Lodging Trust	46,176	714,804
RPT Realty	18,724	213,641
Ryman Hospitality Properties Inc.	14,323	1,110,176
Sabra Health Care REIT Inc.	54,006	937,544
Safehold Inc.(b)	5,254	368,305
Saul Centers Inc.	3,232	129,636
SBA Communications Corp.	30,032	8,335,382
Seritage Growth Properties, Class A(a)	8,618	158,140
Service Properties Trust	43,323	513,811
Simon Property Group Inc.	87,974	10,008,802
SITE Centers Corp.	39,957	541,817
SL Green Realty Corp.	18,691	1,308,183
Spirit Realty Capital Inc.	29,740	1,263,950
STAG Industrial Inc.	41,043	1,379,455
STORE Capital Corp.	65,385	2,190,397
Summit Hotel Properties Inc.	29,482	299,537
Sun Communities Inc.	28,668	4,301,347
Sunstone Hotel Investors Inc.	62,954	784,407
Tanger Factory Outlet Centers Inc.	23,560	356,463
Terreno Realty Corp.	18,676	1,078,913
UDR Inc.	79,092	3,468,975
UMH Properties Inc.	9,760	187,099
Uniti Group Inc.	52,038	573,979
Universal Health Realty Income Trust	3,261	221,031
Urban Edge Properties	30,384	501,944
Urstadt Biddle Properties Inc., Class A	9,304	154,912
Ventas Inc.	101,645	5,421,744
VEREIT Inc.	59,327	2,291,209
VICI Properties Inc.	145,610	4,112,026
Vornado Realty Trust	47,594	2,160,292
Washington REIT	23,893	528,035
Weingarten Realty Investors	32,529	875,355
Welltower Inc.	114,066	8,170,548
Weyerhaeuser Co.	201,739	7,181,908
Whitestone REIT	9,265	89,871
WP Carey Inc.	47,035	3,328,197
Xenia Hotels & Resorts Inc.	31,018	604,851

		338,284,456

Food & Staples Retailing — 1.2%
Albertsons Companies Inc., Class A(b)	42,062	802,122
Andersons Inc. (The)	9,880	270,514
BJ’s Wholesale Club Holdings Inc.(a)	37,021	1,660,762
Casey’s General Stores Inc.	10,034	2,169,250
Chefs’ Warehouse Inc. (The)(a)	7,618	232,044
Costco Wholesale Corp.	119,613	42,161,190

Security	Shares	Value

Food & Staples Retailing (continued)
Grocery Outlet Holding Corp.(a)	19,106	$704,820
HF Foods Group Inc.(a)	9,653	69,695
Ingles Markets Inc., Class A	4,252	262,136
Kroger Co. (The)	205,634	7,400,768
Natural Grocers by Vitamin Cottage Inc.	1,850	32,468
Performance Food Group Co.(a)(b)	35,036	2,018,424
PriceSmart Inc.	6,007	581,177
Rite Aid Corp.(a)	14,782	302,440
SpartanNash Co.	9,055	177,750
Sprouts Farmers Market Inc.(a)	30,952	823,942
Sysco Corp.	131,911	10,386,672
U.S. Foods Holding Corp.(a)	58,672	2,236,577
United Natural Foods Inc.(a)	13,405	441,561
Village Super Market Inc., Class A	1,294	30,500
Walmart Inc.	377,738	51,308,153
Walgreens Boots Alliance Inc.	196,625	10,794,712
Weis Markets Inc.	2,756	155,769

		135,023,446

Food Products — 1.0%
Alico Inc.	874	26,098
Archer-Daniels-Midland Co.	150,362	8,570,634
B&G Foods Inc.	17,010	528,331
Beyond Meat Inc.(a)(b)	14,029	1,825,453
Bunge Ltd.	36,986	2,931,880
Calavo Growers Inc.	4,159	322,905
Cal-Maine Foods Inc.(a)	8,405	322,920
Campbell Soup Co.	52,890	2,658,780
Conagra Brands Inc.	132,315	4,975,044
Darling Ingredients Inc.(a)	42,638	3,137,304
Farmer Bros. Co.(a)	1,659	17,320
Flowers Foods Inc.	52,692	1,254,069
Fresh Del Monte Produce Inc.	9,000	257,670
Freshpet Inc.(a)	10,696	1,698,632
General Mills Inc.	165,187	10,129,267
Hain Celestial Group Inc. (The)(a)	23,560	1,027,216
Hershey Co. (The)	40,287	6,371,792
Hormel Foods Corp.	76,898	3,674,186
Hostess Brands Inc.(a)	32,430	465,046
Ingredion Inc.	18,016	1,619,999
J&J Snack Foods Corp.	4,156	652,617
JM Smucker Co. (The)	29,698	3,757,688
John B Sanfilippo & Son Inc.	1,982	179,113
Kellogg Co.	67,909	4,298,640
Kraft Heinz Co. (The)	176,126	7,045,040
Lamb Weston Holdings Inc.	38,988	3,020,790
Lancaster Colony Corp.	5,083	891,355
Landec Corp.(a)	6,410	67,946
Limoneira Co.	4,779	83,632
McCormick & Co. Inc./MD, NVS	67,709	6,036,934
Mondelez International Inc., Class A	379,605	22,218,281
Pilgrim’s Pride Corp.(a)	15,038	357,754
Post Holdings Inc.(a)	16,050	1,696,806
Sanderson Farms Inc.	5,237	815,820
Seaboard Corp.	75	276,749
Seneca Foods Corp., Class A(a)	2,207	103,928
Simply Good Foods Co. (The)(a)	22,672	689,682
Tootsie Roll Industries Inc.	3,973	131,624
TreeHouse Foods Inc.(a)	15,807	825,758
Tyson Foods Inc., Class A	77,479	5,756,690

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Vital Farms Inc.(a)(b)	6,629	$144,777

		110,866,170

Gas Utilities — 0.1%
Atmos Energy Corp.	34,502	3,410,523
Brookfield Infrastructure Corp., Class A	8,776	670,223
Chesapeake Utilities Corp.	4,555	528,744
National Fuel Gas Co.	22,601	1,129,824
New Jersey Resources Corp.	26,523	1,057,472
Northwest Natural Holding Co.	8,746	471,847
ONE Gas Inc.	14,515	1,116,349
RGC Resources Inc.	2,455	54,452
South Jersey Industries Inc.(b)	25,702	580,351
Southwest Gas Holdings Inc.	15,247	1,047,621
Spire Inc.	13,588	1,004,017
UGI Corp.	56,676	2,324,283

		13,395,706

Health Care Equipment & Supplies — 3.5%
Abbott Laboratories	468,543	56,150,193
ABIOMED Inc.(a)	12,056	3,842,609
Accelerate Diagnostics Inc.(a)	5,543	46,118
Accuray Inc.(a)	17,731	87,768
Acutus Medical Inc.(a)	2,655	35,497
Align Technology Inc.(a)	21,233	11,498,306
Alphatec Holdings Inc.(a)	14,676	231,734
AngioDynamics Inc.(a)	10,270	240,318
Antares Pharma Inc.(a)	37,587	154,483
Apyx Medical Corp.(a)	13,664	131,994
Aspira Women’s Health Inc.(a)	26,608	179,604
AtriCure Inc.(a)	12,104	793,054
Atrion Corp.	382	244,980
Avanos Medical Inc.(a)	12,128	530,479
Axogen Inc.(a)	8,345	169,070
Axonics Modulation Technologies Inc.(a)	8,221	492,356
Baxter International Inc.	138,670	11,695,428
Becton Dickinson and Co.	78,303	19,039,374
BioLife Solutions Inc.(a)	3,723	134,028
BioSig Technologies Inc.(a)(b)	7,293	31,433
Boston Scientific Corp.(a)	387,269	14,967,947
Cantel Medical Corp.(a)	9,975	796,404
Cardiovascular Systems Inc.(a)	10,012	383,860
Cerus Corp.(a)(b)	39,030	234,570
Co-Diagnostics Inc.(a)	6,964	66,437
CONMED Corp.	7,009	915,305
Cooper Companies Inc. (The)	13,092	5,028,506
CryoLife Inc.(a)	10,624	239,890
CryoPort Inc.(a)	10,139	527,329
Cutera Inc.(a)	4,148	124,647
CytoSorbents Corp.(a)	7,548	65,517
Danaher Corp.	169,623	38,178,745
DENTSPLY SIRONA Inc.	58,672	3,743,860
DexCom Inc.(a)	24,807	8,915,388
Eargo Inc.(a)	2,164	108,092
Edwards Lifesciences Corp.(a)	167,905	14,043,574
Envista Holdings Corp.(a)	43,375	1,769,700
GenMark Diagnostics Inc.(a)	17,954	429,101
Glaukos Corp.(a)(b)	11,912	999,774
Globus Medical Inc., Class A(a)	20,023	1,234,818
Haemonetics Corp.(a)	13,766	1,528,164
Heska Corp.(a)(b)	1,913	322,264

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Hill-Rom Holdings Inc.	18,467	$2,040,234
Hologic Inc.(a)	69,763	5,188,972
ICU Medical Inc.(a)	5,134	1,054,729
IDEXX Laboratories Inc.(a)	22,860	11,185,627
Inari Medical Inc.(a)(b)	4,466	477,862
Inogen Inc.(a)	4,695	246,581
Insulet Corp.(a)	17,889	4,667,598
Integer Holdings Corp.(a)	9,144	842,162
Integra LifeSciences Holdings Corp.(a)	19,401	1,340,415
Intersect ENT Inc.(a)	7,936	165,704
IntriCon Corp.(a)	1,843	47,255
Intuitive Surgical Inc.(a)	31,448	23,238,185
Invacare Corp.	7,925	63,559
iRhythm Technologies Inc.(a)	8,008	1,111,991
Lantheus Holdings Inc.(a)	19,092	407,996
LeMaitre Vascular Inc.	4,790	233,656
LENSAR Inc.(a)(b)	1,668	12,110
LivaNova PLC(a)	13,431	990,268
Masimo Corp.(a)	13,274	3,048,507
Medtronic PLC	363,603	42,952,422
Meridian Bioscience Inc.(a)	10,157	266,621
Merit Medical Systems Inc.(a)	14,246	853,050
Mesa Laboratories Inc.(b)	1,391	338,708
Misonix Inc.(a)	3,391	66,430
Natus Medical Inc.(a)	8,849	226,623
Neogen Corp.(a)	14,256	1,267,216
Nevro Corp.(a)	9,136	1,274,472
Novocure Ltd.(a)	27,054	3,575,998
NuVasive Inc.(a)(b)	14,444	946,949
OraSure Technologies Inc.(a)	16,403	191,423
Ortho Clinical Diagnostics Holdings PLC(a)	23,790	459,028
Orthofix Medical Inc.(a)	4,636	200,971
OrthoPediatrics Corp.(a)	2,875	140,156
Outset Medical Inc.(a)(b)	2,679	145,711
Penumbra Inc.(a)	9,004	2,436,302
Pulmonx Corp.(a)(b)	3,140	143,624
Pulse Biosciences Inc.(a)(b)	2,325	55,056
Quidel Corp.(a)	10,164	1,300,281
Quotient Ltd.(a)(b)	16,319	60,054
ResMed Inc.	39,078	7,581,914
Rockwell Medical Inc.(a)	13,515	15,677
SeaSpine Holdings Corp.(a)	5,866	102,068
Shockwave Medical Inc.(a)	8,192	1,067,090
SI-BONE Inc.(a)	7,624	242,519
Sientra Inc.(a)	10,465	76,290
Silk Road Medical Inc.(a)	7,243	366,858
STAAR Surgical Co.(a)	12,708	1,339,550
STERIS PLC	22,695	4,322,944
Stryker Corp.	94,077	22,915,276
Surgalign Holdings Inc.(a)	14,286	31,143
Surmodics Inc.(a)	3,863	216,598
Tactile Systems Technology Inc.(a)	4,745	258,555
Tandem Diabetes Care Inc.(a)	15,956	1,408,117
Teleflex Inc.	12,683	5,269,279
TransMedics Group Inc.(a)	6,785	281,510
Utah Medical Products Inc.	829	71,791
Vapotherm Inc.(a)(b)	4,289	103,022
Varex Imaging Corp.(a)	9,864	202,113
Varian Medical Systems Inc.(a)	24,702	4,360,644
ViewRay Inc.(a)	20,923	91,015

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
West Pharmaceutical Services Inc.	19,867	$5,598,123
Zimmer Biomet Holdings Inc.	56,335	9,018,107
Zynex Inc.(a)(b)	5,710	87,192

		378,644,619

Health Care Providers & Services — 2.6%
1Life Healthcare Inc.(a)	21,288	831,935
Acadia Healthcare Co. Inc.(a)	23,068	1,318,105
Accolade Inc.(a)	8,633	391,679
AdaptHealth Corp.(a)	20,245	744,206
Addus HomeCare Corp.(a)	3,500	366,065
Amedisys Inc.(a)	8,819	2,335,183
AmerisourceBergen Corp.	39,620	4,677,933
AMN Healthcare Services Inc.(a)	12,265	903,930
Anthem Inc.	67,578	24,257,123
Apollo Medical Holdings Inc.(a)	5,349	144,904
Brookdale Senior Living Inc.(a)	49,717	300,788
Cardinal Health Inc.	79,003	4,799,432
Castle Biosciences Inc.(a)	2,690	184,157
Centene Corp.(a)	156,390	9,994,885
Chemed Corp.	4,196	1,929,405
Cigna Corp.	93,444	22,589,153
Community Health Systems Inc.(a)	20,624	278,836
CorVel Corp.(a)	2,097	215,131
Covetrus Inc.(a)	31,293	937,851
Cross Country Healthcare Inc.(a)	12,063	150,667
CVS Health Corp.	353,809	26,617,051
DaVita Inc.(a)	20,667	2,227,283
Encompass Health Corp.	27,256	2,232,266
Ensign Group Inc. (The)	13,774	1,292,552
Enzo Biochem Inc.(a)	10,223	35,167
Fulgent Genetics Inc.(a)(b)	3,657	353,339
Guardant Health Inc.(a)(b)	22,088	3,371,733
Hanger Inc.(a)	9,700	221,354
HCA Healthcare Inc.	72,532	13,660,677
HealthEquity Inc.(a)	21,643	1,471,724
Henry Schein Inc.(a)	38,761	2,683,812
Humana Inc.	34,997	14,672,492
InfuSystem Holdings Inc.(a)	6,868	139,832
Joint Corp. (The)(a)	4,469	216,166
Laboratory Corp. of America Holdings(a)	26,520	6,763,396
LHC Group Inc.(a)	8,222	1,572,129
Magellan Health Inc.(a)	6,541	609,883
McKesson Corp.	43,216	8,428,849
MEDNAX Inc.(a)	20,798	529,725
ModivCare Inc.(a)	3,107	460,209
Molina Healthcare Inc.(a)	15,968	3,732,680
National HealthCare Corp.	3,523	274,477
National Research Corp.	3,783	177,158
Oak Street Health Inc.(a)(b)	24,443	1,326,522
Ontrak Inc.(a)	3,671	119,528
Option Care Health Inc.(a)	23,086	409,546
Owens & Minor Inc.	19,596	736,614
Patterson Companies Inc.	21,697	693,219
Pennant Group Inc. (The)(a)	6,928	317,302
PetIQ Inc., Class A(a)	5,224	184,198
Premier Inc., Class A	32,934	1,114,816
Progyny Inc.(a)(b)	7,089	315,531
Quest Diagnostics Inc.	36,186	4,644,111
R1 RCM Inc.(a)	30,038	741,338
RadNet Inc.(a)	9,700	210,975

Security	Shares	Value

Health Care Providers & Services (continued)
Select Medical Holdings Corp.(a)	30,608	$1,043,733
Signify Health Inc., Class A(a)	6,077	177,813
Surgery Partners Inc.(a)	4,751	210,279
Tenet Healthcare Corp.(a)	27,662	1,438,424
Tivity Health Inc.(a)	11,768	262,662
Triple-S Management Corp., Class B(a)	6,423	167,191
U.S. Physical Therapy Inc.	3,550	369,555
UnitedHealth Group Inc.	255,897	95,211,597
Universal Health Services Inc., Class B	19,987	2,666,066
Viemed Healthcare Inc.(a)	9,296	94,076

		281,550,418

Health Care Technology — 0.3%
Allscripts Healthcare Solutions Inc.(a)	40,315	605,330
American Well Corp., Class A(a)(b)	15,340	266,456
Cerner Corp.	82,722	5,946,057
Certara Inc.(a)(b)	11,407	311,411
Change Healthcare Inc.(a)	68,048	1,503,861
Computer Programs & Systems Inc.	2,747	84,058
Evolent Health Inc., Class A(a)	17,308	349,622
Health Catalyst Inc.(a)	8,769	410,126
HealthStream Inc.(a)	6,931	154,839
HMS Holdings Corp.(a)	23,780	879,265
Inovalon Holdings Inc., Class A(a)	20,901	601,531
Inspire Medical Systems Inc.(a)	7,036	1,456,382
NextGen Healthcare Inc.(a)	13,364	241,888
Omnicell Inc.(a)	11,640	1,511,687
OptimizeRx Corp.(a)(b)	5,181	252,574
Phreesia Inc.(a)	8,969	467,285
Schrodinger Inc.(a)(b)	7,876	600,860
Simulations Plus Inc.(b)	4,186	264,723
Tabula Rasa HealthCare Inc.(a)(b)	4,783	220,257
Teladoc Health Inc.(a)	29,151	5,298,194
Veeva Systems Inc., Class A(a)	36,730	9,595,345
Vocera Communications Inc.(a)	7,855	302,103

		31,323,854

Hotels, Restaurants & Leisure — 2.2%
Accel Entertainment Inc.(a)	11,448	125,127
Aramark	62,078	2,345,307
Bally’s Corp.	5,649	367,072
Biglari Holdings Inc., Class B, NVS(a)	280	37,173
BJ’s Restaurants Inc.(a)	6,049	351,326
Bloomin’ Brands Inc.	23,252	628,967
Bluegreen Vacations Corp.	4,450	47,971
Bluegreen Vacations Holding Corp., Class A(a)	4,133	76,626
Booking Holdings Inc.(a)	11,085	25,826,276
Boyd Gaming Corp.(a)	21,254	1,253,136
Brinker International Inc.	12,130	861,958
Caesars Entertainment Inc.(a)	48,511	4,242,287
Carnival Corp.	164,550	4,367,157
Carrols Restaurant Group Inc.(a)	11,165	66,823
Century Casinos Inc.(a)	5,489	56,372
Cheesecake Factory Inc. (The)(b)	11,685	683,689
Chipotle Mexican Grill Inc.(a)	7,524	10,690,250
Choice Hotels International Inc.	9,613	1,031,379
Churchill Downs Inc.	10,286	2,339,242
Chuy’s Holdings Inc.(a)	3,998	177,191
Cracker Barrel Old Country Store Inc.	6,528	1,128,561
Darden Restaurants Inc.	35,572	5,051,224
Dave & Buster’s Entertainment Inc.(a)	12,806	613,407

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Del Taco Restaurants Inc.	10,737	$102,860
Denny’s Corp.(a)	17,614	318,990
Dine Brands Global Inc.	4,574	411,797
Domino’s Pizza Inc.	10,624	3,907,401
El Pollo Loco Holdings Inc.(a)	7,407	119,401
Everi Holdings Inc.(a)	24,221	341,758
Expedia Group Inc.	37,459	6,447,443
Extended Stay America Inc.	50,555	998,461
Fiesta Restaurant Group Inc.(a)	7,228	91,001
GAN Ltd.(a)	6,490	118,118
Golden Entertainment Inc.(a)	5,255	132,741
Hilton Grand Vacations Inc.(a)	23,438	878,691
Hilton Worldwide Holdings Inc.	74,050	8,954,126
Hyatt Hotels Corp., Class A	10,170	841,059
International Game Technology PLC	25,281	405,760
Jack in the Box Inc.	6,646	729,598
Las Vegas Sands Corp.	90,097	5,474,294
Lindblad Expeditions Holdings Inc.(a)	8,175	154,507
Marriott International Inc./MD, Class A	73,127	10,830,840
Marriott Vacations Worldwide Corp.	10,903	1,899,085
McDonald’s Corp.	201,795	45,230,331
MGM Resorts International	127,654	4,849,575
Monarch Casino & Resort Inc.(a)	3,657	221,687
Nathan’s Famous Inc.	775	48,895
Noodles & Co., Class A(a)	3,158	32,685
Norwegian Cruise Line Holdings Ltd.(a)(b)	98,289	2,711,793
Papa John’s International Inc.	8,779	778,171
Penn National Gaming Inc.(a)	42,270	4,431,587
Planet Fitness Inc., Class A(a)	22,682	1,753,319
PlayAGS Inc.(a)	6,012	48,577
RCI Hospitality Holdings Inc.	2,955	187,908
Red Robin Gourmet Burgers Inc.(a)	3,645	145,399
Red Rock Resorts Inc., Class A	17,839	581,373
Royal Caribbean Cruises Ltd.	53,477	4,578,166
Ruth’s Hospitality Group Inc.	8,520	211,552
Scientific Games Corp./DE, Class A(a)	16,485	635,002
SeaWorld Entertainment Inc.(a)	14,141	702,383
Shake Shack Inc., Class A(a)	9,513	1,072,781
Six Flags Entertainment Corp.	21,553	1,001,568
Starbucks Corp.	316,753	34,611,600
Target Hospitality Corp.(a)(b)	8,817	22,131
Texas Roadhouse Inc.	17,206	1,650,744
Travel + Leisure Co.	22,095	1,351,330
Vail Resorts Inc.	10,697	3,119,887
Wendy’s Co. (The)	48,221	976,957
Wingstop Inc.	8,353	1,062,251
Wyndham Hotels & Resorts Inc.	24,637	1,719,170
Wynn Resorts Ltd.	28,175	3,532,300
Yum China Holdings Inc.	108,416	6,419,311
Yum! Brands Inc.	81,977	8,868,272

		238,083,157

Household Durables — 0.6%
Beazer Homes USA Inc.(a)	9,886	206,815
Cavco Industries Inc.(a)	2,394	540,110
Century Communities Inc.(a)	6,928	417,897
DR Horton Inc.	89,945	8,015,898
Ethan Allen Interiors Inc.	6,060	167,317
Garmin Ltd.	40,253	5,307,358
GoPro Inc., Class A(a)(b)	31,876	371,037
Green Brick Partners Inc.(a)(b)	8,313	188,539

Security	Shares	Value

Household Durables (continued)
Hamilton Beach Brands Holding Co., Class A	2,480	$44,962
Helen of Troy Ltd.(a)(b)	6,429	1,354,333
Hooker Furniture Corp.	2,503	91,259
Installed Building Products Inc.	6,051	670,935
iRobot Corp.(a)	7,304	892,403
KB Home	23,406	1,089,081
La-Z-Boy Inc.	12,838	545,358
Leggett & Platt Inc.	36,496	1,666,042
Lennar Corp., Class A	73,566	7,447,086
Lennar Corp., Class B	3,719	306,222
LGI Homes Inc.(a)	6,004	896,457
Lifetime Brands Inc.	2,179	32,010
Lovesac Co. (The)(a)(b)	2,788	157,801
M/I Homes Inc.(a)	7,327	432,806
MDC Holdings Inc.	14,958	888,505
Meritage Homes Corp.(a)	10,371	953,302
Mohawk Industries Inc.(a)	15,574	2,995,036
Newell Brands Inc.	102,705	2,750,440
NVR Inc.(a)	914	4,305,790
PulteGroup Inc.	72,691	3,811,916
Purple Innovation Inc., Class A(a)(b)	8,747	276,843
Skyline Champion Corp.(a)	13,483	610,241
Sonos Inc.(a)	32,434	1,215,302
Taylor Morrison Home Corp.(a)(b)	36,294	1,118,218
Tempur Sealy International Inc.	50,123	1,832,497
Toll Brothers Inc.	31,483	1,786,031
TopBuild Corp.(a)	8,779	1,838,586
TRI Pointe Homes Inc.(a)	35,086	714,351
Tupperware Brands Corp.(a)	13,492	356,324
Turtle Beach Corp.(a)	4,793	127,829
Universal Electronics Inc.(a)	3,650	200,641
VOXX International Corp., Class A(a)	7,118	135,669
Whirlpool Corp.	16,444	3,623,435

		60,382,682

Household Products — 1.2%
Central Garden & Pet Co.(a)	2,598	150,710
Central Garden & Pet Co., Class A, NVS(a)	11,652	604,622
Church & Dwight Co. Inc.	66,913	5,844,851
Clorox Co. (The)	34,225	6,601,318
Colgate-Palmolive Co.	228,197	17,988,769
Energizer Holdings Inc.	17,092	811,186
Kimberly-Clark Corp.	92,488	12,860,456
Oil-Dri Corp. of America	1,184	40,777
Procter & Gamble Co. (The)	660,591	89,463,839
Reynolds Consumer Products Inc.	12,979	386,515
Spectrum Brands Holdings Inc.	11,548	981,580
WD-40 Co.	3,603	1,103,167

		136,837,790

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	180,972	4,851,859
Atlantic Power Corp.(a)	28,319	81,842
Brookfield Renewable Corp., Class A	34,696	1,623,773
Clearway Energy Inc., Class A	8,351	221,385
Clearway Energy Inc., Class C	23,241	654,002
Ormat Technologies Inc.	11,087	870,662
Sunnova Energy International Inc.(a)	14,348	585,685
Vistra Corp.	132,614	2,344,616

		11,233,824

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates — 1.1%
3M Co.	152,175	$29,321,079
Carlisle Companies Inc.	14,242	2,343,948
General Electric Co.	2,357,998	30,960,514
Honeywell International Inc.	190,325	41,313,848
Raven Industries Inc.	9,019	345,698
Roper Technologies Inc.	28,133	11,347,164

		115,632,251

Insurance — 2.1%
Aflac Inc.	186,043	9,521,681
Alleghany Corp.(a)	3,794	2,376,144
Allstate Corp. (The)	82,309	9,457,304
Ambac Financial Group Inc.(a)	13,082	218,993
American Equity Investment Life Holding Co.	23,813	750,824
American Financial Group Inc./OH	19,078	2,176,800
American International Group Inc.	234,628	10,842,160
American National Group Inc.	1,788	192,872
AMERISAFE Inc.	4,926	315,264
Aon PLC, Class A	61,481	14,147,393
Arch Capital Group Ltd.(a)	105,708	4,056,016
Argo Group International Holdings Ltd.	8,300	417,656
Arthur J Gallagher & Co.	51,503	6,426,029
Assurant Inc.	16,189	2,295,115
Assured Guaranty Ltd.	20,966	886,443
Athene Holding Ltd., Class A(a)	31,405	1,582,812
Axis Capital Holdings Ltd.	22,352	1,107,989
Brighthouse Financial Inc.(a)	23,776	1,052,088
Brown & Brown Inc.	64,571	2,951,540
BRP Group Inc., Class A(a)(b)	11,498	313,321
Chubb Ltd.	121,744	19,231,900
Cincinnati Financial Corp.	40,215	4,145,764
Citizens Inc./TX, Class A(a)(b)	9,564	55,376
CNA Financial Corp.	8,091	361,101
CNO Financial Group Inc.	37,610	913,547
Crawford & Co., Class A, NVS	8,156	86,861
Donegal Group Inc., Class A	1,875	27,863
eHealth Inc.(a)(b)	6,265	455,653
Employers Holdings Inc.	7,711	332,036
Enstar Group Ltd.(a)	3,232	797,431
Erie Indemnity Co., Class A, NVS	6,963	1,538,196
Everest Re Group Ltd.	10,590	2,624,308
FBL Financial Group Inc., Class A	2,409	134,711
FedNat Holding Co.	2,806	12,992
Fidelity National Financial Inc.	75,852	3,084,142
First American Financial Corp.	29,293	1,659,448
Genworth Financial Inc., Class A(a)	136,185	452,134
Globe Life Inc.	28,183	2,723,323
GoHealth Inc., Class A(a)	11,309	132,202
Goosehead Insurance Inc., Class A	3,719	398,602
Greenlight Capital Re Ltd., Class A(a)	6,984	60,761
Hanover Insurance Group Inc. (The)	10,296	1,332,920
Hartford Financial Services Group Inc. (The)	97,480	6,510,689
HCI Group Inc.	2,027	155,714
Heritage Insurance Holdings Inc.	5,906	65,438
Horace Mann Educators Corp.	10,907	471,291
Independence Holding Co.	1,950	77,708
Investors Title Co.	389	64,574
James River Group Holdings Ltd.	7,976	363,865
Kemper Corp.	16,453	1,311,633
Kinsale Capital Group Inc.	5,813	957,982
Lemonade Inc.(a)(b)	9,026	840,591

Security	Shares	Value

Insurance (continued)
Lincoln National Corp.	51,792	$3,225,088
Loews Corp.	60,739	3,114,696
Markel Corp.(a)	3,645	4,153,915
Marsh & McLennan Companies Inc.	136,906	16,675,151
MBIA Inc.(a)(b)	15,088	145,147
Mercury General Corp.	7,069	429,866
MetLife Inc.	205,509	12,492,892
National Western Life Group Inc., Class A	568	141,432
NI Holdings Inc.(a)	3,710	68,561
Old Republic International Corp.	75,480	1,648,483
Palomar Holdings Inc.(a)	5,692	381,592
Primerica Inc.	10,679	1,578,570
Principal Financial Group Inc.	73,218	4,390,151
ProAssurance Corp.	13,261	354,864
Progressive Corp. (The)	158,826	15,185,354
ProSight Global Inc.(a)	4,588	57,809
Protective Insurance Corp., Class B, NVS	2,225	50,886
Prudential Financial Inc.	107,644	9,806,368
Reinsurance Group of America Inc.	18,705	2,357,765
RenaissanceRe Holdings Ltd.	13,692	2,194,143
RLI Corp.	10,648	1,187,997
Safety Insurance Group Inc.	4,021	338,769
Selective Insurance Group Inc.	15,527	1,126,329
Selectquote Inc.(a)(b)	35,225	1,039,490
SiriusPoint Ltd.(a)	19,601	199,342
State Auto Financial Corp.	3,774	74,386
Stewart Information Services Corp.	6,984	363,378
Tiptree Inc.	11,100	99,345
Travelers Companies Inc. (The)	68,836	10,352,934
Trupanion Inc.(a)	8,910	679,031
United Fire Group Inc.	5,999	208,765
United Insurance Holdings Corp.	3,809	27,463
Universal Insurance Holdings Inc.	8,799	126,178
Unum Group	55,668	1,549,240
Watford Holdings Ltd.(a)	5,426	187,794
White Mountains Insurance Group Ltd.(b)	792	883,001
Willis Towers Watson PLC	34,909	7,989,972
WR Berkley Corp.	37,857	2,852,525

		230,207,872

Interactive Media & Services — 5.2%
Alphabet Inc., Class A(a)	81,373	167,833,440
Alphabet Inc., Class C, NVS(a)	78,818	163,045,279
Cargurus Inc.(a)	23,374	557,002
Cars.com Inc.(a)	18,880	244,685
DHI Group Inc.(a)	20,309	68,035
Eventbrite Inc., Class A(a)	18,730	415,057
EverQuote Inc., Class A(a)	3,802	137,975
Facebook Inc., Class A(a)	650,920	191,715,468
IAC/InterActiveCorp.(a)	20,500	4,434,355
Liberty TripAdvisor Holdings Inc., Class A(a)	18,090	115,414
Match Group Inc.(a)	60,676	8,335,669
MediaAlpha Inc., Class A(a)	4,803	170,170
Pinterest Inc., Class A(a)	109,296	8,091,183
QuinStreet Inc.(a)	12,472	253,182
TripAdvisor Inc.(a)	27,786	1,494,609
TrueCar Inc.(a)(b)	24,302	116,285
Twitter Inc.(a)	211,336	13,447,310
Yelp Inc.(a)	18,880	736,320
Zillow Group Inc., Class A(a)	15,961	2,096,956

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
Zillow Group Inc., Class C, NVS(a)(b)	39,252	$5,088,629

		568,397,023

Internet & Direct Marketing Retail — 3.5%
1-800-Flowers.com Inc., Class A(a)(b)	6,322	174,551
Amazon.com Inc.(a)(b)	114,941	355,636,649
CarParts.com Inc.(a)(b)	6,382	91,135
Duluth Holdings Inc., Class B(a)	1,934	32,762
eBay Inc.	175,970	10,776,403
Etsy Inc.(a)	31,869	6,427,021
Groupon Inc.(a)	6,061	306,353
Grubhub Inc.(a)	25,258	1,515,480
Lands’ End Inc.(a)	3,714	92,144
Liquidity Services Inc.(a)	5,804	107,838
Magnite Inc.(a)	29,021	1,207,564
Overstock.com Inc.(a)(b)	11,610	769,279
PetMed Express Inc.	4,910	172,709
Quotient Technology Inc.(a)	20,433	333,875
Qurate Retail Inc., Series A	106,720	1,255,027
RealReal Inc. (The)(a)	18,513	418,949
Shutterstock Inc.	6,064	539,939
Stamps.com Inc.(a)	4,597	917,148
Stitch Fix Inc., Class A(a)(b)	16,514	818,104
Waitr Holdings Inc.(a)	14,156	41,477
Wayfair Inc., Class A(a)(b)	19,179	6,036,590

		387,670,997

IT Services — 5.1%
Accenture PLC, Class A	172,778	47,729,922
Akamai Technologies Inc.(a)	43,587	4,441,515
Alliance Data Systems Corp.	12,996	1,456,722
Amdocs Ltd.	35,513	2,491,237
Automatic Data Processing Inc.	116,446	21,946,578
BigCommerce Holdings Inc., Series 1(a)(b)	11,791	681,520
Black Knight Inc.(a)	41,187	3,047,426
Brightcove Inc.(a)	12,476	251,017
Broadridge Financial Solutions Inc.	30,891	4,729,412
Cardtronics PLC, Class A(a)	11,252	436,578
Cass Information Systems Inc.	3,423	158,382
Cognizant Technology Solutions Corp., Class A	144,935	11,322,322
Concentrix Corp.(a)	11,003	1,647,369
Conduent Inc.(a)	52,155	347,352
CSG Systems International Inc.	8,391	376,672
DXC Technology Co.	69,786	2,181,510
EPAM Systems Inc.(a)	14,472	5,740,898
Euronet Worldwide Inc.(a)	13,408	1,854,326
EVERTEC Inc.	16,171	601,885
Evo Payments Inc., Class A(a)	9,906	272,613
ExlService Holdings Inc.(a)	9,399	847,414
Fastly Inc., Class A(a)(b)	21,492	1,445,982
Fidelity National Information Services Inc.	167,799	23,594,217
Fiserv Inc.(a)	155,781	18,544,170
FleetCor Technologies Inc.(a)	22,460	6,033,430
Gartner Inc.(a)	23,563	4,301,426
Genpact Ltd.	51,037	2,185,404
Global Payments Inc.	80,499	16,226,988
Globant SA(a)	10,513	2,182,604
GoDaddy Inc., Class A(a)	44,988	3,491,969
GreenSky Inc., Class A(a)	16,812	104,066
Grid Dynamics Holdings Inc.(a)	7,345	117,006
GTT Communications Inc.(a)(b)	11,345	20,761

Security	Shares	Value

IT Services (continued)
Hackett Group Inc. (The)	6,155	$100,880
I3 Verticals Inc., Class A(a)	3,642	113,357
Information Services Group Inc.(a)	7,984	35,130
International Business Machines Corp.	240,727	32,079,280
International Money Express Inc.(a)	5,562	83,486
Jack Henry & Associates Inc.	21,016	3,188,548
Limelight Networks Inc.(a)	29,664	105,900
LiveRamp Holdings Inc.(a)	16,751	869,042
Mastercard Inc., Class A	239,143	85,146,865
MAXIMUS Inc.	16,514	1,470,407
MongoDB Inc.(a)(b)	14,145	3,782,797
NIC Inc.	16,722	567,377
Okta Inc.(a)	31,264	6,891,524
Paychex Inc.	87,104	8,537,934
PayPal Holdings Inc.(a)	318,343	77,306,414
Paysign Inc.(a)	7,953	34,755
Perficient Inc.(a)	7,957	467,235
Perspecta Inc.	38,110	1,107,095
Rackspace Technology Inc.(a)	9,151	217,611
Repay Holdings Corp.(a)	16,135	378,850
Sabre Corp.	86,044	1,274,312
Square Inc., Class A(a)	100,257	22,763,352
StoneCo Ltd., Class A(a)	54,645	3,345,367
Switch Inc., Class A	24,001	390,256
Sykes Enterprises Inc.(a)	9,380	413,470
TTEC Holdings Inc.	4,686	470,709
Tucows Inc., Class A(a)	2,311	179,103
Twilio Inc., Class A(a)	38,973	13,280,439
Unisys Corp.(a)(b)	18,160	461,627
VeriSign Inc.(a)	27,330	5,432,111
Verra Mobility Corp.(a)	37,420	506,480
Visa Inc., Class A	457,686	96,905,857
Western Union Co. (The)	111,458	2,748,554
WEX Inc.(a)	11,744	2,457,080

		563,923,897

Leisure Products — 0.2%
Acushnet Holdings Corp.	9,490	392,222
American Outdoor Brands Inc.(a)	3,786	95,407
Brunswick Corp./DE	21,467	2,047,308
Callaway Golf Co.	23,706	634,135
Clarus Corp.	6,617	112,820
Escalade Inc.	2,434	50,895
Hasbro Inc.	34,673	3,332,769
Johnson Outdoors Inc., Class A	1,456	207,844
Malibu Boats Inc., Class A(a)	5,126	408,440
Marine Products Corp.	1,471	23,933
MasterCraft Boat Holdings Inc.(a)	5,262	139,917
Mattel Inc.(a)	91,360	1,819,891
Nautilus Inc.(a)(b)	8,010	125,276
Peloton Interactive Inc., Class A(a)	68,850	7,741,494
Polaris Inc.	15,614	2,084,469
Smith & Wesson Brands Inc.	15,114	263,739
Sturm Ruger & Co. Inc.	4,159	274,785
Vista Outdoor Inc.(a)	15,915	510,394
YETI Holdings Inc.(a)	21,687	1,566,018

		21,831,756

Life Sciences Tools & Services — 1.3%
10X Genomics Inc., Class A(a)(b)	15,637	2,830,297
Adaptive Biotechnologies Corp.(a)	20,791	837,046

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Agilent Technologies Inc.	82,800	$10,527,192
Avantor Inc.(a)(b)	134,663	3,895,801
Berkeley Lights Inc.(a)	6,740	338,550
Bio-Rad Laboratories Inc., Class A(a)	5,729	3,272,233
Bio-Techne Corp.	10,234	3,908,672
Bruker Corp.	28,211	1,813,403
Charles River Laboratories International Inc.(a)	13,396	3,882,563
Codexis Inc.(a)	13,406	306,863
Contra Aduro Biotech I(a)(c)	4,039	12,117
Fluidigm Corp.(a)	18,619	84,158
Illumina Inc.(a)	39,728	15,257,936
IQVIA Holdings Inc.(a)	51,722	9,989,587
Luminex Corp.	12,786	407,873
Maravai LifeSciences Holdings Inc., Class A(a)(b)	18,218	649,290
Medpace Holdings Inc.(a)	7,431	1,219,056
Mettler-Toledo International Inc.(a)	6,267	7,242,709
NanoString Technologies Inc.(a)(b)	11,934	784,183
NeoGenomics Inc.(a)	28,323	1,366,018
Pacific Biosciences of California Inc.(a)	48,465	1,614,369
PerkinElmer Inc.	30,598	3,925,417
Personalis Inc.(a)	5,145	126,619
PPD Inc.(a)	43,533	1,647,289
PRA Health Sciences Inc.(a)	16,963	2,600,937
QIAGEN NV(a)(b)	61,376	2,988,397
Quanterix Corp.(a)	5,204	304,278
Repligen Corp.(a)	14,713	2,860,354
Seer Inc.(a)	3,903	195,228
Sotera Health Co.(a)	21,391	533,919
Syneos Health Inc.(a)	21,606	1,638,815
Thermo Fisher Scientific Inc.	107,056	48,858,217
Waters Corp.(a)	16,641	4,728,873

		140,648,259

Machinery — 2.0%
AGCO Corp.	16,432	2,360,457
Alamo Group Inc.	2,406	375,697
Albany International Corp., Class A	8,017	669,179
Allison Transmission Holdings Inc.	30,726	1,254,543
Altra Industrial Motion Corp.	18,102	1,001,403
Astec Industries Inc.	6,008	453,123
Barnes Group Inc.	12,472	617,863
Blue Bird Corp.(a)	4,412	110,432
Caterpillar Inc.	147,024	34,090,455
Chart Industries Inc.(a)	9,700	1,380,795
CIRCOR International Inc.(a)	4,394	152,999
Colfax Corp.(a)(b)	30,047	1,316,359
Columbus McKinnon Corp./NY	6,644	350,537
Crane Co.	12,721	1,194,629
Cummins Inc.	39,771	10,305,064
Deere & Co.	76,409	28,587,663
Donaldson Co. Inc.	34,825	2,025,422
Douglas Dynamics Inc.	5,496	253,640
Dover Corp.	38,845	5,326,815
Eastern Co. (The)	2,308	61,854
Energy Recovery Inc.(a)	8,847	162,254
Enerpac Tool Group Corp.	15,928	416,039
EnPro Industries Inc.	5,165	440,420
ESCO Technologies Inc.	6,652	724,336
Evoqua Water Technologies Corp.(a)(b)	28,864	759,123
ExOne Co. (The)(a)	3,535	110,858
Federal Signal Corp.	17,301	662,628

Security	Shares	Value

Machinery (continued)
Flowserve Corp.	35,709	$1,385,866
Fortive Corp.	80,895	5,714,423
Franklin Electric Co. Inc.	13,238	1,045,008
Gates Industrial Corp. PLC(a)	17,844	285,326
Gencor Industries Inc.(a)	2,004	26,874
Gorman-Rupp Co. (The)	4,768	157,868
Graco Inc.	44,501	3,187,162
Graham Corp.	2,570	36,597
Greenbrier Companies Inc. (The)	8,410	397,120
Helios Technologies Inc.	8,182	596,222
Hillenbrand Inc.	20,590	982,349
Hurco Companies Inc.	1,589	56,092
Hydrofarm Holdings Group Inc.(a)(b)	2,595	156,530
Hyster-Yale Materials Handling Inc.	2,479	215,970
IDEX Corp.	20,211	4,230,567
Illinois Tool Works Inc.	85,204	18,874,390
Ingersoll Rand Inc.(a)	94,478	4,649,262
ITT Inc.	23,488	2,135,294
John Bean Technologies Corp.(b)	8,664	1,155,258
Kadant Inc.	2,841	525,613
Kennametal Inc.	22,252	889,412
LB Foster Co., Class A(a)	3,506	62,757
Lincoln Electric Holdings Inc.	15,891	1,953,640
Lindsay Corp.	3,117	519,355
Luxfer Holdings PLC	7,304	155,429
Lydall Inc.(a)	4,212	142,113
Manitowoc Co. Inc. (The)(a)	9,266	191,065
Meritor Inc.(a)	17,415	512,349
Middleby Corp. (The)(a)	15,214	2,521,721
Miller Industries Inc./TN	2,672	123,420
Mueller Industries Inc.	15,532	642,248
Mueller Water Products Inc., Class A	45,739	635,315
Navistar International Corp.(a)(b)	13,795	607,394
NN Inc.(a)	14,323	101,264
Nordson Corp.	15,526	3,084,706
Omega Flex Inc.	691	109,095
Oshkosh Corp.	17,990	2,134,693
Otis Worldwide Corp.	109,907	7,523,134
PACCAR Inc.	91,763	8,526,618
Parker-Hannifin Corp.	34,648	10,929,019
Park-Ohio Holdings Corp.	2,168	68,270
Pentair PLC	44,329	2,762,583
Proto Labs Inc.(a)	7,166	872,461
RBC Bearings Inc.(a)	6,797	1,337,446
REV Group Inc.	9,436	180,794
Rexnord Corp.	33,010	1,554,441
Shyft Group Inc. (The)	8,947	332,828
Snap-on Inc.	14,520	3,350,345
SPX Corp.(a)	12,335	718,760
SPX FLOW Inc.	11,600	734,628
Standex International Corp.	3,112	297,414
Stanley Black & Decker Inc.	41,687	8,323,643
Tennant Co.	4,646	371,169
Terex Corp.	18,047	831,425
Timken Co. (The)	16,755	1,360,003
Toro Co. (The)	29,287	3,020,661
TriMas Corp.(a)	9,906	300,350
Trinity Industries Inc.	24,642	702,051
Wabash National Corp.	16,938	318,434
Watts Water Technologies Inc., Class A	7,050	837,611

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Welbilt Inc.(a)(b)	37,435	$608,319
Westinghouse Air Brake Technologies Corp.	48,759	3,859,762
Woodward Inc.	14,682	1,771,090
Xylem Inc./NY	48,394	5,090,081

		221,947,694

Marine — 0.0%
Costamare Inc.	18,093	174,055
Eagle Bulk Shipping Inc.(a)	2,198	79,392
Eneti Inc.	1,802	37,896
Genco Shipping & Trading Ltd.	4,006	40,380
Kirby Corp.(a)	15,731	948,265
Matson Inc.	12,063	804,602
Safe Bulkers Inc.(a)	24,378	59,726
SEACOR Holdings Inc.(a)	5,532	225,429

		2,369,745

Media — 1.3%
Altice USA Inc., Class A(a)(b)	61,196	1,990,706
AMC Networks Inc., Class A(a)(b)	7,665	407,471
Boston Omaha Corp., Class A(a)	3,511	103,785
Cable One Inc.	1,430	2,614,555
Cardlytics Inc.(a)	7,934	870,360
Charter Communications Inc., Class A(a)(b)	38,139	23,532,526
Comcast Corp., Class A	1,228,342	66,465,586
comScore Inc.(a)	14,160	51,826
Daily Journal Corp.(a)	220	69,619
Discovery Inc., Class A(a)(b)	41,678	1,811,326
Discovery Inc., Class C, NVS(a)(b)	83,782	3,090,718
DISH Network Corp., Class A(a)	66,849	2,419,934
Emerald Holding Inc.	9,438	52,098
Entercom Communications Corp., Class A	33,340	175,035
Entravision Communications Corp., Class A	20,200	81,608
EW Scripps Co. (The), Class A, NVS	13,755	265,059
Fluent Inc.(a)	3,921	16,076
Fox Corp., Class A, NVS	90,003	3,250,008
Fox Corp., Class B	43,390	1,515,613
Gannett Co. Inc.(a)	33,373	179,547
Gray Television Inc.	26,563	488,759
Hemisphere Media Group Inc., Class A(a)	7,411	86,338
Iheartmedia Inc., Class A(a)	18,277	331,727
Interpublic Group of Companies Inc. (The)	104,872	3,062,262
John Wiley & Sons Inc., Class A	12,398	671,972
Liberty Broadband Corp., Class A(a)	6,978	1,012,857
Liberty Broadband Corp., Class C, NVS(a)	43,306	6,502,396
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	23,560	1,038,525
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	46,065	2,031,927
Loral Space & Communications Inc.	3,202	120,619
Meredith Corp.	11,078	329,903
MSG Networks Inc., Class A(a)(b)	9,703	145,933
National CineMedia Inc.	17,826	82,356
New York Times Co. (The), Class A	43,870	2,220,699
News Corp., Class A, NVS	104,327	2,653,036
News Corp., Class B	31,659	742,720
Nexstar Media Group Inc., Class A	11,424	1,604,272
Omnicom Group Inc.	57,101	4,234,039
Saga Communications Inc., Class A	1,166	25,477
Scholastic Corp., NVS	6,973	209,957
Sinclair Broadcast Group Inc., Class A	11,956	349,833
Sirius XM Holdings Inc.(b)	302,363	1,841,391

Security	Shares	Value

Media (continued)
TechTarget Inc.(a)	5,965	$414,269
TEGNA Inc.	61,355	1,155,315
Tribune Publishing Co.	5,447	97,991
ViacomCBS Inc., Class A	3,359	158,444
ViacomCBS Inc., Class B, NVS	152,592	6,881,899
WideOpenWest Inc.(a)	14,905	202,559

		147,660,931

Metals & Mining — 0.5%
Alcoa Corp.(a)	50,305	1,634,409
Allegheny Technologies Inc.(a)(b)	32,999	694,959
Arconic Corp.(a)	26,332	668,570
Carpenter Technology Corp.	13,441	553,097
Century Aluminum Co.(a)	12,847	226,878
Cleveland-Cliffs Inc.	122,848	2,470,473
Coeur Mining Inc.(a)	61,221	552,826
Commercial Metals Co.	31,876	983,056
Compass Minerals International Inc.	9,048	567,491
Ferroglobe PLC(a)(c)	15,827	0	(f)
Freeport-McMoRan Inc.(a)	391,748	12,900,262
Gatos Silver Inc.(a)(b)	7,321	72,990
Gold Resource Corp.	12,875	33,990
Haynes International Inc.	2,997	88,921
Hecla Mining Co.	145,493	827,855
Kaiser Aluminum Corp.	4,370	482,885
Materion Corp.	5,027	332,988
Newmont Corp.	218,576	13,173,576
NovaGold Resources Inc.(a)	62,326	545,976
Nucor Corp.	81,209	6,518,646
Olympic Steel Inc.	2,187	64,407
Reliance Steel & Aluminum Co.	17,115	2,606,443
Royal Gold Inc.	18,016	1,938,882
Ryerson Holding Corp.(a)	2,718	46,315
Schnitzer Steel Industries Inc., Class A	6,273	262,149
Southern Copper Corp.	21,715	1,473,797
Steel Dynamics Inc.	53,392	2,710,178
SunCoke Energy Inc.	26,443	185,365
TimkenSteel Corp.(a)	10,096	118,628
United States Steel Corp.	73,367	1,920,014
Warrior Met Coal Inc.	15,244	261,130
Worthington Industries Inc.	9,466	635,074

		55,552,230

Mortgage Real Estate Investment — 0.2%
AGNC Investment Corp.	144,246	2,417,563
Annaly Capital Management Inc.	382,390	3,288,554
Apollo Commercial Real Estate Finance Inc.	41,344	577,576
Arbor Realty Trust Inc.	27,889	443,435
Ares Commercial Real Estate Corp.	7,375	101,185
Arlington Asset Investment Corp., Class A(a)	5,104	20,620
ARMOUR Residential REIT Inc.	15,071	183,866
Blackstone Mortgage Trust Inc., Class A	36,496	1,131,376
Broadmark Realty Capital Inc.	34,734	363,317
Capstead Mortgage Corp.	23,436	146,006
Cherry Hill Mortgage Investment Corp.	3,662	34,203
Chimera Investment Corp.	50,743	644,436
Colony Credit Real Estate Inc.	23,584	200,936
Dynex Capital Inc.	4,544	86,018
Ellington Financial Inc.	13,966	223,596
Granite Point Mortgage Trust Inc.	16,237	194,357
Great Ajax Corp.	6,262	68,256

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment (continued)
Hannon Armstrong Sustainable Infrastructure Capital Inc.	19,444	$1,090,808
Invesco Mortgage Capital Inc.	49,067	196,759
KKR Real Estate Finance Trust Inc.	6,653	122,349
Ladder Capital Corp.	28,180	332,524
MFA Financial Inc.	119,027	484,440
New Residential Investment Corp.	113,423	1,276,009
New York Mortgage Trust Inc.	93,624	418,499
Orchid Island Capital Inc.	18,189	109,316
PennyMac Mortgage Investment Trust	24,373	477,711
Ready Capital Corp.	13,460	180,633
Redwood Trust Inc.	31,587	328,821
Starwood Property Trust Inc.	75,447	1,866,559
TPG RE Finance Trust Inc.	14,979	167,765
Two Harbors Investment Corp.	73,456	538,432
Western Asset Mortgage Capital Corp.	11,269	35,948

		17,751,873

Multi-Utilities — 0.7%
Ameren Corp.	67,464	5,488,871
Avista Corp.	18,016	860,264
Black Hills Corp.	16,171	1,079,738
CenterPoint Energy Inc.	137,279	3,109,369
CMS Energy Corp.	78,076	4,779,813
Consolidated Edison Inc.	91,711	6,859,983
Dominion Energy Inc.	221,240	16,805,390
DTE Energy Co.	52,207	6,950,840
MDU Resources Group Inc.	55,900	1,766,999
NiSource Inc.	103,544	2,496,446
NorthWestern Corp.	13,845	902,694
Public Service Enterprise Group Inc.	136,325	8,208,128
Sempra Energy	79,003	10,474,218
Unitil Corp.	3,441	157,219
WEC Energy Group Inc.	85,726	8,023,096

		77,963,068

Multiline Retail — 0.5%
Big Lots Inc.	10,798	737,503
Dillard’s Inc., Class A	1,907	184,159
Dollar General Corp.	66,599	13,494,289
Dollar Tree Inc.(a)	63,512	7,269,584
Franchise Group Inc.	5,137	185,497
Kohl’s Corp.	41,950	2,500,640
Macy’s Inc.	87,430	1,415,492
Nordstrom Inc.	29,192	1,105,501
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	15,247	1,326,489
Target Corp.	135,447	26,827,987

		55,047,141

Oil, Gas & Consumable Fuels — 2.4%
Antero Midstream Corp.	73,806	666,468
Antero Resources Corp.(a)	71,217	726,413
APA Corp.	103,497	1,852,596
Arch Resources Inc.	5,142	213,907
Ardmore Shipping Corp.	13,924	63,215
Berry Corp.	14,999	82,645
Bonanza Creek Energy Inc.(a)(b)	5,634	201,303
Brigham Minerals Inc., Class A	10,288	150,616
Cabot Oil & Gas Corp.	106,364	1,997,516
Cheniere Energy Inc.(a)	63,101	4,543,903
Chevron Corp.	522,101	54,710,964
Cimarex Energy Co.	28,077	1,667,493

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Clean Energy Fuels Corp.(a)	35,037	$481,408
CNX Resources Corp.(a)	60,130	883,911
ConocoPhillips	367,949	19,490,259
CONSOL Energy Inc.(a)	7,696	74,805
Contango Oil & Gas Co.(a)	30,927	120,615
Continental Resources Inc./OK	18,355	474,844
CVR Energy Inc.	7,893	151,388
Delek U.S. Holdings Inc.	19,655	428,086
Devon Energy Corp.	158,664	3,466,808
DHT Holdings Inc.	27,251	161,598
Diamond S Shipping Inc.(a)	6,793	68,134
Diamondback Energy Inc.	45,741	3,361,506
Dorian LPG Ltd.(a)	6,928	90,965
Earthstone Energy Inc., Class A(a)	6,819	48,756
Energy Fuels Inc./Canada(a)(b)	26,990	153,303
EOG Resources Inc.	157,543	11,426,594
EQT Corp.	70,684	1,313,309
Equitrans Midstream Corp.	112,388	917,086
Escrow PetroCorp.(a)(c)	1,248	0	(f)
Evolution Petroleum Corp.	3,847	13,003
Exxon Mobil Corp.	1,147,252	64,051,079
Falcon Minerals Corp.	10,418	46,777
Frontline Ltd./Bermuda	33,665	240,705
Golar LNG Ltd.(a)	24,998	255,730
Goodrich Petroleum Corp.(a)	5,764	54,527
Green Plains Inc.(a)	9,493	256,976
Hess Corp.	73,967	5,233,905
HollyFrontier Corp.	41,548	1,486,587
International Seaways Inc.	7,755	150,292
Kinder Morgan Inc.	529,468	8,815,642
Kosmos Energy Ltd.	97,843	300,378
Magnolia Oil & Gas Corp., Class A(a)(b)	27,256	312,899
Marathon Oil Corp.	217,589	2,323,851
Marathon Petroleum Corp.	176,020	9,415,310
Matador Resources Co.	28,180	660,821
Murphy Oil Corp.	41,119	674,763
NACCO Industries Inc., Class A	1,452	36,227
Nordic American Tankers Ltd.	37,855	123,029
Occidental Petroleum Corp.	228,755	6,089,458
ONEOK Inc.	120,040	6,081,226
Overseas Shipholding Group Inc., Class A(a)	9,865	20,322
Ovintiv Inc.	70,716	1,684,455
Par Pacific Holdings Inc.(a)	11,379	160,671
PBF Energy Inc., Class A	23,617	334,181
PDC Energy Inc.(a)	27,608	949,715
Peabody Energy Corp.(a)	21,457	65,658
Penn Virginia Corp.(a)	3,744	50,170
Phillips 66	118,735	9,681,652
Pioneer Natural Resources Co.	54,800	8,703,336
Range Resources Corp.(a)	56,824	586,992
Renewable Energy Group Inc.(a)	11,011	727,166
REX American Resources Corp.(a)	1,548	130,295
Scorpio Tankers Inc.	10,918	201,546
SFL Corp. Ltd.	22,077	177,058
SM Energy Co.	30,000	491,100
Southwestern Energy Co.(a)	163,548	760,498
Talos Energy Inc.(a)	5,080	61,163
Targa Resources Corp.	63,264	2,008,632
Tellurian Inc.(a)(b)	54,636	127,848
Uranium Energy Corp.(a)(b)	48,543	138,833

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Valero Energy Corp.	110,912	$7,941,299
W&T Offshore Inc.(a)	24,549	88,131
Whiting Petroleum Corp.(a)	104	3,687
Williams Companies Inc. (The)	331,850	7,861,527
World Fuel Services Corp.	17,865	628,848

		260,198,382

Paper & Forest Products — 0.0%
Clearwater Paper Corp.(a)	4,543	170,908
Domtar Corp.	16,276	601,398
Glatfelter Corp.	10,498	180,041
Louisiana-Pacific Corp.	29,115	1,614,718
Neenah Inc.	4,648	238,814
Schweitzer-Mauduit International Inc.	7,686	376,383
Verso Corp., Class A	9,088	132,594

		3,314,856

Personal Products — 0.2%
BellRing Brands Inc., Class A(a)	10,698	252,580
Coty Inc., Class A	78,076	703,465
Edgewell Personal Care Co.	15,228	603,029
elf Beauty Inc.(a)(b)	12,259	328,909
Estee Lauder Companies Inc. (The), Class A	61,514	17,891,347
Herbalife Nutrition Ltd.(a)	24,484	1,086,110
Inter Parfums Inc.	5,080	360,324
Lifevantage Corp.(a)(b)	6,604	61,747
Medifast Inc.	3,222	682,484
Nature’s Sunshine Products Inc.	2,913	58,144
Nu Skin Enterprises Inc., Class A	14,629	773,728
Revlon Inc., Class A(a)(b)	2,858	35,239
USANA Health Sciences Inc.(a)	3,636	354,874
Veru Inc.(a)	14,323	154,330

		23,346,310

Pharmaceuticals — 3.3%
AcelRx Pharmaceuticals Inc.(a)	31,433	53,436
Aerie Pharmaceuticals Inc.(a)(b)	12,150	217,120
Agile Therapeutics Inc.(a)(b)	30,901	64,274
Amneal Pharmaceuticals Inc.(a)	26,801	180,371
Amphastar Pharmaceuticals Inc.(a)	10,508	192,507
ANI Pharmaceuticals Inc.(a)	2,712	98,012
Arvinas Inc.(a)	9,310	615,391
Atea Pharmaceuticals Inc.(a)(b)	3,913	241,628
Athira Pharma Inc.(a)(b)	4,739	87,198
Axsome Therapeutics Inc.(a)(b)	7,102	402,115
BioDelivery Sciences International Inc.(a)	21,892	85,598
Bristol-Myers Squibb Co.	613,582	38,735,432
Cara Therapeutics Inc.(a)	9,226	200,296
Cassava Sciences Inc.(a)	8,169	367,197
Catalent Inc.(a)	44,257	4,660,705
Chiasma Inc.(a)	10,393	32,530
Collegium Pharmaceutical Inc.(a)	9,486	224,818
Corcept Therapeutics Inc.(a)(b)	28,183	670,474
CorMedix Inc.(a)(b)	10,217	102,068
Cymabay Therapeutics Inc.(a)	15,609	70,865
Durect Corp.(a)	53,435	105,801
Elanco Animal Health Inc.(a)	123,355	3,632,805
Eli Lilly & Co.	228,326	42,655,863
Eloxx Pharmaceuticals Inc.(a)(b)	5,739	19,053
Endo International PLC(a)	61,169	453,262
Evofem Biosciences Inc.(a)	2,534	4,434
Evolus Inc.(a)	2,282	29,643

Security	Shares	Value

Pharmaceuticals (continued)
Fulcrum Therapeutics Inc.(a)	6,004	$70,727
Horizon Therapeutics PLC(a)	53,128	4,889,901
Innoviva Inc.(a)	19,275	230,336
Intra-Cellular Therapies Inc.(a)	16,286	552,584
Jazz Pharmaceuticals PLC(a)	15,013	2,467,687
Johnson & Johnson	714,802	117,477,709
Kala Pharmaceuticals Inc.(a)(b)	9,271	62,487
Lannett Co. Inc.(a)	6,316	33,348
Liquidia Corp.(a)	4,141	11,139
Marinus Pharmaceuticals Inc.(a)	9,552	147,865
Merck & Co. Inc.	684,807	52,791,772
Nektar Therapeutics(a)(b)	45,419	908,380
NGM Biopharmaceuticals Inc.(a)	6,623	192,531
Ocular Therapeutix Inc.(a)	15,326	251,500
Odonate Therapeutics Inc.(a)	3,043	10,407
Omeros Corp.(a)(b)	13,709	244,020
Optinose Inc.(a)(b)	4,179	15,420
Pacira BioSciences Inc.(a)	11,877	832,459
Paratek Pharmaceuticals Inc.(a)(b)	6,928	48,912
Perrigo Co. PLC	37,164	1,504,027
Pfizer Inc.	1,507,417	54,613,718
Phathom Pharmaceuticals Inc.(a)(b)	2,966	111,403
Phibro Animal Health Corp., Class A	5,194	126,734
Pliant Therapeutics Inc.(a)	6,475	254,662
Prestige Consumer Healthcare Inc.(a)(b)	13,704	604,072
Provention Bio Inc.(a)	11,498	120,671
Reata Pharmaceuticals Inc., Class A(a)(b)	6,264	624,521
Recro Pharma Inc.(a)	3,589	10,013
Relmada Therapeutics Inc.(a)	3,812	134,221
Revance Therapeutics Inc.(a)	17,064	476,939
Royalty Pharma PLC, Class A	86,967	3,793,501
SIGA Technologies Inc.(a)(b)	13,765	89,472
Supernus Pharmaceuticals Inc.(a)	13,172	344,843
TherapeuticsMD Inc.(a)	53,273	71,386
Theravance Biopharma Inc.(a)	13,699	279,597
Tricida Inc.(a)	6,124	32,396
Verrica Pharmaceuticals Inc.(a)	4,893	74,129
Viatris Inc.(a)	328,025	4,582,509
VYNE Therapeutics Inc.(a)	14,191	97,137
WaVe Life Sciences Ltd.(a)	5,691	31,926
Xeris Pharmaceuticals Inc.(a)(b)	10,238	46,173
Zoetis Inc.	128,873	20,294,920
Zogenix Inc.(a)	15,050	293,776

		364,054,826

Professional Services — 0.7%
Acacia Research Corp.(a)	13,246	88,086
ASGN Inc.(a)	13,396	1,278,514
Barrett Business Services Inc.	1,751	120,574
BGSF Inc.	3,724	52,136
Booz Allen Hamilton Holding Corp.	36,677	2,953,599
CACI International Inc., Class A(a)(b)	6,931	1,709,601
CBIZ Inc.(a)	13,637	445,384
CoreLogic Inc.	19,592	1,552,666
CoStar Group Inc.(a)	10,563	8,681,624
CRA International Inc.	2,645	197,423
Dun & Bradstreet Holdings Inc.(a)	37,700	897,637
Equifax Inc.	32,663	5,916,249
Exponent Inc.	14,493	1,412,343
Forrester Research Inc.(a)	3,651	155,095
Franklin Covey Co.(a)	3,303	93,442

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
FTI Consulting Inc.(a)(b)	9,519	$1,333,707
GP Strategies Corp.(a)	2,680	46,766
Heidrick & Struggles International Inc.	4,480	160,026
Huron Consulting Group Inc.(a)(b)	5,814	292,909
ICF International Inc.	4,880	426,512
IHS Markit Ltd.	107,972	10,449,530
Insperity Inc.	9,456	791,845
Jacobs Engineering Group Inc.	35,101	4,537,506
KBR Inc.	39,667	1,522,816
Kelly Services Inc., Class A, NVS	10,138	225,773
Kforce Inc.	5,083	272,449
Korn Ferry	14,244	888,398
Leidos Holdings Inc.	36,812	3,544,259
ManpowerGroup Inc.	15,378	1,520,884
ManTech International Corp./VA, Class A	7,122	619,258
Mistras Group Inc.(a)	3,855	43,986
Nielsen Holdings PLC	96,556	2,428,383
Resources Connection Inc.	6,526	88,362
Robert Half International Inc.	29,487	2,302,050
Science Applications International Corp.	16,018	1,338,945
TransUnion	51,564	4,640,760
TriNet Group Inc.(a)	11,646	907,922
TrueBlue Inc.(a)	10,042	221,125
Upwork Inc.(a)	25,086	1,123,100
Verisk Analytics Inc.	43,105	7,616,223
Willdan Group Inc.(a)	2,308	94,743

		72,992,610

Real Estate Management & Development — 0.2%
Altisource Portfolio Solutions SA(a)(b)	3,611	33,185
CBRE Group Inc., Class A(a)	90,147	7,131,529
Cushman & Wakefield PLC(a)(b)	31,876	520,216
eXp World Holdings Inc.(a)(b)	12,428	566,095
Forestar Group Inc.(a)	5,154	119,985
FRP Holdings Inc.(a)(b)	1,542	75,897
Howard Hughes Corp. (The)(a)	10,969	1,043,481
Jones Lang LaSalle Inc.(a)	13,872	2,483,643
Kennedy-Wilson Holdings Inc.	31,876	644,214
Marcus & Millichap Inc.(a)	5,625	189,563
Maui Land & Pineapple Co. Inc.(a)	3,253	37,572
Newmark Group Inc., Class A	41,883	419,040
Rafael Holdings Inc., Class B(a)	2,991	119,401
RE/MAX Holdings Inc., Class A	4,451	175,325
Realogy Holdings Corp.(a)	31,700	479,621
Redfin Corp.(a)(b)	27,199	1,811,181
RMR Group Inc. (The), Class A	4,159	169,729
St. Joe Co. (The)(b)	8,458	362,848
Stratus Properties Inc.(a)	1,589	48,465

		16,430,990

Road & Rail — 1.2%
AMERCO	2,326	1,424,908
ArcBest Corp.	6,202	436,435
Avis Budget Group Inc.(a)	13,418	973,342
Covenant Logistics Group Inc., Class A(a)	2,683	55,243
CSX Corp.	206,536	19,914,201
Daseke Inc.(a)(b)	6,479	55,007
Heartland Express Inc.	11,961	234,196
JB Hunt Transport Services Inc.	22,720	3,818,550
Kansas City Southern	24,596	6,491,376
Knight-Swift Transportation Holdings Inc.	33,300	1,601,397

Security	Shares	Value

Road & Rail (continued)
Landstar System Inc.	10,130	$1,672,058
Lyft Inc., Class A(a)	66,925	4,228,321
Marten Transport Ltd.	14,161	240,312
Norfolk Southern Corp.	68,380	18,361,398
Old Dominion Freight Line Inc.	26,436	6,355,479
Ryder System Inc.	14,784	1,118,410
Saia Inc.(a)	7,125	1,642,882
Schneider National Inc., Class B	14,874	371,404
U.S. Xpress Enterprises Inc., Class A(a)	5,611	65,929
Uber Technologies Inc.(a)	374,229	20,399,223
Union Pacific Corp.	181,615	40,029,762
Universal Logistics Holdings Inc.	1,295	34,071
Werner Enterprises Inc.	16,450	775,947

		130,299,851

Semiconductors & Semiconductor Equipment — 5.0%
Advanced Energy Industries Inc.	10,756	1,174,232
Advanced Micro Devices Inc.(a)	325,028	25,514,698
Allegro MicroSystems Inc.(a)	12,588	319,106
Alpha & Omega Semiconductor Ltd.(a)	4,308	140,872
Ambarella Inc.(a)	8,743	877,710
Amkor Technology Inc.	29,156	691,289
Analog Devices Inc.	99,954	15,500,866
Applied Materials Inc.	248,311	33,174,350
Atomera Inc.(a)(b)	4,682	114,709
Axcelis Technologies Inc.(a)	7,453	306,244
AXT Inc.(a)	10,077	117,498
Broadcom Inc.	107,058	49,638,512
Brooks Automation Inc.	19,129	1,561,883
CEVA Inc.(a)	5,687	319,325
Cirrus Logic Inc.(a)	15,407	1,306,360
CMC Materials Inc.	8,028	1,419,270
Cohu Inc.	11,150	466,516
Cree Inc.(a)	29,970	3,240,656
CyberOptics Corp.(a)	2,921	75,858
Diodes Inc.(a)	11,045	881,833
DSP Group Inc.(a)	5,918	84,331
Enphase Energy Inc.(a)	28,738	4,660,154
Entegris Inc.	36,499	4,080,588
First Solar Inc.(a)	25,193	2,199,349
FormFactor Inc.(a)	20,505	924,981
Ichor Holdings Ltd.(a)	7,357	395,807
Impinj Inc.(a)(b)	4,734	269,223
Inphi Corp.(a)	12,613	2,250,285
Intel Corp.	1,112,105	71,174,720
KLA Corp.	42,200	13,942,880
Lam Research Corp.	38,778	23,082,217
Lattice Semiconductor Corp.(a)	37,378	1,682,758
MACOM Technology Solutions Holdings Inc.(a)	13,195	765,574
Marvell Technology Group Ltd.	181,056	8,868,123
Maxeon Solar Technologies Ltd.(a)(b)	2,464	77,764
Maxim Integrated Products Inc.	72,059	6,584,031
MaxLinear Inc.(a)	18,859	642,715
Microchip Technology Inc.	67,727	10,512,585
Micron Technology Inc.(a)	301,950	26,635,009
MKS Instruments Inc.	14,533	2,694,709
Monolithic Power Systems Inc.	11,897	4,202,139
NeoPhotonics Corp.(a)	15,678	187,352
NVE Corp.	1,141	79,984
NVIDIA Corp.	160,022	85,440,546
ON Semiconductor Corp.(a)	108,760	4,525,504

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Onto Innovation Inc.(a)	12,316	$809,284
PDF Solutions Inc.(a)	6,198	110,200
Photronics Inc.(a)	16,317	209,837
Power Integrations Inc.	15,708	1,279,888
Qorvo Inc.(a)	31,060	5,674,662
QUALCOMM Inc.	305,072	40,449,496
Rambus Inc.(a)	32,633	634,385
Semtech Corp.(a)	18,040	1,244,760
Silicon Laboratories Inc.(a)	11,466	1,617,509
SiTime Corp.(a)	3,116	307,238
Skyworks Solutions Inc.	44,728	8,206,693
SMART Global Holdings Inc.(a)(b)	2,475	113,899
SolarEdge Technologies Inc.(a)	13,328	3,831,000
SunPower Corp.(a)(b)	19,864	664,451
Synaptics Inc.(a)	9,700	1,313,574
Teradyne Inc.	44,950	5,469,516
Texas Instruments Inc.	248,820	47,024,492
Ultra Clean Holdings Inc.(a)	11,554	670,594
Universal Display Corp.	11,860	2,808,092
Veeco Instruments Inc.(a)	11,288	234,113
Xilinx Inc.	66,441	8,232,040

		543,710,838

Software — 8.8%
2U Inc.(a)(b)	18,623	711,957
8x8 Inc.(a)	28,238	916,041
A10 Networks Inc.(a)	14,988	144,035
ACI Worldwide Inc.(a)	31,876	1,212,882
Adobe Inc.(a)	130,398	61,987,297
Agilysys Inc.(a)	4,024	192,991
Alarm.com Holdings Inc.(a)	12,265	1,059,451
Altair Engineering Inc., Class A(a)(b)	12,064	754,845
Alteryx Inc., Class A(a)	14,320	1,187,987
American Software Inc./GA, Class A	6,256	129,499
Anaplan Inc.(a)	35,476	1,910,383
ANSYS Inc.(a)	23,329	7,921,595
Appfolio Inc., Class A(a)	4,111	581,337
Appian Corp.(a)(b)	9,385	1,247,736
Aspen Technology Inc.(a)	18,590	2,683,095
Asure Software Inc.(a)	3,117	23,814
Atlassian Corp. PLC, Class A(a)	35,572	7,497,155
Autodesk Inc.(a)	59,278	16,428,898
Avalara Inc.(a)	22,556	3,009,647
Avaya Holdings Corp.(a)(b)	21,779	610,465
Benefitfocus Inc.(a)	8,075	111,516
Bill.Com Holdings Inc.(a)	19,833	2,885,702
Blackbaud Inc.	12,908	917,501
Blackline Inc.(a)	13,525	1,466,110
BM Technologies Inc.	1,125	12,091
Bottomline Technologies DE Inc.(a)	11,209	507,207
Box Inc., Class A(a)	38,500	883,960
C3.ai Inc., Class A(a)(b)	4,220	278,140
Cadence Design Systems Inc.(a)	75,020	10,276,990
CDK Global Inc.	33,724	1,823,119
Cerence Inc.(a)	9,977	893,740
Ceridian HCM Holding Inc.(a)	31,215	2,630,488
ChannelAdvisor Corp.(a)	5,064	119,257
Citrix Systems Inc.	33,550	4,709,078
Cloudera Inc.(a)(b)	55,355	673,670
Cloudflare Inc., Class A(a)	31,533	2,215,509
Cognyte Software Ltd.(a)	17,872	497,020

Security	Shares	Value

Software (continued)
CommVault Systems Inc.(a)	11,003	$709,694
Cornerstone OnDemand Inc.(a)	16,171	704,732
Coupa Software Inc.(a)	18,632	4,741,471
Crowdstrike Holdings Inc., Class A(a)	42,021	7,669,253
Datadog Inc., Class A(a)	41,446	3,454,110
Datto Holding Corp.(a)	6,460	147,999
Digimarc Corp.(a)(b)	2,592	76,879
Digital Turbine Inc.(a)	22,724	1,826,101
DocuSign Inc.(a)	49,187	9,957,908
Domo Inc., Class B(a)	6,931	390,146
Dropbox Inc., Class A(a)(b)	66,757	1,779,742
Duck Creek Technologies Inc.(a)(b)	19,658	887,362
Dynatrace Inc.(a)	50,176	2,420,490
Ebix Inc.	6,880	220,366
eGain Corp.(a)	6,007	57,006
Elastic NV(a)	17,780	1,977,136
Envestnet Inc.(a)	14,723	1,063,442
Everbridge Inc.(a)	9,699	1,175,325
Fair Isaac Corp.(a)	7,636	3,711,478
FireEye Inc.(a)	61,349	1,200,600
Five9 Inc.(a)	16,727	2,614,932
Fortinet Inc.(a)	36,177	6,671,762
GTY Technology Holdings Inc.(a)	10,657	68,098
Guidewire Software Inc.(a)	22,935	2,330,884
HubSpot Inc.(a)	11,266	5,117,130
Intelligent Systems Corp.(a)	1,834	75,029
InterDigital Inc.	8,940	567,243
Intuit Inc.	68,215	26,130,438
j2 Global Inc.(a)	11,479	1,375,873
Jamf Holding Corp.(a)(b)	11,315	399,646
JFrog Ltd.(a)(b)	3,614	160,353
LivePerson Inc.(a)	16,610	876,011
Manhattan Associates Inc.(a)	17,325	2,033,609
McAfee Corp., Class A	10,056	228,673
Medallia Inc.(a)	22,277	621,306
Microsoft Corp.	2,029,931	478,596,832
MicroStrategy Inc., Class A(a)(b)	1,931	1,310,763
Mimecast Ltd.(a)	15,244	612,961
Mitek Systems Inc.(a)	8,100	118,098
Model N Inc.(a)	9,700	341,731
nCino Inc.(a)	12,493	833,533
New Relic Inc.(a)	13,830	850,268
NortonLifeLock Inc.	144,531	3,072,729
Nuance Communications Inc.(a)(b)	76,409	3,334,489
Nutanix Inc., Class A(a)	53,085	1,409,938
ON24 Inc.(a)	2,331	113,077
OneSpan Inc.(a)	7,038	172,431
Oracle Corp.	499,170	35,026,759
Pagerduty Inc.(a)(b)	18,642	749,968
Palo Alto Networks Inc.(a)(b)	25,769	8,299,164
Paycom Software Inc.(a)	13,108	4,850,747
Paylocity Holding Corp.(a)	10,368	1,864,477
Pegasystems Inc.	11,027	1,260,827
Ping Identity Holding Corp.(a)	9,901	217,129
Pluralsight Inc., Class A(a)	33,171	741,040
Progress Software Corp.	11,797	519,776
Proofpoint Inc.(a)(b)	15,516	1,951,758
PROS Holdings Inc.(a)	9,325	396,313
PTC Inc.(a)	28,183	3,879,390
Q2 Holdings Inc.(a)	13,187	1,321,337

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
QAD Inc., Class A	3,448	$229,568
Qualys Inc.(a)	8,862	928,560
Rapid7 Inc.(a)	14,159	1,056,403
RealPage Inc.(a)	23,865	2,081,028
RingCentral Inc., Class A(a)	21,391	6,371,951
SailPoint Technologies Holdings Inc.(a)	23,060	1,167,758
salesforce.com Inc.(a)	237,666	50,354,295
Sapiens International Corp. NV	6,928	220,241
Seachange International Inc.(a)	6,904	10,701
SecureWorks Corp., Class A(a)	1,546	20,685
ServiceNow Inc.(a)	52,777	26,394,305
ShotSpotter Inc.(a)	1,935	67,860
Slack Technologies Inc., Class A(a)	134,407	5,460,956
Smartsheet Inc., Class A(a)	30,028	1,919,390
SolarWinds Corp.(a)	11,063	192,939
Splunk Inc.(a)	43,398	5,879,561
Sprout Social Inc., Class A(a)	7,374	425,922
SPS Commerce Inc.(a)	9,172	910,871
SS&C Technologies Holdings Inc.	61,443	4,293,022
Sumo Logic Inc.(a)	3,835	72,328
SVMK Inc.(a)	32,214	590,160
Synchronoss Technologies Inc.(a)	12,692	45,310
Synopsys Inc.(a)	41,212	10,211,509
Telos Corp.(a)	4,444	168,516
Tenable Holdings Inc.(a)	19,007	687,768
Teradata Corp.(a)	29,115	1,122,092
Trade Desk Inc. (The), Class A(a)	11,181	7,286,210
Tyler Technologies Inc.(a)	10,716	4,549,264
Unity Software Inc.(a)(b)	7,833	785,728
Upland Software Inc.(a)	6,004	283,329
Varonis Systems Inc.(a)	27,591	1,416,522
Verint Systems Inc.(a)	17,872	812,997
Veritone Inc.(a)	6,173	148,029
Viant Technology Inc., Class A(a)	2,895	153,117
VirnetX Holding Corp.(b)	23,160	129,001
VMware Inc., Class A(a)(b)	21,683	3,262,207
Workday Inc., Class A(a)	48,610	12,076,182
Workiva Inc.(a)	11,093	979,068
Xperi Holding Corp.	28,178	613,435
Yext Inc.(a)	25,646	371,354
Zendesk Inc.(a)(b)	31,406	4,165,064
Zix Corp.(a)	15,003	113,273
Zoom Video Communications Inc., Class A(a)	47,548	15,276,697
Zscaler Inc.(a)	19,583	3,361,814
Zuora Inc., Class A(a)(b)	29,589	437,917

		963,504,877

Specialty Retail — 2.4%
Aaron’s Co. Inc. (The)	9,356	240,262
Abercrombie & Fitch Co., Class A	18,016	618,129
Academy Sports & Outdoors Inc.(a)(b)	8,017	216,379
Advance Auto Parts Inc.	18,019	3,306,306
American Eagle Outfitters Inc.	39,062	1,142,173
America’s Car-Mart Inc./TX(a)	1,964	299,255
Asbury Automotive Group Inc.(a)	5,270	1,035,555
At Home Group Inc.(a)	12,206	350,312
AutoNation Inc.(a)	15,244	1,421,046
AutoZone Inc.(a)	6,175	8,671,552
Bed Bath & Beyond Inc.	32,754	954,779
Best Buy Co. Inc.	62,105	7,130,275
Boot Barn Holdings Inc.(a)	8,538	532,003

Security	Shares	Value

Specialty Retail (continued)
Buckle Inc. (The)(b)	6,829	$268,243
Burlington Stores Inc.(a)	17,607	5,260,972
Caleres Inc.	10,738	234,088
Camping World Holdings Inc., Class A	7,905	287,584
CarMax Inc.(a)	43,999	5,836,907
Carvana Co.(a)	15,239	3,998,714
Cato Corp. (The), Class A	6,812	81,744
Chico’s FAS Inc.	32,246	106,734
Children’s Place Inc. (The)(a)	4,470	311,559
Citi Trends Inc.	2,348	196,715
Conn’s Inc.(a)	6,004	116,778
Container Store Group Inc. (The)(a)	3,554	59,138
Designer Brands Inc. , Class A	17,849	310,573
Dick’s Sporting Goods Inc.	16,078	1,224,340
Express Inc.(a)	20,928	84,130
Five Below Inc.(a)	14,697	2,804,041
Floor & Decor Holdings Inc., Class A(a)	25,537	2,438,273
Foot Locker Inc.	29,104	1,637,100
GameStop Corp., Class A(a)(b)	15,723	2,984,540
Gap Inc. (The)(a)	49,592	1,476,850
Genesco Inc.(a)	5,083	241,442
Group 1 Automotive Inc.	5,116	807,254
GrowGeneration Corp.(a)	9,927	493,273
Guess? Inc.	9,612	225,882
Haverty Furniture Companies Inc.	4,602	171,148
Hibbett Sports Inc.(a)(b)	4,216	290,440
Home Depot Inc. (The)	291,191	88,886,053
L Brands Inc.	61,447	3,801,111
Leslie’s Inc.(a)	20,389	499,327
Lithia Motors Inc., Class A	7,069	2,757,546
Lowe’s Companies Inc.	198,769	37,801,888
Lumber Liquidators Holdings Inc.(a)	6,783	170,389
MarineMax Inc.(a)(b)	5,328	262,990
Michaels Companies Inc. (The)(a)	19,004	416,948
Monro Inc.	8,458	556,536
Murphy USA Inc.	6,662	963,059
National Vision Holdings Inc.(a)(b)	20,788	911,138
O’Reilly Automotive Inc.(a)	19,035	9,655,504
ODP Corp. (The)	14,440	625,108
OneWater Marine Inc., Class A(a)	2,742	109,570
Penske Automotive Group Inc.	8,905	714,537
Petco Health & Wellness Co. Inc.(a)(b)	14,273	316,290
Rent-A-Center Inc./TX	14,155	816,177
RH(a)	4,184	2,496,174
Ross Stores Inc.	95,043	11,396,606
Sally Beauty Holdings Inc.(a)(b)	33,599	676,348
Shoe Carnival Inc.	3,558	220,169
Signet Jewelers Ltd.(a)	12,934	749,913
Sleep Number Corp.(a)	6,982	1,001,847
Sonic Automotive Inc., Class A	7,309	362,307
Sportsman’s Warehouse Holdings Inc.(a)	13,399	230,999
Tilly’s Inc., Class A(a)	8,398	95,065
TJX Companies Inc. (The)	324,873	21,490,349
Tractor Supply Co.	31,434	5,566,333
Ulta Beauty Inc.(a)	14,663	4,533,360
Urban Outfitters Inc.(a)	18,940	704,379
Vroom Inc.(a)(b)	27,932	1,089,069
Williams-Sonoma Inc.	20,838	3,734,170
Winmark Corp.	581	108,316

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Zumiez Inc.(a)	5,432	$233,033

		261,819,096

Technology Hardware, Storage & Peripherals — 5.1%
3D Systems Corp.(a)	34,938	958,699
Apple Inc.	4,294,258	524,543,615
Avid Technology Inc.(a)	7,648	161,449
Corsair Gaming Inc.(a)	6,156	204,933
Dell Technologies Inc., Class C(a)	70,114	6,180,549
Diebold Nixdorf Inc.(a)	20,406	288,337
Hewlett Packard Enterprise Co.	347,518	5,469,933
HP Inc.	350,366	11,124,120
Immersion Corp.(a)	6,875	65,863
NCR Corp.(a)	33,724	1,279,826
NetApp Inc.	60,221	4,376,260
Pure Storage Inc., Class A(a)	67,675	1,457,720
Quantum Corp.(a)	11,661	97,136
Super Micro Computer Inc.(a)	10,617	414,700
Western Digital Corp.	83,200	5,553,600
Xerox Holdings Corp.	46,660	1,132,438

		563,309,178

Textiles, Apparel & Luxury Goods — 0.8%
Capri Holdings Ltd.(a)	37,828	1,929,228
Carter’s Inc.	11,275	1,002,686
Columbia Sportswear Co.	8,179	863,948
Crocs Inc.(a)	17,861	1,436,917
Deckers Outdoor Corp.(a)	7,459	2,464,603
Fossil Group Inc.(a)	10,735	133,114
G-III Apparel Group Ltd.(a)	11,300	340,582
Hanesbrands Inc.	95,651	1,881,455
Kontoor Brands Inc.	12,472	605,266
Lululemon Athletica Inc.(a)	30,955	9,494,208
Movado Group Inc.	4,375	124,469
Nike Inc., Class B	336,672	44,740,342
Oxford Industries Inc.	4,621	403,968
PVH Corp.	19,108	2,019,716
Ralph Lauren Corp.	12,445	1,532,726
Rocky Brands Inc.	2,567	138,772
Skechers U.S.A. Inc., Class A(a)	35,168	1,466,857
Steven Madden Ltd.	22,296	830,749
Superior Group of Companies Inc.	1,856	47,180
Tapestry Inc.	74,108	3,053,991
Under Armour Inc., Class A(a)	50,508	1,119,257
Under Armour Inc., Class C, NVS(a)(b)	51,401	948,862
Unifi Inc.(a)	3,409	93,952
Vera Bradley Inc.(a)	4,881	49,298
VF Corp.	87,486	6,991,881
Wolverine World Wide Inc.	22,702	869,941

		84,583,968

Thrifts & Mortgage Finance — 0.2%
Axos Financial Inc.(a)	15,204	714,740
Bridgewater Bancshares Inc.(a)	5,939	95,915
Capitol Federal Financial Inc.	39,778	526,860
Columbia Financial Inc.(a)	13,221	231,103
ESSA Bancorp. Inc.	2,117	33,872
Essent Group Ltd.	29,397	1,396,064
Federal Agricultural Mortgage Corp., Class C, NVS	2,536	255,426
Flagstar Bancorp. Inc.	14,257	642,991
FS Bancorp. Inc.	1,368	91,930
Greene County Bancorp. Inc.	770	19,258

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Hingham Institution For Savings (The)	358	$101,586
Home Bancorp. Inc.	1,461	52,669
HomeStreet Inc.	6,642	292,713
Kearny Financial Corp./MD	24,676	298,086
Luther Burbank Corp.	6,004	71,027
Merchants Bancorp./IN	3,485	146,161
Meridian Bancorp. Inc.	13,272	244,470
Meta Financial Group Inc.	9,253	419,253
MGIC Investment Corp.	89,411	1,238,342
MMA Capital Holdings Inc.(a)(b)	2,516	57,390
Mr Cooper Group Inc.(a)	19,668	683,660
New York Community Bancorp. Inc.	125,667	1,585,918
NMI Holdings Inc., Class A(a)	22,271	526,486
Northfield Bancorp. Inc.	14,084	224,217
Northwest Bancshares Inc.	35,751	516,602
OP Bancorp	6,004	63,162
PCSB Financial Corp.	4,759	79,047
PennyMac Financial Services Inc.	10,986	734,634
Ponce de Leon Federal Bank(a)(b)	4,824	53,595
Premier Financial Corp.	8,982	298,741
Provident Bancorp. Inc.	2,308	33,235
Provident Financial Services Inc.	21,079	469,640
Prudential Bancorp. Inc.	3,788	55,911
Radian Group Inc.	50,296	1,169,382
Riverview Bancorp. Inc.	9,834	68,150
Rocket Companies Inc., Class A	31,175	719,831
Southern Missouri Bancorp. Inc.	1,486	58,578
Sterling Bancorp Inc./MI	5,443	30,807
Territorial Bancorp. Inc.	2,724	72,077
TFS Financial Corp.	15,276	311,172
Timberland Bancorp. Inc./WA	2,904	80,760
TrustCo Bank Corp. NY	26,441	194,870
Walker & Dunlop Inc.	7,907	812,365
Washington Federal Inc.	20,505	631,554
Waterstone Financial Inc.	8,315	169,792
Western New England Bancorp. Inc.	10,627	89,586
WSFS Financial Corp.	12,688	631,735

		17,295,363

Tobacco — 0.6%
Altria Group Inc.	504,284	25,799,169
Philip Morris International Inc.	421,783	37,429,023
Turning Point Brands Inc.	3,891	202,994
Universal Corp./VA	6,685	394,348
Vector Group Ltd.	32,800	457,560

		64,283,094

Trading Companies & Distributors — 0.3%
Air Lease Corp.	28,512	1,397,088
Applied Industrial Technologies Inc.	9,919	904,315
Beacon Roofing Supply Inc.(a)	14,346	750,583
Boise Cascade Co.	9,700	580,351
CAI International Inc.	4,253	193,597
DXP Enterprises Inc./TX(a)	5,442	164,185
EVI Industries Inc.(a)	1,761	50,664
Fastenal Co.	155,708	7,828,998
GATX Corp.	9,073	841,430
General Finance Corp.(a)	591	7,181
GMS Inc.(a)	11,219	468,393
H&E Equipment Services Inc.	8,183	310,954
Herc Holdings Inc.(a)	6,349	643,344

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
Lawson Products Inc./DE(a)	1,410	$73,123
McGrath RentCorp.	6,182	498,578
MRC Global Inc.(a)	23,474	211,970
MSC Industrial Direct Co. Inc., Class A	12,428	1,120,881
NOW Inc.(a)	27,807	280,573
Rush Enterprises Inc., Class A	12,394	617,593
Rush Enterprises Inc., Class B	2,532	114,168
SiteOne Landscape Supply Inc.(a)	12,139	2,072,613
Systemax Inc.	2,894	119,001
Textainer Group Holdings Ltd.(a)	11,950	342,368
Titan Machinery Inc.(a)	4,228	107,814
Transcat Inc.(a)	2,749	134,921
Triton International Ltd.	16,952	932,190
United Rentals Inc.(a)	19,602	6,455,135
Univar Solutions Inc.(a)	46,263	996,505
Veritiv Corp.(a)	3,537	150,464
Watsco Inc.	8,951	2,333,973
WESCO International Inc.(a)(b)	12,816	1,108,968
Willis Lease Finance Corp.(a)	1,108	48,154
WW Grainger Inc.	11,832	4,743,804

		36,603,879

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	19,184	610,243

Water Utilities — 0.1%
American States Water Co.	10,252	775,256
American Water Works Co. Inc.	49,136	7,366,469
Artesian Resources Corp., Class A, NVS	1,928	75,925
Cadiz Inc.(a)	5,461	52,371
California Water Service Group	13,396	754,731
Consolidated Water Co. Ltd.	5,059	68,044
Essential Utilities Inc.	61,223	2,739,729
Global Water Resources Inc.	2,134	34,805
Middlesex Water Co.	5,067	400,394
Pure Cycle Corp.(a)	7,671	102,945
SJW Group	7,710	485,653
York Water Co. (The)	3,315	162,336

		13,018,658

Wireless Telecommunication Services — 0.2%
Boingo Wireless Inc.(a)	11,230	158,006
Gogo Inc.(a)(b)	13,713	132,467
Shenandoah Telecommunications Co.	13,396	653,859
Spok Holdings Inc.	5,080	53,289
T-Mobile U.S. Inc.(a)	148,828	18,646,660

Security	Shares	Value

Wireless Telecommunication Services (continued)
Telephone and Data Systems Inc.	27,723	$636,520
U.S. Cellular Corp.(a)	3,416	124,616

		20,405,417

Total Common Stocks — 99.8% (Cost: $7,159,881,594)		10,936,913,598

Warrants

Oil, Gas & Consumable Fuels — 0.0%
Whiting Petroleum Corp., (Expires 09/01/24)(a)	409	1,321
Whiting Petroleum Corp., (Expires 09/01/25)(a)	204	618

		1,939

Total Warrants — 0.0% (Cost: $68,578)		1,939

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(d)(g)(h)	126,198,185	126,273,904
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(g)	14,515,000	14,515,000

		140,788,904

Total Short-Term Investments — 1.3% (Cost: $140,648,546)		140,788,904

Total Investments in Securities — 101.1% (Cost: $7,300,598,718)		11,077,704,441

Other Assets, Less Liabilities — (1.1)%		(119,357,701)

Net Assets — 100.0%		$10,958,346,740

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Affiliate of the Fund.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Rounds to less than $1.

(g)	Annualized 7-day yield as of period-end.

(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$314,474,303	$—	$(188,447,388	)(a)	$125,691	$121,298	$126,273,904	126,198,185	$1,617,218	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	18,515,000	—	(4,000,000	)(a)	—	—	14,515,000	14,515,000	20,832		—
BlackRock Inc.	17,180,829	5,813,352	(5,785,004)		2,766,351	10,158,745	30,134,273	39,968	637,599		—
PennyMac Financial Services Inc.(c)	69,691	483,888	(191,869)		81,693	(2,744)	N/A	N/A	6,332		—
PennyMac Mortgage Investment Trust(c)	310,476	15,758	(87,308)		(12,521)	280,549	N/A	N/A	40,063		—

					$2,961,214	$10,557,848	$170,923,177		$2,322,044		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer an affiliate.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	25	06/18/21	$2,778	$(120,672)
S&P 500 E-Mini Index	88	06/18/21	17,457	150,283

				$29,611

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$150,283

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$120,672

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$10,714,795

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$876,825

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell 3000 ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$22,352,743

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$10,936,887,988	$12,091	$13,519	$10,936,913,598
Warrants	1,939	—	—	1,939
Money Market Funds	140,788,904	—	—	140,788,904

	$11,077,678,831	$12,091	$13,519	$11,077,704,441

Derivative financial instruments(a)
Assets
Futures Contracts	$150,283	$—	$—	$150,283
Liabilities
Futures Contracts	(120,672)	—	—	(120,672)

	$29,611	$—	$—	$29,611

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments March 31, 2021	iShares® Russell Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.3%
Axon Enterprise Inc.(a)	167,236	$23,817,751
BWX Technologies Inc.	256,437	16,909,456
Curtiss-Wright Corp.	111,846	13,264,936
HEICO Corp.	120,404	15,146,823
HEICO Corp., Class A	204,974	23,285,046
Hexcel Corp.	224,694	12,582,864
Howmet Aerospace Inc.	1,046,477	33,623,306
Huntington Ingalls Industries Inc.	103,914	21,390,697
Mercury Systems Inc.(a)(b)	147,183	10,398,479
Spirit AeroSystems Holdings Inc., Class A(b)	282,373	13,737,446
Teledyne Technologies Inc.(a)(b)	96,367	39,862,210
Textron Inc.	604,233	33,885,387
TransDigm Group Inc.(a)	141,131	82,973,737
Virgin Galactic Holdings Inc.(a)(b)	175,398	5,372,441

		346,250,579

Air Freight & Logistics — 0.4%
CH Robinson Worldwide Inc.	351,591	33,552,329
Expeditors International of Washington Inc.	447,829	48,226,705
XPO Logistics Inc.(a)	240,603	29,666,350

		111,445,384

Airlines — 1.2%
Alaska Air Group Inc.	323,318	22,376,839
American Airlines Group Inc.	1,649,747	39,428,953
Copa Holdings SA, Class A, NVS	84,500	6,826,755
Delta Air Lines Inc.	1,698,868	82,021,347
JetBlue Airways Corp.(a)(b)	831,835	16,919,524
Southwest Airlines Co.	1,574,660	96,148,740
United Airlines Holdings Inc.(a)	832,143	47,881,508

		311,603,666

Auto Components — 0.7%
Aptiv PLC	714,090	98,473,011
BorgWarner Inc.	643,377	29,826,958
Gentex Corp.	645,806	23,035,900
Lear Corp.(b)	158,546	28,736,462

		180,072,331

Automobiles — 0.6%
Ford Motor Co.(a)	10,373,604	127,076,649
Harley-Davidson Inc.	412,272	16,532,107
Thor Industries Inc.(b)	142,049	19,139,682

		162,748,438

Banks — 3.3%
Associated Banc-Corp.	408,520	8,717,817
Bank of Hawaii Corp.	106,230	9,506,523
Bank OZK	329,144	13,445,532
BOK Financial Corp.	84,549	7,551,917
Citizens Financial Group Inc.	1,136,441	50,173,870
Comerica Inc.	367,097	26,335,539
Commerce Bancshares Inc.	277,567	21,264,408
Cullen/Frost Bankers Inc.	150,927	16,414,821
East West Bancorp. Inc.	372,968	27,525,038
Fifth Third Bancorp	1,899,846	71,149,233
First Citizens BancShares Inc./NC, Class A(b)	16,580	13,857,067
First Hawaiian Inc.	349,344	9,561,545
First Horizon Corp.	1,437,533	24,308,683
First Republic Bank/CA	461,373	76,933,948
FNB Corp.	869,075	11,037,252
Huntington Bancshares Inc./OH	2,688,415	42,261,884

Security	Shares	Value

Banks (continued)
KeyCorp.	2,590,981	$51,767,800
M&T Bank Corp.	341,625	51,793,766
PacWest Bancorp	314,537	11,999,587
People’s United Financial Inc.	1,140,038	20,406,680
Pinnacle Financial Partners Inc.	199,106	17,652,738
Popular Inc.	222,567	15,650,911
Prosperity Bancshares Inc.	240,631	18,020,856
Regions Financial Corp.	2,563,151	52,954,700
Signature Bank/New York NY	149,371	33,772,783
Sterling Bancorp./DE	521,001	11,993,443
SVB Financial Group(a)	137,295	67,777,050
Synovus Financial Corp.	391,181	17,896,531
TCF Financial Corp.	406,651	18,893,005
Umpqua Holdings Corp.	592,939	10,406,079
Webster Financial Corp.	241,276	13,296,720
Western Alliance Bancorp	257,604	24,328,122
Wintrust Financial Corp.	147,314	11,166,401
Zions Bancorp. NA	425,270	23,372,839

		903,195,088

Beverages — 0.3%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	23,406	28,234,190
Brown-Forman Corp., Class A	121,653	7,745,646
Brown-Forman Corp., Class B, NVS	479,411	33,064,977
Molson Coors Beverage Co., Class B	470,035	24,042,290

		93,087,103

Biotechnology — 2.1%
ACADIA Pharmaceuticals Inc.(a)(b)	295,457	7,622,791
Acceleron Pharma Inc.(a)(b)	135,356	18,355,627
Agios Pharmaceuticals Inc.(a)(b)	165,585	8,550,809
Alexion Pharmaceuticals Inc.(a)	568,355	86,907,163
Alkermes PLC(a)	425,410	7,946,659
Alnylam Pharmaceuticals Inc.(a)(b)	307,077	43,356,202
BioMarin Pharmaceutical Inc.(a)(b)	483,950	36,543,065
Bluebird Bio Inc.(a)(b)	170,660	5,145,399
Exact Sciences Corp.(a)(b)	396,958	52,311,125
Exelixis Inc.(a)	819,015	18,501,549
Global Blood Therapeutics Inc.(a)(b)	157,924	6,435,403
Incyte Corp.(a)	490,995	39,903,164
Ionis Pharmaceuticals Inc.(a)(b)	352,163	15,833,248
Iovance Biotherapeutics Inc.(a)	366,205	11,594,050
Moderna Inc.(a)	758,872	99,374,288
Neurocrine Biosciences Inc.(a)(b)	247,997	24,117,708
Sage Therapeutics Inc.(a)(b)	137,942	10,324,959
Sana Biotechnology Inc.(a)	71,166	2,381,926
Sarepta Therapeutics Inc.(a)(b)	200,641	14,953,774
Seagen Inc.(a)	339,092	47,086,315
United Therapeutics Corp.(a)	116,975	19,566,408

		576,811,632

Building Products — 2.0%
A O Smith Corp.	349,621	23,637,876
Allegion PLC	243,818	30,628,417
Armstrong World Industries Inc.	128,571	11,582,962
AZEK Co. Inc. (The)(a)	244,946	10,299,979
Carrier Global Corp.	2,312,527	97,634,890
Fortune Brands Home & Security Inc.	365,348	35,007,645
Johnson Controls International PLC	1,933,820	115,391,040
Lennox International Inc.	91,412	28,483,065
Masco Corp.	684,347	40,992,385
Owens Corning	282,170	25,985,035

76	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
Trane Technologies PLC	636,682	$105,409,072
Trex Co. Inc.(a)(b)	306,238	28,033,027

		553,085,393

Capital Markets — 3.3%
Affiliated Managers Group Inc.	120,728	17,992,094
Ameriprise Financial Inc.	313,307	72,828,212
Apollo Global Management Inc.	449,040	21,109,370
Ares Management Corp., Class A	264,395	14,814,052
Carlyle Group Inc. (The)	313,900	11,538,964
Cboe Global Markets Inc.	288,327	28,454,992
Evercore Inc., Class A	106,559	14,038,083
FactSet Research Systems Inc.	98,475	30,388,400
Franklin Resources Inc.	730,370	21,618,952
Interactive Brokers Group Inc., Class A	194,825	14,230,018
Invesco Ltd.	993,921	25,066,688
KKR & Co. Inc.	1,442,917	70,486,495
Lazard Ltd., Class A	271,839	11,827,715
LPL Financial Holdings Inc.	207,811	29,542,412
MarketAxess Holdings Inc.	98,507	49,048,605
Morningstar Inc.	56,996	12,826,380
MSCI Inc.	214,804	90,063,021
Nasdaq Inc.	304,695	44,930,325
Northern Trust Corp.	512,632	53,882,749
Raymond James Financial Inc.	326,345	39,996,843
SEI Investments Co.	301,471	18,368,628
State Street Corp.	940,549	79,015,521
T Rowe Price Group Inc.	601,371	103,195,264
Tradeweb Markets Inc., Class A	221,122	16,363,028
Virtu Financial Inc., Class A	169,931	5,276,358

		896,903,169

Chemicals — 2.8%
Albemarle Corp.	306,516	44,785,053
Ashland Global Holdings Inc.	149,092	13,234,897
Axalta Coating Systems Ltd.(a)(b)	567,730	16,793,453
Cabot Corp.	150,087	7,870,562
Celanese Corp.	303,865	45,522,016
CF Industries Holdings Inc.	564,587	25,620,958
Chemours Co. (The)	440,210	12,286,261
Corteva Inc.	1,992,703	92,899,814
Eastman Chemical Co.	360,785	39,729,644
Element Solutions Inc.	584,935	10,698,461
FMC Corp.	344,200	38,071,962
Huntsman Corp.	539,852	15,563,933
International Flavors & Fragrances Inc.	665,006	92,841,488
LyondellBasell Industries NV, Class A	681,190	70,877,819
Mosaic Co. (The)	914,824	28,917,587
NewMarket Corp.	18,568	7,058,811
Olin Corp.	384,282	14,591,188
PPG Industries Inc.	628,326	94,412,265
RPM International Inc.	338,282	31,071,202
Scotts Miracle-Gro Co. (The)	106,899	26,187,048
Valvoline Inc.	478,724	12,480,335
Westlake Chemical Corp.	91,355	8,111,410
WR Grace & Co.	151,505	9,069,089

		758,695,256

Commercial Services & Supplies — 1.1%
ADT Inc.	415,237	3,504,600
Cintas Corp.	234,805	80,141,295
Clean Harbors Inc.(a)(b)	138,717	11,660,551

Security	Shares	Value

Commercial Services & Supplies (continued)
Copart Inc.(a)	546,314	$59,335,164
Driven Brands Holdings Inc.(a)	98,056	2,492,584
IAA Inc.(a)	361,944	19,957,592
MSA Safety Inc.	98,063	14,711,411
Republic Services Inc.	561,231	55,758,300
Rollins Inc.	583,867	20,096,702
Stericycle Inc.(a)	246,271	16,625,755

		284,283,954

Communications Equipment — 0.9%
Arista Networks Inc.(a)(b)	156,337	47,196,577
Ciena Corp.(a)	402,143	22,005,265
CommScope Holding Co. Inc.(a)	512,002	7,864,351
EchoStar Corp., Class A(a)(b)	129,608	3,110,592
F5 Networks Inc.(a)(b)	164,262	34,268,338
Juniper Networks Inc.	864,837	21,906,321
Lumentum Holdings Inc.(a)(b)	201,636	18,419,449
Motorola Solutions Inc.	454,394	85,448,792
Ubiquiti Inc.	22,711	6,774,691
ViaSat Inc.(a)(b)	155,324	7,466,425

		254,460,801

Construction & Engineering — 0.3%
AECOM(a)	376,694	24,149,852
Quanta Services Inc.	362,318	31,876,738
Valmont Industries Inc.	56,482	13,424,077

		69,450,667

Construction Materials — 0.5%
Eagle Materials Inc.	111,222	14,949,349
Martin Marietta Materials Inc.	165,788	55,674,926
Vulcan Materials Co.	352,775	59,530,781

		130,155,056

Consumer Finance — 0.9%
Ally Financial Inc.	995,017	44,984,719
Credit Acceptance Corp.(a)(b)	24,389	8,785,649
Discover Financial Services	818,670	77,765,463
LendingTree Inc.(a)	29,276	6,235,788
OneMain Holdings Inc.	195,863	10,521,760
Santander Consumer USA Holdings Inc.	181,513	4,911,742
SLM Corp.	1,008,809	18,128,298
Synchrony Financial	1,557,116	63,312,336
Upstart Holdings Inc.(a)(b)	37,031	4,771,815

		239,417,570

Containers & Packaging — 1.6%
Amcor PLC	4,198,481	49,038,258
AptarGroup Inc.	169,372	23,994,931
Ardagh Group SA	56,360	1,432,108
Avery Dennison Corp.	221,363	40,653,315
Ball Corp.	847,609	71,826,387
Berry Global Group Inc.(a)	358,010	21,981,814
Crown Holdings Inc.	343,927	33,374,676
Graphic Packaging Holding Co.	718,976	13,056,604
International Paper Co.	1,050,797	56,816,594
Packaging Corp. of America	248,369	33,400,663
Sealed Air Corp.	418,944	19,196,014
Silgan Holdings Inc.	211,986	8,909,772
Sonoco Products Co.	270,005	17,091,316
Westrock Co.	691,929	36,014,904

		426,787,356

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Distributors — 0.4%
Genuine Parts Co.	374,095	$43,241,641
LKQ Corp.(a)	804,702	34,063,036
Pool Corp.	102,862	35,512,077

		112,816,754

Diversified Consumer Services — 0.5%
Bright Horizons Family Solutions Inc.(a)(b)	157,870	27,066,811
Chegg Inc.(a)(b)	344,959	29,549,188
frontdoor Inc.(a)	230,733	12,401,899
Graham Holdings Co., Class B	10,169	5,719,452
Grand Canyon Education Inc.(a)(b)	125,718	13,464,398
H&R Block Inc.	490,967	10,703,081
Service Corp. International	448,419	22,891,790
Terminix Global Holdings Inc.(a)(b)	356,571	16,997,739

		138,794,358

Diversified Financial Services — 0.3%
Equitable Holdings Inc.	1,073,403	35,014,406
Jefferies Financial Group Inc.	592,239	17,826,394
Voya Financial Inc.	329,870	20,992,927

		73,833,727

Diversified Telecommunication Services — 0.1%
Lumen Technologies Inc.	2,913,865	38,900,098

Electric Utilities — 2.2%
Alliant Energy Corp.	663,200	35,918,912
Avangrid Inc.	152,780	7,609,972
Edison International	956,757	56,065,960
Entergy Corp.	537,003	53,415,688
Evergy Inc.	601,105	35,783,781
Eversource Energy	916,885	79,393,072
FirstEnergy Corp.	1,438,255	49,893,066
Hawaiian Electric Industries Inc.	288,355	12,811,613
IDACORP Inc.	135,595	13,555,432
NRG Energy Inc.	640,799	24,177,346
OGE Energy Corp.	538,665	17,431,199
PG&E Corp.(a)	3,542,408	41,481,598
Pinnacle West Capital Corp.	296,686	24,135,406
PPL Corp.	2,061,278	59,447,258
Xcel Energy Inc.	1,396,336	92,870,307

		603,990,610

Electrical Equipment — 1.3%
Acuity Brands Inc.(b)	95,426	15,745,290
AMETEK Inc.	608,767	77,757,809
Array Technologies Inc.(a)(b)	327,818	9,775,533
Generac Holdings Inc.(a)	162,944	53,356,013
GrafTech International Ltd.	453,250	5,543,247
Hubbell Inc.	142,736	26,675,931
nVent Electric PLC	418,807	11,688,903
Regal Beloit Corp.	109,138	15,571,810
Rockwell Automation Inc.	309,605	82,181,551
Sensata Technologies Holding PLC(a)(b)	407,337	23,605,179
Shoals Technologies Group Inc., Class A(a)	237,301	8,253,329
Vertiv Holdings Co.	633,991	12,679,820

		342,834,415

Electronic Equipment, Instruments & Components — 2.4%
Amphenol Corp., Class A	1,551,360	102,343,219
Arrow Electronics Inc.(a)	195,083	21,619,098
Avnet Inc.	264,215	10,967,565
CDW Corp./DE	378,593	62,751,790
Cognex Corp.	443,803	36,831,211

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Coherent Inc.(a)	65,045	$16,449,230
Corning Inc.	1,992,873	86,709,904
Dolby Laboratories Inc., Class A	169,850	16,767,592
FLIR Systems Inc.	351,590	19,854,287
IPG Photonics Corp.(a)(b)	95,492	20,143,082
Jabil Inc.	396,243	20,668,035
Keysight Technologies Inc.(a)(b)	496,614	71,214,448
Littelfuse Inc.	63,482	16,787,180
National Instruments Corp.	347,332	14,999,532
SYNNEX Corp.	111,809	12,840,146
Trimble Inc.(a)	665,087	51,737,118
Vontier Corp.(a)	410,887	12,437,549
Zebra Technologies Corp., Class A(a)	140,094	67,970,807

		663,091,793

Energy Equipment & Services — 0.4%
Baker Hughes Co.	1,747,866	37,771,384
Halliburton Co.	2,361,092	50,669,034
Helmerich & Payne Inc.	281,591	7,591,694
NOV Inc.	1,045,921	14,350,036

		110,382,148

Entertainment — 1.3%
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	64,842	2,478,261
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)(b)	522,519	22,619,848
Lions Gate Entertainment Corp., Class A(a)(b)	156,871	2,345,221
Lions Gate Entertainment Corp., Class B, NVS(a)	308,162	3,975,290
Live Nation Entertainment Inc.(a)(b)	375,562	31,791,323
Madison Square Garden Entertainment Corp.(a)(b)	50,167	4,103,661
Madison Square Garden Sports Corp.(a)(b)	50,554	9,072,421
Playtika Holding Corp.(a)	203,481	5,536,718
Roku Inc.(a)	289,453	94,295,104
Spotify Technology SA(a)	356,147	95,429,589
Take-Two Interactive Software Inc.(a)(b)	305,043	53,901,098
World Wrestling Entertainment Inc., Class A	126,566	6,867,471
Zynga Inc., Class A(a)	2,338,229	23,873,318

		356,289,323

Equity Real Estate Investment Trusts (REITs) — 6.7%
Alexandria Real Estate Equities Inc.	362,346	59,533,448
American Campus Communities Inc.	368,969	15,928,392
American Homes 4 Rent, Class A	729,619	24,325,498
Americold Realty Trust	634,179	24,396,866
Apartment Income REIT Corp.	394,979	16,889,302
Apartment Investment & Management Co., Class A	394,979	2,425,171
Apple Hospitality REIT Inc.	565,011	8,232,210
AvalonBay Communities Inc.	375,974	69,370,963
Boston Properties Inc.	414,755	41,998,091
Brandywine Realty Trust	454,179	5,863,451
Brixmor Property Group Inc.	798,510	16,153,857
Brookfield Property REIT Inc., Class A	116,882	2,098,032
Camden Property Trust	249,262	27,396,386
CoreSite Realty Corp.	108,342	12,984,789
Corporate Office Properties Trust	302,717	7,970,539
Cousins Properties Inc.	398,948	14,102,812
CubeSmart	520,727	19,699,102
CyrusOne Inc.	321,482	21,770,761
Douglas Emmett Inc.	448,421	14,080,419
Duke Realty Corp.	980,317	41,104,692
Empire State Realty Trust Inc., Class A	375,593	4,180,350

78	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
EPR Properties	197,197	$9,187,408
Equity Commonwealth	314,588	8,745,546
Equity LifeStyle Properties Inc.	460,474	29,304,565
Equity Residential	976,887	69,974,416
Essex Property Trust Inc.	174,067	47,318,373
Extra Space Storage Inc.	340,326	45,110,211
Federal Realty Investment Trust	202,858	20,579,944
First Industrial Realty Trust Inc.	340,216	15,578,491
Gaming and Leisure Properties Inc.	574,416	24,372,471
Healthcare Trust of America Inc., Class A(b)	585,911	16,159,425
Healthpeak Properties Inc.	1,438,039	45,643,358
Highwoods Properties Inc.	277,243	11,904,814
Host Hotels & Resorts Inc.	1,854,797	31,253,329
Hudson Pacific Properties Inc.	404,817	10,982,685
Invitation Homes Inc.	1,493,547	47,778,569
Iron Mountain Inc.	755,764	27,970,826
JBG SMITH Properties	328,310	10,436,975
Kilroy Realty Corp.	312,496	20,509,113
Kimco Realty Corp.	1,113,408	20,876,400
Lamar Advertising Co., Class A	225,919	21,218,313
Life Storage Inc.	194,920	16,753,374
Medical Properties Trust Inc.	1,537,235	32,712,361
Mid-America Apartment Communities Inc.	303,365	43,793,771
National Retail Properties Inc.	461,629	20,343,990
Omega Healthcare Investors Inc.	606,499	22,216,058
Outfront Media Inc.	387,462	8,458,296
Paramount Group Inc.	510,148	5,167,799
Park Hotels & Resorts Inc.	624,323	13,472,890
Rayonier Inc.	352,162	11,357,225
Realty Income Corp.	999,073	63,441,136
Regency Centers Corp.	444,747	25,221,602
Rexford Industrial Realty Inc.	350,139	17,647,006
Simon Property Group Inc.	868,969	98,862,603
SL Green Realty Corp.	187,598	13,129,984
Spirit Realty Capital Inc.	304,806	12,954,255
STORE Capital Corp.	645,592	21,627,332
Sun Communities Inc.	283,052	42,469,122
UDR Inc.	778,181	34,131,019
Ventas Inc.	996,099	53,131,921
VEREIT Inc.	582,528	22,497,231
VICI Properties Inc.	1,421,576	40,145,306
Vornado Realty Trust	469,882	21,327,944
Weingarten Realty Investors	326,928	8,797,633
Welltower Inc.	1,111,345	79,605,642
Weyerhaeuser Co.	1,984,273	70,640,119
WP Carey Inc.	460,632	32,594,320

		1,817,910,302

Food & Staples Retailing — 0.5%
Albertsons Companies Inc., Class A(b)	414,118	7,897,230
Casey’s General Stores Inc.	96,705	20,906,654
Grocery Outlet Holding Corp.(a)(b)	196,844	7,261,575
Kroger Co. (The)	2,024,604	72,865,498
Sprouts Farmers Market Inc.(a)(b)	317,708	8,457,387
U.S. Foods Holding Corp.(a)	577,611	22,018,532

		139,406,876

Food Products — 2.2%
Archer-Daniels-Midland Co.	1,480,278	84,375,846
Beyond Meat Inc.(a)(b)	139,034	18,091,104
Bunge Ltd.	362,594	28,742,826

Security	Shares	Value

Food Products (continued)
Campbell Soup Co.	522,063	$26,244,107
Conagra Brands Inc.	1,301,494	48,936,174
Flowers Foods Inc.	525,337	12,503,021
Hain Celestial Group Inc. (The)(a)	220,369	9,608,088
Hershey Co. (The)	391,245	61,879,309
Hormel Foods Corp.	741,637	35,435,416
Ingredion Inc.	180,939	16,270,035
JM Smucker Co. (The)	293,237	37,103,278
Kellogg Co.	669,265	42,364,474
Lamb Weston Holdings Inc.	386,745	29,965,003
McCormick & Co. Inc./MD, NVS	662,763	59,091,949
Pilgrim’s Pride Corp.(a)	147,067	3,498,724
Post Holdings Inc.(a)	160,647	16,983,601
Seaboard Corp.	725	2,675,243
TreeHouse Foods Inc.(a)(b)	151,492	7,913,942
Tyson Foods Inc., Class A	768,986	57,135,660

		598,817,800

Gas Utilities — 0.3%
Atmos Energy Corp.	339,590	33,568,472
National Fuel Gas Co.	233,933	11,694,311
UGI Corp.	547,444	22,450,678

		67,713,461

Health Care Equipment & Supplies — 3.7%
ABIOMED Inc.(a)	117,294	37,385,117
Align Technology Inc.(a)	208,304	112,802,865
Cooper Companies Inc. (The)	129,837	49,869,093
DENTSPLY SIRONA Inc.	580,519	37,042,917
Envista Holdings Corp.(a)	425,357	17,354,566
Globus Medical Inc., Class A(a)	199,770	12,319,816
Haemonetics Corp.(a)	134,255	14,903,648
Hill-Rom Holdings Inc.	174,910	19,324,057
Hologic Inc.(a)	685,462	50,984,664
ICU Medical Inc.(a)	52,420	10,769,165
IDEXX Laboratories Inc.(a)	223,680	109,448,861
Insulet Corp.(a)(b)	174,421	45,509,927
Integra LifeSciences Holdings Corp.(a)(b)	192,339	13,288,701
Masimo Corp.(a)	129,250	29,683,555
Novocure Ltd.(a)	267,214	35,320,346
Penumbra Inc.(a)(b)	86,714	23,463,074
Quidel Corp.(a)(b)	100,196	12,818,074
ResMed Inc.	381,043	73,929,963
STERIS PLC	223,666	42,603,900
Tandem Diabetes Care Inc.(a)	161,860	14,284,145
Teleflex Inc.	123,978	51,507,900
Varian Medical Systems Inc.(a)	245,475	43,333,702
West Pharmaceutical Services Inc.	196,171	55,277,064
Zimmer Biomet Holdings Inc.	553,527	88,608,602

		1,001,833,722

Health Care Providers & Services — 2.0%
Acadia Healthcare Co. Inc.(a)	236,841	13,533,095
Amedisys Inc.(a)	85,194	22,558,519
AmerisourceBergen Corp.	388,264	45,842,331
Cardinal Health Inc.	780,095	47,390,771
Chemed Corp.	41,794	19,217,717
DaVita Inc.(a)	198,813	21,426,077
Encompass Health Corp.	263,551	21,584,827
Guardant Health Inc.(a)(b)	217,177	33,152,069
Henry Schein Inc.(a)	376,154	26,044,903
Laboratory Corp. of America Holdings(a)	259,335	66,138,205

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
McKesson Corp.	425,488	$82,987,180
Molina Healthcare Inc.(a)	156,594	36,605,413
Oak Street Health Inc.(a)(b)	240,672	13,061,269
Premier Inc., Class A	325,227	11,008,934
Quest Diagnostics Inc.	357,047	45,823,412
Signify Health Inc., Class A(a)	59,826	1,750,509
Universal Health Services Inc., Class B	194,561	25,952,492

		534,077,723

Health Care Technology — 0.8%
American Well Corp., Class A(a)	152,004	2,640,310
Cerner Corp.	811,202	58,309,200
Certara Inc.(a)(b)	112,374	3,067,810
Change Healthcare Inc.(a)(b)	637,974	14,099,225
Teladoc Health Inc.(a)	285,588	51,905,619
Veeva Systems Inc., Class A(a)	359,331	93,871,630

		223,893,794

Hotels, Restaurants & Leisure — 2.8%
Aramark	601,102	22,709,634
Carnival Corp.	1,620,121	42,998,011
Chipotle Mexican Grill Inc.(a)	74,045	105,204,617
Choice Hotels International Inc.	92,857	9,962,628
Darden Restaurants Inc.	346,672	49,227,424
Domino’s Pizza Inc.	103,502	38,067,001
Expedia Group Inc.	368,799	63,477,684
Extended Stay America Inc.	476,977	9,420,296
Hilton Worldwide Holdings Inc.	729,313	88,188,528
Hyatt Hotels Corp., Class A	94,223	7,792,242
MGM Resorts International(b)	1,256,005	47,715,630
Norwegian Cruise Line Holdings Ltd.(a)(b)	956,167	26,380,647
Planet Fitness Inc., Class A(a)	216,105	16,704,916
Royal Caribbean Cruises Ltd.	528,190	45,218,346
Six Flags Entertainment Corp.	205,762	9,561,760
Travel + Leisure Co.	225,828	13,811,640
Vail Resorts Inc.	105,998	30,915,377
Wendy’s Co. (The)	483,362	9,792,914
Wyndham Hotels & Resorts Inc.	247,180	17,248,220
Wynn Resorts Ltd.	279,905	35,091,690
Yum China Holdings Inc.	1,064,579	63,033,723

		752,522,928

Household Durables — 1.6%
DR Horton Inc.	877,705	78,221,070
Garmin Ltd.	399,114	52,623,181
Leggett & Platt Inc.	355,734	16,239,257
Lennar Corp., Class A	718,056	72,688,809
Lennar Corp., Class B	41,192	3,391,749
Mohawk Industries Inc.(a)	153,609	29,540,547
Newell Brands Inc.	1,013,991	27,154,679
NVR Inc.(a)	8,914	41,993,230
PulteGroup Inc.	710,672	37,267,640
Tempur Sealy International Inc.	509,592	18,630,683
Toll Brothers Inc.	299,611	16,996,932
Whirlpool Corp.	164,573	36,263,660

		431,011,437

Household Products — 0.5%
Church & Dwight Co. Inc.	661,217	57,757,305
Clorox Co. (The)	334,744	64,565,423
Energizer Holdings Inc.	181,015	8,590,972
Reynolds Consumer Products Inc.	127,363	3,792,870

Security	Shares	Value

Household Products (continued)
Spectrum Brands Holdings Inc.	114,329	$9,717,965

		144,424,535

Independent Power and Renewable Electricity Producers — 0.3%
AES Corp. (The)	1,761,351	47,221,820
Vistra Corp.	1,283,409	22,690,671

		69,912,491

Industrial Conglomerates — 0.1%
Carlisle Companies Inc.	140,452	23,115,590

Insurance — 3.5%
Alleghany Corp.(a)	36,643	22,949,144
American Financial Group Inc./OH	188,224	21,476,358
American National Group Inc.	21,290	2,296,552
Arch Capital Group Ltd.(a)(b)	1,045,561	40,118,176
Arthur J Gallagher & Co.	506,519	63,198,376
Assurant Inc.	156,483	22,184,595
Assured Guaranty Ltd.	198,294	8,383,870
Athene Holding Ltd., Class A(a)	299,704	15,105,082
Axis Capital Holdings Ltd.	223,577	11,082,712
Brighthouse Financial Inc.(a)	235,878	10,437,602
Brown & Brown Inc.	623,652	28,507,133
Cincinnati Financial Corp.	398,317	41,062,500
CNA Financial Corp.	71,967	3,211,887
Erie Indemnity Co., Class A, NVS	67,739	14,964,222
Everest Re Group Ltd.	105,682	26,189,056
Fidelity National Financial Inc.	729,643	29,667,284
First American Financial Corp.	292,425	16,565,876
Globe Life Inc.	275,923	26,662,440
GoHealth Inc., Class A(a)(b)	111,636	1,305,025
Hanover Insurance Group Inc. (The)	97,815	12,663,130
Hartford Financial Services Group Inc. (The)	954,041	63,720,398
Kemper Corp.	166,432	13,267,959
Lemonade Inc.(a)(b)	88,865	8,275,997
Lincoln National Corp.	510,472	31,787,091
Loews Corp.	607,034	31,128,704
Markel Corp.(a)	35,970	40,992,131
Mercury General Corp.	68,570	4,169,742
Old Republic International Corp.	762,907	16,661,889
Primerica Inc.	104,345	15,424,278
Principal Financial Group Inc.	723,160	43,360,674
Prudential Financial Inc.	1,054,183	96,036,071
Reinsurance Group of America Inc.	178,222	22,464,883
RenaissanceRe Holdings Ltd.	132,998	21,312,930
Unum Group	548,047	15,252,148
White Mountains Insurance Group Ltd.	8,127	9,060,792
Willis Towers Watson PLC	341,850	78,242,628
WR Berkley Corp.	368,122	27,737,993

		956,927,328

Interactive Media & Services — 1.6%
IAC/InterActiveCorp.(a)(b)	199,260	43,101,931
Match Group Inc.(a)	598,183	82,178,380
Pinterest Inc., Class A(a)(b)	1,068,189	79,078,032
TripAdvisor Inc.(a)	270,949	14,574,347
Twitter Inc.(a)	2,074,913	132,026,714
Zillow Group Inc., Class A(a)(b)	154,914	20,352,601
Zillow Group Inc., Class C, NVS(a)(b)	387,377	50,219,554

		421,531,559

Internet & Direct Marketing Retail — 0.6%
Etsy Inc.(a)	315,240	63,574,451

80	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Grubhub Inc.(a)(b)	247,885	$14,873,100
Qurate Retail Inc., Series A	1,026,296	12,069,241
Wayfair Inc., Class A(a)(b)	187,856	59,127,676

		149,644,468

IT Services — 3.6%
Akamai Technologies Inc.(a)(b)	426,762	43,487,048
Alliance Data Systems Corp.	126,575	14,187,792
Amdocs Ltd.	343,448	24,092,877
BigCommerce Holdings Inc., Series 1(a)(b)	116,083	6,709,597
Black Knight Inc.(a)	400,302	29,618,345
Broadridge Financial Solutions Inc.	304,831	46,669,626
Concentrix Corp.(a)	111,809	16,740,043
DXC Technology Co.	683,535	21,367,304
EPAM Systems Inc.(a)	141,755	56,232,791
Euronet Worldwide Inc.(a)	135,462	18,734,395
Fastly Inc., Class A(a)(b)	212,321	14,284,957
FleetCor Technologies Inc.(a)	218,672	58,741,859
Gartner Inc.(a)	230,315	42,044,003
Genpact Ltd.	493,293	21,122,806
Globant SA(a)	103,696	21,528,327
GoDaddy Inc., Class A(a)(b)	445,244	34,559,839
Jack Henry & Associates Inc.	201,880	30,629,234
MongoDB Inc.(a)	139,272	37,245,511
Okta Inc.(a)	309,587	68,242,262
Paychex Inc.	853,944	83,703,591
Sabre Corp.	849,448	12,580,325
StoneCo Ltd., Class A(a)	539,474	33,026,598
Switch Inc., Class A	241,301	3,923,554
Twilio Inc., Class A(a)	382,606	130,376,821
VeriSign Inc.(a)	270,202	53,705,350
Western Union Co. (The)	1,083,320	26,714,671
WEX Inc.(a)	117,208	24,522,258

		974,791,784

Leisure Products — 0.6%
Brunswick Corp./DE	212,615	20,277,093
Hasbro Inc.	337,124	32,404,359
Mattel Inc.(a)(b)	926,536	18,456,597
Peloton Interactive Inc., Class A(a)	678,119	76,247,700
Polaris Inc.	156,588	20,904,498

		168,290,247

Life Sciences Tools & Services — 2.5%
10X Genomics Inc., Class A(a)(b)	151,554	27,431,274
Adaptive Biotechnologies Corp.(a)(b)	207,894	8,369,812
Agilent Technologies Inc.	810,852	103,091,723
Avantor Inc.(a)(b)	1,319,531	38,174,032
Berkeley Lights Inc.(a)	66,365	3,333,514
Bio-Rad Laboratories Inc., Class A(a)	55,964	31,964,958
Bio-Techne Corp.	102,358	39,093,591
Bruker Corp.	278,324	17,890,667
Charles River Laboratories International Inc.(a)	129,745	37,603,993
IQVIA Holdings Inc.(a)	505,172	97,568,920
Maravai LifeSciences Holdings Inc., Class A(a)	179,362	6,392,462
Mettler-Toledo International Inc.(a)(b)	61,698	71,303,762
PerkinElmer Inc.	295,480	37,907,129
PPD Inc.(a)(b)	430,224	16,279,676
PRA Health Sciences Inc.(a)	166,612	25,546,618
QIAGEN NV(a)(b)	594,771	28,959,400
Repligen Corp.(a)	144,863	28,162,816
Sotera Health Co.(a)(b)	210,598	5,256,526

Security	Shares	Value

Life Sciences Tools & Services (continued)
Syneos Health Inc.(a)	220,021	$16,688,593
Waters Corp.(a)(b)	163,196	46,375,407

		687,394,873

Machinery — 4.1%
AGCO Corp.	162,575	23,353,899
Allison Transmission Holdings Inc.	303,658	12,398,356
Colfax Corp.(a)(b)	295,820	12,959,874
Crane Co.	131,176	12,318,738
Cummins Inc.	391,811	101,522,148
Donaldson Co. Inc.	342,228	19,903,980
Dover Corp.	383,334	52,566,591
Flowserve Corp.	350,659	13,609,076
Fortive Corp.	793,083	56,023,383
Gates Industrial Corp. PLC(a)	167,896	2,684,657
Graco Inc.	437,426	31,328,450
IDEX Corp.	200,340	41,935,169
Ingersoll Rand Inc.(a)	923,189	45,430,131
ITT Inc.	232,990	21,181,121
Lincoln Electric Holdings Inc.	153,815	18,910,016
Middleby Corp. (The)(a)	145,152	24,058,944
Nordson Corp.	152,213	30,241,679
Oshkosh Corp.	177,857	21,104,512
Otis Worldwide Corp.	1,084,061	74,203,975
PACCAR Inc.	902,306	83,842,274
Parker-Hannifin Corp.	341,668	107,772,337
Pentair PLC	435,966	27,169,401
Snap-on Inc.	142,563	32,894,987
Stanley Black & Decker Inc.	409,878	81,840,340
Timken Co. (The)	170,691	13,854,988
Toro Co. (The)	282,812	29,169,230
Trinity Industries Inc.	225,545	6,425,777
Westinghouse Air Brake Technologies Corp.	481,088	38,082,926
Woodward Inc.	149,955	18,089,072
Xylem Inc./NY	477,120	50,183,482

		1,105,059,513

Marine — 0.0%
Kirby Corp.(a)	160,593	9,680,546

Media — 1.9%
Altice USA Inc., Class A(a)(b)	602,528	19,600,236
Cable One Inc.(b)	14,098	25,776,219
Discovery Inc., Class A(a)(b)	413,205	17,957,889
Discovery Inc., Class C, NVS(a)(b)	830,029	30,619,770
DISH Network Corp., Class A(a)(b)	647,610	23,443,482
Fox Corp., Class A, NVS	893,779	32,274,360
Fox Corp., Class B	413,695	14,450,366
Interpublic Group of Companies Inc. (The)	1,029,047	30,048,172
John Wiley & Sons Inc., Class A	116,303	6,303,623
Liberty Broadband Corp., Class A(a)(b)	66,682	9,678,892
Liberty Broadband Corp., Class C, NVS(a)(b)	425,234	63,848,885
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	223,644	9,858,227
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	455,852	20,107,632
New York Times Co. (The), Class A	427,845	21,657,514
News Corp., Class A, NVS	1,025,027	26,066,437
News Corp., Class B	318,471	7,471,330
Nexstar Media Group Inc., Class A	113,193	15,895,693
Omnicom Group Inc.	566,545	42,009,312
Sirius XM Holdings Inc.(b)	2,972,952	18,105,278
ViacomCBS Inc., Class A	27,123	1,279,392

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
ViacomCBS Inc., Class B, NVS	1,496,763	$67,504,011

		503,956,720

Metals & Mining — 1.0%
Freeport-McMoRan Inc.(a)	3,857,431	127,025,203
Nucor Corp.	803,941	64,532,344
Reliance Steel & Aluminum Co.	167,175	25,459,081
Royal Gold Inc.	176,711	19,017,638
Steel Dynamics Inc.	533,711	27,091,170

		263,125,436

Mortgage Real Estate Investment — 0.3%
AGNC Investment Corp.	1,425,649	23,893,877
Annaly Capital Management Inc.	3,717,968	31,974,525
New Residential Investment Corp.	1,116,823	12,564,259
Starwood Property Trust Inc.	736,604	18,223,583

		86,656,244

Multi-Utilities — 1.7%
Ameren Corp.	657,866	53,523,978
CenterPoint Energy Inc.	1,334,157	30,218,656
CMS Energy Corp.	762,336	46,670,210
Consolidated Edison Inc.	916,662	68,566,318
DTE Energy Co.	513,194	68,326,649
MDU Resources Group Inc.	537,366	16,986,139
NiSource Inc.	1,009,357	24,335,597
Public Service Enterprise Group Inc.	1,349,800	81,271,458
WEC Energy Group Inc.	843,446	78,938,111

		468,837,116

Multiline Retail — 0.4%
Dollar Tree Inc.(a)	626,731	71,735,630
Kohl’s Corp.	420,768	25,081,981
Nordstrom Inc.	290,884	11,015,777
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	148,182	12,891,834

		120,725,222

Oil, Gas & Consumable Fuels — 2.5%
Antero Midstream Corp.	746,888	6,744,399
APA Corp.	1,016,881	18,202,170
Cabot Oil & Gas Corp.	1,056,886	19,848,319
Cheniere Energy Inc.(a)	616,343	44,382,859
Cimarex Energy Co.	270,704	16,077,111
Continental Resources Inc./OK	201,520	5,213,322
Devon Energy Corp.	1,565,776	34,212,206
Diamondback Energy Inc.	450,222	33,086,815
EQT Corp.	741,915	13,784,781
Equitrans Midstream Corp.	1,099,914	8,975,298
Hess Corp.	732,731	51,848,046
HollyFrontier Corp.	402,480	14,400,734
Marathon Oil Corp.	2,071,669	22,125,425
Marathon Petroleum Corp.	1,722,921	92,159,044
Murphy Oil Corp.	391,877	6,430,702
Occidental Petroleum Corp.	2,242,545	59,696,548
ONEOK Inc.	1,183,641	59,963,253
Pioneer Natural Resources Co.	537,597	85,381,155
Targa Resources Corp.	603,295	19,154,616
Williams Companies Inc. (The)	3,234,255	76,619,501

		688,306,304

Personal Products — 0.1%
Coty Inc., Class A	769,893	6,936,736
Herbalife Nutrition Ltd.(a)(b)	242,056	10,737,604

Security	Shares	Value

Personal Products (continued)
Nu Skin Enterprises Inc., Class A	138,289	$7,314,105

		24,988,445

Pharmaceuticals — 1.0%
Catalent Inc.(a)	432,199	45,514,877
Elanco Animal Health Inc.(a)	1,209,198	35,610,881
Horizon Therapeutics PLC(a)(b)	520,234	47,882,337
Jazz Pharmaceuticals PLC(a)(b)	145,774	23,960,873
Nektar Therapeutics(a)(b)	467,094	9,341,880
Perrigo Co. PLC	365,975	14,811,008
Reata Pharmaceuticals Inc., Class A(a)(b)	69,827	6,961,752
Royalty Pharma PLC, Class A	856,260	37,350,061
Viatris Inc.(a)	3,226,339	45,071,956

		266,505,625

Professional Services — 2.2%
Booz Allen Hamilton Holding Corp.	357,543	28,792,938
CACI International Inc., Class A(a)(b)	66,924	16,507,474
CoreLogic Inc.	194,769	15,435,443
CoStar Group Inc.(a)	103,819	85,327,798
Dun & Bradstreet Holdings Inc.(a)(b)	371,182	8,837,844
Equifax Inc.	320,876	58,120,270
FTI Consulting Inc.(a)(b)	93,846	13,148,763
IHS Markit Ltd.	1,058,421	102,433,984
Jacobs Engineering Group Inc.	345,595	44,675,066
Leidos Holdings Inc.	357,216	34,392,757
ManpowerGroup Inc.	156,066	15,434,927
Nielsen Holdings PLC	939,461	23,627,444
Robert Half International Inc.	293,663	22,926,270
Science Applications International Corp.	156,365	13,070,550
TransUnion	507,062	45,635,580
Verisk Analytics Inc.	421,760	74,520,774

		602,887,882

Real Estate Management & Development — 0.4%
CBRE Group Inc., Class A(a)(b)	885,130	70,022,635
Howard Hughes Corp. (The)(a)	105,101	9,998,258
Jones Lang LaSalle Inc.(a)(b)	135,728	24,300,741

		104,321,634

Road & Rail — 1.0%
AMERCO	24,022	14,715,877
JB Hunt Transport Services Inc.	222,619	37,415,575
Kansas City Southern	242,153	63,909,020
Knight-Swift Transportation Holdings Inc.	336,935	16,203,204
Landstar System Inc.	102,810	16,969,819
Lyft Inc., Class A(a)(b)	672,805	42,507,820
Old Dominion Freight Line Inc.	260,574	62,644,595
Ryder System Inc.	138,423	10,471,700
Schneider National Inc., Class B	145,625	3,636,256

		268,473,866

Semiconductors & Semiconductor Equipment — 3.7%
Allegro MicroSystems Inc.(a)(b)	124,297	3,150,929
Cirrus Logic Inc.(a)	151,820	12,872,818
Cree Inc.(a)(b)	292,362	31,613,103
Enphase Energy Inc.(a)	281,141	45,589,824
Entegris Inc.(b)	356,069	39,808,514
First Solar Inc.(a)(b)	247,209	21,581,346
Inphi Corp.(a)	125,597	22,407,761
KLA Corp.	413,001	136,455,530
Marvell Technology Group Ltd.	1,775,105	86,944,643
Maxim Integrated Products Inc.	710,042	64,876,537
Microchip Technology Inc.	663,924	103,054,283

82	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
MKS Instruments Inc.	144,115	$26,721,803
Monolithic Power Systems Inc.	117,194	41,394,093
ON Semiconductor Corp.(a)(b)	1,079,938	44,936,220
Qorvo Inc.(a)	304,101	55,559,253
Skyworks Solutions Inc.	440,389	80,802,574
SolarEdge Technologies Inc.(a)	129,824	37,316,611
Teradyne Inc.(b)	440,937	53,653,214
Universal Display Corp.(b)	113,427	26,856,111
Xilinx Inc.	652,664	80,865,070

		1,016,460,237

Software — 7.0%
2U Inc.(a)(b)	183,135	7,001,251
Alteryx Inc., Class A(a)(b)	141,976	11,778,329
Anaplan Inc.(a)	358,479	19,304,094
ANSYS Inc.(a)	228,890	77,721,888
Aspen Technology Inc.(a)	178,552	25,770,410
Avalara Inc.(a)	218,347	29,134,040
Bill.Com Holdings Inc.(a)(b)	195,753	28,482,061
C3.ai Inc., Class A(a)(b)	41,540	2,737,901
Cadence Design Systems Inc.(a)	732,487	100,343,394
CDK Global Inc.	328,332	17,749,628
Ceridian HCM Holding Inc.(a)(b)	308,239	25,975,300
Citrix Systems Inc.	329,194	46,205,670
Cloudflare Inc., Class A(a)(b)	310,466	21,813,341
Coupa Software Inc.(a)(b)	186,017	47,337,606
Crowdstrike Holdings Inc., Class A(a)(b)	413,738	75,511,322
Datadog Inc., Class A(a)	404,612	33,720,364
Datto Holding Corp.(a)	63,802	1,461,704
DocuSign Inc.(a)	481,724	97,525,024
Dropbox Inc., Class A(a)(b)	661,635	17,639,189
Duck Creek Technologies Inc.(a)(b)	193,555	8,737,073
Dynatrace Inc.(a)	482,005	23,251,921
Elastic NV(a)	175,633	19,530,390
Everbridge Inc.(a)	92,365	11,192,791
Fair Isaac Corp.(a)(b)	74,479	36,200,518
FireEye Inc.(a)(b)	598,577	11,714,152
Five9 Inc.(a)	163,033	25,486,949
Fortinet Inc.(a)	355,169	65,500,267
Guidewire Software Inc.(a)(b)	223,933	22,758,311
HubSpot Inc.(a)(b)	110,390	50,140,242
Jamf Holding Corp.(a)(b)	111,052	3,922,357
JFrog Ltd.(a)(b)	35,719	1,584,852
Manhattan Associates Inc.(a)	170,492	20,012,351
McAfee Corp., Class A	99,354	2,259,310
Medallia Inc.(a)	235,374	6,564,581
nCino Inc.(a)(b)	122,990	8,205,893
New Relic Inc.(a)(b)	145,033	8,916,629
NortonLifeLock Inc.	1,443,984	30,699,100
Nuance Communications Inc.(a)(b)	757,786	33,069,781
Nutanix Inc., Class A(a)(b)	496,221	13,179,630
Pagerduty Inc.(a)(b)	184,655	7,428,671
Palo Alto Networks Inc.(a)(b)	253,711	81,710,165
Paycom Software Inc.(a)	129,749	48,014,915
Paylocity Holding Corp.(a)(b)	102,288	18,394,451
Pegasystems Inc.	106,244	12,147,939
Pluralsight Inc., Class A(a)	326,597	7,296,177
Proofpoint Inc.(a)(b)	152,659	19,202,976
PTC Inc.(a)	276,966	38,124,370
RealPage Inc.(a)(b)	230,677	20,115,034
RingCentral Inc., Class A(a)	209,027	62,264,963

Security	Shares	Value

Software (continued)
Slack Technologies Inc., Class A(a)	1,323,338	$53,767,223
Smartsheet Inc., Class A(a)	298,229	19,062,798
SolarWinds Corp.(a)(b)	124,875	2,177,820
Splunk Inc.(a)(b)	432,497	58,594,694
SS&C Technologies Holdings Inc.	598,943	41,848,147
Synopsys Inc.(a)(b)	401,797	99,557,261
Teradata Corp.(a)	283,375	10,921,272
Trade Desk Inc. (The), Class A(a)(b)	110,070	71,728,216
Tyler Technologies Inc.(a)	105,786	44,909,331
Unity Software Inc.(a)(b)	77,211	7,745,035
Zendesk Inc.(a)(b)	308,928	40,970,031
Zscaler Inc.(a)	193,235	33,172,652

		1,889,293,755

Specialty Retail — 2.7%
Advance Auto Parts Inc.	174,975	32,106,163
AutoNation Inc.(a)(b)	154,346	14,388,134
AutoZone Inc.(a)	60,790	85,367,397
Best Buy Co. Inc.	609,730	70,003,101
Burlington Stores Inc.(a)(b)	173,351	51,797,279
CarMax Inc.(a)	434,287	57,612,513
Carvana Co.(a)(b)	149,385	39,198,624
Dick’s Sporting Goods Inc.	165,848	12,629,325
Five Below Inc.(a)	144,364	27,543,208
Floor & Decor Holdings Inc., Class A(a)	247,026	23,586,043
Foot Locker Inc.	278,888	15,687,450
Gap Inc. (The)(a)	492,025	14,652,505
L Brands Inc.	609,261	37,688,885
Leslie’s Inc.(a)(b)	201,501	4,934,760
O’Reilly Automotive Inc.(a)	187,405	95,061,186
Penske Automotive Group Inc.	85,818	6,886,036
Petco Health & Wellness Co. Inc.(a)(b)	140,534	3,114,233
Tractor Supply Co.	308,400	54,611,472
Ulta Beauty Inc.(a)	143,405	44,336,524
Vroom Inc.(a)(b)	275,018	10,722,952
Williams-Sonoma Inc.	203,054	36,387,277

		738,315,067

Technology Hardware, Storage & Peripherals — 1.1%
Hewlett Packard Enterprise Co.	3,445,327	54,229,447
HP Inc.	3,431,592	108,953,046
NCR Corp.(a)(b)	342,669	13,004,288
NetApp Inc.	588,889	42,794,564
Pure Storage Inc., Class A(a)(b)	651,074	14,024,134
Western Digital Corp.	810,552	54,104,346
Xerox Holdings Corp.	450,641	10,937,057

		298,046,882

Textiles, Apparel & Luxury Goods — 1.2%
Capri Holdings Ltd.(a)	382,526	19,508,826
Carter’s Inc.	115,477	10,269,370
Columbia Sportswear Co.	77,634	8,200,479
Hanesbrands Inc.	934,620	18,383,975
Lululemon Athletica Inc.(a)	301,874	92,587,774
PVH Corp.(b)	189,314	20,010,490
Ralph Lauren Corp.	124,587	15,344,135
Skechers U.S.A. Inc., Class A(a)	360,516	15,037,122
Tapestry Inc.	733,236	30,216,656
Under Armour Inc., Class A(a)(b)	504,987	11,190,512
Under Armour Inc., Class C, NVS(a)(b)	515,317	9,512,752
VF Corp.	855,402	68,363,728

		318,625,819

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp.	910,292	$12,607,544
New York Community Bancorp. Inc.	1,212,363	15,300,021
TFS Financial Corp.	136,906	2,788,775

		30,696,340

Trading Companies & Distributors — 0.9%
Air Lease Corp.	287,048	14,065,352
Fastenal Co.	1,520,464	76,448,930
MSC Industrial Direct Co. Inc., Class A	120,390	10,857,974
United Rentals Inc.(a)	192,298	63,325,654
Univar Solutions Inc.(a)(b)	449,534	9,682,962
Watsco Inc.	85,704	22,347,318
WW Grainger Inc.	116,804	46,830,228

		243,558,418

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.(b)	197,933	6,296,249

Water Utilities — 0.4%
American Water Works Co. Inc.	483,401	72,471,478
Essential Utilities Inc.	590,687	26,433,243

		98,904,721

Wireless Telecommunication Services — 0.0%
Telephone and Data Systems Inc.	268,480	6,164,301
U.S. Cellular Corp.(a)(b)	43,045	1,570,281

		7,734,582

Total Common Stocks — 99.8% (Cost: $16,885,286,015)		27,064,064,210

Security	Shares	Value

Short-Term Investments

Money Market Funds — 2.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	770,429,993	$770,892,251
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	33,520,000	33,520,000

		804,412,251

Total Short-Term Investments — 2.9% (Cost: $803,862,586)		804,412,251

Total Investments in Securities — 102.7% (Cost: $17,689,148,601)		27,868,476,461

Other Assets, Less Liabilities — (2.7)%		(745,159,221)

Net Assets — 100.0%		$27,123,317,240

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan.

(c)	Affiliate of the Fund.

(d)	Annualized 7-day yield as of period-end.

(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,228,495,482	$—	$(458,564,090	)(a)	$297,884	$662,975	$770,892,251	770,429,993	$5,333,154	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	44,545,000	—	(11,025,000	)(a)	—	—	33,520,000	33,520,000	39,081		—

					$297,884	$662,975	$804,412,251		$5,372,235		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	91	06/18/21	$18,052	$178,139

84	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

S&P MidCap 400 E-Mini Index	138	06/18/21	$35,953	$(80,696)

				$97,443

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$178,139

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$80,696

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$25,554,437

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$929,444

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$58,421,520

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$27,064,064,210	$—	$—	$27,064,064,210
Money Market Funds	804,412,251	—	—	804,412,251

	$27,868,476,461	$—	$—	$27,868,476,461

Derivative financial instruments(a)
Assets
Futures Contracts	$178,139	$—	$—	$178,139
Liabilities
Futures Contracts	(80,696)	—	—	(80,696)

	$97,443	$—	$—	$97,443

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap ETF

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

86	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® Russell Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.1%
Axon Enterprise Inc.(a)(b)	273,426	$38,941,331
BWX Technologies Inc.	264,573	17,445,944
HEICO Corp.(b)	156,620	19,702,796
HEICO Corp., Class A(b)	272,174	30,918,966
Huntington Ingalls Industries Inc.	16,830	3,464,456
Mercury Systems Inc.(a)(b)	191,436	13,524,953
TransDigm Group Inc.(a)	51,397	30,217,324
Virgin Galactic Holdings Inc.(a)(b)	254,982	7,810,099

		162,025,869

Air Freight & Logistics — 0.4%
CH Robinson Worldwide Inc.	90,601	8,646,053
Expeditors International of Washington Inc.	452,564	48,736,617
XPO Logistics Inc.(a)	20,365	2,511,005

		59,893,675

Auto Components — 0.0%
BorgWarner Inc.	135,442	6,279,091

Beverages — 0.7%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	38,851	46,865,185
Brown-Forman Corp., Class A	168,936	10,756,155
Brown-Forman Corp., Class B, NVS	672,993	46,416,327

		104,037,667

Biotechnology — 4.7%
ACADIA Pharmaceuticals Inc.(a)(b)	479,587	12,373,345
Acceleron Pharma Inc.(a)(b)	211,205	28,641,510
Agios Pharmaceuticals Inc.(a)(b)	24,309	1,255,317
Alexion Pharmaceuticals Inc.(a)	142,911	21,852,521
Alnylam Pharmaceuticals Inc.(a)	504,793	71,271,724
BioMarin Pharmaceutical Inc.(a)	716,399	54,095,288
Bluebird Bio Inc.(a)(b)	129,852	3,915,038
Exact Sciences Corp.(a)(b)	564,874	74,439,096
Exelixis Inc.(a)	485,461	10,966,564
Global Blood Therapeutics Inc.(a)(b)	257,772	10,504,209
Incyte Corp.(a)	804,048	65,344,981
Ionis Pharmaceuticals Inc.(a)	276,717	12,441,196
Iovance Biotherapeutics Inc.(a)	598,310	18,942,495
Moderna Inc.(a)	1,248,850	163,536,907
Neurocrine Biosciences Inc.(a)(b)	407,820	39,660,495
Sage Therapeutics Inc.(a)(b)	16,954	1,269,007
Sana Biotechnology Inc.(a)(b)	84,275	2,820,684
Sarepta Therapeutics Inc.(a)(b)	328,039	24,448,747
Seagen Inc.(a)	554,326	76,973,708

		694,752,832

Building Products — 1.0%
Allegion PLC	261,862	32,895,105
Armstrong World Industries Inc.	75,955	6,842,786
AZEK Co. Inc. (The)(a)	64,243	2,701,418
Carrier Global Corp.	1,363,755	57,577,736
Trex Co. Inc.(a)(b)	505,660	46,288,116

		146,305,161

Capital Markets — 2.9%
Apollo Global Management Inc.	367,880	17,294,039
Ares Management Corp., Class A	428,419	24,004,316
Carlyle Group Inc. (The)	49,074	1,803,960
Cboe Global Markets Inc.	101,627	10,029,569
FactSet Research Systems Inc.	162,382	50,109,461
LPL Financial Holdings Inc.	27,795	3,951,337

Security	Shares	Value

Capital Markets (continued)
MarketAxess Holdings Inc.	161,242	$80,285,617
Morningstar Inc.	78,648	17,698,946
MSCI Inc.	351,661	147,444,424
T Rowe Price Group Inc.	251,136	43,094,938
Tradeweb Markets Inc., Class A	308,828	22,853,272
Virtu Financial Inc., Class A	250,381	7,774,330

		426,344,209

Chemicals — 0.7%
FMC Corp.	112,200	12,410,442
NewMarket Corp.	24,884	9,459,901
RPM International Inc.	466,813	42,876,774
Scotts Miracle-Gro Co. (The)	165,980	40,660,121
WR Grace & Co.	85,144	5,096,720

		110,503,958

Commercial Services & Supplies — 1.7%
Cintas Corp.	342,080	116,755,325
Copart Inc.(a)	897,538	97,481,602
Driven Brands Holdings Inc.(a)(b)	16,936	430,513
IAA Inc.(a)	138,658	7,645,602
MSA Safety Inc.	34,449	5,168,039
Rollins Inc.	850,723	29,281,886

		256,762,967

Communications Equipment — 0.6%
Arista Networks Inc.(a)(b)	210,996	63,697,583
CommScope Holding Co. Inc.(a)(b)	53,786	826,153
Lumentum Holdings Inc.(a)(b)	35,909	3,280,287
Motorola Solutions Inc.	76,100	14,310,605
Ubiquiti Inc.	30,081	8,973,162

		91,087,790

Construction & Engineering — 0.1%
Quanta Services Inc.	119,687	10,530,062

Consumer Finance — 0.1%
Credit Acceptance Corp.(a)(b)	2,383	858,428
LendingTree Inc.(a)(b)	44,479	9,474,027
SLM Corp.	370,371	6,655,567
Upstart Holdings Inc.(a)(b)	12,655	1,630,723

		18,618,745

Containers & Packaging — 1.2%
Amcor PLC	1,021,987	11,936,808
Avery Dennison Corp.	149,957	27,539,603
Ball Corp.	1,306,300	110,695,862
Berry Global Group Inc.(a)	198,178	12,168,129
Crown Holdings Inc.	56,823	5,514,104
Graphic Packaging Holding Co.	253,957	4,611,859

		172,466,365

Distributors — 0.4%
Pool Corp.	169,507	58,520,597

Diversified Consumer Services — 0.6%
Bright Horizons Family Solutions Inc.(a)(b)	181,700	31,152,465
Chegg Inc.(a)(b)	569,647	48,795,962
frontdoor Inc.(a)	64,530	3,468,488
H&R Block Inc.	564,923	12,315,321

		95,732,236

Electric Utilities — 0.1%
NRG Energy Inc.	370,117	13,964,514

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment — 1.1%
Array Technologies Inc.(a)(b)	42,456	$1,266,038
Generac Holdings Inc.(a)	243,658	79,785,812
Rockwell Automation Inc.	246,445	65,416,361
Shoals Technologies Group Inc., Class A(a)	30,845	1,072,789
Vertiv Holdings Co.(b)	1,038,344	20,766,880

		168,307,880

Electronic Equipment, Instruments & Components — 3.0%
Amphenol Corp., Class A	1,514,405	99,905,298
CDW Corp./DE	620,473	102,843,400
Cognex Corp.	732,634	60,801,296
Coherent Inc.(a)	88,304	22,331,198
Dolby Laboratories Inc., Class A	31,437	3,103,461
IPG Photonics Corp.(a)(b)	9,032	1,905,210
Jabil Inc.	119,373	6,226,496
Keysight Technologies Inc.(a)(b)	274,059	39,300,060
Zebra Technologies Corp., Class A(a)	209,768	101,775,238

		438,191,657

Entertainment — 3.3%
Live Nation Entertainment Inc.(a)(b)	620,177	52,497,983
Playtika Holding Corp.(a)(b)	160,628	4,370,688
Roku Inc.(a)	476,451	155,213,442
Spotify Technology SA(a)(b)	586,426	157,132,847
Take-Two Interactive Software Inc.(a)	461,196	81,493,333
World Wrestling Entertainment Inc., Class A	200,295	10,868,007
Zynga Inc., Class A(a)	3,192,216	32,592,525

		494,168,825

Equity Real Estate Investment Trusts (REITs) — 1.7%
Americold Realty Trust	102,837	3,956,139
Brookfield Property REIT Inc., Class A	154,923	2,780,868
CoreSite Realty Corp.	116,995	14,021,851
Equity LifeStyle Properties Inc.	311,253	19,808,141
Extra Space Storage Inc.	395,062	52,365,468
Iron Mountain Inc.	732,735	27,118,522
Simon Property Group Inc.	1,123,898	127,865,876

		247,916,865

Food & Staples Retailing — 0.2%
Albertsons Companies Inc., Class A(b)	254,406	4,851,522
Grocery Outlet Holding Corp.(a)(b)	165,717	6,113,300
Sprouts Farmers Market Inc.(a)(b)	431,612	11,489,512

		22,454,334

Food Products — 1.4%
Beyond Meat Inc.(a)(b)	182,149	23,701,228
Campbell Soup Co.	422,649	21,246,565
Hershey Co. (The)	498,143	78,786,297
Kellogg Co.	372,146	23,556,842
Lamb Weston Holdings Inc.	146,659	11,363,139
McCormick & Co. Inc./MD, NVS	606,415	54,067,962
Pilgrim’s Pride Corp.(a)	66,233	1,575,683

		214,297,716

Health Care Equipment & Supplies — 7.2%
ABIOMED Inc.(a)(b)	193,616	61,711,228
Align Technology Inc.(a)	341,483	184,923,289
Cooper Companies Inc. (The)(b)	25,612	9,837,313
Haemonetics Corp.(a)	205,597	22,823,323
Hill-Rom Holdings Inc.	32,970	3,642,526
Hologic Inc.(a)	782,729	58,219,383
ICU Medical Inc.(a)(b)	23,173	4,760,661
IDEXX Laboratories Inc.(a)	368,022	180,076,845

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Insulet Corp.(a)(b)	286,833	$74,840,466
Masimo Corp.(a)(b)	213,696	49,077,423
Novocure Ltd.(a)(b)	440,479	58,222,514
Penumbra Inc.(a)(b)	144,109	38,993,013
Quidel Corp.(a)(b)	161,977	20,721,718
ResMed Inc.	627,001	121,650,734
STERIS PLC	18,494	3,522,737
Tandem Diabetes Care Inc.(a)	234,417	20,687,300
Teleflex Inc.	127,765	53,081,247
Varian Medical Systems Inc.(a)	50,507	8,916,001
West Pharmaceutical Services Inc.	320,941	90,434,755

		1,066,142,476

Health Care Providers & Services — 2.8%
Amedisys Inc.(a)	139,976	37,064,245
AmerisourceBergen Corp.	305,886	36,115,960
Cardinal Health Inc.	1,279,318	77,718,569
Chemed Corp.	67,482	31,029,573
DaVita Inc.(a)(b)	53,437	5,758,905
Encompass Health Corp.	193,747	15,867,879
Guardant Health Inc.(a)(b)	359,081	54,813,715
Laboratory Corp. of America Holdings(a)	23,173	5,909,810
McKesson Corp.	518,964	101,218,739
Molina Healthcare Inc.(a)	171,463	40,081,191
Oak Street Health Inc.(a)(b)	210,218	11,408,531
Signify Health Inc., Class A(a)(b)	68,501	2,004,339

		418,991,456

Health Care Technology — 2.4%
American Well Corp., Class A(a)(b)	173,586	3,015,189
Cerner Corp.	1,330,980	95,670,842
Certara Inc.(a)	94,840	2,589,132
Change Healthcare Inc.(a)(b)	782,942	17,303,018
Teladoc Health Inc.(a)(b)	439,644	79,905,297
Veeva Systems Inc., Class A(a)	591,608	154,551,674

		353,035,152

Hotels, Restaurants & Leisure — 2.1%
Chipotle Mexican Grill Inc.(a)(b)	121,838	173,109,867
Domino’s Pizza Inc.	170,386	62,666,267
Expedia Group Inc.	67,944	11,694,521
Planet Fitness Inc., Class A(a)	204,061	15,773,915
Vail Resorts Inc.	13,348	3,893,078
Wendy’s Co. (The)	778,194	15,766,211
Wynn Resorts Ltd.	112,541	14,109,265
Yum China Holdings Inc.	118,730	7,030,003

		304,043,127

Household Durables — 0.2%
NVR Inc.(a)	1,500	7,066,395
Tempur Sealy International Inc.	609,773	22,293,301

		29,359,696

Household Products — 1.2%
Church & Dwight Co. Inc.	1,086,503	94,906,037
Clorox Co. (The)	391,273	75,468,736
Energizer Holdings Inc.	235,414	11,172,749
Reynolds Consumer Products Inc.	59,744	1,779,176

		183,326,698

Insurance — 0.4%
Alleghany Corp.(a)	5,441	3,407,644
Axis Capital Holdings Ltd.	33,945	1,682,654
Brown & Brown Inc.	56,540	2,584,443

88	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Erie Indemnity Co., Class A, NVS	62,018	$13,700,396
GoHealth Inc., Class A(a)(b)	19,571	228,785
Lincoln National Corp.	102,301	6,370,283
Primerica Inc.	106,434	15,733,074
RenaissanceRe Holdings Ltd.	74,007	11,859,622

		55,566,901

Interactive Media & Services — 2.2%
IAC/InterActiveCorp.(a)	327,983	70,946,003
Match Group Inc.(a)(b)	979,363	134,544,889
Pinterest Inc., Class A(a)	1,458,379	107,963,797
Zillow Group Inc., Class A(a)(b)	28,353	3,725,017
Zillow Group Inc., Class C, NVS(a)(b)	69,737	9,040,705

		326,220,411

Internet & Direct Marketing Retail — 1.3%
Etsy Inc.(a)	516,137	104,089,349
Grubhub Inc.(a)(b)	39,578	2,374,680
Wayfair Inc., Class A(a)(b)	282,391	88,882,567

		195,346,596

IT Services — 8.1%
Akamai Technologies Inc.(a)(b)	576,201	58,714,882
BigCommerce Holdings Inc., Series 1(a)(b)	158,256	9,147,197
Black Knight Inc.(a)	661,553	48,948,306
Broadridge Financial Solutions Inc.	500,430	76,615,833
EPAM Systems Inc.(a)	232,410	92,194,723
Fastly Inc., Class A(a)(b)	344,771	23,196,193
FleetCor Technologies Inc.(a)	360,675	96,888,125
Gartner Inc.(a)	378,400	69,076,920
Genpact Ltd.	321,138	13,751,129
Globant SA(a)(b)	167,871	34,851,698
GoDaddy Inc., Class A(a)(b)	735,487	57,088,501
Jack Henry & Associates Inc.	260,757	39,562,052
MongoDB Inc.(a)	228,033	60,982,865
Okta Inc.(a)(b)	507,765	111,926,639
Paychex Inc.	1,109,026	108,706,729
StoneCo Ltd., Class A(a)(b)	881,765	53,981,653
Switch Inc., Class A	386,185	6,279,368
Twilio Inc., Class A(a)	523,223	178,293,470
VeriSign Inc.(a)	261,901	52,055,443
Western Union Co. (The)	345,259	8,514,087
WEX Inc.(a)	16,690	3,491,882

		1,204,267,695

Leisure Products — 0.3%
Mattel Inc.(a)(b)	895,575	17,839,854
Peloton Interactive Inc., Class A(a)(b)	269,182	30,266,824
Polaris Inc.	26,874	3,587,679

		51,694,357

Life Sciences Tools & Services — 3.9%
10X Genomics Inc., Class A(a)(b)	250,745	45,384,845
Adaptive Biotechnologies Corp.(a)(b)	331,120	13,330,891
Agilent Technologies Inc.	114,525	14,560,709
Avantor Inc.(a)(b)	2,165,219	62,639,786
Berkeley Lights Inc.(a)	59,701	2,998,781
Bio-Techne Corp.	158,055	60,365,946
Bruker Corp.(b)	191,381	12,301,971
Charles River Laboratories International Inc.(a)	189,231	54,844,821
IQVIA Holdings Inc.(a)	315,206	60,878,887
Maravai LifeSciences Holdings Inc., Class A(a)	212,398	7,569,865
Mettler-Toledo International Inc.(a)	94,955	109,738,544
PerkinElmer Inc.(b)	94,818	12,164,201

Security	Shares	Value

Life Sciences Tools & Services (continued)
PPD Inc.(a)	590,985	$22,362,872
PRA Health Sciences Inc.(a)	234,944	36,023,964
Repligen Corp.(a)	237,230	46,119,884
Sotera Health Co.(a)	178,245	4,448,995
Syneos Health Inc.(a)	38,813	2,943,966
Waters Corp.(a)(b)	19,232	5,465,157

		574,144,085

Machinery — 0.9%
Allison Transmission Holdings Inc.	320,567	13,088,751
Donaldson Co. Inc.	58,676	3,412,596
Graco Inc.	360,980	25,853,387
Lincoln Electric Holdings Inc.	106,455	13,087,578
Nordson Corp.	205,048	40,738,937
Toro Co. (The)	420,689	43,389,863

		139,571,112

Media — 0.8%
Altice USA Inc., Class A(a)(b)	985,132	32,046,344
Cable One Inc.	23,364	42,717,803
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	43,144	1,901,787
Liberty Media Corp.-Liberty SiriusXM,
Class C, NVS(a)	83,726	3,693,154
Nexstar Media Group Inc., Class A	123,686	17,369,225
Sirius XM Holdings Inc.(b)	2,933,818	17,866,952

		115,595,265

Metals & Mining — 0.2%
Royal Gold Inc.	205,211	22,084,808

Multiline Retail — 0.5%
Dollar Tree Inc.(a)	490,718	56,167,582
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	211,352	18,387,624

		74,555,206

Oil, Gas & Consumable Fuels — 0.5%
Cheniere Energy Inc.(a)(b)	1,011,816	72,860,870
Equitrans Midstream Corp.	175,410	1,431,346

		74,292,216

Personal Products — 0.0%
Herbalife Nutrition Ltd.(a)	53,400	2,368,824

Pharmaceuticals — 0.7%
Horizon Therapeutics PLC(a)(b)	789,719	72,685,737
Reata Pharmaceuticals Inc., Class A(a)(b)	102,345	10,203,796
Royalty Pharma PLC, Class A	600,422	26,190,408

		109,079,941

Professional Services — 3.8%
Booz Allen Hamilton Holding Corp.	591,412	47,626,408
CACI International Inc., Class A(a)	16,772	4,136,981
CoreLogic Inc.	15,079	1,195,011
CoStar Group Inc.(a)	170,561	140,182,380
Dun & Bradstreet Holdings Inc.(a)(b)	298,907	7,116,976
Equifax Inc.	392,584	71,108,740
IHS Markit Ltd.	946,396	91,592,205
Leidos Holdings Inc.	55,439	5,337,667
Science Applications International Corp.	33,534	2,803,107
TransUnion	756,909	68,121,810
Verisk Analytics Inc.	693,727	122,574,624

		561,795,909

Road & Rail — 0.9%
JB Hunt Transport Services Inc.	97,841	16,444,137
Landstar System Inc.	135,222	22,319,743

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail (continued)
Old Dominion Freight Line Inc.	367,756	$88,412,220

		127,176,100

Semiconductors & Semiconductor Equipment — 6.7%
Allegro MicroSystems Inc.(a)(b)	84,366	2,138,678
Enphase Energy Inc.(a)	461,958	74,911,109
Entegris Inc.	548,303	61,300,275
Inphi Corp.(a)	209,019	37,291,080
KLA Corp.	679,129	224,384,222
Maxim Integrated Products Inc.	385,577	35,230,171
Microchip Technology Inc.	819,611	127,220,019
MKS Instruments Inc.	179,710	33,321,828
Monolithic Power Systems Inc.	192,119	67,858,352
SolarEdge Technologies Inc.(a)(b)	213,652	61,412,131
Teradyne Inc.(b)	723,393	88,022,460
Universal Display Corp.(b)	187,702	44,442,203
Xilinx Inc.	1,068,573	132,396,195

		989,928,723

Software — 18.7%
2U Inc.(a)(b)	99,184	3,791,804
Alteryx Inc., Class A(a)(b)	233,589	19,378,543
Anaplan Inc.(a)	586,866	31,602,734
ANSYS Inc.(a)	374,750	127,250,110
Aspen Technology Inc.(a)	275,045	39,697,245
Avalara Inc.(a)(b)	360,545	48,107,519
Bill.Com Holdings Inc.(a)(b)	324,469	47,210,240
C3.ai Inc., Class A(a)(b)	56,721	3,738,481
Cadence Design Systems Inc.(a)(b)	1,206,050	165,216,789
CDK Global Inc.	69,353	3,749,223
Ceridian HCM Holding Inc.(a)	357,493	30,125,935
Citrix Systems Inc.	146,341	20,540,423
Cloudflare Inc., Class A(a)	508,446	35,723,416
Coupa Software Inc.(a)(b)	304,646	77,526,314
Crowdstrike Holdings Inc., Class A(a)	491,828	89,763,528
Datadog Inc., Class A(a)(b)	666,679	55,561,028
Datto Holding Corp.(a)	51,457	1,178,880
DocuSign Inc.(a)	792,950	160,532,727
Dropbox Inc., Class A(a)(b)	1,073,060	28,607,780
Duck Creek Technologies Inc.(a)(b)	263,683	11,902,651
Dynatrace Inc.(a)	799,796	38,582,159
Elastic NV(a)	288,676	32,100,771
Everbridge Inc.(a)	155,355	18,825,919
Fair Isaac Corp.(a)	122,352	59,469,190
FireEye Inc.(a)	222,192	4,348,297
Five9 Inc.(a)	269,853	42,186,119
Fortinet Inc.(a)(b)	581,492	107,238,755
Guidewire Software Inc.(a)(b)	67,898	6,900,474
HubSpot Inc.(a)	180,952	82,190,208
Jamf Holding Corp.(a)(b)	89,384	3,157,043
JFrog Ltd.(a)(b)	48,708	2,161,174
Manhattan Associates Inc.(a)	246,668	28,953,890
McAfee Corp., Class A	80,135	1,822,270
Medallia Inc.(a)	384,776	10,731,403
nCino Inc.(a)(b)	167,671	11,187,009
New Relic Inc.(a)(b)	235,521	14,479,831
NortonLifeLock Inc.	2,363,949	50,257,556
Nutanix Inc., Class A(a)(b)	824,685	21,903,634
Pagerduty Inc.(a)(b)	314,507	12,652,617
Palo Alto Networks Inc.(a)(b)	415,425	133,791,776
Paycom Software Inc.(a)	212,408	78,603,704

Security	Shares	Value

Software (continued)
Paylocity Holding Corp.(a)(b)	167,135	$30,055,887
Pegasystems Inc.	154,423	17,656,726
Pluralsight Inc., Class A(a)	535,357	11,959,875
Proofpoint Inc.(a)(b)	247,569	31,141,705
PTC Inc.(a)	456,205	62,796,618
RealPage Inc.(a)(b)	335,669	29,270,337
RingCentral Inc., Class A(a)(b)	344,240	102,542,211
Slack Technologies Inc., Class A(a)	2,161,690	87,829,465
Smartsheet Inc., Class A(a)(b)	493,583	31,549,825
Splunk Inc.(a)	708,159	95,941,381
SS&C Technologies Holdings Inc.	206,680	14,440,732
Synopsys Inc.(a)(b)	613,910	152,114,620
Teradata Corp.(a)	359,878	13,869,698
Trade Desk Inc. (The), Class A(a)	180,752	117,788,848
Tyler Technologies Inc.(a)	173,413	73,619,021
Unity Software Inc.(a)(b)	105,327	10,565,351
Zendesk Inc.(a)	504,815	66,948,565
Zscaler Inc.(a)	315,924	54,234,673

		2,767,074,707

Specialty Retail — 4.6%
AutoZone Inc.(a)	58,809	82,585,479
Best Buy Co. Inc.	180,401	20,711,839
Burlington Stores Inc.(a)(b)	254,028	75,903,567
CarMax Inc.(a)	53,282	7,068,390
Carvana Co.(a)(b)	243,986	64,021,926
Five Below Inc.(a)(b)	238,480	45,499,599
Floor & Decor Holdings Inc., Class A(a)(b)	409,718	39,119,875
Leslie’s Inc.(a)	123,329	3,020,327
O’Reilly Automotive Inc.(a)	306,805	155,626,836
Petco Health & Wellness Co. Inc.(a)(b)	110,251	2,443,162
Tractor Supply Co.	505,438	89,502,961
Ulta Beauty Inc.(a)(b)	218,997	67,707,303
Vroom Inc.(a)(b)	358,714	13,986,259
Williams-Sonoma Inc.	54,377	9,744,358

		676,941,881

Technology Hardware, Storage & Peripherals — 0.3%
NetApp Inc.	524,721	38,131,475
Pure Storage Inc., Class A(a)	618,311	13,318,419

		51,449,894

Textiles, Apparel & Luxury Goods — 1.1%
Lululemon Athletica Inc.(a)	497,011	152,438,244
VF Corp.	81,816	6,538,734

		158,976,978

Trading Companies & Distributors — 1.1%
Fastenal Co.	2,031,266	102,132,055
WW Grainger Inc.	140,342	56,267,318

		158,399,373

Total Common Stocks — 99.9% (Cost: $9,952,118,963)		14,804,592,602

Short-Term Investments

Money Market Funds — 5.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	866,370,759	866,890,581

90	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	16,190,000	$16,190,000

		883,080,581

Total Short-Term Investments — 5.9% (Cost: $882,613,104)		883,080,581

Total Investments in Securities — 105.8% (Cost: $10,834,732,067)		15,687,673,183

Other Assets, Less Liabilities — (5.8)%		(865,404,083)

Net Assets — 100.0%		$14,822,269,100

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,081,320,894	$—		$(215,317,303	)(a)	$260,982	$626,008	$866,890,581	866,370,759	$4,690,072	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	15,629,000	561,000	(a)	—		—	—	16,190,000	16,190,000	19,208		—

						$260,982	$626,008	$883,080,581		$4,709,280		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	61	06/18/21	$12,101	$163,226
S&P MidCap 400 E-Mini Index	15	06/18/21	3,908	(5,667)

				$157,559

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$163,226

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap Growth ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$5,667

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$5,620,376

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$572,613

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$18,771,614

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$14,804,592,602	$—	$—	$14,804,592,602
Money Market Funds	883,080,581	—	—	883,080,581

	$15,687,673,183	$—	$—	$15,687,673,183

Derivative financial instruments(a)
Assets
Futures Contracts	$163,226	$—	$—	$163,226
Liabilities
Futures Contracts	(5,667)	—	—	(5,667)

	$157,559	$—	$—	$157,559

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

92	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.4%
BWX Technologies Inc.	66,310	$4,372,481
Curtiss-Wright Corp.	80,571	9,555,721
HEICO Corp.	17,011	2,139,984
HEICO Corp., Class A	29,630	3,365,968
Hexcel Corp.(a)	161,920	9,067,520
Howmet Aerospace Inc.	758,060	24,356,468
Huntington Ingalls Industries Inc.	69,566	14,320,161
Mercury Systems Inc.(b)	19,739	1,394,560
Spirit AeroSystems Holdings Inc., Class A	203,595	9,904,897
Teledyne Technologies Inc.(b)	69,872	28,902,553
Textron Inc.(a)	437,577	24,539,318
TransDigm Group Inc.(a)(b)	79,269	46,603,830
Virgin Galactic Holdings Inc.(a)(b)	16,401	502,363

		179,025,824

Air Freight & Logistics — 0.4%
CH Robinson Worldwide Inc.	216,660	20,675,864
Expeditors International of Washington Inc.	124,842	13,444,235
XPO Logistics Inc.(b)	165,478	20,403,437

		54,523,536

Airlines — 1.7%
Alaska Air Group Inc.	232,723	16,106,759
American Airlines Group Inc.	1,197,497	28,620,178
Copa Holdings SA, Class A, NVS	60,895	4,919,707
Delta Air Lines Inc.	1,230,928	59,429,204
JetBlue Airways Corp.(b)	601,079	12,225,947
Southwest Airlines Co.	1,138,688	69,528,289
United Airlines Holdings Inc.(b)	599,347	34,486,427

		225,316,511

Auto Components — 1.0%
Aptiv PLC	517,663	71,385,728
BorgWarner Inc.	409,196	18,970,326
Gentex Corp.	475,930	16,976,423
Lear Corp.	116,312	21,081,550

		128,414,027

Automobiles — 0.9%
Ford Motor Co.(b)	7,538,047	92,341,076
Harley-Davidson Inc.	297,052	11,911,785
Thor Industries Inc.	102,738	13,842,918

		118,095,779

Banks — 5.0%
Associated Banc-Corp.	294,390	6,282,283
Bank of Hawaii Corp.	76,553	6,850,728
Bank OZK	237,147	9,687,455
BOK Financial Corp.	60,931	5,442,357
Citizens Financial Group Inc.	823,107	36,340,174
Comerica Inc.	266,485	19,117,634
Commerce Bancshares Inc.	205,123	15,714,473
Cullen/Frost Bankers Inc.	108,756	11,828,303
East West Bancorp. Inc.	270,302	19,948,288
Fifth Third Bancorp	1,374,232	51,464,988
First Citizens BancShares Inc./NC, Class A(a)	12,168	10,169,649
First Hawaiian Inc.	251,699	6,889,002
First Horizon Corp.	1,057,987	17,890,560
First Republic Bank/CA	334,326	55,748,860
FNB Corp.	626,207	7,952,829
Huntington Bancshares Inc./OH	1,947,874	30,620,579
KeyCorp.	1,872,827	37,419,083

Security	Shares	Value

Banks (continued)
M&T Bank Corp.	246,945	$37,439,331
PacWest Bancorp	226,662	8,647,155
People’s United Financial Inc.	821,480	14,704,492
Pinnacle Financial Partners Inc.	143,455	12,718,720
Popular Inc.	157,950	11,107,044
Prosperity Bancshares Inc.	173,395	12,985,552
Regions Financial Corp.	1,855,479	38,334,196
Signature Bank/New York NY	108,966	24,637,213
Sterling Bancorp./DE	375,433	8,642,468
SVB Financial Group(b)	99,292	49,016,489
Synovus Financial Corp.	284,020	12,993,915
TCF Financial Corp.	293,030	13,614,174
Umpqua Holdings Corp.	427,235	7,497,974
Webster Financial Corp.	173,876	9,582,306
Western Alliance Bancorp	189,784	17,923,201
Wintrust Financial Corp.	107,717	8,164,949
Zions Bancorp. NA	313,646	17,237,984

		654,614,408

Beverages — 0.2%
Brown-Forman Corp., Class A	12,997	827,519
Brown-Forman Corp., Class B, NVS	51,912	3,580,371
Molson Coors Beverage Co., Class B	343,247	17,557,084

		21,964,974

Biotechnology — 0.8%
Acceleron Pharma Inc.(b)	5,158	699,476
Agios Pharmaceuticals Inc.(b)	107,841	5,568,909
Alexion Pharmaceuticals Inc.(b)	348,424	53,277,514
Alkermes PLC(b)	306,475	5,724,953
BioMarin Pharmaceutical Inc.(b)	32,607	2,462,155
Bluebird Bio Inc.(a)(b)	73,012	2,201,312
Exact Sciences Corp.(b)	37,817	4,983,524
Exelixis Inc.(b)	375,224	8,476,310
Ionis Pharmaceuticals Inc.(b)	128,887	5,794,760
Sage Therapeutics Inc.(b)	92,057	6,890,466
Sana Biotechnology Inc.(b)	14,452	483,708
United Therapeutics Corp.(b)	84,292	14,099,523

		110,662,610

Building Products — 2.6%
A O Smith Corp.	256,901	17,369,077
Allegion PLC	62,652	7,870,344
Armstrong World Industries Inc.	58,327	5,254,679
AZEK Co. Inc. (The)(b)	149,237	6,275,416
Carrier Global Corp.	1,073,130	45,307,548
Fortune Brands Home & Security Inc.	267,088	25,592,372
Johnson Controls International PLC	1,405,422	83,861,531
Lennox International Inc.	67,030	20,885,878
Masco Corp.	492,323	29,490,148
Owens Corning	206,966	19,059,499
Trane Technologies PLC	461,697	76,438,555

		337,405,047

Capital Markets — 3.5%
Affiliated Managers Group Inc.	87,083	12,977,980
Ameriprise Financial Inc.	228,414	53,094,834
Apollo Global Management Inc.	167,047	7,852,880
Carlyle Group Inc. (The)	205,136	7,540,799
Cboe Global Markets Inc.	163,032	16,089,628
Evercore Inc., Class A	76,691	10,103,272
Franklin Resources Inc.	535,911	15,862,966
Interactive Brokers Group Inc., Class A	140,484	10,260,951

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Invesco Ltd.	732,397	$18,471,052
KKR & Co. Inc.	1,051,922	51,386,390
Lazard Ltd., Class A	195,889	8,523,130
LPL Financial Holdings Inc.	138,641	19,709,205
Morningstar Inc.	6,750	1,519,020
Nasdaq Inc.	221,611	32,678,758
Northern Trust Corp.	369,874	38,877,456
Raymond James Financial Inc.	236,323	28,963,747
SEI Investments Co.	217,698	13,264,339
State Street Corp.	679,572	57,090,844
T Rowe Price Group Inc.	325,385	55,836,066
Tradeweb Markets Inc., Class A	23,916	1,769,784
Virtu Financial Inc., Class A	13,017	404,178

		462,277,279

Chemicals — 3.8%
Albemarle Corp.	222,719	32,541,473
Ashland Global Holdings Inc.	107,423	9,535,940
Axalta Coating Systems Ltd.(b)	409,117	12,101,681
Cabot Corp.	108,164	5,672,120
Celanese Corp.	218,787	32,776,480
CF Industries Holdings Inc.	413,800	18,778,244
Chemours Co. (The)	317,202	8,853,108
Corteva Inc.	1,449,454	67,573,546
Eastman Chemical Co.	261,636	28,811,356
Element Solutions Inc.	421,504	7,709,308
FMC Corp.	199,695	22,088,264
Huntsman Corp.	388,980	11,214,293
International Flavors & Fragrances Inc.	480,899	67,138,309
LyondellBasell Industries NV, Class A	494,844	51,488,518
Mosaic Co. (The)	670,311	21,188,531
NewMarket Corp.	2,281	867,145
Olin Corp.	276,930	10,515,032
PPG Industries Inc.	455,884	68,501,130
RPM International Inc.	40,725	3,740,591
Scotts Miracle-Gro Co. (The)	4,961	1,215,296
Valvoline Inc.	349,851	9,120,616
Westlake Chemical Corp.	65,868	5,848,420
WR Grace & Co.	70,093	4,195,767

		501,475,168

Commercial Services & Supplies — 0.7%
ADT Inc.	300,645	2,537,444
Cintas Corp.	19,563	6,677,047
Clean Harbors Inc.(b)	99,926	8,399,780
Driven Brands Holdings Inc.(b)	63,647	1,617,907
IAA Inc.(b)	198,723	10,957,586
MSA Safety Inc.	54,976	8,247,499
Republic Services Inc.	405,819	40,318,118
Rollins Inc.	54,007	1,858,921
Stericycle Inc.(b)	177,431	11,978,367

		92,592,669

Communications Equipment — 1.1%
Arista Networks Inc.(a)(b)	20,326	6,136,216
Ciena Corp.(b)	295,747	16,183,276
CommScope Holding Co. Inc.(a)(b)	352,054	5,407,549
EchoStar Corp., Class A(a)(b)	93,372	2,240,928
F5 Networks Inc.(b)	118,462	24,713,543
Juniper Networks Inc.	638,544	16,174,320
Lumentum Holdings Inc.(a)(b)	129,762	11,853,759
Motorola Solutions Inc.	295,667	55,600,179

Security	Shares	Value

Communications Equipment (continued)
Ubiquiti Inc.	3,100	$924,730
ViaSat Inc.(a)(b)	111,720	5,370,380

		144,604,880

Construction & Engineering — 0.4%
AECOM(b)	273,484	17,533,059
Quanta Services Inc.	211,963	18,648,505
Valmont Industries Inc.	40,685	9,669,604

		45,851,168

Construction Materials — 0.7%
Eagle Materials Inc.	80,171	10,775,784
Martin Marietta Materials Inc.	119,706	40,199,669
Vulcan Materials Co.	255,690	43,147,687

		94,123,140

Consumer Finance — 1.3%
Ally Financial Inc.	720,847	32,589,493
Credit Acceptance Corp.(a)(b)	16,955	6,107,700
Discover Financial Services	593,146	56,342,939
LendingTree Inc.(a)(b)	802	170,826
OneMain Holdings Inc.	141,821	7,618,624
Santander Consumer USA Holdings Inc.	136,523	3,694,312
SLM Corp.	558,988	10,045,014
Synchrony Financial	1,127,329	45,837,197
Upstart Holdings Inc.(a)(b)	21,277	2,741,754

		165,147,859

Containers & Packaging — 1.8%
Amcor PLC	2,588,991	30,239,415
AptarGroup Inc.	124,731	17,670,641
Ardagh Group SA	34,079	865,947
Avery Dennison Corp.	94,868	17,422,508
Ball Corp.	39,631	3,358,331
Berry Global Group Inc.(b)	170,249	10,453,289
Crown Holdings Inc.	223,240	21,663,210
Graphic Packaging Holding Co.	407,531	7,400,763
International Paper Co.	757,554	40,960,945
Packaging Corp. of America	180,201	24,233,430
Sealed Air Corp.	301,295	13,805,337
Silgan Holdings Inc.	152,719	6,418,779
Sonoco Products Co.	194,549	12,314,952
Westrock Co.	505,544	26,313,565

		233,121,112

Distributors — 0.4%
Genuine Parts Co.	270,946	31,318,648
LKQ Corp.(b)	582,493	24,656,929

		55,975,577

Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions Inc.(a)(b)	35,716	6,123,508
frontdoor Inc.(b)	138,313	7,434,324
Graham Holdings Co., Class B	7,549	4,245,860
Grand Canyon Education Inc.(b)	90,574	9,700,475
H&R Block Inc.	98,449	2,146,188
Service Corp. International	326,405	16,662,975
Terminix Global Holdings Inc.(b)	256,916	12,247,186

		58,560,516

Diversified Financial Services — 0.4%
Equitable Holdings Inc.	777,233	25,353,340
Jefferies Financial Group Inc.	429,746	12,935,355
Voya Financial Inc.	239,478	15,240,380

		53,529,075

94	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services — 0.2%
Lumen Technologies Inc.	2,106,848	$28,126,421

Electric Utilities — 3.3%
Alliant Energy Corp.	480,031	25,998,479
Avangrid Inc.	110,071	5,482,636
Edison International	689,128	40,382,901
Entergy Corp.	388,399	38,634,048
Evergy Inc.	438,857	26,125,157
Eversource Energy	661,846	57,309,245
FirstEnergy Corp.	1,048,991	36,389,498
Hawaiian Electric Industries Inc.	207,820	9,233,443
IDACORP Inc.	97,811	9,778,166
NRG Energy Inc.	308,551	11,641,629
OGE Energy Corp.	388,194	12,561,958
PG&E Corp.(b)	2,557,773	29,951,522
Pinnacle West Capital Corp.	218,059	17,739,100
PPL Corp.	1,490,141	42,975,666
Xcel Energy Inc.	1,015,659	67,551,480

		431,754,928

Electrical Equipment — 1.3%
Acuity Brands Inc.(a)	69,281	11,431,365
AMETEK Inc.	442,421	56,510,434
Array Technologies Inc.(a)(b)	219,213	6,536,932
Generac Holdings Inc.(b)	10,467	3,427,419
GrafTech International Ltd.	328,933	4,022,850
Hubbell Inc.	104,818	19,589,436
nVent Electric PLC	301,756	8,422,010
Regal Beloit Corp.	78,620	11,217,502
Rockwell Automation Inc.	115,478	30,652,480
Sensata Technologies Holding PLC(a)(b)	299,224	17,340,031
Shoals Technologies Group Inc., Class A(b)	158,528	5,513,604

		174,664,063

Electronic Equipment, Instruments & Components — 2.2%
Amphenol Corp., Class A	459,737	30,328,850
Arrow Electronics Inc.(b)	143,355	15,886,601
Avnet Inc.	190,400	7,903,504
Coherent Inc.(b)	8,180	2,068,640
Corning Inc.	1,445,848	62,908,847
Dolby Laboratories Inc., Class A	108,003	10,662,056
FLIR Systems Inc.	253,370	14,307,804
IPG Photonics Corp.(b)	64,392	13,582,849
Jabil Inc.	231,289	12,064,034
Keysight Technologies Inc.(b)	239,393	34,328,956
Littelfuse Inc.	45,734	12,093,899
National Instruments Corp.	250,298	10,809,119
SYNNEX Corp.	80,633	9,259,894
Trimble Inc.(b)	480,785	37,400,265
Vontier Corp.(b)	297,401	9,002,328
Zebra Technologies Corp., Class A(b)	8,745	4,242,899

		286,850,545

Energy Equipment & Services — 0.6%
Baker Hughes Co.	1,265,613	27,349,897
Halliburton Co.	1,708,135	36,656,577
Helmerich & Payne Inc.	202,947	5,471,451
NOV Inc.	752,121	10,319,100

		79,797,025

Entertainment — 0.3%
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	48,580	1,856,728

Security	Shares	Value

Entertainment (continued)
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)(b)	384,297	$16,636,217
Lions Gate Entertainment Corp., Class A(a)(b)	119,979	1,793,686
Lions Gate Entertainment Corp., Class B, NVS(b)	222,333	2,868,096
Madison Square Garden Entertainment Corp.(a)(b)	36,146	2,956,743
Madison Square Garden Sports Corp.(b)	36,434	6,538,446
Playtika Holding Corp.(b)	76,750	2,088,367
Take-Two Interactive Software Inc.(a)(b)	16,371	2,892,756
Zynga Inc., Class A(a)(b)	305,026	3,114,315

		40,745,354

Equity Real Estate Investment Trusts (REITs) — 9.2%
Alexandria Real Estate Equities Inc.	261,500	42,964,450
American Campus Communities Inc.	265,854	11,476,917
American Homes 4 Rent, Class A	528,228	17,611,122
Americold Realty Trust	414,766	15,956,048
Apartment Income REIT Corp.	285,815	12,221,449
Apartment Investment & Management Co., Class A	285,474	1,752,810
Apple Hospitality REIT Inc.	407,158	5,932,292
AvalonBay Communities Inc.	271,555	50,104,613
Boston Properties Inc.	299,420	30,319,269
Brandywine Realty Trust	327,277	4,225,146
Brixmor Property Group Inc.	575,406	11,640,463
Brookfield Property REIT Inc., Class A	12	215
Camden Property Trust	180,939	19,887,006
CoreSite Realty Corp.	25,420	3,046,587
Corporate Office Properties Trust	218,183	5,744,758
Cousins Properties Inc.	287,458	10,161,640
CubeSmart	373,916	14,145,242
CyrusOne Inc.	232,740	15,761,153
Douglas Emmett Inc.	323,153	10,147,004
Duke Realty Corp.	713,337	29,910,220
Empire State Realty Trust Inc., Class A	284,056	3,161,543
EPR Properties	144,263	6,721,213
Equity Commonwealth	226,701	6,302,288
Equity LifeStyle Properties Inc.	198,659	12,642,659
Equity Residential	709,327	50,809,093
Essex Property Trust Inc.	125,644	34,155,065
Extra Space Storage Inc.	72,597	9,622,732
Federal Realty Investment Trust	148,440	15,059,238
First Industrial Realty Trust Inc.	244,955	11,216,490
Gaming and Leisure Properties Inc.	418,375	17,751,651
Healthcare Trust of America Inc., Class A	422,165	11,643,311
Healthpeak Properties Inc.	1,045,112	33,171,855
Highwoods Properties Inc.	199,774	8,578,296
Host Hotels & Resorts Inc.	1,342,769	22,625,658
Hudson Pacific Properties Inc.	291,730	7,914,635
Invitation Homes Inc.	1,084,834	34,703,840
Iron Mountain Inc.	229,982	8,511,634
JBG SMITH Properties	236,591	7,521,228
Kilroy Realty Corp.	222,729	14,617,704
Kimco Realty Corp.	802,271	15,042,581
Lamar Advertising Co., Class A	166,963	15,681,165
Life Storage Inc.	143,240	12,311,478
Medical Properties Trust Inc.	1,111,951	23,662,317
Mid-America Apartment Communities Inc.	219,337	31,663,489
National Retail Properties Inc.	331,917	14,627,582
Omega Healthcare Investors Inc.	444,391	16,278,042
Outfront Media Inc.	276,393	6,033,659
Paramount Group Inc.	367,479	3,722,562
Park Hotels & Resorts Inc.	452,184	9,758,131

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Rayonier Inc.	257,066	$8,290,379
Realty Income Corp.	721,176	45,794,676
Regency Centers Corp.	326,713	18,527,894
Rexford Industrial Realty Inc.	254,175	12,810,420
Simon Property Group Inc.	134,547	15,307,412
SL Green Realty Corp.	142,373	9,964,686
Spirit Realty Capital Inc.	221,259	9,403,508
STORE Capital Corp.	467,234	15,652,339
Sun Communities Inc.	204,497	30,682,730
UDR Inc.	563,996	24,736,865
Ventas Inc.	722,292	38,527,055
VEREIT Inc.	418,863	16,176,489
VICI Properties Inc.	1,033,700	29,191,688
Vornado Realty Trust	340,122	15,438,138
Weingarten Realty Investors	235,562	6,338,974
Welltower Inc.	807,439	57,836,856
Weyerhaeuser Co.	1,445,844	51,472,046
WP Carey Inc.	336,385	23,802,603

		1,208,474,301

Food & Staples Retailing — 0.7%
Albertsons Companies Inc., Class A(a)	188,076	3,586,609
Casey’s General Stores Inc.	71,242	15,401,808
Grocery Outlet Holding Corp.(b)	61,704	2,276,261
Kroger Co. (The)	1,462,788	52,645,740
Sprouts Farmers Market Inc.(b)	35,940	956,723
U.S. Foods Holding Corp.(b)	426,674	16,264,813

		91,131,954

Food Products — 2.6%
Archer-Daniels-Midland Co.	1,068,681	60,914,817
Beyond Meat Inc.(a)(b)	20,246	2,634,410
Bunge Ltd.	260,506	20,650,311
Campbell Soup Co.	189,520	9,527,170
Conagra Brands Inc.	942,517	35,438,639
Flowers Foods Inc.	378,563	9,009,799
Hain Celestial Group Inc. (The)(b)	164,106	7,155,022
Hershey Co. (The)	65,378	10,340,185
Hormel Foods Corp.	539,889	25,795,896
Ingredion Inc.	130,385	11,724,219
JM Smucker Co. (The)	213,729	27,043,130
Kellogg Co.	321,660	20,361,078
Lamb Weston Holdings Inc.	218,067	16,895,831
McCormick & Co. Inc./MD, NVS	212,184	18,918,326
Pilgrim’s Pride Corp.(b)	69,838	1,661,446
Post Holdings Inc.(b)	116,637	12,330,864
Seaboard Corp.	507	1,870,825
TreeHouse Foods Inc.(b)	106,537	5,565,493
Tyson Foods Inc., Class A	554,141	41,172,676

		339,010,137

Gas Utilities — 0.4%
Atmos Energy Corp.	243,974	24,116,830
National Fuel Gas Co.	169,398	8,468,206
UGI Corp.	402,818	16,519,566

		49,104,602

Health Care Equipment & Supplies — 1.9%
Cooper Companies Inc. (The)	82,474	31,677,439
DENTSPLY SIRONA Inc.	420,590	26,837,848
Envista Holdings Corp.(b)	309,929	12,645,103
Globus Medical Inc., Class A(b)	143,364	8,841,258
Haemonetics Corp.(b)	6,462	717,347

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Hill-Rom Holdings Inc.	114,307	$12,628,637
Hologic Inc.(b)	150,439	11,189,653
ICU Medical Inc.(b)	27,611	5,672,404
Integra LifeSciences Holdings Corp.(a)(b)	138,580	9,574,492
STERIS PLC	153,315	29,203,441
Tandem Diabetes Care Inc.(a)(b)	12,392	1,093,594
Teleflex Inc.	33,382	13,868,886
Varian Medical Systems Inc.(b)	155,753	27,495,077
Zimmer Biomet Holdings Inc.	399,741	63,990,539

		255,435,718

Health Care Providers & Services — 1.5%
Acadia Healthcare Co. Inc.(b)	170,671	9,752,141
AmerisourceBergen Corp.	146,819	17,334,920
DaVita Inc.(b)	120,258	12,960,205
Encompass Health Corp.	104,129	8,528,165
Henry Schein Inc.(b)	276,521	19,146,314
Laboratory Corp. of America Holdings(b)	176,608	45,040,338
McKesson Corp.	78,533	15,317,076
Molina Healthcare Inc.(b)	36,662	8,570,109
Oak Street Health Inc.(a)(b)	81,723	4,435,107
Premier Inc., Class A	235,202	7,961,588
Quest Diagnostics Inc.	258,877	33,224,274
Signify Health Inc., Class A(b)	13,179	385,618
Universal Health Services Inc., Class B	141,262	18,842,938

		201,498,793

Health Care Technology — 0.1%
American Well Corp., Class A(a)(b)	25,813	448,372
Certara Inc.(a)(b)	39,354	1,074,364
Change Healthcare Inc.(b)	124,749	2,756,953
Teladoc Health Inc.(a)(b)	13,717	2,493,065

		6,772,754

Hotels, Restaurants & Leisure — 3.1%
Aramark	443,074	16,739,336
Carnival Corp.	1,165,874	30,942,296
Choice Hotels International Inc.	67,565	7,249,049
Darden Restaurants Inc.	251,170	35,666,140
Expedia Group Inc.	236,215	40,657,326
Extended Stay America Inc.	343,698	6,788,035
Hilton Worldwide Holdings Inc.	527,284	63,759,181
Hyatt Hotels Corp., Class A(a)	67,905	5,615,744
MGM Resorts International	909,705	34,559,693
Norwegian Cruise Line Holdings Ltd.(a)(b)	696,844	19,225,926
Planet Fitness Inc., Class A(a)(b)	67,156	5,191,159
Royal Caribbean Cruises Ltd.	382,187	32,719,029
Six Flags Entertainment Corp.	148,248	6,889,085
Travel + Leisure Co.	160,640	9,824,742
Vail Resorts Inc.	70,496	20,560,863
Wyndham Hotels & Resorts Inc.	178,108	12,428,376
Wynn Resorts Ltd.	151,505	18,994,182
Yum China Holdings Inc.	721,358	42,711,607

		410,521,769

Household Durables — 2.3%
DR Horton Inc.	637,098	56,778,174
Garmin Ltd.	287,991	37,971,613
Leggett & Platt Inc.	255,977	11,685,350
Lennar Corp., Class A	521,422	52,783,549
Lennar Corp., Class B	30,462	2,508,241
Mohawk Industries Inc.(b)	111,410	21,425,257
Newell Brands Inc.	745,411	19,962,107

96	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
NVR Inc.(b)	5,821	$27,422,324
PulteGroup Inc.	518,618	27,196,328
Tempur Sealy International Inc.	95,056	3,475,247
Toll Brothers Inc.	217,496	12,338,548
Whirlpool Corp.	119,804	26,398,811

		299,945,549

Household Products — 0.2%
Clorox Co. (The)	71,183	13,729,777
Energizer Holdings Inc.	24,833	1,178,574
Reynolds Consumer Products Inc.	70,763	2,107,322
Spectrum Brands Holdings Inc.	79,254	6,736,590

		23,752,263

Independent Power and Renewable Electricity Producers — 0.4%
AES Corp. (The)	1,273,068	34,130,953
Vistra Corp.	945,903	16,723,565

		50,854,518

Industrial Conglomerates — 0.1%
Carlisle Companies Inc.	101,451	16,696,806

Insurance — 5.1%
Alleghany Corp.(b)	24,016	15,040,981
American Financial Group Inc./OH	138,102	15,757,438
American National Group Inc.	14,347	1,547,611
Arch Capital Group Ltd.(b)	756,191	29,015,049
Arthur J Gallagher & Co.	369,402	46,090,287
Assurant Inc.	113,809	16,134,702
Assured Guaranty Ltd.	150,348	6,356,713
Athene Holding Ltd., Class A(a)(b)	219,097	11,042,489
Axis Capital Holdings Ltd.	146,785	7,276,132
Brighthouse Financial Inc.(b)	166,887	7,384,750
Brown & Brown Inc.	432,663	19,777,026
Cincinnati Financial Corp.	287,888	29,678,374
CNA Financial Corp.	54,472	2,431,085
Erie Indemnity Co., Class A, NVS	20,874	4,611,275
Everest Re Group Ltd.	75,795	18,782,759
Fidelity National Financial Inc.	522,461	21,243,264
First American Financial Corp.	210,687	11,935,419
Globe Life Inc.	199,359	19,264,060
GoHealth Inc., Class A(b)	73,271	856,538
Hanover Insurance Group Inc. (The)	69,456	8,991,774
Hartford Financial Services Group Inc. (The)	689,467	46,049,501
Kemper Corp.	119,519	9,528,055
Lemonade Inc.(a)(b)	64,486	6,005,581
Lincoln National Corp.	323,486	20,143,473
Loews Corp.	440,677	22,597,917
Markel Corp.(b)	26,019	29,651,773
Mercury General Corp.	53,029	3,224,693
Old Republic International Corp.	549,712	12,005,710
Primerica Inc.	29,378	4,342,656
Principal Financial Group Inc.	522,983	31,358,061
Prudential Financial Inc.	764,208	69,619,349
Reinsurance Group of America Inc.	131,443	16,568,390
RenaissanceRe Holdings Ltd.	65,315	10,466,729
Unum Group	394,918	10,990,568
White Mountains Insurance Group Ltd.	5,888	6,564,531
Willis Towers Watson PLC	248,008	56,764,071
WR Berkley Corp.	267,046	20,121,916

		669,220,700

Security	Shares	Value

Interactive Media & Services — 1.2%
Pinterest Inc., Class A(a)(b)	132,724	$9,825,558
TripAdvisor Inc.(b)	195,252	10,502,605
Twitter Inc.(b)	1,506,876	95,882,520
Zillow Group Inc., Class A(a)(b)	101,164	13,290,926
Zillow Group Inc., Class C, NVS(a)(b)	249,180	32,303,695

		161,805,304

Internet & Direct Marketing Retail — 0.2%
Grubhub Inc.(b)	161,477	9,688,620
Qurate Retail Inc., Series A	739,498	8,696,496
Wayfair Inc., Class A(b)	12,204	3,841,209

		22,226,325

IT Services — 1.3%
Akamai Technologies Inc.(a)(b)	54,664	5,570,261
Alliance Data Systems Corp.	90,864	10,184,946
Amdocs Ltd.	250,500	17,572,575
BigCommerce Holdings Inc., Series 1(a)(b)	14,315	827,407
Concentrix Corp.(b)	80,633	12,072,373
DXC Technology Co.	492,538	15,396,738
Euronet Worldwide Inc.(a)(b)	97,600	13,498,080
Genpact Ltd.	222,635	9,533,231
Jack Henry & Associates Inc.	32,160	4,879,315
Paychex Inc.	130,982	12,838,856
Sabre Corp.	614,192	9,096,183
Twilio Inc., Class A(b)	46,731	15,924,055
VeriSign Inc.(b)	79,567	15,814,737
Western Union Co. (The)	640,442	15,793,300
WEX Inc.(b)	77,259	16,164,128

		175,166,185

Leisure Products — 0.8%
Brunswick Corp./DE	153,187	14,609,444
Hasbro Inc.	244,166	23,469,236
Mattel Inc.(b)	271,049	5,399,296
Peloton Interactive Inc., Class A(b)	371,711	41,795,185
Polaris Inc.	101,229	13,514,071

		98,787,232

Life Sciences Tools & Services — 1.9%
Agilent Technologies Inc.	538,818	68,505,321
Berkeley Lights Inc.(b)	21,766	1,093,306
Bio-Rad Laboratories Inc., Class A(b)	40,557	23,164,942
Bio-Techne Corp.	4,415	1,686,221
Bruker Corp.	115,316	7,412,512
Charles River Laboratories International Inc.(b)	10,783	3,125,237
IQVIA Holdings Inc.(b)	227,510	43,941,281
Maravai LifeSciences Holdings Inc., Class A(a)(b)	36,424	1,298,151
Mettler-Toledo International Inc.(b)	2,758	3,187,393
PerkinElmer Inc.	172,318	22,106,676
PPD Inc.(a)(b)	47,974	1,815,336
PRA Health Sciences Inc.(b)	18,250	2,798,273
QIAGEN NV(b)	436,426	21,249,582
Sotera Health Co.(b)	73,850	1,843,296
Syneos Health Inc.(b)	142,102	10,778,437
Waters Corp.(b)	109,026	30,981,918

		244,987,882

Machinery — 5.6%
AGCO Corp.	119,975	17,234,409
Allison Transmission Holdings Inc.	77,027	3,145,012
Colfax Corp.(a)(b)	214,723	9,407,015
Crane Co.	94,539	8,878,157
Cummins Inc.	284,935	73,829,508

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Donaldson Co. Inc.	221,193	$12,864,585
Dover Corp.	276,614	37,932,078
Flowserve Corp.	252,678	9,806,433
Fortive Corp.	574,937	40,613,550
Gates Industrial Corp. PLC(b)	125,630	2,008,824
Graco Inc.	160,372	11,485,843
IDEX Corp.	145,027	30,357,052
Ingersoll Rand Inc.(b)	667,493	32,847,330
ITT Inc.	167,869	15,260,971
Lincoln Electric Holdings Inc.	63,651	7,825,254
Middleby Corp. (The)(b)	106,943	17,725,802
Nordson Corp.	20,399	4,052,873
Oshkosh Corp.	131,523	15,606,519
Otis Worldwide Corp.	786,519	53,837,225
PACCAR Inc.	654,562	60,821,901
Parker-Hannifin Corp.	247,444	78,051,261
Pentair PLC	319,755	19,927,132
Snap-on Inc.	103,288	23,832,673
Stanley Black & Decker Inc.	297,372	59,376,267
Timken Co. (The)	123,016	9,985,209
Toro Co. (The)	20,527	2,117,155
Trinity Industries Inc.	166,750	4,750,707
Westinghouse Air Brake Technologies Corp.	348,693	27,602,538
Woodward Inc.	108,071	13,036,605
Xylem Inc./NY	344,844	36,270,692

		740,490,580

Marine — 0.1%
Kirby Corp.(a)(b)	115,725	6,975,903

Media — 2.4%
Discovery Inc., Class A(a)(b)	299,566	13,019,138
Discovery Inc., Class C, NVS(a)(b)	597,560	22,043,988
DISH Network Corp., Class A(a)(b)	477,129	17,272,070
Fox Corp., Class A, NVS	647,787	23,391,589
Fox Corp., Class B	304,004	10,618,860
Interpublic Group of Companies Inc. (The)	745,317	21,763,256
John Wiley & Sons Inc., Class A	83,791	4,541,472
Liberty Broadband Corp., Class A(a)(b)	48,052	6,974,748
Liberty Broadband Corp., Class C, NVS(b)	307,874	46,227,281
Liberty Media Corp.-Liberty SiriusXM, Class A(a)(b)	142,491	6,281,003
Liberty Media Corp.-Liberty SiriusXM,
Class C, NVS(b)	297,897	13,140,237
New York Times Co. (The), Class A	315,752	15,983,366
News Corp., Class A, NVS	743,827	18,915,521
News Corp., Class B	235,548	5,525,956
Nexstar Media Group Inc., Class A	26,469	3,717,042
Omnicom Group Inc.	410,007	30,402,019
Sirius XM Holdings Inc.	834,639	5,082,952
ViacomCBS Inc., Class A	19,988	942,834
ViacomCBS Inc., Class B, NVS	1,085,485	48,955,373

		314,798,705

Metals & Mining — 1.4%
Freeport-McMoRan Inc.(b)	2,802,228	92,277,368
Nucor Corp.	582,699	46,773,249
Reliance Steel & Aluminum Co.	122,946	18,723,446
Royal Gold Inc.	36,166	3,892,185
Steel Dynamics Inc.	388,491	19,719,803

		181,386,051

Security	Shares	Value

Mortgage Real Estate Investment — 0.5%
AGNC Investment Corp.	1,039,523	$17,422,406
Annaly Capital Management Inc.	2,709,214	23,299,240
New Residential Investment Corp.	804,749	9,053,426
Starwood Property Trust Inc.	530,780	13,131,497

		62,906,569

Multi-Utilities — 2.6%
Ameren Corp.	476,119	38,737,042
CenterPoint Energy Inc.	967,772	21,920,036
CMS Energy Corp.	552,061	33,797,174
Consolidated Edison Inc.	661,935	49,512,738
DTE Energy Co.	371,752	49,495,061
MDU Resources Group Inc.	387,227	12,240,246
NiSource Inc.	742,154	17,893,333
Public Service Enterprise Group Inc.	974,218	58,657,666
WEC Energy Group Inc.	608,931	56,989,852

		339,243,148

Multiline Retail — 0.4%
Dollar Tree Inc.(a)(b)	237,650	27,201,419
Kohl’s Corp.	305,059	18,184,567
Nordstrom Inc.	212,001	8,028,478
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	11,860	1,031,820

		54,446,284

Oil, Gas & Consumable Fuels — 3.5%
Antero Midstream Corp.	537,521	4,853,815
APA Corp.	734,197	13,142,126
Cabot Oil & Gas Corp.	755,960	14,196,929
Cimarex Energy Co.	195,069	11,585,148
Continental Resources Inc./OK	145,253	3,757,695
Devon Energy Corp.	1,133,276	24,762,081
Diamondback Energy Inc.	325,896	23,950,097
EQT Corp.	522,592	9,709,759
Equitrans Midstream Corp.	719,679	5,872,581
Hess Corp.	529,536	37,469,967
HollyFrontier Corp.	289,990	10,375,842
Marathon Oil Corp.	1,530,556	16,346,338
Marathon Petroleum Corp.	1,250,492	66,888,817
Murphy Oil Corp.	282,422	4,634,545
Occidental Petroleum Corp.	1,618,347	43,080,397
ONEOK Inc.	853,131	43,219,617
Pioneer Natural Resources Co.	389,804	61,908,671
Targa Resources Corp.	437,527	13,891,482
Williams Companies Inc. (The)	2,354,205	55,771,117

		465,417,024

Personal Products — 0.1%
Coty Inc., Class A	559,699	5,042,888
Herbalife Nutrition Ltd.(b)	151,792	6,733,493
Nu Skin Enterprises Inc., Class A	94,529	4,999,639

		16,776,020

Pharmaceuticals — 1.1%
Catalent Inc.(b)	314,007	33,068,077
Elanco Animal Health Inc.(b)	878,380	25,868,291
Horizon Therapeutics PLC(b)	26,419	2,431,605
Jazz Pharmaceuticals PLC(b)	106,623	17,525,622
Nektar Therapeutics(a)(b)	332,355	6,647,100
Perrigo Co. PLC	264,889	10,720,058
Reata Pharmaceuticals Inc., Class A(a)(b)	4,833	481,850
Royalty Pharma PLC, Class A	355,974	15,527,586

98	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Viatris Inc.(b)	2,334,930	$32,618,972

		144,889,161

Professional Services — 1.4%
CACI International Inc., Class A(a)(b)	40,453	9,978,137
CoreLogic Inc.	134,191	10,634,637
Dun & Bradstreet Holdings Inc.(a)(b)	137,109	3,264,565
Equifax Inc.	60,660	10,987,346
FTI Consulting Inc.(b)	67,896	9,512,909
IHS Markit Ltd.	350,112	33,883,839
Jacobs Engineering Group Inc.	248,765	32,157,851
Leidos Holdings Inc.	233,398	22,471,559
ManpowerGroup Inc.	112,452	11,121,503
Nielsen Holdings PLC	692,133	17,407,145
Robert Half International Inc.	212,952	16,625,163
Science Applications International Corp.	98,137	8,203,272
TransUnion	32,831	2,954,790

		189,202,716

Real Estate Management & Development — 0.6%
CBRE Group Inc., Class A(a)(b)	644,635	50,997,075
Howard Hughes Corp. (The)(a)(b)	75,691	7,200,485
Jones Lang LaSalle Inc.(b)	100,002	17,904,358

		76,101,918

Road & Rail — 1.1%
AMERCO	17,332	10,617,583
JB Hunt Transport Services Inc.	118,642	19,940,161
Kansas City Southern	174,764	46,123,715
Knight-Swift Transportation Holdings Inc.	242,785	11,675,531
Landstar System Inc.	13,913	2,296,480
Lyft Inc., Class A(a)(b)	484,249	30,594,852
Old Dominion Freight Line Inc.(a)	26,149	6,286,481
Ryder System Inc.	101,796	7,700,867
Schneider National Inc., Class B	114,502	2,859,115

		138,094,785

Semiconductors & Semiconductor Equipment — 2.3%
Allegro MicroSystems Inc.(a)(b)	52,800	1,338,480
Cirrus Logic Inc.(b)	110,010	9,327,748
Cree Inc.(a)(b)	213,400	23,074,942
Entegris Inc.	16,651	1,861,582
First Solar Inc.(b)	178,542	15,586,717
Marvell Technology Group Ltd.	1,285,367	62,957,276
Maxim Integrated Products Inc.	341,330	31,187,322
Microchip Technology Inc.	120,710	18,736,606
MKS Instruments Inc.	26,183	4,854,852
ON Semiconductor Corp.(b)	781,161	32,504,109
Qorvo Inc.(b)	220,665	40,315,495
Skyworks Solutions Inc.	318,235	58,389,758

		300,134,887

Software — 1.1%
2U Inc.(a)(b)	89,001	3,402,508
Aspen Technology Inc.(b)	8,910	1,285,980
C3.ai Inc., Class A(a)(b)	5,119	337,393
CDK Global Inc.	206,531	11,165,066
Ceridian HCM Holding Inc.(b)	66,188	5,577,663
Citrix Systems Inc.	173,587	24,364,671
Crowdstrike Holdings Inc., Class A(b)	82,289	15,018,566
Datto Holding Corp.(b)	23,468	537,652
Duck Creek Technologies Inc.(a)(b)	23,888	1,078,304
FireEye Inc.(b)	340,851	6,670,454
Guidewire Software Inc.(b)	129,879	13,199,603

Security	Shares	Value

Software (continued)
Jamf Holding Corp.(a)(b)	41,026	$1,449,038
JFrog Ltd.(a)(b)	4,384	194,518
Manhattan Associates Inc.(b)	13,187	1,547,890
McAfee Corp., Class A	36,561	831,397
nCino Inc.(a)(b)	15,160	1,011,475
Nuance Communications Inc.(a)(b)	546,934	23,868,200
Pegasystems Inc.(a)	7,747	885,792
RealPage Inc.(b)	21,494	1,874,277
SolarWinds Corp.(b)	90,396	1,576,506
SS&C Technologies Holdings Inc.	341,275	23,844,884
Synopsys Inc.(b)	20,930	5,186,036
Teradata Corp.(b)	49,925	1,924,110
Unity Software Inc.(a)(b)	9,484	951,340

		147,783,323

Specialty Retail — 1.8%
Advance Auto Parts Inc.	126,542	23,219,191
AutoNation Inc.(a)(b)	110,564	10,306,776
AutoZone Inc.(b)	18,061	25,363,062
Best Buy Co. Inc.	361,639	41,519,773
Burlington Stores Inc.(b)	13,352	3,989,578
CarMax Inc.(b)	289,804	38,445,399
Dick’s Sporting Goods Inc.	119,747	9,118,734
Foot Locker Inc.	200,935	11,302,594
Gap Inc. (The)(b)	354,624	10,560,703
L Brands Inc.	440,797	27,267,702
Leslie’s Inc.(b)	91,632	2,244,068
Penske Automotive Group Inc.	61,811	4,959,715
Petco Health & Wellness Co. Inc.(a)(b)	53,309	1,181,327
Ulta Beauty Inc.(a)(b)	7,327	2,265,289
Vroom Inc.(a)(b)	41,098	1,602,411
Williams-Sonoma Inc.	123,478	22,127,258

		235,473,580

Technology Hardware, Storage & Peripherals — 1.5%
Hewlett Packard Enterprise Co.	2,488,256	39,165,150
HP Inc.	2,495,255	79,224,346
NCR Corp.(a)(b)	246,891	9,369,514
NetApp Inc.	196,993	14,315,481
Pure Storage Inc., Class A(b)	200,343	4,315,388
Western Digital Corp.	589,825	39,370,819
Xerox Holdings Corp.	325,894	7,909,447

		193,670,145

Textiles, Apparel & Luxury Goods — 1.2%
Capri Holdings Ltd.(b)	275,170	14,033,670
Carter’s Inc.	83,177	7,396,931
Columbia Sportswear Co.	55,945	5,909,470
Hanesbrands Inc.	673,488	13,247,509
PVH Corp.	136,392	14,416,634
Ralph Lauren Corp.	90,711	11,171,967
Skechers U.S.A. Inc., Class A(b)	259,788	10,835,757
Tapestry Inc.	530,966	21,881,109
Under Armour Inc., Class A(b)	365,698	8,103,868
Under Armour Inc., Class C, NVS(b)	373,687	6,898,262
VF Corp.	585,531	46,795,638

		160,690,815

Thrifts & Mortgage Finance — 0.2%
MGIC Investment Corp.	655,929	9,084,616
New York Community Bancorp. Inc.	873,635	11,025,274
TFS Financial Corp.	94,889	1,932,889

		22,042,779

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors — 0.8%
Air Lease Corp.	206,847	$10,135,503
Fastenal Co.	210,315	10,574,638
MSC Industrial Direct Co. Inc., Class A	89,748	8,094,372
United Rentals Inc.(b)	139,073	45,798,130
Univar Solutions Inc.(b)	323,916	6,977,151
Watsco Inc.	63,061	16,443,156
WW Grainger Inc.	22,292	8,937,531

		106,960,481

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.(a)	142,647	4,537,601

Water Utilities — 0.6%
American Water Works Co. Inc.	350,723	52,580,392
Essential Utilities Inc.	434,254	19,432,867

		72,013,259

Wireless Telecommunication Services — 0.0%
Telephone and Data Systems Inc.	195,406	4,486,522
U.S. Cellular Corp.(a)(b)	27,896	1,017,646

		5,504,168

Total Common Stocks — 99.7% (Cost: $9,924,780,053)		13,084,152,189

Security	Shares	Value

Short-Term Investments

Money Market Funds — 2.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	235,484,226	$235,625,516
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	18,090,000	18,090,000

		253,715,516

Total Short-Term Investments — 2.0% (Cost: $253,525,951)		253,715,516

Total Investments in Securities — 101.7% (Cost: $10,178,306,004)		13,337,867,705

Other Assets, Less Liabilities — (1.7)%		(217,841,718)

Net Assets — 100.0%		$13,120,025,987

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$449,428,351	$—		$(214,208,964	)(a)	$171,213	$234,916	$235,625,516	235,484,226	$2,073,067	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	14,530,000	3,560,000	(a)	—		—	—	18,090,000	18,090,000	18,355		—

						$171,213	$234,916	$253,715,516		$2,091,422		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	26	06/18/21	$5,158	$46,592
S&P MidCap 400 E-Mini Index	104	06/18/21	27,095	(61,970)

				$(15,378)

100	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Russell Mid-Cap Value ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$46,592

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$61,970

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$13,373,573

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$220,687

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$33,372,832

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$13,084,152,189	$—	$—	$13,084,152,189
Money Market Funds	253,715,516	—	—	253,715,516

	$13,337,867,705	$—	$—	$13,337,867,705

Derivative financial instruments(a)
Assets
Futures Contracts	$46,592	$—	$—	$46,592
Liabilities
Futures Contracts	(61,970)	—	—	(61,970)

	$(15,378)	$—	$—	$(15,378)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	101

Statements of Assets and Liabilities

March 31, 2021

	iShares Micro-Cap ETF	iShares Russell 1000 Pure U.S. Revenue ETF	iShares Russell 2500 ETF	iShares Russell 3000 ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,385,566,755	$3,450,602	$147,062,973	$10,906,781,264
Affiliated(c)	217,150,830	440,446	232,270,983	170,923,177
Cash	6,296	5,181	71,215	21,631
Cash pledged:
Futures contracts	21,710	—	36,000	1,100,459
Receivables:
Investments sold	194,724	—	963	—
Securities lending income — Affiliated	186,545	157	9,166	37,509
Variation margin on futures contracts	3,801	—	7,657	100,322
Capital shares sold	855	—	—	—
Dividends	628,237	3,526	133,883	7,369,688

Total assets	1,603,759,753	3,899,912	379,592,840	11,086,334,050

LIABILITIES
Collateral on securities loaned, at value	216,373,167	440,446	112,429,394	126,147,554
Payables:
Investments purchased	103,488	—	19,457	—
Variation margin on futures contracts	—	25	—	—
Capital shares redeemed	—	—	11,565	—
Investment advisory fees	694,568	433	14,494	1,839,756

Total liabilities	217,171,223	440,904	112,474,910	127,987,310

NET ASSETS	$1,386,588,530	$3,459,008	$267,117,930	$10,958,346,740

NET ASSETS CONSIST OF:
Paid-in capital	$1,222,748,276	$3,140,477	$212,216,727	$7,392,829,056
Accumulated earnings	163,840,254	318,531	54,901,203	3,565,517,684

NET ASSETS	$1,386,588,530	$3,459,008	$267,117,930	$10,958,346,740

Shares outstanding	9,450,000	100,000	4,250,000	46,200,000

Net asset value	$146.73	$34.59	$62.85	$237.19

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$217,206,844	$436,852	$111,703,058	$125,806,067
(b) Investments, at cost — Unaffiliated	$1,030,797,713	$2,946,950	$117,563,387	$7,142,305,556
(c) Investments, at cost — Affiliated	$217,070,364	$440,446	$206,094,393	$158,293,162

See notes to financial statements.

102	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

March 31, 2021

	iShares Russell Mid-Cap ETF	iShares Russell Mid-Cap Growth ETF		iShares Russell Mid-Cap Value ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$27,064,064,210	$14,804,592,602		$13,084,152,189
Affiliated(c)	804,412,251	883,080,581		253,715,516
Cash	54,420	—		34,911
Cash pledged:
Futures contracts	3,182,420	970,990		1,877,590
Receivables:
Investments sold	—	2,632		—
Securities lending income — Affiliated	140,909	137,332		45,287
Variation margin on futures contracts	113,118	62,636		43,321
Capital shares sold	64,380	339,626		420,488
Dividends	26,315,351	3,066,853		17,618,400

Total assets	27,898,347,059	15,692,253,252		13,357,907,702

LIABILITIES
Bank overdraft	—	2,181		—
Collateral on securities loaned, at value	770,773,424	866,592,997		235,326,740
Payables:
Investments purchased	—	294,667		—
Capital shares redeemed	—	188,365		—
Investment advisory fees	4,256,395	2,905,942		2,554,975

Total liabilities	775,029,819	869,984,152		237,881,715

NET ASSETS	$27,123,317,240	$14,822,269,100		$13,120,025,987

NET ASSETS CONSIST OF:
Paid-in capital	$18,311,524,561	$10,989,017,662		$11,210,534,682
Accumulated earnings	8,811,792,679	3,833,251,438		1,909,491,305

NET ASSETS	$27,123,317,240	$14,822,269,100		$13,120,025,987

Shares outstanding	366,900,000	145,300,000	(d)	120,200,000

Net asset value	$73.93	$102.01	(d)	$109.15

Shares authorized	Unlimited	Unlimited		Unlimited

Par value	None	None		None

(a) Securities loaned, at value	$769,496,910	$867,572,781		$233,961,880
(b) Investments, at cost — Unaffiliated	$16,885,286,015	$9,952,118,963		$9,924,780,053
(c) Investments, at cost — Affiliated	$803,862,586	$882,613,104		$253,525,951
(d) Shares outstanding and net asset value per share reflect a two-for-one stock split effective after the close of trading on December 4, 2020.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	103

Statements of Operations

Year Ended March 31, 2021

	iShares Micro-Cap ETF	iShares Russell 1000 Pure U.S. Revenue ETF	iShares Russell 2500 ETF	iShares Russell 3000 ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$9,088,378	$76,000	$1,051,572	$152,543,015
Dividends — Affiliated	1,582	—	692,407	704,826
Securities lending income — Affiliated — net	4,075,529	356	219,342	1,617,218
Other income — Affiliated	—	2,185	—	—
Foreign taxes withheld	(10,134)	—	(427)	(16,881)

Total investment income	13,155,355	78,541	1,962,894	154,848,178

EXPENSES
Investment advisory fees	5,201,740	5,098	195,410	19,785,315
Miscellaneous	437	437	437	437

Total expenses	5,202,177	5,535	195,847	19,785,752

Less:
Investment advisory fees waived	—	—	(108,531)	—

Total expenses after fees waived	5,202,177	5,535	87,316	19,785,752

Net investment income	7,953,178	73,006	1,875,578	135,062,426

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(18,538,266)	(34,975)	(82,572)	(48,803,181)
Investments — Affiliated	10,766	—	(65,312)	137,781
In-kind redemptions — Unaffiliated	35,250,696	37,862	2,100,852	1,096,749,089
In-kind redemptions — Affiliated	—	—	2,041,307	2,823,433
Futures contracts	1,357,996	—	126,417	10,714,795

Net realized gain	18,081,192	2,887	4,120,692	1,061,621,917

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	632,780,824	1,469,244	35,578,897	3,412,000,849
Investments — Affiliated	89,302	—	31,108,081	10,557,848
Futures contracts	(172,221)	—	3,392	876,825

Net change in unrealized appreciation (depreciation)	632,697,905	1,469,244	66,690,370	3,423,435,522

Net realized and unrealized gain	650,779,097	1,472,131	70,811,062	4,485,057,439

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$658,732,275	$1,545,137	$72,686,640	$4,620,119,865

See notes to financial statements.

104	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)

Year Ended March 31, 2021

	iShares Russell Mid-Cap ETF	iShares Russell Mid-Cap Growth ETF	iShares Russell Mid-Cap Value ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$306,288,159	$75,469,399	$183,810,323
Dividends — Affiliated	39,081	19,208	18,355
Non-cash dividends — Unaffiliated	—	—	13,408,363
Securities lending income — Affiliated — net	5,333,154	4,690,072	2,073,067
Foreign taxes withheld	(42,147)	—	(32,362)

Total investment income	311,618,247	80,178,679	199,277,746

EXPENSES
Investment advisory fees	41,419,168	31,531,084	24,870,342
Miscellaneous	437	437	437

Total expenses	41,419,605	31,531,521	24,870,779

Net investment income	270,198,642	48,647,158	174,406,967

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(679,632,227)	(572,555,849)	(573,362,677)
Investments — Affiliated	297,884	260,982	171,213
In-kind redemptions — Unaffiliated	1,354,295,467	2,200,834,476	591,663,803
Futures contracts	25,554,437	5,620,376	13,373,573

Net realized gain	700,515,561	1,634,159,985	31,845,912

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	10,487,172,769	4,644,273,501	5,513,373,469
Investments — Affiliated	662,975	626,008	234,916
Futures contracts	929,444	572,613	220,687

Net change in unrealized appreciation (depreciation)	10,488,765,188	4,645,472,122	5,513,829,072

Net realized and unrealized gain	11,189,280,749	6,279,632,107	5,545,674,984

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,459,479,391	$6,328,279,265	$5,720,081,951

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	105

Statements of Changes in Net Assets

	iShares Micro-Cap ETF		iShares Russell 1000 Pure U.S. Revenue ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,953,178	$8,536,985	$73,006	$157,047
Net realized gain	18,081,192	5,465,961	2,887	717,679
Net change in unrealized appreciation (depreciation)	632,697,905	(222,246,254)	1,469,244	(1,200,277)

Net increase (decrease) in net assets resulting from operations	658,732,275	(208,243,308)	1,545,137	(325,551)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(8,886,794)	(10,775,983)	(75,393)	(164,204)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	174,536,784	(101,109,362)	(1,422,764)	(7,107,733)

NET ASSETS
Total increase (decrease) in net assets	824,382,265	(320,128,653)	46,980	(7,597,488)
Beginning of year	562,206,265	882,334,918	3,412,028	11,009,516

End of year	$1,386,588,530	$562,206,265	$3,459,008	$3,412,028

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

106	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Russell 2500 ETF		iShares Russell 3000 ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,875,578	$627,632	$135,062,426	$161,699,593
Net realized gain	4,120,692	1,039,387	1,061,621,917	608,063,430
Net change in unrealized appreciation (depreciation)	66,690,370	(12,835,025)	3,423,435,522	(1,515,859,544)

Net increase (decrease) in net assets resulting from operations	72,686,640	(11,168,006)	4,620,119,865	(746,096,521)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,053,020)	(661,019)	(140,402,335)	(180,570,072)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	154,463,552	18,547,782	(1,752,359,037)	(221,389,911)

NET ASSETS
Total increase (decrease) in net assets	225,097,172	6,718,757	2,727,358,493	(1,148,056,504)
Beginning of year	42,020,758	35,302,001	8,230,988,247	9,379,044,751

End of year	$267,117,930	$42,020,758	$10,958,346,740	$8,230,988,247

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	107

Statements of Changes in Net Assets (continued)

	iShares Russell Mid-Cap ETF		iShares Russell Mid-Cap Growth ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$270,198,642	$324,106,903	$48,647,158	$71,657,901
Net realized gain	700,515,561	820,184,892	1,634,159,985	957,120,415
Net change in unrealized appreciation (depreciation)	10,488,765,188	(4,768,589,361)	4,645,472,122	(1,962,174,472)

Net increase (decrease) in net assets resulting from operations	11,459,479,391	(3,624,297,566)	6,328,279,265	(933,396,156)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(291,549,968)	(334,766,368)	(50,299,403)	(67,491,485)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	201,796,936	1,119,118,719	(809,354,311)	136,666,351

NET ASSETS
Total increase (decrease) in net assets	11,369,726,359	(2,839,945,215)	5,468,625,551	(864,221,290)
Beginning of year	15,753,590,881	18,593,536,096	9,353,643,549	10,217,864,839

End of year	$27,123,317,240	$15,753,590,881	$14,822,269,100	$9,353,643,549

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

108	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Russell Mid-Cap Value ETF

	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$174,406,967	$238,912,892
Net realized gain	31,845,912	614,528,090
Net change in unrealized appreciation (depreciation)	5,513,829,072	(3,295,370,075)

Net increase (decrease) in net assets resulting from operations	5,720,081,951	(2,441,929,093)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(194,749,263)	(254,132,611)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(607,251,620)	(320,000,389)

NET ASSETS
Total increase (decrease) in net assets	4,918,081,068	(3,016,062,093)
Beginning of year	8,201,944,919	11,218,007,012

End of year	$13,120,025,987	$8,201,944,919

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	109

Financial Highlights

(For a share outstanding throughout each period)

	iShares Micro-Cap ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$67.33	$92.88	$96.11	$85.68	$68.00

Net investment income(a)	0.96	0.94	0.89	0.79	0.85
Net realized and unrealized gain (loss)(b)	79.50	(25.28)	(3.24)	10.68	17.82

Net increase (decrease) from investment operations	80.46	(24.34)	(2.35)	11.47	18.67

Distributions(c)
From net investment income	(1.06)	(1.21)	(0.88)	(1.04)	(0.99)

Total distributions	(1.06)	(1.21)	(0.88)	(1.04)	(0.99)

Net asset value, end of year	$146.73	$67.33	$92.88	$96.11	$85.68

Total Return
Based on net asset value	120.24%	(26.47)%	(2.48)%	13.43%	27.60%

Ratios to Average Net Assets
Total expenses	0.60%	0.60%	0.60%	0.60%	0.60%

Net investment income	0.92%	1.03%	0.91%	0.86%	1.09%

Supplemental Data
Net assets, end of year (000)	$1,386,589	$562,206	$882,335	$879,375	$852,535

Portfolio turnover rate(d)	35%	24%	25%	22%	21%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

110	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 Pure U.S. Revenue ETF

	Year Ended 03/31/21		Year Ended 03/31/20	Year Ended 03/31/19	Period From 08/08/17 to 03/31/18	(a)

Net asset value, beginning of period	$22.75		$27.52	$26.10	$24.97

Net investment income(b)	0.61		0.62	0.59	0.36
Net realized and unrealized gain (loss)(c)	11.92		(4.61)	1.48	1.03

Net increase (decrease) from investment operations	12.53		(3.99)	2.07	1.39

Distributions(d)
From net investment income		(0.69)	(0.78)	(0.65)	(0.26)

Total distributions		(0.69)	(0.78)	(0.65)	(0.26)

Net asset value, end of period	$34.59		$22.75	$27.52	$26.10

Total Return

Based on net asset value	55.62	%(e)	(14.94)%	8.00%	5.59	%(f)

Ratios to Average Net Assets

Total expenses		0.16%	0.15%	0.15%	0.15	%(g)

Net investment income		2.15%	2.19%	2.18%	2.09	%(g)

Supplemental Data
Net assets, end of period (000)	$3,459		$3,412	$11,010	$9,135

Portfolio turnover rate(h)		13%	23%	12%	4	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	111

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2500 ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Period From 07/06/17 to 03/31/18	(a)

Net asset value, beginning of period	$33.62	$44.13	$43.24	$39.34

Net investment income(b)	0.75	0.72	0.65	0.42
Net realized and unrealized gain (loss)(c)	29.21	(10.50)	1.22	3.88

Net increase (decrease) from investment operations	29.96	(9.78)	1.87	4.30

Distributions(d)
From net investment income	(0.73)	(0.73)	(0.62)	(0.40)
From net realized gain	—	—	(0.36)	—
Return of capital	—	—	—	(0.00	)(e)

Total distributions	(0.73)	(0.73)	(0.98)	(0.40)

Net asset value, end of period	$62.85	$33.62	$44.13	$43.24

Total Return
Based on net asset value	89.71%	(22.47)%	4.49%	10.96	%(f)

Ratios to Average Net Assets
Total expenses(g)	0.15%	0.15%	0.15%	0.15	%(h)

Total expenses after fees waived(g)	0.07%	0.07%	0.06%	0.07	%(h)

Net investment income	1.44%	1.60%	1.49%	1.37	%(h)

Supplemental Data
Net assets, end of period (000)	$267,118	$42,021	$35,302	$6,486

Portfolio turnover rate(i)(j)	16%	14%	12%	5	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Not annualized.
(g)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

112	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 3000 ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$148.31	$166.74	$156.30	$139.89	$120.86

Net investment income(a)	2.73	2.91	2.78	2.53	2.34
Net realized and unrealized gain (loss)(b)	89.03	(18.04)	10.52	16.45	19.07

Net increase (decrease) from investment operations	91.76	(15.13)	13.30	18.98	21.41

Distributions(c)
From net investment income	(2.88)	(3.30)	(2.86)	(2.57)	(2.38)

Total distributions	(2.88)	(3.30)	(2.86)	(2.57)	(2.38)

Net asset value, end of year	$237.19	$148.31	$166.74	$156.30	$139.89

Total Return
Based on net asset value	62.21%	(9.29)%	8.59%	13.64%	17.87%

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.37%	1.69%	1.72%	1.68%	1.81%

Supplemental Data
Net assets, end of year (000)	$10,958,347	$8,230,988	$9,379,045	$8,182,126	$7,379,312

Portfolio turnover rate(d)	4%	5%	5%	4%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	113

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19 (a)	Year Ended 03/31/18 (a)	Year Ended 03/31/17 (a)

Net asset value, beginning of year	$43.20	$53.93	$51.61	$46.82	$40.76

Net investment income(b)	0.74	0.91	0.81	0.76	0.68
Net realized and unrealized gain (loss)(c)	30.79	(10.71)	2.44	4.84	6.12

Net increase (decrease) from investment operations	31.53	(9.80)	3.25	5.60	6.80

Distributions(d)
From net investment income	(0.80)	(0.93)	(0.93)	(0.81)	(0.74)

Total distributions	(0.80)	(0.93)	(0.93)	(0.81)	(0.74)

Net asset value, end of year	$73.93	$43.20	$53.93	$51.61	$46.82

Total Return

Based on net asset value	73.38%	(18.44)%	6.38%	12.02%	16.79%

Ratios to Average Net Assets
Total expenses	0.19%	0.19%	0.19%	0.20%	0.20%

Net investment income	1.23%	1.63%	1.55%	1.53%	1.56%

Supplemental Data
Net assets, end of year (000)	$27,123,317	$15,753,591	$18,593,536	$16,988,034	$15,468,666

Portfolio turnover rate(e)	14%	10%	11%	10%	11%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on October 25, 2018.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

114	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Growth ETF

	Year Ended 03/31/21 (a)	Year Ended 03/31/20 (a)	Year Ended 03/31/19 (a)	Year Ended 03/31/18 (a)	Year Ended 03/31/17 (a)

Net asset value, beginning of year.	$60.86	$67.81	$61.46	$51.90	$46.08

Net investment income(b)	0.32	0.47	0.56	0.48	0.46
Net realized and unrealized gain (loss)(c)	41.16	(6.97)	6.35	9.58	5.89

Net increase (decrease) from investment operations	41.48	(6.50)	6.91	10.06	6.35

Distributions(d)
From net investment income	(0.33)	(0.45)	(0.56)	(0.50)	(0.53)

Total distributions	(0.33)	(0.45)	(0.56)	(0.50)	(0.53)

Net asset value, end of year	$102.01	$60.86	$67.81	$61.46	$51.90

Total Return
Based on net asset value	68.27%	(9.67)%	11.28%	19.46%	13.85%

Ratios to Average Net Assets
Total expenses	0.23%	0.24%	0.24%	0.24%	0.25%

Net investment income	0.36%	0.65%	0.88%	0.84%	0.94%

Supplemental Data
Net assets, end of year (000)	$14,822,269	$9,353,644	$10,217,865	$8,561,654	$7,240,120

Portfolio turnover rate(e)	23%	23%	20%	24%	27%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	115

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Value ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year.	$64.10	$86.86	$86.44	$83.02	$70.95

Net investment income(a)	1.43	1.93	1.67	1.69	1.55
Net realized and unrealized gain (loss)(b)	45.22	(22.63)	0.70	3.48	12.18

Net increase (decrease) from investment operations	46.65	(20.70)	2.37	5.17	13.73

Distributions(c)
From net investment income	(1.60)	(2.06)	(1.95)	(1.75)	(1.66)

Total distributions	(1.60)	(2.06)	(1.95)	(1.75)	(1.66)

Net asset value, end of year	$109.15	$64.10	$86.86	$86.44	$83.02

Total Return
Based on net asset value	73.40%	(24.28)%	2.78%	6.28%	19.51%

Ratios to Average Net Assets
Total expenses	0.23%	0.24%	0.24%	0.24%	0.25%

Net investment income	1.65%	2.18%	1.93%	1.98%	2.00%

Supplemental Data
Net assets, end of year (000)	$13,120,026	$8,201,945	$11,218,007	$10,533,292	$9,555,303

Portfolio turnover rate(d)	25%	20%	25%	20%	21%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

116	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Micro-Cap.	Diversified
Russell 1000 Pure U.S. Revenue	Diversified
Russell 2500	Diversified
Russell 3000	Diversified
Russell Mid-Cap	Diversified
Russell Mid-Cap Growth	Diversified
Russell Mid-Cap Value	Diversified

Currently the iShares Russell 2500 ETF seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements, including the accounting policies, and schedule of investments for the underlying Fund are available on iShares.com and should be read in conjunction with the Fund’s financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the statement of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statement of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

N O T E S T O F I N A N C I A L S T A T E M E N T S	117

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

118	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA as of March 31, 2021:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Micro-Cap
Barclays Bank PLC	$19,629,024	$19,629,024		$—	$—
Barclays Capital Inc.	4,378,273	4,373,874		—	(4,399	)(b)
BMO Capital Markets	54,681	52,653		—	(2,028	)(b)
BNP Paribas Prime Brokerage International Ltd.	16,705,360	16,639,429		—	(65,931	)(b)
BNP Paribas Securities Corp.	562,405	562,305		—	(100	)(b)
BofA Securities, Inc.	14,434,913	14,287,333		—	(147,580	)(b)
Citadel Clearing LLC	86,332	85,989		—	(343	)(b)
Citigroup Global Markets Inc.	9,821,930	9,654,587		—	(167,343	)(b)
Credit Suisse Securities (USA) LLC	14,429,470	13,777,333		—	(652,137	)(b)
Deutsche Bank Securities Inc.	14,172,849	14,020,634		—	(152,215	)(b)
Goldman Sachs & Co.	29,288,308	29,036,897		—	(251,411	)(b)
HSBC Bank PLC	578,904	578,904		—	—
Jefferies LLC	368,878	368,410		—	(468	)(b)
JPMorgan Securities LLC	25,435,479	25,435,479		—	—
Morgan Stanley & Co. LLC	32,105,584	32,051,537		—	(54,047	)(b)
National Financial Services LLC	12,384,560	12,384,560		—	—
Nomura Securities International Inc.	390,672	388,647		—	(2,025	)(b)
Pershing LLC	1,130,692	1,126,011		—	(4,681	)(b)
RBC Capital Markets LLC	103,081	103,081		—	—
Scotia Capital (USA) Inc.	95,949	94,147		—	(1,802	)(b)
SG Americas Securities LLC	59,594	59,594		—	—
State Street Bank & Trust Company	2,646,123	2,632,280		—	(13,843	)(b)
TD Prime Services LLC	825,102	778,908		—	(46,194	)(b)
UBS AG	10,468,312	10,240,050		—	(228,262	)(b)
UBS Securities LLC	2,862,104	2,842,027		—	(20,077	)(b)
Virtu Americas LLC	216,494	216,494		—	—
Wells Fargo Securities LLC	3,971,771	3,897,638		—	(74,133	)(b)

	$217,206,844	$215,317,825		$—	$(1,889,019)

N O T E S T O F I N A N C I A L S T A T E M E N T S	119

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount

Russell 1000 Pure U.S. Revenue
Barclays Bank PLC	$23,777	$23,777	$—	$—
BNP Paribas Securities Corp.	62,205	61,147	—	(1,058	)(b)
BofA Securities, Inc.	39,278	39,278	—	—
Citadel Clearing LLC	867	852	—	(15	)(b)
Citigroup Global Markets Inc.	64,377	64,377	—	—
Credit Suisse Securities (USA) LLC	16,605	16,605	—	—
HSBC Bank PLC	1,208	1,155	—	(53	)(b)
Jefferies LLC	3,946	3,946	—	—
JPMorgan Securities LLC	71,464	70,464	—	(1,000	)(b)
Morgan Stanley & Co. LLC	19,343	19,343	—	—
Pershing LLC	1,239	1,206	—	(33	)(b)
Scotia Capital (USA) Inc.	3,531	3,423	—	(108	)(b)
SG Americas Securities LLC	55,048	55,048	—	—
TD Prime Services LLC	3,052	3,052	—	—
UBS AG	27,675	27,675	—	—
Virtu Americas LLC	43,237	43,237	—	—

	$436,852	$434,585	$—	$(2,267)

Russell 2500
Barclays Bank PLC	$3,023,416	$3,023,416	$—	$—
BNP Paribas Securities Corp.	1,771,710	1,770,681	—	(1,029	)(b)
BofA Securities, Inc.	40,036	39,312	—	(724	)(b)
Citigroup Global Markets Inc.	5,039,488	5,022,557	—	(16,931	)(b)
Credit Suisse Securities (USA) LLC	136,979	134,990	—	(1,989	)(b)
HSBC Bank PLC	69,790	69,478	—	(312	)(b)
ING Financial Markets LLC	173,823	173,823	—	—
Jefferies LLC	40,971,498	40,971,498	—	—
JPMorgan Securities LLC	3,249,051	3,230,151	—	(18,900	)(b)
Pershing LLC	282,241	282,241	—	—
Scotia Capital (USA) Inc.	286,772	286,772	—	—
SG Americas Securities LLC	1,658,553	1,653,114	—	(5,439	)(b)
State Street Bank & Trust Company	189,579	189,579	—	—
TD Prime Services LLC	318,018	318,018	—	—
UBS AG	3,696,868	3,696,868	—	—
Wells Fargo Bank, National Association	689,079	689,079	—	—
Wells Fargo Securities LLC	50,106,157	50,106,157	—	—

	$111,703,058	$111,657,734	$—	$(45,324)

120	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Russell 3000
Barclays Bank PLC	$5,110,706	$5,110,706		$—	$—
Barclays Capital Inc.	2,347,266	2,347,266		—	—
BNP Paribas Prime Brokerage International Ltd.	14,026,577	13,903,943		—	(122,634	)(b)
BNP Paribas Securities Corp.	5,236,148	5,208,024		—	(28,124	)(b)
BofA Securities, Inc.	6,030,666	6,030,666		—	—
Citigroup Global Markets Inc.	3,566,414	3,566,414		—	—
Credit Suisse Securities (USA) LLC	2,916,536	2,885,555		—	(30,981	)(b)
Deutsche Bank Securities Inc.	2,077	2,077		—	—
Goldman Sachs & Co.	20,714,283	20,714,283		—	—
HSBC Bank PLC	596,701	596,518		—	(183	)(b)
Jefferies LLC	2,432,192	2,403,208		—	(28,984	)(b)
JPMorgan Securities LLC	25,064,686	25,064,686		—	—
Morgan Stanley & Co. LLC	15,944,559	15,944,559		—	—
National Financial Services LLC	777,817	777,817		—	—
Nomura Securities International Inc.	3,011	3,011		—	—
Pershing LLC	7,902	7,902		—	—
RBC Capital Markets LLC	39,759	39,759		—	—
Scotia Capital (USA) Inc.	1,859,708	1,702,010		—	(157,698	)(b)
SG Americas Securities LLC	2,431,731	2,431,731		—	—
State Street Bank & Trust Company	3,900,046	3,786,957		—	(113,089	)(b)
TD Prime Services LLC	19,228	19,228		—	—
UBS AG	6,120,982	6,116,465		—	(4,517	)(b)
UBS Securities LLC	4,178,282	4,178,282		—	—
Virtu Americas LLC	89,246	89,246		—	—
Wells Fargo Securities LLC	2,389,544	2,389,544		—	—

	$125,806,067	$125,319,857		$—	$(486,210)

Russell Mid-Cap
Barclays Bank PLC	$53,137,017	$53,110,745		$—	$(26,272	)(b)
Barclays Capital Inc.	6,197,575	6,197,575		—	—
BMO Capital Markets	2,834,308	2,834,308		—	—
BNP Paribas Prime Brokerage International Ltd.	42,431,964	42,266,542		—	(165,422	)(b)
BNP Paribas Securities Corp.	19,738,364	19,738,364		—	—
BofA Securities, Inc.	50,648,796	50,648,796		—	—
Citadel Clearing LLC	3,318,653	3,258,498		—	(60,155	)(b)
Citigroup Global Markets Inc.	62,694,018	62,694,018		—	—
Credit Suisse Securities (USA) LLC	21,123,814	21,123,814		—	—
Deutsche Bank Securities Inc.	663,557	663,557		—	—
Goldman Sachs & Co.	178,295,180	178,295,180		—	—
HSBC Bank PLC	12,050	12,007		—	(43	)(b)
ING Financial Markets LLC	3,343,634	3,343,634		—	—
Jefferies LLC	95,436	92,265		—	(3,171	)(b)
JPMorgan Securities LLC	149,684,740	149,684,740		—	—
Mizuho Securities USA Inc.	284,050	284,050		—	—
Morgan Stanley & Co. LLC	43,602,770	43,602,770		—	—
National Financial Services LLC	3,650,482	3,650,482		—	—
Natixis Securities Americas LLC	10,520,625	10,290,857		—	(229,768	)(b)
Nomura Securities International Inc.	14,340	14,340		—	—
Scotia Capital (USA) Inc.	852,676	832,502		—	(20,174	)(b)
SG Americas Securities LLC	17,244,762	17,244,762		—	—
State Street Bank & Trust Company	1,219,187	1,219,187		—	—
TD Prime Services LLC	3,324,155	3,304,986		—	(19,169	)(b)
UBS AG	48,728,413	47,980,593		—	(747,820	)(b)
UBS Securities LLC	45,026,546	43,506,986		—	(1,519,560	)(b)
Virtu Americas LLC	231,138	231,138		—	—
Wells Fargo Bank, National Association	82,725	82,725		—	—
Wells Fargo Securities LLC	495,935	490,625		—	(5,310	)(b)

	$769,496,910	$766,700,046		$—	$(2,796,864)

N O T E S T O F I N A N C I A L S T A T E M E N T S	121

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount

Russell Mid-Cap Growth
Barclays Bank PLC	$69,740,727	$69,740,727	$—	$—
Barclays Capital Inc.	4,691,769	4,691,769	—	—
BMO Capital Markets	379,753	379,753	—	—
BNP Paribas Prime Brokerage International Ltd.	42,123,724	42,123,724	—	—
BNP Paribas Securities Corp.	14,812,513	14,812,513	—	—
BofA Securities, Inc.	53,943,073	53,381,032	—	(562,041	)(b)
Citadel Clearing LLC	2,631,334	2,631,334	—	—
Citigroup Global Markets Inc.	57,702,709	57,250,969	—	(451,740	)(b)
Credit Suisse Securities (USA) LLC	3,262,346	3,164,895	—	(97,451	)(b)
Deutsche Bank Securities Inc.	522,755	521,100	—	(1,655	)(b)
Goldman Sachs & Co.	178,706,010	178,706,010	—	—
HSBC Bank PLC	24,789,366	24,510,359	—	(279,007	)(b)
Jefferies LLC	318,336	318,336	—	—
JPMorgan Securities LLC	216,586,838	214,070,410	—	(2,516,428	)(b)
Morgan Stanley & Co. LLC	61,608,885	61,502,726	—	(106,159	)(b)
National Financial Services LLC	5,412,951	5,412,951	—	—
Nomura Securities International Inc.	1,369,250	1,352,936	—	(16,314	)(b)
Pershing LLC	315,053	315,053	—	—
RBC Capital Markets LLC	282,720	282,720	—	—
Scotia Capital (USA) Inc.	1,598,046	1,559,925	—	(38,121	)(b)
SG Americas Securities LLC	19,325,516	19,325,516	—	—
State Street Bank & Trust Company	27,080,272	27,080,272	—	—
TD Prime Services LLC	446,781	446,781	—	—
UBS AG	72,237,291	72,237,291	—	—
UBS Securities LLC	1,779,596	1,779,596	—	—
Virtu Americas LLC	1,965,566	1,965,566	—	—
Wells Fargo Bank, National Association	2,582,190	2,578,914	—	(3,276	)(b)
Wells Fargo Securities LLC	1,357,411	1,350,997	—	(6,414	)(b)

	$867,572,781	$863,494,175	$—	$(4,078,606)

Russell Mid-Cap Value
Barclays Bank PLC	$17,388,094	$17,388,094	$—	$—
Barclays Capital Inc.	10,020,593	10,020,593	—	—
BMO Capital Markets	4,807	4,807	—	—
BNP Paribas Prime Brokerage International Ltd.	15,281,198	15,078,622	—	(202,576	)(b)
BNP Paribas Securities Corp.	15,077,441	14,790,362	—	(287,079	)(b)
BofA Securities, Inc.	26,387,670	26,066,497	—	(321,173	)(b)
Citadel Clearing LLC	349,746	343,788	—	(5,958	)(b)
Citigroup Global Markets Inc.	5,403,826	5,403,826	—	—
Credit Suisse Securities (USA) LLC	1,881,662	1,881,662	—	—
Goldman Sachs & Co.	35,125,153	35,108,285	—	(16,868	)(b)
HSBC Bank PLC	6,241,173	6,241,173	—	—
Jefferies LLC	46,323	45,893	—	(430	)(b)
JPMorgan Securities LLC	36,951,057	36,951,057	—	—
Morgan Stanley & Co. LLC	24,189,707	24,189,707	—	—
National Financial Services LLC	3,788,567	3,788,567	—	—
Nomura Securities International Inc.	250,992	250,992	—	—
Scotia Capital (USA) Inc.	699,051	699,051	—	—
SG Americas Securities LLC	699,390	699,390	—	—
State Street Bank & Trust Company	10,912,215	10,912,215	—	—
TD Prime Services LLC	124,982	124,982	—	—
UBS AG	21,790,338	21,790,338	—	—
Virtu Americas LLC	1,189,465	1,189,465	—	—
Wells Fargo Bank, National Association	158,430	158,430	—	—

	$233,961,880	$233,127,796	$—	$(834,084)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

122	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statement of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statement of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

Micro-Cap	0.60%
Russell 1000 Pure U.S. Revenue	0.15
Russell 2500	0.15
Russell 3000	0.20

For its investment advisory services to the iShares Russell Mid-Cap ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $121 billion	0.2000%
Over $121 billion, up to and including $181 billion	0.1900
Over $181 billion, up to and including $231 billion	0.1805
Over $231 billion, up to and including $281 billion	0.1715
Over $281 billion	0.1630

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

N O T E S T O F I N A N C I A L S T A T E M E N T S	123

Notes to Financial Statements  (continued)

For its investment advisory services to each of the iShares Russell Mid-Cap Growth and iShares Russell Mid-Cap Value ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $121 billion	0.2500%
Over $121 billion, up to and including $181 billion	0.2375
Over $181 billion, up to and including $231 billion	0.2257
Over $231 billion, up to and including $281 billion	0.2144
Over $281 billion	0.2037

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). For the iShares Russell 2500 ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through July 31, 2022 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.15%.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended March 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

Russell 2500	$108,531

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, each Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

124	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended March 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Micro-Cap	$1,391,265
Russell 1000 Pure U.S. Revenue	153
Russell 2500	84,877
Russell 3000	611,527
Russell Mid-Cap	2,091,723
Russell Mid-Cap Growth	1,895,194
Russell Mid-Cap Value	785,306

The iShares Russell 1000 Pure U.S. Revenue ETF recorded a payment from an affiliate to compensate for foregone securities lending revenue in the amount of $2,185, which is included in other income - affiliated in the statement of operations.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Micro-Cap.	$44,615,137	$156,088,611	$47,265,754
Russell 1000 Pure U.S. Revenue	78,853	149,033	(11,722)
Russell 2500	587,427	372,507	(68,117)
Russell 3000	32,088,235	65,669,282	(1,746,197)
Russell Mid-Cap	780,663,646	995,737,282	(398,084,288)
Russell Mid-Cap Growth	1,490,159,249	1,630,435,203	(364,379,611)
Russell Mid-Cap Value	1,494,290,956	728,658,619	(283,947,563)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Micro-Cap	$308,066,170	$299,508,270
Russell 1000 Pure U.S. Revenue	444,147	464,338
Russell 2500	21,490,026	21,209,482
Russell 3000	359,113,034	348,923,507
Russell Mid-Cap	2,979,176,318	2,957,066,744
Russell Mid-Cap Growth	3,103,296,373	3,101,938,543
Russell Mid-Cap Value	2,666,515,369	2,628,404,994

N O T E S T O F I N A N C I A L S T A T E M E N T S	125

Notes to Financial Statements  (continued)

For the year ended March 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Micro-Cap	$249,574,529	$80,904,328
Russell 1000 Pure U.S. Revenue	—	1,398,886
Russell 2500	165,745,310	11,594,050
Russell 3000	453,235,456	2,192,010,161
Russell Mid-Cap	2,877,129,048	2,647,626,771
Russell Mid-Cap Growth	4,389,039,440	5,186,449,258
Russell Mid-Cap Value	1,391,363,873	1,995,422,659

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2021, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings

Micro-Cap	$36,263,814	$(36,263,814)
Russell 1000 Pure U.S. Revenue	96,041	(96,041)
Russell 2500	4,147,496	(4,147,496)
Russell 3000	1,080,027,354	(1,080,027,354)
Russell Mid-Cap	1,320,730,870	(1,320,730,870)
Russell Mid-Cap Growth	2,204,127,963	(2,204,127,963)
Russell Mid-Cap Value	574,821,535	(574,821,535)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/21	Year Ended 03/31/20

Micro-Cap
Ordinary income	$8,886,794	$10,775,983

Russell 1000 Pure U.S. Revenue
Ordinary income	$75,393	$164,204

Russell 2500
Ordinary income	$2,053,020	$661,019

Russell 3000
Ordinary income	$140,402,335	$180,570,072

Russell Mid-Cap
Ordinary income	$291,549,968	$334,766,368

Russell Mid-Cap Growth
Ordinary income	$50,299,403	$67,491,485

Russell Mid-Cap Value
Ordinary income	$194,749,263	$254,132,611

126	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of March 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses	)(b)	Qualified Late-Year Losses	(c)	Total

Micro-Cap	$—	$(167,055,446)	$330,918,481		$(22,781)		$163,840,254
Russell 1000 Pure U.S. Revenue	—	(174,043)	492,574		—		318,531
Russell 2500	—	(342,063)	55,243,266		—		54,901,203
Russell 3000	—	(133,494,308)	3,699,011,992		—		3,565,517,684
Russell Mid-Cap	—	(1,132,451,882)	9,944,244,561		—		8,811,792,679
Russell Mid-Cap Growth	3,120,366	(998,195,710)	4,828,326,782		—		3,833,251,438
Russell Mid-Cap Value	—	(1,155,965,224)	3,065,456,529		—		1,909,491,305

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the characterization of corporate actions.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended March 31, 2021, the iShares Russell 2500 ETF utilized $233,091 of its capital loss carryforwards.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of March 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Micro-Cap	$1,271,799,104	$426,661,070	$(95,742,589)	$330,918,481
Russell 1000 Pure U.S. Revenue	3,398,474	677,850	(185,276)	492,574
Russell 2500	324,090,690	56,607,428	(1,364,162)	55,243,266
Russell 3000	7,378,692,449	4,127,869,820	(428,857,828)	3,699,011,992
Russell Mid-Cap	17,924,231,900	10,529,422,478	(585,177,917)	9,944,244,561
Russell Mid-Cap Growth	10,859,346,401	4,989,166,175	(160,839,393)	4,828,326,782
Russell Mid-Cap Value	10,272,411,176	3,438,568,108	(373,111,579)	3,065,456,529

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling

N O T E S T O F I N A N C I A L S T A T E M E N T S	127

Notes to Financial Statements  (continued)

illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/21		Year Ended 03/31/20

iShares ETF	Shares	Amount	Shares	Amount

Micro-Cap
Shares sold	1,900,000	$258,640,222	1,800,000	$158,686,376
Shares redeemed	(800,000)	(84,103,438)	(2,950,000)	(259,795,738)

Net increase (decrease)	1,100,000	$174,536,784	(1,150,000)	$(101,109,362)

Russell 1000 Pure U.S. Revenue
Shares sold	—	$—	50,000	$1,383,209
Shares redeemed	(50,000)	(1,422,764)	(300,000)	(8,490,942)

Net decrease	(50,000)	$(1,422,764)	(250,000)	$(7,107,733)

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Notes to Financial Statements  (continued)

	Year Ended 03/31/21			Year Ended 03/31/20

iShares ETF	Shares		Amount	Shares		Amount

Russell 2500
Shares sold	3,250,000		$166,498,017	900,000		$36,242,168
Shares redeemed	(250,000)		(12,034,465)	(450,000)		(17,694,386)

Net increase	3,000,000		$154,463,552	450,000		$18,547,782

Russell 3000
Shares sold	2,250,000		$455,681,225	6,750,000		$1,097,978,592
Shares redeemed	(11,550,000)		(2,208,040,262)	(7,500,000)		(1,319,368,503)

Net decrease	(9,300,000)		$(1,752,359,037)	(750,000)		$(221,389,911)

Russell Mid-Cap
Shares sold	51,900,000		$2,889,310,154	55,650,000		$3,067,836,218
Shares redeemed	(49,700,000)		(2,687,513,218)	(35,750,000)		(1,948,717,499)

Net increase	2,200,000		$201,796,936	19,900,000		$1,119,118,719

Russell Mid-Cap Growth
Shares sold	53,000,000	(a)	$4,406,706,279	47,700,000	(a)	$3,291,759,238
Shares redeemed	(61,400,000	)(a)	(5,216,060,590)	(44,700,000	)(a)	(3,155,092,887)

Net increase (decrease)	(8,400,000)		$(809,354,311)	3,000,000		$136,666,351

Russell Mid-Cap Value
Shares sold	15,200,000		$1,399,838,175	36,250,000		$2,950,274,614
Shares redeemed	(22,950,000)		(2,007,089,795)	(37,450,000)		(3,270,275,003)

Net decrease	(7,750,000)		$(607,251,620)	(1,200,000)		$(320,000,389)

(a)	Share transactions reflect a two-for-one stock split effective after the close of trading on December 4, 2020.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

The Board authorized a two-for-one stock split for the iShares Russell Mid-Cap Growth ETF, effective after the close of trading on December 4, 2020, for the shareholders of record on December 2, 2020. The impact of the stock split was an increase in the number of shares outstanding by a factor of two, while decreasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Fund. The financial statements for the Fund have been adjusted to reflect the stock split.

11.	LEGAL PROCEEDINGS

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation seeks to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares Russell 3000 ETF, iShares Russell MidCap ETF and iShares Russell MidCap Value ETF received proceeds of $518,568, $2,662,268 and $4,836,058, respectively, in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but are currently subject to an appeal which remains pending. The outcome of this appeal could result in new claims being brought against the Impacted Funds and/or previously dismissed claims being revived and subject to continuing litigation. The Impacted Funds intend to vigorously defend the Litigation.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	129

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Micro-Cap ETF, iShares Russell 1000 Pure U.S. Revenue ETF,

iShares Russell 2500 ETF, iShares Russell 3000 ETF, iShares Russell Mid-Cap ETF,

iShares Russell Mid-Cap Growth ETF and iShares Russell Mid-Cap Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Micro-Cap ETF, iShares Russell 1000 Pure U.S. Revenue ETF, iShares Russell 2500 ETF, iShares Russell 3000 ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF and iShares Russell Mid-Cap Value ETF (seven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended March 31, 2021 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction

Micro-Cap	91.02%
Russell 1000 Pure U.S. Revenue	91.94%
Russell 2500	37.44%
Russell 3000	100.00%
Russell Mid-Cap	85.02%
Russell Mid-Cap Growth	100.00%
Russell Mid-Cap Value	81.79%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Dividend Income

Micro-Cap	$8,328,334
Russell 1000 Pure U.S. Revenue	69,490
Russell 2500	821,353
Russell 3000	146,293,785
Russell Mid-Cap	264,321,495
Russell Mid-Cap Growth	67,655,458
Russell Mid-Cap Value	170,381,712

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Business Income

Micro-Cap	$498,555
Russell 1000 Pure U.S. Revenue	7,275
Russell 2500	192,038
Russell 3000	7,164,218
Russell Mid-Cap	38,668,745
Russell Mid-Cap Growth	4,258,299
Russell Mid-Cap Value	26,833,054

I M P O R T A N T T A X I N F O R M A T I O N	131

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Micro-Cap ETF, iShares Russell 1000 Pure U.S. Revenue ETF, iShares Russell 2500 ETF, iShares Russell 3000 ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF and iShares Russell Mid-Cap Value ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 2, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and closures in certain countries and the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a Fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following enhancements to the Program: (1) certain single country emerging market ETFs were added to a $300 million credit agreement with State Street Bank and Trust Company; and (2) certain updates were made to the RATS and HLIM calculation methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Micro-Cap(a)	$0.995850	$—	$0.060719	$1.056569	94%	—%	6%	100%
Russell 1000 Pure U.S. Revenue(a)	0.663257	—	0.022736	0.685993	97	—	3	100
Russell 2500(a)	0.668873	—	0.065342	0.734215	91	—	9	100
Russell 3000(a)	2.833392	—	0.051204	2.884596	98	—	2	100
Russell Mid-Cap(a)	0.764360	—	0.037902	0.802262	95	—	5	100
Russell Mid-Cap Growth(a)	0.329651	—	0.004534	0.334185	99	—	1	100
Russell Mid-Cap Value(a)	1.514130	—	0.089054	1.603184	94	—	6	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares Russell 3000 ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

S U P P L E M E N T A L I N F O R M A T I O N	133

Supplemental Information (unaudited) (continued)

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020 is USD 824 thousand. This figure is comprised of fixed remuneration of USD 383.71 thousand and variable remuneration of USD 440.29 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 134.23 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 10.84 thousand.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 376 funds as of March 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	135

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

136	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

Complete Schedules of Portfolio Holdings

The complete schedules of investments in securities of unaffiliated issuers for certain iShares Funds in this report are also available without charge, upon request, by calling toll-free 1-800-474-2737.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	137

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

138	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE Russell, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-306-0321

MARCH 31, 2021

2021 Annual Report

iShares Trust

•	iShares Focused Value Factor ETF | FOVL | NYSE Arca

•	iShares U.S. Aerospace & Defense ETF | ITA | Cboe BZX

•	iShares U.S. Broker-Dealers & Securities Exchanges ETF | IAI | NYSE Arca

•	iShares U.S. Healthcare Providers ETF | IHF | NYSE Arca

•	iShares U.S. Home Construction ETF | ITB | Cboe BZX

•	iShares U.S. Infrastructure ETF | IFRA | Cboe BZX

•	iShares U.S. Insurance ETF | IAK | NYSE Arca

•	iShares U.S. Medical Devices ETF | IHI | NYSE Arca

•	iShares U.S. Oil & Gas Exploration & Production ETF | IEO | Cboe BZX

•	iShares U.S. Oil Equipment & Services ETF | IEZ | NYSE Arca

•	iShares U.S. Pharmaceuticals ETF | IHE | NYSE Arca

•	iShares U.S. Real Estate ETF | IYR | NYSE Arca

•	iShares U.S. Regional Banks ETF | IAT | NYSE Arca

•	iShares U.S. Telecommunications ETF | IYZ | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2021 reflected a remarkable period of disruption and adaptation, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world instituted economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

As April 2020 began, stocks were near their lowest point since the beginning of the pandemic. However, a steady recovery began, as businesses started re-opening and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following the implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) was near all-time lows as the period began, reflecting a reduced investor appetite for risk. However, inflation concerns from a rapidly expanding economy raised yields late in the reporting period, leading to a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to positive returns for corporate bonds, particularly high-yield corporates, which gained substantially.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. In early 2021, President Biden signed one of the largest economic rescue packages in U.S. history, which should provide a solid tailwind for economic growth. In our view, inflation is likely to increase somewhat as the expansion continues, but moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion due to the change in Fed policy.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are neutral overall on credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.07%	56.35%

U.S. small cap equities (Russell 2000® Index)	48.05	94.85

International equities (MSCI Europe, Australasia, Far East Index)	20.08	44.57

Emerging market equities (MSCI Emerging Markets Index)	22.43	58.39

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.12

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.88)	(8.23)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.73)	0.71

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.46	5.29

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.35	23.65

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2021 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 62.53%. The reporting period began near the height of uncertainty surrounding the coronavirus pandemic, which drove equity prices to a multi-year low. However, stocks began to recover as the federal government took measures to adapt to the economic and public health impact of the novel coronavirus. Optimism about the growth outlook for the economy led to further advances, and stocks moved past pre-pandemic prices to reach all-time highs near the end of the reporting period.

The pandemic’s initial economic consequences were swift and far-reaching. Restrictions imposed to slow the virus’ spread resulted in extensive job losses, and the unemployment rate rose quickly, reaching 14.8% in April 2020. Consumer spending, an important engine of economic growth, decreased sharply as people spent more time at home. These disruptions led to a substantial economic contraction. The U.S. economy declined by an annualized 31.4% in the second quarter of 2020, the largest decline on record.

However, unprecedented fiscal stimulus began to reverse the downward economic momentum. Individuals began to receive direct payments in April 2020 as part of the U.S. $2.2 trillion CARES Act, and payments to support businesses that kept employees on payroll helped to stabilize the economy. Unemployment began to decline, decreasing each month between April 2020 and November 2020, while still remaining elevated compared to pre-pandemic levels. Equity prices rose in response to the improving economic outlook.

The U.S. Federal Reserve (“Fed”) also responded to the pandemic, maintaining short-term interest rates near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities. The Fed later widened its program to include directly purchasing corporate bonds for the first time, including high-yield bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy.

Fiscal and monetary stimulus, along with partial reopenings in many states, helped the economy rebound sharply in the second half of 2020. Economic growth picked up in the third quarter of 2020, with an annualized gain of 33.4%, as some previously shut-down parts of the economy resumed functioning. Growth moderated in the fourth quarter of 2020, rising by an annualized 4.3%.

In addition to the growing economy, stocks were boosted by the November 2020 news that several vaccines under development showed high effectiveness rates. Stocks also benefited from the results of the election in November 2020, which led to a change of administrations but made wide-reaching reforms less likely due to slim majorities in the U.S. Congress. Additional stimulus packages signed in December 2020 and March 2021 propelled further strong gains in equities, and many U.S. stock indexes touched all-time highs near the end of the reporting period.

Rising household wealth amid higher asset prices and the return to economic growth led analysts to expect that high savings and pent-up consumer demand will drive increased spending as the pandemic wanes. However, this also raised investors’ inflation expectations near the end of the reporting period. Additionally, the unequal nature of the recovery highlighted the difficulty many individuals still face, as total unemployment remained well below pre-pandemic levels, and 30% of Americans reported lower incomes as of February 2021.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Focused Value Factor ETF

Investment Objective

The iShares Focused Value Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with prominent value characteristics, as represented by the Focused Value Select Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	81.85%	7.11%	81.85%	15.02%
Fund Market	82.11	7.15	82.11	15.10
Index	82.57	7.43	82.57	15.68

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/19/19. The first day of secondary market trading was 3/21/19.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,691.10	$ 1.68		$ 1,000.00	$ 1,023.70	$ 1.26		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 33 for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2021 (continued)	iShares® Focused Value Factor ETF

Portfolio Management Commentary

Large and mid-capitalization stocks with prominent value characteristics gained significantly for the reporting period as the rollout of COVID-19 vaccine programs drove a rebound in economic activity. The financials sector contributed the most to the Index’s return. In the wake of the coronavirus pandemic, bank stocks faced headwinds amid concerns that widespread business failures would lead to significant loan losses, particularly regional banks whose businesses rely more heavily on loans than larger institutions. However, bank stocks rallied when the Fed backed credit markets and effective COVID-19 vaccines were developed and distributed, raising investors’ hopes for an economic rebound. Late in the reporting period, higher long-term bond yields and a steepening yield curve also pointed to a strengthening economy, further supporting bank stocks. Higher interest rates and a steeper yield curve often improve banks’ profitability by widening the difference between the interest banks charge to borrowing customers and banks’ own cost of borrowing.

In this environment, merger and acquisition activity increased as regional banks sought to increase scale, eliminate overlapping costs, and compete with larger competitors. The diversified financials industry also contributed to the Index’s return as robust capital markets and mergers and acquisition activity helped offset pressure from lower interest rates weak loan growth.

The materials sector also contributed to the Index’s return as chemicals stocks rebounded with the overall economy. Additionally, multiple production outages for commodities chemical companies along the Gulf Coast following severe weather events constrained the supply of petrochemicals used in many consumer goods, driving up demand and, in turn, prices.

In terms of relative performance, the Index notably outperformed the broader market, as represented by the Russell 1000 Index. Higher relative exposures to volatility and value drove the Index’s outperformance. To maintain value exposure, the Index tends to invest in smaller companies than the benchmark because value and small size tend to be closely intertwined. During the reporting period, mega capitalization stocks outperformed smaller companies, which limited the magnitude of the Index’s outperformance.

The Index is unconstrained at the sector level to maximize exposure to the value factor, which resulted in relatively consistent overweight positions in financials, materials, and energy sectors and underweight positions in information technology and healthcare. Financials and materials contributed to performance relative to the broader market while information technology detracted from relative performance.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Banks	32.0%
Materials	20.3
Diversified Financials	14.0
Insurance	8.4
Energy	7.9
Utilities	3.3
Retailing	3.2
Consumer Durables & Apparel	2.9
Technology Hardware & Equipment	2.3
Capital Goods	2.1
Food, Beverage & Tobacco	2.0
Telecommunication Services	1.6

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Olin Corp.	5.1%
Evercore Inc., Class A	3.5
Pinnacle Financial Partners Inc.	3.3
Penske Automotive Group Inc.	3.2
East West Bancorp. Inc.	3.2
Affiliated Managers Group Inc.	3.1
Steel Dynamics Inc.	3.0
Webster Financial Corp.	3.0
Popular Inc.	2.9
Mohawk Industries Inc.	2.9

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® U.S. Aerospace & Defense ETF

Investment Objective

The iShares U.S. Aerospace & Defense ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the aerospace and defense sector, as represented by the Dow Jones U.S. Select Aerospace & Defense IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	46.23%	13.61%	13.94%	46.23%	89.25%	268.93%
Fund Market	46.18	13.60	13.94	46.18	89.17	268.91
Index	46.79	14.11	14.41	46.79	93.45	284.30

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,321.80	$ 2.37		$ 1,000.00	$ 1,022.90	$ 2.07		0.41%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 33 for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2021 (continued)	iShares® U.S. Aerospace & Defense ETF

Portfolio Management Commentary

U.S. aerospace and defense stocks gained for the reporting period amid investor optimism for a recovery in air travel and consumer spending as the economy reopened following the global coronavirus outbreak. Additionally, the passage of the 2021 U.S. defense policy bill, which authorized national military spending, reaffirmed the country’s continued commitment to defense spending. Most of the other nations that spend heavily on defense, including China, India, and Japan, also reconfirmed or increased their military budgets during the reporting period despite the pandemic’s negative impact on government deficits.

Higher military sales partly offset a decrease in commercial sales as the commercial aerospace sector embarked on a multiyear recovery after the pandemic froze global air travel and curbed aircraft demand. While the total number of commercial aircraft operating was still below pre-pandemic levels, passenger demand markedly improved as the reporting period progressed, with bookings moving in lock step with rising vaccination rates and easing travel restrictions. Unsold inventories of commercial aircraft and parts peaked at the height of the travel freeze, and then dropped steadily as new orders increased. Manufacturers, in turn, boosted their output, and production of planes and their components has since returned to pre-pandemic levels.

As the airline industry continued to cut costs to offset still-low passenger volumes, the demand for more efficient aircraft technology accelerated. The return to market of a popular fuel-efficient jet, previously grounded after two high profile crashes, was met with a surge of orders. Another large order toward the end of the reporting period involved new, significantly more fuel-efficient engines that could lower operating costs and reduce carbon emissions.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)

Aerospace & Defense	98.0%
Industrial Machinery	1.4
Leisure Products	0.6

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)

Boeing Co. (The)	21.8%
Raytheon Technologies Corp.	18.3
Lockheed Martin Corp.	4.8
Northrop Grumman Corp.	4.7
L3Harris Technologies Inc.	4.6
General Dynamics Corp.	4.6
Teledyne Technologies Inc.	4.3
TransDigm Group Inc.	4.3
Textron Inc.	3.6
Howmet Aerospace Inc.	3.5

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® U.S. Broker-Dealers & Securities Exchanges ETF

Investment Objective

The iShares U.S. Broker-Dealers & Securities Exchanges ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the investment services sector, as represented by the Dow Jones U.S. Select Investment Services IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	82.40%	21.69%	13.80%	82.40%	166.85%	264.17%
Fund Market	82.38	21.71	13.81	82.38	167.03	264.57
Index	82.52	22.13	14.17	82.52	171.68	276.41

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,497.20	$ 2.55		$ 1,000.00	$ 1,022.90	$ 2.07		0.41%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 33 for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2021 (continued)	iShares® U.S. Broker-Dealers & Securities Exchanges ETF

Portfolio Management Commentary

Stocks of U.S. broker-dealers and securities exchanges rose robustly during the reporting period. Amid the economic disruptions due to the coronavirus pandemic early in the reporting period, capital markets experienced historic volatility, driving sharply higher revenues due to increased trading, especially in fixed income, currency, and commodities. Income and revenues continued to rise sharply as fiscal and monetary stimulus was implemented, which led to a recovery in equities markets. Revenue also increased as effective COVID-19 vaccines were developed and distributed.

The investment banking and brokerage industry was the largest contributor to the Index’s return. Operating expenses declined and revenues rose due to strength in equities trading as well as increased volume in financial services due to increases in initial public offerings, especially in the information technology and healthcare sectors. Both the U.S. government and corporations issued record levels of debt to deal with the economic effects of the pandemic, boosting underwriting fees charged by investment banks. Accelerated mergers and acquisitions and increased financing in response to the pandemic benefited the industry. The favorable resolution of an ongoing investigation and a positive judgment by the Fed, which allowed investment banks to resume stock buybacks, also contributed. Investor optimism grew due to strategic acquisitions in the industry, which expanded technological offerings and increased the customer base, driving brokerage income.

Financial exchanges and data stocks also contributed to the Index’s return. People spent more time at home during the pandemic, with liquidity enhanced by stimulus checks and suspended payments for rents and loans. Consequently, trading by individuals increased sharply, especially options trading, which requires less capital to invest. Market volatility and the reduced cost of trading, including zero-commission options, increased transactions on exchanges, driving higher revenues.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)

Investment Banking & Brokerage	77.1%
Financial Exchanges & Data	22.6
Asset Management & Custody Banks	0.3

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)

Morgan Stanley	20.2%
Goldman Sachs Group Inc. (The)	19.5
Raymond James Financial Inc.	4.8
Nasdaq Inc.	4.7
LPL Financial Holdings Inc.	4.7
Charles Schwab Corp. (The)	4.6
CME Group Inc.	4.6
Intercontinental Exchange Inc.	4.5
MarketAxess Holdings Inc.	4.5
Cboe Global Markets Inc.	4.4

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® U.S. Healthcare Providers ETF

Investment Objective

The iShares U.S. Healthcare Providers ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the healthcare providers sector, as represented by the Dow Jones U.S. Select Health Care Providers IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	51.63%	16.92%	15.92%	51.63%	118.52%	338.13%
Fund Market	51.92	16.96	15.94	51.92	118.83	338.90
Index	52.22	17.39	16.35	52.22	122.95	354.47

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,247.90	$ 2.30		$ 1,000.00	$ 1,022.90	$ 2.07		0.41%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 33 for more information.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2021 (continued)	iShares® U.S. Healthcare Providers ETF

Portfolio Management Commentary

Stocks of healthcare providers advanced strongly during the reporting period. Healthcare providers benefited from long-term trends including medical and technological innovations and an aging population that continued to drive higher demand for healthcare goods and services, despite coronavirus-related limits on services and patient delays in accessing care.

Managed healthcare companies contributed the most to the Index’s return. Despite higher pandemic-related costs, companies benefited from patients making fewer doctor visits and delaying elective procedures. Reduced expenses led to substantive profit growth at managed healthcare companies, which also advanced amid expectations that access to healthcare coverage could expand under the new presidential administration and a Democratically controlled Congress. Consolidation aided the industry as well. For example, a large healthcare benefits manager acquired a data analytics provider, allowing it to expand services offered to hospitals, health plans, medical providers, and government entities.

Healthcare services companies also benefited the Index’s performance, appreciating due to revenue growth from prescription benefit services along with strong demand for COVID-19 testing and vaccinations. Expanded services inside retail stores, including in-person medical clinics, as well as virtual healthcare consultations, supported gains. Optimism that pharmacies would see a pick-up in store traffic as more people became vaccinated bolstered stock prices. Although elective testing procedures declined, diagnostic laboratories posted sizable gains from COVID-19 testing.

Healthcare facilities operators also contributed meaningfully to the Index’s return. Despite lower patient volumes and a significant reduction in profitable elective surgeries during the pandemic, some hospitals generated solid earnings growth due to rising per-patient revenues. Acute care and behavioral healthcare facilities also contributed to the industry’s performance, posting solid revenue growth as patient volumes recover.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Managed Health Care	40.7%
Health Care Services	39.1
Health Care Facilities	11.7
Health Care Technology	7.6
Life Sciences Tools & Services	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

UnitedHealth Group Inc.	23.2%
CVS Health Corp.	11.8
Cigna Corp.	10.2
Anthem Inc.	4.7
Humana Inc.	4.5
Centene Corp.	4.5
HCA Healthcare Inc.	4.4
Laboratory Corp. of America Holdings	3.9
Teladoc Health Inc.	3.7
Quest Diagnostics Inc.	2.7

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® U.S. Home Construction ETF

Investment Objective

The iShares U.S. Home Construction ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the home construction sector, as represented by the Dow Jones U.S. Select Home Construction IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	135.53%	20.75%	18.31%	135.53%	156.72%	437.30%
Fund Market	135.47	20.77	18.32	135.47	156.93	437.94
Index	136.64	21.27	18.83	136.64	162.27	461.37

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,201.10	$ 2.25		$ 1,000.00	$ 1,022.90	$ 2.07		0.41%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 33 for more information.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2021 (continued)	iShares® U.S. Home Construction ETF

Portfolio Management Commentary

Home construction stocks gained strongly during the reporting period as a combination of lower mortgage rates and high demand for housing drove a comeback for the housing market. The outset of the reporting period was marked by the near freeze of housing and mortgage markets following the onset of coronavirus-led shutdowns. While construction activity was largely deemed essential, work progressed at a slower pace due to labor shortages and the rising cost and limited availability of building materials. However, as 2020 progressed and the overall economy continued improving, mortgage applications rose and the demand for new housing outpaced supply, leading to relatively low inventory.

Larger homebuilders used the market downturn to reset pricing contracts and make acquisitions, improving volumes, revenues, and profitability. To maintain liquidity, companies also purposefully slowed development activity and put off stock repurchases. Despite the uncertain environment, demand for entry-level homes accelerated as customers seeking space to accommodate their remote work needs moved from smaller homes in densely populated cities and rental apartments to more spacious homes in the suburban and rural markets. Demand was so strong relative to the homebuilders’ expectations that some homebuilders began limiting the number of new homes they sell at a time to avoid exceeding their capacity to build given the still-rising costs of material, labor, and land.

The building products industry, also contributed to the Index’s return as government stimulus supported an increase in remodeling and residential repairs. Merger and acquisition activity also increased among building products companies, as relatively low borrowing costs motivated corporate and private buyers to pursue deals.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Homebuilding	64.8%
Building Products	13.4
Home Improvement Retail	11.3
Specialty Chemicals	4.5
Home Furnishings	2.6
Trading Companies & Distributors	1.7
Other (each representing less than 1%)	1.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

DR Horton Inc.	14.2%
Lennar Corp., Class A	13.4
NVR Inc.	7.9
PulteGroup Inc.	6.7
Home Depot Inc. (The)	4.9
Lowe’s Companies Inc.	4.8
Sherwin-Williams Co. (The)	4.5
TopBuild Corp.	3.3
Toll Brothers Inc.	3.1
Masco Corp.	2.2

(a)	Excludes money market funds.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® U.S. Infrastructure ETF

Investment Objective

The iShares U.S. Infrastructure ETF (the “Fund”) seeks to track the investment results of an index composed of equities of U.S. companies that have infrastructure exposure and that could benefit from a potential increase in domestic infrastructure activities, as represented by the NYSE® FactSet U.S. Infrastructure IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	74.11%	13.57%	74.11%	46.38%
Fund Market	74.51	13.66	74.51	46.71
Index	75.05	14.02	75.05	48.08

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/18. The first day of secondary market trading was 4/5/18.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,435.70	$ 2.43		$ 1,000.00	$ 1,022.90	$ 2.02		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 33 for more information.

F U N D S U M M A R Y	15

Fund Summary as of March 31, 2021 (continued)	iShares® U.S. Infrastructure ETF

Portfolio Management Commentary

U.S. infrastructure stocks advanced strongly during the reporting period amid rebounding economic activity, fiscal stimulus, and optimism about COVID-19 vaccination programs. Late in the reporting period, a proposal by the new administration that would address transportation, internet connectivity, and climate change heightened expectations for an increase in infrastructure spending.

The industrials sector was the primary contributor to the Index’s return, led by the capital goods industry. Within the industry, construction and engineering companies advanced due to large project wins, increasing activity, and expectations for higher government spending on roads, bridges, and other projects. Consumer spending on home improvement projects during the coronavirus pandemic, along with record-low interest rates that supported new home construction and purchases, boosted building products stocks. Construction machinery stocks also advanced as demand rebounded from a pandemic-related decrease amid cost-cutting efforts and increased home construction and remodeling.

The materials sector, particularly metals and mining companies, bolstered the index’s return significantly. Steel producers advanced as a supply and demand imbalance, due in part to a rebound in manufacturing after plant closures during the height of pandemic-related restrictions, helped drive steel prices and profits sharply higher. A recovery in automotive production, construction, and manufacturing, particularly in China, also supported steel prices. Chemicals stocks advanced as demand and prices rose amid improving global economic growth and increasing manufacturing activity. Supply shortages of commodity chemicals also led to higher prices, benefiting the industry.

Utilities sector stocks were solid contributors to the Index’s performance, helped by companies’ shift to clean power, amid encouragement by the new administration and state regulators, as well as investor interest in steady dividends. Utilities were largely able to offset a pandemic-related decline in commercial demand for electricity with strong residential sales and cost controls.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Electric Utilities	19.2%
Construction & Engineering	11.9
Multi-Utilities	11.5
Steel	7.5
Gas Utilities	6.3
Building Products	6.3
Water Utilities	5.4
Oil & Gas Storage & Transportation	4.3
Construction Materials	3.9
Commodity Chemicals	3.3
Railroads	3.1
Construction Machinery & Heavy Trucks	2.8
Trading Companies & Distributors	1.8
Environmental & Facilities Services	1.7
Aluminum	1.6
Specialty Chemicals	1.6
Industrial Machinery	1.1
Other (each representing less than 1%)	6.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Kansas City Southern	0.9%
Hawaiian Electric Industries Inc.	0.9
York Water Co. (The)	0.8
Alliant Energy Corp.	0.8
Middlesex Water Co.	0.8
Ameren Corp.	0.8
Entergy Corp.	0.8
Sempra Energy	0.8
Avista Corp.	0.8
Sunnova Energy International Inc.	0.8

(a)	Excludes money market funds.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® U.S. Insurance ETF

Investment Objective

The iShares U.S. Insurance ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the insurance sector, as represented by the Dow Jones U.S. Select Insurance IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	52.54%	10.53%	10.69%	52.54%	64.99%	176.00%
Fund Market	52.69	10.56	10.70	52.69	65.16	176.33
Index	53.18	10.98	11.16	53.18	68.32	187.97
GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,349.10	$ 2.40		$ 1,000.00	$ 1,022.90	$ 2.07		0.41%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 33 for more information.

F U N D S U M M A R Y	17

Fund Summary as of March 31, 2021 (continued)	iShares® U.S. Insurance ETF

Portfolio Management Commentary

U.S. insurance stocks advanced strongly for the reporting period, rising particularly sharply in the latter half of the reporting period amid investor optimism as the economy started to recover from the effects of the coronavirus pandemic. Insurance stocks were bolstered by the development of vaccines, which were expected to reduce subsequent mortality from the COVID-19 virus. An increase in yields of U.S. Treasuries and government stimulus spending also supported insurance stocks. Toward the end of the reporting period, insurance companies benefited from a decline in catastrophe losses and increased stock buybacks.

The property and casualty insurance industry was the leading contributor to the Index’s return. Revenues and profits rose due to strong growth in sales of insurance products both domestically and internationally. During government-issued, stay-at-home guidance, automobile trips declined sharply, reducing the number of accidents and leading to fewer claims and higher profits. The industry was further bolstered by higher income from investments and favorable reserve development, a measure of the change in the expense of claims from the prior year. Victories in court surrounding business-interruption disputes mitigated expenditures stemming from the pandemic.

The life and health insurance industry was also a robust contributor to the Index’s return. Insurance companies reduced spending on medical procedures, as many were postponed by policyholders, while premature deaths due to the pandemic reduced the cost to insurers of annuities and long-term care. Revenues increased due to growth in the international insurance market and strength in demand for domestic workforce insurance. Multi-line insurance stocks also contributed. While damage from hurricanes and pandemic-related costs stemming from cancelled travel and events constrained profits, revenues rose due to growth in policy sales, as well as income from investments as market conditions improved.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Property & Casualty Insurance	50.9%
Life & Health Insurance	27.8
Multi-line Insurance	12.9
Insurance Brokers	5.8
Reinsurance	1.4
Other Diversified Financial Services	1.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Chubb Ltd.	10.8%
Progressive Corp. (The)	8.5
MetLife Inc.	7.0
American International Group Inc.	6.1
Travelers Companies Inc. (The)	5.8
Prudential Financial Inc.	5.5
Allstate Corp. (The)	4.6
Aflac Inc.	4.6
Arthur J Gallagher & Co.	3.8
Hartford Financial Services Group Inc. (The)	3.7

(a)	Excludes money market funds.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® U.S. Medical Devices ETF

Investment Objective

The iShares U.S. Medical Devices ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the medical devices sector, as represented by the Dow Jones U.S. Select Medical Equipment IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	47.02%	22.38%	18.37%	47.02%	174.50%	440.18%
Fund Market	46.90	22.39	18.38	46.90	174.61	440.52
Index	47.62	22.91	18.87	47.62	180.47	463.39

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,101.60	$ 2.15		$ 1,000.00	$ 1,022.90	$ 2.07		0.41%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 33 for more information.

F U N D S U M M A R Y	19

Fund Summary as of March 31, 2021 (continued)	iShares® U.S. Medical Devices ETF

Portfolio Management Commentary

Stocks of medical device makers advanced strongly for the reporting period, fueled by optimism that successful development and distribution of COVID-19 vaccines would spur the resumption of elective medical procedures and drive sales of related instruments and devices. The healthcare equipment industry contributed the most to the Index’s performance. Manufacturers posted sharp gains as surging sales of coronavirus diagnostic tests to both healthcare facilities and individuals propelled strong profit growth. Diverse revenue drivers, such as testing and diagnostic equipment as well as medical devices and pharmaceuticals preparations, bolstered companies amid rapid changes in demand for certain products. Government contracts for manufacturing inputs used by pharmaceuticals companies in developing coronavirus vaccines also helped the industry’s performance. Despite an overall decline in medical procedures during the pandemic, strong sales of technologies such as ventilators and pulse oximeters used to treat coronavirus patients served as an industry tailwind.

Companies providing veterinary diagnostic services also boosted the Index’s performance amid an increase in pet ownership by consumers staying at home during the pandemic’s closures. In human medicine, ongoing strength in the market for robot-assisted surgery devices supported gains. Less invasive robot-assisted surgery in outpatient facilities helped keep patients out of higher-risk hospital settings and reduced staffing requirements, decreasing the probability of exposure to the coronavirus.

The life sciences, tools, and services industry was a smaller, though notable, contributor to the Index’s return. Strong sales of COVID-19 diagnostic tests, along with raw materials inputs for vaccine production, drove revenue growth in the industry. Companies providing specialty refrigeration for global vaccine distribution further benefited the industry’s performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Health Care Equipment	84.6%
Life Sciences Tools & Services	15.0
Health Care Supplies	0.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Abbott Laboratories	14.3%
Thermo Fisher Scientific Inc.	12.1
Medtronic PLC	10.7
Danaher Corp.	8.1
Intuitive Surgical Inc.	4.5
Becton Dickinson and Co.	4.5
Stryker Corp.	4.4
Boston Scientific Corp.	4.1
Edwards Lifesciences Corp.	3.9
Baxter International Inc.	3.2

(a)	Excludes money market funds.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® U.S. Oil & Gas Exploration & Production ETF

Investment Objective

The iShares U.S. Oil & Gas Exploration & Production ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the oil and gas exploration and production sector, as represented by the Dow Jones U.S. Select Oil Exploration & Production IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	120.05%	0.61%	(2.73)%	120.05%	3.09%	(24.20)%
Fund Market	120.47	0.63	(2.72)	120.47	3.19	(24.14)
Index	121.11	1.04	(2.35)	121.11	5.29	(21.15)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,861.70	$2.93		$1,000.00	$1,022.90	$2.07		0.41%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 33 for more information.

F U N D S U M M A R Y	21

Fund Summary as of March 31, 2021 (continued)	iShares® U.S. Oil & Gas Exploration & Production ETF

Portfolio Management Commentary

U.S. oil and gas exploration and production stocks advanced sharply during the reporting period despite subdued energy demand driven by the coronavirus pandemic. Oil prices declined to historically low levels early in the reporting period following a sharp reduction in global economic activity due to business closures and travel restrictions. The stark drop in demand led to an oversupply of oil, which was further exacerbated by a production disagreement among some of the world’s largest oil producers. As oil production started to exceed the capacity of storage facilities, some West Texas Intermediate futures contracts briefly reached negative prices in April 2020, and the spot price of oil declined to a 21-year low.

Oil prices began to rebound in the summer of 2020 amid signs of economic revival as coronavirus infection rates decreased and governments eased restrictions. Optimism about a new economic stimulus package in the U.S. and the success of potential COVID-19 vaccines bolstered investor sentiment about economic recovery, further lifting oil prices through the end of 2020. Meanwhile, production cuts by OPEC trimmed the oversupply, leading to a stabilization of oil prices. Additional reductions in global oil supply in early 2021 along with improving industrial activity in some regions also supported oil prices.

Oil and gas exploration and production companies benefited significantly from higher oil prices. In addition, disciplined capital spending programs and ongoing cost-cutting led to greater-than-expected cash flow, which helped companies maintain dividend payments and buy back stock. Integrated oil and gas companies also gained as they responded to reduced capacity and production levels by lowering capital spending, investment, and debt.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Oil & Gas Exploration & Production	68.4%
Oil & Gas Refining & Marketing	24.7
Oil & Gas Storage & Transportation	6.9

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
ConocoPhillips	17.7%
EOG Resources Inc.	10.5
Phillips 66	8.8
Marathon Petroleum Corp.	7.5
Pioneer Natural Resources Co.	4.9
Hess Corp.	4.8
Cheniere Energy Inc.	4.7
Valero Energy Corp.	4.3
Diamondback Energy Inc.	4.0
Devon Energy Corp.	3.9

(a)	Excludes money market funds.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® U.S. Oil Equipment & Services ETF

Investment Objective

The iShares U.S. Oil Equipment & Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the oil equipment and services sector, as represented by the Dow Jones U.S. Select Oil Equipment & Services IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	129.06%	(15.91)%	(13.52)%	129.06%	(57.95)%	(76.61)%
Fund Market	129.44	(15.90)	(13.53)	129.44	(57.93)	(76.62)
Index	131.15	(15.63)	(13.26)	131.15	(57.24)	(75.89)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,872.60	$2.94		$1,000.00	$1,022.90	$2.07		0.41%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 33 for more information.

F U N D S U M M A R Y	23

Fund Summary as of March 31, 2021 (continued)	iShares® U.S. Oil Equipment & Services ETF

Portfolio Management Commentary

U.S. oil equipment and services stocks advanced sharply for the reporting period despite an environment of subdued energy demand driven by the coronavirus pandemic. Oil prices declined to historically low levels early in the reporting period following a sharp reduction in global economic activity due to business closures and travel restrictions. The stark drop in demand led to an oversupply of oil, which was further exacerbated by a production disagreement among some of the world’s largest oil producers. As oil production started to exceed the capacity of storage facilities, some West Texas Intermediate futures contracts briefly reached negative prices in April 2020, and the spot price of oil declined to a 21-year low.

Oil prices began to rebound in the summer of 2020 amid signs of economic revival as coronavirus infection rates decreased and governments eased restrictions. Optimism about a new economic stimulus package in the U.S. and the success of potential COVID-19 vaccines bolstered investor sentiment about economic recovery, further lifting oil prices through the end of 2020. Meanwhile, production cuts by OPEC trimmed the oversupply, leading to a stabilization of oil prices. Additional reductions in global oil supply in early 2021 along with improving industrial activity in some regions also supported oil prices.

Oil and gas equipment and services companies, whose revenues depend on spending by oil producers and refiners, benefited substantially from rising oil prices. Oilfield services providers posted profit and earnings growth which surpassed expectations, driven by higher demand for oil. As oil prices rose, spending on drilling services and equipment, such as oil rigs, expanded significantly, driving producers to extract more oil.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Oil & Gas Equipment & Services	88.4%
Oil & Gas Drilling	11.6

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Schlumberger Ltd.	23.9%
Halliburton Co.	21.7
ChampionX Corp.	4.7
Baker Hughes Co.	4.7
TechnipFMC PLC	4.5
NOV Inc.	4.3
Helmerich & Payne Inc.	4.3
Transocean Ltd.	3.8
Cactus Inc., Class A	3.0
Patterson-UTI Energy Inc.	2.4

(a)	Excludes money market funds.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® U.S. Pharmaceuticals ETF

Investment Objective

The iShares U.S. Pharmaceuticals ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the pharmaceuticals sector, as represented by the Dow Jones U.S. Select Pharmaceuticals IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	33.30%	6.67%	11.89%	33.30%	38.12%	207.66%
Fund Market	33.45	6.72	11.91	33.45	38.40	208.13
Index	33.83	6.97	12.25	33.83	40.08	217.65

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,093.30	$ 2.14		$ 1,000.00	$ 1,022.90	$ 2.07		0.41%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 33 for more information.

F U N D S U M M A R Y	25

Fund Summary as of March 31, 2021 (continued)	iShares® U.S. Pharmaceuticals ETF

Portfolio Management Commentary

Pharmaceuticals stocks advanced significantly during the reporting period, despite pandemic-related challenges, including supply chain disruptions and delayed clinical trials due to social distancing measures that slowed or halted research. Nevertheless, the pharmaceuticals industry benefited from the ongoing long-term trend of an aging population that drove higher demand for healthcare goods and services. Pharmaceuticals stocks were also aided by significant equity issuance in 2020, which more than doubled from 2019 levels. Similarly, the number of industry mergers and acquisitions increased year over year.

The pharmaceuticals industry was helped by several successful trials of COVID-19 vaccine candidates, followed by emergency use authorization granted by the U.S. Food and Drug Administration to begin widespread vaccination programs. Collaborative agreements between rival pharmaceuticals companies to jointly manufacture vaccine doses and expedite vaccination programs crucial to reopening schools and businesses also bolstered returns of the pharmaceuticals industry. Likewise, a contract vaccine manufacturer that produced a viral vector, a genetically modified virus that stimulates the body’s immune response against COVID-19, advanced amid strong demand for the vaccine both in the U.S. and abroad. The pharmaceuticals industry also benefited from the development of antibody therapies against multiple strains of the coronavirus that reduced the incidence of severe illness necessitating hospitalization.

Outside of treatments and vaccines for the coronavirus, the pharmaceuticals industry benefited from regulatory approval of a new multiple sclerosis drug. Solid revenue growth from sales of a treatment for an eye condition associated with thyroid disease drove solid profitability, and acquisition activity that expanded the disease portfolios of several pharmaceuticals companies served as an industry tailwind.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Pharmaceuticals	96.3%
Biotechnology	3.7

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Johnson & Johnson	23.1%
Pfizer Inc.	17.6
Merck & Co. Inc.	5.6
Zoetis Inc.	4.7
Bristol-Myers Squibb Co.	4.6
Horizon Therapeutics PLC	4.6
Catalent Inc.	4.6
Viatris Inc.	4.5
Eli Lilly & Co.	4.1
Elanco Animal Health Inc.	4.0

(a)	Excludes money market funds.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® U.S. Real Estate ETF

Investment Objective

The iShares U.S. Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the real estate sector, as represented by the Dow Jones U.S. Real Estate Capped IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	35.02%	6.89%	8.32%	35.02%	39.56%	122.43%
Fund Market	35.39	6.92	8.34	35.39	39.75	122.84
Index(a)	35.08	7.26	8.79	35.08	41.98	132.30
Dow Jones U.S. Real Estate Index	34.90	7.23	8.78	34.90	41.79	132.00
Dow Jones U.S. Real Estate Capped Index(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

(a)

Index performance through January 24, 2021 reflects the performance of the Dow Jones U.S. Real Estate IndexTM. Index performance beginning on January 25, 2021 reflects the performance of the Dow Jones U.S. Real Estate Capped IndexTM, which, effective as of January 25, 2021, replaced the Dow Jones U.S. Real Estate IndexTM as the underlying index of the fund.

(b)	The inception date of the Dow Jones U.S. Real Estate Capped IndexTM was October 26, 2020.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,163.50	$2.21		$1,000.00	$1,022.90	$2.07		0.41%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 33 for more information.

F U N D S U M M A R Y	27

Fund Summary as of March 31, 2021 (continued)	iShares® U.S. Real Estate ETF

Portfolio Management Commentary

Real estate investment trusts (“REITs”) advanced significantly during the reporting period, benefiting from a stabilization of economic activity following the pandemic-related restrictions of early 2020. Specialized REITs contributed the most to the Index’s return, helped by increased demand for infrastructure capabilities during the pandemic. Communications infrastructure REITs expanded next-generation 5G mobile networks amid higher cell tower usage as demand for digital communication grew. Similarly, data center operators advanced with the acceleration of remote working trends that raised demand for digitization, video conferencing, and data analysis. Self-storage REITs benefited from higher occupancy rates driven by rising relocations as consumers moved or consolidated households during the pandemic. REITs that owned timber-producing properties also performed well, benefiting from a housing shortage that drove demand for residential construction products.

Retail REITs were a key source of strength, helped by the development and distribution of several COVID-19 vaccines. Mall operators performed particularly well, as rent collections rose amid higher consumer spending, driven in part by government stimulus measures.

Residential REITs also contributed meaningfully to the Index’s performance. Higher occupancy rates and rising rent collections bolstered residential REITs as consumers left cities in favor of rental houses in lower density suburbs. Demand for apartment rentals, notably in the sun belt, also remained robust, particularly in the second half of 2020.

Healthcare REITs advanced amid ongoing improvement in demand for senior care residences, declining COVID-19 infections, and high resident vaccination rates. New resident acceptances rose markedly, with nearly all communities adding new residents at the end of the reporting period. Industrials REITs providing logistics and warehouse capabilities also bolstered returns as e-commerce fulfilment demand rose sharply.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Specialized Real Estate Investment Trusts (REITs)	38.3%
Residential REITs	14.5
Industrial REITs	10.2
Health Care REITs	8.9
Retail REITs	8.5
Office REITs	6.8
Mortgage REITs	3.1
Real Estate Services	2.9
Research & Consulting Services	2.7
Diversified REITs	2.7
Hotel & Resort REITs	1.0
Real Estate Development	0.4

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
American Tower Corp.	8.7%
Prologis Inc.	6.4
Crown Castle International Corp.	6.1
Equinix Inc.	4.6
Digital Realty Trust Inc.	3.3
Public Storage	3.1
Simon Property Group Inc.	3.1
CoStar Group Inc.	2.7
SBA Communications Corp.	2.5
Welltower Inc.	2.5

(a)	Excludes money market funds.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® U.S. Regional Banks ETF

Investment Objective

The iShares U.S. Regional Banks ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the regional banks sector, as represented by the Dow Jones U.S. Select Regional Banks IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	101.55%	14.98%	11.12%	101.55%	100.97%	187.06%
Fund Market	101.80	15.00	11.13	101.80	101.15	187.30
Index	102.60	15.48	11.61	102.60	105.36	200.06

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,750.40	$2.81		$1,000.00	$1,022.90	$2.07		0.41%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 33 for more information.

F U N D S U M M A R Y	29

Fund Summary as of March 31, 2021 (continued)	iShares® U.S. Regional Banks ETF

Portfolio Management Commentary

U.S. regional banks, which operate locally but may offer national services, advanced sharply during the reporting period. Regional bank stocks were relatively flat in the first half of the reporting period as the continued spread of COVID-19 led state and local governments to issue stay-at-home orders, disrupting economic activity and raising expectations of loan defaults. In the second half of the reporting period, regional banks recovered, advancing as investors grew optimistic about economic growth during the recovery and a rebound in consumer spending. The prospect of renewed stock buybacks as the Fed relaxed restrictions also bolstered the industry. Bank stocks rallied as favorable vaccine developments were announced and a large government stimulus package passed. Government stimulus support for small businesses, to whom regional banks lend, helped accelerate the recovery for regional bank stocks.

As economic conditions improved, regional banks recaptured substantial amounts from the provision for credit losses, especially from commercial loans. Regional bank stocks showed strength due to rising intermediate-term government bond yields. Because banks borrow at short-term interest rates and lend to customers at longer term interest rates, the larger spread between shorter and longer-term interest rates helped the industry. Rising interest rates particularly benefit regional banks, which depend more on interest income from loans than larger banks.

Amid the economic disruptions of the pandemic, people reduced spending and increased saving to bank accounts, increasing money available to banks for loans. Demand for home loans increased sharply during the reporting period as mortgage rates fell, supporting regional banks, which are exposed to the real estate market. Regional bank stocks also benefited from expansion, while consolidation in the industry and the consequent reduction in overhead costs boosted earnings.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Regional Banks	86.5%
Diversified Banks	11.9
Thrifts & Mortgage Finance	1.6

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Truist Financial Corp.	12.4%
U.S. Bancorp.	11.9
PNC Financial Services Group Inc. (The)	11.7
First Republic Bank/CA	4.6
Fifth Third Bancorp.	4.2
SVB Financial Group	4.2
Regions Financial Corp.	3.1
M&T Bank Corp.	3.1
KeyCorp	3.0
Citizens Financial Group Inc.	3.0

(a)	Excludes money market funds.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® U.S. Telecommunications ETF

Investment Objective

The iShares U.S. Telecommunications ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the telecommunications sector, as represented by the Dow Jones U.S. Select Telecommunications IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	33.82%	3.79%	5.81%	33.82%	20.43%	75.95%
Fund Market	33.52	3.75	5.80	33.52	20.20	75.68
Index	34.19	3.92	6.02	34.19	21.20	79.50

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 33 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,207.50	$ 2.26		$ 1,000.00	$ 1,022.90	$ 2.07		0.41%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 33 for more information.

F U N D S U M M A R Y	31

Fund Summary as of March 31, 2021 (continued)	iShares® U.S. Telecommunications ETF

Portfolio Management Commentary

Telecommunications stocks ended the reporting period significantly higher, advancing robustly as stay-at-home directives led people to spend more time at home. This transition drove demand for communications technologies that support remote work and home-based entertainment, especially streaming video.

The information technology sector contributed the most to the Index’s return, led by the communications equipment industry. Revenues in the industry were initially pressured by supply chain difficulties and reduced enterprise spending. However, profits and revenues rose sharply amid increased demand for communications technology as workers and companies adjusted to the pandemic by increasing spending on communications infrastructure. Under government-imposed, stay-at-home directives, the creation of online businesses and communication platforms rose, increasing demand for services and software supporting these web-based activities. The pandemic-accelerated business migration to cloud computing and subsequent investment in data centers to accommodate remote work also boosted sales. Mergers and acquisitions in the industry similarly led to increased revenue. Fewer in-person meetings led companies to invest in technology for communications among employees. Rapid growth of mobile broadband drove demand for the networking hardware needed to support increased use.

The communication services sector also contributed to the Index’s return, led by the telecommunications industry. Alternative carriers gained as consumer demand for data to support their increased use of streaming video and online work led to sharply higher broadband internet service, lifting revenues and profit margins. Integrated telecommunications companies also contributed, benefiting from reduced operating costs. Subscriptions to wireless communications plans increased, boosting revenues. Similarly, an increase in subscribers to streaming video services, driven by successful feature films and strategic partnerships with streaming device manufacturers, also helped the industry.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Diversified Telecommunication Services	57.0%
Communications Equipment	32.4
Wireless Telecommunication Services	6.0
Household Durables	4.6

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Verizon Communications Inc.	22.5%
AT&T Inc.	22.3
Arista Networks Inc.	4.9
Cisco Systems Inc.	4.7
Motorola Solutions Inc.	4.7
Garmin Ltd.	4.6
T-Mobile U.S. Inc.	4.3
Lumen Technologies Inc.	4.0
F5 Networks Inc.	3.9
Liberty Global PLC, Class C	2.7

(a)	Excludes money market funds.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	33

Schedule of Investments March 31, 2021	iShares® Focused Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Asset Management & Custody Banks — 5.5%
Affiliated Managers Group Inc.(a)	8,303	$1,237,396
Ameriprise Financial Inc.	4,126	959,089

		2,196,485

Automotive Retail — 3.2%
Penske Automotive Group Inc.	15,992	1,283,198

Commodity Chemicals — 12.3%
Cabot Corp.	16,709	876,220
LyondellBasell Industries NV, Class A	9,420	980,151
Olin Corp.	53,879	2,045,785
Westlake Chemical Corp.	11,539	1,024,548

		4,926,704

Construction Machinery & Heavy Trucks — 2.1%
Trinity Industries Inc.	29,078	828,432

Diversified Banks — 2.5%
Bank of America Corp.	26,066	1,008,494

Diversified Chemicals — 2.5%
Huntsman Corp.	34,450	993,193

Gas Utilities — 1.8%
National Fuel Gas Co.	14,764	738,052

Home Furnishings — 2.9%
Mohawk Industries Inc.(b)	6,084	1,170,014

Independent Power Producers & Energy Traders — 1.5%
Vistra Corp.	33,248	587,825

Integrated Oil & Gas — 3.7%
Chevron Corp.	6,938	727,033
Exxon Mobil Corp.	13,843	772,855

		1,499,888

Integrated Telecommunication Services — 1.6%
AT&T Inc.	20,479	619,899

Investment Banking & Brokerage — 8.5%
Evercore Inc., Class A	10,507	1,384,192
Goldman Sachs Group Inc. (The)	3,133	1,024,491
Morgan Stanley	12,817	995,368

		3,404,051

Life & Health Insurance — 2.2%
Aflac Inc.	17,182	879,375

Oil & Gas Exploration & Production — 4.2%
ConocoPhillips	14,733	780,407
EOG Resources Inc.	12,220	886,317

		1,666,724

Packaged Foods & Meats — 1.9%
Kraft Heinz Co. (The)	19,413	776,520

Property & Casualty Insurance — 6.2%
First American Financial Corp.	12,892	730,332

Security	Shares	Value

Property & Casualty Insurance (continued)
Mercury General Corp.	15,192	$923,825
Old Republic International Corp.	37,956	828,959

		2,483,116

Regional Banks — 27.5%
Associated Banc-Corp.	45,254	965,720
Bank OZK	26,377	1,077,500
East West Bancorp. Inc.	17,082	1,260,652
M&T Bank Corp.	5,954	902,686
People’s United Financial Inc.	53,506	957,757
Pinnacle Financial Partners Inc.	14,743	1,307,114
Popular Inc.	16,655	1,171,180
Regions Financial Corp.	55,672	1,150,184
Webster Financial Corp.	21,638	1,192,470
Zions Bancorp. NA	18,208	1,000,712

		10,985,975

Steel — 5.5%
Reliance Steel & Aluminum Co.	6,521	993,083
Steel Dynamics Inc.	23,728	1,204,433

		2,197,516

Technology Distributors — 2.3%
Avnet Inc.	22,201	921,564

Thrifts & Mortgage Finance — 1.9%
New York Community Bancorp. Inc.	60,693	765,946

Total Common Stocks — 99.8%
(Cost: $29,237,389)		39,932,971

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	167,100	167,200
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	50,000	50,000

		217,200

Total Short -Term Investments — 0.6% (Cost: $217,200)		217,200

Total Investments in Securities — 100.4% (Cost: $29,454,589)		40,150,171

Other Assets, Less Liabilities — (0.4)%		(147,522)

Net Assets — 100.0%		$40,002,649

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Focused Value Factor ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$477,236	$—		$(311,046	)(a)	$826	$184	$167,200	167,100	$4,791	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	29,000	21,000	(a)	—		—	—	50,000	50,000	28		—

						$826	$184	$217,200		$4,819		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$39,932,971	$—	$—	$39,932,971
Money Market Funds	217,200	—	—	217,200

	$40,150,171	$—	$—	$40,150,171

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments March 31, 2021	iShares® U.S. Aerospace & Defense ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 97.9%
AAR Corp.(a)	278,101	$11,582,907
Aerojet Rocketdyne Holdings Inc.	603,773	28,353,180
Aerovironment Inc.(a)(b)	188,006	21,819,976
Axon Enterprise Inc.(a)(b)	534,105	76,067,234
Boeing Co. (The)	2,536,730	646,155,866
BWX Technologies Inc.	795,439	52,451,248
Cubic Corp.(a)	265,805	19,821,079
Curtiss-Wright Corp.	342,801	40,656,199
General Dynamics Corp.	748,428	135,884,588
HEICO Corp.(a)	354,005	44,533,829
HEICO Corp., Class A(a)	617,687	70,169,243
Hexcel Corp.(a)	700,038	39,202,128
Howmet Aerospace Inc.	3,267,850	104,996,021
Huntington Ingalls Industries Inc.	337,082	69,388,330
Kaman Corp.	231,901	11,894,202
Kratos Defense & Security Solutions Inc.(a)(b)	1,033,837	28,203,073
L3Harris Technologies Inc.	675,658	136,942,363
Lockheed Martin Corp.	381,945	141,128,678
Maxar Technologies Inc.	596,644	22,565,076
Mercury Systems Inc.(a)(b)	470,114	33,213,554
Moog Inc., Class A	245,755	20,434,528
National Presto Industries Inc.	43,567	4,446,884
Northrop Grumman Corp.	430,146	139,212,451
PAE Inc.(a)(b)	516,957	4,662,952
Parsons Corp.(a)(b)	197,141	7,972,382
Raytheon Technologies Corp.	7,025,799	542,883,489
Spirit AeroSystems Holdings Inc., Class A(a)	883,773	42,995,556
Teledyne Technologies Inc.(a)(b)	309,993	128,228,605
Textron Inc.(a)	1,900,193	106,562,823
TransDigm Group Inc.(a)(b)	215,299	126,578,588
Triumph Group Inc.	437,835	8,047,407
Virgin Galactic Holdings Inc.(a)(b)	1,091,248	33,424,926

		2,900,479,365

Security	Shares	Value

Industrial Machinery — 1.4%
RBC Bearings Inc.(a)(b)	210,514	$41,422,839

Leisure Products — 0.6%
Smith & Wesson Brands Inc.	446,385	7,789,418
Sturm Ruger & Co. Inc.	147,079	9,717,510

		17,506,928

Total Common Stocks — 99.9% (Cost: $2,729,526,724)		2,959,409,132

Short-Term Investments

Money Market Funds — 1.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	51,334,513	51,365,314
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	3,820,000	3,820,000

		55,185,314

Total Short -Term Investments — 1.9% (Cost: $55,130,397)		55,185,314

Total Investments in Securities — 101.8% (Cost: $2,784,657,121)		3,014,594,446

Other Assets, Less Liabilities — (1.8)%		(51,981,479)

Net Assets — 100.0%		$2,962,612,967

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$98,605,172	$—		$(47,296,365	)(a)	$12,967	$43,540	$51,365,314	51,334,513	$858,965	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	3,820,000	(a)	—		—	—	3,820,000	3,820,000	3,979		—

						$12,967	$43,540	$55,185,314		$862,944		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® U.S. Aerospace & Defense ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-mini S&P Select Sector Industrial Index	32	06/18/21	$3,168	$102,645

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$102,645

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$2,971,259

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$70,962

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,382,182

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,959,409,132	$—	$—	$2,959,409,132
Money Market Funds	55,185,314	—	—	55,185,314

	$3,014,594,446	$—	$—	$3,014,594,446

Derivative financial instruments(a)
Assets
Futures Contracts	$102,645	$—	$—	$102,645

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments March 31, 2021	iShares® U.S. Broker-Dealers & Securities Exchanges ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Asset Management & Custody Banks — 0.3%
Diamond Hill Investment Group Inc.	6,826	$1,064,924

Financial Exchanges & Data — 22.6%
Cboe Global Markets Inc.	183,155	18,075,567
CME Group Inc.	91,727	18,733,405
Intercontinental Exchange Inc.	163,996	18,315,073
MarketAxess Holdings Inc.	36,678	18,262,710
Nasdaq Inc.	131,130	19,336,430

		92,723,185

Investment Banking & Brokerage — 76.9%
B. Riley Financial Inc.	41,991	2,367,452
BGC Partners Inc., Class A	768,270	3,710,744
Charles Schwab Corp. (The)	291,476	18,998,406
Cowen Inc., Class A	63,589	2,235,153
Evercore Inc., Class A	99,731	13,138,562
Goldman Sachs Group Inc. (The)	244,482	79,945,614
Houlihan Lokey Inc.	122,266	8,131,912
Interactive Brokers Group Inc., Class A	191,748	14,005,274
Lazard Ltd., Class A	267,625	11,644,364
LPL Financial Holdings Inc.	135,148	19,212,640
Moelis & Co., Class A	137,715	7,557,799
Morgan Stanley	1,066,307	82,809,402
Piper Sandler Cos	32,695	3,585,007
PJT Partners Inc., Class A	56,556	3,826,013

Security	Shares	Value

Investment Banking & Brokerage (continued)
Raymond James Financial Inc.	161,412	$19,782,655
Stifel Financial Corp.	249,133	15,959,460
StoneX Group Inc.(a)	39,142	2,559,104
Virtu Financial Inc., Class A	191,388	5,942,597

		315,412,158

Total Common Stocks — 99.8% (Cost: $371,604,991)		409,200,267

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	760,000	760,000

Total Short -Term Investments — 0.2% (Cost: $760,000)		760,000

Total Investments in Securities — 100.0% (Cost: $372,364,991)		409,960,267

Other Assets, Less Liabilities — (0.0)%		(12,588)

Net Assets — 100.0%		$409,947,679

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$1,866,215	$—		$(1,867,268	)(b)	$1,101	$(48)	$—	—	$2,760	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	760,000	(b)	—		—	—	760,000	760,000	165		—

						$1,101	$(48)	$760,000		$2,925		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	2	06/18/21	$222	$(8,323)
S&P Select Sector Financial E-Mini Index	4	06/18/21	419	(2,122)

				$(10,445)

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® U.S. Broker-Dealers & Securities Exchanges ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$10,445

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$98,018

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(11,589)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$222,038

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$409,200,267	$—	$—	$409,200,267
Money Market Funds	760,000	—	—	760,000

	$409,960,267	$—	$—	$409,960,267

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(10,445)	$—	$—	$(10,445)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments March 31, 2021	iShares® U.S. Healthcare Providers ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Health Care Facilities — 11.7%
Acadia Healthcare Co. Inc.(a)	161,350	$9,219,539
Brookdale Senior Living Inc.(a)	333,820	2,019,611
Community Health Systems Inc.(a)	221,385	2,993,125
Encompass Health Corp.	179,825	14,727,668
Ensign Group Inc. (The)	93,172	8,743,260
Hanger Inc.(a)	69,450	1,584,849
HCA Healthcare Inc.	269,284	50,716,949
National HealthCare Corp.	22,375	1,743,236
Pennant Group Inc. (The)(a)	46,244	2,117,975
Select Medical Holdings Corp.(a)	195,536	6,667,778
Surgery Partners Inc.(a)(b)	51,651	2,286,073
Tenet Healthcare Corp.(a)	192,425	10,006,100
U.S. Physical Therapy Inc.	23,367	2,432,505
Universal Health Services Inc., Class B	140,990	18,806,656

		134,065,324

Health Care Services — 39.0%
1Life Healthcare Inc.(a)	138,985	5,431,534
Accolade Inc.(a)	28,242	1,281,340
Addus HomeCare Corp.(a)	27,302	2,855,516
Amedisys Inc.(a)	59,519	15,760,036
Castle Biosciences Inc.(a)	33,329	2,281,703
Chemed Corp.	29,046	13,355,932
Cigna Corp.	482,809	116,714,248
CorVel Corp.(a)	16,589	1,701,866
CVS Health Corp.	1,799,443	135,372,097
DaVita Inc.(a)	130,804	14,096,747
Fulgent Genetics Inc.(a)(b)	32,004	3,092,227
Guardant Health Inc.(a)(b)	154,616	23,602,132
Laboratory Corp. of America Holdings(a)	176,747	45,075,787
LHC Group Inc.(a)(b)	57,245	10,945,816
MEDNAX Inc.(a)	155,341	3,956,535
ModivCare Inc.(a)(b)	22,417	3,320,406
Ontrak Inc.(a)(b)	14,580	474,725
Option Care Health Inc.(a)	159,939	2,837,318
Premier Inc., Class A	128,595	4,352,941
Quest Diagnostics Inc.	241,697	31,019,393
R1 RCM Inc.(a)(b)	222,483	5,490,880
RadNet Inc.(a)	78,008	1,696,674
Tivity Health Inc.(a)(b)	68,944	1,538,830

		446,254,683

Health Care Technology — 7.6%
American Well Corp., Class A(a)	101,803	1,768,318
Change Healthcare Inc.(a)	414,209	9,154,019
GoodRx Holdings Inc., Class A(a)	71,849	2,803,548
Health Catalyst Inc.(a)(b)	60,008	2,806,574
HealthStream Inc.(a)(b)	46,019	1,028,064

Security	Shares	Value

Health Care Technology (continued)
Inovalon Holdings Inc., Class A(a)	139,691	$4,020,307
Inspire Medical Systems Inc.(a)	49,160	10,175,628
Multiplan Corp.(a)	472,874	2,624,451
Phreesia Inc.(a)	54,627	2,846,067
Schrodinger Inc.(a)	66,212	5,051,313
Tabula Rasa HealthCare Inc.(a)(b)	40,851	1,881,189
Teladoc Health Inc.(a)(b)	235,054	42,721,065

		86,880,543

Life Sciences Tools & Services — 0.9%
NeoGenomics Inc.(a)(b)	211,900	10,219,937

Managed Health Care — 40.7%
Anthem Inc.	149,640	53,713,278
Centene Corp.(a)	810,472	51,797,265
HealthEquity Inc.(a)(b)	150,243	10,216,524
Humana Inc.	123,869	51,932,078
Magellan Health Inc.(a)	41,131	3,835,054
Molina Healthcare Inc.(a)	103,827	24,270,600
Progyny Inc.(a)(b)	66,508	2,960,271
Triple-S Management Corp., Class B(a)	43,195	1,124,366
UnitedHealth Group Inc.	713,841	265,598,821

		465,448,257

Total Common Stocks — 99.9% (Cost: $931,657,119)		1,142,868,744

Short-Term Investments

Money Market Funds — 5.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	59,010,471	59,045,877
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	1,150,000	1,150,000

		60,195,877

Total Short -Term Investments — 5.3% (Cost: $60,177,321)		60,195,877

Total Investments in Securities — 105.2% (Cost: $991,834,440)		1,203,064,621

Other Assets, Less Liabilities — (5.2)%		(59,341,641)

Net Assets — 100.0%		$1,143,722,980

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® U.S. Healthcare Providers ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL
Agency Shares	$56,705,982	$2,319,669	(a)	$—		$18,906	$1,320	$59,045,877	59,010,471	$210,726	(b)	$—
BlackRock Cash Funds: Treasury, SL
Agency Shares	2,165,000	—		(1,015,000	)(a)	—	—	1,150,000	1,150,000	1,590		—

						$18,906	$1,320	$60,195,877		$212,316		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-mini S&P Select Sector Health Care Index	5	06/18/21	$589	$(1,722)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$1,722

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$590,697

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(105,426)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,125,718

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2021	iShares® U.S. Healthcare Providers ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,142,868,744	$—	$—	$1,142,868,744
Money Market Funds	60,195,877	—	—	60,195,877

	$1,203,064,621	$—	$—	$1,203,064,621

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(1,722)	$—	$—	$(1,722)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® U.S. Home Construction ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Building Products — 13.4%
American Woodmark Corp.(a)	65,149	$6,422,388
AZEK Co. Inc. (The)(a)	481,262	20,237,067
Builders FirstSource Inc.(a)	792,849	36,764,408
Fortune Brands Home & Security Inc.	532,565	51,030,378
JELD-WEN Holding Inc.(a)	287,844	7,970,400
Lennox International Inc.	131,880	41,092,489
Masco Corp.	987,625	59,158,738
Masonite International Corp.(a)	93,824	10,812,278
Owens Corning	402,983	37,110,705
PGT Innovations Inc.(a)	228,311	5,764,853
Quanex Building Products Corp.	129,482	3,396,313
Simpson Manufacturing Co. Inc.	166,548	17,276,024
Trex Co. Inc.(a)(b)	444,752	40,712,598
UFP Industries Inc.	235,218	17,838,933

		355,587,572

Construction Materials — 0.8%
Eagle Materials Inc.	161,019	21,642,564

Forest Products — 0.8%
Louisiana-Pacific Corp.	409,015	22,683,972

Home Furnishings — 2.6%
Ethan Allen Interiors Inc.	84,461	2,331,968
Leggett & Platt Inc.	510,728	23,314,733
Mohawk Industries Inc.(a)	226,548	43,567,446

		69,214,147

Home Improvement Retail — 11.3%
Floor & Decor Holdings Inc., Class A(a)	400,961	38,283,756
Home Depot Inc. (The)	424,248	129,501,702
Lowe’s Companies Inc.	670,533	127,521,966
Lumber Liquidators Holdings Inc.(a)(b)	111,261	2,794,877

		298,102,301

Homebuilding — 64.8%
Beazer Homes USA Inc.(a)	377,843	7,904,476
Cavco Industries Inc.(a)	108,892	24,567,124
Century Communities Inc.(a)	369,650	22,297,288
DR Horton Inc.	4,216,873	375,807,722
Green Brick Partners Inc.(a)(b)	613,422	13,912,411
Installed Building Products Inc.	286,825	31,803,156
KB Home	1,133,504	52,741,941
Lennar Corp., Class A	3,497,342	354,035,931
Lennar Corp., Class B	196,627	16,190,267
LGI Homes Inc.(a)(b)	280,114	41,823,821

Security	Shares	Value

Homebuilding (continued)
M/I Homes Inc.(a)	370,751	$21,900,262
MDC Holdings Inc.	705,131	41,884,781
Meritage Homes Corp.(a)	477,919	43,930,314
NVR Inc.(a)	44,065	207,587,130
PulteGroup Inc.	3,387,752	177,653,715
Skyline Champion Corp.(a)(b)	663,904	30,048,295
Taylor Morrison Home Corp.(a)(b)	1,641,400	50,571,534
Toll Brothers Inc.	1,427,538	80,984,231
TopBuild Corp.(a)	420,676	88,102,175
TRI Pointe Homes Inc.(a)	1,518,790	30,922,564

		1,714,669,138

Specialty Chemicals — 4.5%
Sherwin-Williams Co. (The)	159,971	118,060,198

Trading Companies & Distributors — 1.7%
Beacon Roofing Supply Inc.(a)	210,539	11,015,400
Watsco Inc.	126,222	32,912,387

		43,927,787

Total Common Stocks — 99.9% (Cost: $2,334,471,014)		2,643,887,679

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	31,291,279	31,310,054
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	1,583,000	1,583,000

		32,893,054

Total Short -Term Investments — 1.3% (Cost: $32,886,255)		32,893,054

Total Investments in Securities — 101.2% (Cost: $2,367,357,269)		2,676,780,733

Other Assets, Less Liabilities — (1.2)%		(31,208,158)

Net Assets — 100.0%		$2,645,572,575

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2021	iShares® U.S. Home Construction ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$31,425,916	$—	$(125,421	)(a)	$14,171	$(4,612)	$31,310,054	31,291,279	$120,498	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,223,000	—	(640,000	)(a)	—	—	1,583,000	1,583,000	1,272		—

					$14,171	$(4,612)	$32,893,054		$121,770		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,643,887,679	$—	$—	$2,643,887,679
Money Market Funds	32,893,054	—	—	32,893,054

	$2,676,780,733	$—	$—	$2,676,780,733

See notes to financial statements.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® U.S. Infrastructure ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.6%
Howmet Aerospace Inc.	65,968	$2,119,552

Aluminum — 1.6%
Arconic Corp.(a)	79,306	2,013,579
Century Aluminum Co.(a)	120,425	2,126,705
Kaiser Aluminum Corp.	17,491	1,932,756

		6,073,040

Building Products — 6.3%
Advanced Drainage Systems Inc.	19,605	2,026,961
Apogee Enterprises Inc.	52,196	2,133,772
Armstrong World Industries Inc.	23,288	2,098,016
AZEK Co. Inc. (The)(a)	47,798	2,009,906
Builders FirstSource Inc.(a)	46,037	2,134,736
Cornerstone Building Brands Inc.(a)	156,424	2,194,629
Gibraltar Industries Inc.(a)	24,610	2,252,061
Insteel Industries Inc.	60,758	1,873,777
Owens Corning	24,796	2,283,463
Simpson Manufacturing Co. Inc.	19,953	2,069,725
Trex Co. Inc.(a)	22,704	2,078,324

		23,155,370

Commodity Chemicals — 3.3%
AdvanSix Inc.(a)	70,162	1,881,745
Hawkins Inc.	61,929	2,075,860
LyondellBasell Industries NV, Class A	18,574	1,932,625
Olin Corp.	64,355	2,443,559
Tredegar Corp.	116,899	1,754,654
Westlake Chemical Corp.	22,417	1,990,405

		12,078,848

Construction & Engineering — 11.9%
AECOM(a)	34,401	2,205,448
Aegion Corp., Class A(a)	77,063	2,215,561
API Group Corp.(a)(b)	102,168	2,112,834
Argan Inc.	39,347	2,099,163
Comfort Systems USA Inc.	28,673	2,143,880
Construction Partners Inc., Class A(a)	69,788	2,085,265
EMCOR Group Inc.	19,186	2,151,902
Fluor Corp.	108,205	2,498,454
Granite Construction Inc.	54,153	2,179,658
Great Lakes Dredge & Dock Corp.(a)	136,043	1,983,507
IES Holdings Inc.(a)	38,512	1,941,390
MasTec Inc.(a)(c)	21,596	2,023,545
Matrix Service Co.(a)	139,145	1,824,191
MYR Group Inc.(a)	32,136	2,303,187
Northwest Pipe Co.(a)	58,492	1,954,803
NV5 Global Inc.(a)	20,055	1,936,711
Primoris Services Corp.	55,067	1,824,370
Quanta Services Inc.	24,113	2,121,462
Sterling Construction Co. Inc.(a)	95,276	2,210,403
Tutor Perini Corp.(a)	118,205	2,239,985
Valmont Industries Inc.	8,576	2,038,258

		44,093,977

Construction Machinery & Heavy Trucks — 2.8%
Astec Industries Inc.	28,046	2,115,229
Greenbrier Companies Inc. (The)	42,418	2,002,978
Oshkosh Corp.	17,619	2,090,671
Terex Corp.	45,753	2,107,841

Security	Shares	Value

Construction Machinery & Heavy Trucks (continued)
Trinity Industries Inc.	67,980	$1,936,750

		10,253,469

Construction Materials — 3.9%
Eagle Materials Inc.	15,881	2,134,565
Forterra Inc.(a)	85,442	1,986,527
Martin Marietta Materials Inc.	6,065	2,036,748
Summit Materials Inc., Class A(a)	68,671	1,924,161
U.S. Concrete Inc.(a)	34,019	2,494,273
United State Lime & Minerals Inc.	13,689	1,830,356
Vulcan Materials Co.	11,970	2,019,938

		14,426,568

Distributors — 0.6%
Pool Corp.	6,057	2,091,119

Diversified Chemicals — 0.5%
Eastman Chemical Co.	17,375	1,913,335

Diversified Metals & Mining — 0.5%
Compass Minerals International Inc.	30,649	1,922,305

Electric Utilities — 19.1%
ALLETE Inc.	41,517	2,789,527
Alliant Energy Corp.	54,581	2,956,107
American Electric Power Co. Inc.	33,463	2,834,316
Avangrid Inc.	57,323	2,855,259
Duke Energy Corp.	29,822	2,878,718
Edison International	45,778	2,682,591
Entergy Corp.	29,620	2,946,301
Evergy Inc.	47,719	2,840,712
Eversource Energy	32,745	2,835,390
Exelon Corp.	66,624	2,914,134
FirstEnergy Corp.	79,542	2,759,312
Hawaiian Electric Industries Inc.	70,916	3,150,798
IDACORP Inc.	29,303	2,929,421
MGE Energy Inc.	40,301	2,877,088
NextEra Energy Inc.	37,368	2,825,394
NRG Energy Inc.	66,288	2,501,046
OGE Energy Corp.	83,220	2,692,999
Otter Tail Corp.	61,613	2,844,672
PG&E Corp.(a)	243,455	2,850,858
Pinnacle West Capital Corp.	34,623	2,816,581
PNM Resources Inc.	55,691	2,731,644
Portland General Electric Co.	60,961	2,893,819
PPL Corp.	93,499	2,696,511
Southern Co. (The)	45,277	2,814,418
Xcel Energy Inc.	43,047	2,863,056

		70,780,672

Environmental & Facilities Services — 1.7%
Harsco Corp.(a)	118,205	2,027,216
Team Inc.(a)(c)	172,734	1,991,623
Tetra Tech Inc.	15,475	2,100,267

		6,119,106

Gas Utilities — 6.3%
Atmos Energy Corp.	28,809	2,847,770
Chesapeake Utilities Corp.	23,400	2,716,272
National Fuel Gas Co.	53,859	2,692,411
New Jersey Resources Corp.	65,674	2,618,422
Northwest Natural Holding Co.	51,087	2,756,144
ONE Gas Inc.	35,895	2,760,685
South Jersey Industries Inc.	99,009	2,235,623

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) March 31, 2021	iShares® U.S. Infrastructure ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Gas Utilities (continued)
Southwest Gas Holdings Inc.	28,918	$1,986,956
Spire Inc.	37,242	2,751,811

		23,366,094

Heavy Electrical Equipment — 0.8%
Babcock & Wilcox Enterprises Inc.(a)	304,067	2,879,514

Home Furnishings — 0.5%
Leggett & Platt Inc.	42,332	1,932,456

Independent Power Producers & Energy Traders — 0.7%
Vistra Corp.	148,234	2,620,777

Industrial Conglomerates — 0.6%
Carlisle Companies Inc.	13,250	2,180,685

Industrial Machinery — 1.1%
Mueller Industries Inc.	48,303	1,997,329
Omega Flex Inc.	13,054	2,060,966

		4,058,295

Multi-Utilities — 11.5%
Ameren Corp.	36,240	2,948,486
Avista Corp.	61,552	2,939,108
Black Hills Corp.	42,217	2,818,829
CenterPoint Energy Inc.	127,836	2,895,485
CMS Energy Corp.	47,704	2,920,439
Consolidated Edison Inc.	38,680	2,893,264
Dominion Energy Inc.	37,817	2,872,579
DTE Energy Co.	21,440	2,854,522
MDU Resources Group Inc.	65,268	2,063,121
NiSource Inc.	120,838	2,913,404
NorthWestern Corp.	43,374	2,827,985
Public Service Enterprise Group Inc.	46,936	2,826,017
Sempra Energy	22,173	2,939,696
Unitil Corp.	60,162	2,748,802
WEC Energy Group Inc.	31,262	2,925,811

		42,387,548

Oil & Gas Equipment & Services — 0.5%
U.S. Silica Holdings Inc.	140,130	1,722,198

Oil & Gas Storage & Transportation — 4.3%
Antero Midstream Corp.	279,220	2,521,356
EnLink Midstream LLC	529,344	2,270,886
Equitrans Midstream Corp.	349,855	2,854,817
Kinder Morgan Inc.	166,443	2,771,276
ONEOK Inc.	53,283	2,699,317
Williams Companies Inc. (The)	108,880	2,579,367

		15,697,019

Railroads — 3.1%
CSX Corp.	28,831	2,779,885
Kansas City Southern	12,468	3,290,554
Norfolk Southern Corp.	10,311	2,768,710
Union Pacific Corp.	12,595	2,776,064

		11,615,213

Renewable Electricity — 0.8%
Sunnova Energy International Inc.(a)	71,980	2,938,224

Research & Consulting Services — 0.6%
Jacobs Engineering Group Inc.	17,344	2,242,059

Specialty Chemicals — 1.6%
Avient Corp.	42,673	2,017,153

Security	Shares	Value

Specialty Chemicals (continued)
Ingevity Corp.(a)	27,600	$2,084,628
PQ Group Holdings Inc.	115,700	1,932,190

		6,033,971

Steel — 7.4%
Allegheny Technologies Inc.(a)	98,899	2,082,813
Carpenter Technology Corp.	47,956	1,973,389
Cleveland-Cliffs Inc.	141,907	2,853,750
Commercial Metals Co.	69,683	2,149,024
Haynes International Inc.	66,471	1,972,195
Mesabi Trust	73,350	2,206,368
Nucor Corp.	31,850	2,556,599
Reliance Steel & Aluminum Co.	14,288	2,175,919
Steel Dynamics Inc.	43,831	2,224,862
TimkenSteel Corp.(a)	206,782	2,429,688
United States Steel Corp.	110,404	2,889,273
Worthington Industries Inc.	29,913	2,006,863

		27,520,743

Trading Companies & Distributors — 1.8%
BlueLinx Holdings Inc.(a)	57,436	2,250,917
Boise Cascade Co.	37,822	2,262,890
H&E Equipment Services Inc.	59,706	2,268,828

		6,782,635

Water Utilities — 5.4%
American States Water Co.	37,232	2,815,484
American Water Works Co. Inc.	19,423	2,911,896
California Water Service Group	49,872	2,809,788
Essential Utilities Inc.	61,972	2,773,247
Middlesex Water Co.	37,380	2,953,768
SJW Group	42,211	2,658,871
York Water Co. (The)	61,767	3,024,730

		19,947,784

Total Common Stocks — 99.8% (Cost: $346,228,086)		368,952,576

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(d)(e)(f)	1,774,000	1,775,064
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	510,000	510,000

		2,285,064

Total Short -Term Investments — 0.6% (Cost: $2,285,061)		2,285,064

Total Investments in Securities — 100.4% (Cost: $348,513,147)		371,237,640

Other Assets, Less Liabilities — (0.4)%		(1,432,415)

Net Assets — 100.0%		$369,805,225

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® U.S. Infrastructure ETF

(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$114,457	$1,660,628	(a)	$—	$25	$(46)	$1,775,064	1,774,000	$7,404	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,000	500,000	(a)	—	—	—	510,000	510,000	70		—

					$25	$(46)	$2,285,064		$7,474		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$368,952,576	$—	$—	$368,952,576
Money Market Funds	2,285,064	—	—	2,285,064

	$371,237,640	$—	$—	$371,237,640

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments March 31, 2021	iShares® U.S. Insurance ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Insurance Brokers — 5.7%
Arthur J Gallagher & Co.	25,741	$3,211,705
Brown & Brown Inc.	31,142	1,423,501
eHealth Inc.(a)(b)	3,554	258,482

		4,893,688

Life & Health Insurance — 27.8%
Aflac Inc.	76,136	3,896,640
American Equity Investment Life Holding Co.	11,446	360,892
Athene Holding Ltd., Class A(a)	16,584	835,834
Brighthouse Financial Inc.(a)	11,663	516,088
CNO Financial Group Inc.	18,136	440,523
FBL Financial Group Inc., Class A	1,400	78,288
Genworth Financial Inc., Class A(a)	69,251	229,913
Globe Life Inc.	12,641	1,221,500
Lincoln National Corp.	23,999	1,494,418
MetLife Inc.	97,469	5,925,141
National Western Life Group Inc., Class A	326	81,174
Primerica Inc.	5,241	774,725
Principal Financial Group Inc.	33,702	2,020,772
Prudential Financial Inc.	51,483	4,690,101
Trupanion Inc.(a)	4,496	342,640
Unum Group	27,145	755,445

		23,664,094

Multi-line Insurance — 12.8%
American Financial Group Inc./OH	9,314	1,062,728
American International Group Inc.	112,139	5,181,943
American National Group Inc.	1,274	137,426
Assurant Inc.	7,705	1,092,338
Hartford Financial Services Group Inc. (The)	47,501	3,172,592
Horace Mann Educators Corp.	4,516	195,136
Watford Holdings Ltd.(a)	2,820	97,600

		10,939,763

Other Diversified Financial Services — 1.2%
Voya Financial Inc.	16,478	1,048,660

Property & Casualty Insurance — 50.8%
Allstate Corp. (The)	34,021	3,909,013
Ambac Financial Group Inc.(a)	6,422	107,504
AMERISAFE Inc.	2,666	170,624
Arch Capital Group Ltd.(a)	53,573	2,055,596
Argo Group International Holdings Ltd.	4,736	238,315
Assured Guaranty Ltd.	8,704	368,005
Axis Capital Holdings Ltd.	10,805	535,604
Chubb Ltd.	58,365	9,219,919
Cincinnati Financial Corp.	19,929	2,054,481
CNA Financial Corp.	3,751	167,407
Employers Holdings Inc.	3,165	136,285
Erie Indemnity Co., Class A, NVS	3,323	734,084
First American Financial Corp.	14,633	828,959
Hanover Insurance Group Inc. (The)	4,852	628,140

Security	Shares	Value

Property & Casualty Insurance (continued)
James River Group Holdings Ltd.	3,525	$160,810
Kemper Corp.	8,200	653,704
Kinsale Capital Group Inc.	2,882	474,954
Lemonade Inc.(a)(b)	2,386	222,208
Loews Corp.	30,183	1,547,784
Markel Corp.(a)	1,830	2,085,505
MBIA Inc.(a)	6,876	66,147
Mercury General Corp.	3,634	220,983
Old Republic International Corp.	37,684	823,019
Palomar Holdings Inc.(a)	2,967	198,908
ProAssurance Corp.	5,877	157,268
Progressive Corp. (The)	75,942	7,260,815
RLI Corp.	5,343	596,118
Safety Insurance Group Inc.	1,543	129,998
Selective Insurance Group Inc.	8,063	584,890
State Auto Financial Corp.	2,615	51,542
Travelers Companies Inc. (The)	32,705	4,918,832
United Fire Group Inc.	2,899	100,885
Universal Insurance Holdings Inc.	3,758	53,890
White Mountains Insurance Group Ltd.	414	461,569
WR Berkley Corp.	18,637	1,404,298

		43,328,063

Reinsurance — 1.4%
Alleghany Corp.(a)	1,858	1,163,647

Total Common Stocks — 99.7% (Cost: $76,480,198)		85,037,915

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	207,372	207,497
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	180,000	180,000

		387,497

Total Short -Term Investments — 0.4% (Cost: $387,491)		387,497

Total Investments in Securities — 100.1% (Cost: $76,867,689)		85,425,412

Other Assets, Less Liabilities — (0.1)%		(124,485)

Net Assets — 100.0%		$85,300,927

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® U.S. Insurance ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$724,191	$—		$(517,514	)(a)	$836	$(16)	$207,497	207,372	$11,139	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	80,000	100,000	(a)	—		—	—	180,000	180,000	110		—

						$836	$(16)	$387,497		$11,249		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P Select Sector Financial E-Mini Index	2	06/18/21	$209	$(1,355)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$1,355

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$68,587

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(5,882)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$156,240

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) March 31, 2021	iShares® U.S. Insurance ETF

Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$85,037,915	$—	$—	$85,037,915
Money Market Funds	387,497	—	—	387,497

	$85,425,412	$—	$—	$85,425,412

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(1,355)	$—	$—	$(1,355)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® U.S. Medical Devices ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Health Care Equipment — 84.4%
Abbott Laboratories	9,761,927	$1,169,869,332
ABIOMED Inc.(a)(b)	275,894	87,935,695
AngioDynamics Inc.(a)(b)	231,566	5,418,644
AtriCure Inc.(a)	277,987	18,213,708
Axogen Inc.(a)(b)	217,296	4,402,417
Axonics Modulation Technologies Inc.(a)(b)	187,439	11,225,722
Baxter International Inc.	3,080,877	259,841,166
Becton Dickinson and Co.	1,511,445	367,507,852
Boston Scientific Corp.(a)(b)	8,644,009	334,090,948
Cantel Medical Corp.(a)	229,446	18,318,969
Cardiovascular Systems Inc.(a)(b)	245,159	9,399,396
CONMED Corp.(b)	176,547	23,055,273
CryoLife Inc.(a)(b)	237,626	5,365,595
CryoPort Inc.(a)(b)	280,842	14,606,592
Danaher Corp.(b)	2,937,884	661,258,931
DexCom Inc.(a)(b)	586,647	210,835,065
Eargo Inc.(a)	63,018	3,147,749
Edwards Lifesciences Corp.(a)	3,809,351	318,614,118
Envista Holdings Corp.(a)(b)	976,445	39,838,956
GenMark Diagnostics Inc.(a)(b)	422,945	10,108,385
Glaukos Corp.(a)(b)	279,287	23,440,558
Globus Medical Inc., Class A(a)	471,414	29,072,101
Heska Corp.(a)(b)	60,365	10,169,088
Hill-Rom Holdings Inc.	404,781	44,720,205
Hologic Inc.(a)(b)	1,571,652	116,899,476
IDEXX Laboratories Inc.(a)	521,071	254,965,251
Inari Medical Inc.(a)(b)	50,510	5,404,570
Inogen Inc.(a)(b)	112,639	5,915,800
Insulet Corp.(a)(b)	403,066	105,167,981
Integer Holdings Corp.(a)(b)	201,029	18,514,771
Integra LifeSciences Holdings Corp.(a)(b)	432,285	29,866,571
Intersect ENT Inc.(a)	202,031	4,218,407
Intuitive Surgical Inc.(a)	499,552	369,138,955
iRhythm Technologies Inc.(a)(b)	177,874	24,699,584
LeMaitre Vascular Inc.	102,985	5,023,608
LivaNova PLC(a)	296,829	21,885,202
Masimo Corp.(a)(b)	310,142	71,227,212
Medtronic PLC	7,428,522	877,531,304
Mesa Laboratories Inc.(b)	29,738	7,241,203
Natus Medical Inc.(a)(b)	206,616	5,291,436
Nevro Corp.(a)(b)	211,195	29,461,702
Novocure Ltd.(a)(b)	518,488	68,533,744
NuVasive Inc.(a)(b)	313,393	20,546,045
Orthofix Medical Inc.(a)	118,715	5,146,295
Outset Medical Inc.(a)(b)	83,517	4,542,490
Penumbra Inc.(a)(b)	206,765	55,946,474
ResMed Inc.	887,559	172,204,197
Shockwave Medical Inc.(a)(b)	193,409	25,193,456

Security	Shares	Value

Health Care Equipment (continued)
STERIS PLC	520,621	$99,167,888
Stryker Corp.	1,497,581	364,780,780
Surmodics Inc.(a)	83,887	4,703,544
Tactile Systems Technology Inc.(a)	118,995	6,484,038
Tandem Diabetes Care Inc.(a)	381,261	33,646,283
Teleflex Inc.	284,793	118,320,100
TransMedics Group Inc.(a)	147,750	6,130,147
Vapotherm Inc.(a)(b)	133,564	3,208,207
Varex Imaging Corp.(a)(b)	239,103	4,899,220
Varian Medical Systems Inc.(a)	560,191	98,890,517
ViewRay Inc.(a)(b)	735,080	3,197,598
Zimmer Biomet Holdings Inc.	1,267,852	202,957,748

		6,931,408,269

Health Care Supplies — 0.4%
STAAR Surgical Co.(a)(b)	284,036	29,940,235

Life Sciences Tools & Services — 15.0%
Bio-Rad Laboratories Inc., Class A(a)	131,443	75,076,298
Bruker Corp.(b)	619,396	39,814,775
NanoString Technologies Inc.(a)(b)	271,942	17,869,309
Thermo Fisher Scientific Inc.	2,169,952	990,322,694
Waters Corp.(a)(b)	379,314	107,789,659

		1,230,872,735

Total Common Stocks — 99.8% (Cost: $6,635,624,653)		8,192,221,239

Short-Term Investments

Money Market Funds — 2.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	217,086,779	217,217,031
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	8,910,000	8,910,000

		226,127,031

Total Short -Term Investments — 2.8% (Cost: $225,989,234)		226,127,031

Total Investments in Securities — 102.6% (Cost: $6,861,613,887)		8,418,348,270

Other Assets, Less Liabilities — (2.6)%		(211,427,721)

Net Assets — 100.0%		$8,206,920,549

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) March 31, 2021	iShares® U.S. Medical Devices ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$168,274,046	$48,719,413	(a)	$—		$180,742	$42,830	$217,217,031	217,086,779	$796,828	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	9,823,000	—		(913,000	)(a)	—	—	8,910,000	8,910,000	12,982		—

						$180,742	$42,830	$226,127,031		$809,810		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-mini S&P Select Sector Health Care Index	81	06/18/21	$9,534	$231,075
S&P Select Sector Technology E-Mini Index	27	06/18/21	3,610	69,753

				$300,828

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$300,828

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$5,533,241

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(218,791)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$14,693,192

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® U.S. Medical Devices ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$8,192,221,239	$—	$—	$8,192,221,239
Money Market Funds	226,127,031	—	—	226,127,031

	$8,418,348,270	$—	$—	$8,418,348,270

Derivative financial instruments(a)
Assets
Futures Contracts	$300,828	$—	$—	$300,828

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments March 31, 2021	iShares® U.S. Oil & Gas Exploration & Production ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Oil & Gas Exploration & Production — 68.3%
Antero Resources Corp.(a)(b)	202,636	$2,066,887
APA Corp.	276,323	4,946,182
Bonanza Creek Energy Inc.(a)(b)	13,618	486,571
Brigham Minerals Inc., Class A	27,061	396,173
Cabot Oil & Gas Corp.	292,091	5,485,469
Callon Petroleum Co.(a)(b)	33,750	1,301,063
Centennial Resource Development Inc./DE, Class A(a)	134,618	565,396
Cimarex Energy Co.	75,182	4,465,059
CNX Resources Corp.(a)	160,667	2,361,805
ConocoPhillips	812,771	43,052,480
Continental Resources Inc./OK	45,400	1,174,498
Denbury Inc.(a)(b)	36,563	1,751,002
Devon Energy Corp.	433,151	9,464,349
Diamondback Energy Inc.	132,218	9,716,701
EOG Resources Inc.	350,108	25,393,333
EQT Corp.	203,922	3,788,871
Hess Corp.	165,771	11,729,956
Kosmos Energy Ltd.	298,250	915,628
Magnolia Oil & Gas Corp., Class A(a)	98,811	1,134,350
Marathon Oil Corp.	577,267	6,165,212
Matador Resources Co.	80,265	1,882,214
Murphy Oil Corp.	105,585	1,732,650
Northern Oil and Gas Inc.(a)	33,913	409,669
Ovintiv Inc.	190,031	4,526,538
PDC Energy Inc.(a)	72,967	2,510,065
Pioneer Natural Resources Co.	74,142	11,775,232
Range Resources Corp.(a)	189,088	1,953,279
SM Energy Co.	78,036	1,277,449
Southwestern Energy Co.(a)	473,497	2,201,761
Tellurian Inc.(a)(b)	155,386	363,603
Whiting Petroleum Corp.(a)	28,520	1,011,034

		166,004,479

Oil & Gas Refining & Marketing — 24.6%
Clean Energy Fuels Corp.(a)	84,093	1,155,438
CVR Energy Inc.	21,321	408,937
Delek U.S. Holdings Inc.	45,323	987,135
HollyFrontier Corp.	109,269	3,909,645

Security	Shares	Value

Oil & Gas Refining & Marketing (continued)
Marathon Petroleum Corp.	339,414	$18,155,255
New Fortress Energy Inc.(b)	12,770	586,271
Par Pacific Holdings Inc.(a)(b)	29,227	412,685
PBF Energy Inc., Class A	70,260	994,179
Phillips 66	262,057	21,368,128
Valero Energy Corp.	144,420	10,340,472
World Fuel Services Corp.	46,162	1,624,902

		59,943,047

Oil & Gas Storage & Transportation — 6.9%
Cheniere Energy Inc.(a)	158,805	11,435,548
Targa Resources Corp.	167,211	5,308,949

		16,744,497

Total Common Stocks — 99.8% (Cost: $284,366,128)		242,692,023

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	2,449,700	2,451,170
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	470,000	470,000

		2,921,170

Total Short -Term Investments — 1.2% (Cost: $2,920,321)		2,921,170

Total Investments in Securities — 101.0% (Cost: $287,286,449)		245,613,193

Other Assets, Less Liabilities — (1.0)%		(2,440,177)

Net Assets — 100.0%		$243,173,016

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$3,061,984	$—		$(615,792	)(a)	$5,075	$(97)	$2,451,170	2,449,700	$56,680	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	427,000	43,000	(a)	—		—	—	470,000	470,000	358		—

						$5,075	$(97)	$2,921,170		$57,038		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® U.S. Oil & Gas Exploration & Production ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P Select Sector Energy E-Mini Index	9	06/18/21	$458	$(24,092)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$24,092

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$357,669

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(28,580)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$268,082

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$242,692,023	$—	$—	$242,692,023
Money Market Funds	2,921,170	—	—	2,921,170

	$245,613,193	$—	$—	$245,613,193

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(24,092)	$—	$—	$(24,092)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments March 31, 2021	iShares® U.S. Oil Equipment & Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Oil & Gas Drilling — 11.6%
Helmerich & Payne Inc.	590,074	$15,908,395
Nabors Industries Ltd.	44,048	4,116,286
Patterson-UTI Energy Inc.	1,271,234	9,063,898
Transocean Ltd.(a)(b)	3,918,495	13,910,657

		42,999,236

Oil & Gas Equipment & Services — 88.2%
Archrock Inc.	869,253	8,249,211
Baker Hughes Co.	802,271	17,337,076
Bristow Group Inc.(a)	157,607	4,078,869
Cactus Inc., Class A	360,513	11,038,908
ChampionX Corp.(a)	800,649	17,398,103
Core Laboratories NV(b)	301,864	8,690,665
DMC Global Inc.	104,528	5,671,689
Dril-Quip Inc.(a)	239,978	7,974,469
Frank’s International NV(a)	833,608	2,959,308
Halliburton Co.	3,755,859	80,600,734
Helix Energy Solutions Group Inc.(a)(b)	962,941	4,862,852
Liberty Oilfield Services Inc., Class A	549,247	6,200,999
NexTier Oilfield Solutions Inc.(a)	1,097,487	4,082,652
NOV Inc.	1,167,142	16,013,188
Oceaneering International Inc.(a)(b)	673,987	7,696,931
Oil States International Inc.(a)	416,313	2,510,367
ProPetro Holding Corp.(a)	553,936	5,904,958
Schlumberger Ltd.	3,262,557	88,708,925
Select Energy Services Inc., Class A(a)(b)	426,845	2,125,688
Technip Energies NV, ADR(a)	1	15
TechnipFMC PLC	2,151,861	16,612,367
Tidewater Inc.(a)	211,552	2,650,747

Security	Shares	Value

Oil & Gas Equipment & Services (continued)
U.S. Silica Holdings Inc.	503,909	$6,193,042

		327,561,763

Total Common Stocks — 99.8% (Cost: $380,803,471)		370,560,999

Short-Term Investments

Money Market Funds — 2.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	8,716,537	8,721,767
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	630,000	630,000

		9,351,767

Total Short -Term Investments — 2.5% (Cost: $9,349,379)		9,351,767

Total Investments in Securities — 102.3% (Cost: $390,152,850)		379,912,766

Other Assets, Less Liabilities — (2.3)%		(8,397,053)

Net Assets — 100.0%		$371,515,713

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$2,792,356	$5,927,996	(a)	$—	$(265)	$1,680	$8,721,767	8,716,537	$94,753	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	630,000	(a)	—	—	—	630,000	630,000	211		—

					$(265)	$1,680	$9,351,767		$94,964		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® U.S. Oil Equipment & Services ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P Select Sector Energy E-Mini Index	18	06/18/21	$916	$(7,379)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$7,379

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$107,791

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(19,563)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$433,540

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$370,560,999	$—	$—	$370,560,999
Money Market Funds	9,351,767	—	—	9,351,767

	$379,912,766	$—	$—	$379,912,766

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(7,379)	$—	$—	$(7,379)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments March 31, 2021	iShares® U.S. Pharmaceuticals ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 3.7%
Amicus Therapeutics Inc.(a)	346,366	$3,422,096
Catalyst Pharmaceuticals Inc.(a)(b)	127,869	589,476
ChemoCentryx Inc.(a)	66,620	3,413,609
Ironwood Pharmaceuticals Inc.(a)(b)	213,946	2,391,916
Madrigal Pharmaceuticals Inc.(a)(b)	12,780	1,494,877
Spectrum Pharmaceuticals Inc.(a)(b)	190,060	619,596
Vanda Pharmaceuticals Inc.(a)	72,949	1,095,694

		13,027,264

Pharmaceuticals — 96.1%
Aerie Pharmaceuticals Inc.(a)(b)	62,361	1,114,391
Amneal Pharmaceuticals Inc.(a)	151,169	1,017,367
Amphastar Pharmaceuticals Inc.(a)(b)	48,611	890,554
Arvinas Inc.(a)	43,524	2,876,936
Atea Pharmaceuticals Inc.(a)(b)	16,472	1,017,146
Axsome Therapeutics Inc.(a)(b)	35,299	1,998,629
Bristol-Myers Squibb Co.	260,438	16,441,451
Cara Therapeutics Inc.(a)(b)	57,014	1,237,774
Catalent Inc.(a)	153,988	16,216,476
Collegium Pharmaceutical Inc.(a)	46,197	1,094,869
Corcept Therapeutics Inc.(a)(b)	140,335	3,338,570
Elanco Animal Health Inc.(a)	484,786	14,276,948
Eli Lilly & Co.	77,254	14,432,592
Endo International PLC(a)	306,375	2,270,239
Horizon Therapeutics PLC(a)	177,856	16,369,866
Innoviva Inc.(a)(b)	83,556	998,494
Intra-Cellular Therapies Inc.(a)	94,646	3,211,339
Jazz Pharmaceuticals PLC(a)	74,865	12,305,560
Johnson & Johnson	498,571	81,940,144
Merck & Co. Inc.	259,327	19,991,519
NGM Biopharmaceuticals Inc.(a)	30,347	882,187
Omeros Corp.(a)(b)	82,321	1,465,314
Pacira BioSciences Inc.(a)(b)	58,301	4,086,317
Perrigo Co. PLC	176,907	7,159,426
Pfizer Inc.	1,716,570	62,191,331
Phathom Pharmaceuticals Inc.(a)(b)	17,426	654,521
Phibro Animal Health Corp., Class A	26,929	657,068
Prestige Consumer Healthcare Inc.(a)	66,279	2,921,578

Security	Shares	Value

Pharmaceuticals (continued)
Provention Bio Inc.(a)(b)	71,595	$751,390
Reata Pharmaceuticals Inc., Class A(a)(b)	35,352	3,524,594
Relmada Therapeutics Inc.(a)	18,102	637,371
Revance Therapeutics Inc.(a)(b)	88,232	2,466,084
Royalty Pharma PLC, Class A	113,497	4,950,739
TherapeuticsMD Inc.(a)(b)	463,338	620,873
Theravance Biopharma Inc.(a)(b)	66,692	1,361,184
Viatris Inc.(a)	1,128,863	15,770,216
Zoetis Inc.	105,026	16,539,495
Zogenix Inc.(a)(b)	74,083	1,446,100

		341,126,652

Total Common Stocks — 99.8% (Cost: $326,108,135)		354,153,916

Short-Term Investments

Money Market Funds — 4.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	15,765,077	15,774,536
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	440,000	440,000

		16,214,536

Total Short-Term Investments — 4.6% (Cost: $16,206,678)		16,214,536

Total Investments in Securities — 104.4% (Cost: $342,314,813)		370,368,452

Other Assets, Less Liabilities — (4.4)%		(15,606,408)

Net Assets — 100.0%		$354,762,044

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$8,519,755	$7,255,995	(a)	$—		$(3,346)	$2,132	$15,774,536	15,765,077	$117,844	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	676,000	—		(236,000	)(a)	—	—	440,000	440,000	807		—

						$(3,346)	$2,132	$16,214,536		$118,651		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® U.S. Pharmaceuticals ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-mini S&P Select Sector Health Care Index	5	06/18/21	$589	$9,759

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$9,759

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$155,363

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(65,830)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$823,692

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$354,153,916	$—	$—	$354,153,916
Money Market Funds	16,214,536	—	—	16,214,536

	$370,368,452	$—	$—	$370,368,452

Derivative financial instruments(a)
Assets
Futures Contracts	$9,759	$—	$—	$9,759

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments March 31, 2021	iShares® U.S. Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Diversified REITs — 2.6%
PS Business Parks Inc.	76,497	$11,824,906
STORE Capital Corp.	920,871	30,849,179
VEREIT Inc.	879,233	33,955,978
WP Carey Inc.	673,360	47,646,954

		124,277,017

Health Care REITs — 8.9%
Healthcare Realty Trust Inc.	536,505	16,266,832
Healthcare Trust of America Inc., Class A(a)	839,787	23,161,325
Healthpeak Properties Inc.	2,067,950	65,636,733
Medical Properties Trust Inc.	2,226,572	47,381,452
National Health Investors Inc.	173,520	12,542,026
Omega Healthcare Investors Inc.	889,777	32,592,531
Physicians Realty Trust	808,491	14,286,036
Sabra Health Care REIT Inc.	809,002	14,044,275
Ventas Inc.	1,438,275	76,717,588
Welltower Inc.	1,602,266	114,770,314

		417,399,112

Hotel & Resort REITs — 1.0%
Host Hotels & Resorts Inc.	2,707,851	45,627,289

Industrial REITs — 10.2%
Americold Realty Trust	968,829	37,270,852
Duke Realty Corp.	1,434,852	60,163,344
EastGroup Properties Inc.	152,272	21,817,532
First Industrial Realty Trust Inc.	495,730	22,699,477
Lexington Realty Trust	1,057,891	11,753,169
Prologis Inc.	2,825,611	299,514,766
Rexford Industrial Realty Inc.	504,558	25,429,723

		478,648,863

Mortgage REITs — 3.1%
AGNC Investment Corp.	2,064,997	34,609,350
Annaly Capital Management Inc.	5,368,747	46,171,224
Blackstone Mortgage Trust Inc., Class A	564,496	17,499,376
New Residential Investment Corp.	1,592,442	17,914,972
Starwood Property Trust Inc.	1,095,850	27,111,329

		143,306,251

Office REITs — 6.8%
Alexandria Real Estate Equities Inc.	488,011	80,180,207
Boston Properties Inc.	544,284	55,114,198
Corporate Office Properties Trust	427,398	11,253,389
Cousins Properties Inc.	570,352	20,161,943
Douglas Emmett Inc.	633,269	19,884,647
Equity Commonwealth	464,079	12,901,396
Highwoods Properties Inc.	398,974	17,131,944
Hudson Pacific Properties Inc.	579,552	15,723,246
JBG SMITH Properties	421,807	13,409,245
Kilroy Realty Corp.	406,540	26,681,220
SL Green Realty Corp.	266,252	18,634,977
Vornado Realty Trust	602,389	27,342,437

		318,418,849

Real Estate Development — 0.4%
Howard Hughes Corp. (The)(b)	173,505	16,505,531

Real Estate Services — 2.9%
CBRE Group Inc., Class A(b)	1,288,310	101,918,204
Jones Lang LaSalle Inc.(b)	196,219	35,131,050

		137,049,254

Security	Shares	Value

Research & Consulting Services — 2.7%
CoStar Group Inc.(b)	151,285	$124,339,628

Residential REITs — 14.4%
American Campus Communities Inc.	528,413	22,811,589
American Homes 4 Rent, Class A	1,031,539	34,391,510
Apartment Income REIT Corp.	578,436	24,733,923
Apartment Investment & Management Co., Class A	572,525	3,515,304
AvalonBay Communities Inc.	535,640	98,830,937
Camden Property Trust	374,532	41,164,812
Equity LifeStyle Properties Inc.	650,850	41,420,094
Equity Residential	1,316,154	94,276,111
Essex Property Trust Inc.	249,500	67,824,080
Invitation Homes Inc.	2,177,495	69,658,065
Mid-America Apartment Communities Inc.	439,124	63,391,941
Sun Communities Inc.	428,476	64,288,539
UDR Inc.	1,139,462	49,976,803

		676,283,708

Retail REITs — 8.5%
Brixmor Property Group Inc.	1,139,300	23,048,039
Federal Realty Investment Trust	268,112	27,199,963
Kimco Realty Corp.	1,660,135	31,127,531
National Retail Properties Inc.	672,875	29,653,601
Realty Income Corp.	1,433,391	91,020,329
Regency Centers Corp.	606,341	34,385,598
Simon Property Group Inc.	1,261,055	143,470,227
Spirit Realty Capital Inc.	440,956	18,740,630

		398,645,918

Specialized Real Estate Investment Trusts (REITs) — 38.1%
American Tower Corp.	1,697,971	405,916,947
CoreSite Realty Corp.	164,204	19,679,849
Crown Castle International Corp.	1,648,025	283,674,543
CubeSmart	766,642	29,002,067
CyrusOne Inc.	462,450	31,317,114
Digital Realty Trust Inc.	1,079,176	151,991,148
Equinix Inc.	316,343	214,983,539
Extra Space Storage Inc.	506,857	67,183,895
Gaming and Leisure Properties Inc.	840,015	35,641,837
Iron Mountain Inc.	1,107,220	40,978,212
Lamar Advertising Co., Class A	332,037	31,184,915
Life Storage Inc.	289,710	24,900,575
PotlatchDeltic Corp.	257,057	13,603,457
Public Storage	583,757	144,047,877
Rayonier Inc.	529,133	17,064,539
SBA Communications Corp.	419,681	116,482,462
VICI Properties Inc.	2,060,197	58,179,963
Weyerhaeuser Co.	2,870,583	102,192,755

		1,788,025,694

Total Common Stocks — 99.6% (Cost: $5,070,084,074)		4,668,527,114

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	1,931,627	1,932,786

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® U.S. Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	4,890,000	$4,890,000

		6,822,786

Total Short-Term Investments — 0.2% (Cost: $6,819,695)		6,822,786

Total Investments in Securities — 99.8% (Cost: $5,076,903,769)		4,675,349,900

Other Assets, Less Liabilities — 0.2%		11,696,637

Net Assets — 100.0%		$4,687,046,537

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$15,872,514	$—	$(13,996,320	)(a)	$65,190	$(8,598)	$1,932,786	1,931,627	$154,827	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	7,010,000	—	(2,120,000	)(a)	—	—	4,890,000	4,890,000	7,252		—

					$65,190	$(8,598)	$6,822,786		$162,079		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
DJ U.S. Real Estate Index	502	06/18/21	$17,967	$215,869

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$215,869

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) March 31, 2021	iShares® U.S. Real Estate ETF

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$4,118,025

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$281,558

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$24,772,624

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$4,668,527,114	$—	$—	$4,668,527,114
Money Market Funds	6,822,786	—	—	6,822,786

	$4,675,349,900	$—	$—	$4,675,349,900

Derivative financial instruments(a)
Assets
Futures Contracts	$215,869	$—	$—	$215,869

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® U.S. Regional Banks ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Diversified Banks — 11.9%
U.S. Bancorp	1,446,840	$ 80,024,720

Regional Banks — 86.2%
Bank of Hawaii Corp.	43,643	3,905,612
BankUnited Inc.	53,269	2,341,173
BOK Financial Corp.	33,211	2,966,406
Cathay General Bancorp.	81,985	3,343,348
CIT Group Inc.	104,873	5,402,008
Citizens Financial Group Inc.	450,383	19,884,409
Comerica Inc.	148,501	10,653,462
Commerce Bancshares Inc.	112,790	8,640,842
Cullen/Frost Bankers Inc.	59,976	6,522,990
East West Bancorp. Inc.	150,116	11,078,561
Fifth Third Bancorp.	753,874	28,232,581
First Citizens BancShares Inc./NC, Class A	7,667	6,407,849
First Financial Bankshares Inc.	152,308	7,117,353
First Hawaiian Inc.	142,075	3,888,593
First Horizon Corp.	590,144	9,979,335
First Republic Bank/CA	186,265	31,059,689
FNB Corp.	349,324	4,436,415
Fulton Financial Corp.	178,470	3,039,344
Glacier Bancorp. Inc.	102,063	5,825,756
Hancock Whitney Corp.	94,467	3,968,559
Home BancShares Inc./AR	165,056	4,464,765
Huntington Bancshares Inc./OH	1,078,293	16,950,766
International Bancshares Corp.	61,276	2,844,432
Investors Bancorp. Inc.	173,506	2,548,803
KeyCorp	1,026,435	20,508,171
M&T Bank Corp.	136,285	20,662,169
PacWest Bancorp.	125,847	4,801,063
People’s United Financial Inc.	453,106	8,110,597
Pinnacle Financial Partners Inc.	81,635	7,237,759
PNC Financial Services Group Inc. (The)	448,358	78,646,477
Popular Inc.	90,277	6,348,279
Prosperity Bancshares Inc.	99,457	7,448,335
Regions Financial Corp.	1,017,700	21,025,682
Signature Bank/New York NY	60,451	13,667,971
Sterling Bancorp./DE	208,429	4,798,036
SVB Financial Group(a)	57,074	28,175,151
Synovus Financial Corp.	158,740	7,262,355
TCF Financial Corp.	164,111	7,624,597
Texas Capital Bancshares Inc.(a)(b)	54,029	3,831,737

Security	Shares	Value

Regional Banks (continued)
Truist Financial Corp.	1,424,450	$83,073,924
Trustmark Corp.	70,480	2,372,357
UMB Financial Corp.	47,109	4,349,574
Umpqua Holdings Corp.	239,575	4,204,541
United Bankshares Inc./WV	139,295	5,374,001
Valley National Bancorp.	437,595	6,012,555
Webster Financial Corp.	96,691	5,328,641
Western Alliance Bancorp.	109,703	10,360,351
Wintrust Financial Corp.	61,829	4,686,638
Zions Bancorp. NA	174,462	9,588,431

		581,002,443

Thrifts & Mortgage Finance — 1.6%
Capitol Federal Financial Inc.	75,678	1,002,355
New York Community Bancorp. Inc.	498,639	6,292,824
TFS Financial Corp.	54,786	1,115,991
Washington Federal Inc.	82,103	2,528,773

		10,939,943

Total Common Stocks — 99.7% (Cost: $641,245,172)		671,967,106

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	6,594	6,598
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	1,127,000	1,127,000

		1,133,598

Total Short-Term Investments — 0.2% (Cost: $1,133,598)		1,133,598

Total Investments in Securities — 99.9% (Cost: $642,378,770)		673,100,704

Other Assets, Less Liabilities — 0.1%		706,984

Net Assets — 100.0%		$673,807,688

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) March 31, 2021	iShares® U.S. Regional Banks ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$110,691	$—		$(103,404	)(a)	$(609)	$(80)	$6,598	6,594	$2,873	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	317,000	810,000	(a)	—		—	—	1,127,000	1,127,000	375		—

						$(609)	$(80)	$1,133,598		$3,248		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P Select Sector Financial E-Mini Index	13	06/18/21	$1,361	$(9,979)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$9,979

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$572,474

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(41,595)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$888,202

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® U.S. Regional Banks ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$671,967,106	$—	$—	$671,967,106
Money Market Funds	1,133,598	—	—	1,133,598

	$673,100,704	$—	$—	$673,100,704

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(9,979)	$—	$—	$(9,979)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments March 31, 2021	iShares® U.S. Telecommunications ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Alternative Carriers — 11.5%
Anterix Inc.(a)	15,060	$710,229
Globalstar Inc.(a)(b)	789,950	1,066,432
Iridium Communications Inc.(a)	151,033	6,230,111
Liberty Global PLC, Class A(a)	180,801	4,639,354
Liberty Global PLC, Class C, NVS(a)(b)	455,848	11,642,358
Liberty Latin America Ltd., Class A(a)	62,643	803,710
Liberty Latin America Ltd., Class C, NVS(a)(b)	194,466	2,524,169
Lumen Technologies Inc.	1,261,728	16,844,069
ORBCOMM Inc.(a)	101,080	771,240
Vonage Holdings Corp.(a)	299,318	3,537,939

		48,769,611

Communications Equipment — 32.3%
ADTRAN Inc.	61,782	1,030,524
Applied Optoelectronics Inc.(a)	31,653	264,619
Arista Networks Inc.(a)(b)	69,030	20,839,467
CalAmp Corp.(a)	44,755	485,592
Ciena Corp.(a)(b)	198,312	10,851,632
Cisco Systems Inc.	388,947	20,112,449
CommScope Holding Co. Inc.(a)	256,691	3,942,774
Comtech Telecommunications Corp.	33,299	827,147
EchoStar Corp., Class A(a)	64,493	1,547,832
Extreme Networks Inc.(a)	157,955	1,382,106
F5 Networks Inc.(a)	78,798	16,438,839
Harmonic Inc.(a)(b)	128,896	1,010,545
Inseego Corp.(a)(b)	84,684	846,840
Juniper Networks Inc.	419,448	10,624,618
Lumentum Holdings Inc.(a)	96,755	8,838,569
Motorola Solutions Inc.	105,660	19,869,363
NETGEAR Inc.(a)(b)	39,112	1,607,503
NetScout Systems Inc.(a)(b)	93,865	2,643,238
Plantronics Inc.	47,992	1,867,369
Ribbon Communications Inc.(a)	150,694	1,237,198
Ubiquiti Inc.	9,633	2,873,524
ViaSat Inc.(a)(b)	83,181	3,998,511
Viavi Solutions Inc.(a)	292,347	4,589,848

		137,730,107

Consumer Electronics — 4.6%
Garmin Ltd.	148,019	19,516,305

Integrated Telecommunication Services — 45.5%
AT&T Inc.	3,131,419	94,788,053

Security	Shares	Value

Integrated Telecommunication Services (continued)
ATN International Inc.	14,021	$688,712
Cincinnati Bell Inc.(a)	65,066	998,763
Consolidated Communications Holdings Inc.(a)	93,145	670,644
Radius Global Infrastructure Inc., Class A(a)	74,675	1,097,722
Verizon Communications Inc.	1,645,257	95,671,695

		193,915,589

Wireless Telecommunication Services — 6.0%
Shenandoah Telecommunications Co.	63,820	3,115,054
Spok Holdings Inc.	22,962	240,871
T-Mobile U.S. Inc.(a)	147,415	18,469,625
Telephone and Data Systems Inc.	127,288	2,922,533
U.S. Cellular Corp.(a)(b)	18,998	693,047

		25,441,130

Total Common Stocks — 99.9% (Cost: $419,818,875)		425,372,742

Short-Term Investments

Money Market Funds — 3.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	13,801,925	13,810,207
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	550,000	550,000

		14,360,207

Total Short -Term Investments — 3.4% (Cost: $14,355,246)		14,360,207

Total Investments in Securities — 103.3% (Cost: $434,174,121)		439,732,949

Other Assets, Less Liabilities — (3.3)%		(13,851,140)

Net Assets — 100.0%		$425,881,809

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® U.S. Telecommunications ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$25,707,632	$—		$(11,911,337	)(a)	$14,480	$(568)	$13,810,207	13,801,925	$82,065	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	450,000	100,000	(a)	—		—	—	550,000	550,000	406		—

						$14,480	$(568)	$14,360,207		$82,471		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 400 E-Mini Index	2	06/18/21	$192	$(3,518)
S&P MidCap 400 E-Mini Index	1	06/18/21	261	(1,077)

				$(4,595)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$4,595

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$453,000

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(12,974)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$480,927

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) March 31, 2021	iShares® U.S. Telecommunications ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$425,372,742	$—	$—	$425,372,742
Money Market Funds	14,360,207	—	—	14,360,207

	$439,732,949	$—	$—	$439,732,949

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(4,595)	$—	$—	$(4,595)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2021

	iShares Focused Value Factor ETF	iShares U.S. Aerospace & Defense ETF		iShares U.S. Broker-Dealers & Securities Exchanges ETF	iShares U.S. Healthcare Providers ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$39,932,971	$2,959,409,132		$409,200,267	$1,142,868,744
Affiliated(c)	217,200	55,185,314		760,000	60,195,877
Cash	2,160	23,501		10,508	4,984
Cash pledged:
Futures contracts	—	217,000		44,000	56,000
Receivables:
Securities lending income — Affiliated	3	10,708		105	7,041
Variation margin on futures contracts	—	—		—	1,432
Dividends	25,289	152,843		62,959	162,076

Total assets	40,177,623	3,014,998,498		410,077,839	1,203,296,154

LIABILITIES
Collateral on securities loaned, at value	167,200	51,384,502		—	59,049,007
Payables:
Investments purchased	—	—		—	140,184
Variation margin on futures contracts	—	7,710		133	—
Capital shares redeemed	—	6,116		—	—
Investment advisory fees	7,774	987,203		130,027	383,983

Total liabilities	174,974	52,385,531		130,160	59,573,174

NET ASSETS	$40,002,649	$2,962,612,967		$409,947,679	$1,143,722,980

NET ASSETS CONSIST OF:
Paid-in capital	$38,987,596	$3,503,417,611		$409,803,943	$1,067,531,699
Accumulated earnings (loss)	1,015,053	(540,804,644)		143,736	76,191,281

NET ASSETS	$40,002,649	$2,962,612,967		$409,947,679	$1,143,722,980

Shares outstanding	750,000	28,450,000	(d)	4,450,000	4,550,000

Net asset value	$53.34	$104.13	(d)	$92.12	$251.37

Shares authorized	Unlimited	Unlimited		Unlimited	Unlimited

Par value	None	None		None	None

(a) Securities loaned, at value	$163,933	$50,631,720		$—	$59,927,047
(b) Investments, at cost — Unaffiliated	$29,237,389	$2,729,526,724		$371,604,991	$931,657,119
(c) Investments, at cost — Affiliated	$217,200	$55,130,397		$760,000	$60,177,321
(d) Shares outstanding and net asset value per share reflect a two-for-one stock split effective after the close of trading on December 4, 2020.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Assets and Liabilities  (continued)

March 31, 2021

	iShares U.S. Home Construction ETF	iShares U.S. Infrastructure ETF	iShares U.S. Insurance ETF	iShares U.S. Medical Devices ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$2,643,887,679	$368,952,576	$85,037,915	$8,192,221,239
Affiliated(c)	32,893,054	2,285,064	387,497	226,127,031
Cash	618	2,643	3,006	1,588
Cash pledged:
Futures contracts	—	—	16,000	840,000
Receivables:
Securities lending income — Affiliated	5,278	1,578	68	26,937
Variation margin on futures contracts	—	—	—	80,713
Capital shares sold	77,765	122,193	—	—
Dividends	894,698	362,924	103,411	7,646,468

Total assets	2,677,759,092	371,726,978	85,547,897	8,426,943,976

LIABILITIES
Collateral on securities loaned, at value	31,353,170	1,775,180	208,384	217,076,450
Payables:
Investments purchased	—	49,975	8,505	—
Variation margin on futures contracts	—	—	1,573	—
Capital shares redeemed	25,865	—	—	120,039
Investment advisory fees	807,482	96,598	28,508	2,826,938

Total liabilities	32,186,517	1,921,753	246,970	220,023,427

NET ASSETS	$2,645,572,575	$369,805,225	$85,300,927	$8,206,920,549

NET ASSETS CONSIST OF:
Paid-in capital	$2,482,557,249	$350,204,107	$80,595,679	$6,780,704,944
Accumulated earnings	163,015,326	19,601,118	4,705,248	1,426,215,605

NET ASSETS	$2,645,572,575	$369,805,225	$85,300,927	$8,206,920,549

Shares outstanding	39,000,000	10,700,000	1,150,000	24,850,000

Net asset value	$67.84	$34.56	$74.17	$330.26

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$30,779,153	$1,807,671	$211,414	$218,274,815
(b) Investments, at cost — Unaffiliated	$2,334,471,014	$346,228,086	$76,480,198	$6,635,624,653
(c) Investments, at cost — Affiliated	$32,886,255	$2,285,061	$387,491	$225,989,234

See notes to financial statements.

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

March 31, 2021

	iShares U.S. Oil & Gas Exploration & Production ETF	iShares U.S. Oil Equipment & Services ETF	iShares U.S. Pharmaceuticals ETF	iShares U.S. Real Estate ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$242,692,023	$370,560,999	$354,153,916	$4,668,527,114
Affiliated(c)	2,921,170	9,351,767	16,214,536	6,822,786
Cash	10,521	23,606	273	—
Cash pledged:
Futures contracts	40,000	45,000	32,000	1,055,000
Receivables:
Investments sold	—	991,513	—	—
Securities lending income — Affiliated	700	1,599	2,670	2,976
Variation margin on futures contracts	—	—	333	—
Capital shares sold	—	1,779	—	566,897
Dividends	48,040	164,417	251,545	14,213,149

Total assets	245,712,454	381,140,680	370,655,273	4,691,187,922

LIABILITIES
Bank overdraft	—	—	—	70,512
Collateral on securities loaned, at value	2,438,342	8,715,543	15,771,410	1,892,806
Payables:
Investments purchased	—	794,596	—	—
Variation margin on futures contracts	3,710	5,571	—	66,958
Capital shares redeemed	9,714	—	—	542,556
Investment advisory fees	87,672	109,257	121,819	1,568,553

Total liabilities	2,539,438	9,624,967	15,893,229	4,141,385

NET ASSETS	$243,173,016	$371,515,713	$354,762,044	$4,687,046,537

NET ASSETS CONSIST OF:
Paid-in capital	$481,813,575	$682,534,402	$520,507,032	$5,433,897,488
Accumulated loss	(238,640,559)	(311,018,689)	(165,744,988)	(746,850,951)

NET ASSETS	$243,173,016	$371,515,713	$354,762,044	$4,687,046,537

Shares outstanding	5,000,000	27,700,000	2,000,000	51,050,000

Net asset value	$48.63	$13.41	$177.38	$91.81

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$2,460,067	$8,711,344	$15,472,215	$1,800,229
(b) Investments, at cost — Unaffiliated	$284,366,128	$380,803,471	$326,108,135	$5,070,084,074
(c) Investments, at cost — Affiliated	$2,920,321	$9,349,379	$16,206,678	$6,819,695

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	71

Statements of Assets and Liabilities  (continued)

March 31, 2021

	iShares U.S. Regional Banks ETF	iShares U.S. Telecommunications ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$671,967,106	$425,372,742
Affiliated(c)	1,133,598	14,360,207
Cash	16,260	9,103
Cash pledged:
Futures contracts	114,000	27,000
Receivables:
Investments sold	501,312	—
Securities lending income — Affiliated	105	2,986
Variation margin on futures contracts	—	1,184
Capital shares sold	297,772	—
Dividends	1,516,051	80,082

Total assets	675,546,204	439,853,304

LIABILITIES
Collateral on securities loaned, at value	6,598	13,821,386
Payables:
Investments purchased	1,512,104	—
Variation margin on futures contracts	10,917	—
Capital shares redeemed	—	5,568
Investment advisory fees	208,897	144,541

Total liabilities	1,738,516	13,971,495

NET ASSETS	$673,807,688	$425,881,809

NET ASSETS CONSIST OF:
Paid-in capital	$664,087,745	$656,483,616
Accumulated earnings (loss)	9,719,943	(230,601,807)

NET ASSETS	$673,807,688	$425,881,809

Shares outstanding	11,900,000	13,150,000

Net asset value	$56.62	$32.39

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$6,312	$ 13,576,707
(b) Investments, at cost — Unaffiliated	$641,245,172	$419,818,875
(c) Investments, at cost — Affiliated	$1,133,598	$ 14,355,246

See notes to financial statements.

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2021

	iShares Focused Value Factor ETF	iShares U.S. Aerospace & Defense ETF	iShares U.S. Broker-Dealers & Securities Exchanges ETF	iShares U.S. Healthcare Providers ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$829,406	$40,902,389	$2,967,010	$10,046,291
Dividends — Affiliated	28	3,979	165	1,590
Securities lending income — Affiliated — net	4,791	858,965	2,760	210,726
Foreign taxes withheld	(2,352)	—	—	—

Total investment income	831,873	41,765,333	2,969,935	10,258,607

EXPENSES
Investment advisory fees	60,220	11,919,557	647,588	4,161,177
Miscellaneous	—	437	437	437

Total expenses	60,220	11,919,994	648,025	4,161,614

Net investment income	771,653	29,845,339	2,321,910	6,096,993

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(9,369,163)	(439,311,184)	(3,415,323)	(2,006,230)
Investments — Affiliated	826	12,967	1,101	18,906
In-kind redemptions — Unaffiliated	1,604,986	147,033,208	6,355,128	63,346,186
Futures contracts	—	2,971,259	98,018	590,697

Net realized gain (loss)	(7,763,351)	(289,293,750)	3,038,924	61,949,559

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	21,883,984	1,323,085,243	80,319,857	326,653,954
Investments — Affiliated	184	43,540	(48)	1,320
Futures contracts	—	70,962	(11,589)	(105,426)

Net change in unrealized appreciation (depreciation)	21,884,168	1,323,199,745	80,308,220	326,549,848

Net realized and unrealized gain	14,120,817	1,033,905,995	83,347,144	388,499,407

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,892,470	$1,063,751,334	$85,669,054	$394,596,400

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Statements of Operations  (continued)

Year Ended March 31, 2021

	iShares U.S. Home Construction ETF	iShares U.S. Infrastructure ETF	iShares U.S. Insurance ETF	iShares U.S. Medical Devices ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$17,046,852	$2,145,069	$1,897,779	$54,898,021
Dividends — Affiliated	1,272	70	110	12,982
Securities lending income — Affiliated — net	120,498	7,404	11,139	796,828

Total investment income	17,168,622	2,152,543	1,909,028	55,707,831

EXPENSES
Investment advisory fees	7,732,555	292,940	271,933	32,322,722
Miscellaneous	437	437	437	437

Total expenses	7,732,992	293,377	272,370	32,323,159

Net investment income	9,435,630	1,859,166	1,636,658	23,384,672

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(36,606,371)	(3,137,957)	(1,712,995)	(39,914,096)
Investments — Affiliated	14,171	25	836	180,742
In-kind redemptions — Unaffiliated	446,146,755	18,100,314	4,451,267	806,971,954
Futures contracts	—	—	68,587	5,533,241

Net realized gain	409,554,555	14,962,382	2,807,695	772,771,841

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	784,780,782	23,853,774	22,564,038	1,810,389,607
Investments — Affiliated	(4,612)	(46)	(16)	42,830
Futures contracts	—	—	(5,882)	(218,791)

Net change in unrealized appreciation (depreciation)	784,776,170	23,853,728	22,558,140	1,810,213,646

Net realized and unrealized gain	1,194,330,725	38,816,110	25,365,835	2,582,985,487

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,203,766,355	$40,675,276	$27,002,493	$2,606,370,159

See notes to financial statements.

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended March 31, 2021

	iShares U.S. Oil & Gas Exploration & Production ETF	iShares U.S. Oil Equipment & Services ETF	iShares U.S. Pharmaceuticals ETF	iShares U.S. Real Estate ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$5,988,995	$2,076,253	$6,041,032	$96,159,493
Dividends — Affiliated	358	211	807	7,252
Securities lending income — Affiliated — net	56,680	94,753	117,844	154,827
Foreign taxes withheld	—	(800)	—	—

Total investment income	6,046,033	2,170,417	6,159,683	96,321,572

EXPENSES
Investment advisory fees	778,748	504,616	1,465,895	16,342,186
Miscellaneous	437	437	437	437

Total expenses	779,185	505,053	1,466,332	16,342,623

Net investment income	5,266,848	1,665,364	4,693,351	79,978,949

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(73,572,466)	(73,254,795)	(10,458,428)	(300,416,309)
Investments — Affiliated	5,075	(265)	(3,346)	65,190
In-kind redemptions — Unaffiliated	8,523,244	28,393,946	18,459,489	229,383,590
Futures contracts	357,669	107,791	155,363	4,118,025

Net realized gain (loss)	(64,686,478)	(44,753,323)	8,153,078	(66,849,504)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	166,845,247	78,383,885	83,605,487	1,033,906,885
Investments — Affiliated	(97)	1,680	2,132	(8,598)
Futures contracts	(28,580)	(19,563)	(65,830)	281,558

Net change in unrealized appreciation (depreciation)	166,816,570	78,366,002	83,541,789	1,034,179,845

Net realized and unrealized gain	102,130,092	33,612,679	91,694,867	967,330,341

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$107,396,940	$35,278,043	$96,388,218	$1,047,309,290

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	75

Statements of Operations  (continued)

Year Ended March 31, 2021

	iShares U.S. Regional Banks ETF	iShares U.S. Telecommunications ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$10,490,908	$12,084,498
Dividends — Affiliated	375	406
Securities lending income — Affiliated — net	2,873	82,065
Foreign taxes withheld	(9,813)	—

Total investment income	10,484,343	12,166,969

EXPENSES
Investment advisory fees	1,180,280	1,562,055
Miscellaneous	437	437

Total expenses	1,180,717	1,562,492

Net investment income	9,303,626	10,604,477

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(7,854,059)	(21,256,371)
Investments — Affiliated	(609)	14,480
In-kind redemptions — Unaffiliated	14,268,682	30,115,263
Futures contracts	572,474	453,000

Net realized gain	6,986,488	9,326,372

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	174,277,895	82,979,109
Investments — Affiliated	(80)	(568)
Futures contracts	(41,595)	(12,974)

Net change in unrealized appreciation (depreciation)	174,236,220	82,965,567

Net realized and unrealized gain	181,222,708	92,291,939

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$190,526,334	$102,896,416

See notes to financial statements.

76	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Focused Value Factor ETF		iShares U.S. Aerospace & Defense ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21 (a)	Year Ended 03/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$771,653	$832,369	$29,845,339	$81,215,346
Net realized gain (loss)	(7,763,351)	(432,465)	(289,293,750)	109,238,230
Net change in unrealized appreciation (depreciation)	21,884,168	(10,638,834)	1,323,199,745	(1,414,745,761)

Net increase (decrease) in net assets resulting from operations	14,892,470	(10,238,930)	1,063,751,334	(1,224,292,185)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(787,521)	(886,738)	(30,040,535)	(84,797,489)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	7,756,785	(2,340,510)	(905,501,184)	(876,138,639)

NET ASSETS
Total increase (decrease) in net assets	21,861,734	(13,466,178)	128,209,615	(2,185,228,313)
Beginning of year	18,140,915	31,607,093	2,834,403,352	5,019,631,665

End of year	$40,002,649	$18,140,915	$2,962,612,967	$2,834,403,352

(a)	Share transactions reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	77

Statements of Changes in Net Assets  (continued)

	iShares U.S. Broker-Dealers & Securities Exchanges ETF		iShares U.S. Healthcare Providers ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,321,910	$3,738,366	$6,096,993	$6,024,680
Net realized gain (loss)	3,038,924	(9,305,911)	61,949,559	13,349,638
Net change in unrealized appreciation (depreciation)	80,308,220	(15,164,462)	326,549,848	(29,986,685)

Net increase (decrease) in net assets resulting from operations	85,669,054	(20,732,007)	394,596,400	(10,612,367)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,538,244)	(3,658,799)	(6,386,427)	(6,589,181)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	185,731,316	(52,164,741)	(28,687,694)	3,493,153

NET ASSETS
Total increase (decrease) in net assets	268,862,126	(76,555,547)	359,522,279	(13,708,395)
Beginning of year	141,085,553	217,641,100	784,200,701	797,909,096

End of year	$409,947,679	$141,085,553	$1,143,722,980	$784,200,701

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

78	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares U.S. Home Construction ETF		iShares U.S. Infrastructure ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,435,630	$6,602,053	$1,859,166	$118,869
Net realized gain (loss)	409,554,555	23,568,879	14,962,382	(59,602)
Net change in unrealized appreciation (depreciation)	784,776,170	(288,252,650)	23,853,728	(1,428,430)

Net increase (decrease) in net assets resulting from operations	1,203,766,355	(258,081,718)	40,675,276	(1,369,163)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(9,561,991)	(6,569,106)	(1,833,932)	(118,715)
Return of capital	—	—	—	(14,204)

Decrease in net assets resulting from distributions to shareholders	(9,561,991)	(6,569,106)	(1,833,932)	(132,919)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	743,728,526	(175,366,107)	325,895,791	1,308,263

NET ASSETS
Total increase (decrease) in net assets	1,937,932,890	(440,016,931)	364,737,135	(193,819)
Beginning of year	707,639,685	1,147,656,616	5,068,090	5,261,909

End of year	$2,645,572,575	$707,639,685	$369,805,225	$5,068,090

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	79

Statements of Changes in Net Assets  (continued)

	iShares U.S. Insurance ETF		iShares U.S. Medical Devices ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,636,658	$1,970,351	$23,384,672	$16,366,543
Net realized gain	2,807,695	2,454,215	772,771,841	386,292,194
Net change in unrealized appreciation (depreciation)	22,558,140	(19,077,696)	1,810,213,646	(576,646,130)

Net increase (decrease) in net assets resulting from operations	27,002,493	(14,653,130)	2,606,370,159	(173,987,393)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,644,120)	(2,042,667)	(21,882,239)	(15,429,791)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(2,263,174)	(19,735,135)	1,477,573,504	677,542,405

NET ASSETS
Total increase (decrease) in net assets	23,095,199	(36,430,932)	4,062,061,424	488,125,221
Beginning of year	62,205,728	98,636,660	4,144,859,125	3,656,733,904

End of year	$85,300,927	$62,205,728	$8,206,920,549	$4,144,859,125

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

80	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

		iShares U.S. Oil & Gas Exploration & Production ETF	iShares U.S. Oil Equipment & Services ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$5,266,848	$4,070,586	$1,665,364	$2,322,858
Net realized loss	(64,686,478)	(41,687,293)	(44,753,323)	(70,893,405)
Net change in unrealized appreciation (depreciation)	166,816,570	(101,502,258)	78,366,002	(16,271,815)

Net increase (decrease) in net assets resulting from operations	107,396,940	(139,118,965)	35,278,043	(84,842,362)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(5,431,832)	(4,636,142)	(3,559,832)	(2,287,708)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	51,039,147	(42,525,842)	314,128,775	(42,439,650)

NET ASSETS
Total increase (decrease) in net assets	153,004,255	(186,280,949)	345,846,986	(129,569,720)
Beginning of year	90,168,761	276,449,710	25,668,727	155,238,447

End of year	$243,173,016	$90,168,761	$371,515,713	$25,668,727

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	81

Statements of Changes in Net Assets  (continued)

	iShares U.S. Pharmaceuticals ETF		iShares U.S. Real Estate ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,693,351	$4,885,667	$79,978,949	$106,092,992
Net realized gain (loss)	8,153,078	9,942,498	(66,849,504)	508,188,551
Net change in unrealized appreciation (depreciation)	83,541,789	(49,495,781)	1,034,179,845	(1,210,119,563)

Net increase (decrease) in net assets resulting from operations	96,388,218	(34,667,616)	1,047,309,290	(595,838,020)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,525,848)	(4,902,342)	(102,538,797)	(140,400,588)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(13,503,900)	(69,140,296)	675,178,259	(794,268,827)

NET ASSETS
Total increase (decrease) in net assets	78,358,470	(108,710,254)	1,619,948,752	(1,530,507,435)
Beginning of year	276,403,574	385,113,828	3,067,097,785	4,597,605,220

End of year	$354,762,044	$276,403,574	$4,687,046,537	$3,067,097,785

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

82	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares U.S. Regional Banks ETF		iShares U.S. Telecommunications ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,303,626	$10,867,181	$10,604,477	$10,048,913
Net realized gain (loss)	6,986,488	(10,789,970)	9,326,372	16,874,423
Net change in unrealized appreciation (depreciation)	174,236,220	(79,981,534)	82,965,567	(80,288,889)

Net increase (decrease) in net assets resulting from operations	190,526,334	(79,904,323)	102,896,416	(53,365,553)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(9,060,857)	(11,196,908)	(10,690,881)	(9,996,669)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	295,159,904	(230,804,722)	41,297,341	(108,015,033)

NET ASSETS
Total increase (decrease) in net assets	476,625,381	(321,905,953)	133,502,876	(171,377,255)
Beginning of year	197,182,307	519,088,260	292,378,933	463,756,188

End of year	$673,807,688	$197,182,307	$425,881,809	$292,378,933

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	83

Financial Highlights

(For a share outstanding throughout each period)

	iShares Focused Value Factor ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Period From 03/19/19 to 03/31/19	(a)

Net asset value, beginning of period	$30.23	$48.63	$49.43

Net investment income(b)	1.23	1.33	0.04
Net realized and unrealized gain (loss)(c)	23.04	(18.31)	(0.84)

Net increase (decrease) from investment operations	24.27	(16.98)	(0.80)

Distributions(d)
From net investment income	(1.16)	(1.42)	—

Total distributions	(1.16)	(1.42)	—

Net asset value, end of period	$53.34	$30.23	$48.63

Total Return
Based on net asset value	81.85%	(35.71)%	(1.62	)%(e)

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25	%(f)

Net investment income	3.20%	2.76%	2.36	%(f)

Supplemental Data
Net assets, end of period (000)	$40,003	$18,141	$31,607

Portfolio turnover rate(g)	70%	149%	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

84	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aerospace & Defense ETF

	Year Ended 03/31/21 (a)	Year Ended 03/31/20 (a)	Year Ended 03/31/19 (a)	Year Ended 03/31/18 (a)	Year Ended 03/31/17 (a)

Net asset value, beginning of year	$71.94	$99.80	$98.97	$74.40	$58.45

Net investment income(b)	0.89	1.69	0.89	0.78	0.86
Net realized and unrealized gain (loss)(c)	32.23	(27.74)	1.01	24.70	15.85

Net increase (decrease) from investment operations	33.12	(26.05)	1.90	25.48	16.71

Distributions(d)
From net investment income	(0.93)	(1.81)	(0.92)	(0.91)	(0.76)
From net realized gain	—	—	(0.15)	—	—

Total distributions	(0.93)	(1.81)	(1.07)	(0.91)	(0.76)

Net asset value, end of year	$104.13	$71.94	$99.80	$98.97	$74.40

Total Return
Based on net asset value	46.23%	(26.58)%	1.91%	34.40%	28.70%

Ratios to Average Net Assets
Total expenses	0.42%	0.42%	0.42%	0.43%	0.44%

Net investment income	1.04%	1.57%	0.90%	0.87%	1.24%

Supplemental Data
Net assets, end of year (000)	$2,962,613	$2,834,403	$5,019,632	$5,749,730	$2,574,090

Portfolio turnover rate(e)	49%	20%	38%	14%	14%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	85

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Broker-Dealers & Securities Exchanges ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$51.30	$58.82	$65.50	$51.31	$37.44

Net investment income(a)	1.07	1.03	0.88	0.83	0.83
Net realized and unrealized gain (loss)(b)	40.82	(7.46)	(6.51)	14.15	13.77

Net increase (decrease) from investment operations	41.89	(6.43)	(5.63)	14.98	14.60

Distributions(c)
From net investment income	(1.07)	(1.09)	(1.05)	(0.79)	(0.73)

Total distributions	(1.07)	(1.09)	(1.05)	(0.79)	(0.73)

Net asset value, end of year	$92.12	$51.30	$58.82	$65.50	$51.31

Total Return
Based on net asset value	82.40%	(11.15)%	(8.63)%	29.39%	39.27%

Ratios to Average Net Assets
Total expenses	0.41%	0.42%	0.42%	0.43%	0.44%

Net investment income	1.48%	1.60%	1.38%	1.44%	1.83%

Supplemental Data
Net assets, end of year (000)	$409,948	$141,086	$217,641	$347,155	$171,887

Portfolio turnover rate(d)	37%	15%	27%	13%	17%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

86	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Healthcare Providers ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$166.85	$167.98	$157.08	$134.12	$121.98

Net investment income(a)	1.30	1.25	0.54	0.35	0.31
Net realized and unrealized gain (loss)(b)	84.59	(1.04)	16.99	22.97	12.14

Net increase from investment operations	85.89	0.21	17.53	23.32	12.45

Distributions(c)
From net investment income	(1.37)	(1.34)	(6.63)	(0.36)	(0.31)

Total distributions	(1.37)	(1.34)	(6.63)	(0.36)	(0.31)

Net asset value, end of year	$251.37	$166.85	$167.98	$157.08	$134.12

Total Return
Based on net asset value	51.63%	0.10%	11.25%	17.40%	10.23%

Ratios to Average Net Assets
Total expenses	0.42%	0.42%	0.43%	0.43%	0.44%

Net investment income	0.61%	0.70%	0.29%	0.24%	0.25%

Supplemental Data
Net assets, end of year (000)	$1,143,723	$784,201	$797,909	$471,251	$529,775

Portfolio turnover rate(d)	27%	30%	48%	20%	12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	87

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Home Construction ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$28.94	$35.26	$39.24	$31.97	$27.09

Net investment income(a)	0.27	0.23	0.19	0.13	0.11
Net realized and unrealized gain (loss)(b)	38.89	(6.31)	(3.97)	7.28	4.89

Net increase (decrease) from investment operations	39.16	(6.08)	(3.78)	7.41	5.00

Distributions(c)
From net investment income	(0.26)	(0.24)	(0.20)	(0.14)	(0.12)

Total distributions	(0.26)	(0.24)	(0.20)	(0.14)	(0.12)

Net asset value, end of year	$67.84	$28.94	$35.26	$39.24	$31.97

Total Return
Based on net asset value	135.53%	(17.40)%	(9.60)%	23.19%	18.50%

Ratios to Average Net Assets
Total expenses	0.41%	0.42%	0.42%	0.43%	0.44%

Net investment income	0.50%	0.55%	0.53%	0.34%	0.41%

Supplemental Data
Net assets, end of year (000)	$2,645,573	$707,640	$1,147,657	$1,618,817	$1,426,069

Portfolio turnover rate(d)	14%	15%	17%	18%	12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

88	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Infrastructure ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Period From 04/03/18 to 03/31/19	(a)

Net asset value, beginning of period	$20.27	$26.31	$25.31

Net investment income(b)	0.77	0.49	0.43
Net realized and unrealized gain (loss)(c)	14.10	(6.00)	1.24

Net increase (decrease) from investment operations	14.87	(5.51)	1.67

Distributions(d)
From net investment income	(0.58)	(0.47)	(0.34)
From net realized gain	—	—	(0.33)
Return of capital	—	(0.06)	(0.00	)(e)

Total distributions	(0.58)	(0.53)	(0.67)

Net asset value, end of period	$34.56	$20.27	$26.31

Total Return
Based on net asset value	74.11%	(21.26)%	6.78	%(f)

Ratios to Average Net Assets
Total expenses	0.40%	0.40%	0.40	%(g)

Net investment income	2.54%	1.84%	1.67	%(g)

Supplemental Data
Net assets, end of period (000)	$369,805	$5,068	$5,262

Portfolio turnover rate(h)	65%	23%	43	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	89

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		iShares U.S. Insurance ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$49.76	$63.64	$64.54	$60.46	$49.91

Net investment income(a)	1.51	1.35	1.23	1.18	1.03
Net realized and unrealized gain (loss)(b)	24.37	(13.77)	(0.89)	4.20	10.48

Net increase (decrease) from investment operations	25.88	(12.42)	0.34	5.38	11.51

Distributions(c)
From net investment income	(1.47)	(1.46)	(1.24)	(1.30)	(0.96)

Total distributions	(1.47)	(1.46)	(1.24)	(1.30)	(0.96)

Net asset value, end of year	$74.17	$49.76	$63.64	$64.54	$60.46

Total Return
Based on net asset value	52.54%	(19.92)%	0.60%	8.93%	23.25%

Ratios to Average Net Assets
Total expenses	0.42%	0.42%	0.43%	0.43%	0.44%

Net investment income	2.50%	1.95%	1.94%	1.85%	1.86%

Supplemental Data
Net assets, end of year (000)	$85,301	$62,206	$98,637	$132,302	$166,264

Portfolio turnover rate(d)	10%	8%	17%	12%	14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

90	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Medical Devices ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$225.26	$231.44	$184.88	$151.42	$122.48

Net investment income(a)	0.90	0.97	0.69	0.66	0.69
Net realized and unrealized gain (loss)(b)	104.91	(6.25)	46.38	33.33	29.06

Net increase (decrease) from investment operations	105.81	(5.28)	47.07	33.99	29.75

Distributions(c)
From net investment income	(0.81)	(0.90)	(0.51)	(0.53)	(0.81)

Total distributions	(0.81)	(0.90)	(0.51)	(0.53)	(0.81)

Net asset value, end of year	$330.26	$225.26	$231.44	$184.88	$151.42

Total Return
Based on net asset value	47.02%	(2.32)%	25.50%	22.48%	24.36%

Ratios to Average Net Assets
Total expenses	0.41%	0.42%	0.43%	0.43%	0.44%

Net investment income	0.30%	0.39%	0.33%	0.38%	0.49%

Supplemental Data
Net assets, end of year (000)	$8,206,921	$4,144,859	$3,656,734	$1,719,373	$1,052,380

Portfolio turnover rate(d)	9%	9%	36%	15%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	91

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		iShares U.S. Oil & Gas Exploration & Production ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$22.83	$58.20	$63.55	$61.16	$51.96

Net investment income(a)	0.98	0.95	0.67	0.56	0.55
Net realized and unrealized gain (loss)(b)	25.92	(35.22)	(5.11)	2.49	9.25

Net increase (decrease) from investment operations	26.90	(34.27)	(4.44)	3.05	9.80

Distributions(c)
From net investment income	(1.10)	(1.10)	(0.91)	(0.66)	(0.60)

Total distributions	(1.10)	(1.10)	(0.91)	(0.66)	(0.60)

Net asset value, end of year	$48.63	$22.83	$58.20	$63.55	$61.16

Total Return
Based on net asset value	120.05%	(59.65)%	(7.06)%	5.09%	18.88%

Ratios to Average Net Assets
Total expenses	0.42%	0.42%	0.42%	0.43%	0.44%

Net investment income	2.81%	1.87%	1.00%	0.96%	0.93%

Supplemental Data
Net assets, end of year (000)	$243,173	$90,169	$276,450	$365,406	$418,955

Portfolio turnover rate(d)	21%	25%	12%	17%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

92	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		iShares U.S. Oil Equipment & Services ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18		Year Ended 03/31/17

Net asset value, beginning of year	$5.97	$ 25.24	$32.41	$42.09		$35.72

Net investment income(a)	0.14	0.47	0.34	1.18	(b)	0.33
Net realized and unrealized gain (loss)(c)	7.50	(19.27)	(7.14)		(9.61)	6.39

Net increase (decrease) from investment operations	7.64	(18.80)	(6.80)		(8.43)	6.72

Distributions(d)
From net investment income	(0.20)	(0.47)	(0.37)		(1.25)	(0.35)

Total distributions	(0.20)	(0.47)	(0.37)		(1.25)	(0.35)

Net asset value, end of year	$13.41	$ 5.97	$25.24	$32.41		$42.09

Total Return
Based on net asset value	129.06%	(75.48)%	(21.10)%	(20.19	)%(e)	18.88%

Ratios to Average Net Assets
Total expenses	0.41%	0.42%	0.42%		0.43%	0.44%

Net investment income	1.37%	2.44%	1.09%	3.37	%(b)	0.81%

Supplemental Data
Net assets, end of year (000)	$371,516	$25,669	$155,238	$204,188		$250,434

Portfolio turnover rate(f)	71%	23%	35%		25%	27%

(a)	Based on average shares outstanding.
(b)	Includes a one-time special distribution from Baker Hughes Inc. Excluding such special distribution, the net investment income would have been $0.37 per share and 1.05% of average net assets.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

Includes proceeds received from a class action litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (20.37)% for the year ended March 31, 2018.

(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	93

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Pharmaceuticals ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$134.83	$154.05	$147.20	$150.97	$137.03

Net investment income(a)	2.20	2.14	1.73	2.25	1.28
Net realized and unrealized gain (loss)(b)	42.53	(19.09)	6.91	(3.75)	14.01

Net increase (decrease) from investment operations	44.73	(16.95)	8.64	(1.50)	15.29

Distributions(c)
From net investment income	(2.18)	(2.27)	(1.79)	(2.27)	(1.35)

Total distributions	(2.18)	(2.27)	(1.79)	(2.27)	(1.35)

Net asset value, end of year	$177.38	$134.83	$154.05	$147.20	$150.97

Total Return
Based on net asset value	33.30%	(11.06)%	5.88%	(1.05)%	11.19%

Ratios to Average Net Assets
Total expenses	0.42%	0.42%	0.42%	0.43%	0.44%

Net investment income	1.33%	1.45%	1.12%	1.47%	0.87%

Supplemental Data
Net assets, end of year (000)	$354,762	$276,404	$385,114	$390,088	$717,098

Portfolio turnover rate(d)	52%	40%	51%	23%	33%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

94	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Real Estate ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$69.71	$86.99	$75.48	$78.51	$77.88

Net investment income(a)	1.67	2.16	2.28	2.22	2.19
Net realized and unrealized gain (loss)(b)	22.49	(16.61)	11.86	(2.36)	1.67

Net increase (decrease) from investment operations	24.16	(14.45)	14.14	(0.14)	3.86

Distributions(c)
From net investment income	(2.06)	(2.83)	(2.63)	(2.89)	(3.23)

Total distributions	(2.06)	(2.83)	(2.63)	(2.89)	(3.23)

Net asset value, end of year	$91.81	$69.71	$86.99	$75.48	$78.51

Total Return
Based on net asset value	35.02%	(17.14)%	19.09%	(0.29)%	5.03%

Ratios to Average Net Assets
Total expenses	0.41%	0.42%	0.42%	0.43%	0.44%

Net investment income	2.03%	2.39%	2.85%	2.80%	2.77%

Supplemental Data
Net assets, end of year (000)	$4,687,047	$3,067,098	$4,597,605	$3,596,742	$4,608,522

Portfolio turnover rate(d)	14%	8%	11%	13%	18%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	95

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Regional Banks ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$29.00	$43.44	$50.39	$44.79	$31.79

Net investment income(a)	1.32	1.20	1.01	0.80	0.71
Net realized and unrealized gain (loss)(b)	27.52	(14.32)	(6.91)	5.60	12.95

Net increase (decrease) from investment operations	28.84	(13.12)	(5.90)	6.40	13.66

Distributions(c)
From net investment income	(1.22)	(1.32)	(1.05)	(0.80)	(0.66)

Total distributions	(1.22)	(1.32)	(1.05)	(0.80)	(0.66)

Net asset value, end of year	$56.62	$29.00	$43.44	$50.39	$44.79

Total Return
Based on net asset value	101.55%	(31.09)%	(11.79)%	14.42%	43.37%

Ratios to Average Net Assets
Total expenses	0.41%	0.42%	0.42%	0.43%	0.44%

Net investment income	3.26%	2.60%	2.08%	1.68%	1.79%

Supplemental Data
Net assets, end of year (000)	$673,808	$197,182	$519,088	$902,061	$747,957

Portfolio turnover rate(d)	6%	5%	10%	4%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

96	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Telecommunications ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$24.88	$29.73	$27.06	$32.38	$30.71

Net investment income(a)	0.82	0.71	0.49	0.74	0.66
Net realized and unrealized gain (loss)(b)	7.50	(4.80)	2.71	(5.08)	1.87

Net increase (decrease) from investment operations	8.32	(4.09)	3.20	(4.34)	2.53

Distributions(c)
From net investment income	(0.81)	(0.76)	(0.53)	(0.98)	(0.86)

Total distributions	(0.81)	(0.76)	(0.53)	(0.98)	(0.86)

Net asset value, end of year	$32.39	$24.88	$29.73	$27.06	$32.38

Total Return
Based on net asset value	33.82%	(13.99)%	11.91%	(13.63)%	8.25%

Ratios to Average Net Assets
Total expenses	0.42%	0.42%	0.42%	0.43%	0.44%

Net investment income	2.82%	2.40%	1.73%	2.41%	2.02%

Supplemental Data
Net assets, end of year (000)	$425,882	$292,379	$463,756	$316,596	$519,768

Portfolio turnover rate(d)	40%	41%	35%	86%	47%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	97

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Focused Value Factor	Non-diversified
U.S. Aerospace & Defense	Non-diversified
U.S. Broker-Dealers & Securities Exchanges	Non-diversified
U.S. Healthcare Providers	Non-diversified
U.S. Home Construction	Non-diversified
U.S. Infrastructure	Non-diversified
U.S. Insurance	Non-diversified
U.S. Medical Devices	Non-diversified
U.S. Oil & Gas Exploration & Production	Non-diversified
U.S. Oil Equipment & Services	Non-diversified
U.S. Pharmaceuticals	Non-diversified
U.S. Real Estate	Diversified
U.S. Regional Banks	Non-diversified
U.S. Telecommunications	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the statement of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statement of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts ) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

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Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities

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Notes to Financial Statements  (continued)

on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA as of March 31, 2021:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Focused Value Factor
UBS AG	$163,933	$163,933		$—	$—

U.S. Aerospace & Defense
Barclays Capital Inc.	$476,770	$476,770		$—	$—
BNP Paribas Prime Brokerage International Ltd.	2,818,158	2,818,158		—	—
BNP Paribas Securities Corp.	1,100,593	1,100,593		—	—
BofA Securities, Inc.	511,200	511,200		—	—
Citigroup Global Markets Inc.	2,400,594	2,392,750		—	(7,844	)(b)
Credit Suisse Securities (USA) LLC	760,743	760,743		—	—
Deutsche Bank Securities Inc.	170,957	170,957		—	—
Goldman Sachs & Co.	1,254,486	1,251,165		—	(3,321	)(b)
HSBC Bank PLC	1,955,435	1,955,435		—	—
JPMorgan Securities LLC	31,472,042	31,472,042		—	—
National Financial Services LLC	2,731,447	2,731,447		—	—
RBC Capital Markets LLC	58,030	58,030		—	—
SG Americas Securities LLC	162,435	162,435		—	—
UBS AG	2,025,613	2,025,613		—	—
UBS Securities LLC	693,638	693,638		—	—
Virtu Americas LLC	1,854,433	1,854,433		—	—
Wells Fargo Bank, National Association	156,662	156,416		—	(246	)(b)
Wells Fargo Securities LLC	28,484	28,439		—	(45	)(b)

	$50,631,720	$50,620,264		$—	$(11,456)

U.S. Healthcare Providers
Barclays Capital Inc.	$426,312	$426,312		$—	$—
BNP Paribas Prime Brokerage International Ltd.	293,692	293,692		—	—
BofA Securities, Inc.	400,260	374,918		—	(25,342	)(b)
Citigroup Global Markets Inc.	539,796	529,156		—	(10,640	)(b)
Goldman Sachs & Co.	25,074,516	24,599,732		—	(474,784	)(b)
HSBC Bank PLC	3,127,320	3,127,320		—	—
JPMorgan Securities LLC	3,477,333	3,477,333		—	—
Morgan Stanley & Co. LLC	7,813,260	7,411,136		—	(402,124	)(b)
National Financial Services LLC	330,618	330,618		—	—
SG Americas Securities LLC	50,655	49,498		—	(1,157	)(b)
UBS AG	3,690,353	3,690,353		—	—
UBS Securities LLC	14,540,000	14,263,299		—	(276,701	)(b)
Virtu Americas LLC	162,932	162,932		—	—

	$59,927,047	$58,736,299		$—	$(1,190,748)

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Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

U.S. Home Construction
BNP Paribas Prime Brokerage International Ltd.	$1,291,182	$1,288,347		$—	$(2,835	)(b)
BNP Paribas Securities Corp.	149,310	149,310		—	—
Goldman Sachs & Co.	3,463,245	3,463,245		—	—
Morgan Stanley & Co. LLC	24,519,776	24,519,776		—	—
UBS AG	1,355,640	1,355,640		—	—

	$30,779,153	$30,776,318		$—	$(2,835)

U.S. Infrastructure
BofA Securities, Inc.	$1,716,584	$1,694,489		$—	$(22,095	)(b)
UBS AG	91,087	80,575		—	(10,512	)(b)

	$1,807,671	$1,775,064		$—	$(32,607)

U.S. Insurance
Citigroup Global Markets Inc.	$27,939	$27,393		$—	$(546	)(b)
Credit Suisse Securities (USA) LLC	176,202	172,760		—	(3,442	)(b)
HSBC Bank PLC	7,273	7,273		—	—

	$211,414	$207,426		$—	$(3,988)

U.S. Medical Devices
Barclays Bank PLC	$7,750,401	$7,750,401		$—	$—
Barclays Capital Inc.	16,118,624	16,059,990		—	(58,634	)(b)
BNP Paribas Prime Brokerage International Ltd.	43,826,516	43,448,744		—	(377,772	)(b)
BofA Securities, Inc.	5,423,074	5,390,313		—	(32,761	)(b)
Citigroup Global Markets Inc.	9,583,217	9,563,992		—	(19,225	)(b)
Credit Suisse Securities (USA) LLC	17,245,062	17,245,062		—	—
Deutsche Bank Securities Inc.	411,247	391,352		—	(19,895	)(b)
Goldman Sachs & Co.	3,280,349	3,229,745		—	(50,604	)(b)
HSBC Bank PLC	507,067	507,067		—	—
Jefferies LLC	148,538	148,538		—	—
JPMorgan Securities LLC	20,185,430	20,185,430		—	—
Morgan Stanley & Co. LLC	30,999,730	30,634,687		—	(365,043	)(b)
National Financial Services LLC	38,884,094	38,071,414		—	(812,680	)(b)
Pershing LLC	193,944	193,944		—	—
RBC Capital Markets LLC	111,707	105,468		—	(6,239	)(b)
SG Americas Securities LLC	887,839	876,217		—	(11,622	)(b)
State Street Bank & Trust Company	1,476,475	1,466,967		—	(9,508	)(b)
UBS AG	18,894,983	18,894,983		—	—
UBS Securities LLC	576,323	570,656		—	(5,667	)(b)
Virtu Americas LLC	1,022,243	1,022,243		—	—
Wells Fargo Bank, National Association	26,284	24,716		—	(1,568	)(b)
Wells Fargo Securities LLC	721,668	707,133		—	(14,535	)(b)

	$218,274,815	$216,489,062		$—	$(1,785,753)

U.S. Oil & Gas Exploration & Production
BNP Paribas Prime Brokerage International Ltd.	$468,741	$454,186		$—	$(14,555	)(b)
BofA Securities, Inc.	423,968	423,968		—	—
Citigroup Global Markets Inc.	1,454,707	1,439,043		—	(15,664	)(b)
Deutsche Bank Securities Inc.	111,733	111,733		—	—
Scotia Capital (USA) Inc.	918	890		—	(28	)(b)

	$2,460,067	$2,429,820		$—	$(30,247)

U.S. Oil Equipment & Services
BNP Paribas Prime Brokerage International Ltd.	$777,702	$777,702		$—	$—
Citigroup Global Markets Inc.	4,814,129	4,814,129		—	—
Deutsche Bank Securities Inc.	3,535	3,503		—	(32	)(b)
Morgan Stanley & Co. LLC	3,115,480	3,073,794		—	(41,686	)(b)
Scotia Capital (USA) Inc.	498	498		—	—

	$8,711,344	$8,669,626		$—	$(41,718)

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Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

U.S. Pharmaceuticals
Barclays Capital Inc.	$81,614	$81,614		$—	$—
BNP Paribas Prime Brokerage International Ltd.	3,103,797	3,103,797		—	—
BofA Securities, Inc.	900,895	900,895		—	—
Credit Suisse Securities (USA) LLC	245,086	245,086		—	—
Deutsche Bank Securities Inc.	257,664	257,664		—	—
Goldman Sachs & Co.	3,061,937	3,061,937		—	—
HSBC Bank PLC	536,307	536,307		—	—
JPMorgan Securities LLC	4,496,129	4,496,129		—	—
Morgan Stanley & Co. LLC	2,183,388	2,171,641		—	(11,747	)(b)
National Financial Services LLC	182,678	182,678		—	—
UBS AG	100,477	100,477		—	—
UBS Securities LLC	283,386	283,386		—	—
Wells Fargo Bank, National Association	38,857	38,857		—	—

	$15,472,215	$15,460,468		$—	$(11,747)

U.S. Real Estate
Wells Fargo Securities LLC	$1,800,229	$1,800,229		$—	$—

U.S. Regional Banks
HSBC Bank PLC	$6,312	$6,312		$—	$—

U.S. Telecommunications
Barclays Bank PLC	$1,419,949	$1,419,949		$—	$—
Citigroup Global Markets Inc.	5,108,000	5,108,000		—	—
Goldman Sachs & Co.	5,607,539	5,607,539		—	—
JPMorgan Securities LLC	1,260,296	1,260,296		—	—
Morgan Stanley & Co. LLC	986	986		—	—
National Financial Services LLC	179,072	179,072		—	—
UBS AG	865	865		—	—

	$13,576,707	$13,576,707		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statement of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statement of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

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Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, except for the iShares Focused Value Factor ETF and iShares U.S. Infrastructure ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $10 billion	0.48%
Over $10 billion, up to and including $20 billion	0.43
Over $20 billion, up to and including $30 billion	0.38
Over $30 billion, up to and including $40 billion	0.34
Over $40 billion, up to and including $50 billion	0.33
Over $50 billion	0.31

For its investment advisory services to the iShares Focused Value Factor ETF and iShares U.S. Infrastructure ETF, BFA is entitled to an annual investment advisory fee of 0.25% and 0.40%, respectively, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, each Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

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Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended March 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Focused Value Factor	$1,720
U.S. Aerospace & Defense	319,066
U.S. Broker-Dealers & Securities Exchanges	1,102
U.S. Healthcare Providers	86,025
U.S. Home Construction	49,881
U.S. Infrastructure	2,553
U.S. Insurance	3,805
U.S. Medical Devices	326,793
U.S. Oil & Gas Exploration & Production	20,353
U.S. Oil Equipment & Services	33,814
U.S. Pharmaceuticals	46,920
U.S. Real Estate	57,938
U.S. Regional Banks	1,192
U.S. Telecommunications	32,023

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
U.S. Aerospace & Defense	$ 358,561,369	$ 258,103,785	$ (22,296,876)
U.S. Broker-Dealers & Securities Exchanges	25,240,896	16,566,632	(1,160,286)
U.S. Healthcare Providers	133,099,403	48,249,435	(2,212,746)
U.S. Home Construction	146,408,120	55,825,501	(4,589,178)
U.S. Infrastructure	3,414,195	3,987,069	(212,367)
U.S. Insurance	2,457,179	1,141,264	(642,104)
U.S. Medical Devices	121,455,882	217,812,365	(14,023,800)
U.S. Oil & Gas Exploration & Production	14,481,755	15,116,392	(27,698,603)
U.S. Oil Equipment & Services	36,035,934	14,481,013	(6,190,490)
U.S. Pharmaceuticals	81,310,703	43,789,616	(7,047,400)
U.S. Real Estate	151,383,898	60,076,449	(33,185,189)
U.S. Regional Banks	3,482,313	2,935,292	(1,508,705)
U.S. Telecommunications	69,471,154	33,087,539	(2,163,973)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

104	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended March 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Focused Value Factor	$17,013,087	$16,987,951
U.S. Aerospace & Defense	1,363,388,754	1,366,676,391
U.S. Broker-Dealers & Securities Exchanges	59,736,960	59,493,538
U.S. Healthcare Providers	271,432,450	269,389,635
U.S. Home Construction	254,315,975	254,304,972
U.S. Infrastructure	53,123,291	53,422,413
U.S. Insurance	6,443,243	6,136,111
U.S. Medical Devices	716,568,709	708,421,476
U.S. Oil & Gas Exploration & Production	39,029,769	38,523,367
U.S. Oil Equipment & Services	88,806,721	85,955,434
U.S. Pharmaceuticals	180,188,991	179,359,184
U.S. Real Estate	619,154,900	562,743,659
U.S. Regional Banks	21,034,411	17,518,942
U.S. Telecommunications	149,513,568	149,644,533

For the year ended March 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Focused Value Factor	$14,045,118	$6,317,135
U.S. Aerospace & Defense	480,934,060	1,382,145,934
U.S. Broker-Dealers & Securities Exchanges	318,093,279	132,634,160
U.S. Healthcare Providers	334,708,640	362,624,049
U.S. Home Construction	3,608,849,896	2,866,348,381
U.S. Infrastructure	388,964,077	63,482,367
U.S. Insurance	39,570,733	42,153,110
U.S. Medical Devices	4,407,378,051	2,936,491,031
U.S. Oil & Gas Exploration & Production	295,126,795	244,519,918
U.S. Oil Equipment & Services	509,187,673	198,493,352
U.S. Pharmaceuticals	76,812,539	90,175,365
U.S. Real Estate	15,828,824,884	15,154,043,617
U.S. Regional Banks	481,293,837	189,935,081
U.S. Telecommunications	401,924,033	361,029,507

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	105

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2021, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Focused Value Factor	$1,417,932	$(1,417,932)
U.S. Aerospace & Defense	147,706,164	(147,706,164)
U.S. Broker-Dealers & Securities Exchanges	5,983,993	(5,983,993)
U.S. Healthcare Providers	69,333,069	(69,333,069)
U.S. Home Construction	493,760,285	(493,760,285)
U.S. Infrastructure	17,999,445	(17,999,445)
U.S. Insurance	4,013,531	(4,013,531)
U.S. Medical Devices	827,354,651	(827,354,651)
U.S. Oil & Gas Exploration & Production	6,544,838	(6,544,838)
U.S. Oil Equipment & Services	12,725,024	(12,725,024)
U.S. Pharmaceuticals	26,983,003	(26,983,003)
U.S. Real Estate	181,155,821	(181,155,821)
U.S. Regional Banks	12,311,695	(12,311,695)
U.S. Telecommunications	33,754,007	(33,754,007)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/21	Year Ended 03/31/20
Focused Value Factor
Ordinary income	$787,521	$886,738

U.S. Aerospace & Defense
Ordinary income	$30,040,535	$84,797,489

U.S. Broker-Dealers & Securities Exchanges
Ordinary income	$2,538,244	$3,658,799

U.S. Healthcare Providers
Ordinary income	$6,386,427	$6,589,181

U.S. Home Construction
Ordinary income	$9,561,991	$6,569,106

U.S. Infrastructure
Ordinary income	$1,833,932	$118,715
Return of capital	—	14,204

	$1,833,932	$132,919

U.S. Insurance
Ordinary income	$1,644,120	$2,042,667

U.S. Medical Devices
Ordinary income	$21,882,239	$15,429,791

U.S. Oil & Gas Exploration & Production
Ordinary income	$5,431,832	$4,636,142

U.S. Oil Equipment & Services
Ordinary income	$3,559,832	$2,287,708

U.S. Pharmaceuticals
Ordinary income	$4,525,848	$4,902,342

U.S. Real Estate
Ordinary income	$102,538,797	$140,400,588

U.S. Regional Banks
Ordinary income	$9,060,857	$11,196,908

U.S. Telecommunications
Ordinary income	$10,690,881	$9,996,669

As of March 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

106	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Focused Value Factor	$—	$(9,634,428)	$10,649,481	$1,015,053
U.S. Aerospace & Defense	—	(722,874,076)	182,069,432	(540,804,644)
U.S. Broker-Dealers & Securities Exchanges	—	(36,996,700)	37,140,436	143,736
U.S. Healthcare Providers	55,673	(122,243,181)	198,378,789	76,191,281
U.S. Home Construction	—	(145,185,143)	308,200,469	163,015,326
U.S. Infrastructure	25,234	(3,063,692)	22,639,576	19,601,118
U.S. Insurance	—	(3,367,681)	8,072,929	4,705,248
U.S. Medical Devices	5,513,471	(133,226,956)	1,553,929,090	1,426,215,605
U.S. Oil & Gas Exploration & Production	—	(184,967,068)	(53,673,491)	(238,640,559)
U.S. Oil Equipment & Services	—	(287,690,727)	(23,327,962)	(311,018,689)
U.S. Pharmaceuticals	333,348	(189,661,444)	23,583,108	(165,744,988)
U.S. Real Estate	—	(322,683,818)	(424,167,133)	(746,850,951)
U.S. Regional Banks	748,671	(20,030,231)	29,001,503	9,719,943
U.S. Telecommunications	—	(229,710,211)	(891,596)	(230,601,807)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income and the characterization of corporate actions.

For the year ended March 31, 2021, the iShares U.S. Healthcare Providers ETF utilized $402,115 of its capital loss carryforwards.

As of March 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Focused Value Factor	$29,500,690	$10,820,265	$(170,784)	$10,649,481
U.S. Aerospace & Defense	2,832,525,014	270,025,226	(87,955,794)	182,069,432
U.S. Broker-Dealers & Securities Exchanges	372,819,831	38,668,673	(1,528,237)	37,140,436
U.S. Healthcare Providers	1,004,685,832	205,260,341	(6,881,552)	198,378,789
U.S. Home Construction	2,368,580,264	311,408,184	(3,207,715)	308,200,469
U.S. Infrastructure	348,598,064	23,959,097	(1,319,521)	22,639,576
U.S. Insurance	77,352,483	10,691,065	(2,618,136)	8,072,929
U.S. Medical Devices	6,864,419,180	1,572,351,308	(18,422,218)	1,553,929,090
U.S. Oil & Gas Exploration & Production	299,286,684	12,255,002	(65,928,493)	(53,673,491)
U.S. Oil Equipment & Services	403,240,728	6,265,710	(29,593,672)	(23,327,962)
U.S. Pharmaceuticals	346,785,344	43,946,640	(20,363,532)	23,583,108
U.S. Real Estate	5,099,517,033	34,163,493	(458,330,626)	(424,167,133)
U.S. Regional Banks	644,099,201	39,609,608	(10,608,105)	29,001,503
U.S. Telecommunications	440,624,545	18,019,186	(18,910,782)	(891,596)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

N O T E S T O F I N A N C I A L S T A T E M E N T S	107

Notes to Financial Statements  (continued)

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/21		Year Ended 03/31/20
iShares ETF	Shares	Amount	Shares	Amount
Focused Value Factor
Shares sold	300,000	$14,086,524	—	$—
Shares redeemed	(150,000)	(6,329,739)	(50,000)	(2,340,510)

Net increase (decrease)	150,000	$7,756,785	(50,000)	$(2,340,510)

108	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 03/31/21			Year Ended 03/31/20
iShares ETF	Shares		Amount	Shares		Amount
U.S. Aerospace & Defense
Shares sold	5,500,000	(a)	$482,427,995	12,400,000	(a)	$1,376,639,641
Shares redeemed	(16,450,000	)(a)	(1,387,929,179)	(23,300,000	)(a)	(2,252,778,280)

Net decrease	(10,950,000)		$(905,501,184)	(10,900,000)		$(876,138,639)

U.S. Broker-Dealers & Securities Exchanges
Shares sold	3,800,000		$318,826,662	600,000		$38,074,129
Shares redeemed	(2,100,000)		(133,095,346)	(1,550,000)		(90,238,870)

Net increase (decrease)	1,700,000		$185,731,316	(950,000)		$(52,164,741)

U.S. Healthcare Providers
Shares sold	1,650,000		$341,185,827	4,650,000		$821,661,091
Shares redeemed	(1,800,000)		(369,873,521)	(4,700,000)		(818,167,938)

Net increase (decrease)	(150,000)		$(28,687,694)	(50,000)		$3,493,153

U.S. Home Construction
Shares sold	68,550,000		$3,615,477,819	77,750,000		$3,359,582,082
Shares redeemed	(54,000,000)		(2,871,749,293)	(85,850,000)		(3,534,948,189)

Net increase (decrease)	14,550,000		$743,728,526	(8,100,000)		$(175,366,107)

U.S. Infrastructure
Shares sold	12,450,000		$390,893,717	50,000		$1,308,263
Shares redeemed	(2,000,000)		(64,997,926)	—		—

Net increase	10,450,000		$325,895,791	50,000		$1,308,263

U.S. Insurance
Shares sold	650,000		$40,706,846	50,000		$3,430,500
Shares redeemed	(750,000)		(42,970,020)	(350,000)		(23,165,635)

Net decrease	(100,000)		$(2,263,174)	(300,000)		$(19,735,135)

U.S. Medical Devices
Shares sold	16,300,000		$4,424,569,395	14,250,000		$3,411,818,792
Shares redeemed	(9,850,000)		(2,946,995,891)	(11,650,000)		(2,734,276,387)

Net increase	6,450,000		$1,477,573,504	2,600,000		$677,542,405

U.S. Oil & Gas Exploration & Production
Shares sold	8,800,000		$296,903,280	1,750,000		$70,874,410
Shares redeemed	(7,750,000)		(245,864,133)	(2,550,000)		(113,400,252)

Net increase (decrease)	1,050,000		$51,039,147	(800,000)		$(42,525,842)

U.S. Oil Equipment & Services
Shares sold	45,650,000		$517,881,759	2,050,000		$31,187,835
Shares redeemed	(22,250,000)		(203,752,984)	(3,900,000)		(73,627,485)

Net increase (decrease)	23,400,000		$314,128,775	(1,850,000)		$(42,439,650)

U.S. Pharmaceuticals
Shares sold	500,000		$76,959,841	1,550,000		$231,697,191
Shares redeemed	(550,000)		(90,463,741)	(2,000,000)		(300,837,487)

Net decrease	(50,000)		$(13,503,900)	(450,000)		$(69,140,296)

U.S. Real Estate
Shares sold	191,850,000		$15,911,291,202	183,100,000		$16,374,841,039
Shares redeemed	(184,800,000)		(15,236,112,943)	(191,950,000)		(17,169,109,866)

Net increase (decrease)	7,050,000		$675,178,259	(8,850,000)		$(794,268,827)

U.S. Regional Banks
Shares sold	9,800,000		$486,698,861	800,000		$34,265,228
Shares redeemed	(4,700,000)		(191,538,957)	(5,950,000)		(265,069,950)

Net increase (decrease)	5,100,000		$295,159,904	(5,150,000)		$(230,804,722)

U.S. Telecommunications
Shares sold	14,000,000		$404,835,931	20,900,000		$610,783,233
Shares redeemed	(12,600,000)		(363,538,590)	(24,750,000)		(718,798,266)

Net increase (decrease)	1,400,000		$41,297,341	(3,850,000)		$(108,015,033)

N O T E S T O F I N A N C I A L S T A T E M E N T S	109

Notes to Financial Statements  (continued)

(a)	Share transactions reflect a two-for-one stock split effective after the close of trading on December 4, 2020.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

The Board authorized a two-for-one stock split for the iShares U.S. Aerospace & Defense ETF, effective after the close of trading on December 4, 2020, for the shareholders of record on December 2, 2020. The impact of the stock split was an increase in the number of shares outstanding by a factor of two, while decreasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Fund. The financial statements for the Fund have been adjusted to reflect the stock split.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

110	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares Focused Value Factor ETF, iShares U.S. Aerospace & Defense ETF, iShares U.S. Broker-Dealers & Securities Exchanges ETF, iShares U.S. Healthcare Providers ETF, iShares U.S. Home Construction ETF, iShares U.S. Infrastructure ETF, iShares U.S. Insurance ETF, iShares U.S. Medical Devices ETF, iShares U.S. Oil & Gas Exploration & Production ETF, iShares U.S. Oil Equipment & Services ETF, iShares U.S. Pharmaceuticals ETF, iShares U.S. Real Estate ETF, iShares U.S. Regional Banks ETF and iShares U.S. Telecommunications ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Focused Value Factor ETF, iShares U.S. Aerospace & Defense ETF, iShares U.S. Broker-Dealers & Securities Exchanges ETF, iShares U.S. Healthcare Providers ETF, iShares U.S. Home Construction ETF, iShares U.S. Infrastructure ETF, iShares U.S. Insurance ETF, iShares U.S. Medical Devices ETF, iShares U.S. Oil & Gas Exploration & Production ETF, iShares U.S. Oil Equipment & Services ETF, iShares U.S. Pharmaceuticals ETF, iShares U.S. Real Estate ETF, iShares U.S. Regional Banks ETF and iShares U.S. Telecommunications ETF (fourteen of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	111

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended March 31, 2021 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Focused Value Factor	100.00%
U.S. Aerospace & Defense	100.00%
U.S. Broker-Dealers & Securities Exchanges	100.00%
U.S. Healthcare Providers	100.00%
U.S. Home Construction	100.00%
U.S. Infrastructure	100.00%
U.S. Insurance	100.00%
U.S. Medical Devices	100.00%
U.S. Oil & Gas Exploration & Production	100.00%
U.S. Oil Equipment & Services	31.96%
U.S. Pharmaceuticals	100.00%
U.S. Regional Banks	100.00%
U.S. Telecommunications	100.00%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Dividend Income
Focused Value Factor	$842,429
U.S. Aerospace & Defense	40,519,330
U.S. Broker-Dealers & Securities Exchanges	2,895,779
U.S. Healthcare Providers	9,934,499
U.S. Home Construction	16,708,511
U.S. Infrastructure	2,108,227
U.S. Insurance	1,884,116
U.S. Medical Devices	54,755,111
U.S. Oil & Gas Exploration & Production	5,533,519
U.S. Oil Equipment & Services	3,518,442
U.S. Pharmaceuticals	5,965,149
U.S. Real Estate	1,637,973
U.S. Regional Banks	10,253,513
U.S. Telecommunications	11,752,746

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Business Income
U.S. Real Estate	$70,800,029

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Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Focused Value Factor ETF, iShares U.S. Aerospace & Defense ETF, iShares U.S. Broker-Dealers & Securities Exchanges ETF, iShares U.S. Healthcare Providers ETF, iShares U.S. Home Construction ETF, iShares U.S. Infrastructure ETF, iShares U.S. Insurance ETF, iShares U.S. Medical Devices ETF, iShares U.S. Oil & Gas Exploration & Production ETF, iShares U.S. Oil Equipment & Services ETF, iShares U.S. Pharmaceuticals ETF, iShares U.S. Real Estate ETF, iShares U.S. Regional Banks ETF and iShares U.S. Telecommunications ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 2, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and closures in certain countries and the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a Fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”).

The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following enhancements to the Program: (1) certain single country emerging market ETFs were added to a $300 million credit agreement with State Street Bank and Trust Company; and (2) certain updates were made to the RATS and HLIM calculation methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	113

Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Focused Value Factor(a)	$1.138338	$—	$0.025328	$1.163666	98%	—%	2%		100%
U.S. Home Construction(a)	0.259047	—	0.000288	0.259335	100	—	0	(b)	100
U.S. Infrastructure	0.578613	—	—	0.578613	100	—	—		100
U.S. Insurance	1.469959	—	—	1.469959	100	—	—		100
U.S. Medical Devices	0.814494	—	—	0.814494	100	—	—		100
U.S. Pharmaceuticals	2.183678	—	—	2.183678	100	—	—		100
U.S. Real Estate	2.058168	—	—	2.058168	100	—	—		100
U.S. Regional Banks	1.217660	—	—	1.217660	100	—	—		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares U.S. Real Estate ETF and iShares U.S. Regional Banks ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Funds is included in the aggregate figures disclosed.

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Supplemental Information (unaudited) (continued)

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Funds according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares U.S. Real Estate ETF in respect of the Company’s financial year ending 31 December 2020 is USD 424.06 thousand. This figure is comprised of fixed remuneration of USD 197.47 thousand and variable remuneration of USD 226.59 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares U.S. Real Estate ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 69.08 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 5.58 thousand.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the iShares U.S. Regional Banks ETF in respect of the Company’s financial year ending 31 December 2020 is USD 22.7 thousand. This figure is comprised of fixed remuneration of USD 10.57 thousand and variable remuneration of USD 12.13 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the iShares U.S. Regional Banks ETF in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 3.7 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.3 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	115

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 376 funds as of March 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	117

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	119

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE Russell, ICE Data Indices, LLC or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-311-0321

MARCH 31, 2021

2021 Annual Report

iShares Trust

•	iShares Mortgage Real Estate ETF | REM | Cboe BZX

•	iShares Residential and Multisector Real Estate ETF | REZ | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2021 reflected a remarkable period of disruption and adaptation, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world instituted economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

As April 2020 began, stocks were near their lowest point since the beginning of the pandemic. However, a steady recovery began, as businesses started re-opening and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following the implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) was near all-time lows as the period began, reflecting a reduced investor appetite for risk. However, inflation concerns from a rapidly expanding economy raised yields late in the reporting period, leading to a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to positive returns for corporate bonds, particularly high-yield corporates, which gained substantially.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. In early 2021, President Biden signed one of the largest economic rescue packages in U.S. history, which should provide a solid tailwind for economic growth. In our view, inflation is likely to increase somewhat as the expansion continues, but moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion due to the change in Fed policy.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are neutral overall on credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2021
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.07%	56.35%

U.S. small cap equities (Russell 2000® Index)	48.05	94.85

International equities (MSCI Europe, Australasia, Far East Index)	20.08	44.57

Emerging market equities (MSCI Emerging Markets Index)	22.43	58.39

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.12

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.88)	(8.23)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.73)	0.71

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.46	5.29

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.35	23.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2021 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 62.53%. The reporting period began near the height of uncertainty surrounding the coronavirus pandemic, which drove equity prices to a multi-year low. However, stocks began to recover as the federal government took measures to adapt to the economic and public health impact of the novel coronavirus. Optimism about the growth outlook for the economy led to further advances, and stocks moved past pre-pandemic prices to reach all-time highs near the end of the reporting period.

The pandemic’s initial economic consequences were swift and far-reaching. Restrictions imposed to slow the virus’ spread resulted in extensive job losses, and the unemployment rate rose quickly, reaching 14.8% in April 2020. Consumer spending, an important engine of economic growth, decreased sharply as people spent more time at home. These disruptions led to a substantial economic contraction. The U.S. economy declined by an annualized 31.4% in the second quarter of 2020, the largest decline on record.

However, unprecedented fiscal stimulus began to reverse the downward economic momentum. Individuals began to receive direct payments in April 2020 as part of the U.S. $2.2 trillion CARES Act, and payments to support businesses that kept employees on payroll helped to stabilize the economy. Unemployment began to decline, decreasing each month between April 2020 and November 2020, while still remaining elevated compared to pre-pandemic levels. Equity prices rose in response to the improving economic outlook.

The U.S. Federal Reserve (“Fed”) also responded to the pandemic, maintaining short-term interest rates near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities. The Fed later widened its program to include directly purchasing corporate bonds for the first time, including high-yield bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy.

Fiscal and monetary stimulus, along with partial reopenings in many states, helped the economy rebound sharply in the second half of 2020. Economic growth picked up in the third quarter of 2020, with an annualized gain of 33.4%, as some previously shut-down parts of the economy resumed functioning. Growth moderated in the fourth quarter of 2020, rising by an annualized 4.3%.

In addition to the growing economy, stocks were boosted by the November 2020 news that several vaccines under development showed high effectiveness rates. Stocks also benefited from the results of the election in November 2020, which led to a change of administrations but made wide-reaching reforms less likely due to slim majorities in the U.S. Congress. Additional stimulus packages signed in December 2020 and March 2021 propelled further strong gains in equities, and many U.S. stock indexes touched all-time highs near the end of the reporting period.

Rising household wealth amid higher asset prices and the return to economic growth led analysts to expect that high savings and pent-up consumer demand will drive increased spending as the pandemic wanes. However, this also raised investors’ inflation expectations near the end of the reporting period. Additionally, the unequal nature of the recovery highlighted the difficulty many individuals still face, as total unemployment remained well below pre-pandemic levels, and 30% of Americans reported lower incomes as of February 2021.

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Fund Summary as of March 31, 2021	iShares® Mortgage Real Estate ETF

Investment Objective

The iShares Mortgage Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate investment trusts (REITs) that hold U.S. residential and commercial mortgages, as represented by the FTSE Nareit All Mortgage Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns				Cumulative Total Returns
	1 Year		5 Years	10 Years	1 Year		5 Years	10 Years
Fund NAV	103.51	%(a)	7.83%	5.69%	103.51	%(a)	45.78%	73.93%
Fund Market	104.17		7.84	5.70	104.17		45.84	74.05
Index	107.13		8.59	6.34	107.13		51.01	84.90

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,415.10	$2.89		$1,000.00	$1,022.50	$2.42		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2021 (continued)	iShares® Mortgage Real Estate ETF

Portfolio Management Commentary

Mortgage real estate investment trusts (“REITs”) advanced sharply during the reporting period, reversing the declines that initially followed the spread of the coronavirus in early 2020. Several forces supported mortgage REITs, including substantial government stimulus efforts, such as large purchases of mortgage REITs by the Fed to help support the U.S. economy during the pandemic. Because mortgage REITs derive their income from the difference between the short-term interest rates at which they borrow funds to purchase securities and the long-term rates they earn on their mortgage investments, they also benefited from the Fed’s interest rate reductions in early 2020, which significantly decreased their short-term borrowing costs.

Historically low interest rates drove high demand for consumer mortgages and refinancing, which also helped mortgage REITs. Toward the end of the reporting period, long-term interest rates began to rise amid signs of economic stabilization, easing pandemic restrictions, and optimism that vaccine rollouts would lead to a substantive recovery in 2021. This widening of the spread between short- and long-term interest rates meant that mortgage REITs would become more profitable, which bolstered performance.

Mortgage REITs’ consistent dividend payouts and relatively high yields also make them attractive for investors seeking yield and income in the current low interest rate environment. Furthermore, mortgage REITs benefited from the dramatic rise in home prices, driven in part by a dearth of available homes for sale amid rising demand as consumers eager for more space increasingly left cities in favor of suburbs. As real estate prices rise, mortgage REITs typically benefit from improved loan performance, as consumers are less likely to sell property worth more than the mortgage they hold.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Mortgage REITs	97.9%
Diversified REITs	2.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Annaly Capital Management Inc.	16.8%
AGNC Investment Corp.	12.6
Starwood Property Trust Inc.	9.4
New Residential Investment Corp.	6.5
Hannon Armstrong Sustainable Infrastructure Capital Inc.	4.8
Blackstone Mortgage Trust Inc., Class A	4.4
Chimera Investment Corp.	4.1
Two Harbors Investment Corp.	3.4
Apollo Commercial Real Estate Finance Inc.	3.3
PennyMac Mortgage Investment Trust	3.2

(a)	Excludes money market funds.

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Fund Summary as of March 31, 2021	iShares® Residential and Multisector Real Estate ETF

Investment Objective

The iShares Residential and Multisector Real Estate ETF (the “Fund”) (formerly the iShares Residential Real Estate ETF) seeks to track the investment results of an index composed of U.S. residential, healthcare and self-storage real estate equities, as represented by the FTSE Nareit All Residential Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	38.23%	6.10%	9.71%	38.23%	34.42%	152.59%
Fund Market	38.35	6.11	9.72	38.35	34.53	152.74
Index	38.67	6.52	10.14	38.67	37.12	162.62

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,233.70	$2.67		$1,000.00	$1,022.50	$2.42		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2021 (continued)	iShares® Residential and Multisector Real Estate ETF

Portfolio Management Commentary

Residential real estate investment trusts (“REITs”) advanced significantly during the reporting period, benefiting from a stabilization of economic activity after the easing of initial pandemic restrictions. Residential REITs were the primary contributors to the Index’s return. Demand for single family home rentals escalated as the ability to work remotely allowed consumers to leave cities in favor of lower-density suburbs. REITs specializing in single family home rentals posted nearly full occupancy rates and high levels of rent collection. In addition, residential REITs benefited from the dramatic rise in home prices, driven in part by a dearth of homes for sale amid rising demand. This appreciation in home values bolstered residential REITs’ capitalization rates, a measure of an investment property’s expected rate of return.

Despite difficulty in large, urban rental markets, demand for apartment rentals, most notably in the sun belt, remained robust, particularly in the second half of 2020. Rising revenues from rates of collected rents, along with optimism that coronavirus vaccine inoculation programs could support a return to normal, also helped apartment operators.

Healthcare REITs also contributed meaningfully to the Index’s performance, advancing amid ongoing improvement in demand for senior housing, declining COVID-19 infections, and high resident vaccination rates. New resident acceptances rose markedly, with most communities welcoming new residents at the end of the reporting period. Healthcare REITs with broad portfolios including medical office properties and life sciences facilities also performed well, as diversification somewhat insulated them from the senior housing declines at the peak of the pandemic. Specialized REITs further aided performance, particularly self-storage REITs, which benefited from higher occupancy rates due to pandemic-related moves and household consolidations as well as downsizing and increased home rentals fueled by changing demographics.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Residential REITs	50.0%
Health Care REITs	31.3
Specialized Real Estate Investment Trusts (REITs)	18.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Public Storage	9.4%
Welltower Inc.	7.6
Equity Residential	6.7
AvalonBay Communities Inc.	6.6
Ventas Inc.	5.0
Invitation Homes Inc.	4.9
Mid-America Apartment Communities Inc.	4.7
Sun Communities Inc.	4.6
Extra Space Storage Inc.	4.6
Essex Property Trust Inc.	4.5

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments March 31, 2021	iShares® Mortgage Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Diversified REITs — 2.1%
iStar Inc.	1,797,963	$31,967,782

Mortgage REITs — 96.4%
AGNC Investment Corp.	11,195,964	187,644,357
Annaly Capital Management Inc.	29,127,911	250,500,035
Apollo Commercial Real Estate Finance Inc.	3,521,942	49,201,530
Arbor Realty Trust Inc.	2,883,302	45,844,502
Ares Commercial Real Estate Corp.	768,429	10,542,846
ARMOUR Residential REIT Inc.(a)	1,599,089	19,508,886
Blackstone Mortgage Trust Inc., Class A	2,108,225	65,354,975
Broadmark Realty Capital Inc.	3,214,326	33,621,850
Capstead Mortgage Corp.	2,381,605	14,837,399
Cherry Hill Mortgage Investment Corp.	380,172	3,550,806
Chimera Investment Corp.	4,795,479	60,902,583
Colony Credit Real Estate Inc.	2,100,308	17,894,624
Dynex Capital Inc.	636,389	12,046,844
Ellington Financial Inc.	1,031,005	16,506,390
Ellington Residential Mortgage REIT	225,183	2,772,003
Granite Point Mortgage Trust Inc.	1,367,589	16,370,040
Great Ajax Corp.	516,920	5,634,428
Hannon Armstrong Sustainable Infrastructure Capital Inc.	1,283,603	72,010,128
Invesco Mortgage Capital Inc.	5,808,574	23,292,382
KKR Real Estate Finance Trust Inc.	713,742	13,125,715
Ladder Capital Corp.	2,640,920	31,162,856
MFA Financial Inc.	11,338,336	46,147,028
New Residential Investment Corp.	8,595,130	96,695,213
New York Mortgage Trust Inc.	9,487,223	42,407,887
Orchid Island Capital Inc.	2,136,107	12,838,003
PennyMac Mortgage Investment Trust	2,456,691	48,151,144
Ready Capital Corp.	1,458,693	19,575,660

Security	Shares	Value

Mortgage REITs (continued)
Redwood Trust Inc.	2,799,506	$29,142,857
Starwood Property Trust Inc.	5,669,038	140,252,000
TPG RE Finance Trust Inc.	1,499,097	16,789,886
Two Harbors Investment Corp.	6,843,368	50,161,887
Western Asset Mortgage Capital Corp.	1,487,030	4,743,626

		1,459,230,370

Total Common Stocks — 98.5% (Cost: $1,382,196,321)		1,491,198,152

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(b)(c)(d)	18,552	18,563
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	360,000	360,000

		378,563

Total Short -Term Investments — 0.0% (Cost: $378,536)		378,563

Total Investments in Securities — 98.5% (Cost: $1,382,574,857)		1,491,576,715

Other Assets, Less Liabilities — 1.5%		22,010,491

Net Assets — 100.0%		$1,513,587,206

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$7,818,841	$—		$(7,817,634	)(a)	$18,413	$(1,057)	$18,563	18,552	$469,028	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	360,000	(a)	—		—	—	360,000	360,000	2,764		—
PennyMac Mortgage Investment Trust(c)	18,737,100	29,356,166		(18,069,295)		188,394	14,709,118	N/A	N/A	3,428,429		—

						$206,807	$14,708,061	$378,563		$3,900,221		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer an affiliate.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Mortgage Real Estate ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
DJ U.S. Real Estate Index	619	06/18/21	$22,154	$2,941

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$2,941

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$1,449,785

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$67,827

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$24,694,922

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,491,198,152	$—	$—	$1,491,198,152
Money Market Funds	378,563	—	—	378,563

	$1,491,576,715	$—	$—	$1,491,576,715

Derivative financial instruments(a)
Assets
Futures Contracts	$2,941	$—	$—	$2,941

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments March 31, 2021	iShares® Residential and Multisector Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Health Care REITs — 31.1%
CareTrust REIT Inc.	129,012	$3,004,044
Community Healthcare Trust Inc.	32,146	1,482,574
Diversified Healthcare Trust	341,101	1,630,463
Global Medical REIT Inc.	62,872	824,252
Healthcare Realty Trust Inc.	199,729	6,055,783
Healthcare Trust of America Inc., Class A	312,010	8,605,236
Healthpeak Properties Inc.	673,256	21,369,146
LTC Properties Inc.	55,493	2,315,168
Medical Properties Trust Inc.	823,428	17,522,548
National Health Investors Inc.	62,147	4,491,985
New Senior Investment Group Inc.	119,705	745,762
Omega Healthcare Investors Inc.	329,086	12,054,420
Physicians Realty Trust	297,881	5,263,557
Sabra Health Care REIT Inc.	293,195	5,089,865
Universal Health Realty Income Trust	18,538	1,256,506
Ventas Inc.	466,013	24,857,133
Welltower Inc.	522,159	37,402,249

		153,970,691

Residential REITs — 49.7%
American Campus Communities Inc.	196,493	8,482,603
American Homes 4 Rent, Class A	391,628	13,056,877
Apartment Income REIT Corp.	212,516	9,087,184
Apartment Investment & Management Co., Class A	215,316	1,322,040
AvalonBay Communities Inc.	175,721	32,422,282
Bluerock Residential Growth REIT Inc., Class A	32,068	324,207
BRT Apartments Corp.	15,128	254,756
Camden Property Trust	135,414	14,883,353
Centerspace	18,809	1,279,012
Equity LifeStyle Properties Inc.	249,634	15,886,708
Equity Residential	458,965	32,875,663
Essex Property Trust Inc.	81,415	22,131,854
Independence Realty Trust Inc.	146,556	2,227,651
Invitation Homes Inc.	760,121	24,316,271

Security	Shares	Value

Residential REITs (continued)
Mid-America Apartment Communities Inc.	161,334	$23,290,176
NexPoint Residential Trust Inc.	31,767	1,464,141
Preferred Apartment Communities Inc., Class A	67,866	668,480
Sun Communities Inc.	151,450	22,723,558
UDR Inc.	420,556	18,445,586
UMH Properties Inc.	53,776	1,030,886

		246,173,288

Specialized Real Estate Investment Trusts (REITs) — 18.6%
CubeSmart	277,301	10,490,297
Extra Space Storage Inc.	171,043	22,671,749
Life Storage Inc.	106,027	9,113,021
National Storage Affiliates Trust	89,388	3,569,263
Public Storage	188,319	46,469,596

		92,313,926

Total Common Stocks — 99.4% (Cost: $462,009,982)		492,457,905

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	1,180,000	1,180,000

Total Short -Term Investments — 0.2% (Cost: $1,180,000)		1,180,000

Total Investments in Securities — 99.6% (Cost: $463,189,982)		493,637,905

Other Assets, Less Liabilities — 0.4%		1,820,994

Net Assets — 100.0%		$495,458,899

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$1,155,488	$—		$(1,168,928	)(b)	$14,342	$(902)	$—	—	$9,112	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	830,000	350,000	(b)	—		—	—	1,180,000	1,180,000	702		—

						$14,342	$(902)	$1,180,000		$9,814		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Residential and Multisector Real Estate ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
DJ U.S. Real Estate Index	82	06/18/21	$2,935	$22,145

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$22,145

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$453,704

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(52,343)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,519,632

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$492,457,905	$—	$—	$492,457,905
Money Market Funds	1,180,000	—	—	1,180,000

	$493,637,905	$—	$—	$493,637,905

Derivative financial instruments(a)
Assets
Futures Contracts	$22,145	$—	$—	$22,145

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	13

Statements of Assets and Liabilities

March 31, 2021

	iShares Mortgage Real Estate ETF	iShares Residential and Multisector Real Estate ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,491,198,152	$492,457,905
Affiliated(c)	378,563	1,180,000
Cash	4,843	2,247
Cash pledged:
Futures contracts	1,438,000	110,000
Receivables:
Investments sold	1,031,455	—
Securities lending income — Affiliated	2	4
Dividends	20,603,658	1,916,642

Total assets	1,514,654,673	495,666,798

LIABILITIES
Collateral on securities loaned, at value	1,224	—
Payables:
Variation margin on futures contracts	74,236	11,639
Capital shares redeemed	376,559	—
Investment advisory fees	615,448	196,260

Total liabilities	1,067,467	207,899

NET ASSETS	$1,513,587,206	$495,458,899

NET ASSETS CONSIST OF:
Paid-in capital	$1,685,911,729	$478,180,864
Accumulated earnings (loss)	(172,324,523)	17,278,035

NET ASSETS	$1,513,587,206	$495,458,899

Shares outstanding	43,000,000	6,700,000

Net asset value	$35.20	$73.95

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$1,171	$—
(b) Investments, at cost — Unaffiliated	$1,382,196,321	$462,009,982
(c) Investments, at cost — Affiliated	$378,536	$1,180,000

See notes to financial statements.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2021

	iShares Mortgage Real Estate ETF	iShares Residential and Multisector Real Estate ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$55,206,399	$9,449,197
Dividends — Affiliated	3,431,193	702
Non-cash dividends — Unaffiliated	—	1,347,687
Interest — Unaffiliated	—	8
Securities lending income — Affiliated — net	469,028	9,112

Total investment income	59,106,620	10,806,706

EXPENSES
Investment advisory fees	5,232,076	1,826,559
Miscellaneous	437	437

Total expenses	5,232,513	1,826,996

Net investment income	53,874,107	8,979,710

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(175,477,802)	(1,518,307)
Investments — Affiliated	(2,037,867)	14,342
In-kind redemptions — Unaffiliated	90,692,794	766,394
In-kind redemptions — Affiliated	2,244,674	—
Futures contracts	1,449,785	453,704

Net realized loss	(83,128,416)	(283,867)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	716,929,281	115,334,437
Investments — Affiliated	14,708,061	(902)
Futures contracts	67,827	(52,343)

Net change in unrealized appreciation (depreciation)	731,705,169	115,281,192

Net realized and unrealized gain	648,576,753	114,997,325

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$702,450,860	$123,977,035

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statements of Changes in Net Assets

	iShares Mortgage Real Estate ETF		iShares Residential and Multisector Real Estate ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$53,874,107	$80,102,226	$8,979,710	$10,492,948
Net realized gain (loss)	(83,128,416)	(88,713,592)	(283,867)	21,152,172
Net change in unrealized appreciation (depreciation)	731,705,169	(644,472,683)	115,281,192	(122,047,028)

Net increase (decrease) in net assets resulting from operations	702,450,860	(653,084,049)	123,977,035	(90,401,908)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(53,874,107)	(80,102,225)	(12,701,974)	(14,849,342)
Return of capital	(35,452,585)	(35,545,411)	—	—

Decrease in net assets resulting from distributions to shareholders	(89,326,692)	(115,647,636)	(12,701,974)	(14,849,342)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	306,612,849	110,552,916	52,624,765	5,934,825

NET ASSETS
Total increase (decrease) in net assets	919,737,017	(658,178,769)	163,899,826	(99,316,425)
Beginning of year	593,850,189	1,252,028,958	331,559,073	430,875,498

End of year	$1,513,587,206	$593,850,189	$495,458,899	$331,559,073

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Mortgage Real Estate ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17(a)

Net asset value, beginning of year	$18.67	$43.32	$42.48	$45.34	$38.68

Net investment income(b)	1.38	2.61	3.13	2.66	3.50
Net realized and unrealized gain (loss)(c)	17.37	(23.51)	1.52	(1.18)	7.34

Net increase (decrease) from investment operations	18.75	(20.90)	4.65	1.48	10.84

Distributions(d)
From net investment income	(1.34)	(2.60)	(3.08)	(3.53)	(3.53)
Return of capital	(0.88)	(1.15)	(0.73)	(0.81)	(0.65)

Total distributions	(2.22)	(3.75)	(3.81)	(4.34)	(4.18)

Net asset value, end of year	$35.20	$18.67	$43.32	$42.48	$45.34

Total Return
Based on net asset value	103.62%	(51.80)%	11.46%	3.10%	29.32%

Ratios to Average Net Assets
Total expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	4.94%	6.16%	7.22%	5.82%	8.30%

Supplemental Data
Net assets, end of year (000)	$1,513,587	$593,850	$1,252,029	$1,004,534	$1,246,883

Portfolio turnover rate(e)	30%	29%	25%	31%	34%

(a)	Per share amounts reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Residential and Multisector Real Estate ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$55.26	$70.64	$57.61	$63.14	$65.99

Net investment income(a)	1.51	1.55	1.80	1.64	1.51
Net realized and unrealized gain (loss)(b)	19.29	(14.77)	13.45	(4.94)	(1.38)

Net increase (decrease) from investment operations	20.80	(13.22)	15.25	(3.30)	0.13

Distributions(c)
From net investment income	(2.11)	(2.16)	(2.00)	(2.23)	(2.56)
From net realized gain	—	—	(0.22)	—	(0.42)

Total distributions	(2.11)	(2.16)	(2.22)	(2.23)	(2.98)

Net asset value, end of year	$73.95	$55.26	$70.64	$57.61	$63.14

Total Return
Based on net asset value	38.23%	(19.25)%	26.94%	(5.41)%	0.31%

Ratios to Average Net Assets
Total expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	2.36%	2.07%	2.81%	2.61%	2.37%

Supplemental Data
Net assets, end of year (000)	$495,459	$331,559	$430,875	$285,163	$375,687

Portfolio turnover rate(d)	7%	12%	10%	19%	15%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Mortgage Real Estate	Non-diversified
Residential and Multisector Real Estate(a)	Non-diversified

(a)	Formerly the iShares Residential Real Estate ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts ) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements   (continued)

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA as of March 31, 2021:

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Mortgage Real Estate
HSBC Bank PLC	$1,171	$1,171		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statement of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statement of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.48%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements   (continued)

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, each Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended March 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Mortgage Real Estate	$161,012
Residential and Multisector Real Estate	3,525

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Mortgage Real Estate	$35,798,573	$28,183,998	$(10,838,521)
Residential and Multisector Real Estate	4,651,374	4,900,028	(1,146,801)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Mortgage Real Estate	$345,510,815	$314,171,199
Residential and Multisector Real Estate	36,578,758	27,039,792

For the year ended March 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Mortgage Real Estate	$689,850,979	$387,398,484
Residential and Multisector Real Estate	80,989,789	28,955,418

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

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Notes to Financial Statements   (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2021, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Mortgage Real Estate	$(30,603,156)	$30,603,156
Residential and Multisector Real Estate	(3,051,473)	3,051,473

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/21	Year Ended 03/31/20
Mortgage Real Estate
Ordinary income	$53,874,107	$80,102,225
Return of capital	35,452,585	35,545,411

	$89,326,692	$115,647,636

Residential and Multisector Real Estate
Ordinary income	$12,701,974	$14,849,342

As of March 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
Mortgage Real Estate	$(174,144,121)	$1,819,598		$ (172,324,523)
Residential and Multisector Real Estate	(3,314,269)	20,592,304		17,278,035

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the characterization of corporate actions.

For the year ended March 31, 2021, the iShares Residential and Multisector Real Estate ETF utilized $4,793,954 of its capital loss carryforwards.

As of March 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Mortgage Real Estate	$1,489,757,117	$45,788,364	$(43,968,766)	$1,819,598
Residential and Multisector Real Estate	473,045,601	42,081,718	(21,489,414)	20,592,304

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements   (continued)

This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/21		Year Ended 03/31/20
iShares ETF	Shares	Amount	Shares	Amount

Mortgage Real Estate
Shares sold	25,950,000	$702,381,915	10,050,000	$379,197,141
Shares redeemed	(14,750,000)	(395,769,066)	(7,150,000)	(268,644,225)

Net increase	11,200,000	$306,612,849	2,900,000	$110,552,916

Residential and Multisector Real Estate
Shares sold	1,200,000	$81,704,425	2,500,000	$190,496,151
Shares redeemed	(500,000)	(29,079,660)	(2,600,000)	(184,561,326)

Net increase (decrease)	700,000	$52,624,765	(100,000)	$5,934,825

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Mortgage Real Estate ETF and iShares Residential and Multisector Real Estate ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Mortgage Real Estate ETF and iShares Residential and Multisector Real Estate ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Dividend Income
Mortgage Real Estate	$2,242,609
Residential and Multisector Real Estate	97,683

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Business Income
Mortgage Real Estate	$48,298,048
Residential and Multisector Real Estate	8,925,914

I M P O R T A N T T A X I N F O R M A T I O N	27

Statement Regarding Liquidity Risk Management Program  (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Mortgage Real Estate ETF and iShares Residential and Multisector Real Estate ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 2, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and closures in certain countries and the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a Fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following enhancements to the Program: (1) certain single country emerging market ETFs were added to a $300 million credit agreement with State Street Bank and Trust Company; and (2) certain updates were made to the RATS and HLIM calculation methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Mortgage Real Estate	$2.219395	$—	$—	$2.219395	100%	—%	—%	100%
Residential and Multisector Real Estate	2.113249	—	—	2.113249	100	—	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	29

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 376 funds as of March 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	31

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	33

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-312-0321

MARCH 31, 2021

2021 Annual Report

iShares Trust

•	iShares Expanded Tech Sector ETF | IGM | NYSE Arca

•	iShares Expanded Tech-Software Sector ETF | IGV | Cboe BZX

•	iShares Nasdaq Biotechnology ETF | IBB | NASDAQ

•	iShares North American Natural Resources ETF | IGE | Cboe BZX

•	iShares North American Tech-Multimedia Networking ETF | IGN | NYSE Arca

•	iShares PHLX Semiconductor ETF | SOXX | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2021 reflected a remarkable period of disruption and adaptation, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world instituted economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

As April 2020 began, stocks were near their lowest point since the beginning of the pandemic. However, a steady recovery began, as businesses started re-opening and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following the implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) was near all-time lows as the period began, reflecting a reduced investor appetite for risk. However, inflation concerns from a rapidly expanding economy raised yields late in the reporting period, leading to a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to positive returns for corporate bonds, particularly high-yield corporates, which gained substantially.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. In early 2021, President Biden signed one of the largest economic rescue packages in U.S. history, which should provide a solid tailwind for economic growth. In our view, inflation is likely to increase somewhat as the expansion continues, but moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion due to the change in Fed policy.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are neutral overall on credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.07%	56.35%
U.S. small cap equities (Russell 2000® Index)	48.05	94.85
International equities (MSCI Europe, Australasia, Far East Index)	20.08	44.57
Emerging market equities (MSCI Emerging Markets Index)	22.43	58.39
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.12
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.88)	(8.23)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.73)	0.71
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.46	5.29
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.35	23.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2021 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 62.53%. The reporting period began near the height of uncertainty surrounding the coronavirus pandemic, which drove equity prices to a multi-year low. However, stocks began to recover as the federal government took measures to adapt to the economic and public health impact of the novel coronavirus. Optimism about the growth outlook for the economy led to further advances, and stocks moved past pre-pandemic prices to reach all-time highs near the end of the reporting period.

The pandemic’s initial economic consequences were swift and far-reaching. Restrictions imposed to slow the virus’ spread resulted in extensive job losses, and the unemployment rate rose quickly, reaching 14.8% in April 2020. Consumer spending, an important engine of economic growth, decreased sharply as people spent more time at home. These disruptions led to a substantial economic contraction. The U.S. economy declined by an annualized 31.4% in the second quarter of 2020, the largest decline on record.

However, unprecedented fiscal stimulus began to reverse the downward economic momentum. Individuals began to receive direct payments in April 2020 as part of the U.S. $2.2 trillion CARES Act, and payments to support businesses that kept employees on payroll helped to stabilize the economy. Unemployment began to decline, decreasing each month between April 2020 and November 2020, while still remaining elevated compared to pre-pandemic levels. Equity prices rose in response to the improving economic outlook.

The U.S. Federal Reserve (“Fed”) also responded to the pandemic, maintaining short-term interest rates near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities. The Fed later widened its program to include directly purchasing corporate bonds for the first time, including high-yield bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy.

Fiscal and monetary stimulus, along with partial reopenings in many states, helped the economy rebound sharply in the second half of 2020. Economic growth picked up in the third quarter of 2020, with an annualized gain of 33.4%, as some previously shut-down parts of the economy resumed functioning. Growth moderated in the fourth quarter of 2020, rising by an annualized 4.3%.

In addition to the growing economy, stocks were boosted by the November 2020 news that several vaccines under development showed high effectiveness rates. Stocks also benefited from the results of the election in November 2020, which led to a change of administrations but made wide-reaching reforms less likely due to slim majorities in the U.S. Congress. Additional stimulus packages signed in December 2020 and March 2021 propelled further strong gains in equities, and many U.S. stock indexes touched all-time highs near the end of the reporting period.

Rising household wealth amid higher asset prices and the return to economic growth led analysts to expect that high savings and pent-up consumer demand will drive increased spending as the pandemic wanes. However, this also raised investors’ inflation expectations near the end of the reporting period. Additionally, the unequal nature of the recovery highlighted the difficulty many individuals still face, as total unemployment remained well below pre-pandemic levels, and 30% of Americans reported lower incomes as of February 2021.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Expanded Tech Sector ETF

Investment Objective

The iShares Expanded Tech Sector ETF (the “Fund”) seeks to track the investment results of an index composed of North American equities in the technology sector and select North American equities from communication services and consumer discretionary sectors, as represented by the S&P North American Expanded Technology Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	70.51%	27.39%	19.93%	70.51%	235.53%	515.64%
Fund Market	70.61	27.41	19.93	70.61	235.70	515.61
Index	71.25	27.96	20.47	71.25	243.11	543.84

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through December 23, 2018 reflects the performance of the S&P North American Technology Sector IndexTM. Index Performance beginning on December 24, 2018 reflects the performance of the S&P North American Expanded Technology Sector IndexTM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,168.30	$ 2.27		$ 1,000.00	$ 1,022.80	$ 2.12		0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2021 (continued)	iShares® Expanded Tech Sector ETF

Portfolio Management Commentary

North American technology stocks advanced sharply during the reporting period, rebounding from the economic disruption caused by the coronavirus pandemic. The Index’s return was driven almost entirely by U.S. companies, which represented approximately 99% of the Index on average for the reporting period. The software and services industry contributed the most to the Index’s return. Revenues and earnings rose for software companies as remote work drove strong growth in cloud computing services and cloud software subscriptions. The industry also benefited from rising sales of personal computing and gaming hardware, due to the release of new consoles. Revenues gained due to increased subscriptions to cloud-based software as companies moved their operations online and employees worked from home. The industry also benefited from growth in emerging markets and industry consolidation. Payment processers in the IT services industry contributed notably, benefiting from consumers’ increased use of digital payments.

The semiconductors industry also contributed robustly to the Index’s return, as rising demand for chips used in data centers drove strong sales and revenues. Brisk demand for chips used in personal computers and gaming consoles, amid the release of new models, also benefited semiconductor companies. Technology hardware and equipment stocks advanced due to worldwide growth in demand for mobile phones, especially 5G models. Increased demand for wearable technology, particularly earbuds and watches, also drove strong sales. Greater revenues from high-margin services such as streaming video and payment processing were also a source of strength.

The interactive media and services industry was also a contributor. Consumers spent more time online, driving sharp gains in online advertising revenue. Increased use of messaging applications drove industry revenue growth from subscriptions and advertising.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Interactive Media & Services	15.7%
Semiconductors	13.3
Systems Software	11.8
Data Processing & Outsourced Services	11.7
Application Software	10.8
Technology Hardware, Storage & Peripherals	9.7
Internet & Direct Marketing Retail	9.4
IT Consulting & Other Services	3.2
Semiconductor Equipment	2.9
Communications Equipment	2.5
Internet Services & Infrastructure	2.2
Movies & Entertainment	1.8
Interactive Home Entertainment	1.1
Electronic Equipment & Instruments	1.0
Other (each representing less than 1%)	2.9

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	8.6%
Microsoft Corp.	8.5
Amazon.com Inc.	8.5
Facebook Inc., Class A	5.5
Alphabet Inc., Class A	4.3
Alphabet Inc., Class C	4.1
Visa Inc., Class A	2.8
NVIDIA Corp.	2.6
Mastercard Inc., Class A	2.4
PayPal Holdings Inc.	2.2

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Fund Summary as of March 31, 2021	iShares® Expanded Tech-Software Sector ETF

Investment Objective

The iShares Expanded Tech-Software Sector ETF (the “Fund”) seeks to track the investment results of an index composed of North American equities in the software industry and select North American equities from interactive home entertainment and interactive media and services industries, as represented by the S&P North American Expanded Technology Software IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	62.70%	27.91%	18.96%	62.70%	242.43%	467.64%
Fund Market	62.75	27.92	18.96	62.75	242.56	467.70
Index	63.36	28.31	19.40	63.36	247.73	488.90

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through December 23, 2018 reflects the performance of the S&P North American Technology Software IndexTM. Index performance beginning on December 24, 2018 reflects the performance of the S&P North American Expanded Technology Software IndexTM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,094.50	$ 2.19		$ 1,000.00	$ 1,022.80	$ 2.12		0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2021 (continued)	iShares® Expanded Tech-Software Sector ETF

Portfolio Management Commentary

North American technology and software companies advanced sharply for the reporting period, rebounding after the economic disruption due to the coronavirus pandemic. Large companies led the advance, taking advantage of demand for cloud computing and other services resulting from changes in work and commerce patterns due to government-mandated, stay-at-home orders. Investor optimism regarding technology companies rose as telecommuting increased and consumers shifted to shopping online.

U.S. stocks, which represented approximately 99% of the Index on average for the reporting period, were the main drivers of the Index’s performance. The information technology sector was the leading contributor, led by application software companies. Revenues and profits rose as work-from-home requirements during the pandemic led corporations to upgrade their cloud-based technology and increase software subscriptions. A sharp increase in equity trading by retail investors drove robust demand for tax preparation software. The systems software industry also contributed amid an increase in revenues and earnings as remote work drove growth in cloud computing services and applications. The industry also benefited from rising sales of personal computing hardware and gaming hardware due to the release of new consoles and increased use of video games during stay-at-home orders. As restrictions eased, sales of software designed to facilitate safely returning to work grew.

The communications sector also contributed to the Index’s return, led by the media and entertainment industry. Revenues rose sharply on strong sales as new titles in successful video game franchises were released and mobile gaming users expanded. In the interactive media and services industry, stocks advanced due to investor expectations of robust revenue growth in online advertising.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Software	91.2%
Entertainment	6.6
Interactive Media & Services	2.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Adobe Inc.	9.2%
Microsoft Corp.	8.7
salesforce.com Inc.	8.6
Oracle Corp.	6.0
Intuit Inc.	4.9
ServiceNow Inc.	4.5
Activision Blizzard Inc.	3.3
Zoom Video Communications Inc., Class A	3.0
Autodesk Inc.	2.8
Snap Inc., Class A	2.3

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Nasdaq Biotechnology ETF

Investment Objective

The iShares Nasdaq Biotechnology ETF (the “Fund”) seeks to track the investment results of an index composed of biotechnology and pharmaceutical equities listed on the NASDAQ, as represented by the NASDAQ Biotechnology Index® (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

On March 31, 2021, the Board approved a proposal to amend the Fund’s investment objective to track the investment results of an index composed of U.S.-listed equities in the biotechnology sector, change the index to ICE Biotechnology Index and change the name of the Fund to iShares Biotechnology ETF. These changes will become effective on June 21, 2021.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	39.63%	11.84%	16.46%	39.63%	75.01%	359.11%
Fund Market	39.90	11.88	16.48	39.90	75.31	359.76
Index	40.13	12.20	16.80	40.13	77.84	372.35

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through April 2, 2014 reflects the performance of the NASDAQ Biotechnology Index (price return). Index performance beginning on April 3, 2014 reflects the performance of the NASDAQ Biotechnology Index (total return).

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,111.40	$ 2.37		$ 1,000.00	$ 1,022.70	$ 2.27		0.45%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2021 (continued)	iShares® Nasdaq Biotechnology ETF

Portfolio Management Commentary

Biotechnology stocks advanced significantly during the reporting period despite pandemic-related challenges, including supply chain disruptions and delayed clinical trials. Nevertheless, the biotechnology industry benefited from ongoing innovation, reduction in approval times for new drugs, and investment in research and development. The industry was also supported by significant equity issuance in 2020, which rose notably from 2019 levels. Similarly, the dollar volume of industry mergers and acquisitions increased nearly three-fold year over year.

The biotechnology industry advanced sharply due in part to the U.S. government’s funding program to develop and deliver a vaccine by the end of 2020. The industry produced several successful trials of COVID-19 vaccine candidates, followed by emergency use authorization granted by regulatory authorities in North America, Europe, and Israel to begin widespread vaccination programs.

Although pandemic-driven declines in medical visits by patients led to lower sales of some legacy drugs, strong profit growth from newer drugs, such as those to combat high cholesterol, helped to offset the effects, leading to earnings that surpassed analysts’ expectations. Strong sales of osteoporosis and psoriasis medications also supported the industry’s performance. Consolidation activity, particularly an acquisition offer for a rare diseases and immunology biotechnology company by a multi-national pharmaceuticals manufacturer, also buoyed returns in the industry.

Life sciences tools and services stocks also advanced, buoyed by the identification of a new COVID-19 variant through genetic sequencing and genomics, which contributed to the industry’s earnings growth. Pharmaceuticals stocks were another source of strength, bolstered by revenue gains from sales of a treatment for an eye condition associated with thyroid disease. Acquisition activity that expanded the disease portfolios of several pharmaceuticals companies also served as an industry tailwind.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Biotechnology	79.0%
Pharmaceuticals	11.1
Life Sciences Tools & Services	8.4
Health Care Providers & Services	1.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Amgen Inc.	9.2%
Gilead Sciences Inc.	6.8
Illumina Inc.	4.7
Vertex Pharmaceuticals Inc.	4.7
Moderna Inc.	4.4
Regeneron Pharmaceuticals Inc.	4.2
Biogen Inc.	3.6
Alexion Pharmaceuticals Inc.	2.8
Seagen Inc.	2.1
AstraZeneca PLC	1.9

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® North American Natural Resources ETF

Investment Objective

The iShares North American Natural Resources ETF (the “Fund”) seeks to track the investment results of an index composed of North American equities in the natural resources sector, as represented by the S&P North American Natural Resources Sector IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	71.57%	1.74%	(2.75)%	71.57%	9.01%	(24.33)%
Fund Market	71.67	1.73	(2.75)	71.67	8.98	(24.33)
Index	72.43	2.29	(2.26)	72.43	11.98	(20.47)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,417.20	$ 2.53		$ 1,000.00	$ 1,022.80	$ 2.12		0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2021 (continued)	iShares® North American Natural Resources ETF

Portfolio Management Commentary

North American natural resources stocks advanced sharply during the reporting period as the prices of oil, natural gas, and other industrial commodities recovered amid a pickup in global manufacturing. Oil prices began the reporting period at a multi-year low, following a sharp pandemic-induced reduction in global economic activity and an oversupply of oil. Oil prices began to rebound in the summer of 2020 amid economic revival as coronavirus infection rates decreased and governments began to lift some restrictions. Optimism about a new U.S. stimulus package and development of COVID-19 vaccines bolstered investor sentiment, further lifting oil prices throughout the end of 2020. Meanwhile, reductions in global oil supply, along with improving industrial activity in some regions, also supported a steady increase in oil prices.

U.S. and Canadian oil, gas, and consumable fuels stocks drove the Index’s return. Despite revenue and profit declines due to lower production levels, the stock prices of integrated oil and gas companies appreciated, bolstered by optimism about a resumption of economic activity and improved demand after successful vaccine development. In this environment, companies reduced capacity and production levels, cut capital spending and investment, and lowered debt in order to maintain dividend payout levels. Higher oil prices and ongoing cost-cutting programs led oil and gas exploration and production companies to generate solid cash flow and maintain dividend payments.

The materials sector in both the U.S. and Canada was also a meaningful contributor, driven by metals and mining companies. Copper prices advanced amid improving demand in China, while high gold prices in the first half of the reporting period supported gold mining stocks. Containers and packaging stocks also performed well, advancing amid pandemic-driven packaging demand from e-commerce companies.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Oil, Gas & Consumable Fuels	64.0%
Metals & Mining	16.4
Containers & Packaging	10.3
Energy Equipment & Services	5.6
Construction Materials	3.3
Paper & Forest Products	0.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Chevron Corp.	9.9%
Exxon Mobil Corp.	9.6
Enbridge Inc.	4.7
ConocoPhillips	4.2
Newmont Corp.	3.1
Freeport-McMoRan Inc.	3.0
TC Energy Corp.	2.8
EOG Resources Inc.	2.7
Schlumberger Ltd.	2.4
Canadian Natural Resources Ltd.	2.3

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® North American Tech-Multimedia Networking ETF

Investment Objective

The iShares North American Tech-Multimedia Networking ETF (the “Fund”) seeks to track the investment results of an index composed of North American equities in the multimedia and networking technology sectors, as represented by the S&P North American Technology Multimedia Networking IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	55.89%	13.60%	7.38%	55.89%	89.18%	103.83%
Fund Market	56.10	13.64	7.39	56.10	89.49	104.09
Index	56.24	13.97	7.71	56.24	92.31	110.10

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,443.10	$ 2.56		$ 1,000.00	$ 1,022.80	$ 2.12		0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2021 (continued)	iShares® North American Tech-Multimedia Networking ETF

Portfolio Management Commentary

North American technology and multimedia networking stocks rose solidly as the pandemic and associated stay-at-home orders to reduce the spread of coronavirus pandemic accelerated existing trends toward working from home. To accommodate telecommuting employees, companies, especially large corporations, accelerated their investment in cloud computing, increasing demand for networking hardware, such as routers and switches, and cloud-based software and services. Stay-at-home orders limited in-person meetings, leading companies to invest in technology for remote communications among employees. Rapid growth of mobile broadband drove demand for the networking hardware.

The Index is composed almost entirely of U.S. communications equipment companies, which contributed strongly to the Index’s return. The creation of online businesses and communication platforms rose, increasing demand for services and software supporting these web-based activities. The spread of the pandemic accelerated business migration to cloud computing and investment in data-centers to accommodate remote work, boosting revenues for network switching providers. Investor optimism amid growth in information technology spending and subscription cloud software and services also benefited the industry.

Reduced in-person interactions led to increased demand for hardware and equipment for electronic communication. Revenues from sales of equipment to companies that provide wireless broadband services increased, driven by growth in demand, especially in rural parts of the U.S. and in developing countries. Investor optimism regarding the ongoing rollout of 5G wireless communications technology bolstered the industry. As employees continued to work from home, demand for professional headsets and video products for use in online meetings rose, boosting industry revenues. Communications equipment companies also benefited from consolidation in the industry, which leveraged synergies and acquisitions to increase revenue.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Communications Equipment	96.0%
Application Software	4.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Arista Networks Inc.	9.4%
F5 Networks Inc.	9.2
Cisco Systems Inc.	9.1
Motorola Solutions Inc.	9.1
Juniper Networks Inc.	8.6
Lumentum Holdings Inc.	4.8
Ciena Corp.	4.7
Viavi Solutions Inc.	4.3
CommScope Holding Co. Inc.	4.2
NetScout Systems Inc.	4.2

(a)	Excludes money market funds.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® PHLX Semiconductor ETF

Investment Objective

The iShares PHLX Semiconductor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the semiconductor sector, as represented by the PHLX Semiconductor Sector IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

On March 31, 2021, the Board approved a proposal to amend the Fund’s investment objective to track the investment results of an index composed of U.S.-listed equities in the semiconductor sector, change the index to ICE Semiconductor Index and change the name of the Fund to iShares Semiconductor ETF. These changes will become effective on June 21, 2021.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	108.93%	37.50%	23.30%	108.93%	391.49%	712.46%
Fund Market	108.87	37.49	23.30	108.87	391.26	712.00
Index	109.98	38.23	23.89	109.98	404.64	752.07

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,398.00	$ 2.51		$ 1,000.00	$ 1,022.80	$ 2.12		0.42%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	15

Fund Summary as of March 31, 2021 (continued)	iShares® PHLX Semiconductor ETF

Portfolio Management Commentary

Semiconductor stocks posted strongly positive returns for the reporting period, advancing sharply amid a rapid acceleration of demand for microchips in the wake of the coronavirus pandemic. After an excess of supply and declining revenues in 2019, there was a microchip shortage during the reporting period as demand for chips exceeded supply, leading to higher prices and increasing revenues. Supply was constrained by supply chain disruptions and reductions in production as governments ordered pandemic-related factory closures. Meanwhile, demand increased as people spent additional time at home due to stay-at-home orders. Consumers increased their purchase of consumer electronics for entertainment and personal computers to facilitate working from home and distance education.

Businesses adapted to increased telecommuting and online commerce by investing in cloud-based technology, driving demand for chips used in data centers and leading to robustly higher sales and revenues. Demand for notebook computers rose at historic rates as employees working from home purchased equipment for telecommuting and online meetings. Increased time at home also led to strong demand for chips used in gaming consoles, bolstered by the release of new models to the market. The increase in cryptocurrency mining also increased demand for chips.

The semiconductor industry also benefited from the continued rollout of infrastructure to support 5G networks and strength in sales of new models of 5G-enabled smartphones, especially in Europe and Asia. The automobile industry recovered faster than anticipated, leading to strong demand for semiconductors used in vehicles. Investors’ optimism also benefited the industry on expectations of continued strong demand for chips used in the growing market for technology products with wireless connectivity. Strong demand for semiconductors also helped the semiconductor equipment industry as demand for chip-making equipment increased. Planned stock buybacks also supported the industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Semiconductors	78.3%
Semiconductor Equipment	21.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Texas Instruments Inc.	8.6%
Intel Corp.	8.3
Broadcom Inc.	7.8
QUALCOMM Inc.	7.7
NVIDIA Corp.	7.6
Applied Materials Inc.	4.4
NXP Semiconductors NV	4.3
KLA Corp.	4.2
Lam Research Corp.	4.1
ASML Holding NV	4.1

(a)	Excludes money market funds.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	17

Schedule of Investments March 31, 2021	iShares® Expanded Tech Sector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communications Equipment — 2.6%
Arista Networks Inc.(a)	13,617	$4,110,836
Calix Inc.(a)	13,321	461,706
Ciena Corp.(a)	38,320	2,096,870
Cisco Systems Inc.	1,049,489	54,269,076
CommScope Holding Co. Inc.(a)	50,063	768,968
EchoStar Corp., Class A(a)(b)	12,492	299,808
F5 Networks Inc.(a)	15,326	3,197,310
Harmonic Inc.(a)	26,534	208,027
Infinera Corp.(a)	49,799	479,564
Inseego Corp.(a)(b)	15,374	153,740
Juniper Networks Inc.	81,580	2,066,421
Lumentum Holdings Inc.(a)(b)	18,657	1,704,317
Motorola Solutions Inc.	42,018	7,901,485
NETGEAR Inc.(a)(b)	7,815	321,197
NetScout Systems Inc.(a)	18,085	509,274
Plantronics Inc.	9,334	363,186
Ribbon Communications Inc.(a)	31,246	256,530
Ubiquiti Inc.	1,898	566,173
ViaSat Inc.(a)	16,106	774,215
Viavi Solutions Inc.(a)	57,707	906,000

		81,414,703

Electronic Equipment, Instruments & Components — 2.7%
Amphenol Corp., Class A	148,943	9,825,770
Arrow Electronics Inc.(a)	18,545	2,055,157
Avnet Inc.	24,910	1,034,014
Badger Meter Inc.	7,339	683,041
Belden Inc.	11,075	491,398
Benchmark Electronics Inc.	9,263	286,412
CDW Corp./DE	35,049	5,809,372
Celestica Inc.(a)(b)	27,521	230,351
Cognex Corp.	43,621	3,620,107
Coherent Inc.(a)	6,103	1,543,388
Corning Inc.	191,008	8,310,758
Dolby Laboratories Inc., Class A	16,184	1,597,684
Fabrinet(a)	9,211	832,582
FLIR Systems Inc.	32,461	1,833,073
II-VI Inc.(a)	26,141	1,787,260
Insight Enterprises Inc.(a)	8,845	843,990
IPG Photonics Corp.(a)	8,850	1,866,819
Itron Inc.(a)	11,023	977,189
Jabil Inc.	33,923	1,769,424
Keysight Technologies Inc.(a)	46,259	6,633,541
Knowles Corp.(a)	23,460	490,783
Littelfuse Inc.	6,143	1,624,455
Methode Electronics Inc.	9,275	389,364
National Instruments Corp.	33,076	1,428,387
Novanta Inc.(a)	8,862	1,168,809
OSI Systems Inc.(a)	4,088	392,857
Plexus Corp.(a)	7,266	667,309
Rogers Corp.(a)	4,707	885,904
Sanmina Corp.(a)	16,402	678,715
SYNNEX Corp.	10,392	1,193,417
TE Connectivity Ltd.	82,255	10,619,943
Trimble Inc.(a)	62,390	4,853,318
TTM Technologies Inc.(a)(b)	24,825	359,962
Vishay Intertechnology Inc.	32,970	793,918
Vontier Corp.(a)	42,264	1,279,331

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Zebra Technologies Corp., Class A(a)	13,291	$6,448,527

		85,306,329

Entertainment — 2.9%
Activision Blizzard Inc.	192,595	17,911,335
Electronic Arts Inc.	71,501	9,679,090
Glu Mobile Inc.(a)	35,580	444,038
Netflix Inc.(a)	110,099	57,434,244
Take-Two Interactive Software Inc.(a)(b)	28,632	5,059,275
Zynga Inc., Class A(a)(b)	249,685	2,549,284

		93,077,266

Hotels, Restaurants & Leisure — 0.9%
Booking Holdings Inc.(a)	10,183	23,724,761
Expedia Group Inc.	34,259	5,896,659

		29,621,420

Interactive Media & Services — 15.7%
Alphabet Inc., Class A(a)	66,291	136,726,513
Alphabet Inc., Class C, NVS(a)	63,539	131,438,682
Cargurus Inc.(a)	21,784	519,113
Facebook Inc., Class A(a)	597,968	176,119,515
IAC/InterActiveCorp.(a)	20,627	4,461,826
Match Group Inc.(a)(b)	66,863	9,185,639
Pinterest Inc., Class A(a)	132,354	9,798,167
Snap Inc., Class A, NVS(a)	230,240	12,039,250
TripAdvisor Inc.(a)	24,234	1,303,547
Twitter Inc.(a)	198,412	12,624,955
Yelp Inc.(a)	17,537	683,943
Zillow Group Inc., Class A(a)	9,157	1,203,047
Zillow Group Inc., Class C, NVS(a)	38,348	4,971,435
ZoomInfo Technologies Inc., Class A(a)(b)	23,225	1,135,702

		502,211,334

Internet & Direct Marketing Retail — 9.4%
Amazon.com Inc.(a)	87,878	271,901,562
Chewy Inc., Class A(a)(b)	18,960	1,606,102
eBay Inc.	160,694	9,840,901
Etsy Inc.(a)	31,334	6,319,128
Groupon Inc.(a)	5,738	290,027
Grubhub Inc.(a)	23,375	1,402,500
Magnite Inc.(a)(b)	28,729	1,195,414
Overstock.com Inc.(a)	10,714	709,910
Qurate Retail Inc., Series A	94,724	1,113,954
Shutterstock Inc.	5,360	477,254
Stamps.com Inc.(a)(b)	4,504	898,593
Stitch Fix Inc., Class A(a)(b)	14,295	708,174
Wayfair Inc., Class A(a)(b)	18,188	5,724,673

		302,188,192

IT Services — 17.1%
Accenture PLC, Class A	157,666	43,555,232
Akamai Technologies Inc.(a)	40,575	4,134,593
Alliance Data Systems Corp.	12,354	1,384,760
Automatic Data Processing Inc.	106,381	20,049,627
Black Knight Inc.(a)	38,979	2,884,056
Broadridge Financial Solutions Inc.	28,786	4,407,137
Cardtronics PLC, Class A(a)(b)	8,970	348,036
CGI Inc.(a)(b)	54,753	4,556,545
Cognizant Technology Solutions Corp., Class A	131,905	10,304,419
Concentrix Corp.(a)	10,382	1,554,393
CSG Systems International Inc.	8,303	372,722
DXC Technology Co.	62,984	1,968,880
EPAM Systems Inc.(a)	13,948	5,533,032

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Expanded Tech Sector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Euronet Worldwide Inc.(a)	13,185	$1,823,486
EVERTEC Inc.	14,636	544,752
ExlService Holdings Inc.(a)	8,496	765,999
Fastly Inc., Class A(a)	21,148	1,422,837
Fidelity National Information Services Inc.	154,406	21,711,028
Fiserv Inc.(a)	143,121	17,037,124
FleetCor Technologies Inc.(a)	20,736	5,570,312
Gartner Inc.(a)	22,055	4,026,140
Genpact Ltd.	43,495	1,862,456
Global Payments Inc.	73,394	14,794,763
GoDaddy Inc., Class A(a)	42,313	3,284,335
International Business Machines Corp.	222,138	29,602,110
Jack Henry & Associates Inc.	18,912	2,869,329
LiveRamp Holdings Inc.(a)	16,712	867,019
Mastercard Inc., Class A	217,958	77,603,946
MAXIMUS Inc.	15,111	1,345,483
MongoDB Inc.(a)(b)	12,884	3,445,568
NIC Inc.	16,895	573,247
Okta Inc.(a)	30,540	6,731,932
Paychex Inc.	79,787	7,820,722
PayPal Holdings Inc.(a)	291,141	70,700,680
Perficient Inc.(a)	8,270	485,614
Perspecta Inc.	34,478	1,001,586
Repay Holdings Corp.(a)(b)	18,709	439,287
Sabre Corp.	78,029	1,155,609
Shift4 Payments Inc., Class A(a)	8,660	710,207
Shopify Inc., Class A(a)(b)	27,929	30,903,438
Snowflake Inc., Class A(a)	14,779	3,388,529
Square Inc., Class A(a)(b)	96,907	22,002,734
Switch Inc., Class A	21,714	353,070
Sykes Enterprises Inc.(a)	10,103	445,340
TTEC Holdings Inc.	4,594	461,467
Twilio Inc., Class A(a)	39,782	13,556,114
VeriSign Inc.(a)	24,740	4,917,322
Verra Mobility Corp.(a)	33,949	459,500
Visa Inc., Class A	421,635	89,272,779
Western Union Co. (The)	102,151	2,519,044
WEX Inc.(a)	10,978	2,296,817

		549,825,157

Professional Services — 0.3%
Booz Allen Hamilton Holding Corp.	34,232	2,756,703
CACI International Inc., Class A(a)	6,224	1,535,212
KBR Inc.	34,938	1,341,270
Leidos Holdings Inc.	33,157	3,192,356
ManTech International Corp./VA, Class A	6,851	595,694
Science Applications International Corp.	14,334	1,198,179

		10,619,414

Semiconductors & Semiconductor Equipment — 16.1%
Advanced Energy Industries Inc.	9,643	1,052,726
Advanced Micro Devices Inc.(a)(b)	301,241	23,647,419
Ambarella Inc.(a)	8,724	875,802
Amkor Technology Inc.	27,034	640,976
Analog Devices Inc.	91,703	14,221,301
Applied Materials Inc.	228,120	30,476,832
Broadcom Inc.	101,480	47,052,217
Brooks Automation Inc.	18,608	1,519,343
Cirrus Logic Inc.(a)	14,608	1,238,612
CMC Materials Inc.	7,328	1,295,517
Cree Inc.(a)	28,647	3,097,600

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Diodes Inc.(a)(b)	10,458	$834,967
Enphase Energy Inc.(a)	32,073	5,200,958
Entegris Inc.	33,543	3,750,107
First Solar Inc.(a)	20,961	1,829,895
FormFactor Inc.(a)	19,505	879,871
Inphi Corp.(a)	13,343	2,380,525
Intel Corp.	1,010,017	64,641,088
KLA Corp.	38,301	12,654,650
Kulicke & Soffa Industries Inc.	15,432	757,866
Lam Research Corp.	35,525	21,145,901
Lattice Semiconductor Corp.(a)	34,309	1,544,591
MACOM Technology Solutions Holdings Inc.(a)	11,743	681,329
Marvell Technology Group Ltd.	166,594	8,159,774
Maxim Integrated Products Inc.	66,632	6,088,166
MaxLinear Inc.(a)	17,101	582,802
Microchip Technology Inc.	66,936	10,389,806
Micron Technology Inc.(a)	278,089	24,530,231
MKS Instruments Inc.	13,717	2,543,406
Monolithic Power Systems Inc.	10,684	3,773,696
NVIDIA Corp.	154,125	82,291,961
NXP Semiconductors NV	68,861	13,864,474
ON Semiconductor Corp.(a)	102,389	4,260,406
Onto Innovation Inc.(a)	12,309	808,824
Power Integrations Inc.	15,086	1,229,207
Qorvo Inc.(a)	28,156	5,144,101
QUALCOMM Inc.	282,397	37,443,018
Rambus Inc.(a)	27,150	527,796
Semtech Corp.(a)	16,381	1,130,289
Silicon Laboratories Inc.(a)	10,830	1,527,788
SiTime Corp.(a)	3,113	306,942
Skyworks Solutions Inc.	40,992	7,521,212
SolarEdge Technologies Inc.(a)	12,792	3,676,933
SunPower Corp.(a)(b)	20,161	674,385
Synaptics Inc.(a)	8,700	1,178,154
Teradyne Inc.	41,439	5,042,298
Texas Instruments Inc.	228,761	43,233,541
Universal Display Corp.	10,657	2,523,258
Xilinx Inc.	61,095	7,569,671

		517,442,232

Software — 22.6%
2U Inc.(a)(b)	18,162	694,333
8x8 Inc.(a)	26,315	853,659
ACI Worldwide Inc.(a)	29,424	1,119,583
Adobe Inc.(a)	119,155	56,642,712
Alarm.com Holdings Inc.(a)	11,105	959,250
Altair Engineering Inc., Class A(a)(b)	10,683	668,435
Alteryx Inc., Class A(a)(b)	14,632	1,213,871
Anaplan Inc.(a)	35,181	1,894,497
ANSYS Inc.(a)	21,546	7,316,160
Appfolio Inc., Class A(a)	4,131	584,165
Appian Corp.(a)(b)	9,535	1,267,678
Aspen Technology Inc.(a)	16,848	2,431,672
Autodesk Inc.(a)	54,662	15,149,573
Avalara Inc.(a)	21,312	2,843,660
Avaya Holdings Corp.(a)(b)	18,769	526,095
Bill.Com Holdings Inc.(a)	15,341	2,232,116
Blackbaud Inc.	11,938	848,553
BlackBerry Ltd.(a)(b)	129,563	1,092,216
Blackline Inc.(a)	12,843	1,392,181
Bottomline Technologies DE Inc.(a)	9,791	443,043

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2021	iShares® Expanded Tech Sector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Box Inc., Class A(a)	35,636	$818,203
Cadence Design Systems Inc.(a)	69,350	9,500,256
CDK Global Inc.	30,065	1,625,314
Cerence Inc.(a)	9,378	840,081
Ceridian HCM Holding Inc.(a)	32,414	2,731,528
Citrix Systems Inc.	30,567	4,290,384
Cloudera Inc.(a)	54,166	659,200
Cloudflare Inc., Class A(a)	46,667	3,278,823
CommVault Systems Inc.(a)	11,733	756,779
Cornerstone OnDemand Inc.(a)	15,304	666,948
Coupa Software Inc.(a)	17,942	4,565,880
Crowdstrike Holdings Inc., Class A(a)	46,804	8,542,198
Datadog Inc., Class A(a)	51,227	4,269,258
Descartes Systems Group Inc. (The)(a)(b)	21,288	1,296,652
Digital Turbine Inc.(a)	18,667	1,500,080
DocuSign Inc.(a)	46,376	9,388,821
Dropbox Inc., Class A(a)(b)	74,035	1,973,773
Dynatrace Inc.(a)	45,611	2,200,275
Elastic NV(a)	15,620	1,736,944
Envestnet Inc.(a)	13,595	981,967
Everbridge Inc.(a)	8,809	1,067,475
Fair Isaac Corp.(a)	7,265	3,531,153
FireEye Inc.(a)	59,309	1,160,677
Five9 Inc.(a)	16,628	2,599,455
Fortinet Inc.(a)	33,671	6,209,606
Guidewire Software Inc.(a)(b)	20,804	2,114,311
HubSpot Inc.(a)	10,801	4,905,922
InterDigital Inc.	7,531	477,842
Intuit Inc.	68,074	26,076,426
j2 Global Inc.(a)	10,532	1,262,366
Jamf Holding Corp.(a)	7,011	247,629
Lightspeed POS Inc.(a)(b)	22,045	1,384,646
LivePerson Inc.(a)(b)	15,658	825,803
Manhattan Associates Inc.(a)	15,750	1,848,735
Medallia Inc.(a)	20,630	575,371
Microsoft Corp.	1,153,869	272,047,694
MicroStrategy Inc., Class A(a)	1,895	1,286,326
Mimecast Ltd.(a)	14,568	585,779
New Relic Inc.(a)(b)	13,123	806,802
NortonLifeLock Inc.	144,654	3,075,344
Nuance Communications Inc.(a)(b)	70,587	3,080,417
Nutanix Inc., Class A(a)	47,897	1,272,144
Open Text Corp.	67,812	3,235,311
Oracle Corp.	461,068	32,353,142
Pagerduty Inc.(a)	14,370	578,105
Palo Alto Networks Inc.(a)	24,174	7,785,478
Paycom Software Inc.(a)	12,200	4,514,732
Paylocity Holding Corp.(a)	9,258	1,664,866
Pegasystems Inc.(b)	9,966	1,139,512
Ping Identity Holding Corp.(a)	9,645	211,515
Pluralsight Inc., Class A(a)	24,785	553,697
Progress Software Corp.	11,368	500,874
Proofpoint Inc.(a)	14,268	1,794,772
PROS Holdings Inc.(a)(b)	9,853	418,753
PTC Inc.(a)	26,134	3,597,345
Q2 Holdings Inc.(a)	12,763	1,278,853
Qualys Inc.(a)	8,457	886,124
Rapid7 Inc.(a)	13,062	974,556
RealPage Inc.(a)	21,957	1,914,650
RingCentral Inc., Class A(a)	19,990	5,954,621

Security	Shares	Value

Software (continued)
SailPoint Technologies Holdings Inc.(a)(b)	22,912	$1,160,264
salesforce.com Inc.(a)	228,139	48,335,810
ServiceNow Inc.(a)	48,748	24,379,362
Slack Technologies Inc., Class A(a)	124,665	5,065,139
Smartsheet Inc., Class A(a)	28,570	1,826,194
SolarWinds Corp.(a)(b)	17,973	313,449
Splunk Inc.(a)	40,184	5,444,128
Sprout Social Inc., Class A(a)	6,965	402,298
SPS Commerce Inc.(a)	8,846	878,496
SS&C Technologies Holdings Inc.	55,650	3,888,266
SVMK Inc.(a)	30,021	549,985
Synopsys Inc.(a)	37,878	9,385,411
Tenable Holdings Inc.(a)	16,749	606,063
Teradata Corp.(a)	26,816	1,033,489
Trade Desk Inc. (The), Class A(a)	10,570	6,888,046
Tyler Technologies Inc.(a)(b)	10,087	4,282,234
Varonis Systems Inc.(a)	25,151	1,291,252
Verint Systems Inc.(a)	16,481	749,721
VMware Inc., Class A(a)(b)	20,061	3,018,177
Workday Inc., Class A(a)	45,740	11,363,188
Workiva Inc.(a)	10,351	913,579
Xperi Holding Corp.	26,050	567,109
Yext Inc.(a)	24,044	348,157
Zendesk Inc.(a)(b)	29,403	3,899,426
Zoom Video Communications Inc., Class A(a)	50,861	16,341,131
Zscaler Inc.(a)	18,595	3,192,204
Zuora Inc., Class A(a)(b)	26,547	392,896

		724,111,119

Technology Hardware, Storage & Peripherals — 9.7%
3D Systems Corp.(a)	30,860	846,798
Apple Inc.	2,243,497	274,043,159
Dell Technologies Inc., Class C(a)	59,101	5,209,753
Hewlett Packard Enterprise Co.	324,347	5,105,222
HP Inc.	311,366	9,885,870
NCR Corp.(a)	32,425	1,230,529
NetApp Inc.	55,336	4,021,267
Pure Storage Inc., Class A(a)	60,831	1,310,300
Seagate Technology PLC	49,933	3,832,358
Super Micro Computer Inc.(a)	11,151	435,558
Western Digital Corp.	76,092	5,079,141
Xerox Holdings Corp.	42,016	1,019,728

		312,019,683

Total Common Stocks — 100.0% (Cost: $1,862,018,437)		3,207,836,849

Short-Term Investments

Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	43,321,258	43,347,251

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Expanded Tech Sector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	2,339,000	$2,339,000

		45,686,251

Total Short-Term Investments — 1.4% (Cost: $45,649,913)		45,686,251

Total Investments in Securities — 101.4% (Cost: $1,907,668,350)		3,253,523,100

Other Assets, Less Liabilities — (1.4)%		(43,910,459)

Net Assets — 100.0%		$3,209,612,641

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$72,061,813	$—		$(28,723,891	)(a)	$16,955	$(7,626)	$43,347,251	43,321,258	$269,815	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,659,000	680,000	(a)	—		—	—	2,339,000	2,339,000	4,100		—

						$16,955	$(7,626)	$45,686,251		$273,915		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 400 E-Mini Index	5	06/18/21	$480	$(8,951)
S&P Select Sector Technology E-Mini Index	10	06/18/21	1,337	7,122

				$(1,829)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$7,122

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2021	iShares® Expanded Tech Sector ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Equity Contracts

Liabilities — Derivative Financial Instruments

Futures contracts
Unrealized depreciation on futures contracts(a)	$8,951

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,640,403

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(89,316)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,526,727

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,207,836,849	$—	$—	$3,207,836,849
Money Market Funds	45,686,251	—	—	45,686,251

	$3,253,523,100	$—	$—	$3,253,523,100

Derivative financial instruments(a)
Assets
Futures Contracts	$7,122	$—	$—	$7,122
Liabilities
Futures Contracts	(8,951)	—	—	(8,951)

	$(1,829)	$—	$—	$(1,829)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® Expanded Tech-Software Sector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Application Software — 62.7%
2U Inc.(a)(b)	171,961	$6,574,069
8x8 Inc.(a)	253,693	8,229,801
ACI Worldwide Inc.(a)(b)	274,102	10,429,581
Adobe Inc.(a)	979,062	465,416,703
Alarm.com Holdings Inc.(a)(b)	106,145	9,168,805
Altair Engineering Inc., Class A(a)(b)	103,164	6,454,972
Alteryx Inc., Class A(a)(b)	137,724	11,425,583
Anaplan Inc.(a)(b)	332,015	17,879,008
ANSYS Inc.(a)(b)	202,993	68,928,303
Appfolio Inc., Class A(a)(b)	40,149	5,677,470
Aspen Technology Inc.(a)	158,713	22,907,047
Autodesk Inc.(a)	514,515	142,597,832
Avalara Inc.(a)(b)	199,887	26,670,922
Avaya Holdings Corp.(a)(b)	179,083	5,019,697
Bill.Com Holdings Inc.(a)(b)	144,400	21,010,200
Blackbaud Inc.	113,202	8,046,398
Blackline Inc.(a)(b)	121,178	13,135,695
Bottomline Technologies DE Inc.(a)(b)	93,572	4,234,133
Box Inc., Class A(a)(b)	344,458	7,908,756
Cadence Design Systems Inc.(a)	652,767	89,422,551
CDK Global Inc.	284,892	15,401,262
Cerence Inc.(a)(b)	89,293	7,998,867
Ceridian HCM Holding Inc.(a)	306,398	25,820,160
Citrix Systems Inc.	287,722	40,384,660
Cloudera Inc.(a)(b)	514,904	6,266,382
Cornerstone OnDemand Inc.(a)(b)	144,887	6,314,175
Coupa Software Inc.(a)	168,888	42,978,618
Datadog Inc., Class A(a)(b)	482,189	40,185,631
Descartes Systems Group Inc. (The)(a)(b)	197,710	12,042,516
Digital Turbine Inc.(a)	177,762	14,284,954
DocuSign Inc.(a)	436,526	88,374,689
Dropbox Inc., Class A(a)	698,578	18,624,090
Dynatrace Inc.(a)	429,806	20,733,841
Elastic NV(a)	144,591	16,078,519
Envestnet Inc.(a)(b)	128,725	9,297,807
Everbridge Inc.(a)(b)	83,033	10,061,939
Fair Isaac Corp.(a)(b)	68,408	33,249,708
Five9 Inc.(a)	155,978	24,384,041
Guidewire Software Inc.(a)(b)	195,975	19,916,939
HubSpot Inc.(a)	101,911	46,288,995
Intuit Inc.	640,759	245,449,143
j2 Global Inc.(a)	99,357	11,908,930
Jamf Holding Corp.(a)(b)	66,755	2,357,787
Lightspeed POS Inc.(a)(b)	207,505	13,033,389
LivePerson Inc.(a)(b)	148,437	7,828,567
Manhattan Associates Inc.(a)(b)	149,287	17,523,308
Medallia Inc.(a)	193,028	5,383,551
MicroStrategy Inc., Class A(a)(b)	17,311	11,750,707
Mimecast Ltd.(a)	138,720	5,577,931
New Relic Inc.(a)	125,115	7,692,070
Nuance Communications Inc.(a)(b)	667,007	29,108,186
Nutanix Inc., Class A(a)	451,853	12,001,216
Open Text Corp.	638,289	30,452,768
Pagerduty Inc.(a)	136,861	5,505,918
Paycom Software Inc.(a)	114,840	42,497,690
Paylocity Holding Corp.(a)(b)	87,790	15,787,276
Pegasystems Inc.	93,957	10,743,043
Pluralsight Inc., Class A(a)	239,766	5,356,372

Security	Shares	Value

Application Software (continued)
PROS Holdings Inc.(a)(b)	93,280	$3,964,400
PTC Inc.(a)(b)	245,990	33,860,524
Q2 Holdings Inc.(a)(b)	120,446	12,068,689
RealPage Inc.(a)(b)	207,828	18,122,602
RingCentral Inc., Class A(a)	187,832	55,951,396
salesforce.com Inc.(a)	2,044,986	433,271,184
Slack Technologies Inc., Class A(a)	1,167,974	47,454,784
Smartsheet Inc., Class A(a)	269,760	17,243,059
Splunk Inc.(a)(b)	378,406	51,266,445
Sprout Social Inc., Class A(a)(b)	66,341	3,831,856
SPS Commerce Inc.(a)	84,237	8,365,577
SS&C Technologies Holdings Inc.	524,591	36,653,173
SVMK Inc.(a)	285,038	5,221,896
Synopsys Inc.(a)(b)	356,541	88,343,729
Trade Desk Inc. (The), Class A(a)(b)	99,895	65,097,576
Tyler Technologies Inc.(a)(b)	94,948	40,308,274
Verint Systems Inc.(a)(b)	156,057	7,099,033
Workday Inc., Class A(a)(b)	428,687	106,498,711
Workiva Inc.(a)(b)	95,184	8,400,940
Yext Inc.(a)(b)	230,461	3,337,075
Zendesk Inc.(a)(b)	275,545	36,542,778
Zoom Video Communications Inc., Class A(a)	478,734	153,812,447

		3,166,499,319

Interactive Home Entertainment — 6.6%
Activision Blizzard Inc.	1,812,838	168,593,934
Electronic Arts Inc.	673,017	91,106,311
Take-Two Interactive Software Inc.(a)	269,500	47,620,650
Zynga Inc., Class A(a)(b)	2,356,713	24,062,040

		331,382,935

Interactive Media & Services — 2.2%
Snap Inc., Class A, NVS(a)	2,169,576	113,447,129

Systems Software — 28.4%
Appian Corp.(a)(b)	89,947	11,958,454
BlackBerry Ltd.(a)(b)	1,226,784	10,341,789
Cloudflare Inc., Class A(a)	439,265	30,862,759
CommVault Systems Inc.(a)	112,453	7,253,218
Crowdstrike Holdings Inc., Class A(a)(b)	440,552	80,405,145
FireEye Inc.(a)	541,103	10,589,386
Fortinet Inc.(a)(b)	316,938	58,449,706
Microsoft Corp.	1,862,332	439,082,016
NortonLifeLock Inc.	1,361,587	28,947,340
Oracle Corp.	4,339,901	304,530,853
Palo Alto Networks Inc.(a)(b)	226,754	73,028,393
Ping Identity Holding Corp.(a)	87,100	1,910,103
Progress Software Corp.	103,465	4,558,668
Proofpoint Inc.(a)(b)	134,299	16,893,471
Qualys Inc.(a)(b)	80,063	8,389,001
Rapid7 Inc.(a)	123,688	9,228,362
SailPoint Technologies Holdings Inc.(a)(b)	215,982	10,937,328
ServiceNow Inc.(a)(b)	458,852	229,476,474
SolarWinds Corp.(a)(b)	172,355	3,005,871
Tenable Holdings Inc.(a)	159,937	5,787,320
Teradata Corp.(a)(b)	255,052	9,829,704
Varonis Systems Inc.(a)(b)	238,914	12,265,845
VMware Inc., Class A(a)(b)	188,828	28,409,173
Xperi Holding Corp.	245,199	5,337,982
Zscaler Inc.(a)	175,810	30,181,303

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2021	iShares® Expanded Tech-Software Sector ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Systems Software (continued)
Zuora Inc., Class A(a)	238,706	$3,532,849

		1,435,192,513

Total Common Stocks — 99.9% (Cost: $5,174,680,699)		5,046,521,896

Short-Term Investments

Money Market Funds — 4.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	224,409,407	224,544,053
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	4,920,000	4,920,000

		229,464,053

Total Short -Term Investments — 4.6% (Cost: $229,316,930)		229,464,053

Total Investments in Securities — 104.5% (Cost: $5,403,997,629)		5,275,985,949

Other Assets, Less Liabilities — (4.5)%		(225,933,489)

Net Assets — 100.0%		$5,050,052,460

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$240,596,147	$—		$(16,231,118	)(a)	$22,553	$156,471	$224,544,053	224,409,407	$1,201,406	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,617,000	3,303,000	(a)	—		—	—	4,920,000	4,920,000	4,110		—

						$22,553	$156,471	$229,464,053		$1,205,516		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	5	06/18/21	$556	$(27,452)
S&P Select Sector Technology E-Mini Index	19	06/18/21	2,540	13,532

				$(13,920)

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Expanded Tech-Software Sector ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$13,532

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$27,452

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$2,009,118

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(8,671)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,948,301

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$5,046,521,896	$—	$—	$5,046,521,896
Money Market Funds	229,464,053	—	—	229,464,053

	$5,275,985,949	$—	$—	$5,275,985,949

Derivative financial instruments(a)
Assets
Futures Contracts	$13,532	$—	$—	$13,532
Liabilities
Futures Contracts	(27,452)	—	—	(27,452)

	$(13,920)	$—	$—	$(13,920)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments March 31, 2021	iShares® Nasdaq Biotechnology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 79.1%
AC Immune SA(a)(b)	600,159	$4,567,210
ACADIA Pharmaceuticals Inc.(a)(b)	1,330,534	34,327,777
Acceleron Pharma Inc.(a)(b)	503,105	68,226,069
Achillion Pharmaceuticals Inc.(b)(c)	4,112	1,892
Adaptimmune Therapeutics PLC, ADR(a)(b)	1,124,317	5,970,123
Adicet Bio Inc.(a)	255,511	3,342,084
Adverum Biotechnologies Inc.(a)(b)	805,722	7,944,419
Aeglea BioTherapeutics Inc.(a)(b)	400,976	3,175,730
Affimed NV(a)(b)	948,595	7,503,386
Agios Pharmaceuticals Inc.(a)(b)	578,961	29,897,546
Akebia Therapeutics Inc.(a)(b)	1,272,339	4,306,868
Akero Therapeutics Inc.(a)(b)	287,680	8,345,597
Akouos Inc.(a)(b)	283,782	3,936,056
Alector Inc.(a)(b)	663,314	13,359,144
Alexion Pharmaceuticals Inc.(a)	1,826,712	279,322,532
Alkermes PLC(a)(b)	1,325,248	24,755,633
Allakos Inc.(a)(b)	436,248	50,072,545
Allogene Therapeutics Inc.(a)(b)	1,168,856	41,260,617
Allovir Inc.(a)(b)	539,730	12,629,682
Alnylam Pharmaceuticals Inc.(a)(b)	972,163	137,259,694
Altimmune Inc.(a)(b)	307,895	4,350,556
ALX Oncology Holdings Inc.(a)(b)	331,677	24,457,862
Amarin Corp. PLC, ADR(a)(b)	3,225,665	20,031,380
Amgen Inc.	3,661,569	911,034,983
Amicus Therapeutics Inc.(a)	2,160,240	21,343,171
AnaptysBio Inc.(a)(b)	228,659	4,927,601
Annexon Inc.(a)(b)	316,331	8,806,655
Apellis Pharmaceuticals Inc.(a)(b)	668,518	28,686,107
Applied Molecular Transport Inc.(a)(b)	289,150	12,725,492
Applied Therapeutics Inc.(a)	213,756	4,008,994
Aprea Therapeutics Inc.(a)(b)	177,926	907,423
Arbutus Biopharma Corp.(a)	713,098	2,374,616
Arcturus Therapeutics Holdings Inc.(a)(b)	214,327	8,851,705
Arcutis Biotherapeutics Inc.(a)(b)	414,553	11,993,018
Ardelyx Inc.(a)(b)	755,763	5,003,151
Arena Pharmaceuticals Inc.(a)(b)	501,570	34,803,942
Argenx SE, ADR(a)(b)	204,260	56,251,161
Arrowhead Pharmaceuticals Inc.(a)(b)	862,413	57,186,606
Ascendis Pharma A/S, ADR(a)(b)	433,580	55,879,790
Assembly Biosciences Inc.(a)	316,953	1,457,984
Atara Biotherapeutics Inc.(a)(b)	686,446	9,857,365
Athenex Inc.(a)(b)	781,747	3,361,512
Atreca Inc., Class A(a)(b)	250,826	3,845,163
Aurinia Pharmaceuticals Inc.(a)(b)	1,059,293	13,754,920
Autolus Therapeutics PLC , ADR(a)(b)	282,854	1,620,753
Avidity Biosciences Inc.(a)(b)	311,101	6,785,113
Avrobio Inc.(a)(b)	347,394	4,408,430
Beam Therapeutics Inc.(a)(b)	481,811	38,564,152
BeiGene Ltd., ADR(a)(b)	410,239	142,795,991
BioCryst Pharmaceuticals Inc.(a)(b)	1,463,704	14,885,870
Biogen Inc.(a)(b)	1,265,757	354,095,521
BioMarin Pharmaceutical Inc.(a)(b)	1,510,812	114,081,414
BioNTech SE, ADR(a)(b)	625,906	68,342,676
Black Diamond Therapeutics Inc.(a)(b)	298,298	7,236,709
Bluebird Bio Inc.(a)(b)	556,154	16,768,043
Blueprint Medicines Corp.(a)(b)	481,559	46,821,982
Bridgebio Pharma Inc.(a)(b)	1,237,671	76,240,534
Cabaletta Bio Inc.(a)	202,030	2,242,533

Security	Shares	Value

Biotechnology (continued)
Calithera Biosciences Inc.(a)(b)	592,579	$1,434,041
Cellectis SA, ADR(a)	159,500	3,223,495
ChemoCentryx Inc.(a)	575,678	29,497,741
China Biologic Products Holdings Inc.(a)	322,380	38,173,016
Chinook Therapeutics Inc.(a)	348,271	5,412,131
Clovis Oncology Inc.(a)(b)	870,115	6,108,207
Coherus Biosciences Inc.(a)(b)	602,299	8,799,588
Concert Pharmaceuticals Inc.(a)	257,416	1,284,506
Constellation Pharmaceuticals Inc.(a)(b)	396,070	9,264,077
Cortexyme Inc.(a)(b)	244,528	8,810,344
Crinetics Pharmaceuticals Inc.(a)	276,543	4,225,577
CRISPR Therapeutics AG(a)(b)	626,736	76,367,782
Cytokinetics Inc.(a)(b)	589,498	13,711,723
CytomX Therapeutics Inc.(a)(b)	536,968	4,150,763
Deciphera Pharmaceuticals Inc.(a)	479,273	21,490,601
Denali Therapeutics Inc.(a)(b)	1,005,271	57,400,974
Dicerna Pharmaceuticals Inc.(a)(b)	635,770	16,256,639
Eagle Pharmaceuticals Inc./DE(a)(b)	109,041	4,551,371
Editas Medicine Inc.(a)	560,739	23,551,038
Eiger BioPharmaceuticals Inc.(a)	272,012	2,407,306
Enanta Pharmaceuticals Inc.(a)(b)	168,212	8,296,216
Epizyme Inc.(a)(b)	847,420	7,381,028
Esperion Therapeutics Inc.(a)(b)	233,652	6,553,939
Exelixis Inc.(a)	2,592,344	58,561,051
Fate Therapeutics Inc.(a)(b)	779,261	64,250,069
FibroGen Inc.(a)(b)	757,593	26,296,053
Five Prime Therapeutics Inc.(a)(b)	363,973	13,710,863
Flexion Therapeutics Inc.(a)(b)	412,363	3,690,649
Forma Therapeutics Holdings Inc.(a)(b)	370,920	10,393,178
Frequency Therapeutics Inc.(a)(b)	279,664	2,656,808
Fusion Pharmaceuticals Inc., NVS(a)(b)	348,808	3,739,222
G1 Therapeutics Inc.(a)(b)	347,769	8,367,322
Galapagos NV, ADR(a)(b)	44,063	3,396,817
Gamida Cell Ltd.(a)(b)	495,522	4,008,773
Generation Bio Co.(a)(b)	451,933	12,862,013
Genmab A/S, ADR(a)(b)	397,500	13,049,925
Geron Corp.(a)(b)	2,596,098	4,101,835
Gilead Sciences Inc.	10,441,003	674,802,024
Global Blood Therapeutics Inc.(a)(b)	515,268	20,997,171
Gossamer Bio Inc.(a)(b)	624,230	5,774,128
Grifols SA, ADR	986,085	17,049,410
Halozyme Therapeutics Inc.(a)(b)	1,123,996	46,859,393
Harpoon Therapeutics Inc.(a)(b)	264,813	5,539,888
Homology Medicines Inc.(a)(b)	378,481	3,561,506
Ideaya Biosciences Inc.(a)(b)	239,737	5,633,820
IGM Biosciences Inc.(a)(b)	211,230	16,199,229
I-Mab, SP ADR, SP ADR(a)(b)	154,297	7,478,776
Immunic Inc.(a)(b)	173,991	2,773,417
ImmunityBio Inc.(a)(b)	925,862	21,979,964
ImmunoGen Inc.(a)	1,613,977	13,073,214
Immunovant Inc.(a)(b)	812,166	13,027,143
Incyte Corp.(a)	1,826,674	148,453,796
Inovio Pharmaceuticals Inc.(a)(b)	1,713,918	15,905,159
Inozyme Pharma Inc.(a)(b)	191,632	3,794,314
Insmed Inc.(a)(b)	857,546	29,208,017
Intellia Therapeutics Inc.(a)(b)	562,740	45,162,699
Intercept Pharmaceuticals Inc.(a)(b)	276,129	6,373,057
Ionis Pharmaceuticals Inc.(a)	1,170,414	52,621,813
Iovance Biotherapeutics Inc.(a)(b)	1,221,720	38,679,655
Ironwood Pharmaceuticals Inc.(a)(b)	1,334,334	14,917,854

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Nasdaq Biotechnology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
iTeos Therapeutics Inc.(a)(b)	290,513	$9,929,734
IVERIC bio Inc.(a)(b)	735,695	4,546,595
Jounce Therapeutics Inc.(a)	376,203	3,863,605
Kadmon Holdings Inc.(a)(b)	1,416,518	5,510,255
KalVista Pharmaceuticals Inc.(a)	192,213	4,937,952
Kamada Ltd., NVS(a)(b)	375,651	2,325,280
Karuna Therapeutics Inc.(a)(b)	224,655	27,010,271
Karyopharm Therapeutics Inc.(a)(b)	624,213	6,566,721
Keros Therapeutics Inc.(a)(b)	192,141	11,826,279
Kezar Life Sciences Inc.(a)	388,558	2,315,806
Kiniksa Pharmaceuticals Ltd., Class A(a)(b)	265,692	4,917,959
Kodiak Sciences Inc.(a)(b)	421,533	47,797,627
Krystal Biotech Inc.(a)(b)	181,700	13,998,168
Kura Oncology Inc.(a)(b)	548,857	15,516,187
Larimar Therapeutics Inc.(a)(b)	128,980	1,884,398
Legend Biotech Corp., ADR, ADR(a)(b)	198,280	5,754,086
Ligand Pharmaceuticals Inc.(a)	137,707	20,993,432
MacroGenics Inc.(a)(b)	466,377	14,854,107
Madrigal Pharmaceuticals Inc.(a)(b)	132,839	15,538,178
Magenta Therapeutics Inc.(a)(b)	404,222	4,785,988
MannKind Corp.(a)(b)	2,048,625	8,030,610
MediciNova Inc.(a)(b)	403,487	2,037,609
MeiraGTx Holdings PLC(a)	359,654	5,189,807
Mersana Therapeutics Inc.(a)(b)	575,930	9,318,547
Mirati Therapeutics Inc.(a)(b)	420,719	72,069,165
Moderna Inc.(a)(b)	3,321,669	434,972,556
Myriad Genetics Inc.(a)(b)	623,481	18,984,996
Neoleukin Therapeutics Inc.(a)(b)	350,796	4,318,299
Neurocrine Biosciences Inc.(a)(b)	780,575	75,910,919
NextCure Inc.(a)	231,385	2,316,164
Nkarta Inc.(a)(b)	270,217	8,890,139
Novavax Inc.(a)(b)	528,940	95,902,111
Nurix Therapeutics Inc.(a)(b)	322,538	10,027,706
OPKO Health Inc.(a)(b)	5,577,550	23,927,689
Orchard Therapeutics PLC(a)(b)	507,937	3,687,623
ORIC Pharmaceuticals Inc.(a)(b)	303,702	7,440,699
Ovid therapeutics Inc.(a)(b)	532,732	2,141,583
Pandion Therapeutics Inc.(a)	248,452	14,919,543
Passage Bio Inc.(a)(b)	438,676	7,668,056
Poseida Therapeutics Inc.(a)(b)	510,140	4,871,837
Precigen Inc.(a)(b)	1,680,132	11,576,109
Precision BioSciences Inc.(a)(b)	439,917	4,553,141
Protagonist Therapeutics Inc.(a)	356,624	9,236,562
Prothena Corp. PLC(a)(b)	333,928	8,388,271
PTC Therapeutics Inc.(a)(b)	585,001	27,699,797
Puma Biotechnology Inc.(a)(b)	332,474	3,231,647
Radius Health Inc.(a)(b)	390,007	8,135,546
Rapt Therapeutics Inc.(a)(b)	202,013	4,484,689
Regeneron Pharmaceuticals Inc.(a)(b)	874,787	413,896,721
REGENXBIO Inc.(a)	350,721	11,963,093
Relay Therapeutics Inc.(a)(b)	748,706	25,882,766
Repare Therapeutics Inc.(a)(b)	304,772	9,353,453
Replimune Group Inc.(a)	385,991	11,776,585
REVOLUTION Medicines Inc.(a)(b)	600,438	27,548,095
Rhythm Pharmaceuticals Inc.(a)	407,758	8,673,013
Rigel Pharmaceuticals Inc.(a)(b)	1,416,288	4,843,705
Rocket Pharmaceuticals Inc.(a)(b)	504,288	22,375,259
Rubius Therapeutics Inc.(a)(b)	676,265	17,921,022
Sage Therapeutics Inc.(a)(b)	485,314	36,325,753
Sangamo Therapeutics Inc.(a)(b)	1,190,713	14,919,634

Security	Shares	Value

Biotechnology (continued)
Sarepta Therapeutics Inc.(a)(b)	655,686	$48,868,278
Scholar Rock Holding Corp.(a)(b)	278,860	14,127,048
Seagen Inc.(a)	1,505,281	209,023,320
Selecta Biosciences Inc.(a)	908,896	4,112,754
Seres Therapeutics Inc.(a)(b)	756,447	15,575,244
Spectrum Pharmaceuticals Inc.(a)(b)	1,223,492	3,988,584
Spero Therapeutics Inc.(a)(b)	229,336	3,375,826
SpringWorks Therapeutics Inc.(a)(b)	407,420	29,973,889
Stoke Therapeutics Inc.(a)(b)	300,401	11,667,575
Summit Therapeutics Inc.(a)(b)	690,849	4,055,284
Surface Oncology Inc.(a)(b)	341,605	2,664,519
Sutro Biopharma Inc.(a)(b)	372,980	8,489,025
Syndax Pharmaceuticals Inc.(a)(b)	391,147	8,746,047
Syros Pharmaceuticals Inc.(a)(b)	510,733	3,820,283
TCR2 Therapeutics Inc.(a)	315,110	6,957,629
Translate Bio Inc.(a)(b)	616,129	10,159,967
Travere Therapeutics Inc.(a)	477,499	11,923,150
Turning Point Therapeutics Inc.(a)(b)	400,429	37,876,579
Twist Bioscience Corp.(a)(b)	404,195	50,063,593
Ultragenyx Pharmaceutical Inc.(a)(b)	556,285	63,338,610
uniQure NV(a)(b)	368,862	12,426,961
United Therapeutics Corp.(a)(b)	370,129	61,911,478
UNITY Biotechnology Inc.(a)(b)	442,453	2,654,718
UroGen Pharma Ltd.(a)(b)	184,749	3,598,911
Vanda Pharmaceuticals Inc.(a)(b)	458,166	6,881,653
Vaxcyte Inc.(a)(b)	422,375	8,341,906
Veracyte Inc.(a)(b)	557,366	29,958,422
Verastem Inc.(a)(b)	1,425,703	3,521,486
Vertex Pharmaceuticals Inc.(a)	2,159,995	464,161,326
Vir Biotechnology Inc.(a)(b)	1,062,198	54,458,891
Voyager Therapeutics Inc.(a)(b)	313,271	1,475,506
XBiotech Inc.(a)(b)	245,166	4,209,500
Xencor Inc.(a)(b)	481,576	20,736,663
Xenon Pharmaceuticals Inc.(a)(b)	288,689	5,167,533
Y-mAbs Therapeutics Inc.(a)	360,337	10,896,591
Zai Lab Ltd., ADR(a)(b)	496,903	66,301,767
Zentalis Pharmaceuticals Inc.(a)(b)	336,683	14,608,675
ZIOPHARM Oncology Inc.(a)(b)	1,775,094	6,390,338

		7,785,090,286

Health Care Providers & Services — 1.5%
Castle Biosciences Inc.(a)(b)	202,636	13,872,461
Guardant Health Inc.(a)(b)	834,444	127,377,877
PetIQ Inc., Class A(a)(b)	208,928	7,366,801

		148,617,139

Life Sciences Tools & Services — 8.4%
Adaptive Biotechnologies Corp.(a)(b)	1,156,758	46,571,077
Codexis Inc.(a)(b)	526,889	12,060,489
Compugen Ltd.(a)(b)	692,549	5,948,996
Illumina Inc.(a)(b)	1,212,288	465,591,329
Luminex Corp.	386,630	12,333,497
Medpace Holdings Inc.(a)(b)	296,914	48,708,742
NanoString Technologies Inc.(a)(b)	365,292	24,003,337
Pacific Biosciences of California Inc.(a)	1,604,466	53,444,762
Personalis Inc.(a)(b)	363,096	8,935,793
PRA Health Sciences Inc.(a)	536,296	82,230,266
Syneos Health Inc.(a)	866,681	65,737,754

		825,566,042

Pharmaceuticals — 11.1%
Aerie Pharmaceuticals Inc.(a)(b)	391,792	7,001,323

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2021	iShares® Nasdaq Biotechnology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Amphastar Pharmaceuticals Inc.(a)(b)	397,121	$7,275,257
ANI Pharmaceuticals Inc.(a)	103,248	3,731,383
Arvinas Inc.(a)(b)	395,811	26,163,107
AstraZeneca PLC	3,811,482	189,506,885
Avadel Pharmaceuticals PLC, ADR(a)(b)	488,934	4,419,963
Axsome Therapeutics Inc.(a)(b)	309,583	17,528,589
BioDelivery Sciences International Inc.(a)(b)	845,604	3,306,312
Cara Therapeutics Inc.(a)(b)	412,122	8,947,169
Chiasma Inc.(a)(b)	483,350	1,512,886
Collegium Pharmaceutical Inc.(a)	289,803	6,868,331
Cymabay Therapeutics Inc.(a)(b)	576,009	2,615,081
Endo International PLC(a)(b)	1,941,457	14,386,196
Fulcrum Therapeutics Inc.(a)	270,015	3,180,777
GW Pharmaceuticals PLC, ADR(a)(b)	250,510	54,335,619
Horizon Therapeutics PLC(a)	1,861,599	171,341,572
Hutchison China MediTech Ltd., ADR(a)(b)	431,165	12,180,411
Innoviva Inc.(a)(b)	840,532	10,044,357
Intra-Cellular Therapies Inc.(a)(b)	672,367	22,813,412
Jazz Pharmaceuticals PLC(a)(b)	468,009	76,926,639
Kala Pharmaceuticals Inc.(a)(b)	510,164	3,438,505
Kaleido Biosciences Inc.(a)(b)	336,225	2,723,422
Marinus Pharmaceuticals Inc.(a)(b)	292,950	4,534,866
Nektar Therapeutics(a)(b)	1,513,780	30,275,600
NGM Biopharmaceuticals Inc.(a)	610,454	17,745,898
Ocular Therapeutix Inc.(a)(b)	624,183	10,242,843
Odonate Therapeutics Inc.(a)(b)	318,080	1,087,834
Omeros Corp.(a)(b)	510,871	9,093,504
Osmotica Pharmaceuticals PLC(a)(b)	523,315	1,706,007
Pacira BioSciences Inc.(a)(b)	361,514	25,338,516
Paratek Pharmaceuticals Inc.(a)(b)	383,291	2,706,034
Phibro Animal Health Corp., Class A	170,244	4,153,954
Pliant Therapeutics Inc.(a)(b)	294,114	11,567,504
Provention Bio Inc.(a)(b)	527,545	5,536,585
Reata Pharmaceuticals Inc., Class A(a)(b)	258,526	25,775,042
Redhill Biopharma Ltd., SP ADR, SP ADR NVS(a)(b)	314,496	2,302,111
Relmada Therapeutics Inc.(a)	133,583	4,703,457
Restorbio Inc.(b)	50,898	105,461
Revance Therapeutics Inc.(a)(b)	591,619	16,535,751
Royalty Pharma PLC, Class A	3,224,997	140,674,369
Sanofi, ADR	1,697,309	83,948,903
SIGA Technologies Inc.(a)(b)	647,172	4,206,618
Supernus Pharmaceuticals Inc.(a)	436,758	11,434,324
TherapeuticsMD Inc.(a)(b)	3,235,418	4,335,460
Theravance Biopharma Inc.(a)(b)	533,270	10,884,041
Tricida Inc.(a)	419,669	2,220,049

Security	Shares	Value

Pharmaceuticals (continued)
VYNE Therapeutics Inc.(a)(b)	425,411	$2,911,938
WaVe Life Sciences Ltd.(a)	408,055	2,289,189
Xeris Pharmaceuticals Inc.(a)(b)	492,311	2,220,323
Zogenix Inc.(a)(b)	460,869	8,996,163

		1,097,779,540

Total Common Stocks — 100.1% (Cost: $10,830,739,885)		9,857,053,007

Short-Term Investments

Money Market Funds — 11.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(d)(e)(f)	1,132,323,740	1,133,003,134
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	24,820,000	24,820,000

		1,157,823,134

Total Short-Term Investments — 11.7% (Cost: $1,157,142,565)		1,157,823,134

Total Investments Before Investments Sold Short — 111.8% (Cost: $11,987,882,450)		11,014,876,141

Investments In Securities Sold Short

Common Stocks — (0.0%)
PDL BioPharma Inc.(a)(c)	(4,374)	(10,804)

Total Investments Sold Short (Proceeds $(10,702))		(10,804)

Total Investments, Net of Investments Sold Short — 111.8% (Cost: $11,987,871,748)		11,014,865,337

Other Assets, Less Liabilities — (11.8)%		(1,166,282,967)

Net Assets — 100.0%		$9,848,582,370

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Nasdaq Biotechnology ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$930,848,306	$201,597,195	(a)	$—	$(168,806)	$726,439	$1,133,003,134	1,132,323,740	$9,114,281	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	12,684,000	12,136,000	(a)	—	—	—	24,820,000	24,820,000	11,141		—

					$(168,806)	$726,439	$1,157,823,134		$9,125,422		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-mini S&P Select Sector Health Care Index	36	06/18/21	$4,237	$88,966
Russell 2000 E-Mini Index	22	06/18/21	2,445	(139,036)

				$(50,070)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$88,966

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$139,036

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,565,555

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$721,990

Average Quarterly Balances of Outstanding Derivative Financial Instruments

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2021	iShares® Nasdaq Biotechnology ETF

Futures contracts:
Average notional value of contracts — long	$10,188,672

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$9,856,945,654	$105,461	$1,892	$9,857,053,007
Money Market Funds	1,157,823,134	—	—	1,157,823,134
Liabilities
Common Stocks	—	—	(10,804)	(10,804)

	$11,014,768,788	$105,461	$(8,912)	$11,014,865,337

Derivative financial instruments(a)
Assets
Futures Contracts	$88,966	$—	$—	$88,966
Liabilities
Futures Contracts	(139,036)	—	—	(139,036)

	$(50,070)	$—	$—	$(50,070)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® North American Natural Resources ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Construction Materials — 3.3%
Eagle Materials Inc.	10,540	$1,416,681
Martin Marietta Materials Inc.	15,645	5,253,904
Summit Materials Inc., Class A(a)	28,838	808,041
Vulcan Materials Co.	33,302	5,619,712

		13,098,338

Containers & Packaging — 10.3%
Amcor PLC	392,411	4,583,361
AptarGroup Inc.	16,372	2,319,421
Avery Dennison Corp.	20,853	3,829,653
Ball Corp.	82,382	6,981,051
Berry Global Group Inc.(a)	33,665	2,067,031
Crown Holdings Inc.	33,902	3,289,850
Graphic Packaging Holding Co.	67,270	1,221,623
Greif Inc., Class A, NVS	6,648	378,936
International Paper Co.	98,756	5,339,737
Packaging Corp. of America	23,826	3,204,120
Sealed Air Corp.	38,919	1,783,269
Silgan Holdings Inc.	19,629	825,007
Sonoco Products Co.	25,244	1,597,945
Westrock Co.	66,203	3,445,866

		40,866,870

Energy Equipment & Services — 5.6%
Baker Hughes Co.	183,134	3,957,526
ChampionX Corp.(a)	46,840	1,017,833
Halliburton Co.	223,245	4,790,838
Helmerich & Payne Inc.	27,095	730,481
NOV Inc.	97,531	1,338,125
Schlumberger Ltd.	351,282	9,551,358
TechnipFMC PLC	106,367	821,153

		22,207,314

Metals & Mining — 16.4%
Agnico Eagle Mines Ltd.	61,161	3,535,717
Alamos Gold Inc., Class A(b)	98,678	770,675
Alcoa Corp.(a)	46,787	1,520,110
Arconic Corp.(a)	24,590	624,340
B2Gold Corp.(b)	264,073	1,138,155
Barrick Gold Corp.	446,724	8,845,135
Compass Minerals International Inc.	8,538	535,503
Equinox Gold Corp.(a)(b)	54,240	433,378
Franco-Nevada Corp.	47,977	6,011,038
Freeport-McMoRan Inc.(a)	366,404	12,065,684
Hecla Mining Co.	134,454	765,043
Kinross Gold Corp.(b)	316,117	2,108,500
Kirkland Lake Gold Ltd.	67,084	2,267,439
Newmont Corp.	201,058	12,117,766
NovaGold Resources Inc.(a)(b)	60,762	532,275
Pan American Silver Corp.	52,819	1,586,155
Royal Gold Inc.	16,480	1,773,578
SSR Mining Inc.(b)	55,024	785,743
Teck Resources Ltd., Class B	117,028	2,244,597
Wheaton Precious Metals Corp.(b)	112,914	4,314,444
Yamana Gold Inc.	242,244	1,051,339

		65,026,614

Oil, Gas & Consumable Fuels — 63.8%
Antero Midstream Corp.	71,890	649,167
APA Corp.	94,931	1,699,265
Cabot Oil & Gas Corp.	100,340	1,884,385

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Cameco Corp.(b)	99,700	$1,656,017
Canadian Natural Resources Ltd.	297,820	9,193,703
Cenovus Energy Inc.	314,206	2,362,829
Cheniere Energy Inc.(a)	57,958	4,173,555
Chevron Corp.	375,795	39,379,558
Cimarex Energy Co.	25,831	1,534,103
CNX Resources Corp.(a)	55,198	811,411
ConocoPhillips	314,273	16,647,041
Continental Resources Inc./OK	15,581	403,080
CVR Energy Inc.	7,394	141,817
Devon Energy Corp.	148,807	3,251,433
Diamondback Energy Inc.	45,425	3,338,283
Enbridge Inc.	508,854	18,522,286
EOG Resources Inc.	146,605	10,633,261
EQT Corp.	70,053	1,301,585
Equitrans Midstream Corp.	102,475	836,196
Exxon Mobil Corp.	681,525	38,049,541
Hess Corp.	68,637	4,856,754
HollyFrontier Corp.	37,535	1,343,002
Kinder Morgan Inc.	489,098	8,143,482
Marathon Oil Corp.	198,318	2,118,036
Marathon Petroleum Corp.	163,615	8,751,766
Murphy Oil Corp.	36,273	595,240
Occidental Petroleum Corp.	210,623	5,606,784
ONEOK Inc.	111,789	5,663,231
Ovintiv Inc.	65,286	1,555,112
PDC Energy Inc.(a)(b)	25,067	862,305
Pembina Pipeline Corp.	138,161	3,984,563
Phillips 66	109,735	8,947,792
Pioneer Natural Resources Co.	51,685	8,208,612
Suncor Energy Inc.	383,152	8,007,877
Targa Resources Corp.	57,440	1,823,720
TC Energy Corp.	245,701	11,240,821
Valero Energy Corp.	102,637	7,348,809
Williams Companies Inc. (The)	304,936	7,223,934
World Fuel Services Corp.	15,858	558,202

		253,308,558

Paper & Forest Products — 0.3%
Louisiana-Pacific Corp.	26,758	1,483,999

Total Common Stocks — 99.7% (Cost: $510,788,499)		395,991,693

Short-Term Investments

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	3,670,970	3,673,173
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	648,000	648,000

		4,321,173

Total Short-Term Investments — 1.1% (Cost: $4,319,766)		4,321,173

Total Investments in Securities — 100.8% (Cost: $515,108,265)		400,312,866

Other Assets, Less Liabilities — (0.8)%		(3,290,955)

Net Assets — 100.0%		$397,021,911

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2021	iShares® North American Natural Resources ETF

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$17,518,209	$—		$(13,880,706	)(a)	$36,955	$(1,285)	$3,673,173	3,670,970	$90,885	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	168,000	480,000	(a)	—		—	—	648,000	648,000	628		—

						$36,955	$(1,285)	$4,321,173		$91,513		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	2	06/18/21	$222	$(3,708)
S&P Select Sector Energy E-Mini Index	14	06/18/21	712	(36,457)

				$(40,165)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$40,165

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® North American Natural Resources ETF

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,068,088

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(57,248)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$883,546

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$395,991,693	$—	$—	$395,991,693
Money Market Funds	4,321,173	—	—	4,321,173

	$400,312,866	$—	$—	$400,312,866

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(40,165)	$—	$—	$(40,165)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments March 31, 2021	iShares® North American Tech-Multimedia Networking ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Application Software — 4.0%
InterDigital Inc.	63,194	$4,009,660

Communications Equipment — 95.9%
Arista Networks Inc.(a)	31,410	9,482,365
Calix Inc.(a)	100,077	3,468,669
Ciena Corp.(a)(b)	86,040	4,708,109
Cisco Systems Inc.	177,374	9,172,009
CommScope Holding Co. Inc.(a)(b)	277,560	4,263,321
EchoStar Corp., Class A(a)	103,431	2,482,344
F5 Networks Inc.(a)	44,371	9,256,678
Harmonic Inc.(a)(b)	206,717	1,620,661
Infinera Corp.(a)	416,188	4,007,890
Inseego Corp.(a)(b)	135,812	1,358,120
Juniper Networks Inc.	342,806	8,683,276
Lumentum Holdings Inc.(a)(b)	52,879	4,830,497
Motorola Solutions Inc.	48,484	9,117,416
NETGEAR Inc.(a)(b)	62,726	2,578,039
NetScout Systems Inc.(a)	150,536	4,239,094
Plantronics Inc.	76,967	2,994,786
Ribbon Communications Inc.(a)	241,675	1,984,152
Ubiquiti Inc.	13,629	4,065,531
ViaSat Inc.(a)(b)	82,598	3,970,486
Viavi Solutions Inc.(a)	277,812	4,361,648

		96,645,091

Total Common Stocks — 99.9% (Cost: $96,893,777)		100,654,751

Security	Shares	Value

Short-Term Investments

Money Market Funds — 12.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	12,326,359	$12,333,755
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	100,000	100,000

		12,433,755

Total Short -Term Investments — 12.3% (Cost: $12,432,349)		12,433,755

Total Investments in Securities — 112.2% (Cost: $109,326,126)		113,088,506

Other Assets, Less Liabilities — (12.2)%		(12,333,766)

Net Assets — 100.0%		$100,754,740

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$4,760,731	$7,568,535	(a)	$—	$4,464	$25	$12,333,755	12,326,359	$101,489	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	48,000	52,000	(a)	—	—	—	100,000	100,000	71		—

					$4,464	$25	$12,433,755		$101,560		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® North American Tech-Multimedia Networking ETF

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$32,650

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$5,557

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$45,600

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$100,654,751	$—	$—	$100,654,751
Money Market Funds	12,433,755	—	—	12,433,755

	$113,088,506	$—	$—	$113,088,506

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments March 31, 2021	iShares® PHLX Semiconductor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Semiconductor Equipment — 21.6%
Applied Materials Inc.	2,097,421	$280,215,446
ASML Holding NV, NYS(a)(b)	417,764	257,910,783
Brooks Automation Inc.	398,871	32,567,817
CMC Materials Inc.	156,955	27,748,074
Entegris Inc.	725,182	81,075,348
KLA Corp.	796,496	263,162,278
Lam Research Corp.	437,055	260,152,618
MKS Instruments Inc.	296,780	55,028,948
Teradyne Inc.(b)	895,875	109,010,070

		1,366,871,382

Semiconductors — 78.2%
Advanced Micro Devices Inc.(c)	2,933,313	230,265,070
Analog Devices Inc.	1,590,895	246,715,997
Broadcom Inc.	1,055,156	489,233,631
Cree Inc.(b)(c)	596,638	64,514,467
Inphi Corp.(b)(c)	288,106	51,400,991
Intel Corp.	8,157,089	522,053,696
Lattice Semiconductor Corp.(b)(c)	733,749	33,033,380
Marvell Technology Group Ltd.	3,610,470	176,840,821
Microchip Technology Inc.	1,447,105	224,619,638
Micron Technology Inc.(c)	2,708,338	238,902,495
Monolithic Power Systems Inc.	242,368	85,606,801
NVIDIA Corp.	903,762	482,545,645
NXP Semiconductors NV	1,357,948	273,409,250
ON Semiconductor Corp.(c)	2,213,587	92,107,355
Qorvo Inc.(c)	608,706	111,210,586
QUALCOMM Inc.	3,640,418	482,683,023
Silicon Laboratories Inc.(c)	236,068	33,302,113
Skyworks Solutions Inc.	886,224	162,604,380
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,968,351	232,816,556

Security	Shares	Value

Semiconductors (continued)
Texas Instruments Inc.	2,877,967	$543,906,983
Xilinx Inc.	1,318,203	163,325,352

		4,941,098,230

Total Common Stocks — 99.8% (Cost: $5,480,195,564)		6,307,969,612

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(d)(e)(f)	33,434,624	33,454,684
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	9,855,000	9,855,000

		43,309,684

Total Short -Term Investments — 0.7% (Cost: $43,281,118)		43,309,684

Total Investments in Securities — 100.5% (Cost: $5,523,476,682)		6,351,279,296

Other Assets, Less Liabilities — (0.5)%		(32,311,164)

Net Assets — 100.0%		$6,318,968,132

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)	All or a portion of this security is on loan.
(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$126,343,278	$—		$(92,972,638	)(a)	$108,570	$(24,526)	$33,454,684	33,434,624	$275,448	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,905,000	4,950,000	(a)	—		—	—	9,855,000	9,855,000	7,218		—

						$108,570	$(24,526)	$43,309,684		$282,666		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® PHLX Semiconductor ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	23	06/18/21	$2,556	$(119,306)
S&P Select Sector Technology E-Mini Index	59	06/18/21	7,888	44,402

				$(74,904)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$44,402

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$119,306

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$5,181,256

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(481,738)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,394,315

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2021	iShares® PHLX Semiconductor ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$6,307,969,612	$—	$—	$6,307,969,612
Money Market Funds	43,309,684	—	—	43,309,684

	$6,351,279,296	$—	$—	$6,351,279,296

Derivative financial instruments(a)
Assets
Futures Contracts	$44,402	$—	$—	$44,402
Liabilities
Futures Contracts	(119,306)	—	—	(119,306)

	$(74,904)	$—	$—	$(74,904)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2021

	iShares Expanded Tech Sector ETF	iShares Expanded Tech-Software Sector ETF	iShares Nasdaq Biotechnology ETF	iShares North American Natural Resources ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$3,207,836,849	$5,046,521,896	$9,857,053,007	$395,991,693
Affiliated(c)	45,686,251	229,464,053	1,157,823,134	4,321,173
Cash	8,844	47,470	15,771	14,574
Cash pledged:
Futures contracts	122,000	216,000	1,315,000	77,000
Receivables:
Investments sold	—	—	21,216	—
Securities lending income — Affiliated	7,715	43,301	290,684	724
Variation margin on futures contracts	25,559	51,186	134,937	—
Capital shares sold	—	158,073	181,916	7,400
Dividends	414,473	2,847	40,202	389,073

Total assets	3,254,101,691	5,276,504,826	11,016,875,867	400,801,637

LIABILITIES
Investments sold short at value(d)	—	—	10,804	—
Collateral on securities loaned, at value	43,363,467	224,576,856	1,132,638,355	3,639,182
Payables:
Investments purchased	—	—	30,628,547	—
Variation margin on futures contracts	—	—	—	2,769
Capital shares redeemed	—	72,942	1,108,654	—
Investment advisory fees	1,125,583	1,802,568	3,907,137	137,775

Total liabilities	44,489,050	226,452,366	1,168,293,497	3,779,726

NET ASSETS	$3,209,612,641	$5,050,052,460	$9,848,582,370	$397,021,911

NET ASSETS CONSIST OF:
Paid-in capital	$1,889,166,632	$5,291,944,631	$12,325,522,057	$999,778,470
Accumulated earnings (loss)	1,320,446,009	(241,892,171)	(2,476,939,687)	(602,756,559)

NET ASSETS	$3,209,612,641	$5,050,052,460	$9,848,582,370	$397,021,911

Shares outstanding	8,900,000	14,800,000	65,500,000	14,400,000

Net asset value	$360.63	$341.22	$150.36	$27.57

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$43,627,279	$224,096,447	$1,148,822,637	$3,631,920
(b) Investments, at cost — Unaffiliated	$1,862,018,437	$5,174,680,699	$10,830,739,885	$510,788,499
(c) Investments, at cost — Affiliated	$45,649,913	$229,316,930	$1,157,142,565	$4,319,766
(d) Proceeds received from investments sold short	$—	$—	$10,702	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Assets and Liabilities  (continued)

March 31, 2021

	iShares North American Tech-Multimedia Networking ETF	iShares PHLX Semiconductor ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$100,654,751	$6,307,969,612
Affiliated(c)	12,433,755	43,309,684
Cash	1,128	52,593
Cash pledged:
Futures contracts	—	718,000
Receivables:
Securities lending income — Affiliated	2,358	9,232
Variation margin on futures contracts	—	170,285
Capital shares sold	—	72,480
Dividends	30,920	2,312,829

Total assets	113,122,912	6,354,614,715

LIABILITIES
Collateral on securities loaned, at value	12,332,639	33,371,154
Payables:
Capital shares redeemed	—	108,621
Investment advisory fees	35,533	2,166,808

Total liabilities	12,368,172	35,646,583

NET ASSETS	$100,754,740	$6,318,968,132

NET ASSETS CONSIST OF:
Paid-in capital	$167,960,921	$5,578,167,941
Accumulated earnings (loss)	(67,206,181)	740,800,191

NET ASSETS	$100,754,740	$6,318,968,132

Shares outstanding	1,500,000	14,900,000

Net asset value	$67.17	$424.09

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$12,125,853	$34,369,166
(b) Investments, at cost — Unaffiliated	$96,893,777	$5,480,195,564
(c) Investments, at cost — Affiliated	$12,432,349	$43,281,118

See notes to financial statements.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2021

	iShares Expanded Tech Sector ETF	iShares Expanded Tech-Software Sector ETF	iShares Nasdaq Biotechnology ETF	iShares North American Natural Resources ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$19,020,629	$15,650,007	$57,375,241	$13,291,195
Dividends — Affiliated	4,100	4,110	11,141	628
Securities lending income — Affiliated — net	269,815	1,201,406	9,114,281	90,885
Foreign taxes withheld	(13,756)	(89,746)	(514,065)	(512,768)

Total investment income	19,280,788	16,765,777	65,986,598	12,869,940

EXPENSES
Investment advisory fees	11,758,120	21,759,846	43,022,522	1,561,611
Miscellaneous	437	437	437	437

Total expenses	11,758,557	21,760,283	43,022,959	1,562,048

Net investment income (loss)	7,522,231	(4,994,506)	22,963,639	11,307,892

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(7,467,460)	(55,522,771)	(457,867,393)	(67,380,828)
Investments — Affiliated	16,955	22,553	(168,806)	36,955
In-kind redemptions — Unaffiliated	161,232,627	1,977,823,773	2,029,746,945	8,998,939
Futures contracts	1,640,403	2,009,118	1,565,555	1,068,088
Foreign currency transactions	—	—	—	25,081

Net realized gain (loss)	155,422,525	1,924,332,673	1,573,276,301	(57,251,765)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	1,121,543,825	248,129,773	1,142,597,390	227,725,003
Investments — Affiliated	(7,626)	156,471	726,439	(1,285)
Futures contracts	(89,316)	(8,671)	721,990	(57,248)
Foreign currency translations	—	—	—	(1,361)
Short sales — Unaffiliated	—	—	(102)	—

Net change in unrealized appreciation (depreciation)	1,121,446,883	248,277,573	1,144,045,717	227,665,109

Net realized and unrealized gain	1,276,869,408	2,172,610,246	2,717,322,018	170,413,344

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,284,391,639	$2,167,615,740	$2,740,285,657	$181,721,236

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Operations  (continued)

Year Ended March 31, 2021

	iShares North American Tech-Multimedia Networking ETF	iShares PHLX Semiconductor ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$437,925	$59,154,499
Dividends — Affiliated	71	7,218
Securities lending income — Affiliated — net	101,489	275,448
Foreign taxes withheld	—	(1,254,310)

Total investment income	539,485	58,182,855

EXPENSES
Investment advisory fees	243,993	17,190,459
Commitment fees	—	8,321
Miscellaneous	437	437

Total expenses	244,430	17,199,217

Net investment income	295,055	40,983,638

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(3,696,057)	(34,345,030)
Investments — Affiliated	4,464	108,570
In-kind redemptions — Unaffiliated	3,370,700	1,446,124,943
Futures contracts	32,650	5,181,256

Net realized gain (loss)	(288,243)	1,417,069,739

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	23,972,486	1,183,843,308
Investments — Affiliated	25	(24,526)
Futures contracts	5,557	(481,738)

Net change in unrealized appreciation (depreciation)	23,978,068	1,183,337,044

Net realized and unrealized gain	23,689,825	2,600,406,783

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,984,880	$2,641,390,421

See notes to financial statements.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Expanded Tech Sector ETF		iShares Expanded Tech-Software Sector ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$7,522,231	$9,652,604	$(4,994,506)	$16,348,337
Net realized gain	155,422,525	161,078,438	1,924,332,673	525,750,956
Net change in unrealized appreciation (depreciation)	1,121,446,883	(126,240,192)	248,277,573	(570,550,621)

Net increase (decrease) in net assets resulting from operations	1,284,391,639	44,490,850	2,167,615,740	(28,451,328)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(8,184,628)	(10,234,172)	(1,076,738)	(17,774,768)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	225,617,802	85,598,654	(147,637,588)	347,914,022

NET ASSETS
Total increase in net assets	1,501,824,813	119,855,332	2,018,901,414	301,687,926
Beginning of year	1,707,787,828	1,587,932,496	3,031,151,046	2,729,463,120

End of year	$3,209,612,641	$1,707,787,828	$5,050,052,460	$3,031,151,046

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Changes in Net Assets  (continued)

	iShares Nasdaq Biotechnology ETF		iShares North American Natural Resources ETF
	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$22,963,639	$17,216,749	$11,307,892	$15,145,288
Net realized gain (loss)	1,573,276,301	276,448,050	(57,251,765)	(148,626,704)
Net change in unrealized appreciation (depreciation)	1,144,045,717	(517,223,031)	227,665,109	(95,700,769)

Net increase (decrease) in net assets resulting from operations	2,740,285,657	(223,558,232)	181,721,236	(229,182,185)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(26,026,125)	(17,415,446)	(12,822,042)	(29,704,416)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	790,357,567	(1,441,203,329)	(66,573,691)	(207,787,406)

NET ASSETS
Total increase (decrease) in net assets	3,504,617,099	(1,682,177,007)	102,325,503	(466,674,007)
Beginning of year	6,343,965,271	8,026,142,278	294,696,408	761,370,415

End of year	$9,848,582,370	$6,343,965,271	$397,021,911	$294,696,408

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares North American Tech-Multimedia Networking ETF		iShares PHLX Semiconductor ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/21	Year Ended 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$295,055	$455,279	$40,983,638	$26,203,372
Net realized gain (loss)	(288,243)	(1,539,127)	1,417,069,739	308,748,529
Net change in unrealized appreciation (depreciation)	23,978,068	(19,860,978)	1,183,337,044	(253,566,432)

Net increase (decrease) in net assets resulting from operations	23,984,880	(20,944,826)	2,641,390,421	81,385,469

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(307,049)	(451,832)	(40,572,378)	(28,856,308)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	33,741,764	(68,026,029)	1,576,185,144	1,027,599,569

NET ASSETS
Total increase (decrease) in net assets	57,419,595	(89,422,687)	4,177,003,187	1,080,128,730
Beginning of year	43,335,145	132,757,832	2,141,964,945	1,061,836,215

End of year	$100,754,740	$43,335,145	$6,318,968,132	$2,141,964,945

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Financial Highlights

(For a share outstanding throughout each period)

	iShares Expanded Tech Sector ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$212.15	$206.22	$179.48	$138.39	$110.64

Net investment income(a)	0.86	1.26	1.09	0.88	1.00
Net realized and unrealized gain(b)	148.55	6.00	26.69	41.18	27.77

Net increase from investment operations	149.41	7.26	27.78	42.06	28.77

Distributions(c)
From net investment income	(0.93)	(1.33)	(1.04)	(0.97)	(1.02)

Total distributions	(0.93)	(1.33)	(1.04)	(0.97)	(1.02)

Net asset value, end of year	$360.63	$212.15	$206.22	$179.48	$138.39

Total Return
Based on net asset value	70.51%	3.51%	15.52%	30.48%	26.13%

Ratios to Average Net Assets
Total expenses	0.43%	0.46%	0.46%	0.47%	0.48%

Net investment income	0.28%	0.56%	0.56%	0.55%	0.82%

Supplemental Data
Net assets, end of year (000)	$3,209,613	$1,707,788	$1,587,932	$1,462,726	$1,120,933

Portfolio turnover rate(d)	9%	10%	8%	6%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Expanded Tech-Software Sector ETF

	Year Ended 03/31/21	Year Ended 03/31/20		Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$209.77	$210.77		$169.69	$126.45	$100.66

Net investment income (loss)(a)	(0.31)	1.28	(b)	0.24	0.12	0.22
Net realized and unrealized gain (loss)(c)	131.83	(1.06)		41.10	43.23	25.75

Net increase from investment operations	131.52	0.22		41.34	43.35	25.97

Distributions(d)
From net investment income	(0.07)	(1.22)		(0.26)	(0.11)	(0.18)

Total distributions	(0.07)	(1.22)		(0.26)	(0.11)	(0.18)

Net asset value, end of year	$341.22	$209.77		$210.77	$169.69	$126.45

Total Return
Based on net asset value	62.70%	0.13%		24.39%	34.30%	25.82%

Ratios to Average Net Assets
Total expenses	0.43%	0.46%		0.46%	0.47%	0.48%

Net investment income (loss)	(0.10)%	0.57	%(b)	0.13%	0.08%	0.19%

Supplemental Data
Net assets, end of year (000)	$5,050,052	$3,031,151		$2,729,463	$1,357,537	$815,631

Portfolio turnover rate(e)	22%	18%		18%	12%	12%

(a)	Based on average shares outstanding.
(b)	Includes a one-time special distribution from NortonLifeLock Inc. Excluding such special distribution, the net investment income would have been $(0.07) per share and (0.03)% of average net assets.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Nasdaq Biotechnology ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18 (a)	Year Ended 03/31/17 (a)

Net asset value, beginning of year	$107.98	$111.78	$106.73	$97.75	$86.90

Net investment income(b)	0.34	0.26	0.16	0.15	0.21
Net realized and unrealized gain (loss)(c)	42.43	(3.80)	5.08	9.05	10.85

Net increase (decrease) from investment operations	42.77	(3.54)	5.24	9.20	11.06

Distributions(d)
From net investment income	(0.39)	(0.26)	(0.19)	(0.22)	(0.21)

Total distributions	(0.39)	(0.26)	(0.19)	(0.22)	(0.21)

Net asset value, end of year	$150.36	$107.98	$111.78	$106.73	$97.75

Total Return
Based on net asset value	39.63%	(3.17)%	4.92%	9.41%	12.75%

Ratios to Average Net Assets
Total expenses	0.45%	0.46%	0.47%	0.47%	0.47%

Net investment income	0.24%	0.24%	0.15%	0.14%	0.22%

Supplemental Data
Net assets, end of year (000)	$9,848,582	$6,343,965	$8,026,142	$9,040,121	$8,343,317

Portfolio turnover rate(e)	34%	29%	18%	26%	18%

(a)	Per share amounts reflect a three-for-one stock split effective after the close of trading on November 30, 2017.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares North American Natural Resources ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$16.65	$31.40	$33.08	$34.26	$29.72

Net investment income(a)	0.70	0.78	0.65	0.75	0.57
Net realized and unrealized gain (loss)(b)	11.04	(13.82)	(1.59)	(1.16)	4.55

Net increase (decrease) from investment operations	11.74	(13.04)	(0.94)	(0.41)	5.12

Distributions(c)
From net investment income	(0.82)	(1.71)	(0.74)	(0.77)	(0.58)

Total distributions	(0.82)	(1.71)	(0.74)	(0.77)	(0.58)

Net asset value, end of year	$27.57	$16.65	$31.40	$33.08	$34.26

Total Return
Based on net asset value	71.57%	(43.54)%	(2.87)%	(1.19)%	17.26%

Ratios to Average Net Assets
Total expenses	0.43%	0.46%	0.46%	0.47%	0.48%

Net investment income	3.14%	2.72%	1.94%	2.25%	1.67%

Supplemental Data
Net assets, end of year (000)	$397,022	$294,696	$761,370	$929,571	$1,034,595

Portfolio turnover rate(d)	14%	16%	12%	7%	12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares North American Tech-Multimedia Networking ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$43.34	$56.49	$51.48	$45.54	$36.57

Net investment income(a)	0.29	0.26	0.23	0.30	0.26
Net realized and unrealized gain (loss)(b)	23.83	(13.10)	5.04	5.95	8.97

Net increase (decrease) from investment operations	24.12	(12.84)	5.27	6.25	9.23

Distributions(c)
From net investment income	(0.29)	(0.31)	(0.26)	(0.31)	(0.26)

Total distributions	(0.29)	(0.31)	(0.26)	(0.31)	(0.26)

Net asset value, end of year	$67.17	$43.34	$56.49	$51.48	$45.54

Total Return
Based on net asset value	55.89%	(22.80)%	10.27%	13.77%	25.31%

Ratios to Average Net Assets
Total expenses	0.43%	0.46%	0.46%	0.47%	0.48%

Net investment income	0.52%	0.47%	0.44%	0.63%	0.64%

Supplemental Data
Net assets, end of year (000)	$100,755	$43,335	$132,758	$64,349	$77,417

Portfolio turnover rate(d)	38%	33%	29%	23%	27%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares PHLX Semiconductor ETF

	Year Ended 03/31/21	Year Ended 03/31/20	Year Ended 03/31/19	Year Ended 03/31/18	Year Ended 03/31/17

Net asset value, beginning of year	$204.97	$189.61	$180.13	$136.85	$91.63

Net investment income(a)	3.35	3.13	2.66	1.51	1.36
Net realized and unrealized gain(b)	218.90	15.50	9.12	43.32	45.26

Net increase from investment operations	222.25	18.63	11.78	44.83	46.62

Distributions(c)
From net investment income	(3.13)	(3.27)	(2.30)	(1.55)	(1.40)

Total distributions	(3.13)	(3.27)	(2.30)	(1.55)	(1.40)

Net asset value, end of year	$424.09	$204.97	$189.61	$180.13	$136.85

Total Return
Based on net asset value	108.93%	9.80%	6.61%	32.91%	51.20%

Ratios to Average Net Assets
Total expenses	0.43%	0.46%	0.46%	0.47%	0.48%

Net investment income	1.02%	1.42%	1.50%	0.93%	1.22%

Supplemental Data
Net assets, end of year (000)	$6,318,968	$2,141,965	$1,061,836	$1,630,190	$889,518

Portfolio turnover rate(d)	23%	14%	26%	20%	38%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Notes to Financial Statements

1.    ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Expanded Tech Sector	Non-diversified
Expanded Tech-Software Sector	Non-diversified
Nasdaq Biotechnology	Non-diversified
North American Natural Resources	Diversified
North American Tech-Multimedia Networking	Non-diversified
PHLX Semiconductor	Non-diversified

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statement of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the statement of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statement of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and short sales) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.    SECURITIES AND OTHER INVESTMENTS

Short Positions: From time to time, in order to track the performance of its benchmark index, a fund may sell non-index securities that will be received through corporate actions occurring on the opening of market trading on the following business day. A fund may also experience temporary short positions due to the timing of portfolio securities trades and in-kind redemption transactions. Such short positions are valued consistent with how securities are valued as described under Investment Valuation and Fair Value Measurements. The obligation to deliver the securities is recorded as a liability in the statement of assets and liabilities and is equal to the current fair value

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements  (continued)

of the securities to be delivered. Any market fluctuations between the value of the obligation to sell these securities and the current fair value are reflected as unrealized appreciation (depreciation) in the statement of operations. Upon receipt of the securities related to the corporate actions or purchase of the securities related to the short position, a realized gain (loss) is recorded. Dividends or interest on securities sold short, if any, are reflected as an expense in the statement of operations. Details of the short positions, if any, are included in the schedule of investments.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA as of March 31, 2021:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Expanded Tech Sector
Barclays Bank PLC	$613,286	$609,374		$—	$(3,912	)(b)
Barclays Capital Inc.	60,840	60,840		—	—
BMO Capital Markets	664,843	664,843		—	—
BNP Paribas Prime Brokerage International Ltd.	561,509	554,015		—	(7,494	)(b)
BNP Paribas Securities Corp.	1,967,127	1,961,646		—	(5,481	)(b)
BofA Securities, Inc.	7,824,368	7,690,156		—	(134,212	)(b)
Citigroup Global Markets Inc.	3,420,376	3,417,132		—	(3,244	)(b)
Credit Suisse Securities (USA) LLC	27,888	27,030		—	(858	)(b)
Goldman Sachs & Co.	1,173,143	1,167,401		—	(5,742	)(b)
HSBC Bank PLC	8,430	8,430		—	—
JPMorgan Securities LLC	1,788,182	1,780,353		—	(7,829	)(b)
Morgan Stanley & Co. LLC	2,915,946	2,915,946		—	—
National Financial Services LLC	204,619	204,619		—	—
Nomura Securities International Inc.	74,762	74,762		—	—
Scotia Capital (USA) Inc.	1,317,426	1,293,348		—	(24,078	)(b)
State Street Bank & Trust Company	322,235	322,235		—	—
TD Prime Services LLC	11,331	11,331		—	—
UBS AG	1,188,253	1,188,253		—	—
UBS Securities LLC	18,946,285	18,813,022		—	(133,263	)(b)
Wells Fargo Bank, National Association	461,058	449,386		—	(11,672	)(b)
Wells Fargo Securities LLC	75,372	73,173		—	(2,199	)(b)

	$43,627,279	$43,287,295		$—	$(339,984)

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Expanded Tech-Software Sector
Barclays Bank PLC	$40,504,227	$40,504,227		$—	$—
Barclays Capital Inc.	1,954,190	1,954,190		—	—
BNP Paribas Prime Brokerage International Ltd.	12,770,661	12,770,661		—	—
BNP Paribas Securities Corp.	7,107,562	6,993,568		—	(113,994	)(b)
BofA Securities, Inc.	1,096,344	1,096,344		—	—
Citigroup Global Markets Inc.	7,984,050	7,984,050		—	—
Credit Suisse Securities (USA) LLC	2,759,589	2,713,761		—	(45,828	)(b)
Goldman Sachs & Co.	30,851,755	30,811,011		—	(40,744	)(b)
Jefferies LLC	728,596	707,504		—	(21,092	)(b)
JPMorgan Securities LLC	51,110,790	50,809,874		—	(300,916	)(b)
Mizuho Securities USA Inc.	198,224	195,973		—	(2,251	)(b)
Morgan Stanley & Co. LLC	2,911,511	2,911,511		—	—
National Financial Services LLC	2,523,344	2,523,344		—	—
Natixis Securities Americas LLC	964,234	964,234		—	—
RBC Capital Markets LLC	742,173	742,173		—	—
Scotia Capital (USA) Inc.	274,380	271,348		—	(3,032	)(b)
SG Americas Securities LLC	4,370,017	4,370,017		—	—
State Street Bank & Trust Company	1,401,151	1,401,151		—	—
TD Prime Services LLC	1,863,720	1,863,720		—	—
UBS AG	49,320,438	49,122,298		—	(198,140	)(b)
UBS Securities LLC	276,352	274,511		—	(1,841	)(b)
Virtu Americas LLC	1,050,231	1,044,608		—	(5,623	)(b)
Wells Fargo Bank, National Association	116,144	113,735		—	(2,409	)(b)
Wells Fargo Securities LLC	1,216,764	1,153,243		—	(63,521	)(b)

	$224,096,447	$223,297,056		$—	$(799,391)

Nasdaq Biotechnology
Barclays Bank PLC	$107,758,983	$107,758,983		$—	$—
Barclays Capital Inc.	12,196,931	12,196,931		—	—
BMO Capital Markets	829,547	827,093		—	(2,454	)(b)
BNP Paribas Prime Brokerage International Ltd.	90,200,907	88,375,199		—	(1,825,708	)(b)
BNP Paribas Securities Corp.	906,037	906,037		—	—
BofA Securities, Inc.	60,089,399	59,116,249		—	(973,150	)(b)
Citadel Clearing LLC	15,254,741	14,316,957		—	(937,784	)(b)
Citigroup Global Markets Inc.	125,330,625	123,502,200		—	(1,828,425	)(b)
Credit Suisse Securities (USA) LLC	61,659,070	59,751,835		—	(1,907,235	)(b)
Deutsche Bank Securities Inc.	11,480,129	11,480,129		—	—
Goldman Sachs & Co.	129,379,454	124,273,268		—	(5,106,186	)(b)
HSBC Bank PLC	10,829,898	10,558,256		—	(271,642	)(b)
Jefferies LLC	5,494,808	5,494,808		—	—
JPMorgan Securities LLC	133,433,068	131,787,089		—	(1,645,979	)(b)
Morgan Stanley & Co. LLC	166,617,664	164,585,167		—	(2,032,497	)(b)
National Financial Services LLC	44,514,281	44,189,987		—	(324,294	)(b)
Natixis Securities Americas LLC	1,520,076	1,486,969		—	(33,107	)(b)
Nomura Securities International Inc.	2,916,410	2,916,410		—	—
Pershing LLC	1,599,387	1,550,736		—	(48,651	)(b)
Scotia Capital (USA) Inc.	2,976,123	2,976,123		—	—
SG Americas Securities LLC	3,129,577	3,129,577		—	—
State Street Bank & Trust Company	6,657,591	6,646,052		—	(11,539	)(b)
TD Prime Services LLC	17,097,549	16,318,969		—	(778,580	)(b)
UBS AG	106,514,185	105,821,053		—	(693,132	)(b)
UBS Securities LLC	22,926,736	21,881,842		—	(1,044,894	)(b)
Virtu Americas LLC	1,172,994	1,172,994		—	—
Wells Fargo Securities LLC	6,336,467	6,336,467		—	—

	$1,148,822,637	$1,129,357,380		$—	$(19,465,257)

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

North American Natural Resources
BNP Paribas Securities Corp.	$125,443	$125,443		$—	$—
BofA Securities, Inc.	464,928	464,928		—	—
Citigroup Global Markets Inc.	113,390	113,175		—	(215	)(b)
Credit Suisse Securities (USA) LLC	454,259	454,259		—	—
JPMorgan Securities LLC	862,874	862,874		—	—
State Street Bank & Trust Company	933,514	933,514		—	—
UBS AG	204,844	204,844		—	—
UBS Securities LLC	472,668	470,764		—	(1,904	)(b)

	$3,631,920	$3,629,801		$—	$(2,119)

North American Tech-Multimedia Networking
Barclays Bank PLC	$3,882,221	$3,882,221		$—	$—
Goldman Sachs & Co.	2,938,737	2,938,737		—	—
JPMorgan Securities LLC	1,234,622	1,234,622		—	—
National Financial Services LLC	3,996,293	3,996,293		—	—
RBC Capital Markets LLC	73,980	73,980		—	—

	$12,125,853	$12,125,853		$—	$—

PHLX Semiconductor
Barclays Bank PLC	$3,127,176	$3,052,992		$—	$(74,184	)(b)
BNP Paribas Prime Brokerage International Ltd.	3,946,745	3,832,843		—	(113,902	)(b)
Citigroup Global Markets Inc.	1,296,456	1,291,225		—	(5,231	)(b)
Goldman Sachs & Co.	15,267,956	14,834,405		—	(433,551	)(b)
JPMorgan Securities LLC	6,512,127	6,341,916		—	(170,211	)(b)
National Financial Services LLC	3,708,859	3,601,823		—	(107,036	)(b)
Scotia Capital (USA) Inc.	5,623	5,460		—	(163	)(b)
SG Americas Securities LLC	504,224	494,021		—	(10,203	)(b)

	$34,369,166	$33,454,685		$—	$(914,481)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statement of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statement of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the iShares Expanded Tech Sector, iShares Expanded Tech-Software Sector, iShares North American Natural Resources, iShares North American Tech-Multimedia Networking and iShares PHLX Semiconductor ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $10 billion	0.480%
Over $10 billion, up to and including $20 billion	0.430
Over $20 billion, up to and including $30 billion	0.380
Over $30 billion	0.342

Prior to July 1, 2020. for its investment advisory services to each of the iShares Expanded Tech Sector, iShares Expanded Tech-Software Sector, iShares North American Natural Resources, iShares North American Tech-Multimedia Networking and iShares PHLX Semiconductor ETFs, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $10 billion	0.480%
Over $10 billion, up to and including $20 billion	0.430
Over $20 billion	0.380

For its investment advisory services to the iShares Nasdaq Biotechnology ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $121 billion	0.4800%
Over $121 billion, up to and including $181 billion	0.4560
Over $181 billion, up to and including $231 billion	0.4332
Over $231 billion, up to and including $281 billion	0.4116
Over $281 billion	0.3910

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (continued)

Prior to January 1, 2021, each Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended March 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Expanded Tech Sector	$108,991
Expanded Tech-Software Sector	493,916
Nasdaq Biotechnology	3,493,091
North American Natural Resources	36,625
North American Tech-Multimedia Networking	35,580
PHLX Semiconductor	112,959

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Expanded Tech Sector	$110,300,607	$86,236,372	$(1,991,746)
Expanded Tech-Software Sector	295,569,094	494,892,393	(15,633,623)
Nasdaq Biotechnology	286,278,750	635,147,864	(99,358,894)
North American Natural Resources	9,880,816	12,897,574	(24,793,839)
North American Tech-Multimedia Networking	9,716,248	4,830,165	(1,602,690)
PHLX Semiconductor	378,340,120	271,665,704	(1,805,226)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Expanded Tech Sector	$234,714,503	$235,044,940
Expanded Tech-Software Sector	1,079,878,971	1,088,041,366
Nasdaq Biotechnology	3,203,743,229	3,185,949,034
North American Natural Resources	48,955,191	48,044,212
North American Tech-Multimedia Networking	21,635,714	21,160,375
PHLX Semiconductor	920,405,781	919,269,369

For the year ended March 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Expanded Tech Sector	$491,777,597	$265,032,679
Expanded Tech-Software Sector	10,838,161,863	10,984,266,380
Nasdaq Biotechnology	12,937,812,915	12,138,238,778
North American Natural Resources	110,388,641	176,581,155
North American Tech-Multimedia Networking	55,071,838	21,798,274
PHLX Semiconductor	7,034,523,845	5,458,651,939

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2021, the following permanent differences attributable to net investment loss, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Expanded Tech Sector	$161,925,595	$(161,925,595)
Expanded Tech-Software Sector	1,988,908,009	(1,988,908,009)
Nasdaq Biotechnology	2,237,909,713	(2,237,909,713)
North American Natural Resources	(11,288,495)	11,288,495
North American Tech-Multimedia Networking	4,152,193	(4,152,193)
PHLX Semiconductor	1,467,919,825	(1,467,919,825)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 03/31/21	Year Ended 03/31/20
Expanded Tech Sector
Ordinary income	$8,184,628	$10,234,172

Expanded Tech-Software Sector
Ordinary income	$1,076,738	$17,774,768

Nasdaq Biotechnology
Ordinary income	$26,026,125	$17,415,446

North American Natural Resources
Ordinary income	$12,822,042	$29,704,416

North American Tech-Multimedia Networking
Ordinary income	$307,049	$451,832

PHLX Semiconductor
Ordinary income	$40,572,378	$28,856,308

As of March 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses	)(b)	Qualified Late-Year Losses	(c)	Total
Expanded Tech Sector	$—	$(22,125,503)	$1,342,571,512		$—		$1,320,446,009
Expanded Tech-Software Sector	—	(111,306,889)	(130,585,282)		—		(241,892,171)
Nasdaq Biotechnology	—	(1,428,052,267)	(1,048,318,733)		(568,687)		(2,476,939,687)
North American Natural Resources	—	(477,090,865)	(125,665,694)		—		(602,756,559)
North American Tech-Multimedia Networking	—	(70,375,105)	3,168,924		—		(67,206,181)
PHLX Semiconductor	1,269,869	(83,206,150)	822,736,472		—		740,800,191

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of March 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (continued)

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Expanded Tech Sector	$1,910,951,589	$1,363,241,404	$(20,669,892)	$1,342,571,512
Expanded Tech-Software Sector	5,406,571,231	131,905,891	(262,491,173)	(130,585,282)
Nasdaq Biotechnology	12,063,184,070	629,192,692	(1,677,511,425)	(1,048,318,733)
North American Natural Resources	525,978,281	28,825,497	(154,490,912)	(125,665,415)
North American Tech-Multimedia Networking	109,919,582	6,269,819	(3,100,895)	3,168,924
PHLX Semiconductor	5,528,542,823	839,005,030	(16,268,556)	822,736,474

9.	LINE OF CREDIT

The iShares PHLX Semiconductor ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

During the year ended March 31, 2021, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBORTransition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 03/31/21		Year Ended 03/31/20

iShares ETF	Shares	Amount	Shares	Amount

Expanded Tech Sector
Shares sold	1,700,000	$492,883,102	1,800,000	$416,346,959
Shares redeemed	(850,000)	(267,265,300)	(1,450,000)	(330,748,305)

Net increase	850,000	$225,617,802	350,000	$85,598,654

Expanded Tech-Software Sector
Shares sold	35,650,000	$10,854,261,767	23,400,000	$5,161,446,944
Shares redeemed	(35,300,000)	(11,001,899,355)	(21,900,000)	(4,813,532,922)

Net increase (decrease)	350,000	$(147,637,588)	1,500,000	$347,914,022

Nasdaq Biotechnology
Shares sold	92,850,000	$12,973,745,658	84,600,000	$9,376,382,276
Shares redeemed	(86,100,000)	(12,183,388,091)	(97,650,000)	(10,817,585,605)

Net increase (decrease)	6,750,000	$790,357,567	(13,050,000)	$(1,441,203,329)

North American Natural Resources
Shares sold	4,800,000	$110,829,085	2,600,000	$56,386,029
Shares redeemed	(8,100,000)	(177,402,776)	(9,150,000)	(264,173,435)

Net decrease	(3,300,000)	$(66,573,691)	(6,550,000)	$(207,787,406)

North American Tech-Multimedia Networking
Shares sold	900,000	$55,817,552	1,250,000	$70,059,106
Shares redeemed	(400,000)	(22,075,788)	(2,600,000)	(138,085,135)

Net increase (decrease)	500,000	$33,741,764	(1,350,000)	$(68,026,029)

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements  (continued)

	Year Ended 03/31/21		Year Ended 03/31/20
iShares ETF	Shares	Amount	Shares	Amount

PHLX Semiconductor
Shares sold	21,350,000	$7,051,302,523	25,400,000	$5,324,145,129
Shares redeemed	(16,900,000)	(5,475,117,379)	(20,550,000)	(4,296,545,560)

Net increase	4,450,000	$1,576,185,144	4,850,000	$1,027,599,569

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Expanded Tech Sector ETF, iShares Expanded Tech-Software Sector ETF,

iShares Nasdaq Biotechnology ETF, iShares North American Natural Resources ETF,

iShares North American Tech-Multimedia Networking ETF and iShares PHLX Semiconductor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Expanded Tech Sector ETF, iShares Expanded Tech-Software Sector ETF, iShares Nasdaq Biotechnology ETF, iShares North American Natural Resources ETF, iShares North American Tech-Multimedia Networking ETF and iShares PHLX Semiconductor ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the five years in the period ended March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended March 31, 2021 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Expanded Tech Sector	100.00%
Expanded Tech-Software Sector	100.00%
Nasdaq Biotechnology	100.00%
North American Natural Resources	74.83%
North American Tech-Multimedia Networking	100.00%
PHLX Semiconductor	100.00%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Dividend Income
Expanded Tech Sector	$19,005,275
Expanded Tech-Software Sector	15,080,166
Nasdaq Biotechnology	55,567,058
North American Natural Resources	13,649,497
North American Tech-Multimedia Networking	436,301
PHLX Semiconductor	57,379,223

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Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Expanded Tech Sector ETF, iShares Expanded Tech-Software Sector ETF, iShares Nasdaq Biotechnology ETF, iShares North American Natural Resources ETF, iShares North American Tech-Multimedia Networking ETF and iShares PHLX Semiconductor ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 2, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and closures in certain countries and the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a Fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following enhancements to the Program: (1) certain single country emerging market ETFs were added to a $300 million credit agreement with State Street Bank and Trust Company; and (2) certain updates were made to the RATS and HLIM calculation methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	65

Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Expanded Tech-Software Sector(a)	$—	$—	$0.069467	$0.069467	—%	—%	100%	100%
Nasdaq Biotechnology(a)	0.370897	—	0.015387	0.386284	96	—	4	100
PHLX Semiconductor	3.134741	—	—	3.134741	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares Nasdaq Biotechnology ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

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Supplemental Information  (unaudited) (continued)

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020 is USD 805.66 thousand. This figure is comprised of fixed remuneration of USD 375.17 thousand and variable remuneration of USD 430.49 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 131.24 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 10.59 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	67

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 376 funds as of March 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	69

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

ADR	American Depositary Receipt

NVS	Non-Voting Shares

NYS	New York Registered Shares

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	71

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Nasdaq, Inc. or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-313-0321

MARCH 31, 2021

2021 Annual Report

iShares Trust

•	iShares Factors US Blend Style ETF | STLC | Cboe BZX

•	iShares Factors US Growth Style ETF | STLG | Cboe BZX

•	iShares Factors US Mid Blend Style ETF | STMB | Cboe BZX

•	iShares Factors US Small Blend Style ETF | STSB | Cboe BZX

•	iShares Factors US Value Style ETF | STLV | Cboe BZX

•	iShares US Small Cap Value Factor ETF | SVAL | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2021 reflected a remarkable period of disruption and adaptation, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world instituted economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

As April 2020 began, stocks were near their lowest point since the beginning of the pandemic. However, a steady recovery began, as businesses started re-opening and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following the implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) was near all-time lows as the period began, reflecting a reduced investor appetite for risk. However, inflation concerns from a rapidly expanding economy raised yields late in the reporting period, leading to a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to positive returns for corporate bonds, particularly high-yield corporates, which gained substantially.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. In early 2021, President Biden signed one of the largest economic rescue packages in U.S. history, which should provide a solid tailwind for economic growth. In our view, inflation is likely to increase somewhat as the expansion continues, but moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion due to the change in Fed policy.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are neutral overall on credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.07%	56.35%

U.S. small cap equities (Russell 2000® Index)	48.05	94.85

International equities (MSCI Europe, Australasia, Far East Index)	20.08	44.57

Emerging market equities (MSCI Emerging Markets Index)	22.43	58.39

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.12

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.88)	(8.23)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.73)	0.71

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.46	5.29

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.35	23.65

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2021 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 62.53%. The reporting period began near the height of uncertainty surrounding the coronavirus pandemic, which drove equity prices to a multi-year low. However, stocks began to recover as the federal government took measures to adapt to the economic and public health impact of the novel coronavirus. Optimism about the growth outlook for the economy led to further advances, and stocks moved past pre-pandemic prices to reach all-time highs near the end of the reporting period.

The pandemic’s initial economic consequences were swift and far-reaching. Restrictions imposed to slow the virus’ spread resulted in extensive job losses, and the unemployment rate rose quickly, reaching 14.8% in April 2020. Consumer spending, an important engine of economic growth, decreased sharply as people spent more time at home. These disruptions led to a substantial economic contraction. The U.S. economy declined by an annualized 31.4% in the second quarter of 2020, the largest decline on record.

However, unprecedented fiscal stimulus began to reverse the downward economic momentum. Individuals began to receive direct payments in April 2020 as part of the U.S. $2.2 trillion CARES Act, and payments to support businesses that kept employees on payroll helped to stabilize the economy. Unemployment began to decline, decreasing each month between April 2020 and November 2020, while still remaining elevated compared to pre-pandemic levels. Equity prices rose in response to the improving economic outlook.

The U.S. Federal Reserve (“Fed”) also responded to the pandemic, maintaining short-term interest rates near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities. The Fed later widened its program to include directly purchasing corporate bonds for the first time, including high-yield bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy.

Fiscal and monetary stimulus, along with partial reopenings in many states, helped the economy rebound sharply in the second half of 2020. Economic growth picked up in the third quarter of 2020, with an annualized gain of 33.4%, as some previously shut-down parts of the economy resumed functioning. Growth moderated in the fourth quarter of 2020, rising by an annualized 4.3%.

In addition to the growing economy, stocks were boosted by the November 2020 news that several vaccines under development showed high effectiveness rates. Stocks also benefited from the results of the election in November 2020, which led to a change of administrations but made wide-reaching reforms less likely due to slim majorities in the U.S. Congress. Additional stimulus packages signed in December 2020 and March 2021 propelled further strong gains in equities, and many U.S. stock indexes touched all-time highs near the end of the reporting period.

Rising household wealth amid higher asset prices and the return to economic growth led analysts to expect that high savings and pent-up consumer demand will drive increased spending as the pandemic wanes. However, this also raised investors’ inflation expectations near the end of the reporting period. Additionally, the unequal nature of the recovery highlighted the difficulty many individuals still face, as total unemployment remained well below pre-pandemic levels, and 30% of Americans reported lower incomes as of February 2021.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Factors US Blend Style ETF

Investment Objective

The iShares Factors US Blend Style ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with favorable exposure to target style factors subject to constraints, as represented by the Russell US Large Cap Factors Blend Style Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	49.12%
Fund Market	49.36
Index	49.50

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/14/20. The first day of secondary market trading was 4/16/20.

Certain sectors and markets performed exceptionally well based on market conditions since the Fund commenced operations. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,226.70	$ 1.39		$ 1,000.00	$ 1,023.70	$ 1.26		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 16 for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2021 (continued)	iShares® Factors US Blend Style ETF

Portfolio Management Commentary

U.S. stocks with favorable exposure to target style factors subject to constraints advanced strongly for the partial reporting period. The information technology sector was the leading contributor to the Index’s return, benefiting from the acceleration of trends in automation, cloud computing, and digitization. The coronavirus pandemic disrupted normal business practices and limited face-to-face contact, prompting many businesses to improve and expand their technology systems. Combined with a rebound in both consumer and business information technology spending, the accelerated adoption of technology products and services led to solid earnings growth for the sector. With 42% of the U.S. labor force working from home due to pandemic restrictions, demand for cloud computing and business-oriented infrastructure and security software grew rapidly, supporting a solid advance in the software and services industry. The technology hardware and equipment industry also contributed to the Index’s return, as the release of a new 5G-enabled smartphone buoyed sales amid significant investments in U.S. 5G infrastructure.

Financials stocks further aided performance, driven by the capital markets industry. Higher trading revenues due to a surge in equity trading volume boosted investment banks’ profit margins. The consumer discretionary sector was another source of strength, as stimulus payments and unemployment insurance supplements helped consumer spending partially recover from a sharp decline in the second quarter of 2020.

The Index’s research-based selection process is designed to maximize exposure to the weighted combination of five target investment style factors: momentum, quality, value, low size, and low volatility. Reflecting those factor contributions, the Index outperformed the broader market, as represented by the Russell 1000 Index. Of the five target style factors, the volatility factor was the largest contributor to the Index’s relative performance for the reporting period. Although the Index tilted toward lower exposure to the volatility factor at a time when higher-volatility stocks outperformed, its lower exposure compared to the broader market benefited relative performance. Higher exposure to the low size factor relative to the broader market was the leading detractor from relative performance, as large-capitalization companies outperformed, particularly earlier in the reporting period.

From a sector perspective, stock selection and an overweight allocation in the financials sector contributed substantially to the Index’s relative return, as did stock selection in materials. Conversely, stock selection in industrials was the largest detractor from relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	30.9%
Financials	14.0
Consumer Discretionary	13.6
Health Care	11.7
Industrials	10.0
Consumer Staples	8.7
Communication Services	4.7
Real Estate	2.5
Materials	2.1
Utilities	1.0
Energy	0.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Apple Inc.	5.2%
Microsoft Corp.	5.1
Amazon.com Inc.	3.1
Merck & Co. Inc.	1.8
Otis Worldwide Corp.	1.6
Albertsons Companies Inc., Class A	1.3
AbbVie Inc.	1.3
Johnson & Johnson	1.2
Booz Allen Hamilton Holding Corp.	1.2
Evercore Inc., Class A	1.2

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Factors US Growth Style ETF

Investment Objective

The iShares Factors US Growth Style ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with favorable exposure to target style factors subject to constraints, as represented by the Russell US Large Cap Factors Growth Style Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	61.00%	25.04%	61.00%	31.16%
Fund Market	61.10	25.10	61.10	31.24
Index	61.27	25.22	61.27	31.35

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/14/20. The first day of secondary market trading was 1/16/20.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,142.10	$ 1.34		$ 1,000.00	$ 1,023.70	$ 1.26		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 16 for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2021 (continued)	iShares® Factors US Growth Style ETF

Portfolio Management Commentary

U.S. stocks with favorable exposure to target style factors subject to constraints advanced strongly for the reporting period. The information technology sector was the leading contributor to the Index’s return, benefiting from the acceleration of trends in automation, cloud computing, and digitization. The coronavirus pandemic disrupted normal business practices and limited face-to-face contact, prompting many businesses to improve and expand their technology systems. Combined with a rebound in both consumer and business information technology spending, the accelerated adoption of technology products and services led to solid earnings growth for the sector.

With 42% of the U.S. labor force working from home due to pandemic restrictions, demand for cloud computing and business-oriented infrastructure and security software grew rapidly, supporting a solid advance in the software and services industry. Higher revenues from sales of business productivity software and intelligent cloud platforms drove industry gains. The technology hardware and equipment industry also contributed to the Index’s return, as the release of a new 5G-enabled smartphone buoyed sales amid significant investments in U.S. 5G infrastructure.

The consumer discretionary sector was another source of strength, as stimulus payments and unemployment insurance supplements helped consumer spending partially recover from a sharp decline in the second quarter of 2020. The healthcare sector also gained amid optimism surrounding the economic recovery and the development of new products.

The Index’s research-based selection process is designed to maximize exposure to the weighted combination of five target investment style factors: momentum, quality, value, low size, and low volatility. Reflecting those factor contributions, the Index underperformed the broader market, as represented by the Russell 1000 Growth Index. Of the five target style factors, low size detracted the most from relative performance during the reporting period. The Index’s tilt toward smaller-sized companies meant that its gains trailed the broader market, as large-capitalization companies outperformed, particularly earlier in the reporting period. Relatively lower exposure to growth stocks, which outperformed prior to the value stock rally that began in November 2020, also weighed on the Index’s relative return.

From a sector perspective, stock selection in the consumer discretionary and industrials sectors detracted from the Index’s relative return. Conversely, selection in consumer staples contributed to relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	46.3%
Consumer Discretionary	18.7
Health Care	12.6
Industrials	6.7
Consumer Staples	6.2
Financials	4.0
Communication Services	3.4
Materials	1.8
Other (each representing less than 1%)	0.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Apple Inc.	11.5%
Microsoft Corp.	10.1
Amazon.com Inc.	6.7
Merck & Co. Inc.	2.1
Albertsons Companies Inc., Class A	2.1
Booz Allen Hamilton Holding Corp.	2.1
Tesla Inc.	1.8
AbbVie Inc.	1.8
MSCI Inc.	1.6
Facebook Inc., Class A	1.6

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Factors US Mid Blend Style ETF

Investment Objective

The iShares Factors US Mid Blend Style ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. mid-capitalization stocks with favorable exposure to target style factors subject to constraints, as represented by the Russell US Mid Cap Factors Blend Style Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	61.33%
Fund Market	61.61
Index	62.06

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/14/20. The first day of secondary market trading was 4/16/20.

Certain sectors and markets performed exceptionally well based on market conditions since the Fund commenced operations. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,329.50	$ 1.74		$ 1,000.00	$ 1,023.40	$ 1.51		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 16 for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2021 (continued)	iShares® Factors US Mid Blend Style ETF

Portfolio Management Commentary

Mid-capitalization U.S. stocks with favorable exposure to target style factors subject to constraints advanced strongly for the partial reporting period. The information technology sector was the leading contributor to the Index’s return, benefiting from the acceleration of trends in automation, cloud computing, and digitization. The coronavirus pandemic disrupted normal business practices and limited face-to-face contact, prompting many businesses to improve and expand their technology systems. With 42% of the U.S. labor force working from home due to pandemic restrictions, demand for cloud computing and business-oriented infrastructure and security software grew rapidly, supporting a solid advance in the software and services industry.

Financials stocks also aided performance, driven by the capital markets industry. Higher trading revenues due to a surge in equity trading volume boosted investment banks’ profit margins. Insurance companies, particularly life and health insurers, were helped by the successful development and rollout of coronavirus vaccines. The consumer discretionary sector was another source of strength, as stimulus payments and unemployment insurance supplements helped consumer spending partially recover from a sharp decline in the second quarter of 2020.

The return to economic growth helped the economically sensitive industrials sector, which was a solid contributor to the Index’s return. The healthcare sector also gained amid optimism surrounding the economic recovery and the development of new products.

The Index’s research-based selection process is designed to maximize exposure to the weighted combination of five target investment style factors: momentum, quality, value, low size, and low volatility. Reflecting those factor contributions, the Index outperformed the broader market, as represented by the Russell Midcap Index. Of the five target style factors, the volatility factor was the largest contributor to the Index’s relative performance for the reporting period. Greater exposure to the value factor, which typically performs best during economic recoveries, also benefited the Index relative to the broader market. Value stocks rallied strongly beginning in November 2020, reversing earlier underperformance.

From a sector perspective, stock selection and an underweight position in the real estate sector contributed notably to the Index’s relative return, as did stock selection in healthcare. Conversely, stock selection in industrials detracted from relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	20.9%
Financials	14.6
Industrials	14.6
Consumer Discretionary	13.3
Health Care	10.4
Real Estate	6.7
Consumer Staples	5.3
Utilities	4.9
Materials	4.4
Communication Services	3.6
Energy	1.3

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Otis Worldwide Corp.	1.9%
Evercore Inc., Class A	1.1
Albertsons Companies Inc., Class A	1.1
Booz Allen Hamilton Holding Corp.	1.0
Ally Financial Inc.	0.9
Ameriprise Financial Inc.	0.9
Williams-Sonoma Inc.	0.8
Cadence Design Systems Inc.	0.8
Jefferies Financial Group Inc.	0.8
Motorola Solutions Inc.	0.8

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Factors US Small Blend Style ETF

Investment Objective

The iShares Factors US Small Blend Style ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. small-capitalization stocks with favorable exposure to target style factors subject to constraints, as represented by the Russell US Small Cap Factors Blend Style Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	86.67%
Fund Market	87.03
Index	87.28

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/14/20. The first day of secondary market trading was 4/16/20.

Certain sectors and markets performed exceptionally well based on market conditions since the Fund commenced operations. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,506.00	$ 2.19		$ 1,000.00	$ 1,023.20	$ 1.77		0.35%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 16 for more information.

F U N D S U M M A R Y	11

Fund Summary as of March 31, 2021 (continued)	iShares® Factors US Small Blend Style ETF

Portfolio Management Commentary

Small-capitalization U.S. stocks with favorable exposure to target style factors subject to constraints advanced strongly for the partial reporting period. The consumer discretionary sector contributed the most to the Index’s return, rebounding strongly after a decline early in the pandemic. Fiscal stimulus payments and unemployment insurance supplements helped consumer spending partially recover from a sharp decline in the second quarter of 2020, although spending remained below pre-pandemic levels. Retailers, which were particularly pressured by the onset of the pandemic and related restrictions, recovered to post strong gains amid a mass COVID-19 vaccination program and an improving economy. Consumers increased savings and reduced credit card debt during the pandemic, which led to a surge in spending on nonessential items, benefiting the specialty retail industry.

The ongoing economic recovery also helped the economically sensitive industrials sector, which was a solid contributor to the Index’s return. The capital goods industry was the primary source of strength amid a rebound in industrial production, although manufacturing output remained below pre-pandemic levels. The healthcare sector also gained amid optimism surrounding the economic recovery and the development of new products. The financials sector, which is closely tied to the strength of the broader economy, was another solid contributor to the Index’s performance. Information technology stocks also advanced, benefiting from the acceleration of trends in automation, cloud computing, and digitization.

The Index’s research-based selection process is designed to maximize exposure to the weighted combination of five target investment style factors: momentum, quality, value, low size, and low volatility. Reflecting those factor contributions, the Index outperformed the broader market, as represented by the Russell 2000 Index. Of the five target style factors, the volatility factor was the largest contributor to the Index’s relative performance for the reporting period. Greater exposure to the value factor, which typically performs best during economic recoveries, also benefited the Index relative to the broader market. Value stocks rallied strongly beginning in November 2020, reversing earlier underperformance.

From a sector perspective, an overweight allocation and stock selection in the consumer discretionary sector contributed substantially to the Index’s relative return. Conversely, stock selection in industrials was the largest detractor from relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Consumer Discretionary	17.7%
Financials	17.4
Health Care	17.2
Industrials	16.2
Information Technology	13.6
Real Estate	5.2
Materials	4.2
Consumer Staples	3.2
Energy	2.1
Communication Services	1.7
Utilities	1.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Navient Corp.	0.9%
Workiva Inc.	0.7
Piper Sandler Cos.	0.6
Eastern Bankshares Inc.	0.6
Deckers Outdoor Corp.	0.6
Aaron’s Co. Inc. (The)	0.6
Builders FirstSource Inc.	0.5
Academy Sports & Outdoors Inc.	0.5
Retail Value Inc.	0.5
RH	0.5

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® Factors US Value Style ETF

Investment Objective

The iShares Factors US Value Style ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with favorable exposure to target style factors subject to constraints, as represented by the Russell US Large Cap Factors Value Style Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	61.25%	10.67%	61.25%	13.09%
Fund Market	61.60	10.87	61.60	13.34
Index	61.60	10.87	61.60	13.32

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/14/20. The first day of secondary market trading was 1/16/20.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,317.10	$ 1.44		$ 1,000.00	$ 1,023.70	$ 1.26		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 16 for more information.

F U N D S U M M A R Y	13

Fund Summary as of March 31, 2021 (continued)	iShares® Factors US Value Style ETF

Portfolio Management Commentary

U.S. stocks with favorable exposure to target style factors subject to constraints advanced strongly for the partial reporting period. The financials sector, which is closely tied to the strength of the broader economy, contributed the most to the Index’s performance.

Financials stocks contributed the most to the Index’s return, driven by the capital markets industry. Stocks in the industry advanced as higher trading revenues amid a surge in equity trading volume boosted investment banks’ profit margins. Rising assets under management benefited the industry, and revenue growth from underwriting and advisory services bolstered income. Insurance companies, particularly life and health insurers, were helped by the successful development and rollout of coronavirus vaccines. Property and casualty insurers benefited from fewer auto collisions as pandemic-related restrictions led to a decrease in miles driven.

The consumer discretionary sector was another source of strength, rebounding strongly after a decline early in the pandemic. Fiscal stimulus payments and unemployment insurance supplements helped consumer spending partially recover from a sharp decline in the second quarter of 2020, although spending remained below pre-pandemic levels. Information technology stocks also advanced, benefiting from the acceleration of trends in automation, cloud computing, and digitization. The ongoing economic recovery also helped the economically sensitive industrials sector, which boosted the Index’s return. The capital goods industry was the primary source of strength amid a rebound in industrial production, although manufacturing output remained below pre-pandemic levels.

The Index’s research-based selection process is designed to maximize exposure to the weighted combination of five target investment style factors: momentum, quality, value, low size, and low volatility. Reflecting those factor contributions, the Index notably outperformed the broader market, as represented by the Russell 1000 Value Index. Of the five target style factors, the volatility factor was the largest contributor to the Index’s relative performance for the reporting period. Although the Index tilted toward lower exposure to the volatility factor at a time when higher-volatility stocks outperformed, its lower exposure compared to the broader market benefited relative performance. Greater exposure to the value factor, which typically performs best during economic recoveries, also proved beneficial. Value stocks rallied strongly beginning November 2020, reversing earlier underperformance.

From a sector perspective, stock selection in the financials sector contributed substantially to the Index’s relative return. Conversely, industrials holdings detracted the most from relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	23.4%
Information Technology	14.2
Industrials	12.7
Health Care	10.7
Consumer Staples	10.5
Consumer Discretionary	10.2
Communication Services	4.8
Real Estate	4.6
Utilities	3.2
Materials	2.9
Energy	2.8

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Johnson & Johnson	2.4%
Merck & Co. Inc.	2.1
Verizon Communications Inc.	2.0
Otis Worldwide Corp.	1.9
Evercore Inc., Class A	1.9
Walmart Inc.	1.7
Albertsons Companies Inc., Class A	1.6
Jefferies Financial Group Inc.	1.5
Equity Commonwealth	1.4
Philip Morris International Inc.	1.3

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® US Small Cap Value Factor ETF

Investment Objective

The iShares US Small Cap Value Factor ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. small-capitalization stocks with prominent value characteristics, as represented by the Russell 2000 Focused Value Select Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception

Fund NAV	57.05%
Fund Market	57.41
Index	57.64

For the fiscal period ended 3/31/21, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 10/27/20. The first day of secondary market trading was 10/29/20.

Certain sectors and markets performed exceptionally well based on market conditions since the Fund commenced operations. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Expense Example

Actual					Hypothetical 5% Return

Beginning Account Value (10/27/20)	(a)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

$ 1,000.00		$ 1,570.50	$ 1.09		$ 1,000.00	$ 1,023.90	$ 1.01		0.20%

(a)	The beginning of the period (commencement of operations) is October 27, 2020.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (155 days for actual and 182 days for hypothetical expenses) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 16 for more information.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Financials	38.2%
Industrials	22.3
Consumer Discretionary	12.4
Materials	7.3
Information Technology	7.1
Energy	4.7
Real Estate	3.6
Utilities	2.0
Consumer Staples	1.0
Health Care	1.0
Communication Services	0.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Clean Energy Fuels Corp.	1.5%
Dime Community Bancshares Inc.	0.9
Funko Inc., Class A	0.9
MTS Systems Corp.	0.8
Movado Group Inc.	0.7
Customers Bancorp. Inc.	0.7
Alpha & Omega Semiconductor Ltd.	0.7
Abercrombie & Fitch Co., Class A	0.7
REV Group Inc.	0.6
Allegheny Technologies Inc.	0.6

(a)	Excludes money market funds.

F U N D S U M M A R Y	15

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® Factors US Blend Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
BWX Technologies Inc.	44	$2,901
Lockheed Martin Corp.	83	30,669
Northrop Grumman Corp.	60	19,418

		52,988

Air Freight & Logistics — 1.1%
Expeditors International of Washington Inc.	266	28,646
United Parcel Service Inc., Class B	183	31,108

		59,754

Airlines — 0.1%
Copa Holdings SA, Class A, NVS	64	5,171

Automobiles — 0.8%
Tesla Inc.(a)	72	48,091

Banks — 0.5%
Citizens Financial Group Inc.	33	1,457
Popular Inc.	412	28,972

		30,429

Biotechnology — 3.3%
AbbVie Inc.	651	70,451
Acceleron Pharma Inc.(a)	73	9,900
Amgen Inc.	217	53,992
Biogen Inc.(a)	57	15,946
Gilead Sciences Inc.	125	8,079
Moderna Inc.(a)	75	9,821
Vertex Pharmaceuticals Inc.(a)	88	18,910

		187,099

Building Products — 1.5%
Armstrong World Industries Inc.	24	2,162
Carrier Global Corp.	458	19,337
Lennox International Inc.	55	17,137
Masco Corp.	172	10,303
Trex Co. Inc.(a)	370	33,870

		82,809

Capital Markets — 5.3%
Ameriprise Financial Inc.	152	35,332
Evercore Inc., Class A	509	67,056
Goldman Sachs Group Inc. (The)	38	12,426
Lazard Ltd., Class A	959	41,726
LPL Financial Holdings Inc.	36	5,118
Morgan Stanley	429	33,316
MSCI Inc.	108	45,282
Raymond James Financial Inc.	4	490
S&P Global Inc.	81	28,583
State Street Corp.	375	31,504

		300,833

Chemicals — 0.6%
Scotts Miracle-Gro Co. (The)	142	34,786

Commercial Services & Supplies — 0.1%
ADT Inc.	168	1,418
Cintas Corp.	7	2,389
IAA Inc.(a)	41	2,261

		6,068

Communications Equipment — 1.8%
Ciena Corp.(a)	293	16,033
Cisco Systems Inc.	395	20,426
EchoStar Corp., Class A(a)	167	4,008

Security	Shares	Value

Communications Equipment (continued)
F5 Networks Inc.(a)	6	$1,252
Lumentum Holdings Inc.(a)	132	12,058
Motorola Solutions Inc.	168	31,592
Ubiquiti Inc.	61	18,196

		103,565

Consumer Finance — 2.2%
Ally Financial Inc.	904	40,870
American Express Co.	76	10,749
Capital One Financial Corp.	141	17,939
Discover Financial Services	17	1,615
OneMain Holdings Inc.	572	30,728
Synchrony Financial	489	19,883

		121,784

Containers & Packaging — 0.9%
Amcor PLC	2,997	35,005
Avery Dennison Corp.	16	2,938
Sealed Air Corp.	200	9,164
Silgan Holdings Inc.	158	6,641

		53,748

Distributors — 0.3%
Pool Corp.	44	15,191

Diversified Consumer Services — 0.1%
H&R Block Inc.	310	6,758

Diversified Financial Services — 1.2%
Equitable Holdings Inc.	734	23,943
Jefferies Financial Group Inc.	1,503	45,240
Voya Financial Inc.	9	573

		69,756

Diversified Telecommunication Services — 1.1%
Lumen Technologies Inc.	924	12,335
Verizon Communications Inc.	880	51,172

		63,507

Electric Utilities — 0.5%
Entergy Corp.	105	10,444
NRG Energy Inc.	406	15,319

		25,763

Electrical Equipment — 0.8%
Array Technologies Inc.(a)	335	9,990
GrafTech International Ltd.	1,548	18,932
nVent Electric PLC	472	13,173
Rockwell Automation Inc.	13	3,451

		45,546

Electronic Equipment, Instruments & Components — 1.2%
Avnet Inc.	7	291
CDW Corp./DE	66	10,940
Jabil Inc.	209	10,901
Vontier Corp.(a)	1,044	31,602
Zebra Technologies Corp., Class A(a)	35	16,981

		70,715

Entertainment — 0.8%
Activision Blizzard Inc.	142	13,206
Electronic Arts Inc.	132	17,869
Take-Two Interactive Software Inc.(a)(b)	88	15,549

		46,624

Equity Real Estate Investment Trusts (REITs) — 2.5%
Apartment Investment & Management Co., Class A	1,235	7,583

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Blend Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Brandywine Realty Trust	1,183	$15,273
Brixmor Property Group Inc.	597	12,077
Brookfield Property REIT Inc., Class A	1,085	19,476
Equity Commonwealth	1,206	33,527
Equity Residential	16	1,146
Kimco Realty Corp.	300	5,625
Paramount Group Inc.	2,445	24,768
SL Green Realty Corp.	170	11,898
VEREIT Inc.	255	9,848
Weingarten Realty Investors	20	538

		141,759

Food & Staples Retailing — 4.5%
Albertsons Companies Inc., Class A(b)	3,868	73,763
Costco Wholesale Corp.	84	29,608
Grocery Outlet Holding Corp.(a)(b)	477	17,597
Kroger Co. (The)	985	35,450
Sprouts Farmers Market Inc.(a)(b)	1,326	35,298
Sysco Corp.	49	3,858
Walmart Inc.	426	57,864

		253,438

Food Products — 0.6%
Campbell Soup Co.	348	17,494
Flowers Foods Inc.	592	14,089
General Mills Inc.	31	1,901
Hershey Co. (The)	5	791

		34,275

Health Care Equipment & Supplies — 0.5%
Abbott Laboratories	120	14,381
IDEXX Laboratories Inc.(a)	20	9,786
Quidel Corp.(a)(b)	38	4,861

		29,028

Health Care Providers & Services — 2.2%
Amedisys Inc.(a)	11	2,913
Cardinal Health Inc.	51	3,098
Chemed Corp.	52	23,911
CVS Health Corp.	297	22,343
DaVita Inc.(a)	210	22,632
HCA Healthcare Inc.	158	29,758
McKesson Corp.	36	7,021
Molina Healthcare Inc.(a)	58	13,558

		125,234

Health Care Technology — 0.1%
Veeva Systems Inc., Class A(a)	26	6,792

Hotels, Restaurants & Leisure — 1.6%
Booking Holdings Inc.(a)	2	4,660
Domino’s Pizza Inc.	98	36,043
McDonald’s Corp.	15	3,362
Planet Fitness Inc., Class A(a)	5	387
Starbucks Corp.	160	17,483
Yum China Holdings Inc.	59	3,493
Yum! Brands Inc.	220	23,800

		89,228

Household Durables — 0.3%
PulteGroup Inc.	226	11,851
Tempur Sealy International Inc.	75	2,742

		14,593

Security	Shares	Value

Household Products — 1.8%
Clorox Co. (The)	34	$6,558
Colgate-Palmolive Co.	45	3,548
Kimberly-Clark Corp.	286	39,768
Procter & Gamble Co. (The)	391	52,953

		102,827

Independent Power and Renewable Electricity Producers — 0.5%
Vistra Corp.	1,656	29,278

Insurance — 4.5%
Aflac Inc.	545	27,893
Allstate Corp. (The)	424	48,718
American Financial Group Inc./OH	169	19,283
Assured Guaranty Ltd.	111	4,693
Athene Holding Ltd., Class A(a)	150	7,560
Brighthouse Financial Inc.(a)	580	25,665
First American Financial Corp.	134	7,591
Globe Life Inc.	37	3,575
Hanover Insurance Group Inc. (The)	52	6,732
Hartford Financial Services Group Inc. (The)	6	401
Mercury General Corp.	63	3,831
MetLife Inc.	114	6,930
Primerica Inc.	205	30,303
Principal Financial Group Inc.	423	25,363
Unum Group	639	17,783
White Mountains Insurance Group Ltd.	16	17,839

		254,160

Interactive Media & Services — 1.7%
Alphabet Inc., Class A(a)	11	22,688
Alphabet Inc., Class C, NVS(a)	10	20,686
Facebook Inc., Class A(a)	124	36,522
Match Group Inc.(a)	107	14,699

		94,595

Internet & Direct Marketing Retail — 4.0%
Amazon.com Inc.(a)	57	176,362
eBay Inc.	515	31,539
Qurate Retail Inc., Series A	606	7,127
Wayfair Inc., Class A(a)(b)	34	10,701

		225,729

IT Services — 3.6%
Akamai Technologies Inc.(a)	84	8,560
Concentrix Corp.(a)	161	24,105
Euronet Worldwide Inc.(a)	23	3,181
GoDaddy Inc., Class A(a)	91	7,063
Mastercard Inc., Class A	125	44,506
MongoDB Inc.(a)	6	1,605
Okta Inc.(a)	31	6,833
PayPal Holdings Inc.(a)	54	13,113
StoneCo Ltd., Class A(a)	261	15,979
VeriSign Inc.(a)	214	42,535
Visa Inc., Class A	111	23,502
Western Union Co. (The)	467	11,516

		202,498

Leisure Products — 0.1%
Peloton Interactive Inc., Class A(a)	38	4,273

Life Sciences Tools & Services — 0.5%
Mettler-Toledo International Inc.(a)	10	11,557
Thermo Fisher Scientific Inc.	33	15,060

		26,617

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Blend Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery — 2.4%
AGCO Corp.	14	$2,011
Allison Transmission Holdings Inc.	848	34,624
Dover Corp.	53	7,268
Otis Worldwide Corp.	1,322	90,491
Toro Co. (The)	4	412

		134,806

Media — 0.4%
Charter Communications Inc., Class A(a)	7	4,319
Comcast Corp., Class A	153	8,279
Discovery Inc., Class A(a)(b)	34	1,478
News Corp., Class A, NVS	18	458
News Corp., Class B	155	3,636
Omnicom Group Inc.	61	4,523
Sirius XM Holdings Inc.	428	2,606

		25,299

Metals & Mining — 0.5%
Reliance Steel & Aluminum Co.	186	28,326

Multiline Retail — 1.4%
Dollar General Corp.	78	15,804
Kohl’s Corp.	62	3,696
Nordstrom Inc.	196	7,423
Target Corp.	256	50,706

		77,629

Oil, Gas & Consumable Fuels — 0.8%
Antero Midstream Corp.	756	6,827
APA Corp.	123	2,202
ConocoPhillips	186	9,852
Devon Energy Corp.	849	18,551
Marathon Oil Corp.	605	6,461

		43,893

Personal Products — 1.0%
Estee Lauder Companies Inc. (The), Class A	71	20,650
Herbalife Nutrition Ltd.(a)	545	24,176
Nu Skin Enterprises Inc., Class A	184	9,732

		54,558

Pharmaceuticals — 5.1%
Bristol-Myers Squibb Co.	663	41,855
Eli Lilly & Co.	265	49,507
Johnson & Johnson	428	70,342
Merck & Co. Inc.	1,316	101,451
Pfizer Inc.	557	20,180
Royalty Pharma PLC, Class A	49	2,137
Zoetis Inc.	2	315

		285,787

Professional Services — 2.9%
Booz Allen Hamilton Holding Corp.	871	70,142
CACI International Inc., Class A(a)	38	9,373
Dun & Bradstreet Holdings Inc.(a)	936	22,286
FTI Consulting Inc.(a)	256	35,868
Leidos Holdings Inc.	75	7,221
ManpowerGroup Inc.	53	5,242
Robert Half International Inc.	162	12,647

		162,779

Semiconductors & Semiconductor Equipment — 5.2%
Advanced Micro Devices Inc.(a)	59	4,631
Applied Materials Inc.	120	16,032
Broadcom Inc.	35	16,228

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Cirrus Logic Inc.(a)	173	$14,669
Enphase Energy Inc.(a)	45	7,297
Inphi Corp.(a)	59	10,526
Intel Corp.	611	39,104
KLA Corp.	54	17,842
Lam Research Corp.	37	22,024
Maxim Integrated Products Inc.	39	3,563
NVIDIA Corp.	47	25,095
Qorvo Inc.(a)	93	16,991
QUALCOMM Inc.	231	30,628
Teradyne Inc.	217	26,405
Texas Instruments Inc.	215	40,633

		291,668

Software — 12.4%
Adobe Inc.(a)	46	21,867
Anaplan Inc.(a)	55	2,962
Aspen Technology Inc.(a)	255	36,804
Atlassian Corp. PLC, Class A(a)	104	21,919
Avalara Inc.(a)	30	4,003
Cadence Design Systems Inc.(a)	255	34,932
Citrix Systems Inc.	338	47,442
Crowdstrike Holdings Inc., Class A(a)	183	33,399
Datadog Inc., Class A(a)	7	583
Dropbox Inc., Class A(a)	429	11,437
Dynatrace Inc.(a)	221	10,661
Fair Isaac Corp.(a)	50	24,303
Fortinet Inc.(a)	195	35,962
HubSpot Inc.(a)	27	12,264
Intuit Inc.	71	27,197
Manhattan Associates Inc.(a)	170	19,955
McAfee Corp., Class A	517	11,757
Microsoft Corp.	1,225	288,818
Nutanix Inc., Class A(a)	46	1,222
Oracle Corp.	261	18,314
Palo Alto Networks Inc.(a)	5	1,610
RingCentral Inc., Class A(a)	2	596
Slack Technologies Inc., Class A(a)	184	7,476
Smartsheet Inc., Class A(a)	13	831
Synopsys Inc.(a)	13	3,221
Teradata Corp.(a)	27	1,041
Zoom Video Communications Inc., Class A(a)	39	12,530
Zscaler Inc.(a)	63	10,815

		703,921

Specialty Retail — 4.1%
AutoNation Inc.(a)	75	6,992
AutoZone Inc.(a)	10	14,043
Best Buy Co. Inc.	327	37,543
Burlington Stores Inc.(a)	9	2,689
Dick’s Sporting Goods Inc.	155	11,803
Home Depot Inc. (The)	214	65,323
Leslie’s Inc.(a)	1,291	31,617
Lowe’s Companies Inc.	96	18,257
O’Reilly Automotive Inc.(a)	22	11,160
Tractor Supply Co.	18	3,187
Williams-Sonoma Inc.	158	28,314

		230,928

Technology Hardware, Storage & Peripherals — 6.6%
Apple Inc.	2,394	292,427
Hewlett Packard Enterprise Co.	2,096	32,991

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Blend Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
HP Inc.	495	$15,716
NetApp Inc.	185	13,444
Xerox Holdings Corp.	826	20,047

		374,625

Textiles, Apparel & Luxury Goods — 1.0%
Carter’s Inc.	30	2,668
Columbia Sportswear Co.	124	13,098
Lululemon Athletica Inc.(a)	41	12,575
Nike Inc., Class B	28	3,721
Ralph Lauren Corp.	182	22,415

		54,477

Thrifts & Mortgage Finance — 0.2%
Rocket Companies Inc., Class A(b)	531	12,261

Tobacco — 0.8%
Altria Group Inc.	180	9,209
Philip Morris International Inc.	438	38,868

		48,077

Trading Companies & Distributors — 0.2%
WW Grainger Inc.	32	12,830

Wireless Telecommunication Services — 0.7%
Telephone and Data Systems Inc.	1,246	28,608
U.S. Cellular Corp.(a)	269	9,813

		38,421

Total Common Stocks — 99.8% (Cost: $4,445,331)		5,645,594

Security	Shares	Value

Short-Term Investments

Money Market Funds — 2.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	162,356	$162,453

Total Short-Term Investments — 2.9% (Cost: $162,453)		162,453

Total Investments in Securities — 102.7% (Cost: $4,607,784)		5,808,047

Other Assets, Less Liabilities — (2.7)%		(151,279)

Net Assets — 100.0%		$5,656,768

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/14/20	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation	)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$162,493	(b)	$—	$(40)	$—		$162,453	162,356	$3,217	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(d)	—		0	(b)	—	—	—		—	—	8		—

						$(40)	$—		$162,453		$3,225		$—

(a)	The Fund commenced operations on April 14, 2020.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held.

For the period ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Swaps	$329

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Blend Style ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps:
Average notional value	$933

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$5,645,594	$—	$—	$5,645,594
Money Market Funds	162,453	—	—	162,453

	$5,808,047	$—	$—	$5,808,047

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments March 31, 2021	iShares® Factors US Growth Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
Lockheed Martin Corp.	38	$14,041
Northrop Grumman Corp.	7	2,266

		16,307

Air Freight & Logistics — 1.0%
Expeditors International of Washington Inc.	240	25,846
United Parcel Service Inc., Class B	150	25,498

		51,344

Automobiles — 1.8%
Tesla Inc.(a)	130	86,831

Biotechnology — 4.6%
AbbVie Inc.	799	86,468
Acceleron Pharma Inc.(a)	123	16,680
Amgen Inc.	276	68,671
Biogen Inc.(a)	32	8,952
Moderna Inc.(a)	123	16,107
Vertex Pharmaceuticals Inc.(a)	128	27,506

		224,384

Building Products — 1.3%
Carrier Global Corp.	413	17,437
Trex Co. Inc.(a)	510	46,685

		64,122

Capital Markets — 3.0%
LPL Financial Holdings Inc.	64	9,098
MSCI Inc.	190	79,663
S&P Global Inc.	140	49,402
Tradeweb Markets Inc., Class A	3	222
Virtu Financial Inc., Class A	175	5,434

		143,819

Chemicals — 1.1%
Scotts Miracle-Gro Co. (The)	217	53,159

Commercial Services & Supplies — 0.0%
Cintas Corp.	3	1,024

Communications Equipment — 1.3%
Lumentum Holdings Inc.(a)	205	18,727
Motorola Solutions Inc.	110	20,685
Ubiquiti Inc.	83	24,759

		64,171

Containers & Packaging — 0.7%
Amcor PLC	2,771	32,365

Distributors — 0.4%
Pool Corp.	55	18,988

Diversified Consumer Services — 0.0%
H&R Block Inc.	18	392

Electric Utilities — 0.1%
NRG Energy Inc.	156	5,886

Electrical Equipment — 0.1%
Array Technologies Inc.(a)	132	3,936

Electronic Equipment, Instruments & Components — 0.5%
Jabil Inc.	88	4,590
Zebra Technologies Corp., Class A(a)	39	18,922

		23,512

Security	Shares	Value

Entertainment — 1.0%
Activision Blizzard Inc.	67	$6,231
Electronic Arts Inc.	140	18,952
Take-Two Interactive Software Inc.(a)	126	22,264

		47,447

Equity Real Estate Investment Trusts (REITs) — 0.1%
Brookfield Property REIT Inc., Class A	431	7,736

Food & Staples Retailing — 4.2%
Albertsons Companies Inc., Class A(b)	5,397	102,921
Costco Wholesale Corp.	85	29,961
Grocery Outlet Holding Corp.(a)	344	12,690
Sprouts Farmers Market Inc.(a)	2,127	56,621

		202,193

Food Products — 0.0%
Campbell Soup Co.	10	503

Health Care Equipment & Supplies — 0.5%
Align Technology Inc.(a)	2	1,083
IDEXX Laboratories Inc.(a)	31	15,169
Quidel Corp.(a)	73	9,339

		25,591

Health Care Providers & Services — 2.8%
Amedisys Inc.(a)	41	10,856
Cardinal Health Inc.	178	10,814
Chemed Corp.	69	31,728
DaVita Inc.(a)	298	32,115
HCA Healthcare Inc.	174	32,771
Molina Healthcare Inc.(a)	70	16,363

		134,647

Health Care Technology — 0.4%
Veeva Systems Inc., Class A(a)	69	18,026

Hotels, Restaurants & Leisure — 1.8%
Booking Holdings Inc.(a)	1	2,330
Domino’s Pizza Inc.	151	55,536
Starbucks Corp.	17	1,857
Yum! Brands Inc.	243	26,288

		86,011

Household Durables — 0.0%
Tempur Sealy International Inc.	11	402

Household Products — 0.8%
Clorox Co. (The)	54	10,415
Procter & Gamble Co. (The)	204	27,628

		38,043

Insurance — 0.8%
Primerica Inc.	250	36,955

Interactive Media & Services — 2.4%
Alphabet Inc., Class A(a)	5	10,313
Alphabet Inc., Class C, NVS(a)	3	6,206
Facebook Inc., Class A(a)	266	78,345
Match Group Inc.(a)	148	20,332

		115,196

Internet & Direct Marketing Retail — 8.8%
Amazon.com Inc.(a)	105	324,878
eBay Inc.	1,112	68,099
Wayfair Inc., Class A(a)	106	33,364

		426,341

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Growth Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services — 3.9%
Akamai Technologies Inc.(a)	80	$8,152
GoDaddy Inc., Class A(a)	112	8,693
Mastercard Inc., Class A	202	71,922
PayPal Holdings Inc.(a)	102	24,770
StoneCo Ltd., Class A(a)	209	12,795
VeriSign Inc.(a)	295	58,634
Visa Inc., Class A	31	6,564
Western Union Co. (The)	22	543

		192,073

Life Sciences Tools & Services — 0.3%
Mettler-Toledo International Inc.(a)	11	12,713

Machinery — 0.8%
Allison Transmission Holdings Inc.	916	37,400

Multiline Retail — 0.2%
Dollar General Corp.	54	10,941

Personal Products — 1.2%
Estee Lauder Companies Inc. (The), Class A	59	17,160
Herbalife Nutrition Ltd.(a)	991	43,961

		61,121

Pharmaceuticals — 4.1%
Bristol-Myers Squibb Co.	127	8,018
Eli Lilly & Co.	350	65,387
Merck & Co. Inc.	1,345	103,686
Royalty Pharma PLC, Class A	460	20,065

		197,156

Professional Services — 3.0%
Booz Allen Hamilton Holding Corp.	1,258	101,307
CACI International Inc., Class A(a)	35	8,633
Dun & Bradstreet Holdings Inc.(a)	1,523	36,262

		146,202

Semiconductors & Semiconductor Equipment — 5.8%
Advanced Micro Devices Inc.(a)	19	1,492
Applied Materials Inc.	152	20,307
Broadcom Inc.	24	11,128
Enphase Energy Inc.(a)	42	6,811
Inphi Corp.(a)	21	3,747
KLA Corp.	45	14,868
Lam Research Corp.	39	23,214
NVIDIA Corp.	94	50,189
QUALCOMM Inc.	513	68,019
Teradyne Inc.	383	46,603
Texas Instruments Inc.	199	37,609

		283,987

Software — 22.8%
Adobe Inc.(a)	91	43,259
Aspen Technology Inc.(a)	387	55,856
Atlassian Corp. PLC, Class A(a)	218	45,946
Autodesk Inc.(a)	1	277
Cadence Design Systems Inc.(a)	404	55,344
Citrix Systems Inc.	449	63,022
Crowdstrike Holdings Inc., Class A(a)	289	52,745
Dropbox Inc., Class A(a)(b)	240	6,398
Dynatrace Inc.(a)	45	2,171
Fair Isaac Corp.(a)	88	42,772
Fortinet Inc.(a)	326	60,121
HubSpot Inc.(a)	41	18,623
Intuit Inc.	105	40,221

Security	Shares	Value

Software (continued)
Manhattan Associates Inc.(a)	287	$33,688
McAfee Corp., Class A	1,349	30,676
Microsoft Corp.	2,072	488,516
NortonLifeLock Inc.	315	6,697
Nutanix Inc., Class A(a)	74	1,966
Oracle Corp.	196	13,753
Palo Alto Networks Inc.(a)	4	1,288
RingCentral Inc., Class A(a)	5	1,489
Slack Technologies Inc., Class A(a)	234	9,508
Synopsys Inc.(a)	26	6,442
Zoom Video Communications Inc., Class A(a)	46	14,779
Zscaler Inc.(a)	70	12,017

		1,107,574

Specialty Retail — 5.2%
AutoZone Inc.(a)	2	2,809
Best Buy Co. Inc.	473	54,305
Home Depot Inc. (The)	199	60,745
Leslie’s Inc.(a)	1,942	47,560
Lowe’s Companies Inc.	192	36,514
O’Reilly Automotive Inc.(a)	10	5,072
Williams-Sonoma Inc.	254	45,517

		252,522

Technology Hardware, Storage & Peripherals — 11.9%
Apple Inc.	4,555	556,393
NetApp Inc.	268	19,476

		575,869

Textiles, Apparel & Luxury Goods — 0.5%
Lululemon Athletica Inc.(a)	63	19,323
Nike Inc., Class B	40	5,315

		24,638

Thrifts & Mortgage Finance — 0.3%
Rocket Companies Inc., Class A(b)	568	13,115

Trading Companies & Distributors — 0.1%
WW Grainger Inc.	8	3,207

Total Common Stocks — 99.9% (Cost: $3,845,999)		4,847,849

Short-Term Investments

Money Market Funds — 2.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	126,959	127,035

Total Short-Term Investments — 2.6% (Cost: $127,035)		127,035

Total Investments in Securities — 102.5% (Cost: $3,973,034)		4,974,884

Other Assets, Less Liabilities — (2.5)%		(123,085)

Net Assets — 100.0%		$4,851,799

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Growth Style ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$146,967	$—		$(20,076	)(a)	$228	$(84)	$127,035	126,959	$3,253	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	—	0	(a)	—		—	—	—	—	1		—

						$228	$(84)	$127,035		$3,254		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$4,847,849	$—	$—	$4,847,849
Money Market Funds	127,035	—	—	127,035

	$4,974,884	$—	$—	$4,974,884

See notes to financial statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® Factors US Mid Blend Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
BWX Technologies Inc.	127	$8,374
Curtiss-Wright Corp.	6	712
Howmet Aerospace Inc.	52	1,671
Teledyne Technologies Inc.(a)	15	6,205
TransDigm Group Inc.(a)	7	4,115

		21,077

Air Freight & Logistics — 0.6%
Expeditors International of Washington Inc.	348	37,476

Airlines — 0.2%
Copa Holdings SA, Class A, NVS	108	8,726
United Airlines Holdings Inc.(a)	67	3,855

		12,581

Auto Components — 0.0%
Gentex Corp.	11	392

Automobiles — 0.2%
Ford Motor Co.(a)	1,212	14,847
Harley-Davidson Inc.	14	561

		15,408

Banks — 1.7%
Associated Banc-Corp.	353	7,533
Bank of Hawaii Corp.	55	4,922
Citizens Financial Group Inc.	390	17,218
Comerica Inc.	169	12,124
Fifth Third Bancorp	137	5,131
First Hawaiian Inc.	176	4,817
Popular Inc.	565	39,731
Regions Financial Corp.	636	13,140

		104,616

Beverages — 0.2%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	8	9,650

Biotechnology — 1.5%
Acceleron Pharma Inc.(a)	112	15,188
Alexion Pharmaceuticals Inc.(a)	155	23,701
Exelixis Inc.(a)	83	1,875
Incyte Corp.(a)	39	3,170
Ionis Pharmaceuticals Inc.(a)	57	2,563
Moderna Inc.(a)	215	28,154
Neurocrine Biosciences Inc.(a)	124	12,059
United Therapeutics Corp.(a)	40	6,691

		93,401

Building Products — 3.0%
Allegion PLC	6	754
Armstrong World Industries Inc.	110	9,910
AZEK Co. Inc. (The)(a)	87	3,658
Carrier Global Corp.	963	40,658
Fortune Brands Home & Security Inc.	75	7,186
Johnson Controls International PLC	62	3,700
Lennox International Inc.	104	32,405
Masco Corp.	415	24,858
Trane Technologies PLC	110	18,212
Trex Co. Inc.(a)(b)	485	44,397

		185,738

Capital Markets — 4.3%
Ameriprise Financial Inc.	225	52,301
Evercore Inc., Class A	529	69,691

Security	Shares	Value

Capital Markets (continued)
Franklin Resources Inc.	179	$5,298
Invesco Ltd.	243	6,129
Lazard Ltd., Class A	860	37,419
LPL Financial Holdings Inc.	130	18,481
MSCI Inc.	75	31,446
Raymond James Financial Inc.	74	9,069
State Street Corp.	331	27,807
Tradeweb Markets Inc., Class A	72	5,328

		262,969

Chemicals — 1.4%
Axalta Coating Systems Ltd.(a)	81	2,396
Cabot Corp.	214	11,222
Celanese Corp.	45	6,741
CF Industries Holdings Inc.	129	5,854
Chemours Co. (The)	206	5,749
FMC Corp.	84	9,291
Huntsman Corp.	38	1,096
NewMarket Corp.	4	1,521
PPG Industries Inc.	29	4,358
Scotts Miracle-Gro Co. (The)	149	36,500
Valvoline Inc.	122	3,181

		87,909

Commercial Services & Supplies — 0.7%
ADT Inc.	406	3,427
Cintas Corp.	65	22,185
Clean Harbors Inc.(a)	34	2,858
IAA Inc.(a)	184	10,146
Republic Services Inc.	44	4,371

		42,987

Communications Equipment — 2.1%
Arista Networks Inc.(a)	27	8,151
Ciena Corp.(a)	362	19,809
EchoStar Corp., Class A(a)	159	3,816
F5 Networks Inc.(a)	65	13,560
Juniper Networks Inc.	107	2,710
Lumentum Holdings Inc.(a)(b)	144	13,155
Motorola Solutions Inc.	244	45,884
Ubiquiti Inc.	64	19,091

		126,176

Construction & Engineering — 0.1%
Quanta Services Inc.	54	4,751

Consumer Finance — 2.6%
Ally Financial Inc.	1,180	53,348
Discover Financial Services	262	24,887
OneMain Holdings Inc.	593	31,856
Santander Consumer USA Holdings Inc.	226	6,115
Synchrony Financial	963	39,156

		155,362

Containers & Packaging — 1.8%
Amcor PLC	3,861	45,096
Avery Dennison Corp.	127	23,324
Graphic Packaging Holding Co.	174	3,160
International Paper Co.	55	2,974
Sealed Air Corp.	401	18,374
Silgan Holdings Inc.	211	8,868
Sonoco Products Co.	87	5,507

		107,303

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Mid Blend Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Distributors — 0.5%
Pool Corp.	89	$30,726

Diversified Consumer Services — 0.3%
H&R Block Inc.	759	16,546

Diversified Financial Services — 1.2%
Equitable Holdings Inc.	891	29,064
Jefferies Financial Group Inc.	1,555	46,806

		75,870

Diversified Telecommunication Services — 0.3%
Lumen Technologies Inc.	1,204	16,073

Electric Utilities — 2.5%
Alliant Energy Corp.	70	3,791
Entergy Corp.	419	41,678
FirstEnergy Corp.	627	21,751
Hawaiian Electric Industries Inc.	120	5,332
IDACORP Inc.	188	18,794
NRG Energy Inc.	769	29,014
OGE Energy Corp.	233	7,540
Pinnacle West Capital Corp.	242	19,687
PPL Corp.	56	1,615
Xcel Energy Inc.	14	931

		150,133

Electrical Equipment — 1.4%
Array Technologies Inc.(a)	435	12,972
Generac Holdings Inc.(a)	28	9,169
GrafTech International Ltd.	1,633	19,971
nVent Electric PLC	685	19,118
Rockwell Automation Inc.	90	23,890

		85,120

Electronic Equipment, Instruments & Components — 2.7%
Arrow Electronics Inc.(a)	7	776
Avnet Inc.	235	9,755
CDW Corp./DE	192	31,824
Jabil Inc.	371	19,351
Keysight Technologies Inc.(a)	165	23,661
SYNNEX Corp.	70	8,039
Vontier Corp.(a)	1,201	36,354
Zebra Technologies Corp., Class A(a)	66	32,022

		161,782

Entertainment — 0.8%
Liberty Media Corp.-Liberty Formula One, Class A(a)	101	3,860
Lions Gate Entertainment Corp., Class A(a)(b)	166	2,482
Lions Gate Entertainment Corp., Class B, NVS(a)	307	3,960
Roku Inc.(a)	1	326
Spotify Technology SA(a)	36	9,646
Take-Two Interactive Software Inc.(a)	93	16,433
Zynga Inc., Class A(a)	1,216	12,416

		49,123

Equity Real Estate Investment Trusts (REITs) — 6.6%
Apartment Investment & Management Co., Class A	4,114	25,260
Apple Hospitality REIT Inc.	371	5,405
Boston Properties Inc.	95	9,620
Brandywine Realty Trust	2,123	27,408
Brixmor Property Group Inc.	1,659	33,562
Brookfield Property REIT Inc., Class A	1,179	21,163
Duke Realty Corp.	220	9,225
Equity Commonwealth	1,386	38,531
Equity Residential	417	29,870

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
First Industrial Realty Trust Inc.	229	$10,486
Gaming and Leisure Properties Inc.	250	10,607
Healthpeak Properties Inc.	13	413
Highwoods Properties Inc.	357	15,330
Host Hotels & Resorts Inc.	308	5,190
Kimco Realty Corp.	1,336	25,050
Lamar Advertising Co., Class A	36	3,381
Outfront Media Inc.	203	4,431
Paramount Group Inc.	2,717	27,523
SL Green Realty Corp.	392	27,436
Spirit Realty Capital Inc.	155	6,587
Ventas Inc.	56	2,987
VEREIT Inc.	877	33,870
Weingarten Realty Investors	1,018	27,394

		400,729

Food & Staples Retailing — 2.8%
Albertsons Companies Inc., Class A	3,604	68,728
Casey’s General Stores Inc.	6	1,297
Grocery Outlet Holding Corp.(a)	586	21,618
Kroger Co. (The)	1,128	40,597
Sprouts Farmers Market Inc.(a)	1,215	32,343
U.S. Foods Holding Corp.(a)	170	6,480

		171,063

Food Products — 1.1%
Campbell Soup Co.	363	18,248
Conagra Brands Inc.	130	4,888
Flowers Foods Inc.	993	23,633
Hershey Co. (The)	111	17,556

		64,325

Gas Utilities — 0.2%
Atmos Energy Corp.	17	1,681
National Fuel Gas Co.	178	8,898

		10,579

Health Care Equipment & Supplies — 2.5%
Align Technology Inc.(a)	55	29,784
Haemonetics Corp.(a)(b)	14	1,554
Hill-Rom Holdings Inc.	4	442
Hologic Inc.(a)	303	22,537
IDEXX Laboratories Inc.(a)	71	34,741
Insulet Corp.(a)	52	13,568
Masimo Corp.(a)	7	1,608
Novocure Ltd.(a)	83	10,971
Quidel Corp.(a)(b)	106	13,560
ResMed Inc.	31	6,014
STERIS PLC	66	12,572
Teleflex Inc.	6	2,493
West Pharmaceutical Services Inc.	1	282

		150,126

Health Care Providers & Services — 3.4%
Amedisys Inc.(a)	51	13,504
Cardinal Health Inc.	327	19,865
Chemed Corp.	60	27,589
DaVita Inc.(a)	244	26,296
Encompass Health Corp.	198	16,216
Guardant Health Inc.(a)(b)	25	3,816
Henry Schein Inc.(a)	65	4,501
Laboratory Corp. of America Holdings(a)	4	1,020
McKesson Corp.	178	34,717
Molina Healthcare Inc.(a)	147	34,363

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Mid Blend Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Quest Diagnostics Inc.	131	$16,813
Universal Health Services Inc., Class B	84	11,205

		209,905

Health Care Technology — 0.4%
Teladoc Health Inc.(a)	22	3,998
Veeva Systems Inc., Class A(a)	86	22,467

		26,465

Hotels, Restaurants & Leisure — 1.7%
Chipotle Mexican Grill Inc.(a)	2	2,842
Darden Restaurants Inc.	35	4,970
Domino’s Pizza Inc.	95	34,940
Expedia Group Inc.	26	4,475
Extended Stay America Inc.	52	1,027
Hilton Worldwide Holdings Inc.	89	10,762
Planet Fitness Inc., Class A(a)	86	6,648
Travel + Leisure Co.	194	11,865
Wendy’s Co. (The)	351	7,111
Yum China Holdings Inc.	335	19,835

		104,475

Household Durables — 1.4%
DR Horton Inc.	46	4,100
Garmin Ltd.	148	19,514
Leggett & Platt Inc.	8	365
Newell Brands Inc.	316	8,462
NVR Inc.(a)	1	4,711
PulteGroup Inc.	502	26,325
Tempur Sealy International Inc.	456	16,671
Whirlpool Corp.	35	7,712

		87,860

Household Products — 0.5%
Church & Dwight Co. Inc.	28	2,446
Clorox Co. (The)	103	19,867
Spectrum Brands Holdings Inc.	64	5,440

		27,753

Independent Power and Renewable Electricity Producers — 0.8%
AES Corp. (The)	412	11,046
Vistra Corp.	2,149	37,994

		49,040

Insurance — 4.6%
American Financial Group Inc./OH	240	27,384
American National Group Inc.	25	2,697
Assurant Inc.	43	6,096
Assured Guaranty Ltd.	150	6,342
Athene Holding Ltd., Class A(a)	229	11,542
Brighthouse Financial Inc.(a)	624	27,612
Fidelity National Financial Inc.	392	15,939
First American Financial Corp.	236	13,369
Globe Life Inc.	86	8,310
Hanover Insurance Group Inc. (The)	156	20,196
Hartford Financial Services Group Inc. (The)	318	21,239
Mercury General Corp.	67	4,074
Primerica Inc.	238	35,181
Principal Financial Group Inc.	638	38,255
Unum Group	664	18,479
White Mountains Insurance Group Ltd.	21	23,413

		280,128

Interactive Media & Services — 0.7%
Match Group Inc.(a)	203	27,888

Security	Shares	Value

Interactive Media & Services (continued)
Pinterest Inc., Class A(a)	93	$6,885
Twitter Inc.(a)	108	6,872

		41,645

Internet & Direct Marketing Retail — 0.8%
Etsy Inc.(a)(b)	85	17,142
Qurate Retail Inc., Series A	607	7,138
Wayfair Inc., Class A(a)(b)	82	25,810

		50,090

IT Services — 3.4%
Akamai Technologies Inc.(a)	70	7,133
Amdocs Ltd.	161	11,294
Concentrix Corp.(a)	172	25,752
Euronet Worldwide Inc.(a)	47	6,500
FleetCor Technologies Inc.(a)	3	806
Genpact Ltd.	72	3,083
GoDaddy Inc., Class A(a)	149	11,565
MongoDB Inc.(a)	35	9,360
Okta Inc.(a)	92	20,280
Paychex Inc.	211	20,682
StoneCo Ltd., Class A(a)	314	19,223
Twilio Inc., Class A(a)	13	4,430
VeriSign Inc.(a)	227	45,119
Western Union Co. (The)	802	19,777

		205,004

Leisure Products — 0.7%
Brunswick Corp./DE	88	8,393
Peloton Interactive Inc., Class A(a)	171	19,227
Polaris Inc.	109	14,551

		42,171

Life Sciences Tools & Services — 1.9%
Agilent Technologies Inc.	159	20,215
Avantor Inc.(a)	455	13,163
Bruker Corp.	231	14,849
Charles River Laboratories International Inc.(a)	24	6,956
IQVIA Holdings Inc.(a)	47	9,078
Mettler-Toledo International Inc.(a)	19	21,958
PerkinElmer Inc.	7	898
PPD Inc.(a)	200	7,568
PRA Health Sciences Inc.(a)	56	8,587
Repligen Corp.(a)	18	3,499
Syneos Health Inc.(a)	53	4,020
Waters Corp.(a)	13	3,694

		114,485

Machinery — 4.0%
AGCO Corp.	132	18,962
Allison Transmission Holdings Inc.	1,025	41,851
Crane Co.	78	7,325
Dover Corp.	161	22,078
Oshkosh Corp.	74	8,781
Otis Worldwide Corp.	1,649	112,874
Parker-Hannifin Corp.	6	1,892
Pentair PLC	274	17,076
Toro Co. (The)	95	9,798

		240,637

Media — 1.3%
Altice USA Inc., Class A(a)	74	2,407
Discovery Inc., Class A(a)(b)	177	7,692
Discovery Inc., Class C, NVS(a)	112	4,132

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Mid Blend Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Fox Corp., Class A, NVS	371	$13,397
Interpublic Group of Companies Inc. (The)	172	5,022
New York Times Co. (The), Class A	99	5,011
News Corp., Class A, NVS	418	10,630
News Corp., Class B	465	10,909
Omnicom Group Inc.	188	13,940
Sirius XM Holdings Inc.	1,440	8,770

		81,910

Metals & Mining — 1.1%
Freeport-McMoRan Inc.(a)	46	1,515
Reliance Steel & Aluminum Co.	290	44,164
Royal Gold Inc.	87	9,363
Steel Dynamics Inc.	274	13,908

		68,950

Mortgage Real Estate Investment — 0.1%
AGNC Investment Corp.	317	5,313

Multi-Utilities — 1.4%
Ameren Corp.	302	24,571
CenterPoint Energy Inc.	194	4,394
CMS Energy Corp.	45	2,755
DTE Energy Co.	227	30,223
MDU Resources Group Inc.	353	11,158
NiSource Inc.	42	1,012
Public Service Enterprise Group Inc.	118	7,105
WEC Energy Group Inc.	49	4,586

		85,804

Multiline Retail — 0.4%
Kohl’s Corp.	269	16,035
Nordstrom Inc.	247	9,354

		25,389

Oil, Gas & Consumable Fuels — 1.3%
Antero Midstream Corp.	1,112	10,041
APA Corp.	596	10,668
Cimarex Energy Co.	20	1,188
Devon Energy Corp.	1,423	31,093
HollyFrontier Corp.	25	895
Marathon Oil Corp.	1,884	20,121
Murphy Oil Corp.	414	6,794
Occidental Petroleum Corp.	18	479

		81,279

Personal Products — 0.8%
Herbalife Nutrition Ltd.(a)	587	26,039
Nu Skin Enterprises Inc., Class A	420	22,214

		48,253

Pharmaceuticals — 0.6%
Horizon Therapeutics PLC(a)	187	17,211
Jazz Pharmaceuticals PLC(a)	34	5,589
Royalty Pharma PLC, Class A	281	12,257

		35,057

Professional Services — 3.2%
Booz Allen Hamilton Holding Corp.	741	59,673
CACI International Inc., Class A(a)(b)	49	12,086
CoreLogic Inc.	4	317
Dun & Bradstreet Holdings Inc.(a)	875	20,834
FTI Consulting Inc.(a)	203	28,442
Leidos Holdings Inc.	112	10,784
ManpowerGroup Inc.	121	11,967

Security	Shares	Value

Professional Services (continued)
Nielsen Holdings PLC	189	$4,753
Robert Half International Inc.	389	30,369
Science Applications International Corp.	76	6,353
TransUnion	85	7,650

		193,228

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	48	3,797

Road & Rail — 0.3%
Landstar System Inc.	23	3,797
Old Dominion Freight Line Inc.	20	4,808
Schneider National Inc., Class B	288	7,191

		15,796

Semiconductors & Semiconductor Equipment — 2.9%
Cirrus Logic Inc.(a)	172	14,584
Enphase Energy Inc.(a)	116	18,810
Entegris Inc.	30	3,354
Inphi Corp.(a)	141	25,156
KLA Corp.	107	35,353
Maxim Integrated Products Inc.	208	19,005
Microchip Technology Inc.	3	466
Qorvo Inc.(a)	143	26,126
Teradyne Inc.	258	31,393
Universal Display Corp.	9	2,131

		176,378

Software — 8.0%
Alteryx Inc., Class A(a)	12	996
Anaplan Inc.(a)	154	8,293
Aspen Technology Inc.(a)	226	32,619
Avalara Inc.(a)	85	11,342
Cadence Design Systems Inc.(a)	345	47,262
CDK Global Inc.	177	9,569
Citrix Systems Inc.	221	31,020
Cloudflare Inc., Class A(a)	57	4,005
Coupa Software Inc.(a)	16	4,072
Crowdstrike Holdings Inc., Class A(a)	229	41,795
Datadog Inc., Class A(a)	90	7,501
Dropbox Inc., Class A(a)	702	18,715
Dynatrace Inc.(a)	322	15,533
Everbridge Inc.(a)	34	4,120
Fair Isaac Corp.(a)	65	31,593
FireEye Inc.(a)	283	5,538
Fortinet Inc.(a)(b)	230	42,417
HubSpot Inc.(a)	45	20,439
Manhattan Associates Inc.(a)	225	26,410
McAfee Corp., Class A	573	13,030
Nuance Communications Inc.(a)	82	3,578
Nutanix Inc., Class A(a)	210	5,578
Palo Alto Networks Inc.(a)	54	17,391
RingCentral Inc., Class A(a)	40	11,915
Slack Technologies Inc., Class A(a)	353	14,342
Smartsheet Inc., Class A(a)	131	8,373
Splunk Inc.(a)	25	3,387
Synopsys Inc.(a)	87	21,557
Teradata Corp.(a)	106	4,085
Trade Desk Inc. (The), Class A(a)	1	652
Zscaler Inc.(a)	96	16,480

		483,607

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Mid Blend Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail — 5.4%
AutoNation Inc.(a)	171	$15,940
AutoZone Inc.(a)	29	40,725
Best Buy Co. Inc.	397	45,579
Burlington Stores Inc.(a)	69	20,617
Dick’s Sporting Goods Inc.	333	25,358
Foot Locker Inc.	364	20,475
Gap Inc. (The)(a)	283	8,428
L Brands Inc.	170	10,516
Leslie’s Inc.(a)	1,330	32,572
O’Reilly Automotive Inc.(a)	73	37,029
Penske Automotive Group Inc.	53	4,253
Tractor Supply Co.	109	19,302
Williams-Sonoma Inc.	269	48,205

		328,999

Technology Hardware, Storage & Peripherals — 1.8%
Hewlett Packard Enterprise Co.	2,348	36,958
HP Inc.	967	30,702
NCR Corp.(a)	88	3,340
NetApp Inc.	272	19,766
Pure Storage Inc., Class A(a)	112	2,412
Xerox Holdings Corp.	787	19,101

		112,279

Textiles, Apparel & Luxury Goods — 1.7%
Carter’s Inc.	147	13,073
Columbia Sportswear Co.	188	19,858
Lululemon Athletica Inc.(a)(b)	93	28,524
PVH Corp.	26	2,748
Ralph Lauren Corp.	287	35,347
Tapestry Inc.	52	2,143

		101,693

Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp.	270	3,740

Trading Companies & Distributors — 0.8%
Fastenal Co.	122	6,134

Security	Shares	Value

Trading Companies & Distributors (continued)
MSC Industrial Direct Co. Inc., Class A	75	$6,764
United Rentals Inc.(a)	31	10,209
WW Grainger Inc.	60	24,056

		47,163

Wireless Telecommunication Services — 0.5%
Telephone and Data Systems Inc.	1,098	25,210
U.S. Cellular Corp.(a)	139	5,071

		30,281

Total Common Stocks — 99.7% (Cost: $4,451,904)		6,058,565

Short-Term Investments

Money Market Funds — 3.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	199,163	199,282
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	10,000	10,000

		209,282

Total Short-Term Investments — 3.4% (Cost: $209,282)		209,282

Total Investments in Securities — 103.1% (Cost: $4,661,186)		6,267,847

Other Assets, Less Liabilities — (3.1)%		(189,983)

Net Assets — 100.0%		$6,077,864

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/14/20	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation	)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$199,374	(b)	$—	$(92)	$—		$199,282	199,163	$1,823	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		10,000	(b)	—	—	—		10,000	10,000	16		—

						$(92)	$—		$209,282		$1,839		$—

(a)	The Fund commenced operations on April 14, 2020.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Mid Blend Style ETF

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs & Co.(b)	02/27/23	$12,376	$(527	)(c)	$11,791	0.2%

					$(527)		$11,791

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $58 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

(b)
Range:	20 basis points
Benchmarks:	USD - 1M US Dollar LIBOR BBA

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® Factors US Mid Blend Style ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of March 31, 2021 expiration date 02/27/23.

	Shares	Value	% of Basket Value

Reference Entity — Long

Insurance
Assured Guaranty Ltd.	276	$11,669	99.0%
Fidelity National Financial Inc.	3	122	1.0

Net Value of Reference Entity — Goldman Sachs & Co.		$11,791

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Total Return Swaps	$—	$—	$—	$(527)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$527

For the period ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Swaps	$4,724

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$(527)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps:
Average notional value	$9,284

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Swaps - OTC(a)	$—	$527

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	527
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	—	527

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Mid Blend Style ETF

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Liabilities Subject to an MNA by	Derivatives Available	Net Amount of Derivative
Counterparty	Counterparty	for Offset	Liabilities	(a)

Goldman Sachs & Co.	$527	$—	$527

(a)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$6,058,565	$—	$—	$6,058,565
Money Market Funds	209,282	—	—	209,282

	$6,267,847	$—	$—	$6,267,847

Derivative financial instruments(a)
Liabilities
Swaps	$—	$(527)	$—	$(527)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® Factors US Small Blend Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.4%
AAR Corp.	39	$1,624
Aerojet Rocketdyne Holdings Inc.	174	8,171
Aerovironment Inc.(a)	35	4,062
Ducommun Inc.(a)	143	8,580
Maxar Technologies Inc.	92	3,480

		25,917

Air Freight & Logistics — 0.4%
Air Transport Services Group Inc.(a)	269	7,871
Atlas Air Worldwide Holdings Inc.(a)	152	9,187
Forward Air Corp.	31	2,753
Hub Group Inc., Class A(a)	98	6,593

		26,404

Airlines — 0.1%
SkyWest Inc.	164	8,935

Auto Components — 0.2%
Adient PLC(a)	19	840
Dana Inc.	49	1,192
Modine Manufacturing Co.(a)	152	2,245
Visteon Corp.(a)	10	1,220
XPEL Inc.(a)	168	8,724

		14,221

Banks — 5.0%
1st Source Corp.	241	11,467
BancFirst Corp.	220	15,552
Bank of NT Butterfield & Son Ltd. (The)	79	3,019
BankUnited Inc.	312	13,712
Brookline Bancorp. Inc.	169	2,535
Cathay General Bancorp	480	19,574
Central Pacific Financial Corp.	602	16,061
CIT Group Inc.	359	18,492
City Holding Co.	121	9,895
Community Trust Bancorp. Inc.	232	10,215
Eastern Bankshares Inc.	2,095	40,413
First BanCorp./Puerto Rico	1,004	11,305
First Commonwealth Financial Corp.	517	7,429
First Financial Bankshares Inc.	230	10,748
First Financial Corp./IN	176	7,922
Flushing Financial Corp.	391	8,301
Fulton Financial Corp.	55	937
Great Southern Bancorp. Inc.	248	14,054
Hancock Whitney Corp.	139	5,839
Independent Bank Corp./MI	381	9,007
International Bancshares Corp.	133	6,174
Investors Bancorp. Inc.	746	10,959
Lakeland Financial Corp.	40	2,768
Metropolitan Bank Holding Corp.(a)	10	504
National Bank Holdings Corp., Class A	276	10,952
NBT Bancorp. Inc.	358	14,284
OFG Bancorp	870	19,679
Park National Corp.	48	6,206
Preferred Bank/Los Angeles CA	74	4,712
Silvergate Capital Corp., Class A(a)	32	4,549
Stock Yards Bancorp. Inc.	161	8,221
Texas Capital Bancshares Inc.(a)	35	2,482
Tompkins Financial Corp.	47	3,887
Trustmark Corp.	195	6,564
Washington Trust Bancorp. Inc.	168	8,674

Security	Shares	Value

Banks (continued)
Westamerica Bancorp	75	$4,709

		351,801

Beverages — 0.3%
Celsius Holdings Inc.(a)	134	6,439
Coca-Cola Consolidated Inc.	19	5,487
National Beverage Corp.(b)	87	4,255
Primo Water Corp.	168	2,731

		18,912

Biotechnology — 7.9%
Affimed NV(a)	539	4,264
Agenus Inc.(a)	1,457	3,963
Amicus Therapeutics Inc.(a)	157	1,551
AnaptysBio Inc.(a)	174	3,750
Anavex Life Sciences Corp.(a)	253	3,782
Anika Therapeutics Inc.(a)	31	1,264
Annexon Inc.(a)	106	2,951
Apellis Pharmaceuticals Inc.(a)	114	4,892
Applied Molecular Transport Inc.(a)	25	1,100
Arcturus Therapeutics Holdings Inc.(a)	147	6,071
Arcus Biosciences Inc.(a)	115	3,229
Arena Pharmaceuticals Inc.(a)	24	1,665
Arrowhead Pharmaceuticals Inc.(a)	279	18,501
Athersys Inc.(a)	1,522	2,740
Beam Therapeutics Inc.(a)(b)	23	1,841
BioCryst Pharmaceuticals Inc.(a)	635	6,458
Biohaven Pharmaceutical Holding Co. Ltd.(a)	62	4,238
Bioxcel Therapeutics Inc.(a)	191	8,244
Black Diamond Therapeutics Inc.(a)	203	4,925
Blueprint Medicines Corp.(a)	160	15,557
BrainStorm Cell Therapeutics Inc.(a)	382	1,463
Bridgebio Pharma Inc.(a)	82	5,051
CareDx Inc.(a)(b)	65	4,426
Catalyst Pharmaceuticals Inc.(a)	1,396	6,436
ChemoCentryx Inc.(a)	218	11,170
Chimerix Inc.(a)	281	2,709
Coherus Biosciences Inc.(a)	471	6,881
Corbus Pharmaceuticals Holdings Inc.(a)	875	1,724
Cue Biopharma Inc.(a)	512	6,246
Cytokinetics Inc.(a)	488	11,351
CytomX Therapeutics Inc.(a)	494	3,819
Deciphera Pharmaceuticals Inc.(a)	21	942
Denali Therapeutics Inc.(a)	254	14,503
Dermtech Inc.(a)(b)	86	4,368
Dicerna Pharmaceuticals Inc.(a)(b)	419	10,714
Eagle Pharmaceuticals Inc./DE(a)	98	4,091
Editas Medicine Inc.(a)(b)	290	12,180
Emergent BioSolutions Inc.(a)	130	12,078
Enanta Pharmaceuticals Inc.(a)	70	3,452
Esperion Therapeutics Inc.(a)(b)	274	7,686
Fate Therapeutics Inc.(a)	169	13,934
FibroGen Inc.(a)	188	6,525
Frequency Therapeutics Inc.(a)	26	247
G1 Therapeutics Inc.(a)	47	1,131
Geron Corp.(a)	438	692
Halozyme Therapeutics Inc.(a)	590	24,597
Harpoon Therapeutics Inc.(a)	143	2,992
iBio Inc.(a)	1,662	2,559
ImmunityBio Inc.(a)(b)	68	1,614
ImmunoGen Inc.(a)	181	1,466

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Small Blend Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Immunome Inc.(a)	40	$1,355
Inovio Pharmaceuticals Inc.(a)(b)	372	3,452
Insmed Inc.(a)	53	1,805
Intellia Therapeutics Inc.(a)	16	1,284
Intercept Pharmaceuticals Inc.(a)	145	3,347
Ironwood Pharmaceuticals Inc.(a)	1,128	12,611
iTeos Therapeutics Inc.(a)	33	1,128
IVERIC bio Inc.(a)	146	902
Karuna Therapeutics Inc.(a)(b)	21	2,525
Karyopharm Therapeutics Inc.(a)	184	1,936
Kodiak Sciences Inc.(a)(b)	11	1,247
Ligand Pharmaceuticals Inc.(a)(b)	38	5,793
Minerva Neurosciences Inc.(a)	587	1,714
Mirati Therapeutics Inc.(a)	86	14,732
Natera Inc.(a)	227	23,050
Neoleukin Therapeutics Inc.(a)	235	2,893
NeuBase Therapeutics Inc.(a)	767	5,668
Nkarta Inc.(a)	35	1,152
Novavax Inc.(a)	133	24,114
Organogenesis Holdings Inc., Class A(a)	624	11,369
Pandion Therapeutics Inc.(a)	12	721
Passage Bio Inc.(a)	82	1,433
PDL BioPharma Inc.(a)(c)	479	1,183
Pfenex Inc.(a)(c)	108	81
PMV Pharmaceuticals Inc.(a)	41	1,348
PTC Therapeutics Inc.(a)	27	1,278
Puma Biotechnology Inc.(a)	436	4,238
Radius Health Inc.(a)	473	9,867
REGENXBIO Inc.(a)	216	7,368
Relay Therapeutics Inc.(a)	148	5,116
Rigel Pharmaceuticals Inc.(a)	1,771	6,057
Rocket Pharmaceuticals Inc.(a)	10	444
Sangamo Therapeutics Inc.(a)	278	3,483
Seres Therapeutics Inc.(a)	344	7,083
Shattuck Labs Inc.(a)	33	965
Syndax Pharmaceuticals Inc.(a)	89	1,990
Syros Pharmaceuticals Inc.(a)	176	1,316
Taysha Gene Therapies Inc.(a)	111	2,253
TCR2 Therapeutics Inc.(a)	37	817
TG Therapeutics Inc.(a)	314	15,135
Travere Therapeutics Inc.(a)	312	7,791
Twist Bioscience Corp.(a)	33	4,087
Tyme Technologies Inc.(a)	3,882	6,910
Ultragenyx Pharmaceutical Inc.(a)	115	13,094
Vanda Pharmaceuticals Inc.(a)	397	5,963
Vaxcyte Inc.(a)	233	4,602
Veracyte Inc.(a)	69	3,709
Vericel Corp.(a)(b)	166	9,221
Vir Biotechnology Inc.(a)	45	2,307
Xencor Inc.(a)	287	12,358

		552,328

Building Products — 2.3%
Advanced Drainage Systems Inc.	97	10,029
Alpha Pro Tech Ltd.(a)(b)	562	5,485
Builders FirstSource Inc.(a)	781	36,215
CSW Industrials Inc.	115	15,525
Gibraltar Industries Inc.(a)	176	16,106
Griffon Corp.	238	6,466
Masonite International Corp.(a)	52	5,992
Quanex Building Products Corp.	747	19,594

Security	Shares	Value

Building Products (continued)
Resideo Technologies Inc.(a)	131	$3,701
Simpson Manufacturing Co. Inc.	158	16,389
UFP Industries Inc.	307	23,283

		158,785

Capital Markets — 4.8%
Artisan Partners Asset Management Inc., Class A	452	23,581
Assetmark Financial Holdings Inc.(a)	396	9,243
B. Riley Financial Inc.	189	10,656
BrightSphere Investment Group Inc.	1,149	23,417
Cohen & Steers Inc.	314	20,514
Cowen Inc., Class A	154	5,413
Diamond Hill Investment Group Inc.	81	12,637
Donnelley Financial Solutions Inc.(a)	109	3,033
Federated Hermes Inc.	874	27,356
Greenhill & Co. Inc.	587	9,674
Houlihan Lokey Inc.	305	20,286
Moelis & Co., Class A	314	17,232
Oppenheimer Holdings Inc., Class A, NVS	332	13,297
Piper Sandler Cos	370	40,570
PJT Partners Inc., Class A	323	21,851
Sculptor Capital Management Inc.	1,138	24,899
StepStone Group Inc., Class A	380	13,403
Stifel Financial Corp.	335	21,460
Virtus Investment Partners Inc.	7	1,648
Waddell & Reed Financial Inc., Class A	828	20,741

		340,911

Chemicals — 0.8%
Avient Corp.	122	5,767
FutureFuel Corp.	43	625
Hawkins Inc.	279	9,352
Ingevity Corp.(a)	81	6,118
Innospec Inc.	52	5,340
Koppers Holdings Inc.(a)	313	10,880
Kraton Corp.(a)	23	841
Tredegar Corp.	461	6,920
Trinseo SA	45	2,865
Tronox Holdings PLC, Class A	384	7,027

		55,735

Commercial Services & Supplies — 2.6%
ACCO Brands Corp.	898	7,579
Brady Corp., Class A, NVS	400	21,380
Brink’s Co. (The)	64	5,071
Cimpress PLC(a)	107	10,714
CoreCivic Inc.	1,224	11,077
Covanta Holding Corp.	469	6,500
Deluxe Corp.	423	17,749
Ennis Inc.	760	16,226
Harsco Corp.(a)	178	3,053
Herman Miller Inc.	266	10,946
HNI Corp.	67	2,651
Interface Inc.	340	4,243
Kimball International Inc., Class B	625	8,750
Knoll Inc.	141	2,328
Montrose Environmental Group Inc.(a)	481	24,141
Pitney Bowes Inc.	481	3,963
SP Plus Corp.(a)	60	1,967
Steelcase Inc., Class A	587	8,447
Tetra Tech Inc.	123	16,694

		183,479

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Small Blend Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment — 1.0%
ADTRAN Inc.	174	$2,902
Calix Inc.(a)	290	10,051
Cambium Networks Corp.(a)(b)	135	6,307
Extreme Networks Inc.(a)	976	8,540
Harmonic Inc.(a)	875	6,860
Inseego Corp.(a)(b)	67	670
NetScout Systems Inc.(a)	319	8,983
PCTEL Inc.	1,682	11,690
Viavi Solutions Inc.(a)	888	13,942

		69,945

Construction & Engineering — 1.5%
API Group Corp.(a)(d)	227	4,694
Arcosa Inc.	217	14,125
Comfort Systems USA Inc.	168	12,561
EMCOR Group Inc.	264	29,610
Great Lakes Dredge & Dock Corp.(a)	745	10,862
HC2 Holdings Inc.(a)	1,588	6,257
IES Holdings Inc.(a)	145	7,310
MasTec Inc.(a)	172	16,116
MYR Group Inc.(a)	47	3,369

		104,904

Construction Materials — 0.1%
Forterra Inc.(a)	232	5,394

Consumer Finance — 1.7%
Encore Capital Group Inc.(a)	245	9,856
Enova International Inc.(a)	517	18,343
Green Dot Corp., Class A(a)	197	9,021
LendingClub Corp.(a)	195	3,222
Navient Corp.	4,342	62,134
Nelnet Inc., Class A	134	9,747
PROG Holdings Inc.	165	7,143

		119,466

Containers & Packaging — 0.6%
Greif Inc., Class A, NVS	107	6,099
Myers Industries Inc.	963	19,029
O-I Glass Inc.	181	2,668
Pactiv Evergreen Inc.	896	12,311

		40,107

Distributors — 0.1%
Core-Mark Holding Co. Inc.	152	5,881

Diversified Consumer Services — 0.5%
American Public Education Inc.(a)	161	5,736
Houghton Mifflin Harcourt Co.(a)(b)	106	808
Perdoceo Education Corp.(a)	1,819	21,755
Strategic Education Inc.	28	2,574
Stride Inc.(a)	74	2,228
WW International Inc.(a)(b)	68	2,127

		35,228

Diversified Financial Services — 0.3%
A-Mark Precious Metals Inc.	232	8,352
Banco Latinoamericano de Comercio Exterior SA, Class E	616	9,320
Cannae Holdings Inc.(a)	42	1,664

		19,336

Diversified Telecommunication Services — 0.6%
Alaska Communications Systems Group Inc.	3,508	11,401
Cogent Communications Holdings Inc.	124	8,526
Consolidated Communications Holdings Inc.(a)	1,193	8,590

Security	Shares	Value

Diversified Telecommunication Services (continued)
IDT Corp., Class B(a)	386	$8,747
Liberty Latin America Ltd., Class A(a)	310	3,977
Vonage Holdings Corp.(a)	266	3,144

		44,385

Electric Utilities — 0.4%
MGE Energy Inc.	29	2,071
PNM Resources Inc.	325	15,941
Portland General Electric Co.	58	2,753
Spark Energy Inc., Class A	910	9,719

		30,484

Electrical Equipment — 1.1%
American Superconductor Corp.(a)	75	1,422
Atkore Inc.(a)	229	16,465
FuelCell Energy Inc.(a)	94	1,354
Orion Energy Systems Inc.(a)	1,730	12,041
Plug Power Inc.(a)	696	24,945
Powell Industries Inc.	332	11,245
Sunrun Inc.(a)	101	6,108
Vicor Corp.(a)	35	2,976

		76,556

Electronic Equipment, Instruments & Components — 1.3%
ePlus Inc.(a)	12	1,196
II-VI Inc.(a)	65	4,444
Insight Enterprises Inc.(a)	190	18,130
Intellicheck Inc.(a)	94	788
Iteris Inc.(a)	378	2,332
Itron Inc.(a)	47	4,167
Knowles Corp.(a)	169	3,535
Luna Innovations Inc.(a)	1,170	12,320
Napco Security Technologies Inc.(a)	46	1,602
Novanta Inc.(a)	38	5,012
OSI Systems Inc.(a)	112	10,763
Sanmina Corp.(a)	340	14,069
TTM Technologies Inc.(a)(b)	228	3,306
Vishay Intertechnology Inc.	327	7,874
Vishay Precision Group Inc.(a)	115	3,543

		93,081

Energy Equipment & Services — 0.5%
Archrock Inc.	813	7,715
Aspen Aerogels Inc.(a)	169	3,437
Cactus Inc., Class A	52	1,592
DMC Global Inc.	75	4,070
Helix Energy Solutions Group Inc.(a)	703	3,550
Nabors Industries Ltd.	28	2,617
Patterson-UTI Energy Inc.	1,158	8,257
Transocean Ltd.(a)	2,191	7,778

		39,016

Entertainment — 0.1%
Glu Mobile Inc.(a)	267	3,332
LiveXLive Media Inc.(a)(b)	945	4,101

		7,433

Equity Real Estate Investment Trusts (REITs) — 4.2%
Alexander’s Inc.	13	3,605
American Assets Trust Inc.	72	2,336
American Finance Trust Inc.	878	8,622
CatchMark Timber Trust Inc., Class A	590	6,006
Centerspace	19	1,292
Colony Capital Inc.	2,244	14,541

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Small Blend Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Columbia Property Trust Inc.	985	$16,843
CorEnergy Infrastructure Trust Inc.	432	3,054
CTO Realty Growth Inc.	192	9,986
Diversified Healthcare Trust	1,560	7,457
Franklin Street Properties Corp.	1,961	10,687
GEO Group Inc. (The)	133	1,032
Global Net Lease Inc.	132	2,384
iStar Inc.	259	4,605
Kite Realty Group Trust	330	6,366
Lexington Realty Trust	1,723	19,143
Macerich Co. (The)	584	6,833
New Senior Investment Group Inc.	1,729	10,772
Office Properties Income Trust	396	10,898
Piedmont Office Realty Trust Inc., Class A	1,220	21,191
PotlatchDeltic Corp.	32	1,693
PS Business Parks Inc.	33	5,101
Retail Properties of America Inc., Class A	1,414	14,819
Retail Value Inc.	1,807	33,809
RPT Realty	875	9,984
Sabra Health Care REIT Inc.	114	1,979
Service Properties Trust	1,352	16,035
SITE Centers Corp.	1,535	20,815
Tanger Factory Outlet Centers Inc.	261	3,949
Uniti Group Inc.	516	5,691
Universal Health Realty Income Trust	27	1,830
Urstadt Biddle Properties Inc., Class A	212	3,530
Xenia Hotels & Resorts Inc.	545	10,627

		297,515

Food & Staples Retailing — 1.2%
Andersons Inc. (The)	33	904
BJ’s Wholesale Club Holdings Inc.(a)	622	27,903
Ingles Markets Inc., Class A	268	16,522
Natural Grocers by Vitamin Cottage Inc.	344	6,037
Performance Food Group Co.(a)	267	15,382
Rite Aid Corp.(a)	165	3,376
SpartanNash Co.	449	8,814
United Natural Foods Inc.(a)	24	791
Weis Markets Inc.	76	4,295

		84,024

Food Products — 0.5%
B&G Foods Inc.	38	1,180
Darling Ingredients Inc.(a)	224	16,482
John B Sanfilippo & Son Inc.	161	14,550
Vital Farms Inc.(a)	211	4,608

		36,820

Gas Utilities — 0.6%
Chesapeake Utilities Corp.	17	1,973
New Jersey Resources Corp.	26	1,037
Northwest Natural Holding Co.	61	3,291
ONE Gas Inc.	289	22,227
Southwest Gas Holdings Inc.	84	5,772
Spire Inc.	97	7,167

		41,467

Health Care Equipment & Supplies — 2.3%
Accuray Inc.(a)	971	4,806
Antares Pharma Inc.(a)	1,318	5,417
AtriCure Inc.(a)	21	1,376
Cardiovascular Systems Inc.(a)	136	5,214
CONMED Corp.	125	16,324

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Cutera Inc.(a)	104	$3,125
CytoSorbents Corp.(a)	92	799
Eargo Inc.(a)	250	12,488
GenMark Diagnostics Inc.(a)(b)	106	2,533
Inari Medical Inc.(a)	121	12,947
Integer Holdings Corp.(a)	108	9,947
iRhythm Technologies Inc.(a)	64	8,887
Meridian Bioscience Inc.(a)	136	3,570
Nevro Corp.(a)	67	9,347
NuVasive Inc.(a)	58	3,802
Orthofix Medical Inc.(a)	100	4,335
Outset Medical Inc.(a)	107	5,820
Retractable Technologies Inc.(a)(b)	1,044	13,384
SeaSpine Holdings Corp.(a)	148	2,575
Soliton Inc.(a)	80	1,406
STAAR Surgical Co.(a)	112	11,806
Surmodics Inc.(a)	231	12,952
VolitionRx Ltd.(a)(b)	108	408
Zynex Inc.(a)	359	5,482

		158,750

Health Care Providers & Services — 3.6%
Addus HomeCare Corp.(a)	60	6,275
AMN Healthcare Services Inc.(a)	58	4,275
Brookdale Senior Living Inc.(a)	1,026	6,207
Castle Biosciences Inc.(a)	128	8,763
Community Health Systems Inc.(a)	727	9,829
CorVel Corp.(a)	35	3,591
Covetrus Inc.(a)	479	14,356
Cross Country Healthcare Inc.(a)	388	4,846
Ensign Group Inc. (The)(b)	77	7,226
Fulgent Genetics Inc.(a)(b)	73	7,053
Hanger Inc.(a)	898	20,492
HealthEquity Inc.(a)	40	2,720
InfuSystem Holdings Inc.(a)	981	19,973
Joint Corp. (The)(a)	533	25,781
LHC Group Inc.(a)	51	9,752
MEDNAX Inc.(a)	65	1,656
ModivCare Inc.(a)	28	4,147
National HealthCare Corp.	52	4,051
National Research Corp.	189	8,851
Ontrak Inc.(a)	136	4,428
Owens & Minor Inc.	303	11,390
Patterson Companies Inc.	249	7,956
Pennant Group Inc. (The)(a)	104	4,763
R1 RCM Inc.(a)	287	7,083
Select Medical Holdings Corp.(a)	349	11,901
Tenet Healthcare Corp.(a)	313	16,276
Tivity Health Inc.(a)	177	3,951
Triple-S Management Corp., Class B(a)	411	10,698
Viemed Healthcare Inc.(a)	533	5,394

		253,684

Health Care Technology — 0.9%
Allscripts Healthcare Solutions Inc.(a)	229	3,439
Computer Programs & Systems Inc.	95	2,907
Health Catalyst Inc.(a)	26	1,216
HealthStream Inc.(a)	157	3,507
HMS Holdings Corp.(a)	235	8,689
Icad Inc.(a)	412	8,743
Inovalon Holdings Inc., Class A(a)(b)	76	2,187

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Small Blend Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology (continued)
Inspire Medical Systems Inc.(a)	74	$15,317
NantHealth Inc.(a)(b)	902	2,896
NextGen Healthcare Inc.(a)	250	4,525
Omnicell Inc.(a)	81	10,520
Simulations Plus Inc.	9	569
Vocera Communications Inc.(a)	53	2,038

		66,553

Hotels, Restaurants & Leisure — 2.9%
Bally’s Corp.	24	1,559
BJ’s Restaurants Inc.(a)	14	813
Bloomin’ Brands Inc.	743	20,098
Boyd Gaming Corp.(a)	36	2,123
Brinker International Inc.	206	14,638
Caesars Entertainment Inc.(a)	212	18,539
Cheesecake Factory Inc. (The)	111	6,495
Churchill Downs Inc.	15	3,411
Chuy’s Holdings Inc.(a)	59	2,615
Cracker Barrel Old Country Store Inc.	59	10,200
Dave & Buster’s Entertainment Inc.(a)	49	2,347
Denny’s Corp.(a)	401	7,262
Everi Holdings Inc.(a)	614	8,664
Fiesta Restaurant Group Inc.(a)	140	1,763
GAN Ltd.(a)	638	11,612
International Game Technology PLC	317	5,088
Jack in the Box Inc.	111	12,186
Marriott Vacations Worldwide Corp.	24	4,180
Papa John’s International Inc.	90	7,978
Penn National Gaming Inc.(a)	289	30,299
RCI Hospitality Holdings Inc.	49	3,116
Ruth’s Hospitality Group Inc.	39	968
Scientific Games Corp./DE, Class A(a)	47	1,810
SeaWorld Entertainment Inc.(a)	119	5,911
Texas Roadhouse Inc.	111	10,649
Wingstop Inc.	99	12,590

		206,914

Household Durables — 1.9%
Casper Sleep Inc.(a)	70	507
Cavco Industries Inc.(a)	19	4,286
Ethan Allen Interiors Inc.	142	3,921
GoPro Inc., Class A(a)	557	6,483
Helen of Troy Ltd.(a)	100	21,066
Installed Building Products Inc.	67	7,429
iRobot Corp.(a)	9	1,100
La-Z-Boy Inc.	208	8,836
MDC Holdings Inc.	30	1,782
Purple Innovation Inc., Class A(a)	205	6,488
Skyline Champion Corp.(a)	214	9,686
Sonos Inc.(a)	419	15,700
TopBuild Corp.(a)	123	25,760
Tupperware Brands Corp.(a)	206	5,440
Turtle Beach Corp.(a)	215	5,734
Universal Electronics Inc.(a)	85	4,672
VOXX International Corp., Class A(a)	147	2,802

		131,692

Household Products — 0.2%
Central Garden & Pet Co.(a)	56	3,249
Central Garden & Pet Co., Class A, NVS(a)	28	1,453
WD-40 Co.	28	8,573

		13,275

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.3%
Atlantic Power Corp.(a)	5,963	$17,233
Clearway Energy Inc., Class A	89	2,359

		19,592

Insurance — 2.2%
American Equity Investment Life Holding Co.	673	21,220
AMERISAFE Inc.	233	14,912
CNO Financial Group Inc.	420	10,202
eHealth Inc.(a)	123	8,946
Employers Holdings Inc.	214	9,215
FBL Financial Group Inc., Class A	12	671
Genworth Financial Inc., Class A(a)	2,762	9,170
Goosehead Insurance Inc., Class A	62	6,645
Horace Mann Educators Corp.	19	821
James River Group Holdings Ltd.	158	7,208
Kinsale Capital Group Inc.	13	2,142
MBIA Inc.(a)	775	7,455
RLI Corp.	93	10,376
Safety Insurance Group Inc.	47	3,960
Selective Insurance Group Inc.	108	7,834
Selectquote Inc.(a)	186	5,489
SiriusPoint Ltd.(a)	596	6,061
Trupanion Inc.(a)	86	6,554
Watford Holdings Ltd.(a)	539	18,655

		157,536

Interactive Media & Services — 0.4%
Cargurus Inc.(a)	138	3,288
EverQuote Inc., Class A(a)	234	8,492
MediaAlpha Inc., Class A(a)	137	4,854
Yelp Inc.(a)	240	9,360

		25,994

Internet & Direct Marketing Retail — 1.2%
1-800-Flowers.com Inc., Class A(a)	298	8,228
CarParts.com Inc.(a)	604	8,625
Groupon Inc.(a)	212	10,716
Lands’ End Inc.(a)(b)	63	1,563
Liquidity Services Inc.(a)	337	6,261
Magnite Inc.(a)(b)	391	16,269
Overstock.com Inc.(a)(b)	34	2,253
PetMed Express Inc.	229	8,055
Shutterstock Inc.	76	6,767
Stamps.com Inc.(a)	59	11,771
Stitch Fix Inc., Class A(a)	120	5,945
Waitr Holdings Inc.(a)	161	472

		86,925

IT Services — 1.7%
Brightcove Inc.(a)	524	10,543
Cardtronics PLC, Class A(a)	213	8,264
Conduent Inc.(a)	436	2,904
CSG Systems International Inc.	190	8,529
EVERTEC Inc.	264	9,826
Evo Payments Inc., Class A(a)	160	4,403
International Money Express Inc.(a)	646	9,697
Limelight Networks Inc.(a)	312	1,114
LiveRamp Holdings Inc.(a)	85	4,410
NIC Inc.	272	9,229
Perficient Inc.(a)	102	5,989
Perspecta Inc.	629	18,272
Rackspace Technology Inc.(a)	447	10,630
TTEC Holdings Inc.	109	10,949

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Small Blend Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Verra Mobility Corp.(a)(b)	454	$6,145

		120,904

Leisure Products — 1.0%
American Outdoor Brands Inc.(a)	222	5,594
Callaway Golf Co.	280	7,490
Johnson Outdoors Inc., Class A	123	17,558
Malibu Boats Inc., Class A(a)	12	956
Nautilus Inc.(a)	134	2,096
Sturm Ruger & Co. Inc.	58	3,832
Vista Outdoor Inc.(a)	412	13,213
YETI Holdings Inc.(a)	255	18,414

		69,153

Life Sciences Tools & Services — 0.7%
Codexis Inc.(a)	349	7,989
Medpace Holdings Inc.(a)	95	15,585
NanoString Technologies Inc.(a)	87	5,717
NeoGenomics Inc.(a)	184	8,874
Pacific Biosciences of California Inc.(a)	311	10,359

		48,524

Machinery — 1.8%
Albany International Corp., Class A	41	3,422
Chart Industries Inc.(a)	40	5,694
Columbus McKinnon Corp./NY	57	3,007
Evoqua Water Technologies Corp.(a)	157	4,129
Federal Signal Corp.	342	13,099
John Bean Technologies Corp.	12	1,600
Manitowoc Co. Inc. (The)(a)	96	1,980
Meritor Inc.(a)	143	4,207
Mueller Industries Inc.	266	10,999
Navistar International Corp.(a)	20	881
Rexnord Corp.	168	7,911
Shyft Group Inc. (The)	382	14,210
SPX Corp.(a)	276	16,083
SPX FLOW Inc.	30	1,900
Tennant Co.	128	10,226
Terex Corp.	45	2,073
Wabash National Corp.	460	8,648
Watts Water Technologies Inc., Class A	122	14,495

		124,564

Marine — 0.0%
Matson Inc.	43	2,868

Media — 0.5%
AMC Networks Inc., Class A(a)	20	1,063
Cardlytics Inc.(a)	13	1,426
comScore Inc.(a)	442	1,618
Daily Journal Corp.(a)	4	1,266
Entercom Communications Corp., Class A	115	604
Gray Television Inc.	54	994
Meredith Corp.	75	2,233
National CineMedia Inc.	130	601
TechTarget Inc.(a)	169	11,737
TEGNA Inc.	480	9,038
Tribune Publishing Co.	367	6,602

		37,182

Metals & Mining — 2.0%
Alcoa Corp.(a)	418	13,581
Arconic Corp.(a)	1,089	27,650
Cleveland-Cliffs Inc.	710	14,278

Security	Shares	Value

Metals & Mining (continued)
Commercial Metals Co.	441	$13,600
Hecla Mining Co.	533	3,033
Kaiser Aluminum Corp.	79	8,729
Materion Corp.	159	10,532
NovaGold Resources Inc.(a)	1,178	10,319
Ryerson Holding Corp.(a)	196	3,340
Schnitzer Steel Industries Inc., Class A	391	16,340
SunCoke Energy Inc.	828	5,804
TimkenSteel Corp.(a)	318	3,737
Warrior Met Coal Inc.	61	1,045
Worthington Industries Inc.	96	6,441

		138,429

Mortgage Real Estate Investment — 1.9%
Arbor Realty Trust Inc.	178	2,830
Ares Commercial Real Estate Corp.	1,743	23,914
ARMOUR Residential REIT Inc.	680	8,296
Blackstone Mortgage Trust Inc., Class A	124	3,844
Capstead Mortgage Corp.	2,819	17,562
Chimera Investment Corp.	277	3,518
Colony Credit Real Estate Inc.	749	6,382
Dynex Capital Inc.	940	17,794
Ellington Financial Inc.	546	8,742
Invesco Mortgage Capital Inc.	2,838	11,380
KKR Real Estate Finance Trust Inc.	280	5,149
MFA Financial Inc.	2,611	10,627
PennyMac Mortgage Investment Trust(e)	138	2,705
Two Harbors Investment Corp.	558	4,090
Western Asset Mortgage Capital Corp.	1,322	4,217

		131,050

Multi-Utilities — 0.1%
Avista Corp.	31	1,480
Unitil Corp.	68	3,107

		4,587

Multiline Retail — 0.4%
Big Lots Inc.	254	17,348
Dillard’s Inc., Class A	92	8,885

		26,233

Oil, Gas & Consumable Fuels — 1.5%
Antero Resources Corp.(a)	1,067	10,883
Arch Resources Inc.	72	2,995
Bonanza Creek Energy Inc.(a)(b)	78	2,787
Clean Energy Fuels Corp.(a)	36	495
CNX Resources Corp.(a)(b)	932	13,700
Diamond S Shipping Inc.(a)(b)	354	3,551
Dorian LPG Ltd.(a)	309	4,057
Frontline Ltd./Bermuda	338	2,417
International Seaways Inc.	233	4,516
Kosmos Energy Ltd.	721	2,213
Nordic American Tankers Ltd.	165	536
Ovintiv Inc.	828	19,723
PDC Energy Inc.(a)	43	1,479
Penn Virginia Corp.(a)	71	951
Range Resources Corp.(a)	859	8,874
Renewable Energy Group Inc.(a)	15	991
SFL Corp. Ltd.	788	6,320
SM Energy Co.	366	5,991
Southwestern Energy Co.(a)	1,000	4,650
W&T Offshore Inc.(a)	1,623	5,827

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Small Blend Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
World Fuel Services Corp.	107	$3,766

		106,722

Paper & Forest Products — 0.7%
Clearwater Paper Corp.(a)	79	2,972
Domtar Corp.	340	12,563
Louisiana-Pacific Corp.	328	18,191
Schweitzer-Mauduit International Inc.	192	9,402
Verso Corp., Class A	678	9,892

		53,020

Personal Products — 0.8%
BellRing Brands Inc., Class A(a)	187	4,415
Edgewell Personal Care Co.	37	1,465
elf Beauty Inc.(a)	208	5,581
Inter Parfums Inc.	13	922
Medifast Inc.	104	22,029
USANA Health Sciences Inc.(a)	162	15,811
Veru Inc.(a)	317	3,416

		53,639

Pharmaceuticals — 1.6%
Arvinas Inc.(a)	12	793
Atea Pharmaceuticals Inc.(a)	33	2,038
Athira Pharma Inc.(a)	85	1,564
Avenue Therapeutics Inc.(a)(b)	2,254	13,682
Axsome Therapeutics Inc.(a)	156	8,833
BioDelivery Sciences International Inc.(a)	1,303	5,095
Cassava Sciences Inc.(a)	63	2,832
Collegium Pharmaceutical Inc.(a)	378	8,959
Corcept Therapeutics Inc.(a)	495	11,776
CorMedix Inc.(a)	62	619
Durect Corp.(a)	2,611	5,170
Endo International PLC(a)	479	3,549
Graybug Vision Inc.(a)(b)	50	277
Harrow Health Inc.(a)	606	4,090
Innoviva Inc.(a)	501	5,987
Intra-Cellular Therapies Inc.(a)	69	2,341
Odonate Therapeutics Inc.(a)	95	325
Omeros Corp.(a)	544	9,683
Pacira BioSciences Inc.(a)	56	3,925
Prestige Consumer Healthcare Inc.(a)	218	9,609
Recro Pharma Inc.(a)	268	748
Relmada Therapeutics Inc.(a)	89	3,134
Strongbridge Biopharma PLC(a)	1,329	3,668
Theravance Biopharma Inc.(a)(b)	243	4,960

		113,657

Professional Services — 2.6%
ASGN Inc.(a)	84	8,017
Barrett Business Services Inc.	71	4,889
Exponent Inc.	269	26,214
Heidrick & Struggles International Inc.	856	30,576
Huron Consulting Group Inc.(a)	76	3,829
Insperity Inc.	182	15,241
KBR Inc.	238	9,137
Kelly Services Inc., Class A, NVS	35	779
Kforce Inc.	538	28,837
Korn Ferry	245	15,281
ManTech International Corp./VA, Class A	130	11,303
Resources Connection Inc.	381	5,159
TriNet Group Inc.(a)	222	17,307
TrueBlue Inc.(a)	64	1,409

Security	Shares	Value

Professional Services (continued)
Upwork Inc.(a)	144	$6,447

		184,425

Real Estate Management & Development — 0.9%
Cushman & Wakefield PLC(a)	634	10,347
eXp World Holdings Inc.(a)(b)	344	15,669
Fathom Holdings Inc.(a)(b)	361	13,223
Newmark Group Inc., Class A	188	1,881
RE/MAX Holdings Inc., Class A	31	1,221
Realogy Holdings Corp.(a)	453	6,854
Redfin Corp.(a)	91	6,060
RMR Group Inc. (The), Class A	79	3,224
St. Joe Co. (The)	155	6,650

		65,129

Road & Rail — 1.0%
ArcBest Corp.	105	7,389
Avis Budget Group Inc.(a)	95	6,891
Daseke Inc.(a)	424	3,600
Heartland Express Inc.(b)	283	5,541
Marten Transport Ltd.	201	3,411
Saia Inc.(a)	91	20,983
U.S. Xpress Enterprises Inc., Class A(a)	170	1,997
Werner Enterprises Inc.	377	17,783

		67,595

Semiconductors & Semiconductor Equipment — 2.1%
Advanced Energy Industries Inc.	68	7,423
Ambarella Inc.(a)	12	1,205
Amkor Technology Inc.	342	8,109
Brooks Automation Inc.	104	8,492
CMC Materials Inc.	35	6,188
Cohu Inc.	14	586
CyberOptics Corp.(a)	130	3,376
Diodes Inc.(a)	53	4,231
DSP Group Inc.(a)	136	1,938
FormFactor Inc.(a)	276	12,450
Lattice Semiconductor Corp.(a)	452	20,349
MACOM Technology Solutions Holdings Inc.(a)	179	10,386
NeoPhotonics Corp.(a)	392	4,684
Power Integrations Inc.	104	8,474
Rambus Inc.(a)	751	14,599
Semtech Corp.(a)	37	2,553
Silicon Laboratories Inc.(a)	51	7,195
SiTime Corp.(a)	22	2,169
Synaptics Inc.(a)	92	12,459
Ultra Clean Holdings Inc.(a)	65	3,773
Veeco Instruments Inc.(a)	388	8,047

		148,686

Software — 6.8%
8x8 Inc.(a)	96	3,114
A10 Networks Inc.(a)	1,641	15,770
ACI Worldwide Inc.(a)	30	1,142
Agilysys Inc.(a)	185	8,873
Alarm.com Holdings Inc.(a)	140	12,093
American Software Inc./GA, Class A	100	2,070
Appfolio Inc., Class A(a)	47	6,646
Appian Corp.(a)(b)	36	4,786
Avaya Holdings Corp.(a)	314	8,801
Blackbaud Inc.	191	13,576
Blackline Inc.(a)	175	18,970
Box Inc., Class A(a)(b)	872	20,021

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Small Blend Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Cerence Inc.(a)	154	$13,795
ChannelAdvisor Corp.(a)	182	4,286
CommVault Systems Inc.(a)	225	14,513
Cornerstone OnDemand Inc.(a)	198	8,629
Digital Turbine Inc.(a)	349	28,046
Domo Inc., Class B(a)	120	6,755
eGain Corp.(a)	762	7,231
Envestnet Inc.(a)	117	8,451
Intelligent Systems Corp.(a)	193	7,896
InterDigital Inc.	31	1,967
j2 Global Inc.(a)	41	4,914
LivePerson Inc.(a)	66	3,481
MicroStrategy Inc., Class A(a)(b)	25	16,970
Mimecast Ltd.(a)	113	4,544
Mitek Systems Inc.(a)	137	1,997
Model N Inc.(a)(b)	161	5,672
Ping Identity Holding Corp.(a)	16	351
Progress Software Corp.	407	17,932
PROS Holdings Inc.(a)(b)	84	3,570
Q2 Holdings Inc.(a)	45	4,509
QAD Inc., Class A	75	4,994
Qualys Inc.(a)	110	11,526
Rapid7 Inc.(a)	135	10,072
Rimini Street Inc.(a)	209	1,875
SailPoint Technologies Holdings Inc.(a)	172	8,710
Sapiens International Corp. NV	205	6,517
ShotSpotter Inc.(a)	65	2,280
Smith Micro Software Inc.(a)	274	1,508
Sprout Social Inc., Class A(a)	261	15,075
SPS Commerce Inc.(a)	154	15,294
SVMK Inc.(a)	38	696
Tenable Holdings Inc.(a)	528	19,106
Varonis Systems Inc.(a)	351	18,020
VirnetX Holding Corp.	362	2,016
Workiva Inc.(a)(b)	510	45,013
Xperi Holding Corp.	540	11,756
Yext Inc.(a)	184	2,664
Zix Corp.(a)	1,308	9,875
Zuora Inc., Class A(a)	506	7,489

		475,857

Specialty Retail — 7.6%
Aaron’s Co. Inc. (The)	1,504	38,623
Abercrombie & Fitch Co., Class A	741	25,424
Academy Sports & Outdoors Inc.(a)(b)	1,339	36,140
American Eagle Outfitters Inc.	165	4,825
America’s Car-Mart Inc./TX(a)	77	11,732
Asbury Automotive Group Inc.(a)	108	21,222
Bed Bath & Beyond Inc.	206	6,005
Boot Barn Holdings Inc.(a)	138	8,599
Buckle Inc. (The)	309	12,137
Caleres Inc.	177	3,859
Cato Corp. (The), Class A	682	8,184
Chico’s FAS Inc.	951	3,148
Children’s Place Inc. (The)(a)	49	3,415
Citi Trends Inc.	116	9,718
Designer Brands Inc. , Class A	102	1,775
GameStop Corp., Class A(a)(b)	156	29,612
Genesco Inc.(a)	222	10,545
Group 1 Automotive Inc.	129	20,355
Guess? Inc.	569	13,371

Security	Shares	Value

Specialty Retail (continued)
Haverty Furniture Companies Inc.	282	$10,488
Hibbett Sports Inc.(a)(b)	143	9,851
Lithia Motors Inc., Class A	63	24,576
Lumber Liquidators Holdings Inc.(a)	71	1,783
MarineMax Inc.(a)	115	5,676
Murphy USA Inc.	97	14,022
National Vision Holdings Inc.(a)(b)	52	2,279
ODP Corp. (The)	476	20,606
OneWater Marine Inc., Class A(a)	234	9,351
Rent-A-Center Inc./TX	415	23,929
RH(a)	54	32,216
Sally Beauty Holdings Inc.(a)(b)	347	6,985
Shoe Carnival Inc.	293	18,131
Signet Jewelers Ltd.(a)	396	22,960
Sleep Number Corp.(a)(b)	216	30,994
Sonic Automotive Inc., Class A	128	6,345
Sportsman’s Warehouse Holdings Inc.(a)	230	3,965
Tilly’s Inc., Class A(a)	512	5,796
Winmark Corp.	11	2,051
Zumiez Inc.(a)	282	12,098

		532,791

Technology Hardware, Storage & Peripherals — 0.5%
Avid Technology Inc.(a)	394	8,317
Corsair Gaming Inc.(a)(b)	703	23,403
Eastman Kodak Co.(a)(b)	315	2,479

		34,199

Textiles, Apparel & Luxury Goods — 1.7%
Crocs Inc.(a)	346	27,836
Deckers Outdoor Corp.(a)	118	38,989
Fossil Group Inc.(a)	226	2,802
G-III Apparel Group Ltd.(a)(b)	113	3,406
Kontoor Brands Inc.	317	15,384
Lakeland Industries Inc.(a)	388	10,810
Movado Group Inc.	204	5,804
Steven Madden Ltd.	252	9,389
Vera Bradley Inc.(a)	396	4,000

		118,420

Thrifts & Mortgage Finance — 1.2%
Kearny Financial Corp./MD	65	785
Meridian Bancorp. Inc.	298	5,489
Mr Cooper Group Inc.(a)	251	8,725
Northfield Bancorp. Inc.	959	15,267
Northwest Bancshares Inc.	965	13,944
Premier Financial Corp.	311	10,344
Radian Group Inc.	160	3,720
TrustCo Bank Corp. NY	156	1,150
Walker & Dunlop Inc.	154	15,822
Washington Federal Inc.	317	9,764

		85,010

Tobacco — 0.3%
Turning Point Brands Inc.	17	887
Universal Corp./VA	10	590
Vector Group Ltd.	1,261	17,591

		19,068

Trading Companies & Distributors — 2.3%
Applied Industrial Technologies Inc.	70	6,382
Boise Cascade Co.	317	18,966
GATX Corp.	116	10,758
GMS Inc.(a)	41	1,712

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Small Blend Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
H&E Equipment Services Inc.	311	$11,818
Herc Holdings Inc.(a)	156	15,807
McGrath RentCorp.	216	17,420
MRC Global Inc.(a)	922	8,326
NOW Inc.(a)	1,115	11,250
Rush Enterprises Inc., Class A	176	8,770
SiteOne Landscape Supply Inc.(a)(b)	30	5,122
Systemax Inc.	261	10,732
Titan Machinery Inc.(a)	277	7,064
Triton International Ltd.	235	12,923
Veritiv Corp.(a)	294	12,507
WESCO International Inc.(a)	17	1,471

		161,028

Water Utilities — 0.1%
American States Water Co.	107	8,091

Total Common Stocks — 98.8% (Cost: $4,658,934)		6,940,216

Short-Term Investments

Money Market Funds — 7.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(e)(f)(g)	415,279	415,528

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	80,000	$80,000

		495,528

Total Short-Term Investments — 7.0% (Cost: $ 495,528)		495,528

Total Investments in Securities — 105.8% (Cost: $ 5,154,462)		7,435,744

Other Assets, Less Liabilities — (5.8)%		(409,033)

Net Assets — 100.0%		$7,026,711

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/14/20	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss )	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$415,754	(b)	$—	$(226)	$—	$415,528	415,279	$5,331	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		80,000	(b)	—	—	—	80,000	80,000	82		—

						$(226)	$—	$495,528		$5,413		$—

(a)	The Fund commenced operations on April 14, 2020.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs & Co.(b)	02/27/23	$35,004	$(1,106	)(c)	$33,844	0.5%

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Small Blend Style ETF

OTC Total Return Swaps (continued)

Reference Entity	Payment Frequency	Counterparty(a)		Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

	Monthly	JPMorgan Securities PLC	(d)	02/08/23	35,386	(1,128	)(e)	34,226	0.5%

						$(2,234)		$68,070

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $54 of net dividends and financing fees.
(e)	Amount includes $32 of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	20-65 basis points	65 basis points
Benchmarks:	USD - 1M US Dollar LIBOR BBA	USD - 1M US Dollar LIBOR BBA

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® Factors US Small Blend Style ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of March 31, 2021 expiration date 02/27/23.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
BankUnited Inc.	67	$2,945	8.7%
Central Pacific Financial Corp.	111	2,961	8.8
First BanCorp./Puerto Rico	42	473	1.4
NBT Bancorp. Inc.	18	718	2.1
Preferred Bank/Los Angeles CA	7	446	1.3
Westamerica Bancorp	11	691	2.0

		8,234

Consumer Finance
Green Dot Corp.(a)	13	595	1.8

Diversified Telecommunication Services
Cincinnati Bell Inc.	46	706	2.1

Equity Real Estate Investment Trusts (REITs)
GEO Group Inc. (The)	577	4,478	13.2

Insurance
American Equity Investment Life Holding Co.	85	2,680	7.9
Horace Mann Educators Corp.	155	6,698	19.8
James River Group Holdings Ltd.	19	867	2.6

		10,245

Oil, Gas & Consumable Fuels
Renewable Energy Group Inc.(a)	35	2,311	6.8

Professional Services
Acacia Research Corp.	1,023	6,803	20.1

Thrifts & Mortgage Finance
TrustCo Bank Corp. NY	64	472	1.4

Total Reference Entity — Long		33,844

Net Value of Reference Entity — Goldman Sachs & Co.		$33,844

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Securities PLC as of March 31, 2021 expiration date 02/08/23.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
BankUnited Inc.	103	$4,527	13.2%
Brookline Bancorp. Inc.	115	1,725	5.0

	Shares	Value	% of Basket Value
Central Pacific Financial Corp.	34	$907	2.7
City Holding Co.	29	2,372	6.9
First BanCorp./Puerto Rico	7	79	0.2
First Commonwealth Financial Corp.	428	6,150	18.0
National Bank Holdings Corp., Class A	24	952	2.8
NBT Bancorp. Inc.	2	80	0.2
Preferred Bank/Los Angeles CA	11	700	2.1

		17,492

Commercial Services & Supplies
Pitney Bowes Inc.	29	239	0.7

Consumer Finance
Green Dot Corp.(a)	21	962	2.8

Diversified Telecommunication Services
Cincinnati Bell Inc.	22	338	1.0

Equity Real Estate Investment Trusts (REITs)
GEO Group Inc. (The)	41	318	0.9

Insurance
American Equity Investment Life Holding Co.	5	158	0.4
Horace Mann Educators Corp.	3	130	0.4
James River Group Holdings Ltd.	33	1,505	4.4
Safety Insurance Group Inc.	23	1,938	5.7
Stewart Information Services Corp.	8	416	1.2

		4,147

Multiline Retail
Macy’s Inc.	481	7,787	22.8

Oil, Gas & Consumable Fuels
Renewable Energy Group Inc.(a)	10	660	1.9

Thrifts & Mortgage Finance
Meta Financial Group Inc.	34	1,541	4.5
Northfield Bancorp. Inc.	1	16	0.0
Northwest Bancshares Inc.	13	188	0.6
TrustCo Bank Corp. NY	73	538	1.6

		2,283

Total Reference Entity — Long		34,226

Net Value of Reference Entity — JPMorgan Securities PLC		$34,226

(a)	Non-income producing security.

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Total Return Swaps	$—	$—	$—	$(2,234)

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Small Blend Style ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$2,234

For the period ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Swaps	$36,321

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$(2,234)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps:
Average notional value	$69,929

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Swaps - OTC(a)	$—	$2,234

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	2,234
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	—	2,234

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Net Amount of Derivative Liabilities(a)

Goldman Sachs & Co.	$1,106	$—	$1,106
JPMorgan Securities PLC	1,128	—	1,128

	$2,234	$—	$2,234

(a)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Small Blend Style ETF

Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$6,938,952	$—	$1,264	$6,940,216
Money Market Funds	495,528	—	—	495,528

	$7,434,480	$—	$1,264	$7,435,744

Derivative financial instruments(a)
Liabilities
Swaps	$—	$(2,234)	$—	$(2,234)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments March 31, 2021	iShares® Factors US Value Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.4%
BWX Technologies Inc.	21	$1,385
Howmet Aerospace Inc.	180	5,783
Northrop Grumman Corp.	58	18,771

		25,939

Air Freight & Logistics — 2.0%
CH Robinson Worldwide Inc.	58	5,535
Expeditors International of Washington Inc.	640	68,922
FedEx Corp.	18	5,113
United Parcel Service Inc., Class B	341	57,966

		137,536

Airlines — 0.1%
Copa Holdings SA, Class A, NVS	120	9,695

Banks — 2.6%
Associated Banc-Corp.	23	491
Bank of Hawaii Corp.	5	447
Citigroup Inc.	303	22,043
Citizens Financial Group Inc.	272	12,009
Comerica Inc.	67	4,807
First Hawaiian Inc.	38	1,040
JPMorgan Chase & Co.	417	63,480
Popular Inc.	909	63,921
Regions Financial Corp.	625	12,912

		181,150

Biotechnology — 2.1%
AbbVie Inc.	790	85,494
Acceleron Pharma Inc.(a)	174	23,596
Biogen Inc.(a)	70	19,582
Gilead Sciences Inc.	204	13,185

		141,857

Building Products — 1.5%
Carrier Global Corp.	190	8,022
Lennox International Inc.	216	67,303
Masco Corp.	441	26,416
Trane Technologies PLC	23	3,808

		105,549

Capital Markets — 6.1%
Ameriprise Financial Inc.	250	58,113
Evercore Inc., Class A	1,007	132,662
Franklin Resources Inc.	428	12,669
Goldman Sachs Group Inc. (The)	142	46,434
Lazard Ltd., Class A	1,732	75,359
LPL Financial Holdings Inc.	4	569
Morgan Stanley	553	42,946
Raymond James Financial Inc.	59	7,231
S&P Global Inc.	2	706
State Street Corp.	538	45,197

		421,886

Chemicals — 0.7%
Scotts Miracle-Gro Co. (The)	190	46,544

Commercial Services & Supplies — 0.4%
ADT Inc.	815	6,879
IAA Inc.(a)	51	2,812
Republic Services Inc.	12	1,192
Waste Management Inc.	119	15,353

		26,236

Security	Shares	Value

Communications Equipment — 2.8%
Ciena Corp.(a)	277	$15,157
Cisco Systems Inc.	1,133	58,587
EchoStar Corp., Class A(a)(b)	468	11,232
Juniper Networks Inc.	58	1,469
Motorola Solutions Inc.	329	61,869
Ubiquiti Inc.	142	42,359

		190,673

Consumer Finance — 3.4%
Ally Financial Inc.	1,667	75,365
American Express Co.	380	53,747
Capital One Financial Corp.	224	28,500
Discover Financial Services	152	14,438
OneMain Holdings Inc.	497	26,699
Synchrony Financial	815	33,138

		231,887

Containers & Packaging — 1.6%
Amcor PLC	4,703	54,931
Ardagh Group SA	60	1,525
Avery Dennison Corp.	98	17,998
Sealed Air Corp.	722	33,082
Silgan Holdings Inc.	17	714

		108,250

Diversified Consumer Services — 0.4%
H&R Block Inc.	1,184	25,811

Diversified Financial Services — 2.6%
Equitable Holdings Inc.	1,158	37,774
Jefferies Financial Group Inc.	3,380	101,738
Voya Financial Inc.	563	35,829

		175,341

Diversified Telecommunication Services — 2.6%
AT&T Inc.	830	25,124
Lumen Technologies Inc.	1,168	15,593
Verizon Communications Inc.	2,323	135,082

		175,799

Electric Utilities — 2.0%
Duke Energy Corp.	5	483
Entergy Corp.	416	41,380
FirstEnergy Corp.	369	12,801
Hawaiian Electric Industries Inc.	886	39,365
IDACORP Inc.	22	2,199
NRG Energy Inc.	784	29,580
Pinnacle West Capital Corp.	98	7,972
Southern Co. (The)	6	373

		134,153

Electrical Equipment — 1.5%
Array Technologies Inc.(a)	712	21,232
GrafTech International Ltd.	3,293	40,273
nVent Electric PLC	1,241	34,636
Rockwell Automation Inc.	31	8,229

		104,370

Electronic Equipment, Instruments & Components — 1.1%
Avnet Inc.	141	5,853
Jabil Inc.	82	4,277
Vontier Corp.(a)	2,119	64,142

		74,272

Entertainment — 0.2%
Electronic Arts Inc.	43	5,821

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Value Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment (continued)
Lions Gate Entertainment Corp., Class B, NVS(a)	278	$3,586
Take-Two Interactive Software Inc.(a)	42	7,422

		16,829

Equity Real Estate Investment Trusts (REITs) — 4.6%
Apartment Investment & Management Co., Class A	3,206	19,685
Brandywine Realty Trust	2,191	28,286
Brixmor Property Group Inc.	953	19,279
Brookfield Property REIT Inc., Class A	2,042	36,654
Equity Commonwealth	3,493	97,105
Equity Residential	141	10,100
Kimco Realty Corp.	290	5,437
Outfront Media Inc.	39	851
Paramount Group Inc.	4,298	43,539
SL Green Realty Corp.	334	23,377
VEREIT Inc.	727	28,077
Weingarten Realty Investors	62	1,668

		314,058

Food & Staples Retailing — 5.4%
Albertsons Companies Inc., Class A(b)	5,636	107,479
Costco Wholesale Corp.	36	12,689
Grocery Outlet Holding Corp.(a)	281	10,366
Kroger Co. (The)	1,358	48,875
Sprouts Farmers Market Inc.(a)	2,249	59,868
Walgreens Boots Alliance Inc.	239	13,121
Walmart Inc.	878	119,259

		371,657

Food Products — 0.9%
Campbell Soup Co.	463	23,275
Flowers Foods Inc.	1,149	27,346
Hershey Co. (The)	90	14,235

		64,856

Health Care Equipment & Supplies — 0.1%
Medtronic PLC	41	4,843

Health Care Providers & Services — 1.6%
CVS Health Corp.	422	31,747
DaVita Inc.(a)	264	28,451
Encompass Health Corp.	29	2,375
HCA Healthcare Inc.	210	39,552
Molina Healthcare Inc.(a)	33	7,714
Universal Health Services Inc., Class B	16	2,134

		111,973

Hotels, Restaurants & Leisure — 1.7%
McDonald’s Corp.	131	29,362
Travel + Leisure Co.	132	8,073
Yum China Holdings Inc.	142	8,408
Yum! Brands Inc.	647	69,993

		115,836

Household Durables — 0.7%
Newell Brands Inc.	376	10,069
PulteGroup Inc.	179	9,387
Tempur Sealy International Inc.	727	26,579

		46,035

Household Products — 1.9%
Colgate-Palmolive Co.	232	18,289
Kimberly-Clark Corp.	470	65,354
Procter & Gamble Co. (The)	343	46,452

		130,095

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.8%
Vistra Corp.	3,241	$57,301

Industrial Conglomerates — 0.1%
Carlisle Companies Inc.	5	823
General Electric Co.	391	5,134
Honeywell International Inc.	2	434

		6,391

Insurance — 8.6%
Aflac Inc.	836	42,786
Allstate Corp. (The)	704	80,890
American Financial Group Inc./OH	383	43,700
American National Group Inc.	163	17,583
Assurant Inc.	93	13,185
Assured Guaranty Ltd.	337	14,248
Athene Holding Ltd., Class A(a)	133	6,703
Axis Capital Holdings Ltd.	10	496
Brighthouse Financial Inc.(a)	1,071	47,392
Cincinnati Financial Corp.	33	3,402
CNA Financial Corp.	235	10,488
Globe Life Inc.	52	5,025
Hanover Insurance Group Inc. (The)	231	29,905
Hartford Financial Services Group Inc. (The)	358	23,911
Loews Corp.	367	18,820
Mercury General Corp.	458	27,851
MetLife Inc.	495	30,091
Primerica Inc.	244	36,068
Principal Financial Group Inc.	645	38,674
Prudential Financial Inc.	32	2,915
Unum Group	1,399	38,934
White Mountains Insurance Group Ltd.	49	54,630

		587,697

Internet & Direct Marketing Retail — 0.9%
eBay Inc.	329	20,148
Qurate Retail Inc., Series A	905	10,643
Wayfair Inc., Class A(a)	104	32,734

		63,525

IT Services — 2.1%
Concentrix Corp.(a)	176	26,351
Euronet Worldwide Inc.(a)	35	4,840
Paychex Inc.	226	22,152
VeriSign Inc.(a)	292	58,038
Western Union Co. (The)	1,339	33,020

		144,401

Leisure Products — 0.0%
Hasbro Inc.	6	577

Life Sciences Tools & Services — 0.3%
Mettler-Toledo International Inc.(a)	19	21,958

Machinery — 3.4%
AGCO Corp.	102	14,652
Allison Transmission Holdings Inc.	1,122	45,811
Crane Co.	5	470
Dover Corp.	167	22,901
Illinois Tool Works Inc.	40	8,861
Oshkosh Corp.	9	1,068
Otis Worldwide Corp.	1,947	133,272
Pentair PLC	16	997
Toro Co. (The)	18	1,856

		229,888

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Value Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media — 1.4%
Comcast Corp., Class A	773	$41,827
Discovery Inc., Class A(a)	121	5,259
John Wiley & Sons Inc., Class A	8	434
News Corp., Class A, NVS	206	5,239
News Corp., Class B	483	11,331
Omnicom Group Inc.	236	17,499
Sirius XM Holdings Inc.	2,073	12,624

		94,213

Metals & Mining — 0.6%
Reliance Steel & Aluminum Co.	290	44,164

Multi-Utilities — 0.4%
Ameren Corp.	342	27,825
CMS Energy Corp.	7	429
Consolidated Edison Inc.	6	449

		28,703

Multiline Retail — 1.3%
Kohl’s Corp.	270	16,095
Target Corp.	368	72,890

		88,985

Oil, Gas & Consumable Fuels — 2.8%
Antero Midstream Corp.	2,161	19,514
Cabot Oil & Gas Corp.	952	17,878
Chevron Corp.	400	41,916
ConocoPhillips	896	47,461
Devon Energy Corp.	2,121	46,344
Exxon Mobil Corp.	35	1,954
Marathon Oil Corp.	1,310	13,991
Phillips 66	6	489

		189,547

Personal Products — 0.6%
Estee Lauder Companies Inc. (The), Class A	21	6,108
Herbalife Nutrition Ltd.(a)	653	28,967
Nu Skin Enterprises Inc., Class A	115	6,082

		41,157

Pharmaceuticals — 6.5%
Bristol-Myers Squibb Co.	1,172	73,988
Johnson & Johnson	1,014	166,651
Merck & Co. Inc.	1,878	144,775
Pfizer Inc.	1,767	64,019

		449,433

Professional Services — 2.5%
Dun & Bradstreet Holdings Inc.(a)(b)	1,891	45,025
FTI Consulting Inc.(a)	485	67,953
ManpowerGroup Inc.	122	12,066
Robert Half International Inc.	580	45,281

		170,325

Road & Rail — 0.0%
Landstar System Inc.	14	2,311
Schneider National Inc., Class B	23	574

		2,885

Semiconductors & Semiconductor Equipment — 2.1%
Cirrus Logic Inc.(a)	232	19,671
Intel Corp.	1,172	75,008
Qorvo Inc.(a)	101	18,453
Texas Instruments Inc.	165	31,183

		144,315

Security	Shares	Value

Software — 3.9%
Aspen Technology Inc.(a)	338	$48,784
Citrix Systems Inc.	485	68,075
Crowdstrike Holdings Inc., Class A(a)	232	42,342
FireEye Inc.(a)	204	3,992
Manhattan Associates Inc.(a)	252	29,580
McAfee Corp., Class A	2,307	52,461
Teradata Corp.(a)	493	19,000

		264,234

Specialty Retail — 3.6%
AutoNation Inc.(a)	5	466
AutoZone Inc.(a)	11	15,447
Best Buy Co. Inc.	394	45,235
Dick’s Sporting Goods Inc.	138	10,509
Foot Locker Inc.	82	4,613
Home Depot Inc. (The)	234	71,428
L Brands Inc.	155	9,588
Leslie’s Inc.(a)	2,036	49,862
Williams-Sonoma Inc.	236	42,291

		249,439

Technology Hardware, Storage & Peripherals — 2.3%
Hewlett Packard Enterprise Co.	4,238	66,706
HP Inc.	1,009	32,036
NetApp Inc.	257	18,676
Xerox Holdings Corp.	1,661	40,313

		157,731

Textiles, Apparel & Luxury Goods — 1.6%
Carter’s Inc.	171	15,207
Columbia Sportswear Co.	365	38,555
Ralph Lauren Corp.	446	54,929

		108,691

Thrifts & Mortgage Finance — 0.1%
Rocket Companies Inc., Class A(b)	346	7,989

Tobacco — 1.6%
Altria Group Inc.	374	19,134
Philip Morris International Inc.	1,016	90,160

		109,294

Trading Companies & Distributors — 0.7%
MSC Industrial Direct Co. Inc., Class A	132	11,905
WW Grainger Inc.	94	37,688

		49,593

Wireless Telecommunication Services — 0.6%
Telephone and Data Systems Inc.	1,415	32,488
U.S. Cellular Corp.(a)	262	9,558

		42,046

Total Common Stocks — 99.8% (Cost: $5,345,956)		6,847,612

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® Factors US Value Style ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 2.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	178,029	$178,136

Total Short-Term Investments — 2.6% (Cost: $178,136)		178,136

Total Investments in Securities — 102.4% (Cost: $5,524,092)		7,025,748

Other Assets, Less Liabilities — (2.4)%		(162,326)

Net Assets — 100.0%		$6,863,422

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$92,157	$85,875	(a)	$—		$136	$(32)	$178,136	178,029	$2,504	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	3,000	—		(3,000	)(a)	—	—	—	—	4		—

						$136	$(32)	$178,136		$2,508		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$6,847,612	$—	$—	$6,847,612
Money Market Funds	178,136	—	—	178,136

	$7,025,748	$—	$—	$7,025,748

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments March 31, 2021	iShares® US Small Cap Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.4%
Ducommun Inc.(a)	8,282	$496,920

Air Freight & Logistics — 0.2%
Atlas Air Worldwide Holdings Inc.(a)	4,491	271,436

Auto Components — 1.5%
Cooper Tire & Rubber Co.	8,602	481,540
Dana Inc.	22,115	538,058
Modine Manufacturing Co.(a)	43,524	642,849

		1,662,447

Banks — 24.2%
1st Source Corp.	8,844	420,797
Allegiance Bancshares Inc.	5,269	213,605
Atlantic Union Bankshares Corp.	12,760	489,474
Banc of California Inc.	26,111	472,087
BancFirst Corp.	6,660	470,795
BancorpSouth Bank	14,038	455,954
Bank of NT Butterfield & Son Ltd. (The)	12,235	467,622
BankUnited Inc.	6,527	286,862
Brookline Bancorp. Inc.	9,628	144,420
Bryn Mawr Bank Corp.	10,935	497,652
Cathay General Bancorp	12,576	512,849
Central Pacific Financial Corp.	3,980	106,186
City Holding Co.	1,445	118,172
Columbia Banking System Inc.	3,490	150,384
Community Trust Bancorp. Inc.	9,650	424,889
ConnectOne Bancorp. Inc.	19,361	490,801
CrossFirst Bankshares Inc.(a)	31,381	432,744
Customers Bancorp. Inc.(a)	22,841	726,801
CVB Financial Corp.	10,711	236,606
Dime Community Bancshares Inc.	30,714	925,720
Enterprise Financial Services Corp.	9,997	494,252
First BanCorp./Puerto Rico	15,946	179,552
First Bancshares Inc. (The)	12,995	475,747
First Busey Corp.	17,155	440,026
First Financial Bancorp	4,498	107,952
First Financial Corp./IN	8,687	391,002
First Foundation Inc.	20,849	489,118
First Merchants Corp.	11,749	546,328
Flushing Financial Corp.	25,888	549,602
Fulton Financial Corp.	29,209	497,429
German American Bancorp. Inc.	10,060	464,973
Great Southern Bancorp. Inc.	7,527	426,555
Hancock Whitney Corp.	14,456	607,297
Hanmi Financial Corp.	11,471	226,323
Heritage Commerce Corp.	40,860	499,309
Heritage Financial Corp./WA	4,526	127,814
Home BancShares Inc./AR	17,974	486,197
Hope Bancorp Inc.	7,120	107,227
Horizon Bancorp Inc./IN	26,992	501,511
Independent Bank Corp.	4,569	384,664
Independent Bank Corp./MI	21,676	512,421
Independent Bank Group Inc.	6,064	438,063
Investors Bancorp. Inc.	29,024	426,363
Lakeland Bancorp. Inc.	27,437	478,227
Midland States Bancorp. Inc.	21,171	587,284
NBT Bancorp. Inc.	3,104	123,850
Nicolet Bankshares Inc.(a)	4,996	416,966
OFG Bancorp	20,013	452,694

Security	Shares	Value

Banks (continued)
Old National Bancorp./IN	13,624	$263,488
Pacific Premier Bancorp. Inc.	7,406	321,717
Peoples Bancorp. Inc./OH	14,304	474,464
Preferred Bank/Los Angeles CA	3,154	200,847
S&T Bancorp. Inc.	4,705	157,617
Sandy Spring Bancorp. Inc.	11,813	513,039
Seacoast Banking Corp. of Florida(a)	4,818	174,604
Simmons First National Corp., Class A	5,250	155,767
South State Corp.	5,664	444,681
Texas Capital Bancshares Inc.(a)	8,738	619,699
Tompkins Financial Corp.	4,716	390,013
Towne Bank/Portsmouth VA	16,617	505,157
TriCo Bancshares	11,122	526,849
TriState Capital Holdings Inc.(a)	20,588	474,759
Triumph Bancorp. Inc.(a)	5,376	416,049
Trustmark Corp.	12,736	428,694
United Bankshares Inc./WV	12,478	481,401
United Community Banks Inc./GA	8,535	291,214
Valley National Bancorp	39,777	546,536
Washington Trust Bancorp. Inc.	8,903	459,662

		27,329,423

Biotechnology — 0.2%
Vanda Pharmaceuticals Inc.(a)	17,410	261,498

Building Products — 1.7%
American Woodmark Corp.(a)	3,480	343,058
Apogee Enterprises Inc.	12,737	520,689
Builders FirstSource Inc.(a)	8,358	387,561
Insteel Industries Inc.	9,654	297,729
Quanex Building Products Corp.	14,796	388,099

		1,937,136

Capital Markets — 2.6%
BGC Partners Inc., Class A	113,531	548,355
Cowen Inc., Class A	16,718	587,638
Federated Hermes Inc.	12,658	396,195
Piper Sandler Cos	3,731	409,104
Stifel Financial Corp.	8,088	518,117
Waddell & Reed Financial Inc., Class A	18,394	460,770

		2,920,179

Chemicals — 2.0%
AdvanSix Inc.(a)	21,145	567,109
Avient Corp.	10,275	485,699
HB Fuller Co.	5,851	368,087
Minerals Technologies Inc.	5,326	401,154
PQ Group Holdings Inc.	26,626	444,654

		2,266,703

Commercial Services & Supplies — 3.8%
ABM Industries Inc.	7,452	380,127
ACCO Brands Corp.	46,942	396,191
BrightView Holdings Inc.(a)	23,881	402,872
Herman Miller Inc.	9,034	371,749
HNI Corp.	8,697	344,053
Interface Inc.	44,492	555,260
KAR Auction Services Inc.	4,198	62,970
Knoll Inc.	22,594	373,027
Matthews International Corp., Class A	12,165	481,126
SP Plus Corp.(a)	15,163	497,195
Steelcase Inc., Class A	26,934	387,580

		4,252,150

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® US Small Cap Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment — 0.7%
Comtech Telecommunications Corp.	19,419	$482,368
NetScout Systems Inc.(a)	12,500	352,000

		834,368

Construction & Engineering — 3.3%
Aegion Corp., Class A(a)	19,252	553,495
Arcosa Inc.	6,188	402,777
EMCOR Group Inc.	4,025	451,444
Great Lakes Dredge & Dock Corp.(a)	28,728	418,854
MasTec Inc.(a)	6,445	603,897
MYR Group Inc.(a)	7,317	524,409
Primoris Services Corp.	9,381	310,793
Sterling Construction Co. Inc.(a)	19,267	446,994

		3,712,663

Construction Materials — 0.4%
Summit Materials Inc., Class A(a)	16,506	462,498

Consumer Finance — 0.5%
EZCORP Inc., Class A, NVS(a)	54,351	270,125
World Acceptance Corp.(a)	2,586	335,559

		605,684

Distributors — 0.8%
Funko Inc., Class A(a)	46,565	916,399

Diversified Consumer Services — 0.3%
Laureate Education Inc., Class A(a)	20,524	278,921

Electrical Equipment — 1.1%
Encore Wire Corp.	5,873	394,254
Powell Industries Inc.	11,291	382,426
Thermon Group Holdings Inc.(a)	24,224	472,126

		1,248,806

Electronic Equipment, Instruments & Components — 3.3%
Benchmark Electronics Inc.	13,527	418,255
Insight Enterprises Inc.(a)	4,810	458,970
Knowles Corp.(a)	18,311	383,066
Methode Electronics Inc.	9,572	401,833
MTS Systems Corp.	14,091	820,096
Sanmina Corp.(a)	10,078	417,028
TTM Technologies Inc.(a)	23,919	346,826
Vishay Intertechnology Inc.	17,492	421,207

		3,667,281

Energy Equipment & Services — 1.2%
National Energy Services Reunited Corp.(a)	42,702	528,224
RPC Inc.(a)	63,844	344,757
Solaris Oilfield Infrastructure Inc., Class A	42,900	526,383

		1,399,364

Equity Real Estate Investment Trusts (REITs) — 2.9%
Acadia Realty Trust	7,299	138,462
Columbia Property Trust Inc.	25,047	428,304
Kite Realty Group Trust	23,490	453,122
Piedmont Office Realty Trust Inc., Class A	20,112	349,345
Sabra Health Care REIT Inc.	19,801	343,745
SITE Centers Corp.	37,841	513,124
Summit Hotel Properties Inc.	51,716	525,435
Xenia Hotels & Resorts Inc.	29,460	574,470

		3,326,007

Food & Staples Retailing — 0.6%
Andersons Inc. (The)	14,232	389,672

Security	Shares	Value

Food & Staples Retailing (continued)
SpartanNash Co.	16,695	$327,723

		717,395

Food Products — 0.3%
Fresh Del Monte Produce Inc.	11,900	340,697

Gas Utilities — 0.6%
Southwest Gas Holdings Inc.	4,315	296,484
Spire Inc.	5,119	378,243

		674,727

Health Care Providers & Services — 0.4%
Select Medical Holdings Corp.(a)	13,100	446,710

Household Durables — 2.9%
Century Communities Inc.(a)	6,455	389,366
Ethan Allen Interiors Inc.	20,084	554,519
Hooker Furniture Corp.	10,562	385,091
KB Home	7,116	331,107
La-Z-Boy Inc.	8,626	366,432
M/I Homes Inc.(a)	5,928	350,167
Meritage Homes Corp.(a)	2,478	227,778
Taylor Morrison Home Corp.(a)	11,094	341,806
TRI Pointe Homes Inc.(a)	15,085	307,131

		3,253,397

Insurance — 3.6%
American Equity Investment Life Holding Co.	8,020	252,871
CNO Financial Group Inc.	17,009	413,149
Employers Holdings Inc.	1,785	76,862
Enstar Group Ltd.(a)	1,691	417,220
HCI Group Inc.	5,535	425,199
Heritage Insurance Holdings Inc.	26,473	293,321
Horace Mann Educators Corp.	1,617	69,871
ProAssurance Corp.	3,453	92,402
Selective Insurance Group Inc.	5,286	383,446
SiriusPoint Ltd.(a)	38,547	392,023
Stewart Information Services Corp.	1,943	101,094
United Fire Group Inc.	13,184	458,803
Universal Insurance Holdings Inc.	19,093	273,794
Watford Holdings Ltd.(a)	11,879	411,132

		4,061,187

IT Services — 0.5%
Cardtronics PLC, Class A(a)	13,740	533,112

Machinery — 3.5%
Altra Industrial Motion Corp.	7,364	407,377
Barnes Group Inc.	7,634	378,188
Columbus McKinnon Corp./NY	8,241	434,795
EnPro Industries Inc.	4,837	412,451
Greenbrier Companies Inc. (The)	9,278	438,107
Meritor Inc.(a)	13,005	382,607
Mueller Industries Inc.	10,075	416,601
REV Group Inc.	34,479	660,618
Wabash National Corp.	22,809	428,809

		3,959,553

Marine — 0.7%
Matson Inc.	6,810	454,227
SEACOR Holdings Inc.(a)	9,087	370,295

		824,522

Media — 0.4%
Scholastic Corp., NVS	12,999	391,400

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) March 31, 2021	iShares® US Small Cap Value Factor ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining — 3.3%
Allegheny Technologies Inc.(a)	31,199	$657,051
Carpenter Technology Corp.	14,979	616,386
Commercial Metals Co.	13,652	421,028
Haynes International Inc.	15,959	473,504
Kaiser Aluminum Corp.	5,086	562,003
Schnitzer Steel Industries Inc., Class A	14,146	591,161
Warrior Met Coal Inc.	613	10,501
Worthington Industries Inc.	6,672	447,624

		3,779,258

Mortgage Real Estate Investment — 0.3%
Broadmark Realty Capital Inc.	27,643	289,146

Multi-Utilities — 1.2%
Avista Corp.	7,852	374,933
Black Hills Corp.	5,099	340,460
NorthWestern Corp.	5,621	366,489
Unitil Corp.	7,079	323,440

		1,405,322

Oil, Gas & Consumable Fuels — 3.0%
Clean Energy Fuels Corp.(a)	108,691	1,493,414
CNX Resources Corp.(a)	28,940	425,418
DHT Holdings Inc.	52,905	313,727
Dorian LPG Ltd.(a)	34,035	446,880
Nordic American Tankers Ltd.	78,159	254,017
World Fuel Services Corp.	12,836	451,827

		3,385,283

Paper & Forest Products — 0.9%
Clearwater Paper Corp.(a)	7,214	271,391
Domtar Corp.	10,405	384,465
Glatfelter Corp.	19,820	339,913

		995,769

Pharmaceuticals — 0.3%
Prestige Consumer Healthcare Inc.(a)(b)	7,493	330,292

Professional Services — 1.4%
Heidrick & Struggles International Inc.	13,878	495,722
Kelly Services Inc., Class A, NVS	16,005	356,432
Resources Connection Inc.	23,619	319,801
TrueBlue Inc.(a)	17,615	387,882

		1,559,837

Real Estate Management & Development — 0.3%
RE/MAX Holdings Inc., Class A	8,185	322,407

Road & Rail — 1.2%
ArcBest Corp.	8,756	616,160
Covenant Logistics Group Inc., Class A(a)	15,609	321,389
U.S. Xpress Enterprises Inc., Class A(a)	33,079	388,678

		1,326,227

Semiconductors & Semiconductor Equipment — 1.5%
Alpha & Omega Semiconductor Ltd.(a)	21,219	693,861
Amkor Technology Inc.	24,289	575,892
SMART Global Holdings Inc.(a)	9,976	459,096

		1,728,849

Software — 0.5%
BM Technologies Inc.	2,130	22,892
Xperi Holding Corp.	23,721	516,406

		539,298

Specialty Retail — 4.0%
Abercrombie & Fitch Co., Class A	19,530	670,074

Security	Shares	Value

Specialty Retail (continued)
Hibbett Sports Inc.(a)(b)	6,954	$479,061
MarineMax Inc.(a)	10,614	523,907
ODP Corp. (The)	13,989	605,584
Rent-A-Center Inc./TX	9,122	525,975
Sportsman’s Warehouse Holdings Inc.(a)	19,076	328,870
Tilly’s Inc., Class A(a)	45,191	511,562
Urban Outfitters Inc.(a)	13,104	487,338
Zumiez Inc.(a)	9,807	420,720

		4,553,091

Textiles, Apparel & Luxury Goods — 1.9%
Movado Group Inc.	26,957	766,927
Superior Group of Companies Inc.	11,782	299,498
Unifi Inc.(a)	21,179	583,693
Vera Bradley Inc.(a)	44,610	450,561

		2,100,679

Thrifts & Mortgage Finance — 3.6%
HomeStreet Inc.	544	23,974
Kearny Financial Corp./MD	37,874	457,518
Meridian Bancorp. Inc.	26,268	483,856
Meta Financial Group Inc.	4,229	191,616
NMI Holdings Inc., Class A(a)	15,317	362,094
Northfield Bancorp. Inc.	22,747	362,132
Premier Financial Corp.	17,460	580,720
Provident Financial Services Inc.	12,253	272,997
Radian Group Inc.	18,337	426,335
TrustCo Bank Corp. NY	15,946	117,522
Washington Federal Inc.	13,083	402,956
WSFS Financial Corp.	8,497	423,066

		4,104,786

Trading Companies & Distributors — 2.9%
Beacon Roofing Supply Inc.(a)	8,780	459,370
Boise Cascade Co.	6,833	408,818
DXP Enterprises Inc./TX(a)	16,891	509,601
GMS Inc.(a)	11,289	471,316
Rush Enterprises Inc., Class A	8,079	402,577
Titan Machinery Inc.(a)	20,582	524,841
WESCO International Inc.(a)	6,191	535,707

		3,312,230

Total Common Stocks — 90.9% (Cost: $91,683,387)		102,785,057

Short-Term Investments

Money Market Funds — 10.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	376,359	376,585
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	11,350,000	11,350,000

		11,726,585

Total Short-Term Investments — 10.4% (Cost: $11,726,585)		11,726,585

Total Investments in Securities — 101.3% (Cost: $103,409,972)		114,511,642

Other Assets, Less Liabilities — (1.3)%		(1,451,310)

Net Assets — 100.0%		$113,060,332

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® US Small Cap Value Factor ETF

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/27/20	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation	)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$376,585	(b)	$—	$—	$—		$376,585	376,359	$205	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		11,350,000	(b)	—	—	—		11,350,000	11,350,000	429		—

						$—	$—		$11,726,585		$634		$—

(a)	The Fund commenced operations on October 27, 2020.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs & Co.(b)	02/27/23	$3,519,980	$(152,820	)(c)	$3,368,689	3.1%
	Monthly	HSBC Bank USA N.A.(d)	02/10/23	2,958,539	(76,440	)(e)	2,887,217	2.6
	Monthly	JPMorgan Securities PLC(f)	02/08/23	3,462,882	(88,043	)(g)	3,369,452	3.1

					$(317,303)		$9,625,358

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(1,529) of net dividends and financing fees.
(e)	Amount includes $(5,118) of net dividends, payable for referenced securities purchased and financing fees.
(g)	Amount includes $5,387 of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	65 basis points	65 basis points	65 basis points
Benchmarks:	USD - 1M US Dollar LIBOR BBA	USD - 1M US Dollar LIBOR BBA	USD - 1M US Dollar LIBOR BBA

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) March 31, 2021	iShares® US Small Cap Value Factor ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of March 31, 2021 expiration date 02/27/23.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Allegiance Bancshares Inc.	1,375	$55,743	1.6%
BankUnited Inc.	1,963	86,274	2.6
Brookline Bancorp. Inc.	3,734	56,010	1.7
Central Pacific Financial Corp.	5,564	148,448	4.4
City Holding Co.	1,365	111,630	3.3
Columbia Banking System Inc.	2,332	100,486	3.0
Customers Bancorp. Inc.(a)	270	8,591	0.3
CVB Financial Corp.	3,028	66,889	2.0
First BanCorp./Puerto Rico	5,250	59,115	1.8
First Financial Bancorp.	8,471	203,304	6.0
Hanmi Financial Corp.	8,290	163,562	4.9
Heritage Financial Corp./WA	5,084	143,572	4.3
Hope Bancorp Inc.	7,006	105,510	3.1
Independent Bank Corp.	476	40,074	1.2
Investors Bancorp. Inc.	3,467	50,930	1.5
NBT Bancorp. Inc.	2,306	92,009	2.7
OFG Bancorp.	1,195	27,031	0.8
Pacific Premier Bancorp. Inc.	2,830	122,935	3.6
Preferred Bank/Los Angeles CA	2,700	171,936	5.1
S&T Bancorp. Inc.	3,266	109,411	3.2
Seacoast Banking Corp. of Florida(a)	4,644	168,299	5.0
Simmons First National Corp.	3,985	118,235	3.5
Triumph Bancorp. Inc.(a)	1,492	115,466	3.4
United Community Banks Inc./GA	4,044	137,981	4.1

		2,463,441

Equity Real Estate Investment Trusts (REITs)
Acadia Realty Trust	3,772	71,555	2.1
Xenia Hotels & Resorts Inc.	342	6,669	0.2

		78,224

Insurance
American Equity Investment Life Holding Co.	508	16,017	0.5
Employers Holdings Inc.	2,292	98,694	2.9
Horace Mann Educators Corp.	1,215	52,500	1.6
ProAssurance Corp.	8,414	225,159	6.7
Stewart Information Services Corp.	972	50,573	1.5

		442,943

Thrifts & Mortgage Finance
HomeStreet Inc.	3,930	173,195	5.2
Meta Financial Group Inc.	1,061	48,074	1.4
Northfield Bancorp. Inc.	3,133	49,877	1.5
Provident Financial Services Inc.	2,309	51,445	1.5
TrustCo Bank Corp. NY	7,384	54,420	1.6
WSFS Financial Corp.	142	7,070	0.2

		384,081

Total Reference Entity — Long		3,368,689

Net Value of Reference Entity — Goldman Sachs & Co.		$3,368,689

(a)	Non-income producing security.

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank USA N.A. as of March 31, 2021 expiration date 02/10/23.

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Allegiance Bancshares Inc.	936	$37,945	1.3%
BankUnited Inc.	2,498	109,787	3.8
Brookline Bancorp. Inc.	7,180	107,700	3.7
Central Pacific Financial Corp.	6,989	186,467	6.5
City Holding Co.	964	78,836	2.7
Columbia Banking System Inc.	2,247	96,823	3.3
Customers Bancorp. Inc.(a)	231	7,350	0.3
CVB Financial Corp.	672	14,844	0.5
First BanCorp./Puerto Rico	3,740	42,112	1.5
First Financial Bancorp.	6,106	146,544	5.1
Hanmi Financial Corp.	3,625	71,521	2.5
Heritage Financial Corp./WA	1,434	40,496	1.4
Hope Bancorp Inc.	10,598	159,606	5.5
Investors Bancorp. Inc.	3,907	57,394	2.0
NBT Bancorp. Inc.	2,698	107,650	3.7
Old National Bancorp./IN	3,426	66,259	2.3
Pacific Premier Bancorp. Inc.	1,841	79,973	2.8
Preferred Bank/Los Angeles CA	1,253	79,791	2.8
S&T Bancorp. Inc.	3,309	110,852	3.8
Seacoast Banking Corp. of Florida(a)	3,442	124,738	4.3
Simmons First National Corp.	3,429	101,738	3.5
Triumph Bancorp. Inc.(a)	481	37,225	1.3
United Community Banks Inc./GA	1,504	51,316	1.8

		1,916,967

Equity Real Estate Investment Trusts (REITs)
Acadia Realty Trust	2,421	45,926	1.6

Insurance
American Equity Investment Life Holding Co.	2,260	71,258	2.5
Employers Holdings Inc.	1,745	75,140	2.6
Horace Mann Educators Corp.	1,849	79,895	2.8
ProAssurance Corp.	1,597	42,736	1.5
Stewart Information Services Corp.	2,088	108,639	3.7

		377,668

Thrifts & Mortgage Finance
HomeStreet Inc.	2,379	104,843	3.6
Meta Financial Group Inc.	4,015	181,920	6.3
Northfield Bancorp. Inc.	2,804	44,640	1.6
Provident Financial Services Inc.	4,189	93,331	3.2
TrustCo Bank Corp. NY	8,713	64,215	2.2
WSFS Financial Corp.	1,159	57,707	2.0

		546,656

Total Reference Entity — Long		2,887,217

Net Value of Reference Entity — HSBC Bank USA N.A.		$2,887,217

(a)	Non-income producing security.

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Securities PLC as of March 31, 2021 expiration date 02/8/23.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® US Small Cap Value Factor ETF

	Shares	Value	% of Basket Value

Reference Entity — Long

Banks
Allegiance Bancshares Inc.	3,727	$151,093	4.5%
BankUnited Inc.	1,073	47,158	1.4
Brookline Bancorp. Inc.	10,025	150,375	4.5
Central Pacific Financial Corp.	2,940	78,439	2.3
City Holding Co.	813	66,487	2.0
Columbia Banking System Inc.	3,011	129,744	3.8
CVB Financial Corp.	1,479	32,671	1.0
First BanCorp./Puerto Rico	25,687	289,236	8.6
First Financial Bancorp.	2,937	70,488	2.1
Hanmi Financial Corp.	8,801	173,644	5.2
Heritage Financial Corp./WA	3,325	93,898	2.8
Hope Bancorp Inc.	10,115	152,332	4.5
NBT Bancorp. Inc.	1,745	69,626	2.1
Old National Bancorp./IN	3,989	77,147	2.3
Pacific Premier Bancorp. Inc.	1,044	45,351	1.3
Preferred Bank/Los Angeles CA	1,120	71,322	2.1
S&T Bancorp. Inc.	3,658	122,543	3.6
Seacoast Banking Corp. of Florida(a)	1,752	63,492	1.9
Simmons First National Corp.	4,003	118,769	3.5
Triumph Bancorp. Inc.(a)	1,137	87,992	2.6
United Community Banks Inc./GA	1,526	52,067	1.5

		2,143,874

Chemicals
HB Fuller Co.	18	1,132	0.0

	Shares	Value	% of Basket Value

Equity Real Estate Investment Trusts (REITs)
Acadia Realty Trust	11,401	$216,277	6.4
Xenia Hotels & Resorts Inc.	295	5,753	0.2

		222,030

Insurance
American Equity Investment Life Holding Co.	1,065	33,579	1.0
Employers Holdings Inc.	2,914	125,477	3.7
Horace Mann Educators Corp.	3,231	139,612	4.2
ProAssurance Corp.	3,432	91,840	2.7
Stewart Information Services Corp.	1,040	54,111	1.6

		444,619

Thrifts & Mortgage Finance
HomeStreet Inc.	3,405	150,058	4.5
Meta Financial Group Inc.	4,444	201,358	6.0
Northfield Bancorp. Inc.	291	4,633	0.1
Provident Financial Services Inc.	2,909	64,813	1.9
TrustCo Bank Corp. NY	18,580	136,935	4.1

		557,797

Total Reference Entity — Long		3,369,452

Net Value of Reference Entity — JPMorgan Securities PLC		$3,369,452

(a)	Non-income producing security.

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Total Return Swaps	$—	$—	$—	$(317,303)

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$317,303

For the period ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Swaps	$1,024,657

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$(317,303)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps:
Average notional value	$5,328,558

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) March 31, 2021	iShares® US Small Cap Value Factor ETF

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Swaps - OTC(a)	$—	$317,303

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	317,303
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	—	317,303

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by	Derivatives Available	Net Amount of Derivative
	Counterparty	for Offset	Liabilities	(a)

Goldman Sachs & Co.	$152,820	$—	$152,820
HSBC Bank USA N.A.	76,440	—	76,440
JPMorgan Securities PLC	88,043	—	88,043

	$317,303	$—	$317,303

(a)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$102,762,165	$22,892	$—	$102,785,057
Money Market Funds	11,726,585	—	—	11,726,585

	$114,488,750	$22,892	$—	$114,511,642

Derivative financial instruments(a)
Liabilities
Swaps	$—	$(317,303)	$—	$(317,303)

(a) Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

March 31, 2021

	iShares Factors US Blend Style ETF	iShares Factors US Growth Style ETF	iShares Factors US Mid Blend Style ETF	iShares Factors US Small Blend Style ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$5,645,594	$4,847,849	$6,058,565	$6,940,216
Affiliated(c)	162,453	127,035	209,282	495,528
Cash	7,430	3,123	6,489	6,524
Receivables:
Securities lending income — Affiliated	152	207	27	149
Dividends	4,825	1,652	4,942	4,398

Total assets	5,820,454	4,979,866	6,279,305	7,446,815

LIABILITIES
Collateral on securities loaned, at value	162,502	127,053	199,383	415,763
Payables:
Investment advisory fees	1,184	1,014	1,531	2,107
Unrealized depreciation on:
OTC swaps	—	—	527	2,234

Total liabilities	163,686	128,067	201,441	420,104

NET ASSETS	$5,656,768	$4,851,799	$6,077,864	$7,026,711

NET ASSETS CONSIST OF:
Paid-in capital	$3,877,668	$3,867,386	$3,855,468	$3,859,073
Accumulated earnings	1,779,100	984,413	2,222,396	3,167,638

NET ASSETS	$5,656,768	$4,851,799	$6,077,864	$7,026,711

Shares outstanding	150,000	150,000	150,000	150,000

Net asset value	$37.71	$32.35	$40.52	$46.84

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$154,541	$120,307	$196,184	$413,380
(b) Investments, at cost — Unaffiliated	$4,445,331	$3,845,999	$4,451,904	$4,658,934
(c) Investments, at cost — Affiliated	$162,453	$127,035	$209,282	$495,528

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Assets and Liabilities  (continued)

March 31, 2021

	iShares Factors US Value Style ETF	iShares US Small Cap Value Factor ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$6,847,612	$102,785,057
Affiliated(c)	178,136	11,726,585
Cash	7,275	2,171
Receivables:
Investments sold	—	86,360
Securities lending income — Affiliated	205	133
Capital shares sold	—	549,036
Dividends	9,840	70,691

Total assets	7,043,068	115,220,033

LIABILITIES
Collateral on securities loaned, at value	178,207	376,585
Payables:
Investments purchased	—	1,450,180
Investment advisory fees	1,439	15,633
Unrealized depreciation on:
OTC swaps	—	317,303

Total liabilities	179,646	2,159,701

NET ASSETS	$6,863,422	$113,060,332

NET ASSETS CONSIST OF:
Paid-in capital	$5,730,150	$101,350,975
Accumulated earnings	1,133,272	11,709,357

NET ASSETS	$6,863,422	$113,060,332

Shares outstanding	250,000	3,700,000

Net asset value	$27.45	$30.56

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$169,839	$366,997
(b) Investments, at cost — Unaffiliated	$5,345,956	$91,683,387
(c) Investments, at cost — Affiliated	$178,136	$11,726,585

See notes to financial statements.

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended March 31, 2021

	iShares Factors US Blend Style ETF (a)	iShares Factors US Growth Style ETF	iShares Factors US Mid Blend Style ETF (a)	iShares Factors US Small Blend Style ETF (a)

INVESTMENT INCOME
Dividends — Unaffiliated	$90,704	$51,838	$87,050	$77,662
Dividends — Affiliated	8	1	16	82
Securities lending income — Affiliated — net	3,217	3,253	1,823	5,331
Foreign taxes withheld	(104)	—	(129)	(69)

Total investment income	93,825	55,092	88,760	83,006

EXPENSES
Investment advisory fees	13,553	12,194	16,653	20,838

Total expenses	13,553	12,194	16,653	20,838

Net investment income	80,272	42,898	72,107	62,168

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	650,997	12,066	697,594	954,319
Investments — Affiliated	(40)	228	(92)	(226)
In-kind redemptions — Unaffiliated	210,832	326,164	242,909	321,101
Swaps	329	—	4,724	36,321

Net realized gain	862,118	338,458	945,135	1,311,515

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	1,200,263	1,877,074	1,606,661	2,281,282
Investments — Affiliated	—	(84)	—	—
Swaps	—	—	(527)	(2,234)

Net change in unrealized appreciation (depreciation)	1,200,263	1,876,990	1,606,134	2,279,048

Net realized and unrealized gain	2,062,381	2,215,448	2,551,269	3,590,563

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,142,653	$2,258,346	$2,623,376	$3,652,731

(a) For the period from April 14, 2020 (commencement of operations) to March 31, 2021.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Statements of Operations  (continued)

Year Ended March 31, 2021

	iShares Factors US Value Style ETF	iShares US Small Cap Value Factor ETF (a)

INVESTMENT INCOME
Dividends — Unaffiliated	$152,259	$417,645
Dividends — Affiliated	4	429
Securities lending income — Affiliated — net	2,504	205
Foreign taxes withheld	(198)	(353)

Total investment income	154,569	417,926

EXPENSES
Investment advisory fees	15,225	64,557

Total expenses	15,225	64,557

Less:
Investment advisory fees waived	—	(21,391)

Total expenses after fees waived	15,225	43,166

Net investment income	139,344	374,760

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(329,390)	(82,942)
Investments — Affiliated	136	—
In-kind redemptions — Unaffiliated	161,130	4,552,432
Swaps	—	1,024,657

Net realized gain	(168,124)	5,494,147

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	2,943,521	11,101,670
Investments — Affiliated	(32)	—
Swaps	—	(317,303)

Net change in unrealized appreciation (depreciation)	2,943,489	10,784,367

Net realized and unrealized gain	2,775,365	16,278,514

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,914,709	$16,653,274

(a) For the period from October 27, 2020 (commencement of operations) to March 31, 2021.

See notes to financial statements.

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Factors US Blend Style ETF	iShares Factors US Growth Style ETF

	Period From		Period From
	04/14/20 (a)	Year Ended	01/14/20 (a)
	to 03/31/21	03/31/21	to 03/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$80,272	$42,898	$11,748
Net realized gain (loss)	862,118	338,458	(63,270)
Net change in unrealized appreciation (depreciation)	1,200,263	1,876,990	(875,140)

Net increase (decrease) in net assets resulting from operations	2,142,653	2,258,346	(926,662)

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(90,143)	(43,655)	(11,248)
Return of capital	—	—	(896)

Decrease in net assets resulting from distributions to shareholders	(90,143)	(43,655)	(12,144)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	3,604,258	(1,416,764)	4,992,678

NET ASSETS
Total increase in net assets	5,656,768	797,927	4,053,872
Beginning of period	—	4,053,872	—

End of period	$5,656,768	$4,851,799	$4,053,872

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	61

Statements of Changes in Net Assets (continued)

iShares Factors US Mid Blend Style ETF		iShares Factors US Small Blend Style ETF

Period From		Period From

04/14/20	(a)	04/14/20	(a)
to 03/31/21		to 03/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$72,107	$62,168
Net realized gain	945,135	1,311,515
Net change in unrealized appreciation (depreciation)	1,606,134	2,279,048

Net increase in net assets resulting from operations	2,623,376	3,652,731

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(98,245)	(88,674)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,552,733	3,462,654

NET ASSETS
Total increase in net assets	6,077,864	7,026,711
Beginning of period	—	—

End of period	$6,077,864	$7,026,711

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Factors US Value Style ETF		iShares US Small Cap Value Factor ETF

	Year Ended 03/31/21	Period From 01/14/20 to 03/31/20 (a)	Period From 10/27/20 to 03/31/21	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$139,344	$29,196	$374,760
Net realized gain	(168,124)	(86,022)	5,494,147
Net change in unrealized appreciation (depreciation)	2,943,489	(1,441,833)	10,784,367

Net increase in net assets resulting from operations	2,914,709	(1,498,659)	16,653,274

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(158,652)	(26,491)	(394,188)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	614,979	5,017,536	96,801,246

NET ASSETS
Total increase in net assets	3,371,036	3,492,386	113,060,332
Beginning of period	3,492,386	—	—

End of period	$6,863,422	$3,492,386	$113,060,332

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	63

Financial Highlights

(For a share outstanding throughout each period)

iShares Factors US Blend Style ETF

Period From
04/14/20	(a)
to 03/31/21

Net asset value, beginning of period	$25.70

Net investment income(b)	0.45
Net realized and unrealized gain(c)	12.09

Net increase from investment operations	12.54

Distributions(d)
From net investment income	(0.53)

Total distributions	(0.53)

Net asset value, end of period	$37.71

Total Return
Based on net asset value	49.12	%(e)

Ratios to Average Net Assets
Total expenses	0.25	%(f)

Net investment income	1.48	%(f)

Supplemental Data
Net assets, end of period (000)	$5,657

Portfolio turnover rate(g)	97	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

iShares Factors US Growth Style ETF

Period From
Year Ended	01/14/20	(a)
03/31/21	to 03/31/20

Net asset value, beginning of period	$20.27	$24.96

Net investment income(b)	0.25	0.06
Net realized and unrealized gain (loss)(c)	12.08	(4.69)

Net increase (decrease) from investment operations	12.33	(4.63)

Distributions(d)
From net investment income	(0.25)	(0.06)
Return of capital	—	(0.00	)(e)

Total distributions	(0.25)	(0.06)

Net asset value, end of period	$32.35	$20.27

Total Return
Based on net asset value	61.00%	(18.54	)%(f)

Ratios to Average Net Assets
Total expenses	0.25%	0.25	%(g)

Net investment income	0.88%	1.20	%(g)

Supplemental Data
Net assets, end of period (000)	$4,852	$4,054

Portfolio turnover rate(h)	103%	13	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights (continued)

(For a share outstanding throughout each period)

iShares Factors US Mid Blend Style ETF

Period From

04/14/20	(a)
to 03/31/21

Net asset value, beginning of period	$25.55

Net investment income(b)	0.40
Net realized and unrealized gain(c)	15.16

Net increase from investment operations	15.56

Distributions(d)
From net investment income	(0.59)

Total distributions	(0.59)

Net asset value, end of period	$40.52

Total Return
Based on net asset value	61.33	%(e)

Ratios to Average Net Assets
Total expenses	0.30	%(f)

Net investment income	1.30	%(f)

Supplemental Data
Net assets, end of period (000)	$6,078

Portfolio turnover rate(g)	105	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

iShares Factors US Small Blend Style ETF

Period From
04/14/20	(a)
to 03/31/21

Net asset value, beginning of period	$25.46

Net investment income(b)	0.35
Net realized and unrealized gain(c)	21.57

Net increase from investment operations	21.92

Distributions(d)
From net investment income	(0.54)

Total distributions	(0.54)

Net asset value, end of period	$46.84

Total Return
Based on net asset value	86.67	%(e)

Ratios to Average Net Assets
Total expenses	0.35	%(f)

Net investment income	1.04	%(f)

Supplemental Data
Net assets, end of period (000)	$7,027

Portfolio turnover rate(g)	111	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout each period)

iShares Factors US Value Style ETF

Period From

Year Ended	01/14/20	(a)
03/31/21	to 03/31/20

Net asset value, beginning of period	$17.46	$25.09

Net investment income(b)	0.51	0.15
Net realized and unrealized gain (loss)(c)	10.06	(7.65)

Net increase (decrease) from investment operations	10.57	(7.50)

Distributions(d)
From net investment income	(0.58)	(0.13)

Total distributions	(0.58)	(0.13)

Net asset value, end of period	$27.45	$17.46

Total Return
Based on net asset value	61.25%	(29.87	)%(e)

Ratios to Average Net Assets
Total expenses	0.25%	0.25	%(f)

Net investment income	2.29%	3.09	%(f)

Supplemental Data
Net assets, end of period (000)	$6,863	$3,492

Portfolio turnover rate(g)	148%	16	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares US Small Cap Value Factor ETF

	Period From 10/27/20 to 03/31/21	(a)

Net asset value, beginning of period	$19.56

Net investment income(b)	0.20
Net realized and unrealized gain(c)	10.94

Net increase from investment operations	11.14

Distributions(d)
From net investment income	(0.14)

Total distributions	(0.14)

Net asset value, end of period	$30.56

Total Return
Based on net asset value	57.05	%(e)

Ratios to Average Net Assets
Total expenses	0.30	%(f)

Total expenses after fees waived	0.20	%(f)

Net investment income	1.74	%(f)

Supplemental Data
Net assets, end of period (000)	$113,060

Portfolio turnover rate(g)	14	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Factors US Blend Style(a)	Non-diversified
Factors US Growth Style	Non-diversified
Factors US Mid Blend Style(a)	Non-diversified
Factors US Small Blend Style(a)	Non-diversified
Factors US Value Style	Non-diversified
US Small Cap Value Factor(b)	Diversified

(a)	The Fund commenced operations on April 14, 2020.
(b)	The Fund commenced operations on October 27, 2020.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the statement of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statement of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA as of March 31, 2021:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Factors US Blend Style
Barclays Bank PLC	$12,122	$12,122		$—	$—
BNP Paribas Securities Corp.	5,036	5,036		—	—
Citigroup Global Markets Inc.	15,373	15,373		—	—
Goldman Sachs & Co.	49,140	49,140		—	—
Morgan Stanley & Co. LLC	68,137	68,137		—	—
UBS AG	4,733	4,733		—	—

	$154,541	$154,541		$—	$—

Factors US Growth Style
Barclays Bank PLC	$17,859	$17,859		$—	$—
BNP Paribas Securities Corp.	5,439	5,439		—	—
Morgan Stanley & Co. LLC	97,009	97,009		—	—

	$120,307	$120,307		$—	$—

Factors US Mid Blend Style
BNP Paribas Securities Corp.	$35,510	$35,510		$—	$—
Goldman Sachs & Co.	41,627	41,627		—	—
HSBC Bank PLC	5,245	5,245		—	—
JPMorgan Securities LLC	113,802	113,802		—	—

	$196,184	$196,184		$—	$—

Factors US Small Blend Style
BNP Paribas Securities Corp.	$2,751	$2,732		$—	$(19	)(b)
Citigroup Global Markets Inc.	68,139	68,139		—	—
Credit Suisse Securities (USA) LLC	17,582	17,582		—	—
Goldman Sachs & Co.	175,097	175,097		—	—
HSBC Bank PLC	11,853	11,831		—	(22	)(b)
JPMorgan Securities LLC	90,858	90,858		—	—
Nomura Securities International Inc.	13,727	13,554		—	(173	)(b)
Pershing LLC	7,384	7,384		—	—
TD Prime Services LLC	496	496		—	—
UBS AG	25,493	25,493		—	—

	$413,380	$413,166		$—	$(214)

Factors US Value Style
Barclays Bank PLC	$27,095	$27,095		$—	$—
Citigroup Global Markets Inc.	44,572	44,572		—	—
Morgan Stanley & Co. LLC	98,172	98,172		—	—

	$169,839	$169,839		$—	$—

US Small Cap Value Factor
Citigroup Global Markets Inc.	$224,808	$224,808		$—	$—
Goldman Sachs & Co.	142,189	142,189		—	—

	$366,997	$366,997		$—	$—

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Notes to Financial Statements  (continued)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Total return swaps are entered into by the iShares Factors US Blend Style ETF, iShares Factors US Mid Blend Style ETF, iShares Factors US Small Blend Style and iShares US Small Cap Value Factor ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand

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Notes to Financial Statements  (continued)

ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund:

iShares ETF	Investment Advisory Fee
Factors US Blend Style	0.25%
Factors US Growth Style	0.25
Factors US Mid Blend Style	0.30
Factors US Small Blend Style	0.35
Factors US Value Style	0.25
US Small Cap Value Factor	0.30

Expense Waivers: The total of the investment advisory fee and any fund other expenses are a fund’s total annual operating expenses. For the iShares US Small Cap Value Factor ETF, effective November 9, 2020, BFA has contractually agreed to waive a portion of its management fee so that the Fund’s total annual fund operating expenses after the fee waiver will not exceed 0.20% through March 31, 2023.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended March 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
US Small Cap Value Factor	$ 21,391

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, each Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the

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Notes to Financial Statements  (continued)

securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended March 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Factors US Blend Style	$ 1,017
Factors US Growth Style	1,034
Factors US Mid Blend Style	604
Factors US Small Blend Style	1,856
Factors US Value Style	813
US Small Cap Value Factor	88

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended March 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Factors US Value Style	$248,968	$730,787	$(82,644)
US Small Cap Value Factor	—	3,496	(207)
Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended March 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Factors US Blend Style	$5,344,443	$5,381,073
Factors US Growth Style	4,911,017	4,930,501
Factors US Mid Blend Style	5,898,330	5,936,005
Factors US Small Blend Style	6,582,348	6,696,185
Factors US Value Style	8,933,528	8,926,119
US Small Cap Value Factor	9,346,509	5,713,439

For the year ended March 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Factors US Blend Style	$5,132,991	$1,501,201
Factors US Growth Style	—	1,395,061
Factors US Mid Blend Style	5,102,601	1,512,965
Factors US Small Blend Style	5,051,622	1,537,911
Factors US Value Style	1,632,078	1,028,293
US Small Cap Value Factor	120,063,456	36,451,221

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

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Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2021, the following permanent differences attributable to certain deemed distributions, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings

Factors US Blend Style	$273,410	$ (273,410)
Factors US Growth Style	292,368	(292,368)
Factors US Mid Blend Style	302,735	(302,735)
Factors US Small Blend Style	396,419	(396,419)
Factors US Value Style	97,635	(97,635)
US Small Cap Value Factor	4,549,729	(4,549,729)

The tax character of distributions paid was as follows:

iShares ETF		Period Ended 03/31/21

Factors US Blend Style
Ordinary income		$90,143

iShares ETF	Year Ended 03/31/21	Period Ended 03/31/20

Factors US Growth Style
Ordinary income	$43,655	$11,248
Return of capital	—	896

	$43,655	$12,144

iShares ETF		Period Ended 03/31/21

Factors US Mid Blend Style
Ordinary income		$98,245

Factors US Small Blend Style
Ordinary income		$88,674

iShares ETF	Year Ended 03/31/21	Period Ended 03/31/20

Factors US Value Style
Ordinary income	$158,652	$26,491

iShares ETF		Period Ended 03/31/21

US Small Cap Value Factor
Ordinary income		$394,188

As of March 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

Factors US Blend Style	$583,870	$4,079	$—	$1,191,151		$ 1,779,100
Factors US Growth Style	5,938	—	(11,990)	990,465		984,413
Factors US Mid Blend Style	627,663	14,063	—	1,580,670		2,222,396
Factors US Small Blend Style	902,526	1,138	—	2,263,974		3,167,638
Factors US Value Style	—	—	(219,929)	1,353,201		1,133,272
US Small Cap Value Factor	714,831	—	(56,600)	11,051,126		11,709,357

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Notes to Financial Statements  (continued)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the characterization of corporate actions and the accounting for swap agreements.

For the year ended March 31, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

Factors US Growth Style	$23,937

As of March 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Factors US Blend Style	$4,616,896	$1,226,365	$(35,214)	$ 1,191,151
Factors US Growth Style	3,984,419	1,042,370	(51,905)	990,465
Factors US Mid Blend Style	4,687,177	1,634,303	(53,633)	1,580,670
Factors US Small Blend Style	5,171,770	2,364,859	(100,885)	2,263,974
Factors US Value Style	5,672,547	1,392,823	(39,622)	1,353,201
US Small Cap Value Factor	103,460,516	11,145,603	(94,477)	11,051,126

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial

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Notes to Financial Statements  (continued)

instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 03/31/21

iShares ETF	Shares	Amount

Factors US Blend Style
Shares sold	200,000	$5,139,661
Shares redeemed	(50,000)	(1,535,403)

Net increase	150,000	$3,604,258

	Year Ended 03/31/21		Period Ended 03/31/20

iShares ETF	Shares	Amount	Shares	Amount

Factors US Growth Style
Shares sold	—	$—	200,000	$4,992,678
Shares redeemed	(50,000)	(1,416,764)	—	—

Net increase (decrease)	(50,000)	$(1,416,764)	200,000	$4,992,678

	Period Ended 03/31/21

iShares ETF	Shares	Amount

Factors US Mid Blend Style
Shares sold	200,000	$5,109,300
Shares redeemed	(50,000)	(1,556,567)

Net increase	150,000	$3,552,733

Factors US Small Blend Style
Shares sold	200,000	$5,091,137
Shares redeemed	(50,000)	(1,628,483)

Net increase	150,000	$3,462,654

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Notes to Financial Statements  (continued)

	Year Ended 03/31/21		Period Ended 03/31/20

iShares ETF	Shares	Amount	Shares	Amount

Factors US Value Style
Shares sold	100,000	$1,668,542	200,000	$5,017,536
Shares redeemed	(50,000)	(1,053,563)	—	—

Net increase	50,000	$614,979	200,000	$5,017,536

	Period Ended 03/31/21

iShares ETF	Shares	Amount

US Small Cap Value Factor
Shares sold	5,400,000	$138,471,143
Shares redeemed	(1,700,000)	(41,669,897)

Net increase	3,700,000	$96,801,246

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Factors US Blend Style ETF, iShares Factors US Growth Style ETF,

iShares Factors US Mid Blend Style ETF, iShares Factors US Small Blend Style ETF,

iShares Factors US Value Style ETF and iShares US Small Cap Value Factor ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Factors US Blend Style ETF, iShares Factors US Growth Style ETF, iShares Factors US Mid Blend Style ETF, iShares Factors US Small Blend Style ETF, iShares Factors US Value Style ETF and iShares US Small Cap Value Factor ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares Factors US Growth Style ETF and iShares Factors US Value Style ETF: statements of operations for the year ended March 31, 2021 and statements of changes in net assets for the year ended March 31, 2021 and for the period January 14, 2020 (commencement of operations) to March 31, 2020.

iShares Factors US Blend Style ETF, iShares Factors US Mid Blend Style ETF and iShares Factors US Small Blend Style ETF: statements of operations and changes in net assets for the period April 14, 2020 (commencement of operations) to March 31, 2021.

iShares US Small Cap Value Factor ETF: statements of operations and changes in net assets for the period October 27, 2020 (commencement of operations) to March 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended March 31, 2021 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction

Factors US Blend Style	12.41%
Factors US Growth Style	100.00%
Factors US Mid Blend Style	9.88%
Factors US Small Blend Style	6.22%
Factors US Value Style	89.75%
US Small Cap Value Factor	28.13%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Dividend Income

Factors US Blend Style	$85,436
Factors US Growth Style	50,463
Factors US Mid Blend Style	76,285
Factors US Small Blend Style	63,627
Factors US Value Style	144,765
US Small Cap Value Factor	296,368

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Business Income

Factors US Blend Style	$825
Factors US Mid Blend Style	4,347
Factors US Small Blend Style	6,633
Factors US Value Style	1,709
US Small Cap Value Factor	15,670

The following distribution amounts are hereby designated for the fiscal year ended March 31, 2021:

iShares ETF	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends

Factors US Blend Style	$6,793	$487
Factors US Mid Blend Style	18,006	1,528
Factors US Small Blend Style	—	116

I M P O R T A N T T A X I N F O R M A T I O N	81

Board Review and Approval of Investment Advisory Contract

iShares US Small Cap Value Factor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on September 16-17, 2020, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the overall fund expenses (net of any waivers and reimbursements) for the Fund were within the range of the median of the overall fund expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board considered information that it had previously received regarding economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further

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Board Review and Approval of Investment Advisory Contract  (continued)

noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	83

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Factors US Blend Style ETF, iShares Factors US Growth Style ETF, iShares Factors US Mid Blend Syle ETF, iShares Factors US Small Blend Style ETF and iShares Factors US Value Style ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 2, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and closures in certain countries and the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a Fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following enhancements to the Program: (1) certain single country emerging market ETFs were added to a $300 million credit agreement with State Street Bank and Trust Company; and (2) certain updates were made to the RATS and HLIM calculation methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Factors US Blend Style	$0.528112	$—	$—	$0.528112	100%	—%	—%	100%
Factors US Growth Style(a)	0.247394	—	0.002232	0.249626	99	—	1	100
Factors US Mid Blend Style	0.586545	—	—	0.586545	100	—	—	100
Factors US Small Blend Style(a)	0.451211	—	0.085978	0.537189	84	—	16	100
Factors US Value Style(a)	0.571418	—	0.009646	0.581064	98	—	2	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	85

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 376 funds as of March 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	87

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

88	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	89

Want to know more?

iShares.com  |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE Russell, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-314-0321

MARCH 31, 2021

2021 Annual Report

iShares Trust

•	iShares ESG Screened S&P 500 ETF | XVV | Cboe BZX

•	iShares ESG Screened S&P Mid-Cap ETF | XJH | Cboe BZX

•	iShares ESG Screened S&P Small-Cap ETF | XJR | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of March 31, 2021 reflected a remarkable period of disruption and adaptation, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world instituted economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

As April 2020 began, stocks were near their lowest point since the beginning of the pandemic. However, a steady recovery began, as businesses started re-opening and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following the implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) was near all-time lows as the period began, reflecting a reduced investor appetite for risk. However, inflation concerns from a rapidly expanding economy raised yields late in the reporting period, leading to a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to positive returns for corporate bonds, particularly high-yield corporates, which gained substantially.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. In early 2021, President Biden signed one of the largest economic rescue packages in U.S. history, which should provide a solid tailwind for economic growth. In our view, inflation is likely to increase somewhat as the expansion continues, but moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion due to the change in Fed policy.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are neutral overall on credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of March 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	19.07%	56.35%
U.S. small cap equities (Russell 2000® Index)	48.05	94.85
International equities (MSCI Europe, Australasia, Far East Index)	20.08	44.57
Emerging market equities (MSCI Emerging Markets Index)	22.43	58.39
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.12
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.88)	(8.23)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.73)	0.71
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.46	5.29
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.35	23.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended March 31, 2021 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 62.53%. The reporting period began near the height of uncertainty surrounding the coronavirus pandemic, which drove equity prices to a multi-year low. However, stocks began to recover as the federal government took measures to adapt to the economic and public health impact of the novel coronavirus. Optimism about the growth outlook for the economy led to further advances, and stocks moved past pre-pandemic prices to reach all-time highs near the end of the reporting period.

The pandemic’s initial economic consequences were swift and far-reaching. Restrictions imposed to slow the virus’ spread resulted in extensive job losses, and the unemployment rate rose quickly, reaching 14.8% in April 2020. Consumer spending, an important engine of economic growth, decreased sharply as people spent more time at home. These disruptions led to a substantial economic contraction. The U.S. economy declined by an annualized 31.4% in the second quarter of 2020, the largest decline on record.

However, unprecedented fiscal stimulus began to reverse the downward economic momentum. Individuals began to receive direct payments in April 2020 as part of the U.S. $2.2 trillion CARES Act, and payments to support businesses that kept employees on payroll helped to stabilize the economy. Unemployment began to decline, decreasing each month between April 2020 and November 2020, while still remaining elevated compared to pre-pandemic levels. Equity prices rose in response to the improving economic outlook.

The U.S. Federal Reserve (“Fed”) also responded to the pandemic, maintaining short-term interest rates near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities. The Fed later widened its program to include directly purchasing corporate bonds for the first time, including high-yield bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy.

Fiscal and monetary stimulus, along with partial reopenings in many states, helped the economy rebound sharply in the second half of 2020. Economic growth picked up in the third quarter of 2020, with an annualized gain of 33.4%, as some previously shut-down parts of the economy resumed functioning. Growth moderated in the fourth quarter of 2020, rising by an annualized 4.3%.

In addition to the growing economy, stocks were boosted by the November 2020 news that several vaccines under development showed high effectiveness rates. Stocks also benefited from the results of the election in November 2020, which led to a change of administrations but made wide-reaching reforms less likely due to slim majorities in the U.S. Congress. Additional stimulus packages signed in December 2020 and March 2021 propelled further strong gains in equities, and many U.S. stock indexes touched all-time highs near the end of the reporting period.

Rising household wealth amid higher asset prices and the return to economic growth led analysts to expect that high savings and pent-up consumer demand will drive increased spending as the pandemic wanes. However, this also raised investors’ inflation expectations near the end of the reporting period. Additionally, the unequal nature of the recovery highlighted the difficulty many individuals still face, as total unemployment remained well below pre-pandemic levels, and 30% of Americans reported lower incomes as of February 2021.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® ESG Screened S&P 500 ETF

Investment Objective

The iShares ESG Screened S&P 500 ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities while applying screens for company involvement in controversies and controversial business activities, as represented by the S&P 500 Sustainability Screened Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	20.27%
Fund Market	20.62
Index	20.38

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/22/20. The first day of secondary market trading was 9/24/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,183.50	$ 0.44		$ 1,000.00	$ 1,024.50	$ 0.40		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	5

Fund Summary as of March 31, 2021 (continued)	iShares® ESG Screened S&P 500 ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the partial reporting period, even as the coronavirus pandemic disrupted financial markets. For many investors, the threat to public health from the virus underscored the importance of a financial reporting system that accounts for the larger effects of company behavior on global social and environmental well-being. Analysts viewed the results of the U.S. election in November 2020 as paving the way for further investments in green infrastructure and environmentally sustainable projects. The new administration also began to review for possible reversal a U.S. Department of Labor (“DOL”) rule that would curb investment in ESG products, and the DOL announced that it would suspend enforcement of the rule during the review.

In this environment, the stocks of large-capitalization U.S. companies, screened to exclude companies engaged in controversial activities, posted a significant advance for the reporting period. The information technology sector was the leading contributor to the Index’s return. The software and services industry advanced as the pandemic-related disruption accelerated adoption of cloud-based software products. The semiconductors and semiconductor equipment industry also gained as strong demand led to a semiconductor shortage and boosted revenues of chip makers.

Financials stocks were another source of strength. The rebounding U.S. economy brightened the financial outlook for banks, and banks reduced their provisions for loan losses. The communication services sector also advanced as increased online advertising led to revenue gains in the interactive media and services industry.

In terms of relative performance, the Index slightly underperformed the broader market, as represented by the S&P 500 Index. Relative to the broader market, the controversial activities exclusion process leads to overweight positions in stocks with a lower environmental impact and fewer potentially socially harmful activities. Consequently, the Index had a 38.25% lower exposure to carbon-intensive companies compared to the broader market. The Index held relatively overweight positions in the information technology and communication services sectors and underweight positions in the energy and industrials sectors. The underweight positions in energy and industrials were the largest detractors from relative performance, while stock selection in consumer discretionary contributed slightly.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	29.2%
Consumer Discretionary	13.6
Health Care	12.9
Communication Services	12.0
Financials	12.0
Industrials	7.1
Consumer Staples	5.4
Materials	2.8
Real Estate	2.7
Utilities	1.4
Energy	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	6.3%
Microsoft Corp.	5.8
Amazon.com Inc.	4.3
Facebook Inc., Class A	2.3
Alphabet Inc., Class A	2.0
Alphabet Inc., Class C	2.0
Tesla Inc.	1.7
Berkshire Hathaway Inc., Class B	1.6
JPMorgan Chase & Co.	1.5
Visa Inc., Class A	1.2

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® ESG Screened S&P Mid-Cap ETF

Investment Objective

The iShares ESG Screened S&P Mid Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities while applying screens for company involvement in controversies and controversial business activities, as represented by the S&P MidCap 400 Sustainability Screened Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	43.29%
Fund Market	43.69
Index	43.53

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/22/20. The first day of secondary market trading was 9/24/20.

Certain sectors and markets performed exceptionally well based on market conditions since the Fund commenced operations. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,408.30	$ 0.72		$ 1,000.00	$ 1,024.30	$ 0.61		0.12%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	7

Fund Summary as of March 31, 2021 (continued)	iShares® ESG Screened S&P Mid-Cap ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the partial reporting period, even as the coronavirus pandemic disrupted financial markets. For many investors, the threat to public health from the virus underscored the importance of a financial reporting system that accounts for the larger effects of company behavior on global social and environmental well-being. Analysts viewed the results of the U.S. election in November 2020 as paving the way for further investments in green infrastructure and environmentally sustainable projects. The new administration also began to review for possible reversal a U.S. Department of Labor (“DOL”) rule that would curb investment in ESG products, and the DOL announced that it would suspend enforcement of the rule during the review.

In this environment, the stocks of mid-capitalization U.S. companies, screened to exclude companies engaged in controversial activities, posted a significant advance for the reporting period. Financials stocks were the leading contributors to the Index’s return as the rebounding U.S. economy benefited banks’ financial outlook and banks reduced their provisions for loan losses. Rising bond yields late in the reporting period also benefited banks.

The information technology sector was another source of strength. The semiconductors and semiconductor equipment industry gained as strong demand led to a semiconductor shortage and boosted revenues of chip makers. Stocks in the industrials sector contributed to the Index’s performance amid a rebound in industrial production, although manufacturing output remained below pre-pandemic levels. Fiscal stimulus payments and unemployment insurance supplements helped consumer spending partially recover, driving gains among consumer discretionary stocks.

In terms of relative performance, the Index marginally underperformed the broader market, as represented by the S&P MidCap 400 Index. Relative to the broader market, the controversial activities exclusion process leads to overweight positions in stocks with a lower environmental impact and fewer potentially socially harmful activities. Consequently, the Index had a 33.45% lower exposure to carbon-intensive companies compared to the broader market. The Index held relatively overweight positions in the financials and industrials sectors and underweight positions in the utilities and energy sectors. The underweight position in energy was the largest detractor from relative performance, while stock selection and the overweight position in financials contributed.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	18.7%
Financials	16.6
Consumer Discretionary	15.3
Information Technology	14.7
Health Care	11.2
Real Estate	9.4
Materials	6.1
Consumer Staples	3.4
Utilities	2.1
Communication Services	2.0
Energy	0.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Bio-Techne Corp.	0.7%
SolarEdge Technologies Inc.	0.7
Cognex Corp.	0.7
PTC Inc.	0.7
Charles River Laboratories International Inc.	0.7
Fair Isaac Corp.	0.7
Williams-Sonoma Inc.	0.6
Molina Healthcare Inc.	0.6
Signature Bank/New York NY	0.6
XPO Logistics Inc.	0.6

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of March 31, 2021	iShares® ESG Screened S&P Small-Cap ETF

Investment Objective

The iShares ESG Screened S&P Small Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities while applying screens for company involvement in controversies and controversial business activities, as represented by the S&P SmallCap 600 Sustainability Screened Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	55.32%
Fund Market	55.40
Index	56.30

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/22/20. The first day of secondary market trading was 9/24/20.

Certain sectors and markets performed exceptionally well based on market conditions since the Fund commenced operations. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (10/01/20)	Ending Account Value (03/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,534.30	$ 0.76		$ 1,000.00	$ 1,024.30	$ 0.61		0.12%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (182 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	9

Fund Summary as of March 31, 2021 (continued)	iShares® ESG Screened S&P Small-Cap ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the partial reporting period, even as the coronavirus pandemic disrupted financial markets. For many investors, the threat to public health from the virus underscored the importance of a financial reporting system that accounts for the larger effects of company behavior on global social and environmental well-being. Analysts viewed the results of the U.S. election in November 2020 as paving the way for further investments in green infrastructure and environmentally sustainable projects. The new administration also began to review for possible reversal a U.S. Department of Labor (“DOL”) rule that would curb investment in ESG products, and the DOL announced that it would suspend enforcement of the rule during the review.

In this environment, the stocks of small-capitalization U.S. companies, screened to exclude companies engaged in controversial activities, posted a significant advance for the reporting period. The consumer discretionary sector was the leading contributor to the Index’s return, as stimulus payments and unemployment insurance supplements helped consumer spending partially recover from a sharp decline in the second quarter of 2020.

Financials stocks also contributed to the Index’s performance, as the rebounding U.S. economy benefited banks’ financial outlook and banks reduced their provisions for loan losses. Stocks in the industrials sector also gained amid a recovery in industrial production, although manufacturing output remained below pre-pandemic levels. The information technology sector was another source of strength, as the transition to remote work and school drove purchases of personal computers and peripherals.

In terms of relative performance, the Index underperformed the broader market, as represented by the S&P SmallCap 600 Index. Relative to the broader market, the controversial activities exclusion process leads to overweight positions in stocks with a lower environmental impact and fewer potentially socially harmful activities. Consequently, the Index had an 8.81% lower exposure to carbon-intensive companies compared to the broader market. The Index held a relatively overweight position in the information technology sector and underweight positions in the financials and energy sectors. Stock selection and the underweight positions in financials and energy were the largest detractors from relative performance, while positioning in information technology and stock selection in industrials contributed slightly.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Industrials	18.9%
Consumer Discretionary	16.6
Information Technology	15.0
Financials	14.3
Health Care	12.6
Real Estate	8.0
Materials	5.0
Consumer Staples	3.9
Communication Services	2.2
Energy	1.9
Utilities	1.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
GameStop Corp., Class A	1.1%
Saia Inc.	0.7
NeoGenomics Inc.	0.6
Omnicell Inc.	0.6
Crocs Inc.	0.6
MicroStrategy Inc., Class A	0.6
Chart Industries Inc.	0.6
Exponent Inc.	0.6
Power Integrations Inc.	0.5
Ensign Group Inc. (The)	0.5

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	11

Schedule of Investments March 31, 2021	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.2%
Howmet Aerospace Inc.	382	$12,274
Teledyne Technologies Inc.(a)	36	14,891
TransDigm Group Inc.(a)	53	31,160

		58,325

Air Freight & Logistics — 0.7%
CH Robinson Worldwide Inc.	132	12,597
Expeditors International of Washington Inc.	168	18,092
FedEx Corp.	241	68,453
United Parcel Service Inc., Class B	712	121,033

		220,175

Airlines — 0.4%
Alaska Air Group Inc.	124	8,582
American Airlines Group Inc.	631	15,081
Delta Air Lines Inc.	631	30,465
Southwest Airlines Co.	587	35,842
United Airlines Holdings Inc.(a)	315	18,125

		108,095

Auto Components — 0.2%
Aptiv PLC	267	36,819
BorgWarner Inc.	236	10,941

		47,760

Automobiles — 2.1%
Ford Motor Co.(a)	3,882	47,555
General Motors Co.	1,255	72,112
Tesla Inc.(a)	761	508,295

		627,962

Banks — 4.4%
Bank of America Corp.	7,525	291,142
Citigroup Inc.	2,067	150,374
Citizens Financial Group Inc.	421	18,587
Comerica Inc.	141	10,115
Fifth Third Bancorp.	705	26,402
First Republic Bank/CA	174	29,015
Huntington Bancshares Inc./OH	1,011	15,893
JPMorgan Chase & Co.	3,022	460,039
KeyCorp	961	19,201
M&T Bank Corp.	127	19,254
People’s United Financial Inc.	421	7,536
PNC Financial Services Group Inc. (The)	420	73,672
Regions Financial Corp.	951	19,648
SVB Financial Group(a)	51	25,177
Truist Financial Corp.	1,334	77,799
U.S. Bancorp.	1,352	74,779
Zions Bancorp. NA	158	8,684

		1,327,317

Beverages — 1.6%
Brown-Forman Corp., Class B, NVS	181	12,484
Coca-Cola Co. (The)	3,841	202,459
Constellation Brands Inc., Class A	167	38,076
Molson Coors Beverage Co., Class B	190	9,718
Monster Beverage Corp.(a)	367	33,430
PepsiCo Inc.	1,366	193,221

		489,388

Biotechnology — 2.0%
AbbVie Inc.	1,749	189,277
Alexion Pharmaceuticals Inc.(a)	217	33,181
Amgen Inc.	571	142,070

Security	Shares	Value

Biotechnology (continued)
Biogen Inc.(a)	150	$41,962
Gilead Sciences Inc.	1,244	80,400
Incyte Corp.(a)	185	15,035
Regeneron Pharmaceuticals Inc.(a)	104	49,207
Vertex Pharmaceuticals Inc.(a)	257	55,227

		606,359

Building Products — 0.5%
A O Smith Corp.	134	9,060
Allegion PLC	90	11,306
Carrier Global Corp.	809	34,156
Fortune Brands Home & Security Inc.	134	12,840
Johnson Controls International PLC	712	42,485
Masco Corp.	254	15,214
Trane Technologies PLC	236	39,072

		164,133

Capital Markets — 3.2%
Ameriprise Financial Inc.	114	26,499
Bank of New York Mellon Corp. (The)	796	37,643
BlackRock Inc.(b)	141	106,308
Cboe Global Markets Inc.	105	10,363
Charles Schwab Corp. (The)	1,482	96,597
CME Group Inc.	354	72,297
Franklin Resources Inc.	275	8,140
Goldman Sachs Group Inc. (The)	341	111,507
Intercontinental Exchange Inc.	555	61,982
Invesco Ltd.	369	9,306
MarketAxess Holdings Inc.	37	18,423
Moody’s Corp.	158	47,180
Morgan Stanley	1,486	115,403
MSCI Inc.	82	34,381
Nasdaq Inc.	113	16,663
Northern Trust Corp.	207	21,758
Raymond James Financial Inc.	121	14,830
S&P Global Inc.	238	83,983
State Street Corp.	348	29,236
T Rowe Price Group Inc.	225	38,610

		961,109

Chemicals — 1.9%
Air Products & Chemicals Inc.	218	61,332
Albemarle Corp.	114	16,656
Celanese Corp.	112	16,779
CF Industries Holdings Inc.	208	9,439
Corteva Inc.	738	34,406
Dow Inc.	737	47,124
Eastman Chemical Co.	133	14,646
Ecolab Inc.	246	52,661
FMC Corp.	128	14,158
International Flavors & Fragrances Inc.	247	34,484
Linde PLC	517	144,832
LyondellBasell Industries NV, Class A	255	26,533
Mosaic Co. (The)	340	10,747
PPG Industries Inc.	235	35,311
Sherwin-Williams Co. (The)	80	59,041

		578,149

Commercial Services & Supplies — 0.4%
Cintas Corp.	87	29,694
Copart Inc.(a)	206	22,374
Republic Services Inc.	208	20,665
Rollins Inc.	218	7,503

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Waste Management Inc.	386	$49,802

		130,038

Communications Equipment — 0.9%
Arista Networks Inc.(a)	54	16,302
Cisco Systems Inc.	4,182	216,251
F5 Networks Inc.(a)	62	12,935
Juniper Networks Inc.	316	8,004
Motorola Solutions Inc.	167	31,404

		284,896

Construction & Engineering — 0.0%
Quanta Services Inc.	134	11,789

Construction Materials — 0.1%
Martin Marietta Materials Inc.	62	20,821
Vulcan Materials Co.	131	22,106

		42,927

Consumer Finance — 0.7%
American Express Co.	646	91,370
Capital One Financial Corp.	454	57,763
Discover Financial Services	305	28,972
Synchrony Financial	540	21,956

		200,061

Containers & Packaging — 0.4%
Amcor PLC	1,544	18,034
Avery Dennison Corp.	82	15,059
Ball Corp.	325	27,541
International Paper Co.	388	20,979
Packaging Corp. of America	93	12,507
Sealed Air Corp.	153	7,010
Westrock Co.	261	13,585

		114,715

Distributors — 0.1%
Genuine Parts Co.	143	16,529
LKQ Corp.(a)	275	11,641
Pool Corp.	40	13,810

		41,980

Diversified Financial Services — 1.6%
Berkshire Hathaway Inc., Class B(a)	1,888	482,327

Diversified Telecommunication Services — 1.5%
AT&T Inc.	7,064	213,827
Lumen Technologies Inc.	977	13,043
Verizon Communications Inc.	4,098	238,299

		465,169

Electric Utilities — 0.9%
Edison International	375	21,975
Entergy Corp.	198	19,695
Eversource Energy	340	29,441
Exelon Corp.	967	42,297
FirstEnergy Corp.	537	18,628
NextEra Energy Inc.	1,941	146,759

		278,795

Electrical Equipment — 0.6%
AMETEK Inc.	229	29,250
Eaton Corp. PLC	393	54,344
Emerson Electric Co.	593	53,501
Rockwell Automation Inc.	114	30,260

		167,355

Security	Shares	Value

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	594	$39,186
CDW Corp./DE	138	22,874
Corning Inc.	761	33,111
IPG Photonics Corp.(a)	34	7,172
Keysight Technologies Inc.(a)	184	26,386
TE Connectivity Ltd.	328	42,348
Trimble Inc.(a)	248	19,292
Zebra Technologies Corp., Class A(a)	52	25,229

		215,598

Energy Equipment & Services — 0.3%
Baker Hughes Co.	722	15,602
Halliburton Co.	885	18,992
NOV Inc.	380	5,214
Schlumberger Ltd.	1,385	37,658

		77,466

Entertainment — 2.3%
Activision Blizzard Inc.	767	71,331
Electronic Arts Inc.	285	38,581
Live Nation Entertainment Inc.(a)	140	11,851
Netflix Inc.(a)	438	228,487
Take-Two Interactive Software Inc.(a)	113	19,967
Walt Disney Co. (The)(a)	1,797	331,582

		701,799

Equity Real Estate Investment Trusts (REITs) — 2.6%
Alexandria Real Estate Equities Inc.	126	20,702
American Tower Corp.	440	105,186
AvalonBay Communities Inc.	138	25,462
Boston Properties Inc.	140	14,176
Crown Castle International Corp.	427	73,500
Digital Realty Trust Inc.	278	39,154
Duke Realty Corp.	370	15,514
Equinix Inc.	88	59,804
Equity Residential	340	24,354
Essex Property Trust Inc.	64	17,398
Extra Space Storage Inc.	130	17,232
Federal Realty Investment Trust	69	7,000
Healthpeak Properties Inc.	536	17,013
Host Hotels & Resorts Inc.	697	11,744
Iron Mountain Inc.	282	10,437
Kimco Realty Corp.	415	7,781
Mid-America Apartment Communities Inc.	112	16,168
Prologis Inc.	732	77,592
Public Storage	150	37,014
Realty Income Corp.	369	23,432
Regency Centers Corp.	152	8,620
SBA Communications Corp.	108	29,975
Simon Property Group Inc.	324	36,861
UDR Inc.	293	12,851
Ventas Inc.	370	19,736
Vornado Realty Trust	155	7,035
Welltower Inc.	412	29,512
Weyerhaeuser Co.	744	26,486

		791,739

Food & Staples Retailing — 0.9%
Costco Wholesale Corp.	438	154,386
Kroger Co. (The)	746	26,849
Sysco Corp.	504	39,685
Walgreens Boots Alliance Inc.	711	39,034

		259,954

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) March 31, 2021	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products — 1.1%
Archer-Daniels-Midland Co.	552	$31,464
Campbell Soup Co.	204	10,255
Conagra Brands Inc.	486	18,274
General Mills Inc.	607	37,221
Hershey Co. (The)	145	22,933
Hormel Foods Corp.	277	13,235
JM Smucker Co. (The)	108	13,665
Kellogg Co.	251	15,888
Kraft Heinz Co. (The)	645	25,800
Lamb Weston Holdings Inc.	144	11,157
McCormick & Co. Inc./MD, NVS	246	21,934
Mondelez International Inc., Class A	1,398	81,825
Tyson Foods Inc., Class A	290	21,547

		325,198

Gas Utilities — 0.0%
Atmos Energy Corp.	127	12,554

Health Care Equipment & Supplies — 4.0%
Abbott Laboratories	1,754	210,199
ABIOMED Inc.(a)	45	14,343
Align Technology Inc.(a)	71	38,449
Baxter International Inc.	496	41,833
Becton Dickinson and Co.	287	69,784
Boston Scientific Corp.(a)	1,398	54,033
Cooper Companies Inc. (The)	48	18,436
Danaher Corp.	627	141,125
DENTSPLY SIRONA Inc.	216	13,783
DexCom Inc.(a)	94	33,783
Edwards Lifesciences Corp.(a)	618	51,689
Hologic Inc.(a)	254	18,893
IDEXX Laboratories Inc.(a)	84	41,102
Intuitive Surgical Inc.(a)	116	85,717
Medtronic PLC	1,334	157,585
ResMed Inc.	144	27,939
STERIS PLC	84	16,000
Stryker Corp.	324	78,920
Teleflex Inc.	46	19,111
Varian Medical Systems Inc.(a)	90	15,888
West Pharmaceutical Services Inc.	73	20,570
Zimmer Biomet Holdings Inc.	205	32,816

		1,201,998

Health Care Providers & Services — 2.9%
AmerisourceBergen Corp.	146	17,238
Anthem Inc.	241	86,507
Cardinal Health Inc.	288	17,496
Centene Corp.(a)	575	36,748
Cigna Corp.	348	84,125
CVS Health Corp.	1,298	97,649
DaVita Inc.(a)	71	7,652
HCA Healthcare Inc.	262	49,345
Henry Schein Inc.(a)	144	9,971
Humana Inc.	127	53,245
Laboratory Corp. of America Holdings(a)	96	24,483
McKesson Corp.	157	30,621
Quest Diagnostics Inc.	131	16,813
UnitedHealth Group Inc.	936	348,257
Universal Health Services Inc., Class B	75	10,004

		890,154

Security	Shares	Value

Health Care Technology — 0.1%
Cerner Corp.	303	$21,780

Hotels, Restaurants & Leisure — 2.3%
Booking Holdings Inc.(a)	41	95,524
Carnival Corp.	794	21,073
Chipotle Mexican Grill Inc.(a)	27	38,362
Darden Restaurants Inc.	129	18,318
Domino’s Pizza Inc.	38	13,976
Expedia Group Inc.	136	23,408
Hilton Worldwide Holdings Inc.	275	33,253
Las Vegas Sands Corp.	326	19,808
Marriott International Inc./MD, Class A	264	39,101
McDonald’s Corp.	738	165,415
MGM Resorts International	408	15,500
Norwegian Cruise Line Holdings Ltd.(a)	360	9,933
Royal Caribbean Cruises Ltd.	217	18,577
Starbucks Corp.	1,166	127,409
Wynn Resorts Ltd.	103	12,913
Yum! Brands Inc.	296	32,021

		684,591

Household Durables — 0.5%
DR Horton Inc.	327	29,142
Garmin Ltd.	147	19,382
Leggett & Platt Inc.	131	5,980
Lennar Corp., Class A	270	27,332
Mohawk Industries Inc.(a)	57	10,962
Newell Brands Inc.	383	10,257
NVR Inc.(a)	3	14,133
PulteGroup Inc.	262	13,739
Whirlpool Corp.	62	13,662

		144,589

Household Products — 1.6%
Church & Dwight Co. Inc.	243	21,226
Clorox Co. (The)	124	23,917
Colgate-Palmolive Co.	840	66,217
Kimberly-Clark Corp.	334	46,443
Procter & Gamble Co. (The)	2,438	330,178

		487,981

Industrial Conglomerates — 0.5%
General Electric Co.	8,684	114,021
Roper Technologies Inc.	104	41,947

		155,968

Insurance — 2.1%
Aflac Inc.	634	32,448
Allstate Corp. (The)	300	34,470
American International Group Inc.	856	39,556
Aon PLC, Class A	224	51,545
Arthur J Gallagher & Co.	192	23,956
Assurant Inc.	57	8,081
Chubb Ltd.	445	70,297
Cincinnati Financial Corp.	148	15,257
Everest Re Group Ltd.	40	9,912
Globe Life Inc.	91	8,793
Hartford Financial Services Group Inc. (The)	355	23,711
Lincoln National Corp.	177	11,022
Loews Corp.	225	11,538
Marsh & McLennan Companies Inc.	503	61,265
MetLife Inc.	744	45,228
Principal Financial Group Inc.	248	14,870

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Progressive Corp. (The)	578	$55,263
Prudential Financial Inc.	394	35,893
Travelers Companies Inc. (The)	248	37,299
Unum Group	198	5,510
Willis Towers Watson PLC	127	29,068
WR Berkley Corp.	137	10,323

		635,305

Interactive Media & Services — 6.5%
Alphabet Inc., Class A(a)	297	612,568
Alphabet Inc., Class C, NVS(a)	285	589,560
Facebook Inc., Class A(a)	2,382	701,570
Twitter Inc.(a)	790	50,268

		1,953,966

Internet & Direct Marketing Retail — 4.5%
Amazon.com Inc.(a)	424	1,311,890
eBay Inc.	640	39,193
Etsy Inc.(a)	125	25,209

		1,376,292

IT Services — 5.7%
Accenture PLC, Class A	628	173,485
Akamai Technologies Inc.(a)	162	16,508
Automatic Data Processing Inc.	423	79,723
Broadridge Financial Solutions Inc.	114	17,453
Cognizant Technology Solutions Corp., Class A	523	40,857
DXC Technology Co.	251	7,846
Fidelity National Information Services Inc.	614	86,335
Fiserv Inc.(a)	570	67,853
FleetCor Technologies Inc.(a)	82	22,028
Gartner Inc.(a)	86	15,699
Global Payments Inc.	292	58,861
International Business Machines Corp.	885	117,935
Jack Henry & Associates Inc.	75	11,379
Mastercard Inc., Class A	868	309,051
Paychex Inc.	318	31,170
PayPal Holdings Inc.(a)	1,160	281,694
VeriSign Inc.(a)	98	19,479
Visa Inc., Class A	1,680	355,706
Western Union Co. (The)	404	9,963

		1,723,025

Leisure Products — 0.0%
Hasbro Inc.	125	12,015

Life Sciences Tools & Services — 1.3%
Agilent Technologies Inc.	302	38,396
Bio-Rad Laboratories Inc., Class A(a)	21	11,995
Illumina Inc.(a)	144	55,305
IQVIA Holdings Inc.(a)	189	36,503
Mettler-Toledo International Inc.(a)	23	26,581
PerkinElmer Inc.	110	14,112
Thermo Fisher Scientific Inc.	390	177,988
Waters Corp.(a)	62	17,618

		378,498

Machinery — 2.0%
Caterpillar Inc.	540	125,210
Cummins Inc.	146	37,830
Deere & Co.	310	115,983
Dover Corp.	142	19,472
Fortive Corp.	334	23,594
IDEX Corp.	73	15,280

Security	Shares	Value

Machinery (continued)
Illinois Tool Works Inc.	286	$63,355
Ingersoll Rand Inc.(a)	367	18,060
Otis Worldwide Corp.	405	27,722
PACCAR Inc.	345	32,057
Parker-Hannifin Corp.	128	40,375
Pentair PLC	161	10,034
Snap-on Inc.	52	11,999
Stanley Black & Decker Inc.	158	31,548
Westinghouse Air Brake Technologies Corp.	175	13,853
Xylem Inc./NY	178	18,722

		605,094

Media — 1.5%
Charter Communications Inc., Class A(a)	140	86,383
Comcast Corp., Class A	4,527	244,956
Discovery Inc., Class A(a)	160	6,954
Discovery Inc., Class C, NVS(a)	287	10,587
DISH Network Corp., Class A(a)	247	8,941
Fox Corp., Class A, NVS	330	11,916
Fox Corp., Class B	151	5,274
Interpublic Group of Companies Inc. (The)	383	11,184
News Corp., Class A, NVS	381	9,689
News Corp., Class B	126	2,956
Omnicom Group Inc.	210	15,572
ViacomCBS Inc., Class B, NVS	562	25,346

		439,758

Metals & Mining — 0.4%
Freeport-McMoRan Inc.(a)	1,444	47,551
Newmont Corp.	792	47,734
Nucor Corp.	291	23,358

		118,643

Multi-Utilities — 0.4%
CenterPoint Energy Inc.	554	12,548
Consolidated Edison Inc.	338	25,283
Public Service Enterprise Group Inc.	501	30,165
Sempra Energy	300	39,774

		107,770

Multiline Retail — 0.6%
Dollar General Corp.	243	49,237
Dollar Tree Inc.(a)	232	26,555
Target Corp.	495	98,044

		173,836

Oil, Gas & Consumable Fuels — 0.6%
HollyFrontier Corp.	150	5,367
Kinder Morgan Inc.	1,941	32,318
Marathon Petroleum Corp.	648	34,661
ONEOK Inc.	442	22,392
Phillips 66	431	35,144
Valero Energy Corp.	406	29,069
Williams Companies Inc. (The)	1,198	28,381

		187,332

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	227	66,023

Pharmaceuticals — 2.6%
Bristol-Myers Squibb Co.	2,218	140,022
Catalent Inc.(a)	168	17,692
Eli Lilly & Co.	788	147,214
Merck & Co. Inc.	2,506	193,188
Perrigo Co. PLC	131	5,302

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) March 31, 2021	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Pfizer Inc.	5,524	$200,134
Viatris Inc.(a)	1,195	16,694
Zoetis Inc.	470	74,016

		794,262

Professional Services — 0.4%
Equifax Inc.	121	21,917
IHS Markit Ltd.	370	35,808
Leidos Holdings Inc.	132	12,709
Nielsen Holdings PLC	351	8,828
Robert Half International Inc.	111	8,666
Verisk Analytics Inc.	161	28,447

		116,375

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	332	26,265

Road & Rail — 1.1%
CSX Corp.	755	72,797
JB Hunt Transport Services Inc.	82	13,782
Kansas City Southern	89	23,489
Norfolk Southern Corp.	248	66,593
Old Dominion Freight Line Inc.	94	22,599
Union Pacific Corp.	662	145,911

		345,171

Semiconductors & Semiconductor Equipment — 5.9%
Advanced Micro Devices Inc.(a)	1,200	94,200
Analog Devices Inc.	365	56,604
Applied Materials Inc.	908	121,309
Broadcom Inc.	404	187,318
Enphase Energy Inc.(a)	127	20,594
Intel Corp.	4,024	257,536
KLA Corp.	152	50,221
Lam Research Corp.	141	83,929
Maxim Integrated Products Inc.	265	24,213
Microchip Technology Inc.	266	41,288
Micron Technology Inc.(a)	1,108	97,737
Monolithic Power Systems Inc.	42	14,835
NVIDIA Corp.	613	327,299
Qorvo Inc.(a)	111	20,280
QUALCOMM Inc.	1,125	149,164
Skyworks Solutions Inc.	163	29,907
Teradyne Inc.	165	20,077
Texas Instruments Inc.	911	172,170
Xilinx Inc.	243	30,108

		1,798,789

Software — 9.1%
Adobe Inc.(a)	474	225,326
ANSYS Inc.(a)	86	29,202
Autodesk Inc.(a)	217	60,142
Cadence Design Systems Inc.(a)	275	37,672
Citrix Systems Inc.	121	16,984
Fortinet Inc.(a)	134	24,712
Intuit Inc.	271	103,809
Microsoft Corp.	7,470	1,761,202
NortonLifeLock Inc.	566	12,033
Oracle Corp.	1,836	128,832
Paycom Software Inc.(a)	48	17,763
salesforce.com Inc.(a)	909	192,590
ServiceNow Inc.(a)	194	97,021
Synopsys Inc.(a)	150	37,167

Security	Shares	Value

Software (continued)
Tyler Technologies Inc.(a)	40	$16,981

		2,761,436

Specialty Retail — 2.5%
Advance Auto Parts Inc.	65	11,927
AutoZone Inc.(a)	22	30,895
Best Buy Co. Inc.	228	26,177
CarMax Inc.(a)	160	21,226
Gap Inc. (The)(a)	210	6,254
Home Depot Inc. (The)	1,066	325,396
L Brands Inc.	228	14,104
Lowe’s Companies Inc.	723	137,500
O’Reilly Automotive Inc.(a)	69	35,000
Ross Stores Inc.	353	42,328
TJX Companies Inc. (The)	1,189	78,652
Tractor Supply Co.	113	20,010
Ulta Beauty Inc.(a)	55	17,004

		766,473

Technology Hardware, Storage & Peripherals — 6.7%
Apple Inc.	15,630	1,909,204
Hewlett Packard Enterprise Co.	1,288	20,273
HP Inc.	1,241	39,402
NetApp Inc.	220	15,987
Seagate Technology PLC	198	15,197
Western Digital Corp.	304	20,292

		2,020,355

Textiles, Apparel & Luxury Goods — 0.8%
Hanesbrands Inc.	342	6,727
Nike Inc., Class B	1,258	167,176
PVH Corp.	71	7,505
Ralph Lauren Corp.	47	5,788
Tapestry Inc.	272	11,209
Under Armour Inc., Class A(a)	190	4,210
Under Armour Inc., Class C, NVS(a)	195	3,600
VF Corp.	317	25,335

		231,550

Trading Companies & Distributors — 0.2%
Fastenal Co.	570	28,660
United Rentals Inc.(a)	71	23,381
WW Grainger Inc.	43	17,240

		69,281

Water Utilities — 0.1%
American Water Works Co. Inc.	180	26,986

Wireless Telecommunication Services — 0.2%
T-Mobile U.S. Inc.(a)	578	72,418

Total Common Stocks — 99.7% (Cost: $28,871,308)		30,187,111

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® ESG Screened S&P 500 ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	60,000	$60,000

Total Short-Term Investments — 0.2% (Cost: $60,000)		60,000

Total Investments in Securities — 99.9% (Cost: $28,931,308)		30,247,111

Other Assets, Less Liabilities — 0.1%		26,484

Net Assets — 100.0%		$30,273,595

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/22/20	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(b)	$—		$0	(c)	$—	$—	$—	$—	—	$33	(d)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		60,000	(c)	—	—	—	60,000	60,000	1		—
BlackRock Inc.	—		100,792		(5,837)	1,076	10,277	106,308	141	659		—

						$1,076	$10,277	$166,308		$693		$—

(a)	The Fund commenced operations on September 22, 2020.
(b)	As of period end, the entity is no longer held.
(c)	Represents net amount purchased (sold).
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 Micro E-Mini Index	4	06/18/21	$79	$754

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments

Futures contracts
Unrealized appreciation on futures contracts(a)	$754

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) March 31, 2021	iShares® ESG Screened S&P 500 ETF

For the period ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Change in Unrealized Appreciation (Depreciation) on:

Futures contracts	$754

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$15,870

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$30,187,111	$—	$—	$30,187,111
Money Market Funds	60,000	—	—	60,000

	$30,247,111	$—	$—	$30,247,111

Derivative financial instruments(a)
Assets
Futures Contracts	$754	$—	$—	$754

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® ESG Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
Axon Enterprise Inc.(a)	584	$83,173
Curtiss-Wright Corp.	378	44,831
Hexcel Corp.	772	43,232
Mercury Systems Inc.(a)	509	35,961

		207,197

Air Freight & Logistics — 0.6%
XPO Logistics Inc.(a)	944	116,395

Airlines — 0.3%
JetBlue Airways Corp.(a)	2,912	59,230

Auto Components — 1.8%
Adient PLC(a)	852	37,658
Dana Inc.	1,335	32,481
Fox Factory Holding Corp.(a)	386	49,045
Gentex Corp.	2,250	80,258
Goodyear Tire & Rubber Co. (The)(a)	2,153	37,828
Lear Corp.	504	91,350
Visteon Corp.(a)	258	31,463

		360,083

Automobiles — 0.6%
Harley-Davidson Inc.	1,415	56,742
Thor Industries Inc.	506	68,178

		124,920

Banks — 7.9%
Associated Banc-Corp.	1,408	30,047
BancorpSouth Bank	890	28,907
Bank of Hawaii Corp.	370	33,111
Bank OZK	1,114	45,507
Cathay General Bancorp	690	28,138
CIT Group Inc.	911	46,926
Commerce Bancshares Inc.	973	74,541
Cullen/Frost Bankers Inc.	518	56,338
East West Bancorp. Inc.	1,307	96,457
First Financial Bankshares Inc.	1,313	61,356
First Horizon Corp.	5,128	86,714
FNB Corp.	2,967	37,681
Fulton Financial Corp.	1,496	25,477
Glacier Bancorp. Inc.	879	50,173
Hancock Whitney Corp.	799	33,566
Home BancShares Inc./AR	1,402	37,924
International Bancshares Corp.	513	23,813
PacWest Bancorp.	1,078	41,126
Pinnacle Financial Partners Inc.	702	62,239
Prosperity Bancshares Inc.	858	64,256
Signature Bank/New York NY	527	119,155
Sterling Bancorp./DE	1,785	41,091
Synovus Financial Corp.	1,372	62,769
TCF Financial Corp.	1,409	65,462
Texas Capital Bancshares Inc.(a)	466	33,049
Trustmark Corp.	584	19,657
UMB Financial Corp.	400	36,932
Umpqua Holdings Corp.	2,034	35,697
United Bankshares Inc./WV	1,191	45,949
Valley National Bancorp.	3,745	51,456
Webster Financial Corp.	834	45,962
Wintrust Financial Corp.	524	39,719

		1,561,195

Security	Shares	Value

Beverages — 0.5%
Boston Beer Co. Inc. (The), Class A, NVS(a)	85	$102,534

Biotechnology — 1.6%
Arrowhead Pharmaceuticals Inc.(a)	948	62,862
Emergent BioSolutions Inc.(a)	418	38,837
Exelixis Inc.(a)	2,880	65,059
Halozyme Therapeutics Inc.(a)	1,174	48,944
Ligand Pharmaceuticals Inc.(a)	149	22,715
United Therapeutics Corp.(a)	411	68,748

		307,165

Building Products — 2.1%
Builders FirstSource Inc.(a)	1,906	88,381
Lennox International Inc.	317	98,774
Owens Corning	969	89,235
Simpson Manufacturing Co. Inc.	400	41,492
Trex Co. Inc.(a)	1,069	97,857

		415,739

Capital Markets — 2.4%
Affiliated Managers Group Inc.	394	58,718
Evercore Inc., Class A	388	51,115
FactSet Research Systems Inc.	350	108,007
Federated Hermes Inc.	867	27,137
Interactive Brokers Group Inc., Class A	746	54,488
Janus Henderson Group PLC	1,574	49,030
SEI Investments Co.	1,100	67,023
Stifel Financial Corp.	969	62,074

		477,592

Chemicals — 2.6%
Ashland Global Holdings Inc.	504	44,740
Avient Corp.	843	39,848
Cabot Corp.	522	27,373
Chemours Co. (The)	1,524	42,535
Ingevity Corp.(a)	373	28,173
Minerals Technologies Inc.	312	23,500
NewMarket Corp.	68	25,851
RPM International Inc.	1,201	110,312
Scotts Miracle-Gro Co. (The)	377	92,354
Sensient Technologies Corp.	391	30,498
Valvoline Inc.	1,675	43,667

		508,851

Commercial Services & Supplies — 1.9%
Brink’s Co. (The)	456	36,129
Clean Harbors Inc.(a)	465	39,088
Healthcare Services Group Inc.	690	19,341
Herman Miller Inc.	543	22,344
IAA Inc.(a)	1,233	67,987
KAR Auction Services Inc.	1,156	17,340
MSA Safety Inc.	335	50,257
Stericycle Inc.(a)	846	57,113
Tetra Tech Inc.	501	67,996

		377,595

Communications Equipment — 1.0%
Ciena Corp.(a)	1,432	78,359
Lumentum Holdings Inc.(a)	699	63,854
NetScout Systems Inc.(a)	677	19,064
ViaSat Inc.(a)	595	28,602

		189,879

Construction & Engineering — 1.3%
AECOM(a)	1,364	87,446

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) March 31, 2021	iShares® ESG Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
Dycom Industries Inc.(a)	282	$26,184
EMCOR Group Inc.	506	56,753
MasTec Inc.(a)	521	48,818
Valmont Industries Inc.	196	46,583

		265,784

Construction Materials — 0.3%
Eagle Materials Inc.	387	52,017

Consumer Finance — 0.6%
LendingTree Inc.(a)	98	20,874
Navient Corp.	1,693	24,227
PROG Holdings Inc.	611	26,450
SLM Corp.	3,086	55,455

		127,006

Containers & Packaging — 1.0%
AptarGroup Inc.	602	85,285
Greif Inc., Class A, NVS	245	13,965
Silgan Holdings Inc.	720	30,262
Sonoco Products Co.	928	58,742

		188,254

Diversified Consumer Services — 1.2%
Adtalem Global Education Inc.(a)	462	18,267
Graham Holdings Co., Class B	38	21,373
Grand Canyon Education Inc.(a)	436	46,695
H&R Block Inc.	1,690	36,842
Service Corp. International	1,564	79,842
Strategic Education Inc.	225	20,680
WW International Inc.(a)	438	13,701

		237,400

Diversified Financial Services — 0.3%
Jefferies Financial Group Inc.	1,869	56,257

Diversified Telecommunication Services — 0.2%
Iridium Communications Inc.(a)	1,091	45,004

Electric Utilities — 0.2%
Hawaiian Electric Industries Inc.	1,006	44,697

Electrical Equipment — 1.9%
Acuity Brands Inc.	332	54,780
EnerSys	394	35,775
Hubbell Inc.	501	93,632
nVent Electric PLC	1,553	43,344
Regal Beloit Corp.	375	53,505
Sunrun Inc.(a)	1,464	88,543

		369,579

Electronic Equipment, Instruments & Components — 3.2%
Arrow Electronics Inc.(a)	689	76,355
Avnet Inc.	918	38,106
Belden Inc.	412	18,280
Cognex Corp.	1,625	134,859
Coherent Inc.(a)	226	57,153
II-VI Inc.(a)	957	65,430
Jabil Inc.	1,250	65,200
Littelfuse Inc.	227	60,028
National Instruments Corp.	1,215	52,470
SYNNEX Corp.	381	43,754
Vishay Intertechnology Inc.	1,224	29,474

		641,109

Security	Shares	Value

Energy Equipment & Services — 0.2%
ChampionX Corp.(a)	1,718	$37,332

Entertainment — 0.2%
Cinemark Holdings Inc.	967	19,737
World Wrestling Entertainment Inc., Class A	432	23,440

		43,177

Equity Real Estate Investment Trusts (REITs) — 9.0%
American Campus Communities Inc.	1,271	54,869
Apartment Income REIT Corp.	1,374	58,752
Brixmor Property Group Inc.	2,740	55,430
Camden Property Trust	901	99,029
CoreSite Realty Corp.	395	47,341
Corporate Office Properties Trust	1,034	27,225
Cousins Properties Inc.	1,372	48,500
CyrusOne Inc.	1,112	75,305
Douglas Emmett Inc.	1,523	47,822
EastGroup Properties Inc.	366	52,441
EPR Properties	689	32,101
First Industrial Realty Trust Inc.	1,192	54,582
Healthcare Realty Trust Inc.	1,290	39,113
Highwoods Properties Inc.	959	41,180
Hudson Pacific Properties Inc.	1,393	37,792
JBG SMITH Properties	1,020	32,426
Kilroy Realty Corp.	978	64,186
Lamar Advertising Co., Class A	798	74,948
Life Storage Inc.	697	59,907
Macerich Co. (The)	1,069	12,507
Medical Properties Trust Inc.	5,355	113,954
National Retail Properties Inc.	1,618	71,305
Omega Healthcare Investors Inc.	2,140	78,388
Park Hotels & Resorts Inc.	2,178	47,001
Pebblebrook Hotel Trust	1,212	29,440
Physicians Realty Trust	1,943	34,333
PotlatchDeltic Corp.	618	32,705
PS Business Parks Inc.	185	28,597
Rayonier Inc.	1,272	41,022
Rexford Industrial Realty Inc.	1,213	61,135
Sabra Health Care REIT Inc.	1,944	33,748
Service Properties Trust	1,519	18,015
Spirit Realty Capital Inc.	1,060	45,050
STORE Capital Corp.	2,214	74,169
Urban Edge Properties	1,013	16,735
Weingarten Realty Investors	1,108	29,816

		1,770,869

Food & Staples Retailing — 0.4%
BJ’s Wholesale Club Holdings Inc.(a)	1,267	56,837
Sprouts Farmers Market Inc.(a)	1,106	29,442

		86,279

Food Products — 2.1%
Darling Ingredients Inc.(a)	1,501	110,444
Flowers Foods Inc.	1,817	43,245
Hain Celestial Group Inc. (The)(a)	755	32,918
Ingredion Inc.	620	55,750
Lancaster Colony Corp.	183	32,091
Pilgrim’s Pride Corp.(a)	449	10,682
Post Holdings Inc.(a)(b)	553	58,463
Sanderson Farms Inc.	184	28,663
Tootsie Roll Industries Inc.	164	5,444

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® ESG Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
TreeHouse Foods Inc.(a)(b)	523	$27,321

		405,021

Gas Utilities — 1.1%
New Jersey Resources Corp.	889	35,444
ONE Gas Inc.	492	37,840
Southwest Gas Holdings Inc.	527	36,210
Spire Inc.	476	35,172
UGI Corp.	1,925	78,944

		223,610

Health Care Equipment & Supplies — 3.4%
Avanos Medical Inc.(a)	442	19,333
Cantel Medical Corp.(a)	348	27,784
Globus Medical Inc., Class A(a)	712	43,909
Haemonetics Corp.(a)	469	52,064
Hill-Rom Holdings Inc.	613	67,724
ICU Medical Inc.(a)	182	37,390
Integra LifeSciences Holdings Corp.(a)	653	45,116
LivaNova PLC(a)	448	33,031
Masimo Corp.(a)	469	107,711
Neogen Corp.(a)	492	43,734
NuVasive Inc.(a)	473	31,010
Penumbra Inc.(a)	313	84,692
Quidel Corp.(a)	182	23,283
STAAR Surgical Co.(a)	430	45,326

		662,107

Health Care Providers & Services — 2.9%
Acadia Healthcare Co. Inc.(a)	822	46,969
Amedisys Inc.(a)	303	80,232
Chemed Corp.	148	68,053
Encompass Health Corp.	916	75,021
HealthEquity Inc.(a)	756	51,408
LHC Group Inc.(a)	292	55,833
Molina Healthcare Inc.(a)	511	119,451
Patterson Companies Inc.	803	25,656
Tenet Healthcare Corp.(a)	980	50,960

		573,583

Hotels, Restaurants & Leisure — 3.0%
Boyd Gaming Corp.(a)	744	43,866
Choice Hotels International Inc.	267	28,646
Churchill Downs Inc.	320	72,774
Cracker Barrel Old Country Store Inc.	220	38,034
Jack in the Box Inc.	211	23,164
Marriott Vacations Worldwide Corp.	380	66,188
Papa John’s International Inc.	304	26,947
Scientific Games Corp./DE, Class A(a)	518	19,953
Six Flags Entertainment Corp.	700	32,529
Texas Roadhouse Inc.	603	57,852
Travel + Leisure Co.	793	48,500
Wendy’s Co. (The)	1,650	33,429
Wingstop Inc.	274	34,845
Wyndham Hotels & Resorts Inc.	860	60,011

		586,738

Household Durables — 1.7%
Helen of Troy Ltd.(a)(b)	225	47,399
KB Home	820	38,155
Taylor Morrison Home Corp.(a)	1,189	36,633
Tempur Sealy International Inc.	1,763	64,455
Toll Brothers Inc.	1,034	58,659
TopBuild Corp.(a)	305	63,876

Security	Shares	Value

Household Durables (continued)
TRI Pointe Homes Inc.(a)	1,098	$22,355

		331,532

Household Products — 0.1%
Energizer Holdings Inc.	535	25,391

Industrial Conglomerates — 0.4%
Carlisle Companies Inc.	495	81,467

Insurance — 4.4%
Alleghany Corp.(a)	129	80,791
American Financial Group Inc./OH	645	73,595
Brighthouse Financial Inc.(a)	805	35,621
Brown & Brown Inc.	2,162	98,825
CNO Financial Group Inc.	1,242	30,168
First American Financial Corp.	1,014	57,443
Genworth Financial Inc., Class A(a)	4,489	14,904
Hanover Insurance Group Inc. (The)	339	43,887
Kemper Corp.	567	45,201
Kinsale Capital Group Inc.	198	32,630
Mercury General Corp.	245	14,899
Old Republic International Corp.	2,612	57,046
Primerica Inc.	363	53,659
Reinsurance Group of America Inc.	628	79,159
RenaissanceRe Holdings Ltd.	468	74,997
RLI Corp.	366	40,835
Selective Insurance Group Inc.	552	40,042

		873,702

Interactive Media & Services — 0.4%
TripAdvisor Inc.(a)	888	47,766
Yelp Inc.(a)	649	25,311

		73,077

Internet & Direct Marketing Retail — 0.3%
Grubhub Inc.(a)	850	51,000

IT Services — 1.8%
Alliance Data Systems Corp.	459	51,449
Concentrix Corp.(a)	384	57,493
LiveRamp Holdings Inc.(a)	605	31,387
MAXIMUS Inc.	567	50,486
Perspecta Inc.	1,263	36,690
Sabre Corp.	2,924	43,304
WEX Inc.(a)	408	85,362

		356,171

Leisure Products — 1.3%
Brunswick Corp./DE	718	68,476
Mattel Inc.(a)	3,214	64,023
Polaris Inc.	538	71,823
YETI Holdings Inc.(a)	692	49,969

		254,291

Life Sciences Tools & Services — 2.8%
Bio-Techne Corp.	359	137,113
Charles River Laboratories International Inc.(a)	459	133,032
Medpace Holdings Inc.(a)	254	41,669
PRA Health Sciences Inc.(a)	599	91,844
Repligen Corp.(a)	470	91,373
Syneos Health Inc.(a)	763	57,873

		552,904

Machinery — 5.3%
AGCO Corp.	569	81,737

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) March 31, 2021	iShares® ESG Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Colfax Corp.(a)	1,061	$46,482
Crane Co.	456	42,823
Donaldson Co. Inc.	1,164	67,698
Graco Inc.	1,558	111,584
ITT Inc.	799	72,637
Kennametal Inc.	771	30,817
Lincoln Electric Holdings Inc.	551	67,740
Middleby Corp. (The)(a)	513	85,030
Nordson Corp.	499	99,141
Oshkosh Corp.	631	74,875
Terex Corp.	639	29,439
Timken Co. (The)	629	51,056
Toro Co. (The)	994	102,521
Trinity Industries Inc.	758	21,595
Woodward Inc.	545	65,743

		1,050,918

Marine — 0.2%
Kirby Corp.(a)	554	33,395

Media — 1.1%
Cable One Inc.	50	91,418
John Wiley & Sons Inc., Class A	402	21,788
New York Times Co. (The), Class A	1,339	67,780
TEGNA Inc.	2,027	38,169

		219,155

Metals & Mining — 2.0%
Commercial Metals Co.	1,108	34,171
Compass Minerals International Inc.	314	19,694
Reliance Steel & Aluminum Co.	587	89,394
Royal Gold Inc.	606	65,218
Steel Dynamics Inc.	1,851	93,957
United States Steel Corp.	2,419	63,305
Worthington Industries Inc.	318	21,334

		387,073

Multi-Utilities — 0.3%
MDU Resources Group Inc.	1,851	58,510

Multiline Retail — 0.9%
Kohl’s Corp.	1,455	86,733
Nordstrom Inc.	1,005	38,059
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	525	45,675

		170,467

Oil, Gas & Consumable Fuels — 0.3%
Equitrans Midstream Corp.	3,766	30,731
World Fuel Services Corp.	581	20,451

		51,182

Paper & Forest Products — 0.4%
Domtar Corp.	507	18,734
Louisiana-Pacific Corp.	983	54,517

		73,251

Personal Products — 0.2%
Coty Inc., Class A	2,614	23,552
Nu Skin Enterprises Inc., Class A	469	24,806

		48,358

Pharmaceuticals — 0.6%
Jazz Pharmaceuticals PLC(a)	519	85,308
Nektar Therapeutics(a)	1,681	33,620

		118,928

Security	Shares	Value

Professional Services — 1.6%
ASGN Inc.(a)	488	$46,575
CoreLogic Inc.	675	53,494
FTI Consulting Inc.(a)	319	44,695
Insperity Inc.	328	27,467
KBR Inc.	1,300	49,907
ManpowerGroup Inc.	508	50,241
Science Applications International Corp.	538	44,971

		317,350

Real Estate Management & Development — 0.4%
Jones Lang LaSalle Inc.(a)	474	84,865

Road & Rail — 1.1%
Avis Budget Group Inc.(a)	477	34,602
Knight-Swift Transportation Holdings Inc.	1,132	54,438
Landstar System Inc.	355	58,596
Ryder System Inc.	495	37,447
Werner Enterprises Inc.	526	24,811

		209,894

Semiconductors & Semiconductor Equipment — 4.2%
Amkor Technology Inc.	988	23,426
Brooks Automation Inc.	685	55,930
Cirrus Logic Inc.(a)	536	45,447
CMC Materials Inc.	269	47,557
Cree Inc.(a)	1,061	114,726
First Solar Inc.(a)	774	67,570
MKS Instruments Inc.	510	94,564
Semtech Corp.(a)	600	41,400
Silicon Laboratories Inc.(a)	406	57,274
SolarEdge Technologies Inc.(a)	476	136,822
Synaptics Inc.(a)	322	43,605
Universal Display Corp.	396	93,761

		822,082

Software — 4.2%
ACI Worldwide Inc.(a)	1,081	41,132
Blackbaud Inc.	447	31,773
CDK Global Inc.	1,124	60,763
Ceridian HCM Holding Inc.(a)(b)	1,200	101,124
CommVault Systems Inc.(a)	433	27,929
Fair Isaac Corp.(a)	270	131,233
InterDigital Inc.	285	18,083
j2 Global Inc.(a)	392	46,985
Manhattan Associates Inc.(a)	589	69,137
Paylocity Holding Corp.(a)	344	61,862
PTC Inc.(a)	971	133,658
Qualys Inc.(a)	305	31,958
SailPoint Technologies Holdings Inc.(a)	844	42,740
Teradata Corp.(a)	1,006	38,771

		837,148

Specialty Retail — 3.1%
American Eagle Outfitters Inc.	1,378	40,293
AutoNation Inc.(a)	509	47,449
Five Below Inc.(a)	518	98,829
Foot Locker Inc.	962	54,112
Lithia Motors Inc., Class A	246	95,962
Murphy USA Inc.	237	34,261
RH(a)	151	90,087
Urban Outfitters Inc.(a)	631	23,467
Williams-Sonoma Inc.	710	127,232

		611,692

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® ESG Screened S&P Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 0.2%
NCR Corp.(a)	1,201	$45,578

Textiles, Apparel & Luxury Goods — 1.4%
Capri Holdings Ltd.(a)	1,391	70,941
Carter’s Inc.	407	36,194
Columbia Sportswear Co.	282	29,788
Deckers Outdoor Corp.(a)	260	85,909
Skechers U.S.A. Inc., Class A(a)	1,262	52,638

		275,470

Thrifts & Mortgage Finance — 0.8%
Essent Group Ltd.	1,042	49,485
MGIC Investment Corp.	3,119	43,198
New York Community Bancorp. Inc.	4,299	54,253
Washington Federal Inc.	683	21,037

		167,973

Trading Companies & Distributors — 0.9%
GATX Corp.	324	30,048
MSC Industrial Direct Co. Inc., Class A	431	38,872
Univar Solutions Inc.(a)	1,563	33,667
Watsco Inc.	305	79,528

		182,115

Water Utilities — 0.5%
Essential Utilities Inc.	2,062	92,274

Wireless Telecommunication Services — 0.1%
Telephone and Data Systems Inc.	917	21,054

Total Common Stocks — 99.8% (Cost: $18,434,528)		19,702,465

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	265,335	$265,494
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	20,000	20,000

		285,494

Total Short-Term Investments — 1.5% (Cost: $ 285,494)		285,494

Total Investments in Securities — 101.3% (Cost: $ 18,720,022)		19,987,959

Other Assets, Less Liabilities — (1.3)%		(247,688)

Net Assets — 100.0%		$19,740,271

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/22/20	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$265,499	(b)	$—	$(5)	$—	$265,494	265,335	$120	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		20,000	(b)	—	—	—	20,000	20,000	2		—

						$(5)	$—	$285,494		$122		$—

(a)	The Fund commenced operations on September 22, 2020.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) March 31, 2021	iShares® ESG Screened S&P Mid-Cap ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$19,702,465	$—	$—	$19,702,465
Money Market Funds	285,494	—	—	285,494

	$19,987,959	$—	$—	$19,987,959

See notes to financial statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments March 31, 2021	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
AAR Corp.	338	$14,078
Aerovironment Inc.(a)	228	26,462
Cubic Corp.	323	24,086
Kaman Corp.	281	14,412
National Presto Industries Inc.	52	5,308
Park Aerospace Corp.	230	3,041
Triumph Group Inc.	530	9,741

		97,128

Air Freight & Logistics — 0.6%
Atlas Air Worldwide Holdings Inc.(a)	57	3,445
Echo Global Logistics Inc.(a)	210	6,596
Forward Air Corp.	280	24,867
Hub Group Inc., Class A(a)	344	23,144

		58,052

Airlines — 0.8%
Allegiant Travel Co.	133	32,460
Hawaiian Holdings Inc.	492	13,121
SkyWest Inc.	512	27,894

		73,475

Auto Components — 1.7%
American Axle & Manufacturing Holdings Inc.(a)	1,150	11,109
Cooper Tire & Rubber Co.	514	28,774
Cooper-Standard Holdings Inc.(a)	172	6,247
Dorman Products Inc.(a)	292	29,971
Gentherm Inc.(a)(b)	335	24,827
LCI Industries	256	33,864
Motorcar Parts of America Inc.(a)	194	4,365
Patrick Industries Inc.	225	19,125
Standard Motor Products Inc.	206	8,565

		166,847

Automobiles — 0.3%
Winnebago Industries Inc.	344	26,388

Banks — 7.6%
Allegiance Bancshares Inc.	147	5,959
Ameris Bancorp.	549	28,828
Banc of California Inc.	452	8,172
BancFirst Corp.	190	13,431
BankUnited Inc.	732	32,172
Banner Corp.	203	10,826
Berkshire Hills Bancorp. Inc.	402	8,973
Boston Private Financial Holdings Inc.	476	6,340
Brookline Bancorp. Inc.	458	6,870
Cadence BanCorp.	729	15,112
City Holding Co.	91	7,442
Columbia Banking System Inc.	414	17,839
Community Bank System Inc.	310	23,783
Customers Bancorp. Inc.(a)	232	7,382
CVB Financial Corp.	1,007	22,245
Dime Community Bancshares Inc.	355	10,700
Eagle Bancorp. Inc.	187	9,950
FB Financial Corp.	316	14,049
First BanCorp./Puerto Rico	1,263	14,221
First Bancorp./Southern Pines NC	167	7,265
First Commonwealth Financial Corp.	556	7,990
First Financial Bancorp.	567	13,608
First Hawaiian Inc.	1,333	36,484
First Midwest Bancorp. Inc.	685	15,008

Security	Shares	Value

Banks (continued)
Great Western Bancorp. Inc.	318	$9,632
Heritage Financial Corp./WA	208	5,874
Hilltop Holdings Inc.	661	22,560
Hope Bancorp Inc.	713	10,738
Independent Bank Corp.	301	25,341
Independent Bank Group Inc.	373	26,946
Investors Bancorp. Inc.	1,693	24,870
National Bank Holdings Corp., Class A	177	7,023
NBT Bancorp. Inc.	253	10,095
OFG Bancorp.	293	6,628
Old National Bancorp./IN	1,306	25,258
Pacific Premier Bancorp. Inc.	744	32,319
Park National Corp.	144	18,619
Preferred Bank/Los Angeles CA	107	6,814
Renasant Corp.	442	18,290
S&T Bancorp. Inc.	228	7,638
Seacoast Banking Corp. of Florida(a)	330	11,959
ServisFirst Bancshares Inc.	479	29,377
Simmons First National Corp., Class A	630	18,692
Southside Bancshares Inc.	245	9,435
Tompkins Financial Corp.	123	10,172
Triumph Bancorp. Inc.(a)	179	13,853
United Community Banks Inc./GA	684	23,338
Veritex Holdings Inc.	287	9,391
Westamerica Bancorp.	156	9,794

		739,305

Beverages — 0.4%
Celsius Holdings Inc.(a)	272	13,069
Coca-Cola Consolidated Inc.	47	13,573
MGP Ingredients Inc.	133	7,867
National Beverage Corp.	137	6,701

		41,210

Biotechnology — 1.2%
Anika Therapeutics Inc.(a)	145	5,915
Coherus Biosciences Inc.(a)	122	1,782
Cytokinetics Inc.(a)	706	16,422
Eagle Pharmaceuticals Inc./DE(a)	118	4,925
Enanta Pharmaceuticals Inc.(a)	182	8,976
Myriad Genetics Inc.(a)	766	23,325
REGENXBIO Inc.(a)	354	12,075
Spectrum Pharmaceuticals Inc.(a)	1,454	4,740
Vanda Pharmaceuticals Inc.(a)	557	8,366
Xencor Inc.(a)	590	25,405

		111,931

Building Products — 2.3%
AAON Inc.	415	29,054
American Woodmark Corp.(a)	173	17,054
Apogee Enterprises Inc.	264	10,792
Gibraltar Industries Inc.(a)	332	30,381
Griffon Corp.	459	12,471
Insteel Industries Inc.	196	6,045
PGT Innovations Inc.(a)	603	15,226
Quanex Building Products Corp.	341	8,945
Resideo Technologies Inc.(a)	1,458	41,189
UFP Industries Inc.	623	47,248

		218,405

Capital Markets — 1.0%
Blucora Inc.(a)	490	8,154
BrightSphere Investment Group Inc.	604	12,309

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) March 31, 2021	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Donnelley Financial Solutions Inc.(a)	301	$8,377
Greenhill & Co. Inc.	151	2,488
Piper Sandler Cos	140	15,351
StoneX Group Inc.(a)	167	10,918
Virtus Investment Partners Inc.	72	16,956
Waddell & Reed Financial Inc., Class A	631	15,807
WisdomTree Investments Inc.	1,140	7,125

		97,485

Chemicals — 2.9%
AdvanSix Inc.(a)	284	7,617
American Vanguard Corp.	270	5,511
Balchem Corp.	329	41,260
Ferro Corp.(a)	837	14,112
FutureFuel Corp.	263	3,821
GCP Applied Technologies Inc.(a)	490	12,024
Hawkins Inc.	111	3,721
HB Fuller Co.	530	33,342
Innospec Inc.	250	25,672
Koppers Holdings Inc.(a)	214	7,439
Kraton Corp.(a)	324	11,855
Livent Corp.(a)(b)	1,493	25,859
Quaker Chemical Corp.	134	32,665
Stepan Co.	217	27,583
Tredegar Corp.	263	3,948
Trinseo SA	391	24,895

		281,324

Commercial Services & Supplies — 2.2%
ABM Industries Inc.	683	34,840
Brady Corp., Class A, NVS	494	26,404
CoreCivic Inc.	1,215	10,996
Deluxe Corp.	427	17,917
Harsco Corp.(a)	801	13,737
HNI Corp.	436	17,248
Interface Inc.	595	7,426
Matthews International Corp., Class A	323	12,775
Pitney Bowes Inc.	1,002	8,257
Team Inc.(a)	312	3,597
U.S. Ecology Inc.(a)	321	13,366
UniFirst Corp./MA	154	34,451
Viad Corp.	207	8,642

		209,656

Communications Equipment — 1.1%
ADTRAN Inc.	491	8,190
Applied Optoelectronics Inc.(a)	139	1,162
CalAmp Corp.(a)	357	3,873
Comtech Telecommunications Corp.	265	6,583
Digi International Inc.(a)	366	6,950
Extreme Networks Inc.(a)	1,254	10,973
Harmonic Inc.(a)	1,024	8,028
NETGEAR Inc.(a)	311	12,782
Plantronics Inc.	381	14,825
Viavi Solutions Inc.(a)	2,329	36,565

		109,931

Construction & Engineering — 1.1%
Aegion Corp., Class A(a)	310	8,913
Arcosa Inc.	491	31,959
Comfort Systems USA Inc.	368	27,515
Granite Construction Inc.	465	18,716
Matrix Service Co.(a)	270	3,540

Security	Shares	Value

Construction & Engineering (continued)
MYR Group Inc.(a)	170	$12,184

		102,827

Construction Materials — 0.1%
U.S. Concrete Inc.(a)	161	11,804

Consumer Finance — 0.6%
Encore Capital Group Inc.(a)	318	12,793
Enova International Inc.(a)	369	13,092
Green Dot Corp., Class A(a)	425	19,461
PRA Group Inc.(a)	78	2,892
World Acceptance Corp.(a)	40	5,190

		53,428

Containers & Packaging — 0.1%
Myers Industries Inc.	363	7,173

Diversified Consumer Services — 0.2%
American Public Education Inc.(a)	189	6,734
Perdoceo Education Corp.(a)	711	8,503
Regis Corp.(a)	298	3,743

		18,980

Diversified Telecommunication Services — 0.8%
ATN International Inc.	112	5,501
Cincinnati Bell Inc.(a)	293	4,498
Cogent Communications Holdings Inc.	431	29,636
Consolidated Communications Holdings Inc.(a)	742	5,342
Vonage Holdings Corp.(a)	2,385	28,191

		73,168

Electrical Equipment — 0.5%
AZZ Inc.	258	12,990
Encore Wire Corp.	210	14,097
Powell Industries Inc.	108	3,658
Vicor Corp.(a)	215	18,282

		49,027

Electronic Equipment, Instruments & Components — 3.9%
Arlo Technologies Inc.(a)	817	5,131
Badger Meter Inc.	296	27,549
Bel Fuse Inc., Class B, NVS	106	2,108
Benchmark Electronics Inc.	368	11,379
CTS Corp.	328	10,188
Daktronics Inc.	383	2,401
ePlus Inc.(a)	137	13,651
Fabrinet(a)	375	33,896
FARO Technologies Inc.(a)	183	15,842
Insight Enterprises Inc.(a)	357	34,065
Itron Inc.(a)(b)	452	40,070
Knowles Corp.(a)	931	19,476
Methode Electronics Inc.	392	16,456
MTS Systems Corp.	198	11,524
OSI Systems Inc.(a)	170	16,337
PC Connection Inc.	112	5,196
Plexus Corp.(a)	293	26,909
Rogers Corp.(a)	190	35,760
Sanmina Corp.(a)	661	27,352
ScanSource Inc.(a)	258	7,727
TTM Technologies Inc.(a)	1,008	14,616

		377,633

Energy Equipment & Services — 1.4%
Archrock Inc.	1,303	12,365
Bristow Group Inc.(a)	234	6,056

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
Core Laboratories NV	452	$13,013
DMC Global Inc.	156	8,464
Dril-Quip Inc.(a)	360	11,963
Helix Energy Solutions Group Inc.(a)	1,438	7,262
Helmerich & Payne Inc.	1,098	29,602
Nabors Industries Ltd.	66	6,168
Oil States International Inc.(a)	622	3,751
Patterson-UTI Energy Inc.	1,906	13,590
ProPetro Holding Corp.(a)	828	8,826
RPC Inc.(a)	605	3,267
U.S. Silica Holdings Inc.	754	9,267

		133,594

Entertainment — 0.2%
Glu Mobile Inc.(a)	1,526	19,044
Marcus Corp. (The)	239	4,778

		23,822

Equity Real Estate Investment Trusts (REITs) — 7.1%
Acadia Realty Trust	499	9,466
Agree Realty Corp.	646	43,482
Alexander & Baldwin Inc.	735	12,341
American Assets Trust Inc.	510	16,544
Armada Hoffler Properties Inc.	601	7,537
Brandywine Realty Trust	1,738	22,438
CareTrust REIT Inc.	756	17,603
Centerspace	132	8,976
Chatham Lodging Trust	477	6,277
Community Healthcare Trust Inc.	229	10,561
DiamondRock Hospitality Co.(a)	1,999	20,590
Diversified Healthcare Trust	2,418	11,558
Easterly Government Properties Inc.	162	3,358
Essential Properties Realty Trust Inc.	1,089	24,862
Four Corners Property Trust Inc.	760	20,824
Franklin Street Properties Corp.	984	5,363
GEO Group Inc. (The)	938	7,279
Getty Realty Corp.	373	10,563
Global Net Lease Inc.	919	16,597
Hersha Hospitality Trust, Class A(a)	372	3,925
Independence Realty Trust Inc.	1,034	15,717
Industrial Logistics Properties Trust	662	15,312
Innovative Industrial Properties Inc.	243	43,779
iStar Inc.	583	10,366
Kite Realty Group Trust	856	16,512
Lexington Realty Trust	2,826	31,397
LTC Properties Inc.	400	16,688
Mack-Cali Realty Corp.	875	13,545
National Storage Affiliates Trust	654	26,114
NexPoint Residential Trust Inc.	229	10,555
Office Properties Income Trust	490	13,485
Retail Opportunity Investments Corp.	1,199	19,028
Retail Properties of America Inc., Class A	2,179	22,836
RPT Realty	824	9,402
Safehold Inc.	146	10,235
Saul Centers Inc.	132	5,294
SITE Centers Corp.	1,698	23,025
Summit Hotel Properties Inc.	1,073	10,902
Tanger Factory Outlet Centers Inc.	950	14,373
Uniti Group Inc.	2,372	26,163
Universal Health Realty Income Trust	130	8,811
Urstadt Biddle Properties Inc., Class A	307	5,112

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Washington REIT	861	$19,028
Whitestone REIT	407	3,948
Xenia Hotels & Resorts Inc.	897	17,491

		689,262

Food & Staples Retailing — 0.7%
Andersons Inc. (The)	314	8,597
Chefs’ Warehouse Inc. (The)(a)	326	9,930
PriceSmart Inc.	238	23,027
SpartanNash Co.	367	7,204
United Natural Foods Inc.(a)	572	18,842

		67,600

Food Products — 1.2%
B&G Foods Inc.	659	20,469
Calavo Growers Inc.	169	13,121
Cal-Maine Foods Inc.(a)	381	14,638
Fresh Del Monte Produce Inc.	308	8,818
J&J Snack Foods Corp.	152	23,869
John B Sanfilippo & Son Inc.	90	8,133
Seneca Foods Corp., Class A(a)	67	3,155
Simply Good Foods Co. (The)(a)	858	26,100

		118,303

Gas Utilities — 0.6%
Chesapeake Utilities Corp.	177	20,546
Northwest Natural Holding Co.	312	16,832
South Jersey Industries Inc.	1,025	23,145

		60,523

Health Care Equipment & Supplies — 3.1%
AngioDynamics Inc.(a)	385	9,009
Cardiovascular Systems Inc.(a)	408	15,643
CONMED Corp.	295	38,524
CryoLife Inc.(a)	395	8,919
Cutera Inc.(a)	180	5,409
Glaukos Corp.(a)	466	39,111
Heska Corp.(a)	100	16,846
Inogen Inc.(a)	187	9,821
Integer Holdings Corp.(a)(b)	336	30,946
Invacare Corp.	424	3,401
Lantheus Holdings Inc.(a)	680	14,532
LeMaitre Vascular Inc.	171	8,341
Meridian Bioscience Inc.(a)	438	11,498
Merit Medical Systems Inc.(a)	499	29,880
Mesa Laboratories Inc.	49	11,932
Natus Medical Inc.(a)	343	8,784
OraSure Technologies Inc.(a)	126	1,470
Orthofix Medical Inc.(a)	198	8,583
Surmodics Inc.(a)	140	7,850
Tactile Systems Technology Inc.(a)	198	10,789
Varex Imaging Corp.(a)	398	8,155
Zynex Inc.(a)(b)	83	1,267

		300,710

Health Care Providers & Services — 4.0%
Addus HomeCare Corp.(a)	153	16,002
AMN Healthcare Services Inc.(a)	480	35,376
Community Health Systems Inc.(a)	1,237	16,724
CorVel Corp.(a)	93	9,541
Covetrus Inc.(a)	1,013	30,360
Cross Country Healthcare Inc.(a)	355	4,434
Ensign Group Inc. (The)	524	49,172
Fulgent Genetics Inc.(a)	179	17,295

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) March 31, 2021	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Hanger Inc.(a)	387	$8,831
Magellan Health Inc.(a)	182	16,970
MEDNAX Inc.(a)	872	22,210
ModivCare Inc.(a)	125	18,515
Owens & Minor Inc.	748	28,117
Pennant Group Inc. (The)(a)	258	11,816
R1 RCM Inc.(a)	1,249	30,825
RadNet Inc.(a)	434	9,440
Select Medical Holdings Corp.(a)	1,098	37,442
Tivity Health Inc.(a)	384	8,571
U.S. Physical Therapy Inc.	130	13,533

		385,174

Health Care Technology — 1.5%
Allscripts Healthcare Solutions Inc.(a)	1,455	21,847
Computer Programs & Systems Inc.	129	3,947
HealthStream Inc.(a)	256	5,719
HMS Holdings Corp.(a)	900	33,278
NextGen Healthcare Inc.(a)	565	10,227
Omnicell Inc.(a)	438	56,883
Simulations Plus Inc.	31	1,960
Tabula Rasa HealthCare Inc.(a)	228	10,499

		144,360

Hotels, Restaurants & Leisure — 2.2%
BJ’s Restaurants Inc.(a)	235	13,649
Bloomin’ Brands Inc.	815	22,046
Brinker International Inc.	462	32,830
Cheesecake Factory Inc. (The)	428	25,042
Chuy’s Holdings Inc.(a)	200	8,864
Dave & Buster’s Entertainment Inc.(a)	484	23,183
Dine Brands Global Inc.	169	15,215
El Pollo Loco Holdings Inc.(a)	193	3,111
Fiesta Restaurant Group Inc.(a)	182	2,291
Monarch Casino & Resort Inc.(a)	130	7,881
Red Robin Gourmet Burgers Inc.(a)	158	6,303
Ruth’s Hospitality Group Inc.	323	8,020
Shake Shack Inc., Class A(a)	369	41,612

		210,047

Household Durables — 2.3%
Cavco Industries Inc.(a)	87	19,628
Century Communities Inc.(a)	294	17,734
Ethan Allen Interiors Inc.	222	6,129
Installed Building Products Inc.	229	25,391
iRobot Corp.(a)	287	35,066
La-Z-Boy Inc.	470	19,966
LGI Homes Inc.(a)	223	33,296
M/I Homes Inc.(a)	296	17,485
MDC Holdings Inc.	564	33,502
Meritage Homes Corp.(a)	64	5,883
Tupperware Brands Corp.(a)	89	2,350
Universal Electronics Inc.(a)	140	7,696

		224,126

Household Products — 0.7%
Central Garden & Pet Co.(a)	99	5,743
Central Garden & Pet Co., Class A, NVS(a)	400	20,756
WD-40 Co.	139	42,559

		69,058

Industrial Conglomerates — 0.1%
Raven Industries Inc.	364	13,952

Security	Shares	Value

Insurance — 1.6%
Ambac Financial Group Inc.(a)	465	$7,784
American Equity Investment Life Holding Co.	677	21,346
AMERISAFE Inc.	196	12,544
eHealth Inc.(a)	46	3,346
Employers Holdings Inc.	224	9,646
HCI Group Inc.	63	4,840
Horace Mann Educators Corp.	240	10,370
James River Group Holdings Ltd.	241	10,995
ProAssurance Corp.	312	8,349
Safety Insurance Group Inc.	112	9,436
SiriusPoint Ltd.(a)	864	8,787
Stewart Information Services Corp.	211	10,978
Trupanion Inc.(a)	338	25,759
United Fire Group Inc.	218	7,586
United Insurance Holdings Corp.	306	2,206
Universal Insurance Holdings Inc.	289	4,144

		158,116

Interactive Media & Services — 0.1%
QuinStreet Inc.(a)	498	10,109

Internet & Direct Marketing Retail — 0.4%
Liquidity Services Inc.(a)	274	5,091
PetMed Express Inc.	206	7,246
Shutterstock Inc.	225	20,034
Stamps.com Inc.(a)	38	7,581

		39,952

IT Services — 1.8%
Cardtronics PLC, Class A(a)	367	14,240
CSG Systems International Inc.	331	14,859
EVERTEC Inc.	610	22,704
ExlService Holdings Inc.(a)	341	30,744
NIC Inc.	684	23,208
Perficient Inc.(a)	335	19,671
Sykes Enterprises Inc.(a)	403	17,764
TTEC Holdings Inc.	186	18,684
Unisys Corp.(a)	640	16,269

		178,143

Leisure Products — 0.3%
Callaway Golf Co.	960	25,680

Life Sciences Tools & Services — 0.7%
Luminex Corp.	441	14,068
NeoGenomics Inc.(a)	1,191	57,442

		71,510

Machinery — 5.8%
Alamo Group Inc.	100	15,615
Albany International Corp., Class A	313	26,126
Astec Industries Inc.	230	17,347
Barnes Group Inc.	473	23,432
Chart Industries Inc.(a)	365	51,958
CIRCOR International Inc.(a)	214	7,451
Enerpac Tool Group Corp.	610	15,933
EnPro Industries Inc.	209	17,821
ESCO Technologies Inc.	265	28,856
Federal Signal Corp.	616	23,593
Franklin Electric Co. Inc.	391	30,866
Greenbrier Companies Inc. (The)	333	15,724
Hillenbrand Inc.	764	36,450
John Bean Technologies Corp.	323	43,069
Lindsay Corp.	110	18,328

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Lydall Inc.(a)	173	$5,837
Meritor Inc.(a)	737	21,683
Mueller Industries Inc.	582	24,066
Proto Labs Inc.(a)	55	6,696
SPX Corp.(a)	458	26,688
SPX FLOW Inc.	429	27,169
Standex International Corp.	125	11,946
Tennant Co.	188	15,019
Titan International Inc.	513	4,761
Wabash National Corp.	530	9,964
Watts Water Technologies Inc., Class A	280	33,267

		559,665

Marine — 0.4%
Matson Inc.	442	29,482
SEACOR Holdings Inc.(a)	235	9,576

		39,058

Media — 0.8%
AMC Networks Inc., Class A(a)(b)	305	16,214
EW Scripps Co. (The), Class A, NVS	581	11,196
Gannett Co. Inc.(a)	1,341	7,215
Meredith Corp.	412	12,269
Scholastic Corp., NVS	305	9,184
TechTarget Inc.(a)	241	16,737

		72,815

Metals & Mining — 1.3%
Allegheny Technologies Inc.(a)	1,288	27,125
Arconic Corp.(a)	997	25,314
Carpenter Technology Corp.	489	20,122
Century Aluminum Co.(a)	512	9,042
Haynes International Inc.	129	3,827
Kaiser Aluminum Corp.	161	17,791
Materion Corp.	206	13,646
Olympic Steel Inc.	95	2,798
SunCoke Energy Inc.	841	5,895
TimkenSteel Corp.(a)	393	4,618

		130,178

Mortgage Real Estate Investment — 1.1%
Apollo Commercial Real Estate Finance Inc.	1,310	18,301
ARMOUR Residential REIT Inc.	662	8,076
Capstead Mortgage Corp.	982	6,118
Granite Point Mortgage Trust Inc.	435	5,207
Invesco Mortgage Capital Inc.	2,343	9,396
KKR Real Estate Finance Trust Inc.	278	5,112
New York Mortgage Trust Inc.	3,853	17,223
PennyMac Mortgage Investment Trust	772	15,131
Ready Capital Corp.	592	7,945
Redwood Trust Inc.	1,137	11,836

		104,345

Multi-Utilities — 0.3%
Avista Corp.	705	33,664

Multiline Retail — 0.5%
Big Lots Inc.	345	23,564
Macy’s Inc.	1,796	29,077

		52,641

Oil, Gas & Consumable Fuels — 0.5%
Dorian LPG Ltd.(a)(b)	279	3,663
Green Plains Inc.(a)	333	9,014
Par Pacific Holdings Inc.(a)	406	5,733

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
PBF Energy Inc., Class A	975	$13,796
Renewable Energy Group Inc.(a)(b)	140	9,246
REX American Resources Corp.(a)	53	4,461

		45,913

Paper & Forest Products — 0.3%
Clearwater Paper Corp.(a)	168	6,320
Glatfelter Corp.	450	7,717
Mercer International Inc.	402	5,785
Neenah Inc.	170	8,735

		28,557

Personal Products — 0.6%
elf Beauty Inc.(a)	390	10,464
Inter Parfums Inc.	180	12,767
Medifast Inc.	119	25,206
USANA Health Sciences Inc.(a)	121	11,810

		60,247

Pharmaceuticals — 1.5%
Amphastar Pharmaceuticals Inc.(a)	371	6,797
ANI Pharmaceuticals Inc.(a)	118	4,265
Collegium Pharmaceutical Inc.(a)	353	8,366
Corcept Therapeutics Inc.(a)	1,075	25,574
Endo International PLC(a)	2,340	17,339
Innoviva Inc.(a)	638	7,624
Lannett Co. Inc.(a)(b)	354	1,869
Pacira BioSciences Inc.(a)	447	31,330
Phibro Animal Health Corp., Class A	207	5,051
Prestige Consumer Healthcare Inc.(a)	508	22,393
Supernus Pharmaceuticals Inc.(a)	537	14,059

		144,667

Professional Services — 1.2%
Exponent Inc.	528	51,454
Forrester Research Inc.(a)	112	4,758
Heidrick & Struggles International Inc.	197	7,037
Kelly Services Inc., Class A, NVS	338	7,527
Korn Ferry	550	34,303
Resources Connection Inc.	311	4,211
TrueBlue Inc.(a)	360	7,927

		117,217

Real Estate Management & Development — 0.5%
Marcus & Millichap Inc.(a)	244	8,223
RE/MAX Holdings Inc., Class A	189	7,445
Realogy Holdings Corp.(a)	1,173	17,747
St. Joe Co. (The)	318	13,642

		47,057

Road & Rail — 1.0%
ArcBest Corp.	258	18,156
Heartland Express Inc.	495	9,692
Marten Transport Ltd.	596	10,114
Saia Inc.(a)	268	61,795

		99,757

Semiconductors & Semiconductor Equipment — 4.0%
Advanced Energy Industries Inc.	390	42,576
Axcelis Technologies Inc.(a)	342	14,053
CEVA Inc.(a)	231	12,971
Cohu Inc.	479	20,041
Diodes Inc.(a)	428	34,172
DSP Group Inc.(a)	223	3,178
FormFactor Inc.(a)	792	35,727

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) March 31, 2021	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Ichor Holdings Ltd.(a)	289	$15,548
Kulicke & Soffa Industries Inc.	632	31,038
MaxLinear Inc.(a)	691	23,549
Onto Innovation Inc.(a)	497	32,658
PDF Solutions Inc.(a)	55	978
Photronics Inc.(a)	647	8,320
Power Integrations Inc.	612	49,866
Rambus Inc.(a)	1,135	22,064
SMART Global Holdings Inc.(a)	143	6,581
Ultra Clean Holdings Inc.(a)	412	23,912
Veeco Instruments Inc.(a)	504	10,453

		387,685

Software — 2.9%
8x8 Inc.(a)	1,095	35,522
Agilysys Inc.(a)	206	9,880
Alarm.com Holdings Inc.(a)	459	39,649
BM Technologies Inc.	36	387
Bottomline Technologies DE Inc.(a)	396	17,919
Ebix Inc.	238	7,623
LivePerson Inc.(a)	642	33,859
MicroStrategy Inc., Class A(a)	78	52,946
OneSpan Inc.(a)	344	8,428
Progress Software Corp.	449	19,783
SPS Commerce Inc.(a)	362	35,950
Xperi Holding Corp.	1,064	23,163

		285,109

Specialty Retail — 6.0%
Aaron’s Co. Inc. (The)	347	8,911
Abercrombie & Fitch Co., Class A	634	21,753
America’s Car-Mart Inc./TX(a)	62	9,447
Asbury Automotive Group Inc.(a)	196	38,514
Barnes & Noble Education Inc.(a)(b)	316	2,572
Bed Bath & Beyond Inc.	1,237	36,059
Boot Barn Holdings Inc.(a)	295	18,382
Buckle Inc. (The)	292	11,470
Caleres Inc.	384	8,371
Cato Corp. (The), Class A	205	2,460
Chico’s FAS Inc.	1,244	4,118
Children’s Place Inc. (The)(a)	148	10,316
Conn’s Inc.(a)	236	4,590
Designer Brands Inc., Class A	597	10,388
GameStop Corp., Class A(a)(b)	555	105,350
Genesco Inc.(a)	144	6,840
Group 1 Automotive Inc.	173	27,298
Guess? Inc.	380	8,930
Haverty Furniture Companies Inc.	169	6,285
Hibbett Sports Inc.(a)(b)	169	11,642
Lumber Liquidators Holdings Inc.(a)	293	7,360
MarineMax Inc.(a)	224	11,057
Michaels Companies Inc. (The)(a)	723	15,863
Monro Inc.	339	22,306
ODP Corp. (The)	545	23,593
Rent-A-Center Inc./TX	499	28,772
Sally Beauty Holdings Inc.(a)(b)	1,149	23,129
Shoe Carnival Inc.	88	5,445
Signet Jewelers Ltd.(a)	533	30,903
Sleep Number Corp.(a)	262	37,594
Sonic Automotive Inc., Class A	237	11,748

Security	Shares	Value

Specialty Retail (continued)
Zumiez Inc.(a)	212	$9,095

		580,561

Technology Hardware, Storage & Peripherals — 0.5%
3D Systems Corp.(a)(b)	1,264	34,684
Diebold Nixdorf Inc.(a)	794	11,219

		45,903

Textiles, Apparel & Luxury Goods — 1.9%
Crocs Inc.(a)	666	53,580
Fossil Group Inc.(a)	476	5,902
G-III Apparel Group Ltd.(a)(b)	442	13,322
Kontoor Brands Inc.	478	23,197
Movado Group Inc.	169	4,808
Oxford Industries Inc.	171	14,949
Steven Madden Ltd.	788	29,361
Unifi Inc.(a)	152	4,189
Vera Bradley Inc.(a)	228	2,303
Wolverine World Wide Inc.	840	32,189

		183,800

Thrifts & Mortgage Finance — 1.7%
Axos Financial Inc.(a)	405	19,039
Capitol Federal Financial Inc.	1,018	13,484
Flagstar Bancorp. Inc.	374	16,867
Meta Financial Group Inc.	194	8,790
Mr Cooper Group Inc.(a)	720	25,027
NMI Holdings Inc., Class A(a)	869	20,543
Northfield Bancorp. Inc.	371	5,906
Northwest Bancshares Inc.	740	10,693
Provident Financial Services Inc.	570	12,700
TrustCo Bank Corp. NY	743	5,476
Walker & Dunlop Inc.	298	30,617

		169,142

Trading Companies & Distributors — 1.0%
Applied Industrial Technologies Inc.	395	36,012
Boise Cascade Co.	398	23,812
DXP Enterprises Inc./TX(a)	167	5,038
GMS Inc.(a)	435	18,161
NOW Inc.(a)	1,116	11,261
Veritiv Corp.(a)	127	5,403

		99,687

Water Utilities — 0.6%
American States Water Co.	377	28,509
California Water Service Group	512	28,846

		57,355

Wireless Telecommunication Services — 0.3%
Shenandoah Telecommunications Co.	508	24,795
Spok Holdings Inc.	185	1,941

		26,736

Total Common Stocks — 95.1% (Cost: $8,024,034)		9,220,977

Short-Term Investments

Money Market Funds — 7.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.11%(c)(d)(e)	250,511	250,662

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® ESG Screened S&P Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	520,000	$520,000

		770,662

Total Short-Term Investments — 7.9% (Cost: $770,662)		770,662

Total Investments in Securities — 103.0% (Cost: $8,794,696)		9,991,639

Other Assets, Less Liabilities — (3.0)%		(290,328)

Net Assets — 100.0%		$9,701,311

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended March 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/22/20	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 03/31/21	Shares Held at 03/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$250,669	(b)	$—	$(7)	$—	$250,662	250,511	$591	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—		520,000	(b)	—	—	—	520,000	520,000	35		—

						$(7)	$—	$770,662		$626		$—

(a)	The Fund commenced operations on September 22, 2020.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	HSBC Bank USA N.A.(b)	02/10/23	$225,028	$(8,487	)(c)	$214,111	2.3%
	Monthly	JPMorgan Securities PLC(d)	02/08/23	264,631	(8,432	)(e)	253,942	2.7

					$(16,919)		$468,053

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $2,430 of net dividends, payable for referenced securities purchased and financing fees.
(e)	Amount includes $2,257 of net dividends, payable for referenced securities purchased and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	65 basis points	65 basis points
Benchmarks:	USD - 1M US Dollar LIBOR BBA	USD -1M US Dollar LIBOR BBA

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) March 31, 2021	iShares® ESG Screened S&P Small-Cap ETF

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank USA N.A. as of March 31, 2021 expiration 02/10/23.

	Shares	Value	% of Basket Value

Reference Entity — Long

Air Freight & Logistics
Echo Global Logistics Inc.	54	$1,696	0.8%

Banks
Allegiance Bancshares Inc.	40	1,622	0.8
Ameris Bancorp.	59	3,098	1.5
BankUnited Inc.	193	8,482	4.0
Banner Corp.	147	7,840	3.7
Berkshire Hills Bancorp. Inc.	127	2,835	1.3
Boston Private Financial Holdings Inc.	152	2,025	0.9
Brookline Bancorp. Inc.	197	2,955	1.4
Cadence BanCorp.	302	6,260	2.9
Central Pacific Financial Corp.	129	3,442	1.6
Columbia Banking System Inc.	1	43	0.0
Community Bank System Inc.	100	7,672	3.6
CVB Financial Corp.	11	243	0.1
Eagle Bancorp. Inc.	74	3,938	1.8
First BanCorp./Puerto Rico	918	10,337	4.8
First Bancorp./Southern Pines NC	1	44	0.0
First Commonwealth Financial Corp.	404	5,805	2.7
First Financial Bancorp.	209	5,016	2.3
First Midwest Bancorp. Inc.	4	88	0.0
Great Western Bancorp. Inc.	111	3,362	1.6
Heritage Financial Corp./WA	149	4,208	2.0
Hope Bancorp Inc.	291	4,382	2.1
Independent Bank Corp.	35	2,947	1.4
Investors Bancorp. Inc.	556	8,168	3.8
National Bank Holdings Corp.	1	40	0.0
NBT Bancorp. Inc.	99	3,950	1.8
OFG Bancorp.	220	4,976	2.3
Old National Bancorp./IN	234	4,526	2.1
Pacific Premier Bancorp. Inc.	2	87	0.0
Renasant Corp.	14	579	0.3
S&T Bancorp. Inc.	75	2,513	1.2
Seacoast Banking Corp. of Florida	223	8,082	3.8
Simmons First National Corp., Class A	215	6,379	3.0
Southside Bancshares Inc.	65	2,503	1.2
Triumph Bancorp. Inc.	48	3,715	1.7
United Community Banks Inc./GA	183	6,244	2.9
Veritex Holdings Inc.	5	164	0.1
Westamerica Bancorp.	108	6,780	3.2

		145,350

Biotechnology
Spectrum Pharmaceuticals Inc.	32	104	0.1

Commercial Services & Supplies
Pitney Bowes Inc.	729	6,007	2.8

Consumer Finance
Green Dot Corp.	2	92	0.0

Diversified Telecommunication Services
Cincinnati Bell Inc.	1	15	0.0

Equity Real Estate Investment Trusts (REITs)
Acadia Realty Trust	3	57	0.0
CareTrust REIT Inc.	70	1,630	0.8

	Shares	Value	% of Basket Value
DiamondRock Hospitality Co.	25	$258	0.1
Four Corners Property Trust Inc.	9	247	0.1
GEO Group Inc. (The)	39	303	0.2
iStar Inc.	152	2,703	1.3
Xenia Hotels & Resorts Inc.	3	59	0.0

		5,257

Health Care Providers & Services
Magellan Health Inc.	1	93	0.0

Insurance
American Equity Investment Life Holding Co.	3	95	0.1
Employers Holdings Inc.	6	258	0.1
ProAssurance Corp.	2	54	0.0
Safety Insurance Group Inc.	29	2,443	1.1

		2,850

Mortgage Real Estate Investment
Granite Point Mortgage Trust Inc.	113	1,353	0.7
PennyMac Mortgage Investment Trust	3	59	0.0

		1,412

Multiline Retail
Macy’s Inc.	1,223	19,800	9.2

Oil, Gas & Consumable Fuels
Green Plains Inc.	4	108	0.1
Renewable Energy Group Inc.	52	3,434	1.6

		3,542

Thrifts & Mortgage Finance
Axos Financial Inc.	104	4,889	2.3
Capitol Federal Financial Inc.	5	66	0.0
Flagstar Bancorp. Inc.	96	4,330	2.0
HomeStreet Inc.	42	1,851	0.9
Meta Financial Group Inc.	128	5,800	2.7
Northfield Bancorp. Inc.	1	16	0.0
Northwest Bancshares Inc.	529	7,644	3.6
Provident Financial Services Inc.	147	3,275	1.5
TrustCo Bank Corp. NY	3	22	0.0

		27,893

Total Reference Entity — Long		214,111

Net Value of Reference Entity — HSBC Bank USA N.A.		$214,111

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Securities PLC as of March 31, 2021 expiration 02/08/23.

	Shares	Value	% of Basket Value

Reference Entity — Long

Air Freight & Logistics
Echo Global Logistics Inc.	6	$188	0.1%

Banks
Allegiance Bancshares Inc.	6	243	0.1
Ameris Bancorp.	101	5,304	2.1
Banner Corp.	7	373	0.2
Berkshire Hills Bancorp. Inc.	24	536	0.2

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® ESG Screened S&P Small-Cap ETF

	Shares	Value	% of Basket Value
Boston Private Financial Holdings Inc.	211	$2,811	1.1
Brookline Bancorp. Inc.	141	2,115	0.8
Cadence BanCorp.	236	4,892	1.9
Central Pacific Financial Corp.	158	4,215	1.7
City Holding Co.	69	5,643	2.2
Columbia Banking System Inc.	314	13,530	5.3
Community Bank System Inc.	137	10,511	4.1
Customers Bancorp. Inc.	67	2,132	0.8
CVB Financial Corp.	304	6,715	2.7
Eagle Bancorp. Inc.	62	3,299	1.3
First BanCorp./Puerto Rico	41	462	0.2
First Bancorp./Southern Pines NC	122	5,307	2.1
First Commonwealth Financial Corp.	19	273	0.1
First Financial Bancorp.	216	5,184	2.0
First Midwest Bancorp. Inc.	479	10,495	4.1
Great Western Bancorp. Inc.	132	3,998	1.6
Hanmi Financial Corp.	312	6,156	2.4
Heritage Financial Corp./WA	8	226	0.1
Hope Bancorp Inc.	251	3,780	1.5
Investors Bancorp. Inc.	43	632	0.3
National Bank Holdings Corp.	134	5,317	2.1
NBT Bancorp. Inc.	92	3,671	1.5
OFG Bancorp.	10	226	0.1
Old National Bancorp./IN	147	2,843	1.1
Pacific Premier Bancorp. Inc.	214	9,296	3.7
Preferred Bank/Los Angeles CA	31	1,974	0.8
Renasant Corp.	117	4,841	1.9
S&T Bancorp. Inc.	97	3,250	1.3
Seacoast Banking Corp. of Florida	10	362	0.1
Simmons First National Corp., Class A	256	7,596	3.0
Southside Bancshares Inc.	6	231	0.1
Triumph Bancorp. Inc.	4	310	0.1
United Community Banks Inc./GA	16	546	0.2
Veritex Holdings Inc.	211	6,904	2.7
Westamerica Bancorp.	8	502	0.2

		146,701

Commercial Services & Supplies
Pitney Bowes Inc.	33	272	0.1

Consumer Finance
Green Dot Corp.	123	5,632	2.2

Diversified Telecommunication Services
Cincinnati Bell Inc.	224	3,438	1.4

Equity Real Estate Investment Trusts (REITs)
Acadia Realty Trust	377	7,152	2.8
CareTrust REIT Inc.	150	3,493	1.4

	Shares	Value	% of Basket Value
DiamondRock Hospitality Co.	115	$1,185	0.5
Four Corners Property Trust Inc.	6	164	0.0
GEO Group Inc. (The)	258	2,002	0.8
iStar Inc.	17	302	0.1
Xenia Hotels & Resorts Inc.	259	5,051	2.0

		19,349

Health Care Providers & Services
Magellan Health Inc.	52	4,848	1.9

Insurance
American Equity Investment Life Holding Co.	195	6,148	2.4
Employers Holdings Inc.	59	2,541	1.0
Horace Mann Educators Corp.	181	7,821	3.1
James River Group Holdings Ltd.	72	3,285	1.3
ProAssurance Corp.	235	6,289	2.5
Safety Insurance Group Inc.	3	253	0.1
Stewart Information Services Corp.	61	3,174	1.2

		29,511

Mortgage Real Estate Investment
Granite Point Mortgage Trust Inc.	13	156	0.1
PennyMac Mortgage Investment Trust	222	4,351	1.7

		4,507

Multiline Retail
Macy’s Inc.	143	2,315	0.9

Oil, Gas & Consumable Fuels
Green Plains Inc.	93	2,518	1.0
Renewable Energy Group Inc.	259	17,104	6.7

		19,622

Thrifts & Mortgage Finance
Axos Financial Inc.	14	658	0.3
Capitol Federal Financial Inc.	292	3,868	1.5
Flagstar Bancorp. Inc.	13	586	0.2
HomeStreet Inc.	179	7,889	3.1
Meta Financial Group Inc.	6	272	0.1
Northfield Bancorp. Inc.	106	1,688	0.7
Northwest Bancshares Inc.	24	347	0.1
Provident Financial Services Inc.	23	512	0.2
TrustCo Bank Corp. NY	236	1,739	0.7

		17,559

Total Reference Entity — Long		253,942

Net Value of Reference Entity — JPMorgan Securities PLC		$253,942

Balances Reported in the Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Total Return Swaps	$—	$—	$—	$(16,919)

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) March 31, 2021	iShares® ESG Screened S&P Small-Cap ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of March 31, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$16,919

For the period ended March 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Swaps	$106,842

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$(16,919)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps:
Average notional value	$308,601

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Swaps - OTC	$—	$16,919

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	16,919
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	—	16,919

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Net Amount of Derivative Liabilities	(a)

HSBC Bank USA N.A.	$8,487	$—	$8,487
JPMorgan Securities PLC	8,432	—	8,432

	$16,919	$—	$16,919

(a)   Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) March 31, 2021	iShares® ESG Screened S&P Small-Cap ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of March 31, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$9,220,590	$387	$—	$9,220,977
Money Market Funds	770,662	—	—	770,662

	$9,991,252	$387	$—	$9,991,639

Derivative financial instruments(a)
Liabilities
Swaps	$—	$(16,919)	$—	$(16,919)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Statements of Assets and Liabilities

March 31, 2021

	iShares ESG Screened S&P 500 ETF	iShares ESG Screened S&P Mid-Cap ETF	iShares ESG Screened S&P Small-Cap ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$30,080,803	$19,702,465	$9,220,977
Affiliated(c)	166,308	285,494	770,662
Cash	6,489	8,383	4,200
Cash pledged:
Futures contracts	5,000	—	—
Receivables:
Securities lending income — Affiliated	—	24	46
Variation margin on futures contracts	394	—	—
Capital shares sold	—	4,405	—
Dividends	16,560	16,023	8,185

Total assets	30,275,554	20,016,794	10,004,070

LIABILITIES
Collateral on securities loaned, at value	—	265,499	250,668
Payables:
Investments purchased	—	9,093	34,145
Investment advisory fees	1,959	1,931	1,027
Unrealized depreciation on:
OTC swaps	—	—	16,919

Total liabilities	1,959	276,523	302,759

NET ASSETS	$30,273,595	$19,740,271	$9,701,311

NET ASSETS CONSIST OF:
Paid-in capital	$28,996,526	$18,534,836	$8,445,298
Accumulated earnings	1,277,069	1,205,435	1,256,013

NET ASSETS	$30,273,595	$19,740,271	$9,701,311

Shares outstanding	1,000,000	550,000	250,000

Net asset value	$30.27	$35.89	$38.81

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$—	$261,226	$247,472
(b) Investments, at cost — Unaffiliated	$28,775,277	$18,434,528	$8,024,034
(c) Investments, at cost — Affiliated	$156,031	$285,494	$770,662

See notes to financial statements.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Period Ended March 31, 2021

	iShares ESG Screened S&P 500 ETF	(a)	iShares ESG Screened S&P Mid-Cap ETF (a)	iShares ESG Screened S&P Small-Cap ETF (a)

INVESTMENT INCOME
Dividends — Unaffiliated	$77,837		$82,521	$47,437
Dividends — Affiliated	660		2	35
Securities lending income — Affiliated — net	33		120	591
Foreign taxes withheld	—		—	(28)

Total investment income	78,530		82,643	48,035

EXPENSES
Investment advisory fees	4,340		7,032	4,603

Total expenses	4,340		7,032	4,603

Net investment income	74,190		75,611	43,432

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(44,502)		(65,694)	(20,310)
Investments — Affiliated	3		(5)	(7)
In-kind redemptions — Unaffiliated	266,033		2,047,738	1,664,396
In-kind redemptions — Affiliated	1,073		—	—
Swaps	—		—	106,842

Net realized gain	222,607		1,982,039	1,750,921

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	1,305,526		1,267,937	1,196,943
Investments — Affiliated	10,277		—	—
Futures contracts	754		—	—
Swaps	—		—	(16,919)

Net change in unrealized appreciation (depreciation)	1,316,557		1,267,937	1,180,024

Net realized and unrealized gain	1,539,164		3,249,976	2,930,945

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,613,354		$3,325,587	$2,974,377

(a)	For the period from September 22, 2020 (commencement of operations) to March 31, 2021.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets

	iShares ESG Screened S&P 500 ETF Period From 09/22/20 to 03/31/21	(a)	iShares ESG Screened S&P Mid-Cap ETF Period From 09/22/20 to 03/31/21	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$74,190		$75,611
Net realized gain	222,607		1,982,039
Net change in unrealized appreciation (depreciation)	1,316,557		1,267,937

Net increase in net assets resulting from operations	1,613,354		3,325,587

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(69,238)		(72,947)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	28,729,479		16,487,631

NET ASSETS
Total increase in net assets	30,273,595		19,740,271
Beginning of period	—		—

End of period	$30,273,595		$19,740,271

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares ESG Screened S&P Small-Cap ETF Period From 09/22/20 to 03/31/21	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$43,432
Net realized gain	1,750,921
Net change in unrealized appreciation (depreciation)	1,180,024

Net increase in net assets resulting from operations	2,974,377

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(54,674)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	6,781,608

NET ASSETS
Total increase in net assets	9,701,311
Beginning of period	—

End of period	$9,701,311

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Financial Highlights

(For a share outstanding throughout the period)

	iShares ESG Screened S&P 500 ETF

	Period From 09/22/20 to 03/31/21	(a)

Net asset value, beginning of period	$25.29

Net investment income(b)	0.21
Net realized and unrealized gain(c)	4.91

Net increase from investment operations	5.12

Distributions(d)
From net investment income	(0.14)

Total distributions	(0.14)

Net asset value, end of period	$30.27

Total Return
Based on net asset value	20.27	%(e)

Ratios to Average Net Assets
Total expenses	0.08	%(f)

Net investment income	1.37	%(f)

Supplemental Data
Net assets, end of period (000)	$30,274

Portfolio turnover rate(g)	6	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	iShares ESG Screened S&P Mid-Cap ETF

	Period From 09/22/20 to 03/31/21	(a)

Net asset value, beginning of period	$ 25.19

Net investment income(b)	0.22
Net realized and unrealized gain(c)	10.66

Net increase from investment operations	10.88

Distributions(d)
From net investment income	(0.18)

Total distributions	(0.18)

Net asset value, end of period	$ 35.89

Total Return
Based on net asset value	43.29	%(e)

Ratios to Average Net Assets
Total expenses	0.12	%(f)

Net investment income	1.29	%(f)

Supplemental Data
Net assets, end of period (000)	$19,740

Portfolio turnover rate(g)	11	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	iShares ESG Screened S&P Small-Cap ETF

	Period From 09/22/20 to 03/31/21	(a)

Net asset value, beginning of period	$25.18

Net investment income(b)	0.20
Net realized and unrealized gain(c)	13.69

Net increase from investment operations	13.89

Distributions(d)
From net investment income	(0.26)

Total distributions	(0.26)

Net asset value, end of period	$38.81

Total Return
Based on net asset value	55.32	%(e)

Ratios to Average Net Assets
Total expenses	0.12	%(f)

Net investment income	1.13	%(f)

Supplemental Data
Net assets, end of period (000)	$9,701

Portfolio turnover rate(g)	18	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.    ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

ESG Screened S&P 500(a)	Non-diversified
ESG Screened S&P Mid-Cap(a)	Non-diversified
ESG Screened S&P Small-Cap(a)	Non-diversified

(a)	The Fund commenced operations on September 22, 2020.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of March 31, 2021, if any, are disclosed in the statement of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statement of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.
•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.    SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA as of March 31, 2021:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

ESG Screened S&P Mid-Cap
Citigroup Global Markets Inc.	$261,226	$261,226		$—	$—

ESG Screened S&P Small-Cap
Barclays Bank PLC	$2,540	$2,496		$—	$(44	)(b)
BofA Securities, Inc.	26,297	26,193		—	(104	)(b)
Citigroup Global Markets Inc.	54,511	54,511		—	—
Goldman Sachs & Co.	139,668	139,668		—	—
UBS AG	24,456	24,456		—	—

	$247,472	$247,324		$—	$(148)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.    DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statement of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statement of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the statement of assets and liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the statement of assets and liabilities. Payments received or paid are recorded in the statement of operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

statement of operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid. Total return swaps are entered into by the iShares ESG Screened S&P Small-Cap ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

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Notes to Financial Statements  (continued)

iShares ETF	Investment Advisory Fee

ESG Screened S&P 500	0.08%
ESG Screened S&P Mid-Cap	0.12
ESG Screened S&P Small-Cap	0.12

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, each Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended March 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

ESG Screened S&P 500	$10
ESG Screened S&P Mid-Cap	46
ESG Screened S&P Small-Cap	192

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the period ended March 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
ESG Screened S&P 500	$51,753	$332,122	$(25,380)
ESG Screened S&P Mid-Cap	69,018	238,723	16,326
ESG Screened S&P Small-Cap	515	—	—

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.    PURCHASES AND SALES

For the period ended March 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
ESG Screened S&P 500	$1,278,157	$735,864
ESG Screened S&P Mid-Cap	1,424,601	1,130,510
ESG Screened S&P Small-Cap	2,019,775	1,198,518

For the period ended March 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
ESG Screened S&P 500	$29,523,542	$1,414,935
ESG Screened S&P Mid-Cap	24,619,057	8,455,183
ESG Screened S&P Small-Cap	10,924,953	5,360,430

8.    INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2021 and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of March 31, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings
ESG Screened S&P 500	$267,047	$(267,047)
ESG Screened S&P Mid-Cap	2,047,205	(2,047,205)
ESG Screened S&P Small-Cap	1,663,690	(1,663,690)

The tax character of distributions paid was as follows:

iShares ETF	Period Ended 03/31/21

ESG Screened S&P 500
Ordinary income	$69,238

ESG Screened S&P Mid-Cap
Ordinary income	$72,947

ESG Screened S&P Small-Cap
Ordinary income	$54,674

As of March 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
ESG Screened S&P 500	$4,952	$(34,318)	$1,306,435		$1,277,069
ESG Screened S&P Mid-Cap	2,664	(53,137)	1,255,908		1,205,435
ESG Screened S&P Small-Cap	78,996	(18,543)	1,195,560		1,256,013

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Notes to Financial Statements  (continued)

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the accounting for swap agreements.

As of March 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ESG Screened S&P 500	$28,940,676	$ 1,453,251	$ (146,816)	$ 1,306,435
ESG Screened S&P Mid-Cap	18,732,051	1,488,115	(232,207)	1,255,908
ESG Screened S&P Small-Cap	8,796,079	1,277,957	(82,397)	1,195,560

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBORTransition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Period Ended 03/31/21
iShares ETF	Shares	Amount

ESG Screened S&P 500
Shares sold	1,050,000	$30,222,032
Shares redeemed	(50,000)	(1,492,553)

Net increase	1,000,000	$28,729,479

ESG Screened S&P Mid-Cap
Shares sold	800,000	$24,979,421
Shares redeemed	(250,000)	(8,491,790)

Net increase	550,000	$16,487,631

ESG Screened S&P Small-Cap
Shares sold	400,000	$12,170,388
Shares redeemed	(150,000)	(5,388,780)

Net increase	250,000	$6,781,608

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares ESG Screened S&P 500 ETF,

iShares ESG Screened S&P Mid-Cap ETF and iShares ESG Screened S&P Small-Cap ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares ESG Screened S&P 500 ETF, iShares ESG Screened S&P Mid-Cap ETF and iShares ESG Screened S&P Small-Cap ETF (three of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 22, 2020 (commencement of operations) to March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, and the results of each of their operations, changes in each of their net assets and each of the financial highlights for the period September 22, 2020 (commencement of operations) to March 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	51

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended March 31, 2021 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
ESG Screened S&P 500	92.53%
ESG Screened S&P Mid-Cap	82.02%
ESG Screened S&P Small-Cap	25.69%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Dividend Income
ESG Screened S&P 500	$73,201
ESG Screened S&P Mid-Cap	63,022
ESG Screened S&P Small-Cap	35,147

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended March 31, 2021:

iShares ETF	Qualified Business Income
ESG Screened S&P 500	$3,819
ESG Screened S&P Mid-Cap	12,913
ESG Screened S&P Small-Cap	9,674

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Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares ESG Screened S&P 500 ETF, iShares ESG Screened S&P Mid-Cap ETF and iShares ESG Screened S&P Small-Cap ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 2, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and closures in certain countries and the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a Fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following enhancements to the Program: (1) certain single country emerging market ETFs were added to a $300 million credit agreement with State Street Bank and Trust Company; and (2) certain updates were made to the RATS and HLIM calculation methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	53

Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

March 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

ESG Screened S&P 500	$0.136498	$—	$—	$0.136498	100%	—%	—%	100%
ESG Screened S&P Mid-Cap	0.184434	—	—	0.184434	100	—	—	100
ESG Screened S&P Small-Cap(a)	0.219432	—	0.037934	0.257366	85	—	15	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 376 funds as of March 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	55

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	57

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

Counterparty Abbreviations

HSBC	HSBC Bank PLC

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-315-0321

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the eighty-six series of the registrant for which the fiscal year-end is March 31, 2021 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $1,068,050 for the fiscal year ended March 31, 2020 and $1,165,300 for the fiscal year ended March 31, 2021.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2020 and March 31, 2021 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $298,699 for the fiscal year ended March 31, 2020 and $325,166 for the fiscal year ended March 31, 2021. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended March 31, 2020 and March 31, 2021 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended March 31, 2021 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $298,699 for the fiscal year ended March 31, 2020 and $325,166 for the fiscal year ended March 31, 2021.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a)  (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: June 04, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: June 04, 2021

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: June 04, 2021